UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Name and Address of Agent for Service: Michael D. Mabry Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103	with a copy to: Kevin P. O’Rourke Jose J. Del Real, Esq. The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603

Registrant’s telephone number, including area code: (800) 595-9111

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30e-1).

(b)	Copy of notice transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

NORTHERN FUNDS EQUITY FUNDS

ANNUAL REPORT

MARCH 31, 2022

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

EQUITY FUNDS

TABLE OF CONTENTS

2	PORTFOLIO MANAGEMENT COMMENTARY

24	STATEMENTS OF ASSETS AND LIABILITIES

28	STATEMENTS OF OPERATIONS

32	STATEMENTS OF CHANGES IN NET ASSETS

38	FINANCIAL HIGHLIGHTS

61	SCHEDULES OF INVESTMENTS

61	ACTIVE M EMERGING MARKETS EQUITY FUND (Ticker Symbol: NMMEX)

66	ACTIVE M INTERNATIONAL EQUITY FUND (Ticker Symbol: NMIEX)

74	EMERGING MARKETS EQUITY INDEX FUND (Ticker Symbol: NOEMX)

98	GLOBAL REAL ESTATE INDEX FUND (Ticker Symbol: NGREX)

109	GLOBAL SUSTAINABILITY INDEX FUND (Ticker Symbols: Class I: NSRIX, Class K: NSRKX)

120	GLOBAL TACTICAL ASSET ALLOCATION FUND (Ticker Symbol: BBALX)

122	INCOME EQUITY FUND (Ticker Symbol: NOIEX)

126	INTERNATIONAL EQUITY FUND (Ticker Symbol: NOIGX)

131	INTERNATIONAL EQUITY INDEX FUND (Ticker Symbol: NOINX)

144	LARGE CAP CORE FUND (Ticker Symbol: NOLCX)

148	LARGE CAP VALUE FUND (Ticker Symbol: NOLVX)

152	MID CAP INDEX FUND (Ticker Symbol: NOMIX)

159	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND (Ticker Symbol: NMFIX)

162	MULTI-MANAGER GLOBAL REAL ESTATE FUND (Ticker Symbol: NMMGX)

165	NORTHERN ENGAGE360TM FUND (Ticker Symbol: NENGX)

171	SMALL CAP CORE FUND (Ticker Symbols: Class I: NSGRX, Class K: NSCKX)

193	SMALL CAP INDEX FUND (Ticker Symbol: NSIDX)

220	SMALL CAP VALUE FUND (Ticker Symbol: NOSGX)

229	STOCK INDEX FUND (Ticker Symbol: NOSIX)

238	U.S. QUALITY ESG FUND (Ticker Symbols: Class I: NUEIX, Class K: NUESK)

242	NOTES TO THE FINANCIAL STATEMENTS

267	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

269	TAX INFORMATION

271	LIQUIDITY RISK MANAGEMENT PROGRAM

272	FUND EXPENSES

275	TRUSTEES AND OFFICERS

279	APPROVAL OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

282	INVESTMENT CONSIDERATIONS

288	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust. NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT   1   EQUITY FUNDS

EQUITY FUNDS

ACTIVE M EMERGING MARKETS EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The emerging markets faced a number of challenges during the 12-month reporting period ended March 31, 2022. These included regulatory changes that negatively impacted education companies and information technology companies in China and Russia’s invasion of Ukraine. Amid this turmoil, the Active M Emerging Markets Equity Fund returned -9.64% and outperformed the -11.37% return of the Fund’s benchmark, the MSCI Emerging Markets® Index, during the 12-month period.

Securities of Chinese companies had the largest impact on the benchmark’s performance during the period, with substantial declines across the consumer discretionary, communication services, health care and information technology sectors, resulting in a -32.54% return. Other weak-performing markets included South Korea, Egypt, Hungary, Thailand and Russia (removed from the benchmark on March 9, 2022). Countries with exposure to the energy sector, such as Brazil, Saudi Arabia and United Arab Emirates, performed well, as did India and Mexico. A downturn in Chinese consumer internet and information technology sector stocks weighed on the growth style and led to a loss of -18.29% for the MSCI Emerging Markets Growth Index. Conversely, emerging markets stocks exhibiting value style characteristics, as measured by the MSCI Emerging Markets Value Index, declined just -3.53%. Larger-capitalization stocks lagged smaller-capitalization stocks, as the MSCI Emerging Markets Large Capitalization Index returned -13.06% while the MSCI Emerging Markets Small Capitalization Index gained 5.52%.

The Fund’s underweight to China, specifically in the consumer discretionary, information technology and real estate sectors, added meaningfully to performance relative to the benchmark during the period. Stock selection in China also proved beneficial, as was an underweight position in Russia relative to the benchmark. An overweight in Mexico, together with the strong showing for the Fund’s consumer staples sector holdings in the country, also added value. Stock selection in India, South Korea and Taiwan weighed on relative performance.

Performance attributable to the sub-adviser Axiom Investors lagged the Fund’s benchmark over the 12-month period given its growth-oriented investment approach, while performance attributable to the sub-adviser Westwood Global Investments (“Westwood”) benefited from a value style tailwind. In addition, an underweight in China, an overweight in Brazil and strong stock selection in China, Mexico and South Africa contributed positively to Westwood’s results. Ashmore Investment Management, a top-down focused sub-adviser, added value through country allocations. However, weak stock selection in India, Mexico, South Korea, China and Taiwan outweighed positive country positioning.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 11/19/08

ACTIVE M EMERGING MARKETS EQUITY FUND	-9.64%	5.41%	3.31%	9.61%

MSCI EMERGING MARKETS® INDEX	-11.37	5.98	3.36	9.07

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.25% and 1.10%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The MSCI Emerging Markets ® Index is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

The MSCI Emerging Markets Small Capitalization Index includes small cap representation across 24 Emerging Markets countries. With 1,766 constituents as of March 31, 2022, the index covers approximately 14% of the free float-adjusted market capitalization in each country. The small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments.

The MSCI Emerging Markets Value Index captures large and mid cap securities exhibiting overall value style characteristics across 24 Emerging Markets (EM) countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI Emerging Markets Large Capitalization Index includes large-cap representation across 24 Emerging Markets countries. With 725 constituents as of March 31, 2022, the index covers approximately 70% of the free float-adjusted market capitalization in each country.

Information about Investment Considerations can be found on page 282 to 284.

EQUITY FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

ACTIVE M INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For most of the 12-month reporting period ended March 31, 2022, global equity markets shrugged off concerns about higher inflation and rising interest rates as investors were more focused on the strength in corporate profits. However, that quickly changed in the first quarter of 2022 due to Russia’s invasion of Ukraine, renewed concerns over inflation caused by higher energy prices, and a resurgence of COVID-19 in Europe and Asia. Global equity markets, as measured by the MSCI World ex USA IMI Index, still managed to post a positive return of 2.31% for the 12-month period. The energy and materials sectors, the United Kingdom and Canada, and large-cap stocks all posted strong gains. Japan, the information technology and consumer discretionary sectors, and small-cap stocks lagged. The growth style outperformed value until a sharp reversal in the last quarter of the period.

The Active M International Equity Fund, while performing well during the first ten months of the period, struggled in February and March and ultimately returned -1.04% for the fiscal year, underperforming the Fund’s benchmark, the MSCI World ex USA IMI Index. The Fund’s relative performance was hampered by both stock selection and sector allocation. Modest overweights in the consumer discretionary and information technology sectors had a negative impact, while an overweight allocation to the energy sector contributed. Stock selection in the consumer discretionary sector weighed most heavily on performance.

The Fund’s non-benchmark allocation to emerging markets also detracted from performance, as did an underweight in Canada. An underweight in Japan contributed to the Fund’s relative performance. The growth sub-advisers WCM Investment Management and Polen Capital Management performed well early in the period, but gave back those gains amid a shift in favor towards value stocks. Conversely, performance attributable to the value sub-adviser Wellington Management Company benefited from its significant weighting in undervalued securities.

Performance attributable to the sub-adviser Causeway Capital Management also benefited from the style shift, but it was hindered by an overweight in the Eurozone given that the region sold off more heavily due to its economic ties with Russia and Ukraine. The small-cap sub-adviser Victory Capital Management also performed well early in the period, but it was negatively impacted by its allocation to emerging markets.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 06/22/06

ACTIVE M INTERNATIONAL EQUITY FUND	-1.04%	8.02%	5.50%	3.73%

MSCI WORLD® EX USA IM INDEX	2.31	7.22	6.46	4.54

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.92% and 0.85%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

MSCI World® ex USA IM Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets. It captures large, mid and small cap representation across 22 developed markets, excluding the United States, and covers approximately 99% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 282 to 284.

NORTHERN FUNDS ANNUAL REPORT   3   EQUITY FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Emerging Markets Equity Index Fund returned -12.69% during the 12-month reporting period ended March 31, 2022, compared with a return of -11.37% for its benchmark, the MSCI Emerging Markets Index. Emerging market equities underperformed their developed market counterparts, as gauged by the 10.12% return of the MSCI World Index.

The reporting period concluded with a stretch of increased financial market volatility that was initially driven by investor concerns over elevated inflation and central bank policy tightening, and that subsequently intensified with Russia’s late-February invasion of Ukraine. Equity markets were largely able to persist through news of additional virus variants, with key areas of support including a constructive growth environment and a strong corporate earnings backdrop, especially in the early part of the reporting period.

Financials and utilities were the top-performing sectors in the MSCI Emerging Markets Index with returns of 11.21% and 10.89%, respectively. The consumer discretionary and real estate sectors were the worst performers, returning -39.21% and -27.76%, respectively. At the country level, the United Arab Emirates and Czech Republic led performance with returns of 58.14% and 54.52%, respectively. Russia (removed from the MSCI Emerging Markets Index on March 9, 2022) and China were the most notable laggards with returns of -100% and -30.30%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/25/06

EMERGING MARKETS EQUITY INDEX FUND	-12.69%	5.30%	2.90%	3.62%

MSCI EMERGING MARKETS INDEX	-11.37	5.98	3.36	4.39

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.34% and 0.30%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Information about Investment Considerations can be found on page 282 to 284.

EQUITY FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

GLOBAL REAL ESTATE INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund returned 11.84% during the 12-month reporting period ended March 31, 2022, compared with a return of 12.04% for its benchmark, the MSCI ACWI IMI Core Real Estate Index. Global real estate equity securities outperformed the broader global equity market, as gauged by the 10.12% return of the MSCI World Index.

The reporting period concluded with a stretch of increased financial market volatility that was initially driven by investor concerns over elevated inflation and central bank policy tightening, and that subsequently intensified with Russia’s late-February invasion of Ukraine. Equity markets were largely able to persist through news of additional virus variants, with key areas of support including a constructive growth environment and a strong corporate earnings backdrop, especially in the early part of the reporting period.

Israel and South Africa were the best performers in the MSCI ACWI IMI Core Real Estate Index at the country level, with returns of 52.67% and 37.42%, respectively. Japan and China were the most notable laggards with returns of -6.12% and -5.86%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 07/26/06

GLOBAL REAL ESTATE INDEX FUND	11.84%	6.56%	6.78%	4.17%

MSCI® ACWI® IMI CORE REAL ESTATE INDEX	12.04	6.35	6.95	4.44

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.48% and 0.48%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The MSCI® ACWI® IMI Core Real Estate Index is a free float-adjusted market capitalization-weighted index that consists of large, mid and small-cap stocks engaged in the ownership, development and management of specific core property type real estate. As of March 31, 2022, the developed market countries included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of March 31, 2022, the emerging market countries included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Information about Investment Considerations can be found on page 282 to 284.

NORTHERN FUNDS ANNUAL REPORT   5   EQUITY FUNDS

EQUITY FUNDS

GLOBAL SUSTAINABILITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Sustainability Index Fund (Class I Shares) returned 10.47% during the 12-month reporting period ended March 31, 2022, compared with a return of 10.78% for its benchmark, the MSCI World ESG Leaders Index. Environmental, social and governance (“ESG”) equities outperformed the broad developed market, as gauged by the 10.12% return of the MSCI World Index.

The reporting period concluded with a stretch of increased financial market volatility that was initially driven by investor concerns over elevated inflation and central bank policy tightening, and that subsequently intensified with Russia’s late-February invasion of Ukraine. Equity markets were largely able to persist through news of additional virus variants, with key areas of support including a constructive growth environment and a strong corporate earnings backdrop, especially in the early part of the reporting period.

Energy and information technology were the top-performing sectors in the MSCI World ESG Leaders Index with returns of 35.37% and 15.96%, respectively. The industrials and utilities sectors were the weakest performers, returning 1.94% and 3.90%, respectively. At the country level, Israel and Portugal led performance with returns of 53.67% and 28.60%, respectively. Germany and New Zealand were the most notable laggards with returns of -15.78% and -12.30%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/05/08

GLOBAL SUSTAINABILITY INDEX FUND (CLASS I SHARES)[1]	10.47%	12.78%	11.02%	7.61%

GLOBAL SUSTAINABILITY INDEX FUND (CLASS K SHARES)[1]	10.48	12.80	11.03	7.61

MSCI WORLD ESG LEADERS INDEXSM	10.78	12.75	10.96	7.69

[1]

Class I shares and Class K shares commenced operations on July 31, 2020. Performance of Class I shares and Class K shares prior to that date is for the Fund’s Shares class (the Shares class is no longer offered by the Fund).

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.32% and 0.30% for Class I shares, and 0.27% and 0.25% for Class K shares, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT (Class I shares)(2)(3)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[2] Class I shares were offered beginning on July 31, 2020. Performance prior to that date is the performance of the Fund’s Shares class, which is no longer offered by the Fund.

[3] Index returns may not be visible due to high correlation with the Fund’s returns.

MSCI World ESG Leaders IndexSM is a free float-adjusted, market capitalization-weighted index comprised of large and mid-cap developed market companies in Asia Pacific, Europe and the Middle East, Canada and the United States. The Index holds a broad, diversified set of global companies, selected based on regional sector ranking of environmental, social and governance performance.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Information about Investment Considerations can be found on page 282 to 284.

EQUITY FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

GLOBAL TACTICAL ASSET ALLOCATION FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Equity markets were largely able to persist through news of additional virus variants through most of the period, as a constructive growth environment and strong corporate earnings backdrop provided support into mid-November 2021. However, the period concluded with a stretch of increased financial market volatility. The “risk-off” tone was initially driven by investor concerns about elevated inflation and tighter central bank policy, and it intensified after Russia’s invasion of Ukraine. Asset class performance was mixed, with somewhat higher returns for equities compared to bonds. During the 12-month reporting period ended March 31, 2022, within global equities, the United States was the top performing region with a return of 13.64%, followed by non-U.S. developed markets at 3.04% and emerging markets at -11.37% (as measured by the MSCI USA Index, MSCI World ex USA Index and MSCI Emerging Markets Index, respectively). Investment-grade fixed income (as gauged by the Bloomberg U.S. Aggregate Bond Index) declined 4.15%, with notable headwinds from rising interest rates.

The Global Tactical Asset Allocation Fund returned 3.92% during the reporting period, outperforming the 2.70% return of its blended benchmark (60% MSCI All Country World Index and 40% Bloomberg U.S. Aggregate Bond Index). Tactical positioning and strategic positioning were the primary contributors to performance. The Fund maintained a tactical stance that was overweight risk for most of the period, but it shifted to moderately underweight risk in March 2022 following the Russia-Ukraine developments. Tactical positioning also benefited from overweights in natural resources and U.S. equities. The main source of the Fund’s relative outperformance from strategic positioning came from the strength in real assets versus global equities. Exposures to certain risk factors (including size, value and yield) had mixed impacts across the major equity regions but were modest detractors overall.

Relative to its strategic norms, the Fund ended the period positioned with a moderate overweight to risk through overweights in high-yield bonds, U.S. equities and natural resources, funded by underweights in investment-grade fixed income, developed ex-U.S. equities and emerging market equities. The Fund remains committed to broad global diversification among asset classes, based on our evolving investment views amid changing market and economic conditions.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 07/01/93

GLOBAL TACTICAL ASSET ALLOCATION FUND	3.92%	6.30%	6.12%*	6.21%*

MSCI ALL COUNTRY WORLD INDEX	7.28	11.64	10.00	6.14

BLOOMBERG U.S. AGGREGATE BOND INDEX	-4.15	2.14	2.24	4.79

BLENDED INDEX**	2.70	8.04	7.07	6.89

*

Prior to August 1, 2011, the Fund operated as the Northern Institutional Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”). On August 1, 2011, the Predecessor Fund was reorganized into the Fund, a newly created series of Northern Funds with the same investment objective and policies as the Predecessor Fund. In connection with the reorganization, the performance record of the Predecessor Fund was carried over to the Fund. The Predecessor Fund’s investment strategy changed from a traditional balanced fund to an asset allocation fund, operating as a fund of funds, on April 1, 2008.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.70% and 0.56%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI All Country World Index captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,939 constituents as of March 31, 2022, the MSCI All Country World Index covers approximately 85% of the global investable equity opportunity set.

** The Blended Index consists of 60% MSCI All Country World Index and 40% Bloomberg U.S. Aggregate Bond Index.

Information about Investment Considerations can be found on page 282 to 284.

NORTHERN FUNDS ANNUAL REPORT   7   EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The S&P 500® Index returned 15.65% for the 12-month reporting period ended March 31, 2022. Robust economic growth and strong employment gains drove markets to new all-time highs over the reporting period. However, investor risk appetites pulled back in early 2022 as stubbornly high inflation data, coupled with the tight labor market, caused the Federal Reserve to raise short term interest rates and signal significant increases in future meetings. Tighter monetary conditions and Russia’s invasion of Ukraine drove equity markets lower, while interest rates, commodity prices and credit spreads (the difference in spreads between corporate yield rates and government yields) moved higher. Energy was the best performing sector in the S&P 500® Index, as oil prices were boosted by strong demand and geopolitical unrest. Communication services was the worst performing sector in the S&P 500® Index, driven by underperformance of several mega-cap media stocks.

The Income Equity Fund posted a total return of 16.31% for the 12-month reporting period ended March 31, 2022 and outperformed its benchmark, the S&P 500® Index. The Fund invests in high-quality, income-producing stocks, which Northern Trust Investments believes to have the potential to generate above-market returns over time. The Fund’s exposure to higher-dividend-yielding securities added to relative performance, as these stocks outperformed the market. The Fund’s allocation to high-quality names also added to relative returns. Stock selection within the information technology and health care sectors further added to relative performance, while stock selection in consumer staples and consumer discretionary detracted from relative performance.

Northern Trust Investments continues to emphasize identifying high-quality, dividend-paying companies. Northern Trust Investments believes investors will remain focused on well-managed and highly profitable companies that, in our view, are better positioned to deal with inflationary pressures and the effects of tighter monetary policy. Further, dividend payments continued to rise thanks to strong corporate cash flow generation. Northern Trust Investments maintains its emphasis on companies that it believes exhibit prudent use of shareholder capital and a focus on total return. Northern Trust Investments believes the Fund’s investment strategy is well positioned to provide an elevated level of income generated from a diversified basket of stocks that offer opportunities for long-term capital appreciation.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

INCOME EQUITY FUND	16.31%	13.54%	11.98%	9.51%

S&P 500® INDEX	15.65	15.99	14.64	10.75

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.18% and 1.01%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.	Information about Investment Considerations can be found on page 282 to 284.

EQUITY FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The MSCI World ex USA Index returned 3.04% for the 12-month reporting period ended March 31, 2022. Robust economic growth and strong employment gains drove markets to new all-time highs over the reporting period. However, investor risk appetites pulled back in early 2022 as stubbornly high inflation data, coupled with the tight labor market, caused the Federal Reserve to raise short term interest rates and signal significant increases in future meetings. Tighter monetary conditions and Russia’s invasion of Ukraine drove equity markets lower, while interest rates, commodity prices and credit spreads (the difference in spreads between corporate yield rates and government yields) moved higher. Energy was the best performing sector in the MSCI World ex USA Index, as oil prices were boosted by strong demand and geopolitical unrest. Communication services and consumer discretionary were the worst performing sectors in the MSCI World ex USA Index.

The International Equity Fund returned 3.49% for the 12-month period ended March 31, 2022 and outperformed its benchmark, the MSCI World ex USA Index. Factor performance was led by value and high quality over the period. Investors initially focused on undervalued low quality companies, but they shifted to higher-quality, inexpensive companies as the economic recovery accelerated. Holdings in undervalued securities added to the Fund’s relative performance over the period. Stock selection was strongest within the information technology and consumer discretionary sectors, while stock selection lagged within the commodity-heavy materials sector and interest rate-sensitive financials sector. From a regional perspective, stock selection was most positive in Japan while detracting in the United Kingdom.

Despite the large return dispersion across economic sectors, stock selection accounted for most of the Fund’s relative outperformance, with sector allocation broadly neutral. Northern Trust Investments’ process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. Northern Trust Investments believes the Fund’s investment strategy has the potential to provide attractive long-term capital appreciation through its focus on inexpensive, high-quality securities and additional controls intended to manage risk. Northern Trust Investments also believes the Fund is positioned to benefit as investors look beyond the broad economic data and refocus on company fundamentals.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

INTERNATIONAL EQUITY FUND	3.49%	4.80%	4.85%	4.58%

MSCI WORLD EX USA INDEX	3.04	7.14	6.25	5.42

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.76% and 0.53%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of March 31, 2022, the MSCI World ex USA Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Information about Investment Considerations can be found on page 282 to 284.

NORTHERN FUNDS ANNUAL REPORT   9   EQUITY FUNDS

EQUITY FUNDS

INTERNATIONAL EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Fund returned 0.13% during the 12-month reporting period ended March 31, 2022, compared with a return of 1.16% for its benchmark, the MSCI EAFE Index. Developed international market equities underperformed their U.S. counterparts, as gauged by the 15.65% return of the S&P 500® Index.

The reporting period concluded with a stretch of increased financial market volatility that was initially driven by investor concerns over elevated inflation and central bank policy tightening, and that subsequently intensified with Russia’s late-February invasion of Ukraine. Equity markets were largely able to persist through news of additional virus variants, with key areas of support including a constructive growth environment and a strong corporate earnings backdrop, especially in the early part of the reporting period.

Energy and health care were the top-performing sectors in the MSCI EAFE Index with returns of 31.10% and 9.38%, respectively. The communication services and consumer discretionary sectors were the weakest performers, returning -9.83% and -9.22%, respectively. At the country level, Norway and Denmark led performance with returns of 22.28% and 15.54%, respectively. Ireland and New Zealand were the most notable laggards with returns of -17.42% and -14.93%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05

INTERNATIONAL EQUITY INDEX FUND	0.13%	6.42%	6.06%	4.66%

MSCI EAFE® INDEX	1.16	6.72	6.27	4.89

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.24% and 0.24%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.	Information about Investment Considerations can be found on page 282 to 284.

EQUITY FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The S&P 500® Index returned 15.65% for the 12-month reporting period ended March 31, 2022. Robust economic growth and strong employment gains drove markets to new all-time highs over the reporting period. However, investor risk appetites pulled back in early 2022 as stubbornly high inflation data, coupled with the tight labor market, caused the Federal Reserve to raise short term interest rates and signal significant increases in future meetings. Tighter monetary conditions and Russia’s invasion of Ukraine drove equity markets lower, while interest rates, commodity prices and credit spreads (the difference in spreads between corporate yield rates and government yields) moved higher. Energy was the best performing sector in the S&P 500® Index for the reporting period, as oil prices were boosted by strong demand and geopolitical unrest. Communication services was the worst performing sector in the S&P 500® Index, driven by underperformance of several mega-cap media stocks.

The Large Cap Core Fund returned 17.18% for the 12-month period ended March 31, 2022 and outperformed its benchmark, the S&P 500® Index, for the same period. The quality, value and sentiment factors all outperformed in the 12-month period, driving the Fund’s strong relative performance. After an extended period of outperformance for lower-quality, faster-growing stocks in the prior fiscal year, investors shifted their focus to inexpensive, higher-quality securities. The value rally was initially led by lower-quality securities, but as the global economy reopened, investors turned their attention to higher-quality, undervalued companies. Stock selection was strongest in the communication services and information technology sectors, while it was weakest in the interest rate-sensitive real estate and financial sectors.

Despite large differences in returns among sectors, stock selection accounted for most of the Fund’s relative outperformance and the effect of sector allocation was broadly neutral. Northern Trust Investments’ process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. Northern Trust Investments believes the Fund’s investment strategy can provide attractive long-term growth of capital through its focus on inexpensive, high-quality securities and additional controls intended to manage risk. Northern Trust Investments also believes the Fund’s focus on high-quality securities is well-suited to withstand challenging economic scenarios and volatile market conditions.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/16/05

LARGE CAP CORE FUND	17.18%	14.30%	13.52%	9.33%

S&P 500® INDEX	15.65	15.99	14.64	10.35

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.57% and 0.45%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.	Information about Investment Considerations can be found on page 282 to 284.

NORTHERN FUNDS ANNUAL REPORT   11   EQUITY FUNDS

EQUITY FUNDS

LARGE CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Robust economic growth and strong employment gains drove markets to new all-time highs over the 12-month reporting period ended March 31, 2022. However, investor risk appetites pulled back in early 2022 as stubbornly high inflation data, coupled with the tight labor market, caused the Federal Reserve to raise short term interest rates and signal significant increases in future meetings. Tighter monetary conditions and Russia’s invasion of Ukraine drove equity markets lower, while interest rates, commodity prices and credit spreads (the difference in spreads between corporate yield rates and government yields) moved higher. Energy was the best performing sector in the Russell 1000 Value Index, as oil prices were boosted by strong demand and geopolitical unrest. Communication services was the worst performing sector in the Russell 1000 Value Index, driven by underperformance of several mega-cap media stocks.

The Large Cap Value Fund posted a total return of 13.00% for the 12-month period ended March 31, 2022 and outperformed the 11.67% return for its benchmark, the Russell 1000 Value Index. The Fund invests in what Northern Trust Investments believes to be attractively valued stocks with strong profitability and cash flows relative to peers. Allocations to the value and quality factors explain nearly all of the positive contributions to the Fund’s relative performance over the period. High-quality stocks outperformed the market during the year, while highly volatile, low-quality stocks lagged. The Fund’s preference for inexpensive stocks also contributed to performance. Stock selection was strongest within the information technology and industrials sectors, while it detracted in the financial and energy sectors.

Looking ahead, Northern Trust Investments believes investors will focus on inexpensive, well-managed and highly profitable companies that Northern Trust Investments believes are in a better position to deal with inflationary pressures and the effects of tighter monetary policy. Northern Trust Investments believes allocating to this segment of stocks is an effective way to avoid “value traps” and potentially outperform the benchmark over the full economic cycle.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 08/03/00

LARGE CAP VALUE FUND	13.00%	10.29%	10.81%	7.16%

RUSSELL 1000 VALUE INDEX	11.67	10.29	11.70	7.71

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.89% and 0.57%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Russell 1000 Value Index is an unmanaged index measuring the performance of those companies included in the Russell 1000 Index having lower price-to-book ratios and forecasted growth values.	Information about Investment Considerations can be found on page 282 to 284.

EQUITY FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MID CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Midcap Index Fund returned 4.44% during the 12-month reporting period ended March 31, 2022, compared with a return of 4.59% for its benchmark, the S&P Midcap 400® Index. Mid-cap equities underperformed large caps, as gauged by the 15.65% return of the S&P 500® Index, but they outperformed small caps, as gauged by the -5.79% return of the Russell 2000 Index.

During the last three quarters of 2021, vaccinations, economic reopening and policy stimulus tailwinds proved powerful enough to result in modestly positive equity returns. The second quarter of 2021 saw government bond yields stabilize and U.S. equities rebound from mid-quarter pressure. U.S. equities were flat in the third quarter of 2021 due to concerns over peak growth, inflation and unwinding of stimulus, but they finished the fourth quarter of 2021 on a strong note. The first quarter of 2022 saw the S&P 500® Index experience its first quarterly decline since the beginning of 2020. Continued high inflation, compounded by Russia’s invasion of Ukraine, led to a pullback in investor risk appetites. The U.S. Federal Reserve raised short term interest rates and signaled significant increases in future meetings due to a tight labor market and continued inflationary pressures. Investors rotated toward value-oriented companies over growth stocks given the increase in interest rates and expectations of higher rates to come.

Energy and real estate were the top-performing sectors in the S&P Midcap 400® Index with returns of 61.34% and 21.25%, respectively. The communication services and consumer discretionary sectors were the most notable laggards, returning -10.89% and -10.01%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05

MID CAP INDEX FUND	4.44%	10.94%	12.03%	9.98%

S&P MIDCAP 400® INDEX	4.59	11.10	12.20	10.25

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.19% and 0.15%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The S&P MidCap 400® Index is a free float-adjusted market capitalization index consisting of 400 mid-capitalization stocks. As of March 31, 2022, the approximate market capitalization of the companies in the S&P MidCap 400 Index was in between $1.6 billion and $17.5 billion.

Information about Investment Considerations can be found on page 282 to 284.

NORTHERN FUNDS ANNUAL REPORT   13   EQUITY FUNDS

EQUITY FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2022, the global listed infrastructure market—as measured by the Fund’s benchmark, the S&P Global Infrastructure Index—posted a return of 15.86% and outperformed the broader global equity market, as gauged by the 7.28% return of the MSCI ACWI Index. Within the energy sector, the Oil, Gas & Consumable Fuels industry, which benefited from the increase in energy demand brought about by the economic recovery, was the top performing industry in the S&P Global Infrastructure Index. Within the utilities sector, multi-utilities also outperformed, while gas, water and electric utilities lagged. The transportation industry within the industrials sector also trailed the strong performance of the global listed infrastructure asset class. Canada and the U.S. were the top-performing regions, driven by their above-average weightings in energy-related securities. Conversely, continental Europe and Japan suffered negative returns.

The Multi-Manager Global Listed Infrastructure Fund’s return of 11.46% underperformed the 15.86% return of the benchmark during reporting period, primarily due to an underweight to the energy sector. Holdings in gas utilities also detracted from relative performance, despite positive stock selection in the industry. An underweight in airport services and stock selection in the utilities sector contributed positively. Regionally, an underweight in Canada and weak stock selection in emerging markets and the United States detracted, while stock selection in the Europe ex-U.K. region was additive.

The sub-adviser Lazard Asset Management underperformed the benchmark due to its underweight in energy, however, strong stock selection in non-gas utilities added value. The sub-adviser First Sentier Investors (Australia) IM underperformed due to an underweight allocation to the energy sector and an overweight in gas utilities. Stock selection in electric utilities and an underweight in airport services was additive. The sub-adviser Maple-Brown Abbott Limited also underperformed due to an underweight in energy, and was replaced with KBI Global Investors (Northern America), Ltd. (“KBI”) during the period. KBI’s global sustainable infrastructure strategy is designed to invest in the owners and operators of the critical infrastructure that provides the global population with access to essential resources. KBI emphasizes areas where it believes the bulk of future infrastructure spending will be focused, such as water, clean energy, energy efficiency and food production. The 30% target allocation to KBI is expected to diversify the Fund’s exposure to areas outside of traditional infrastructure. During the relatively short period in the Fund, KBI underperformed largely due to an underweight to the energy sector.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 09/18/12

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	11.46%	7.63%	6.74%	7.94%

S&P GLOBAL INFRASTRUCTURE® INDEX (NET DIVIDEND RETURN)	15.86	7.16	6.76	6.91

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.97% and 0.97%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The S&P Global Infrastructure® Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation and Energy.

Information about Investment Considerations can be found on page 282 to 284.

EQUITY FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global real estate securities, as measured by the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index, returned 14.48% in the 12-month reporting period ended March 31, 2022. The self-storage, industrial, and residential industries were the top performers, while lodging and data centers lagged. On a regional allocation basis, North America was the standout performer. Germany, Japan, and Hong Kong lagged the benchmark.

The Multi-Manager Global Real Estate Fund returned 15.03% and outperformed the 14.48% return for the benchmark for the 12-month period. An underweight allocation to Japan was the main contributor to relative performance, followed by stock selection in North America and Germany. Stock selection in Hong Kong and the United Kingdom detracted from relative performance.

The sub-adviser Massachusetts Financial Services Company outperformed the benchmark during the 12-month period and added significant relative value from its allocation to diversified and out-of-benchmark securities. The sub-adviser Janus Capital Management also outperformed due to an overweight to the industrial sector and stock selection in the residential and office industries.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 11/19/08

MULTI-MANAGER GLOBAL REAL ESTATE FUND	15.03%	7.98%	7.12%	11.50%

FTSE® EPRA® /NAREIT® DEVELOPED® INDEX	14.48	6.50	6.91	11.38

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.04% and 0.92%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

FTSE® EPRA®/NAREIT® Developed® Index is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds (ETFs). It is not possible to invest in an index.

Information about Investment Considerations can be found on page 282 to 284.

NORTHERN FUNDS ANNUAL REPORT   15   EQUITY FUNDS

EQUITY FUNDS

NORTHERN ENGAGE360TM FUND

PORTFOLIO MANAGEMENT COMMENTARY

Global equities, as measured by the MSCI ACWI Index, appreciated 7.28% during the 12-month reporting period ended March 31, 2022. The U.S. market returned 11.92%, as gauged by the Russell 3000 Index, while international developed markets returned 1.16% based on the MSCI EAFE Index. The emerging markets were hit particularly hard due to regulatory changes in China and Russia’s invasion of Ukraine. The MSCI Emerging Markets Index declined -11.37%. From a style perspective, value outpaced growth, with the MSCI ACWI Value Index appreciating 8.83% versus 5.42% for the MSCI ACWI Growth Index.

The Northern Engage360TM Fund returned -0.10% over the 12 months ended March 31, 2022, underperforming its benchmark, the MSCI ACWI Index. Both stock selection and industry positioning contributed to the Fund’s relative underperformance. The sub-advisers EARNEST Partners (“EARNEST”) and Mar Vista Investment Partners (“Mar Vista”) contributed to performance, while the Fund’s other sub-advisers detracted from performance. Performance for EARNEST and Mar Vista benefited from their U.S.-focused strategies. EARNEST was also helped by its sector positioning. The sub-adviser ARK Investment Management was the largest detractor from the Fund’s relative return, driven by its stock selection in the information technology, health care and communication services sectors. Ariel Investments’ (“Ariel”) results lagged the benchmark due to negative stock selection in utilities and underweights in the information technology and energy sectors. Aristotle Capital Management’s (“Aristotle”) results lagged the benchmark due to negative stock selection in the information technology, communication services, and materials sectors.

During the fiscal year, the international equity sub-adviser Strategic Global Advisors (“SGA”) was replaced in December 2021 with Boston Common Asset Management (“BCAM”), which uses an international strategy. SGA lagged the benchmark during its holding period over the trailing 12 months primarily due to country positioning. BCAM trailed the benchmark since being added to the Fund due to negative stock selection in the U.K. and Europe ex-U.K., primarily in the materials and financials sectors, respectively. In late March 2022, strategy changes were implemented among the sub-advisers. Specifically, EARNEST was transitioned from mid-cap core to an all-cap core strategy, Aristotle from U.S. large-cap stocks to a global strategy, and Ariel from international to a U.S. mid-cap value strategy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION 11/20/17

NORTHERN ENGAGE360TM FUND	-0.10%	11.62%	8.21%

MSCI ACWI INDEX	7.28	13.75	10.50

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.77% and 0.70%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 countries comprising 23 developed and 24 emerging market countries. As of March 31, 2022, the developed market countries included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of March 31, 2022, the emerging market countries included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The Russell 3000 Index measures the performance of the largest 3,000 US companies representing approximately 97% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

Information about Investment Considerations can be found on page 282 to 284.

EQUITY FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

NORTHERN ENGAGE360TM FUND	(UNAUDITED)

The MSCI EAFE® Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, as determined by the index provider, excluding the US and Canada. With 825 constituents as of March 31, 2022, the MSCI EAFE® Index covers approximately 85% of the free float adjusted market capitalization in each country.

The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets (EM) countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

NORTHERN FUNDS ANNUAL REPORT   17   EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2022, the Small Cap Core Fund (Class I Shares) returned -0.63% and outperformed the -5.79% return of its benchmark, the Russell 2000© Index. Robust economic growth and strong employment gains drove markets to new all-time highs over the reporting period. However, investor risk appetites pulled back in early 2022 as stubbornly high inflation data, coupled with the tight labor market, caused the Federal Reserve to raise short-term interest rates and signal significant increases in future meetings. Russia’s invasion of Ukraine also contributed to the market downturn late in the period. Energy was the best performing sector in the Russell 2000© Index as commodity prices continued to rise through the year. Real estate and utilities followed, albeit somewhat distantly, as defensive sectors attracted attention after mid-year 2021.

Consistent with the Fund’s investment strategy, stock selection, rather than sector selection, accounted for the majority of the Fund’s relative outperformance. A modest underweight in energy detracted from returns, but this was more than offset by an underweight to the lagging health care sector. Stock selection was strong except within energy, where oil and gas stocks were up more than 70%. Stock selection was particularly robust in health care, but higher-quality stocks—as gauged by the manager’s proprietary stock selection models—broadly outperformed their lower-ranked counterparts. Although the smallest-capitalization segment of the Russell 2000© Index (companies with less than $350 million capitalization) generally underperformed, strong stock selection in that group added to the Fund’s relative performance.

Northern Trust Investments maintains a focus on higher quality-companies. Further, Northern Trust Investments continues to seek diverse exposure to domestic small-cap stocks across the sectors represented within the Russell 2000© benchmark—including those within the smallest segments of the market—while maintaining a disciplined process designed to manage active risk and transaction costs.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/30/99

SMALL CAP CORE FUND (CLASS I SHARES)[1]	-0.63%	9.70%	11.20%	7.93%

SMALL CAP CORE FUND (CLASS K SHARES)[1]	-0.54	9.74	11.21	7.94

RUSSELL 2000 INDEX	-5.79	9.74	11.04	8.69

[1]

Class I shares and Class K shares commenced operations on July 31, 2020. Performance of Class I shares and Class K shares prior to that date is for the Fund’s Shares class (the Shares class is no longer offered by the Fund).

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.67% and 0.59% for Class I shares, and 0.57% and 0.49% for Class K shares, respectively. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT(Class I shares)(2)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[2] Class I shares were offered beginning on July 31, 2020. Performance prior to that date is the performance of the Fund’s Shares class, which is no longer offered by the Fund.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 U.S. companies in the Russell 3000® Index, based on market capitalization.

Information about Investment Considerations can be found on page 282 to 284.

EQUITY FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Index Fund returned -5.88% during the 12-month reporting period ended March 31, 2022, compared with a return of -5.79% for its benchmark, the Russell 2000© Index. Small-cap equities underperformed both large-cap equities as gauged by the 15.65% return of the S&P 500© Index, and mid-cap equities as gauged by the 4.59% return of the S&P Midcap 400© Index.

During the last three quarters of 2021, vaccinations, economic reopening and policy stimulus tailwinds proved powerful enough to result in modestly positive equity returns. The second quarter of 2021 saw government bond yields stabilize and U.S. equities rebound from mid-quarter pressure. U.S. equities were flat in the third quarter of 2021 due to concerns over peak growth, inflation and unwinding of stimulus, but they finished the fourth quarter of 2021 on a strong note. The first quarter of 2022 saw the U.S. stock market experience its first quarterly decline since the beginning of 2020. Continued high inflation, compounded by Russia’s invasion of Ukraine, led to a pullback in investor risk appetites. The U.S. Federal Reserve raised short term interest rates and signaled significant increases in future meetings due to a tight labor market and continued inflationary pressures. Investors rotated toward value-oriented companies over growth stocks given the increase in interest rates and expectations of higher rates to come.

For the 12-month period ended March 31, 2022, energy and real estate were the top-performing sectors in the Russell 2000© Index with returns of 66.64% and 11.75%, respectively. The health care and consumer discretionary sectors were the biggest laggards, returning -30.13% and -17.84%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/03/99

SMALL CAP INDEX FUND	-5.88%	9.55%	10.88%	8.21%

RUSSELL 2000® INDEX	-5.79	9.74	11.04	8.57

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.19% and 0.15%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies in the Russell 3000® Index based on market capitalization which represents approximately 10% of the total market capitalization of the Russell 3000 Index as of April 30, 2022.

Information about Investment Considerations can be found on page 282 to 284.

NORTHERN FUNDS ANNUAL REPORT   19   EQUITY FUNDS

EQUITY FUNDS

SMALL CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Value Fund returned 3.29% for the 12-month reporting period ended March 31, 2022, in line with the 3.32% return for its benchmark, the Russell 2000© Value Index. Robust economic growth and strong employment gains drove markets to new all-time highs over the reporting period. However, investor risk appetites pulled back in early 2022 as stubbornly high inflation data, coupled with the tight labor market, caused the Federal Reserve to raise short-term interest rates and signal significant increases in future meetings. Russia’s invasion of Ukraine also contributed to the market downturn late in the period.

Energy was the best performing sector in the Russell 2000© Value Index as commodity prices in general continued to rise during the period. Real estate, utilities and communication services followed, albeit somewhat distantly. Consistent with the Fund’s investment strategy, stock selection, rather than sector selection, accounted for the majority of the Fund’s relative outperformance. A modest underweight to energy detracted from relative returns, while an underweight to the lagging health care sector proved additive.

Stock selection was strongest within the struggling health care sector, where biotechnology companies in particular struggled after a strong run early in the pandemic era. Performance of lower-quality, less profitable, more volatile stocks generally lagged as macro conditions tightened in the latter half of 2021. However, a number of “meme” stocks (i.e., stocks that have gained an online following, including through social media platforms) experienced outsized performance for the reporting period despite a retreat in late 2021. Overall, differences in return between companies with higher profitability, earnings and volatility were small compared to those with less attractive characteristics, resulting in only modest contributions to the Fund’s relative performance.

Consistent with Northern Trust Investments’ long-term approach, Northern Trust Investments continues to seek reasonably priced, but more profitable, small-company stocks and avoid lower-quality companies. Northern Trust Investments continues to apply its disciplined cost- and risk-efficient investment strategy, designed to balance return, risk and transaction costs, in seeking to achieve the Fund’s intended objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

SMALL CAP VALUE FUND	3.29%	6.25%	9.47%	9.60%

RUSSELL 2000 VALUE INDEX	3.32	8.57	10.54	10.06

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.13% and 1.00%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Russell 2000 Value Index is an unmanaged index measuring the performance of those companies included in the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values.	Information about Investment Considerations can be found on page 282 to 284.

EQUITY FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

STOCK INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Stock Index Fund returned 15.51% during the 12-month reporting period ended March 31, 2022, compared with a return of 15.65% for its benchmark, the S&P 500© Index. Large-cap stocks as measured by the S&P 500© Index outperformed both mid-cap and small-cap stocks, as gauged by the 4.59% return of the S&P Midcap 400© Index and -5.79% return of the Russell 2000© Index.

During the last three quarters of 2021, vaccinations, economic reopening and policy stimulus tailwinds proved powerful enough to result in modestly positive equity returns. The second quarter of 2021 saw government bond yields stabilize and U.S. equities rebound from mid-quarter pressure. U.S. equities were flat in the third quarter of 2021 due to concerns over peak growth, inflation and unwinding of stimulus, but they finished the fourth quarter of 2021 on a strong note. The first quarter of 2022 saw the U.S. stock market experience its first quarterly decline since the beginning of 2020. Continued high inflation, compounded by Russia’s invasion of Ukraine, led to a pullback in investor risk appetites. The U.S. Federal Reserve raised short term interest rates and signaled significant increases in future meetings due to a tight labor market and continued inflationary pressures. Investors rotated toward value-oriented companies over growth stocks given an increase in interest rates and expectations of higher rates to come.

For the 12-month period ended March 31, 2022, energy and real estate were the top-performing sectors in the S&P 500© Index with returns of 64.35% and 25.76%, respectively. The communication services and industrials sectors were the biggest laggards, returning -0.90% and 5.93%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/07/96

STOCK INDEX FUND	15.51%	15.86%	14.52%	9.29%

S&P 500® INDEX	15.65	15.99	14.64	9.61

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.13% and 0.10%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market. As of March 31, 2022, the approximate market capitalization of the companies in the S&P 500 Index was between approximately $5.2 billion and $2.84 trillion.

Information about Investment Considerations can be found on page 282 to 284.

NORTHERN FUNDS ANNUAL REPORT   21   EQUITY FUNDS

EQUITY FUNDS

U.S. QUALITY ESG FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Russell 1000® Index—the Fund’s benchmark—returned 13.27% in the 12-month period ended March 31, 2022. Robust economic growth and strong employment gains helped propel the market to new all-time highs in 2021. Investor risk appetites pulled back in early 2022, however. Stubbornly high inflation data and a tight labor market caused the U.S. Federal Reserve to raise short-term interest rates and indicate it would continue to tighten aggressively in the coming year. Russia’s invasion of Ukraine in February 2022 further contributed to the negative tone that characterized the final three months of the reporting period. Energy was the top performing sector in the Russell 1000© Index over the full 12 months, as oil prices were boosted by robust demand and geopolitical unrest. Communication services was the worst-performing sector, driven by weakness in several mega-cap media stocks.

The Fund’s Class K Shares returned 13.71% for the 12-month period ended March 31, 2022 and outperformed the Russell 1000 Index. The Fund invests in high-quality companies that Northern Trust Investments believes have favorable environmental, social, and governance (ESG) ratings, a category Northern Trust Investments believes to have the potential to generate above-average returns over time. Stocks with these characteristics generally outperformed over the reporting period, benefiting the Fund. On the other hand, a modest underweight in the energy sector detracted from relative returns.

The Fund will continue to invest in what Northern Trust Investments believes to be financially sound companies that seek to effectively manage their non-financial ESG risks. Northern Trust Investments believes incorporating both a financial lens and a non-financial lens of ESG content into the portfolio construction process is well suited to helping us achieve the Fund’s objective of longer-term outperformance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION 10/02/17

U.S. QUALITY ESG FUND (CLASS K SHARES)[1]	13.71%	19.45%	16.10%

U.S. QUALITY ESG FUND (CLASS I SHARES)[1]	13.62	19.40	16.06

RUSSELL 1000 INDEX	13.27	18.71	15.73

[1]

Class K shares commenced operations on July 31, 2020. Class I shares commenced operations on August 24, 2020. Performance of Class K shares and Class I shares prior to these dates is for the Fund’s Shares class (the Shares class is no longer offered by the Fund).

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.51% and 0.39% for Class K shares, and 0.61% and 0.49% for Class I shares, respectively. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT(Class K shares)(2)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[2] Class K shares were offered beginning on July 31, 2020. Performance prior to that date is the performance of the Fund’s Shares class, which is no longer offered by the Fund.

The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on net capitalization.

Information about Investment Considerations can be found on page 282 to 284.

EQUITY FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT   23   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ACTIVE M EMERGING MARKETS EQUITY FUND	ACTIVE M INTERNATIONAL EQUITY FUND	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at value	$300,995	$557,028	$1,905,411	$1,460,540
Investments in affiliates, at value	17,729	35,464	41,401	23,490
Cash	26	—	62	—
Cash held at broker (restricted $3,434, $1,228, $1,008, $0, and $0, respectively)	—	—	4,561	1,228
Foreign currencies held at broker, at value (restricted $185, $632, $86 and $5,059, respectively)	—	—	—	425
Foreign currencies, at value	1,175	333	3,582	3,053
Interest income receivable	—	—	—	1
Dividend income receivable	968	1,894	5,534	4,755
Receivable for capital gains tax	290	—	8	—
Receivable for foreign tax reclaims	32	1,723	84	836
Receivable for securities sold	1,245	1,686	690	—
Receivable for variation margin on futures contracts	—	9	—	—
Receivable for fund shares sold	465	23	238	183
Receivable from investment adviser	3	4	1	1
Unrealized appreciation on forward foreign currency exchange contracts	—	—	12	21
Prepaid and other assets	4	10	18	4

Total Assets	322,932	598,174	1,961,602	1,494,537
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	—	—	84	14
Payable for securities purchased	8,709	13,349	—	—
Payable for variation margin on futures contracts	135	269	810	461
Payable for fund shares redeemed	169	395	562	670
Payable to affiliates:
Management fees	64	93	79	114
Custody fees	31	11	132	24
Shareholder servicing fees	9	3	32	28
Transfer agent fees	10	18	62	46
Accrued Trustee fees	2	2	7	6
Outstanding options written, at value (premiums received $(21))	—	—	—	—
Deferred foreign capital gains tax payable	226	—	10,497	247
Accrued other liabilities	212	19	230	45

Total Liabilities	9,567	14,159	12,495	1,655

Net Assets	$313,365	$584,015	$1,949,107	$1,492,882
ANALYSIS OF NET ASSETS:
Capital stock	$285,475	$480,673	$1,749,784	$1,181,620
Distributable earnings (loss)	27,890	103,342	199,323	311,262

Net Assets	$313,365	$584,015	$1,949,107	$1,492,882
Net Assets:
Shares	$313,365	$584,015	$1,949,107	$1,492,882
Class K	—	—	—	—
Class I	—	—	—	—
Total Shares Outstanding ($.001 par value, unlimited authorization):
Shares	20,373	51,015	160,412	128,485
Class K	—	—	—	—
Class I	—	—	—	—
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$15.38	$11.45	$12.15	$11.62
Class K	—	—	—	—
Class I	—	—	—	—
Investments, at cost	$258,151	$444,078	$1,309,872	$938,613
Investments in affiliates, at cost	17,729	35,464	41,401	23,490
Foreign currencies held at broker, at cost	—	—	—	421
Foreign currencies, at cost	1,169	339	3,534	3,039

See Notes to the Financial Statements.

EQUITY FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

GLOBAL SUSTAINABILITY INDEX FUND	GLOBAL TACTICAL ASSET ALLOCATION FUND	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL EQUITY INDEX FUND	LARGE CAP CORE FUND

$1,444,947	$22,049	$163,109	$121,131	$4,787,554	$288,481
16,094	106,039	1,445	1,627	9,601	811
—	—	—	—	—	—

1,373	—	—	167	9	—

2,257	—	—	86	6,328	—
1,460	—	—	261	9,178	—
—	—	—	—	—	—
2,144	—	183	729	21,023	142
—	—	—	—	—	—
988	—	—	479	15,138	—
—	1,933	—	698	7,802	—
—	—	—	—	—	—
4,570	21	6	167	262	70
1	—	9	—	—	5
82	—	—	—	150	—
8	4	7	7	7	4

1,473,924	130,046	164,759	125,352	4,857,052	289,513

120	—	—	—	483	—
—	1,880	—	700	—	—
284	—	26	25	514	13
460	—	84	20	4,187	67

69	8	30	12	177	25
13	—	2	6	60	3
141	10	16	—	33	8
45	4	5	4	151	9
2	4	4	9	15	16
—	—	93	—	—	—
—	—	—	—	—	—
75	21	33	33	51	35

1,209	1,927	293	809	5,671	176

$1,472,715	$128,119	$164,466	$124,543	$4,851,381	$289,337

$1,083,333	$114,360	$103,483	$157,350	$3,982,738	$176,000
389,382	13,759	60,983	(32,807)	868,643	113,337

$1,472,715	$128,119	$164,466	$124,543	$4,851,381	$289,337

—	128,119	164,466	124,543	4,851,381	289,337
740,470	—	—	—	—	—
732,245	—	—	—	—	—

—	9,363	10,913	12,841	359,279	11,252
37,831	—	—	—	—	—
37,431	—	—	—	—	—

—	13.68	15.07	9.70	13.50	25.71
19.57	—	—	—	—	—
19.56	—	—	—	—	—
$1,050,306	$23,143	$104,021	$113,866	$3,148,282	$180,939
15,802	94,567	1,445	1,627	9,601	811
2,264	—	—	86	6,365	—
1,447	—	—	259	9,100	—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   25   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES continued

Amounts in thousands, except per share data	LARGE CAP VALUE FUND	MID CAP INDEX FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND
ASSETS:
Investments, at value	$67,394	$2,390,267	$1,057,984	$198,119
Investments in affiliates, at value	403	52,517	39,055	6,523
Cash	—	—	189	—
Foreign currencies, at value	—	—	2,340	2
Dividend income receivable	57	2,368	613	627
Receivable for foreign tax reclaims	—	—	1,044	53
Receivable for securities sold	—	—	8,404	328
Receivable for fund shares sold	21	572	1,191	25
Receivable from investment adviser	—	23	1	—
Prepaid and other assets	5	8	8	4

Total Assets	67,880	2,445,755	1,110,829	205,681
LIABILITIES:
Foreign currencies due to broker, at value	—	—	—	—
Payable for securities purchased	—	541	4,657	701
Payable for variation margin on futures contracts	7	894	182	—
Payable for fund shares redeemed	101	4,684	2,405	1
Payable to affiliates:
Management fees	12	61	188	38
Custody fees	2	18	17	3
Shareholder servicing fees	3	36	5	1
Transfer agent fees	2	76	34	6
Accrued Trustee fees	6	6	2	2
Deferred foreign capital gains tax payable	—	—	—	6
Accrued other liabilities	33	38	16	30

Total Liabilities	166	6,354	7,506	788

Net Assets	$67,714	$2,439,401	$1,103,323	$204,893
ANALYSIS OF NET ASSETS:
Capital stock	$56,194	$1,516,491	$964,791	$164,678
Distributable earnings (loss)	11,520	922,910	138,532	40,215

Net Assets	$67,714	$2,439,401	$1,103,323	$204,893
Net Assets:
Shares	$67,714	$2,439,401	$1,103,323	$204,893
Class K	—	—	—	—
Class I	—	—	—	—
Total Shares Outstanding ($.001 par value, unlimited authorization):
Shares	3,183	108,866	84,711	16,102
Class K	—	—	—	—
Class I	—	—	—	—
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$21.27	$22.41	$13.02	$12.72
Class K	—	—	—	—
Class I	—	—	—	—
Investments, at cost	$59,538	$1,567,271	$945,036	$159,214
Investments in affiliates, at cost	403	52,517	39,055	6,523
Foreign currencies, at cost	—	—	2,309	2

See Notes to the Financial Statements.

EQUITY FUNDS   26   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

NORTHERN ENGAGE360TM FUND	SMALL CAP CORE FUND	SMALL CAP INDEX FUND	SMALL CAP VALUE FUND	STOCK INDEX FUND	U.S. QUALITY ESG FUND

$324,286	$487,163	$1,525,533	$2,203,593	$12,331,869	$480,851

11,672	17,127	9,745	88,840	130,859	3,516

—	—	—	—	101	—

—	—	—	—	—	—

695	426	1,358	3,240	7,649	217

304	—	—	—	—	—

588	2,912	672	2,820	—	—

—	72	249	894	2,136	—

1	—	17	66	81	1

3	8	15	10	11	8

337,549	507,708	1,537,589	2,299,463	12,472,706	484,593

7	—	—	—	—	—

744	1,381	296	2,416	—	—
85	200	34	1,100	2,242	55
—	29	1,697	1,505	1,954	—

44	61	39	425	193	43

8	4	16	16	80	5

—	47	10	593	21	1

10	16	48	73	382	15

—	4	6	10	24	—

—	—	—	—	—	—

51	45	29	110	91	29

949	1,787	2,175	6,248	4,987	148

$336,600	$505,921	$1,535,414	$2,293,215	$12,467,719	$484,445

$271,750	$307,950	$1,043,638	$1,385,765	$3,759,278	$399,650
64,850	197,971	491,776	907,450	8,708,441	84,795

$336,600	$505,921	$1,535,414	$2,293,215	$12,467,719	$484,445

336,600	—	1,535,414	2,293,215	12,467,719	—
—	279,376	—	—	—	482,259
—	226,545	—	—	—	2,186

27,150	—	106,648	110,730	251,101	—
—	10,043	—	—	—	27,944
—	8,157	—	—	—	127

12.40	—	14.40	20.71	49.65	—
—	27.82	—	—	—	17.26
—	27.77	—	—	—	17.25

$295,709	$291,037	$1,043,705	$1,310,098	$3,659,026	$403,866
11,672	17,127	9,745	88,840	126,516	3,516
—	—	—	—	—	—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   27   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ACTIVE M EMERGING MARKETS EQUITY FUND		ACTIVE M INTERNATIONAL EQUITY FUND	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
INVESTMENT INCOME:

Dividend income	$7,480	(1)	$13,356 (1)	$51,617	(1)	$41,197 (1)

Non-cash dividend income	769		—	5,604		—

Dividend income from investments in affiliates	—		4	7		1

Interest income (Note 6)	67		132	9		70

Total Investment Income	8,316		13,492	57,237		41,268
EXPENSES:

Management fees	4,249		5,690	4,851		6,101

Custody fees	266		170	1,604		260

Transfer agent fees	151		267	889		587

Registration fees	21		22	24		23

Printing fees	13		7	22		16

Professional fees	35		38	57		47

Shareholder servicing fees (Shares)	93		18	97		161

Shareholder servicing fees (Class I)	—		—	—		—

Trustee fees	6		6	19		13

Interest expense	1		—	—		—

Other	135		46	197		59

Total Expenses	4,970		6,264	7,760		7,267

Less expenses reimbursed by investment adviser	(630)		(401)	(795)		(1)

Net Expenses	4,340		5,863	6,965		7,266

Net Investment Income	3,976		7,629	50,272		34,002
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains on:

Investments	22,044	(2)	42,413	7,321	(2)	26,085 (4)

Investments in affiliates	—		—	—		—

Options written	—		—	—		—

Futures contracts	(1,707)		(519)	(10,524)		(764)

Foreign currency transactions	(385)		(181)	(975)		(340)

Forward foreign currency exchange contracts	—		—	141		291

Net changes in unrealized appreciation (depreciation) on:

Investments	(59,283	)(3)	(53,745)	(353,742	)(3)	108,249 (3)

Investments in affiliates	—		—	—		—

Options written	—		—	—		—

Futures contracts	276		47	4,061		729

Foreign currency translations	29		(50)	507		(30)

Forward foreign currency exchange contracts	—		—	(22)		64

Net Gains (Losses)	(39,026)		(12,035)	(353,233)		134,284
Net Increase (Decrease) in Net Assets Resulting from Operations	$(35,050)		$(4,406)	$(302,961)		$168,286

(1)	Net of $1,001, $1,492, $6,387, $2,447, $1,224, $366 and $14,003, respectively, in foreign withholding taxes.

(2)	Net of foreign capital gains tax paid of $1,129 and $645, respectively.

(3)	Net change in unrealized of deferred foreign capital gains tax of $703, $(4,109) and $(247), respectively.

(4)	Includes nonrecurring litigation proceeds of approximately $1,729,000.

See Notes to the Financial Statements.

EQUITY FUNDS   28   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2022

GLOBAL SUSTAINABILITY INDEX FUND	GLOBAL TACTICAL ASSET ALLOCATION FUND	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL EQUITY INDEX FUND	LARGE CAP CORE FUND

$19,763 (1)	$288	$3,613	$3,671 (1)	$136,981 (1)	$4,502

1,372	—	—	343	20,933	—

24	3,229	—	—	3	—

11	1	—	33	1,014	—

21,170	3,518	3,613	4,047	158,931	4,502

2,174	298	1,567	567	10,021	1,279
130	2	20	43	726	34

465	50	63	46	2,143	112
40	19	21	19	23	25
76	15	32	32	32	39

35	34	35	36	75	35

—	65	153	3	289	60

282	—	—	—	—	—

6	6	6	6	31	6

—	1	—	—	—	—

18	12	12	20	94	12

3,226	502	1,909	772	13,434	1,602

(1)	(166)	(248)	(165)	—	(282)

3,225	336	1,661	607	13,434	1,320

17,945	3,182	1,952	3,440	145,497	3,182

16,751	(389)	18,708	5,224	51,428	34,617

3	6,068	—	—	—	—

—	—	196	—	—	—

1,901	—	(2)	45	978	68

(131)	—	—	(95)	(1,906)	—

(293)	—	—	—	(2,178)	—

61,342	(999)	3,699	(5,572)	(187,791)	7,413

71	(3,209)	—	—	—	—

—	—	(95)	—	—	—

1,214	—	41	11	2,184	10

20	—	—	(14)	(339)	—

(27)	—	—	—	23	—

80,851	1,471	22,547	(401)	(137,601)	42,108
$98,796	$4,653	$24,499	$3,039	$7,896	$45,290

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   29   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS continued

Amounts in thousands	LARGE CAP VALUE FUND	MID CAP INDEX FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND

INVESTMENT INCOME:

Dividend income	$1,430	$32,745	$35,384 (1)	$4,357	(1)

Non-cash dividend income	—	—	2,399	—

Dividend income from investments in affiliates	—	5	1	1

Interest income (Note 6)	—	5	17	1

Total Investment Income	1,430	32,755	37,801	4,359

EXPENSES:

Management fees	358	3,321	10,132	1,838

Custody fees	15	207	174	38

Transfer agent fees	26	983	435	79

Registration fees	18	32	21	19

Printing fees	33	28	13	13

Professional fees	34	55	35	34

Shareholder servicing fees (Shares)	35	235	73	3

Shareholder servicing fees (Class I)	—	—	—	—

Trustee fees	6	19	6	6

Other	12	33	18	30

Total Expenses	537	4,913	10,907	2,060

Less expenses reimbursed by investment adviser	(155)	(1,045)	(1)	(173)

Net Expenses	382	3,868	10,906	1,887

Net Investment Income	1,048	28,887	26,895	2,472
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains on:

Investments	9,323	217,047	101,280	12,563	(2)

Investments in affiliates	—	—	—	—

Futures contracts	11	307	(453)	—

Foreign currency transactions	—	—	(426)	(22)

Forward foreign currency exchange contracts	—	—	—	—

Net changes in unrealized appreciation (depreciation) on:

Investments	(2,257)	(134,504)	(3,189)	12,419	(3)

Investments in affiliates	—	—	—	—

Futures contracts	26	2,581	656	—

Foreign currency translations	—	—	(50)	(3)

Forward foreign currency exchange contracts	—	—	—	—

Net Gains (Losses)	7,103	85,431	97,818	24,957

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,151	$114,318	$124,713	$27,429

(1)	Net of $1,758, $148, and $618, respectively, in foreign withholding taxes.

(2)	Includes nonrecurring litigation proceeds of approximately $858,000.

(3)	Net change in unrealized of deferred foreign capital gains tax of $(6).

See Notes to the Financial Statements.

EQUITY FUNDS   30   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2022

NORTHERN ENGAGE360TM FUND	SMALL CAP CORE FUND	SMALL CAP INDEX FUND	SMALL CAP VALUE FUND	STOCK INDEX FUND	U.S. QUALITY ESG FUND

$6,904 (1)	$6,436	$16,480	$45,848	$166,813	$5,470

1,070	—	—	—	—	—

2	3	5	9	211	—

1	2	3	7	21	—

7,977	6,441	16,488	45,864	167,045	5,470

2,468	2,541	2,074	25,804	9,794	1,497

75	50	203	219	891	43

140	208	614	1,046	4,713	156

26	39	27	57	41	35

14	23	21	116	61	6

35	35	45	67	126	35

—	—	55	3,806	161	—

—	249	—	—	—	1

6	6	12	25	63	6

20	14	30	74	103	9

2,784	3,165	3,081	31,214	15,953	1,788

(242)	(254)	(657)	(3,972)	(3,587)	(209)

2,542	2,911	2,424	27,242	12,366	1,579

5,435	3,530	14,064	18,622	154,679	3,891

56,118	53,100	156,422	258,850	224,433	26,001

—	—	—	—	34	—

673	(3,099)	(1,892)	(3,500)	24,026	(278)

(317)	—	—	—	—	—

491	—	—	—	—	—

(60,791)	(57,513)	(260,837)	(187,302)	1,316,426	11,241

—	—	—	—	738	—

98	1,446	1,760	1,646	6,632	110

45	—	—	—	—	—

(131)	—	—	—	—	—

(3,814)	(6,066)	(104,547)	69,694	1,572,289	37,074
$1,621	$(2,536)	$(90,483)	$88,316	$1,726,968	$40,965

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   31   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ACTIVE M EMERGING MARKETS EQUITY FUND		ACTIVE M INTERNATIONAL EQUITY FUND		EMERGING MARKETS EQUITY INDEX FUND

Amounts in thousands	2022	2021	2022	2021	2022	2021
OPERATIONS:

Net investment income (Note 6)	$3,976	$2,833	$7,629	$5,639	$50,272	$35,383

Net realized gains (losses) (Note 6)	19,952	86,190	41,713	35,380	(4,037)	130,370

Net change in unrealized appreciation (depreciation)	(58,978)	92,625	(53,748)	234,068	(349,196)	699,253

Net Increase (Decrease) in Net Assets Resulting from Operations	(35,050)	181,648	(4,406)	275,087	(302,961)	865,006
CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(2,235)	(50,970)	(27,279)	(144,908)	(97,711)	10,513

Net increase in net assets resulting from Class K transactions	—	—	—	—	—	—

Net increase in net assets resulting from Class I transactions	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,235)	(50,970)	(27,279)	(144,908)	(97,711)	10,513
DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(88,159)	(30,239)	(67,428)	(5,234)	(63,000)	(56,778)

Total Distributions to Shares Shareholders	(88,159)	(30,239)	(67,428)	(5,234)	(63,000)	(56,778)
DISTRIBUTIONS TO CLASS K SHAREHOLDERS:

Distributable earnings	—	—	—	—	—	—

Total Distributions to Class K Shareholders	—	—	—	—	—	—
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:

Distributable earnings	—	—	—	—	—	—

Total Distributions to Class I Shareholders	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	(125,444)	100,439	(99,113)	124,945	(463,672)	818,741

NET ASSETS:

Beginning of year	438,809	338,370	683,128	558,183	2,412,779	1,594,038

End of year	$313,365	$438,809	$584,015	$683,128	$1,949,107	$2,412,779

(1)	On July 31, 2020, the balances of the Shares class for Global Sustainability Index Fund were transferred to either Class K or Class I, as appropriate, due to a class conversion. See Note 8.

See Notes to the Financial Statements.

EQUITY FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND		GLOBAL SUSTAINABILITY INDEX FUND			GLOBAL TACTICAL ASSET ALLOCATION FUND		INCOME EQUITY FUND

2022	2021	2022	2021		2022	2021	2022	2021

$34,002	$37,378	$17,945	$15,216		$3,182	$2,679	$1,952	$2,041

25,272	(104,275)	18,231	28,548		5,679	5,391	18,902	12,495

109,012	485,190	62,620	314,587		(4,208)	23,223	3,645	41,683

168,286	418,293	98,796	358,351		4,653	31,293	24,499	56,219

(65,059)	(731,592)	—	(856,563	)(1)	8,975	(4,155)	11,790	(11,159)

—	—	210,310	429,774		—	—	—	—

—	—	242,010	382,628		—	—	—	—

(65,059)	(731,592)	452,320	(44,161)		8,975	(4,155)	11,790	(11,159)

(42,518)	(34,956)	—	—		(6,236)	(7,567)	(21,731)	(10,714)

(42,518)	(34,956)	—	—		(6,236)	(7,567)	(21,731)	(10,714)

—	—	(38,294)	(7,680)		—	—	—	—

—	—	(38,294)	(7,680)		—	—	—	—

—	—	(28,738)	(7,719)		—	—	—	—

—	—	(28,738)	(7,719)		—	—	—	—

60,709	(348,255)	484,084	298,791		7,392	19,571	14,558	34,346

1,432,173	1,780,428	988,631	689,840		120,727	101,156	149,908	115,562

$1,492,882	$1,432,173	$1,472,715	$988,631		$128,119	$120,727	$164,466	$149,908

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   33   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS continued

	INTERNATIONAL EQUITY FUND		INTERNATIONAL EQUITY INDEX FUND		LARGE CAP CORE FUND

Amounts in thousands	2022	2021	2022	2021	2022	2021

OPERATIONS:

Net investment income (Note 6)	$3,440	$2,748	$145,497	$105,725	$3,182	$3,288

Net realized gains (losses) (Note 6)	5,174	(12,140)	48,322	(71,364)	34,685	10,737

Net change in unrealized appreciation (depreciation)	(5,575)	46,176	(185,923)	1,630,534	7,423	80,672

Net Increase (Decrease) in Net Assets Resulting from Operations	3,039	36,784	7,896	1,664,895	45,290	94,697

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	19,472	(47,177)	(356,840)	(281,903)	13,672	14,501

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	19,472	(47,177)	(356,840)	(281,903)	13,672	14,501

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(4,000)	(5,764)	(179,350)	(103,477)	(40,170)	(3,348)

Total Distributions to Shares Shareholders	(4,000)	(5,764)	(179,350)	(103,477)	(40,170)	(3,348)

Total Increase (Decrease) in Net Assets	18,511	(16,157)	(528,294)	1,279,515	18,792	105,850

NET ASSETS:

Beginning of year	106,032	122,189	5,379,675	4,100,160	270,545	164,695

End of year	$124,543	$106,032	$4,851,381	$5,379,675	$289,337	$270,545

See Notes to the Financial Statements.

EQUITY FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND		MID CAP INDEX FUND		MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND		MULTI-MANAGER GLOBAL REAL ESTATE FUND

2022	2021	2022	2021	2022	2021	2022	2021

$1,048	$1,131	$28,887	$26,386	$26,895	$19,198	$2,472	$2,654

9,334	682	217,354	183,976	100,401	5,760	12,541	604

(2,231)	24,288	(131,923)	1,054,165	(2,583)	214,102	12,416	38,498

8,151	26,101	114,318	1,264,527	124,713	239,060	27,429	41,756

1,039	(7,211)	47,457	(334,614)	(82,721)	54,342	2,161	43,914

1,039	(7,211)	47,457	(334,614)	(82,721)	54,342	2,161	43,914

(5,297)	(855)	(246,101)	(106,696)	(106,263)	(22,028)	(5,889)	(3,046)

(5,297)	(855)	(246,101)	(106,696)	(106,263)	(22,028)	(5,889)	(3,046)
3,893	18,035	(84,326)	823,217	(64,271)	271,374	23,701	82,624

63,821	45,786	2,523,727	1,700,510	1,167,594	896,220	181,192	98,568

$67,714	$63,821	$2,439,401	$2,523,727	$1,103,323	$1,167,594	$204,893	$181,192

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   35   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS continued

	NORTHERN ENGAGE360TM FUND		SMALL CAP CORE FUND			SMALL CAP INDEX FUND

Amounts in thousands	2022	2021	2022	2021		2022	2021

OPERATIONS:

Net investment income (Note 6)	$5,435	$3,623	$3,530	$2,703		$14,064	$11,603

Net realized gains (losses) (Note 6)	56,965	14,385	50,001	43,979		154,530	78,349

Net change in unrealized appreciation (depreciation)	(60,779)	123,214	(56,067)	213,822		(259,077)	717,378

Net Increase (Decrease) in Net Assets Resulting from Operations	1,621	141,222	(2,536)	260,504		(90,483)	807,330

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(32,714)	17,046	—	(430,293	)(2)	193,119	(37,120)

Net increase in net assets resulting from Class K transactions	—	—	33,955	205,564		—	—

Net increase in net assets resulting from Class I transactions	—	—	8,052	185,357		—	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(32,714)	17,046	42,007	(39,372)		193,119	(37,120)

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(32,806)	(3,438)	—	—		(174,117)	(50,744)

Total Distributions to Shares Shareholders	(32,806)	(3,438)	—	—		(174,117)	(50,744)

DISTRIBUTIONS TO CLASS K SHAREHOLDERS:

Distributable earnings	—	—	(40,971)	(12,622)		—	—

Total Distributions to Class K Shareholders	—	—	(40,971)	(12,622)		—	—

DISTRIBUTIONS TO CLASS I SHAREHOLDERS:

Distributable earnings	—	—	(34,584)	(10,571)		—	—

Total Distributions to Class I Shareholders	—	—	(34,584)	(10,571)		—	—

Total Increase (Decrease) in Net Assets	(63,899)	154,830	(36,084)	197,939		(71,481)	719,466

NET ASSETS:

Beginning of year	400,499	245,669	542,005	344,066		1,606,895	887,429

End of year	$336,600	$400,499	$505,921	$542,005		$1,535,414	$1,606,895

*	Amount rounds to less than one thousand.

(2)	On July 31, 2020, the balances of the Shares Class for Small Cap Core and U.S. Quality ESG Funds were transferred to either Class K or Class I, as appropriate, due to a class conversion. See Note 8.

(3)	See Note 6.

See Notes to the Financial Statements.

EQUITY FUNDS   36   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND		STOCK INDEX FUND			U.S. QUALITY ESG FUND

2022	2021	2022		2021	2022	2021

$18,622	$25,947	$154,679		$151,246	$3,891	$2,297

255,350	175,053	248,493		377,342	25,723	8,062

(185,656)	1,222,954	1,323,796		3,684,199	11,351	74,507

88,316	1,423,954	1,726,968		4,212,787	40,965	84,866

(397,357)	(474,603)	(65,451	)(3)	(512,680)	—	(137,880	)(2)

—	—	—		—	170,376	249,096

—	—	—		—	2,121	71

(397,357)	(474,603)	(65,451)		(512,680)	172,497	111,287

(372,005)	(51,990)	(419,229)		(407,898)	—	(473)

(372,005)	(51,990)	(419,229)		(407,898)	—	(473)

—	—	—		—	(27,256)	(3,167)

—	—	—		—	(27,256)	(3,167)

—	—	—		—	(48)	—	*

—	—	—		—	(48)	—	*
(681,046)	897,361	1,242,288		3,292,209	186,158	192,513

2,974,261	2,076,900	11,225,431		7,933,222	298,287	105,774

$2,293,215	$2,974,261	$12,467,719		$11,225,431	$484,445	$298,287

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   37   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

ACTIVE M EMERGING MARKETS EQUITY FUND	SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$22.17	$14.61	$19.49	$22.55	$18.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.24 (1)	0.15 (2)	0.59	0.42	0.28

Net realized and unrealized gains (losses)	(2.11)	8.93 (3)	(3.84)	(3.30)	4.22

Total from Investment Operations	(1.87)	9.08	(3.25)	(2.88)	4.50

LESS DISTRIBUTIONS PAID:

From net investment income(4)	(0.36)	(0.20)	(0.88)	(0.18)	—

From net realized gains	(4.56)	(1.32)	(0.75)	—	—

Total Distributions Paid	(4.92)	(1.52)	(1.63)	(0.18)	—

Net Asset Value, End of Year	$15.38	$22.17	$14.61	$19.49	$22.55

Total Return(5)	(9.64)%	62.55%	(18.77)%	(12.71)%	24.93%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$313,365	$438,809	$338,370	$816,363	$1,268,985

Ratio to average net assets of:

Expenses, net of reimbursements and credits(6)	1.10%	1.10%	1.10%	1.10%	1.10%

Expenses, before reimbursements and credits	1.26%	1.25%	1.26%	1.21%	1.21%

Net investment income, net of reimbursements and credits(6)	1.01%	0.72%	1.85%	1.61%	1.34%

Net investment income, before reimbursements and credits	0.85%	0.57%	1.69%	1.50%	1.23%

Portfolio Turnover Rate	99.51%	134.29%	81.32%	80.98%	36.14%

(1)	The Northern Trust Company reimbursed the Fund approximately $14,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)

The Northern Trust Company reimbursed the Fund approximately $41,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 62.53%. See Note 6.

(3)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $3,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $10,000, $17,000, $42,000 and $46,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

ACTIVE M INTERNATIONAL EQUITY FUND	SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$12.81	$8.09	$10.38	$11.70	$9.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.16 (1)	0.13 (2)	0.21	0.22	0.17

Net realized and unrealized gains (losses)	(0.21)	4.69 (3)	(1.85)	(0.91)	1.74

Total from Investment Operations	(0.05)	4.82	(1.64)	(0.69)	1.91

LESS DISTRIBUTIONS PAID:

From net investment income(4)	(0.20)	(0.10)	(0.26)	(0.29)	(0.16)

From net realized gains	(1.11)	—	(0.39)	(0.34)	—

Total Distributions Paid	(1.31)	(0.10)	(0.65)	(0.63)	(0.16)

Net Asset Value, End of Year	$11.45	$12.81	$8.09	$10.38	$11.70

Total Return(5)	(1.04)%	59.61%	(17.49)%	(5.32)%	19.17%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$584,015	$683,128	$558,183	$915,696	$1,390,844

Ratio to average net assets of:

Expenses, net of reimbursements and credits(6)	0.84%	0.85%	0.85%	0.84%	0.84%

Expenses, before reimbursements and credits	0.90%	0.92%	0.93%	0.94%	0.93%

Net investment income, net of reimbursements and credits(6)	1.10%	0.93%	1.86%	1.75%	1.49%

Net investment income, before reimbursements and credits	1.04%	0.86%	1.78%	1.65%	1.40%

Portfolio Turnover Rate	41.19%	51.34%	39.52%	35.11%	65.70%

(1)	The Northern Trust Company reimbursed the Fund approximately $20,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)

The Northern Trust Company reimbursed the Fund approximately $26,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 59.59%. See Note 6.

(3)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $6,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $17,000, $45,000, $66,000 and $77,000, which represent less than 0.1 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   39   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

EMERGING MARKETS EQUITY INDEX FUND	SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$14.32	$9.25	$11.70	$13.10	$10.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.29 (1)	0.20 (2)	0.37	0.30	0.24

Net realized and unrealized gains (losses)	(2.08)	5.20	(2.43)	(1.41)	2.40

Total from Investment Operations	(1.79)	5.40	(2.06)	(1.11)	2.64

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.38)	(0.33)	(0.39)	(0.29)	(0.22)

Total Distributions Paid	(0.38)	(0.33)	(0.39)	(0.29)	(0.22)

Net Asset Value, End of Year	$12.15	$14.32	$9.25	$11.70	$13.10

Total Return(4)	(12.69)%	58.51%	(18.36)%	(8.20)%	24.84%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,949,107	$2,412,779	$1,594,038	$2,790,805	$3,255,089

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.30%	0.30%	0.30%	0.30%	0.30%

Expenses, before reimbursements and credits	0.34%	0.34%	0.35%	0.35%	0.34%

Net investment income, net of reimbursements and credits(5)	2.18%	1.76%	3.07%	2.35%	2.00%

Net investment income, before reimbursements and credits	2.14%	1.72%	3.02%	2.30%	1.96%

Portfolio Turnover Rate	20.35%	74.68%	45.08%	54.69%	27.03%

(1)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $10,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)

The Northern Trust Company reimbursed the Fund approximately $151,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 58.44%. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $21,000, $26,000, $31,000 and $34,000, which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND	SHARES

Selected per share data	2022	2021		2020	2019	2018

Net Asset Value, Beginning of Year	$10.67	$8.22		$11.05	$10.35	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.24 (1)	0.04		0.34	0.34	0.33

Net realized and unrealized gains (losses)	1.03	2.64		(2.67)	0.72	0.38

Total from Investment Operations	1.27	2.68		(2.33)	1.06	0.71

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.32)	(0.23)		(0.50)	(0.36)	(0.35)

Total Distributions Paid	(0.32)	(0.23)		(0.50)	(0.36)	(0.35)

Net Asset Value, End of Year	$11.62	$10.67		$8.22	$11.05	$10.35

Total Return(3)	11.84%	33.25	%(4)	(22.11)%	10.55%	7.10%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,492,882	$1,432,173		$1,780,428	$2,091,233	$1,881,555

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.48%	0.48%		0.49%	0.50%	0.50%

Expenses, before reimbursements and credits	0.48%	0.48%		0.49%	0.53%	0.53%

Net investment income, net of reimbursements and credits(5)	2.23%	2.55%		2.81%	3.17%	3.21%

Net investment income, before reimbursements and credits	2.23%	2.55%		2.81%	3.14%	3.18%

Portfolio Turnover Rate	5.75%	7.27%		6.91%	27.17%	9.53%

(1)	The Northern Trust Company reimbursed the Fund approximately $7,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 33.11%.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $8,000, $32,000, $16,000 and $16,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   41   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND	CLASS K

Selected per share data	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$18.67	$15.50

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.30 (2)	0.19

Net realized and unrealized gains	1.70	3.27

Total from Investment Operations	2.00	3.46

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.28)	(0.29)

From net realized gains	(0.82)	—	(4)

Total Distributions Paid	(1.10)	(0.29)

Net Asset Value, End of Period	$19.57	$18.67

Total Return(5)	10.48%	22.44%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$740,470	$513,860

Ratio to average net assets of:(6)

Expenses, net of reimbursements and credits	0.24%	0.25%

Expenses, before reimbursements and credits(7)	0.24%	0.27%

Net investment income, net of reimbursements and credits	1.49%	1.62	%(8)

Net investment income, before reimbursements and credits(7)	1.49%	1.60	%(8)

Portfolio Turnover Rate	8.31%	29.04%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)	Per share amounts were less than $0.01 per share.

(5)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2022 and for the period July 31, 2020 (commencement of class operations) to March 31,2021, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(8)	As the Fund commenced operation of Class K shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND	CLASS I

Selected per share data	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$18.66	$15.50

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.23 (2)	0.19

Net realized and unrealized gains	1.77	3.26

Total from Investment Operations	2.00	3.45

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.28)	(0.29)

From net realized gains	(0.82)	—	(4)

Total Distributions Paid	(1.10)	(0.29)

Net Asset Value, End of Period	$19.56	$18.66

Total Return(5)	10.47%	22.35%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$732,245	$474,771

Ratio to average net assets of:(6)

Expenses, net of reimbursements and credits	0.29%	0.30%

Expenses, before reimbursements and credits(7)	0.29%	0.31%

Net investment income, net of reimbursements and credits	1.48%	1.57	%(8)

Net investment income, before reimbursements and credits(7)	1.48%	1.56	%(8)

Portfolio Turnover Rate	8.31%	29.04%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)	Per share amounts were less than $0.01 per share.

(5)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2022 and for the period July 31, 2020 (commencement of class operations) to March 31,2021, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(8)	As the Fund commenced operation of Class I shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   43   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL TACTICAL ASSET ALLOCATION FUND	SHARES

Selected per share data	2022	2021		2020		2019		2018

Net Asset Value, Beginning of Year	$13.74	$11.11		$12.69		$13.02		$12.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.33 (1)	0.31		0.36		0.38		0.33

Net realized and unrealized gains (losses)	0.22	3.18		(1.60)		(0.25)		0.72

Net increase from payment by affiliate on affiliate transactions (Note 6)	—	—		—		0.03	(2)	—

Total from Investment Operations	0.55	3.49		(1.24)		0.16		1.05

LESS DISTRIBUTIONS PAID:

From net investment income	(0.31)	(0.32)		(0.34)		(0.39)		(0.33)

From net realized gains	(0.30)	(0.54)		—		(0.10)		(0.11)

Total Distributions Paid	(0.61)	(0.86)		(0.34)		(0.49)		(0.44)

Net Asset Value, End of Year	$13.68	$13.74		$11.11		$12.69		$13.02

Total Return(3)	3.92%	31.94%		(10.14)%		1.46	%(2)	8.55%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$128,119	$120,727		$101,156		$91,468		$94,045

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	0.26%	0.26	%(5)	0.26	%(5)	0.28	%(5)	0.27	%(5)

Expenses, before reimbursements and credits(4)	0.39%	0.40%		0.40%		0.42%		0.44%

Net investment income, net of reimbursements and credits	2.45%	2.32	%(5)	2.85	%(5)	2.99	%(5)	2.53	%(5)

Net investment income, before reimbursements and credits	2.32%	2.18%		2.71%		2.85%		2.36%

Portfolio Turnover Rate	60.88%	50.89%		48.38%		87.64%		25.39%

(1)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	Northern Trust Investments, Inc. reimbursed the Fund approximately $209,000. Without this reimbursement the total return would have been 1.25%.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2021, less than $2,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020 and 2019 and less than $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   44   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INCOME EQUITY FUND	SHARES

Selected per share data	2022	2021	2020		2019		2018

Net Asset Value, Beginning of Year	$14.81	$10.42	$12.95		$13.96		$13.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.19	0.20	0.26		0.28		0.27

Net realized and unrealized gains (losses)	2.24	5.28	(1.63)		0.56		1.36

Total from Investment Operations	2.43	5.48	(1.37)		0.84		1.63

LESS DISTRIBUTIONS PAID:

From net investment income	(0.18)	(0.25)	(0.26)		(0.28)		(0.27)

From net realized gains	(1.99)	(0.84)	(0.90)		(1.57)		(0.79)

Total Distributions Paid	(2.17)	(1.09)	(1.16)		(1.85)		(1.06)

Net Asset Value, End of Year	$15.07	$14.81	$10.42		$12.95		$13.96

Total Return(1)	16.31%	53.57%	(12.44	)%(2)	7.66	%(3)	12.08%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$164,466	$149,908	$115,562		$187,632		$217,214

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	1.01%	1.01%	1.02%		1.01%		1.01%

Expenses, before reimbursements and credits	1.16%	1.18%	1.12%		1.12%		1.11%

Net investment income, net of reimbursements and credits(4)	1.18%	1.51%	1.89%		2.01%		1.88%

Net investment income, before reimbursements and credits	1.03%	1.34%	1.79%		1.90%		1.78%

Portfolio Turnover Rate	30.55%	27.94%	76.34%		40.94%		23.14%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	During the fiscal year ended March 31, 2020, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been (12.98)%.

(3)	During the fiscal year ended March 31, 2019, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 7.16%.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $1,000, $2,000 and $3,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020 ,2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   45   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

INTERNATIONAL EQUITY FUND	SHARES

Selected per share data	2022		2021		2020		2019		2018

Net Asset Value, Beginning of Year	$9.68		$7.14		$9.36		$10.16		$9.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.25	(1)	0.45		0.37		0.37		0.21

Net realized and unrealized gains (losses)	0.10		2.63		(2.23)		(0.94)		1.01

Total from Investment Operations	0.35		3.08		(1.86)		(0.57)		1.22

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.33)		(0.54)		(0.36)		(0.23)		(0.12)

Total Distributions Paid	(0.33)		(0.54)		(0.36)		(0.23)		(0.12)

Net Asset Value, End of Year	$9.70		$9.68		$7.14		$9.36		$10.16

Total Return(3)	3.49	%(1)	43.53%		(20.78)%		(5.36)%		13.50%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$124,543		$106,032		$122,189		$203,688		$262,902

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.51%		0.52	%(4)	0.55	%(4)	0.51	%(4)	0.51	%(4)

Expenses, before reimbursements and credits	0.65%		0.75%		0.67%		0.69%		0.81%

Net investment income, net of reimbursements and credits(4)	2.91%		2.73	%(4)	3.14	%(4)	3.18	%(4)	2.53	%(4)

Net investment income, before reimbursements and credits	2.77%		2.50%		3.02%		3.00%		2.23%

Portfolio Turnover Rate	41.96%		63.81%		33.97%		59.45%		101.53%

(1)

The Northern Trust Company reimbursed the Fund approximately $5,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 3.48%. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000,$1,000 and $3,000, which represent less than 0.01 percent of average net assets for the fiscal years ended, March 31, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   46   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND	SHARES

Selected per share data	2022	2021		2020		2019		2018

Net Asset Value, Beginning of Year	$13.92	$9.84		$11.86		$12.77		$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.37 (1)	0.28		0.35	(2)	0.39		0.30

Net realized and unrealized gains (losses)	(0.33)	4.08		(1.98)		(0.93)		1.40	(3)

Total from Investment Operations	0.04	4.36		(1.63)		(0.54)		1.70

LESS DISTRIBUTIONS PAID:

From net investment income(4)	(0.46)	(0.28)		(0.39)		(0.37)		(0.32)

Total Distributions Paid	(0.46)	(0.28)		(0.39)		(0.37)		(0.32)

Net Asset Value, End of Year	$13.50	$13.92		$9.84		$11.86		$12.77

Total Return(5)	0.13%	44.22%		(14.46)%		(3.89)%		14.88%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$4,851,381	$5,379,675		$4,100,160		$5,333,685		$6,209,334

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.24%	0.24	%(6)	0.25	%(6)	0.25	%(6)	0.25	%(6)

Expenses, before reimbursements and credits	0.24%	0.24%		0.26%		0.30%		0.30%

Net investment income, net of reimbursements and credits	2.61%	2.26	%(6)	2.85	%(6)	3.15	%(6)	2.58	%(6)

Net investment income, before reimbursements and credits	2.61%	2.26%		2.84%		3.10%		2.53%

Portfolio Turnover Rate	20.76%	21.26%		10.17%		26.95%		31.54%

(1)	The Northern Trust Company reimbursed the Fund approximately $6,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	The Northern Trust Company reimbursed the Fund approximately $69,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return.

(3)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $137,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $12,000, $30,000, $36,000 and 55,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   47   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP CORE FUND	SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$25.24	$16.46	$19.36	$18.88	$16.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.30	0.31	0.39	0.34	0.31

Net realized and unrealized gains (losses)	4.09	8.79	(2.44)	0.65	2.11

Total from Investment Operations	4.39	9.10	(2.05)	0.99	2.42

LESS DISTRIBUTIONS PAID:

From net investment income	(0.30)	(0.32)	(0.39)	(0.34)	(0.31)

From net realized gains	(3.62)	—	(0.46)	(0.17)	(0.21)

Total Distributions Paid	(3.92)	(0.32)	(0.85)	(0.51)	(0.52)

Net Asset Value, End of Year	$25.71	$25.24	$16.46	$19.36	$18.88

Total Return(1)	17.18%	55.62%	(11.28)%	5.45%	14.34%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$289,337	$270,545	$164,695	$245,220	$244,798

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.45%	0.45%	0.46%	0.46%	0.46%

Expenses, before reimbursements and credits	0.55%	0.57%	0.56%	0.56%	0.58%

Net investment income, net of reimbursements and credits(2)	1.10%	1.47%	1.85%	1.76%	1.75%

Net investment income, before reimbursements and credits	1.00%	1.35%	1.75%	1.66%	1.63%

Portfolio Turnover Rate	44.93%	38.54%	37.90%	45.92%	50.70%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $2,000, $1,000, $2,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   48   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND	SHARES

Selected per share data	2022	2021		2020		2019		2018

Net Asset Value, Beginning of Year	$20.39	$12.85		$16.42		$15.83		$15.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.35	0.38		0.41		0.34		0.35

Net realized and unrealized gains (losses)	2.28	7.42		(3.62)		0.50		0.64

Total from Investment Operations	2.63	7.80		(3.21)		0.84		0.99

LESS DISTRIBUTIONS PAID:

From net investment income	(0.43)	(0.26)		(0.36)		(0.25)		(0.38)

From net realized gains	(1.32)	—		—		—		—

Total Distributions Paid	(1.75)	(0.26)		(0.36)		(0.25)		(0.38)

Net Asset Value, End of Year	$21.27	$20.39		$12.85		$16.42		$15.83

Total Return(1)	13.00%	61.02%		(20.16)%		5.52%		6.43%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$67,714	$63,821		$45,786		$85,581		$89,814

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.57%	0.57	%(2)	0.55	%(2)	0.59	%(2)	0.58	%(2)

Expenses, before reimbursements and credits	0.80%	0.89%		0.83%		0.83%		0.90%

Net investment income, net of reimbursements and credits	1.55%	2.05	%(2)	2.04	%(2)	1.95	%(2)	2.08	%(2)

Net investment income, before reimbursements and credits	1.32%	1.73%		1.76%		1.71%		1.76%

Portfolio Turnover Rate	75.05%	74.86%		80.40%		96.45%		110.59%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $1,000, $2,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   49   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP INDEX FUND	SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$23.76	$13.59	$17.95	$19.17	$18.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.28	0.26	0.28	0.27	0.26

Net realized and unrealized gains (losses)	0.80	10.91	(4.21)	(0.04)	1.76

Total from Investment Operations	1.08	11.17	(3.93)	0.23	2.02

LESS DISTRIBUTIONS PAID:

From net investment income	(0.25)	(0.26)	(0.27)	(0.28)	(0.24)

From net realized gains	(2.18)	(0.74)	(0.16)	(1.17)	(1.20)

Total Distributions Paid	(2.43)	(1.00)	(0.43)	(1.45)	(1.44)

Net Asset Value, End of Year	$22.41	$23.76	$13.59	$17.95	$19.17

Total Return(1)	4.44%	83.26%	(22.61)%	2.38%	10.80%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,439,401	$2,523,727	$1,700,510	$2,294,736	$2,320,034

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%

Expenses, before reimbursements and credits	0.19%	0.19%	0.18%	0.17%	0.18%

Net investment income, net of reimbursements and credits(2)	1.13%	1.25%	1.52%	1.39%	1.35%

Net investment income, before reimbursements and credits	1.09%	1.21%	1.49%	1.37%	1.32%

Portfolio Turnover Rate	15.17%	18.73%	18.15%	20.59%	16.02%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $17,000, $72,000, $77,000 and $44,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$12.92	$10.48	$12.09	$12.83	$12.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.32 (1)	0.21	0.31	0.36	0.38

Net realized and unrealized gains (losses)	1.10	2.47 (2)	(1.61)	0.08	0.51

Total from Investment Operations	1.42	2.68	(1.30)	0.44	0.89

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.28)	(0.20)	(0.31)	(0.43)	(0.44)

From net realized gains	(1.04)	(0.04)	—	(0.75)	(0.59)

Total Distributions Paid	(1.32)	(0.24)	(0.31)	(1.18)	(1.03)

Net Asset Value, End of Year	$13.02	$12.92	$10.48	$12.09	$12.83

Total Return(4)	11.46%	25.81%	(11.09)%	4.24%	6.62%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,103,323	$1,167,594	$896,220	$1,009,594	$1,205,762

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.97%	0.96%	0.98%	1.00%	1.00%

Expenses, before reimbursements and credits	0.97%	0.96%	0.98%	1.02%	1.02%

Net investment income, net of reimbursements and credits(5)	2.38%	1.78%	2.45%	2.81%	2.59%

Net investment income, before reimbursements and credits	2.38%	1.78%	2.45%	2.79%	2.57%

Portfolio Turnover Rate	62.31%	60.11%	80.41%	38.64%	44.40%

(1)	The Northern Trust Company reimbursed the Fund approximately $13,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $5,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $41,000, $77,000, $66,000 and $97,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   51   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER GLOBAL REAL ESTATE FUND	SHARES

Selected per share data	2022		2021		2020	2019	2018

Net Asset Value, Beginning of Year	$11.37		$8.67		$11.12	$10.38	$10.63

INCOME (LOSS) FROM INVESTMENT

OPERATIONS:

Net investment income	0.15	(1)	0.21		0.29	0.31	0.07

Net realized and unrealized gains (losses)	1.56		2.68	(2)	(2.28)	1.01	0.35

Total from Investment Operations	1.71		2.89		(1.99)	1.32	0.42

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.20)		(0.19)		(0.46)	(0.46)	(0.57)

From net realized gains	(0.16)		—		—	(0.12)	(0.10)

Total Distributions Paid	(0.36)		(0.19)		(0.46)	(0.58)	(0.67)

Net Asset Value, End of Year	$12.72		$11.37		$8.67	$11.12	$10.38

Total Return(4)	15.03	%(5)	33.59	%(6)	(18.86)%	13.28%	3.93%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$204,893		$181,192		$98,568	$98,914	$76,973

Ratio to average net assets of:

Expenses, net of reimbursements and credits(7)	0.91%		0.92%		0.94%	0.94%	0.92%

Expenses, before reimbursements and credits	1.00%		1.04%		1.10%	1.20%	1.09%

Net investment income, net of reimbursements and credits(7)	1.20%		1.73%		2.18%	2.47%	2.97%

Net investment income, before reimbursements and credits	1.11%		1.61%		2.02%	2.21%	2.80%

Portfolio Turnover Rate	42.01%		81.36%		62.47%	66.43%	144.67%

(1)	The Northern Trust Company reimbursed the Fund approximately $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $1,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	During the fiscal year ended March 31, 2022, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 14.55%.

(6)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 33.09%.

(7)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $6,000, $5,000, $3,000 and $8,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   52   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

NORTHERN ENGAGE360TM FUND	SHARES

Selected per share data	2022	2021	2020	2019	2018(1)

Net Asset Value, Beginning of Period	$13.64	$8.78	$10.03	$10.17	$10.00

INCOME (LOSS) FROM INVESTMENT

OPERATIONS:

Net investment income	0.23 (2)	0.12	0.15	0.09	0.05

Net realized and unrealized gains (losses)	(0.16)	4.86 (3)	(1.24)	(0.14)	0.13

Total from Investment Operations	0.07	4.98	(1.09)	(0.05)	0.18

LESS DISTRIBUTIONS PAID:

From net investment income	(0.29)	(0.12)	(0.16)	(0.09)	(0.01)

From net realized gains	(1.02)	—	—	— (4)	—

Total Distributions Paid	(1.31)	(0.12)	(0.16)	(0.09)	(0.01)

Net Asset Value, End of Period	$12.40	$13.64	$8.78	$10.03	$10.17

Total Return(5)	(0.10)%	56.79%	(11.22)%	(0.36)%	1.80%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$336,600	$400,499	$245,669	$229,838	$98,123

Ratio to average net assets of:

Expenses, net of reimbursements and credits(6)	0.70%	0.70%	0.70%	0.70%	0.70%

Expenses, before reimbursements and credits	0.77%	0.77%	0.80%	0.88%	1.08%

Net investment income, net of reimbursements and credits(6)	1.50%	1.08%	1.57%	1.60%	1.54	%(7)

Net investment income, before reimbursements and credits	1.43%	1.01%	1.47%	1.42%	1.16	%(7)

Portfolio Turnover Rate	85.19%	41.71%	32.99%	48.63%	7.21%

(1)	Commenced investment operations on November 20, 2017.

(2)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $1,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(4)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.

(5)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $9,000, $16,000, $11,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	As the Fund commenced investment operations on November 20, 2017, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   53   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP CORE FUND	CLASS K

Selected per share data	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$32.58	$23.46
INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.24	0.13

Net realized and unrealized gains (losses)	(0.33)	10.42

Total from Investment Operations	(0.09)	10.55

LESS DISTRIBUTIONS PAID:

From net investment income	(0.17)	(0.21)

From net realized gains	(4.50)	(1.22)

Total Distributions Paid	(4.67)	(1.43)

Net Asset Value, End of Period	$27.82	$32.58

Total Return(2)	(0.54)%	45.82%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$279,376	$287,618

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits(4)	0.49%	0.49%

Expenses, before reimbursements and credits	0.54%	0.57%

Net investment income, net of reimbursements and credits(4)	0.70%	0.67	%(5)

Net investment income, before reimbursements and credits	0.65%	0.59	%(5)

Portfolio Turnover Rate	15.47%	26.59%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000 which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2022 and for the period July 31, 2020 (commencement of class operations) to March 31,2021, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class K shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS   54   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP CORE FUND	CLASS I

Selected per share data	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$32.56	$23.46
INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.17	0.12

Net realized and unrealized gains (losses)	(0.30)	10.41

Total from Investment Operations	(0.13)	10.53

LESS DISTRIBUTIONS PAID:

From net investment income	(0.16)	(0.21)

From net realized gains	(4.50)	(1.22)

Total Distributions Paid	(4.66)	(1.43)

Net Asset Value, End of Period	$27.77	$32.56

Total Return(2)	(0.63)%	45.72%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$226,545	$254,387

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits(4)	0.59%	0.59%

Expenses, before reimbursements and credits	0.64%	0.67%

Net investment income, net of reimbursements and credits(4)	0.59%	0.57	%(5)

Net investment income, before reimbursements and credits	0.54%	0.49	%(5)

Portfolio Turnover Rate	15.47%	26.59%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000 which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2022 and for the period July 31, 2020 (commencement of class operations) to March 31,2021, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class I shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   55   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP INDEX FUND	SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$17.24	$9.18	$12.34	$13.60	$12.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.15	0.12	0.14	0.16	0.15

Net realized and unrealized gains (losses)	(1.10)	8.48	(3.07)	(0.11)	1.38

Total from Investment Operations	(0.95)	8.60	(2.93)	0.05	1.53

LESS DISTRIBUTIONS PAID:

From net investment income	(0.13)	(0.15)	(0.14)	(0.15)	(0.15)

From net realized gains	(1.76)	(0.39)	(0.09)	(1.16)	(0.75)

Total Distributions Paid	(1.89)	(0.54)	(0.23)	(1.31)	(0.90)

Net Asset Value, End of Year	$14.40	$17.24	$9.18	$12.34	$13.60

Total Return(1)	(5.88)%	94.41%	(24.28)%	1.97%	11.68%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,535,414	$1,606,895	$887,429	$1,167,092	$1,214,764

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%

Expenses, before reimbursements and credits	0.19%	0.19%	0.19%	0.18%	0.18%

Net investment income, net of reimbursements and credits(2)	0.88%	0.93%	1.13%	1.13%	1.04%

Net investment income, before reimbursements and credits	0.84%	0.89%	1.09%	1.10%	1.01%

Portfolio Turnover Rate	25.57%	20.62%	18.36%	20.81%	13.03%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $14,000, $32,000, $32,000 and $25,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND	SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$23.46	$13.49	$20.18	$22.71	$24.00

INCOME (LOSS) FROM INVESTMENT

OPERATIONS:

Net investment income	0.18	0.20	0.22	0.21	0.20

Net realized and unrealized gains (losses)	0.56	10.15	(5.45)	(0.59)	0.79

Total from Investment Operations	0.74	10.35	(5.23)	(0.38)	0.99

LESS DISTRIBUTIONS PAID:

From net investment income	(0.19)	(0.22)	(0.23)	(0.16)	(0.21)

From net realized gains	(3.30)	(0.16)	(1.23)	(1.99)	(2.07)

Total Distributions Paid	(3.49)	(0.38)	(1.46)	(2.15)	(2.28)

Net Asset Value, End of Year	$20.71	$23.46	$13.49	$20.18	$22.71

Total Return(1)	3.29%	77.32%	(28.43)%	(0.45)%	3.76%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,293,215	$2,974,261	$2,076,900	$2,972,451	$3,538,528

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, before reimbursements and credits	1.15%	1.13%	1.10%	1.12%	1.13%

Net investment income, net of reimbursements and credits(2)	0.69%	1.05%	1.09%	0.86%	0.82%

Net investment income, before reimbursements and credits	0.54%	0.92%	0.99%	0.74%	0.69%

Portfolio Turnover Rate	20.41%	27.79%	14.18%	16.02%	18.65%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, $59,000, $138,000, $110,000 and $119,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   57   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

STOCK INDEX FUND	SHARES

Selected per share data	2022		2021	2020	2019	2018

Net Asset Value, Beginning of Year	$44.44		$29.61	$32.74	$31.35	$28.44

INCOME (LOSS) FROM INVESTMENT

OPERATIONS:

Net investment income	0.62		0.61	0.65	0.61	0.58

Net realized and unrealized gains (losses)	6.29		15.87	(2.87)	2.18	3.35

Total from Investment Operations	6.91		16.48	(2.22)	2.79	3.93

LESS DISTRIBUTIONS PAID:

From net investment income	(0.62)		(0.61)	(0.65)	(0.61)	(0.57)

From net realized gains	(1.08)		(1.04)	(0.26)	(0.79)	(0.45)

Total Distributions Paid	(1.70)		(1.65)	(0.91)	(1.40)	(1.02)

Net Asset Value, End of Year	$49.65		$44.44	$29.61	$32.74	$31.35

Total Return(1)	15.51	%(2)	56.22%	(7.10)%	9.38%	13.87%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$12,467,719		$11,225,431	$7,933,222	$8,512,061	$7,787,749

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.10%		0.10%	0.10%	0.10%	0.10%

Expenses, before reimbursements and credits	0.13%		0.13%	0.12%	0.11%	0.12%

Net investment income, net of reimbursements and credits(3)	1.26%		1.54%	1.88%	1.89%	1.86%

Net investment income, before reimbursements and credits	1.23%		1.51%	1.86%	1.88%	1.84%

Portfolio Turnover Rate	3.11%		4.66%	5.15%	6.68%	6.76%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The Northern Trust Company reimbursed the Fund approximately $2,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $7,000, $85,000, $205,000, $185,000 and $153,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. QUALITY ESG FUND	CLASS K

Selected per share data	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$16.12	$13.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.16	0.10

Net realized and unrealized gains	2.09	3.21

Total from Investment Operations	2.25	3.31

LESS DISTRIBUTIONS PAID:

From net investment income	(0.16)	(0.11)

From net realized gains	(0.95)	(0.08)

Total Distributions Paid	(1.11)	(0.19)

Net Asset Value, End of Period	$17.26	$16.12

Total Return(2)	13.71%	25.59%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$482,259	$298,204

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits(4)	0.39%	0.39%

Expenses, before reimbursements and credits	0.44%	0.51%

Net investment income, net of reimbursements and credits(4)	0.95%	1.06	%(5)

Net investment income, before reimbursements and credits	0.90%	0.94	%(5)
Portfolio Turnover Rate	29.11%	28.66%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2022 and for the period July 31, 2020 (commencement of class operations) to March 31, 2021, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class K shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   59   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. QUALITY ESG FUND	CLASS I

Selected per share data	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$16.12	$13.66

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.15	0.08

Net realized and unrealized gains	2.09	2.56

Total from Investment Operations	2.24	2.64

LESS DISTRIBUTIONS PAID:

From net investment income	(0.16)	(0.10)

From net realized gains	(0.95)	(0.08)

Total Distributions Paid	(1.11)	(0.18)

Net Asset Value, End of Period	$17.25	$16.12

Total Return(2)	13.62%	19.46%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$2,186	$83

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits	0.49%	0.49%

Expenses, before reimbursements and credits	0.53%	0.61%

Net investment income, net of reimbursements and credits	1.02%	0.91	%(4)

Net investment income, before reimbursements and credits	0.98%	0.79	%(4)
Portfolio Turnover Rate	29.11%	28.66%

(1)	For the period from August 24, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	As the Fund commenced operation of Class I shares on August 24, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS   60   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

ACTIVE M EMERGING MARKETS EQUITY FUND	MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 89.2% (1)

Argentina – 0.5%

MercadoLibre, Inc.*	1,348	$1,603

Australia – 0.1%

IDP Education Ltd.	19,557	456

Austria – 0.1%

Erste Group Bank A.G.	8,945	324

Brazil – 5.8%

Ambev S.A. ADR	1,152,248	3,722

BB Seguridade Participacoes S.A.	50,000	269

CSN Mineracao S.A.	57,700	73

Hapvida Participacoes e Investimentos S.A.	274,400	687

Hypera S.A.*	334,200	2,720

Localiza Rent a Car S.A.	78,100	1,004

Suzano S.A.	398,253	4,622

Vale S.A.	69,200	1,388

Vale S.A. ADR	73,083	1,461

WEG S.A.	202,500	1,484

XP, Inc., Class A*	20,932	630

		18,060

China – 15.8%

Airtac International Group	11,410	368

Alibaba Group Holding Ltd.*	154,300	2,112

ANTA Sports Products Ltd.	80,400	1,003

Baidu, Inc. ADR*	33,250	4,399

Baidu, Inc., Class A*	67,500	1,129

BYD Co. Ltd., Class H	50,000	1,420

Centre Testing International Group Co. Ltd., Class A	317,900	982

China Construction Bank Corp., Class H	900,000	676

China International Capital Corp. Ltd., Class H	581,200	1,289

China Longyuan Power Group Corp. Ltd., Class H	1,125,000	2,550

China Merchants Bank Co. Ltd., Class H	336,000	2,627

China Vanke Co. Ltd., Class H	307,800	693

Chongqing Brewery Co. Ltd., Class A*	62,800	1,058

Contemporary Amperex Technology Co. Ltd., Class A	19,300	1,546

Country Garden Holdings Co. Ltd.	599,000	457

Country Garden Services Holdings Co. Ltd.	226,500	962

Dongfeng Motor Group Co. Ltd., Class H	1,573,464	1,179

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 89.2% (1) continued

China – 15.8% continued

East Money Information Co. Ltd., Class A	143,400	$568

Ganfeng Lithium Co. Ltd., Class H	38,200	541

JD.com, Inc., Class A*	120,185	3,520

LONGi Green Energy Technology Co. Ltd., Class A	127,300	1,437

Meituan, Class B*	16,100	317

NARI Technology Co. Ltd., Class A	233,800	1,149

NetEase, Inc.	116,800	2,106

NetEase, Inc. ADR	1,540	138

Ping An Insurance Group Co. of China Ltd., Class H	327,000	2,307

Shenzhen Inovance Technology Co. Ltd., Class A	154,497	1,380

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	15,100	729

Silergy Corp.	6,500	766

Sungrow Power Supply Co. Ltd., Class A	43,300	724

Sungrow Power Supply Co. Ltd., Class A (Shanghai-Hongkong Exchange)	54,499	910

Sunny Optical Technology Group Co. Ltd.	67,600	1,083

Tencent Holdings Ltd.	30,800	1,453

Want Want China Holdings Ltd.	3,669,969	3,388

Wuxi Lead Intelligent Equipment Co. Ltd., Class A	156,400	1,433

Yadea Group Holdings Ltd.	86,000	132

Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	13,800	405

Yunnan Energy New Material Co. Ltd., Class A	19,100	656

		49,592

Denmark – 0.1%

Novo Nordisk A/S, Class B	2,582	286

Egypt – 0.7%

Commercial International Bank Egypt S.A.E.*	847,774	2,142

France – 0.9%

Hermes International	192	272

LVMH Moet Hennessy Louis Vuitton S.E.	1,011	720

Sartorius Stedim Biotech	1,399	574

Teleperformance	3,661	1,396

		2,962

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 61 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 89.2% (1) continued

Greece – 0.2%

OPAP S.A.	33,196	$483

Hong Kong – 1.6%

AIA Group Ltd.	325,000	3,402

Bosideng International Holdings Ltd.	1,022,000	475

SITC International Holdings Co. Ltd.	154,000	544

Techtronic Industries Co. Ltd.	28,000	451

		4,872

Hungary – 0.1%

OTP Bank Nyrt.*	8,803	319

India – 12.3%

Apollo Hospitals Enterprise Ltd.	22,465	1,330

Asian Paints Ltd.	2,990	121

Axis Bank Ltd.*	188,284	1,871

Bajaj Finance Ltd.	16,790	1,596

Bharti Airtel Ltd.*	178,361	1,769

HDFC Bank Ltd.	116,925	2,257

Hero MotoCorp Ltd.	84,610	2,546

Hindalco Industries Ltd.	90,966	678

Housing Development Finance Corp. Ltd.	97,626	3,057

ICICI Bank Ltd. ADR	160,257	3,035

Indian Energy Exchange Ltd.	48,625	143

Infosys Ltd.	11,228	281

Infosys Ltd. ADR	299,827	7,463

Mindtree Ltd.	16,117	908

Motherson Sumi Systems Ltd.	30,473	56

Reliance Industries Ltd.	119,167	4,125

Tata Consultancy Services Ltd.	139,855	6,878

Tata Motors Ltd. ADR*	6,411	179

Titan Co. Ltd.	9,982	332

		38,625

Indonesia – 2.5%

Astra International Tbk PT	7,231,808	3,304

Bank Central Asia Tbk PT	4,426,000	2,452

Bank Mandiri Persero Tbk PT	1,404,700	771

Telkom Indonesia Persero Tbk PT	2,770,400	884

Vale Indonesia Tbk PT	820,000	382

		7,793

Japan – 0.3%

Inpex Corp.	80,500	956

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 89.2% (1) continued

Malaysia – 0.6%

Petronas Chemicals Group Bhd.	383,800	$876

Public Bank Bhd.	840,700	932

		1,808

Mexico – 7.4%

Alfa S.A.B. de C.V., Class A	2,197,554	1,671

America Movil S.A.B. de C.V., Class L ADR	243,554	5,151

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B*	47,000	758

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B	51,025	1,133

Grupo Financiero Banorte S.A.B. de C.V., Series O	307,100	2,313

Grupo Mexico S.A.B. de C.V., Series B	421,997	2,519

Nemak S.A.B. de C.V.*	942,524	254

Wal-Mart de Mexico S.A.B. de C.V.	2,286,375	9,370

		23,169

Netherlands – 0.3%

ASML Holding N.V.	1,506	1,004

Norway – 0.1%

Norsk Hydro ASA	33,579	327

Peru – 2.2%

Cia de Minas Buenaventura S.A.A. ADR*	137,936	1,389

Credicorp Ltd.	31,294	5,379

		6,768

Poland – 0.1%

Dino Polska S.A.*	3,951	316

Qatar – 0.2%

Qatar National Bank QPSC	114,557	725

Russia – 0.0%

Gazprom PJSC(2)	66,340	—

LUKOIL PJSC ADR(2)	9,885	—

Moscow Exchange MICEX-RTS PJSC(2)	426,740	—

		—

Saudi Arabia – 0.8%

Al Rajhi Bank	26,345	1,123

Saudi National Bank (The)	75,707	1,426

		2,549

See Notes to the Financial Statements.

EQUITY FUNDS   62   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 89.2% (1) continued

Singapore – 0.7%

DBS Group Holdings Ltd.	64,700	$1,701

Wilmar International Ltd.	184,000	638

		2,339

South Africa – 5.3%

Aspen Pharmacare Holdings Ltd.	65,442	886

Bid Corp. Ltd.	93,639	2,036

Bidvest Group (The) Ltd.	276,710	4,226

Capitec Bank Holdings Ltd.	9,817	1,568

Clicks Group Ltd.	31,485	667

FirstRand Ltd.	384,913	2,033

Shoprite Holdings Ltd.	53,508	863

Standard Bank Group Ltd.	206,875	2,574

Truworths International Ltd.	405,762	1,619

		16,472

South Korea – 12.8%

Amorepacific Corp.	11,943	1,568

Hana Financial Group, Inc.	37,775	1,508

Hyundai Mobis Co. Ltd.	6,108	1,079

Hyundai Motor Co.	28,603	4,231

Kia Corp.	17,274	1,049

NAVER Corp.	4,567	1,277

Orion Corp.	20,575	1,501

POSCO Holdings, Inc.	17,918	4,303

Samsung Biologics Co. Ltd.*	2,000	1,360

Samsung Electronics Co. Ltd.	265,825	15,186

Samsung Electronics Co. Ltd. GDR (Registered)	290	410

Samsung SDI Co. Ltd.	314	153

Shinhan Financial Group Co. Ltd.	72,794	2,483

SK Hynix, Inc.	42,006	4,021

		40,129

Sweden – 0.1%

Atlas Copco AB, Class A	1,924	100

Epiroc AB, Class A	15,148	324

		424

Switzerland – 0.2%

Sika A.G. (Registered)	750	247

Straumann Holding A.G. (Registered)	329	527

		774

Taiwan – 9.3%

ASPEED Technology, Inc.	1,300	147

Chailease Holding Co. Ltd.	91,000	801

CTBC Financial Holding Co. Ltd.	591,000	604

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 89.2% (1) continued

Taiwan – 9.3% continued

Delta Electronics, Inc.	43,500	$405

Globalwafers Co. Ltd.	44,000	1,022

Hon Hai Precision Industry Co. Ltd.	1,387,796	5,113

Largan Precision Co. Ltd.	10,000	654

Makalot Industrial Co. Ltd.	37,000	264

MediaTek, Inc.	49,100	1,531

Taiwan Semiconductor Manufacturing Co. Ltd.	445,000	9,200

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	88,901	9,269

		29,010

Thailand – 1.0%

Airports of Thailand PCL NVDR*	66,500	132

CP ALL PCL (Registered)	783,600	1,532

PTT Exploration & Production PCL NVDR	313,900	1,357

		3,021

Turkey – 1.1%

Turkcell Iletisim Hizmetleri A.S.	110,724	170

Turkiye Petrol Rafinerileri A.S.*	226,967	3,314

		3,484

United Arab Emirates – 1.6%

Dubai Islamic Bank PJSC	219,950	369

Emaar Properties PJSC	1,927,508	3,133

First Abu Dhabi Bank PJSC	253,414	1,626

		5,128

United Kingdom – 0.6%

Anglo American PLC	31,997	1,650

BAE Systems PLC	32,656	308

		1,958

United States – 3.1%

Copa Holdings S.A., Class A*	15,895	1,330

Danaher Corp.	2,306	677

Deere & Co.	800	333

Estee Lauder (The) Cos., Inc., Class A	2,770	754

Microsoft Corp.	6,254	1,928

NVIDIA Corp.	2,247	613

Samsonite International S.A.*	248,400	558

TE Connectivity Ltd.	4,888	640

Tenaris S.A. ADR	94,686	2,847

		9,680

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 63 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 89.2% (1) continued

Uruguay – 0.7%

Globant S.A.*	7,872	$2,063

Total Common Stocks

(Cost $239,583)		279,621

PARTICIPATION (EQUITY LINKED) NOTES – 1.3%

United Kingdom – 1.3%

Al Rajhi Bank, Issued by HSBC Bank PLC, Expires 9/12/22	64,986	2,771

Alinama Bank, Issued by HSBC PLC, Expires 4/4/24	33,003	342

Leejam Sports Co., Issued by HSBC Bank PLC, Expires 1/17/23	20,016	670

Saudi Arabian Oil Co., Issued by HSBC Bank PLC, Expires 2/28/24	28,132	323

		4,106

Total Participation (Equity Linked) Notes

(Cost $2,896)		4,106

PREFERRED STOCKS – 3.7% (1)

Brazil – 3.0%

Banco Bradesco S.A. ADR, 0.82%(3)	372,997	1,731

Itau Unibanco Holding S.A., 2.56%(3)	540,100	3,114

Itau Unibanco Holding S.A. ADR, 0.73%(3)	653,430	3,731

Petroleo Brasileiro S.A., 8.75%(3)	102,200	716

		9,292

Chile – 0.1%

Sociedad Quimica y Minera de Chile S.A. ADR, 1.39%(3)	4,200	360

Colombia – 0.1%

Bancolombia S.A. ADR, 7.79%(3)	6,530	279

South Korea – 0.5%

Samsung Electronics Co. Ltd., 2.31%(3)	28,173	1,457

Total Preferred Stocks

(Cost $9,703)		11,388

INVESTMENT COMPANIES – 6.9%

iShares Core S&P 500 ETF	8,580	3,893

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(4) (5)	17,729,192	17,729

Total Investment Companies

(Cost $21,710)		21,622

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.6%

U.S. Treasury Bill, 0.31%, 6/30/22(6) (7)	$1,990	$1,987

Total Short-Term Investments

(Cost $1,988)		1,987

Total Investments – 101.7%

(Cost $275,880)		318,724

Liabilities less Other Assets – (1.7%)		(5,359)

Net Assets – 100.0%		$313,365

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.

(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(5)	7-day current yield as of March 31, 2022 is disclosed.

(6)	Discount rate at the time of purchase.

(7)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS   64   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI Emerging Markets Index (United States Dollar)	156	$8,779	Long	06/22	$248

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	28.5%

Korean Won	13.1

Hong Kong Dollar	11.6

Indian Rupee	8.9

Taiwan Dollar	6.7

Mexican Peso	5.8

South African Rand	5.3

Brazilian Real	5.1

All other currencies less than 5%	16.7

Total Investments	101.7

Liabilities less Other Assets	(1.7)

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2022 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments. Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Argentina	$ 1,603	$ —	$—	$ 1,603

Brazil	18,060	—	—	18,060

China	4,537	45,055	—	49,592

Egypt	2,142	—	—	2,142

India	10,677	27,948	—	38,625

Mexico	23,169	—	—	23,169

Peru	6,768	—	—	6,768

Taiwan	9,269	19,741	—	29,010

United States	9,122	558	—	9,680

Uruguay	2,063	—	—	2,063

All Other Countries(1)	—	98,909	—	98,909

Total Common Stocks	87,410	192,211	—	279,621

Participation (Equity Linked) Notes	342	3,764	—	4,106

Preferred Stocks:

South Korea	—	1,457	—	1,457

All Other Countries(1)	9,931	—	—	9,931

Total Preferred Stocks	9,931	1,457	—	11,388

Investment Companies	21,622	—	—	21,622

Short-Term Investments	—	1,987	—	1,987

Total Investments	$119,305	$199,419	$—	$318,724

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$ 248	$ —	$—	$ 248

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 65 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 86.9% (1)

Argentina – 0.0%

YPF S.A. ADR*	308	$2

Australia – 2.3%

Allkem Ltd.*	76,330	639

Atlassian Corp. PLC, Class A*	1,894	556

Bank of Queensland Ltd.	52,835	339

Beach Energy Ltd.	369,885	428

Charter Hall Group	51,577	626

CSL Ltd.	35,707	7,091

CSR Ltd.	55,951	256

Elders Ltd.	48,148	477

Healius Ltd.	75,159	245

Iluka Resources Ltd.	35,558	298

Incitec Pivot Ltd.	114,563	324

JB Hi-Fi Ltd.	8,866	358

Nine Entertainment Co. Holdings Ltd.	128,202	282

OZ Minerals Ltd.	19,377	384

Pendal Group Ltd.	56,769	195

Seven Group Holdings Ltd.	18,469	291

Shopping Centres Australasia Property Group	148,200	321

Super Retail Group Ltd.	27,978	214

Technology One Ltd.	36,301	308

		13,632

Austria – 0.2%

Erste Group Bank A.G.	32,204	1,168

Belgium – 0.2%

Ageas S.A./N.V.	27,146	1,366

Brazil – 0.7%

Atacadao S.A.	72,367	343

Cia de Saneamento Basico do Estado de Sao Paulo*	162,450	1,610

Telefonica Brasil S.A.	120,347	1,361

Ultrapar Participacoes S.A.	200,550	601

		3,915

Canada – 5.5%

Air Canada*	67,500	1,309

Alimentation Couche-Tard, Inc.	1,600	72

ARC Resources Ltd.	117,328	1,571

ATS Automation Tooling Systems, Inc.*	13,649	492

AutoCanada, Inc.*	1,623	47

Barrick Gold Corp.	81,885	2,008

Boardwalk Real Estate Investment Trust	8,606	405

BRP, Inc.	8,106	664

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 86.9% (1) continued

Canada – 5.5% continued

Cameco Corp.	33,044	$961

Canadian National Railway Co.	10,799	1,449

Canadian Pacific Railway Ltd.	95,852	7,912

Canadian Western Bank	13,423	390

Canfor Corp.*	11,327	233

Celestica, Inc.*	28,485	339

CI Financial Corp.	17,366	276

Descartes Systems Group (The), Inc.*	4,229	310

Dundee Precious Metals, Inc.	41,583	248

Finning International, Inc.	19,457	586

Headwater Exploration, Inc.*	10,042	53

Kinross Gold Corp.	163,566	962

Lululemon Athletica, Inc.*	14,362	5,245

Methanex Corp.	5,734	313

Parex Resources, Inc.	23,814	489

Shopify, Inc., Class A*	6,067	4,101

Stella-Jones, Inc.	7,279	219

Tricon Residential, Inc.	37,897	602

Vermilion Energy, Inc.	10,706	225

Yamana Gold, Inc.	73,861	412

		31,893

China – 0.3%

Beijing Capital International Airport Co. Ltd., Class H*	356,000	207

Dongfeng Motor Group Co. Ltd., Class H	460,172	345

Li Ning Co. Ltd.	46,500	398

Shenzhou International Group Holdings Ltd.	47,800	638

		1,588

Denmark – 1.3%

DSV A/S	22,720	4,344

Jyske Bank A/S (Registered)*	4,406	239

Novo Nordisk A/S, Class B	24,178	2,678

Royal Unibrew A/S	2,219	206

		7,467

Finland – 0.5%

Nokia OYJ*	338,724	1,865

TietoEVRY OYJ	10,753	286

Valmet OYJ	16,673	517

		2,668

France – 10.7%

Air Liquide S.A.	5,200	910

See Notes to the Financial Statements.

EQUITY FUNDS   66   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 86.9% (1) continued

France – 10.7% continued

Alstom S.A.	85,814	$2,000

Arkema S.A.	2,780	332

AXA S.A.	180,219	5,263

BNP Paribas S.A.	51,447	2,929

Carrefour S.A.	103,289	2,241

Cie de Saint-Gobain	43,862	2,610

Criteo S.A. ADR*	7,729	211

Danone S.A.	23,940	1,319

Dassault Aviation S.A.	5,799	922

Dassault Systemes S.E.	20,289	1,000

Edenred	4,516	223

Eiffage S.A.	5,746	589

Elis S.A.*	21,682	319

Engie S.A.	173,725	2,277

Klepierre S.A.*	21,210	564

La Francaise des Jeux S.A.E.M.(2)	5,648	224

LVMH Moet Hennessy Louis Vuitton S.E.	10,016	7,132

Nexans S.A.	5,063	473

Nexity S.A.	9,048	318

Orange S.A.	132,779	1,570

Pernod Ricard S.A.	22,533	4,942

Renault S.A.*	35,704	933

Rexel S.A.*	59,156	1,260

Sanofi	36,922	3,765

Schneider Electric S.E.	22,223	3,710

SCOR S.E.	27,872	896

Societe Generale S.A.	63,917	1,710

SOITEC*	2,740	514

Sopra Steria Group	2,522	468

SPIE S.A.	9,342	221

TotalEnergies S.E.	156,567	7,944

Valeo	33,383	613

Vallourec S.A.*	36,631	468

Vinci S.A.	15,686	1,604

		62,474

Germany – 4.1%

adidas A.G.	10,967	2,561

Aurubis A.G.	3,865	462

Bayer A.G. (Registered)	27,064	1,852

Bechtle A.G.	7,288	411

CECONOMY A.G.	40,815	155

Continental A.G.*	213	15

Daimler Truck Holding A.G.*	30,500	847

Dermapharm Holding S.E.	3,205	205

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 86.9% (1) continued
Germany – 4.1% continued

Deutsche Pfandbriefbank A.G.	32,447	$395

DWS Group GmbH & Co. KGaA	8,117	298

Freenet A.G.	12,433	333

Fresenius Medical Care A.G. & Co. KGaA	14,109	946

Fresenius S.E. & Co. KGaA	26,598	979

GEA Group A.G.	7,986	330

Gerresheimer A.G.	4,245	311

HUGO BOSS A.G.	4,495	262

K+S A.G. (Registered)*	13,969	424

Mercedes-Benz Group A.G.	18,083	1,270

ProSiebenSat.1 Media S.E.	24,821	317

Rheinmetall A.G.	3,940	836

RTL Group S.A.	16,362	910

RWE A.G.	67,185	2,930

SAP S.E.	25,468	2,842

Siemens Healthineers A.G.(2)	50,051	3,104

Sixt S.E.*	574	78

TAG Immobilien A.G.	17,239	392

United Internet A.G. (Registered)	9,369	322

VERBIO Vereinigte BioEnergie A.G.	2,992	231

		24,018

Hong Kong – 1.4%

AIA Group Ltd.	517,911	5,422

ASM Pacific Technology Ltd.	23,300	236

China High Precision Automation Group Ltd.(3) *	982,000	—

CK Asset Holdings Ltd.	224,424	1,534

Hysan Development Co. Ltd.	75,000	219

LK Technology Holdings Ltd.	192,500	289

Pacific Basin Shipping Ltd.	659,000	356

United Laboratories International Holdings (The) Ltd.	276,000	144

WH Group Ltd.	200,500	126

		8,326

Indonesia – 0.3%

Bank Mandiri Persero Tbk PT	3,478,578	1,909

Ireland – 5.3%

Accenture PLC, Class A	25,540	8,613

AerCap Holdings N.V.*	4,533	228

AIB Group PLC	10,153	22

AIB Group PLC (London Exchange)	302,531	672

Bank of Ireland Group PLC*	73,240	465

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 67 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 86.9% (1) continued

Ireland – 5.3% continued

Bank of Ireland Group PLC (London Exchange)*	206,413	$1,316

Dalata Hotel Group PLC*	60,781	266

Experian PLC	197,261	7,607

Glanbia PLC	16,840	195

ICON PLC*	40,055	9,742

Ryanair Holdings PLC ADR*	24,402	2,126

		31,252

Israel – 0.2%

Inmode Ltd.*	9,060	334

Perion Network Ltd.*	17,239	388

Radware Ltd.*	7,668	245

		967

Italy – 3.2%

Assicurazioni Generali S.p.A.	80,473	1,841

Banca Mediolanum S.p.A.	33,995	290

BPER Banca	20,049	35

Buzzi Unicem S.p.A.	14,378	266

Enel S.p.A.	131,020	875

Eni S.p.A.	196,074	2,875

Ferrari N.V.	23,871	5,220

Interpump Group S.p.A.	3,864	194

Iren S.p.A.	117,766	312

Reply S.p.A.	3,285	541

UniCredit S.p.A.	587,216	6,340

		18,789

Japan – 12.0%

Alfresa Holdings Corp.	44,710	621

Alps Alpine Co. Ltd.	31,830	313

ASKUL Corp.	15,800	207

BayCurrent Consulting, Inc.	1,200	435

Benesse Holdings, Inc.	3,675	67

Chiyoda Corp.*	53,661	206

CKD Corp.	16,000	245

Daihen Corp.	6,500	224

Dai-ichi Life Holdings, Inc.	82,730	1,683

DeNA Co. Ltd.	19,650	299

Ebara Corp.	1,600	89

Eiken Chemical Co. Ltd.	17,600	248

Eisai Co. Ltd.	9,223	427

FANUC Corp.	23,700	4,168

Fuji Corp.	16,400	297

Fuji Media Holdings, Inc.	4,960	48

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 86.9% (1) continued

Japan – 12.0% continued

Fuji Soft, Inc.	4,700	$236

FULLCAST Holdings Co. Ltd.	10,800	230

GungHo Online Entertainment, Inc.	13,000	276

H.U. Group Holdings, Inc.	13,200	314

Hino Motors Ltd.	159,130	931

Honda Motor Co. Ltd.	111,496	3,168

INFRONEER Holdings, Inc.	28,900	247

Inpex Corp.	140,631	1,670

Internet Initiative Japan, Inc.	17,500	582

Invincible Investment Corp.	609	211

Isuzu Motors Ltd.	121,157	1,565

Japan Airlines Co. Ltd.*	66,810	1,244

JGC Holdings Corp.	103,992	1,245

Kamigumi Co. Ltd.	31,420	566

Kanamoto Co. Ltd.	4,000	65

Kaneka Corp.	8,000	231

Kenedix Office Investment Corp.	43	258

Keyence Corp.	10,020	4,659

Kintetsu World Express, Inc.	13,200	339

Kirin Holdings Co. Ltd.	68,400	1,023

Komeri Co. Ltd.	9,700	209

Kumagai Gumi Co. Ltd.	9,000	199

Lasertec Corp.	24,900	4,186

Mitsubishi Estate Co. Ltd.	101,223	1,505

Mitsubishi Heavy Industries Ltd.	21,247	700

Mitsubishi Motors Corp.*	16,540	44

Mitsubishi UFJ Financial Group, Inc.	383,802	2,382

Morinaga Milk Industry Co. Ltd.	4,800	205

MS&AD Insurance Group Holdings, Inc.	51,720	1,680

Murata Manufacturing Co. Ltd.	25,200	1,666

NEC Networks & System Integration Corp.	17,400	253

Nikon Corp.	86,076	920

Nippon Accommodations Fund, Inc.	47	247

Nippon Electric Glass Co. Ltd.	17,800	394

Nippon Suisan Kaisha Ltd.	62,000	278

Nippon Television Holdings, Inc.	53,313	555

Nissan Motor Co. Ltd.*	22,570	101

Nomura Holdings, Inc.	118,712	497

North Pacific Bank Ltd.	88,300	172

Ono Pharmaceutical Co. Ltd.	81,780	2,054

Open House Group Co. Ltd.	11,100	491

Outsourcing, Inc.	13,400	138

See Notes to the Financial Statements.

EQUITY FUNDS   68   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 86.9% (1) continued

Japan – 12.0% continued

Rengo Co. Ltd.	43,400	$278

Resona Holdings, Inc.	457,534	1,959

Resorttrust, Inc.	14,300	244

Saizeriya Co. Ltd.	10,200	224

Sankyu, Inc.	6,000	196

Sanwa Holdings Corp.	22,400	227

Sawai Group Holdings Co. Ltd.	6,300	230

Shimamura Co. Ltd.	13,960	1,241

Shinko Electric Industries Co. Ltd.	22,400	1,058

Stanley Electric Co. Ltd.	13,190	249

Starts Corp., Inc.	9,500	186

Subaru Corp.	83,480	1,326

Sumitomo Electric Industries Ltd.	114,610	1,363

Sumitomo Forestry Co. Ltd.	17,800	314

Sumitomo Heavy Industries Ltd.	34,710	798

Sumitomo Mitsui Financial Group, Inc.	82,425	2,631

Sumitomo Mitsui Trust Holdings, Inc.	50,050	1,635

Sumitomo Rubber Industries Ltd.	17,910	164

Suzuken Co. Ltd.	7,800	232

T&D Holdings, Inc.	168,695	2,289

Taiheiyo Cement Corp.	1,890	31

Taiyo Yuden Co. Ltd.	7,700	346

Takeda Pharmaceutical Co. Ltd.	35,880	1,027

Takeuchi Manufacturing Co. Ltd.	11,500	248

TechnoPro Holdings, Inc.	8,500	228

THK Co. Ltd.	46,149	1,018

Tokyo Ohka Kogyo Co. Ltd.	3,500	209

Tokyo Seimitsu Co. Ltd.	6,300	250

Tokyotokeiba Co. Ltd.	4,600	164

TOPPAN, Inc.	14,500	256

Toyo Tire Corp.	23,900	304

Ushio, Inc.	12,000	178

Valor Holdings Co. Ltd.	11,000	190

West Holdings Corp.	6,700	263

Yamato Holdings Co. Ltd.	37,890	709

Zenkoku Hosho Co. Ltd.	7,900	304

Zeon Corp.	15,200	169

		70,251

Macau – 0.4%

Sands China Ltd.*	870,400	2,089

Malaysia – 0.1%

CIMB Group Holdings Bhd.	637,047	807

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 86.9% (1) continued

Mexico – 0.3%

America Movil S.A.B. de C.V., Class L ADR	42,441	$898

Wal-Mart de Mexico S.A.B. de C.V.	171,633	703

		1,601

Netherlands – 4.2%

ABN AMRO Bank N.V. - C.V.A.	83,608	1,070

Adyen N.V.(2) *	1,705	3,368

Akzo Nobel N.V.	24,383	2,095

ArcelorMittal S.A.	6,289	202

ASM International N.V.	10,920	3,958

ASML Holding N.V. (Registered)	9,828	6,564

ASR Nederland N.V.	10,606	493

BE Semiconductor Industries N.V.	5,277	449

Euronext N.V.	3,223	293

Fugro N.V.*	29,397	353

ING Groep N.V.	296,869	3,103

Koninklijke Philips N.V.	38,396	1,175

PostNL N.V.	119,115	454

Signify N.V.	12,135	566

VEON Ltd. ADR*	172,707	118

		24,261

Norway – 0.1%

Norsk Hydro ASA	32,659	318

Sparebanken Vest	20,889	244

		562

Russia – 0.0%

Gazprom PJSC ADR(3)	54,380	—

LUKOIL PJSC ADR(3)	4,766	—

Mobile TeleSystems PJSC ADR(3)	64,508	—

Sberbank of Russia PJSC ADR(3)	46,614	—

		—

Singapore – 0.1%

Frasers Logistics & Commercial Trust	334,000	358

Sembcorp Industries Ltd.	185,000	363

		721

South Africa – 0.2%

MTN Group Ltd.	29,155	378

Old Mutual Ltd.	888,288	832

		1,210

South Korea – 2.8%

Coway Co. Ltd.	21,691	1,223

Hankook Tire & Technology Co. Ltd.	21,554	596

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 69 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 86.9% (1) continued

South Korea – 2.8% continued

Hyundai Mobis Co. Ltd.	3,850	$680

JYP Entertainment Corp.	5,619	283

KB Financial Group, Inc.	41,770	2,100

KCC Corp.	740	206

KT Corp. ADR	113,879	1,633

LEENO Industrial, Inc.	1,908	289

LG Innotek Co. Ltd.	1,246	394

LOTTE Fine Chemical Co. Ltd.	4,092	266

LX Semicon Co. Ltd.	3,005	358

Maeil Dairies Co. Ltd.	1,893	106

Osstem Implant Co. Ltd.(3)	8,399	495

Partron Co. Ltd.	28,786	256

PharmaResearch Co. Ltd.	4,820	362

Samsung Electronics Co. Ltd.	63,969	3,654

Samsung Engineering Co. Ltd.*	18,950	408

Shinhan Financial Group Co. Ltd.	45,281	1,544

SK Hynix, Inc.	16,935	1,621

		16,474

Spain – 2.9%

Acciona S.A.	2,589	494

Acerinox S.A.	29,922	328

Aena S.M.E. S.A.*	14,084	2,333

Amadeus IT Group S.A.*	86,914	5,661

Applus Services S.A.	25,996	215

Banco Bilbao Vizcaya Argentaria S.A.	172,126	984

Bankinter S.A.	72,452	423

CaixaBank S.A.	1,347,128	4,540

Cia de Distribucion Integral Logista Holdings S.A.	14,764	270

Iberdrola S.A.	81,116	883

Laboratorios Farmaceuticos Rovi S.A.	6,837	505

Merlin Properties Socimi S.A.	32,226	374

Viscofan S.A.	3,363	199

		17,209

Sweden – 1.5%

Arjo AB, Class B	24,065	203

Atlas Copco AB, Class A	49,050	2,546

Cibus Nordic Real Estate AB	9,706	258

Dometic Group AB	23,897	206

Evolution AB	13,493	1,377

Getinge AB, Class B	6,259	249

Intrum AB	9,473	255

Kindred Group PLC SDR	19,500	213

SKF AB, Class B	50,076	814

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 86.9% (1) continued

Sweden – 1.5% continued

Swedbank AB, Class A	117,496	$1,753

Trelleborg AB, Class B	12,134	280

Wihlborgs Fastigheter AB	16,725	348

		8,502

Switzerland – 8.2%

Adecco Group A.G. (Registered)	50,933	2,305

Alcon, Inc.	66,458	5,250

Bucher Industries A.G. (Registered)	952	385

Cie Financiere Richemont S.A., Class A (Registered)	3,071	390

Forbo Holding A.G. (Registered)	157	267

Galenica A.G.	5,242	403

Holcim Ltd. (OTC US Exchange)*	50,054	2,444

Julius Baer Group Ltd.	12,537	727

Lonza Group A.G. (Registered)	7,153	5,182

Nestle S.A. (Registered)	38,384	4,983

Novartis A.G. (Registered)	87,179	7,646

PSP Swiss Property A.G. (Registered)	3,582	470

Roche Holding A.G. (Genusschein)	7,747	3,064

Sika A.G. (Registered)	17,883	5,892

Sulzer A.G. (Registered)	2,953	244

Swatch Group (The) A.G. (Bearer)	3,043	865

Swissquote Group Holding S.A. (Registered)	1,963	355

UBS Group A.G. (Registered)	189,291	3,698

Vontobel Holding A.G. (Registered)	6,050	508

Zurich Insurance Group A.G.	5,317	2,621

		47,699

Taiwan – 0.7%

Catcher Technology Co. Ltd.	2,003	10

Hon Hai Precision Industry Co. Ltd.	332,396	1,225

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	29,482	3,074

		4,309

Thailand – 0.4%

Kasikornbank PCL (Registered)	81,403	393

Kasikornbank PCL NVDR	366,688	1,771

		2,164

Turkey – 0.2%

Turk Telekomunikasyon A.S.	21,637	15

Turkcell Iletisim Hizmetleri A.S.	604,956	929

		944

See Notes to the Financial Statements.

EQUITY FUNDS   70   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 86.9% (1) continued

United Kingdom – 11.8%

Abcam PLC*	12,507	$226

Airtel Africa PLC	121,590	221

Anglo American PLC	39,735	2,049

AstraZeneca PLC	24,427	3,239

Atlantica Sustainable Infrastructure PLC	7,360	258

Babcock International Group PLC*	58,448	248

BAE Systems PLC	218,245	2,057

Barclays PLC	946,351	1,838

BP PLC	1,525,909	7,457

British American Tobacco PLC	46,566	1,948

British Land (The) Co. PLC	132,886	920

BT Group PLC	106,741	254

Bunzl PLC	29,520	1,148

Capricorn Energy PLC*	109,427	316

Centrica PLC*	134,876	141

Compass Group PLC	111,580	2,405

Computacenter PLC	15,456	594

Cranswick PLC	6,400	295

CVS Group PLC	11,233	263

Drax Group PLC	24,162	249

easyJet PLC*	119,360	863

Electrocomponents PLC	21,040	298

Endeavour Mining PLC	45,534	1,130

Ferguson PLC	16,377	2,223

Future PLC	13,894	473

GlaxoSmithKline PLC	69,367	1,496

IG Group Holdings PLC	28,437	305

IMI PLC	23,413	417

Inchcape PLC	29,574	258

J Sainsbury PLC	353,592	1,171

Kingfisher PLC	205,122	685

Land Securities Group PLC	91,963	944

LondonMetric Property PLC	81,799	296

Man Group PLC/Jersey	85,792	262

Marks & Spencer Group PLC*	264,434	535

Micro Focus International PLC	48,558	257

OSB Group PLC	57,759	426

Pets at Home Group PLC	58,901	279

Prudential PLC	224,008	3,309

Reckitt Benckiser Group PLC	35,337	2,701

Redrow PLC	49,380	337

RELX PLC	41,548	1,293

RELX PLC (London Exchange)	48,958	1,525

Rolls-Royce Holdings PLC*	1,749,012	2,300

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 86.9% (1) continued

United Kingdom – 11.8% continued

Royal Mail PLC	69,279	$297

Safestore Holdings PLC	32,156	564

Savills PLC	16,505	240

Serco Group PLC	179,683	338

Shell PLC	198,544	5,449

Shell PLC (CBOE Exchange)	132,865	3,660

Spirent Communications PLC	81,367	254

Standard Chartered PLC	303,780	2,015

Tate & Lyle PLC	29,012	279

Travis Perkins PLC	14,024	226

Tritax Big Box REIT PLC	79,862	253

Unilever PLC	54,419	2,464

Virgin Money UK PLC	89,223	199

Vistry Group PLC	23,846	294

WPP PLC	179,764	2,352

		68,793

United States – 4.8%

Aon PLC, Class A	33,355	10,861

EPAM Systems, Inc.*	1,648	489

International Game Technology PLC	10,862	268

Mettler-Toledo International, Inc.*	3,633	4,989

Reliance Worldwide Corp. Ltd.	61,087	192

ResMed, Inc.	27,325	6,627

STERIS PLC	20,136	4,868

		28,294

Total Common Stocks

(Cost $394,088)		507,324

PREFERRED STOCKS – 0.2% (1)

Germany – 0.2%

Henkel A.G. & Co. KGaA, 3.04%(4)	17,261	1,156

Total Preferred Stocks

(Cost $1,329)		1,156

INVESTMENT COMPANIES – 13.6%

iShares Core MSCI EAFE ETF	8,912	620

iShares MSCI ACWI ex U.S. ETF	386,000	20,176

iShares MSCI EAFE ETF	222,097	16,347

iShares MSCI EAFE Value ETF	94,753	4,762

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 71 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 13.6% continued

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(5) (6)	35,464,283	$35,464

Vanguard FTSE Developed Markets ETF	45,582	2,189

Total Investment Companies

(Cost $79,669)		79,558

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.8%

U.S. Treasury Bill, 0.31%, 6/30/22(7) (8)	$4,460	$4,454

Total Short-Term Investments

(Cost $4,456)		4,454

Total Investments – 101.5%

(Cost $479,542)		592,492

Liabilities less Other Assets – (1.5%)		(8,477)

Net Assets – 100.0%		$584,015

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(6)	7-day current yield as of March 31, 2022 is disclosed.

(7)	Discount rate at the time of purchase.

(8)	A portion of this security has been pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

C.V.A. – Credit Valuation Adjustment

EAFE – Europe, Australasia and the Far East

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

REIT – Real Estate Investment Trust

SDR – Swedish Depositary Receipt

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI EAFE Index (United States Dollar)	138	$14,796	Long	6/22	$35

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	28.5%

Euro	26.3

British Pound	12.1

Japanese Yen	12.0

Swiss Franc	8.2

All other currencies less than 5%	14.4

Total Investments	101.5

Liabilities less Other Assets	(1.5)

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2022 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

See Notes to the Financial Statements.

EQUITY FUNDS   72   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Argentina	$2	$—	$ —	$2

Australia	556	13,076	—	13,632

Brazil	3,915	—	—	3,915

Canada	31,893	—	—	31,893

France	211	62,263	—	62,474

Ireland	20,709	10,543	—	31,252

Israel	967	—	—	967

Mexico	1,601	—	—	1,601

Netherlands	6,682	17,579	—	24,261

South Korea	1,633	14,346	495	16,474

Taiwan	3,074	1,235	—	4,309

United Kingdom	1,388	67,405	—	68,793

United States	28,102	192	—	28,294

All Other Countries(1)	—	219,457	—	219,457

Total Common Stocks	100,733	406,096	495	507,324

Preferred Stocks	—	1,156	—	1,156

Investment Companies	79,558	—	—	79,558

Short-Term Investments	—	4,454	—	4,454

Total Investments	$180,291	$411,706	$495	$592,492

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$35	$—	$ —	$35
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 73 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1)

Australia – 0.0%

MMG Ltd.*	648,000	$260

Brazil – 4.2%

Ambev S.A.	1,238,460	4,037

Americanas S.A.*	4,425	30

Americanas S.A. (A Bolsa do Brasil Exchange)*	171,882	1,174

Atacadao S.A.	140,900	669

B3 S.A. - Brasil Bolsa Balcao	1,606,495	5,294

Banco Bradesco S.A.	387,952	1,483

Banco BTG Pactual S.A.*	300,300	1,635

Banco do Brasil S.A.	221,844	1,612

Banco Inter S.A.*	98,910	441

Banco Santander Brasil S.A.	113,036	861

BB Seguridade Participacoes S.A.	178,501	960

BRF S.A.*	184,120	717

CCR S.A.	323,400	933

Centrais Eletricas Brasileiras S.A.	78,300	625

Cia de Saneamento Basico do Estado de Sao Paulo*	90,171	894

Cia Siderurgica Nacional S.A.	185,090	1,009

Cosan S.A.	278,988	1,386

Energisa S.A.	52,700	541

Engie Brasil Energia S.A.	58,047	526

Equatorial Energia S.A.	258,170	1,481

Hapvida Participacoes e Investimentos S.A.	1,116,985	2,797

Hypera S.A.*	105,758	861

JBS S.A.	182,636	1,438

Klabin S.A.	191,741	977

Localiza Rent a Car S.A.	159,166	2,046

Lojas Renner S.A.	252,146	1,463

Magazine Luiza S.A.*	739,600	1,064

Natura & Co. Holding S.A.*	225,501	1,235

Petro Rio S.A.*	194,100	977

Petroleo Brasileiro S.A.	975,834	7,241

Raia Drogasil S.A.	275,192	1,384

Rede D’Or Sao Luiz S.A.	103,100	1,085

Rumo S.A.*	347,994	1,358

Suzano S.A.	196,385	2,279

Telefonica Brasil S.A.	137,873	1,559

TIM S.A.*	222,195	641

TOTVS S.A.	138,355	1,062

Ultrapar Participacoes S.A.	184,548	553

Vale S.A.	1,076,813	21,604

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Brazil – 4.2% continued

Vibra Energia S.A.	297,200	$1,454

WEG S.A.	440,348	3,228

		82,614

Chile – 0.3%

Banco de Chile	12,070,365	1,292

Banco de Credito e Inversiones S.A.*	14,881	536

Banco Santander Chile	17,113,144	964

Cencosud S.A.	368,614	726

Cia Cervecerias Unidas S.A.	42,416	318

Empresas CMPC S.A.	269,838	500

Empresas COPEC S.A.	98,844	817

Enel Americas S.A.	6,129,482	740

Enel Chile S.A.	7,939,909	237

Falabella S.A.	196,558	628

		6,758

China – 27.5%

360 DigiTech, Inc. ADR	19,083	294

360 Security Technology, Inc., Class A*	112,500	176

37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	36,500	134

3SBio, Inc.*	355,000	288

51job, Inc. ADR*	6,953	407

AAC Technologies Holdings, Inc.	193,000	463

Addsino Co. Ltd., Class A	27,600	47

Advanced Micro-Fabrication Equipment, Inc. China, Class A*	10,146	185

AECC Aero-Engine Control Co. Ltd., Class A	19,700	72

AECC Aviation Power Co. Ltd., Class A	45,500	321

Agile Group Holdings Ltd.	336,000	169

Agricultural Bank of China Ltd., Class A	1,193,900	579

Agricultural Bank of China Ltd., Class H	6,852,367	2,628

Aier Eye Hospital Group Co. Ltd., Class A	73,715	363

Air China Ltd., Class A*	107,800	154

Air China Ltd., Class H*	512,705	357

Airtac International Group	35,765	1,153

Akeso, Inc.*	81,000	170

Alibaba Group Holding Ltd.*	3,981,080	54,490

A-Living Smart City Services Co. Ltd.	162,500	226

Aluminum Corp. of China Ltd., Class A*	210,100	191

Aluminum Corp. of China Ltd., Class H*	1,001,435	583

Angel Yeast Co. Ltd., Class A	14,100	92

See Notes to the Financial Statements.

EQUITY FUNDS   74   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Anhui Conch Cement Co. Ltd., Class A	67,500	$418

Anhui Conch Cement Co. Ltd., Class H	318,075	1,630

Anhui Gujing Distillery Co. Ltd., Class A	6,500	175

Anhui Gujing Distillery Co. Ltd., Class B	24,500	316

Anhui Honglu Steel Construction Group Co. Ltd., Class A	8,900	59

Anhui Kouzi Distillery Co. Ltd., Class A	9,600	81

Anhui Yingjia Distillery Co. Ltd., Class A	9,500	81

Anjoy Foods Group Co. Ltd., Class A	4,100	71

ANTA Sports Products Ltd.	283,632	3,540

Apeloa Pharmaceutical Co. Ltd., Class A	20,200	99

Asymchem Laboratories Tianjin Co. Ltd., Class A	4,100	236

Autel Intelligent Technology Corp. Ltd., Class A	5,492	33

Autobio Diagnostics Co. Ltd., Class A	8,550	65

Autohome, Inc. ADR	20,894	635

Avary Holding Shenzhen Co. Ltd., Class A	25,400	115

AVIC Electromechanical Systems Co. Ltd., Class A	56,100	95

AVIC Industry-Finance Holdings Co. Ltd., Class A	127,300	83

AviChina Industry & Technology Co. Ltd., Class H	651,313	360

AVICOPTER PLC, Class A	9,300	74

Baidu, Inc. ADR*	72,775	9,628

Bank of Beijing Co. Ltd., Class A	366,100	264

Bank of Changsha Co. Ltd., Class A	50,200	60

Bank of Chengdu Co. Ltd., Class A	30,100	71

Bank of China Ltd., Class A	441,300	227

Bank of China Ltd., Class H	20,832,652	8,365

Bank of Communications Co. Ltd., Class A	560,200	451

Bank of Communications Co. Ltd., Class H	2,224,117	1,596

Bank of Hangzhou Co. Ltd., Class A	102,020	226

Bank of Jiangsu Co. Ltd., Class A	233,044	258

Bank of Nanjing Co. Ltd., Class A	122,496	206

Bank of Ningbo Co. Ltd., Class A	106,650	626

Bank of Shanghai Co. Ltd., Class A	244,571	256

Baoshan Iron & Steel Co. Ltd., Class A	376,996	400

BBMG Corp., Class A	139,100	67

BeiGene Ltd. ADR*	12,303	2,320

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Beijing BDStar Navigation Co. Ltd., Class A*	11,600	$60

Beijing Capital International Airport Co. Ltd., Class H*	538,000	313

Beijing Dabeinong Technology Group Co. Ltd., Class A	76,900	105

Beijing Easpring Material Technology Co. Ltd., Class A	6,500	77

Beijing E-Hualu Information Technology Co. Ltd., Class A	11,160	37

Beijing Enlight Media Co. Ltd., Class A	44,100	57

Beijing Kingsoft Office Software, Inc., Class A	7,466	219

Beijing New Building Materials PLC, Class A	31,900	152

Beijing Originwater Technology Co. Ltd., Class A	56,200	53

Beijing Roborock Technology Co. Ltd., Class A	1,075	94

Beijing Shiji Information Technology Co. Ltd., Class A	22,400	70

Beijing Shunxin Agriculture Co. Ltd., Class A	14,500	53

Beijing Sinnet Technology Co. Ltd., Class A	23,000	48

Beijing Tiantan Biological Products Corp. Ltd., Class A	24,240	94

Beijing United Information Technology Co. Ltd., Class A	5,900	103

Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	6,600	289

Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A	4,100	83

Beijing-Shanghai High Speed Railway Co. Ltd., Class A	658,400	494

Betta Pharmaceuticals Co. Ltd., Class A	6,800	60

BGI Genomics Co. Ltd., Class A	7,800	99

Bilibili, Inc. ADR*	44,663	1,142

BOC International China Co. Ltd., Class A	30,800	65

BOE Technology Group Co. Ltd., Class A	579,500	391

BYD Co. Ltd., Class A	27,100	968

BYD Co. Ltd., Class H	216,199	6,142

BYD Electronic International Co. Ltd.	154,000	307

By-health Co. Ltd., Class A	27,200	91

C&S Paper Co. Ltd., Class A	22,500	42

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 75 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Caitong Securities Co. Ltd., Class A	61,700	$82

CanSino Biologics, Inc., Class A*	1,522	56

CanSino Biologics, Inc., Class H*	22,600	362

CECEP Solar Energy Co. Ltd., Class A	45,600	63

CECEP Wind-Power Corp., Class A	77,400	56

CGN Power Co. Ltd., Class H	2,831,000	739

Chacha Food Co. Ltd., Class A	8,700	73

Changchun High & New Technology Industry Group, Inc., Class A	6,800	179

Changjiang Securities Co. Ltd., Class A	81,800	80

Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	4,700	95

Chaozhou Three-Circle Group Co. Ltd., Class A	30,900	135

Chengtun Mining Group Co. Ltd., Class A	38,900	52

Chengxin Lithium Group Co. Ltd., Class A*	13,600	108

Chifeng Jilong Gold Mining Co. Ltd., Class A*	35,900	102

China Baoan Group Co. Ltd., Class A	42,500	75

China Bohai Bank Co. Ltd., Class H	837,500	139

China Cinda Asset Management Co. Ltd., Class H	2,400,000	409

China CITIC Bank Corp. Ltd., Class H	2,398,286	1,213

China Coal Energy Co. Ltd., Class H	549,000	411

China Communications Services Corp. Ltd., Class H	607,035	274

China Conch Venture Holdings Ltd.	423,500	1,239

China Construction Bank Corp., Class A	172,000	170

China Construction Bank Corp., Class H	25,218,693	18,944

China CSSC Holdings Ltd., Class A	73,600	200

China Eastern Airlines Corp. Ltd., Class A*	159,400	117

China Energy Engineering Corp. Ltd.*	538,600	206

China Everbright Bank Co. Ltd., Class A	685,500	356

China Everbright Bank Co. Ltd., Class H	843,000	319

China Evergrande Group	1,126,411	213

China Feihe Ltd.	889,000	876

China Galaxy Securities Co. Ltd., Class A	73,900	115

China Galaxy Securities Co. Ltd., Class H	934,000	522

China Great Wall Securities Co. Ltd., Class A	38,900	58

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

China Greatwall Technology Group Co. Ltd., Class A	57,400	$104

China Hongqiao Group Ltd.	578,000	767

China International Capital Corp. Ltd., Class A	19,600	128

China International Capital Corp. Ltd., Class H	388,000	861

China Jushi Co. Ltd., Class A	67,322	161

China Lesso Group Holdings Ltd.	242,000	292

China Life Insurance Co. Ltd., Class A	47,800	197

China Life Insurance Co. Ltd., Class H	1,948,544	2,974

China Literature Ltd.*	96,400	399

China Longyuan Power Group Corp. Ltd., Class H	876,473	1,987

China Medical System Holdings Ltd.	357,000	559

China Meidong Auto Holdings Ltd.	136,000	516

China Merchants Bank Co. Ltd., Class A	324,579	2,387

China Merchants Bank Co. Ltd., Class H	1,023,433	8,001

China Merchants Securities Co. Ltd., Class A	126,310	287

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	114,700	274

China Minmetals Rare Earth Co. Ltd., Class A	14,300	65

China Minsheng Banking Corp. Ltd., Class A	461,040	277

China Minsheng Banking Corp. Ltd., Class H	1,524,654	573

China Molybdenum Co. Ltd., Class A	293,400	240

China Molybdenum Co. Ltd., Class H	774,000	401

China National Building Material Co. Ltd., Class H	1,042,000	1,288

China National Chemical Engineering Co. Ltd., Class A	100,400	152

China National Medicines Corp. Ltd., Class A	12,900	60

China National Nuclear Power Co. Ltd., Class A	228,698	291

China Northern Rare Earth Group High-Tech Co. Ltd., Class A	48,600	294

China Oilfield Services Ltd., Class H	440,757	450

China Pacific Insurance Group Co. Ltd., Class A	95,300	343

China Pacific Insurance Group Co. Ltd., Class H	678,737	1,648

See Notes to the Financial Statements.

EQUITY FUNDS   76   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

China Petroleum & Chemical Corp., Class A	428,800	$292

China Petroleum & Chemical Corp., Class H	6,356,628	3,178

China Railway Group Ltd., Class A	266,300	253

China Railway Group Ltd., Class H	1,083,827	606

China Railway Signal & Communication Corp. Ltd., Class A	110,341	77

China Resources Microelectronics Ltd., Class A	17,447	150

China Resources Mixc Lifestyle Services Ltd.	138,000	679

China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	21,100	151

China Shenhua Energy Co. Ltd., Class A	91,000	426

China Shenhua Energy Co. Ltd., Class H	882,636	2,815

China Southern Airlines Co. Ltd., Class A*	176,800	170

China Southern Airlines Co. Ltd., Class H*	468,530	270

China State Construction Engineering Corp. Ltd., Class A	626,080	535

China Suntien Green Energy Corp. Ltd., Class H	473,000	266

China Three Gorges Renewables Group Co. Ltd., Class A	469,800	452

China Tourism Group Duty Free Corp. Ltd., Class A	28,600	734

China Tower Corp. Ltd., Class H	11,246,000	1,260

China TransInfo Technology Co. Ltd., Class A	27,400	46

China United Network Communications Ltd., Class A	473,700	266

China Vanke Co. Ltd., Class A	165,000	492

China Vanke Co. Ltd., Class H	445,772	1,003

China Yangtze Power Co. Ltd., Class A	349,900	1,209

China Zhenhua Group Science & Technology Co. Ltd., Class A	7,700	137

China Zheshang Bank Co. Ltd., Class A	275,100	143

Chinasoft International Ltd.*	610,000	502

Chindata Group Holdings Ltd. ADR*	24,364	154

Chongqing Brewery Co. Ltd., Class A*	7,500	126

Chongqing Changan Automobile Co. Ltd., Class A	104,160	185

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Chongqing Fuling Zhacai Group Co. Ltd., Class A	15,300	$78

Chongqing Rural Commercial Bank Co. Ltd., Class A	136,800	86

Chongqing Zhifei Biological Products Co. Ltd., Class A	22,400	486

CIFI Ever Sunshine Services Group Ltd.	214,000	287

CIFI Holdings Group Co. Ltd.	844,021	494

CITIC Ltd.	1,501,803	1,664

CITIC Securities Co. Ltd., Class A	177,145	580

CITIC Securities Co. Ltd., Class H	667,900	1,535

CNGR Advanced Material Co. Ltd., Class A	6,700	124

CNNC Hua Yuan Titanium Dioxide Co. Ltd., Class A	30,500	47

Contemporary Amperex Technology Co. Ltd., Class A	36,700	2,941

COSCO SHIPPING Development Co. Ltd., Class A	118,200	61

COSCO SHIPPING Energy Transportation Co. Ltd., Class A	59,600	60

COSCO SHIPPING Holdings Co. Ltd., Class A*	201,980	488

COSCO SHIPPING Holdings Co. Ltd., Class H*	877,150	1,519

Country Garden Holdings Co. Ltd.	2,087,886	1,592

Country Garden Services Holdings Co. Ltd.	530,000	2,252

CRRC Corp. Ltd., Class A	402,600	342

CRRC Corp. Ltd., Class H	1,162,000	464

CSC Financial Co. Ltd., Class A	73,400	268

CSPC Pharmaceutical Group Ltd.	2,355,360	2,701

Daan Gene Co. Ltd., Class A	24,160	71

Dada Nexus Ltd. ADR*	16,875	154

Dali Foods Group Co. Ltd.	593,000	310

Daqin Railway Co. Ltd., Class A	235,100	254

Daqo New Energy Corp. ADR*	14,351	593

DaShenLin Pharmaceutical Group Co. Ltd., Class A	15,120	71

DHC Software Co. Ltd., Class A	53,500	60

DiDi Global, Inc. ADR*	44,668	112

Do-Fluoride New Materials Co. Ltd., Class A	11,200	69

Dong-E-E-Jiao Co. Ltd., Class A	11,200	60

Dongfang Electric Corp. Ltd., Class A	42,400	90

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 77 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Dongfeng Motor Group Co. Ltd., Class H	707,169	$530

Dongxing Securities Co. Ltd., Class A	35,200	54

Dongyue Group Ltd.	401,000	544

East Money Information Co. Ltd., Class A	170,084	673

Ecovacs Robotics Co. Ltd., Class A	7,800	132

ENN Energy Holdings Ltd.	207,479	3,092

ENN Natural Gas Co. Ltd., Class A	31,600	88

Eve Energy Co. Ltd., Class A	32,596	410

Everbright Securities Co. Ltd., Class A	65,098	127

Fangda Carbon New Material Co. Ltd., Class A	55,582	74

FAW Jiefang Group Co. Ltd., Class A	49,000	67

Fiberhome Telecommunication Technologies Co. Ltd., Class A	23,200	55

First Capital Securities Co. Ltd., Class A	72,300	66

Flat Glass Group Co. Ltd., Class A	20,100	142

Flat Glass Group Co. Ltd., Class H	92,000	354

Focus Media Information Technology Co. Ltd., Class A	248,400	238

Foshan Haitian Flavouring & Food Co. Ltd., Class A	56,824	781

Fosun International Ltd.	673,865	730

Founder Securities Co. Ltd., Class A	133,500	141

Foxconn Industrial Internet Co. Ltd., Class A	121,600	194

Fujian Sunner Development Co. Ltd., Class A*	25,600	80

Fuyao Glass Industry Group Co. Ltd., Class A	34,392	192

Fuyao Glass Industry Group Co. Ltd., Class H	164,400	671

Ganfeng Lithium Co. Ltd., Class A	18,800	370

Ganfeng Lithium Co. Ltd., Class H	64,000	906

G-bits Network Technology Xiamen Co. Ltd., Class A	1,300	73

GCL System Integration Technology Co. Ltd., Class A*	78,000	44

GD Power Development Co. Ltd., Class A	268,600	106

GDS Holdings Ltd. ADR*	22,135	869

GEM Co. Ltd., Class A	78,800	104

Gemdale Corp., Class A	77,700	175

Genscript Biotech Corp.*	312,000	982

GF Securities Co. Ltd., Class A	98,593	271

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

GF Securities Co. Ltd., Class H	311,800	$440

Giant Network Group Co. Ltd., Class A	39,100	62

Gigadevice Semiconductor Beijing, Inc., Class A	10,780	238

Ginlong Technologies Co. Ltd., Class A	3,900	128

GoerTek, Inc., Class A	56,900	307

GOME Retail Holdings Ltd.*	2,126,970	132

Gotion High-tech Co. Ltd., Class A*	27,200	146

Great Wall Motor Co. Ltd., Class A	34,400	147

Great Wall Motor Co. Ltd., Class H	791,796	1,262

Gree Electric Appliances, Inc. of Zhuhai, Class A	47,100	239

Greenland Holdings Corp. Ltd., Class A	160,125	136

Greentown China Holdings Ltd.	192,500	349

Greentown Service Group Co. Ltd.	414,000	414

GRG Banking Equipment Co. Ltd., Class A	41,400	69

Guangdong Haid Group Co. Ltd., Class A	27,200	235

Guangdong Kinlong Hardware Products Co. Ltd., Class A	6,400	108

Guanghui Energy Co. Ltd., Class A*	102,200	132

Guangzhou Automobile Group Co. Ltd., Class H	785,664	651

Guangzhou Baiyunshan

Pharmaceutical Holdings Co. Ltd., Class A	21,900	108

Guangzhou Haige Communications Group, Inc. Co., Class A	35,000	56

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	7,000	81

Guangzhou R&F Properties Co. Ltd., Class H	485,214	171

Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	11,900	120

Guangzhou Tinci Materials Technology Co. Ltd., Class A	14,240	209

Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A	61,965	78

Guolian Securities Co. Ltd., Class A	33,300	69

Guosen Securities Co. Ltd., Class A	104,800	163

Guotai Junan Securities Co. Ltd., Class A	121,400	299

Guoyuan Securities Co. Ltd., Class A	79,560	89

Haidilao International Holding Ltd.	302,000	587

Haier Smart Home Co. Ltd., Class A	101,597	367

See Notes to the Financial Statements.

EQUITY FUNDS   78   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Haier Smart Home Co. Ltd., Class H	590,200	$1,909

Haitian International Holdings Ltd.	180,000	466

Haitong Securities Co. Ltd., Class A	166,200	269

Haitong Securities Co. Ltd., Class H	726,433	553

Hang Zhou Great Star Industrial Co. Ltd., Class A*	19,900	52

Hangzhou First Applied Material Co. Ltd., Class A	15,060	267

Hangzhou Oxygen Plant Group Co. Ltd., Class A	16,400	74

Hangzhou Robam Appliances Co. Ltd., Class A	16,300	75

Hangzhou Silan Microelectronics Co. Ltd., Class A	22,900	174

Hangzhou Tigermed Consulting Co. Ltd., Class A	6,400	108

Hangzhou Tigermed Consulting Co. Ltd., Class H	32,000	386

Hansoh Pharmaceutical Group Co. Ltd.	314,000	523

Hefei Meiya Optoelectronic Technology, Inc., Class A	9,700	41

Heilongjiang Agriculture Co. Ltd., Class A	30,600	73

Hello Group, Inc. ADR	42,297	244

Henan Shuanghui Investment & Development Co. Ltd., Class A	49,100	225

Hengan International Group Co. Ltd.	155,398	717

Hengli Petrochemical Co. Ltd., Class A	99,660	325

Hengtong Optic-electric Co. Ltd., Class A	26,700	54

Hengyi Petrochemical Co. Ltd., Class A	57,330	77

Hesteel Co. Ltd., Class A	142,400	53

Hithink RoyalFlush Information Network Co. Ltd., Class A	9,300	140

Hongfa Technology Co. Ltd., Class A	12,800	95

Hoshine Silicon Industry Co. Ltd., Class A	6,800	112

Hua Hong Semiconductor Ltd.*	142,000	599

Huadian Power International Corp. Ltd., Class A	121,800	68

Huadong Medicine Co. Ltd., Class A	32,720	171

Huafon Chemical Co. Ltd., Class A	78,500	112

Huagong Tech Co. Ltd., Class A	17,300	55

Hualan Biological Engineering, Inc., Class A	34,070	109

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Huaneng Power International, Inc., Class A	126,200	$136

Huaneng Power International, Inc., Class H	950,501	404

Huatai Securities Co. Ltd., Class A	126,600	295

Huatai Securities Co. Ltd., Class H	400,200	614

Huaxi Securities Co. Ltd., Class A	45,200	60

Huaxia Bank Co. Ltd., Class A	206,490	181

Huaxin Cement Co. Ltd., Class A	23,400	73

Huayu Automotive Systems Co. Ltd., Class A	54,500	171

Huazhu Group Ltd. ADR	45,889	1,514

Hubei Xingfa Chemicals Group Co. Ltd., Class A	17,300	90

Huizhou Desay Sv Automotive Co. Ltd., Class A	7,900	156

Humanwell Healthcare Group Co. Ltd., Class A	29,700	81

Hunan Valin Steel Co. Ltd., Class A	105,500	91

Hundsun Technologies, Inc., Class A	25,389	177

Hygeia Healthcare Holdings Co. Ltd.	93,000	361

Iflytek Co. Ltd., Class A	39,900	292

I-Mab ADR*	10,459	170

Imeik Technology Development Co. Ltd., Class A	3,000	223

Industrial & Commercial Bank of China Ltd., Class A	999,800	751

Industrial & Commercial Bank of China Ltd., Class H	14,795,023	9,069

Industrial Bank Co. Ltd., Class A	335,300	1,090

Industrial Securities Co. Ltd., Class A	90,200	109

Ingenic Semiconductor Co. Ltd., Class A	7,600	109

Inner Mongolia BaoTou Steel Union Co. Ltd., Class A*	743,000	260

Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	131,000	94

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	104,400	606

Inner Mongolia Yuan Xing Energy Co. Ltd., Class A*	53,900	83

Innovent Biologics, Inc.*	294,500	992

Inspur Electronic Information Industry Co. Ltd., Class A	23,456	100

Intco Medical Technology Co. Ltd., Class A	8,850	64

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 79 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

iQIYI, Inc. ADR*	60,573	$275

JA Solar Technology Co. Ltd., Class A	26,500	327

Jafron Biomedical Co. Ltd., Class A	13,500	96

Jason Furniture Hangzhou Co. Ltd., Class A	10,600	102

JCET Group Co. Ltd., Class A	27,100	105

JD Health International, Inc.*	81,750	497

JD.com, Inc., Class A*	530,316	15,532

Jiangsu Eastern Shenghong Co. Ltd., Class A	54,800	122

Jiangsu Expressway Co. Ltd., Class H	344,000	360

Jiangsu Hengli Hydraulic Co. Ltd., Class A	21,868	179

Jiangsu Hengrui Medicine Co. Ltd., Class A	92,885	538

Jiangsu King’s Luck Brewery JSC Ltd., Class A	17,800	118

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	24,600	522

Jiangsu Yangnong Chemical Co. Ltd., Class A	5,300	100

Jiangsu Yoke Technology Co. Ltd., Class A	7,700	62

Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	19,800	87

Jiangsu Zhongtian Technology Co. Ltd., Class A	52,400	139

Jiangxi Copper Co. Ltd., Class A	33,099	100

Jiangxi Copper Co. Ltd., Class H	265,000	442

Jiangxi Zhengbang Technology Co. Ltd., Class A	52,600	64

Jinke Properties Group Co. Ltd., Class A	89,000	69

Jinxin Fertility Group Ltd.*	356,000	272

JiuGui Liquor Co. Ltd., Class A	5,500	127

Jiumaojiu International Holdings Ltd.	161,000	343

Joincare Pharmaceutical Group Industry Co. Ltd., Class A	34,700	67

Joinn Laboratories China Co. Ltd., Class A	5,320	96

Jointown Pharmaceutical Group Co. Ltd., Class A	23,300	49

Jonjee Hi-Tech Industrial And

Commercial Holding Co. Ltd., Class A	15,400	68

Juewei Food Co. Ltd., Class A	11,600	77

Kanzhun Ltd. ADR*	23,038	574

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

KE Holdings, Inc. ADR*	90,430	$1,119

Kingdee International Software Group Co. Ltd.*	666,000	1,470

Kingfa Sci & Tech Co. Ltd., Class A	43,600	67

Kingsoft Cloud Holdings Ltd. ADR*	29,214	177

Kingsoft Corp. Ltd.	260,103	839

Kuaishou Technology*	122,000	1,136

Kuang-Chi Technologies Co. Ltd., Class A*	35,800	97

Kunlun Tech Co. Ltd., Class A	19,700	52

Kweichow Moutai Co. Ltd., Class A	19,795	5,340

KWG Group Holdings Ltd.	378,500	155

Lakala Payment Co. Ltd., Class A	20,200	75

Laobaixing Pharmacy Chain JSC, Class A	7,840	45

LB Group Co. Ltd., Class A	43,700	159

Lenovo Group Ltd.	1,890,000	2,050

Lens Technology Co. Ltd., Class A	86,300	158

Lepu Medical Technology Beijing Co. Ltd., Class A	32,100	102

Leyard Optoelectronic Co. Ltd., Class A	43,700	49

Li Auto, Inc. ADR*	145,729	3,761

Li Ning Co. Ltd.	618,000	5,297

Lingyi iTech Guangdong Co., Class A*	118,000	94

Livzon Pharmaceutical Group, Inc., Class A	10,600	64

Logan Group Co. Ltd.	383,000	108

Longfor Group Holdings Ltd.	478,231	2,440

LONGi Green Energy Technology Co. Ltd., Class A	82,922	936

Lufax Holding Ltd. ADR*	147,862	824

Luoyang Xinqianglian Slewing Bearing Co. Ltd., Class A	2,400	43

Luxi Chemical Group Co. Ltd., Class A	31,300	88

Luxshare Precision Industry Co. Ltd., Class A	113,705	565

Luzhou Laojiao Co. Ltd., Class A	23,600	688

Mango Excellent Media Co. Ltd., Class A	29,570	144

Maxscend Microelectronics Co. Ltd., Class A	5,700	188

Meinian Onehealth Healthcare

Holdings Co. Ltd., Class A*	74,176	69

Meituan, Class B*	1,073,200	21,148

Metallurgical Corp. of China Ltd., Class A	307,400	181

See Notes to the Financial Statements.

EQUITY FUNDS    80   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Mianyang Fulin Precision Co. Ltd., Class A*	10,100	$34

Microport Scientific Corp.	181,000	408

Ming Yang Smart Energy Group Ltd., Class A	32,200	112

Ming Yuan Cloud Group Holdings Ltd.*	157,000	214

Minth Group Ltd.	202,000	495

Montage Technology Co. Ltd., Class A	18,100	191

Muyuan Foods Co. Ltd., Class A	79,078	705

Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	20,904	103

Nanjing Securities Co. Ltd., Class A	54,800	71

NARI Technology Co. Ltd., Class A	77,902	383

National Silicon Industry Group Co. Ltd., Class A*	33,524	115

NAURA Technology Group Co. Ltd., Class A	8,500	364

NavInfo Co. Ltd., Class A*	33,500	73

NetEase, Inc.	543,675	9,801

New China Life Insurance Co. Ltd., Class A	35,900	199

New China Life Insurance Co. Ltd., Class H	226,752	631

New Hope Liuhe Co. Ltd., Class A*	72,400	193

New Oriental Education & Technology Group, Inc. ADR*	356,128	410

Ninestar Corp., Class A	20,400	137

Ningbo Joyson Electronic Corp., Class A	21,800	48

Ningbo Ronbay New Energy

Technology Co. Ltd., Class A	7,198	145

Ningbo Shanshan Co. Ltd., Class A	35,500	155

Ningbo Tuopu Group Co. Ltd., Class A	18,100	160

Ningxia Baofeng Energy Group Co. Ltd., Class A	103,300	241

NIO, Inc. ADR*	344,519	7,252

Noah Holdings Ltd. ADR*	9,530	224

Nongfu Spring Co. Ltd., Class H	462,200	2,454

North Industries Group Red Arrow Co. Ltd., Class A*	21,100	74

Northeast Securities Co. Ltd., Class A	40,300	49

Offshore Oil Engineering Co. Ltd., Class A	50,500	34

OFILM Group Co. Ltd., Class A*	45,000	50

Oppein Home Group, Inc., Class A	8,620	159

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Orient Securities Co. Ltd., Class A	102,687	$176

Ovctek China, Inc., Class A	16,100	92

Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A*	131,000	77

People’s Insurance Co. Group of China (The) Ltd., Class A	103,700	75

People’s Insurance Co. Group of China (The) Ltd., Class H	2,199,535	720

Perfect World Co. Ltd., Class A	33,450	67

PetroChina Co. Ltd., Class A	371,700	322

PetroChina Co. Ltd., Class H	5,533,438	2,834

PharmaBlock Sciences Nanjing, Inc., Class A	2,900	44

Pharmaron Beijing Co. Ltd., Class A	11,300	209

Pharmaron Beijing Co. Ltd., Class H	34,900	422

PICC Property & Casualty Co. Ltd., Class H	1,795,359	1,832

Pinduoduo, Inc. ADR*	115,030	4,614

Ping An Bank Co. Ltd., Class A	310,900	752

Ping An Healthcare and Technology Co. Ltd.*	97,300	254

Ping An Insurance Group Co. of China Ltd., Class A	172,935	1,308

Ping An Insurance Group Co. of China Ltd., Class H	1,660,406	11,715

Poly Developments and Holdings Group Co. Ltd., Class A	171,100	477

Postal Savings Bank of China Co. Ltd., Class A	351,500	298

Postal Savings Bank of China Co. Ltd., Class H	2,055,000	1,659

Power Construction Corp. of China Ltd., Class A	205,400	234

Powerlong Real Estate Holdings Ltd.	410,000	108

Qingdao Rural Commercial Bank Corp., Class A	80,300	45

Raytron Technology Co. Ltd., Class A	7,223	51

RiseSun Real Estate Development Co. Ltd., Class A	74,300	52

Riyue Heavy Industry Co. Ltd., Class A	15,700	51

RLX Technology, Inc. ADR*	133,086	238

Rongsheng Petro Chemical Co. Ltd., Class A	172,500	386

SAIC Motor Corp. Ltd., Class A	126,993	339

Sailun Group Co. Ltd., Class A	51,700	80

Sangfor Technologies, Inc., Class A	6,700	117

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 81 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Sany Heavy Equipment International Holdings Co. Ltd.	311,000	$324

Sany Heavy Industry Co. Ltd., Class A	144,500	397

Satellite Chemical Co. Ltd., Class A	29,540	183

SDIC Capital Co. Ltd., Class A	102,752	114

SDIC Power Holdings Co. Ltd., Class A	114,300	168

Sealand Securities Co. Ltd., Class A	95,440	56

Seazen Group Ltd.*	457,714	244

Seazen Holdings Co. Ltd., Class A	38,194	191

SF Holding Co. Ltd., Class A	77,600	554

SG Micro Corp., Class A	3,900	199

Shaanxi Coal Industry Co. Ltd., Class A	150,300	389

Shandong Buchang Pharmaceuticals Co. Ltd., Class A	19,856	74

Shandong Gold Mining Co. Ltd., Class A	60,137	203

Shandong Gold Mining Co. Ltd., Class H	172,500	344

Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	36,140	185

Shandong Linglong Tyre Co. Ltd., Class A	17,500	61

Shandong Nanshan Aluminum Co. Ltd., Class A	188,800	120

Shandong Sun Paper Industry JSC Ltd., Class A	53,800	96

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	667,316	711

Shanghai Bairun Investment Holding Group Co. Ltd., Class A	12,600	71

Shanghai Baosight Software Co. Ltd., Class A	18,500	141

Shanghai Baosight Software Co. Ltd., Class B	100,300	407

Shanghai Construction Group Co. Ltd., Class A	174,100	89

Shanghai Electric Group Co. Ltd., Class A	161,200	102

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	35,500	298

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	129,000	628

Shanghai Friendess Electronic Technology Corp. Ltd., Class A	1,162	55

Shanghai International Airport Co. Ltd., Class A*	15,800	121

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Shanghai International Port Group Co. Ltd., Class A	149,900	$129

Shanghai Jahwa United Co. Ltd., Class A	11,500	62

Shanghai Jinjiang International Hotels Co. Ltd., Class A	13,800	108

Shanghai Junshi Biosciences Co. Ltd., Class A*	9,421	129

Shanghai Lingang Holdings Corp. Ltd., Class A	20,880	46

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	305,401	286

Shanghai M&G Stationery, Inc., Class A	15,800	121

Shanghai Medicilon, Inc., Class A	870	62

Shanghai Pharmaceuticals Holding Co. Ltd., Class A	29,500	113

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	220,947	425

Shanghai Pudong Development Bank Co. Ltd., Class A	428,192	539

Shanghai Putailai New Energy Technology Co. Ltd., Class A	11,480	252

Shanghai RAAS Blood Products Co. Ltd., Class A	94,600	89

Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	54,500	87

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	23,500	51

Shanxi Coking Coal Energy Group Co. Ltd., Class A	56,420	110

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	54,400	143

Shanxi Meijin Energy Co. Ltd., Class A*	81,300	163

Shanxi Securities Co. Ltd., Class A	48,230	43

Shanxi Taigang Stainless Steel Co. Ltd., Class A	91,300	96

Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	19,660	787

Shenghe Resources Holding Co. Ltd., Class A	30,200	80

Shengyi Technology Co. Ltd., Class A	41,800	106

Shennan Circuits Co. Ltd., Class A	9,380	133

Shenwan Hongyuan Group Co. Ltd., Class A	387,900	267

Shenzhen Capchem Technology Co. Ltd., Class A	7,200	92

See Notes to the Financial Statements.

EQUITY FUNDS    82   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Shenzhen Energy Group Co. Ltd., Class A	63,055	$64

Shenzhen Goodix Technology Co. Ltd., Class A	7,700	86

Shenzhen Inovance Technology Co. Ltd., Class A	43,800	392

Shenzhen Kaifa Technology Co. Ltd., Class A	31,600	56

Shenzhen Kangtai Biological Products Co. Ltd., Class A	11,500	168

Shenzhen Kedali Industry Co. Ltd., Class A	3,400	79

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	19,700	951

Shenzhen MTC Co. Ltd., Class A*	77,000	44

Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	9,800	52

Shenzhen Overseas Chinese Town Co. Ltd., Class A	154,400	178

Shenzhen S.C. New Energy Technology Corp., Class A	5,300	61

Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A*	18,000	62

Shenzhen Senior Technology Material Co. Ltd., Class A	11,500	68

Shenzhen Sunlord Electronics Co. Ltd., Class A	13,700	55

Shenzhen Sunway Communication Co. Ltd., Class A	15,400	43

Shenzhen Transsion Holdings Co. Ltd., Class A	10,391	156

Shenzhou International Group Holdings Ltd.	216,900	2,893

Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	26,740	141

Shimao Services Holdings Ltd.	267,000	142

Sichuan Chuantou Energy Co. Ltd., Class A	55,300	93

Sichuan Hebang Biotechnology Co. Ltd., Class A*	135,700	75

Sichuan Kelun Pharmaceutical Co. Ltd., Class A	29,000	79

Sichuan New Energy Power Co. Ltd.*	18,700	57

Sichuan Road & Bridge Co. Ltd., Class A	82,000	135

Sichuan Swellfun Co. Ltd., Class A	8,400	109

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Sichuan Yahua Industrial Group Co. Ltd., Class A	17,300	$78

Sieyuan Electric Co. Ltd., Class A	11,000	57

Silergy Corp.	21,000	2,474

Sinolink Securities Co. Ltd., Class A	48,400	73

Sinoma Science & Technology Co. Ltd., Class A	26,300	100

Sinopec Shanghai Petrochemical Co. Ltd., Class A	144,100	79

Sinopharm Group Co. Ltd., Class H	360,314	819

Sinotrans Ltd., Class A	75,400	47

Sinotruk Hong Kong Ltd.	194,500	296

Skshu Paint Co. Ltd., Class A	6,300	88

Smoore International Holdings Ltd.	456,000	1,087

Songcheng Performance Development Co. Ltd., Class A	43,200	89

SooChow Securities Co. Ltd., Class A	87,243	103

Southwest Securities Co. Ltd., Class A	103,600	71

StarPower Semiconductor Ltd., Class A	2,600	157

Sunac China Holdings Ltd.	889,000	515

Sunac Services Holdings Ltd.	294,000	180

Sungrow Power Supply Co. Ltd., Class A	20,100	336

Suning.com Co. Ltd., Class A*	149,100	81

Sunny Optical Technology Group Co. Ltd.	187,025	2,996

Sunwoda Electronic Co. Ltd., Class A	28,500	122

Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	30,300	89

Suzhou Maxwell Technologies Co. Ltd., Class A	1,800	148

Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A	9,200	103

TAL Education Group ADR*	116,137	350

TBEA Co. Ltd., Class A	69,000	220

TCL Technology Group Corp., Class A	244,900	188

Tencent Holdings Ltd.	1,511,089	71,286

Tencent Music Entertainment Group ADR*	162,644	792

Thunder Software Technology Co. Ltd., Class A	7,200	112

Tianfeng Securities Co. Ltd., Class A	141,800	77

Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	12,200	67

Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	43,400	290

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 83 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Tianma Microelectronics Co. Ltd., Class A	25,400	$42

Tianshan Aluminum Group Co. Ltd., Class A	73,000	88

Tianshui Huatian Technology Co. Ltd., Class A	57,200	94

Tibet Summit Resources Co. Ltd., Class A	13,100	54

Tingyi Cayman Islands Holding Corp.	532,435	893

Titan Wind Energy Suzhou Co. Ltd., Class A	26,600	55

Toly Bread Co. Ltd., Class A	12,880	41

Tongcheng Travel Holdings Ltd.*	220,000	390

TongFu Microelectronics Co. Ltd., Class A	22,400	58

Tongkun Group Co. Ltd., Class A	41,600	114

Tongling Nonferrous Metals Group Co. Ltd., Class A	75,600	44

Tongwei Co. Ltd., Class A	70,800	472

Topchoice Medical Corp., Class A*	5,400	121

Topsec Technologies Group, Inc., Class A	19,900	35

Topsports International Holdings Ltd.	337,000	280

Transfar Zhilian Co. Ltd., Class A	41,000	41

TravelSky Technology Ltd., Class H	239,000	343

Trina Solar Co. Ltd., Class A	28,013	259

Trip.com Group Ltd. ADR*	133,731	3,092

Tsingtao Brewery Co. Ltd., Class A	12,800	159

Tsingtao Brewery Co. Ltd., Class H	139,767	1,106

Unigroup Guoxin Microelectronics Co. Ltd., Class A	10,400	334

Uni-President China Holdings Ltd.	340,000	296

Unisplendour Corp. Ltd., Class A	48,048	148

Universal Scientific Industrial Shanghai Co. Ltd., Class A	27,800	53

Venus MedTech Hangzhou, Inc., Class H*	61,500	127

Vipshop Holdings Ltd. ADR*	120,699	1,086

Walvax Biotechnology Co. Ltd., Class A	27,100	233

Wanhua Chemical Group Co. Ltd., Class A	49,900	633

Want Want China Holdings Ltd.	1,196,870	1,105

Weibo Corp. ADR*	17,775	436

Weichai Power Co. Ltd., Class A	101,700	213

Weichai Power Co. Ltd., Class H	480,812	756

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Weihai Guangwei Composites Co. Ltd., Class A	8,900	$83

Weimob, Inc.*	493,000	321

Wens Foodstuffs Group Co. Ltd., Class A	81,100	281

Western Securities Co. Ltd., Class A	61,100	69

Western Superconducting Technologies Co. Ltd., Class A	6,181	84

Westone Information Industry, Inc., Class A	12,900	92

Will Semiconductor Co. Ltd. Shanghai, Class A	12,100	364

Wingtech Technology Co. Ltd., Class A	19,400	246

Winning Health Technology Group Co. Ltd., Class A	43,030	63

Wuchan Zhongda Group Co. Ltd., Class A	67,000	56

Wuhan Guide Infrared Co. Ltd., Class A	41,174	110

Wuhu Token Science Co. Ltd., Class A	42,000	54

Wuliangye Yibin Co. Ltd., Class A	59,500	1,446

WUS Printed Circuit Kunshan Co. Ltd., Class A	37,180	77

WuXi AppTec Co. Ltd., Class A	41,192	723

WuXi AppTec Co. Ltd., Class H	90,711	1,419

Wuxi Biologics Cayman, Inc.*	940,000	7,625

Wuxi Lead Intelligent Equipment Co. Ltd., Class A	12,480	114

Wuxi Shangji Automation Co. Ltd., Class A	4,700	101

XCMG Construction Machinery Co.

Ltd., Class A	89,400	72

Xiamen C & D, Inc., Class A	45,000	90

Xiamen Faratronic Co. Ltd., Class A	3,200	101

Xiamen Intretech, Inc., Class A	13,260	51

Xiamen Tungsten Co. Ltd., Class A	24,200	70

Xiaomi Corp., Class B*	3,736,000	6,571

Xinjiang Goldwind Science & Technology Co. Ltd., Class A	63,800	131

Xinjiang Goldwind Science & Technology Co. Ltd., Class H	219,836	330

Xinjiang Zhongtai Chemical Co. Ltd., Class A	38,600	55

Xinyi Solar Holdings Ltd.	1,274,318	2,239

XPeng, Inc. ADR*	102,406	2,825

Yadea Group Holdings Ltd.	310,000	477

See Notes to the Financial Statements.

EQUITY FUNDS    84   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Yankuang Energy Group Co. Ltd., Class A	39,100	$235

Yankuang Energy Group Co. Ltd., Class H	405,138	1,197

Yantai Eddie Precision Machinery Co. Ltd., Class A	14,140	53

Yantai Jereh Oilfield Services Group Co. Ltd., Class A	17,100	113

Yealink Network Technology Corp. Ltd., Class A	14,400	176

Yifeng Pharmacy Chain Co. Ltd., Class A	13,156	83

Yihai International Holding Ltd.*	105,000	299

Yihai Kerry Arawana Holdings Co. Ltd., Class A	21,600	168

Yintai Gold Co. Ltd., Class A	20,100	30

Yonghui Superstores Co. Ltd., Class A	165,300	110

YongXing Special Materials Technology Co. Ltd., Class A	6,200	115

Yonyou Network Technology Co. Ltd., Class A	56,835	204

Youngor Group Co. Ltd., Class A	86,300	92

Youngy Co. Ltd., Class A*	3,700	66

YTO Express Group Co. Ltd., Class A	54,800	149

Yuan Longping High-tech Agriculture Co. Ltd., Class A*	19,100	58

Yum China Holdings, Inc.	112,270	4,664

Yunda Holding Co. Ltd., Class A	41,450	114

Yunnan Aluminium Co. Ltd., Class A*	53,200	114

Yunnan Baiyao Group Co. Ltd., Class A	21,500	277

Yunnan Energy New Material Co. Ltd., Class A	14,200	488

Yunnan Tin Co. Ltd., Class A*	22,300	73

Zai Lab Ltd. ADR*	18,644	820

Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	9,493	472

Zhefu Holding Group Co. Ltd., Class A	87,100	73

Zhejiang Century Huatong Group Co. Ltd., Class A*	145,460	143

Zhejiang China Commodities City Group Co. Ltd., Class A	91,300	72

Zhejiang Chint Electrics Co. Ltd., Class A	36,494	227

Zhejiang Dahua Technology Co. Ltd., Class A	48,500	126

Zhejiang Dingli Machinery Co. Ltd., Class A	8,340	59

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

Zhejiang Expressway Co. Ltd., Class H	397,294	$333

Zhejiang HangKe Technology, Inc. Co., Class A	6,423	57

Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	23,210	77

Zhejiang Huayou Cobalt Co. Ltd., Class A	15,650	240

Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	22,000	206

Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	14,000	107

Zhejiang Juhua Co. Ltd., Class A	47,200	97

Zhejiang Longsheng Group Co. Ltd., Class A	50,800	87

Zhejiang NHU Co. Ltd., Class A	44,040	219

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	27,820	72

Zhejiang Semir Garment Co. Ltd., Class A	38,700	41

Zhejiang Supor Co. Ltd., Class A	9,400	74

Zhejiang Weiming Environment Protection Co. Ltd., Class A	14,000	64

Zhejiang Weixing New Building Materials Co. Ltd., Class A	27,000	87

Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	10,100	62

Zhejiang Yongtai Technology Co. Ltd., Class A*	13,500	80

Zheshang Securities Co. Ltd., Class A	76,400	126

ZhongAn Online P&C Insurance Co. Ltd., Class H*	111,000	375

Zhongji Innolight Co. Ltd., Class A	15,400	76

Zhongsheng Group Holdings Ltd.	162,500	1,144

Zhongtai Securities Co. Ltd., Class A	93,800	120

Zhuzhou CRRC Times Electric Co. Ltd.	147,674	574

Zhuzhou Hongda Electronics Corp. Ltd., Class A	5,400	57

Zhuzhou Kibing Group Co. Ltd., Class A	46,600	96

Zibo Qixiang Tengda Chemical Co. Ltd., Class A	40,400	54

Zijin Mining Group Co. Ltd., Class A	291,600	516

Zijin Mining Group Co. Ltd., Class H	1,486,162	2,276

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	111,600	116

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	392,400	248

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 85 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

China – 27.5% continued

ZTE Corp., Class A	67,500	$252

ZTE Corp., Class H	202,517	412

ZTO Express Cayman, Inc. ADR	113,999	2,850

		535,438

Colombia – 0.2%

Bancolombia S.A.	63,837	734

Ecopetrol S.A.	1,293,866	1,213

Grupo de Inversiones Suramericana S.A.	42,765	404

Interconexion Electrica S.A. ESP	119,618	770

		3,121

Czech Republic – 0.2%

CEZ A.S.	43,224	1,812

Komercni Banka A.S.	21,039	814

Moneta Money Bank A.S.	77,906	316

		2,942

Egypt – 0.1%

Commercial International Bank Egypt S.A.E.*	453,271	1,145

Eastern Co. S.A.E.	290,572	191

Fawry for Banking & Payment Technology Services S.A.E.*	144,246	78

		1,414

Greece – 0.2%

Alpha Services and Holdings S.A.*	591,147	726

Eurobank Ergasias Services and Holdings S.A.*	630,688	738

FF Group(2) *	18,664	—

Hellenic Telecommunications Organization S.A.	60,750	1,099

JUMBO S.A.	30,173	449

OPAP S.A.	52,383	762

Public Power Corp. S.A.*	59,380	497

		4,271

Hong Kong – 1.9%

Alibaba Health Information Technology Ltd.*	1,086,000	698

Alibaba Pictures Group Ltd.*	3,380,000	279

Beijing Enterprises Holdings Ltd.	140,771	445

Beijing Enterprises Water Group Ltd.	1,151,886	353

Bosideng International Holdings Ltd.	734,000	341

Brilliance China Automotive Holdings Ltd.*	869,944	400

China Education Group Holdings Ltd.	261,000	225

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Hong Kong – 1.9% continued

China Everbright Environment Group Ltd.	882,629	$532

China Gas Holdings Ltd.	773,095	987

China Huishan Dairy Holdings Co. Ltd.(2)*	1,922,380	—

China Jinmao Holdings Group Ltd.	1,497,791	442

China Mengniu Dairy Co. Ltd.*	829,870	4,456

China Merchants Port Holdings Co. Ltd.	400,329	723

China Overseas Land & Investment Ltd.	1,004,695	2,993

China Overseas Property Holdings Ltd.	375,000	444

China Power International Development Ltd.	1,340,000	707

China Resources Beer Holdings Co. Ltd.	382,948	2,337

China Resources Cement Holdings Ltd.	628,000	522

China Resources Gas Group Ltd.	249,958	1,057

China Resources Land Ltd.	843,432	3,910

China Resources Power Holdings Co. Ltd.	477,735	890

China Ruyi Holdings Ltd.*	788,000	212

China State Construction International Holdings Ltd.	495,600	660

China Taiping Insurance Holdings Co. Ltd.	441,904	538

China Traditional Chinese Medicine Holdings Co. Ltd.	618,000	322

COSCO SHIPPING Ports Ltd.	502,821	390

Far East Horizon Ltd.	472,000	421

Geely Automobile Holdings Ltd.	1,545,641	2,425

Guangdong Investment Ltd.	790,514	1,079

Hopson Development Holdings Ltd.	204,600	387

Huabao International Holdings Ltd.	257,000	142

HUTCHMED China Ltd. ADR*	23,480	444

Kingboard Holdings Ltd.	161,500	782

Kingboard Laminates Holdings Ltd.	267,000	438

Kunlun Energy Co. Ltd.	1,049,230	908

Lee & Man Paper Manufacturing Ltd.	362,000	188

Nine Dragons Paper Holdings Ltd.	467,923	407

Shanghai Industrial Urban Development Group Ltd.(3)	1	—

Shenzhen International Holdings Ltd.	309,274	326

Shimao Group Holdings Ltd.	354,903	199

Sino Biopharmaceutical Ltd.	2,645,750	1,641

Sun Art Retail Group Ltd.	568,000	206

Vinda International Holdings Ltd.	103,000	232

See Notes to the Financial Statements.

EQUITY FUNDS    86   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Hong Kong – 1.9% continued

Wharf Holdings (The) Ltd.	348,000	$1,058

Yuexiu Property Co. Ltd.	389,600	386

		36,532

Hungary – 0.2%

MOL Hungarian Oil & Gas PLC	111,248	982

OTP Bank Nyrt.*	58,509	2,122

Richter Gedeon Nyrt.	37,629	794

		3,898

India – 12.8%

ACC Ltd.	20,224	572

Adani Enterprises Ltd.	71,257	1,883

Adani Green Energy Ltd.*	102,535	2,575

Adani Ports & Special Economic Zone Ltd.	138,024	1,402

Adani Total Gas Ltd.	71,206	2,012

Adani Transmission Ltd.*	72,102	2,244

Ambuja Cements Ltd.	187,420	736

Apollo Hospitals Enterprise Ltd.	26,156	1,549

Asian Paints Ltd.	100,591	4,064

Aurobindo Pharma Ltd.	77,497	682

Avenue Supermarts Ltd.*	42,468	2,230

Axis Bank Ltd.*	595,193	5,916

Bajaj Auto Ltd.	18,269	878

Bajaj Finance Ltd.	71,104	6,760

Bajaj Finserv Ltd.	10,003	2,222

Balkrishna Industries Ltd.	22,941	644

Bandhan Bank Ltd.	155,888	626

Berger Paints India Ltd.	69,040	636

Bharat Electronics Ltd.	324,824	896

Bharat Forge Ltd.	53,566	491

Bharat Petroleum Corp. Ltd.	220,953	1,044

Bharti Airtel Ltd.*	648,090	6,428

Biocon Ltd.*	109,714	484

Britannia Industries Ltd.	27,219	1,148

Cholamandalam Investment and Finance Co. Ltd.	109,107	1,026

Cipla Ltd.	125,001	1,674

Coal India Ltd.	395,993	954

Colgate-Palmolive India Ltd.	33,371	678

Container Corp. of India Ltd.	68,336	603

Dabur India Ltd.	167,064	1,178

Divi’s Laboratories Ltd.	34,277	1,984

DLF Ltd.	168,247	838

Dr. Reddy’s Laboratories Ltd.	30,072	1,698

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

India – 12.8% continued

Eicher Motors Ltd.	33,796	$1,089

GAIL India Ltd.	415,964	851

Godrej Consumer Products Ltd.*	96,890	952

Godrej Properties Ltd.*	34,335	752

Grasim Industries Ltd.	71,043	1,553

Havells India Ltd.	62,469	945

HCL Technologies Ltd.	284,647	4,346

HDFC Asset Management Co. Ltd.	13,879	391

HDFC Life Insurance Co. Ltd.	235,569	1,666

Hero MotoCorp Ltd.	29,824	897

Hindalco Industries Ltd.	412,500	3,075

Hindustan Petroleum Corp. Ltd.	166,094	589

Hindustan Unilever Ltd.	215,651	5,808

Housing Development Finance Corp. Ltd.	450,924	14,120

ICICI Bank Ltd.	1,346,809	12,909

ICICI Lombard General Insurance Co. Ltd.	60,166	1,051

ICICI Prudential Life Insurance Co. Ltd.	96,705	635

Indian Oil Corp. Ltd.	494,342	773

Indian Railway Catering & Tourism Corp. Ltd.	65,908	668

Indraprastha Gas Ltd.	78,218	383

Indus Towers Ltd.*	188,910	548

Info Edge India Ltd.	19,596	1,159

Infosys Ltd.	882,270	22,063

InterGlobe Aviation Ltd.*	25,798	680

ITC Ltd.	766,001	2,525

JSW Steel Ltd.	220,222	2,121

Jubilant Foodworks Ltd.	21,205	731

Kotak Mahindra Bank Ltd.	145,623	3,349

Larsen & Toubro Infotech Ltd.	13,271	1,072

Larsen & Toubro Ltd.	180,515	4,185

Lupin Ltd.	53,976	530

Mahindra & Mahindra Ltd.	228,206	2,414

Marico Ltd.	132,013	874

Maruti Suzuki India Ltd.	35,648	3,536

Mindtree Ltd.	18,083	1,018

Motherson Sumi Systems Ltd.	341,320	622

Mphasis Ltd.	23,072	1,023

MRF Ltd.	498	426

Muthoot Finance Ltd.	33,963	595

Nestle India Ltd.	8,809	2,015

NTPC Ltd.	1,271,400	2,257

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 87 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

India – 12.8% continued

Oil & Natural Gas Corp.Ltd.	645,984	$1,391

Page Industries Ltd.	1,494	848

Petronet LNG Ltd.	209,050	532

PI Industries Ltd.	20,734	765

Pidilite Industries Ltd.	41,669	1,344

Piramal Enterprises Ltd.	32,660	937

Power Grid Corp. of India Ltd.	822,966	2,348

Reliance Industries Ltd.	748,550	25,909

SBI Cards & Payment Services Ltd.	61,735	691

SBI Life Insurance Co. Ltd.	116,105	1,712

Shree Cement Ltd.	2,893	914

Shriram Transport Finance Co. Ltd.	55,266	823

Siemens Ltd.	19,004	591

SRF Ltd.	40,550	1,424

State Bank of India	468,068	3,026

Sun Pharmaceutical Industries Ltd.	220,211	2,652

Tata Consultancy Services Ltd.	242,505	11,926

Tata Consumer Products Ltd.	152,706	1,560

Tata Motors Ltd.*	432,115	2,452

Tata Power (The) Co. Ltd.	365,646	1,149

Tata Steel Ltd.	189,395	3,248

Tech Mahindra Ltd.	165,375	3,259

Titan Co. Ltd.	93,124	3,102

Torrent Pharmaceuticals Ltd.	12,015	441

Trent Ltd.	49,118	821

UltraTech Cement Ltd.	26,435	2,289

United Spirits Ltd.*	78,653	919

UPL Ltd.	126,035	1,271

Vedanta Ltd.	285,748	1,513

Wipro Ltd.	358,192	2,793

Yes Bank Ltd.*	3,194,901	515

Zomato Ltd.*	428,566	459

		249,575

Indonesia – 1.7%

Adaro Energy Indonesia Tbk PT	3,710,120	695

Aneka Tambang Tbk	2,361,100	400

Astra International Tbk PT	5,308,160	2,425

Bank Central Asia Tbk PT	14,547,160	8,060

Bank Jago Tbk PT*	1,051,600	1,072

Bank Mandiri Persero Tbk PT	4,895,110	2,686

Bank Negara Indonesia Persero Tbk PT	2,002,009	1,145

Bank Rakyat Indonesia Persero Tbk PT	17,884,865	5,759

Barito Pacific Tbk PT	7,322,800	461

Charoen Pokphand Indonesia Tbk PT	1,970,735	775

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Indonesia – 1.7% continued

Gudang Garam Tbk PT	138,015	$303

Indah Kiat Pulp & Paper Corp. Tbk PT	621,400	342

Indocement Tunggal Prakarsa Tbk PT	422,503	316

Indofood CBP Sukses Makmur Tbk PT	663,600	339

Indofood Sukses Makmur Tbk PT	1,148,271	475

Kalbe Farma Tbk PT	5,483,480	615

Merdeka Copper Gold Tbk PT*	3,089,500	975

Sarana Menara Nusantara Tbk PT	5,931,400	441

Semen Indonesia Persero Tbk PT	820,955	379

Telkom Indonesia Persero Tbk PT	12,988,762	4,142

Tower Bersama Infrastructure Tbk PT	2,244,900	448

Unilever Indonesia Tbk PT	2,084,940	530

United Tractors Tbk PT	422,471	750

		33,533

Kuwait – 0.8%

Agility Public Warehousing Co. K.S.C.	318,240	1,153

Boubyan Bank K.S.C.P.*	298,211	921

Kuwait Finance House K.S.C.P.	1,217,516	4,287

Mabanee Co. KPSC	137,039	414

Mobile Telecommunications Co. K.S.C.P.	549,155	1,134

National Bank of Kuwait S.A.K.P.	1,881,457	6,791

		14,700

Malaysia – 1.5%

AMMB Holdings Bhd.*	532,337	468

Axiata Group Bhd.	671,603	605

CIMB Group Holdings Bhd.	1,703,605	2,157

Dialog Group Bhd.	1,024,344	667

DiGi.Com Bhd.	859,700	795

Fraser & Neave Holdings Bhd.	38,100	190

Genting Bhd.	544,700	604

Genting Malaysia Bhd.	720,300	509

HAP Seng Consolidated Bhd.	148,500	264

Hartalega Holdings Bhd.	407,900	470

Hong Leong Bank Bhd.	173,198	830

Hong Leong Financial Group Bhd.	62,128	289

IHH Healthcare Bhd.	469,300	689

Inari Amertron Bhd.	795,400	576

IOI Corp. Bhd.	693,740	679

Kuala Lumpur Kepong Bhd.	117,692	705

Malayan Banking Bhd.	1,238,976	2,632

Malaysia Airports Holdings Bhd.*	312,593	516

Maxis Bhd.	640,051	597

MISC Bhd.	337,660	589

See Notes to the Financial Statements.

EQUITY FUNDS    88   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Malaysia – 1.5% continued

Nestle Malaysia Bhd.	18,400	$584

Petronas Chemicals Group Bhd.	614,500	1,403

Petronas Dagangan Bhd.	87,600	425

Petronas Gas Bhd.	197,600	783

PPB Group Bhd.	155,700	632

Press Metal Aluminium Holdings Bhd.	868,800	1,281

Public Bank Bhd.	3,817,705	4,232

QL Resources Bhd.	314,250	375

RHB Bank Bhd.	485,426	687

Sime Darby Bhd.	781,128	445

Sime Darby Plantation Bhd.	421,765	498

Telekom Malaysia Bhd.	326,586	379

Tenaga Nasional Bhd.	584,250	1,250

Top Glove Corp. Bhd.	1,315,900	603

Westports Holdings Bhd.	286,200	272

		28,680

Mexico – 2.3%

Alfa S.A.B. de C.V., Class A	789,737	600

America Movil S.A.B. de C.V., Series L	8,046,349	8,524

Arca Continental S.A.B. de C.V.	121,641	825

Becle S.A.B. de C.V.	157,200	385

Cemex S.A.B. de C.V., Series CPO*	3,890,652	2,079

Coca-Cola Femsa S.A.B. de C.V.	129,522	713

Fibra Uno Administracion S.A. de C.V.	862,901	1,011

Fomento Economico Mexicano S.A.B. de C.V., Series UBD	510,143	4,235

Gruma S.A.B. de C.V., Class B	52,765	662

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B*	99,022	1,596

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B	56,366	1,252

Grupo Bimbo S.A.B. de C.V., Series A	424,854	1,282

Grupo Carso S.A.B. de C.V., Series A1	116,406	438

Grupo Financiero Banorte S.A.B. de C.V., Series O	680,604	5,127

Grupo Financiero Inbursa S.A.B. de C.V., Series O*	600,233	1,255

Grupo Mexico S.A.B. de C.V., Series B	816,639	4,876

Grupo Televisa S.A.B., Series CPO	606,114	1,423

Industrias Penoles S.A.B. de C.V.	36,199	457

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	397,727	561

Megacable Holdings S.A.B. de C.V., Series CPO	83,551	252

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Mexico – 2.3% continued

Operadora de Sites Mexicanos S.A. de C.V., Class A	311,800	$397

Orbia Advance Corp. S.A.B. de C.V.	260,380	689

Promotora y Operadora de Infraestructura S.A.B. de C.V.	53,700	426

Wal-Mart de Mexico S.A.B. de C.V.	1,373,727	5,630

		44,695

Peru – 0.3%

Cia de Minas Buenaventura S.A.A. ADR*	53,908	543

Credicorp Ltd.	17,725	3,046

Southern Copper Corp.	22,118	1,679

		5,268

Philippines – 0.8%

Aboitiz Equity Ventures, Inc.	522,119	600

AC Energy Corp.	2,091,700	352

Ayala Corp.	70,877	1,126

Ayala Land, Inc.	2,095,760	1,417

Bank of the Philippine Islands	484,166	930

BDO Unibank, Inc.	499,859	1,277

Globe Telecom, Inc.	7,185	352

GT Capital Holdings, Inc.	27,122	289

International Container Terminal Services, Inc.	264,350	1,144

JG Summit Holdings, Inc.	812,493	961

Jollibee Foods Corp.	115,613	502

Manila Electric Co.	58,150	419

Metro Pacific Investments Corp.	3,268,400	240

Metropolitan Bank & Trust Co.	516,249	568

Monde Nissin Corp.*	1,202,700	318

PLDT, Inc.	21,005	751

SM Investments Corp.	60,612	1,062

SM Prime Holdings, Inc.	2,647,013	1,932

Universal Robina Corp.	236,890	553

		14,793

Poland – 0.7%

Allegro.eu S.A.*	82,186	683

Bank Polska Kasa Opieki S.A.	49,940	1,331

CD Projekt S.A.	17,282	710

Cyfrowy Polsat S.A.	71,022	465

Dino Polska S.A.*	13,330	1,065

KGHM Polska Miedz S.A.	36,046	1,465

LPP S.A.	301	808

mBank S.A.*	3,976	332

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 89 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Poland – 0.7% continued

Orange Polska S.A.*	190,250	$357

PGE Polska Grupa Energetyczna S.A.*	241,467	519

Polski Koncern Naftowy ORLEN S.A.	76,543	1,377

Polskie Gornictwo Naftowe i Gazownictwo S.A.	425,847	627

Powszechna Kasa Oszczednosci Bank Polski S.A.*	226,041	2,125

Powszechny Zaklad Ubezpieczen S.A.	161,970	1,297

Santander Bank Polska S.A.	9,473	684

		13,845

Qatar – 1.0%

Barwa Real Estate Co.	522,603	501

Commercial Bank PSQC (The)	533,335	1,093

Industries Qatar QSC	396,630	2,065

Masraf Al Rayan QSC	1,195,002	1,696

Mesaieed Petrochemical Holding Co.	1,186,302	947

Ooredoo QPSC	184,532	361

Qatar Electricity & Water Co. QSC	113,713	571

Qatar Fuel QSC	136,536	670

Qatar Gas Transport Co. Ltd.	653,686	642

Qatar International Islamic Bank QSC	189,634	577

Qatar Islamic Bank S.A.Q.	303,625	1,988

Qatar National Bank QPSC	1,186,834	7,511

		18,622

Romania – 0.0%

NEPI Rockcastle PLC	104,290	691

Russia – 0.0%

Alrosa PJSC(2)	695,290	—

Gazprom PJSC(2)	3,218,050	—

Gazprom PJSC ADR(2)	134	—

Inter RAO UES PJSC(2)	10,354,623	—

LUKOIL PJSC(2)	112,883	—

Magnit PJSC(2)	2,287	—

Magnit PJSC GDR (Registered)(2)	82,678	—

MMC Norilsk Nickel PJSC(2)	17,106	—

Mobile TeleSystems PJSC ADR(2)	121,420	—

Moscow Exchange MICEX-RTS PJSC(2)	419,576	—

Novatek PJSC GDR (Registered)(2)	24,702	—

Novolipetsk Steel PJSC(2)	408,255	—

Ozon Holdings PLC ADR(2) *	13,658	—

PhosAgro PJSC GDR (Registered)(2)	35,003	—

Polymetal International PLC(2)	97,434	—

Polyus PJSC(2)	9,359	—

Rosneft Oil Co. PJSC(2)	318,005	—

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Russia – 0.0% continued

Sberbank of Russia PJSC(2)	2,882,082	$—

Sberbank of Russia PJSC (Moscow Exchange)(2)	56,000	—

Severstal PAO(2)	55,330	—

Severstal PAO GDR (Registered)(2)	1,839	—

Surgutneftegas PJSC(2)	1,902,467	—

Surgutneftegas PJSC ADR(2)	4,629	—

Tatneft PJSC(2)	386,254	—

TCS Group Holding PLC GDR (Registered)(2)	32,689	—

United Co. RUSAL International PJSC(2) *	832,063	—

VK Co.Ltd.GDR(2) *	30,900	—

VTB Bank PJSC(2)	800,566,738	—

VTB Bank PJSC GDR(2) (4) (5)	11,036	—

VTB Bank PJSC GDR (Registered)(2)	43,343	—

X5 Retail Group N.V. GDR (Registered)(2)	32,705	—

Yandex N.V., Class A(2) *	83,223	—

		—

Saudi Arabia – 4.1%

Abdullah Al Othaim Markets Co.	12,656	394

Advanced Petrochemical Co.	33,171	622

Al Rajhi Bank	321,238	13,697

Alinma Bank	256,990	2,649

Almarai Co. JSC	66,588	907

Arab National Bank	162,688	1,203

Bank AlBilad*	94,068	1,543

Bank Al-Jazira	101,750	712

Banque Saudi Fransi	154,837	2,215

Bupa Arabia for Cooperative Insurance Co.	14,724	701

Co for Cooperative Insurance (The)	17,476	335

Dar Al Arkan Real Estate Development Co.*	132,827	386

Dr. Sulaiman Al Habib Medical Services Group Co.	12,622	640

Emaar Economic City*	109,771	341

Etihad Etisalat Co.	96,242	1,057

Jarir Marketing Co.	15,733	826

Mobile Telecommunications Co. Saudi Arabia*	120,491	426

Mouwasat Medical Services Co.	12,277	693

National Industrialization Co.*	80,450	493

National Petrochemical Co.	34,515	426

See Notes to the Financial Statements.

EQUITY FUNDS   90   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Saudi Arabia – 4.1% continued

Rabigh Refining & Petrochemical Co.*	62,849	$472

Riyad Bank	354,017	3,541

SABIC Agri-Nutrients Co.	56,175	2,720

Sahara International Petrochemical Co.	96,960	1,381

Saudi Arabian Mining Co.*	112,947	4,022

Saudi Arabian Oil Co.	576,916	6,622

Saudi Basic Industries Corp.	236,011	8,218

Saudi British Bank (The)	215,536	2,278

Saudi Electricity Co.	216,854	1,536

Saudi Industrial Investment Group	57,278	532

Saudi Kayan Petrochemical Co.*	195,090	1,172

Saudi National Bank (The)	575,400	10,833

Saudi Research & Media Group*	9,820	659

Saudi Telecom Co.	157,341	4,503

Savola Group (The)	69,847	678

Yanbu National Petrochemical Co.	67,984	1,209

		80,642

Singapore – 0.0%

BOC Aviation Ltd.	46,500	365

JOYY, Inc. ADR	13,141	483

		848

South Africa – 3.9%

Absa Group Ltd.	188,963	2,454

African Rainbow Minerals Ltd.	29,267	573

Anglo American Platinum Ltd.	13,914	1,911

AngloGold Ashanti Ltd.	109,458	2,602

Aspen Pharmacare Holdings Ltd.	99,318	1,344

Bid Corp. Ltd.	87,450	1,902

Bidvest Group (The) Ltd.	77,521	1,184

Capitec Bank Holdings Ltd.	21,207	3,388

Clicks Group Ltd.	62,647	1,327

Discovery Ltd.*	116,105	1,442

Exxaro Resources Ltd.	65,758	991

FirstRand Ltd.	1,323,901	6,991

Gold Fields Ltd.	232,790	3,607

Growthpoint Properties Ltd.	931,552	938

Harmony Gold Mining Co. Ltd.	148,291	746

Impala Platinum Holdings Ltd.	214,316	3,298

Kumba Iron Ore Ltd.	16,235	719

Mr Price Group Ltd.	69,189	1,021

MTN Group Ltd.	444,709	5,762

MultiChoice Group	95,259	856

Naspers Ltd., Class N	57,103	6,465

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

South Africa – 3.9% continued

Nedbank Group Ltd.	118,685	$1,886

Northam Platinum Holdings Ltd.*	88,406	1,320

Old Mutual Ltd.	1,258,013	1,179

Pepkor Holdings Ltd.	353,500	560

Rand Merchant Investment Holdings Ltd.	186,589	667

Reinet Investments S.C.A.	37,584	842

Remgro Ltd.	142,330	1,456

Sanlam Ltd.	496,391	2,440

Sasol Ltd.*	148,466	3,598

Shoprite Holdings Ltd.	131,809	2,127

Sibanye Stillwater Ltd.	699,638	2,842

SPAR Group (The) Ltd.	54,544	632

Standard Bank Group Ltd.	351,915	4,378

Tiger Brands Ltd.	49,137	544

Vodacom Group Ltd.	167,033	1,825

Woolworths Holdings Ltd.	250,702	989

		76,806

South Korea – 11.6%

Alteogen, Inc.*	7,237	334

Amorepacific Corp.	8,114	1,065

AMOREPACIFIC Group	8,413	303

BGF retail Co. Ltd.	2,232	321

Celltrion Healthcare Co. Ltd.	23,384	1,246

Celltrion Pharm, Inc.*	4,435	355

Celltrion, Inc.	25,829	3,628

Cheil Worldwide, Inc.	19,809	384

CJ CheilJedang Corp.	2,205	669

CJ Corp.	4,016	279

CJ ENM Co. Ltd.	2,933	315

CJ Logistics Corp.*	2,659	283

Coway Co. Ltd.	14,806	835

DB Insurance Co. Ltd.	12,889	741

Doosan Bobcat, Inc.	13,155	418

Doosan Heavy Industries & Construction Co. Ltd.*	90,484	1,504

Ecopro B.M. Co. Ltd.	2,713	873

E-MART, Inc.	5,111	592

F&F Co. Ltd./New	936	570

Green Cross Corp.	1,658	276

GS Engineering & Construction Corp.	17,990	685

GS Holdings Corp.	13,154	475

Hana Financial Group, Inc.	78,734	3,143

Hankook Tire & Technology Co. Ltd.	19,349	535

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 91 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

South Korea – 11.6% continued

Hanmi Pharm Co. Ltd.	1,944	$438

Hanon Systems	49,770	482

Hanwha Solutions Corp.*	30,999	911

HLB, Inc.*	26,171	657

HMM Co. Ltd.	70,325	1,681

Hotel Shilla Co. Ltd.	7,376	491

HYBE Co. Ltd.*	4,521	1,144

Hyundai Engineering & Construction Co. Ltd.	20,593	809

Hyundai Glovis Co. Ltd.	4,968	786

Hyundai Heavy Industries Holdings Co. Ltd.	11,442	506

Hyundai Mobis Co. Ltd.	17,361	3,066

Hyundai Motor Co.	36,421	5,387

Hyundai Steel Co.	23,194	787

Iljin Materials Co. Ltd.	6,331	501

Industrial Bank of Korea	63,344	563

Kakao Corp.	81,815	7,106

Kakao Games Corp.*	8,204	525

KakaoBank Corp.*	25,709	1,084

Kangwon Land, Inc.*	26,296	600

KB Financial Group, Inc.	103,588	5,208

Kia Corp.	69,096	4,196

Korea Aerospace Industries Ltd.	17,930	624

Korea Electric Power Corp.*	65,183	1,210

Korea Investment Holdings Co. Ltd.	11,189	721

Korea Shipbuilding & Offshore Engineering Co. Ltd.*	10,668	779

Korea Zinc Co. Ltd.	2,284	1,100

Korean Air Lines Co. Ltd.*	44,037	1,089

Krafton, Inc.*	5,672	1,273

KT&G Corp.	30,130	2,005

Kumho Petrochemical Co. Ltd.	4,449	565

L&F Co. Ltd.*	5,592	1,030

LG Chem Ltd.	12,033	5,217

LG Corp.	22,265	1,398

LG Display Co. Ltd.	62,764	1,063

LG Electronics, Inc.	27,840	2,747

LG Energy Solution*	5,493	2,003

LG Household & Health Care Ltd.	2,430	1,707

LG Innotek Co. Ltd.	3,827	1,211

LG Uplus Corp.	55,267	637

Lotte Chemical Corp.	4,260	732

Lotte Shopping Co. Ltd.	3,247	256

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

South Korea – 11.6% continued

Meritz Financial Group, Inc.	9,301	$311

Meritz Fire & Marine Insurance Co. Ltd.	11,683	456

Meritz Securities Co. Ltd.	85,320	459

Mirae Asset Securities Co. Ltd.	80,818	568

NAVER Corp.	32,307	9,034

NCSoft Corp.	4,262	1,631

Netmarble Corp.	5,056	462

NH Investment & Securities Co. Ltd.	38,770	363

Orion Corp.	6,069	443

Pan Ocean Co. Ltd.	76,849	441

Pearl Abyss Corp.*	8,056	656

POSCO Chemical Co. Ltd.	8,342	823

POSCO Holdings, Inc.	19,434	4,667

S-1 Corp.	4,958	292

Samsung Biologics Co. Ltd.*	4,542	3,088

Samsung C&T Corp.	21,838	2,043

Samsung Electro-Mechanics Co. Ltd.	14,427	1,948

Samsung Electronics Co. Ltd.	1,252,386	71,546

Samsung Engineering Co. Ltd.*	42,195	909

Samsung Fire & Marine Insurance Co. Ltd.	7,909	1,423

Samsung Heavy Industries Co. Ltd.*	180,331	838

Samsung Life Insurance Co. Ltd.	17,411	943

Samsung SDI Co. Ltd.	14,426	7,039

Samsung SDS Co. Ltd.	8,808	1,001

Samsung Securities Co. Ltd.	14,997	516

SD Biosensor, Inc.	9,528	439

Seegene, Inc.	9,540	401

Shinhan Financial Group Co. Ltd.	115,150	3,927

SK Biopharmaceuticals Co. Ltd.*	6,426	472

SK Bioscience Co. Ltd.*	6,329	811

SK Chemicals Co. Ltd.	3,324	370

SK Hynix, Inc.	143,181	13,706

SK IE Technology Co. Ltd.*	6,837	703

SK Innovation Co. Ltd.*	13,338	2,334

SK Square Co. Ltd.*	24,925	1,153

SK Telecom Co. Ltd.	6,808	319

SK, Inc.	11,009	2,187

SKC Co. Ltd.	5,052	639

S-Oil Corp.	12,020	953

Woori Financial Group, Inc.	133,646	1,677

Yuhan Corp.	13,340	640

		226,755

See Notes to the Financial Statements.

EQUITY FUNDS   92   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Taiwan – 15.5%

Accton Technology Corp.	138,000	$1,066

Acer, Inc.	787,800	821

Advantech Co. Ltd.	97,793	1,254

ASE Technology Holding Co. Ltd.	866,928	3,092

Asia Cement Corp.	613,567	1,040

ASMedia Technology, Inc.	8,000	538

Asustek Computer, Inc.	182,546	2,374

AU Optronics Corp.	2,136,215	1,469

Catcher Technology Co. Ltd.	186,111	935

Cathay Financial Holding Co. Ltd.	2,072,212	4,647

Chailease Holding Co. Ltd.	342,895	3,017

Chang Hwa Commercial Bank Ltd.	1,167,586	778

Cheng Shin Rubber Industry Co. Ltd.	464,184	572

China Development Financial Holding Corp.	4,031,143	2,686

China Steel Corp.	3,095,156	4,186

Chunghwa Telecom Co. Ltd.	997,493	4,422

Compal Electronics, Inc.	1,126,759	1,051

CTBC Financial Holding Co. Ltd.	4,857,878	4,969

Delta Electronics, Inc.	511,343	4,757

E Ink Holdings, Inc.	215,000	1,364

E.Sun Financial Holding Co. Ltd.	3,152,348	3,631

Eclat Textile Co. Ltd.	47,182	781

eMemory Technology, Inc.	16,000	1,018

Evergreen Marine Corp. Taiwan Ltd.	666,891	3,119

Far Eastern New Century Corp.	759,789	804

Far EasTone Telecommunications Co. Ltd.	424,345	1,088

Feng TAY Enterprise Co. Ltd.	117,928	782

First Financial Holding Co. Ltd.	2,720,478	2,697

Formosa Chemicals & Fibre Corp.	922,499	2,535

Formosa Petrochemical Corp.	291,487	958

Formosa Plastics Corp.	1,001,682	3,713

Foxconn Technology Co. Ltd.	222,131	485

Fubon Financial Holding Co. Ltd.	1,985,453	5,281

Giant Manufacturing Co. Ltd.	80,483	728

Globalwafers Co. Ltd.	55,000	1,278

Hiwin Technologies Corp.	73,244	610

Hon Hai Precision Industry Co. Ltd.	3,271,942	12,054

Hotai Motor Co. Ltd.	77,900	1,616

Hua Nan Financial Holdings Co. Ltd.	2,245,022	1,904

Innolux Corp.	2,436,900	1,419

Inventec Corp.	758,314	652

Largan Precision Co. Ltd.	25,835	1,691

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Taiwan – 15.5% continued

Lite-On Technology Corp.	544,964	$1,291

MediaTek, Inc.	398,334	12,420

Mega Financial Holding Co. Ltd.	2,853,543	4,259

Micro-Star International Co. Ltd.	182,000	820

momo.com, Inc.	10,000	325

Nan Ya Plastics Corp.	1,351,951	4,382

Nan Ya Printed Circuit Board Corp.	62,000	1,120

Nanya Technology Corp.	337,071	807

Nien Made Enterprise Co. Ltd.	42,000	490

Novatek Microelectronics Corp.	151,850	2,241

Oneness Biotech Co. Ltd.*	64,000	477

Pegatron Corp.	512,594	1,292

Pou Chen Corp.	632,093	694

President Chain Store Corp.	154,220	1,413

Quanta Computer, Inc.	709,576	2,173

Realtek Semiconductor Corp.	118,457	1,765

Ruentex Development Co. Ltd.	292,989	809

Shanghai Commercial & Savings Bank (The) Ltd.	927,359	1,616

Shin Kong Financial Holding Co. Ltd.	2,997,907	1,124

SinoPac Financial Holdings Co. Ltd.	2,598,792	1,663

Synnex Technology International Corp.	357,940	939

Taishin Financial Holding Co. Ltd.	2,764,789	1,974

Taiwan Cement Corp.	1,357,824	2,362

Taiwan Cooperative Financial Holding Co. Ltd.	2,494,816	2,569

Taiwan High Speed Rail Corp.	473,000	475

Taiwan Mobile Co. Ltd.	452,076	1,654

Taiwan Semiconductor Manufacturing Co. Ltd.	6,460,749	133,572

Unimicron Technology Corp.	316,000	2,713

Uni-President Enterprises Corp.	1,267,150	2,893

United Microelectronics Corp.	3,111,043	5,745

Vanguard International Semiconductor Corp.	245,000	1,055

Voltronic Power Technology Corp.	15,000	757

Wan Hai Lines Ltd.	156,700	860

Win Semiconductors Corp.	92,000	852

Winbond Electronics Corp.	809,000	871

Wiwynn Corp.	22,000	779

WPG Holdings Ltd.	431,290	842

Ya Hsin Industrial Co. Ltd.(2) *	121,548	—

Yageo Corp.	112,377	1,689

Yang Ming Marine Transport Corp.*	458,000	1,974

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 93 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Taiwan – 15.5% continued

Yuanta Financial Holding Co. Ltd.	2,546,846	$2,341

Zhen Ding Technology Holding Ltd.	186,850	697

		302,676

Thailand – 1.8%

Advanced Info Service PCL (Registered)	194,000	1,359

Advanced Info Service PCL NVDR	117,999	824

Airports of Thailand PCL NVDR*	1,123,900	2,225

Asset World Corp. PCL NVDR*	1,960,900	300

B Grimm Power PCL NVDR (Registered)	224,600	237

Bangkok Commercial Asset Management PCL NVDR (Registered)	510,100	315

Bangkok Dusit Medical Services PCL NVDR	2,500,500	1,875

Bangkok Expressway & Metro PCL NVDR (Registered)	1,985,998	518

Berli Jucker PCL NVDR	257,800	279

BTS Group Holdings PCL NVDR	2,077,000	573

Bumrungrad Hospital PCL NVDR	115,187	542

Carabao Group PCL NVDR	85,000	275

Central Pattana PCL NVDR	545,600	962

Central Retail Corp. PCL NVDR (Registered)	465,058	553

Charoen Pokphand Foods PCL NVDR	1,020,957	738

CP ALL PCL (Registered)	905,200	1,770

CP ALL PCL NVDR	626,036	1,219

Delta Electronics Thailand PCL NVDR	84,400	979

Electricity Generating PCL NVDR	74,900	382

Energy Absolute PCL NVDR	372,400	1,092

Global Power Synergy PCL NVDR	202,900	439

Gulf Energy Development PCL NVDR (Registered)	754,150	1,157

Home Product Center PCL NVDR	1,482,404	706

Indorama Ventures PCL NVDR	470,847	655

Intouch Holdings PCL NVDR	294,800	687

Krung Thai Bank PCL (Registered)	699,750	290

Krung Thai Bank PCL NVDR	279,493	115

Krungthai Card PCL NVDR	210,000	387

Land & Houses PCL NVDR	2,233,700	637

Minor International PCL NVDR*	825,030	825

Muangthai Capital PCL NVDR (Registered)	212,900	335

Osotspa PCL NVDR	267,800	300

PTT Exploration & Production PCL (Registered)	242,500	1,050

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

Thailand – 1.8% continued

PTT Exploration & Production PCL NVDR	130,143	$563

PTT Global Chemical PCL (Registered)	189,814	290

PTT Global Chemical PCL NVDR	413,676	628

PTT Oil & Retail Business PCL NVDR	717,300	538

PTT PCL (Registered)	1,835,000	2,125

PTT PCL NVDR	786,600	907

Ratch Group PCL NVDR	231,700	306

SCG Packaging PCL NVDR	337,800	612

Siam Cement (The) PCL (Registered)	51,000	587

Siam Cement (The) PCL NVDR	153,498	1,764

Siam Commercial Bank (The) PCL (Registered)	195,100	669

Siam Commercial Bank (The) PCL NVDR	29,776	102

Sri Trang Gloves Thailand PCL NVDR	288,100	218

Srisawad Corp. PCL NVDR	215,700	368

Thai Oil PCL (Registered)	97,800	152

Thai Oil PCL NVDR	181,995	282

Thai Union Group PCL NVDR	776,300	440

True Corp. PCL NVDR	2,772,852	429

		35,580

Turkey – 0.3%

Akbank T.A.S.	880,776	436

Anadolu Efes Biracilik Ve Malt Sanayii A.S.(3)	1	—

Aselsan Elektronik Sanayi Ve Ticaret A.S.	148,621	243

BIM Birlesik Magazalar A.S.	118,914	685

Eregli Demir ve Celik Fabrikalari T.A.S.	373,731	823

Ford Otomotiv Sanayi A.S.	17,538	357

Is Gayrimenkul Yatirim Ortakligi A.S.(3) *	1	—

KOC Holding A.S.	193,586	520

Turk Hava Yollari A.O.(3) *	1	—

Turkcell Iletisim Hizmetleri A.S.	318,536	489

Turkiye Garanti Bankasi A.S.	545,048	453

Turkiye Is Bankasi A.S., Class C	471,897	284

Turkiye Petrol Rafinerileri A.S.*	35,005	511

Turkiye Sise ve Cam Fabrikalari A.S.	396,264	408

		5,209

United Arab Emirates – 1.4%

Abu Dhabi Commercial Bank PJSC	729,786	2,079

Abu Dhabi Islamic Bank PJSC	399,040	948

See Notes to the Financial Statements.

EQUITY FUNDS   94   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.4% (1) continued

United Arab Emirates – 1.4% continued

Abu Dhabi National Oil Co. for Distribution PJSC	667,113	$762

Aldar Properties PJSC	974,202	1,304

Dubai Islamic Bank PJSC	738,256	1,237

Emaar Properties PJSC	1,077,536	1,751

Emirates NBD Bank PJSC	662,572	2,700

Emirates Telecommunications Group Co. PJSC	912,236	9,176

First Abu Dhabi Bank PJSC	1,159,411	7,439

		27,396

United States – 0.1%

Legend Biotech Corp. ADR*	12,522	455

Parade Technologies Ltd.	19,000	1,188

		1,643

Total Common Stocks

(Cost $1,277,165)		1,859,205

PREFERRED STOCKS – 2.4% (1)

Brazil – 1.5%

Alpargatas S.A., 0.91%(6)	52,900	290

Banco Bradesco S.A., 0.99%(6)	1,271,486	5,923

Braskem S.A., Class A, 3.81%(6)	54,200	504

Centrais Eletricas Brasileiras S.A., Class B, 7.64%(6)	65,141	515

Cia Energetica de Minas Gerais, 3.94%(6)	263,700	840

Gerdau S.A., 2.65%(6)	298,661	1,927

Itau Unibanco Holding S.A., 2.56%(6)	1,270,798	7,327

Itausa S.A., 0.71%(6)	1,216,165	2,754

Petroleo Brasileiro S.A., 8.75%(6)	1,248,761	8,755

		28,835

Chile – 0.1%

Sociedad Quimica y Minera de Chile S.A., Class B, 0.44%(6)	35,580	3,076

Colombia – 0.1%

Bancolombia S.A., 7.92%(6)	119,373	1,275

Russia – 0.0%

Surgutneftegas PJSC, 18.56%(2) (6)	1,903,637	—

South Korea – 0.7%

Hyundai Motor Co., 5.95%(6)	5,325	377

Hyundai Motor Co. (2nd Preferred), 6.00%(6)	9,649	685

LG Chem Ltd., 4.49%(6)	2,197	492

	NUMBER OF SHARES	VALUE (000S)

PREFERRED STOCKS – 2.4% (1) continued

South Korea – 0.7% continued

LG Household & Health Care Ltd., 2.34%(6)	613	$255

Samsung Electronics Co. Ltd., 2.31%(6)	215,790	11,162

		12,971

Total Preferred Stocks

(Cost $32,707)		46,157

RIGHTS – 0.0%

South Korea – 0.0%

Samsung Biologics Co. Ltd.*	300	49

Total Rights

(Cost $—)		49

INVESTMENT COMPANIES – 2.1%

Northern Institutional Funds -
U.S. Government Portfolio (Shares), 0.06%(7) (8)	41,400,676	41,401

Total Investment Companies

(Cost $41,401)		41,401

Total Investments – 99.9%

(Cost $1,351,273)		1,946,812

Other Assets less Liabilities – 0.1%		2,295

Net Assets – 100.0%		$1,949,107

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.

(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(3)	Value rounds to less than one thousand.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(5)

Restricted security that has been deemed illiquid. At March 31, 2022, the value of this restricted illiquid security amounted to approximately $0 or 0.0% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

VTB Bank PJSC GDR	5/11/07-10/28/09	$80

(6)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(8)	7-day current yield as of March 31, 2022 is disclosed.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 95 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

CPO – Certificado de Participación Ordinario

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

JPMorgan Chase	Taiwan Dollar	26,279	United States Dollar	933	6/15/22	$ 12

Subtotal Appreciation						12

Citibank	Brazilian Real	3,892	United States Dollar	751	6/15/22	(48)

Citibank	Indian Rupee	27,953	United States Dollar	361	6/15/22	(3)

Citibank	Korean Won	3,367,400	United States Dollar	2,742	6/15/22	(28)

Citibank	South African Rand	1,583	United States Dollar	104	6/15/22	(4)

Toronto- Dominion Bank	United States Dollar	623	Hong Kong Dollar	4,866	6/15/22	(1)

Subtotal Depreciation						(84)

Total						$(72)

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI Emerging Markets Index (United States Dollar)	948	$53,349	Long	6/22	$3,412

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Hong Kong Dollar	21.4%

Taiwan Dollar	15.8

Indian Rupee	12.8

Korean Won	12.3

Brazilian Real	5.7

United States Dollar	5.3

All other currencies less than 5%	26.6

Total Investments	99.9

Other Assets less Liabilities	0.1

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2022 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Brazil	$82,614	$—	$—	$82,614

Chile	6,758	—	—	6,758

China	54,619	480,819	—	535,438

Colombia	3,121	—	—	3,121

Egypt	1,336	78	—	1,414

Hong Kong	444	36,088	—	36,532

Mexico	44,695	—	—	44,695

Peru	5,268	—	—	5,268

Singapore	483	365	—	848

South Korea	2,003	224,752	—	226,755

United States	455	1,188	—	1,643

All Other Countries(1)	—	914,119	—	914,119

Total Common Stocks	201,796	1,657,409	—	1,859,205

See Notes to the Financial Statements.

EQUITY FUNDS   96   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Preferred Stocks:

South Korea	$—	$12,971	$—	$12,971

All Other Countries(1)	33,186	—	—	33,186

Total Preferred Stocks	33,186	12,971	—	46,157
Rights	—	49	—	49
Investment Companies	41,401	—	—	41,401

Total Investments	$276,383	$1,670,429	$—	$1,946,812

OTHER FINANCIAL

INSTRUMENTS
Assets

Forward Foreign
Currency Exchange
Contracts	$—	$12	$—	$12

Futures Contracts	3,412	—	—	3,412

Liabilities

Forward Foreign
Currency Exchange
Contracts	—	(84)	—	(84)

Total Other Financial Instruments	$3,412	$(72)	$—	$3,340

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 97 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1)

Australia – 3.3%

Abacus Property Group	343,931	$845

Arena REIT	228,551	831

BGP Holdings PLC(2) (3) *	6,535,576	—

BWP Trust	324,795	972

Centuria Industrial REIT	377,845	1,077

Centuria Office REIT	310,102	507

Charter Hall Long Wale REIT	407,894	1,616

Charter Hall Retail REIT	352,984	1,102

Charter Hall Social Infrastructure REIT	230,297	675

Dexus	734,999	5,982

Dexus Industria REIT	139,153	352

GDI Property Group	294,983	240

GPT Group (The)	1,310,537	5,041

Growthpoint Properties Australia Ltd.	214,022	694

Home Consortium Ltd.	58,697	300

HomeCo Daily Needs REIT	993,711	1,068

Ingenia Communities Group	256,237	960

Irongate Group	353,437	505

Lifestyle Communities Ltd.	65,515	823

Mirvac Group	2,679,336	4,960

National Storage REIT	782,945	1,569

Scentre Group	3,532,764	8,000

Shopping Centres Australasia Property Group	752,821	1,632

Stockland	1,632,783	5,154

Vicinity Centres	2,626,646	3,632

Waypoint REIT Ltd.	490,076	975

		49,512

Austria – 0.2%

CA Immobilien Anlagen A.G.	29,413	909

IMMOFINANZ A.G.*	55,482	1,409

S IMMO A.G.	30,462	747

		3,065

Belgium – 1.0%

Aedifica S.A.	24,551	3,086

Befimmo S.A.	14,444	755

Cofinimmo S.A.	20,685	3,009

Immobel S.A.	2,619	210

Intervest Offices & Warehouses N.V.	14,805	447

Montea N.V.	7,340	956

Retail Estates N.V.	7,152	583

Shurgard Self Storage S.A.	18,646	1,158

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Belgium – 1.0% continued

Warehouses De Pauw - C.V.A.	94,934	$4,091

Xior Student Housing N.V.	14,923	834

		15,129

Brazil – 0.3%

Aliansce Sonae Shopping Centers S.A.	89,600	438

BR Malls Participacoes S.A.*	576,113	1,124

BR Properties S.A.	155,352	285

Iguatemi S.A.*	98,700	424

Iguatemi S.A.	128,800	71

JHSF Participacoes S.A.	221,263	305

LOG Commercial Properties e Participacoes S.A.	35,800	218

Multiplan Empreendimentos Imobiliarios S.A.*	183,772	942

		3,807

Canada – 1.6%

Allied Properties Real Estate Investment Trust	43,169	1,610

Artis Real Estate Investment Trust	42,298	442

Boardwalk Real Estate Investment Trust	15,374	723

BSR Real Estate Investment Trust	16,573	340

Canadian Apartment Properties REIT	58,052	2,491

Choice Properties Real Estate Investment Trust	110,030	1,363

City Office REIT, Inc.	29,333	518

Crombie Real Estate Investment Trust	32,736	481

CT Real Estate Investment Trust	35,325	500

Dream Industrial Real Estate Investment Trust	78,244	1,010

Dream Office Real Estate Investment Trust	15,964	356

First Capital Real Estate Investment Trust	73,854	1,060

Granite Real Estate Investment Trust	21,996	1,696

H&R Real Estate Investment Trust	92,690	968

InterRent Real Estate Investment Trust	46,178	591

Killam Apartment Real Estate Investment Trust	37,669	646

Minto Apartment Real Estate Investment Trust	10,902	187

Morguard North American Residential Real Estate Investment Trust	11,716	184

NorthWest Healthcare Properties Real Estate Investment Trust	72,468	798

Primaris Real Estate Investment Trust	20,149	250

RioCan Real Estate Investment Trust	106,706	2,154

See Notes to the Financial Statements.

EQUITY FUNDS   98   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Canada – 1.6% continued

Slate Grocery REIT, Class U	19,272	$263

SmartCentres Real Estate Investment Trust	49,888	1,310

Summit Industrial Income REIT	59,851	1,054

Tricon Residential, Inc.	176,493	2,805

		23,800

Chile – 0.1%

Cencosud Shopping S.A.	310,380	364

Parque Arauco S.A.*	299,139	313

Plaza S.A.	258,122	268

		945

China – 2.0%

Agile Group Holdings Ltd.	727,226	366

Central China Real Estate Ltd.	179,000	17

China Aoyuan Group Ltd.	767,000	115

China Evergrande Group	2,512,000	475

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	335,700	802

China SCE Group Holdings Ltd.	980,000	176

China Vanke Co. Ltd., Class A	397,540	1,187

China Vanke Co. Ltd., Class H	1,168,741	2,630

CIFI Holdings Group Co. Ltd.	2,399,993	1,404

Country Garden Holdings Co. Ltd.	5,547,672	4,229

DaFa Properties Group Ltd.	192,000	95

Datang Group Holdings Ltd.	233,000	115

Dexin China Holdings Co. Ltd.*	604,000	232

Ganglong China Property Group Ltd.	337,000	199

Gemdale Corp., Class A	193,100	434

Greenland Hong Kong Holdings Ltd.	346,000	78

Greentown China Holdings Ltd.	594,000	1,076

Guangzhou R&F Properties Co. Ltd., Class H	1,069,802	378

Huijing Holdings Co. Ltd.	520,000	125

Jingrui Holdings Ltd.*	368,000	78

Jinke Properties Group Co. Ltd., Class A	235,600	182

JY Grandmark Holdings Ltd.	370,000	101

Kaisa Group Holdings Ltd.*	1,510,428	161

KWG Group Holdings Ltd.	848,094	348

Leading Holdings Group Ltd.*	141,000	73

Logan Group Co. Ltd.	937,000	265

Longfor Group Holdings Ltd.	1,244,500	6,351

Midea Real Estate Holding Ltd.	210,400	420

Nam Tai Property, Inc.*	6,697	42

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

China – 2.0% continued

Poly Developments and Holdings

Group Co. Ltd., Class A	486,600	$1,355

Powerlong Real Estate Holdings Ltd.	915,000	240

Radiance Holdings Group Co. Ltd.*	549,000	308

Redco Properties Group Ltd.	758,000	235

Redsun Properties Group Ltd.	762,000	253

RiseSun Real Estate Development Co. Ltd., Class A	109,300	77

Ronshine China Holdings Ltd.*	269,500	80

Seazen Group Ltd.*	1,273,904	680

Seazen Holdings Co. Ltd., Class A	96,900	485

Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	172,216	161

Shanghai Lingang Holdings Corp. Ltd., Class A	66,600	148

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	740,451	692

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	65,300	140

Shinsun Holdings Group Co. Ltd.*	160,000	14

Shui On Land Ltd.	2,198,277	335

Sino-Ocean Group Holding Ltd.	1,907,000	405

Skyfame Realty Holdings Ltd.	1,348,000	120

SOHO China Ltd.*	1,226,256	237

Sunac China Holdings Ltd.	2,210,050	1,279

Sunkwan Properties Group Ltd.*	368,000	84

Yincheng International Holding Co. Ltd.	310,000	100

Yuzhou Group Holdings Co. Ltd.	1,041,531	53

Zhejiang China Commodities City Group Co. Ltd., Class A	209,700	166

Zhenro Properties Group Ltd.	797,000	62

Zhongliang Holdings Group Co. Ltd.	492,000	135

		29,998

Egypt – 0.0%

Heliopolis Housing	331,796	106

Palm Hills Developments S.A.E.	1,042,630	89

Talaat Moustafa Group	651,171	301

		496

Finland – 0.2%

Citycon OYJ*	39,394	298

Kojamo OYJ	84,845	2,036

		2,334

France – 1.4%

Altarea S.C.A.	2,535	432

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 99 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

France – 1.4% continued

Carmila S.A.	35,399	$559

Covivio	35,234	2,796

Gecina S.A.	31,323	3,941

ICADE	20,299	1,304

Klepierre S.A.*	138,197	3,674

Mercialys S.A.	44,570	441

Nexity S.A.	25,905	910

Unibail-Rodamco-Westfield*	85,184	6,373

		20,430

Germany – 2.7%

ADLER Group S.A.	48,814	647

Aroundtown S.A.	682,874	3,923

Deutsche EuroShop A.G.	31,811	588

DIC Asset A.G.	30,192	482

Grand City Properties S.A.	71,737	1,436

Hamborner REIT A.G.	48,171	511

Instone Real Estate Group S.E.	29,825	558

LEG Immobilien S.E.	49,757	5,682

Sirius Real Estate Ltd.	768,890	1,261

TAG Immobilien A.G.	100,663	2,286

Vonovia S.E.	502,245	23,484

		40,858

Greece – 0.0%

LAMDA Development S.A.*	49,258	339

Hong Kong – 5.9%

C&D International Investment Group Ltd.	269,234	584

Champion REIT	1,423,846	646

China Jinmao Holdings Group Ltd.	3,808,000	1,123

China Merchants Land Ltd.*	942,000	87

China Overseas Grand Oceans Group Ltd.	1,159,500	676

China Overseas Land & Investment Ltd.	2,614,042	7,787

China Resources Land Ltd.	2,188,155	10,143

China South City Holdings Ltd.	1,708,000	150

Chinese Estates Holdings Ltd.	198,500	57

CK Asset Holdings Ltd.	1,367,000	9,343

Cosmopolitan International Holdings Ltd.*	1,262,000	234

Far East Consortium International Ltd.	756,807	256

Fortune Real Estate Investment Trust	1,031,000	926

Gemdale Properties & Investment Corp. Ltd.	4,510,000	480

Hang Lung Group Ltd.	559,000	1,184

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Hong Kong – 5.9% continued

Hang Lung Properties Ltd.	1,390,452	$2,798

Henderson Land Development Co. Ltd.	993,555	4,125

Hongkong Land Holdings Ltd.	789,518	3,851

Hopson Development Holdings Ltd.	493,790	934

Hysan Development Co. Ltd.	423,045	1,233

Jiayuan International Group Ltd.	1,018,303	204

K Wah International Holdings Ltd.	780,802	294

Kerry Properties Ltd.	404,599	1,140

Link REIT	1,425,126	12,147

LVGEM China Real Estate Investment Co. Ltd.*	454,000	50

Poly Property Group Co. Ltd.	1,245,000	313

Prosperity REIT	862,000	314

Road King Infrastructure Ltd.	117,000	101

Shanghai Industrial Urban Development Group Ltd.	854,000	77

Shenzhen Investment Ltd.	1,865,191	415

Shimao Group Holdings Ltd.	817,369	457

Shun Tak Holdings Ltd.*	962,000	210

Sino Land Co. Ltd.	2,284,299	2,949

Sun Hung Kai Properties Ltd.	888,925	10,589

Sunlight Real Estate Investment Trust	692,000	341

Swire Properties Ltd.	804,800	1,995

Wharf Holdings (The) Ltd.	942,317	2,865

Wharf Real Estate Investment Co. Ltd.	1,141,317	5,640

Yuexiu Property Co. Ltd.	933,288	925

Yuexiu Real Estate Investment Trust	1,463,940	629

Zensun Enterprises Ltd.	306,000	145

Zhuguang Holdings Group Co. Ltd.	1,028,000	172

		88,589

India – 0.7%

Brigade Enterprises Ltd.	70,718	480

Brookfield India Real Estate Trust	69,503	286

DLF Ltd.	422,572	2,105

Embassy Office Parks REIT	295,748	1,446

Godrej Properties Ltd.*	86,236	1,889

Indiabulls Real Estate Ltd.*	127,362	168

Mindspace Business Parks REIT	94,704	432

Oberoi Realty Ltd.*	87,036	1,073

Phoenix Mills (The) Ltd.	64,697	934

Prestige Estates Projects Ltd.	99,964	647

Sunteck Realty Ltd.	36,522	210

		9,670

See Notes to the Financial Statements.

EQUITY FUNDS   100   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Indonesia – 0.1%

Ciputra Development Tbk PT	6,406,936	$463

Lippo Karawaci Tbk PT*	9,866,810	90

Pakuwon Jati Tbk PT*	11,677,340	393

Rimo International Lestari Tbk PT(2) *	42,545,100	74

Summarecon Agung Tbk PT*	6,767,396	363

		1,383

Ireland – 0.1%

Hibernia REIT PLC	470,279	842

Irish Residential Properties REIT PLC	315,643	506

		1,348

Israel – 0.8%

AFI Properties Ltd.	7,573	450

Amot Investments Ltd.	153,227	1,147

Azrieli Group Ltd.	29,165	2,559

Blue Square Real Estate Ltd.	3,725	319

Electra Real Estate Ltd.	15,939	302

Gav-Yam Lands Corp. Ltd.	94,806	1,112

Israel Canada T.R Ltd.	76,659	419

Isras Investment Co. Ltd.	1,184	295

Mega Or Holdings Ltd.	16,291	635

Melisron Ltd.*	14,543	1,207

Mivne Real Estate KD Ltd.	411,119	1,606

Prashkovsky Investments and Construction Ltd.	4,581	220

Property & Building Corp. Ltd.*	2,040	274

Reit 1 Ltd.	124,414	840

Summit Real Estate Holdings Ltd.*	25,887	591

YH Dimri Construction & Development Ltd.	5,366	497

		12,473

Italy – 0.0%

Immobiliare Grande Distribuzione SIIQ S.p.A.*	28,578	138

Japan – 8.9%

Activia Properties, Inc.	484	1,686

Advance Residence Investment Corp.	885	2,502

Aeon Mall Co. Ltd.	70,066	932

AEON REIT Investment Corp.	1,064	1,315

Comforia Residential REIT, Inc.	414	1,117

CRE Logistics REIT, Inc.	348	593

Daiwa House Industry Co. Ltd.	386,100	10,087

Daiwa House REIT Investment Corp.	1,488	4,004

Daiwa Office Investment Corp.	217	1,347

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Japan – 8.9% continued

Daiwa Securities Living Investments Corp.	1,267	$1,197

Frontier Real Estate Investment Corp.	325	1,351

Fukuoka REIT Corp.	444	611

Global One Real Estate Investment Corp.	671	617

GLP J-REIT	2,883	4,388

Goldcrest Co. Ltd.	11,400	157

Hankyu Hanshin REIT, Inc.	427	539

Heiwa Real Estate Co. Ltd.	21,700	703

Heiwa Real Estate REIT, Inc.	627	769

Hoshino Resorts REIT, Inc.	150	840

Hulic Co. Ltd.	264,140	2,372

Hulic REIT, Inc.	897	1,226

Ichigo Office REIT Investment Corp.	823	595

Ichigo, Inc.	155,400	399

Industrial & Infrastructure Fund Investment Corp.	1,261	1,910

Invincible Investment Corp.	4,063	1,404

Itochu Advance Logistics Investment Corp.	395	512

Japan Excellent, Inc.	848	939

Japan Hotel REIT Investment Corp.	3,071	1,566

Japan Logistics Fund, Inc.	544	1,418

Japan Metropolitan Fund Invest	4,750	4,014

Japan Prime Realty Investment Corp.	548	1,796

Japan Real Estate Investment Corp.	853	4,470

Katitas Co. Ltd.	35,600	979

Keihanshin Building Co. Ltd.	20,000	245

Kenedix Office Investment Corp.	293	1,755

Kenedix Residential Next Investment Corp.	642	1,124

Kenedix Retail REIT Corp.	404	925

LaSalle Logiport REIT	1,197	1,722

Leopalace21 Corp.*	102,200	168

Mirai Corp.	1,036	450

Mitsubishi Estate Co. Ltd.	806,280	11,991

Mitsubishi Estate Logistics REIT Investment Corp.	291	1,131

Mitsui Fudosan Co. Ltd.	625,062	13,373

Mitsui Fudosan Logistics Park, Inc.	344	1,623

Mori Hills REIT Investment Corp.	1,045	1,294

Mori Trust Hotel Reit, Inc.	233	242

Mori Trust Sogo Reit, Inc.	643	754

Nippon Accommodations Fund, Inc.	303	1,590

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 101 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Japan – 8.9% continued

Nippon Building Fund, Inc.	1,014	$5,758

Nippon Prologis REIT, Inc.	1,395	4,080

NIPPON REIT Investment Corp.	313	981

Nomura Real Estate Holdings, Inc.	81,100	1,942

Nomura Real Estate Master Fund, Inc.	2,903	3,838

NTT UD REIT Investment Corp.	914	1,208

One REIT, Inc.	165	406

Orix JREIT, Inc.	1,804	2,446

SAMTY Co. Ltd.	22,100	397

Samty Residential Investment Corp.	227	234

Sekisui House Reit, Inc.	2,906	1,923

SOSiLA Logistics REIT, Inc.	455	600

Star Asia Investment Corp.	1,037	529

Starts Proceed Investment Corp.	148	289

Sumitomo Realty & Development Co. Ltd.	211,425	5,844

Sun Frontier Fudousan Co. Ltd.	18,700	160

Takara Leben Real Estate Investment Corp.	377	381

TKP Corp.*	6,600	69

TOC Co. Ltd.	24,200	131

Tokyo Tatemono Co. Ltd.	128,200	1,920

Tokyu REIT, Inc.	580	941

Tosei Corp.	20,800	198

United Urban Investment Corp.	1,998	2,300

		133,317

Kuwait – 0.1%

Mabanee Co. KPSC	400,711	1,210

National Real Estate Co. KPSC*	566,445	430

		1,640

Malaysia – 0.2%

Axis Real Estate Investment Trust	980,400	434

IGB Real Estate Investment Trust	1,111,200	404

IOI Properties Group Bhd.	988,200	230

Mah Sing Group Bhd.	556,400	90

Matrix Concepts Holdings Bhd.	323,200	182

Sime Darby Property Bhd.	1,331,200	186

SP Setia Bhd. Group	969,669	290

Sunway Real Estate Investment Trust	1,247,000	418

YTL Hospitality REIT	202,300	47

		2,281

Mexico – 0.4%

Concentradora Fibra Danhos S.A. de C.V.	169,853	202

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Mexico – 0.4% continued

Corp. Inmobiliaria Vesta S.A.B. de C.V.	455,500	$870

Fibra Uno Administracion S.A. de C.V.	2,133,133	2,499

Macquarie Mexico Real Estate Management S.A. de C.V.	536,489	645

PLA Administradora Industrial S de RL de C.V.	545,600	764

Prologis Property Mexico S.A. de C.V.	328,891	862

		5,842

Netherlands – 0.1%

Eurocommercial Properties N.V.	27,239	745

NSI N.V.	14,101	619

Vastned Retail N.V.	6,377	191

Wereldhave N.V.	21,245	414

		1,969

New Zealand – 0.2%

Argosy Property Ltd.	555,916	530

Goodman Property Trust	759,431	1,240

Kiwi Property Group Ltd.	1,067,983	813

Precinct Properties New Zealand Ltd.	936,432	1,017

		3,600

Norway – 0.1%

Entra ASA	43,285	868

Selvaag Bolig ASA	31,182	176

		1,044

Philippines – 0.7%

AREIT, Inc.	316,600	280

Ayala Land, Inc.	5,538,781	3,744

Filinvest Land, Inc.	5,653,989	118

Filinvest REIT Corp.	1,412,400	194

Megaworld Corp.	7,631,001	443

Robinsons Land Corp.	1,485,096	586

SM Prime Holdings, Inc.	6,913,253	5,045

Vista Land & Lifescapes, Inc.	1,500,400	76

		10,486

Qatar – 0.1%

Barwa Real Estate Co.	1,301,592	1,248

United Development Co. QSC	1,189,543	480

		1,728

Romania – 0.1%

NEPI Rockcastle PLC	291,519	1,932

Russia – 0.0%

LSR Group PJSC(2)	30,351	—

See Notes to the Financial Statements.

EQUITY FUNDS   102   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Saudi Arabia – 0.2%

Arriyadh Development Co.	62,018	$455

Dar Al Arkan Real Estate Development Co.*	364,223	1,059

Emaar Economic City*	273,980	852

Jadwa REIT Saudi Fund	50,039	194

Saudi Real Estate Co.*	67,218	378

		2,938

Singapore – 2.7%

AIMS APAC REIT	352,900	361

ARA LOGOS Logistics Trust	925,865	580

Ascendas India Trust	570,300	499

Ascendas Real Estate Investment Trust	2,295,834	4,951

Ascott Residence Trust	1,296,714	1,077

CapitaLand China Trust	809,927	721

CapitaLand Integrated Commercial Trust	3,323,514	5,504

CDL Hospitality Trusts	499,892	473

City Developments Ltd.	283,400	1,640

Cromwell European Real Estate Investment Trust	215,971	545

ESR-REIT	1,959,430	620

Far East Hospitality Trust	564,603	270

Frasers Centrepoint Trust	692,809	1,243

Frasers Hospitality Trust	402,000	158

Frasers Logistics & Commercial Trust	1,885,146	2,023

Keppel DC REIT	943,734	1,584

Keppel Pacific Oak U.S. REIT	577,000	423

Keppel REIT	1,274,720	1,144

Lendlease Global Commercial REIT	595,400	340

Manulife U.S. Real Estate Investment Trust	921,503	621

Mapletree Commercial Trust	1,477,154	2,054

Mapletree Industrial Trust	1,347,632	2,668

Mapletree Logistics Trust	2,111,191	2,872

Mapletree North Asia Commercial Trust	1,563,800	1,414

OUE Commercial Real Estate Investment Trust	1,414,800	437

OUE Ltd.	195,100	190

Parkway Life Real Estate Investment Trust	268,600	929

Prime U.S. REIT	363,100	274

Sasseur Real Estate Investment Trust	364,000	227

SPH REIT	695,400	497

Starhill Global REIT	990,090	444

Suntec Real Estate Investment Trust	1,357,791	1,747

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Singapore – 2.7% continued

UOL Group Ltd.	319,197	$1,655

Yanlord Land Group Ltd.	415,300	378

		40,563

South Africa – 0.5%

Equites Property Fund Ltd.	447,506	701

Growthpoint Properties Ltd.	2,312,021	2,328

Hyprop Investments Ltd.	239,648	572

Investec Property Fund Ltd.	429,880	353

Redefine Properties Ltd.	4,594,333	1,450

Resilient REIT Ltd.	205,281	856

Vukile Property Fund Ltd.	473,856	455

		6,715

South Korea – 0.1%

Dongwon Development Co. Ltd.	28,359	126

JR Global Reit	70,463	324

LOTTE REIT Co. Ltd.	80,509	384

SK D&D Co. Ltd.	6,930	171

		1,005

Spain – 0.3%

Inmobiliaria Colonial Socimi S.A.*	203,982	1,853

Lar Espana Real Estate Socimi S.A.	42,362	232

Merlin Properties Socimi S.A.	242,286	2,812

Metrovacesa S.A.*	25,303	214

		5,111

Sweden – 2.1%

Atrium Ljungberg AB, Class B	30,961	630

Castellum AB	178,980	4,414

Catena AB	19,541	1,182

Cibus Nordic Real Estate AB	25,514	678

Corem Property Group AB, Class B	420,518	1,090

Dios Fastigheter AB	59,554	644

Fabege AB	181,638	2,679

Fastighets AB Balder, Class B*	71,979	4,710

Hufvudstaden AB, Class A	76,957	1,086

K-fast Holding AB*	41,233	291

Nyfosa AB	123,773	1,764

Pandox AB*	64,660	972

Platzer Fastigheter Holding AB, Class B	41,898	517

Sagax AB, Class B	109,092	3,300

Samhallsbyggnadsbolaget i Norden AB	616,080	2,744

Samhallsbyggnadsbolaget i Norden AB, Class D	101,948	298

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 103 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Sweden – 2.1% continued

Wallenstam AB, Class B	111,621	$1,615

Wihlborgs Fastigheter AB	94,486	1,966

		30,580

Switzerland – 1.0%

Allreal Holding A.G. (Registered)	10,024	2,147

Intershop Holding A.G.	735	508

IWG PLC*	515,416	1,760

Mobimo Holding A.G. (Registered)*	4,408	1,405

PSP Swiss Property A.G. (Registered)	31,251	4,101

Swiss Prime Site A.G. (Registered)	51,747	5,101

		15,022

Taiwan – 0.3%

Cathay Real Estate Development Co. Ltd.	370,000	244

Chong Hong Construction Co. Ltd.	121,000	309

Farglory Land Development Co. Ltd.	158,000	376

Highwealth Construction Corp.	529,800	838

Huaku Development Co. Ltd.	156,000	490

Kindom Development Co. Ltd.	229,900	289

Prince Housing & Development Corp.	696,000	319

Ruentex Development Co. Ltd.	797,300	2,200

		5,065

Thailand – 0.5%

Amata Corp. PCL NVDR	599,935	397

AP Thailand PCL (Registered)	441,405	146

AP Thailand PCL NVDR	1,109,404	366

Central Pattana PCL (Registered)	581,626	1,026

Central Pattana PCL NVDR	827,798	1,460

Land & Houses PCL NVDR	5,816,300	1,659

Origin Property PCL NVDR	475,400	162

Pruksa Holding PCL NVDR	509,300	209

Quality Houses PCL NVDR	5,105,700	352

Sansiri PCL NVDR	7,774,766	284

SC Asset Corp. PCL (Registered)	747,984	86

SC Asset Corp. PCL NVDR	332,924	38

Singha Estate PCL NVDR*	1,939,300	115

Supalai PCL (Registered)	280,445	183

Supalai PCL NVDR	627,300	409

WHA Corp. PCL NVDR	5,754,100	583

		7,475

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

United Arab Emirates – 0.3%

Aldar Properties PJSC	2,624,753	$3,512

Emaar Development PJSC*	697,651	841

		4,353

United Kingdom – 4.1%

Assura PLC	2,034,878	1,787

Big Yellow Group PLC	119,803	2,411

BMO Commercial Property Trust Ltd.	522,854	791

British Land (The) Co. PLC	602,856	4,176

Capital & Counties Properties PLC	477,670	1,094

Civitas Social Housing PLC	436,164	500

CLS Holdings PLC	121,818	319

Custodian REIT PLC	283,762	379

Derwent London PLC	68,655	2,886

Empiric Student Property PLC	378,385	454

Grainger PLC	511,552	1,954

Great Portland Estates PLC	155,495	1,450

Hammerson PLC	2,078,502	900

Helical PLC	78,607	423

Home Reit PLC	371,145	604

Land Securities Group PLC	481,926	4,947

LondonMetric Property PLC	639,768	2,314

LXI REIT PLC	631,342	1,225

Picton Property Income (The) Ltd.	370,240	477

Primary Health Properties PLC	908,564	1,764

Regional REIT Ltd.	275,257	316

Safestore Holdings PLC	142,616	2,503

Secure Income REIT PLC	191,866	1,139

Segro PLC	816,040	14,375

Shaftesbury PLC	133,065	1,073

Target Healthcare REIT PLC	427,222	629

Tritax Big Box REIT PLC	1,279,348	4,049

UK Commercial Property REIT Ltd.	543,366	629

UNITE Group (The) PLC	229,828	3,482

Urban Logistics REIT PLC	307,605	770

Warehouse Reit PLC	269,511	614

Watkin Jones PLC	147,740	496

Workspace Group PLC	94,185	844

		61,774

United States – 54.4%

Acadia Realty Trust	60,243	1,306

Agree Realty Corp.	47,406	3,146

Alexander’s, Inc.	1,406	360

Alexandria Real Estate Equities, Inc.	100,176	20,160

See Notes to the Financial Statements.

EQUITY FUNDS   104   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

United States – 54.4% continued

American Assets Trust, Inc.	35,712	$1,353

American Campus Communities, Inc.	95,144	5,325

American Homes 4 Rent, Class A	203,576	8,149

Americold Realty Trust	182,433	5,086

Apartment Income REIT Corp.	106,253	5,680

Apartment Investment and Management Co., Class A*	98,237	719

Apple Hospitality REIT, Inc.	149,053	2,679

AvalonBay Communities, Inc.	95,133	23,628

Boston Properties, Inc.	101,139	13,027

Brandywine Realty Trust	117,303	1,659

Brixmor Property Group, Inc.	203,071	5,241

Broadstone Net Lease, Inc.	110,783	2,413

Camden Property Trust	69,333	11,523

CareTrust REIT, Inc.	66,808	1,289

Centerspace	9,908	972

Chatham Lodging Trust*	30,450	420

Community Healthcare Trust, Inc.	16,510	697

Corporate Office Properties Trust	76,377	2,180

Cousins Properties, Inc.	101,816	4,102

CubeSmart	148,631	7,733

DiamondRock Hospitality Co.*	144,287	1,457

Digital Realty Trust, Inc.	192,958	27,361

DigitalBridge Group, Inc.*	353,229	2,543

Diversified Healthcare Trust	149,895	480

Douglas Emmett, Inc.	119,226	3,985

Duke Realty Corp.	258,475	15,007

Eagle Hospitality Trust(2) *	496,400	34

Easterly Government Properties, Inc.	57,057	1,206

EastGroup Properties, Inc.	27,523	5,595

Empire State Realty Trust, Inc., Class A	96,092	944

Equinix, Inc.	61,222	45,403

Equity Commonwealth*	81,441	2,297

Equity Commonwealth - (Fractional Shares)(2) *	75,000	—

Equity LifeStyle Properties, Inc.	119,005	9,102

Equity Residential	242,426	21,799

Essex Property Trust, Inc.	44,342	15,319

Extra Space Storage, Inc.	90,908	18,691

Federal Realty Investment Trust	47,844	5,840

First Industrial Realty Trust, Inc.	88,126	5,456

Four Corners Property Trust, Inc.	52,868	1,430

Franklin Street Properties Corp.	61,084	360

FRP Holdings, Inc.*	4,275	247

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

United States – 54.4% continued

Getty Realty Corp.	26,626	$762

Gladstone Commercial Corp.	24,823	547

Global Medical REIT, Inc.	42,910	700

Global Net Lease, Inc.	69,476	1,093

Healthcare Realty Trust, Inc.	100,220	2,754

Healthcare Trust of America, Inc., Class A	150,421	4,714

Healthpeak Properties, Inc.	367,451	12,615

Highwoods Properties, Inc.	71,611	3,276

Host Hotels & Resorts, Inc.	487,115	9,465

Howard Hughes (The) Corp.*	28,172	2,919

Hudson Pacific Properties, Inc.	103,761	2,879

Independence Realty Trust, Inc.	70,422	1,862

Industrial Logistics Properties Trust	45,433	1,030

Innovative Industrial Properties, Inc.	16,383	3,365

Invitation Homes, Inc.	406,524	16,334

Iron Mountain, Inc.	197,003	10,916

JBG SMITH Properties	78,634	2,298

Kennedy-Wilson Holdings, Inc.	86,286	2,105

Kilroy Realty Corp.	71,660	5,476

Kimco Realty Corp.	420,360	10,383

Kite Realty Group Trust	150,170	3,419

Life Storage, Inc.	55,567	7,803

LTC Properties, Inc.	27,554	1,060

LXP Industrial Trust	190,528	2,991

Macerich (The) Co.	143,597	2,246

Medical Properties Trust, Inc.	406,033	8,584

Mid-America Apartment Communities, Inc.	78,190	16,377

National Health Investors, Inc.	29,926	1,766

National Retail Properties, Inc.	120,075	5,396

National Storage Affiliates Trust	57,983	3,639

Necessity Retail REIT (The), Inc.	80,992	641

NETSTREIT Corp.	26,928	604

NexPoint Residential Trust, Inc.	15,239	1,376

Office Properties Income Trust	31,509	811

Omega Healthcare Investors, Inc.	162,692	5,070

One Liberty Properties, Inc.	11,349	349

Orion Office REIT, Inc.	36,282	508

Paramount Group, Inc.	115,741	1,263

Park Hotels & Resorts, Inc.	160,278	3,130

Pebblebrook Hotel Trust	90,445	2,214

Phillips Edison & Co., Inc.	13,631	469

Physicians Realty Trust	150,311	2,636

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 105 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

United States – 54.4% continued

Piedmont Office Realty Trust, Inc., Class A	84,219	$1,450

Plymouth Industrial REIT, Inc.	21,353	579

Prologis, Inc.	502,573	81,156

PS Business Parks, Inc.	13,880	2,333

Public Storage	107,244	41,855

Realty Income Corp.	385,234	26,697

Regency Centers Corp.	105,197	7,505

Retail Opportunity Investments Corp.	83,009	1,610

Rexford Industrial Realty, Inc.	102,620	7,654

RLJ Lodging Trust	113,392	1,597

RPT Realty	57,283	789

Ryman Hospitality Properties, Inc.*	35,877	3,328

Sabra Health Care REIT, Inc.	157,551	2,346

Saul Centers, Inc.	10,164	536

Seritage Growth Properties, Class A*	22,147	280

Service Properties Trust	108,542	958

Simon Property Group, Inc.	223,675	29,427

SITE Centers Corp.	115,488	1,930

SL Green Realty Corp.	45,732	3,713

Spirit Realty Capital, Inc.	84,466	3,887

STAG Industrial, Inc.	119,696	4,949

STORE Capital Corp.	167,205	4,887

Summit Hotel Properties, Inc.*	74,472	742

Sun Communities, Inc.	79,016	13,851

Sunstone Hotel Investors, Inc.*	150,328	1,771

Tanger Factory Outlet Centers, Inc.	68,831	1,183

Terreno Realty Corp.	50,484	3,738

UDR, Inc.	210,724	12,089

UMH Properties, Inc.	33,411	822

Universal Health Realty Income Trust	9,357	546

Urban Edge Properties	79,583	1,520

Urstadt Biddle Properties, Inc., Class A	20,907	393

Ventas, Inc.	271,935	16,795

Veris Residential, Inc.*	49,707	864

Vornado Realty Trust	110,988	5,030

Washington Real Estate Investment Trust	57,500	1,466

Welltower, Inc.	296,312	28,487

WP Carey, Inc.	127,031	10,269

Xenia Hotels & Resorts, Inc.*	77,681	1,499

		811,779
Total Common Stocks
(Cost $938,613)		1,460,533

	NUMBER OF SHARES	VALUE (000S)

RIGHTS – 0.0%

Singapore – 0.0%

Rts. Lendlease Gbl. Comme*	172,666	$7
Total Rights
(Cost $—)		7

INVESTMENT COMPANIES – 1.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(4) (5)	23,489,988	23,490
Total Investment Companies
(Cost $23,490)		23,490

Total Investments – 99.4%
(Cost $962,103)		1,484,030

Other Assets less Liabilities – 0.6%		8,852
Net Assets – 100.0%		$1,492,882

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.

(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(3)

Restricted security that has been deemed illiquid. At March 31, 2022, the value of these restricted illiquid securities amounted to approximately $0 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

BGP Holdings PLC	12/2/09	$—

(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2022 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

C.V.A. – Credit Valuation Adjustment

EAFE – Europe, Australasia and the Far East

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS   106   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

At March 31, 2022, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Citibank	United States Dollar	488	Australian Dollar	666	6/15/22	$ 11

Citibank	United States Dollar	94	Canadian Dollar	120	6/15/22	2

Citibank	United States Dollar	558	Singapore Dollar	759	6/15/22	1

Citibank	United States Dollar	256	Swedish Krona	2,469	6/15/22	7

Toronto-Dominion	Hong Kong		United States

Bank	Dollar	1,145	Dollar	146	6/15/22	—*

Subtotal Appreciation						21

BNP	United States Dollar	147	Japanese Yen	17,170	6/15/22	(6)

BNY Mellon	Norwegian Krone	590	United States Dollar	66	6/15/22	(1)

Toronto-Dominion Bank	British Pound	264	United States Dollar	345	6/15/22	(1)

Toronto-Dominion Bank	Euro	491	United States Dollar	542	6/15/22	(3)

UBS	Swiss Franc	390	United States Dollar	421	6/15/22	(3)

Subtotal Depreciation						(14)
Total						$ 7

*	Amounts round to less than a thousand.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500 (United States Dollar)	8	$ 1,812	Long	6/22	$ 80

E-Mini S&P MidCap 400 (United States Dollar)	49	13,177	Long	6/22	294

MSCI EAFE Index (United States Dollar)	52	5,575	Long	6/22	201

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI Emerging Markets Index (United States Dollar)	134	$ 7,541	Long	6/22	$200

S&P/TSX 60 Index (Canadian Dollar)	18	3,793	Long	6/22	38

Total					$813

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	56.4%

Japanese Yen	8.9

Hong Kong Dollar	7.3

Euro	6.0

All other currencies less than 5%	20.8

Total Investments	99.4

Other Assets less Liabilities	0.6

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2022 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments. Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 107 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued	MARCH 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:

Brazil	$3,807	$—	$—	$3,807

Canada	23,800	—	—	23,800

Chile	945	—	—	945

China	42	29,956	—	29,998

Egypt	390	106	—	496

Indonesia	—	1,309	74	1,383

Mexico	5,842	—	—	5,842

United States	811,745	—	34	811,779

All Other Countries(1)	—	582,483	—	582,483
Total Common Stocks	846,571	613,854	108	1,460,533
Rights	—	7	—	7

Investment Companies	23,490	—	—	23,490
Total Investments	$870,061	$613,861	$108	$1,484,030

OTHER FINANCIAL INSTRUMENTS
Assets

Forward Foreign Currency Exchange Contracts	$—	$21	$—	$21

Futures Contracts	813	—	—	813
Liabilities

Forward Foreign Currency Exchange Contracts	—	(14)	—	(14)
Total Other Financial Instruments	$813	$7	$—	$820
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   108   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

GLOBAL SUSTAINABILITY INDEX FUND	MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1)

Argentina – 0.2%

MercadoLibre, Inc.*	2,235	$2,658

Australia – 2.0%

APA Group	59,581	473

Aristocrat Leisure Ltd.	29,434	798

ASX Ltd.	9,400	571

Aurizon Holdings Ltd.	89,894	247

Australia & New Zealand Banking Group Ltd.	138,303	2,834

BlueScope Steel Ltd.	24,684	381

Brambles Ltd.	69,584	513

Cochlear Ltd.	3,307	551

Coles Group Ltd.	65,500	873

Commonwealth Bank of Australia	83,867	6,585

Computershare Ltd.	25,855	473

Dexus	54,401	443

Evolution Mining Ltd.	92,388	300

Fortescue Metals Group Ltd.	81,908	1,257

Goodman Group	81,070	1,377

GPT Group (The)	95,452	367

Insurance Australia Group Ltd.	119,995	391

Lendlease Corp. Ltd.	34,511	287

Macquarie Group Ltd.	16,668	2,507

Mineral Resources Ltd.	8,828	345

Mirvac Group	200,988	372

Newcrest Mining Ltd.	44,265	879

Northern Star Resources Ltd.	54,567	432

Orica Ltd.	21,814	258

QBE Insurance Group Ltd.	72,810	621

Ramsay Health Care Ltd.	8,996	436

REA Group Ltd.	2,682	268

SEEK Ltd.	16,340	360

Sonic Healthcare Ltd.	21,948	578

Stockland	118,228	373

Telstra Corp. Ltd.	198,067	584

Transurban Group	148,022	1,491

Vicinity Centres	189,539	262

Woodside Petroleum Ltd.	49,271	1,176

		29,663

Austria – 0.1%

Erste Group Bank A.G.	16,989	616

OMV A.G.	7,273	347

voestalpine A.G.	5,796	172

		1,135

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

Belgium – 0.2%

Etablissements Franz Colruyt N.V.	2,191	$91

KBC Group N.V.	12,141	873

Solvay S.A., Class A	3,723	366

UCB S.A.	6,111	732

Umicore S.A.	9,560	413

		2,475

Canada – 3.9%

Agnico Eagle Mines Ltd.	22,070	1,351

Algonquin Power & Utilities Corp.	34,275	532

Alimentation Couche-Tard, Inc.	41,871	1,886

Aurora Cannabis, Inc.(2) *	—	—

Ballard Power Systems, Inc.*	10,003	116

Bank of Montreal	31,921	3,756

Bank of Nova Scotia (The)	59,809	4,287

Brookfield Asset Management, Inc., Class A	69,535	3,931

CAE, Inc.*	15,364	400

Cameco Corp.	19,216	560

Canadian Apartment Properties REIT	4,643	199

Canadian Imperial Bank of Commerce	22,210	2,696

Canadian National Railway Co.	34,799	4,668

Canadian Tire Corp. Ltd., Class A	2,733	413

Canopy Growth Corp.*	9,429	71

Enbridge, Inc.	99,616	4,586

FirstService Corp.	1,913	277

Fortis, Inc.	22,923	1,134

Franco-Nevada Corp.	9,221	1,467

Gildan Activewear, Inc.	9,318	349

Hydro One Ltd.	15,062	406

Intact Financial Corp.	8,513	1,258

Keyera Corp.	10,691	271

Kinross Gold Corp.	63,517	373

Loblaw Cos. Ltd.	8,296	744

Lululemon Athletica, Inc.*	5,837	2,132

Lundin Mining Corp.	32,275	327

Magna International, Inc.	13,908	893

Manulife Financial Corp.	96,603	2,060

Metro, Inc.	12,286	707

National Bank of Canada	16,802	1,288

Nutrien Ltd.	28,081	2,903

Parkland Corp.	6,682	198

Pembina Pipeline Corp.	27,365	1,028

Ritchie Bros. Auctioneers, Inc.	5,347	316

Rogers Communications, Inc., Class B	17,270	978

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 109 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

Canada – 3.9% continued

Shopify, Inc., Class A*	5,597	$3,785

Sun Life Financial, Inc.	29,077	1,623

TELUS Corp.	1,455	38

TELUS Corp. (Toronto Exchange)	21,510	562

Thomson Reuters Corp.	8,235	894

TMX Group Ltd.	2,791	287

Toromont Industries Ltd.	4,228	401

Wheaton Precious Metals Corp.	22,465	1,068

WSP Global, Inc.	5,690	755

		57,974

Chile – 0.0%

Antofagasta PLC	19,087	417

Denmark – 1.1%

Ambu A/S, Class B	9,502	139

Chr Hansen Holding A/S	5,020	369

Coloplast A/S, Class B	5,809	880

Demant A/S*	5,762	261

Genmab A/S*	3,189	1,155

GN Store Nord A/S	6,390	312

Novo Nordisk A/S, Class B	82,882	9,179

Novozymes A/S, Class B	9,822	672

Orsted A/S(3)	9,106	1,147

Pandora A/S	4,997	473

Tryg A/S	17,099	414

Vestas Wind Systems A/S	49,797	1,470

		16,471

Finland – 0.4%

Elisa OYJ	7,188	433

Kesko OYJ, Class B	13,335	368

Neste OYJ	20,652	941

Nordea Bank Abp	158,119	1,628

Orion OYJ, Class B	4,940	224

Stora Enso OYJ (Registered)	29,253	573

UPM-Kymmene OYJ	25,960	847

Wartsila OYJ Abp	23,048	211

		5,225

France – 2.9%

Accor S.A.*	8,383	269

Air Liquide S.A.	23,320	4,080

Alstom S.A.	15,354	358

Amundi S.A.(3)	3,108	212

AXA S.A.	95,858	2,799

BNP Paribas S.A.	55,457	3,158

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

France – 2.9% continued

Bouygues S.A.	11,428	$398

Bureau Veritas S.A.	14,882	425

Carrefour S.A.	30,133	654

Cie Generale des Etablissements Michelin S.C.A.	8,191	1,107

CNP Assurances	8,347	201

Covivio	2,554	203

Danone S.A.	32,298	1,779

Eiffage S.A.	4,184	429

EssilorLuxottica S.A.	14,150	2,583

Eurazeo S.E.	1,705	143

Gecina S.A.	2,354	296

Kering S.A.	3,696	2,335

Klepierre S.A.*	9,146	243

L’Oreal S.A.	12,360	4,947

Orange S.A.	97,246	1,150

Publicis Groupe S.A.	11,523	700

Schneider Electric S.E.	26,624	4,445

SEB S.A.	1,312	183

Societe Generale S.A.	39,456	1,056

Teleperformance	2,844	1,084

TotalEnergies S.E.	123,405	6,261

Unibail-Rodamco-Westfield*	6,213	465

Valeo	10,401	191

Vivendi S.E.	38,778	506

Wendel S.E.	1,379	140

		42,800

Germany – 2.0%

adidas A.G.	9,391	2,193

Allianz S.E. (Registered)	20,100	4,800

BASF S.E.	45,233	2,579

Bayerische Motoren Werke A.G.	16,259	1,408

Beiersdorf A.G.	5,032	529

Brenntag S.E.	7,507	607

Commerzbank A.G.*	46,361	354

Delivery Hero S.E.(3) *	7,876	347

Deutsche Boerse A.G.	9,381	1,685

Deutsche Post A.G. (Registered)	48,826	2,345

HeidelbergCement A.G.	7,224	413

HelloFresh S.E.*	7,976	361

Henkel A.G. & Co. KGaA	5,063	336

LANXESS A.G.	4,235	187

LEG Immobilien S.E.	3,654	417

Merck KGaA	6,389	1,338

See Notes to the Financial Statements.

EQUITY FUNDS   110   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

Germany – 2.0% continued

MTU Aero Engines A.G.	2,673	$621

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	6,903	1,849

Puma S.E.	5,235	447

SAP S.E.	51,385	5,734

Symrise A.G.	6,507	781

Telefonica Deutschland Holding A.G.	58,337	159

		29,490

Hong Kong – 0.4%

BOC Hong Kong Holdings Ltd.	179,000	674

CK Infrastructure Holdings Ltd.	35,500	237

ESR Cayman Ltd.*	91,800	284

Hang Seng Bank Ltd.	37,678	725

HKT Trust & HKT Ltd.	182,000	250

Hong Kong & China Gas Co. Ltd.	546,463	661

Hong Kong Exchanges & Clearing Ltd.	59,315	2,795

MTR Corp. Ltd.	76,126	411

Swire Pacific Ltd., Class A	25,000	153

Swire Properties Ltd.	58,278	144

		6,334

Ireland – 1.3%

Accenture PLC, Class A	31,068	10,477

Allegion PLC	4,320	474

Aptiv PLC*	13,423	1,607

CRH PLC	38,501	1,542

DCC PLC	4,594	356

James Hardie Industries PLC - CDI	21,858	658

Jazz Pharmaceuticals PLC*	2,960	461

Kerry Group PLC, Class A	7,743	865

Kingspan Group PLC	7,495	728

Trane Technologies PLC	11,734	1,792

		18,960

Israel – 0.1%

Bank Hapoalim B.M.	56,330	556

Bank Leumi Le-Israel B.M.	68,459	735

CyberArk Software Ltd.*	1,928	325

		1,616

Italy – 0.4%

Amplifon S.p.A.	6,088	272

Assicurazioni Generali S.p.A.	53,613	1,227

Enel S.p.A.	401,152	2,679

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

Italy – 0.4% continued

Intesa Sanpaolo S.p.A.	815,901	$1,865

Tenaris S.A.	22,918	345

		6,388

Japan – 6.5%

Aeon Co. Ltd.	32,100	685

Ajinomoto Co., Inc.	22,700	645

ANA Holdings, Inc.*	8,100	169

Asahi Kasei Corp.	60,800	526

Astellas Pharma, Inc.	92,000	1,442

Azbil Corp.	6,000	200

Bridgestone Corp.	27,700	1,072

Capcom Co. Ltd.	8,900	215

Central Japan Railway Co.	7,000	912

Chugai Pharmaceutical Co. Ltd.	32,430	1,085

CyberAgent, Inc.	19,600	243

Dai Nippon Printing Co. Ltd.	11,500	270

Daifuku Co. Ltd.	5,100	364

Dai-ichi Life Holdings, Inc.	48,700	991

Daikin Industries Ltd.	12,300	2,239

Daiwa House Industry Co. Ltd.	27,400	716

Denso Corp.	21,400	1,366

East Japan Railway Co.	14,700	853

Eisai Co. Ltd.	11,705	542

ENEOS Holdings, Inc.	147,300	554

Fast Retailing Co. Ltd.	2,900	1,490

FUJIFILM Holdings Corp.	17,300	1,058

Fujitsu Ltd.	9,700	1,446

Hankyu Hanshin Holdings, Inc.	11,300	327

Hikari Tsushin, Inc.	1,200	137

Hirose Electric Co. Ltd.	1,700	247

Hitachi Construction Machinery Co. Ltd.	5,500	143

Hitachi Metals Ltd.*	11,600	194

Hoshizaki Corp.	2,700	185

Hoya Corp.	18,200	2,077

Hulic Co. Ltd.	18,900	170

Ibiden Co. Ltd.	5,100	250

Inpex Corp.	49,400	587

Isuzu Motors Ltd.	29,200	377

ITOCHU Corp.	58,500	1,984

JFE Holdings, Inc.	23,900	336

JSR Corp.	10,500	310

Kajima Corp.	22,500	274

Kansai Paint Co. Ltd.	8,700	140

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 111 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

Japan – 6.5% continued

Kao Corp.	22,900	$940

KDDI Corp.	79,400	2,608

Keio Corp.	5,200	203

Kikkoman Corp.	7,000	464

Kobayashi Pharmaceutical Co. Ltd.	2,700	216

Komatsu Ltd.	42,400	1,017

Kubota Corp.	50,000	937

Kurita Water Industries Ltd.	5,300	196

Kyowa Kirin Co. Ltd.	13,200	306

Lawson, Inc.	3,000	115

Lixil Corp.	13,800	257

Marubeni Corp.	76,500	892

Mazda Motor Corp.	30,200	223

Mercari, Inc.*	4,500	117

Mitsubishi Chemical Holdings Corp.	64,200	427

Mitsubishi Estate Co. Ltd.	57,300	852

Mitsui Chemicals, Inc.	9,000	227

Mitsui Fudosan Co. Ltd.	44,500	952

Miura Co. Ltd.	5,100	126

Mizuho Financial Group, Inc.	118,197	1,513

MS&AD Insurance Group Holdings, Inc.	21,900	712

Murata Manufacturing Co. Ltd.	28,345	1,874

NEC Corp.	11,900	499

Nintendo Co. Ltd.	5,400	2,725

Nippon Building Fund, Inc.	73	415

NIPPON EXPRESS HOLDINGS, Inc.	3,800	261

Nippon Paint Holdings Co. Ltd.	41,200	362

Nippon Steel Corp.	41,900	743

Nippon Yusen K.K.	7,900	690

Nissin Foods Holdings Co. Ltd.	3,100	218

Nitori Holdings Co. Ltd.	4,000	502

Nitto Denko Corp.	6,900	494

Nomura Holdings, Inc.	150,900	632

Nomura Real Estate Holdings, Inc.	6,200	148

Nomura Real Estate Master Fund, Inc.	220	291

Nomura Research Institute Ltd.	16,276	532

NTT Data Corp.	30,600	600

Obayashi Corp.	32,300	237

Odakyu Electric Railway Co. Ltd.	15,100	251

Omron Corp.	9,100	607

Oriental Land Co. Ltd.	9,800	1,871

ORIX Corp.	60,100	1,200

Orix JREIT, Inc.	137	186

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

Japan – 6.5% continued

Osaka Gas Co. Ltd.	17,600	$302

Otsuka Corp.	6,100	217

Pan Pacific International Holdings Corp.	21,100	338

Panasonic Corp.	106,900	1,035

Recruit Holdings Co. Ltd.	66,800	2,924

Resona Holdings, Inc.	102,100	437

Rohm Co. Ltd.	4,000	311

SCSK Corp.	8,000	137

Secom Co. Ltd.	10,400	754

Sekisui Chemical Co. Ltd.	18,400	264

Sekisui House Ltd.	29,500	572

Seven & i Holdings Co. Ltd.	37,100	1,765

SG Holdings Co. Ltd.	16,300	307

Sharp Corp.	12,500	117

Shimadzu Corp.	11,900	410

Shimizu Corp.	30,100	181

Shin-Etsu Chemical Co. Ltd.	17,500	2,667

Shionogi & Co. Ltd.	12,800	786

Shiseido Co. Ltd.	19,300	978

SoftBank Corp.	141,300	1,651

Sohgo Security Services Co. Ltd.	3,800	124

Sompo Holdings, Inc.	15,400	677

Sony Group Corp.	62,100	6,409

Stanley Electric Co. Ltd.	5,933	112

Sumitomo Chemical Co. Ltd.	69,100	317

Sumitomo Metal Mining Co. Ltd.	11,700	591

Sumitomo Mitsui Trust Holdings, Inc.	16,700	546

Suntory Beverage & Food Ltd.	6,600	252

Sysmex Corp.	8,242	598

T&D Holdings, Inc.	26,800	364

Taisei Corp.	9,600	277

Takeda Pharmaceutical Co. Ltd.	78,200	2,238

TDK Corp.	18,800	679

Terumo Corp.	31,300	948

Tobu Railway Co. Ltd.	9,600	234

Tokyo Century Corp.	1,800	66

Tokyo Electron Ltd.	7,400	3,800

Tokyo Gas Co. Ltd.	18,500	339

Tokyu Corp.	24,600	319

Toray Industries, Inc.	67,000	349

TOTO Ltd.	6,900	277

Toyo Suisan Kaisha Ltd.	4,100	147

Unicharm Corp.	19,800	704

USS Co. Ltd.	11,000	185

See Notes to the Financial Statements.

EQUITY FUNDS   112   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

Japan – 6.5% continued

West Japan Railway Co.	10,900	$452

Yakult Honsha Co. Ltd.	6,200	331

Yamaha Corp.	6,900	301

Yamaha Motor Co. Ltd.	14,900	334

Yaskawa Electric Corp.	12,000	469

Yokogawa Electric Corp.	11,200	191

Z Holdings Corp.	129,600	563

ZOZO, Inc.	5,300	141

		94,946

Jersey – 0.0%

Novocure Ltd.*	4,516	374

Netherlands – 1.7%

Aegon N.V.	89,630	473

Akzo Nobel N.V.	9,014	774

ASML Holding N.V.	20,334	13,563

ING Groep N.V.	192,388	2,011

JDE Peet’s N.V.	4,887	140

Koninklijke Ahold Delhaize N.V.	51,453	1,654

Koninklijke DSM N.V.	8,625	1,541

Koninklijke KPN N.V.	162,381	564

NN Group N.V.	13,354	673

Prosus N.V.*	46,020	2,436

Randstad N.V.	6,024	362

Wolters Kluwer N.V.	12,909	1,374

		25,565

New Zealand – 0.2%

Auckland International Airport Ltd.*	61,662	333

Fisher & Paykel Healthcare Corp. Ltd.	28,490	479

Mercury NZ Ltd.	25,535	105

Meridian Energy Ltd.	68,979	240

Ryman Healthcare Ltd.	24,360	158

Spark New Zealand Ltd.	97,516	309

Xero Ltd.*	6,545	496

		2,120

Norway – 0.4%

Aker BP ASA	6,053	226

DNB Bank ASA	44,954	1,018

Equinor ASA	48,260	1,811

Mowi ASA	21,237	573

Norsk Hydro ASA	66,753	650

Orkla ASA	36,648	326

Telenor ASA	35,448	509

		5,113

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

Portugal – 0.0%

Banco Espirito Santo S.A. (Registered)(4)*	29,034	$—

Galp Energia SGPS S.A.	24,272	307

Jeronimo Martins SGPS S.A.	13,458	323

		630

Singapore – 0.4%

CapitaLand Integrated Commercial Trust	228,873	379

Capitaland Investment Ltd.*	125,058	366

City Developments Ltd.	24,300	141

DBS Group Holdings Ltd.	89,386	2,350

Keppel Corp. Ltd.	71,300	337

Oversea-Chinese Banking Corp. Ltd.	164,600	1,496

Singapore Airlines Ltd.*	67,700	273

Singapore Exchange Ltd.	37,000	271

Singapore Telecommunications Ltd.	406,200	789

UOL Group Ltd.	24,682	128

		6,530

Spain – 0.6%

Banco Bilbao Vizcaya Argentaria S.A.	328,935	1,881

CaixaBank S.A.	219,818	741

Iberdrola S.A.	287,058	3,124

Industria de Diseno Textil S.A.	53,940	1,174

Naturgy Energy Group S.A.	9,377	280

Red Electrica Corp. S.A.	21,133	434

Repsol S.A.	70,624	928

		8,562

Sweden – 0.9%

Alfa Laval AB	15,240	524

Assa Abloy AB, Class B	49,566	1,337

Atlas Copco AB, Class A	33,315	1,729

Atlas Copco AB, Class B	19,030	863

Boliden AB	13,567	688

Electrolux AB, Class B	9,755	148

Essity AB, Class B	29,746	701

Evolution AB	8,379	855

Hennes & Mauritz AB, Class B	35,430	473

Husqvarna AB, Class B	21,805	227

Nibe Industrier AB, Class B	68,911	759

Sandvik AB	56,261	1,194

SKF AB, Class B	19,433	316

Svenska Cellulosa AB S.C.A., Class B	28,859	560

Tele2 AB, Class B	24,304	367

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 113 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

Sweden – 0.9% continued

Telefonaktiebolaget LM Ericsson, Class B	143,837	$1,316

Telia Co. AB	129,229	518

		12,575

Switzerland – 3.1%

ABB Ltd. (Registered)	81,210	2,628

Adecco Group A.G. (Registered)	8,091	366

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	49	581

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	6	725

Chubb Ltd.	21,188	4,532

Cie Financiere Richemont S.A., Class A (Registered)	25,709	3,261

Clariant A.G. (Registered)*	10,405	180

Coca-Cola HBC A.G. - CDI*	9,510	198

Garmin Ltd.	7,418	880

Geberit A.G. (Registered)	1,737	1,069

Givaudan S.A. (Registered)	455	1,873

Kuehne + Nagel International A.G. (Registered)	2,669	756

Lonza Group A.G. (Registered)	3,680	2,666

Roche Holding A.G. (Genusschein)	34,582	13,676

SGS S.A. (Registered)	292	811

Sika A.G. (Registered)	7,016	2,312

Sonova Holding A.G. (Registered)	2,589	1,080

Straumann Holding A.G. (Registered)	499	799

Swiss Life Holding A.G. (Registered)	1,527	975

Swiss Re A.G.	14,581	1,388

Swisscom A.G. (Registered)	1,266	760

Vifor Pharma A.G.*	2,315	413

Zurich Insurance Group A.G.	7,414	3,655

		45,584

United Kingdom – 4.5%

Abrdn PLC	109,625	307

Amcor PLC	74,802	847

Ashtead Group PLC	22,014	1,388

Associated British Foods PLC	17,902	389

AstraZeneca PLC	76,200	10,105

Barratt Developments PLC	51,672	352

Berkeley Group Holdings PLC*	5,814	283

British Land (The) Co. PLC	43,288	300

BT Group PLC	432,317	1,030

Burberry Group PLC	20,154	440

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

United Kingdom – 4.5% continued

CNH Industrial N.V.	50,795	$804

Coca-Cola Europacific Partners PLC	10,191	495

Compass Group PLC	88,178	1,900

Croda International PLC	6,719	690

Ferguson PLC	10,898	1,479

GlaxoSmithKline PLC	247,640	5,340

Informa PLC*	72,912	572

InterContinental Hotels Group PLC	8,898	603

Intertek Group PLC	7,831	535

J Sainsbury PLC	86,975	288

JD Sports Fashion PLC	133,625	259

Johnson Matthey PLC	10,286	252

Kingfisher PLC	101,266	338

Land Securities Group PLC	31,809	327

Legal & General Group PLC	288,874	1,024

Linde PLC	25,222	8,057

Lloyds Banking Group PLC	3,502,718	2,144

Mondi PLC	24,293	471

National Grid PLC	177,892	2,732

Next PLC	6,462	510

Ocado Group PLC*	24,569	376

Pentair PLC	7,987	433

Reckitt Benckiser Group PLC	35,156	2,687

RELX PLC (London Exchange)	95,187	2,965

Rentokil Initial PLC	90,125	621

Schroders PLC	6,428	271

Segro PLC	58,183	1,025

Spirax-Sarco Engineering PLC	3,563	584

St. James’s Place PLC	26,867	507

Standard Chartered PLC	126,681	840

Taylor Wimpey PLC	177,026	302

Tesco PLC	379,179	1,371

Unilever PLC	126,394	5,722

Vodafone Group PLC	1,343,713	2,205

Whitbread PLC*	10,190	379

Willis Towers Watson PLC	6,141	1,451

WPP PLC	56,395	738

		66,738

United States – 64.8%

3M Co.	28,403	4,229

ABIOMED, Inc.*	2,272	753

Activision Blizzard, Inc.	38,324	3,070

Adobe, Inc.*	23,402	10,662

Advance Auto Parts, Inc.	3,096	641

See Notes to the Financial Statements.

EQUITY FUNDS   114   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

United States – 64.8% continued

Aflac, Inc.	31,053	$2,000

Agilent Technologies, Inc.	14,941	1,977

Align Technology, Inc.*	3,697	1,612

Allstate (The) Corp.	14,094	1,952

Ally Financial, Inc.	17,784	773

Alphabet, Inc., Class A*	14,794	41,147

Alphabet, Inc., Class C*	14,058	39,264

AMERCO	476	284

American Express Co.	32,397	6,058

American International Group, Inc.	40,962	2,571

American Tower Corp.	22,400	5,627

American Water Works Co., Inc.	8,953	1,482

Ameriprise Financial, Inc.	5,526	1,660

AmerisourceBergen Corp.	7,572	1,171

Amgen, Inc.	27,700	6,698

Annaly Capital Management, Inc.	69,974	493

ANSYS, Inc.*	4,331	1,376

Aon PLC, Class A	10,842	3,530

Applied Materials, Inc.	44,474	5,862

Arch Capital Group Ltd.*	19,157	928

Arthur J. Gallagher & Co.	10,239	1,788

Assurant, Inc.	2,728	496

Atmos Energy Corp.	6,517	779

Autodesk, Inc.*	10,843	2,324

Automatic Data Processing, Inc.	20,742	4,720

Baker Hughes Co.	40,000	1,456

Ball Corp.	15,993	1,439

Bank of New York Mellon (The) Corp.	38,669	1,919

Baxter International, Inc.	24,685	1,914

Best Buy Co., Inc.	10,672	970

Biogen, Inc.*	7,233	1,523

BioMarin Pharmaceutical, Inc.*	8,867	684

Bio-Techne Corp.	1,898	822

BlackRock, Inc.	7,477	5,714

Booking Holdings, Inc.*	2,021	4,746

BorgWarner, Inc.	11,737	457

Boston Properties, Inc.	7,240	933

Bristol-Myers Squibb Co.	109,234	7,977

Bunge Ltd.	6,983	774

Burlington Stores, Inc.*	3,224	587

C.H. Robinson Worldwide, Inc.	6,447	694

Cable One, Inc.	264	387

Cadence Design Systems, Inc.*	13,694	2,252

Campbell Soup Co.	9,818	438

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

United States – 64.8% continued

Cardinal Health, Inc.	13,616	$772

Carlyle Group (The), Inc.	7,825	383

CarMax, Inc.*	7,817	754

Catalent, Inc.*	8,250	915

Caterpillar, Inc.	26,608	5,929

Cboe Global Markets, Inc.	5,330	610

CBRE Group, Inc., Class A*	16,538	1,514

Centene Corp.*	28,709	2,417

Cerner Corp.	14,499	1,357

Charles Schwab (The) Corp.	71,288	6,010

Cheniere Energy, Inc.	11,907	1,651

Cigna Corp.	16,308	3,908

Cisco Systems, Inc.	207,393	11,564

Citizens Financial Group, Inc.	20,614	934

Citrix Systems, Inc.	6,166	622

Clorox (The) Co.	5,905	821

CME Group, Inc.	17,695	4,209

Coca-Cola (The) Co.	201,857	12,515

Cognex Corp.	8,553	660

Colgate-Palmolive Co.	39,404	2,988

Conagra Brands, Inc.	23,138	777

Consolidated Edison, Inc.	17,382	1,646

Copart, Inc.*	10,622	1,333

Crown Castle International Corp.	21,250	3,923

CSX Corp.	109,111	4,086

Cummins, Inc.	7,070	1,450

Darden Restaurants, Inc.	6,273	834

DaVita, Inc.*	3,365	381

Deere & Co.	14,488	6,019

Delta Air Lines, Inc.*	8,198	324

DENTSPLY SIRONA, Inc.	10,534	518

Dexcom, Inc.*	4,785	2,448

Discover Financial Services	14,499	1,598

Discovery, Inc., Class A*	8,059	201

Discovery, Inc., Class C*	15,749	393

Domino’s Pizza, Inc.	1,799	732

Dover Corp.	6,963	1,092

DuPont de Nemours, Inc.	25,519	1,878

Eaton Corp. PLC	19,654	2,983

eBay, Inc.	30,882	1,768

Ecolab, Inc.	12,708	2,244

Edison International	18,414	1,291

Edwards Lifesciences Corp.*	30,816	3,628

Electronic Arts, Inc.	13,964	1,767

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 115 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

United States – 64.8% continued

Eli Lilly & Co.	39,985	$11,451

Equinix, Inc.	4,429	3,285

Equitable Holdings, Inc.	18,239	564

Equity Residential	17,579	1,581

Erie Indemnity Co., Class A	1,353	238

Essential Utilities, Inc.	11,948	611

Estee Lauder (The) Cos., Inc., Class A	11,416	3,109

Eversource Energy	16,940	1,494

Expeditors International of Washington, Inc.	8,267	853

FactSet Research Systems, Inc.	1,819	790

Fastenal Co.	28,390	1,686

First Republic Bank	8,738	1,416

Fortive Corp.	16,437	1,002

Fortune Brands Home & Security, Inc.	6,546	486

Franklin Resources, Inc.	14,530	406

Generac Holdings, Inc.*	3,042	904

General Mills, Inc.	29,852	2,022

Genuine Parts Co.	6,876	867

Gilead Sciences, Inc.	61,668	3,666

Hartford Financial Services Group (The), Inc.	16,806	1,207

Hasbro, Inc.	6,366	522

HCA Healthcare, Inc.	12,252	3,071

Healthpeak Properties, Inc.	26,344	904

Hewlett Packard Enterprise Co.	63,297	1,058

Hilton Worldwide Holdings, Inc.*	13,787	2,092

Hologic, Inc.*	12,108	930

Home Depot (The), Inc.	51,337	15,367

Horizon Therapeutics PLC*	10,477	1,102

Hormel Foods Corp.	14,361	740

Host Hotels & Resorts, Inc.	35,549	691

Howmet Aerospace, Inc.	19,098	686

HP, Inc.	56,895	2,065

Humana, Inc.	6,323	2,752

Huntington Bancshares, Inc.	69,848	1,021

IDEX Corp.	3,662	702

IDEXX Laboratories, Inc.*	4,188	2,291

Illinois Tool Works, Inc.	15,456	3,236

Illumina, Inc.*	7,321	2,558

Insulet Corp.*	3,329	887

Intel Corp.	200,011	9,913

Intercontinental Exchange, Inc.	27,750	3,666

International Business Machines Corp.	44,096	5,733

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

United States – 64.8% continued

International Flavors & Fragrances, Inc.	12,601	$1,655

International Paper Co.	17,842	823

Interpublic Group of (The) Cos., Inc.	19,687	698

Intuit, Inc.	13,238	6,365

Invesco Ltd.	17,266	398

J.M. Smucker (The) Co.	5,321	721

Johnson & Johnson	129,426	22,938

Johnson Controls International PLC	34,832	2,284

Kellogg Co.	12,310	794

Keurig Dr. Pepper, Inc.	35,209	1,334

KeyCorp	46,464	1,040

Keysight Technologies, Inc.*	9,178	1,450

Kimberly-Clark Corp.	16,593	2,044

Kroger (The) Co.	34,741	1,993

Laboratory Corp. of America Holdings*	4,728	1,247

Lam Research Corp.	6,935	3,728

Lennox International, Inc.	1,584	408

Lincoln National Corp.	8,335	545

LKQ Corp.	13,365	607

Loews Corp.	10,286	667

Lowe’s Cos., Inc.	33,139	6,700

LyondellBasell Industries N.V., Class A	13,169	1,354

M&T Bank Corp.	6,224	1,055

Marathon Petroleum Corp.	30,366	2,596

MarketAxess Holdings, Inc.	1,836	625

Marsh & McLennan Cos., Inc.	24,844	4,234

Masco Corp.	11,740	599

Mastercard, Inc., Class A	43,139	15,417

McCormick & Co., Inc. (Non Voting)	12,339	1,231

McDonald’s Corp.	36,733	9,083

Merck & Co., Inc.	124,231	10,193

Mettler-Toledo International, Inc.*	1,138	1,563

Microsoft Corp.	350,692	108,122

Mohawk Industries, Inc.*	2,785	346

Moody’s Corp.	8,254	2,785

Morgan Stanley	66,206	5,786

Mosaic (The) Co.	17,882	1,189

Motorola Solutions, Inc.	8,335	2,019

Nasdaq, Inc.	5,693	1,014

Newell Brands, Inc.	19,087	409

Newmont Corp.	39,316	3,124

NIKE, Inc., Class B	62,844	8,456

Norfolk Southern Corp.	11,968	3,414

See Notes to the Financial Statements.

EQUITY FUNDS   116   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

United States – 64.8% continued

Northern Trust Corp.(5)	9,546	$1,112

NVIDIA Corp.	122,938	33,545

NVR, Inc.*	160	715

Okta, Inc.*	7,136	1,077

Omnicom Group, Inc.	10,278	872

ONEOK, Inc.	22,099	1,561

Owens Corning	4,887	447

PACCAR, Inc.	17,122	1,508

PepsiCo, Inc.	68,007	11,383

Phillips 66	23,630	2,041

PNC Financial Services Group (The), Inc.	20,825	3,841

Pool Corp.	1,931	817

PPG Industries, Inc.	11,705	1,534

Principal Financial Group, Inc.	13,178	967

Procter & Gamble (The) Co.	118,960	18,177

Progressive (The) Corp.	28,753	3,278

Prologis, Inc.	36,394	5,877

Prudential Financial, Inc.	18,694	2,209

Quest Diagnostics, Inc.	6,011	823

Raymond James Financial, Inc.	9,007	990

Regions Financial Corp.	46,093	1,026

ResMed, Inc.	7,192	1,744

Robert Half International, Inc.	5,528	631

Rockwell Automation, Inc.	5,744	1,608

Roper Technologies, Inc.	5,211	2,461

S&P Global, Inc.	17,438	7,153

salesforce.com, Inc.*	48,168	10,227

Schlumberger N.V.	69,007	2,851

Sempra Energy	15,721	2,643

Sherwin-Williams (The) Co.	12,267	3,062

Sirius XM Holdings, Inc.	48,658	322

Snap-on, Inc.	2,601	534

Stanley Black & Decker, Inc.	7,869	1,100

Starbucks Corp.	57,768	5,255

State Street Corp.	18,065	1,574

Steel Dynamics, Inc.	9,810	818

STERIS PLC	4,990	1,206

SVB Financial Group*	2,901	1,623

T. Rowe Price Group, Inc.	11,088	1,676

Take-Two Interactive Software, Inc.*	5,563	855

Target Corp.	23,574	5,003

Teladoc Health, Inc.*	6,965	502

Teledyne Technologies, Inc.*	2,271	1,073

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.1% (1) continued

United States – 64.8% continued

Teleflex, Inc.	2,259	$802

Tesla, Inc.*	41,975	45,232

Texas Instruments, Inc.	45,418	8,333

Thermo Fisher Scientific, Inc.	19,388	11,452

TJX (The) Cos., Inc.	59,196	3,586

Tractor Supply Co.	5,613	1,310

Travelers (The) Cos., Inc.	12,115	2,214

Trimble, Inc.*	12,269	885

Truist Financial Corp.	65,821	3,732

U.S. Bancorp	69,375	3,687

UGI Corp.	10,035	363

Union Pacific Corp.	31,609	8,636

United Parcel Service, Inc., Class B	35,849	7,688

United Rentals, Inc.*	3,583	1,273

Vail Resorts, Inc.	1,949	507

Valero Energy Corp.	20,144	2,045

Verizon Communications, Inc.	203,497	10,366

Vertex Pharmaceuticals, Inc.*	12,522	3,268

VF Corp.	16,117	916

Visa, Inc., Class A	82,108	18,209

VMware, Inc., Class A	10,139	1,155

W.W. Grainger, Inc.	2,113	1,090

Walt Disney (The) Co.*	89,420	12,265

Waste Management, Inc.	20,574	3,261

Waters Corp.*	2,935	911

Welltower, Inc.	21,479	2,065

West Pharmaceutical Services, Inc.	3,668	1,506

Western Union (The) Co.	20,109	377

Weyerhaeuser Co.	36,962	1,401

Williams (The) Cos., Inc.	59,993	2,004

Workday, Inc., Class A*	9,539	2,284

Xylem, Inc.	8,960	764

Zebra Technologies Corp., Class A*	2,573	1,064

Zoetis, Inc.	23,316	4,397

		954,907

Total Common Stocks

(Cost $1,050,191)		1,445,250

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 117 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

PREFERRED STOCKS – 0.1% (1)

Germany – 0.1%

Bayerische Motoren Werke A.G., 8.11%(6)	3,026	$234

Henkel A.G. & Co. KGaA, 3.04%(6)	8,583	575

		809

Total Preferred Stocks

(Cost $935)		809

INVESTMENT COMPANIES – 1.0%

Northern Institutional Funds -
U.S. Government Portfolio (Shares), 0.06%(7) (8)	14,982,109	14,982

Total Investment Companies

(Cost $14,982)		14,982

Total Investments – 99.2%
(Cost $1,066,108)		1,461,041

Other Assets less Liabilities – 0.8%		11,674
Net Assets – 100.0%		$1,472,715

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

(2)	Value rounds to less than one thousand.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(4)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(5)	Investment in affiliate.

(6)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(8)	7-day current yield as of March 31, 2022 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

CDI – CREST Depository Interest

EAFE – Europe, Australasia and the Far East

FTSE – Financial Times Stock Exchange

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

TSX – Toronto Stock Exchange

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Bank of Montreal	United States Dollar	509	Australian Dollar	700	6/15/22	$ 16

Bank of Montreal	United States Dollar	572	Euro	520	6/15/22	5

BNP	United States Dollar	54	Danish Krone	361	6/15/22	— *

Citibank	United States Dollar	813	Canadian Dollar	1,034	6/15/22	14

Citibank	United States Dollar	438	Swedish Krona	4,232	6/15/22	13

JPMorgan Chase	British Pound	564	United States Dollar	744	6/15/22	3

Morgan Stanley	United States Dollar	523	British Pound	400	6/15/22	2

Morgan Stanley	United States Dollar	761	Euro	690	6/15/22	5

Morgan Stanley	United States Dollar	418	Swiss Franc	390	6/15/22	5

Toronto-Dominion Bank	Hong Kong Dollar	913	United States Dollar	117	6/15/22	— *

Toronto-Dominion Bank	United States Dollar	653	British Pound	499	6/15/22	3

Toronto-Dominion Bank	United States Dollar	1,555	Euro	1,409	6/15/22	8

UBS	United States Dollar	472	Canadian Dollar	600	6/15/22	8

UBS	United States Dollar	40	Swiss Franc	37	6/15/22	— *

Subtotal Appreciation						82

Bank of Montreal	Swiss Franc	340	United States Dollar	365	6/15/22	(5)

Bank of Montreal	United States Dollar	485	Japanese Yen	57,110	6/15/22	(15)

BNP	United States Dollar	1,347	Japanese Yen	157,178	6/15/22	(53)

BNY Mellon	Canadian Dollar	1,127	United States Dollar	901	6/15/22	— *

BNY Mellon	Japanese Yen	216,588	United States Dollar	1,782	6/15/22	(1)

Citibank	Australian Dollar	911	United States Dollar	668	6/15/22	(14)

Citibank	Japanese Yen	87,810	United States Dollar	721	6/15/22	(2)

JPMorgan Chase	Euro	2,589	United States Dollar	2,860	6/15/22	(13)

Toronto-Dominion Bank	United States Dollar	592	Japanese Yen	69,900	6/15/22	(17)

Subtotal Depreciation						(120)

Total						$ (38)

*	Amounts round to less than a thousand.

See Notes to the Financial Statements.

EQUITY FUNDS   118   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
E-Mini S&P 500 (United States Dollar)	67	$15,178	Long	06/22	$1,118

Euro Stoxx 50 (Euro)	71	3,003	Long	06/22	132

FTSE 100 Index (British Pound)	7	688	Long	06/22	31

MSCI EAFE Index (United States Dollar)	4	429	Long	06/22	25

S&P/TSX 60 Index (Canadian Dollar)	2	421	Long	06/22	12

SPI 200 Index (Australian Dollar)	4	560	Long	06/22	28

Topix Index (Japanese Yen)	11	1,759	Long	06/22	156

Total					$1,502

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS
United States Dollar	68.4%

Euro	8.5

Japanese Yen	6.4

All other currencies less than 5%	15.9

Total Investments	99.2
Other Assets less Liabilities	0.8

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2022 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments. Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:

Argentina	$2,658	$—	$—	$2,658

Canada	57,974	—	—	57,974

Ireland	14,811	4,149	—	18,960

Israel	325	1,291	—	1,616

Jersey	374	—	—	374

Switzerland	5,825	39,759	—	45,584

United Kingdom	11,283	55,455	—	66,738

United States	954,907	—	—	954,907

All Other Countries(1)	—	296,439	—	296,439
Total Common Stocks	1,048,157	397,093	—	1,445,250
Preferred Stocks	—	809	—	809
Investment Companies	14,982	—	—	14,982
Total Investments	$1,063,139	$397,902	$—	$1,461,041

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$—	$82	$—	$82
Futures Contracts	1,502	—	—	1,502
Liabilities
Forward Foreign Currency Exchange Contracts	—	(120)	—	(120)
Total Other Financial Instruments	$1,502	$(38)	$—	$1,464

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 119 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 100.0%

FlexShares® Credit-Scored U.S. Corporate Bond Index Fund(1)	126,857	$6,315

FlexShares® Credit-Scored U.S. Long Corporate Bond Index Fund(1)	17,470	910

FlexShares® Developed Markets ex-U.S. Quality Low Volatility Index Fund(1)	96,671	2,567

FlexShares® Disciplined Duration MBS Index Fund(1)	246,109	5,418

FlexShares® Global Quality Real Estate Index Fund(1)	36,209	2,546

FlexShares® High Yield Value-Scored Bond Index Fund(1)	332,985	15,424

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund(1)	142,053	3,851

FlexShares® International Quality Dividend Index Fund(1)	269,580	6,435

FlexShares® Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund(1)	94,381	6,423

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund(1)	92,182	5,139

FlexShares® Morningstar Global Upstream Natural Resources Index Fund(1)	163,469	7,655

FlexShares® Morningstar U.S. Market Factor Tilt Index Fund(1)	91,418	15,919

FlexShares® Quality Dividend Index Fund(1)	198,692	11,778

FlexShares® Ready Access Variable Income Fund(1)	34,043	2,548

FlexShares® STOXX Global Broad Infrastructure Index Fund(1)	44,524	2,557

FlexShares® U.S. Quality Low Volatility Index Fund(1)	191,977	10,538

iShares 10+ Year Investment Grade Corporate Bond ETF	29,511	1,813

iShares 1-5 Year Investment Grade Corporate Bond ETF	109,687	5,673

iShares 20+ Year Treasury Bond ETF	30,239	3,994

iShares 3-7 Year Treasury Bond ETF	20,463	2,497

iShares 5-10 Year Investment Grade Corporate Bond ETF	43,730	2,399

iShares 7-10 Year Treasury Bond ETF	17,948	1,929

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 100.0% continued

iShares MBS ETF	36,754	$3,744

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(1) (2)	15,659	16

Total Investment Companies

(Cost $117,710)		128,088

Total Investments – 100.0%

(Cost $117,710)		128,088

Other Assets less Liabilities – 0.0%		31

NET ASSETS – 100.0%		$128,119

(1)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(2)	7-day current yield as of March 31, 2022 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ETF - Exchange-Traded Fund

MBS - Mortgage Backed Securities

TIPS - Treasury Inflation Protected Securities

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS   120   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

At March 31, 2022, the asset class weightings for the Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE
U.S. Equity	12.5%	FlexShares® Morningstar U.S. Market Factor Tilt Index Fund

U.S. Equity	9.2	FlexShares® Quality Dividend Index Fund

U.S. Equity	8.2	FlexShares® U.S. Quality Low Volatility Index Fund

U.S. Equity	2.0	FlexShares® Ready Access Variable Income Fund

Non U.S. Equity - Developed	5.0	FlexShares® Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund

Non U.S. Equity - Developed	5.0	FlexShares® International Quality Dividend Index Fund

Non U.S. Equity - Developed	2.0	FlexShares® Developed Markets ex-U.S. Quality Low Volatility Index Fund

Non U.S. Equity - Emerging Markets	4.0	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Global Real Estate	2.0	FlexShares® Global Quality Real Estate Index Fund

U.S. Bonds - High Yield	12.0	FlexShares® High Yield Value-Scored Bond Index Fund

U.S. Bonds - Investment Grade	5.0	FlexShares® Credit-Scored U.S. Corporate Bond Index Fund

U.S. Bonds - Investment Grade	4.4	iShares 1-5 Year Investment Grade Corporate Bond ETF

U.S. Bonds - Investment Grade	4.2	FlexShares® Disciplined Duration MBS Index Fund

U.S. Bonds - Investment Grade	3.1	iShares 20+ Year Treasury Bond ETF

U.S. Bonds - Investment Grade	3.0	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

U.S. Bonds - Investment Grade	2.9	iShares MBS ETF

U.S. Bonds - Investment Grade	2.0	iShares 3-7 Year Treasury Bond ETF

U.S. Bonds - Investment Grade	1.9	iShares 5-10 Year Investment Grade Corporate Bond ETF

U.S. Bonds - Investment Grade	1.5	iShares 7-10 Year Treasury Bond ETF

U.S. Bonds - Investment Grade	1.4	iShares 10+ Year Investment Grade Corporate Bond ETF

U.S. Bonds - Investment Grade	0.7	FlexShares® Credit-Scored U.S. Long Corporate Bond Index Fund

Global Infrastructure	2.0	FlexShares® STOXX Global Broad Infrastructure Index Fund

Commodities/Natural Resources	6.0	FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Cash	0.0	Northern Institutional Funds - U.S. Government Portfolio (Shares)

Total	100.0%

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE	% OF NET ASSETS
Investment Companies	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investment Companies	$128,088	$—	$—	$128,088

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 121 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1%

Aerospace & Defense – 1.1%

Lockheed Martin Corp.	4,114	$1,816

Air Freight & Logistics – 0.2%

United Parcel Service, Inc., Class B	1,852	397

Automobiles – 1.0%

Tesla, Inc.(1) *	1,584	1,707

Banks – 2.5%

Bank of America Corp.	13,055	538

Bank of Hawaii Corp.	5,672	476

Citigroup, Inc.	28,897	1,543

First Hawaiian, Inc.	17,135	478

JPMorgan Chase & Co.	7,510	1,024

		4,059

Beverages – 1.3%

Coca-Cola (The) Co.	31,382	1,945

PepsiCo, Inc.	626	105

		2,050

Biotechnology – 3.9%

AbbVie, Inc.	20,281	3,288

Amgen, Inc.	7,639	1,847

Gilead Sciences, Inc.	22,542	1,340

		6,475

Capital Markets – 1.0%

Ameriprise Financial, Inc.	3,356	1,008

Bank of New York Mellon (The) Corp.	307	15

Janus Henderson Group PLC	10,867	380

Jefferies Financial Group, Inc.	6,945	228

		1,631

Chemicals – 2.7%

CF Industries Holdings, Inc.	17,006	1,753

Chemours (The) Co.	13,880	437

Dow, Inc.	15,350	978

Sherwin-Williams (The) Co.	4,907	1,225

		4,393

Communications Equipment – 1.5%

Cisco Systems, Inc.	43,866	2,446

Ubiquiti, Inc.	39	11

		2,457

Consumer Finance – 2.0%

Ally Financial, Inc.	5,306	230

American Express Co.	12,240	2,289

Discover Financial Services	3,149	347

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% continued

Consumer Finance – 2.0% continued

OneMain Holdings, Inc.	2,800	$133

Synchrony Financial	8,158	284

		3,283

Containers & Packaging – 0.4%

International Paper Co.	14,814	684

Distributors – 0.3%

Genuine Parts Co.	3,931	495

Diversified Consumer Services – 0.3%

H&R Block, Inc.	18,384	479

Diversified Financial Services – 0.5%

Berkshire Hathaway, Inc., Class B(1) *	2,418	853

Diversified Telecommunication Services – 2.3%

AT&T, Inc.	58,137	1,374

Lumen Technologies, Inc.	69,812	787

Verizon Communications, Inc.	31,323	1,595

		3,756

Electric Utilities – 1.7%

Constellation Energy Corp.	6,749	380

Evergy, Inc.	7,649	523

Exelon Corp.	20,027	954

PPL Corp.	30,098	859

		2,716

Electrical Equipment – 0.9%

Emerson Electric Co.	12,290	1,205

Rockwell Automation, Inc.	687	192

		1,397

Entertainment – 0.8%

Activision Blizzard, Inc.	15,925	1,276

World Wrestling Entertainment, Inc., Class A	1,761	110

		1,386

Equity Real Estate Investment Trusts – 3.8%

American Tower Corp.	2,468	620

Brixmor Property Group, Inc.	20,219	522

Cousins Properties, Inc.	12,120	488

Extra Space Storage, Inc.	2,026	416

Healthpeak Properties, Inc.	24,173	830

Highwoods Properties, Inc.	10,358	474

Iron Mountain, Inc.	18,025	999

Mid-America Apartment Communities, Inc.	4,551	953

See Notes to the Financial Statements.

EQUITY FUNDS   122   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% continued

Equity Real Estate Investment Trusts – 3.8% continued

SL Green Realty Corp.	6,757	$548

VICI Properties, Inc.	15,340	437

		6,287

Food & Staples Retailing – 1.3%

Costco Wholesale Corp.	89	51

Walmart, Inc.	14,482	2,157

		2,208

Food Products – 0.5%

General Mills, Inc.	12,914	875

Health Care Equipment & Supplies – 1.6%

Abbott Laboratories	14,692	1,739

ResMed, Inc.	3,317	804

		2,543

Health Care Providers & Services – 1.1%

Cardinal Health, Inc.	13,333	756

UnitedHealth Group, Inc.	2,111	1,077

		1,833

Health Care Technology – 0.4%

Cerner Corp.	7,826	732

Hotels, Restaurants & Leisure – 0.4%

Starbucks Corp.	1,702	155

Yum! Brands, Inc.	3,864	458

		613

Household Durables – 0.2%

Newell Brands, Inc.	12,313	264

Household Products – 2.0%

Clorox (The) Co.	3,242	451

Colgate-Palmolive Co.	17,337	1,315

Procter & Gamble (The) Co.	9,690	1,480

		3,246

Independent Power & Renewable Electricity Producers – 0.2%

Vistra Corp.	15,364	357

Industrial Conglomerates – 0.9%

3M Co.	10,392	1,547

Insurance – 3.4%

Aflac, Inc.	16,523	1,064

Allstate (The) Corp.	5,307	735

MetLife, Inc.	15,283	1,074

Principal Financial Group, Inc.	10,188	748

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% continued

Insurance – 3.4% continued

Prudential Financial, Inc.	9,044	$1,069

Unum Group	30,495	961

		5,651

Interactive Media & Services – 4.2%

Alphabet, Inc., Class A(1) *	1,990	5,535

Meta Platforms, Inc., Class A(1) *	6,077	1,351

		6,886

Internet & Direct Marketing Retail – 3.2%

Amazon.com, Inc.(1) *	1,466	4,779

eBay, Inc.	8,294	475

		5,254

IT Services – 3.9%

Accenture PLC, Class A	4,102	1,384

International Business Machines Corp.	14,977	1,947

Kyndryl Holdings, Inc.*	3,051	40

Mastercard, Inc., Class A	3,974	1,420

Visa, Inc., Class A	4,889	1,084

Western Union (The) Co.	30,064	564

		6,439

Leisure Products – 0.1%

Polaris, Inc.	1,429	150

Life Sciences Tools & Services – 0.1%

Thermo Fisher Scientific, Inc.	206	122

Machinery – 1.1%

Cummins, Inc.	2,917	598

Illinois Tool Works, Inc.	5,892	1,234

		1,832

Media – 1.6%

Comcast Corp., Class A	5,625	263

Interpublic Group of (The) Cos., Inc.	23,128	820

Nexstar Media Group, Inc., Class A	522	99

Omnicom Group, Inc.	11,781	1,000

Sirius XM Holdings, Inc.	68,567	454

		2,636

Metals & Mining – 0.9%

Newmont Corp.	11,795	937

Southern Copper Corp.	7,484	568

		1,505

Mortgage Real Estate Investment Trusts – 0.5%

AGNC Investment Corp.	29,066	381

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 123 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% continued

Mortgage Real Estate Investment Trusts – 0.5% continued

Annaly Capital Management, Inc.	54,285	$382

Starwood Property Trust, Inc.	2,010	49

		812

Multiline Retail – 0.6%

Target Corp.	4,272	907

Multi-Utilities – 1.1%

Public Service Enterprise Group, Inc.	13,369	936

WEC Energy Group, Inc.	7,897	788

		1,724

Oil, Gas & Consumable Fuels – 3.4%

Antero Midstream Corp.	49,243	535

Coterra Energy, Inc.	33,120	893

Kinder Morgan, Inc.	56,099	1,061

ONEOK, Inc.	16,648	1,176

Targa Resources Corp.	10,678	806

Texas Pacific Land Corp.	54	73

Williams (The) Cos., Inc.	30,588	1,022

		5,566

Paper & Forest Products – 0.0%

Sylvamo Corp.*	1,375	46

Pharmaceuticals – 5.8%

Eli Lilly & Co.	9,257	2,651

Johnson & Johnson	19,555	3,466

Organon & Co.	15,063	526

Pfizer, Inc.	56,571	2,928

		9,571

Road & Rail – 1.2%

Old Dominion Freight Line, Inc.	3,065	916

Union Pacific Corp.	3,896	1,064

		1,980

Semiconductors & Semiconductor Equipment – 7.4%

Analog Devices, Inc.	5,885	972

Applied Materials, Inc.	763	100

Broadcom, Inc.	4,824	3,038

Intel Corp.	5,741	284

KLA Corp.	2,335	855

Lam Research Corp.	2,853	1,534

NVIDIA Corp.	3,284	896

QUALCOMM, Inc.	15,228	2,327

Texas Instruments, Inc.	11,444	2,100

		12,106

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% continued

Software – 7.7%

Intuit, Inc.	3,063	$1,473

Microsoft Corp.	29,488	9,092

Oracle Corp.	25,025	2,070

		12,635

Specialty Retail – 2.7%

Best Buy Co., Inc.	4,821	438

Dick’s Sporting Goods, Inc.	762	76

Home Depot (The), Inc.	8,802	2,635

Lowe’s Cos., Inc.	4,541	918

Williams-Sonoma, Inc.	2,539	368

		4,435

Technology Hardware, Storage & Peripherals – 9.9%

Apple, Inc.(1)	79,630	13,904

HP, Inc.	27,256	989

NetApp, Inc.	8,400	697

Seagate Technology Holdings PLC	7,503	675

		16,265

Textiles, Apparel & Luxury Goods – 0.5%

NIKE, Inc., Class B	551	74

Tapestry, Inc.	20,201	751

		825

Thrifts & Mortgage Finance – 0.2%

TFS Financial Corp.	23,848	396

Tobacco – 2.4%

Altria Group, Inc.	37,928	1,982

Philip Morris International, Inc.	21,644	2,033

		4,015

Trading Companies & Distributors – 0.4%

Fastenal Co.	10,568	628

MSC Industrial Direct Co., Inc., Class A	229	19

		647

Total Common Stocks

(Cost $103,856)		162,944

INVESTMENT COMPANIES – 0 .9%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(2) (3)	1,445,362	1,445

Total Investment Companies

(Cost $1,445)		1,445

See Notes to the Financial Statements.

EQUITY FUNDS   124   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.31%, 6/30/22(4) (5)	$165	$165

Total Short-Term Investments

(Cost $165)		165

Total Investments – 100.1%

(Cost $105,466)		164,554

Liabilities less Other Assets – (0.1%)		(88)

NET ASSETS – 100.0%		$164,466

(1)	Security represents underlying investment on open written option contracts.

(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(3)	7-day current yield as of March 31, 2022 is disclosed.

(4)	Discount rate at the time of purchase.

(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	7	$1,586	Long	6/22	$55

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the Fund had open written call options as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	VALUE (000S)

Alphabet, Inc., Exp. Date 4/14/22, Strike Price $3,100.00	(19)	$(5,285)	$(3)

Amazon.com, Inc., Exp. Date 4/14/22, Strike Price $3,500.00	(13)	(4,238)	(12)

Apple, Inc., Exp. Date 4/14/22, Strike Price $185.00	(380)	(6,635)	(19)

Berkshire Hathaway, Inc., Exp. Date 4/14/22, Strike Price $370.00	(24)	(847)	(2)

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	VALUE (000S)

Meta Platforms, Inc., Exp. Date 4/14/22, Strike Price $250.00	(28)	$(623)	$(1)

Tesla, Inc., Exp. Date 4/14/22, Strike Price $1,100.00	(15)	(1,616)	(56)

Total Written Options Contracts			$(93)

(Premiums Received (000s) $21)

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Common Stocks	99.1%

Investment Companies	0.9%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$162,944	$—	$—	$162,944

Investment Companies	1,445	—	—	1,445

Short-Term Investments	—	165	—	165
Total Investments	$164,389	$165	$—	$164,554

OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$55	$—	$—	$55
Liabilities

Written Options	(93)	—	—	(93)
Total Other Financial Instruments	$(38)	$—	$—	$(38)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 125 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.2% (1)

Australia – 5.7%

Aristocrat Leisure Ltd.	21,069	$571

Australia & New Zealand Banking Group Ltd.	75,364	1,544

BHP Group Ltd.	12,262	478

Brambles Ltd.	54,619	403

Coles Group Ltd.	35,197	469

CSL Ltd.	1,043	207

Fortescue Metals Group Ltd.	68,288	1,048

Sonic Healthcare Ltd.	5,731	151

Stockland	196,224	620

Telstra Corp. Ltd.	275,613	813

Treasury Wine Estates Ltd.	57,225	490

Wesfarmers Ltd.	8,600	323

		7,117

Austria – 0.2%

Raiffeisen Bank International A.G.	5,155	73

voestalpine A.G.	7,119	211

		284

Belgium – 0.5%

Anheuser-Busch InBev S.A./N.V.	3,356	201

Proximus S.A.DP	25,458	474

		675

Canada – 9.7%

AltaGas Ltd.	8,640	194

Canadian Apartment Properties REIT	9,633	413

Canadian Natural Resources Ltd.	30,860	1,911

Canadian Pacific Railway Ltd.	6	1

Canadian Tire Corp. Ltd., Class A	822	124

CGI, Inc.*	9,827	783

Constellation Software, Inc.	86	147

Emera, Inc.	1,741	86

Enbridge, Inc.	21,534	991

Fairfax Financial Holdings Ltd.	2,373	1,295

Fortis, Inc.	170	8

Hydro One Ltd.	7,650	206

IGM Financial, Inc.	29,890	1,056

Loblaw Cos. Ltd.	2,446	219

Manulife Financial Corp.	17,259	368

National Bank of Canada	7,790	597

Power Corp. of Canada	34,288	1,061

Ritchie Bros. Auctioneers, Inc.	552	33

Royal Bank of Canada	6,382	703

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.2% (1) continued

Canada – 9.7% continued

TFI International, Inc.	11,084	$1,181

West Fraser Timber Co. Ltd.	8,018	660

		12,037

Denmark – 2.0%

AP Moller - Maersk A/S, Class B	206	621

Carlsberg A/S, Class B	5,103	623

Novo Nordisk A/S, Class B	6,995	775

Orsted A/S(2)	8	1

Pandora A/S	5,499	520

		2,540

Finland – 0.4%

Kesko OYJ, Class B	12,254	338

Wartsila OYJ Abp	18,635	170

		508

France – 9.6%

BNP Paribas S.A.	25,130	1,431

Capgemini S.E.	6,031	1,342

Carrefour S.A.	9,800	213

Cie de Saint-Gobain	18,240	1,085

Cie Generale des Etablissements Michelin S.C.A.	7,489	1,012

Electricite de France S.A.	12,625	119

Engie S.A.	21,742	285

Eurofins Scientific S.E.	7,973	790

Ipsen S.A.	2,113	264

La Francaise des Jeux S.A.E.M.(2)	2,645	105

L’Oreal S.A.	2,984	1,194

LVMH Moet Hennessy Louis Vuitton S.E.	1,129	804

Publicis Groupe S.A.	13,242	804

Sanofi	11,982	1,222

Societe Generale S.A.	8,617	230

TotalEnergies S.E.	19,449	987

Veolia Environnement S.A.	598	19

		11,906

Germany – 6.8%

Bayerische Motoren Werke A.G.	5,299	459

Brenntag S.E.	7,096	574

Covestro A.G.(2)	14,409	728

Deutsche Bank A.G. (Registered)*	16,234	207

Deutsche Post A.G. (Registered)	25,746	1,236

E.ON S.E.	24,946	290

Fresenius Medical Care A.G. & Co. KGaA	2,281	153

See Notes to the Financial Statements.

EQUITY FUNDS   126   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.2% (1) continued

Germany – 6.8% continued

LEG Immobilien S.E.	3,705	$423

Mercedes-Benz Group A.G.	17,802	1,251

Merck KGaA	5,644	1,182

RWE A.G.	7,075	309

SAP S.E.	6,219	694

Siemens A.G. (Registered)	6,019	834

Uniper S.E.	2,841	73

		8,413

Hong Kong – 2.9%

BOC Hong Kong Holdings Ltd.	324,990	1,223

Chow Tai Fook Jewellery Group Ltd.*	96,114	174

CK Asset Holdings Ltd.	111,992	765

CK Infrastructure Holdings Ltd.	27,873	187

CLP Holdings Ltd.	24,913	243

Hang Seng Bank Ltd.	8,709	168

Henderson Land Development Co. Ltd.	16,653	69

Power Assets Holdings Ltd.	28,876	188

Sun Hung Kai Properties Ltd.	34,031	405

Techtronic Industries Co. Ltd.	14,317	231

		3,653

Ireland – 1.3%

CRH PLC	13,014	521

DCC PLC	13,334	1,034

		1,555

Israel – 1.2%

Bank Leumi Le-Israel B.M.	38,076	409

Check Point Software Technologies Ltd.*	7,505	1,037

		1,446

Italy – 1.6%

Enel S.p.A.	74,826	500

Poste Italiane S.p.A.(2)	76,066	863

Tenaris S.A.	38,311	577

		1,940

Japan – 20.2%

Bridgestone Corp.	17,110	662

Brother Industries Ltd.	35,222	641

Canon, Inc.	2,300	56

Chubu Electric Power Co., Inc.	13,200	137

Dai Nippon Printing Co. Ltd.	13,100	308

Daito Trust Construction Co. Ltd.	2,220	236

Daiwa House Industry Co. Ltd.	19,500	509

Disco Corp.	1,100	307

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.2% (1) continued

Japan – 20.2% continued

FUJIFILM Holdings Corp.	3,400	$208

Honda Motor Co. Ltd.	18,100	514

Hoya Corp.	12,400	1,415

Iida Group Holdings Co. Ltd.	46,700	808

Isuzu Motors Ltd.	88,300	1,141

ITOCHU Corp.	43,527	1,476

Itochu Techno-Solutions Corp.	1,500	38

Japan Post Bank Co. Ltd.	86,400	696

Japan Post Insurance Co. Ltd.	33,900	593

Japan Tobacco, Inc.	1,200	21

KDDI Corp.	35,319	1,160

Lawson, Inc.	2,300	88

Marubeni Corp.	9,900	115

MEIJI Holdings Co. Ltd.	9,600	521

MINEBEA MITSUMI, Inc.	200	4

Mitsubishi Corp.	500	19

Mitsubishi Electric Corp.	72,900	839

Mitsubishi UFJ Financial Group, Inc.	98,200	610

Mitsui & Co. Ltd.	14,700	400

Murata Manufacturing Co. Ltd.	2,400	159

NGK Insulators Ltd.	1,100	16

Nintendo Co. Ltd.	1,500	757

Nippon Telegraph & Telephone Corp.	22,134	643

Nippon Yusen K.K.	7,200	629

Ono Pharmaceutical Co. Ltd.	27,100	681

Open House Group Co. Ltd.	1,300	57

Otsuka Holdings Co. Ltd.	5,700	197

Persol Holdings Co. Ltd.	43,300	971

Recruit Holdings Co. Ltd.	1,800	79

Rohm Co. Ltd.	3,600	280

Ryohin Keikaku Co. Ltd.	31,300	365

SCSK Corp.	29,800	511

Secom Co. Ltd.	100	7

Seiko Epson Corp.	3,200	48

Sekisui House Ltd.	17,700	343

SG Holdings Co. Ltd.	6,800	128

Sompo Holdings, Inc.	9,500	418

Subaru Corp.	4,900	78

Sumitomo Chemical Co. Ltd.	178,800	820

Sumitomo Mitsui Financial Group, Inc.	9,700	310

Suntory Beverage & Food Ltd.	17,576	670

Tokyo Electron Ltd.	800	411

TOPPAN, Inc.	31,700	560

Tosoh Corp.	50,444	746

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 127 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.2% (1) continued

Japan – 20.2% continued

Toyo Suisan Kaisha Ltd.	16,700	$597

Toyota Motor Corp.	10,600	190

Trend Micro, Inc.	12,900	753

Yamaha Motor Co. Ltd.	6,000	134

ZOZO, Inc.	2,200	58

		25,138

Jordan – 0.1%

Hikma Pharmaceuticals PLC	5,467	147

Netherlands – 3.5%

Aegon N.V.	10,794	57

ASM International N.V.	1,105	401

ASML Holding N.V.	1,065	710

ING Groep N.V.	57,426	600

Koninklijke Ahold Delhaize N.V.	18,421	592

NN Group N.V.	20,842	1,051

Randstad N.V.	15,598	936

		4,347

New Zealand – 0.1%

Fisher & Paykel Healthcare Corp. Ltd.	10,117	170

Norway – 1.6%

Norsk Hydro ASA	74,870	729

Orkla ASA	17,847	159

Yara International ASA	21,640	1,079

		1,967

Portugal – 0.5%

Jeronimo Martins SGPS S.A.	27,144	650

Singapore – 2.4%

Oversea-Chinese Banking Corp. Ltd.	71,400	649

Singapore Technologies Engineering Ltd.	299,100	907

United Overseas Bank Ltd.	58,400	1,370

		2,926

Spain – 1.8%

Banco Bilbao Vizcaya Argentaria S.A.	230,508	1,318

Iberdrola S.A.	53,016	577

Industria de Diseno Textil S.A.	11,514	251

Naturgy Energy Group S.A.	4,920	147

		2,293

Sweden – 4.0%

Boliden AB	2,003	102

Electrolux AB, Class B	3,102	47

Getinge AB, Class B	11,090	441

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.2% (1) continued

Sweden – 4.0% continued

Hexagon AB, Class B	73,459	$1,031

Husqvarna AB, Class B	47,977	500

Industrivarden AB, Class A	9,272	263

Industrivarden AB, Class C	677	19

Investor AB, Class B	62,983	1,368

Sandvik AB	7,596	161

Skanska AB, Class B	22,493	503

SKF AB, Class B	30,143	490

		4,925

Switzerland – 9.0%

ABB Ltd. (Registered)	9,785	317

Cie Financiere Richemont S.A., Class A (Registered)	12,757	1,618

Coca-Cola HBC A.G. - CDI*	15,753	328

Holcim Ltd. (OTC US Exchange)*	12,332	602

Logitech International S.A. (Registered)	5,123	380

Nestle S.A. (Registered)	14,078	1,828

Novartis A.G. (Registered)	18,407	1,614

Roche Holding A.G. (Genusschein)	6,917	2,735

Sonova Holding A.G. (Registered)	296	123

STMicroelectronics N.V.	14,230	618

Swisscom A.G. (Registered)	1,695	1,018

UBS Group A.G. (Registered)	3,257	64

		11,245

United Kingdom – 12.1%

3i Group PLC	64,456	1,166

Anglo American PLC	20,177	1,041

AstraZeneca PLC(3)	3	—

Barclays PLC	550,153	1,069

Barratt Developments PLC	7,349	50

Berkeley Group Holdings PLC*	10,951	533

British American Tobacco PLC	28,228	1,181

BT Group PLC	23,137	55

Bunzl PLC	2,862	111

CNH Industrial N.V.	47,536	753

Diageo PLC	206	10

Ferguson PLC	2,053	279

GlaxoSmithKline PLC	85,648	1,847

HSBC Holdings PLC	53,018	363

Imperial Brands PLC	32,616	687

J Sainsbury PLC	131,327	435

Kingfisher PLC	84,020	280

Lloyds Banking Group PLC	26,711	16

National Grid PLC	27,337	420

See Notes to the Financial Statements.

EQUITY FUNDS   128   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.2% (1) continued

United Kingdom – 12.1% continued

NatWest Group PLC	144,779	$407

Persimmon PLC	9,281	261

Rio Tinto PLC	7,478	593

Sage Group (The) PLC	47,292	434

Segro PLC	9,201	162

Shell PLC	93,491	2,566

SSE PLC	5,614	128

United Utilities Group PLC	378	6

WPP PLC	20,224	265

		15,118

Total Common Stocks

(Cost $113,709)		121,000

PREFERRED STOCKS – 0.1% (1)

Germany – 0.1%

Henkel A.G. & Co. KGaA, 3.04%(4)	1,406	94

Volkswagen A.G., 4.72%(4)	213	37

		131

Total Preferred Stocks

(Cost $157)		131

INVESTMENT COMPANIES – 1.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(5) (6)	1,627,398	1,627

Total Investment Companies

(Cost $1,627)		1,627

Total Investments – 98.6%

(Cost $115,493)		122,758

Other Assets less Liabilities – 1.4%		1,785

Net Assets – 100.0%		$124,543

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Value rounds to less than one thousand.
(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2022 is disclosed.

* Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

CDI – CREST Depository Interest

FTSE – Financial Times Stock Exchange

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

TSX – Toronto Stock Exchange

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

Euro Stoxx 50 (Euro)	34	$1,438	Long	6/22	$17

FTSE 100 Index (British Pound)	4	393	Long	6/22	6

S&P/TSX 60 Index (Canadian Dollar)	1	211	Long	6/22	4

SPI 200 Index (Australian Dollar)	3	420	Long	6/22	3

Yen Denominated Nikkei 225 (Japanese Yen)	6	679	Long	6/22	19

Total					$49

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 129 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued	MARCH 31, 2022

At March 31, 2022, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Euro	26.5%

Japanese Yen	20.2

British Pound	12.8

Canadian Dollar	9.7

Swiss Franc	8.3

Australian Dollar	5.7

All other currencies less than 5%	15.4

Total Investments	98.6

Other Assets less Liabilities	1.4

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2022 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Canada	$12,037	$—	$—	$12,037

Israel	1,037	409	—	1,446

All Other Countries(1)	—	107,517	—	107,517
Total Common Stocks	13,074	107,926	—	121,000
Preferred Stocks	—	131	—	131

Investment Companies	1,627	—	—	1,627
Total Investments	$14,701	$108,057	$—	$122,758

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$49	$—	$—	$49
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   130   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

INTERNATIONAL EQUITY INDEX FUND	MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1)

Australia – 7.9%

Ampol Ltd.	69,317	$1,575

APA Group	344,798	2,734

Aristocrat Leisure Ltd.	177,958	4,825

ASX Ltd.	56,844	3,450

Aurizon Holdings Ltd.	550,770	1,512

Australia & New Zealand Banking Group Ltd.	844,635	17,309

BGP Holdings PLC(2) (3)*	1,085,479	—

BHP Group Ltd.	1,508,502	58,756

BlueScope Steel Ltd.	149,434	2,309

Brambles Ltd.	421,643	3,109

Cochlear Ltd.	20,088	3,347

Coles Group Ltd.	396,978	5,291

Commonwealth Bank of Australia	508,312	39,914

Computershare Ltd.	165,204	3,022

Crown Resorts Ltd.*	108,151	1,028

CSL Ltd.	142,526	28,305

Dexus	308,968	2,515

Domino’s Pizza Enterprises Ltd.	18,304	1,193

Endeavour Group Ltd.	404,469	2,201

Evolution Mining Ltd.	530,325	1,723

Fortescue Metals Group Ltd.	509,049	7,812

Goodman Group	503,604	8,554

GPT Group (The)	568,328	2,186

IDP Education Ltd.	63,087	1,471

Insurance Australia Group Ltd.	744,012	2,423

Lendlease Corp. Ltd.	205,647	1,709

Macquarie Group Ltd.	101,431	15,258

Medibank Pvt Ltd.	831,013	1,903

Mineral Resources Ltd.	51,356	2,008

Mirvac Group	1,192,331	2,207

National Australia Bank Ltd.	974,069	23,399

Newcrest Mining Ltd.	263,788	5,237

Northern Star Resources Ltd.	337,583	2,676

Orica Ltd.	124,071	1,469

Origin Energy Ltd.	528,236	2,444

Qantas Airways Ltd.*	294,988	1,133

QBE Insurance Group Ltd.	436,252	3,718

Ramsay Health Care Ltd.	55,395	2,683

REA Group Ltd.	14,975	1,497

Reece Ltd.	88,632	1,250

Rio Tinto Ltd.	110,606	9,798

Santos Ltd.	948,622	5,455

Scentre Group	1,525,891	3,456

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Australia – 7.9% continued

SEEK Ltd.	101,806	$2,240

Sonic Healthcare Ltd.	134,715	3,547

South32 Ltd.	1,399,149	5,210

Stockland	722,180	2,280

Suncorp Group Ltd.	367,302	3,037

Tabcorp Holdings Ltd.	670,075	2,657

Telstra Corp. Ltd.	1,258,010	3,710

Transurban Group	905,310	9,121

Treasury Wine Estates Ltd.	218,594	1,872

Vicinity Centres	1,159,071	1,603

Washington H Soul Pattinson & Co. Ltd.	64,896	1,378

Wesfarmers Ltd.	336,933	12,660

Westpac Banking Corp.	1,092,294	19,670

WiseTech Global Ltd.	43,985	1,657

Woodside Petroleum Ltd.	305,949	7,300

Woolworths Group Ltd.	360,222	10,005

		381,811

Austria – 0.2%

Erste Group Bank A.G.	104,731	3,799

OMV A.G.	43,901	2,093

Raiffeisen Bank International A.G.	48,529	686

Verbund A.G.	20,745	2,184

voestalpine A.G.	32,794	974

		9,736

Belgium – 0.8%

Ageas S.A./N.V.	52,492	2,642

Anheuser-Busch InBev S.A./N.V.	260,060	15,598

Elia Group S.A./N.V.	9,274	1,415

Etablissements Franz Colruyt N.V.	14,220	590

Groupe Bruxelles Lambert S.A.	32,914	3,413

KBC Group N.V.	74,041	5,325

Proximus S.A.DP	48,436	901

Sofina S.A.	4,582	1,662

Solvay S.A., Class A	22,628	2,228

UCB S.A.	37,899	4,537

Umicore S.A.	60,294	2,605

		40,916

Chile – 0.1%

Antofagasta PLC	119,332	2,606

Denmark – 2.6%

Ambu A/S, Class B	48,193	708

AP Moller - Maersk A/S, Class A	937	2,769

AP Moller - Maersk A/S, Class B	1,713	5,163

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 131 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Denmark – 2.6% continued

Carlsberg A/S, Class B	29,586	$3,612

Chr Hansen Holding A/S	32,237	2,369

Coloplast A/S, Class B	35,924	5,441

Danske Bank A/S	201,675	3,333

Demant A/S*	31,775	1,437

DSV A/S	60,455	11,560

Genmab A/S*	19,640	7,115

GN Store Nord A/S	36,969	1,804

Novo Nordisk A/S, Class B	501,635	55,554

Novozymes A/S, Class B	60,716	4,156

Orsted A/S(4)	56,673	7,136

Pandora A/S	30,574	2,893

ROCKWOOL International A/S, Class B	2,523	833

Tryg A/S	110,130	2,670

Vestas Wind Systems A/S	300,304	8,867

		127,420

Finland – 1.1%

Elisa OYJ	43,330	2,611

Fortum OYJ	135,021	2,451

Kesko OYJ, Class B	82,698	2,283

Kone OYJ, Class B	100,704	5,274

Neste OYJ	125,401	5,713

Nokia OYJ*	1,601,124	8,814

Nordea Bank Abp	956,375	9,848

Orion OYJ, Class B	32,054	1,455

Sampo OYJ, Class A	146,682	7,160

Stora Enso OYJ (Registered)	170,913	3,344

UPM-Kymmene OYJ	160,480	5,237

Wartsila OYJ Abp	143,640	1,312

		55,502

France – 10.8%

Accor S.A.*	49,672	1,592

Aeroports de Paris*	8,862	1,327

Air Liquide S.A.	140,908	24,650

Airbus S.E.*	175,576	21,223

Alstom S.A.	96,879	2,258

Amundi S.A.(4)	17,965	1,226

Arkema S.A.	18,404	2,196

AXA S.A.	577,640	16,869

BioMerieux	12,093	1,289

BNP Paribas S.A.	334,353	19,037

Bollore S.E.	259,867	1,357

Bouygues S.A.	70,085	2,443

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

France – 10.8% continued

Bureau Veritas S.A.	89,047	$2,544

Capgemini S.E.	47,839	10,642

Carrefour S.A.	183,696	3,985

Cie de Saint-Gobain	149,781	8,914

Cie Generale des Etablissements Michelin S.C.A.	50,012	6,756

CNP Assurances	50,106	1,208

Covivio	15,207	1,207

Credit Agricole S.A.	364,290	4,352

Danone S.A.	194,075	10,691

Dassault Aviation S.A.	7,770	1,235

Dassault Systemes S.E.	197,751	9,744

Edenred	73,770	3,647

Eiffage S.A.	25,390	2,602

Electricite de France S.A.	144,102	1,358

Engie S.A.	542,565	7,112

EssilorLuxottica S.A.	86,037	15,706

Eurazeo S.E.	12,643	1,063

Eurofins Scientific S.E.	39,784	3,944

Faurecia S.E.	30,396	786

Faurecia S.E. (Italian Exchange)	4,044	105

Gecina S.A.	13,585	1,709

Getlink S.E.	134,056	2,414

Hermes International	9,472	13,435

Ipsen S.A.	11,509	1,438

Kering S.A.	22,491	14,208

Klepierre S.A.*	61,320	1,630

La Francaise des Jeux S.A.E.M.(4)	28,637	1,135

Legrand S.A.	78,735	7,485

L’Oreal S.A.	74,751	29,920

LVMH Moet Hennessy Louis Vuitton S.E.	82,679	58,873

Orange S.A.	589,161	6,967

Orpea S.A.	17,005	734

Pernod Ricard S.A.	62,100	13,620

Publicis Groupe S.A.	69,141	4,200

Remy Cointreau S.A.	7,200	1,483

Renault S.A.*	58,542	1,530

Safran S.A.	101,627	11,944

Sanofi	338,435	34,515

Sartorius Stedim Biotech	8,416	3,449

Schneider Electric S.E.	160,688	26,828

SEB S.A.	8,296	1,157

Societe Generale S.A.	240,565	6,436

Sodexo S.A.	26,926	2,186

See Notes to the Financial Statements.

EQUITY FUNDS   132   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

France – 10.8% continued

Teleperformance	17,494	$6,671

Thales S.A.	31,625	3,993

TotalEnergies S.E.	747,262	37,915

Ubisoft Entertainment S.A.*	27,475	1,210

Unibail-Rodamco-Westfield*	26,509	1,983

Unibail-Rodamco-Westfield - CDI*	197,994	736

Valeo	69,720	1,281

Veolia Environnement S.A.	194,973	6,222

Vinci S.A.	161,282	16,489

Vivendi S.E.	236,850	3,091

Wendel S.E.	8,624	878

Worldline S.A.(4) *	70,549	3,059

		523,892

Germany – 7.6%

adidas A.G.	56,543	13,204

Allianz S.E. (Registered)	121,352	28,978

Aroundtown S.A.	300,026	1,723

BASF S.E.	275,097	15,687

Bayer A.G. (Registered)	292,205	19,992

Bayerische Motoren Werke A.G.	97,553	8,450

Bechtle A.G.	24,288	1,371

Beiersdorf A.G.	30,824	3,239

Brenntag S.E.	44,842	3,626

Carl Zeiss Meditec A.G. (Bearer)	12,046	1,953

Commerzbank A.G.*	306,967	2,344

Continental A.G.*	33,323	2,404

Covestro A.G.(4)	59,141	2,988

Daimler Truck Holding A.G.*	121,360	3,372

Delivery Hero S.E.(4) *	49,256	2,170

Deutsche Bank A.G. (Registered)*	614,061	7,841

Deutsche Boerse A.G.	56,672	10,181

Deutsche Lufthansa A.G. (Registered)*	178,894	1,450

Deutsche Post A.G. (Registered)	296,628	14,244

Deutsche Telekom A.G. (Registered)	961,637	17,961

E.ON S.E.	664,002	7,722

Evonik Industries A.G.	62,685	1,743

Fresenius Medical Care A.G. & Co. KGaA	60,269	4,042

Fresenius S.E. & Co. KGaA	123,633	4,549

GEA Group A.G.	46,687	1,929

Hannover Rueck S.E.	17,514	2,983

HeidelbergCement A.G.	45,432	2,598

HelloFresh S.E.*	50,357	2,275

Henkel A.G. & Co. KGaA	29,981	1,987

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Germany – 7.6% continued

Infineon Technologies A.G.	387,020	$13,222

KION Group A.G.	21,944	1,459

Knorr-Bremse A.G.	22,233	1,708

LANXESS A.G.	24,645	1,090

LEG Immobilien S.E.	22,075	2,521

Mercedes-Benz Group A.G.	256,483	18,015

Merck KGaA	38,640	8,092

MTU Aero Engines A.G.	15,788	3,668

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	41,524	11,123

Nemetschek S.E.	17,415	1,689

Puma S.E.	32,131	2,743

Rational A.G.	1,462	1,014

RWE A.G.	189,894	8,283

SAP S.E.	311,044	34,707

Scout24 S.E.(4)	24,469	1,404

Siemens A.G. (Registered)	227,549	31,530

Siemens Energy A.G.	121,623	2,779

Siemens Healthineers A.G.(4)	83,738	5,192

Symrise A.G.	39,350	4,724

Telefonica Deutschland Holding A.G.	332,822	909

Uniper S.E.	29,407	756

United Internet A.G. (Registered)	28,710	987

Volkswagen A.G.	9,971	2,484

Vonovia S.E.	218,729	10,227

Zalando S.E.(4) *	65,911	3,346

		366,678

Hong Kong – 2.8%

AIA Group Ltd.	3,607,286	37,766

BOC Hong Kong Holdings Ltd.	1,098,608	4,134

Budweiser Brewing Co. APAC Ltd.(4)	521,100	1,383

Chow Tai Fook Jewellery Group Ltd.*	600,000	1,087

CK Asset Holdings Ltd.	595,638	4,071

CK Hutchison Holdings Ltd.	794,138	5,822

CK Infrastructure Holdings Ltd.	197,853	1,324

CLP Holdings Ltd.	488,014	4,756

ESR Cayman Ltd.*	598,200	1,852

Futu Holdings Ltd. ADR*	16,413	534

Galaxy Entertainment Group Ltd.	645,148	3,834

Hang Lung Properties Ltd.	603,501	1,214

Hang Seng Bank Ltd.	227,979	4,385

Henderson Land Development Co. Ltd.	437,929	1,818

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 133 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Hong Kong – 2.8% continued

HK Electric Investments & HK Electric Investments Ltd.	832,227	$812

HKT Trust & HKT Ltd.	1,151,220	1,580

Hong Kong & China Gas Co. Ltd.	3,343,005	4,044

Hong Kong Exchanges & Clearing Ltd.	359,096	16,923

Hongkong Land Holdings Ltd.	346,700	1,691

Jardine Matheson Holdings Ltd.	64,100	3,516

Link REIT	624,678	5,324

Melco Resorts & Entertainment Ltd. ADR*	66,313	507

MTR Corp. Ltd.	472,136	2,548

New World Development Co. Ltd.	458,111	1,860

Power Assets Holdings Ltd.	407,817	2,656

Sino Land Co. Ltd.	1,026,165	1,325

SITC International Holdings Co. Ltd.	405,000	1,430

Sun Hung Kai Properties Ltd.	388,758	4,631

Swire Pacific Ltd., Class A	143,551	876

Swire Properties Ltd.	340,587	844

Techtronic Industries Co. Ltd.	412,333	6,643

WH Group Ltd.(4)	2,452,713	1,543

Wharf Real Estate Investment Co. Ltd.	484,766	2,396

Xinyi Glass Holdings Ltd.	511,000	1,228

		136,357

Ireland – 1.0%

AerCap Holdings N.V.*	40,475	2,035

CRH PLC	228,076	9,132

DCC PLC	30,176	2,339

Experian PLC	274,246	10,576

Flutter Entertainment PLC - CDI*	49,743	5,706

Irish Bank Resolution Corp. Ltd.(2) *	99,788	—

James Hardie Industries PLC - CDI	131,314	3,952

Kerry Group PLC, Class A	48,000	5,363

Kingspan Group PLC	45,714	4,443

Smurfit Kappa Group PLC	71,858	3,185

		46,731

Israel – 0.7%

Azrieli Group Ltd.	12,362	1,085

Bank Hapoalim B.M.	330,763	3,261

Bank Leumi Le-Israel B.M.	428,649	4,602

Check Point Software Technologies Ltd.*	31,905	4,411

CyberArk Software Ltd.*	11,912	2,010

Elbit Systems Ltd.	7,883	1,726

Fiverr International Ltd.*	8,577	652

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Israel – 0.7% continued

ICL Group Ltd.	216,645	$2,576

Inmode Ltd.*	13,689	505

Israel Discount Bank Ltd., Class A	355,469	2,209

Kornit Digital Ltd.*	13,593	1,124

Mizrahi Tefahot Bank Ltd.	43,080	1,676

Nice Ltd.*	18,675	4,088

Teva Pharmaceutical Industries Ltd. ADR*	335,670	3,152

Wix.com Ltd.*	16,691	1,743

		34,820

Italy – 2.0%

Amplifon S.p.A.	36,670	1,637

Assicurazioni Generali S.p.A.	328,350	7,513

Atlantia S.p.A.*	151,176	3,144

Davide Campari-Milano N.V.	155,838	1,813

DiaSorin S.p.A.	7,857	1,230

Enel S.p.A.	2,436,192	16,269

Eni S.p.A.	749,656	10,991

Ferrari N.V.	17,627	3,855

Ferrari N.V. (New York Exchange)	20,095	4,382

FinecoBank Banca Fineco S.p.A.	185,252	2,813

Infrastrutture Wireless Italiane S.p.A.(4)	96,117	1,078

Intesa Sanpaolo S.p.A.	4,905,543	11,213

Mediobanca Banca di Credito Finanziario S.p.A.	184,960	1,874

Moncler S.p.A.	60,221	3,354

Nexi S.p.A.(4) *	157,223	1,816

Poste Italiane S.p.A.(4)	158,553	1,799

Prysmian S.p.A.	77,196	2,630

Recordati Industria Chimica e Farmaceutica S.p.A.	31,359	1,576

Snam S.p.A.	598,439	3,456

Telecom Italia S.p.A.	3,047,503	1,119

Tenaris S.A.	140,576	2,119

Terna - Rete Elettrica Nazionale	410,139	3,527

UniCredit S.p.A.	633,422	6,839

		96,047

Japan – 21.9%

Advantest Corp.	59,500	4,667

Aeon Co. Ltd.	195,100	4,162

AGC, Inc.	56,400	2,254

Aisin Corp.	44,800	1,531

Ajinomoto Co., Inc.	138,300	3,927

ANA Holdings, Inc.*	46,800	977

See Notes to the Financial Statements.

EQUITY FUNDS   134   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Japan – 21.9% continued

Asahi Group Holdings Ltd.	136,300	$4,948

Asahi Intecc Co. Ltd.	65,000	1,272

Asahi Kasei Corp.	379,900	3,289

Astellas Pharma, Inc.	553,400	8,675

Azbil Corp.	37,100	1,236

Bandai Namco Holdings, Inc.	59,300	4,492

Benefit One, Inc.	21,800	456

Bridgestone Corp.	171,300	6,630

Brother Industries Ltd.	69,500	1,266

Canon, Inc.	300,000	7,303

Capcom Co. Ltd.	52,700	1,274

Central Japan Railway Co.	43,000	5,605

Chiba Bank (The) Ltd.	154,000	908

Chubu Electric Power Co., Inc.	194,200	2,012

Chugai Pharmaceutical Co. Ltd.	201,665	6,744

Concordia Financial Group Ltd.	320,400	1,195

Cosmos Pharmaceutical Corp.	5,700	692

CyberAgent, Inc.	122,700	1,521

Dai Nippon Printing Co. Ltd.	66,700	1,567

Daifuku Co. Ltd.	30,800	2,200

Dai-ichi Life Holdings, Inc.	301,700	6,138

Daiichi Sankyo Co. Ltd.	522,100	11,454

Daikin Industries Ltd.	74,200	13,510

Daito Trust Construction Co. Ltd.	19,900	2,111

Daiwa House Industry Co. Ltd.	168,500	4,402

Daiwa House REIT Investment Corp.	640	1,722

Daiwa Securities Group, Inc.	433,100	2,452

Denso Corp.	128,900	8,225

Dentsu Group, Inc.	63,018	2,577

Disco Corp.	8,700	2,427

East Japan Railway Co.	89,912	5,218

Eisai Co. Ltd.	70,400	3,263

ENEOS Holdings, Inc.	910,997	3,424

FANUC Corp.	57,200	10,059

Fast Retailing Co. Ltd.	17,400	8,939

Fuji Electric Co. Ltd.	38,600	1,925

FUJIFILM Holdings Corp.	107,200	6,558

Fujitsu Ltd.	58,400	8,706

GLP J-REIT	1,264	1,924

GMO Payment Gateway, Inc.	12,500	1,276

Hakuhodo DY Holdings, Inc.	69,000	867

Hamamatsu Photonics K.K.	42,370	2,255

Hankyu Hanshin Holdings, Inc.	70,900	2,051

Hikari Tsushin, Inc.	5,800	661

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Japan – 21.9% continued

Hino Motors Ltd.	80,800	$473

Hirose Electric Co. Ltd.	9,528	1,384

Hitachi Construction Machinery Co. Ltd.	29,900	775

Hitachi Ltd.	288,600	14,461

Hitachi Metals Ltd.*	63,000	1,054

Honda Motor Co. Ltd.	485,000	13,782

Hoshizaki Corp.	16,100	1,104

Hoya Corp.	110,200	12,575

Hulic Co. Ltd.	108,100	971

Ibiden Co. Ltd.	32,200	1,579

Idemitsu Kosan Co. Ltd.	62,488	1,724

Iida Group Holdings Co. Ltd.	41,264	714

Inpex Corp.	304,800	3,619

Isuzu Motors Ltd.	175,400	2,266

Ito En Ltd.	15,900	780

ITOCHU Corp.	356,300	12,086

Itochu Techno-Solutions Corp.	27,600	705

Japan Airlines Co. Ltd.*	42,200	785

Japan Exchange Group, Inc.	154,700	2,882

Japan Metropolitan Fund Invest	2,099	1,774

Japan Post Bank Co. Ltd.	120,500	971

Japan Post Holdings Co. Ltd.	729,000	5,355

Japan Post Insurance Co. Ltd.	62,600	1,095

Japan Real Estate Investment Corp.	359	1,881

Japan Tobacco, Inc.	356,700	6,106

JFE Holdings, Inc.	142,800	2,010

JSR Corp.	61,000	1,799

Kajima Corp.	137,000	1,668

Kakaku.com, Inc.	39,200	877

Kansai Electric Power (The) Co., Inc.	214,500	2,024

Kansai Paint Co. Ltd.	52,400	842

Kao Corp.	141,100	5,792

KDDI Corp.	480,800	15,792

Keio Corp.	30,300	1,183

Keisei Electric Railway Co. Ltd.	37,600	1,046

Keyence Corp.	57,956	26,945

Kikkoman Corp.	43,100	2,855

Kintetsu Group Holdings Co. Ltd.	51,300	1,468

Kirin Holdings Co. Ltd.	248,700	3,719

Kobayashi Pharmaceutical Co. Ltd.	16,000	1,283

Kobe Bussan Co. Ltd.	41,200	1,266

Koei Tecmo Holdings Co. Ltd.	18,720	612

Koito Manufacturing Co. Ltd.	31,414	1,272

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 135 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Japan – 21.9% continued

Komatsu Ltd.	261,900	$6,284

Konami Holdings Corp.	26,700	1,688

Kose Corp.	9,600	1,004

Kubota Corp.	306,000	5,737

Kurita Water Industries Ltd.	28,900	1,067

Kyocera Corp.	95,400	5,362

Kyowa Kirin Co. Ltd.	81,500	1,891

Lasertec Corp.	22,500	3,783

Lawson, Inc.	16,200	619

Lion Corp.	64,100	715

Lixil Corp.	80,700	1,502

M3, Inc.	131,400	4,756

Makita Corp.	65,000	2,082

Marubeni Corp.	466,900	5,447

Mazda Motor Corp.	167,700	1,241

McDonald’s Holdings Co. Japan Ltd.	23,200	966

Medipal Holdings Corp.	52,700	868

MEIJI Holdings Co. Ltd.	36,626	1,986

Mercari, Inc.*	30,400	788

MINEBEA MITSUMI, Inc.	109,100	2,377

MISUMI Group, Inc.	86,400	2,571

Mitsubishi Chemical Holdings Corp.	390,800	2,600

Mitsubishi Corp.	375,700	14,156

Mitsubishi Electric Corp.	544,700	6,269

Mitsubishi Estate Co. Ltd.	352,400	5,241

Mitsubishi Gas Chemical Co., Inc.	44,700	759

Mitsubishi HC Capital, Inc.	188,300	876

Mitsubishi Heavy Industries Ltd.	94,700	3,119

Mitsubishi UFJ Financial Group, Inc.	3,565,295	22,130

Mitsui & Co. Ltd.	464,500	12,653

Mitsui Chemicals, Inc.	55,200	1,391

Mitsui Fudosan Co. Ltd.	273,700	5,856

Mitsui OSK Lines Ltd.	104,100	2,890

Miura Co. Ltd.	24,800	612

Mizuho Financial Group, Inc.	719,618	9,211

MonotaRO Co. Ltd.	75,300	1,614

MS&AD Insurance Group Holdings, Inc.	131,843	4,284

Murata Manufacturing Co. Ltd.	171,391	11,330

NEC Corp.	73,100	3,067

Nexon Co. Ltd.	147,700	3,534

NGK Insulators Ltd.	74,300	1,061

Nidec Corp.	133,000	10,537

Nihon M&A Center, Inc.	91,200	1,267

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Japan – 21.9% continued

Nintendo Co. Ltd.	32,900	$16,600

Nippon Building Fund, Inc.	442	2,510

NIPPON EXPRESS HOLDINGS, Inc.	22,800	1,567

Nippon Paint Holdings Co. Ltd.	241,300	2,117

Nippon Prologis REIT, Inc.	608	1,778

Nippon Sanso Holdings Corp.	44,300	842

Nippon Shinyaku Co. Ltd.	14,100	959

Nippon Steel Corp.	256,961	4,555

Nippon Telegraph & Telephone Corp.	356,512	10,359

Nippon Yusen K.K.	48,100	4,204

Nissan Chemical Corp.	36,500	2,142

Nissan Motor Co. Ltd.*	684,400	3,047

Nisshin Seifun Group, Inc.	56,505	789

Nissin Foods Holdings Co. Ltd.	19,000	1,334

Nitori Holdings Co. Ltd.	23,800	2,989

Nitto Denko Corp.	41,700	2,989

Nomura Holdings, Inc.	913,100	3,826

Nomura Real Estate Holdings, Inc.	32,700	783

Nomura Real Estate Master Fund, Inc.	1,329	1,757

Nomura Research Institute Ltd.	99,222	3,245

NTT Data Corp.	186,200	3,652

Obayashi Corp.	194,800	1,432

Obic Co. Ltd.	20,500	3,072

Odakyu Electric Railway Co. Ltd.	87,200	1,448

Oji Holdings Corp.	253,800	1,262

Olympus Corp.	331,600	6,300

Omron Corp.	55,400	3,694

Ono Pharmaceutical Co. Ltd.	112,100	2,815

Open House Group Co. Ltd.	24,600	1,089

Oracle Corp. Japan	10,900	757

Oriental Land Co. Ltd.	59,600	11,379

ORIX Corp.	365,400	7,293

Orix JREIT, Inc.	814	1,104

Osaka Gas Co. Ltd.	113,000	1,940

Otsuka Corp.	34,200	1,214

Otsuka Holdings Co. Ltd.	117,915	4,079

Pan Pacific International Holdings Corp.	120,900	1,939

Panasonic Corp.	661,700	6,408

Persol Holdings Co. Ltd.	52,700	1,181

Pola Orbis Holdings, Inc.	24,500	319

Rakuten Group, Inc.	261,700	2,063

Recruit Holdings Co. Ltd.	404,300	17,699

Renesas Electronics Corp.*	377,600	4,369

Resona Holdings, Inc.	615,810	2,637

See Notes to the Financial Statements.

EQUITY FUNDS   136   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Japan – 21.9% continued

Ricoh Co. Ltd.	203,700	$1,767

Rinnai Corp.	10,300	771

Rohm Co. Ltd.	26,600	2,067

Ryohin Keikaku Co. Ltd.	75,100	876

Santen Pharmaceutical Co. Ltd.	105,800	1,059

SBI Holdings, Inc.	73,960	1,869

SCSK Corp.	45,500	780

Secom Co. Ltd.	62,200	4,507

Seiko Epson Corp.	81,000	1,214

Sekisui Chemical Co. Ltd.	116,300	1,666

Sekisui House Ltd.	186,900	3,624

Seven & i Holdings Co. Ltd.	224,300	10,672

SG Holdings Co. Ltd.	92,500	1,743

Sharp Corp.	60,400	566

Shimadzu Corp.	72,100	2,483

Shimano, Inc.	22,000	5,032

Shimizu Corp.	164,100	986

Shin-Etsu Chemical Co. Ltd.	105,500	16,077

Shionogi & Co. Ltd.	79,700	4,895

Shiseido Co. Ltd.	119,900	6,077

Shizuoka Bank (The) Ltd.	143,100	1,011

SMC Corp.	17,200	9,606

SoftBank Corp.	856,500	10,011

SoftBank Group Corp.	359,200	16,156

Sohgo Security Services Co. Ltd.	20,300	663

Sompo Holdings, Inc.	93,245	4,102

Sony Group Corp.	375,700	38,776

Square Enix Holdings Co. Ltd.	25,700	1,138

Stanley Electric Co. Ltd.	35,500	670

Subaru Corp.	187,300	2,975

SUMCO Corp.	100,100	1,642

Sumitomo Chemical Co. Ltd.	449,700	2,061

Sumitomo Corp.	335,100	5,811

Sumitomo Dainippon Pharma Co. Ltd.	48,700	481

Sumitomo Electric Industries Ltd.	228,700	2,720

Sumitomo Metal Mining Co. Ltd.	73,300	3,701

Sumitomo Mitsui Financial Group, Inc.	389,742	12,438

Sumitomo Mitsui Trust Holdings, Inc.	102,719	3,356

Sumitomo Realty & Development Co. Ltd.	94,200	2,604

Suntory Beverage & Food Ltd.	41,800	1,594

Suzuki Motor Corp.	109,600	3,757

Sysmex Corp.	49,798	3,616

T&D Holdings, Inc.	161,400	2,190

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Japan – 21.9% continued

Taisei Corp.	57,700	$1,668

Taisho Pharmaceutical Holdings Co. Ltd.	11,600	538

Takeda Pharmaceutical Co. Ltd.	470,966	13,479

TDK Corp.	115,600	4,174

Terumo Corp.	193,400	5,857

TIS, Inc.	63,900	1,495

Tobu Railway Co. Ltd.	56,400	1,372

Toho Co. Ltd.	33,000	1,248

Tokio Marine Holdings, Inc.	188,200	10,946

Tokyo Century Corp.	9,100	334

Tokyo Electric Power Co. Holdings, Inc.*	426,800	1,411

Tokyo Electron Ltd.	44,500	22,850

Tokyo Gas Co. Ltd.	109,400	2,004

Tokyu Corp.	149,100	1,937

TOPPAN, Inc.	77,000	1,360

Toray Industries, Inc.	421,500	2,197

Toshiba Corp.	116,600	4,424

Tosoh Corp.	77,100	1,140

TOTO Ltd.	42,900	1,723

Toyo Suisan Kaisha Ltd.	25,600	915

Toyota Industries Corp.	43,300	2,980

Toyota Motor Corp.	3,160,820	56,621

Toyota Tsusho Corp.	62,200	2,559

Trend Micro, Inc.	40,100	2,341

Tsuruha Holdings, Inc.	11,600	737

Unicharm Corp.	120,000	4,268

USS Co. Ltd.	64,300	1,082

Welcia Holdings Co. Ltd.	27,100	667

West Japan Railway Co.	64,300	2,669

Yakult Honsha Co. Ltd.	39,000	2,082

Yamaha Corp.	40,100	1,749

Yamaha Motor Co. Ltd.	89,100	1,997

Yamato Holdings Co. Ltd.	88,600	1,659

Yaskawa Electric Corp.	70,300	2,746

Yokogawa Electric Corp.	68,100	1,162

Z Holdings Corp.	793,500	3,445

ZOZO, Inc.	37,200	988

		1,061,663

Jordan – 0.0%

Hikma Pharmaceuticals PLC	52,388	1,410

Macau – 0.0%

Sands China Ltd.*	695,099	1,668

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 137 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Netherlands – 4.7%

ABN AMRO Bank N.V. - C.V.A.	126,801	$1,622

Adyen N.V.(4) *	5,895	11,646

Aegon N.V.	547,407	2,889

Akzo Nobel N.V.	54,994	4,725

ArcelorMittal S.A.	190,353	6,118

Argenx S.E.*	13,562	4,264

ASM International N.V.	13,870	5,028

ASML Holding N.V.	123,153	82,143

Euronext N.V.	25,722	2,336

EXOR N.V.	33,097	2,524

Heineken Holding N.V.	34,813	2,725

Heineken N.V.	76,687	7,311

IMCD N.V.	17,378	2,955

ING Groep N.V.	1,161,226	12,136

JDE Peet’s N.V.	32,363	926

Just Eat Takeaway.com N.V.*	54,494	1,829

Koninklijke Ahold Delhaize N.V.	312,161	10,035

Koninklijke DSM N.V.	51,718	9,243

Koninklijke KPN N.V.	992,556	3,447

Koninklijke Philips N.V.	272,633	8,341

NN Group N.V.	78,771	3,970

Prosus N.V.*	277,837	14,708

QIAGEN N.V.*	70,793	3,475

Randstad N.V.	36,549	2,194

Stellantis N.V.	422,813	6,856

Stellantis N.V. (New York Exchange)	183,088	2,979

Universal Music Group N.V.	215,267	5,715

Wolters Kluwer N.V.	78,095	8,313

		230,453

New Zealand – 0.3%

Auckland International Airport Ltd.*	358,943	1,941

Fisher & Paykel Healthcare Corp. Ltd.	175,584	2,950

Mercury NZ Ltd.	212,645	874

Meridian Energy Ltd.	386,420	1,347

Ryman Healthcare Ltd.	124,295	806

Spark New Zealand Ltd.	528,543	1,675

Xero Ltd.*	40,326	3,054

		12,647

Norway – 0.8%

Adevinta ASA*	83,749	763

Aker BP ASA	37,522	1,398

DNB Bank ASA	274,735	6,220

Equinor ASA	293,007	10,995

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Norway – 0.8% continued

Gjensidige Forsikring ASA	59,937	$1,487

Mowi ASA	130,167	3,509

Norsk Hydro ASA	398,883	3,887

Orkla ASA	224,183	1,994

Schibsted ASA, Class A	19,682	483

Schibsted ASA, Class B	31,346	667

Telenor ASA	211,158	3,035

Yara International ASA	49,834	2,485

		36,923

Poland – 0.0%

InPost S.A.*	48,817	307

Portugal – 0.2%

Banco Espirito Santo S.A. (Registered)(2)*	882,815	—

EDP - Energias de Portugal S.A.	835,938	4,117

Galp Energia SGPS S.A.	150,840	1,909

Jeronimo Martins SGPS S.A.	86,149	2,064

		8,090

Singapore – 1.4%

Ascendas Real Estate Investment Trust	1,020,192	2,200

CapitaLand Integrated Commercial Trust	1,477,116	2,446

Capitaland Investment Ltd.*	799,062	2,343

City Developments Ltd.	123,700	716

DBS Group Holdings Ltd.	539,005	14,171

Genting Singapore Ltd.	1,882,280	1,127

Grab Holdings Ltd., Class A*	326,581	1,143

Keppel Corp. Ltd.	440,950	2,082

Mapletree Commercial Trust	683,900	951

Mapletree Logistics Trust	863,087	1,174

Oversea-Chinese Banking Corp. Ltd.	1,006,551	9,149

Sea Ltd. ADR*	95,045	11,385

Singapore Airlines Ltd.*	401,935	1,622

Singapore Exchange Ltd.	243,900	1,789

Singapore Technologies Engineering Ltd.	440,300	1,335

Singapore Telecommunications Ltd.	2,440,025	4,739

United Overseas Bank Ltd.	350,149	8,213

UOL Group Ltd.	122,280	634

Venture Corp. Ltd.	81,100	1,046

Wilmar International Ltd.	580,000	2,011

		70,276

See Notes to the Financial Statements.

EQUITY FUNDS   138   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Spain – 2.3%

ACS Actividades de Construccion y Servicios S.A.	69,683	$1,873

Aena S.M.E. S.A.*	22,889	3,792

Amadeus IT Group S.A.*	134,971	8,791

Banco Bilbao Vizcaya Argentaria S.A.	1,993,750	11,400

Banco Santander S.A.	5,194,337	17,624

CaixaBank S.A.	1,318,695	4,444

Cellnex Telecom S.A.*	152,071	7,289

EDP Renovaveis S.A.	86,724	2,234

Enagas S.A.	78,155	1,737

Endesa S.A.	95,483	2,084

Ferrovial S.A.	146,873	3,888

Grifols S.A.	89,490	1,619

Iberdrola S.A.	1,728,496	18,813

Industria de Diseno Textil S.A.	322,304	7,013

Naturgy Energy Group S.A.	58,664	1,752

Red Electrica Corp. S.A.	131,315	2,697

Repsol S.A.	426,510	5,608

Siemens Gamesa Renewable Energy S.A.*	71,300	1,252

Telefonica S.A.	1,558,474	7,565

		111,475

Sweden – 3.3%

Alfa Laval AB	92,955	3,197

Assa Abloy AB, Class B	297,541	8,023

Atlas Copco AB, Class A	199,796	10,369

Atlas Copco AB, Class B	115,429	5,235

Boliden AB	83,517	4,235

Electrolux AB, Class B	67,610	1,023

Embracer Group AB*	168,155	1,409

Epiroc AB, Class A	199,526	4,270

Epiroc AB, Class B	111,843	2,013

EQT AB	90,521	3,545

Essity AB, Class B	179,072	4,219

Evolution AB	51,615	5,268

Fastighets AB Balder, Class B*	31,861	2,085

Getinge AB, Class B	69,820	2,779

Hennes & Mauritz AB, Class B	213,503	2,851

Hexagon AB, Class B	577,244	8,099

Husqvarna AB, Class B	123,626	1,289

Industrivarden AB, Class A	41,429	1,177

Industrivarden AB, Class C	47,561	1,327

Investment AB Latour, Class B	47,006	1,493

Investor AB, Class A	145,759	3,386

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Sweden – 3.3% continued

Investor AB, Class B	541,002	$11,748

Kinnevik AB, Class B*	73,763	1,920

L E Lundbergforetagen AB, Class B	22,433	1,140

Lifco AB, Class B	68,727	1,744

Lundin Energy AB	60,190	2,552

Nibe Industrier AB, Class B	424,216	4,675

Sagax AB, Class B	45,840	1,387

Sandvik AB	333,201	7,074

Securitas AB, Class B	99,931	1,126

Sinch AB*	157,666	1,068

Skandinaviska Enskilda Banken AB, Class A	481,173	5,210

Skanska AB, Class B	103,102	2,307

SKF AB, Class B	116,771	1,898

Svenska Cellulosa AB S.C.A., Class B	178,894	3,473

Svenska Handelsbanken AB, Class A	430,310	3,960

Swedbank AB, Class A	268,342	4,005

Swedish Match AB	468,268	3,522

Tele2 AB, Class B	149,665	2,259

Telefonaktiebolaget LM Ericsson, Class B	875,752	8,013

Telia Co. AB	775,279	3,105

Volvo AB, Class A	61,781	1,181

Volvo AB, Class B	421,055	7,853

		158,512

Switzerland – 10.8%

ABB Ltd. (Registered)	492,091	15,921

Adecco Group A.G. (Registered)	48,522	2,196

Alcon, Inc.	148,384	11,721

Bachem Holding A.G., Class B

(Registered)	1,874	1,028

Baloise Holding A.G. (Registered)	13,903	2,477

Barry Callebaut A.G. (Registered)	1,077	2,522

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	309	3,664

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	33	3,986

Cie Financiere Richemont S.A., Class A (Registered)	155,400	19,712

Clariant A.G. (Registered)*	67,387	1,167

Coca-Cola HBC A.G. - CDI*	60,332	1,258

Credit Suisse Group A.G. (Registered)	786,175	6,203

EMS-Chemie Holding A.G. (Registered)	2,120	2,051

Geberit A.G. (Registered)	10,598	6,524

Givaudan S.A. (Registered)	2,763	11,374

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 139 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Switzerland – 10.8% continued

Glencore PLC*	2,951,006	$19,178

Holcim Ltd. (OTC US Exchange)*	113,495	5,541

Holcim Ltd. (OTC US Exchange)*	41,426	2,005

Julius Baer Group Ltd.	67,144	3,895

Kuehne + Nagel International A.G. (Registered)	16,129	4,570

Logitech International S.A. (Registered)	51,268	3,800

Lonza Group A.G. (Registered)	22,129	16,032

Nestle S.A. (Registered)	839,081	108,930

Novartis A.G. (Registered)	652,324	57,210

Partners Group Holding A.G.	6,738	8,371

Roche Holding A.G. (Bearer)	9,437	4,126

Roche Holding A.G. (Genusschein)	209,417	82,819

Schindler Holding A.G. (Participation Certificate)	12,209	2,603

Schindler Holding A.G. (Registered)	6,242	1,324

SGS S.A. (Registered)	1,774	4,929

Sika A.G. (Registered)	42,466	13,991

Sonova Holding A.G. (Registered)	16,055	6,697

STMicroelectronics N.V.	202,070	8,778

Straumann Holding A.G. (Registered)	3,065	4,904

Swatch Group (The) A.G. (Bearer)	8,382	2,382

Swatch Group (The) A.G. (Registered)	16,434	892

Swiss Life Holding A.G. (Registered)	9,307	5,941

Swiss Prime Site A.G. (Registered)	22,746	2,242

Swiss Re A.G.	89,659	8,532

Swisscom A.G. (Registered)	7,658	4,598

Temenos A.G. (Registered)	20,240	1,939

UBS Group A.G. (Registered)	1,046,552	20,447

VAT Group A.G.	8,195	3,125

Vifor Pharma A.G.*	14,774	2,634

Zurich Insurance Group A.G.	44,727	22,052

		526,291

United Kingdom – 14.4%

3i Group PLC	285,885	5,171

Abrdn PLC	661,578	1,852

Admiral Group PLC	59,083	1,979

Anglo American PLC	380,527	19,626

Ashtead Group PLC	132,372	8,344

Associated British Foods PLC	108,610	2,359

AstraZeneca PLC	461,567	61,209

Auto Trader Group PLC(4)	290,654	2,406

AVEVA Group PLC	33,903	1,082

Aviva PLC	1,146,029	6,765

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

United Kingdom – 14.4% continued

BAE Systems PLC	943,717	$8,896

Barclays PLC	4,967,974	9,651

Barratt Developments PLC	310,382	2,118

Berkeley Group Holdings PLC*	33,040	1,608

BP PLC	5,879,434	28,733

British American Tobacco PLC	648,682	27,132

British Land (The) Co. PLC	263,252	1,823

BT Group PLC	2,675,877	6,378

Bunzl PLC	100,359	3,902

Burberry Group PLC	119,332	2,606

CNH Industrial N.V.	302,033	4,782

Coca-Cola Europacific Partners PLC	62,769	3,051

Compass Group PLC	529,408	11,409

Croda International PLC	41,072	4,221

Diageo PLC	693,189	35,036

Entain PLC*	174,765	3,748

Ferguson PLC	65,585	8,903

GlaxoSmithKline PLC	1,496,997	32,281

Halma PLC	112,064	3,658

Hargreaves Lansdown PLC	108,563	1,430

HSBC Holdings PLC	6,060,943	41,530

Imperial Brands PLC	280,631	5,909

Informa PLC*	444,172	3,486

InterContinental Hotels Group PLC	53,706	3,637

Intertek Group PLC	49,447	3,377

J Sainsbury PLC	534,668	1,770

JD Sports Fashion PLC	772,306	1,496

Johnson Matthey PLC	58,966	1,445

Kingfisher PLC	637,450	2,127

Land Securities Group PLC	211,559	2,172

Legal & General Group PLC	1,804,834	6,400

Lloyds Banking Group PLC	21,071,816	12,900

London Stock Exchange Group PLC	97,944	10,233

M&G PLC	789,928	2,288

Melrose Industries PLC	1,335,662	2,162

Mondi PLC	143,339	2,779

National Grid PLC	1,083,883	16,648

NatWest Group PLC	1,669,017	4,696

Next PLC	40,536	3,197

Ocado Group PLC*	148,957	2,277

Pearson PLC	227,624	2,224

Persimmon PLC	96,970	2,727

Phoenix Group Holdings PLC	206,989	1,660

Prudential PLC	820,956	12,127

See Notes to the Financial Statements.

EQUITY FUNDS   140   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

United Kingdom – 14.4% continued

Reckitt Benckiser Group PLC	212,705	$16,259

RELX PLC (London Exchange)	575,116	17,914

Rentokil Initial PLC	567,273	3,907

Rio Tinto PLC	334,512	26,536

Rolls-Royce Holdings PLC*	2,496,240	3,282

Sage Group (The) PLC	310,932	2,851

Schroders PLC	36,730	1,548

Segro PLC	356,852	6,286

Severn Trent PLC	76,944	3,106

Shell PLC	2,293,779	62,950

Smith & Nephew PLC	259,648	4,139

Smiths Group PLC	120,146	2,277

Spirax-Sarco Engineering PLC	21,727	3,560

SSE PLC	314,921	7,211

St. James’s Place PLC	164,838	3,108

Standard Chartered PLC	778,585	5,163

Taylor Wimpey PLC	1,108,534	1,892

Tesco PLC	2,275,554	8,227

Unilever PLC	764,810	34,623

United Utilities Group PLC	196,781	2,900

Vodafone Group PLC	8,182,051	13,424

Whitbread PLC*	61,021	2,271

WPP PLC	344,495	4,508

		699,368

Total Common Stocks

(Cost $3,110,712)		4,741,599

PREFERRED STOCKS – 0.5% (1)

Germany – 0.5%

Bayerische Motoren Werke A.G., 8.11%(5)	18,241	1,413

FUCHS PETROLUB S.E., 3.14%(5)	20,307	738

Henkel A.G. & Co. KGaA, 3.04%(5)	53,679	3,595

Porsche Automobil Holding S.E., 2.88%(5)	45,367	4,395

Sartorius A.G., 0.31%(5)	7,726	3,431

Volkswagen A.G., 4.72%(5)	55,326	9,567

		23,139

Total Preferred Stocks

(Cost $15,997)		23,139

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.7%

iShares MSCI EAFE ETF	310,000	$22,816

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(6) (7)	9,600,953	9,601

Total Investment Companies

(Cost $31,174)		32,417

Total Investments – 98.9%

(Cost $3,157,883)		4,797,155

Other Assets less Liabilities – 1.1%		54,226

Net Assets – 100.0%		$4,851,381

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(3)

Restricted security that has been deemed illiquid. At March 31, 2022, the value of this restricted illiquid security amounted to approximately $0 or 0.0% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)
BGP Holdings PLC	12/2/09	$—

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(5)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2022 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

C.V.A. – Credit Valuation Adjustment

CDI – CREST Depository Interest

EAFE – Europe, Australasia and the Far East

ETF – Exchange-Traded Fund

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 141 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

At March 31, 2022, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

BNP	United States Dollar	241	Danish Krone	1,629	6/15/22	$ 2

BNY Mellon	United States Dollar	141	New Zealand Dollar	205	6/15/22	1

BNY Mellon	United States Dollar	241	Norwegian Krone	2,153	6/15/22	3

Citibank	United States Dollar	54	Singapore Dollar	73	6/15/22	— *

Citibank	United States Dollar	1,303	Swedish Krona	12,582	6/15/22	37

JPMorgan Chase	Euro	1,450	United States Dollar	1,614	6/15/22	5

Morgan Stanley	United States Dollar	1,334	Japanese Yen	163,500	6/15/22	12

Toronto-Dominion Bank	Japanese Yen	55,920	United States Dollar	474	6/15/22	14

Toronto-Dominion Bank	United States Dollar	1,858	British Pound	1,420	6/15/22	7

Toronto-Dominion Bank	United States Dollar	9,856	Euro	8,928	6/15/22	51

UBS	United States Dollar	2,145	Swiss Franc	1,992	6/15/22	18

Subtotal Appreciation						150

BNP	United States Dollar	8,092	Japanese Yen	944,130	6/15/22	(320)

Citibank	Australian Dollar	2,885	United States Dollar	2,116	6/15/22	(46)

Citibank	Japanese Yen	843,800	United States Dollar	6,927	6/15/22	(18)

JPMorgan Chase	British Pound	240	United States Dollar	315	6/15/22	— *

JPMorgan Chase	United States Dollar	1,405	British Pound	1,070	6/15/22	— *

JPMorgan Chase	United States Dollar	712	Euro	640	6/15/22	(2)

Morgan Stanley	Swiss Franc	1,300	United States Dollar	1,400	6/15/22	(11)

Morgan Stanley	United States Dollar	3,455	Australian Dollar	4,600	6/15/22	(8)

Morgan Stanley	United States Dollar	585	Japanese Yen	69,300	6/15/22	(14)

Toronto-Dominion Bank	Australian Dollar	440	United States Dollar	317	6/15/22	(13)

Toronto-Dominion Bank	British Pound	920	United States Dollar	1,202	6/15/22	(7)

Toronto-Dominion Bank	Euro	760	United States Dollar	837	6/15/22	(7)

Toronto-Dominion Bank	United States Dollar	829	Australian Dollar	1,100	6/15/22	(5)

Toronto-Dominion Bank	United States Dollar	1,449	British Pound	1,100	6/15/22	(4)

Toronto-Dominion Bank	United States Dollar	2,911	Euro	2,600	6/15/22	(26)

Toronto-Dominion Bank	United States Dollar	328	Hong Kong Dollar	2,566	6/15/22	— *

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Toronto-Dominion Bank	United States Dollar	979	Swiss Franc	900	6/15/22	$ (2)
Subtotal Depreciation						(483)
Total						$(333)

*	Amounts round to less than a thousand.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
Euro Stoxx 50 (Euro)	596	$25,206	Long	6/22	$966

FTSE 100 Index (British Pound)	126	12,391	Long	6/22	535

Hang Seng Index (Hong Kong Dollar)	12	1,684	Long	4/22	50

SPI 200 Index (Australian Dollar)	50	6,996	Long	6/22	307

Topix Index (Japanese Yen)	92	14,710	Long	6/22	1,142

Total					$3,000

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Euro	30.8%

Japanese Yen	21.9

British Pound	15.0

Swiss Franc	10.2

Australian Dollar	8.0

All other currencies less than 5%	13.0

Total Investments	98.9

Other Assets less Liabilities	1.1

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar

See Notes to the Financial Statements.

EQUITY FUNDS   142   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2022 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments. Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:

Hong Kong	$1,041	$135,316	$—	$136,357

Ireland	2,035	44,696	—	46,731

Israel	13,597	21,223	—	34,820

Italy	4,382	91,665	—	96,047

Netherlands	2,979	227,474	—	230,453

Singapore	12,528	57,748	—	70,276

Switzerland	2,634	523,657	—	526,291

United Kingdom	3,051	696,317	—	699,368

All Other Countries(1)	—	2,901,256	—	2,901,256
Total Common Stocks	42,247	4,699,352	—	4,741,599
Preferred Stocks	—	23,139	—	23,139
Investment Companies	32,417	—	—	32,417
Total Investments	$74,664	$4,722,491	$—	$4,797,155

OTHER FINANCIAL INSTRUMENTS
Assets

Forward Foreign
Currency Exchange
Contracts	$—	$150	$—	$150

Futures Contracts	3,000	—	—	3,000
Liabilities

Forward Foreign
Currency Exchange
Contracts	—	(483)	—	(483)
Total Other Financial Instruments	$3,000	$(333)	$—	$2,667
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 143 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.6%

Aerospace & Defense – 1.3%

General Dynamics Corp.	10,260	$2,474

Lockheed Martin Corp.	2,655	1,172

Northrop Grumman Corp.	266	119

		3,765

Air Freight & Logistics – 1.4%

Expeditors International of Washington, Inc.	9,040	932

United Parcel Service, Inc., Class B	14,108	3,026

		3,958

Automobiles – 1.9%

Ford Motor Co.	21,201	359

Harley-Davidson, Inc.	8,629	340

Tesla, Inc.*	4,516	4,866

		5,565

Banks – 3.4%

Bank of America Corp.	61,565	2,538

Citigroup, Inc.	39,600	2,115

Fifth Third Bancorp	4,937	212

JPMorgan Chase & Co.	11,963	1,631

U.S. Bancorp	7,055	375

Wells Fargo & Co.	63,537	3,079

		9,950

Beverages – 0.7%

Coca-Cola (The) Co.	31,869	1,976

PepsiCo, Inc.	612	102

		2,078

Biotechnology – 1.6%

Amgen, Inc.	12,429	3,005

Gilead Sciences, Inc.	1,880	112

Moderna, Inc.*	587	101

Regeneron Pharmaceuticals, Inc.*	2,020	1,411

		4,629

Building Products – 0.1%

A.O. Smith Corp.	4,148	265

Capital Markets – 2.3%

Affiliated Managers Group, Inc.	3,265	460

Bank of New York Mellon (The) Corp.	35,686	1,771

Goldman Sachs Group (The), Inc.	7,418	2,449

Janus Henderson Group PLC	6,487	227

Jefferies Financial Group, Inc.	50,762	1,668

		6,575

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.6% continued

Chemicals – 2.1%

Celanese Corp.	3,386	$484

Chemours (The) Co.	1,521	48

Dow, Inc.	35,751	2,278

Olin Corp.	29,660	1,551

Westlake Corp.	12,946	1,597

		5,958

Communications Equipment – 1.2%

Cisco Systems, Inc.	62,139	3,465

Consumer Finance – 0.9%

Capital One Financial Corp.	6,033	792

Discover Financial Services	9,255	1,020

SLM Corp.	41,701	766

		2,578

Diversified Financial Services – 1.8%

Berkshire Hathaway, Inc., Class B*	9,995	3,527

Voya Financial, Inc.	26,114	1,733

		5,260

Diversified Telecommunication Services – 0.7%

Verizon Communications, Inc.	39,732	2,024

Electric Utilities – 1.7%

Constellation Energy Corp.	13,789	776

Edison International	963	67

Entergy Corp.	193	23

Exelon Corp.	41,368	1,970

FirstEnergy Corp.	22,340	1,024

IDACORP, Inc.	4,678	540

NRG Energy, Inc.	11,681	448

		4,848

Electrical Equipment – 0.5%

Acuity Brands, Inc.	3,961	750

Emerson Electric Co.	8,152	799

		1,549

Electronic Equipment, Instruments & Components – 0.8%

Arrow Electronics, Inc.*	11,383	1,350

CDW Corp.	4,414	790

Zebra Technologies Corp., Class A*	393	163

		2,303

Entertainment – 0.8%

Activision Blizzard, Inc.	6,011	482

Electronic Arts, Inc.	4,806	608

Liberty Media Corp.-Liberty Formula One, Class C*	2,607	182

See Notes to the Financial Statements.

EQUITY FUNDS   144   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.6% continued

Entertainment – 0.8% continued

Netflix, Inc.*	1,773	$664

Walt Disney (The) Co.*	1,446	198

World Wrestling Entertainment, Inc., Class A	4,032	252

		2,386

Equity Real Estate Investment Trusts – 2.1%

Equity Residential	15,913	1,431

Lamar Advertising Co., Class A	14,994	1,742

Rayonier, Inc.	11,835	487

Simon Property Group, Inc.	3,946	519

Weyerhaeuser Co.	52,063	1,973

		6,152

Food & Staples Retailing – 1.3%

Albertsons Cos., Inc., Class A	2,047	68

Kroger (The) Co.	23,713	1,360

Walmart, Inc.	14,772	2,200

		3,628

Food Products – 1.5%

Hershey (The) Co.	10,826	2,345

Tyson Foods, Inc., Class A	23,222	2,082

		4,427

Health Care Equipment & Supplies – 2.4%

Abbott Laboratories	27,444	3,248

IDEXX Laboratories, Inc.*	3,249	1,777

Medtronic PLC	7,974	885

ResMed, Inc.	4,167	1,011

		6,921

Health Care Providers & Services – 3.3%

Laboratory Corp. of America Holdings*	7,461	1,967

McKesson Corp.	2,123	650

Quest Diagnostics, Inc.	12,232	1,674

UnitedHealth Group, Inc.	10,085	5,143

		9,434

Hotels, Restaurants & Leisure – 1.0%

Domino’s Pizza, Inc.	2,503	1,019

McDonald’s Corp.	4,355	1,077

Starbucks Corp.	7,128	648

Yum! Brands, Inc.	2,564	304

		3,048

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.6% continued

Household Durables – 0.6%

NVR, Inc.*	136	$608

Whirlpool Corp.	6,404	1,106

		1,714

Household Products – 1.2%

Colgate-Palmolive Co.	12,040	913

Procter & Gamble (The) Co.	17,219	2,631

		3,544

Independent Power & Renewable Electricity Producers – 0.6%

AES (The) Corp.	64,749	1,666

Industrial Conglomerates – 0.7%

3M Co.	14,279	2,126

Insurance – 2.1%

Aflac, Inc.	34,660	2,232

Brighthouse Financial, Inc.*	27,081	1,399

MetLife, Inc.	32,427	2,279

Prudential Financial, Inc.	1,483	175

		6,085

Interactive Media & Services – 6.4%

Alphabet, Inc., Class A*	5,001	13,910

Meta Platforms, Inc., Class A*	20,118	4,473

		18,383

Internet & Direct Marketing Retail – 3.7%

Amazon.com, Inc.*	2,978	9,708

eBay, Inc.	18,064	1,034

		10,742

IT Services – 4.1%

Accenture PLC, Class A	9,765	3,293

Automatic Data Processing, Inc.	2,859	650

Cognizant Technology Solutions Corp., Class A	25,579	2,294

Gartner, Inc.*	2,093	623

International Business Machines Corp.	9,876	1,284

Mastercard, Inc., Class A	2,615	934

Paychex, Inc.	10,978	1,498

Visa, Inc., Class A	6,014	1,334

		11,910

Life Sciences Tools & Services – 1.7%

Danaher Corp.	181	53

IQVIA Holdings, Inc.*	565	131

Mettler-Toledo International, Inc.*	909	1,248

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 145 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.6% continued

Life Sciences Tools & Services – 1.7% continued

Thermo Fisher Scientific, Inc.	2,967	$1,752

Waters Corp.*	6,004	1,864

		5,048

Machinery – 2.0%

Crane Co.	18,314	1,983

Cummins, Inc.	8,636	1,772

Fortive Corp.	3,351	204

Snap-on, Inc.	8,635	1,774

		5,733

Media – 1.9%

Comcast Corp., Class A	8,943	419

Fox Corp., Class A	36,241	1,429

Interpublic Group of (The) Cos., Inc.	28,740	1,019

Nexstar Media Group, Inc., Class A	2,323	438

Omnicom Group, Inc.	25,522	2,166

		5,471

Metals & Mining – 0.6%

Nucor Corp.	11,690	1,738

Multiline Retail – 0.9%

Kohl’s Corp.	4,774	289

Target Corp.	10,694	2,269

		2,558

Multi-Utilities – 0.5%

Ameren Corp.	3,321	312

Public Service Enterprise Group, Inc.	16,017	1,121

		1,433

Oil, Gas & Consumable Fuels – 4.0%

Chevron Corp.	5,012	816

Continental Resources, Inc.	30,634	1,879

EOG Resources, Inc.	12,652	1,508

Exxon Mobil Corp.	4,717	390

Marathon Oil Corp.	98,914	2,484

Marathon Petroleum Corp.	8,105	693

Occidental Petroleum Corp.	47,627	2,702

Targa Resources Corp.	14,412	1,088

		11,560

Paper & Forest Products – 0.1%

Louisiana-Pacific Corp.	6,879	427

Personal Products – 0.1%

Herbalife Nutrition Ltd.*	6,136	186

Pharmaceuticals – 4.2%

Eli Lilly & Co.	9,533	2,730

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.6% continued

Pharmaceuticals – 4.2% continued

Johnson & Johnson	30,851	$5,468

Merck & Co., Inc.	1,814	149

Pfizer, Inc.	75,499	3,908

		12,255

Professional Services – 0.7%

Robert Half International, Inc.	18,008	2,056

Real Estate Management & Development – 0.4%

CBRE Group, Inc., Class A*	13,693	1,253

Road & Rail – 1.0%

Landstar System, Inc.	11,412	1,721

Ryder System, Inc.	14,145	1,122

		2,843

Semiconductors & Semiconductor Equipment – 6.2%

Applied Materials, Inc.	13,505	1,780

Broadcom, Inc.	5,674	3,573

Intel Corp.	45,884	2,274

KLA Corp.	5,527	2,023

Lam Research Corp.	85	46

Microchip Technology, Inc.	12,034	904

NVIDIA Corp.	11,810	3,222

QUALCOMM, Inc.	7,285	1,113

Texas Instruments, Inc.	15,957	2,928

		17,863

Software – 8.2%

Adobe, Inc.*	3,683	1,678

Microsoft Corp.	61,930	19,094

NortonLifeLock, Inc.	16,385	434

Oracle Corp.	30,701	2,540

		23,746

Specialty Retail – 2.8%

AutoNation, Inc.*	4,200	418

AutoZone, Inc.*	1,086	2,221

Bath & Body Works, Inc.	9,995	478

Dick’s Sporting Goods, Inc.	6,259	626

Home Depot (The), Inc.	7,693	2,303

O’Reilly Automotive, Inc.*	818	560

Penske Automotive Group, Inc.	3,787	355

Williams-Sonoma, Inc.	7,580	1,099

		8,060

Technology Hardware, Storage & Peripherals – 8.1%

Apple, Inc.	126,981	22,172

HP, Inc.	15,863	576

See Notes to the Financial Statements.

EQUITY FUNDS   146   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.6% continued

Technology Hardware, Storage & Peripherals – 8.1% continued

NetApp, Inc.	3,364	$279

Seagate Technology Holdings PLC	3,336	300

		23,327

Textiles, Apparel & Luxury Goods – 0.5%

Tapestry, Inc.	36,978	1,374

Tobacco – 1.3%

Altria Group, Inc.	22,053	1,152

Philip Morris International, Inc.	29,150	2,739

		3,891

Trading Companies & Distributors – 0.2%

W.W. Grainger, Inc.	984	508

Total Common Stocks

(Cost $180,724)		288,266

INVESTMENT COMPANIES – 0.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(1) (2)	811,038	811

Total Investment Companies

(Cost $811)		811

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.31%, 6/30/22(3) (4)	$215	$215

Total Short-Term Investments

(Cost $215)		215

Total Investments – 100.0%

(Cost $181,750)		289,292

Other Assets less Liabilities – 0.0%		45

NET ASSETS – 100.0%		$289,337

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2022 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	4	$906	Long	6/22	$32

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	99.6%

Investment Companies	0.3%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$288,266	$ —	$—	$288,266

Investment Companies	811	—	—	811

Short-Term Investments	—	215	—	215

Total Investments	$289,077	$215	$—	$289,292

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$32	$ —	$—	$32

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 147 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.3%

Aerospace & Defense – 1.8%

Curtiss-Wright Corp.	1,116	$167

General Dynamics Corp.	3,589	866

Raytheon Technologies Corp.	1,562	155

		1,188

Air Freight & Logistics – 0.5%

Expeditors International of Washington, Inc.	3,330	343

Auto Components – 0.4%

Gentex Corp.	9,091	265

Banks – 9.4%

Bank of America Corp.	38,431	1,584

Bank of Hawaii Corp.	3,963	332

Citigroup, Inc.	14,843	793

Fifth Third Bancorp	767	33

First Hawaiian, Inc.	9,076	253

JPMorgan Chase & Co.	14,179	1,933

Prosperity Bancshares, Inc.	4,748	329

U.S. Bancorp	15,073	801

Wells Fargo & Co.	6,596	320

		6,378

Biotechnology – 2.0%

Biogen, Inc.*	2,355	496

Gilead Sciences, Inc.	14,775	878

		1,374

Building Products – 0.2%

Johnson Controls International PLC	2,245	147

Capital Markets – 2.8%

Bank of New York Mellon (The) Corp.	12,181	605

Goldman Sachs Group (The), Inc.	791	261

Janus Henderson Group PLC	10,647	373

Jefferies Financial Group, Inc.	9,346	307

Morgan Stanley	597	52

State Street Corp.	2,986	260

		1,858

Chemicals – 2.7%

Dow, Inc.	11,171	712

Eastman Chemical Co.	2,974	333

LyondellBasell Industries N.V., Class A	4,101	422

Olin Corp.	6,941	363

		1,830

Communications Equipment – 2.1%

Cisco Systems, Inc.	25,319	1,412

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.3% continued

Construction & Engineering – 0.2%

AECOM	2,061	$158

Consumer Finance – 2.1%

Ally Financial, Inc.	8,084	352

Capital One Financial Corp.	5,296	695

Synchrony Financial	9,692	337

		1,384

Containers & Packaging – 0.4%

International Paper Co.	6,427	297

Diversified Consumer Services – 0.3%

Grand Canyon Education, Inc.*	2,357	229

Diversified Financial Services – 2.0%

Berkshire Hathaway, Inc., Class B*	2,865	1,011

Voya Financial, Inc.	5,370	356

		1,367

Diversified Telecommunication Services – 0.6%

Lumen Technologies, Inc.	35,058	395

Electric Utilities – 3.8%

Duke Energy Corp.	5,739	641

Evergy, Inc.	6,052	413

Exelon Corp.	10,828	516

IDACORP, Inc.	3,302	381

Pinnacle West Capital Corp.	2,205	172

PPL Corp.	15,195	434

		2,557

Electrical Equipment – 1.8%

Acuity Brands, Inc.	1,229	232

Emerson Electric Co.	7,972	782

Hubbell, Inc.	1,169	215

		1,229

Electronic Equipment, Instruments & Components – 0.7%

Trimble, Inc.*	4,116	297

Zebra Technologies Corp., Class A*	472	195

		492

Entertainment – 0.4%

Liberty Media Corp.-Liberty Formula One, Class C*	3,417	239

Equity Real Estate Investment Trusts – 4.3%

Brixmor Property Group, Inc.	8,281	214

Cousins Properties, Inc.	8,812	355

Equity Residential	5,932	533

Healthpeak Properties, Inc.	12,166	418

Host Hotels & Resorts, Inc.	20,610	401

See Notes to the Financial Statements.

EQUITY FUNDS   148   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.3% continued

Equity Real Estate Investment Trusts – 4.3% continued

Kilroy Realty Corp.	4,951	$378

SL Green Realty Corp.	2,283	185

Weyerhaeuser Co.	12,059	457

		2,941

Food & Staples Retailing – 2.6%

Kroger (The) Co.	5,951	341

Walmart, Inc.	9,448	1,407

		1,748

Food Products – 3.2%

Campbell Soup Co.	7,905	352

Flowers Foods, Inc.	5,634	145

General Mills, Inc.	9,827	666

Kellogg Co.	5,615	362

Kraft Heinz (The) Co.	6,441	254

Tyson Foods, Inc., Class A	4,623	414

		2,193

Health Care Equipment & Supplies – 2.9%

Abbott Laboratories	8,258	977

Baxter International, Inc.	814	63

Becton Dickinson and Co.	1,291	343

Envista Holdings Corp.*	3,099	151

Medtronic PLC	1,808	201

Quidel Corp.*	1,698	191

		1,926

Health Care Providers & Services – 3.0%

Anthem, Inc.	422	207

CVS Health Corp.	1,095	111

Laboratory Corp. of America Holdings*	1,552	409

Quest Diagnostics, Inc.	2,831	387

UnitedHealth Group, Inc.	1,807	922

		2,036

Health Care Technology – 0.7%

Cerner Corp.	5,363	502

Hotels, Restaurants & Leisure – 3.5%

Booking Holdings, Inc.*	152	357

Domino’s Pizza, Inc.	747	304

McDonald’s Corp.	3,342	827

Starbucks Corp.	2,827	257

Wyndham Hotels & Resorts, Inc.	2,822	239

Yum! Brands, Inc.	3,442	408

		2,392

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.3% continued

Household Durables – 0.6%

NVR, Inc.*	69	$308

Whirlpool Corp.	531	92

		400

Household Products – 1.0%

Procter & Gamble (The) Co.	4,550	695

Independent Power & Renewable Electricity Producers – 0.3%

Vistra Corp.	8,934	208

Industrial Conglomerates – 0.0%

General Electric Co.	29	3

Insurance – 4.5%

Aflac, Inc.	10,521	677

Alleghany Corp.*	283	240

American International Group, Inc.	1,599	100

Assured Guaranty Ltd.	1,310	83

Brighthouse Financial, Inc.*	668	35

Loews Corp.	6,031	391

MetLife, Inc.	11,465	806

Prudential Financial, Inc.	6,091	720

		3,052

Interactive Media & Services – 0.8%

Alphabet, Inc., Class A*	77	214

Meta Platforms, Inc., Class A*	1,579	351

		565

IT Services – 4.3%

Accenture PLC, Class A	1,991	671

Cognizant Technology Solutions Corp., Class A	8,127	729

Fidelity National Information Services, Inc.	1,270	127

Genpact Ltd.	5,533	241

Global Payments, Inc.	444	61

International Business Machines Corp.	5,267	685

Jack Henry & Associates, Inc.	1,999	394

		2,908

Life Sciences Tools & Services – 2.0%

Danaher Corp.	926	272

PerkinElmer, Inc.	301	53

QIAGEN N.V.*	7,458	365

Thermo Fisher Scientific, Inc.	1,133	669

		1,359

Machinery – 3.5%

AGCO Corp.	1,308	191

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 149 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.3% continued

Machinery – 3.5% continued

Crane Co.	3,310	$358

Cummins, Inc.	2,290	470

Dover Corp.	2,553	400

Middleby (The) Corp.*	760	125

Parker-Hannifin Corp.	1,712	486

Snap-on, Inc.	1,742	358

		2,388

Media – 3.6%

Comcast Corp., Class A	28,863	1,351

Discovery, Inc., Class A*	6,529	163

Fox Corp., Class A	4,152	164

Interpublic Group of (The) Cos., Inc.	10,285	364

Liberty Media Corp.-Liberty SiriusXM, Class A*	211	10

Nexstar Media Group, Inc., Class A	1,850	349

		2,401

Metals & Mining – 1.4%

Cleveland-Cliffs, Inc.*	7,513	242

Nucor Corp.	4,601	684

		926

Multi-Utilities – 0.7%

Consolidated Edison, Inc.	4,920	466

Oil, Gas & Consumable Fuels – 6.5%

Chevron Corp.	9,246	1,506

Continental Resources, Inc.	2,957	181

Exxon Mobil Corp.	19,613	1,620

Marathon Petroleum Corp.	5,088	435

Occidental Petroleum Corp.	11,876	674

		4,416

Pharmaceuticals – 8.1%

Bristol-Myers Squibb Co.	16,063	1,173

Johnson & Johnson	12,341	2,187

Merck & Co., Inc.	7,306	600

Pfizer, Inc.	28,839	1,493

		5,453

Professional Services – 0.5%

ManpowerGroup, Inc.	1,493	140

Science Applications International Corp.	2,036	188

		328

Real Estate Management & Development – 0.5%

Jones Lang LaSalle, Inc.*	1,493	357

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.3% continued

Road & Rail – 1.6%

Norfolk Southern Corp.	3,223	$919

Ryder System, Inc.	2,204	175

		1,094

Semiconductors & Semiconductor Equipment – 2.7%

Applied Materials, Inc.	2,467	325

Broadcom, Inc.	561	353

Intel Corp.	6,301	312

Microchip Technology, Inc.	4,988	375

NXP Semiconductors N.V.	290	54

Qorvo, Inc.*	185	23

Skyworks Solutions, Inc.	930	124

Teradyne, Inc.	2,420	286

		1,852

Software – 0.6%

Synopsys, Inc.*	1,221	407

Specialty Retail – 0.9%

AutoNation, Inc.*	197	20

Best Buy Co., Inc.	2,719	247

Dick’s Sporting Goods, Inc.	401	40

Williams-Sonoma, Inc.	1,932	280

		587

Textiles, Apparel & Luxury Goods – 0.3%

Deckers Outdoor Corp.*	633	174

Tapestry, Inc.	491	18

		192

Thrifts & Mortgage Finance – 0.5%

MGIC Investment Corp.	22,659	307

Total Common Stocks

(Cost $59,388)		67,244

INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(1) (2)	402,518	403

Total Investment Companies

(Cost $403)		403

See Notes to the Financial Statements.

EQUITY FUNDS   150   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.31%, 6/30/22(3) (4)	$150	$150

Total Short-Term Investments

(Cost $150)		150

Total Investments – 100.1%

(Cost $59,941)		67,797

Liabilities less Other Assets – (0.1%)		(83)

NET ASSETS – 100.0%		$67,714

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2022 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	2	$453	Long	6/22	$35

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	99.3%

Investment Companies	0.6%

Short-Term Investments	0.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$67,244	$ —	$—	$67,244

Investment Companies	403	—	—	403

Short-Term Investments	—	150	—	150

Total Investments	$67,647	$150	$—	$67,797

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$35	$ —	$—	$35
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 151 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8%

Aerospace & Defense – 1.3%

Axon Enterprise, Inc.*	70,395	$9,695

Curtiss-Wright Corp.	40,285	6,049

Hexcel Corp.	86,410	5,139

Mercury Systems, Inc.*	58,359	3,761

Woodward, Inc.	64,916	8,109

		32,753

Air Freight & Logistics – 0.3%

GXO Logistics, Inc.*	101,408	7,234

Airlines – 0.2%

JetBlue Airways Corp.*	320,211	4,787

Auto Components – 1.4%

Adient PLC*	97,537	3,976

Dana, Inc.	149,059	2,619

Fox Factory Holding Corp.*	43,420	4,253

Gentex Corp.	244,007	7,118

Goodyear Tire & Rubber (The) Co.*	289,096	4,131

Lear Corp.	61,450	8,762

Visteon Corp.*	27,908	3,046

		33,905

Automobiles – 0.4%

Harley-Davidson, Inc.	158,046	6,227

Thor Industries, Inc.	57,429	4,520

		10,747

Banks – 6.6%

Associated Banc-Corp	154,389	3,514

Bank of Hawaii Corp.	40,857	3,429

Bank OZK	122,194	5,218

Cadence Bank	196,549	5,751

Cathay General Bancorp	78,992	3,535

Commerce Bancshares, Inc.	112,217	8,034

Cullen/Frost Bankers, Inc.	58,403	8,084

East West Bancorp, Inc.	145,850	11,525

First Financial Bankshares, Inc.	132,030	5,825

First Horizon Corp.	552,623	12,981

FNB Corp.	351,330	4,374

Fulton Financial Corp.	166,183	2,762

Glacier Bancorp, Inc.	111,798	5,621

Hancock Whitney Corp.	88,948	4,639

Home BancShares, Inc.	155,990	3,525

International Bancshares Corp.	55,473	2,341

Old National Bancorp	304,421	4,986

PacWest Bancorp	122,966	5,303

Pinnacle Financial Partners, Inc.	78,247	7,205

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.8% continued

Banks – 6.6% continued

Prosperity Bancshares, Inc.	93,380	$6,479

Synovus Financial Corp.	149,509	7,326

Texas Capital Bancshares, Inc.*	50,526	2,896

UMB Financial Corp.	44,235	4,298

Umpqua Holdings Corp.	221,919	4,185

United Bankshares, Inc.	140,523	4,901

Valley National Bancorp	433,313	5,642

Webster Financial Corp.	184,922	10,378

Wintrust Financial Corp.	58,407	5,428

		160,185

Beverages – 0.2%

Boston Beer (The) Co., Inc., Class A*	9,696	3,767

Biotechnology – 1.5%

Arrowhead Pharmaceuticals, Inc.*	108,467	4,989

Exelixis, Inc.*	325,244	7,373

Halozyme Therapeutics, Inc.*	144,691	5,770

Neurocrine Biosciences, Inc.*	97,459	9,137

United Therapeutics Corp.*	46,236	8,295

		35,564

Building Products – 2.3%

Builders FirstSource, Inc.*	196,688	12,694

Carlisle Cos., Inc.	53,600	13,181

Lennox International, Inc.	34,776	8,968

Owens Corning	103,334	9,455

Simpson Manufacturing Co., Inc.	44,789	4,884

Trex Co., Inc.*	118,480	7,740

		56,922

Capital Markets – 1.9%

Affiliated Managers Group, Inc.	41,759	5,886

Evercore, Inc., Class A	39,275	4,372

Federated Hermes, Inc.	99,956	3,404

Interactive Brokers Group, Inc., Class A	90,043	5,935

Janus Henderson Group PLC	174,018	6,094

Jefferies Financial Group, Inc.	200,753	6,595

SEI Investments Co.	106,736	6,426

Stifel Financial Corp.	107,715	7,314

		46,026

Chemicals – 2.4%

Ashland Global Holdings, Inc.	55,400	5,452

Avient Corp.	92,123	4,422

Cabot Corp.	58,430	3,997

Chemours (The) Co.	165,052	5,196

Ingevity Corp.*	40,794	2,614

See Notes to the Financial Statements.

EQUITY FUNDS   152   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.8% continued

Chemicals – 2.4% continued

Minerals Technologies, Inc.	34,830	$2,304

NewMarket Corp.	6,931	2,248

Olin Corp.	146,604	7,664

RPM International, Inc.	133,308	10,857

Scotts Miracle-Gro (The) Co.	40,913	5,031

Sensient Technologies Corp.	42,807	3,594

Valvoline, Inc.	184,012	5,807

		59,186

Commercial Services & Supplies – 1.5%

Brink’s (The) Co.	50,815	3,455

Clean Harbors, Inc.*	51,536	5,753

IAA, Inc.*	139,124	5,322

MillerKnoll, Inc.	75,117	2,596

MSA Safety, Inc.	37,925	5,033

Stericycle, Inc.*	95,433	5,623

Tetra Tech, Inc.	55,534	9,160

		36,942

Communications Equipment – 0.9%

Calix, Inc.*	56,213	2,412

Ciena Corp.*	159,197	9,652

Lumentum Holdings, Inc.*	74,233	7,245

Viasat, Inc.*	76,511	3,734

		23,043

Construction & Engineering – 1.7%

AECOM	146,415	11,246

Dycom Industries, Inc.*	30,981	2,951

EMCOR Group, Inc.	54,129	6,096

Fluor Corp.*	144,929	4,158

MasTec, Inc.*	60,615	5,280

MDU Resources Group, Inc.	210,424	5,608

Valmont Industries, Inc.	21,859	5,216

		40,555

Construction Materials – 0.2%

Eagle Materials, Inc.	41,292	5,300

Consumer Finance – 0.5%

FirstCash Holdings, Inc.	39,950	2,810

Navient Corp.	162,406	2,767

PROG Holdings, Inc.*	59,247	1,705

SLM Corp.	291,652	5,355

		12,637
Containers & Packaging – 0.8%

AptarGroup, Inc.	67,973	7,987

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.8% continued

Containers & Packaging – 0.8% continued

Greif, Inc., Class A	27,318	$1,777

Silgan Holdings, Inc.	85,999	3,976

Sonoco Products Co.	99,373	6,217

		19,957

Diversified Consumer Services – 0.9%

Graham Holdings Co., Class B	3,940	2,409

Grand Canyon Education, Inc.*	39,697	3,855

H&R Block, Inc.	172,611	4,495

Service Corp. International	169,825	11,178

		21,937

Diversified Financial Services – 0.3%

Voya Financial, Inc.	109,497	7,265

Diversified Telecommunication Services – 0.2%

Iridium Communications, Inc.*	135,876	5,478

Electric Utilities – 1.1%

ALLETE, Inc.	54,564	3,655

Hawaiian Electric Industries, Inc.	112,343	4,753

IDACORP, Inc.	51,897	5,987

OGE Energy Corp.	205,642	8,386

PNM Resources, Inc.	88,817	4,234

		27,015

Electrical Equipment – 1.8%

Acuity Brands, Inc.	36,000	6,815

EnerSys	41,114	3,066

Hubbell, Inc.	56,130	10,315

nVent Electric PLC	170,775	5,939

Regal Rexnord Corp.	69,734	10,375

Sunrun, Inc.*	212,973	6,468

Vicor Corp.*	22,224	1,568

		44,546

Electronic Equipment, Instruments & Components – 3.1%

Arrow Electronics, Inc.*	70,667	8,383

Avnet, Inc.	102,553	4,163

Belden, Inc.	44,484	2,464

Cognex Corp.	182,408	14,073

Coherent, Inc.*	25,473	6,963

II-VI, Inc.*	109,480	7,936

Jabil, Inc.	146,518	9,045

Littelfuse, Inc.	25,491	6,358

National Instruments Corp.	137,166	5,568

TD SYNNEX Corp.	42,817	4,419

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 153 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.8% continued

Electronic Equipment, Instruments & Components – 3.1% continued

Vishay Intertechnology, Inc.	132,015	$2,587

Vontier Corp.	176,006	4,469

		76,428

Energy Equipment & Services – 0.5%

ChampionX Corp.*	207,608	5,082

NOV, Inc.	402,157	7,887

		12,969

Entertainment – 0.1%

World Wrestling Entertainment, Inc., Class A	43,337	2,706

Equity Real Estate Investment Trusts – 9.4%

American Campus Communities, Inc.	143,021	8,005

Apartment Income REIT Corp.	160,916	8,603

Brixmor Property Group, Inc.	306,000	7,898

Camden Property Trust	104,412	17,353

Corporate Office Properties Trust	111,964	3,195

Cousins Properties, Inc.	153,606	6,189

Douglas Emmett, Inc.	177,358	5,927

EastGroup Properties, Inc.	41,299	8,395

EPR Properties	77,018	4,214

First Industrial Realty Trust, Inc.	133,751	8,281

Healthcare Realty Trust, Inc.	148,045	4,068

Highwoods Properties, Inc.	108,357	4,956

Hudson Pacific Properties, Inc.	157,258	4,364

JBG SMITH Properties	118,147	3,452

Kilroy Realty Corp.	108,076	8,259

Kite Realty Group Trust	225,943	5,145

Lamar Advertising Co., Class A	89,198	10,363

Life Storage, Inc.	83,540	11,731

Macerich (The) Co.	219,292	3,430

Medical Properties Trust, Inc.	614,954	13,000

National Retail Properties, Inc.	182,057	8,182

National Storage Affiliates Trust	83,956	5,269

Omega Healthcare Investors, Inc.	246,793	7,690

Park Hotels & Resorts, Inc.	245,156	4,788

Pebblebrook Hotel Trust	131,040	3,208

Physicians Realty Trust	230,882	4,050

PotlatchDeltic Corp.	71,212	3,755

PS Business Parks, Inc.	21,099	3,546

Rayonier, Inc.	149,331	6,140

Rayonier, Inc. - (Fractional Shares)(1)	50,000	—

Rexford Industrial Realty, Inc.	164,536	12,273

Sabra Health Care REIT, Inc.	237,758	3,540

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.8% continued

Equity Real Estate Investment Trusts – 9.4% continued

SL Green Realty Corp.	67,013	$5,440

Spirit Realty Capital, Inc.	131,904	6,070

STORE Capital Corp.	254,998	7,454

		228,233

Food & Staples Retailing – 1.3%

BJ’s Wholesale Club Holdings, Inc.*	139,353	9,422

Casey’s General Stores, Inc.	38,340	7,598

Grocery Outlet Holding Corp.*	90,020	2,951

Performance Food Group Co.*	159,310	8,110

Sprouts Farmers Market, Inc.*	115,427	3,691

		31,772

Food Products – 1.7%

Darling Ingredients, Inc.*	166,216	13,360

Flowers Foods, Inc.	204,167	5,249

Hain Celestial Group (The), Inc.*	90,997	3,130

Ingredion, Inc.	68,607	5,979

Lancaster Colony Corp.	20,614	3,075

Pilgrim’s Pride Corp.*	50,599	1,270

Post Holdings, Inc.*	59,162	4,098

Sanderson Farms, Inc.	21,263	3,987

		40,148

Gas Utilities – 1.3%

National Fuel Gas Co.	93,728	6,439

New Jersey Resources Corp.	96,510	4,426

ONE Gas, Inc.	54,933	4,847

Southwest Gas Holdings, Inc.	67,660	5,297

Spire, Inc.	53,536	3,842

UGI Corp.	216,013	7,824

		32,675

Health Care Equipment & Supplies – 2.8%

Envista Holdings Corp.*	165,409	8,057

Globus Medical, Inc., Class A*	81,376	6,004

Haemonetics Corp.*	52,679	3,330

ICU Medical, Inc.*	20,465	4,556

Integra LifeSciences Holdings Corp.*	74,999	4,820

LivaNova PLC*	54,740	4,479

Masimo Corp.*	52,278	7,609

Neogen Corp.*	111,489	3,438

NuVasive, Inc.*	53,423	3,029

Penumbra, Inc.*	36,144	8,029

Quidel Corp.*	38,997	4,386

See Notes to the Financial Statements.

EQUITY FUNDS   154   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.8% continued

Health Care Equipment & Supplies – 2.8% continued

STAAR Surgical Co.*	49,072	$3,921

Tandem Diabetes Care, Inc.*	65,256	7,589

		69,247

Health Care Providers & Services – 2.6%

Acadia Healthcare Co., Inc.*	92,316	6,049

Amedisys, Inc.*	33,558	5,782

Chemed Corp.	15,859	8,033

Encompass Health Corp.	102,188	7,267

HealthEquity, Inc.*	86,030	5,802

LHC Group, Inc.*	32,669	5,508

Option Care Health, Inc.*	141,912	4,053

Patterson Cos., Inc.	89,173	2,887

Progyny, Inc.*	71,371	3,668

R1 RCM, Inc.*	137,180	3,671

Tenet Healthcare Corp.*	109,805	9,439

		62,159

Hotels, Restaurants & Leisure – 2.8%

Boyd Gaming Corp.	84,585	5,564

Choice Hotels International, Inc.	33,871	4,802

Churchill Downs, Inc.	35,481	7,869

Cracker Barrel Old Country Store, Inc.	24,554	2,915

Marriott Vacations Worldwide Corp.	43,155	6,805

Papa John’s International, Inc.	32,854	3,459

Scientific Games Corp.*	99,195	5,828

Six Flags Entertainment Corp.*	80,215	3,489

Texas Roadhouse, Inc.	71,933	6,023

Travel + Leisure Co.	88,950	5,154

Wendy’s (The) Co.	181,454	3,986

Wingstop, Inc.	30,708	3,604

Wyndham Hotels & Resorts, Inc.	95,995	8,130

		67,628

Household Durables – 1.5%

Helen of Troy Ltd.*	24,930	4,882

KB Home	88,986	2,881

Leggett & Platt, Inc.	138,343	4,814

Taylor Morrison Home Corp.*	126,847	3,453

Tempur Sealy International, Inc.	198,252	5,535

Toll Brothers, Inc.	114,049	5,363

TopBuild Corp.*	33,865	6,143

Tri Pointe Homes, Inc.*	115,576	2,321

		35,392

Household Products – 0.1%

Energizer Holdings, Inc.	68,639	2,111

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.8% continued

Insurance – 4.0%

Alleghany Corp.*	13,980	$11,841

American Financial Group, Inc.	67,833	9,878

Brighthouse Financial, Inc.*	80,709	4,169

CNO Financial Group, Inc.	124,127	3,114

First American Financial Corp.	111,689	7,240

Hanover Insurance Group (The), Inc.	36,688	5,486

Kemper Corp.	61,762	3,492

Kinsale Capital Group, Inc.	22,058	5,030

Mercury General Corp.	25,500	1,403

Old Republic International Corp.	293,692	7,598

Primerica, Inc.	40,725	5,572

Reinsurance Group of America, Inc.	68,092	7,453

RenaissanceRe Holdings Ltd.	45,771	7,255

RLI Corp.	41,219	4,560

Selective Insurance Group, Inc.	62,043	5,544

Unum Group	210,089	6,620

		96,255

Interactive Media & Services – 0.4%

TripAdvisor, Inc.*	102,300	2,775

Yelp, Inc.*	67,731	2,310

Ziff Davis, Inc.*	50,064	4,845

		9,930

IT Services – 2.2%

Alliance Data Systems Corp.	51,572	2,896

Concentrix Corp.	43,986	7,326

Euronet Worldwide, Inc.*	53,560	6,971

Genpact Ltd.	173,000	7,527

Kyndryl Holdings, Inc.*	185,761	2,437

LiveRamp Holdings, Inc.*	70,437	2,634

Maximus, Inc.	64,323	4,821

Sabre Corp.*	332,706	3,803

Western Union (The) Co.	409,788	7,679

WEX, Inc.*	45,493	8,118

		54,212

Leisure Products – 1.2%

Brunswick Corp.	78,149	6,322

Callaway Golf Co.*	116,444	2,727

Mattel, Inc.*	360,336	8,003

Polaris, Inc.	57,713	6,078

YETI Holdings, Inc.*	90,873	5,451

		28,581

Life Sciences Tools & Services – 1.5%

Azenta, Inc.	77,181	6,397

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 155 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.8% continued

Life Sciences Tools & Services – 1.5% continued

Bruker Corp.	102,951	$6,620

Medpace Holdings, Inc.*	29,559	4,836

Repligen Corp.*	52,860	9,942

Syneos Health, Inc.*	106,480	8,619

		36,414

Machinery – 4.4%

AGCO Corp.	63,141	9,221

Chart Industries, Inc.*	36,495	6,269

Colfax Corp.*	140,721	5,599

Crane Co.	51,358	5,561

Donaldson Co., Inc.	125,098	6,496

Flowserve Corp.	134,408	4,825

Graco, Inc.	175,845	12,260

ITT, Inc.	88,406	6,649

Kennametal, Inc.	82,265	2,354

Lincoln Electric Holdings, Inc.	60,924	8,396

Middleby (The) Corp.*	57,243	9,384

Oshkosh Corp.	68,857	6,931

Terex Corp.	69,881	2,492

Timken (The) Co.	71,758	4,356

Toro (The) Co.	106,647	9,117

Trinity Industries, Inc.	83,796	2,879

Watts Water Technologies, Inc., Class A	27,662	3,861

		106,650

Marine – 0.2%

Kirby Corp.*	62,124	4,485

Media – 0.9%

Cable One, Inc.	5,118	7,494

John Wiley & Sons, Inc., Class A	45,144	2,394

New York Times (The) Co., Class A	172,266	7,897

TEGNA, Inc.	227,791	5,102

		22,887

Metals & Mining – 3.6%

Alcoa Corp.	190,357	17,138

Cleveland-Cliffs, Inc.*	490,716	15,806

Commercial Metals Co.	124,045	5,163

Reliance Steel & Aluminum Co.	64,238	11,778

Royal Gold, Inc.	67,278	9,505

Steel Dynamics, Inc.	193,345	16,131

United States Steel Corp.	270,914	10,224

Worthington Industries, Inc.	33,473	1,721

		87,466

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.8% continued

Multiline Retail – 0.9%

Kohl’s Corp.	144,439	$8,733

Macy’s, Inc.	310,933	7,574

Nordstrom, Inc.	111,428	3,021

Ollie’s Bargain Outlet Holdings, Inc.*	58,052	2,494

		21,822

Multi-Utilities – 0.3%

Black Hills Corp.	65,658	5,057

NorthWestern Corp.	55,851	3,378

		8,435

Oil, Gas & Consumable Fuels – 3.0%

Antero Midstream Corp.	324,059	3,522

CNX Resources Corp.*	213,163	4,417

DT Midstream, Inc.	99,278	5,387

EQT Corp.	309,875	10,663

Equitrans Midstream Corp.	416,712	3,517

HF Sinclair Corp.*	153,869	6,132

Murphy Oil Corp.	148,667	6,005

PDC Energy, Inc.	99,594	7,238

Range Resources Corp.*	255,464	7,761

Targa Resources Corp.	234,657	17,709

		72,351

Paper & Forest Products – 0.2%

Louisiana-Pacific Corp.	90,212	5,604

Personal Products – 0.3%

BellRing Brands, Inc.*	115,124	2,657

Coty, Inc., Class A*	353,809	3,181

Nu Skin Enterprises, Inc., Class A	51,545	2,468

		8,306

Pharmaceuticals – 0.6%

Jazz Pharmaceuticals PLC*	63,140	9,829

Perrigo Co. PLC	137,516	5,285

		15,114

Professional Services – 1.7%

ASGN, Inc.*	53,709	6,268

CACI International, Inc., Class A*	23,960	7,218

FTI Consulting, Inc.*	35,347	5,557

Insperity, Inc.	35,655	3,581

KBR, Inc.	144,033	7,883

ManpowerGroup, Inc.	55,906	5,251

Science Applications International Corp.	57,891	5,336

		41,094

See Notes to the Financial Statements.

EQUITY FUNDS   156   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.8% continued

Real Estate Management & Development – 0.5%

Jones Lang LaSalle, Inc.*	51,878	$12,423

Road & Rail – 1.9%

Avis Budget Group, Inc.*	41,144	10,833

Knight-Swift Transportation Holdings, Inc.	170,973	8,627

Landstar System, Inc.	38,174	5,758

Ryder System, Inc.	55,298	4,387

Saia, Inc.*	27,088	6,604

Werner Enterprises, Inc.	59,364	2,434

XPO Logistics, Inc.*	101,509	7,390

		46,033

Semiconductors & Semiconductor Equipment – 3.7%

Amkor Technology, Inc.	98,802	2,146

Cirrus Logic, Inc.*	59,227	5,022

CMC Materials, Inc.	29,406	5,452

First Solar, Inc.*	101,746	8,520

Lattice Semiconductor Corp.*	140,371	8,555

MKS Instruments, Inc.	56,348	8,452

Power Integrations, Inc.	61,801	5,728

Semtech Corp.*	64,775	4,491

Silicon Laboratories, Inc.*	39,880	5,990

SiTime Corp.*	14,976	3,711

SunPower Corp.*	85,606	1,839

Synaptics, Inc.*	40,615	8,103

Universal Display Corp.	44,730	7,468

Wolfspeed, Inc.*	127,050	14,466

		89,943

Software – 3.7%

ACI Worldwide, Inc.*	121,915	3,839

Aspen Technology, Inc.*	67,800	11,212

Blackbaud, Inc.*	46,335	2,774

CDK Global, Inc.	118,892	5,788

CommVault Systems, Inc.*	44,285	2,938

Digital Turbine, Inc.*	90,874	3,981

Envestnet, Inc.*	56,374	4,196

Fair Isaac Corp.*	27,190	12,683

Manhattan Associates, Inc.*	64,398	8,933

Mimecast Ltd.*	63,953	5,088

NCR Corp.*	136,213	5,474

Paylocity Holding Corp.*	40,854	8,407

Qualys, Inc.*	34,381	4,896

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.8% continued

Software – 3.7% continued

Sailpoint Technologies Holdings, Inc.*	96,028	$4,915

Teradata Corp.*	111,640	5,503

		90,627

Specialty Retail – 3.1%

American Eagle Outfitters, Inc.	158,675	2,666

AutoNation, Inc.*	40,975	4,080

Dick’s Sporting Goods, Inc.	65,475	6,549

Five Below, Inc.*	57,768	9,149

Foot Locker, Inc.	86,752	2,573

GameStop Corp., Class A*	63,519	10,581

Gap (The), Inc.	212,554	2,993

Lithia Motors, Inc.	31,131	9,343

Murphy U.S.A., Inc.	24,059	4,811

RH*	17,943	5,851

Urban Outfitters, Inc.*	63,841	1,603

Victoria’s Secret & Co.*	74,723	3,838

Williams-Sonoma, Inc.	74,810	10,847

		74,884

Technology Hardware, Storage & Peripherals – 0.1%

Xerox Holdings Corp.	121,290	2,446

Textiles, Apparel & Luxury Goods – 1.6%

Capri Holdings Ltd.*	153,356	7,881

Carter’s, Inc.	43,608	4,011

Columbia Sportswear Co.	36,039	3,263

Crocs, Inc.*	60,582	4,628

Deckers Outdoor Corp.*	27,640	7,567

Hanesbrands, Inc.	359,754	5,357

Skechers U.S.A., Inc., Class A*	136,159	5,550

		38,257

Thrifts & Mortgage Finance – 0.7%

Essent Group Ltd.	114,066	4,701

MGIC Investment Corp.	329,416	4,463

New York Community Bancorp, Inc.	477,600	5,120

Washington Federal, Inc.	67,339	2,210

		16,494

Trading Companies & Distributors – 1.0%

GATX Corp.	36,382	4,487

MSC Industrial Direct Co., Inc., Class A	49,034	4,178

Univar Solutions, Inc.*	175,753	5,649

Watsco, Inc.	33,999	10,357

		24,671

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 157 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued	MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.8% continued

Water Utilities – 0.5%

Essential Utilities, Inc.	236,766	$12,106
Total Common Stocks
(Cost $1,561,711)		2,384,709

INVESTMENT COMPANIES – 2.1%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(2) (3)	52,517,076	52,517
Total Investment Companies
(Cost $52,517)		52,517

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT—TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.31%, 6/30/22(4) (5)	$5,565	$5,558
Total Short-Term Investments
(Cost $5,560)		5,558

Total Investments – 100.1%
(Cost $1,619,788)		2,442,784

Liabilities less Other Assets – (0.1%)		(3,383)
NET ASSETS – 100.0%		$2,439,401

(1)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(3)	7-day current yield as of March 31, 2022 is disclosed.

(4)	Discount rate at the time of purchase.

(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
E-Mini S&P MidCap 400	203	$54,591	Long	6/22	$2,555

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS
Common Stocks	97.8%

Investment Companies	2.1%

Short-Term Investments	0.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks(1)	$2,384,709	$—	$—	$2,384,709

Investment Companies	52,517	—	—	52,517

Short-Term Investments	—	5,558	—	5,558
Total Investments	$2,437,226	$5,558	$—	$2,442,784

OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$2,555	$—	$—	$2,555
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   158   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.7% (1)

Australia – 5.7%

Atlas Arteria Ltd.	3,051,333	$14,842

Aurizon Holdings Ltd.	2,851,972	7,831

Transurban Group	4,039,207	40,694

		63,367

Austria – 0.7%

ANDRITZ A.G.	160,903	7,428

Brazil – 1.0%

CCR S.A.	2,755,200	7,945

Cia de Saneamento de Minas Gerais-COPASA	942,369	2,708

		10,653

Canada – 3.8%

Ag Growth International, Inc.	169,975	5,871

Atco Ltd., Class I	52,014	1,786

Emera, Inc.	215,608	10,688

Hydro One Ltd.	432,238	11,645

Northland Power, Inc.	144,076	4,789

Pembina Pipeline Corp.	201,400	7,567

		42,346

China – 0.7%

Jiangsu Expressway Co. Ltd., Class H	7,496,000	7,835

Denmark – 1.2%

Orsted A/S(2)	101,541	12,786

France – 6.5%

Eutelsat Communications S.A.	406,700	4,415

Getlink S.E.	205,570	3,702

Rubis S.C.A.	292,401	8,594

SES S.A.	714,775	6,507

Veolia Environnement S.A.	419,422	13,383

Vinci S.A.	344,263	35,197

		71,798

Germany – 2.1%

E.ON S.E.	585,483	6,809

Friedrich Vorwerk Group S.E.*	91,104	3,822

RWE A.G.	290,614	12,676

		23,307

Hong Kong – 3.8%

Beijing Enterprises Water Group Ltd.	6,720,000	2,061

China Everbright Environment Group Ltd.	6,178,000	3,724

China Gas Holdings Ltd.	2,768,800	3,535

China Water Affairs Group Ltd.	5,987,732	6,534

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.7% (1) continued

Hong Kong – 3.8% continued

CK Infrastructure Holdings Ltd.	732,500	$4,901

Guangdong Investment Ltd.	9,376,000	12,800

Power Assets Holdings Ltd.	1,347,320	8,776

		42,331

Ireland – 1.0%

Greencoat Renewables PLC	8,844,167	11,122
Italy – 9.9%

Atlantia S.p.A.*	1,047,452	21,782

Enel S.p.A.	2,096,696	14,002

Hera S.p.A.	2,532,751	9,345

Infrastrutture Wireless Italiane S.p.A.(2)	556,185	6,237

Italgas S.p.A.	1,415,432	9,088

Snam S.p.A.	4,458,494	25,748

Terna - Rete Elettrica Nazionale	2,670,962	22,972

		109,174

Japan – 0.8%

Kurita Water Industries Ltd.	150,700	5,563

West Japan Railway Co.	72,500	3,009

		8,572

Mexico – 1.0%

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B	236,318	5,249

Promotora y Operadora de Infraestructura S.A.B. de C.V.	721,906	5,732

		10,981

Netherlands – 0.2%

Arcadis N.V.	50,383	2,264
Portugal – 0.3%

REN - Redes Energeticas Nacionais SGPS S.A.	1,068,408	3,367

Spain – 6.3%

Aena S.M.E. S.A.*	96,451	15,978

Ferrovial S.A.	905,496	23,972

Iberdrola S.A.	2,157,504	23,483

Red Electrica Corp. S.A.	278,446	5,718

		69,151

Switzerland – 1.6%

Flughafen Zurich A.G. (Registered)*	74,282	13,331

Landis+Gyr Group A.G.*	66,777	4,224

		17,555

United Kingdom – 9.5%

Atlantica Sustainable Infrastructure PLC	126,646	4,441

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 159 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.7% (1) continued

United Kingdom – 9.5% continued

Costain Group PLC*	1,279,344	$663

National Grid PLC	2,369,222	36,391

Pennon Group PLC	522,865	7,370

Severn Trent PLC	463,778	18,720

SSE PLC	528,498	12,101

United Utilities Group PLC	1,389,953	20,487

VH Global Sustainable Energy Opportunities PLC	3,130,343	4,836

		105,009

United States – 37.6%

AECOM	51,967	3,992

Alexandria Real Estate Equities, Inc.	24,349	4,900

Alliant Energy Corp.	130,415	8,148

Ameren Corp.	75,600	7,088

American Tower Corp.	78,110	19,623

American Water Works Co., Inc.	24,167	4,000

Atmos Energy Corp.	32,720	3,910

Avista Corp.	57,417	2,592

Bunge Ltd.	83,739	9,279

CenterPoint Energy, Inc.	310,186	9,504

Cheniere Energy, Inc.	65,802	9,123

Consolidated Edison, Inc.	123,000	11,646

Consolidated Water Co. Ltd.	131,498	1,454

CSX Corp.	737,158	27,607

Dominion Energy, Inc.	255,778	21,733

DT Midstream, Inc.	159,773	8,669

Entergy Corp.	119,415	13,942

Equinix, Inc.	14,147	10,492

Essential Utilities, Inc.	222,946	11,399

Evergy, Inc.	152,687	10,435

First Solar, Inc.*	27,174	2,276

FirstEnergy Corp.	288,637	13,237

Gladstone Land Corp.	51,017	1,858

NextEra Energy, Inc.	475,095	40,245

Norfolk Southern Corp.	70,389	20,076

NorthWestern Corp.	66,786	4,040

Ormat Technologies, Inc.	98,444	8,056

Pinnacle West Capital Corp.	306,643	23,949

PPL Corp.	289,707	8,274

Quanta Services, Inc.	24,397	3,211

Republic Services, Inc.	50,513	6,693

SBA Communications Corp.	77,815	26,776

Sempra Energy	105,327	17,708

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.7% (1) continued

United States – 37.6% continued

Shoals Technologies Group, Inc., Class A*	148,054	$2,523

SJW Group	40,183	2,796

Valmont Industries, Inc.	22,044	5,260

Welltower, Inc.	113,822	10,943

Willdan Group, Inc.*	97,164	2,982

Xcel Energy, Inc.	198,644	14,336

		414,775

Total Common Stocks

(Cost $922,777)		1,033,821

MASTER LIMITED PARTNERSHIPS – 0.6%

United States – 0.6%

Enterprise Products Partners L.P.	252,771	6,524

Total Master Limited Partnerships

(Cost $4,809)		6,524

INVESTMENT COMPANIES – 4.7%

International Public Partnerships Ltd.	2,748,567	6,230

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(3) (4)	39,055,087	39,055

Renewables Infrastructure Group (The) Ltd.	4,073,997	7,234

Total Investment Companies

(Cost $52,328)		52,519

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.4%

U.S. Treasury Bill, 0.31%, 6/30/22(5) (6)	$4,180	$4,175

Total Short-Term Investments

(Cost $4,177)		4,175

Total Investments – 99.4%

(Cost $984,091)		1,097,039

Other Assets less Liabilities – 0.6%		6,284

Net Assets – 100.0%		$1,103,323

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to the Financial Statements.

EQUITY FUNDS   160   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2022 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	A portion of this security has been pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

EAFE – Europe, Australasia and the Far East

MSCI – Morgan Stanley Capital International

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500 (United States Dollar)	26	$5,890	Long	6/22	$440

MSCI EAFE Index (United States Dollar)	46	4,932	Long	6/22	294

Total					$734

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	42.5%

Euro	27.0

British Pound	10.3

Australian Dollar	5.7

All other currencies less than 5%	13.9

Total Investments	99.4

Other Assets less Liabilities	0.6

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2022 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Brazil	$10,653	$—	$—	$10,653

Canada	42,346	—	—	42,346

Mexico	10,981	—	—	10,981

United Kingdom	4,441	100,568	—	105,009

United States	414,775	—	—	414,775

All Other Countries(1)	—	450,057	—	450,057

Total Common Stocks	483,196	550,625	—	1,033,821

Master Limited Partnerships	6,524	—	—	6,524

Investment Companies	39,055	13,464	—	52,519

Short-Term Investments	—	4,175	—	4,175

Total Investments	$528,775	$568,264	$—	$1,097,039

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$734	$—	$—	$734

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 161 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.7% (1)

Australia – 4.4%

BGP Holdings PLC(2) (3) *	3,277,404	$—

Dexus	91,447	744

Goodman Group	314,963	5,350

National Storage REIT	1,093,732	2,192

Rural Funds Group	60,463	133

Vicinity Centres	455,087	629

		9,048

Belgium – 2.7%

Shurgard Self Storage S.A.	30,226	1,877

VGP N.V.	3,670	942

Warehouses De Pauw - C.V.A.	63,570	2,739

		5,558

Brazil – 0.2%

Multiplan Empreendimentos Imobiliarios S.A.*	76,159	390

Canada – 2.6%

Allied Properties Real Estate Investment Trust	25,513	951

Brookfield Asset Management, Inc., Class A	16,909	956

Granite Real Estate Investment Trust	31,580	2,435

Tricon Residential, Inc.	59,973	953

		5,295

China – 0.2%

GDS Holdings Ltd., Class A*	95,048	475

France – 0.3%

Gecina S.A.	5,560	700

Germany – 3.9%

Instone Real Estate Group S.E.	30,688	575

LEG Immobilien S.E.	20,905	2,387

Vonovia S.E.	107,437	5,024

		7,986

Hong Kong – 3.7%

CK Asset Holdings Ltd.	175,500	1,199

ESR Cayman Ltd.*	654,800	2,027

Hang Lung Properties Ltd.	378,000	761

Sino Land Co. Ltd.	899,683	1,162

Swire Properties Ltd.	1,000,200	2,480

		7,629

India – 0.6%

Embassy Office Parks REIT	231,414	1,131

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.7% (1) continued

Japan – 6.6%

Activia Properties, Inc.	171	$596

Advance Residence Investment Corp.	785	2,220

Heiwa Real Estate Co. Ltd.	8,900	288

Hulic REIT, Inc.	446	610

Industrial & Infrastructure Fund Investment Corp.	337	510

Japan Hotel REIT Investment Corp.	1,634	833

Japan Logistics Fund, Inc.	513	1,337

Japan Metropolitan Fund Invest	985	832

Katitas Co. Ltd.	92,100	2,534

LaSalle Logiport REIT	384	552

Mitsui Fudosan Co. Ltd.	86,200	1,844

Star Asia Investment Corp.	1,263	645

Tokyu Fudosan Holdings Corp.	112,500	617

		13,418

Mexico – 0.9%

Corp. Inmobiliaria Vesta S.A.B. de C.V.	438,576	837

Fibra Uno Administracion S.A. de C.V.	916,550	1,074

		1,911

Netherlands – 0.3%

CTP N.V.	39,600	662

Singapore – 3.0%

Ascendas India Trust	955,800	836

CapitaLand Integrated Commercial Trust	593,187	982

Capitaland Investment Ltd.*	918,600	2,693

Mapletree Logistics Trust	989,721	1,347

Parkway Life Real Estate Investment Trust	59,200	205

		6,063

Spain – 1.7%

Cellnex Telecom S.A.*	56,338	2,701

Merlin Properties Socimi S.A.	71,100	825

		3,526

Sweden – 0.7%

Fastighets AB Balder, Class B*	21,000	1,374

United Kingdom – 6.2%

Big Yellow Group PLC	110,543	2,225

Grainger PLC	498,164	1,903

Helical PLC	105,000	565

Helios Towers PLC*	868,816	1,316

Land Securities Group PLC	72,200	741

Safestore Holdings PLC	33,800	593

See Notes to the Financial Statements.

EQUITY FUNDS   162   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.7% (1) continued

United Kingdom – 6.2% continued

Segro PLC	70,792	$1,247

Shaftesbury PLC	270,530	2,182

UNITE Group (The) PLC	102,400	1,551

Workspace Group PLC	33,799	303

		12,626

United States – 58.7%

Alexandria Real Estate Equities, Inc.	30,230	6,084

American Homes 4 Rent, Class A	89,420	3,579

American Tower Corp.	6,564	1,649

AvalonBay Communities, Inc.	14,042	3,488

Boston Properties, Inc.	13,220	1,703

Brixmor Property Group, Inc.	90,283	2,330

CubeSmart	48,330	2,515

Douglas Emmett, Inc.	74,801	2,500

Encompass Health Corp.	19,688	1,400

Equinix, Inc.	6,326	4,691

Equity LifeStyle Properties, Inc.	67,816	5,187

Essex Property Trust, Inc.	6,568	2,269

Extra Space Storage, Inc.	18,547	3,813

Host Hotels & Resorts, Inc.	139,591	2,712

Invitation Homes, Inc.	68,349	2,746

Life Storage, Inc.	19,238	2,702

MGM Growth Properties LLC, Class A	42,844	1,658

Mid-America Apartment Communities, Inc.	13,078	2,739

National Retail Properties, Inc.	89,789	4,035

Park Hotels & Resorts, Inc.	126,098	2,463

Phillips Edison & Co., Inc.	61,762	2,124

Prologis, Inc.	101,361	16,368

Radius Global Infrastructure, Inc., Class A*	71,087	1,015

Rayonier, Inc.	62,293	2,562

Rexford Industrial Realty, Inc.	36,229	2,702

SBA Communications Corp.	8,425	2,899

Simon Property Group, Inc.	29,325	3,858

SITE Centers Corp.	36,394	608

Spirit Realty Capital, Inc.	57,105	2,628

STAG Industrial, Inc.	43,322	1,791

STORE Capital Corp.	19,908	582

Sun Communities, Inc.	34,499	6,047

UDR, Inc.	51,834	2,974

Urban Edge Properties	95,291	1,820

VICI Properties, Inc.	143,529	4,085

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.7% (1) continued

United States – 58.7% continued

Welltower, Inc.	59,981	$5,767

Weyerhaeuser Co.	58,957	2,234

		120,327

Total Common Stocks

(Cost $159,214)		198,119

INVESTMENT COMPANIES – 3.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(4) (5)	6,522,720	6,523

Total Investment Companies

(Cost $6,523)		6,523

Total Investments – 99.9%

(Cost $165,737)		204,642

Other Assets less Liabilities – 0.1%		251

Net Assets – 100.0%		$204,893

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(3)

Restricted security that has been deemed illiquid. At March 31, 2022, the value of this restricted illiquid security amounted to approximately $0 or 0.0% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

BGP Holdings PLC	12/2/09	$—

(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2022 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

C.V.A. – Credit Valuation Adjustment

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 163 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued	MARCH 31, 2022

At March 31, 2022, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	61.9%

Euro	9.0

Japanese Yen	6.5

British Pound	6.2

All other currencies less than 5%	16.3

Total Investments	99.9

Other Assets less Liabilities	0.1

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2022 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Brazil	$390	$—	$—	$390

Canada	5,295	—	—	5,295

Mexico	1,911	—	—	1,911

United States	120,327	—	—	120,327

All Other Countries(1)	—	70,196	—	70,196

Total Common Stocks	127,923	70,196	—	198,119

Investment Companies	6,523	—	—	6,523

Total Investments	$134,446	$70,196	$—	$204,642

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   164   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360™ FUND	MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1)

Australia – 0.9%

Macquarie Group Ltd.	12,466	$1,875

Mirvac Group	570,201	1,056

		2,931

Austria – 0.3%

Erste Group Bank A.G.	26,724	969

Belgium – 0.3%

Umicore S.A.	24,308	1,050

Brazil – 0.3%

WEG S.A.	118,527	869

Canada – 2.6%

Brookfield Asset Management, Inc., Class A	34,912	1,974

Cameco Corp.	80,628	2,348

Canadian Pacific Railway Ltd.	22,334	1,843

Magna International, Inc.	32,679	2,102

Shopify, Inc., Class A*	714	483

		8,750

China – 2.0%

Alibaba Group Holding Ltd. ADR*	12,978	1,412

BYD Co. Ltd., Class H	47,500	1,349

Ping An Insurance Group Co. of China Ltd., Class H	205,000	1,447

Trip.com Group Ltd. ADR*	35,999	832

Weichai Power Co. Ltd., Class H	480,000	755

Xinyi Solar Holdings Ltd.	564,000	991

		6,786

Denmark – 1.1%

Novo Nordisk A/S, Class B	12,600	1,395

Orsted A/S(2)	10,290	1,296

Vestas Wind Systems A/S	30,828	910

		3,601

Finland – 0.4%

Sampo OYJ, Class A	28,114	1,372

France – 3.3%

AXA S.A.	78,230	2,285

Cie Generale des Etablissements Michelin S.C.A.	14,059	1,899

LVMH Moet Hennessy Louis Vuitton S.E.	2,744	1,954

Schneider Electric S.E.	11,600	1,937

Total Energies S.E.	43,581	2,211

Valeo	39,894	733

		11,019

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1) continued

Germany – 4.3%

adidas A.G.	6,104	$1,425

BioNTech S.E. ADR*	5,858	999

Deutsche Telekom A.G. (Registered)	78,233	1,461

Infineon Technologies A.G.	38,752	1,324

Nemetschek S.E.	24,515	2,378

Rational A.G.	1,961	1,361

SAP S.E.	17,152	1,914

SAP S.E. ADR	9,731	1,080

Symrise A.G.	15,258	1,832

Vonovia S.E.	16,799	785

		14,559

Hong Kong – 0.9%

AIA Group Ltd.	188,000	1,968

China Traditional Chinese Medicine Holdings Co. Ltd.	1,920,000	1,001

		2,969

India – 0.5%

HDFC Bank Ltd. ADR	27,961	1,715

Indonesia – 0.8%

Bank Rakyat Indonesia Persero Tbk PT	6,030,400	1,942

Telkom Indonesia Persero Tbk PT	2,647,842	844

		2,786

Ireland – 0.9%

Kerry Group PLC, Class A	10,857	1,213

Medtronic PLC	17,682	1,962

		3,175

Japan – 8.3%

Daikin Industries Ltd.	7,100	1,293

Eisai Co. Ltd.	13,600	630

FANUC Corp.	9,100	1,600

Hoya Corp.	14,200	1,620

KDDI Corp.	56,100	1,843

Kubota Corp.	90,500	1,697

Kurita Water Industries Ltd.	31,900	1,177

Marui Group Co. Ltd.	61,600	1,129

Mitsubishi UFJ Financial Group, Inc.	136,700	849

Nidec Corp.	18,500	1,466

ORIX Corp.	96,100	1,918

Otsuka Holdings Co. Ltd.	53,100	1,837

Pan Pacific International Holdings Corp.	61,500	986

Recruit Holdings Co. Ltd.	22,700	994

Shimano, Inc.	7,800	1,784

Shiseido Co. Ltd.	21,800	1,105

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 165 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360™ FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1) continued

Japan – 8.3% continued

Sony Group Corp.	40,700	$4,201

TDK Corp.	28,200	1,018

Yamaha Corp.	19,100	833

		27,980

Netherlands – 1.0%

Core Laboratories N.V.	16,370	518

Heineken N.V.	14,222	1,356

ING Groep N.V.	159,625	1,668

		3,542

Russia – 0.0%

Moscow Exchange MICEX-RTS PJSC(3)	51,540	—

Singapore – 1.4%

DBS Group Holdings Ltd.	89,600	2,355

Oversea-Chinese Banking Corp. Ltd.	221,400	2,012

Sea Ltd. ADR*	2,752	330

		4,697

South Africa – 0.3%

Naspers Ltd., Class N	8,770	993

South Korea – 1.2%

LG Chem Ltd.	3,445	1,494

SK Hynix, Inc.	15,944	1,526

SK Telecom Co. Ltd. ADR	41,277	1,058

		4,078

Sweden – 1.2%

Assa Abloy AB, Class B	46,403	1,251

Atlas Copco AB, Class B	24,247	1,100

Essity AB, Class B	37,666	887

Spotify Technology S.A.*	4,922	743

		3,981

Switzerland – 1.6%

Alcon, Inc.	25,454	2,011

CRISPR Therapeutics A.G.*	12,729	799

Roche Holding A.G. (Genusschein)	6,596	2,608

		5,418

Taiwan – 1.4%

Delta Electronics, Inc.	161,000	1,498

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	30,330	3,162

		4,660

Thailand – 0.4%

Kasikornbank PCL (Registered)	276,400	1,336

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1) continued

United Kingdom – 4.4%

Barratt Developments PLC	176,267	$1,203

Croda International PLC	12,139	1,248

Dechra Pharmaceuticals PLC	20,460	1,083

DS Smith PLC	198,736	834

Ferguson PLC	8,881	1,205

GlaxoSmithKline PLC	103,037	2,222

Linde PLC	4,585	1,465

Manchester United PLC, Class A	28,717	415

nVent Electric PLC	14,228	495

Rentokil Initial PLC	309,254	2,130

Spirax-Sarco Engineering PLC	6,424	1,053

Unilever PLC	36,284	1,642

		14,995

United States – 54.5%

10X Genomics, Inc., Class A*	3,773	287

2U, Inc.*	16,059	213

Activision Blizzard, Inc.	9,263	742

Adobe, Inc.*	11,558	5,266

ADT, Inc.	21,485	163

Aflac, Inc.	12,702	818

Air Products and Chemicals, Inc.	10,761	2,689

Akamai Technologies, Inc.*	5,374	642

Albemarle Corp.	5,404	1,195

Alexandria Real Estate Equities, Inc.	2,815	566

Alphabet, Inc., Class C*	1,106	3,089

Amazon.com, Inc.*	833	2,715

American Tower Corp.	12,194	3,063

Amgen, Inc.	9,009	2,179

Amphenol Corp., Class A	18,854	1,421

Anthem, Inc.	2,475	1,216

Apple, Inc.	15,055	2,629

Applied Materials, Inc.	7,922	1,044

Autodesk, Inc.*	2,840	609

Automatic Data Processing, Inc.	3,722	847

Avnet, Inc.	19,764	802

Axalta Coating Systems Ltd.*	21,799	536

Bank of America Corp.	13,470	555

Becton Dickinson and Co.	2,557	680

Berkshire Hathaway, Inc., Class B*	6,528	2,304

Block, Inc.*	11,069	1,501

BOK Financial Corp.	9,488	891

BorgWarner, Inc.	14,013	545

Broadridge Financial Solutions, Inc.	3,793	591

Cardinal Health, Inc.	9,059	514

See Notes to the Financial Statements.

EQUITY FUNDS   166   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1) continued

United States – 54.5% continued

CarMax, Inc.*	4,507	$435

Carnival PLC*	38,183	686

CBRE Group, Inc., Class A*	14,092	1,290

Charles River Laboratories International, Inc.*	3,794	1,077

Charles Schwab (The) Corp.	38,765	3,268

Coca-Cola (The) Co.	33,504	2,077

Coinbase Global, Inc., Class A*	7,369	1,399

Corning, Inc.	12,141	448

D.R. Horton, Inc.	7,003	522

Danaher Corp.	11,947	3,504

Darden Restaurants, Inc.	5,303	705

Dolby Laboratories, Inc., Class A	23,356	1,827

DraftKings, Inc., Class A*	20,172	393

Duke Energy Corp.	4,196	468

EastGroup Properties, Inc.	3,652	742

Ecolab, Inc.	4,010	708

Editas Medicine, Inc.*	5,249	100

Emergent BioSolutions, Inc.*	9,258	380

Envista Holdings Corp.*	9,182	447

EverQuote, Inc., Class A*	40,350	653

Exact Sciences Corp.*	14,549	1,017

Exxon Mobil Corp.	9,100	752

FactSet Research Systems, Inc.	2,043	887

Fate Therapeutics, Inc.*	5,930	230

First American Financial Corp.	7,549	489

First Republic Bank	13,993	2,268

FirstCash Holdings, Inc.	25,044	1,762

Flex Ltd.*	29,695	551

FMC Corp.	19,556	2,573

Fortive Corp.	18,904	1,152

General Dynamics Corp.	7,916	1,909

Gentex Corp.	15,273	445

Ginkgo Bioworks Holdings, Inc.*	50,598	204

Global Payments, Inc.	6,537	894

Goldman Sachs Group (The), Inc.	3,902	1,288

GXO Logistics, Inc.*	20,199	1,441

Hackett Group (The), Inc.	31,991	738

Hexcel Corp.	17,490	1,040

Hologic, Inc.*	11,151	857

Honeywell International, Inc.	18,520	3,604

Houlihan Lokey, Inc.	1,473	129

Humana, Inc.	1,293	563

Huntington Ingalls Industries, Inc.	2,542	507

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1) continued

United States – 54.5% continued

Intel Corp.	6,711	$333

Intellia Therapeutics, Inc.*	19,237	1,398

Interpublic Group of (The) Cos., Inc.	14,334	508

Intuit, Inc.	6,490	3,121

Invitae Corp.*	42,218	336

J.M. Smucker (The) Co.	2,713	367

Johnson & Johnson	14,225	2,521

JPMorgan Chase & Co.	5,148	702

Kennametal, Inc.	19,842	568

Keysight Technologies, Inc.*	1,668	263

Kimball Electronics, Inc.*	28,963	579

KKR & Co., Inc.	8,588	502

Knowles Corp.*	17,089	368

Laboratory Corp. of America Holdings*	2,489	656

Lazard Ltd., Class A	18,067	623

Lennar Corp., Class A	34,296	2,784

Littelfuse, Inc.	1,283	320

Lumentum Holdings, Inc.*	8,462	826

M&T Bank Corp.	3,239	549

Madison Square Garden Entertainment Corp.*	11,468	955

Madison Square Garden Sports Corp.*	2,102	377

Markel Corp.*	1,971	2,908

Martin Marietta Materials, Inc.	7,507	2,889

Mattel, Inc.*	39,070	868

Meta Platforms, Inc., Class A*	3,213	714

Mettler-Toledo International, Inc.*	1,297	1,781

Microchip Technology, Inc.	77,006	5,786

Microsoft Corp.	22,927	7,069

Mohawk Industries, Inc.*	3,814	474

Molson Coors Beverage Co., Class B	7,393	395

Moody’s Corp.	6,680	2,254

Morgan Stanley	6,148	537

Nielsen Holdings PLC	12,158	331

NIKE, Inc., Class B	11,757	1,582

Norfolk Southern Corp.	3,330	950

NOV, Inc.	6,235	122

Omnicom Group, Inc.	6,516	553

OraSure Technologies, Inc.*	51,474	349

Oshkosh Corp.	21,688	2,183

Pacific Biosciences of California, Inc.*	14,457	132

PagerDuty, Inc.*	17,878	611

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 167 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360™ FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1) continued

United States – 54.5% continued

Palantir Technologies, Inc., Class A*	9,897	$136

Parsons Corp.*	20,590	797

PayPal Holdings, Inc.*	10,109	1,169

PepsiCo, Inc.	8,153	1,365

PPG Industries, Inc.	3,799	498

Procter & Gamble (The) Co.	11,085	1,694

Progressive (The) Corp.	11,416	1,301

QUALCOMM, Inc.	14,502	2,216

Raymond James Financial, Inc.	9,561	1,051

RenaissanceRe Holdings Ltd.	3,176	503

Robinhood Markets, Inc., Class A*	30,287	409

ROBLOX Corp., Class A*	4,430	205

Roku, Inc.*	9,378	1,175

Roper Technologies, Inc.	2,936	1,386

Royal Caribbean Cruises Ltd.*	7,624	639

RPM International, Inc.	20,243	1,649

Ryder System, Inc.	8,067	640

salesforce.com, Inc.*	6,588	1,399

Schlumberger N.V.	18,372	759

Sealed Air Corp.	8,820	591

Snap-on, Inc.	1,786	367

Southern (The) Co.	6,430	466

Stanley Black & Decker, Inc.	3,960	554

Starbucks Corp.	6,799	618

Stericycle, Inc.*	9,431	556

Stifel Financial Corp.	11,067	751

Stratasys Ltd.*	18,709	475

Syneos Health, Inc.*	6,408	519

Synopsys, Inc.*	3,734	1,244

Sysco Corp.	8,329	680

TechTarget, Inc.*	12,265	997

Teladoc Health, Inc.*	15,560	1,122

Tesla, Inc.*	2,096	2,259

TJX (The) Cos., Inc.	10,733	650

TransDigm Group, Inc.*	4,099	2,671

TuSimple Holdings, Inc., Class A*	16,069	196

Twilio, Inc., Class A*	4,829	796

Twitter, Inc.*	37,548	1,453

U.S. Bancorp	20,432	1,086

UiPath, Inc., Class A*	18,809	406

Union Pacific Corp.	3,882	1,061

Unity Software, Inc.*	8,393	833

Vail Resorts, Inc.	824	214

Veracyte, Inc.*	8,297	229

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1) continued

United States – 54.5% continued

Visa, Inc., Class A	8,753	$1,941

Vontier Corp.	49,492	1,257

Walgreens Boots Alliance, Inc.	14,714	659

Walt Disney (The) Co.*	3,488	478

Zimmer Biomet Holdings, Inc.	3,550	454

Zoom Video Communications, Inc., Class A*	7,513	881

		183,340

Total Common Stocks

(Cost $289,603)		317,571

PREFERRED STOCKS – 1 .7% (1)
Brazil – 0.4%

Itau Unibanco Holding S.A. ADR, 0.73%(4)	231,029	1,319
Chile – 0.5%

Sociedad Quimica y Minera de Chile S.A. ADR, 1.39%(4)	19,140	1,638
South Korea – 0.8%

Samsung Electronics Co. Ltd., 2.31%(4)	55,460	2,869

Total Preferred Stocks

(Cost $5,217)		5,826

INVESTMENT COMPANIES – 3 .5%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(5) (6)	11,671,977	11,672

Total Investment Companies

(Cost $11,672)		11,672

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.31%, 6/30/22(7) (8)	$890	$889

Total Short-Term Investments

(Cost $889)		889

Total Investments – 99.8%

(Cost $307,381)		335,958

Other Assets less Liabilities – 0.2%		642

Net Assets – 100.0%		$336,600

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.

See Notes to the Financial Statements.

EQUITY FUNDS   168   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2022 is disclosed.
(7)	Discount rate at the time of purchase.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

EAFE – Europe, Australasia and the Far East

MSCI – Morgan Stanley Capital International

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500 (United States Dollar)	13	$2,945	Long	6/22	$ 99

MSCI EAFE Index (United States Dollar)	17	1,823	Long	6/22	39

MSCI Emerging Markets Index (United States Dollar)	13	732	Long	6/22	15
Total					$153

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	65.2%

Euro	9.7

Japanese Yen	8.3

All other currencies less than 5%	16.6

Total Investments	99.8

Other Assets less Liabilities	0.2

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2022 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:

Brazil	$869	$—	$—	$869

Canada	8,750	—	—	8,750

China	2,244	4,542	—	6,786

Germany	2,079	12,480	—	14,559

India	1,715	—	—	1,715

Ireland	1,962	1,213	—	3,175

Netherlands	518	3,024	—	3,542

Singapore	330	4,367	—	4,697

South Korea	1,058	3,020	—	4,078

Sweden	743	3,238	—	3,981

Switzerland	799	4,619	—	5,418

Taiwan	3,162	1,498	—	4,660

United Kingdom	2,375	12,620	—	14,995

United States	182,654	686	—	183,340

All Other Countries(1)	—	57,006	—	57,006

Total Common Stocks	209,258	108,313	—	317,571

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   169   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM continued	MARCH 31, 2022

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Preferred Stocks:

South Korea	$—	$2,869	$—	$2,869

All Other Countries(1)	2,957	—	—	2,957

Total Preferred Stocks	2,957	2,869	—	5,826
Investment Companies	11,672	—	—	11,672

Short-Term Investments	—	889	—	889

Total Investments	$223,887	$112,071	$—	$335,958

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$153	$—	$—	$153

(1) Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   170   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

SMALL CAP CORE FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 0 ..0%
Asset Management – 0.0%

GAMCO Investors, Inc.,

(Step to 5.00% on 6/15/22), 4.00%, 6/15/23(1)	$10	$10

Total Corporate Bonds

(Cost $10)		10

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.0%
Aerospace & Defense – 0.8%

AAR Corp.*	7,391	$358

Aerojet Rocketdyne Holdings, Inc.*	14,560	573

AeroVironment, Inc.*	5,776	544

Astronics Corp.*	2,504	32

Astronics Corp., Class B*	3,668	47

Ducommun, Inc.*	3,254	171

Kaman Corp.	5,362	233

Kratos Defense & Security Solutions, Inc.*	17,968	368

Maxar Technologies, Inc.	886	35

Mercury Systems, Inc.*	9,546	615

Moog, Inc., Class A	5,037	442

National Presto Industries, Inc.	1,332	103

Park Aerospace Corp.	2,783	36

Parsons Corp.*	2,373	92

Vectrus, Inc.*	4,385	157

		3,806

Air Freight & Logistics – 0.2%

Air T, Inc.*	753	17

Atlas Air Worldwide Holdings, Inc.*	4,567	395

Forward Air Corp.	7,131	697

		1,109

Airlines – 0.3%

Allegiant Travel Co.*	3,217	522

Copa Holdings S.A., Class A*	6,525	546

Hawaiian Holdings, Inc.*	10,043	198

SkyWest, Inc.*	11,723	338

		1,604

Auto Components – 1.3%

Adient PLC*	17,391	709

American Axle & Manufacturing Holdings, Inc.*	7,068	55

Dana, Inc.	27,028	475

Dorman Products, Inc.*	7,116	676

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued
Auto Components – 1.3% continued

Fox Factory Holding Corp.*	7,732	$757

Gentherm, Inc.*	8,629	630

Goodyear Tire & Rubber (The) Co.*	55,642	795

LCI Industries	7,368	765

Modine Manufacturing Co.*	2,561	23

Motorcar Parts of America, Inc.*	5,230	93

Patrick Industries, Inc.	4,692	283

Standard Motor Products, Inc.	4,563	197

Stoneridge, Inc.*	4,709	98

Tenneco, Inc., Class A*	9,641	177

Visteon Corp.*	5,208	568

XPEL, Inc.*	3,049	161

		6,462

Automobiles – 0.1%

Winnebago Industries, Inc.	8,847	478

Workhorse Group, Inc.*	20,683	103

		581

Banks – 8.9%

1st Source Corp.	5,374	249

Allegiance Bancshares, Inc.	2,339	105

Amalgamated Financial Corp.	6,170	111

American National Bankshares, Inc.	2,604	98

Ameris Bancorp	14,292	627

Ames National Corp.	2,507	62

Arrow Financial Corp.	5,337	173

Associated Banc-Corp	22,141	504

Atlantic Union Bankshares Corp.	16,728	614

Banc of California, Inc.	6,556	127

BancFirst Corp.	4,513	376

Bancorp (The), Inc.*	7,140	202

Bank First Corp.	3,348	241

Bank of Hawaii Corp.	6,869	576

Bank of Marin Bancorp	3,624	127

Bank of NT Butterfield & Son (The) Ltd.	9,878	354

Bank of South Carolina Corp.	5,364	100

Bank7 Corp.	9,046	214

BankFinancial Corp.	1,787	19

BankUnited, Inc.	13,656	600

Bankwell Financial Group, Inc.	7,690	260

Banner Corp.	8,682	508

Bar Harbor Bankshares	1,937	55

BCB Bancorp, Inc.	508	9

Berkshire Bancorp, Inc.*	121	1

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 171 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued
Banks – 8.9% continued

Brookline Bancorp, Inc.	23,044	$365

Burke & Herbert Bank & Trust Co.	20	45

C&F Financial Corp.	467	23

Cadence Bank	35,390	1,036

Cambridge Bancorp	899	76

Camden National Corp.	3,943	186

Capital City Bank Group, Inc.	3,998	105

Cathay General Bancorp	16,098	720

CBTX, Inc.	3,740	116

Central Pacific Financial Corp.	675	19

Citizens & Northern Corp.	774	19

City Holding Co.	3,893	306

Columbia Banking System, Inc.	13,283	429

Commercial National Financial Corp.	121	2

Community Bank System, Inc.	9,630	676

Community Financial (The) Corp.	3,455	138

Community Trust Bancorp, Inc.	2,938	121

ConnectOne Bancorp, Inc.	2,356	75

Customers Bancorp, Inc.*	7,254	378

CVB Financial Corp.	20,872	484

Dime Community Bancshares, Inc.	4,651	161

Eagle Bancorp, Inc.	6,743	384

Eagle Financial Services, Inc.	100	4

Eastern Bankshares, Inc.	25,191	543

Enterprise Bancorp, Inc.	2,022	81

Enterprise Financial Services Corp.	5,503	260

Equity Bancshares, Inc., Class A	3,418	110

FB Financial Corp.	2,445	109

Financial Institutions, Inc.	4,428	133

Finward Bancorp	689	32

First Bancorp	7,850	328

First BanCorp (New York Exchange)	30,494	400

First Bancorp (The), Inc.	825	25

First Bancshares (The), Inc.	4,919	166

First Busey Corp.	11,491	291

First Commonwealth Financial Corp.	29,559	448

First Community Bankshares, Inc.	1,777	50

First Financial Bankshares, Inc.	27,923	1,232

First Financial Corp.	2,764	120

First Financial Northwest, Inc.	699	12

First Foundation, Inc.	5,309	129

First Hawaiian, Inc.	19,224	536

First Internet Bancorp	1,662	72

First Interstate BancSystem, Inc., Class A	18,179	668

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued
Banks – 8.9% continued

First Merchants Corp.	10,676	$444

First Mid Bancshares, Inc.	37	1

First Northwest Bancorp	521	12

First of Long Island (The) Corp.	3,635	71

First Savings Financial Group, Inc.	9,378	230

First United Corp.	7,959	179

Flushing Financial Corp.	4,414	99

FNB Corp.	59,010	735

Fulton Financial Corp.	29,237	486

German American Bancorp, Inc.	5,454	207

Glacier Bancorp, Inc.	19,238	967

Great Southern Bancorp, Inc.	1,715	101

Hancock Whitney Corp.	17,099	892

Hanmi Financial Corp.	3,790	93

Hawthorn Bancshares, Inc.	1,401	35

Heartland Financial U.S.A., Inc.	5,911	283

Heritage Financial Corp.	8,306	208

Hilltop Holdings, Inc.	14,689	432

Home BancShares, Inc.	28,504	644

HomeStreet, Inc.	4,275	203

HomeTrust Bancshares, Inc.	1,342	40

Hope Bancorp, Inc.	22,426	361

Independent Bank Corp.	9,590	783

Independent Bank Group, Inc.	10,601	754

International Bancshares Corp.	12,561	530

Investar Holding Corp.	10,430	199

Investors Bancorp, Inc.	61,498	918

Lakeland Bancorp, Inc.	7,540	126

Lakeland Financial Corp.	4,841	353

Landmark Bancorp, Inc.	1,393	37

Malvern Bancorp, Inc.(2) *	9	—

Mercantile Bank Corp.	5,228	185

Meta Financial Group, Inc.	10,324	567

Metropolitan Bank Holding Corp.*	200	20

MidWestOne Financial Group, Inc.	564	19

National Bank Holdings Corp., Class A	6,425	259

National Bankshares, Inc.	1,755	65

NBT Bancorp, Inc.	10,737	388

Nicolet Bankshares, Inc.*	3,099	290

Northrim BanCorp, Inc.	1,649	72

Norwood Financial Corp.	1,084	31

OceanFirst Financial Corp.	9,536	192

OFG Bancorp	6,948	185

Ohio Valley Banc Corp.	745	23

See Notes to the Financial Statements.

EQUITY FUNDS   172   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Banks – 8.9% continued

Old National Bancorp	28,039	$459

Old Second Bancorp, Inc.	2,613	38

Pacific Premier Bancorp, Inc.	20,275	717

Park National Corp.	3,044	400

Peapack-Gladstone Financial Corp.	4,259	148

Penns Woods Bancorp, Inc.	150	4

Peoples Bancorp, Inc.	6,468	203

Peoples Financial Corp.	236	4

Peoples Financial Services Corp.	413	21

Preferred Bank	3,911	290

Premier Financial Corp.	10,223	310

Primis Financial Corp.	669	9

QCR Holdings, Inc.	1,623	92

Renasant Corp.	12,295	411

Republic Bancorp, Inc., Class A	4,135	186

Republic First Bancorp, Inc.*	3,187	16

Sandy Spring Bancorp, Inc.	5,278	237

Seacoast Banking Corp. of Florida	10,821	379

ServisFirst Bancshares, Inc.	13,098	1,248

Shore Bancshares, Inc.	1,492	31

Sierra Bancorp	810	20

Silvergate Capital Corp., Class A*	3,315	499

Simmons First National Corp., Class A	14,678	385

Southern BancShares NC, Inc.	5	29

Southern First Bancshares, Inc.*	4,590	233

Southside Bancshares, Inc.	5,055	206

Spirit of Texas Bancshares, Inc.	4,719	124

Stock Yards Bancorp, Inc.	6,372	337

Texas Capital Bancshares, Inc.*	7,142	409

Tompkins Financial Corp.	3,473	272

Towne Bank	10,289	308

TriCo Bancshares	5,072	203

Triumph Bancorp, Inc.*	6,479	609

Trustmark Corp.	12,934	393

UMB Financial Corp.	8,869	862

Umpqua Holdings Corp.	32,483	613

Union Bankshares, Inc.	5,790	178

United Bancorp, Inc.	498	9

United Bankshares, Inc.	19,045	664

United Community Banks, Inc.	15,328	533

Univest Financial Corp.	5,330	143

Valley National Bancorp	58,734	765

Veritex Holdings, Inc.	8,287	316

Virginia National Bankshares Corp.	105	4

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Banks – 8.9% continued

Washington Trust Bancorp, Inc.	3,261	$171

WesBanco, Inc.	15,264	525

West BanCorp, Inc.	2,798	76

Westamerica BanCorp	6,194	375

		45,108

Beverages – 0.3%

Celsius Holdings, Inc.*	6,497	359

Coca-Cola Consolidated, Inc.	1,593	791

MGP Ingredients, Inc.	3,455	296

National Beverage Corp.	6,954	302

		1,748

Biotechnology – 4.7%

2seventy bio, Inc.*	3,756	64

Acumen Pharmaceuticals, Inc.*	1,062	4

ADMA Biologics, Inc.*	22,321	41

Affimed N.V.*	9,905	43

Akebia Therapeutics, Inc.*	24,361	18

Akero Therapeutics, Inc.*	4,153	59

Albireo Pharma, Inc.*	7,574	226

Alector, Inc.*	6,697	95

Alkermes PLC*	26,782	705

Allogene Therapeutics, Inc.*	11,402	104

Allovir, Inc.*	2,098	14

Altimmune, Inc.*	13,346	81

Amicus Therapeutics, Inc.*	63,001	597

AnaptysBio, Inc.*	11,208	277

Anavex Life Sciences Corp.*	11,604	143

Anika Therapeutics, Inc.*	5,546	139

Anixa Biosciences, Inc.*	3,567	10

Applied Molecular Transport, Inc.*	6,595	50

Arcus Biosciences, Inc.*	10,399	328

Arcutis Biotherapeutics, Inc.*	4,906	95

Ardelyx, Inc.*	9,301	10

Arrowhead Pharmaceuticals, Inc.*	19,068	877

Assembly Biosciences, Inc.*	549	1

Atara Biotherapeutics, Inc.*	11,811	110

Aurinia Pharmaceuticals, Inc.*	21,041	260

Avid Bioservices, Inc.*	9,337	190

Avidity Biosciences, Inc.*	4,917	91

BioCryst Pharmaceuticals, Inc.*	8,762	142

Bioxcel Therapeutics, Inc.*	7,716	161

Bluebird Bio, Inc.*	11,269	55

Blueprint Medicines Corp.*	211	13

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   173   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Biotechnology – 4.7% continued

Calyxt, Inc.*	5,877	$6

Capricor Therapeutics, Inc.*	23,578	81

CASI Pharmaceuticals, Inc.*	37,663	31

Catalyst Pharmaceuticals, Inc.*	34,533	286

Celcuity, Inc.*	9,194	86

Celldex Therapeutics, Inc.*	5,217	178

Coherus Biosciences, Inc.*	11,714	151

Concert Pharmaceuticals, Inc.*	20,813	70

Crinetics Pharmaceuticals, Inc.*	4,837	106

Cue Biopharma, Inc.*	1,743	9

Curis, Inc.*	11,480	27

Cytokinetics, Inc.*	12,074	444

Deciphera Pharmaceuticals, Inc.*	6,359	59

DermTech, Inc.*	7,118	105

DiaMedica Therapeutics, Inc.*	21,056	53

Dyadic International, Inc.*	16,460	50

Dynavax Technologies Corp.*	19,064	207

Eagle Pharmaceuticals, Inc.*	2,149	106

Eiger BioPharmaceuticals, Inc.*	20,040	166

Emergent BioSolutions, Inc.*	10,525	432

Enanta Pharmaceuticals, Inc.*	5,556	395

Essa Pharma, Inc.*	4,375	27

Evelo Biosciences, Inc.*	9,413	32

FibroGen, Inc.*	1,469	18

Forma Therapeutics Holdings, Inc.*	2,747	26

G1 Therapeutics, Inc.*	11,767	89

Geron Corp.*	7,700	10

GlycoMimetics, Inc.*	7,284	8

Gossamer Bio, Inc.*	25,191	219

Graphite Bio, Inc.*	9,037	46

Halozyme Therapeutics, Inc.*	23,574	940

Harpoon Therapeutics, Inc.*	5,932	29

Heron Therapeutics, Inc.*	7,810	45

Homology Medicines, Inc.*	8,100	25

Ideaya Biosciences, Inc.*	5,366	60

IGM Biosciences, Inc.*	9,179	245

Imago Biosciences, Inc.*	5,449	105

Immatics N.V.*	10,233	82

ImmuCell Corp.*	2,514	24

Immuneering Corp., Class A*	567	4

Immunic, Inc.*	7,815	88

ImmunoGen, Inc.*	31,399	149

Inhibrx, Inc.*	2,948	66

Insmed, Inc.*	17,236	405

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Biotechnology – 4.7% continued

Intellia Therapeutics, Inc.*	11,263	$818

Ironwood Pharmaceuticals, Inc.*	43,281	544

iTeos Therapeutics, Inc.*	7,702	248

IVERIC bio, Inc.*	14,486	244

KalVista Pharmaceuticals, Inc.*	18,655	275

Karyopharm Therapeutics, Inc.*	12,037	89

Keros Therapeutics, Inc.*	2,652	144

Kronos Bio, Inc.*	6,246	45

Krystal Biotech, Inc.*	3,094	206

Kura Oncology, Inc.*	17,730	285

La Jolla Pharmaceutical Co.*	1,889	8

Lexicon Pharmaceuticals, Inc.*	3,347	7

Ligand Pharmaceuticals, Inc.*	4,590	516

MacroGenics, Inc.*	10,996	97

Magenta Therapeutics, Inc.*	10,083	29

MannKind Corp.*	38,117	140

MediciNova, Inc.*	27,967	75

MeiraGTx Holdings PLC*	13,802	191

Merrimack Pharmaceuticals, Inc.*	261	2

Mersana Therapeutics, Inc.*	10,039	40

Merus N.V.*	12,616	334

MiMedx Group, Inc.*	16,968	80

Mirati Therapeutics, Inc.*	258	21

Mirum Pharmaceuticals, Inc.*	13,541	298

Monopar Therapeutics, Inc.*	13,197	34

Morphic Holding, Inc.*	4,949	199

Myriad Genetics, Inc.*	20,081	506

Nkarta, Inc.*	6,299	72

Northwest Biotherapeutics, Inc.*	102,918	72

Omega Therapeutics, Inc.*	2,302	14

OPKO Health, Inc.*	94,237	324

Organogenesis Holdings, Inc.*	8,883	68

ORIC Pharmaceuticals, Inc.*	6,894	37

Oyster Point Pharma, Inc.*	3,410	40

PDL BioPharma, Inc.(3) *	24,608	62

Praxis Precision Medicines, Inc.*	13,598	139

Precision BioSciences, Inc.*	11,667	36

Protagonist Therapeutics, Inc.*	5,830	138

Prothena Corp. PLC*	9,209	337

Radius Health, Inc.*	8,494	75

RAPT Therapeutics, Inc.*	5,042	111

REGENXBIO, Inc.*	6,433	214

Repare Therapeutics, Inc.*	3,977	57

Replimune Group, Inc.*	8,500	144

See Notes to the Financial Statements.

EQUITY FUNDS   174   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Biotechnology – 4.7% continued

Rezolute, Inc.*	11,535	$39

Rhythm Pharmaceuticals, Inc.*	9,262	107

Rigel Pharmaceuticals, Inc.*	23,489	70

Rocket Pharmaceuticals, Inc.*	621	10

Sage Therapeutics, Inc.*	11,972	396

Sangamo Therapeutics, Inc.*	23,430	136

Savara, Inc.*	3,800	5

Sierra Oncology, Inc.*	14,288	458

Sinovac Biotech Ltd.(3) *	1,587	—

Spectrum Pharmaceuticals, Inc.*	16,231	21

Spero Therapeutics, Inc.*	6,662	58

SpringWorks Therapeutics, Inc.*	8,616	486

Sutro Biopharma, Inc.*	2,807	23

Syndax Pharmaceuticals, Inc.*	12,635	220

TCR2 Therapeutics, Inc.*	5,608	15

Tenaya Therapeutics, Inc.*	6,645	78

Ultragenyx Pharmaceutical, Inc.*	12,472	906

uniQure N.V.*	7,505	136

UroGen Pharma Ltd.*	7,653	67

Vanda Pharmaceuticals, Inc.*	10,706	121

Vaxart, Inc.*	13,350	67

Vaxcyte, Inc.*	5,701	138

VBI Vaccines, Inc.*	29,902	50

Veracyte, Inc.*	12,530	345

Vericel Corp.*	8,414	322

Viking Therapeutics, Inc.*	2,902	9

Viridian Therapeutics, Inc.*	8,353	154

Voyager Therapeutics, Inc.*	10,460	80

XBiotech, Inc.	6,970	60

Xencor, Inc.*	10,490	280

Xenon Pharmaceuticals, Inc.*	8,453	258

XOMA Corp.*	8,660	242

		23,565
Building Products – 1.3%

AAON, Inc.	8,514	475

American Woodmark Corp.*	2,921	143

Apogee Enterprises, Inc.	6,986	332

Caesarstone Ltd.	6,170	65

Cornerstone Building Brands, Inc.*	262	6

CSW Industrials, Inc.	2,694	317

Gibraltar Industries, Inc.*	7,085	304

Griffon Corp.	10,835	217

Insteel Industries, Inc.	6,120	226

JELD-WEN Holding, Inc.*	13,490	274

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Building Products – 1.3% continued

Masonite International Corp.*	5,388	$479

PGT Innovations, Inc.*	13,897	250

Quanex Building Products Corp.	6,083	128

Resideo Technologies, Inc.*	24,925	594

Simpson Manufacturing Co., Inc.	8,935	974

UFP Industries, Inc.	12,705	980

Zurn Water Solutions Corp.	21,363	756

		6,520
Capital Markets – 1.7%

ArrowMark Financial Corp.	3,639	79

Artisan Partners Asset Management, Inc., Class A	8,711	343

Associated Capital Group, Inc., Class A	2,828	118

B. Riley Financial, Inc.	1,727	121

BGC Partners, Inc., Class A	52,979	233

Blucora, Inc.*	9,414	184

Cohen & Steers, Inc.	5,578	479

Cowen, Inc., Class A	291	8

Diamond Hill Investment Group, Inc.	948	178

Donnelley Financial Solutions, Inc.(2) *	1	—

Evercore, Inc., Class A	6,870	765

Federated Hermes, Inc.	17,133	584

Freedom Holding Corp.*	5,339	318

GAMCO Investors, Inc., Class A	5,069	112

Hamilton Lane, Inc., Class A	5,432	420

Hercules Capital, Inc.	22,011	398

Houlihan Lokey, Inc.	8,060	708

Main Street Capital Corp.	10,963	467

Moelis & Co., Class A	11,731	551

Piper Sandler Cos.	4,017	527

PJT Partners, Inc., Class A	4,546	287

Prospect Capital Corp.	51,627	427

Pzena Investment Management, Inc., Class A	4,621	37

Safeguard Scientifics, Inc.*	826	4

Saratoga Investment Corp.	4,223	115

Siebert Financial Corp.*	919	2

Sixth Street Specialty Lending, Inc.	10,111	235

StoneX Group, Inc.*	4,261	316

Victory Capital Holdings, Inc., Class A	12,435	359

Virtus Investment Partners, Inc.	1,187	285

Westwood Holdings Group, Inc.	496	8

WisdomTree Investments, Inc.	4,036	24

		8,692

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   175   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Chemicals – 2.1%

Advanced Emissions Solutions, Inc.*	838	$5

AdvanSix, Inc.	2,201	112

American Vanguard Corp.	4,002	81

Avient Corp.	16,042	770

Balchem Corp.	6,581	900

Cabot Corp.	11,634	796

Chase Corp.	2,575	224

Element Solutions, Inc.	33,466	733

Ferro Corp.*	12,102	263

FutureFuel Corp.	7,054	69

GCP Applied Technologies, Inc.*	9,787	307

H.B. Fuller Co.	13,178	871

Hawkins, Inc.	8,250	379

Ingevity Corp.*	8,478	543

Innospec, Inc.	4,935	457

Koppers Holdings, Inc.	8,542	235

Kronos Worldwide, Inc.	700	11

Livent Corp.*	29,213	762

LSB Industries, Inc.(2) *	24	—

Minerals Technologies, Inc.	7,839	518

Orion Engineered Carbons S.A.	8,740	140

Quaker Chemical Corp.	3,960	684

Sensient Technologies Corp.	9,158	769

Stepan Co.	4,987	493

Tredegar Corp.	6,521	78

Trinseo PLC	10,424	499

Tronox Holdings PLC, Class A	6,756	134

		10,833

Commercial Services & Supplies – 1.8%

ABM Industries, Inc.	12,892	593

ACCO Brands Corp.	20,762	166

Brady Corp., Class A	10,478	485

Brink’s (The) Co.	9,921	675

Casella Waste Systems, Inc., Class A*	8,947	784

CECO Environmental Corp.*	206	1

Cimpress PLC*	5,283	336

CompX International, Inc.(2)	1	—

CoreCivic, Inc.*	22,505	251

Deluxe Corp.	7,361	223

Ennis, Inc.	4,775	88

Healthcare Services Group, Inc.	15,610	290

Heritage-Crystal Clean, Inc.*	508	15

HNI Corp.	8,343	309

Interface, Inc.	9,636	131

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Commercial Services & Supplies – 1.8% continued

KAR Auction Services, Inc.*	26,692	$482

Kimball International, Inc., Class B	3,682	31

Matthews International Corp., Class A	5,352	173

MillerKnoll, Inc.	16,542	572

NL Industries, Inc.	100	1

Pitney Bowes, Inc.	29,108	151

Quad/Graphics, Inc.*	254	2

SP Plus Corp.*	4,529	142

Steelcase, Inc., Class A	17,115	204

Tetra Tech, Inc.	11,596	1,913

UniFirst Corp.	3,033	559

Viad Corp.*	4,561	163

Virco Mfg. Corp.*	1,676	5

VSE Corp.	4,716	217

		8,962

Communications Equipment – 1.0%

ADTRAN, Inc.	9,824	181

Applied Optoelectronics, Inc.*	5,804	21

AudioCodes Ltd.	5,523	141

Aviat Networks, Inc.*	2,996	92

BK Technologies Corp.	1,835	5

CalAmp Corp.*	2,461	18

Calix, Inc.*	6,758	290

Clearfield, Inc.*	4,684	305

CommScope Holding Co., Inc.*	37,663	297

Comtech Telecommunications Corp.	7,170	112

Digi International, Inc.*	9,001	194

EMCORE Corp.*	12,695	47

Extreme Networks, Inc.*	13,970	171

Harmonic, Inc.*	13,082	122

Infinera Corp.*	17,187	149

Inseego Corp.*	3,235	13

Ituran Location and Control Ltd.	4,071	94

KVH Industries, Inc.*	6,178	56

NETGEAR, Inc.*	5,981	148

NetScout Systems, Inc.*	14,721	472

PCTEL, Inc.*	14,020	65

Plantronics, Inc.*	6,954	274

Radware Ltd.*	7,520	240

Silicom Ltd.*	5,262	207

UTStarcom Holdings Corp.(2) *	1	—

Viasat, Inc.*	9,828	480

Viavi Solutions, Inc.*	40,274	648

		4,842

See Notes to the Financial Statements.

EQUITY FUNDS   176   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Construction & Engineering – 1.5%

API Group Corp.(4) *	31,157	$655

Arcosa, Inc.	10,230	586

Argan, Inc.	4,104	167

Comfort Systems U.S.A., Inc.	10,092	898

Dycom Industries, Inc.*	5,758	549

EMCOR Group, Inc.	10,544	1,188

Fluor Corp.*	25,024	718

Granite Construction, Inc.	11,015	361

Great Lakes Dredge & Dock Corp.*	4,135	58

IES Holdings, Inc.*	1,476	59

Matrix Service Co.*	3,570	29

MYR Group, Inc.*	3,319	312

Northwest Pipe Co.*	5,235	133

NV5 Global, Inc.*	2,756	367

Primoris Services Corp.	7,161	171

Sterling Construction Co., Inc.*	7,763	208

Tutor Perini Corp.*	2,067	22

WillScot Mobile Mini Holdings Corp.*	27,112	1,061

		7,542

Construction Materials – 0.2%

Summit Materials, Inc., Class A*	26,977	838

United States Lime & Minerals, Inc.	1,409	163

		1,001

Consumer Finance – 0.8%

Atlanticus Holdings Corp.*	1,361	70

Curo Group Holdings Corp.	193	3

Encore Capital Group, Inc.*	7,077	444

Enova International, Inc.*	5,073	193

EZCORP, Inc., Class A*	2,900	18

FirstCash Holdings, Inc.	8,309	584

Green Dot Corp., Class A*	11,622	319

LendingClub Corp.*	9,389	148

Navient Corp.	34,846	594

Nelnet, Inc., Class A	7,037	598

PRA Group, Inc.*	10,543	475

PROG Holdings, Inc.*	14,922	429

Regional Management Corp.	300	15

World Acceptance Corp.*	1,716	329

		4,219

Containers & Packaging – 0.3%

Greif, Inc., Class A	5,079	330

Myers Industries, Inc.	3,648	79

O-I Glass, Inc.*	23,511	310

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Containers & Packaging – 0.3% continued

Silgan Holdings, Inc.	11,649	$539

TriMas Corp.	9,908	318

		1,576

Distributors – 0.0%

Weyco Group, Inc.	3,226	80

Diversified Consumer Services – 0.7%

2U, Inc.*	11,932	158

Adtalem Global Education, Inc.*	13,235	393

Afya Ltd., Class A*	17,646	254

American Public Education, Inc.*	5,334	113

Graham Holdings Co., Class B	960	587

Grand Canyon Education, Inc.*	7,690	747

Houghton Mifflin Harcourt Co.*	20,066	422

Laureate Education, Inc.	20,753	246

Perdoceo Education Corp.*	9,982	115

Strategic Education, Inc.	4,401	292

Stride, Inc.*	6,608	240

WW International, Inc.*	7,993	82

		3,649

Diversified Financial Services – 0.2%

A-Mark Precious Metals, Inc.	5,101	395

Banco Latinoamericano de Comercio Exterior S.A., Class E	7,766	121

California First Leasing Corp.	1,558	28

Cannae Holdings, Inc.*	13,391	320

		864

Diversified Telecommunication Services – 0.5%

Anterix, Inc.*	5,005	290

ATN International, Inc.	2,889	115

Bandwidth, Inc., Class A*	3,251	105

Cogent Communications Holdings, Inc.	7,953	528

Consolidated Communications Holdings, Inc.*	12,083	71

IDT Corp., Class B*	5,201	178

Iridium Communications, Inc.*	21,876	882

Liberty Latin America Ltd., Class C*	16,292	156

LICT Corp.*	6	147

Telesat Corp.*	2,945	49

		2,521

Electric Utilities – 0.8%

ALLETE, Inc.	12,644	847

MGE Energy, Inc.	8,837	705

Otter Tail Corp.	10,738	671

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   177   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Electric Utilities – 0.8% continued

PNM Resources, Inc.	15,192	$724

Portland General Electric Co.	19,584	1,080

		4,027

Electrical Equipment – 0.7%

Allied Motion Technologies, Inc.	4,380	131

Atkore, Inc.*	9,262	912

AZZ, Inc.	4,963	239

Encore Wire Corp.	4,096	467

EnerSys	8,340	622

GrafTech International Ltd.	29,433	283

Powell Industries, Inc.	4,638	90

Preformed Line Products Co.	1,994	126

Thermon Group Holdings, Inc.*	3,319	54

TPI Composites, Inc.*	6,099	86

Ultralife Corp.*	846	5

Vicor Corp.*	6,126	432

		3,447

Electronic Equipment, Instruments & Components – 2.6%

Advanced Energy Industries, Inc.	6,971	600

Arlo Technologies, Inc.*	3,150	28

Avnet, Inc.	15,777	640

Badger Meter, Inc.	5,704	569

Bel Fuse, Inc., Class B	2,854	51

Belden, Inc.	7,441	412

Benchmark Electronics, Inc.	9,244	232

CTS Corp.	5,143	182

Daktronics, Inc.*	2,559	10

ePlus, Inc.*	10,288	577

Fabrinet*	8,222	864

FARO Technologies, Inc.*	3,753	195

Frequency Electronics, Inc.*	6,758	59

Hollysys Automation Technologies Ltd.	9,246	148

II-VI, Inc.*	16,595	1,203

Insight Enterprises, Inc.*	9,112	978

Itron, Inc.*	8,857	467

Kimball Electronics, Inc.*	5,368	107

Knowles Corp.*	14,968	322

Methode Electronics, Inc.	7,243	313

nLight, Inc.*	11,607	201

Novanta, Inc.*	7,154	1,018

OSI Systems, Inc.*	5,442	463

PAR Technology Corp.*	3,629	146

PC Connection, Inc.	6,667	349

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Electronic Equipment, Instruments & Components – 2.6% continued

Plexus Corp.*	6,246	$511

Rogers Corp.*	3,630	986

Sanmina Corp.*	13,470	545

ScanSource, Inc.*	4,800	167

TTM Technologies, Inc.*	12,856	191

Vishay Intertechnology, Inc.	21,667	425

Vishay Precision Group, Inc.*	6,945	223

Wayside Technology Group, Inc.	5,770	197

		13,379

Energy Equipment & Services – 1.2%

Bristow Group, Inc.*	6,760	251

Cactus, Inc., Class A	11,256	639

ChampionX Corp.*	33,160	812

DMC Global, Inc.*	5,585	170

Dril-Quip, Inc.*	6,539	244

ENGlobal Corp.*	6,201	8

Exterran Corp.*	8,734	54

Geospace Technologies Corp.*	9,097	52

Gulf Island Fabrication, Inc.*	5,334	21

Helix Energy Solutions Group, Inc.*	38,160	182

Helmerich & Payne, Inc.	18,091	774

MIND Technology, Inc.*	3,700	5

Nabors Industries Ltd.*	1,858	284

Natural Gas Services Group, Inc.*	6,526	78

NexTier Oilfield Solutions, Inc.*	21,313	197

Oceaneering International, Inc.*	17,607	267

Patterson-UTI Energy, Inc.	41,605	644

ProPetro Holding Corp.*	5,315	74

Solaris Oilfield Infrastructure, Inc., Class A	7,129	80

TechnipFMC PLC*	74,113	574

TETRA Technologies, Inc.*	12,106	50

Tidewater, Inc.*	9,460	206

Transocean Ltd.*	100,322	458

U.S. Silica Holdings, Inc.*	9,033	169

		6,293

Entertainment – 0.3%

IMAX Corp.*	6,960	132

Liberty Media Corp.-Liberty Braves, Class C*	20,339	568

Lions Gate Entertainment Corp., Class A*	13,669	222

LiveOne, Inc.*	5,784	5

Marcus (The) Corp.*	2,354	42

See Notes to the Financial Statements.

EQUITY FUNDS   178   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Entertainment – 0.3% continued

Reading International, Inc., Class A*	4,251	$18

Sciplay Corp., Class A*	23,578	304

		1,291

Equity Real Estate Investment Trusts – 6.5%

Acadia Realty Trust	16,922	367

Agree Realty Corp.	10,445	693

Alexander & Baldwin, Inc.	12,703	295

Alexander’s, Inc.	675	173

American Assets Trust, Inc.	8,841	335

Apple Hospitality REIT, Inc.	41,368	743

Armada Hoffler Properties, Inc.	5,384	79

Bluerock Residential Growth REIT, Inc.	9,023	240

Braemar Hotels & Resorts, Inc.	4,823	30

Brandywine Realty Trust	32,903	465

Broadstone Net Lease, Inc.	23,865	520

BRT Apartments Corp.	3,060	73

CareTrust REIT, Inc.	18,591	359

CatchMark Timber Trust, Inc., Class A	14,836	122

Cedar Realty Trust, Inc.	8,497	235

Centerspace	2,005	197

Chatham Lodging Trust*	6,946	96

City Office REIT, Inc.	14,297	253

Community Healthcare Trust, Inc.	4,448	188

Corporate Office Properties Trust	18,959	541

Creative Media & Community Trust Corp.	934	7

CTO Realty Growth, Inc.	3,955	262

DiamondRock Hospitality Co.*	43,889	443

DigitalBridge Group, Inc.*	88,195	635

Diversified Healthcare Trust	37,810	121

Easterly Government Properties, Inc.	13,897	294

EastGroup Properties, Inc.	7,544	1,534

Empire State Realty Trust, Inc., Class A	25,370	249

EPR Properties	12,463	682

Equity Commonwealth*	19,755	557

Essential Properties Realty Trust, Inc.	16,583	420

Four Corners Property Trust, Inc.	15,463	418

Franklin Street Properties Corp.	16,025	95

Getty Realty Corp.	7,316	209

Gladstone Commercial Corp.	7,214	159

Gladstone Land Corp.	15,568	567

Global Medical REIT, Inc.	9,766	159

Global Net Lease, Inc.	19,328	304

Healthcare Realty Trust, Inc.	28,169	774

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Equity Real Estate Investment Trusts – 6.5% continued

Hersha Hospitality Trust*	8,591	$78

Hudson Pacific Properties, Inc.	24,793	688

Independence Realty Trust, Inc.	17,068	451

Indus Realty Trust, Inc.	3,615	264

Industrial Logistics Properties Trust	11,002	249

Innovative Industrial Properties, Inc.	3,331	684

iStar, Inc.	18,471	432

JBG SMITH Properties	20,948	612

Kite Realty Group Trust	37,771	860

LTC Properties, Inc.	8,246	317

LXP Industrial Trust	44,784	703

Macerich (The) Co.	27,878	436

National Health Investors, Inc.	8,281	489

National Storage Affiliates Trust	11,121	698

Necessity Retail REIT (The), Inc.	19,848	157

NexPoint Residential Trust, Inc.	3,894	352

One Liberty Properties, Inc.	6,319	195

Outfront Media, Inc.	28,323	805

Pebblebrook Hotel Trust	25,326	620

Physicians Realty Trust	37,247	653

Piedmont Office Realty Trust, Inc., Class A	23,603	406

Plymouth Industrial REIT, Inc.	5,859	159

PotlatchDeltic Corp.	12,820	676

Preferred Apartment Communities, Inc.	8,662	216

PS Business Parks, Inc.	4,010	674

Retail Opportunity Investments Corp.	21,774	422

RLJ Lodging Trust	34,226	482

RPT Realty	16,207	223

Sabra Health Care REIT, Inc.	40,271	600

Saul Centers, Inc.	2,379	125

Service Properties Trust	32,177	284

SITE Centers Corp.	22,978	384

Sotherly Hotels, Inc.*	2,334	5

STAG Industrial, Inc.	27,858	1,152

Summit Hotel Properties, Inc.*	13,482	134

Sunstone Hotel Investors, Inc.*	44,683	526

Tanger Factory Outlet Centers, Inc.	15,238	262

Terreno Realty Corp.	13,566	1,005

UMH Properties, Inc.	8,454	208

Urban Edge Properties	21,578	412

Urstadt Biddle Properties, Inc., Class A	8,986	169

Veris Residential, Inc.*	14,792	257

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   179   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Equity Real Estate Investment Trusts – 6.5% continued

Washington Real Estate Investment Trust	14,745	$376

Whitestone REIT	10,730	142

		32,935
Food & Staples Retailing – 1.2%

Andersons (The), Inc.	4,166	209

BJ’s Wholesale Club Holdings, Inc.*	20,270	1,371

Chefs’ Warehouse (The), Inc.*	1,575	51

Grocery Outlet Holding Corp.*	14,584	478

Ingles Markets, Inc., Class A	5,769	514

Performance Food Group Co.*	28,644	1,458

PriceSmart, Inc.	4,320	341

Rite Aid Corp.*	8,565	75

SpartanNash Co.	7,251	239

Sprouts Farmers Market, Inc.*	25,358	811

United Natural Foods, Inc.*	7,327	303

Village Super Market, Inc., Class A	1,471	36

Weis Markets, Inc.	4,874	348

		6,234

Food Products – 1.3%

Adecoagro S.A.*	1,368	16

Alico, Inc.	6,440	242

B&G Foods, Inc.	13,863	374

Bridgford Foods Corp.*	3,905	41

Calavo Growers, Inc.	2,990	109

Cal-Maine Foods, Inc.	7,729	427

Farmer Bros. Co.*	6,412	46

Fresh Del Monte Produce, Inc.	4,310	112

Hain Celestial Group (The), Inc.*	14,054	483

Hostess Brands, Inc.*	25,018	549

J&J Snack Foods Corp.	3,505	544

John B. Sanfilippo & Son, Inc.	1,422	119

Lancaster Colony Corp.	4,081	609

Landec Corp.*	3,059	35

Sanderson Farms, Inc.	4,624	867

Seaboard Corp.	133	559

Seneca Foods Corp., Class A*	3,840	198

Simply Good Foods (The) Co.*	17,069	648

Tootsie Roll Industries, Inc.	11,240	393

TreeHouse Foods, Inc.*	8,618	278

		6,649

Gas Utilities – 1.1%

Chesapeake Utilities Corp.	4,470	616

Macquarie Infrastructure Holdings LLC	12,728	47

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Gas Utilities – 1.1% continued

New Jersey Resources Corp.	20,889	$958

Northwest Natural Holding Co.	8,011	414

ONE Gas, Inc.	12,021	1,061

RGC Resources, Inc.	921	20

South Jersey Industries, Inc.	20,594	712

Southwest Gas Holdings, Inc.	12,123	949

Spire, Inc.	11,838	849

		5,626

Health Care Equipment & Supplies – 3.8%

Accuray, Inc.*	1,300	4

Alphatec Holdings, Inc.*	18,668	215

AngioDynamics, Inc.*	11,304	244

Apollo Endosurgery, Inc.*	48,090	291

Apyx Medical Corp.*	4,253	28

Artivion, Inc.*	9,324	199

AtriCure, Inc.*	10,508	690

Atrion Corp.	263	188

Avanos Medical, Inc.*	12,640	423

Axogen, Inc.*	6,232	50

Axonics, Inc.*	8,126	509

Beyond Air, Inc.*	14,828	99

BioLife Solutions, Inc.*	10,867	247

BioSig Technologies, Inc.*	500	1

Bioventus, Inc., Class A*	5,162	73

Cardiovascular Systems, Inc.*	12,577	284

Cerus Corp.*	49,955	274

Chembio Diagnostics, Inc.*	13,839	11

CONMED Corp.	6,040	897

CryoPort, Inc.*	5,949	208

Cutera, Inc.*	7,818	539

Daxor Corp.(2) *	37	—

Electromed, Inc.*	5,043	63

Establishment Labs Holdings, Inc.*	5,022	338

FONAR Corp.*	9,642	179

Glaukos Corp.*	7,237	419

Haemonetics Corp.*	8,175	517

Heska Corp.*	4,138	572

ICU Medical, Inc.*	3,216	716

Inari Medical, Inc.*	5,495	498

Inmode Ltd.*	12,652	467

Inogen, Inc.*	2,735	89

Integer Holdings Corp.*	8,177	659

Intersect ENT, Inc.*	9,069	254

IntriCon Corp.*	13,185	315

See Notes to the Financial Statements.

EQUITY FUNDS    180   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Health Care Equipment & Supplies – 3.8% continued

Invacare Corp.*	3,727	$5

iRadimed Corp.	7,647	343

Kewaunee Scientific Corp.*	2,502	36

Lantheus Holdings, Inc.*	13,187	729

LeMaitre Vascular, Inc.	10,133	471

LENSAR, Inc.*	1,867	14

LivaNova PLC*	10,096	826

Meridian Bioscience, Inc.*	14,023	364

Merit Medical Systems,Inc.*	13,220	879

Mesa Laboratories, Inc.	817	208

Natus Medical, Inc.*	6,973	183

Neogen Corp.*	20,612	636

NuVasive, Inc.*	9,445	536

OraSure Technologies, Inc.*	18,029	122

Orthofix Medical, Inc.*	6,523	213

OrthoPediatrics Corp.*	3,161	171

Pro-Dex, Inc.*	5,339	88

Pulse Biosciences, Inc.*	17,697	86

Retractable Technologies, Inc.*	17,052	81

SeaSpine Holdings Corp.*	17,104	208

Semler Scientific, Inc.*	3,949	196

SI-BONE, Inc.*	6,604	149

Sientra, Inc.(2) *	113	—

SmileDirectClub, Inc.*	21,260	55

STAAR Surgical Co.*	8,673	693

Surmodics, Inc.*	5,429	246

Tactile Systems Technology, Inc.*	1,991	40

TransMedics Group, Inc.*	9,992	269

UFP Technologies, Inc.*	3,815	252

Utah Medical Products, Inc.	3,298	296

Vapotherm, Inc.*	3,263	45

Varex Imaging Corp.*	6,055	129

ViewRay, Inc.*	21,928	86

Zynex, Inc.	9,864	62

		19,277

Health Care Providers & Services – 3.5%

1Life Healthcare, Inc.*	19,490	216

Acadia Healthcare Co., Inc.*	14,810	971

Addus HomeCare Corp.*	4,020	375

AlerisLife, Inc.*	3,314	7

AMN Healthcare Services, Inc.*	10,115	1,055

Apollo Medical Holdings, Inc.*	9,758	473

Brookdale Senior Living, Inc.*	40,343	284

CareMax, Inc.*	13,024	97

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Health Care Providers & Services – 3.5% continued

Castle Biosciences, Inc.*	2,669	$120

Clover Health Investments Corp.*	66,876	237

Community Health Systems, Inc.*	20,815	247

CorVel Corp.*	5,123	863

Covetrus, Inc.*	21,408	360

Cross Country Healthcare, Inc.*	13,345	289

Cryo-Cell International, Inc.*	750	6

Ensign Group (The), Inc.	12,711	1,144

Enzo Biochem, Inc.*	7,284	21

Fulgent Genetics, Inc.*	6,228	389

Global Cord Blood Corp.*	6,346	25

Hanger, Inc.*	6,922	127

HealthEquity, Inc.*	12,814	864

Joint (The) Corp.*	3,837	136

LHC Group, Inc.*	5,763	972

ModivCare, Inc.*	3,434	396

National HealthCare Corp.	4,345	305

National Research Corp.	3,538	140

Option Care Health, Inc.*	20,876	596

Owens & Minor, Inc.	10,071	443

Patterson Cos., Inc.	23,245	753

Pennant Group (The), Inc.*	5,367	100

PetIQ, Inc.*	7,148	174

Premier, Inc., Class A	12,313	438

Progyny, Inc.*	10,474	538

R1 RCM, Inc.*	20,406	546

RadNet, Inc.*	9,282	208

Select Medical Holdings Corp.	24,358	584

Sonida Senior Living, Inc.*	35	1

Surgery Partners, Inc.*	12,793	704

Tenet Healthcare Corp.*	20,533	1,765

Tivity Health, Inc.*	10,251	330

U.S. Physical Therapy, Inc.	3,436	342

		17,641

Health Care Technology – 1.1%

Allscripts Healthcare Solutions, Inc.*	36,281	817

American Well Corp., Class A*	32,483	137

CareCloud, Inc.*	13,493	70

Computer Programs and Systems, Inc.*	9,221	318

Evolent Health, Inc., Class A*	20,075	648

HealthStream, Inc.*	4,785	95

Inspire Medical Systems, Inc.*	4,189	1,075

Multiplan Corp.*	64,732	303

NextGen Healthcare, Inc.*	11,447	239

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   181    EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Health Care Technology – 1.1% continued

Omnicell, Inc.*	9,374	$1,214

OptimizeRx Corp.*	5,220	197

Simulations Plus, Inc.	4,666	238

		5,351

Hotels, Restaurants & Leisure – 1.9%

Arcos Dorados Holdings, Inc., Class A	37,841	308

BBQ Holdings, Inc.*	174	3

Biglari Holdings, Inc., Class B*	860	124

BJ’s Restaurants, Inc.*	5,545	157

Brinker International, Inc.*	5,700	218

Carrols Restaurant Group, Inc.	300	1

Chuy’s Holdings, Inc.*	2,743	74

Cracker Barrel Old Country Store, Inc.	5,094	605

Dave & Buster’s Entertainment, Inc.*	10,795	530

Denny’s Corp.*	15,386	220

Despegar.com Corp.*	7,242	88

Dine Brands Global, Inc.	2,219	173

Drive Shack, Inc.*	8,625	13

El Pollo Loco Holdings, Inc.(2) *	15	—

Everi Holdings, Inc.*	12,087	254

Fiesta Restaurant Group, Inc.*	1,335	10

Golden Entertainment, Inc.*	1,684	98

Hilton Grand Vacations, Inc.*	14,752	767

International Game Technology PLC	15,517	383

Jack in the Box, Inc.	4,405	411

Monarch Casino & Resort, Inc.*	932	81

Nathan’s Famous, Inc.	1,507	82

Papa John’s International, Inc.	5,135	541

Red Robin Gourmet Burgers, Inc.*	4,400	74

Red Rock Resorts, Inc., Class A	12,296	597

Ruth’s Hospitality Group, Inc.	3,046	70

Scientific Games Corp.*	16,135	948

Shake Shack, Inc., Class A*	4,879	331

Texas Roadhouse, Inc.	13,167	1,102

Town Sports International Holdings, Inc.(2) *	1,105	—

Travel + Leisure Co.	15,550	901

Wingstop, Inc.	5,688	668

		9,832

Household Durables – 1.5%

Beazer Homes U.S.A., Inc.*	5,187	79

Cavco Industries, Inc.*	1,953	470

Century Communities, Inc.	3,721	199

Ethan Allen Interiors, Inc.	4,433	116

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Household Durables – 1.5% continued

Flexsteel Industries, Inc.	4,687	$90

GoPro, Inc., Class A*	15,619	133

Hamilton Beach Brands Holding Co., Class A	2,899	34

Helen of Troy Ltd.*	4,955	970

Hooker Furnishings Corp.	1,660	31

Installed Building Products, Inc.	4,791	405

iRobot Corp.*	5,884	373

KB Home	16,240	526

La-Z-Boy, Inc.	9,887	261

LGI Homes, Inc.*	4,276	418

Lifetime Brands, Inc.	587	8

M/I Homes, Inc.*	4,233	188

MDC Holdings, Inc.	11,995	454

Meritage Homes Corp.*	6,707	531

Nobility Homes, Inc.	876	30

Skyline Champion Corp.*	10,583	581

Sonos, Inc.*	17,546	495

Taylor Morrison Home Corp.*	24,700	672

Tri Pointe Homes, Inc.*	23,744	477

Universal Electronics, Inc.*	3,746	117

VOXX International Corp.*	1,446	14

		7,672

Household Products – 0.4%

Central Garden & Pet Co.*	200	9

Central Garden & Pet Co., Class A*	7,970	325

Energizer Holdings, Inc.	11,269	347

Oil-Dri Corp. of America	3,095	89

Spectrum Brands Holdings, Inc.	9,998	887

WD-40 Co.	2,758	505

		2,162

Independent Power & Renewable Electricity Producers – 0.3%

Atlantica Sustainable Infrastructure PLC	19,357	679

Brookfield Renewable Corp., Class A	8,309	364

Clearway Energy, Inc., Class A	1,131	37

Clearway Energy, Inc., Class C	17,743	648

		1,728

Insurance – 2.1%

Ambac Financial Group, Inc.*	8,441	88

American Equity Investment Life Holding Co.	21,966	877

AMERISAFE, Inc.	3,533	175

Argo Group International Holdings Ltd.	9,753	403

See Notes to the Financial Statements.

EQUITY FUNDS   182   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Insurance – 2.1% continued

Assured Guaranty Ltd.	10,739	$684

Atlantic American Corp.	6,792	21

Brighthouse Financial, Inc.*	12,728	658

Citizens, Inc.*	6,196	26

CNO Financial Group, Inc.	40,830	1,024

Donegal Group, Inc., Class A	5,400	72

Employers Holdings, Inc.	9,617	394

Enstar Group Ltd.*	1,757	459

Genworth Financial, Inc., Class A*	70,088	265

Greenlight Capital Re Ltd., Class A*	14,699	104

Investors Title Co.	692	141

Kansas City Life Insurance Co.	1,868	78

Kinsale Capital Group, Inc.	3,907	891

MBIA, Inc.*	19,856	306

Mercury General Corp.	4,489	247

National Western Life Group, Inc., Class A	957	201

Palomar Holdings, Inc.*	3,708	237

ProAssurance Corp.	13,273	357

RLI Corp.	8,246	912

Safety Insurance Group, Inc.	2,567	233

Selective Insurance Group, Inc.	11,377	1,017

SiriusPoint Ltd.*	15,911	119

SiriusPoint Ltd. (OTC US Exchange)*	463	3

Stewart Information Services Corp.	3,179	193

United Fire Group, Inc.	4,671	145

Universal Insurance Holdings, Inc.	4,946	67

White Mountains Insurance Group Ltd.	157	178

		10,575

Interactive Media & Services – 0.5%

Cargurus, Inc.*	16,036	681

Cars.com, Inc.*	6,293	91

EverQuote, Inc., Class A*	4,662	75

Liberty TripAdvisor Holdings, Inc.,

Class A*	6,201	13

QuinStreet, Inc.*	17,418	202

Travelzoo*	5,357	35

Yelp, Inc.*	16,153	551

Ziff Davis, Inc.*	8,713	843

		2,491

Internet & Direct Marketing Retail – 0.3%

1-800-Flowers.com, Inc., Class A*	8,770	112

Liquidity Services, Inc.*	5,236	90

Overstock.com, Inc.*	4,821	212

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Internet & Direct Marketing Retail – 0.3% continued

PetMed Express, Inc.	4,787	$123

Quotient Technology, Inc.*	6,947	44

Revolve Group, Inc.*	12,198	655

Shutterstock, Inc.	1,341	125

		1,361

IT Services – 1.3%

Actua Corp.(3) *	8,828	—

BM Technologies, Inc.*	1,134	10

Brightcove, Inc.*	9,262	72

Cass Information Systems, Inc.	3,083	114

Computer Services, Inc.	4,050	200

Computer Task Group, Inc.*	140	1

Conduent, Inc.*	28,170	145

CSG Systems International, Inc.	7,734	492

EVERTEC, Inc.	11,695	479

Evo Payments, Inc., Class A*	7,818	180

ExlService Holdings, Inc.*	6,300	903

Hackett Group (The), Inc.	10,003	231

I3 Verticals, Inc., Class A*	4,071	113

Information Services Group, Inc.	11,023	75

LiveRamp Holdings, Inc.*	10,341	387

Maximus, Inc.	15,859	1,189

Perficient, Inc.*	8,149	897

StarTek, Inc.*	835	4

Switch, Inc., Class A	6,344	196

TTEC Holdings, Inc.	4,282	353

Tucows, Inc., Class A*	1,705	116

Unisys Corp.*	4,568	99

Verra Mobility Corp.*	25,950	422

		6,678

Leisure Products – 0.3%

Acushnet Holdings Corp.	6,673	269

American Outdoor Brands, Inc.*	2,656	35

Callaway Golf Co.*	16,842	395

Clarus Corp.	5,413	123

Escalade, Inc.	5,211	69

Johnson Outdoors, Inc., Class A	3,349	260

Malibu Boats, Inc., Class A*	4,004	232

Marine Products Corp.	7,809	90

Sturm Ruger & Co., Inc.	2,776	193

		1,666

Life Sciences Tools & Services – 0.4%

Alpha Teknova, Inc.*	2,185	30

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   183   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Life Sciences Tools & Services – 0.4% continued

Champions Oncology, Inc.*	4,406	$36

Codexis, Inc.*	10,004	206

Fluidigm Corp.*	16,180	58

Harvard Bioscience, Inc.*	17,208	107

Medpace Holdings, Inc.*	5,623	920

Nautilus Biotechnology, Inc.*	20,067	87

NeoGenomics, Inc.*	20,087	244

Personalis, Inc.*	7,563	62

Rapid Micro Biosystems, Inc., Class A*	2,571	18

Singular Genomics Systems, Inc.*	8,383	53

		1,821

Machinery – 3.8%

Alamo Group, Inc.	2,352	338

Albany International Corp., Class A	6,461	545

Altra Industrial Motion Corp.	14,397	560

Astec Industries, Inc.	5,770	248

Barnes Group, Inc.	11,794	474

Chart Industries, Inc.*	8,786	1,509

CIRCOR International, Inc.*	2,467	66

Columbus McKinnon Corp.	3,276	139

Conrad Industries, Inc.*	100	2

Douglas Dynamics, Inc.	4,546	157

Eastern (The) Co.	1,665	39

Enerpac Tool Group Corp.	12,541	275

EnPro Industries, Inc.	4,031	394

ESCO Technologies, Inc.	5,707	399

Evoqua Water Technologies Corp.*	14,958	703

Federal Signal Corp.	16,085	543

Franklin Electric Co., Inc.	9,583	796

Gorman-Rupp (The) Co.	6,591	236

Graham Corp.	2,512	19

Greenbrier (The) Cos., Inc.	5,159	266

Helios Technologies, Inc.	4,001	321

Hillenbrand, Inc.	14,638	647

Hurco Cos., Inc.	1,123	35

Hyster-Yale Materials Handling, Inc.	2,391	79

John Bean Technologies Corp.	6,139	727

Kadant, Inc.	1,968	382

Kennametal, Inc.	17,894	512

L.B. Foster Co., Class A*	1,584	24

Lindsay Corp.	2,080	327

Meritor, Inc.*	17,189	611

Miller Industries, Inc.	3,185	90

Mueller Industries, Inc.	11,880	644

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Machinery – 3.8% continued

Mueller Water Products, Inc., Class A	34,105	$441

Omega Flex, Inc.	1,628	211

Proto Labs, Inc.*	5,696	301

RBC Bearings, Inc.*	4,972	964

Shyft Group (The), Inc.	3,505	127

SPX Corp.*	10,850	536

SPX FLOW, Inc.	10,114	872

Standex International Corp.	4,170	417

Taylor Devices, Inc.*	1,662	16

Tennant Co.	4,016	316

Terex Corp.	11,376	406

Titan International, Inc.*	11,906	175

Trinity Industries, Inc.	19,172	659

Twin Disc, Inc.*	356	6

Wabash National Corp.	6,758	100

Watts Water Technologies, Inc., Class A	6,124	855

Welbilt, Inc.*	21,182	503

		19,012

Marine – 0.8%

Atlas Corp.	45,080	662

Danaos Corp.	3,686	378

Golden Ocean Group Ltd.	21,714	269

Kirby Corp.*	10,341	746

Matson, Inc.	10,504	1,267

Star Bulk Carriers Corp.	17,978	534

		3,856

Media – 1.1%

AMC Networks, Inc., Class A*	7,970	324

Boston Omaha Corp., Class A(2) *	1	—

comScore, Inc.*	11,616	34

Cumulus Media, Inc., Class A*	300	3

Daily Journal Corp.*	332	104

EW Scripps (The) Co., Class A*	9,722	202

Gannett Co., Inc.*	12,191	55

Gray Television, Inc.	23,772	525

iHeartMedia, Inc., Class A*	18,296	346

John Wiley & Sons, Inc., Class A	9,645	511

Magnite, Inc.*	12,159	161

Marchex, Inc., Class B(2) *	179	—

Nexstar Media Group, Inc., Class A	6,603	1,244

Saga Communications, Inc., Class A	1,396	32

Scholastic Corp.	7,170	289

Sinclair Broadcast Group, Inc., Class A	11,464	321

See Notes to the Financial Statements.

EQUITY FUNDS    184   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Media – 1.1% continued

TechTarget, Inc.*	4,387	$357

TEGNA, Inc.	41,593	932

		5,440

Metals & Mining – 1.4%

Alpha Metallurgical Resources, Inc.*	4,298	567

Arconic Corp.*	19,490	499

Carpenter Technology Corp.	11,479	482

Coeur Mining, Inc.*	48,365	215

Commercial Metals Co.	23,737	988

Compass Minerals International, Inc.	8,874	557

Constellium S.E.*	27,720	499

Ferroglobe PLC*	22,656	175

Fortitude Gold Corp.	2,348	17

Gold Resource Corp.	8,089	18

Haynes International, Inc.	2,371	101

Hecla Mining Co.	66,955	440

Kaiser Aluminum Corp.	3,022	285

Materion Corp.	7,084	607

McEwen Mining, Inc.*	23,720	20

Nexa Resources S.A.	22,291	208

Olympic Steel, Inc.	3,230	124

Schnitzer Steel Industries, Inc., Class A	2,938	153

Synalloy Corp.*	108	2

Universal Stainless & Alloy Products, Inc.*	1,504	13

Warrior Met Coal, Inc.	12,211	453

Worthington Industries, Inc.	12,528	644

		7,067

Mortgage Real Estate Investment Trusts – 1.0%

ACRES Commercial Realty Corp.*	136	2

Apollo Commercial Real Estate Finance, Inc.	33,215	463

Arbor Realty Trust, Inc.	25,986	443

Arlington Asset Investment Corp., Class A(2)*	10	—

ARMOUR Residential REIT, Inc.	7,473	63

Blackstone Mortgage Trust, Inc., Class A	25,462	809

BrightSpire Capital, Inc.	11,919	110

Chimera Investment Corp.	34,994	421

Dynex Capital, Inc.	3,644	59

Ellington Residential Mortgage REIT	540	6

Franklin BSP Realty Trust, Inc.	8,829	123

Granite Point Mortgage Trust, Inc.	6,103	68

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Mortgage Real Estate Investment Trusts – 1.0% continued

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13,821	$656

Invesco Mortgage Capital, Inc.	23,185	53

Ladder Capital Corp.	27,383	325

New Residential Investment Corp.	63,772	700

New York Mortgage Trust, Inc.	46,078	168

Ready Capital Corp.	4,562	69

Redwood Trust, Inc.	11,649	123

Two Harbors Investment Corp.	34,195	189

		4,850

Multiline Retail – 0.4%

Big Lots, Inc.	8,945	309

Dillard’s, Inc., Class A	1,538	413

Macy’s, Inc.	57,623	1,404

		2,126

Multi-Utilities – 0.3%

Avista Corp.	13,954	630

NorthWestern Corp.	11,879	719

Unitil Corp.	3,654	182

		1,531

Oil, Gas & Consumable Fuels – 4.3%

Adams Resources & Energy, Inc.	4,747	183

Alto Ingredients, Inc.*	9,940	68

Antero Resources Corp.*	31,288	955

Arch Resources, Inc.	2,367	325

Ardmore Shipping Corp.*	23,527	106

California Resources Corp.	13,789	617

Callon Petroleum Co.*	4,557	269

Chesapeake Energy Corp.	16,175	1,407

Civitas Resources, Inc.	2,250	134

Clean Energy Fuels Corp.*	14,369	114

CNX Resources Corp.*	27,300	566

Comstock Resources, Inc.*	9,230	120

CONSOL Energy, Inc.*	5,414	204

Crescent Energy, Inc., Class A	2,204	38

CVR Energy, Inc.	7,398	189

Delek U.S. Holdings, Inc.*	12,219	259

Denbury, Inc.*	8,220	646

DHT Holdings, Inc.	35,919	208

Dorian LPG Ltd.	1,334	19

Earthstone Energy, Inc., Class A*	13,429	170

Equitrans Midstream Corp.	66,784	564

Evolution Petroleum Corp.	17,822	121

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 185 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Oil, Gas & Consumable Fuels – 4.3% continued

Frontline Ltd.*	29,617	$261

Golar LNG Ltd.*	22,893	567

Green Plains, Inc.*	15,960	495

Gulfport Energy Corp.*	1,795	161

Hallador Energy Co.*	12,397	43

HighPeak Energy, Inc.	8,830	196

International Seaways, Inc.	10,211	184

Kosmos Energy Ltd.*	67,263	484

Laredo Petroleum, Inc.*	2,802	222

Magnolia Oil & Gas Corp., Class A	22,804	539

Matador Resources Co.	18,031	955

Murphy Oil Corp.	25,060	1,012

NACCO Industries, Inc., Class A	2,782	109

Navigator Holdings Ltd.*	15,734	192

Nordic American Tankers Ltd.	13,985	30

Northern Oil and Gas, Inc.	3,671	104

Overseas Shipholding Group, Inc., Class A*	8,366	18

Ovintiv, Inc.	42,486	2,297

Par Pacific Holdings, Inc.*	304	4

PBF Energy, Inc., Class A*	16,608	405

PDC Energy, Inc.	16,003	1,163

Peabody Energy Corp.*	5,607	138

PrimeEnergy Resources Corp.*	1,558	106

Range Resources Corp.*	36,773	1,117

Ranger Oil Corp., Class A*	5,205	180

REX American Resources Corp.*	4,001	399

Riviera Resources, Inc.(3) *	6,246	—

Scorpio Tankers, Inc.	12,831	274

SFL Corp. Ltd.	20,985	214

SM Energy Co.	14,056	547

Southwestern Energy Co.*	109,090	782

Teekay Corp.*	6,791	22

Teekay Tankers Ltd., Class A*	1,000	14

Uranium Energy Corp.*	4,700	22

VAALCO Energy, Inc.	15,452	101

Voc Energy Trust	2,500	17

W&T Offshore, Inc.*	42,508	162

Whiting Petroleum Corp.	6,497	530

World Fuel Services Corp.	12,628	341

		21,689

Paper & Forest Products – 0.2%

Clearwater Paper Corp.*	3,700	104

Glatfelter Corp.	7,954	98

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Paper & Forest Products – 0.2% continued

Neenah, Inc.	5,006	$199

Resolute Forest Products, Inc.	12,015	155

Schweitzer-Mauduit International, Inc.	9,250	254

		810

Personal Products – 0.5%

Edgewell Personal Care Co.	11,083	406

Inter Parfums, Inc.	3,670	323

Mannatech, Inc.	3,951	145

Medifast, Inc.	3,802	649

Natural Alternatives International, Inc.*	729	8

Nature’s Sunshine Products, Inc.*	3,623	61

Nu Skin Enterprises, Inc., Class A	13,780	660

United-Guardian, Inc.	502	11

USANA Health Sciences, Inc.*	2,359	188

		2,451

Pharmaceuticals – 1.4%

Aerie Pharmaceuticals, Inc.*	6,793	62

Amneal Pharmaceuticals, Inc.*	35,482	148

Amphastar Pharmaceuticals, Inc.*	12,766	458

ANI Pharmaceuticals, Inc.*	3,586	101

Arvinas, Inc.*	279	19

ATAI Life Sciences N.V.*	25,330	129

Atea Pharmaceuticals, Inc.*	10,454	75

Axsome Therapeutics, Inc.*	4,518	187

Cara Therapeutics, Inc.*	10,431	127

Collegium Pharmaceutical, Inc.*	15,797	322

Corcept Therapeutics, Inc.*	29,900	673

CorMedix, Inc.*	3,180	17

Cumberland Pharmaceuticals, Inc.*	232	1

Endo International PLC*	34,020	79

Esperion Therapeutics, Inc.*	6,126	28

Fulcrum Therapeutics, Inc.*	5,339	126

Harmony Biosciences Holdings, Inc.*	3,588	175

Harrow Health, Inc.*	16,905	115

Innoviva, Inc.*	27,378	530

Intra-Cellular Therapies, Inc.*	13,370	818

Kaleido Biosciences, Inc.*	14,235	23

Ocular Therapeutix, Inc.*	395	2

Omeros Corp.*	15,724	95

Opiant Pharmaceuticals, Inc.*	10,056	215

Optinose, Inc.*	249	1

Oramed Pharmaceuticals, Inc.*	4,253	37

Otonomy, Inc.*	400	1

See Notes to the Financial Statements.

EQUITY FUNDS   186   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Pharmaceuticals – 1.4% continued

Pacira BioSciences, Inc.*	11,513	$879

Paratek Pharmaceuticals, Inc.*	11,893	35

Phibro Animal Health Corp., Class A	9,579	191

Prestige Consumer Healthcare, Inc.*	12,374	655

Provention Bio, Inc.*	8,304	61

Relmada Therapeutics, Inc.*	2,076	56

Satsuma Pharmaceuticals, Inc.*	3,331	13

scPharmaceuticals, Inc.*	12,604	72

Supernus Pharmaceuticals, Inc.*	9,929	321

Taro Pharmaceutical Industries Ltd.*	7,637	330

Verrica Pharmaceuticals, Inc.*	8,008	65

WaVe Life Sciences Ltd.(2) *	200	—

Zynerba Pharmaceuticals, Inc.*	16,629	34

		7,276

Professional Services – 2.0%

ASGN, Inc.*	9,944	1,161

Barrett Business Services, Inc.	3,801	294

CBIZ, Inc.*	23,219	974

CRA International, Inc.	3,941	332

Exponent, Inc.	11,676	1,262

Forrester Research, Inc.*	6,452	364

Franklin Covey Co.*	4,919	222

Heidrick & Struggles International, Inc.	6,566	260

Huron Consulting Group, Inc.*	3,844	176

ICF International, Inc.	3,832	361

Insperity, Inc.	7,588	762

KBR, Inc.	25,836	1,414

Kelly Services, Inc., Class A	4,941	107

Kforce, Inc.	6,914	511

Korn Ferry	11,258	731

ManTech International Corp., Class A	6,053	522

Mistras Group, Inc.*	1,067	7

Resources Connection, Inc.	7,843	134

TrueBlue, Inc.*	7,431	215

Upwork, Inc.*	19,129	445

Where Food Comes From, Inc.	275	3

Willdan Group, Inc.*	2,920	90

		10,347

Real Estate Management & Development – 0.5%

Altisource Asset Management Corp.*	512	7

American Realty Investors, Inc.*	1,744	27

Cushman & Wakefield PLC*	21,459	440

Douglas Elliman, Inc.	4,645	34

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Real Estate Management & Development – 0.5% continued

eXp World Holdings, Inc.	10,474	$222

Forestar Group, Inc.*	10,712	190

FRP Holdings, Inc.*	1,132	65

Kennedy-Wilson Holdings, Inc.	20,535	501

Newmark Group, Inc., Class A	22,904	365

RE/MAX Holdings, Inc., Class A	6,062	168

Realogy Holdings Corp.*	12,654	198

RMR Group (The), Inc., Class A	81	2

Stratus Properties, Inc.*	114	5

Tejon Ranch Co.*	8,144	149

Transcontinental Realty Investors, Inc.*	405	16

		2,389

Road & Rail – 1.3%

ArcBest Corp.	5,382	433

Avis Budget Group, Inc.*	11,220	2,954

Covenant Logistics Group, Inc.	6,472	140

Heartland Express, Inc.	15,218	214

Marten Transport Ltd.	10,657	189

P.A.M. Transportation Services, Inc.*	5,232	182

Patriot Transportation Holding, Inc.	465	4

Ryder System, Inc.	9,016	715

Saia, Inc.*	5,176	1,262

U.S.A. Truck, Inc.*	500	10

Universal Logistics Holdings, Inc.	4,446	90

Werner Enterprises, Inc.	9,606	394

		6,587

Semiconductors & Semiconductor Equipment – 3.3%

ACM Research, Inc., Class A*	11,124	230

Alpha & Omega Semiconductor Ltd.*	5,517	301

Ambarella, Inc.*	6,162	647

Amkor Technology, Inc.	21,614	469

Axcelis Technologies, Inc.*	11,523	870

Canadian Solar, Inc.*	9,867	349

CEVA, Inc.*	4,842	197

Cohu, Inc.*	5,021	149

CyberOptics Corp.*	2,292	93

Diodes, Inc.*	8,835	769

FormFactor, Inc.*	14,412	606

Ichor Holdings Ltd.*	2,473	88

Impinj, Inc.*	4,187	266

Kopin Corp.*	14,152	36

Kulicke & Soffa Industries, Inc.	12,294	689

Lattice Semiconductor Corp.*	23,294	1,420

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 187 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Semiconductors & Semiconductor Equipment – 3.3% continued

MACOM Technology Solutions Holdings, Inc.*	10,123	$606

MagnaChip Semiconductor Corp.*	1,772	30

MaxLinear, Inc.*	12,768	745

Meta Materials, Inc.*	1,350	2

Nova Ltd.*	3,094	337

NVE Corp.	1,985	108

Onto Innovation, Inc.*	9,162	796

PDF Solutions, Inc.*	15,204	424

Photronics, Inc.*	6,937	118

Power Integrations, Inc.	9,998	927

Rambus, Inc.*	20,203	644

Semtech Corp.*	12,681	879

Silicon Laboratories, Inc.*	7,826	1,175

SMART Global Holdings, Inc.*	15,338	396

Synaptics, Inc.*	6,853	1,367

Ultra Clean Holdings, Inc.*	12,845	544

Veeco Instruments, Inc.*	10,038	273

		16,550

Software – 4.4%

ACI Worldwide, Inc.*	22,129	697

Agilysys, Inc.*	5,598	223

Alarm.com Holdings, Inc.*	6,436	428

Altair Engineering, Inc., Class A*	7,480	482

American Software, Inc., Class A	6,859	143

Appfolio, Inc., Class A*	3,504	397

Aware, Inc.*	683	2

Benefitfocus, Inc.*	5,043	64

Blackbaud, Inc.*	9,610	575

Blackline, Inc.*	9,192	673

Bottomline Technologies DE, Inc.*	7,628	432

Box, Inc., Class A*	25,369	737

Cerence, Inc.*	5,966	215

ChannelAdvisor Corp.*	1,934	32

CommVault Systems, Inc.*	7,592	504

Consensus Cloud Solutions, Inc.*	2,904	175

Digimarc Corp.*	4,957	131

Digital Turbine, Inc.*	14,763	647

Domo, Inc., Class B*	5,329	269

Ebix, Inc.	6,870	228

eGain Corp.*	2,854	33

Envestnet, Inc.*	8,562	637

Everbridge, Inc.*	5,966	260

InterDigital, Inc.	7,434	474

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Software – 4.4% continued

LivePerson, Inc.*	13,311	$325

Mandiant, Inc.*	27,704	618

MicroStrategy, Inc., Class A*	1,385	674

Mimecast Ltd.*	11,228	893

Model N, Inc.*	7,358	198

Momentive Global, Inc.*	23,075	375

New Relic, Inc.*	8,750	585

OneSpan, Inc.*	12,448	180

PagerDuty, Inc.*	12,728	435

Park City Group, Inc.(2) *	33	—

Progress Software Corp.	8,865	417

Q2 Holdings, Inc.*	9,049	558

Qualys, Inc.*	6,372	907

Rapid7, Inc.*	8,774	976

Sailpoint Technologies Holdings, Inc.*	14,791	757

Sapiens International Corp. N.V.	10,074	256

SecureWorks Corp., Class A*	5,710	76

ShotSpotter, Inc.*	4,377	121

SPS Commerce, Inc.*	8,290	1,088

Synchronoss Technologies, Inc.*	1,500	3

Tenable Holdings, Inc.*	12,302	711

Upland Software, Inc.*	2,604	46

Varonis Systems, Inc.*	16,156	768

Verint Systems, Inc.*	12,549	649

VirnetX Holding Corp.*	398	1

Vonage Holdings Corp.*	43,462	882

Workiva, Inc.*	6,834	806

Xperi Holding Corp.	18,368	318

		22,081

Specialty Retail – 2.2%

Aaron’s (The) Co., Inc.	7,461	150

Abercrombie & Fitch Co., Class A*	10,862	348

Academy Sports & Outdoors, Inc.	10,341	407

American Eagle Outfitters, Inc.	30,632	515

America’s Car-Mart, Inc.*	2,111	170

Asbury Automotive Group, Inc.*	3,277	525

Bed Bath & Beyond, Inc.*	21,148	477

Big 5 Sporting Goods Corp.	6,597	113

Boot Barn Holdings, Inc.*	4,283	406

Buckle (The), Inc.	5,971	197

Caleres, Inc.	9,214	178

Camping World Holdings, Inc., Class A	7,159	200

Cato (The) Corp., Class A	1,673	25

Chico’s FAS,Inc.*	7,973	38

See Notes to the Financial Statements.

EQUITY FUNDS   188   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Specialty Retail – 2.2% continued

Children’s Place (The), Inc.*	4,936	$243

Citi Trends, Inc.*	5,987	183

Conn’s, Inc.*	2,429	37

Designer Brands, Inc., Class A*	7,137	96

Express, Inc.*	4,300	15

Genesco, Inc.*	3,420	218

Group 1 Automotive, Inc.	3,918	658

GrowGeneration Corp.*	9,016	83

Guess?, Inc.	9,302	203

Haverty Furniture Cos., Inc.	4,564	125

Hibbett, Inc.	4,599	204

LL Flooring Holdings, Inc.*	8,089	113

Monro, Inc.	6,804	302

Murphy U.S.A., Inc.	4,923	984

National Vision Holdings, Inc.*	12,896	562

ODP (The) Corp.*	6,668	306

Rent-A-Center, Inc.	9,721	245

Sally Beauty Holdings, Inc.*	24,687	386

Shoe Carnival, Inc.	11,280	329

Signet Jewelers Ltd.	8,801	640

Sleep Number Corp.*	4,057	206

Sonic Automotive, Inc., Class A	9,957	423

Urban Outfitters, Inc.*	9,895	248

Winmark Corp.	1,026	226

Zumiez, Inc.*	7,198	275

		11,059

Technology Hardware, Storage & Peripherals – 0.3%

3D Systems Corp.*	13,319	222

AstroNova, Inc.*	12,866	195

Avid Technology, Inc.*	5,786	202

Diebold Nixdorf, Inc.*	7,843	53

Immersion Corp.*	7,850	44

Stratasys Ltd.*	8,992	228

Super Micro Computer, Inc.*	7,791	296

TransAct Technologies, Inc.*	376	3

		1,243

Textiles, Apparel & Luxury Goods – 0.7%

Crocs, Inc.*	13,458	1,028

Culp, Inc.	198	2

Delta Apparel, Inc.*	5,509	164

Fossil Group, Inc.*	1,728	17

G-III Apparel Group Ltd.*	8,222	222

Kontoor Brands, Inc.	8,126	336

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Textiles, Apparel & Luxury Goods – 0.7% continued

Movado Group, Inc.	3,284	$128

Oxford Industries, Inc.	4,955	448

Rocky Brands, Inc.	4,478	186

Steven Madden Ltd.	16,605	642

Superior Group of Cos., Inc.	4,274	76

Unifi, Inc.*	692	13

Vera Bradley, Inc.*	5,660	43

Wolverine World Wide, Inc.	16,698	377

		3,682

Thrifts & Mortgage Finance – 1.6%

Axos Financial, Inc.*	13,815	641

Capitol Federal Financial, Inc.	24,826	270

ESSA Bancorp, Inc.	924	17

Essent Group Ltd.	20,427	842

Federal Agricultural Mortgage Corp., Class C	1,324	144

Flagstar Bancorp, Inc.	8,619	366

FS Bancorp, Inc.	232	7

Guaranty Federal Bancshares, Inc.	998	31

Hingham Institution For Savings (The)	690	237

Home Bancorp, Inc.	3,070	125

Kearny Financial Corp.	21,431	276

Kentucky First Federal Bancorp	724	5

Lake Shore Bancorp, Inc.	300	5

MGIC Investment Corp.	61,470	833

Mr Cooper Group, Inc.*	10,857	496

NASB Financial, Inc.	907	54

NMI Holdings, Inc., Class A*	12,477	257

Northeast Community Bancorp, Inc.	1,201	15

Northfield Bancorp, Inc.	16,252	233

Ocwen Financial Corp.*	25	1

PennyMac Financial Services, Inc.	6,885	366

Provident Bancorp, Inc.(2)	18	—

Prudential Bancorp, Inc.	1,050	17

Radian Group, Inc.	35,671	792

TrustCo Bank Corp. NY	1,798	57

Walker & Dunlop, Inc.	8,220	1,064

Waterstone Financial, Inc.	3,743	72

Western New England Bancorp, Inc.	4,227	38

WSFS Financial Corp.	17,269	805

		8,066

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 189 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Tobacco – 0.1%

Universal Corp.	5,769	$335

Vector Group Ltd.	9,290	112

		447

Trading Companies & Distributors – 1.9%

Applied Industrial Technologies, Inc.	9,407	966

Beacon Roofing Supply, Inc.*	14,115	837

BlueLinx Holdings, Inc.*	3,360	241

Boise Cascade Co.	8,726	606

EVI Industries, Inc.*	1,645	31

GATX Corp.	6,960	858

Global Industrial Co.	6,789	219

GMS, Inc.*	8,625	429

H&E Equipment Services, Inc.	3,335	145

Herc Holdings, Inc.	5,035	841

Lawson Products, Inc.*	4,227	163

McGrath RentCorp	6,232	530

MRC Global, Inc.*	16,785	200

NOW, Inc.*	11,043	122

Rush Enterprises, Inc., Class A	16,149	822

Textainer Group Holdings Ltd.	3,226	123

Titan Machinery, Inc.*	787	22

Transcat, Inc.*	4,188	340

Triton International Ltd.	13,033	915

Veritiv Corp.*	1,033	138

WESCO International, Inc.*	9,128	1,188

Willis Lease Finance Corp.*	1,750	56

		9,792

Water Utilities – 0.6%

American States Water Co.	8,400	748

Artesian Resources Corp., Class A	4,357	211

California Water Service Group	10,918	647

Consolidated Water Co. Ltd.	9,897	109

Middlesex Water Co.	6,168	649

SJW Group	5,542	386

York Water (The) Co.	3,620	163

		2,913

Wireless Telecommunication Services – 0.1%

Shenandoah Telecommunications Co.	9,851	232

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.0% continued

Wireless Telecommunication Services – 0.1% continued

Spok Holdings, Inc.	13,337	$107

Telephone and Data Systems, Inc.	18,799	355

		694

Total Common Stocks

(Cost $289,270)		485,378

MASTER LIMITED PARTNERSHIPS – 0.0%

Marine – 0.0%

Navios Maritime Partners L.P.	77	3

Total Master Limited Partnerships

(Cost $4)		3

PREFERRED STOCKS – 0 .0%
Industrial Conglomerates – 0.0%

Steel Partners Holdings L.P.,6.00%	2,675	63
Real Estate Management & Development – 0.0%

Brookfield Property Preferred L.P.,6.25%	1,033	23
Semiconductors & Semiconductor Equipment – 0.0%

Meta Materials, Inc.*	2,700	3

Total Preferred Stocks

(Cost $94)		89

RIGHTS – 0 ..0%
Biotechnology – 0.0%

Achillion Pharmaceuticals, Inc. (Contingent Value Rights)(3) (5) *	23,500	13

Adamas Pharmaceuticals, Inc. (Contingent Value Rights)(3) (5) *	15,090	—

Flexion Therapeutics, Inc. (Contingent Value Rights)(3) (5) *	9,753	—

Progenics Pharmaceuticals, Inc. (Contingent Value Rights)(3) *	10,111	—

Sinovac Biotech Ltd.(3) *	1,587	—

Tobira Therapeutics, Inc. (Contingent Value Rights)(3) (5) *	16,926	129

		142
Health Care Equipment & Supplies – 0.0%

American Medical Alert Corp.(3) *	13,109	—
Media – 0.0%

Media General, Inc. (Contingent Value Rights) (3) *	11,792	—

See Notes to the Financial Statements.

EQUITY FUNDS   190   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

RIGHTS - 0.0% continued
Pharmaceuticals – 0.0%

Dova Pharmaceuticals, Inc. (Contingent Value Rights)(3) *	4,020	$—

Zogenix, Inc. (Contingent Value Rights)(3) (5) *	9,037	9

		9

Total Rights

(Cost $143)		151

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.0%

Nabors Industries Ltd., Exp. 6/11/2026, Strike $166.67*	743	$17

Tidewater, Inc., Class A, Exp. 7/31/23, Strike $0.00(2) *	10	—

Tidewater, Inc., Class B, Exp. 7/31/23, Strike $0.00(2) *	11	—

Total Warrants

(Cost $—)		17

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3 .4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(6) (7)	17,126,538	$17,127

Total Investment Companies

(Cost $17,127)		17,127

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.31%, 6/30/22(8) (9)	$1,517	$1,515

Total Short-Term Investments

(Cost $1,516)		1,515

Total Investments – 99.7%

(Cost $308,164)		504,290

Other Assets less Liabilities – 0.3%		1,631

NET ASSETS – 100.0%		$505,921

(1)	Step coupon bond. Rate as of March 31, 2022 is disclosed.
(2)	Value rounds to less than one thousand.
(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(5)

Restricted security that has been deemed illiquid. At March 31, 2022, the value of these restricted illiquid securities amounted to approximately $151,474 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Achillion Pharmaceuticals, Inc. (Contingent Value Rights)	1/29/20	$—

Adamas Pharmaceuticals, Inc. (Contingent Value Rights)	11/26/21	—

Flexion Therapeutics, Inc. (Contingent Value Rights)	11/22/21	—

Tobira Therapeutics, Inc. (Contingent Value Rights)	11/2/16	132

Zogenix, Inc. (Contingent Value Rights)	3/8/22	9

(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2022 is disclosed.
(8)	Discount rate at the time of purchase.
(9)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini Russell 2000 Index	193	$19,941	Long	6/22	$760

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Corporate Bonds	0.0%

Common Stocks	96.0%

Master Limited Partnerships	0.0%

Preferred stocks	0.0%

Rights	0.0%

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 191 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued	MARCH 31, 2022

SECURITY TYPE(1)	% OF NET ASSETS

Warrants	0.0%

Investment Companies	3.4%

Short-Term Investments	0.3%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Corporate Bonds	$—	$10	$ —	$10
Common Stocks:

Aerospace & Defense	3,759	47	—	3,806

Banks	45,103	5	—	45,108

Biotechnology	23,503	—	62	23,565

Diversified Financial Services	836	28	—	864

Insurance	10,572	3	—	10,575

All Other Industries(1)	401,460	—	—	401,460

Total Common Stocks	485,233	83	62	485,378

Master Limited Partnerships	3	—	—	3

Preferred Stocks(1)	89	—	—	89

Rights(1)	—	—	151	151

Warrants	17	—	—	17

Investment Companies	17,127	—	—	17,127

Short-Term Investments	—	1,515	—	1,515

Total Investments	$502,469	$1,608	$ 213	$504,290

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$760	$—	$ —	$760

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   192   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

SMALL CAP INDEX FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 0.0%

Asset Management – 0.0%

GAMCO Investors, Inc.,

(Step to 5.00% on 6/15/22), 4.00%, 6/15/23(1)	$6	$6

Total Corporate Bonds

(Cost $6)		6

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1%

Aerospace & Defense – 0.8%

AAR Corp.*	19,046	$922

Aerojet Rocketdyne Holdings, Inc.*	41,650	1,639

AeroVironment, Inc.*	12,518	1,179

AerSale Corp.*	8,865	139

Astronics Corp.*	13,778	178

Byrna Technologies, Inc.*	9,739	80

Cadre Holdings, Inc.	3,595	88

Ducommun, Inc.*	6,143	322

Kaman Corp.	15,442	671

Kratos Defense & Security Solutions, Inc.*	68,361	1,400

Maxar Technologies, Inc.	40,370	1,593

Moog, Inc., Class A	16,113	1,415

National Presto Industries, Inc.	2,820	217

Park Aerospace Corp.	11,295	147

Parsons Corp.*	14,534	563

Triumph Group, Inc.*	35,500	898

Vectrus, Inc.*	6,364	228

		11,679

Air Freight & Logistics – 0.4%

Air Transport Services Group, Inc.*	32,866	1,099

Atlas Air Worldwide Holdings, Inc.*	16,021	1,384

Forward Air Corp.	14,936	1,460

Hub Group, Inc., Class A*	18,413	1,422

Radiant Logistics, Inc.*	21,686	138

		5,503

Airlines – 0.3%

Allegiant Travel Co.*	8,543	1,387

Frontier Group Holdings, Inc.*	19,253	218

Hawaiian Holdings, Inc.*	27,929	550

Mesa Air Group, Inc.*	19,810	87

SkyWest, Inc.*	27,800	802

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Airlines – 0.3% continued

Spirit Airlines, Inc.*	54,888	$1,201

Sun Country Airlines Holdings, Inc.*	17,787	466

		4,711

Auto Components – 1.2%

Adient PLC*	52,705	2,149

American Axle & Manufacturing Holdings, Inc.*	62,927	488

Cooper-Standard Holdings, Inc.*	9,303	82

Dana, Inc.	80,917	1,422

Dorman Products, Inc.*	14,670	1,394

Fox Factory Holding Corp.*	23,506	2,302

Gentherm, Inc.*	18,499	1,351

Goodyear Tire & Rubber (The) Co.*	153,741	2,197

LCI Industries	13,799	1,432

Modine Manufacturing Co.*	27,631	249

Motorcar Parts of America, Inc.*	10,371	185

Patrick Industries, Inc.	12,664	764

Standard Motor Products, Inc.	11,630	502

Stoneridge, Inc.*	14,414	299

Tenneco, Inc., Class A*	37,860	694

Visteon Corp.*	15,443	1,685

XL Fleet Corp.*	67,545	134

XPEL, Inc.*	9,993	526

		17,855

Automobiles – 0.2%

Arcimoto, Inc.*	16,191	107

Canoo, Inc.*	58,762	324

Fisker, Inc.*	90,966	1,174

Lordstown Motors Corp., Class A*	85,748	292

Winnebago Industries, Inc.	18,044	975

Workhorse Group, Inc.*	86,324	432

		3,304

Banks – 8.7%

1st Source Corp.	9,330	432

Allegiance Bancshares, Inc.	10,653	476

Amalgamated Financial Corp.	7,533	135

Amerant Bancorp, Inc.	14,360	454

American National Bankshares, Inc.	5,963	225

Ameris Bancorp	37,004	1,624

Arrow Financial Corp.	7,790	253

Associated Banc-Corp	82,463	1,877

Atlantic Union Bankshares Corp.	41,966	1,540

Banc of California, Inc.	30,690	594

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 193 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Banks – 8.7% continued

BancFirst Corp.	9,553	$795

Bancorp (The), Inc.*	29,147	826

Bank First Corp.	3,638	262

Bank of Marin Bancorp	8,686	305

Bank of NT Butterfield & Son (The) Ltd.	27,979	1,004

BankUnited, Inc.	47,461	2,086

Banner Corp.	19,002	1,112

Bar Harbor Bankshares	8,156	233

Berkshire Hills Bancorp, Inc.	27,250	789

Blue Ridge Bankshares, Inc.	9,578	145

Brookline Bancorp, Inc.	42,869	678

Business First Bancshares, Inc.	10,870	264

Byline Bancorp, Inc.	13,959	372

Cadence Bank	100,378	2,937

Cambridge Bancorp	3,832	326

Camden National Corp.	8,138	383

Capital Bancorp, Inc.	4,349	99

Capital City Bank Group, Inc.	7,685	203

Capstar Financial Holdings, Inc.	11,591	244

Carter Bankshares, Inc.*	14,307	249

Cathay General Bancorp	40,325	1,805

CBTX, Inc.	10,158	315

Central Pacific Financial Corp.	15,339	428

Citizens & Northern Corp.	8,726	213

City Holding Co.	8,311	654

Civista Bancshares, Inc.	7,930	191

CNB Financial Corp.	8,874	234

Coastal Financial Corp.*	5,691	260

Columbia Banking System, Inc.	43,605	1,407

Community Bank System, Inc.	29,728	2,085

Community Trust Bancorp, Inc.	8,762	361

ConnectOne Bancorp, Inc.	20,876	668

CrossFirst Bankshares, Inc.*	25,748	406

Customers Bancorp, Inc.*	16,986	886

CVB Financial Corp.	76,123	1,767

Dime Community Bancshares, Inc.	18,562	642

Eagle Bancorp, Inc.	17,675	1,008

Eastern Bankshares, Inc.	95,357	2,054

Enterprise Bancorp, Inc.	5,118	205

Enterprise Financial Services Corp.	19,166	907

Equity Bancshares, Inc., Class A	7,649	247

Farmers National Banc Corp.	17,397	297

FB Financial Corp.	18,572	825

Fidelity D&D Bancorp, Inc.	2,107	98

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Banks – 8.7% continued

Financial Institutions, Inc.	8,825	$266

First Bancorp	19,173	801

First BanCorp (New York Exchange)	110,230	1,446

First Bancorp (The), Inc.	5,919	178

First Bancshares (The), Inc.	11,439	385

First Bank	8,653	123

First Busey Corp.	28,103	712

First Commonwealth Financial Corp.	52,759	800

First Community Bankshares, Inc.	9,396	265

First Financial Bancorp	51,762	1,193

First Financial Bankshares, Inc.	72,198	3,185

First Financial Corp.	6,129	265

First Foundation, Inc.	27,925	678

First Internet Bancorp	5,134	221

First Interstate BancSystem, Inc., Class A	48,712	1,791

First Merchants Corp.	30,002	1,248

First Mid Bancshares, Inc.	9,363	360

First of Long Island (The) Corp.	12,152	236

Five Star Bancorp	6,888	195

Flushing Financial Corp.	15,923	356

Fulton Financial Corp.	88,155	1,465

German American Bancorp, Inc.	13,807	525

Glacier Bancorp, Inc.	61,294	3,082

Great Southern Bancorp, Inc.	5,677	335

Guaranty Bancshares, Inc.	4,406	154

Hancock Whitney Corp.	48,085	2,508

Hanmi Financial Corp.	17,053	420

HarborOne Bancorp, Inc.	25,796	362

HBT Financial, Inc.	5,628	102

Heartland Financial U.S.A., Inc.	22,374	1,070

Heritage Commerce Corp.	32,930	370

Heritage Financial Corp.	19,422	487

Hilltop Holdings, Inc.	34,444	1,013

Home BancShares, Inc.	84,916	1,919

HomeStreet, Inc.	10,760	510

HomeTrust Bancshares, Inc.	8,503	251

Hope Bancorp, Inc.	64,509	1,037

Horizon Bancorp, Inc.	24,004	448

Independent Bank Corp.	25,468	2,080

Independent Bank Corp. (NASDAQ Exchange)	11,603	255

Independent Bank Group, Inc.	20,781	1,479

International Bancshares Corp.	29,924	1,263

Investors Bancorp, Inc.	127,104	1,898

See Notes to the Financial Statements.

EQUITY FUNDS   194   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Banks – 8.7% continued

Lakeland Bancorp, Inc.	34,274	$572

Lakeland Financial Corp.	13,565	990

Live Oak Bancshares, Inc.	17,754	903

Macatawa Bank Corp.	15,259	137

Mercantile Bank Corp.	8,689	308

Meta Financial Group, Inc.	16,243	892

Metrocity Bankshares, Inc.	10,482	246

Metropolitan Bank Holding Corp.*	5,615	571

Mid Penn Bancorp, Inc.	7,833	210

Midland States Bancorp, Inc.	11,871	343

MidWestOne Financial Group, Inc.	8,046	266

MVB Financial Corp.	5,627	234

National Bank Holdings Corp., Class A	15,853	639

NBT Bancorp, Inc.	23,449	847

Nicolet Bankshares, Inc.*	6,818	638

Northrim BanCorp, Inc.	3,312	144

Northwest Bancshares, Inc.	68,087	920

OceanFirst Financial Corp.	32,555	654

OFG Bancorp	27,365	729

Old National Bancorp	163,428	2,677

Old Second Bancorp, Inc.	15,810	229

Origin Bancorp, Inc.	12,530	530

Orrstown Financial Services, Inc.	6,039	138

Pacific Premier Bancorp, Inc.	52,189	1,845

Park National Corp.	7,991	1,050

Peapack-Gladstone Financial Corp.	9,911	344

Peoples Bancorp, Inc.	14,229	446

Peoples Financial Services Corp.	3,870	195

Preferred Bank	7,463	553

Premier Financial Corp.	20,237	614

Primis Financial Corp.	13,417	188

QCR Holdings, Inc.	9,216	522

RBB Bancorp	7,780	183

Red River Bancshares, Inc.	2,357	125

Renasant Corp.	30,519	1,021

Republic Bancorp, Inc., Class A	5,139	231

Republic First Bancorp, Inc.*	24,830	128

S&T Bancorp, Inc.	21,741	643

Sandy Spring Bancorp, Inc.	24,496	1,100

Seacoast Banking Corp. of Florida	30,550	1,070

ServisFirst Bancshares, Inc.	27,742	2,644

Sierra Bancorp	8,024	200

Silvergate Capital Corp., Class A*	15,576	2,345

Simmons First National Corp., Class A	61,747	1,619

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Banks – 8.7% continued

SmartFinancial, Inc.	7,880	$202

South Plains Financial, Inc.	5,788	154

Southern First Bancshares, Inc.*	4,110	209

Southside Bancshares, Inc.	17,324	707

SouthState Corp.	42,762	3,489

Spirit of Texas Bancshares, Inc.	7,073	186

Stock Yards Bancorp, Inc.	13,419	710

Summit Financial Group, Inc.	6,015	154

Texas Capital Bancshares, Inc.*	28,236	1,618

Third Coast Bancshares, Inc.*	2,420	56

Tompkins Financial Corp.	7,878	617

Towne Bank	37,319	1,117

TriCo Bancshares	15,375	615

TriState Capital Holdings, Inc.*	16,345	543

Triumph Bancorp, Inc.*	13,244	1,245

Trustmark Corp.	33,950	1,032

UMB Financial Corp.	24,302	2,361

United Bankshares, Inc.	73,276	2,556

United Community Banks, Inc.	58,134	2,023

Univest Financial Corp.	16,291	436

Valley National Bancorp	222,476	2,897

Veritex Holdings, Inc.	26,519	1,012

Washington Trust Bancorp, Inc.	9,443	496

WesBanco, Inc.	33,463	1,150

West BanCorp, Inc.	9,113	248

Westamerica BanCorp	14,483	876

		134,214

Beverages – 0.4%

Celsius Holdings, Inc.*	30,021	1,657

Coca-Cola Consolidated, Inc.	2,615	1,299

Duckhorn Portfolio (The), Inc.*	19,808	360

MGP Ingredients, Inc.	7,899	676

National Beverage Corp.	12,966	564

Primo Water Corp.	87,708	1,250

Zevia PBC, Class A*	5,444	25

		5,831

Biotechnology – 6.8%

2seventy bio, Inc.*	13,172	225

4D Molecular Therapeutics, Inc.*	15,429	233

89bio, Inc.*	5,212	20

ACADIA Pharmaceuticals, Inc.*	66,647	1,614

Acumen Pharmaceuticals, Inc.*	16,102	63

Adagio Therapeutics, Inc.*	33,165	151

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   195   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Biotechnology – 6.8% continued

Adicet Bio, Inc.*	14,455	$289

Adverum Biotechnologies, Inc.*	52,063	68

Aeglea BioTherapeutics, Inc.*	19,998	46

Aerovate Therapeutics, Inc.*	7,449	137

Affimed N.V.*	64,109	280

Agenus, Inc.*	121,033	298

Agios Pharmaceuticals, Inc.*	30,325	883

Akebia Therapeutics, Inc.*	96,341	69

Akero Therapeutics, Inc.*	14,209	202

Akouos, Inc.*	14,279	68

Alaunos Therapeutics, Inc.*	116,349	76

Albireo Pharma, Inc.*	9,315	278

Aldeyra Therapeutics, Inc.*	26,833	119

Alector, Inc.*	32,619	465

Aligos Therapeutics, Inc.*	10,997	24

Alkermes PLC*	89,277	2,349

Allakos, Inc.*	19,699	112

Allogene Therapeutics, Inc.*	38,240	348

Allovir, Inc.*	16,300	110

Alpine Immune Sciences, Inc.*	6,195	56

Altimmune, Inc.*	21,899	133

ALX Oncology Holdings, Inc.*	9,798	166

Amicus Therapeutics, Inc.*	146,455	1,387

AnaptysBio, Inc.*	10,643	263

Anavex Life Sciences Corp.*	37,041	456

Anika Therapeutics, Inc.*	7,971	200

Annexon, Inc.*	17,404	47

Apellis Pharmaceuticals, Inc.*	43,489	2,210

Applied Molecular Transport, Inc.*	13,943	105

Applied Therapeutics, Inc.*	9,547	20

AquaBounty Technologies, Inc.*	37,940	71

Arbutus Biopharma Corp.*	51,348	153

Arcellx, Inc.*	5,162	72

Arcturus Therapeutics Holdings, Inc.*	11,658	314

Arcus Biosciences, Inc.*	24,970	788

Arcutis Biotherapeutics, Inc.*	15,277	294

Ardelyx, Inc.*	51,487	55

Arrowhead Pharmaceuticals, Inc.*	57,205	2,631

Atara Biotherapeutics, Inc.*	48,558	451

Athenex, Inc.*	46,545	39

Athersys, Inc.*	115,087	70

Atossa Therapeutics, Inc.*	62,907	79

Atreca, Inc., Class A*	13,780	44

Aura Biosciences, Inc.*	3,118	69

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Biotechnology – 6.8% continued

Avalo Therapeutics, Inc.*	32,361	$23

Avid Bioservices, Inc.*	33,675	686

Avidity Biosciences, Inc.*	20,796	384

Avita Medical, Inc.*	13,454	114

Avrobio, Inc.*	20,137	27

Beam Therapeutics, Inc.*	28,504	1,633

Beyondspring, Inc.*	11,593	25

BioAtla, Inc.*	7,574	38

BioCryst Pharmaceuticals, Inc.*	100,207	1,629

Biohaven Pharmaceutical Holding Co. Ltd.*	30,987	3,674

Biomea Fusion, Inc.*	10,979	49

Bioxcel Therapeutics, Inc.*	9,534	199

Black Diamond Therapeutics, Inc.*	12,218	34

Bluebird Bio, Inc.*	37,316	181

Blueprint Medicines Corp.*	32,585	2,082

Bolt Biotherapeutics, Inc.*	12,324	34

Bridgebio Pharma, Inc.*	59,374	603

Brooklyn ImmunoTherapeutics, Inc.*	15,972	33

C4 Therapeutics, Inc.*	21,701	526

Cardiff Oncology, Inc.*	20,459	51

CareDx, Inc.*	28,210	1,043

Caribou Biosciences, Inc.*	28,532	262

Catalyst Pharmaceuticals, Inc.*	53,584	444

Celcuity, Inc.*	5,164	48

Celldex Therapeutics, Inc.*	25,642	873

CEL-SCI Corp.*	20,023	79

Century Therapeutics, Inc.*	9,785	123

Cerevel Therapeutics Holdings, Inc.*	22,697	795

ChemoCentryx, Inc.*	30,113	755

Chimerix, Inc.*	40,322	185

Chinook Therapeutics, Inc.*	22,599	370

Clene, Inc.*	10,512	41

Clovis Oncology, Inc.*	62,362	126

Codiak Biosciences, Inc.*	8,516	53

Cogent Biosciences, Inc.*	20,687	155

Coherus Biosciences, Inc.*	36,457	471

Cortexyme, Inc.*	11,531	71

Crinetics Pharmaceuticals, Inc.*	25,762	565

Cue Biopharma, Inc.*	17,006	83

Cullinan Oncology, Inc.*	14,300	150

Curis, Inc.*	47,866	114

Cyteir Therapeutics, Inc.*	11,066	42

Cytokinetics, Inc.*	44,138	1,625

See Notes to the Financial Statements.

EQUITY FUNDS   196   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Biotechnology – 6.8% continued

CytomX Therapeutics, Inc.*	35,829	$96

Day One Biopharmaceuticals, Inc.*	12,963	129

Deciphera Pharmaceuticals, Inc.*	22,594	209

Denali Therapeutics, Inc.*	50,703	1,631

DermTech, Inc.*	13,416	197

Design Therapeutics, Inc.*	14,687	237

Dynavax Technologies Corp.*	60,114	652

Dyne Therapeutics, Inc.*	16,606	160

Eagle Pharmaceuticals, Inc.*	6,422	318

Editas Medicine, Inc.*	38,174	726

Eiger BioPharmaceuticals, Inc.*	16,755	139

Eliem Therapeutics, Inc.*	2,676	22

Emergent BioSolutions, Inc.*	27,282	1,120

Enanta Pharmaceuticals, Inc.*	10,924	778

Entrada Therapeutics, Inc.*	6,091	57

Epizyme, Inc.*	82,021	94

Erasca, Inc.*	35,882	309

Evelo Biosciences, Inc.*	16,336	55

Exagen, Inc.*	5,582	45

Fate Therapeutics, Inc.*	45,234	1,754

FibroGen, Inc.*	48,044	577

Finch Therapeutics Group, Inc.*	4,021	20

Foghorn Therapeutics, Inc.*	10,372	158

Forma Therapeutics Holdings, Inc.*	18,788	175

Forte Biosciences, Inc.*	5,792	8

Fortress Biotech, Inc.*	40,085	55

Frequency Therapeutics, Inc.*	17,147	36

G1 Therapeutics, Inc.*	21,890	166

Gemini Therapeutics, Inc.*	11,474	16

Generation Bio Co.*	24,415	179

Geron Corp.*	168,595	229

Global Blood Therapeutics, Inc.*	34,549	1,197

Gossamer Bio, Inc.*	34,328	298

Graphite Bio, Inc.*	16,722	85

Greenwich Lifesciences, Inc.*	2,141	42

Gritstone bio, Inc.*	23,622	97

GT Biopharma, Inc.*	9,466	27

Halozyme Therapeutics, Inc.*	77,048	3,073

Harpoon Therapeutics, Inc.*	9,988	50

Heron Therapeutics, Inc.*	51,036	292

Homology Medicines, Inc.*	24,333	74

Hookipa Pharma, Inc.*	10,190	23

Humanigen, Inc.*	25,418	76

iBio, Inc.*	116,243	50

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Biotechnology – 6.8% continued

Icosavax, Inc.*	13,585	$96

Ideaya Biosciences, Inc.*	18,095	202

IGM Biosciences, Inc.*	4,150	111

Imago Biosciences, Inc.*	11,247	217

Immuneering Corp., Class A*	10,919	71

Immunic, Inc.*	10,413	118

ImmunityBio, Inc.*	39,032	219

ImmunoGen, Inc.*	119,990	571

Immunovant, Inc.*	22,195	122

Impel Neuropharma, Inc.*	3,917	25

Infinity Pharmaceuticals, Inc.*	46,700	53

Inhibrx, Inc.*	15,414	343

Inovio Pharmaceuticals, Inc.*	114,184	410

Inozyme Pharma, Inc.*	7,641	31

Insmed, Inc.*	65,936	1,549

Instil Bio, Inc.*	29,857	321

Intellia Therapeutics, Inc.*	38,821	2,821

Intercept Pharmaceuticals, Inc.*	13,795	224

Ironwood Pharmaceuticals, Inc.*	81,800	1,029

iTeos Therapeutics, Inc.*	11,149	359

IVERIC bio, Inc.*	64,085	1,079

Janux Therapeutics, Inc.*	9,998	143

Jounce Therapeutics, Inc.*	18,279	124

KalVista Pharmaceuticals, Inc.*	12,369	182

Karuna Therapeutics, Inc.*	12,381	1,570

Karyopharm Therapeutics, Inc.*	39,746	293

Keros Therapeutics, Inc.*	8,714	474

Kezar Life Sciences, Inc.*	21,163	352

Kiniksa Pharmaceuticals Ltd., Class A*	16,122	160

Kinnate Biopharma, Inc.*	14,301	161

Kodiak Sciences, Inc.*	18,510	143

Kronos Bio, Inc.*	21,454	155

Krystal Biotech, Inc.*	11,208	746

Kura Oncology, Inc.*	35,485	571

Kymera Therapeutics, Inc.*	19,171	811

Lexicon Pharmaceuticals, Inc.*	38,969	81

Ligand Pharmaceuticals, Inc.*	8,404	945

Lineage Cell Therapeutics, Inc.*	65,008	100

Lyell Immunopharma, Inc.*	82,827	418

MacroGenics, Inc.*	33,159	292

Madrigal Pharmaceuticals, Inc.*	6,566	644

Magenta Therapeutics, Inc.*	16,020	46

MannKind Corp.*	136,315	502

MEI Pharma, Inc.*	72,915	44

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   197   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Biotechnology – 6.8% continued

MeiraGTx Holdings PLC*	16,453	$228

Mersana Therapeutics, Inc.*	39,575	158

MiMedx Group, Inc.*	61,332	289

MiNK Therapeutics, Inc.*	926	2

Mirum Pharmaceuticals, Inc.*	1,903	42

Molecular Templates, Inc.*	19,770	68

Monte Rosa Therapeutics, Inc.*	16,215	227

Morphic Holding, Inc.*	11,683	469

Mustang Bio, Inc.*	47,540	48

Myriad Genetics, Inc.*	44,271	1,116

Neoleukin Therapeutics, Inc.*	18,893	36

NexImmune, Inc.*	9,458	40

Nkarta, Inc.*	7,610	87

Nurix Therapeutics, Inc.*	17,298	242

Nuvalent, Inc., Class A*	10,357	144

Ocugen, Inc.*	101,979	337

Olema Pharmaceuticals, Inc.*	12,824	55

Omega Therapeutics, Inc.*	12,671	79

Oncocyte Corp.*	32,058	48

Oncorus, Inc.*	11,076	20

Oncternal Therapeutics, Inc.*	23,617	33

OPKO Health, Inc.*	222,646	766

Organogenesis Holdings, Inc.*	38,804	296

ORIC Pharmaceuticals, Inc.*	17,478	93

Outlook Therapeutics, Inc.*	64,409	115

Oyster Point Pharma, Inc.*	5,667	66

Passage Bio, Inc.*	18,674	58

PMV Pharmaceuticals, Inc.*	14,491	302

Portage Biotech, Inc.*	2,622	17

Poseida Therapeutics, Inc.*	15,427	69

Praxis Precision Medicines, Inc.*	18,403	188

Precigen, Inc.*	52,469	111

Precision BioSciences, Inc.*	27,956	86

Prelude Therapeutics, Inc.*	5,809	40

Prometheus Biosciences, Inc.*	16,711	631

Protagonist Therapeutics, Inc.*	24,936	590

Prothena Corp. PLC*	20,146	737

PTC Therapeutics, Inc.*	38,723	1,445

Puma Biotechnology, Inc.*	17,371	50

Pyxis Oncology, Inc.*	5,549	22

Radius Health, Inc.*	25,856	228

Rallybio Corp.*	10,333	72

RAPT Therapeutics, Inc.*	11,771	259

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Biotechnology – 6.8% continued

Recursion Pharmaceuticals, Inc., Class A*	64,421	$461

REGENXBIO, Inc.*	22,043	732

Relay Therapeutics, Inc.*	39,017	1,168

Reneo Pharmaceuticals, Inc.*	4,530	13

Replimune Group, Inc.*	16,959	288

REVOLUTION Medicines, Inc.*	33,303	850

Rhythm Pharmaceuticals, Inc.*	24,339	280

Rigel Pharmaceuticals, Inc.*	94,534	283

Rocket Pharmaceuticals, Inc.*	23,179	368

Rubius Therapeutics, Inc.*	25,428	140

Sana Biotechnology, Inc.*	47,691	394

Sangamo Therapeutics, Inc.*	66,747	388

Scholar Rock Holding Corp.*	15,597	201

Selecta Biosciences, Inc.*	47,212	58

Sensei Biotherapeutics, Inc.*	11,145	26

Sera Prognostics, Inc., Class A*	4,950	19

Seres Therapeutics, Inc.*	38,431	274

Sesen Bio, Inc.*	102,556	62

Shattuck Labs, Inc.*	13,531	58

Sigilon Therapeutics, Inc.*	8,033	12

Silverback Therapeutics, Inc.*	11,001	39

Solid Biosciences, Inc.*	31,633	38

Sorrento Therapeutics, Inc.*	164,964	384

Spectrum Pharmaceuticals, Inc.*	87,347	113

Spero Therapeutics, Inc.*	13,441	117

SpringWorks Therapeutics, Inc.*	16,282	919

Spruce Biosciences, Inc.*	4,932	10

SQZ Biotechnologies Co.*	12,259	59

Stoke Therapeutics, Inc.*	10,544	222

Summit Therapeutics, Inc.*	14,034	34

Surface Oncology, Inc.*	17,462	51

Sutro Biopharma, Inc.*	23,967	197

Syndax Pharmaceuticals, Inc.*	27,407	476

Syros Pharmaceuticals, Inc.*	30,919	37

Talaris Therapeutics, Inc.*	11,840	116

Taysha Gene Therapies, Inc.*	11,583	76

TCR2 Therapeutics, Inc.*	16,439	45

Tenaya Therapeutics, Inc.*	16,082	189

TG Therapeutics, Inc.*	72,317	688

Tonix Pharmaceuticals Holding Corp.*	289,039	67

Travere Therapeutics, Inc.*	32,916	848

Trevena, Inc.*	104,837	58

Turning Point Therapeutics, Inc.*	25,682	690

See Notes to the Financial Statements.

EQUITY FUNDS   198   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Biotechnology – 6.8% continued

Twist Bioscience Corp.*	30,882	$1,525

Tyra Biosciences, Inc.*	6,018	64

UroGen Pharma Ltd.*	10,506	91

Vanda Pharmaceuticals, Inc.*	30,719	347

Vaxart, Inc.*	67,572	341

Vaxcyte, Inc.*	23,791	575

VBI Vaccines, Inc.*	104,322	173

Vera Therapeutics, Inc.*	7,677	180

Veracyte, Inc.*	37,675	1,039

Verastem, Inc.*	95,997	135

Vericel Corp.*	25,932	991

Verve Therapeutics, Inc.*	20,354	464

Vigil Neuroscience, Inc.*	3,918	28

Viking Therapeutics, Inc.*	37,921	114

Vincerx Pharma, Inc.*	8,648	35

Vir Biotechnology, Inc.*	33,490	861

Viracta Therapeutics, Inc.*	19,426	92

VistaGen Therapeutics, Inc.*	107,223	133

Vor BioPharma, Inc.*	9,792	59

Werewolf Therapeutics, Inc.*	14,596	64

XBiotech, Inc.	7,817	68

Xencor, Inc.*	31,614	843

Xilio Therapeutics, Inc.*	4,283	30

XOMA Corp.*	3,438	96

Y-mAbs Therapeutics, Inc.*	19,318	229

Zentalis Pharmaceuticals, Inc.*	20,332	938

		104,929

Building Products – 1.2%

AAON, Inc.	23,357	1,302

American Woodmark Corp.*	9,269	454

Apogee Enterprises, Inc.	13,622	646

Caesarstone Ltd.	12,965	136

Cornerstone Building Brands, Inc.*	30,457	741

CSW Industrials, Inc.	8,357	983

Gibraltar Industries, Inc.*	18,335	787

Griffon Corp.	28,780	576

Insteel Industries, Inc.	10,287	380

JELD-WEN Holding, Inc.*	51,023	1,035

Masonite International Corp.*	13,275	1,181

PGT Innovations, Inc.*	32,189	579

Quanex Building Products Corp.	18,781	394

Resideo Technologies, Inc.*	80,523	1,919

Simpson Manufacturing Co., Inc.	24,217	2,641

UFP Industries, Inc.	33,451	2,581

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued
Building Products – 1.2% continued

View, Inc.*	50,970	$94

Zurn Water Solutions Corp.	67,497	2,389

		18,818

Capital Markets – 1.5%

Artisan Partners Asset Management, Inc., Class A	32,515	1,279

Assetmark Financial Holdings, Inc.*	10,058	224

Associated Capital Group, Inc., Class A	917	38

B. Riley Financial, Inc.	11,247	787

BGC Partners, Inc., Class A	176,204	775

Blucora, Inc.*	27,103	530

Brightsphere Investment Group, Inc.	18,208	442

Cohen & Steers, Inc.	13,824	1,187

Cowen, Inc., Class A	14,760	400

Diamond Hill Investment Group, Inc.	1,675	314

Donnelley Financial Solutions, Inc.*	16,433	547

Federated Hermes, Inc.	51,758	1,763

Focus Financial Partners, Inc., Class A*	36,203	1,656

GAMCO Investors, Inc., Class A	2,775	61

GCM Grosvenor, Inc., Class A	24,526	238

Greenhill & Co., Inc.	7,680	119

Hamilton Lane, Inc., Class A	19,413	1,500

Houlihan Lokey, Inc.	28,395	2,493

Moelis & Co., Class A	34,014	1,597

Open Lending Corp., Class A*	58,112	1,099

Oppenheimer Holdings, Inc., Class A	5,093	222

Piper Sandler Cos.	9,737	1,278

PJT Partners, Inc., Class A	13,199	833

Pzena Investment Management, Inc., Class A	8,992	72

Sculptor Capital Management, Inc.	12,249	171

StepStone Group, Inc., Class A	25,425	841

StoneX Group, Inc.*	9,541	708

Value Line, Inc.	523	35

Virtus Investment Partners, Inc.	4,062	975

WisdomTree Investments, Inc.	75,713	444

		22,628

Chemicals – 2.0%

AdvanSix, Inc.	15,199	777

American Vanguard Corp.	16,215	329

Amyris, Inc.*	97,659	426

Aspen Aerogels, Inc.*	12,176	420

Avient Corp.	50,693	2,433

Balchem Corp.	17,921	2,450

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   199   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Chemicals – 2.0% continued

Cabot Corp.	31,203	$2,135

Chase Corp.	4,202	365

Danimer Scientific, Inc.*	50,058	293

Ecovyst, Inc.	33,149	383

Ferro Corp.*	45,736	994

FutureFuel Corp.	13,714	133

GCP Applied Technologies, Inc.*	37,301	1,172

H.B. Fuller Co.	29,363	1,940

Hawkins, Inc.	10,600	487

Ingevity Corp.*	22,148	1,419

Innospec, Inc.	13,647	1,263

Intrepid Potash, Inc.*	5,496	451

Koppers Holdings, Inc.	11,756	324

Kronos Worldwide, Inc.	12,285	191

Livent Corp.*	90,205	2,352

Marrone Bio Innovations, Inc.*	55,419	60

Minerals Technologies, Inc.	18,478	1,222

Orion Engineered Carbons S.A.	33,818	540

PureCycle Technologies, Inc.*	32,030	256

Quaker Chemical Corp.	7,510	1,298

Rayonier Advanced Materials, Inc.*	34,133	224

Sensient Technologies Corp.	23,497	1,973

Stepan Co.	11,989	1,185

Tredegar Corp.	14,450	173

Trinseo PLC	21,672	1,039

Tronox Holdings PLC, Class A	63,782	1,262

Valhi, Inc.	1,312	38

Zymergen, Inc.*	44,307	128

		30,135

Commercial Services & Supplies – 1.8%

ABM Industries, Inc.	37,454	1,724

ACCO Brands Corp.	52,140	417

Aris Water Solution, Inc., Class A	10,703	195

Brady Corp., Class A	26,247	1,214

BrightView Holdings, Inc.*	26,680	363

Brink’s (The) Co.	26,747	1,819

Casella Waste Systems, Inc., Class A*	27,352	2,397

CECO Environmental Corp.*	16,204	89

Cimpress PLC*	9,813	624

CompX International, Inc.	808	19

CoreCivic, Inc.*	66,825	746

Deluxe Corp.	23,781	719

Ennis, Inc.	14,520	268

GEO Group (The), Inc.*	65,040	430

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Commercial Services & Supplies – 1.8% continued

Harsco Corp.*	43,711	$535

Healthcare Services Group, Inc.	41,818	777

Heritage-Crystal Clean, Inc.*	8,853	262

HNI Corp.	24,237	898

Interface, Inc.	32,657	443

KAR Auction Services, Inc.*	67,237	1,214

Kimball International, Inc., Class B	20,741	175

Matthews International Corp., Class A	17,335	561

MillerKnoll, Inc.	41,410	1,431

Montrose Environmental Group, Inc.*	14,584	772

NL Industries, Inc.	4,265	31

Pitney Bowes, Inc.	98,073	510

SP Plus Corp.*	12,968	407

Steelcase, Inc., Class A	47,154	564

Team, Inc.*	14,845	33

Tetra Tech, Inc.	29,985	4,946

U.S. Ecology, Inc.*	17,531	839

UniFirst Corp.	8,391	1,546

Viad Corp.*	11,463	409

VSE Corp.	5,842	269

		27,646

Communications Equipment – 0.7%

ADTRAN, Inc.	27,287	503

Aviat Networks, Inc.*	6,028	185

CalAmp Corp.*	19,632	143

Calix, Inc.*	30,705	1,318

Cambium Networks Corp.*	5,943	140

Casa Systems, Inc.*	18,730	85

Clearfield, Inc.*	6,288	410

Comtech Telecommunications Corp.	14,241	223

Digi International, Inc.*	19,535	420

DZS, Inc.*	9,411	131

EMCORE Corp.*	21,011	78

Extreme Networks, Inc.*	70,825	865

Harmonic, Inc.*	50,607	470

Infinera Corp.*	102,020	885

Inseego Corp.*	47,094	191

KVH Industries, Inc.*	7,762	71

NETGEAR, Inc.*	16,255	401

NetScout Systems, Inc.*	39,046	1,253

Plantronics, Inc.*	23,813	938

Ribbon Communications, Inc.*	38,902	120

Viavi Solutions, Inc.*	127,555	2,051

		10,881

See Notes to the Financial Statements.

EQUITY FUNDS   200   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Construction & Engineering – 1.6%

Ameresco, Inc., Class A*	17,192	$1,367

API Group Corp.(2) *	112,204	2,360

Arcosa, Inc.	26,958	1,543

Argan, Inc.	8,399	341

Comfort Systems U.S.A., Inc.	19,819	1,764

Concrete Pumping Holdings, Inc.*	13,483	90

Construction Partners, Inc., Class A*	22,204	581

Dycom Industries, Inc.*	16,383	1,561

EMCOR Group, Inc.	29,600	3,334

Fluor Corp.*	79,015	2,267

Granite Construction, Inc.	25,508	837

Great Lakes Dredge & Dock Corp.*	36,203	508

IES Holdings, Inc.*	4,781	192

Infrastructure and Energy Alternatives, Inc.*	15,151	180

INNOVATE Corp.*	24,700	91

Matrix Service Co.*	14,871	122

MYR Group, Inc.*	9,189	864

Northwest Pipe Co.*	5,356	136

NV5 Global, Inc.*	7,342	979

Primoris Services Corp.	29,835	711

Sterling Construction Co., Inc.*	15,526	416

Tutor Perini Corp.*	23,373	252

WillScot Mobile Mini Holdings Corp.*	115,832	4,532

		25,028

Construction Materials – 0.1%

Summit Materials, Inc., Class A*	66,113	2,053

United States Lime & Minerals, Inc.	1,147	133

		2,186

Consumer Finance – 0.7%

Atlanticus Holdings Corp.*	2,712	140

Curo Group Holdings Corp.	11,797	154

Encore Capital Group, Inc.*	13,838	868

Enova International, Inc.*	20,218	768

EZCORP, Inc., Class A*	28,084	170

FirstCash Holdings, Inc.	22,074	1,553

Green Dot Corp., Class A*	29,845	820

LendingClub Corp.*	55,833	881

LendingTree, Inc.*	6,482	776

Navient Corp.	83,758	1,427

Nelnet, Inc., Class A	9,425	801

Oportun Financial Corp.*	11,690	168

PRA Group, Inc.*	24,036	1,084

PROG Holdings, Inc.*	31,646	910

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Consumer Finance – 0.7% continued

Regional Management Corp.	4,081	$198

World Acceptance Corp.*	2,320	445

		11,163

Containers & Packaging – 0.3%

Greif, Inc., Class A	14,343	933

Greif, Inc., Class B	3,270	208

Myers Industries, Inc.	20,253	437

O-I Glass, Inc.*	86,157	1,136

Pactiv Evergreen, Inc.	23,747	239

Ranpak Holdings Corp.*	20,968	428

TriMas Corp.	24,076	773

		4,154

Distributors – 0.0%

Funko, Inc., Class A*	14,825	256

Greenlane Holdings, Inc., Class A*	8,396	4

		260

Diversified Consumer Services – 0.7%

2U, Inc.*	40,636	540

Adtalem Global Education, Inc.*	27,593	820

American Public Education, Inc.*	10,291	219

Carriage Services, Inc.	8,487	453

Coursera, Inc.*	40,859	941

European Wax Center, Inc., Class A*	7,310	216

Graham Holdings Co., Class B	2,130	1,302

Houghton Mifflin Harcourt Co.*	70,735	1,486

Laureate Education, Inc.	55,354	656

OneSpaWorld Holdings Ltd.*	29,580	302

Perdoceo Education Corp.*	39,572	454

PowerSchool Holdings, Inc., Class A*	23,459	387

Regis Corp.*	22,414	47

StoneMor, Inc.*	17,322	45

Strategic Education, Inc.	13,612	904

Stride, Inc.*	23,093	839

Udemy, Inc.*	7,702	96

Vivint Smart Home, Inc.*	50,599	342

WW International, Inc.*	29,092	298

		10,347

Diversified Financial Services – 0.1%

Alerus Financial Corp.	8,318	230

A-Mark Precious Metals, Inc.	4,945	382

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   201   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Diversified Financial Services – 0.1% continued

Banco Latinoamericano de Comercio Exterior S.A., Class E	17,119	$267

Cannae Holdings, Inc.*	47,318	1,132

		2,011

Diversified Telecommunication Services – 0.6%

Anterix, Inc.*	6,420	372

ATN International, Inc.	6,147	245

Bandwidth, Inc., Class A*	12,764	413

Cogent Communications Holdings, Inc.	23,774	1,577

Consolidated Communications Holdings, Inc.*	40,254	238

EchoStar Corp., Class A*	20,788	506

Globalstar, Inc.*	335,246	493

IDT Corp., Class B*	8,233	281

Iridium Communications, Inc.*	65,743	2,651

Liberty Latin America Ltd., Class A*	21,930	213

Liberty Latin America Ltd., Class C*	86,579	830

Ooma, Inc.*	12,628	189

Radius Global Infrastructure, Inc., Class A*	40,060	572

Telesat Corp.*	3,685	61

		8,641

Electric Utilities – 0.7%

ALLETE, Inc.	29,226	1,957

MGE Energy, Inc.	20,261	1,617

Otter Tail Corp.	22,892	1,431

PNM Resources, Inc.	47,642	2,271

Portland General Electric Co.	49,959	2,755

Via Renewables, Inc.	6,390	53

		10,084

Electrical Equipment – 1.0%

Advent Technologies Holdings, Inc.*	18,289	42

Allied Motion Technologies, Inc.	6,796	203

American Superconductor Corp.*	15,352	117

Array Technologies, Inc.*	71,148	802

Atkore, Inc.*	24,898	2,451

AZZ, Inc.	13,524	652

Babcock & Wilcox Enterprises, Inc.*	30,650	250

Beam Global*	4,740	97

Blink Charging Co.*	20,387	539

Bloom Energy Corp., Class A*	79,176	1,912

Encore Wire Corp.	10,986	1,253

EnerSys	22,972	1,713

Eos Energy Enterprises, Inc.*	23,803	99

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Electrical Equipment – 1.0% continued

FTC Solar, Inc.*	23,029	$114

FuelCell Energy, Inc.*	205,945	1,186

GrafTech International Ltd.	111,804	1,076

Powell Industries, Inc.	4,781	93

Preformed Line Products Co.	1,557	99

Romeo Power, Inc.*	50,347	75

Stem, Inc.*	63,685	701

Thermon Group Holdings, Inc.*	18,192	295

TPI Composites, Inc.*	20,024	282

Vicor Corp.*	11,764	830

		14,881

Electronic Equipment, Instruments & Components – 2.3%

908 Devices, Inc.*	11,751	223

Advanced Energy Industries, Inc.	21,034	1,811

Aeva Technologies, Inc.*	58,368	253

Akoustis Technologies, Inc.*	29,202	190

Arlo Technologies, Inc.*	46,606	413

Badger Meter, Inc.	16,259	1,621

Belden, Inc.	24,619	1,364

Benchmark Electronics, Inc.	19,655	492

CTS Corp.	17,797	629

Daktronics, Inc.*	20,564	79

ePlus, Inc.*	14,812	830

Fabrinet*	20,563	2,162

FARO Technologies, Inc.*	10,215	530

Identiv, Inc.*	11,866	192

II-VI, Inc.*	58,939	4,272

Insight Enterprises, Inc.*	19,174	2,058

Iteris, Inc.*	21,572	64

Itron, Inc.*	25,221	1,329

Kimball Electronics, Inc.*	13,291	266

Knowles Corp.*	48,707	1,049

Luna Innovations, Inc.*	16,350	126

Methode Electronics, Inc.	20,444	884

MicroVision, Inc.*	90,779	424

Napco Security Technologies, Inc.*	16,264	334

nLight, Inc.*	24,461	424

Novanta, Inc.*	19,627	2,793

OSI Systems, Inc.*	9,193	782

Ouster, Inc.*	69,226	312

PAR Technology Corp.*	14,188	572

PC Connection, Inc.	6,116	320

Plexus Corp.*	15,552	1,272

Rogers Corp.*	10,408	2,828

See Notes to the Financial Statements.

EQUITY FUNDS   202   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Electronic Equipment, Instruments & Components – 2.3% continued

Sanmina Corp.*	34,838	$1,408

ScanSource, Inc.*	14,045	489

TTM Technologies, Inc.*	58,104	861

Velodyne Lidar, Inc.*	41,780	107

Vishay Intertechnology, Inc.	74,186	1,454

Vishay Precision Group, Inc.*	7,078	228

		35,445

Energy Equipment & Services – 1.2%

Archrock, Inc.	75,221	694

Bristow Group, Inc.*	13,059	484

Cactus, Inc., Class A	30,830	1,749

ChampionX Corp.*	112,853	2,763

DMC Global, Inc.*	10,680	326

Dril-Quip, Inc.*	19,552	730

Expro Group Holdings N.V.*	25,631	456

Helix Energy Solutions Group, Inc.*	80,383	384

Helmerich & Payne, Inc.	57,431	2,457

Liberty Oilfield Services, Inc., Class A*	51,557	764

Nabors Industries Ltd.*	3,935	601

National Energy Services Reunited Corp.*	20,860	175

Newpark Resources, Inc.*	49,756	182

NexTier Oilfield Solutions, Inc.*	96,249	889

Oceaneering International, Inc.*	55,508	842

Oil States International, Inc.*	33,387	232

Patterson-UTI Energy, Inc.	103,771	1,607

ProPetro Holding Corp.*	48,256	672

RPC, Inc.*	37,227	397

Select Energy Services, Inc., Class A*	35,606	305

Solaris Oilfield Infrastructure, Inc., Class A	16,860	191

TETRA Technologies, Inc.*	67,650	278

Tidewater, Inc.*	22,589	491

U.S. Silica Holdings, Inc.*	40,928	764

		18,433

Entertainment – 0.8%

AMC Entertainment Holdings, Inc., Class A*	287,192	7,077

Chicken Soup For The Soul Entertainment, Inc.*	3,802	30

Cinemark Holdings, Inc.*	60,329	1,043

CuriosityStream, Inc.*	13,972	41

Eros STX Global Corp.*	8,691	24

IMAX Corp.*	27,895	528

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Entertainment – 0.8% continued

Liberty Media Corp.-Liberty Braves, Class A*	5,536	$159

Liberty Media Corp.-Liberty Braves, Class C*	20,178	563

Lions Gate Entertainment Corp., Class A*	32,546	529

Lions Gate Entertainment Corp., Class B*	65,569	986

LiveOne, Inc.*	31,117	25

Madison Square Garden Entertainment Corp.*	14,548	1,212

Marcus (The) Corp.*	12,619	223

		12,440

Equity Real Estate Investment Trusts – 7.0%

Acadia Realty Trust	48,347	1,048

Agree Realty Corp.	39,044	2,591

Alexander & Baldwin, Inc.	40,420	937

Alexander’s, Inc.	1,180	302

American Assets Trust, Inc.	27,813	1,054

Apartment Investment and Management Co., Class A*	84,093	616

Apple Hospitality REIT, Inc.	119,256	2,143

Armada Hoffler Properties, Inc.	37,257	544

Ashford Hospitality Trust, Inc.*	9,466	97

Braemar Hotels & Resorts, Inc.	31,594	195

Brandywine Realty Trust	94,318	1,334

Broadstone Net Lease, Inc.	87,403	1,904

BRT Apartments Corp.	6,306	151

CareTrust REIT, Inc.	53,917	1,041

CatchMark Timber Trust, Inc., Class A	27,009	221

Centerspace	7,943	779

Chatham Lodging Trust*	27,023	373

City Office REIT, Inc.	23,576	416

Clipper Realty, Inc.	6,531	59

Community Healthcare Trust, Inc.	13,425	567

Corporate Office Properties Trust	62,723	1,790

CTO Realty Growth, Inc.	3,269	217

DiamondRock Hospitality Co.*	116,947	1,181

DigitalBridge Group, Inc.*	270,033	1,944

Diversified Healthcare Trust	132,990	426

Easterly Government Properties, Inc.	48,132	1,017

EastGroup Properties, Inc.	22,451	4,564

Empire State Realty Trust, Inc., Class A	79,702	783

Equity Commonwealth*	60,740	1,713

Essential Properties Realty Trust, Inc.	67,558	1,709

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   203   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Equity Real Estate Investment Trusts – 7.0% continued

Farmland Partners, Inc.	15,788	$217

Four Corners Property Trust, Inc.	43,119	1,166

Franklin Street Properties Corp.	56,061	331

Getty Realty Corp.	22,791	652

Gladstone Commercial Corp.	20,791	458

Gladstone Land Corp.	17,281	629

Global Medical REIT, Inc.	33,475	546

Global Net Lease, Inc.	58,427	919

Healthcare Realty Trust, Inc.	81,946	2,252

Hersha Hospitality Trust*	17,855	162

Independence Realty Trust, Inc.	122,748	3,245

Indus Realty Trust, Inc.	3,181	232

Industrial Logistics Properties Trust	36,211	821

Innovative Industrial Properties, Inc.	13,198	2,711

iStar, Inc.	37,375	875

Kite Realty Group Trust	120,790	2,750

LTC Properties, Inc.	21,693	834

LXP Industrial Trust	155,157	2,436

Macerich (The) Co.	119,036	1,862

National Health Investors, Inc.	24,378	1,439

National Storage Affiliates Trust	45,095	2,830

Necessity Retail REIT (The), Inc.	69,559	550

NETSTREIT Corp.	22,132	497

NexPoint Residential Trust, Inc.	12,412	1,121

Office Properties Income Trust	26,732	688

One Liberty Properties, Inc.	8,898	274

Outfront Media, Inc.	80,923	2,301

Paramount Group, Inc.	103,905	1,134

Pebblebrook Hotel Trust	72,409	1,773

Phillips Edison & Co., Inc.	63,443	2,182

Physicians Realty Trust	122,464	2,148

Piedmont Office Realty Trust, Inc., Class A	69,038	1,189

Plymouth Industrial REIT, Inc.	17,259	468

Postal Realty Trust, Inc., Class A	9,457	159

PotlatchDeltic Corp.	36,693	1,935

Preferred Apartment Communities, Inc.	28,993	723

PS Business Parks, Inc.	11,138	1,872

Retail Opportunity Investments Corp.	66,444	1,288

Retail Value, Inc.	9,035	28

RLJ Lodging Trust	92,341	1,300

RPT Realty	47,009	647

Ryman Hospitality Properties, Inc.*	29,932	2,777

Sabra Health Care REIT, Inc.	127,350	1,896

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Equity Real Estate Investment Trusts – 7.0% continued

Safehold, Inc.	11,585	$642

Saul Centers, Inc.	6,530	344

Seritage Growth Properties, Class A*	20,676	262

Service Properties Trust	91,841	811

SITE Centers Corp.	96,418	1,611

STAG Industrial, Inc.	99,506	4,115

Summit Hotel Properties, Inc.*	58,218	580

Sunstone Hotel Investors, Inc.*	121,174	1,427

Tanger Factory Outlet Centers, Inc.	56,984	980

Terreno Realty Corp.	40,940	3,032

UMH Properties, Inc.	24,429	601

Uniti Group, Inc.	109,353	1,505

Universal Health Realty Income Trust	7,203	420

Urban Edge Properties	64,426	1,230

Urstadt Biddle Properties, Inc., Class A	16,866	317

Veris Residential, Inc.*	48,941	851

Washington Real Estate Investment Trust	47,068	1,200

Whitestone REIT	25,374	336

Xenia Hotels & Resorts, Inc.*	63,494	1,225

		107,522

Food & Staples Retailing – 1.2%

Andersons (The), Inc.	17,494	879

BJ’s Wholesale Club Holdings, Inc.*	76,219	5,153

Chefs’ Warehouse (The), Inc.*	17,640	575

HF Foods Group, Inc.*	21,347	142

Ingles Markets, Inc., Class A	7,819	696

MedAvail Holdings, Inc.*	6,258	6

Natural Grocers by Vitamin Cottage, Inc.	4,944	97

Performance Food Group Co.*	84,382	4,296

PriceSmart, Inc.	13,661	1,078

Rite Aid Corp.*	30,731	269

SpartanNash Co.	19,962	659

Sprouts Farmers Market, Inc.*	62,708	2,005

United Natural Foods, Inc.*	32,038	1,325

Village Super Market, Inc., Class A	4,486	110

Weis Markets, Inc.	9,155	654

		17,944

Food Products – 1.0%

AppHarvest, Inc.*	38,590	207

B&G Foods, Inc.	35,637	961

Calavo Growers, Inc.	9,640	351

Cal-Maine Foods, Inc.	22,701	1,254

Fresh Del Monte Produce, Inc.	18,739	485

See Notes to the Financial Statements.

EQUITY FUNDS   204   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Food Products – 1.0% continued

Hostess Brands, Inc.*	76,893	$1,687

J&J Snack Foods Corp.	8,200	1,272

John B. Sanfilippo & Son, Inc.	4,896	408

Laird Superfood, Inc.*	3,310	12

Lancaster Colony Corp.	10,550	1,574

Landec Corp.*	14,441	167

Limoneira Co.	8,689	128

Mission Produce, Inc.*	20,469	259

Sanderson Farms, Inc.	11,287	2,116

Seneca Foods Corp., Class A*	3,384	174

Simply Good Foods (The) Co.*	47,397	1,799

Sovos Brands, Inc.*	14,215	202

Tattooed Chef, Inc.*	26,087	328

Tootsie Roll Industries, Inc.	8,689	304

TreeHouse Foods, Inc.*	28,942	934

Utz Brands, Inc.	33,416	494

Vita Coco (The) Co., Inc.*	6,211	56

Vital Farms,Inc.*	13,577	168

Whole Earth Brands, Inc.*	20,679	148

		15,488

Gas Utilities – 1.1%

Brookfield Infrastructure Corp., Class A	35,369	2,668

Chesapeake Utilities Corp.	9,581	1,320

New Jersey Resources Corp.	53,738	2,464

Northwest Natural Holding Co.	16,997	879

ONE Gas, Inc.	29,293	2,585

South Jersey Industries, Inc.	57,299	1,980

Southwest Gas Holdings, Inc.	36,666	2,871

Spire, Inc.	28,126	2,018

		16,785

Health Care Equipment & Supplies – 3.4%

Accelerate Diagnostics, Inc.*	17,790	26

Accuray, Inc.*	51,818	172

Acutus Medical, Inc.*	10,715	15

Alphatec Holdings, Inc.*	39,587	455

AngioDynamics, Inc.*	20,950	451

Apyx Medical Corp.*	17,233	113

Artivion, Inc.*	20,998	449

Asensus Surgical, Inc.*	120,093	75

Aspira Women’s Health, Inc.*	38,960	41

AtriCure, Inc.*	24,947	1,638

Atrion Corp.	778	555

Avanos Medical, Inc.*	26,853	900

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Health Care Equipment & Supplies – 3.4% continued

Axogen, Inc.*	21,375	$170

Axonics, Inc.*	25,543	1,599

BioLife Solutions, Inc.*	5,741	130

Bioventus, Inc., Class A*	15,486	218

Butterfly Network, Inc.*	74,732	356

Cardiovascular Systems, Inc.*	22,212	502

Cerus Corp.*	94,245	517

ClearPoint Neuro, Inc.*	10,258	107

CONMED Corp.	16,154	2,400

CryoPort, Inc.*	22,683	792

Cue Health, Inc.*	7,405	48

Cutera, Inc.*	9,712	670

CVRx, Inc.*	6,564	39

CytoSorbents Corp.*	22,145	71

DarioHealth Corp.*	7,258	42

Eargo, Inc.*	15,260	81

Glaukos Corp.*	25,354	1,466

Haemonetics Corp.*	28,080	1,775

Heska Corp.*	5,454	754

Inari Medical, Inc.*	19,166	1,737

Inogen, Inc.*	10,954	355

Integer Holdings Corp.*	18,295	1,474

Intersect ENT, Inc.*	18,587	521

Invacare Corp.*	18,259	26

iRadimed Corp.	3,500	157

iRhythm Technologies, Inc.*	16,419	2,585

Lantheus Holdings, Inc.*	37,469	2,072

LeMaitre Vascular, Inc.	10,581	492

LivaNova PLC*	29,748	2,434

Lucid Diagnostics, Inc.*	2,598	9

Meridian Bioscience, Inc.*	23,747	616

Merit Medical Systems, Inc.*	28,553	1,899

Mesa Laboratories, Inc.	2,769	706

Natus Medical, Inc.*	18,621	489

Neogen Corp.*	59,894	1,847

Neuronetics, Inc.*	13,737	42

NeuroPace, Inc.*	3,785	31

Nevro Corp.*	19,272	1,394

NuVasive, Inc.*	28,847	1,636

OraSure Technologies, Inc.*	39,508	268

Ortho Clinical Diagnostics Holdings PLC*	66,909	1,249

Orthofix Medical, Inc.*	10,680	349

OrthoPediatrics Corp.*	7,639	412

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   205   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Health Care Equipment & Supplies – 3.4% continued

Outset Medical, Inc.*	26,115	$1,186

Paragon 28, Inc.*	5,088	85

PAVmed, Inc.*	38,749	51

PROCEPT BioRobotics Corp.*	4,011	140

Pulmonx Corp.*	14,729	365

Pulse Biosciences, Inc.*	7,495	36

Quotient Ltd.*	42,278	51

Retractable Technologies, Inc.*	9,348	44

RxSight, Inc.*	9,902	123

SeaSpine Holdings Corp.*	17,569	214

Senseonics Holdings, Inc.*	238,699	470

Shockwave Medical, Inc.*	18,776	3,893

SI-BONE, Inc.*	17,985	406

Sientra, Inc.*	29,636	66

Sight Sciences, Inc.*	12,574	145

Silk Road Medical, Inc.*	19,195	793

STAAR Surgical Co.*	26,463	2,115

Stereotaxis, Inc.*	27,468	102

Surmodics, Inc.*	7,635	346

Tactile Systems Technology, Inc.*	10,596	214

Talis Biomedical Corp.*	7,573	11

TransMedics Group, Inc.*	14,318	386

Treace Medical Concepts, Inc.*	16,607	314

UFP Technologies, Inc.*	3,820	253

Utah Medical Products, Inc.	1,891	170

Vapotherm, Inc.*	12,583	175

Varex Imaging Corp.*	21,373	455

ViewRay, Inc.*	84,301	330

Zynex, Inc.	12,904	80

		52,446

Health Care Providers & Services – 3.0%

1Life Healthcare, Inc.*	63,355	702

Accolade, Inc.*	28,617	502

AdaptHealth Corp.*	39,971	641

Addus HomeCare Corp.*	8,598	802

Agiliti, Inc.*	12,974	274

AirSculpt Technologies, Inc.*	3,406	47

Alignment Healthcare, Inc.*	43,793	492

AMN Healthcare Services, Inc.*	26,215	2,735

Apollo Medical Holdings, Inc.*	20,983	1,017

Aveanna Healthcare Holdings, Inc.*	20,826	71

Biodesix, Inc.*	8,948	15

Brookdale Senior Living, Inc.*	103,119	727

Castle Biosciences, Inc.*	11,912	534

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Health Care Providers & Services – 3.0% continued

Community Health Systems, Inc.*	69,148	$821

CorVel Corp.*	4,800	808

Covetrus, Inc.*	57,751	970

Cross Country Healthcare, Inc.*	19,813	429

Ensign Group (The), Inc.	29,237	2,632

Fulgent Genetics, Inc.*	11,620	725

Hanger, Inc.*	21,082	386

HealthEquity, Inc.*	45,515	3,070

InfuSystem Holdings, Inc.*	10,061	99

Innovage Holding Corp.*	9,916	64

Invitae Corp.*	112,170	894

Joint (The) Corp.*	7,633	270

LHC Group, Inc.*	17,002	2,867

LifeStance Health Group, Inc.*	40,079	405

MEDNAX, Inc.*	42,428	996

ModivCare, Inc.*	6,927	799

National HealthCare Corp.	6,931	487

National Research Corp.	7,718	306

Ontrak, Inc.*	7,736	18

Option Care Health, Inc.*	88,482	2,527

Owens & Minor, Inc.	40,343	1,776

Patterson Cos., Inc.	47,634	1,542

Pennant Group (The), Inc.*	14,185	264

PetIQ, Inc.*	14,873	363

Privia Health Group, Inc.*	23,362	624

Progyny, Inc.*	35,903	1,845

R1 RCM, Inc.*	66,103	1,769

RadNet, Inc.*	25,387	568

Select Medical Holdings Corp.	61,558	1,477

Sharps Compliance Corp.*	9,247	55

SOC Telemed, Inc.*	32,714	98

Surgery Partners, Inc.*	19,126	1,053

Tenet Healthcare Corp.*	59,064	5,077

Tivity Health, Inc.*	24,635	792

U.S. Physical Therapy, Inc.	7,147	711

Viemed Healthcare, Inc.*	20,350	101

		46,247

Health Care Technology – 1.0%

Allscripts Healthcare Solutions, Inc.*	67,576	1,522

American Well Corp., Class A*	102,757	433

Computer Programs and Systems, Inc.*	7,781	268

Convey Health Solutions Holdings, Inc.*	7,180	47

Evolent Health, Inc., Class A*	44,376	1,433

See Notes to the Financial Statements.

EQUITY FUNDS   206   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Health Care Technology – 1.0% continued

Forian, Inc.*	10,115	$70

Health Catalyst, Inc.*	29,338	767

HealthStream, Inc.*	13,954	278

iCAD, Inc.*	13,093	58

Inspire Medical Systems, Inc.*	14,967	3,842

Multiplan Corp.*	179,803	842

NantHealth, Inc.*	12,656	10

NextGen Healthcare, Inc.*	30,869	645

Omnicell, Inc.*	24,350	3,153

OptimizeRx Corp.*	9,482	358

Phreesia, Inc.*	27,810	733

Schrodinger, Inc.*	25,274	862

Simulations Plus, Inc.	8,448	431

Tabula Rasa HealthCare, Inc.*	11,172	64

		15,816

Hotels, Restaurants & Leisure – 2.4%

Accel Entertainment, Inc.*	31,101	379

Bally’s Corp.*	18,256	561

Biglari Holdings, Inc., Class B*	433	63

BJ’s Restaurants, Inc.*	12,699	359

Bloomin’ Brands, Inc.	49,352	1,083

Bluegreen Vacations Holding Corp.*	7,907	234

Brinker International, Inc.*	24,467	934

Carrols Restaurant Group, Inc.	20,836	47

Century Casinos, Inc.*	15,055	180

Cheesecake Factory (The), Inc.*	25,666	1,021

Chuy’s Holdings, Inc.*	10,989	297

Cracker Barrel Old Country Store, Inc.	13,217	1,569

Dave & Buster’s Entertainment, Inc.*	24,439	1,200

Denny’s Corp.*	34,751	497

Dine Brands Global, Inc.	9,111	710

Drive Shack, Inc.*	44,549	69

El Pollo Loco Holdings, Inc.*	10,561	123

Esports Technologies, Inc.*	7,688	52

Everi Holdings, Inc.*	47,669	1,001

F45 Training Holdings, Inc.*	17,808	190

Fiesta Restaurant Group, Inc.*	9,036	67

First Watch Restaurant Group, Inc.*	6,096	80

Full House Resorts, Inc.*	18,071	174

GAN Ltd.*	22,188	107

Golden Entertainment, Inc.*	9,570	556

Golden Nugget Online Gaming, Inc.*	22,040	157

Hall of Fame Resort & Entertainment Co.*	29,397	33

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Hotels, Restaurants & Leisure – 2.4% continued

Hilton Grand Vacations, Inc.*	47,636	$2,477

International Game Technology PLC	55,643	1,373

Jack in the Box, Inc.	11,702	1,093

Krispy Kreme, Inc.	47,458	705

Kura Sushi U.S.A., Inc., Class A*	2,536	140

Life Time Group Holdings, Inc.*	21,509	313

Lindblad Expeditions Holdings, Inc.*	16,959	256

Monarch Casino & Resort, Inc.*	7,329	639

Nathan’s Famous, Inc.	1,541	83

NEOGAMES S.A.*	5,713	88

Noodles & Co.*	22,470	134

ONE Group Hospitality (The), Inc.*	11,504	121

Papa John’s International, Inc.	18,394	1,936

PlayAGS, Inc.*	14,455	96

Portillo’s, Inc., Class A*	12,556	308

RCI Hospitality Holdings, Inc.	4,925	303

Red Robin Gourmet Burgers, Inc.*	8,649	146

Red Rock Resorts, Inc., Class A	29,983	1,456

Rush Street Interactive, Inc.*	29,034	211

Ruth’s Hospitality Group, Inc.	18,516	424

Scientific Games Corp.*	53,516	3,144

SeaWorld Entertainment, Inc.*	27,912	2,078

Shake Shack, Inc., Class A*	20,864	1,417

Sweetgreen, Inc., Class A*	6,983	223

Target Hospitality Corp.*	13,258	79

Texas Roadhouse, Inc.	38,920	3,259

Wingstop, Inc.	16,608	1,949

Xponential Fitness, Inc., Class A*	6,905	162

		36,356

Household Durables – 1.6%

Aterian, Inc.*	13,959	34

Bassett Furniture Industries, Inc.	4,816	80

Beazer Homes U.S.A., Inc.*	16,163	246

Cavco Industries, Inc.*	5,142	1,238

Century Communities, Inc.	16,753	898

Ethan Allen Interiors, Inc.	12,627	329

Flexsteel Industries, Inc.	3,205	62

GoPro, Inc., Class A*	71,729	612

Green Brick Partners, Inc.*	16,967	335

Hamilton Beach Brands Holding Co., Class A	4,044	47

Helen of Troy Ltd.*	13,409	2,626

Hooker Furnishings Corp.	6,513	123

Hovnanian Enterprises, Inc., Class A*	2,860	169

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   207   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Household Durables – 1.6% continued

Installed Building Products, Inc.	13,214	$1,117

iRobot Corp.*	14,976	950

KB Home	44,274	1,434

Landsea Homes Corp.*	5,757	49

La-Z-Boy, Inc.	24,609	649

Legacy Housing Corp.*	4,295	92

LGI Homes, Inc.*	12,028	1,175

Lifetime Brands, Inc.	6,622	85

Lovesac (The) Co.*	7,051	381

M/I Homes, Inc.*	16,016	710

MDC Holdings, Inc.	31,934	1,208

Meritage Homes Corp.*	20,552	1,628

Purple Innovation, Inc.*	31,809	186

Skyline Champion Corp.*	29,232	1,604

Snap One Holdings Corp.*	9,962	147

Sonos, Inc.*	71,393	2,015

Taylor Morrison Home Corp.*	66,653	1,814

Traeger, Inc.*	17,835	133

Tri Pointe Homes, Inc.*	61,132	1,228

Tupperware Brands Corp.*	27,223	530

Universal Electronics, Inc.*	7,184	224

VOXX International Corp.*	8,095	81

Vuzix Corp.*	32,429	214

Weber, Inc., Class A	11,930	117

		24,570

Household Products – 0.2%

Central Garden & Pet Co.*	5,611	247

Central Garden & Pet Co., Class A*	22,096	901

Energizer Holdings, Inc.	36,930	1,136

Oil-Dri Corp. of America	2,695	77

WD-40 Co.	7,607	1,394

		3,755

Independent Power & Renewable Electricity Producers – 0.4%

Clearway Energy, Inc., Class A	19,517	650

Clearway Energy, Inc., Class C	45,484	1,661

Ormat Technologies, Inc.	25,216	2,063

Sunnova Energy International, Inc.*	47,920	1,105

		5,479

Insurance – 1.9%

Ambac Financial Group, Inc.*	25,121	261

American Equity Investment Life Holding Co.	46,035	1,837

American National Group, Inc.	4,140	783

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Insurance – 1.9% continued

AMERISAFE, Inc.	10,706	$532

Argo Group International Holdings Ltd.	17,652	729

Bright Health Group, Inc.*	144,507	279

BRP Group, Inc., Class A*	26,434	709

Citizens, Inc.*	27,819	118

CNO Financial Group, Inc.	66,591	1,671

Crawford & Co., Class A	9,562	72

Donegal Group, Inc., Class A	8,151	109

eHealth, Inc.*	13,642	169

Employers Holdings, Inc.	15,543	638

Enstar Group Ltd.*	6,903	1,803

Genworth Financial, Inc., Class A*	282,180	1,067

Goosehead Insurance, Inc., Class A	10,077	792

Greenlight Capital Re Ltd., Class A*	14,564	103

HCI Group, Inc.	3,128	213

Heritage Insurance Holdings, Inc.	13,915	99

Horace Mann Educators Corp.	23,221	971

Investors Title Co.	720	146

James River Group Holdings Ltd.	20,227	500

Kinsale Capital Group, Inc.	11,962	2,728

Maiden Holdings Ltd.*	36,283	87

MBIA, Inc.*	26,466	407

MetroMile, Inc.*	65,772	87

National Western Life Group, Inc., Class A	1,416	298

NI Holdings, Inc.*	4,425	75

Palomar Holdings, Inc.*	13,692	876

ProAssurance Corp.	29,970	806

RLI Corp.	22,219	2,458

Safety Insurance Group, Inc.	8,034	730

Selective Insurance Group, Inc.	32,996	2,948

Selectquote, Inc.*	74,051	207

SiriusPoint Ltd.*	49,815	373

Stewart Information Services Corp.	14,838	899

Tiptree, Inc.	12,963	167

Trean Insurance Group, Inc.*	9,494	45

Trupanion, Inc.*	21,254	1,894

United Fire Group, Inc.	11,607	361

United Insurance Holdings Corp.	10,949	36

Universal Insurance Holdings, Inc.	14,971	202

		29,285

Interactive Media & Services – 0.6%

Cargurus, Inc.*	53,107	2,255

Cars.com, Inc.*	38,126	550

See Notes to the Financial Statements.

EQUITY FUNDS   208   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Interactive Media & Services – 0.6% continued

Eventbrite, Inc., Class A*	42,705	$631

EverQuote, Inc., Class A*	10,826	175

fuboTV, Inc.*	75,497	496

Liberty TripAdvisor Holdings, Inc., Class A*	42,199	86

MediaAlpha, Inc., Class A*	11,728	194

Outbrain, Inc.*	13,716	147

QuinStreet, Inc.*	27,733	322

Society Pass, Inc.*	1,578	5

TrueCar, Inc.*	52,683	208

Yelp, Inc.*	39,903	1,361

Ziff Davis, Inc.*	24,147	2,337

		8,767

Internet & Direct Marketing Retail – 0.4%

1-800-Flowers.com, Inc., Class A*	14,717	188

1stdibs.com, Inc.*	11,526	92

aka Brands Holding Corp.*	4,978	22

CarParts.com, Inc.*	27,011	181

Duluth Holdings, Inc., Class B*	6,303	77

Groupon, Inc.*	13,018	250

Lands’ End, Inc.*	7,945	134

Liquidity Services, Inc.*	12,695	217

Lulu’s Fashion Lounge Holdings, Inc.*	3,040	21

Overstock.com, Inc.*	23,931	1,053

PetMed Express, Inc.	11,246	290

Porch Group, Inc.*	41,677	290

Quotient Technology, Inc.*	49,644	317

RealReal (The), Inc.*	44,201	321

Rent the Runway, Inc., Class A*	8,430	58

Revolve Group, Inc.*	20,009	1,074

Shutterstock, Inc.	13,012	1,211

Stitch Fix, Inc., Class A*	45,429	458

Xometry, Inc., Class A*	13,762	506

		6,760

IT Services – 1.5%

BigCommerce Holdings, Inc., Class 1*	27,027	592

Brightcove, Inc.*	22,488	175

Cantaloupe, Inc.*	32,409	219

Cass Information Systems, Inc.	7,809	288

Conduent, Inc.*	93,679	483

CSG Systems International, Inc.	17,956	1,142

DigitalOcean Holdings, Inc.*	28,242	1,634

EVERTEC, Inc.	33,710	1,380

Evo Payments, Inc., Class A*	26,457	611

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

IT Services – 1.5% continued

ExlService Holdings, Inc.*	18,257	$2,616

Flywire Corp.*	31,029	949

GreenBox POS*	9,764	41

Grid Dynamics Holdings, Inc.*	25,109	354

Hackett Group (The), Inc.	13,548	313

I3 Verticals, Inc., Class A*	11,812	329

IBEX Holdings Ltd.*	3,158	50

International Money Express, Inc.*	17,852	368

Limelight Networks, Inc.*	68,996	360

LiveRamp Holdings, Inc.*	36,795	1,376

Maximus, Inc.	34,068	2,553

MoneyGram International, Inc.*	49,428	522

Paya Holdings, Inc.*	47,337	277

Perficient, Inc.*	18,111	1,994

Priority Technology Holdings, Inc.*	6,494	37

Rackspace Technology, Inc.*	30,134	336

Remitly Global, Inc.*	6,914	68

Repay Holdings Corp.*	48,371	715

StarTek, Inc.*	9,361	42

TTEC Holdings, Inc.	10,281	848

Tucows, Inc., Class A*	5,508	376

Unisys Corp.*	36,550	790

Verra Mobility Corp.*	84,744	1,380

		23,218

Leisure Products – 0.5%

Acushnet Holdings Corp.	19,093	769

American Outdoor Brands, Inc.*	7,832	103

AMMO, Inc.*	49,634	238

Callaway Golf Co.*	64,508	1,511

Clarus Corp.	14,830	338

Escalade, Inc.	5,085	67

Genius Brands International, Inc.*	156,259	159

Johnson Outdoors, Inc., Class A	2,987	232

Latham Group, Inc.*	23,885	316

Malibu Boats, Inc., Class A*	11,581	672

Marine Products Corp.	4,933	57

MasterCraft Boat Holdings, Inc.*	9,983	246

Nautilus, Inc.*	15,545	64

Smith & Wesson Brands, Inc.	26,448	400

Solo Brands, Inc., Class A*	8,647	74

Sturm Ruger & Co., Inc.	9,570	666

Vista Outdoor, Inc.*	31,199	1,113

		7,025

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   209   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Life Sciences Tools & Services – 0.6%

Absci Corp.*	31,165	$263

Akoya Biosciences, Inc.*	6,996	77

Alpha Teknova, Inc.*	3,714	51

Berkeley Lights, Inc.*	26,830	191

Bionano Genomics, Inc.*	161,164	416

ChromaDex Corp.*	25,198	62

Codex DNA, Inc.*	5,258	28

Codexis, Inc.*	33,640	694

Cytek Biosciences, Inc.*	54,384	586

Fluidigm Corp.*	42,107	151

Harvard Bioscience, Inc.*	20,874	130

Inotiv, Inc.*	9,751	255

IsoPlexis Corp.*	4,386	15

MaxCyte, Inc.*	56,036	392

Medpace Holdings, Inc.*	16,140	2,640

NanoString Technologies, Inc.*	25,356	881

NeoGenomics, Inc.*	63,347	770

Pacific Biosciences of California, Inc.*	108,372	986

Personalis, Inc.*	19,918	163

Quanterix Corp.*	17,291	505

Rapid Micro Biosystems, Inc., Class A*	9,056	62

Seer, Inc.*	22,990	350

Singular Genomics Systems, Inc.*	26,525	167

		9,835

Machinery – 3.6%

AgEagle Aerial Systems, Inc.*	36,404	43

Alamo Group, Inc.	5,541	797

Albany International Corp., Class A	17,140	1,445

Altra Industrial Motion Corp.	36,122	1,406

Astec Industries, Inc.	12,652	544

Barnes Group, Inc.	26,394	1,061

Blue Bird Corp.*	9,686	182

Chart Industries, Inc.*	20,318	3,490

CIRCOR International, Inc.*	10,177	271

Columbus McKinnon Corp.	15,553	659

Commercial Vehicle Group, Inc.*	17,764	150

Desktop Metal, Inc., Class A*	104,607	496

Douglas Dynamics, Inc.	12,709	440

Energy Recovery, Inc.*	23,261	468

Enerpac Tool Group Corp.	33,771	739

EnPro Industries, Inc.	11,489	1,123

ESCO Technologies, Inc.	14,273	998

Evoqua Water Technologies Corp.*	64,373	3,024

Federal Signal Corp.	33,533	1,132

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Machinery – 3.6% continued

Franklin Electric Co., Inc.	25,723	$2,136

Gorman-Rupp (The) Co.	12,753	458

Greenbrier (The) Cos., Inc.	17,744	914

Helios Technologies, Inc.	18,000	1,445

Hillenbrand, Inc.	40,604	1,793

Hydrofarm Holdings Group, Inc.*	22,085	335

Hyliion Holdings Corp.*	64,766	287

Hyster-Yale Materials Handling, Inc.	5,521	183

Ideanomics, Inc.*	272,872	306

John Bean Technologies Corp.	17,466	2,069

Kadant, Inc.	6,411	1,245

Kennametal, Inc.	46,610	1,334

Lindsay Corp.	6,071	953

Luxfer Holdings PLC	15,215	256

Manitowoc (The) Co., Inc.*	18,960	286

Mayville Engineering Co., Inc.*	4,789	45

Meritor, Inc.*	37,742	1,343

Miller Industries, Inc.	6,131	173

Mueller Industries, Inc.	31,217	1,691

Mueller Water Products, Inc., Class A	86,230	1,114

Nikola Corp.*	127,278	1,363

NN, Inc.*	23,071	66

Omega Flex, Inc.	1,712	222

Park-Ohio Holdings Corp.	4,986	70

Proto Labs, Inc.*	15,492	820

RBC Bearings, Inc.*	15,557	3,016

REV Group, Inc.	19,649	263

Shyft Group (The), Inc.	19,263	696

SPX Corp.*	24,438	1,207

SPX FLOW, Inc.	23,361	2,014

Standex International Corp.	6,671	667

Tennant Co.	10,269	809

Terex Corp.	38,086	1,358

Titan International, Inc.*	28,199	415

Trinity Industries, Inc.	42,929	1,475

Wabash National Corp.	26,829	398

Watts Water Technologies, Inc., Class A	15,293	2,135

Welbilt, Inc.*	72,752	1,728

		55,556

Marine – 0.3%

Costamare, Inc.	29,135	497

Eagle Bulk Shipping, Inc.	4,931	336

Genco Shipping & Trading Ltd.	17,730	419

See Notes to the Financial Statements.

EQUITY FUNDS   210   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Marine – 0.3% continued

Matson, Inc.	23,119	$2,788

Safe Bulkers, Inc.	34,976	166

		4,206

Media – 1.0%

Advantage Solutions, Inc.*	42,200	269

AMC Networks, Inc., Class A*	16,215	659

Audacy, Inc.*	65,195	188

Boston Omaha Corp., Class A*	11,256	286

Cardlytics, Inc.*	18,048	992

Clear Channel Outdoor Holdings, Inc.*	202,445	700

comScore, Inc.*	36,663	107

Daily Journal Corp.*	668	208

Digital Media Solutions, Inc., Class A*	1,588	6

Emerald Holding, Inc.*	12,734	43

Entravision Communications Corp., Class A	33,223	213

EW Scripps (The) Co., Class A*	32,046	666

Fluent, Inc.*	23,187	48

Gannett Co., Inc.*	77,707	350

Gray Television, Inc.	47,615	1,051

Hemisphere Media Group, Inc.*	9,914	45

iHeartMedia, Inc., Class A*	62,363	1,181

Integral Ad Science Holding Corp.*	18,064	249

John Wiley & Sons, Inc., Class A	24,014	1,274

Magnite, Inc.*	72,384	956

National CineMedia, Inc.	32,477	83

Scholastic Corp.	15,425	621

Sinclair Broadcast Group, Inc., Class A	25,642	719

Stagwell, Inc.*	34,052	247

TechTarget, Inc.*	14,560	1,183

TEGNA, Inc.	123,026	2,756

Thryv Holdings, Inc.*	4,257	120

WideOpenWest, Inc.*	29,250	510

		15,730

Metals & Mining – 1.5%

Allegheny Technologies, Inc.*	70,910	1,903

Arconic Corp.*	59,485	1,524

Carpenter Technology Corp.	26,572	1,115

Century Aluminum Co.*	28,609	753

Coeur Mining, Inc.*	143,402	638

Commercial Metals Co.	66,807	2,780

Compass Minerals International, Inc.	19,042	1,196

Constellium S.E.*	69,209	1,246

Gatos Silver, Inc.*	24,595	106

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Metals & Mining – 1.5% continued

Haynes International, Inc.	6,679	$285

Hecla Mining Co.	296,031	1,945

Kaiser Aluminum Corp.	8,812	830

Materion Corp.	11,352	973

MP Materials Corp.*	42,214	2,421

Novagold Resources, Inc.*	132,315	1,023

Olympic Steel, Inc.	5,222	201

Perpetua Resources Corp.*	16,586	68

PolyMet Mining Corp.*	15,446	65

Ryerson Holding Corp.	9,065	317

Schnitzer Steel Industries, Inc., Class A	14,642	760

SunCoke Energy, Inc.	46,628	415

TimkenSteel Corp.*	25,593	560

Warrior Met Coal, Inc.	28,637	1,063

Worthington Industries, Inc.	18,415	947

		23,134

Mortgage Real Estate Investment Trusts – 1.3%

AFC Gamma, Inc.	8,552	163

Angel Oak Mortgage, Inc.	5,640	93

Apollo Commercial Real Estate Finance, Inc.	77,827	1,084

Arbor Realty Trust, Inc.	79,894	1,363

Ares Commercial Real Estate Corp.	24,741	384

ARMOUR Residential REIT, Inc.	50,109	421

Blackstone Mortgage Trust, Inc., Class A	87,316	2,776

BrightSpire Capital, Inc.	46,628	431

Broadmark Realty Capital, Inc.	71,544	619

Chicago Atlantic Real Estate Finance, Inc.	3,418	61

Chimera Investment Corp.	130,578	1,572

Dynex Capital, Inc.	19,905	322

Ellington Financial, Inc.	30,045	533

Franklin BSP Realty Trust, Inc.	19,870	278

Granite Point Mortgage Trust, Inc.	30,164	335

Great Ajax Corp.	12,023	141

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	42,671	2,024

Invesco Mortgage Capital, Inc.	176,325	402

KKR Real Estate Finance Trust, Inc.	19,470	401

Ladder Capital Corp.	63,325	752

MFA Financial, Inc.	246,088	992

New York Mortgage Trust, Inc.	212,510	776

Orchid Island Capital, Inc.	77,223	251

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   211   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Mortgage Real Estate Investment Trusts – 1.3% continued

PennyMac Mortgage Investment Trust	54,651	$923

Ready Capital Corp.	37,265	561

Redwood Trust, Inc.	63,843	672

TPG RE Finance Trust, Inc.	33,834	400

Two Harbors Investment Corp.	191,597	1,060

		19,790

Multiline Retail – 0.4%

Big Lots, Inc.	16,643	576

Dillard’s, Inc., Class A	3,040	816

Franchise Group, Inc.	15,799	655

Macy’s, Inc.	168,000	4,092

		6,139

Multi-Utilities – 0.4%

Avista Corp.	39,353	1,777

Black Hills Corp.	35,534	2,737

NorthWestern Corp.	30,146	1,823

PNM Resources, Inc. - (Fractional Shares)(3)	50,000	—

Unitil Corp.	8,716	435

		6,772

Oil, Gas & Consumable Fuels – 5.4%

Aemetis, Inc.*	14,919	189

Alto Ingredients, Inc.*	39,459	269

Antero Resources Corp.*	159,147	4,859

Arch Resources, Inc.	8,407	1,155

Berry Corp.	37,221	384

Brigham Minerals, Inc., Class A	24,458	625

California Resources Corp.	45,107	2,018

Callon Petroleum Co.*	26,805	1,584

Centennial Resource Development, Inc., Class A*	102,664	828

Centrus Energy Corp., Class A*	5,354	180

Chesapeake Energy Corp.	58,352	5,077

Civitas Resources, Inc.	24,190	1,444

Clean Energy Fuels Corp.*	86,526	687

CNX Resources Corp.*	112,200	2,325

Comstock Resources, Inc.*	50,546	660

CONSOL Energy, Inc.*	19,061	717

Crescent Energy, Inc., Class A	16,220	281

CVR Energy, Inc.	16,325	417

Delek U.S. Holdings, Inc.*	36,644	778

Denbury, Inc.*	28,064	2,205

DHT Holdings, Inc.	76,944	446

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Oil, Gas & Consumable Fuels – 5.4% continued

Dorian LPG Ltd.	17,597	$255

Earthstone Energy, Inc., Class A*	17,287	218

Energy Fuels, Inc.*	86,150	788

Equitrans Midstream Corp.	227,649	1,921

Falcon Minerals Corp.	20,884	141

Frontline Ltd.*	68,530	603

Gevo, Inc.*	109,795	514

Golar LNG Ltd.*	56,325	1,396

Green Plains, Inc.*	26,592	825

HighPeak Energy, Inc.	2,749	61

International Seaways, Inc.	25,815	466

Kinetik Holdings, Inc.	1,717	112

Kosmos Energy Ltd.*	249,784	1,796

Laredo Petroleum, Inc.*	6,944	549

Magnolia Oil & Gas Corp., Class A	80,234	1,897

Matador Resources Co.	61,606	3,264

Murphy Oil Corp.	81,540	3,293

Nordic American Tankers Ltd.	92,927	198

Northern Oil and Gas, Inc.	34,084	961

Oasis Petroleum, Inc.	11,026	1,613

Ovintiv, Inc.	145,786	7,883

Par Pacific Holdings, Inc.*	24,690	321

PBF Energy, Inc., Class A*	53,616	1,307

PDC Energy, Inc.	54,242	3,942

Peabody Energy Corp.*	49,500	1,214

Range Resources Corp.*	132,981	4,040

Ranger Oil Corp., Class A*	11,718	405

Renewable Energy Group, Inc.*	24,913	1,511

REX American Resources Corp.*	2,929	292

Riley Exploration Permian, Inc.	5,918	148

Scorpio Tankers, Inc.	27,270	583

SFL Corp. Ltd.	69,241	705

SM Energy Co.	66,753	2,600

Southwestern Energy Co.*	565,356	4,054

Talos Energy, Inc.*	20,353	321

Teekay Corp.*	36,694	116

Teekay Tankers Ltd., Class A*	13,160	182

Tellurian, Inc.*	206,573	1,095

Uranium Energy Corp.*	147,321	676

Ur-Energy, Inc.*	100,973	162

W&T Offshore, Inc.*	51,771	198

Whiting Petroleum Corp.	21,921	1,787

World Fuel Services Corp.	34,733	939

		82,480

See Notes to the Financial Statements.

EQUITY FUNDS   212   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Paper & Forest Products – 0.1%

Clearwater Paper Corp.*	9,107	$255

Glatfelter Corp.	24,175	299

Neenah, Inc.	9,312	370

Schweitzer-Mauduit International, Inc.	17,558	483

		1,407

Personal Products – 0.6%

Beauty Health (The) Co.*	48,579	820

BellRing Brands, Inc.*	62,730	1,448

Edgewell Personal Care Co.	30,226	1,108

elf Beauty, Inc.*	26,970	697

Honest (The) Co., Inc.*	46,997	245

Inter Parfums, Inc.	9,964	877

Medifast, Inc.	6,407	1,094

Nature’s Sunshine Products, Inc.*	6,548	110

NewAge, Inc.*	72,193	42

Nu Skin Enterprises, Inc., Class A	27,690	1,326

Revlon, Inc., Class A*	3,816	31

Thorne HealthTech, Inc.*	3,501	22

USANA Health Sciences, Inc.*	6,708	533

Veru, Inc.*	35,580	172

		8,525

Pharmaceuticals – 1.5%

9 Meters Biopharma, Inc.*	115,184	69

Aclaris Therapeutics, Inc.*	28,504	491

Aerie Pharmaceuticals, Inc.*	23,399	213

Amneal Pharmaceuticals, Inc.*	55,077	230

Amphastar Pharmaceuticals, Inc.*	20,600	740

Ampio Pharmaceuticals, Inc.*	104,402	49

Amylyx Pharmaceuticals, Inc.*	5,416	70

Angion Biomedica Corp.*	12,104	26

ANI Pharmaceuticals, Inc.*	6,042	170

Antares Pharma, Inc.*	93,871	385

Arvinas, Inc.*	26,222	1,765

Atea Pharmaceuticals, Inc.*	35,676	258

Athira Pharma, Inc.*	17,820	241

Axsome Therapeutics, Inc.*	15,518	642

Cara Therapeutics, Inc.*	24,534	298

Cassava Sciences, Inc.*	21,326	792

CinCor Pharma, Inc.*	6,529	115

Citius Pharmaceuticals, Inc.*	70,081	125

Collegium Pharmaceutical, Inc.*	19,053	388

Corcept Therapeutics, Inc.*	48,864	1,100

CorMedix, Inc.*	21,555	118

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Pharmaceuticals – 1.5% continued

Cymabay Therapeutics, Inc.*	49,296	$153

DICE Therapeutics, Inc.*	7,695	147

Durect Corp.*	116,510	78

Edgewise Therapeutics, Inc.*	21,369	207

Endo International PLC*	126,563	292

Esperion Therapeutics, Inc.*	32,527	151

Evolus, Inc.*	18,335	206

EyePoint Pharmaceuticals, Inc.*	13,983	170

Fulcrum Therapeutics, Inc.*	15,187	359

Harmony Biosciences Holdings, Inc.*	12,797	623

Ikena Oncology, Inc.*	15,325	94

Innoviva, Inc.*	23,930	463

Intra-Cellular Therapies, Inc.*	44,717	2,736

Kala Pharmaceuticals, Inc.*	25,742	36

Kaleido Biosciences, Inc.*	10,214	17

KemPharm, Inc.*	15,356	77

Landos Biopharma, Inc.*	2,159	3

Marinus Pharmaceuticals, Inc.*	20,421	191

Mind Medicine MindMed, Inc.*	173,646	193

NGM Biopharmaceuticals, Inc.*	17,400	265

Nuvation Bio, Inc.*	88,823	467

Ocular Therapeutix, Inc.*	42,358	210

Omeros Corp.*	33,298	200

Oramed Pharmaceuticals, Inc.*	20,959	181

Pacira BioSciences, Inc.*	24,581	1,876

Paratek Pharmaceuticals, Inc.*	27,110	81

Phathom Pharmaceuticals, Inc.*	11,187	152

Phibro Animal Health Corp., Class A	11,291	225

Pliant Therapeutics, Inc.*	13,319	93

Prestige Consumer Healthcare, Inc.*	27,857	1,475

Provention Bio, Inc.*	30,636	224

Rain Therapeutics, Inc.*	8,049	41

Reata Pharmaceuticals, Inc., Class A*	15,330	502

Relmada Therapeutics, Inc.*	13,927	376

Revance Therapeutics, Inc.*	39,145	763

Seelos Therapeutics, Inc.*	52,496	44

SIGA Technologies, Inc.*	26,642	189

Supernus Pharmaceuticals, Inc.*	27,381	885

Tarsus Pharmaceuticals, Inc.*	4,529	76

Terns Pharmaceuticals, Inc.*	7,317	22

TherapeuticsMD, Inc.*	209,957	80

Theravance Biopharma, Inc.*	33,132	317

Theseus Pharmaceuticals, Inc.*	6,515	75

Ventyx Biosciences, Inc.*	5,266	71

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   213   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Pharmaceuticals – 1.5% continued

Verrica Pharmaceuticals, Inc.*	7,940	$64

WaVe Life Sciences Ltd.*	22,011	44

		23,479
Professional Services – 1.8%

Acacia Research Corp.*	25,674	116

ASGN, Inc.*	28,285	3,301

Atlas Technical Consultants, Inc.*	8,032	97

Barrett Business Services, Inc.	4,132	320

CBIZ, Inc.*	27,274	1,145

CRA International, Inc.	4,050	341

Exponent, Inc.	28,886	3,121

First Advantage Corp.*	30,701	620

Forrester Research, Inc.*	6,233	352

Franklin Covey Co.*	6,954	315

Heidrick & Struggles International, Inc.	10,669	422

HireQuest, Inc.	2,793	53

HireRight Holdings Corp.*	12,393	212

Huron Consulting Group, Inc.*	12,121	555

ICF International, Inc.	10,308	970

Insperity, Inc.	20,216	2,030

KBR, Inc.	78,624	4,303

Kelly Services, Inc., Class A	19,430	422

Kforce, Inc.	11,266	833

Korn Ferry	29,961	1,946

ManTech International Corp., Class A	15,232	1,313

Mistras Group, Inc.*	11,742	78

Resources Connection, Inc.	17,022	292

Sterling Check Corp.*	9,155	242

TriNet Group, Inc.*	22,542	2,217

TrueBlue, Inc.*	19,460	562

Upwork, Inc.*	65,723	1,527

Willdan Group, Inc.*	6,154	189

		27,894

Real Estate Management & Development – 0.7%

Cushman & Wakefield PLC*	77,083	1,581

Douglas Elliman, Inc.	39,705	290

eXp World Holdings, Inc.	34,942	740

Fathom Holdings, Inc.*	3,997	43

Forestar Group, Inc.*	9,825	174

FRP Holdings, Inc.*	3,672	212

Kennedy-Wilson Holdings, Inc.	65,911	1,608

Marcus & Millichap, Inc.	13,099	690

Newmark Group, Inc., Class A	93,566	1,490

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Real Estate Management & Development – 0.7% continued

Rafael Holdings, Inc., Class B*	7,885	$20

RE/MAX Holdings, Inc., Class A	10,471	290

Realogy Holdings Corp.*	64,114	1,005

Redfin Corp.*	57,531	1,038

RMR Group (The), Inc., Class A	8,428	262

St. Joe (The) Co.	18,532	1,098

Tejon Ranch Co.*	11,506	210

		10,751

Road & Rail – 0.9%

ArcBest Corp.	14,087	1,134

Avis Budget Group, Inc.*	22,990	6,053

Covenant Logistics Group, Inc.	6,683	144

Daseke, Inc.*	22,165	223

Heartland Express, Inc.	26,605	374

HyreCar, Inc.*	9,376	22

Marten Transport Ltd.	33,196	590

P.A.M. Transportation Services, Inc.*	3,912	136

Saia, Inc.*	14,759	3,599

U.S. Xpress Enterprises, Inc., Class A*	14,506	56

Universal Logistics Holdings, Inc.	4,333	87

Werner Enterprises, Inc.	33,631	1,379

Yellow Corp.*	27,797	195

		13,992

Semiconductors & Semiconductor Equipment – 3.3%

Alpha & Omega Semiconductor Ltd.*	12,036	658

Ambarella, Inc.*	19,664	2,063

Amkor Technology, Inc.	56,790	1,234

Atomera, Inc.*	11,216	147

Axcelis Technologies, Inc.*	18,244	1,378

AXT, Inc.*	22,394	157

CEVA, Inc.*	12,627	513

CMC Materials, Inc.	15,791	2,928

Cohu, Inc.*	26,735	791

Credo Technology Group Holding Ltd.*	12,374	188

Diodes, Inc.*	24,249	2,109

FormFactor, Inc.*	43,284	1,819

Ichor Holdings Ltd.*	15,672	558

Impinj, Inc.*	10,565	671

Kopin Corp.*	42,919	109

Kulicke & Soffa Industries, Inc.	34,051	1,908

Lattice Semiconductor Corp.*	75,494	4,601

MACOM Technology Solutions Holdings, Inc.*	27,523	1,648

MaxLinear, Inc.*	39,493	2,304

See Notes to the Financial Statements.

EQUITY FUNDS   214   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Semiconductors & Semiconductor Equipment – 3.3% continued

Meta Materials, Inc.*	111,928	$187

NeoPhotonics Corp.*	29,094	443

NVE Corp.	2,634	144

Onto Innovation, Inc.*	27,094	2,354

PDF Solutions, Inc.*	16,760	467

Photronics, Inc.*	33,142	562

Power Integrations, Inc.	32,691	3,030

Rambus, Inc.*	60,383	1,926

Semtech Corp.*	36,007	2,497

Silicon Laboratories, Inc.*	21,046	3,161

SiTime Corp.*	8,991	2,228

SkyWater Technology, Inc.*	4,252	46

SMART Global Holdings, Inc.*	27,187	702

SunPower Corp.*	44,523	956

Synaptics, Inc.*	22,040	4,397

Ultra Clean Holdings, Inc.*	24,719	1,048

Veeco Instruments, Inc.*	27,785	756

		50,688

Software – 5.5%

8x8, Inc.*	63,047	794

A10 Networks, Inc.	33,150	462

ACI Worldwide, Inc.*	65,647	2,067

Agilysys, Inc.*	11,909	475

Alarm.com Holdings, Inc.*	26,332	1,750

Alkami Technology, Inc.*	15,705	225

Altair Engineering, Inc., Class A*	25,742	1,658

American Software, Inc., Class A	17,351	362

Appfolio, Inc., Class A*	10,623	1,203

Appian Corp.*	21,912	1,333

Arteris, Inc.*	2,667	35

Asana, Inc., Class A*	40,711	1,627

Avaya Holdings Corp.*	46,692	592

AvidXchange Holdings, Inc.*	13,981	112

Benefitfocus, Inc.*	13,295	168

Blackbaud, Inc.*	26,658	1,596

Blackline, Inc.*	30,201	2,211

Bottomline Technologies DE, Inc.*	24,495	1,388

Box, Inc., Class A*	75,753	2,201

BTRS Holdings, Inc., Class 1*	53,503	400

Cerence, Inc.*	21,904	791

ChannelAdvisor Corp.*	16,285	270

Cleanspark, Inc.*	22,383	277

CommVault Systems, Inc.*	24,670	1,637

Consensus Cloud Solutions, Inc.*	8,964	539

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Software – 5.5% continued

CoreCard Corp.*	4,018	$110

Couchbase, Inc.*	13,163	229

CS Disco, Inc.*	8,747	297

Digimarc Corp.*	7,035	185

Digital Turbine, Inc.*	50,530	2,214

Domo, Inc., Class B*	15,883	803

E2open Parent Holdings, Inc.*	110,802	976

Ebix, Inc.	14,648	486

eGain Corp.*	11,397	132

Enfusion, Inc., Class A*	12,011	153

EngageSmart, Inc.*	8,858	189

Envestnet, Inc.*	30,208	2,249

EverCommerce, Inc.*	16,817	222

GTY Technology Holdings, Inc.*	17,182	55

Instructure Holdings, Inc.*	6,715	135

Intapp, Inc.*	7,768	186

InterDigital, Inc.	17,242	1,100

JFrog Ltd.*	30,087	811

Kaltura, Inc.*	31,667	57

LivePerson, Inc.*	36,723	897

Marathon Digital Holdings, Inc.*	53,165	1,486

MeridianLink, Inc.*	12,756	231

MicroStrategy, Inc., Class A*	5,233	2,545

Mimecast Ltd.*	34,500	2,745

Mitek Systems, Inc.*	23,682	347

Model N, Inc.*	20,263	545

Momentive Global, Inc.*	73,767	1,199

ON24, Inc.*	15,519	204

OneSpan, Inc.*	19,910	287

PagerDuty, Inc.*	46,346	1,585

Ping Identity Holding Corp.*	33,899	930

Progress Software Corp.	24,477	1,153

PROS Holdings, Inc.*	22,297	743

Q2 Holdings, Inc.*	30,483	1,879

Qualys, Inc.*	18,964	2,701

Rapid7, Inc.*	31,302	3,482

Rekor Systems, Inc.*	17,312	79

Rimini Street, Inc.*	23,768	138

Riot Blockchain, Inc.*	59,909	1,268

Sailpoint Technologies Holdings, Inc.*	50,929	2,606

Sapiens International Corp. N.V.	17,266	438

SecureWorks Corp., Class A*	4,671	62

ShotSpotter, Inc.*	4,504	125

Smith Micro Software, Inc.*	25,798	97

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   215   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Software – 5.5% continued

Sprout Social, Inc., Class A*	25,192	$2,018

SPS Commerce, Inc.*	20,072	2,633

Stronghold Digital Mining, Inc., Class A*	3,877	23

Sumo Logic, Inc.*	49,837	582

Telos Corp.*	22,050	220

Tenable Holdings, Inc.*	51,365	2,968

Upland Software, Inc.*	15,963	281

UserTesting, Inc.*	5,268	56

Varonis Systems, Inc.*	59,629	2,835

Verint Systems, Inc.*	35,823	1,852

Veritone, Inc.*	15,690	287

Viant Technology, Inc., Class A*	6,242	41

VirnetX Holding Corp.*	34,002	55

Vonage Holdings Corp.*	141,191	2,865

Weave Communications, Inc.*	2,452	15

Workiva, Inc.*	23,839	2,813

Xperi Holding Corp.	58,594	1,015

Yext, Inc.*	64,315	443

Zuora, Inc., Class A*	63,314	948

		84,484

Specialty Retail – 2.2%

Aaron’s (The) Co., Inc.	17,256	346

Abercrombie & Fitch Co., Class A*	30,939	990

Academy Sports & Outdoors, Inc.	43,676	1,721

American Eagle Outfitters, Inc.	84,756	1,424

America’s Car-Mart, Inc.*	3,374	272

Arko Corp.	45,675	416

Asbury Automotive Group, Inc.*	12,882	2,064

Barnes & Noble Education, Inc.*	24,957	89

Bed Bath & Beyond, Inc.*	54,183	1,221

Big 5 Sporting Goods Corp.	11,494	197

Boot Barn Holdings, Inc.*	16,291	1,544

Buckle (The), Inc.	16,586	548

Caleres, Inc.	20,693	400

Camping World Holdings, Inc., Class A	23,294	651

CarLotz, Inc.*	38,676	53

Cato (The) Corp., Class A	10,343	152

Chico’s FAS,Inc.*	66,421	319

Children’s Place (The), Inc.*	7,549	372

Citi Trends, Inc.*	4,305	132

Conn’s, Inc.*	9,859	152

Container Store Group (The), Inc.*	17,563	143

Designer Brands, Inc., Class A*	34,066	460

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Specialty Retail – 2.2% continued

Genesco, Inc.*	8,050	$512

Group 1 Automotive, Inc.	9,289	1,559

GrowGeneration Corp.*	30,590	282

Guess , Inc.	22,571	493

Haverty Furniture Cos., Inc.	8,990	247

Hibbett, Inc.	7,512	333

JOANN, Inc.	5,792	66

Kirkland’s, Inc.*	6,521	61

Lazydays Holdings, Inc.*	4,142	84

LL Flooring Holdings, Inc.*	15,834	222

MarineMax, Inc.*	11,784	474

Monro, Inc.	18,538	822

Murphy U.S.A., Inc.	13,007	2,601

National Vision Holdings, Inc.*	46,148	2,011

ODP (The) Corp.*	25,670	1,176

OneWater Marine, Inc., Class A	6,141	212

Party City Holdco, Inc.*	61,035	218

Rent-A-Center, Inc.	36,707	925

Sally Beauty Holdings, Inc.*	60,910	952

Shift Technologies, Inc.*	30,273	67

Shoe Carnival, Inc.	9,739	284

Signet Jewelers Ltd.	29,411	2,138

Sleep Number Corp.*	12,363	627

Sonic Automotive, Inc., Class A	12,052	512

Sportsman’s Warehouse Holdings, Inc.*	24,030	257

Tilly’s, Inc., Class A	12,518	117

Torrid Holdings, Inc.*	10,403	63

TravelCenters of America, Inc.*	6,891	296

Urban Outfitters, Inc.*	38,241	960

Winmark Corp.	1,938	426

Zumiez, Inc.*	10,926	417

		33,080

Technology Hardware, Storage & Peripherals – 0.3%

3D Systems Corp.*	69,147	1,153

Avid Technology, Inc.*	20,118	702

Corsair Gaming, Inc.*	15,107	320

Diebold Nixdorf, Inc.*	39,740	267

Eastman Kodak Co.*	24,790	162

Quantum Corp.*	32,927	75

Super Micro Computer, Inc.*	24,802	944

Turtle Beach Corp.*	8,386	179

		3,802

See Notes to the Financial Statements.

EQUITY FUNDS   216   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Textiles, Apparel & Luxury Goods – 0.6%

Crocs, Inc.*	32,431	$2,478

Fossil Group, Inc.*	26,340	254

G-III Apparel Group Ltd.*	24,778	670

Kontoor Brands, Inc.	28,905	1,195

Movado Group, Inc.	8,614	336

Oxford Industries, Inc.	8,993	814

PLBY Group, Inc.*	16,532	217

Rocky Brands, Inc.	3,790	158

Steven Madden Ltd.	44,949	1,737

Superior Group of Cos., Inc.	6,519	116

Unifi, Inc.*	7,690	139

Vera Bradley, Inc.*	13,721	105

Wolverine World Wide, Inc.	45,435	1,025

		9,244

Thrifts & Mortgage Finance – 1.4%

Axos Financial, Inc.*	31,764	1,473

Blue Foundry Bancorp*	15,496	210

Bridgewater Bancshares, Inc.*	11,626	194

Capitol Federal Financial, Inc.	72,406	788

Columbia Financial, Inc.*	21,693	467

Enact Holdings, Inc.	8,163	182

Essent Group Ltd.	60,279	2,484

Federal Agricultural Mortgage Corp., Class C	5,080	551

Finance of America Cos., Inc., Class A*	9,677	29

Flagstar Bancorp, Inc.	28,991	1,229

FS Bancorp, Inc.	3,974	123

Hingham Institution For Savings (The)	799	274

Home Bancorp, Inc.	4,284	175

Home Point Capital, Inc.	3,894	12

Kearny Financial Corp.	36,948	476

Luther Burbank Corp.	8,558	114

Merchants Bancorp	8,148	223

Mr Cooper Group, Inc.*	34,397	1,571

NMI Holdings, Inc., Class A*	46,786	965

Northfield Bancorp, Inc.	24,747	355

Ocwen Financial Corp.*	4,514	107

PCSB Financial Corp.	7,109	136

PennyMac Financial Services, Inc.	16,635	885

Pioneer Bancorp, Inc.*	6,996	74

Provident Bancorp, Inc.	8,049	130

Provident Financial Services, Inc.	41,502	971

Radian Group, Inc.	100,208	2,226

Southern Missouri Bancorp, Inc.	4,211	210

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Thrifts & Mortgage Finance – 1.4% continued

TrustCo Bank Corp. NY	10,686	$341

Velocity Financial, Inc.*	4,231	46

Walker & Dunlop, Inc.	16,262	2,105

Washington Federal, Inc.	35,973	1,181

Waterstone Financial, Inc.	11,789	228

WSFS Financial Corp.	36,056	1,681

		22,216

Tobacco – 0.1%

22nd Century Group, Inc.*	88,954	206

Turning Point Brands, Inc.	8,045	274

Universal Corp.	13,464	782

Vector Group Ltd.	79,967	963

		2,225

Trading Companies & Distributors – 1.7%

Alta Equipment Group, Inc.*	10,490	130

Applied Industrial Technologies, Inc.	21,382	2,195

Beacon Roofing Supply, Inc.*	31,066	1,842

BlueLinx Holdings, Inc.*	5,084	365

Boise Cascade Co.	21,910	1,522

Custom Truck One Source, Inc.*	32,712	275

DXP Enterprises, Inc.*	9,554	259

EVI Industries, Inc.*	2,269	42

GATX Corp.	19,635	2,422

Global Industrial Co.	7,029	227

GMS, Inc.*	23,803	1,185

H&E Equipment Services, Inc.	17,978	782

Herc Holdings, Inc.	13,892	2,321

Karat Packaging, Inc.*	2,447	49

Lawson Products, Inc.*	2,852	110

McGrath RentCorp	13,466	1,144

MRC Global, Inc.*	44,873	534

NOW, Inc.*	61,501	678

Rush Enterprises, Inc., Class A	23,474	1,195

Rush Enterprises, Inc., Class B	3,606	174

Textainer Group Holdings Ltd.	26,234	999

Titan Machinery, Inc.*	10,872	307

Transcat, Inc.*	3,985	323

Triton International Ltd.	37,127	2,606

Veritiv Corp.*	7,982	1,066

WESCO International, Inc.*	24,775	3,224

Willis Lease Finance Corp.*	1,431	46

		26,022

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   217   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Water Utilities – 0.4%

American States Water Co.	20,517	$1,826

Artesian Resources Corp., Class A	4,491	218

Cadiz, Inc.*	11,281	23

California Water Service Group	29,250	1,734

Global Water Resources, Inc.	6,995	116

Middlesex Water Co.	9,621	1,012

Pure Cycle Corp.*	10,693	129

SJW Group	15,414	1,073

York Water (The) Co.	7,365	331

		6,462

Wireless Telecommunication Services – 0.2%

Gogo, Inc.*	32,918	627

Shenandoah Telecommunications Co.	27,037	638

Telephone and Data Systems, Inc.	56,321	1,063

United States Cellular Corp.*	8,465	256

		2,584

Total Common Stocks

(Cost $1,039,371)		1,521,167

RIGHTS - 0.0%

Biotechnology – 0.0%

Aduro Biotech, Inc. (Contingent Value Rights)(3) *	7,412	—

Oncternal Therapeutics, Inc. (Contingent Value Rights)(3) (4)*	398	—

Tobira Therapeutics, Inc. (Contingent Value Rights)(3) (4)*	5,175	39

		39

Pharmaceuticals – 0.0%

Zogenix, Inc. (Contingent Value Rights)(3) (4)*	30,957	31

Total Rights

(Cost $71)		70

OTHER – 0.0%

Escrow DLB Oil & Gas, Inc.(3) *	1,200	—

Escrow Petrocorp, Inc.(3) *	420	—

Total Other

(Cost $—)		—

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS - 0.0%

Nabors Industries Ltd., Exp. 6/11/26, Strike $166.67*	1,524	$35

Total Warrants

(Cost $—)		35

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(5) (6)	9,744,900	$9,745

Total Investment Companies

(Cost $9,745)		9,745

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.31%, 6/30/22(7) (8)	$4,260	$4,255

Total Short-Term Investments

(Cost $4,257)		4,255

Total Investments – 100.0%

(Cost $1,053,450)		1,535,278

Other Assets less Liabilities – 0.0%		136

NET ASSETS – 100.0%		$1,535,414

(1)	Step coupon bond. Rate as of March 31, 2022 is disclosed.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(4)

Restricted security that has been deemed illiquid. At March 31, 2022, the value of these restricted illiquid securities amounted to approximately $71,000 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Oncternal Therapeutics, Inc. (Contingent Value Rights)	6/10/19	$—

Tobira Therapeutics, Inc. (Contingent Value Rights)	11/2/16	40

Zogenix, Inc. (Contingent Value Rights)	3/8/22	31

(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(6)	7-day current yield as of March 31, 2022 is disclosed.

See Notes to the Financial Statements.

EQUITY FUNDS   218   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

(7)	Discount rate at the time of purchase.

(8)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
E-Mini Russell 2000 Index	133	$13,742	Long	6/22	$800

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Corporate Bonds	0.0%

Common Stocks	99.1%

Rights	0.0%

Other	0.0%

Warrants	0.0%

Investment Companies	0.6%

Short-Term Investments	0.3%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds	$—	$6	$ —	$6

Common Stocks(1)	1,521,167	—	—	1,521,167

Rights(1)	—	—	70	70

Warrants	35	—	—	35

Investment Companies	9,745	—	—	9,745

Short-Term Investments	—	4,255	—	4,255

Total Investments	$1,530,947	$4,261	$70	$1,535,278
OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$800	$—	$ —	$800

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   219   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8%

Aerospace & Defense – 0.9%

AAR Corp.*	59,057	$2,860

Kaman Corp.	96,150	4,181

Moog, Inc., Class A	144,869	12,719

		19,760

Airlines – 0.2%

Hawaiian Holdings, Inc.*	234,191	4,613

Mesa Air Group, Inc.*	31,982	141

SkyWest, Inc.*	8,140	235

		4,989

Auto Components – 0.4%

Dana, Inc.	154,930	2,722

Modine Manufacturing Co.*	47,493	428

Standard Motor Products, Inc.	139,132	6,002

Visteon Corp.*	3,909	427

		9,579

Banks – 16.7%

1st Source Corp.	16,639	770

Amalgamated Financial Corp.	48,851	878

Arrow Financial Corp.	14,873	482

Atlantic Union Bankshares Corp.	142,649	5,234

BancFirst Corp.	105,315	8,763

Bancorp (The), Inc.*	95,798	2,714

Bank of NT Butterfield & Son (The) Ltd.	50,800	1,823

BankFinancial Corp.	74,718	774

BankUnited, Inc.	30,113	1,324

Banner Corp.	61,042	3,573

Berkshire Hills Bancorp, Inc.	73,864	2,140

Brookline Bancorp, Inc.	179,240	2,836

Cadence Bank	606,243	17,739

Cathay General Bancorp	197,970	8,859

Central Pacific Financial Corp.	76,491	2,134

City Holding Co.	112,053	8,819

Civista Bancshares, Inc.	24,660	594

CNB Financial Corp.	31,656	833

Columbia Banking System, Inc.	129,913	4,192

Community Trust Bancorp, Inc.	144,532	5,955

ConnectOne Bancorp, Inc.	60,376	1,933

Customers Bancorp, Inc.*	47,208	2,461

CVB Financial Corp.	221,668	5,145

Dime Community Bancshares, Inc.	30,035	1,038

Eagle Bancorp, Inc.	82,700	4,715

Enterprise Financial Services Corp.	91,610	4,334

Financial Institutions, Inc.	65,775	1,982

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 95.8% continued

Banks – 16.7% continued

First Bancorp	80,796	$3,375

First BanCorp (New York Exchange)	821,854	10,783

First Bancshares (The), Inc.	32,571	1,096

First Busey Corp.	22,346	566

First Business Financial Services, Inc.	30,159	989

First Citizens BancShares, Inc., Class A	6,704	4,462

First Commonwealth Financial Corp.	283,491	4,298

First Community Bankshares, Inc.	27,215	768

First Financial Bancorp	209,592	4,831

First Financial Corp.	106,064	4,590

First Interstate BancSystem, Inc., Class A	127,860	4,701

First Merchants Corp.	95,620	3,978

First Mid Bancshares, Inc.	25,421	978

First of Long Island (The) Corp.	36,665	713

Fulton Financial Corp.	220,239	3,660

German American Bancorp, Inc.	57,849	2,198

Glacier Bancorp, Inc.	59,821	3,008

Great Southern Bancorp, Inc.	38,821	2,291

Hancock Whitney Corp.	229,298	11,958

Heritage Financial Corp.	73,184	1,834

Hilltop Holdings, Inc.	137,305	4,037

Home BancShares, Inc.	403,847	9,127

HomeStreet, Inc.	70,542	3,342

Horizon Bancorp, Inc.	66,624	1,244

Independent Bank Corp.	160,591	13,119

Independent Bank Corp. (NASDAQ Exchange)	33,659	740

International Bancshares Corp.	144,553	6,102

Investors Bancorp, Inc.	585,701	8,744

Lakeland Bancorp, Inc.	290,524	4,852

Lakeland Financial Corp.	141,595	10,336

Mercantile Bank Corp.	24,665	874

Meta Financial Group, Inc.	40,636	2,232

Metropolitan Bank Holding Corp.*	12,626	1,285

NBT Bancorp, Inc.	225,488	8,147

Northwest Bancshares, Inc.	455,638	6,156

OFG Bancorp	125,165	3,334

Old Second Bancorp, Inc.	45,639	662

Pacific Premier Bancorp, Inc.	139,680	4,938

Park National Corp.	35,998	4,729

Peapack-Gladstone Financial Corp.	34,433	1,197

Pinnacle Financial Partners, Inc.	47,821	4,403

Preferred Bank	36,058	2,671

Premier Financial Corp.	31,984	970

See Notes to the Financial Statements.

EQUITY FUNDS   220   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 95.8% continued

Banks – 16.7% continued

QCR Holdings, Inc.	24,008	$1,359

Renasant Corp.	97,658	3,267

Republic Bancorp, Inc., Class A	28,458	1,279

Sandy Spring Bancorp, Inc.	100,005	4,492

Sierra Bancorp	121,258	3,029

SmartFinancial, Inc.	23,395	598

Southside Bancshares, Inc.	77,583	3,168

SouthState Corp.	110,564	9,021

Summit Financial Group, Inc.	19,946	510

SVB Financial Group*	1	1

Texas Capital Bancshares, Inc.*	52,568	3,013

Towne Bank	180,466	5,403

TriCo Bancshares	130,118	5,209

TriState Capital Holdings, Inc.*	45,421	1,509

Trustmark Corp.	168,542	5,122

UMB Financial Corp.	219,412	21,318

Umpqua Holdings Corp.	404,198	7,623

United Community Banks, Inc.	308,746	10,744

Univest Financial Corp.	68,395	1,830

Valley National Bancorp	690,844	8,995

Veritex Holdings, Inc.	79,003	3,016

WesBanco, Inc.	168,245	5,781

		382,649

Biotechnology – 1.8%

AnaptysBio, Inc.*	61,723	1,527

Anika Therapeutics, Inc.*	4,037	101

Arcus Biosciences, Inc.*	156,511	4,940

Catalyst Pharmaceuticals, Inc.*	295,530	2,450

ChemoCentryx, Inc.*	75,000	1,880

Cytokinetics, Inc.*	76,572	2,819

Eagle Pharmaceuticals, Inc.*	14,174	701

Emergent BioSolutions, Inc.*	75,000	3,080

Jounce Therapeutics, Inc.*	52,359	356

Kezar Life Sciences, Inc.*	98,079	1,630

Ligand Pharmaceuticals, Inc.*	20,600	2,317

Myriad Genetics, Inc.*	357,248	9,003

OPKO Health, Inc.*	1,391,606	4,787

PDL BioPharma, Inc.(1) *	1,029,654	2,606

REVOLUTION Medicines, Inc.*	75,000	1,913

Travere Therapeutics, Inc.*	85,300	2,198

		42,308

Building Products – 0.7%

Apogee Enterprises, Inc.	40,416	1,918

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 95.8% continued

Building Products – 0.7% continued

Caesarstone Ltd.	83,307	$876

Gibraltar Industries, Inc.*	11,558	496

Resideo Technologies, Inc.*	222,030	5,291

UFP Industries, Inc.	82,226	6,345

Zurn Water Solutions Corp.	37,473	1,327

		16,253

Capital Markets – 0.4%

Donnelley Financial Solutions, Inc.*	52,208	1,736

Federated Hermes, Inc.	166,310	5,665

StoneX Group, Inc.*	28,492	2,115

		9,516

Chemicals – 3.0%

American Vanguard Corp.	161,113	3,274

Avient Corp.	185,389	8,899

H.B. Fuller Co.	252,029	16,651

Hawkins, Inc.	32,357	1,485

Innospec, Inc.	111,913	10,357

Minerals Technologies, Inc.	241,176	15,954

Sensient Technologies Corp.	101,230	8,498

Stepan Co.	28,758	2,842

		67,960

Commercial Services & Supplies – 1.4%

ABM Industries, Inc.	126,967	5,846

ACCO Brands Corp.	489,965	3,920

CECO Environmental Corp.*	75,452	414

Ennis, Inc.	241,911	4,468

KAR Auction Services, Inc.*	195,718	3,533

Matthews International Corp., Class A	28,193	912

NL Industries, Inc.	44,305	318

Steelcase, Inc., Class A	162,814	1,946

UniFirst Corp.	53,010	9,769

Viad Corp.*	38,861	1,385

		32,511

Communications Equipment – 0.4%

ADTRAN, Inc.	56,770	1,047

Comtech Telecommunications Corp.	37,501	588

Digi International, Inc.*	134,831	2,902

NETGEAR, Inc.*	34,568	853

NetScout Systems, Inc.*	124,313	3,988

		9,378

Construction & Engineering – 0.9%

Arcosa, Inc.	117,014	6,699

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   221   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% continued

Construction & Engineering – 0.9% continued

Dycom Industries, Inc.*	11,004	$1,048

EMCOR Group, Inc.	92,178	10,382

Primoris Services Corp.	92,025	2,192

Sterling Construction Co., Inc.*	42,584	1,142

		21,463

Construction Materials – 0.5%

Summit Materials, Inc., Class A*	339,809	10,554

Consumer Finance – 1.5%

Encore Capital Group, Inc.*	137,414	8,620

Enova International, Inc.*	114,171	4,335

Navient Corp.	294,269	5,014

Nelnet, Inc., Class A	83,742	7,117

PROG Holdings, Inc.*	155,766	4,482

Regional Management Corp.	17,189	835

World Acceptance Corp.*	21,947	4,210

		34,613

Containers & Packaging – 0.3%

Myers Industries, Inc.	268,356	5,796

Diversified Consumer Services – 0.1%

Laureate Education, Inc.	190,806	2,261

Diversified Financial Services – 0.0%

Alerus Financial Corp.	26,302	727

Diversified Telecommunication Services – 0.5%

Consolidated Communications Holdings, Inc.*	110,817	654

Iridium Communications, Inc.*	244,957	9,876

		10,530

Electric Utilities – 1.4%

MGE Energy, Inc.	65,594	5,234

Otter Tail Corp.	190,437	11,902

PNM Resources, Inc.	201,240	9,593

Portland General Electric Co.	79,791	4,401

		31,130

Electrical Equipment – 1.0%

AZZ, Inc.	49,162	2,372

Encore Wire Corp.	84,761	9,669

EnerSys	113,176	8,439

LSI Industries, Inc.	40,272	242

Powell Industries, Inc.	15,877	308

Preformed Line Products Co.	12,182	773

Thermon Group Holdings, Inc.*	131,327	2,127

		23,930

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% continued

Electronic Equipment, Instruments & Components – 3.7%

Arlo Technologies, Inc.*	63,350	$561

Belden, Inc.	21,034	1,165

Benchmark Electronics, Inc.	381,356	9,549

CTS Corp.	332,595	11,754

ePlus, Inc.*	26,759	1,500

Insight Enterprises, Inc.*	156,511	16,797

Kimball Electronics, Inc.*	38,418	768

Knowles Corp.*	403,970	8,697

Methode Electronics, Inc.	56,456	2,442

PC Connection, Inc.	232,425	12,177

Plexus Corp.*	19,034	1,557

Sanmina Corp.*	174,870	7,068

ScanSource, Inc.*	38,457	1,338

TTM Technologies, Inc.*	170,761	2,531

Vishay Intertechnology, Inc.	370,144	7,255

Vishay Precision Group, Inc.*	19,287	620

		85,779

Energy Equipment & Services – 1.0%

Archrock, Inc.	231,219	2,134

ChampionX Corp.*	376,030	9,205

Nabors Industries Ltd.*	1,984	303

National Energy Services Reunited Corp.*	133,175	1,119

Newpark Resources, Inc.*	398,022	1,457

ProPetro Holding Corp.*	275,899	3,843

Transocean Ltd.*	1,179,480	5,390

		23,451

Equity Real Estate Investment Trusts – 8.1%

American Assets Trust, Inc.	182,602	6,919

Apple Hospitality REIT, Inc.	332,000	5,966

Armada Hoffler Properties, Inc.	118,416	1,729

Brandywine Realty Trust	287,096	4,060

CareTrust REIT, Inc.	215,098	4,151

Centerspace	17,694	1,736

City Office REIT, Inc.	70,526	1,245

Corporate Office Properties Trust	206,843	5,903

Cousins Properties, Inc.	255,236	10,283

DiamondRock Hospitality Co.*	397,805	4,018

Easterly Government Properties, Inc.	37,999	803

Essential Properties Realty Trust, Inc.	138,241	3,498

Farmland Partners, Inc.	45,920	631

Four Corners Property Trust, Inc.	138,084	3,734

Getty Realty Corp.	87,979	2,518

Global Net Lease, Inc.	64,608	1,016

See Notes to the Financial Statements.

EQUITY FUNDS   222   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 95.8% continued

Equity Real Estate Investment Trusts – 8.1% continued

Healthcare Realty Trust, Inc.	204,859	$5,630

Independence Realty Trust, Inc.	164,207	4,342

Industrial Logistics Properties Trust	99,391	2,253

Innovative Industrial Properties, Inc.	20,181	4,145

Kite Realty Group Trust	316,706	7,211

LTC Properties, Inc.	3,631	140

LXP Industrial Trust	612,430	9,615

National Health Investors, Inc.	116,025	6,847

One Liberty Properties, Inc.	146,580	4,513

Physicians Realty Trust	200,472	3,516

Piedmont Office Realty Trust, Inc., Class A	283,791	4,887

PotlatchDeltic Corp.	249,555	13,159

Retail Opportunity Investments Corp.	205,304	3,981

RLJ Lodging Trust	14,520	204

RPT Realty	659,257	9,078

Safehold, Inc.	9,716	539

SITE Centers Corp.	317,690	5,309

STAG Industrial, Inc.	500,546	20,698

Terreno Realty Corp.	127,217	9,420

Urban Edge Properties	206,466	3,944

Washington Real Estate Investment Trust	211,420	5,391

Xenia Hotels & Resorts, Inc.*	107,160	2,067

		185,099

Food & Staples Retailing – 1.5%

Andersons (The), Inc.	300,056	15,081

Ingles Markets, Inc., Class A	53,143	4,732

Performance Food Group Co.*	32,249	1,642

PriceSmart, Inc.	20,119	1,587

SpartanNash Co.	71,883	2,371

United Natural Foods, Inc.*	97,453	4,030

Village Super Market, Inc., Class A	8,215	201

Weis Markets, Inc.	67,385	4,813

		34,457

Food Products – 0.6%

Alico, Inc.	11,509	432

B&G Foods, Inc.	97,482	2,630

Fresh Del Monte Produce, Inc.	77,280	2,002

Hostess Brands, Inc.*	234,372	5,142

Seneca Foods Corp., Class A*	11,560	596

Simply Good Foods (The) Co.*	75,168	2,853

		13,655

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 95.8% continued

Gas Utilities – 1.3%

Chesapeake Utilities Corp.	30,965	$4,266

New Jersey Resources Corp.	4,672	214

Northwest Natural Holding Co.	55,178	2,854

South Jersey Industries, Inc.	193,280	6,678

Southwest Gas Holdings, Inc.	103,888	8,133

Spire, Inc.	91,245	6,548

		28,693

Health Care Equipment & Supplies – 1.1%

AngioDynamics, Inc.*	302,772	6,522

Avanos Medical, Inc.*	108,703	3,642

Integer Holdings Corp.*	18,263	1,471

Lantheus Holdings, Inc.*	99,149	5,484

Meridian Bioscience, Inc.*	64,079	1,664

Mesa Laboratories, Inc.	9,102	2,320

Natus Medical, Inc.*	71,808	1,887

Varex Imaging Corp.*	58,406	1,243

		24,233

Health Care Providers & Services – 1.8%

AdaptHealth Corp.*	60,000	962

Covetrus, Inc.*	160,200	2,690

National HealthCare Corp.	66,565	4,675

Option Care Health, Inc.*	201,942	5,767

Owens & Minor, Inc.	95,607	4,209

Patterson Cos., Inc.	240,482	7,784

Tenet Healthcare Corp.*	171,977	14,783

		40,870

Health Care Technology – 0.7%

Allscripts Healthcare Solutions, Inc.*	404,108	9,101

Computer Programs and Systems, Inc.*	22,073	760

Evolent Health, Inc., Class A*	110,009	3,553

HealthStream, Inc.*	10,601	211

NextGen Healthcare, Inc.*	99,595	2,083

		15,708

Hotels, Restaurants & Leisure – 1.0%

Boyd Gaming Corp.	38,331	2,522

Century Casinos, Inc.*	157,732	1,885

International Game Technology PLC	202,366	4,994

Monarch Casino & Resort, Inc.*	58,383	5,093

Papa John’s International, Inc.	37,881	3,988

RCI Hospitality Holdings, Inc.	13,889	854

Red Rock Resorts, Inc., Class A	33,863	1,644

Wingstop, Inc.	22,176	2,602

		23,582

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   223   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 95.8% continued

Household Durables – 1.9%

Beazer Homes U.S.A., Inc.*	182,110	$2,772

Century Communities, Inc.	59,284	3,176

Ethan Allen Interiors, Inc.	176,151	4,592

Hooker Furnishings Corp.	105,496	1,998

KB Home	124,183	4,021

M/I Homes, Inc.*	42,835	1,900

Meritage Homes Corp.*	61,972	4,910

Taylor Morrison Home Corp.*	299,843	8,162

Tri Pointe Homes, Inc.*	558,499	11,214

		42,745

Household Products – 0.0%

Central Garden & Pet Co., Class A*	23,199	946

Independent Power & Renewable Electricity Producers – 0.1%

Ormat Technologies, Inc.	18,269	1,495

Insurance – 3.7%

American Equity Investment Life Holding Co.	444,404	17,736

American National Group, Inc.	12,601	2,383

AMERISAFE, Inc.	100,993	5,016

Argo Group International Holdings Ltd.	49,422	2,040

CNO Financial Group, Inc.	639,410	16,043

Donegal Group, Inc., Class A	36,060	483

Employers Holdings, Inc.	282,038	11,569

Enstar Group Ltd.*	32,892	8,590

Hanover Insurance Group (The), Inc.	15,317	2,290

Kemper Corp.	64,185	3,629

Safety Insurance Group, Inc.	26,528	2,410

Selective Insurance Group, Inc.	92,555	8,271

Stewart Information Services Corp.	36,083	2,187

United Fire Group, Inc.	57,631	1,791

		84,438

Interactive Media & Services – 0.0%

DHI Group, Inc.*	81,639	486

Internet & Direct Marketing Retail – 0.0%

Lands’ End, Inc.*	49,789	842

Leisure Products – 0.5%

Acushnet Holdings Corp.	96,319	3,878

Callaway Golf Co.*	196,688	4,607

Vista Outdoor, Inc.*	88,017	3,141

		11,626

Life Sciences Tools & Services – 0.0%

Harvard Bioscience, Inc.*	59,011	366

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 95.8% continued

Machinery – 2.5%

Alamo Group, Inc.	28,736	$4,132

Altra Industrial Motion Corp.	50,886	1,981

Astec Industries, Inc.	34,317	1,476

Barnes Group, Inc.	121,548	4,885

Chart Industries, Inc.*	25,823	4,436

Columbus McKinnon Corp.	66,692	2,828

EnPro Industries, Inc.	7,862	768

Hillenbrand, Inc.	142,193	6,281

Hyster-Yale Materials Handling, Inc.	32,488	1,079

Kadant, Inc.	34,838	6,765

Kennametal, Inc.	75,460	2,159

L.B. Foster Co., Class A*	26,192	402

Manitowoc (The) Co., Inc.*	31,359	473

Miller Industries, Inc.	17,537	494

SPX FLOW, Inc.	15,314	1,320

Standex International Corp.	84,831	8,476

Terex Corp.	141,370	5,041

Timken (The) Co.	28,068	1,704

Watts Water Technologies, Inc., Class A	19,965	2,787

		57,487

Marine – 0.4%

Costamare, Inc.	107,887	1,839

Matson, Inc.	56,390	6,802

		8,641

Media – 2.2%

EW Scripps (The) Co., Class A*	682,896	14,197

Gray Television, Inc.	140,535	3,102

Scholastic Corp.	129,469	5,215

Sinclair Broadcast Group, Inc., Class A	111,727	3,131

TEGNA, Inc.	1,056,853	23,673

		49,318

Metals & Mining – 1.8%

Arconic Corp.*	231,546	5,932

Commercial Metals Co.	433,393	18,038

Haynes International, Inc.	19,241	820

Materion Corp.	66,446	5,697

Ramaco Resources, Inc.	65,673	1,038

Ryerson Holding Corp.	58,018	2,032

Schnitzer Steel Industries, Inc., Class A	73,692	3,827

Warrior Met Coal, Inc.	79,165	2,938

		40,322

Mortgage Real Estate Investment Trusts – 1.3%

Arbor Realty Trust, Inc.	220,356	3,759

See Notes to the Financial Statements.

EQUITY FUNDS   224   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 95.8% continued

Mortgage Real Estate Investment Trusts – 1.3% continued

Blackstone Mortgage Trust, Inc., Class A	278,112	$8,841

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	170,304	8,078

KKR Real Estate Finance Trust, Inc.	178,359	3,676

Ready Capital Corp.	390,142	5,876

		30,230

Multiline Retail – 0.5%

Big Lots, Inc.	59,385	2,055

Dillard’s, Inc., Class A	8,821	2,367

Macy’s, Inc.	336,269	8,192

		12,614

Multi-Utilities – 1.0%

Avista Corp.	106,760	4,820

Black Hills Corp.	150,978	11,628

NorthWestern Corp.	90,942	5,501

Unitil Corp.	33,350	1,664

		23,613

Oil, Gas & Consumable Fuels – 8.1%

Antero Resources Corp.*	507,678	15,499

Berry Corp.	287,085	2,963

California Resources Corp.	150,622	6,737

Chesapeake Energy Corp.	80,000	6,960

Civitas Resources, Inc.	165,668	9,892

Clean Energy Fuels Corp.*	305,826	2,428

CNX Resources Corp.*	301,213	6,241

Comstock Resources, Inc.*	352,830	4,604

Delek U.S. Holdings, Inc.*	130,915	2,778

DHT Holdings, Inc.	750,442	4,353

Earthstone Energy, Inc., Class A*	45,900	580

Frontline Ltd.*	700,894	6,168

Green Plains, Inc.*	204,221	6,333

International Seaways, Inc.	63,315	1,142

Matador Resources Co.	110,314	5,845

Ovintiv, Inc.	645,763	34,916

PDC Energy, Inc.	182,910	13,294

Peabody Energy Corp.*	337,439	8,277

Range Resources Corp.*	433,364	13,166

Ranger Oil Corp., Class A*	34,500	1,191

Renewable Energy Group, Inc.*	137,790	8,357

REX American Resources Corp.*	14,528	1,447

Scorpio Tankers, Inc.	83,045	1,776

SM Energy Co.	85,000	3,311

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% continued

Oil, Gas & Consumable Fuels – 8.1% continued

Southwestern Energy Co.*	836,774	$6,000

Teekay Tankers Ltd., Class A*	97,065	1,343

Whiting Petroleum Corp.	87,703	7,149

World Fuel Services Corp.	105,848	2,862

		185,612

Paper & Forest Products – 0.1%

Clearwater Paper Corp.*	20,739	581

Glatfelter Corp.	122,466	1,516

Neenah, Inc.	32,686	1,297

		3,394

Personal Products – 0.0%

Nature’s Sunshine Products, Inc.*	29,940	504

Pharmaceuticals – 0.7%

Cara Therapeutics, Inc.*	75,296	915

Intra-Cellular Therapies, Inc.*	62,804	3,843

Prestige Consumer Healthcare, Inc.*	147,810	7,825

Supernus Pharmaceuticals, Inc.*	83,702	2,705

		15,288

Professional Services – 2.5%

Barrett Business Services, Inc.	28,375	2,198

CBIZ, Inc.*	201,800	8,470

ICF International, Inc.	69,407	6,534

KBR, Inc.	185,864	10,172

Kforce, Inc.	67,390	4,985

Korn Ferry	282,047	18,316

ManTech International Corp., Class A	49,214	4,242

Resources Connection, Inc.	49,244	844

TrueBlue, Inc.*	14,959	432

		56,193

Real Estate Management & Development – 0.6%

Kennedy-Wilson Holdings, Inc.	172,991	4,219

Marcus & Millichap, Inc.	36,106	1,902

RE/MAX Holdings, Inc., Class A	27,423	760

RMR Group (The), Inc., Class A	27,900	868

St. Joe (The) Co.	104,640	6,199

		13,948

Road & Rail – 1.8%

ArcBest Corp.	143,773	11,574

Avis Budget Group, Inc.*	72,898	19,194

Schneider National, Inc., Class B	245,416	6,258

Werner Enterprises, Inc.	93,779	3,845

		40,871

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   225    EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 95.8% continued

Semiconductors & Semiconductor Equipment – 2.4%

Amkor Technology, Inc.	513,299	$11,149

AXT, Inc.*	62,802	441

Canadian Solar, Inc.*	89,186	3,154

Cohu, Inc.*	102,172	3,024

Diodes, Inc.*	162,089	14,100

Onto Innovation, Inc.*	60,577	5,263

Photronics, Inc.*	443,753	7,530

Rambus, Inc.*	330,125	10,528

		55,189

Software – 0.1%

Ebix, Inc.	83,364	2,764

Specialty Retail – 2.7%

Aaron’s (The) Co., Inc.	77,882	1,564

Boot Barn Holdings, Inc.*	72,368	6,860

Buckle (The), Inc.	74,922	2,475

Children’s Place (The), Inc.*	23,906	1,178

Citi Trends, Inc.*	39,374	1,206

Dick’s Sporting Goods, Inc.	29,803	2,981

Genesco, Inc.*	105,910	6,737

Group 1 Automotive, Inc.	43,782	7,348

Haverty Furniture Cos., Inc.	170,668	4,680

Lithia Motors, Inc.	20,508	6,155

ODP (The) Corp.*	185,586	8,505

Shoe Carnival, Inc.	159,865	4,662

Sonic Automotive, Inc., Class A	118,864	5,053

Zumiez, Inc.*	39,277	1,501

		60,905

Textiles, Apparel & Luxury Goods – 0.3%

Movado Group, Inc.	103,904	4,057

Oxford Industries, Inc.	25,929	2,347

Rocky Brands, Inc.	11,244	468

Superior Group of Cos., Inc.	23,547	420

		7,292

Thrifts & Mortgage Finance – 2.7%

Axos Financial, Inc.*	171,986	7,979

Capitol Federal Financial, Inc.	50,331	548

ESSA Bancorp, Inc.	17,057	306

Essent Group Ltd.	35,356	1,457

Home Bancorp, Inc.	13,850	565

Luther Burbank Corp.	80,595	1,071

Mr Cooper Group, Inc.*	139,986	6,393

NMI Holdings, Inc., Class A*	23,621	487

PennyMac Financial Services, Inc.	120,598	6,416

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% continued

Thrifts & Mortgage Finance – 2.7% continued

Provident Financial Services, Inc.	130,641	$3,057

Radian Group, Inc.	336,937	7,483

Southern Missouri Bancorp, Inc.	14,035	701

TrustCo Bank Corp. NY	53,530	1,709

Walker & Dunlop, Inc.	58,004	7,507

Washington Federal, Inc.	199,977	6,563

WSFS Financial Corp.	186,787	8,708

		60,950

Tobacco – 0.5%

Universal Corp.	212,352	12,331

Trading Companies & Distributors – 3.9%

Applied Industrial Technologies, Inc.	28,877	2,965

Beacon Roofing Supply, Inc.*	61,923	3,671

Boise Cascade Co.	141,492	9,829

DXP Enterprises, Inc.*	95,078	2,576

GATX Corp.	63,905	7,881

GMS, Inc.*	64,185	3,195

Herc Holdings, Inc.	45,766	7,647

McGrath RentCorp	94,663	8,044

Rush Enterprises, Inc., Class A	77,431	3,942

Textainer Group Holdings Ltd.	49,360	1,879

Triton International Ltd.	247,674	17,382

WESCO International, Inc.*	164,762	21,442

		90,453

Water Utilities – 0.4%

Artesian Resources Corp., Class A	14,251	692

California Water Service Group	90,880	5,387

SJW Group	48,737	3,391

		9,470

Wireless Telecommunication Services – 0.2%

Telephone and Data Systems, Inc.	96,513	1,822

United States Cellular Corp.*	84,751	2,562

		4,384

Total Common Stocks

(Cost $1,302,810)		2,196,151

OTHER – 0.0%

Escrow DLB Oil & Gas, Inc.(1) *	2,100	—

Escrow Spirit MTA REIT(1) *	17,083	4

Total Other

(Cost $5)		4

See Notes to the Financial Statements.

EQUITY FUNDS   226   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.0%

Nabors Industries Ltd., Exp. 6/11/26, Strike $166.67*	6,861	$158

Total Warrants

(Cost $—)		158

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.9%

Northern Institutional Funds -

U.S. Government Portfolio (Shares), 0.06%(2) (3)	88,839,598	$88,840

Total Investment Companies

(Cost $88,840)		88,840

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.35%, 6/30/22(4) (5)	$7,289	$7,280

Total Short-Term Investments

(Cost $7,283)		7,280

Total Investments – 100.0%

(Cost $1,398,938)		2,292,433

Other Assets less Liabilities – 0.0%		782

NET ASSETS – 100.0%		$2,293,215

(1)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(3)	7-day current yield as of March 31, 2022 is disclosed.

(4)	Discount rate at the time of purchase.

(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini Russell 2000 Index	748	$77,283	Long	6/22	$2,046

E-Mini S&P 500	85	19,256	Long	6/22	1,024

Total					$3,070

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS
Common Stocks	95.8%

Other	0.0%

Warrants	0.0%

Investment Companies	3.9%

Short-Term Investments	0.3%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Biotechnology	$39,702	$—	$2,606	$42,308

All Other Industries(1)	2,153,843	—	—	2,153,843

Total Common Stocks	2,193,545	—	2,606	2,196,151

Other	—	—	4	4

Warrants	158	—	—	158

Investment Companies	88,840	—	—	88,840

Short-Term Investments	—	7,280	—	7,280

Total Investments	$2,282,543	$7,280	$2,610	$2,292,433

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   227   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued	MARCH 31, 2022

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

OTHER FINANCIAL
INSTRUMENTS

Assets

Futures Contracts	$3,070	$—	$ —	$3,070

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   228   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

STOCK INDEX FUND	MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.8%
Aerospace & Defense – 1.6%

Boeing (The) Co.*	173,803	$33,283

General Dynamics Corp.	74,477	17,962

Howmet Aerospace, Inc.	127,430	4,580

Huntington Ingalls Industries, Inc.	10,450	2,084

L3Harris Technologies, Inc.	63,047	15,665

Lockheed Martin Corp.	78,847	34,803

Northrop Grumman Corp.	47,876	21,411

Raytheon Technologies Corp.	480,719	47,625

Textron, Inc.	72,529	5,395

TransDigm Group, Inc.*	17,225	11,223

		194,031

Air Freight & Logistics – 0.6%

C.H. Robinson Worldwide, Inc.	41,739	4,496

Expeditors International of Washington, Inc.	54,319	5,603

FedEx Corp.	76,329	17,662

United Parcel Service, Inc., Class B	234,106	50,206

		77,967

Airlines – 0.2%

Alaska Air Group, Inc.*	31,841	1,847

American Airlines Group, Inc.*	179,615	3,278

Delta Air Lines, Inc.*	193,075	7,640

Southwest Airlines Co.*	201,561	9,232

United Airlines Holdings, Inc.*	115,682	5,363

		27,360

Auto Components – 0.1%

Aptiv PLC*	90,336	10,814

BorgWarner, Inc.	64,721	2,518

		13,332

Automobiles – 2.7%

Ford Motor Co.	1,256,687	21,251

General Motors Co.*	456,663	19,974

Tesla, Inc.*	269,510	290,424

		331,649

Banks – 3.8%

Bank of America Corp.	2,298,033	94,725

Citigroup, Inc.	633,820	33,846

Citizens Financial Group, Inc.	142,776	6,472

Comerica, Inc.	42,097	3,807

Fifth Third Bancorp	219,153	9,432

First Republic Bank	56,500	9,159

Huntington Bancshares, Inc.	461,390	6,745

JPMorgan Chase & Co.	949,843	129,483

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued

Banks – 3.8% continued

KeyCorp	305,475	$6,837

M&T Bank Corp.	41,296	7,000

People’s United Financial, Inc.	134,708	2,693

PNC Financial Services Group (The), Inc.	135,387	24,972

Regions Financial Corp.	306,079	6,813

Signature Bank	20,095	5,898

SVB Financial Group*	18,049	10,097

Truist Financial Corp.	429,534	24,355

U.S. Bancorp	433,470	23,039

Wells Fargo & Co.	1,259,338	61,027

Zions Bancorp N.A.	50,190	3,290

		469,690

Beverages – 1.4%

Brown-Forman Corp., Class B	60,546	4,058

Coca-Cola (The) Co.	1,246,817	77,303

Constellation Brands, Inc., Class A	53,533	12,330

Molson Coors Beverage Co., Class B	57,199	3,053

Monster Beverage Corp.*	122,376	9,778

PepsiCo, Inc.	442,266	74,026

		180,548

Biotechnology – 1.9%

AbbVie, Inc.	568,085	92,092

Amgen, Inc.	181,559	43,905

Biogen, Inc.*	47,708	10,047

Gilead Sciences, Inc.	407,419	24,221

Incyte Corp.*	60,817	4,830

Moderna, Inc.*	113,473	19,547

Regeneron Pharmaceuticals, Inc.*	34,209	23,892

Vertex Pharmaceuticals, Inc.*	81,670	21,314

		239,848

Building Products – 0.4%

A.O. Smith Corp.	43,789	2,798

Allegion PLC	31,027	3,406

Carrier Global Corp.	265,130	12,161

Fortune Brands Home & Security, Inc.	42,163	3,132

Johnson Controls International PLC	225,076	14,758

Masco Corp.	82,893	4,228

Trane Technologies PLC	74,725	11,410

		51,893

Capital Markets – 2.9%

Ameriprise Financial, Inc.	36,208	10,875

Bank of New York Mellon (The) Corp.	245,162	12,167

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 229 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued
Capital Markets – 2.9% continued

BlackRock, Inc.	45,486	$34,759

Cboe Global Markets, Inc.	34,256	3,920

Charles Schwab (The) Corp.	483,426	40,758

CME Group, Inc.	115,458	27,463

FactSet Research Systems, Inc.	11,030	4,789

Franklin Resources, Inc.	73,461	2,051

Goldman Sachs Group (The), Inc.	107,821	35,592

Intercontinental Exchange, Inc.	180,518	23,850

Invesco Ltd.	98,790	2,278

MarketAxess Holdings, Inc.	12,519	4,259

Moody’s Corp.	51,193	17,273

Morgan Stanley	458,474	40,071

MSCI, Inc.	26,254	13,203

Nasdaq, Inc.	36,816	6,561

Northern Trust Corp.(1)	68,161	7,937

Raymond James Financial, Inc.	61,573	6,767

S&P Global, Inc.	113,782	46,671

State Street Corp.	116,854	10,180

T. Rowe Price Group, Inc.	74,153	11,211

		362,635
Chemicals – 1.7%

Air Products and Chemicals, Inc.	72,201	18,044

Albemarle Corp.	38,206	8,449

Celanese Corp.	37,448	5,350

CF Industries Holdings, Inc.	68,882	7,099

Corteva, Inc.	234,584	13,484

Dow, Inc.	234,805	14,962

DuPont de Nemours, Inc.	167,903	12,354

Eastman Chemical Co.	41,154	4,612

Ecolab, Inc.	81,854	14,452

FMC Corp.	40,824	5,371

International Flavors & Fragrances, Inc.	83,154	10,921

Linde PLC	164,339	52,495

LyondellBasell Industries N.V., Class A	87,052	8,951

Mosaic (The) Co.	119,495	7,946

PPG Industries, Inc.	75,848	9,941

Sherwin-Williams (The) Co.	76,417	19,075

		213,506
Commercial Services & Supplies – 0.4%

Cintas Corp.	28,344	12,057

Copart, Inc.*	66,291	8,318

Republic Services, Inc.	67,201	8,904

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued
Commercial Services & Supplies – 0.4% continued

Rollins, Inc.	72,604	$2,545

Waste Management, Inc.	123,068	19,506

		51,330
Communications Equipment – 0.9%

Arista Networks, Inc.*	71,714	9,967

Cisco Systems, Inc.	1,353,225	75,456

F5, Inc.*	20,024	4,184

Juniper Networks, Inc.	106,579	3,960

Motorola Solutions, Inc.	54,181	13,123

		106,690
Construction & Engineering – 0.0%

Quanta Services, Inc.	45,774	6,024
Construction Materials – 0.1%

Martin Marietta Materials, Inc.	20,274	7,803

Vulcan Materials Co.	43,686	8,025

		15,828
Consumer Finance – 0.6%

American Express Co.	200,509	37,495

Capital One Financial Corp.	136,528	17,925

Discover Financial Services	93,480	10,300

Synchrony Financial	162,187	5,646

		71,366
Containers & Packaging – 0.3%

Amcor PLC	508,589	5,763

Avery Dennison Corp.	26,213	4,560

Ball Corp.	104,829	9,435

International Paper Co.	124,448	5,743

Packaging Corp. of America	30,647	4,784

Sealed Air Corp.	49,119	3,289

Westrock Co.	74,671	3,512

		37,086
Distributors – 0.1%

Genuine Parts Co.	47,099	5,935

LKQ Corp.	92,838	4,216

Pool Corp.	12,832	5,426

		15,577
Diversified Financial Services – 1.7%

Berkshire Hathaway, Inc., Class B*	588,517	207,694
Diversified Telecommunication Services – 1.0%

AT&T, Inc.	2,307,759	54,532

See Notes to the Financial Statements.

EQUITY FUNDS   230   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued

Diversified Telecommunication Services – 1.0% continued

Lumen Technologies, Inc.	302,792	$3,413

Verizon Communications, Inc.	1,349,003	68,718

		126,663

Electric Utilities – 1.7%

Alliant Energy Corp.	80,414	5,024

American Electric Power Co., Inc.	161,777	16,141

Constellation Energy Corp.	106,712	6,003

Duke Energy Corp.	247,166	27,599

Edison International	122,038	8,555

Entergy Corp.	63,901	7,460

Evergy, Inc.	73,819	5,045

Eversource Energy	110,423	9,738

Exelon Corp.	314,345	14,972

FirstEnergy Corp.	179,982	8,254

NextEra Energy, Inc.	630,343	53,396

NRG Energy, Inc.	73,524	2,820

Pinnacle West Capital Corp.	37,429	2,923

PPL Corp.	249,180	7,117

Southern (The) Co.	340,474	24,688

Xcel Energy, Inc.	172,980	12,484

		212,219

Electrical Equipment – 0.5%

AMETEK, Inc.	76,748	10,222

Eaton Corp. PLC	127,452	19,342

Emerson Electric Co.	189,528	18,583

Generac Holdings, Inc.*	20,356	6,051

Rockwell Automation, Inc.	38,186	10,693

		64,891

Electronic Equipment, Instruments & Components – 0.6%

Amphenol Corp., Class A	193,514	14,581

CDW Corp.	42,536	7,609

Corning, Inc.	243,371	8,983

IPG Photonics Corp.*	13,986	1,535

Keysight Technologies, Inc.*	58,590	9,256

TE Connectivity Ltd.	106,353	13,930

Teledyne Technologies, Inc.*	14,170	6,697

Trimble, Inc.*	84,614	6,104

Zebra Technologies Corp., Class A*	16,944	7,010

		75,705

Energy Equipment & Services – 0.3%

Baker Hughes Co.	300,094	10,926

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued

Energy Equipment & Services – 0.3% continued

Halliburton Co.	275,153	$10,420

Schlumberger N.V.	438,990	18,135

		39,481

Entertainment – 1.4%

Activision Blizzard, Inc.	250,736	20,086

Electronic Arts, Inc.	90,873	11,496

Live Nation Entertainment, Inc.*	44,233	5,204

Netflix, Inc.*	143,201	53,642

Take-Two Interactive Software, Inc.*	36,419	5,599

Walt Disney (The) Co.*	588,674	80,743

		176,770

Equity Real Estate Investment Trusts – 2.6%

Alexandria Real Estate Equities, Inc.	47,219	9,503

American Tower Corp.	146,723	36,860

AvalonBay Communities, Inc.	44,279	10,997

Boston Properties, Inc.	46,463	5,984

Crown Castle International Corp.	138,844	25,631

Digital Realty Trust, Inc.	91,785	13,015

Duke Realty Corp.	119,509	6,939

Equinix, Inc.	28,926	21,452

Equity Residential	109,652	9,860

Essex Property Trust, Inc.	20,908	7,223

Extra Space Storage, Inc.	42,829	8,806

Federal Realty Investment Trust	25,701	3,137

Healthpeak Properties, Inc.	181,722	6,238

Host Hotels & Resorts, Inc.	235,878	4,583

Iron Mountain, Inc.	93,208	5,165

Kimco Realty Corp.	208,460	5,149

Mid-America Apartment Communities, Inc.	36,996	7,749

Prologis, Inc.	236,999	38,271

Public Storage	48,868	19,072

Realty Income Corp.	188,974	13,096

Regency Centers Corp.	52,657	3,756

SBA Communications Corp.	34,941	12,023

Simon Property Group, Inc.	102,114	13,434

UDR, Inc.	97,365	5,586

Ventas, Inc.	129,934	8,025

Vornado Realty Trust	40,689	1,844

Welltower, Inc.	139,844	13,445

Weyerhaeuser Co.	241,918	9,169

		326,012

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 231 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued

Food & Staples Retailing – 1.5%

Costco Wholesale Corp.	141,791	$81,650

Kroger (The) Co.	217,585	12,483

Sysco Corp.	164,640	13,443

Walgreens Boots Alliance, Inc.	229,374	10,269

Walmart, Inc.	453,220	67,494

		185,339

Food Products – 1.0%

Archer-Daniels-Midland Co.	179,791	16,228

Campbell Soup Co.	68,369	3,047

Conagra Brands, Inc.	162,778	5,464

General Mills, Inc.	193,902	13,131

Hershey (The) Co.	46,683	10,113

Hormel Foods Corp.	90,527	4,666

J.M. Smucker (The) Co.	34,850	4,719

Kellogg Co.	74,536	4,807

Kraft Heinz (The) Co.	228,189	8,988

Lamb Weston Holdings, Inc.	51,170	3,066

McCormick & Co., Inc. (Non Voting)	80,138	7,998

Mondelez International, Inc., Class A	446,100	28,006

Tyson Foods, Inc., Class A	95,482	8,558

		118,791

Gas Utilities – 0.0%

Atmos Energy Corp.	42,127	5,034

Health Care Equipment & Supplies – 2.9%

Abbott Laboratories	567,967	67,225

ABIOMED, Inc.*	14,870	4,926

Align Technology, Inc.*	23,831	10,390

Baxter International, Inc.	158,598	12,298

Becton Dickinson and Co.	92,274	24,545

Boston Scientific Corp.*	458,561	20,310

Cooper (The) Cos., Inc.	15,837	6,613

DENTSPLY SIRONA, Inc.	74,822	3,683

Dexcom, Inc.*	31,310	16,018

Edwards Lifesciences Corp.*	200,097	23,555

Hologic, Inc.*	80,834	6,210

IDEXX Laboratories, Inc.*	27,214	14,888

Intuitive Surgical, Inc.*	115,017	34,698

Medtronic PLC	432,325	47,966

ResMed, Inc.	46,818	11,354

STERIS PLC	32,263	7,800

Stryker Corp.	107,585	28,763

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued

Health Care Equipment & Supplies – 2.9% continued

Teleflex, Inc.	15,397	$5,463

Zimmer Biomet Holdings, Inc.	68,462	8,756

		355,461

Health Care Providers & Services – 3.0%

AmerisourceBergen Corp.	48,107	7,443

Anthem, Inc.	77,771	38,203

Cardinal Health, Inc.	90,501	5,131

Centene Corp.*	188,717	15,888

Cigna Corp.	105,895	25,373

CVS Health Corp.	424,087	42,922

DaVita, Inc.*	20,921	2,366

HCA Healthcare, Inc.	76,924	19,279

Henry Schein, Inc.*	44,564	3,886

Humana, Inc.	41,417	18,023

Laboratory Corp. of America Holdings*	30,281	7,984

McKesson Corp.	49,065	15,020

Molina Healthcare, Inc.*	18,819	6,278

Quest Diagnostics, Inc.	38,866	5,319

UnitedHealth Group, Inc.	302,245	154,136

Universal Health Services, Inc., Class B	23,948	3,471

		370,722

Health Care Technology – 0.1%

Cerner Corp.	94,482	8,840

Hotels, Restaurants & Leisure – 1.9%

Booking Holdings, Inc.*	13,244	31,103

Caesars Entertainment, Inc.*	74,749	5,782

Carnival Corp.*	280,758	5,677

Chipotle Mexican Grill, Inc.*	9,146	14,469

Darden Restaurants, Inc.	39,433	5,243

Domino’s Pizza, Inc.	11,380	4,632

Expedia Group, Inc.*	48,754	9,540

Hilton Worldwide Holdings, Inc.*	90,752	13,771

Las Vegas Sands Corp.*	97,637	3,795

Marriott International, Inc., Class A*	88,983	15,639

McDonald’s Corp.	238,724	59,032

MGM Resorts International	123,993	5,200

Norwegian Cruise Line Holdings Ltd.*	155,166	3,395

Penn National Gaming, Inc.*	63,017	2,673

Royal Caribbean Cruises Ltd.*	65,787	5,512

Starbucks Corp.	374,488	34,067

See Notes to the Financial Statements.

EQUITY FUNDS   232   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued

Hotels, Restaurants & Leisure – 1.9% continued

Wynn Resorts Ltd.*	27,556	$2,197

Yum! Brands, Inc.	95,937	11,371

		233,098

Household Durables – 0.3%

D.R. Horton, Inc.	103,167	7,687

Garmin Ltd.	47,304	5,611

Lennar Corp., Class A	86,352	7,009

Mohawk Industries, Inc.*	17,096	2,123

Newell Brands, Inc.	107,811	2,308

NVR, Inc.*	1,052	4,700

PulteGroup, Inc.	86,898	3,641

Whirlpool Corp.	18,563	3,207

		36,286

Household Products – 1.3%

Church & Dwight Co., Inc.	78,461	7,797

Clorox (The) Co.	40,406	5,618

Colgate-Palmolive Co.	268,564	20,365

Kimberly-Clark Corp.	107,824	13,280

Procter & Gamble (The) Co.	774,357	118,322

		165,382

Independent Power & Renewable Electricity Producers – 0.0%

AES (The) Corp.	210,883	5,426

Industrial Conglomerates – 1.0%

3M Co.	183,445	27,311

General Electric Co.	355,630	32,540

Honeywell International, Inc.	220,738	42,951

Roper Technologies, Inc.	33,587	15,861

		118,663

Insurance – 2.1%

Aflac, Inc.	195,483	12,587

Allstate (The) Corp.	92,073	12,753

American International Group, Inc.	268,258	16,838

Aon PLC, Class A	70,637	23,001

Arthur J. Gallagher & Co.	66,222	11,562

Assurant, Inc.	18,279	3,324

Brown & Brown, Inc.	75,417	5,450

Chubb Ltd.	138,373	29,598

Cincinnati Financial Corp.	47,828	6,503

Everest Re Group Ltd.	12,624	3,805

Globe Life, Inc.	31,281	3,147

Hartford Financial Services Group (The), Inc.	108,369	7,782

Lincoln National Corp.	53,024	3,466

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued

Insurance – 2.1% continued

Loews Corp.	64,459	$4,178

Marsh & McLennan Cos., Inc.	161,664	27,551

MetLife, Inc.	229,692	16,143

Principal Financial Group, Inc.	80,589	5,916

Progressive (The) Corp.	187,921	21,421

Prudential Financial, Inc.	123,581	14,604

Travelers (The) Cos., Inc.	79,010	14,437

W.R. Berkley Corp.	67,131	4,470

Willis Towers Watson PLC	40,017	9,453

		257,989

Interactive Media & Services – 5.6%

Alphabet, Inc., Class A*	96,582	268,628

Alphabet, Inc., Class C*	89,540	250,084

Match Group, Inc.*	85,944	9,346

Meta Platforms, Inc., Class A*	745,213	165,706

Twitter, Inc.*	262,273	10,147

		703,911

Internet & Direct Marketing Retail – 3.8%

Amazon.com, Inc.*	140,691	458,646

eBay, Inc.	200,358	11,472

Etsy, Inc.*	41,615	5,172

		475,290

IT Services – 4.2%

Accenture PLC, Class A	202,760	68,377

Akamai Technologies, Inc.*	51,945	6,202

Automatic Data Processing, Inc.	135,109	30,743

Broadridge Financial Solutions, Inc.	38,377	5,976

Cognizant Technology Solutions Corp., Class A	168,776	15,134

DXC Technology Co.*	64,188	2,094

EPAM Systems, Inc.*	16,566	4,914

Fidelity National Information Services, Inc.	200,085	20,092

Fiserv, Inc.*	193,222	19,593

FleetCor Technologies, Inc.*	27,390	6,822

Gartner, Inc.*	26,122	7,770

Global Payments, Inc.	90,879	12,436

International Business Machines Corp.	284,791	37,028

Jack Henry & Associates, Inc.	23,873	4,704

Mastercard, Inc., Class A	278,108	99,390

Paychex, Inc.	103,128	14,074

PayPal Holdings, Inc.*	372,986	43,136

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 233 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued

IT Services – 4.2% continued

VeriSign, Inc.*	30,797	$6,851

Visa, Inc., Class A	535,791	118,822

		524,158

Leisure Products – 0.0%

Hasbro, Inc.	36,728	3,009

Life Sciences Tools & Services – 1.8%

Agilent Technologies, Inc.	96,256	12,738

Bio-Rad Laboratories, Inc., Class A*	7,270	4,095

Bio-Techne Corp.	12,801	5,543

Charles River Laboratories International, Inc.*	14,485	4,113

Danaher Corp.	204,136	59,879

Illumina, Inc.*	50,607	17,682

IQVIA Holdings, Inc.*	60,356	13,955

Mettler-Toledo International, Inc.*	7,275	9,990

PerkinElmer, Inc.	37,910	6,614

Thermo Fisher Scientific, Inc.	126,517	74,727

Waters Corp.*	19,360	6,009

West Pharmaceutical Services, Inc.	23,686	9,728

		225,073

Machinery – 1.5%

Caterpillar, Inc.	173,955	38,761

Cummins, Inc.	47,304	9,703

Deere & Co.	90,637	37,656

Dover Corp.	45,460	7,133

Fortive Corp.	107,409	6,544

IDEX Corp.	25,757	4,938

Illinois Tool Works, Inc.	91,712	19,205

Ingersoll Rand, Inc.	121,689	6,127

Nordson Corp.	17,959	4,078

Otis Worldwide Corp.	130,443	10,038

PACCAR, Inc.	113,081	9,959

Parker-Hannifin Corp.	40,563	11,510

Pentair PLC	50,953	2,762

Snap-on, Inc.	17,097	3,513

Stanley Black & Decker, Inc.	49,523	6,923

Westinghouse Air Brake Technologies Corp.	61,375	5,902

Xylem, Inc.	60,790	5,183

		189,935

Media – 1.0%

Charter Communications, Inc., Class A*	38,756	21,142

Comcast Corp., Class A	1,445,157	67,662

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued

Media – 1.0% continued

Discovery, Inc., Class A*	64,233	$1,601

Discovery, Inc., Class C*	94,726	2,365

DISH Network Corp., Class A*	64,940	2,055

Fox Corp., Class A	89,949	3,549

Fox Corp., Class B	59,568	2,161

Interpublic Group of (The) Cos., Inc.	115,861	4,107

News Corp., Class A	147,664	3,271

News Corp., Class B	36,257	817

Omnicom Group, Inc.	69,637	5,911

Paramount Global, Class B	197,678	7,474

		122,115

Metals & Mining – 0.5%

Freeport-McMoRan, Inc.	473,743	23,564

Newmont Corp.	256,099	20,347

Nucor Corp.	91,016	13,530

		57,441

Multiline Retail – 0.5%

Dollar General Corp.	74,954	16,687

Dollar Tree, Inc.*	72,252	11,571

Target Corp.	156,344	33,179

		61,437

Multi-Utilities – 0.8%

Ameren Corp.	82,734	7,757

CenterPoint Energy, Inc.	196,678	6,026

CMS Energy Corp.	93,090	6,511

Consolidated Edison, Inc.	113,661	10,761

Dominion Energy, Inc.	260,198	22,109

DTE Energy Co.	61,387	8,116

NiSource, Inc.	126,182	4,013

Public Service Enterprise Group, Inc.	162,369	11,366

Sempra Energy	102,561	17,243

WEC Energy Group, Inc.	101,015	10,082

		103,984

Oil, Gas & Consumable Fuels – 3.5%

APA Corp.	111,041	4,589

Chevron Corp.	620,382	101,017

ConocoPhillips	421,958	42,196

Coterra Energy, Inc.	263,298	7,101

Devon Energy Corp.	203,697	12,045

Diamondback Energy, Inc.	56,321	7,720

EOG Resources, Inc.	189,200	22,558

Exxon Mobil Corp.	1,368,117	112,993

Hess Corp.	90,333	9,669

See Notes to the Financial Statements.

EQUITY FUNDS   234   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued

Oil, Gas & Consumable Fuels – 3.5% continued

Kinder Morgan, Inc.	599,899	$11,344

Marathon Oil Corp.	258,846	6,500

Marathon Petroleum Corp.	192,609	16,468

Occidental Petroleum Corp.	276,516	15,690

ONEOK, Inc.	136,139	9,616

Phillips 66	144,325	12,468

Pioneer Natural Resources Co.	73,212	18,305

Valero Energy Corp.	136,187	13,828

Williams (The) Cos., Inc.	388,900	12,993

		437,100

Personal Products – 0.2%

Estee Lauder (The) Cos., Inc., Class A	74,775	20,363

Pharmaceuticals – 3.8%

Bristol-Myers Squibb Co.	708,068	51,710

Catalent, Inc.*	59,154	6,560

Eli Lilly & Co.	254,910	72,998

Johnson & Johnson	844,725	149,711

Merck & Co., Inc.	812,318	66,651

Organon & Co.	81,787	2,857

Pfizer, Inc.	1,804,250	93,406

Viatris, Inc.	343,477	3,737

Zoetis, Inc.	152,823	28,821

		476,451

Professional Services – 0.3%

Equifax, Inc.	39,026	9,253

Jacobs Engineering Group, Inc.	41,344	5,698

Leidos Holdings, Inc.	45,270	4,890

Nielsen Holdings PLC	95,181	2,593

Robert Half International, Inc.	35,787	4,086

Verisk Analytics, Inc.	52,077	11,177

		37,697

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	108,688	9,947

Road & Rail – 1.0%

CSX Corp.	712,418	26,680

JB Hunt Transport Services, Inc.	26,882	5,398

Norfolk Southern Corp.	78,158	22,292

Old Dominion Freight Line, Inc.	29,927	8,939

Union Pacific Corp.	206,029	56,289

		119,598

Semiconductors & Semiconductor Equipment – 5.9%

Advanced Micro Devices, Inc.*	525,378	57,445

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued

Semiconductors & Semiconductor Equipment – 5.9% continued

Analog Devices, Inc.	171,082	$28,259

Applied Materials, Inc.	288,561	38,032

Broadcom, Inc.	132,693	83,554

Enphase Energy, Inc.*	40,416	8,155

Intel Corp.	1,312,365	65,041

KLA Corp.	48,709	17,830

Lam Research Corp.	44,964	24,173

Microchip Technology, Inc.	180,078	13,531

Micron Technology, Inc.	361,246	28,138

Monolithic Power Systems, Inc.	13,815	6,710

NVIDIA Corp.	803,764	219,315

NXP Semiconductors N.V.	83,040	15,369

Qorvo, Inc.*	34,635	4,298

QUALCOMM, Inc.	362,625	55,416

Skyworks Solutions, Inc.	52,847	7,044

SolarEdge Technologies, Inc.*	16,870	5,438

Teradyne, Inc.	52,373	6,192

Texas Instruments, Inc.	296,254	54,357

		738,297

Software – 8.8%

Adobe, Inc.*	152,313	69,397

ANSYS, Inc.*	28,246	8,972

Autodesk, Inc.*	71,420	15,309

Cadence Design Systems, Inc.*	88,432	14,543

Ceridian HCM Holding, Inc.*	48,070	3,286

Citrix Systems, Inc.	40,730	4,110

Fortinet, Inc.*	43,384	14,826

Intuit, Inc.	91,432	43,964

Microsoft Corp.	2,410,309	743,122

NortonLifeLock, Inc.	182,716	4,846

Oracle Corp.	512,823	42,426

Paycom Software, Inc.*	15,753	5,456

PTC, Inc.*	29,545	3,183

salesforce.com, Inc.*	317,013	67,308

ServiceNow, Inc.*	64,465	35,900

Synopsys, Inc.*	49,010	16,334

Tyler Technologies, Inc.*	13,658	6,076

		1,099,058

Specialty Retail – 1.9%

Advance Auto Parts, Inc.	21,068	4,360

AutoZone, Inc.*	6,736	13,772

Bath & Body Works, Inc.	73,194	3,499

Best Buy Co., Inc.	70,334	6,394

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 235 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.8% continued

Specialty Retail – 1.9% continued

CarMax, Inc.*	51,328	$4,952

Home Depot (The), Inc.	337,388	100,990

Lowe’s Cos., Inc.	218,809	44,241

O’Reilly Automotive, Inc.*	21,640	14,823

Ross Stores, Inc.	111,395	10,077

TJX (The) Cos., Inc.	380,702	23,063

Tractor Supply Co.	36,570	8,534

Ulta Beauty, Inc.*	17,461	6,953

		241,658

Technology Hardware, Storage & Peripherals – 7.3%

Apple, Inc.	4,990,801	871,444

Hewlett Packard Enterprise Co.	422,804	7,065

HP, Inc.	361,572	13,125

NetApp, Inc.	70,736	5,871

Seagate Technology Holdings PLC	65,788	5,914

Western Digital Corp.*	92,268	4,581

		908,000

Textiles, Apparel & Luxury Goods – 0.6%

NIKE, Inc., Class B	406,826	54,743

PVH Corp.	16,640	1,275

Ralph Lauren Corp.	14,969	1,698

Tapestry, Inc.	82,261	3,056

Under Armour, Inc., Class A*	60,540	1,030

Under Armour, Inc., Class C*	89,242	1,389

VF Corp.	95,483	5,429

		68,620

Tobacco – 0.6%

Altria Group, Inc.	590,422	30,850

Philip Morris International, Inc.	498,142	46,795

		77,645

Trading Companies & Distributors – 0.2%

Fastenal Co.	184,213	10,943

United Rentals, Inc.*	23,184	8,235

W.W. Grainger, Inc.	14,008	7,225

		26,403

Water Utilities – 0.1%

American Water Works Co., Inc.	58,120	9,621

Wireless Telecommunication Services – 0.2%

T-Mobile U.S., Inc.*	188,835	24,237

Total Common Stocks

(Cost $3,640,677)		12,317,874

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 1.0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(2) (3)	122,921,795	$122,922

Total Investment Companies

(Cost $122,922)		122,922

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVES TMENTS – 0.2%

U.S. Treasury Bill, 0.31%, 6/30/22(4) (5)	$21,960	$21,932

Total Short-Term Investments

(Cost $21,943)		21,932

Total Investments – 100.0%

(Cost $3,785,542)		12,462,728

Other Assets less Liabilities – 0.0%		4,991

NET ASSETS – 100.0%		$12,467,719

(1)	Investment in affiliate.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2022 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

FTSE - Financial Times Stock Exchange

MSCI - Morgan Stanley Capital International

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	643	$145,664	Long	6/22	$10,719

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

EQUITY FUNDS   236   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Common Stocks	98.8%

Investment Companies	1.0%

Short-Term Investments	0.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks(1)	$12,317,874	$—	$—	$12,317,874
Investment Companies	122,922	—	—	122,922
Short-Term Investments	—	21,932	—	21,932
Total Investments	$12,440,796	$21,932	$—	$12,462,728
OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$10,719	$—	$—	$10,719

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 237 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.2%

Aerospace & Defense – 0.5%

Woodward, Inc.	18,573	$2,320

Air Freight & Logistics – 0.6%

Expeditors International of Washington, Inc.	21,352	2,203

United Parcel Service, Inc., Class B	2,844	610

		2,813

Automobiles – 2.1%

Tesla, Inc.*	9,530	10,268

Banks – 3.8%

Bank of America Corp.	89,282	3,680

Bank of Hawaii Corp.	28,799	2,417

Citigroup, Inc.	90,961	4,857

JPMorgan Chase & Co.	38,257	5,215

SVB Financial Group*	4,091	2,289

		18,458

Beverages – 2.1%

Coca-Cola (The) Co.	163,760	10,153

Biotechnology – 3.6%

AbbVie, Inc.	24,200	3,923

Amgen, Inc.	26,041	6,297

Gilead Sciences, Inc.	57,554	3,422

Moderna, Inc.*	2,984	514

Vertex Pharmaceuticals, Inc.*	12,863	3,357

		17,513

Building Products – 1.7%

Allegion PLC	20,738	2,277

Johnson Controls International PLC	20,741	1,360

Lennox International, Inc.	4,737	1,221

Owens Corning	12,427	1,137

Trane Technologies PLC	15,677	2,394

		8,389

Capital Markets – 2.4%

Affiliated Managers Group, Inc.	7,702	1,086

Ameriprise Financial, Inc.	9,190	2,760

Bank of New York Mellon (The) Corp.	49,850	2,474

BlackRock, Inc.	3,792	2,898

Janus Henderson Group PLC	62,707	2,196

		11,414

Chemicals – 1.2%

Dow, Inc.	51,911	3,308

Sherwin-Williams (The) Co.	10,923	2,726

		6,034

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.2% continued

Commercial Services & Supplies – 0.2%

Rollins, Inc.	31,980	$1,121

Communications Equipment – 0.5%

Cisco Systems, Inc.	45,129	2,516

Construction & Engineering – 0.5%

AECOM	29,918	2,298

Consumer Finance – 2.6%

Ally Financial, Inc.	45,183	1,965

American Express Co.	28,810	5,387

Discover Financial Services	22,833	2,516

SLM Corp.	53,397	980

Synchrony Financial	45,526	1,585

		12,433

Distributors – 0.4%

Pool Corp.	5,033	2,128

Diversified Consumer Services – 0.5%

Terminix Global Holdings, Inc.*	56,154	2,562

Diversified Financial Services – 0.8%

Berkshire Hathaway, Inc., Class B*	4,904	1,731

Voya Financial, Inc.	30,293	2,010

		3,741

Diversified Telecommunication Services – 0.1%

Verizon Communications, Inc.	11,750	599

Electric Utilities – 0.8%

Constellation Energy Corp.	18,560	1,044

Exelon Corp.	55,683	2,652

		3,696

Electrical Equipment – 0.5%

Acuity Brands, Inc.	12,377	2,343

Electronic Equipment, Instruments & Components – 0.2%

Zebra Technologies Corp., Class A*	2,183	903

Entertainment – 0.8%

Activision Blizzard, Inc.	10,788	864

World Wrestling Entertainment, Inc., Class A	45,014	2,811

		3,675

Equity Real Estate Investment Trusts – 2.9%

American Tower Corp.	17,560	4,411

Equity Residential	3,482	313

Healthpeak Properties, Inc.	76,376	2,622

Iron Mountain, Inc.	19,184	1,063

See Notes to the Financial Statements.

EQUITY FUNDS   238   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.2% continued

Equity Real Estate Investment Trusts – 2.9% continued

Prologis, Inc.	21,269	$3,435

Weyerhaeuser Co.	55,090	2,088

		13,932

Food Products – 1.1%

General Mills, Inc.	39,066	2,646

Kellogg Co.	41,155	2,654

		5,300

Health Care Equipment & Supplies – 1.9%

Abbott Laboratories	3,399	402

Edwards Lifesciences Corp.*	10,380	1,222

Hologic, Inc.*	38,580	2,964

IDEXX Laboratories, Inc.*	5,348	2,926

Quidel Corp.*	1,989	224

ResMed, Inc.	6,265	1,519

		9,257

Health Care Providers & Services – 2.7%

Amedisys, Inc.*	14,538	2,505

Cardinal Health, Inc.	42,726	2,423

DaVita, Inc.*	6,510	736

Henry Schein, Inc.*	6,635	578

Laboratory Corp. of America Holdings*	9,210	2,428

McKesson Corp.	6,399	1,959

Quest Diagnostics, Inc.	17,339	2,373

UnitedHealth Group, Inc.	539	275

		13,277

Health Care Technology – 0.8%

Cerner Corp.	30,719	2,874

Veeva Systems, Inc., Class A*	3,754	798

		3,672

Hotels, Restaurants & Leisure – 0.2%

Domino’s Pizza, Inc.	1,987	809

Household Products – 2.3%

Clorox (The) Co.	15,547	2,162

Colgate-Palmolive Co.	39,388	2,987

Procter & Gamble (The) Co.	39,243	5,996

		11,145

Industrial Conglomerates – 0.8%

3M Co.	26,517	3,948

Insurance – 3.4%

Aflac, Inc.	45,792	2,949

Allstate (The) Corp.	15,158	2,100

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.2% continued

Insurance – 3.4% continued

American International Group, Inc.	9,456	$594

Aon PLC, Class A	6,530	2,126

Hanover Insurance Group (The), Inc.	4,904	733

Lincoln National Corp.	13,188	862

Marsh & McLennan Cos., Inc.	2,919	497

MetLife, Inc.	46,148	3,243

Prudential Financial, Inc.	15,094	1,784

Travelers (The) Cos., Inc.	9,355	1,709

		16,597

Interactive Media & Services – 6.5%

Alphabet, Inc., Class A*	6,699	18,632

Alphabet, Inc., Class C*	3,235	9,035

Meta Platforms, Inc., Class A*	17,804	3,959

		31,626

Internet & Direct Marketing Retail – 1.8%

Amazon.com, Inc.*	2,655	8,655

IT Services – 4.8%

Accenture PLC, Class A	13,380	4,512

Cognizant Technology Solutions Corp., Class A	3,177	285

International Business Machines Corp.	40,970	5,327

Jack Henry & Associates, Inc.	2,059	406

Mastercard, Inc., Class A	27,270	9,746

Visa, Inc., Class A	11,364	2,520

Western Union (The) Co.	33,359	625

		23,421

Leisure Products – 0.6%

Hasbro, Inc.	25,939	2,125

YETI Holdings, Inc.*	15,514	930

		3,055

Life Sciences Tools & Services – 1.8%

Agilent Technologies, Inc.	17,399	2,302

Mettler-Toledo International, Inc.*	1,835	2,520

Waters Corp.*	7,852	2,437

West Pharmaceutical Services, Inc.	3,472	1,426

		8,685

Machinery – 2.5%

Cummins, Inc.	12,611	2,587

Fortive Corp.	22,688	1,382

Illinois Tool Works, Inc.	10,649	2,230

Pentair PLC	38,257	2,074

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 239 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.2% continued

Machinery – 2.5% continued

Toro (The) Co.	26,864	$2,296

Xylem, Inc.	20,158	1,719

		12,288

Media – 1.4%

Discovery, Inc., Class A*	11,334	282

Interpublic Group of (The) Cos., Inc.	69,394	2,460

New York Times (The) Co., Class A	5,279	242

Omnicom Group, Inc.	10,495	891

Sirius XM Holdings, Inc.	408,993	2,708

		6,583

Metals & Mining – 0.4%

Newmont Corp.	24,554	1,951

Multiline Retail – 0.4%

Kohl’s Corp.	8,920	539

Target Corp.	6,128	1,301

		1,840

Oil, Gas & Consumable Fuels – 1.0%

Antero Midstream Corp.	24,751	269

APA Corp.	36,144	1,494

Hess Corp.	2,961	317

Texas Pacific Land Corp.	2,074	2,804

		4,884

Pharmaceuticals – 2.9%

Bristol-Myers Squibb Co.	11,492	839

Eli Lilly & Co.	17,920	5,132

Johnson & Johnson	21,815	3,866

Zoetis, Inc.	21,766	4,105

		13,942

Professional Services – 1.1%

Nielsen Holdings PLC	103,556	2,821

Robert Half International, Inc.	23,574	2,692

		5,513

Real Estate Management & Development – 1.0%

CBRE Group, Inc., Class A*	27,706	2,535

Jones Lang LaSalle, Inc.*	10,326	2,473

		5,008

Semiconductors & Semiconductor Equipment – 6.2%

Applied Materials, Inc.	26,363	3,475

Enphase Energy, Inc.*	3,100	626

First Solar, Inc.*	6,176	517

Intel Corp.	168,389	8,345

Lam Research Corp.	1,595	858

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.2% continued

Semiconductors & Semiconductor Equipment – 6.2% continued

NVIDIA Corp.	32,270	$8,805

Texas Instruments, Inc.	39,074	7,169

		29,795

Software – 11.4%

Adobe, Inc.*	16,675	7,597

Autodesk, Inc.*	4,762	1,021

Cadence Design Systems, Inc.*	14,100	2,319

Citrix Systems, Inc.	20,058	2,024

Intuit, Inc.	9,903	4,762

Manhattan Associates, Inc.*	1,792	248

Microsoft Corp.	92,592	28,547

Oracle Corp.	75,664	6,260

Teradata Corp.*	32,193	1,587

VMware, Inc., Class A	9,187	1,046

		55,411

Specialty Retail – 3.7%

Best Buy Co., Inc.	21,422	1,947

Home Depot (The), Inc.	26,444	7,916

Lowe’s Cos., Inc.	24,509	4,955

Ulta Beauty, Inc.*	2,348	935

Williams-Sonoma, Inc.	14,325	2,077

		17,830

Technology Hardware, Storage & Peripherals – 7.4%

Apple, Inc.	189,726	33,128

HP, Inc.	70,519	2,560

		35,688

Textiles, Apparel & Luxury Goods – 1.1%

Carter’s, Inc.	10,124	931

Deckers Outdoor Corp.*	725	199

Hanesbrands, Inc.	115,649	1,722

NIKE, Inc., Class B	17,782	2,393

		5,245

Trading Companies & Distributors – 1.2%

Fastenal Co.	47,361	2,813

W.W. Grainger, Inc.	5,475	2,824

		5,637

Total Common Stocks
(Cost $403,386)		480,371

See Notes to the Financial Statements.

EQUITY FUNDS   240   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.7%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(1) (2)	3,516,242	$3,516

Total Investment Companies
(Cost $3,516)		3,516

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.32%, 6/30/22(3) (4)	$480	$480

Total Short-Term Investments
(Cost $480)		480

Total Investments – 100.0%
(Cost $407,382)		484,367

Other Assets less Liabilities – 0.0%		78

NET ASSETS – 100.0%		$484,445

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2022 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
E-Mini S&P 500	17	$3,851	Long	6/22	$110

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2022, the security types for the Fund were:

SECURITY T YPE (1)	% OF NET ASSETS

Common Stocks	99.2%

Investment Companies	0.7%

SECURITY TYPE (1)	% OF NET ASSETS

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$480,371	$—	$—	$480,371

Investment Companies	3,516	—	—	3,516

Short-Term Investments	—	480	—	480

Total Investments	$483,887	$480	$—	$484,367
OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$ 110	$—	$—	$ 110
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 241 EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 41 funds as of March 31, 2022, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Active M Emerging Markets Equity, Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, Global Tactical Asset Allocation, Income Equity, International Equity, International Equity Index, Large Cap Core, Large Cap Value, Mid Cap Index, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM, Small Cap Core, Small Cap Index, Small Cap Value, Stock Index and U.S. Quality ESG Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

The Global Tactical Asset Allocation Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”). The Fund also may invest in other unaffiliated mutual funds and ETFs (together with affiliated underlying funds and ETFs, the “Underlying Funds”) and other securities and investments not issued by mutual funds. References to the “Fund” or “Funds” herein may include references to the “Underlying Funds”, as applicable.

Except for the Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds, each Fund is authorized to issue one class of shares designated as the “Shares” class. Effective July 31, 2020, the Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds are authorized to issue two classes of shares designated as Class K shares and Class I shares.

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser and administrator for the Funds. The Northern Trust Company (“Northern Trust”), an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Funds. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each class of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the

      EQUITY FUNDS   242   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2022

Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The futures contract position and investment strategy utilized during the fiscal year ended March 31, 2022, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Active M Emerging Markets Equity	Long	Liquidity

Active M International Equity	Long	Liquidity

Emerging Markets Equity Index	Long	Liquidity

	CONTRACT POSITION	INVESTMENT STRATEGY

Global Real Estate Index	Long	Liquidity

Global Sustainability Index	Long	Liquidity

Income Equity	Long	Liquidity

International Equity	Long	Liquidity

International Equity Index	Long	Liquidity

Large Cap Core	Long	Liquidity

Large Cap Value	Long	Liquidity

Mid Cap Index	Long	Liquidity

Multi-Manager Global Listed Infrastructure	Long	Liquidity

Northern Engage360TM	Long	Liquidity

Small Cap Core	Long	Liquidity

Small Cap Index	Long	Liquidity

Small Cap Value	Long	Liquidity

Stock Index	Long	Liquidity

U.S. Quality ESG	Long	Liquidity

At March 31, 2022, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Active M Emerging Markets Equity, Active M International Equity, Income Equity, Large Cap Core, Large Cap Value, Mid Cap Index, Multi-Manager Global Listed Infrastructure, Northern Engage360TM, Small Cap Core, Small Cap Index, Small Cap Value, Stock Index and U.S. Quality ESG Funds was approximately $1,987,000, $4,454,000, $165,000, $215,000, $150,000, $5,558,000, $4,180,000, $889,000, $1,515,000, $4,255,000, $7,280,000, $21,932,000 and $479,000, respectively. At March 31, 2022, the aggregate fair value of cash and foreign currencies to cover margin requirements for open positions for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity and International Equity Index Funds was approximately $3,434,000, $1,413,000, $1,640,000, $86,000 and $5,059,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on options written on the Statements of Operations, if applicable.

NORTHERN FUNDS ANNUAL REPORT   243   EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty nonperfor-mance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security or currency at a price different from the current fair value. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds and certain of the Underlying Funds for the Global Tactical Asset Allocation Fund may enter into forward foreign currency exchange contracts for hedging and/or speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until the settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Forward foreign currency exchange contracts are privately negotiated transactions, and can have substantial price volatility. As a result, these contracts offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, forward foreign currency exchange contracts tend to limit any potential gain that may be realized if the value of the Fund’s or an Underlying Fund’s foreign holdings increase because of currency fluctuations. When used for speculative purposes, the contracts may result in additional losses that are not otherwise related to the changes in value of the securities held by a Fund or an Underlying Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Other non-cash dividends are recognized as investment income at the fair value of the property received. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year-end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A

      EQUITY FUNDS   244   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2022

Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

The Funds allocate all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class, if applicable.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses arising in connection with a specific class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual fund generally are allocated among all funds in the Trust in proportion to each Fund’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Expenses are recognized on an accrual basis.

H) REDEMPTION FEES The Active M Emerging Markets Equity, Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity, International Equity Index, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate and Northern Engage360TM Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands	REDEMPTION FEES

Active M Emerging Markets Equity	$–*

Active M International Equity	–*

Emerging Markets Equity Index	3

Global Real Estate Index	2

Global Sustainability Index	20

International Equity	2

International Equity Index	–*

Multi-Manager Global Listed Infrastructure	2

* Amounts round to less than $1,000.

Redemption fees for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	REDEMPTION FEES

Active M Emerging Markets Equity	$–*

Active M International Equity	–*

Emerging Markets Equity Index	19

Global Real Estate Index	3

Global Sustainability Index	8

International Equity	–*

International Equity Index	–*

Multi-Manager Global Listed Infrastructure	–*

* Amounts round to less than $1,000.

The amounts described above are included in Payments for Shares Redeemed in Note 8—Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years. There were no redemption fees for the fiscal years ended March 31, 2022 and 2021, for the Multi-Manager Global Real Estate and Northern Engage360TM Funds.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Active M Emerging Markets Equity	Annually

Active M International Equity	Annually

Emerging Markets Equity Index	Annually

Global Real Estate Index	Quarterly

Global Sustainability Index	Annually

Global Tactical Asset Allocation	Quarterly

Income Equity	Monthly

International Equity	Annually

International Equity Index	Annually

Large Cap Core	Quarterly

Large Cap Value	Annually

Mid Cap Index	Annually

Multi-Manager Global Listed Infrastructure	Quarterly

Multi-Manager Global Real Estate	Quarterly

Northern Engage360TM	Annually

Small Cap Core	Annually

Small Cap Index	Annually

Small Cap Value	Annually

Stock Index	Quarterly

U.S. Quality ESG	Quarterly

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NOTES TO THE FINANCIAL STATEMENTS continued

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of distributions received from investments in Master Limited Partnerships (“MLPs”), recharacterization of dividends received from investments in REITs, capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the net assets or the NAVs per share of the Funds. At March 31, 2022, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Active M Emerging Markets Equity	$1,480	$(1,480)	$–

Active M International Equity	472	(472)	–

Emerging Markets Equity Index	10,911	(10,911)	–

Global Real Estate Index	1,554	(1,554)	–

Global Sustainability Index	(299)	299	–

Income Equity	(9)	9	–

International Equity	(4)	4	–

International Equity Index	5,650	(6,577)	927

Mid Cap Index	(2,403)	2,403	–

Multi-Manager Global Listed Infrastructure	(2,068)	2,068	–

Multi-Manager Global Real Estate	493	(493)	–

Northern Engage360TM	(62)	(116)	178

Small Cap Core	(2,136)	2,136	–

Small Cap Index	(1,384)	1,295	89

Small Cap Value	3	(3)	–

Stock Index	(296)	(120)	415

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders. Certain Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption Deferred foreign capital gains tax payable and as a reduction in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in Net realized gains (losses) on Investments. Certain Funds seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable, if any, is reflected as an asset on the Statements of Assets and Liabilities under the caption Receivable for foreign tax reclaims.

For the period from November 1, 2021, through the fiscal year ended March 31, 2022, the following Funds incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands

Active M Emerging Markets Equity	$4,559

Active M International Equity	1,425

Northern Engage360TM	1,576

During the fiscal year ended March 31, 2022, the International Equity, International Equity Index and Large Cap Value Funds utilized approximately $4,916,000, $45,694,000 and $2,037,000, respectively, in capital loss carryforwards.

During the taxable year ended November 30, 2021, the Global Real Estate Index and Multi-Manager Global Real Estate Funds utilized approximately $7,465,000 and $10,129,000, respectively, in capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

Emerging Markets Equity Index	$34,546	$290,582

International Equity	16,327	25,594

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Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

International Equity Index	$7,724	$572,515

At November 30, 2021, the Global Real Estate Index Fund’s most recent tax year end, the non-expiring short-term capital losses were approximately $1,418,000 and long-term capital losses were approximately $126,937,000. The Fund may offset future capital gains with these capital loss carryforwards.

At March 31, 2022, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Active M Emerging Markets Equity	$562	$–	$31,890

Active M International Equity	6,821	1	97,948

Emerging Markets Equity Index	7,580	–	516,877

Global Sustainability Index	4,816	1,537	383,031

Global Tactical Asset Allocation	243	4,242	9,279

Income Equity	130	2,026	58,831

International Equity	3,200	–	5,913

International Equity Index	29,860	–	1,419,337

Large Cap Core	1,096	5,341	106,910

Large Cap Value	1,808	2,072	7,647

Mid Cap Index	7,364	112,365	803,187

Northern Engage360TM	–	38,548	27,878

Small Cap Core	1,348	1,295	195,331

Small Cap Index	1,638	36,580	452,527

Small Cap Value	683	15,787	890,990

Stock Index	4,905	108,611	8,576,669

U.S. Quality ESG	337	8,279	76,178

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income, net long-term capital gains and unrealized gains (losses) at November 30, 2021, the Global Real Estate Index, Multi-Manager Global Listed Infrastructure and Multi-Manager Global Real Estate Funds’ last tax year end, were as follows:

	UNDISTRIBUTED

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Global Real Estate Index	$16,742	$–	$409,371

Multi-Manager Global Listed Infrastructure	20,424	64,084	45,176

	UNDISTRIBUTED

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Multi-Manager Global Real Estate	$2,154	$1,507	$39,397

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2022, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Active M Emerging Markets Equity	$26,918	$61,241

Active M International Equity	12,650	54,777

Emerging Markets Equity Index	63,000	–

Global Sustainability Index	21,028	46,004

Global Tactical Asset Allocation	2,949	3,287

Income Equity	5,331	16,400

International Equity	4,000	–

International Equity Index	179,350	–

Large Cap Core	15,244	24,926

Large Cap Value	3,869	1,428

Mid Cap Index	72,709	173,392

Northern Engage360TM	8,986	23,820

Small Cap Core	5,041	70,514

Small Cap Index	29,796	144,322

Small Cap Value	31,556	340,449

Stock Index	177,611	241,617

U.S. Quality ESG	11,897	15,406

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2021, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Active M Emerging Markets Equity	$4,000	$26,239

Active M International Equity	5,234	–

Emerging Markets Equity Index	56,778	–

Global Sustainability Index	15,377	22

Global Tactical Asset Allocation	3,162	4,405

Income Equity	2,508	8,206

International Equity	5,764	–

International Equity Index	103,477	–

Large Cap Core	3,348	–

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NOTES TO THE FINANCIAL STATEMENTS continued

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Large Cap Value	$855	$–

Mid Cap Index	34,067	72,629

Northern Engage360TM	3,438	–

Small Cap Core	3,468	19,725

Small Cap Index	18,255	32,489

Small Cap Value	39,652	12,338

Stock Index	151,659	256,239

U.S. Quality ESG	2,271	1,369

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In addition to the ordinary income distribution, during the fiscal year ended March 31, 2022, the Northern Engage360TM Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of ordinary income for the Fund in the amount of approximately $178,000.

The tax character of distributions paid during the Global Real Estate Index, the Multi-Manager Global Listed Infrastructure and the Multi-Manager Global Real Estate Funds’ tax years ended November 30, 2021 and November 30, 2020 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2021 AND NOVEMBER 30, 2020 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*		LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Global Real Estate Index (2021)	$29,859		$–	$–

Global Real Estate Index (2020)	75,463	**	–	22,242	**

Multi-Manager Global Listed Infrastructure (2021)	18,097		9,732	–

Multi-Manager Global Listed Infrastructure (2020)	23,341		–	–

Multi-Manager Global Real Estate (2021)	3,548		–	–

Multi-Manager Global Real Estate (2020)	3,978		–	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.
**	The tax character of distributions paid during the tax year ended November 30, 2020 have been restated from what was previously reported as $95,705 and $0, respectively.

The Global Real Estate Index, the Multi-Manager Global Listed Infrastructure and the Multi-Manager Global Real Estate Funds have a tax year end of November 30th, as such, the information in this section is as of each Fund’s tax year end. The tax character of distributions paid for the period December 1, 2021 through March 31, 2022 will be determined at the end of its tax year ending November 30, 2022.

Above figures may differ from those cited elsewhere in this report due to differences in the timing and amounts determined in accordance with federal income tax regulations versus financial statement amounts determined in accordance with U.S. GAAP. The final tax character of the Funds’ distributions is reported on IRS Form 1099-DIV.

As of March 31, 2022, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

The Multi-Manager Global Listed Infrastructure Fund invests in MLPs. The benefits derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations

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MARCH 31, 2022

receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Shares class or Class I shares of the Funds, as applicable, beneficially owned by their customers.

NTI has contractually agreed to limit payments of service fees from Class I shares of the Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds to an annual rate of 0.05 percent, 0.10 percent and 0.10 percent, respectively, of the average daily net assets of the Class I shares of these Funds. There is no service fee permitted by Class K shares of the Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds.

There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2022.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2022.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 16, 2020, which was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.25 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The Credit Facility expired on November 15, 2021.

At a meeting held on November 17-18, 2021, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if Adjusted Term Secured Overnight Financing Rate (SOFR) (but in no event less than 0 percent) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 15, 2021 and will expire on November 14, 2022, unless renewed.

During the fiscal year ended March 31, 2022, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Active M Emerging Markets Equity	$3,067	1.16%

Global Tactical Asset Allocation	795	1.20

Income Equity	1,050	1.27

International Equity	400	1.41

Large Cap Core	644	1.21

No other Funds had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2022. There were no outstanding loan amounts at March 31, 2022.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory services (asset allocation services for the Global Tactical Asset Allocation Fund), administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, service fees for the Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) except for the Northern Engage360TM and the U.S. Quality ESG Funds, for which NTI has contractually agreed to reimburse a portion of operating expenses (other than acquired fund fees and extraordinary expenses for the Northern Engage360TM Fund and other than service fees and extraordinary expenses for the U.S. Quality ESG Fund), as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement, if any, is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2022, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Emerging Markets Equity Index	0.21%	0.30%

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NOTES TO THE FINANCIAL STATEMENTS continued

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Global Real Estate Index	0.40%	0.50%

Global Sustainability Index	0.18%	0.25%

Global Tactical Asset Allocation	0.23%	0.25%

International Equity	0.48%	0.50%

International Equity Index	0.18%	0.25%

Large Cap Core	0.44%	0.45%

Large Cap Value	0.53%	0.55%

Mid Cap Index	0.13%	0.15%

Small Cap Core	0.47%	0.49%

Small Cap Index	0.13%	0.15%

Small Cap Value	0.95%	1.00%

Stock Index	0.08%	0.10%

U.S. Quality ESG	0.37%	0.39%

	CONTRACTUAL ANNUAL
	MANAGEMENT FEES
				CONTRACTUAL EXPENSE LIMITATIONS
	FIRST	NEXT	OVER
	$1 BILLION	$1 BILLION	$2 BILLION

Active M Emerging Markets Equity	1.08%	1.048%	1.017%	1.10%

Active M International Equity	0.82%	0.795%	0.771%	0.84%

Income Equity	0.95%	0.922%	0.894%	1.00%

Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%	1.00%

Multi-Manager Global Real Estate	0.89%	0.863%	0.837%	0.91%

Northern Engage360TM	0.68%	0.660%	0.640%	0.70%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2022. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, during the fiscal year ended March 31, 2022, NTI reimbursed certain additional expenses that may be excepted expenses. Amounts waived or reimbursed by the Investment Adviser pursuant to voluntary or contractual agreements may not be recouped by the Investment Adviser.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds.

The Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate and Northern Engage360TM Funds are managed by NTI and one or more investment sub-advisers unaffiliated with NTI (each a “Sub-Adviser” and together, the “Sub-Advisers”). In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of any Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each sub-advised Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI.

As of March 31, 2022, Axiom International Investors LLC, Ashmore Investment Management Limited and Westwood Global Investments, LLC are the Sub-Advisers for the Active M Emerging Markets Equity Fund.

As of March 31, 2022, Causeway Capital Management LLC, Polen Capital Management, LLC, Victory Capital Management Inc., WCM Investment Management, LLC and Wellington Management Company LLP are the Sub-Advisers for the Active M International Equity Fund.

As of March 31, 2022, First Sentier Investors (Australia) IM Ltd., Lazard Asset Management LLC and KBI Global Investors (Northern America), Ltd. are the Sub-Advisers for the Multi-Manager Global Listed Infrastructure Fund.

As of March 31, 2022, Janus Capital Management, LLC and Massachusetts Financial Services Company are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2022, Ariel Investments, LLC, Aristotle Capital Management, LLC, ARK Investment Management, LLC, Earnest Partners, LLC, Mar Vista Investment Partners, LLC and Boston Common Asset Management, LLC are the Sub-Advisers for the Northern Engage360TM Fund.

NTI is responsible for payment of sub-advisory fees to these Sub-Advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Northern Trust also performs certain administrative services for certain Sub-Advisers pursuant to separate agreements with such Sub-Advisers.

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For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2022, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25 percent. For the fiscal year ended March 31, 2022, NTI reimbursed each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specific conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2022, the following Funds engaged in purchases and/or sales of securities from an affiliated entity:

Amount in thousands	PURCHASES	SALES*

Multi-Manager Global Listed Infrastructure	$2,131	$(664)

Multi-Manager Global Real Estate	-	(41)

*	During the fiscal year ended March 31, 2022, the realized gains (losses) associated with these transactions were approximately $(44,000) and $12,000, respectively.

NTI or the Sub-Advisers may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with NTI, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. For the fiscal year ended March 31, 2022, the Northern Engage360 Fund paid Northern Trust Securities, Inc., an affiliate of NTI approximately $2,000 in brokerage commissions.

During the fiscal year ended March 31, 2022, the Active M Emerging Markets Equity, Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Tactical Asset Allocation, International Equity, International Equity Index, Multi-Manager Global Listed Infrastructure and Multi-Manager Global Real Estate Funds received reimbursements from Northern Trust of approximately $14,000, $20,000, $10,000, $7,000, $1,000, $5,000, $6,000, $13,000 and $1,000, respectively, in connection with errors. The Global Sustainability Index and Northern Engage360TM Funds each received reimbursements of less than $1,000 in connection with errors. These reimbursements are included in Net investment income in the Statements of Operations and Statements of Changes in Net Assets and in Net investment income in the Financial Highlights. These cash contributions represent less than $0.01 per share for each of the Funds.

During the fiscal year ended March 31, 2022, the Stock Index Fund received reimbursements from Northern Trust of approximately $2,000 in connection with an error. This reimbursement is included in Capital share transactions in the

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NOTES TO THE FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets. The cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

During the fiscal year ended March 31, 2021, the Active M Emerging Markets Equity, Active M International Equity and Emerging Markets Equity Index Funds received reimbursements from Northern Trust of approximately $41,000, $26,000 and $151,000, respectively, in connection with an error. These reimbursements are included in Net investment income in the Statements of Changes in Net Assets and in Net investment income in the Financial Highlights. These cash contributions represent less than $0.01 for each of the Funds.

During the fiscal year ended March 31, 2021, the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate and Northern Engage360TM Funds received reimbursements from NTI of approximately $3,000, $6,000, $5,000, $1,000 and $1,000, respectively, in connection with errors. These reimbursements are included in Net realized gains on investments in the Statements of Changes in Net Assets and in Net realized and unrealized gain in the Financial Highlights. These cash contributions represent less than $0.01 per share for each of the Funds and had no effect on the Funds’ total return.

Certain uninvested foreign currency balances of the Funds may pay/receive a return to/from Northern Trust based on a market return it pays/receives less an administrative fee. For the fiscal year ended March 31, 2022, the Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity, International Equity Index, Multi-Manager Global Listed Infrastructure and Northern Engage 360TM Funds paid Northern Trust approximately $12,000, $2,000, 13,000, $14,000, $4,000, $82,000, $7,000 and $13,000, respectively. The Active M Emerging Markets Equity and Multi-Manager Global Real Estate Funds each paid amounts to Northern Trust of less than $1,000. The Active M International Equity, Emerging Markets Equity Index, International Equity Index, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate and Northern Engage 360TM Funds each received amounts from Northern Trust of less than $1,000. These amounts are included in Dividend income or Interest income on the Funds’ Statements of Operations.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2022, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Active M Emerging Markets Equity	$–	$370,987	$–	$457,827

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Active M International Equity	$–	$ 269,619	$–	$ 361,911

Emerging Markets Equity Index	–	457,699	–	578,779

Global Real Estate Index	–	85,722	–	168,183

Global Sustainability Index	–	498,124	–	98,049

Global Tactical Asset Allocation	–	85,534	–	78,716

Income Equity	–	49,653	–	57,960

International Equity	–	67,233	–	48,048

International Equity Index	–	1,125,765	–	1,515,275

Large Cap Core	–	129,227	–	151,754

Large Cap Value	–	49,658	–	52,695

Mid Cap Index	–	380,758	–	570,006

Multi-Manager Global Listed Infrastructure	–	670,210	–	825,514

Multi-Manager Global Real Estate	–	82,923	–	85,935

Northern Engage360TM	–	294,446	–	345,234

Small Cap Core	–	80,197	–	112,967

Small Cap Index	–	454,830	–	399,563

Small Cap Value	–	536,937	–	1,315,154

Stock Index	–	374,537	–	561,248

U.S. Quality ESG	–	262,436	–	116,502

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2022, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

      EQUITY FUNDS   252   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2022

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Active M Emerging Markets Equity	$44,684	$(12,567)	$32,117	$286,855

Active M International Equity	114,635	(16,645)	97,990	494,537

Emerging Markets Equity Index	701,331	(174,286)	527,045	1,423,107

Global Real Estate Index	479,112	(57,996)	421,116	1,063,734

Global Sustainability Index	406,600	(23,571)	383,029	1,079,476

Global Tactical Asset Allocation	11,711	(2,432)	9,279	118,809

Income Equity	61,660	(2,829)	58,831	105,685

International Equity	12,890	(6,967)	5,923	116,884

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

International Equity Index	$1,645,396	$(225,831)	$1,419,565	$3,380,257

Large Cap Core	110,135	(3,225)	106,910	182,416

Large Cap Value	8,817	(1,170)	7,647	60,185

Mid Cap Index	870,044	(66,857)	803,187	1,642,152

Multi-Manager Global Listed Infrastructure	124,756	(24,374)	100,382	997,391

Multi-Manager Global Real Estate	40,038	(4,162)	35,876	168,766

Northern Engage360TM	45,476	(17,598)	27,878	308,233

Small Cap Core	215,737	(20,406)	195,331	309,719

Small Cap Index	599,579	(147,052)	452,527	1,083,551

Small Cap Value	902,403	(11,413)	890,990	1,404,513

Stock Index	8,635,258	(58,589)	8,576,669	3,896,778

U.S. Quality ESG	90,215	(14,037)	76,178	408,299

8. CAPITAL SHARE TRANSACTIONS

Transactions in Shares class for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Active M Emerging Markets Equity	4,789	$83,852	3,643	$59,348	(7,854)	$(145,435)	578	$(2,235)

Active M International Equity	3,398	44,169	3,632	44,598	(9,327)	(116,046)	(2,297)	(27,279)

Emerging Markets Equity Index	30,388	410,080	720	9,354	(39,139)	(517,145)	(8,031)	(97,711)

Global Real Estate Index	15,557	180,254	704	8,196	(21,938)	(253,509)	(5,677)	(65,059)

Global Tactical Asset Allocation	3,659	52,171	342	4,768	(3,427)	(47,964)	574	8,975

Income Equity	993	15,451	1,342	20,546	(1,542)	(24,207)	793	11,790

International Equity	3,095	31,587	141	1,399	(1,350)	(13,514)	1,886	19,472

International Equity Index	41,169	600,791	2,110	30,029	(70,587)	(987,660)	(27,308)	(356,840)

Large Cap Core	874	23,694	1,409	36,999	(1,749)	(47,021)	534	13,672

Large Cap Value	259	5,546	241	5,090	(447)	(9,597)	53	1,039

Mid Cap Index	13,814	328,739	9,174	207,702	(20,355)	(488,984)	2,633	47,457

Multi-Manager Global Listed Infrastructure	9,565	124,082	6,773	85,437	(22,004)	(292,240)	(5,666)	(82,721)

Multi-Manager Global Real Estate	1,420	18,175	281	3,656	(1,541)	(19,670)	160	2,161

Northern Engage360TM	245	2,929	2,418	32,114	(4,872)	(67,757)	(2,209)	(32,714)

Small Cap Index	17,574	275,905	9,911	147,872	(14,056)	(230,658)	13,429	193,119

Small Cap Value	24,236	540,597	17,810	365,098	(58,070)	(1,303,052)	(16,024)	(397,357)

Stock Index	20,853	1,020,833	5,102	259,846	(27,450)	(1,346,130)	(1,495)	(65,451)

NORTHERN FUNDS ANNUAL REPORT   253   EQUITY FUNDS

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NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in Shares class for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED		PAYMENTS FOR SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Active M Emerging Markets Equity	5,834	$120,232	973	$20,766	(10,179)		$(191,968)		(3,372)	$(50,970)

Active M International Equity	3,960	43,992	32	386	(19,679)		(189,286)		(15,687)	(144,908)

Emerging Markets Equity Index	63,627	826,815	1,053	14,517	(68,614)		(830,819)		(3,934)	10,513

Global Real Estate Index	28,802	263,452	741	6,832	(112,064)		(1,001,876)		(82,521)	(731,592)

Global Sustainability Index *	9,922	142,839	–	–	(65,056	)**	(999,402	)**	(55,134)	(856,563)

Global Tactical Asset Allocation	753	9,723	527	6,928	(1,598)		(20,806)		(318)	(4,155)

Income Equity	815	10,916	736	10,090	(2,518)		(32,165)		(967)	(11,159)

International Equity	993	8,602	164	1,496	(7,320)		(57,275)		(6,163)	(47,177)

International Equity Index	62,952	768,053	1,202	16,113	(94,142)		(1,066,069)		(29,988)	(281,903)

Large Cap Core	2,641	56,076	139	3,018	(2,069)		(44,593)		711	14,501

Large Cap Value	332	5,138	46	810	(812)		(13,159)		(434)	(7,211)

Mid Cap Index	23,172	407,328	3,881	80,914	(45,935)		(822,856)		(18,882)	(334,614)

Multi-Manager Global Listed Infrastructure	29,534	345,544	878	10,586	(25,522)		(301,788)		4,890	54,342

Multi-Manager Global Real Estate	7,697	75,039	107	1,118	(3,234)		(32,243)		4,570	43,914

Northern Engage360TM	1,234	15,212	258	3,325	(118)		(1,491)		1,374	17,046

Small Cap Core *	1,017	21,041	–	–	(19,545	)***	(451,334	)***	(18,528)	(430,293)

Small Cap Index	24,859	315,724	2,394	36,681	(30,731)		(389,525)		(3,478)	(37,120)

Small Cap Value	29,871	521,935	2,520	49,799	(59,541)		(1,046,337)		(27,150)	(474,603)

Stock Index	28,819	1,106,357	6,036	249,003	(50,157)		(1,868,040)		(15,302)	(512,680)

U.S. Quality ESG *	3,255	38,828	3	36	(13,632	)****	(176,744	)****	(10,374)	(137,880)

*	Shares class of the Global Sustainability Index Fund, Small Cap Core Fund and U.S. Quality ESG Fund ceased operations on July 31, 2020.
**

Amounts include shares of approximately 26,260,000 and 33,292,000 and proceeds of approximately $407,037,000 and $516,131,000 for the Global Sustainability Index Fund which were transferred due to the conversion of the Shares class to Class K and Class I, respectively. The transfer was completed on July 31, 2020.

***

Amounts include shares of approximately 8,648,000 and 8,230,000 and proceeds of approximately $202,885,000 and $193,126,000 for the Small Cap Core Fund which were transferred due to the conversion of the Shares class to Class K and Class I, respectively. The transfer was completed on July 31, 2020.

****

Amounts include shares of 13,262,000 and proceeds of $172,453,000 for the U.S. Quality ESG Fund which were transferred due to the conversion of the Shares class to Class K. The transfer was completed on July 31, 2020.

Transactions in Class K shares for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index	10,270	$209,121	1,413	$28,906	(1,382)	$(27,717)	10,301	$210,310

Small Cap Core	833	25,573	1,320	37,447	(938)	(29,065)	1,215	33,955

U.S. Quality ESG	9,764	175,461	1,270	22,998	(1,594)	(28,083)	9,440	170,376

      EQUITY FUNDS   254   NORTHERN FUNDS ANNUAL REPORT

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MARCH 31, 2022

Transactions in Class K shares for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index*	28,548	**	$446,548	**	45	$795	(1,063)	$(17,569)	27,530	$429,774

Small Cap Core*	9,409	***	221,089	***	369	10,600	(950)	(26,125)	8,828	205,564

U.S. Quality ESG*	19,320	****	261,271	****	108	1,603	(924)	(13,778)	18,504	249,096

*	Commenced class operations on July 31, 2020.
**

Amounts include shares of approximately 26,260,000 and proceeds of approximately $407,037,000 for the Global Sustainability Index Fund which were transferred due to the conversion of the Shares class to Class K. The transfer was completed on July 31, 2020.

***

Amounts include shares of approximately 8,648,000 and proceeds of approximately $202,885,000 for the Small Cap Core Fund which were transferred due to the conversion of the Shares class to Class K. The transfer was completed on July 31, 2020.

****

Amounts include shares of 13,262,000 and proceeds of $172,453,000 for the U.S. Quality ESG Fund which were transferred due to the conversion of the Shares class to Class K. The transfer was completed on July 31, 2020.

Transactions in Class I shares for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index	21,466	$432,325	1,326	$27,109	(10,801)	$(217,424)	11,991	$242,010

Small Cap Core	865	27,714	1,204	34,088	(1,725)	(53,750)	344	8,052

U.S. Quality ESG	134	2,341	3	47	(15)	(267)	122	2,121

Transactions in Class I shares for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index*	43,457	**	$689,550	**	420	$7,371	(18,437)	$(314,293)	25,440	$382,628

Small Cap Core*	9,228	***	221,091	***	362	10,391	(1,777)	(46,125)	7,813	185,357

U.S. Quality ESG****	5		71		–	1	–	(1)	5	71

*	Commenced class operations on July 31, 2020.
**

Amounts include shares of approximately 33,292,000 and proceeds of approximately $516,131,000 for the Global Sustainability Index Fund which were transferred due to the conversion of the Shares class to Class I. The transfer was completed on July 31, 2020.

***

Amounts include shares of approximately 8,230,000 and proceeds of approximately $193,126,000 for the Small Cap Core Fund which were transferred due to the conversion of the Shares class to Class I. The transfer was completed on July 31, 2020.

****	Commenced class operations on August 24, 2020.

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Active M Emerging Markets Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$16,145	$306,060	$304,476	$–	$–	$–	$17,729	17,729,192

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Active M International Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 18,115	$277,622	$260,273	$ –	$ –	$ 4	$ 35,464	35,464,283

Emerging Markets Equity Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	38,931	410,571	408,101	–	–	7	41,401	41,400,676

Global Real Estate Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	11,514	192,228	180,252	–	–	1	23,490	23,489,988

Global Sustainability Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	12,721	397,741	395,480	–	–	1	14,982	14,982,109

	Northern Trust Corp.	752	305	19	71	3	23	1,112	9,546

	Total	$ 13,473	$398,046	$395,499	$ 71	$ 3	$ 24	$ 16,094	14,991,655

Global Tactical Asset Allocation	FlexShares® Credit-Scored U.S. Corporate Bond Index Fund	$ 17,404	$ 3,571	$ 14,066	$(538)	$ (55)	$ 244	$ 6,315	126,857

	FlexShares® Credit-Scored U.S. Long Corporate Bond Index Fund	3,169	501	2,695	23	(88)	78	910	17,470

	FlexShares® Developed Markets ex-U.S. Quality Low Volatility Index Fund	2,380	878	664	(39)	12	78	2,567	96,671

	FlexShares® Disciplined Duration MBS Index Fund	5,398	4,926	4,459	(208)	(238)	114	5,418	246,109

	FlexShares® Global Quality Real Estate Index Fund	2,540	601	963	328	40	70	2,546	36,209

	FlexShares® High Yield Value-Scored Bond Index Fund	7,218	12,283	3,102	(1,035)	59	691	15,424	332,985

	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	–	3,983	87	(43)	(2)	5	3,851	142,053

	FlexShares® International Quality Dividend Index Fund	6,007	2,622	1,762	(530)	98	282	6,435	269,580

	FlexShares® Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund	11,932	4,055	9,217	(1,518)	1,171	466	6,423	94,381

	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	8,452	3,042	5,601	(1,319)	565	266	5,139	92,182

      EQUITY FUNDS   256   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2022

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME		VALUE, END OF YEAR	SHARES, END OF YEAR

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund	$4,604	$5,317	$4,370	$938	$1,166	$299		$7,655	163,469

	FlexShares® Morningstar U.S. Market Factor Tilt Index Fund	14,898	5,521	5,796	(273)	1,569	212		15,919	91,418

	FlexShares® Quality Dividend Index Fund	8,856	5,207	3,306	369	652	212		11,778	198,692

	FlexShares® Ready Access Variable Income Fund	–	2,550	–	(2)	–	–		2,548	34,043

	FlexShares® STOXX Global Broad Infrastructure Index Fund	4,826	823	3,245	(268)	421	91		2,557	44,524

	FlexShares® U.S. Quality Low Volatility Index Fund	10,022	3,113	4,201	906	698	121		10,538	191,977

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	779	96,630	97,393	–	–	–	*	16	15,659

	Total	$108,485	$155,623	$160,927	$(3,209)	$6,068	$3,229		$106,039	2,194,279

Income Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$481	$21,528	$20,564	$–	$–	$–	*	$1,445	1,445,362

International Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,617	29,956	29,946	–	–	–	*	1,627	1,627,398

International Equity Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	16,333	518,606	525,338	–	–	3		9,601	9,600,953

Large Cap Core	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,148	27,718	28,055	–	–	–	*	811	811,038

Large Cap Value	Northern Institutional Funds - U.S. Government Portfolio (Shares)	377	8,573	8,547	–	–	–		403	402,518

Mid Cap Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	22,904	281,484	251,871	–	–	5		52,517	52,517,076

Multi-Manager Global Listed Infrastructure	Northern Institutional Funds - U.S. Government Portfolio (Shares)	42,041	589,419	592,405	–	–	1		39,055	39,055,087

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME		VALUE, END OF YEAR	SHARES, END OF YEAR

Multi-Manager Global Real Estate	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$3,903	$65,634	$63,014	$–	$–	$1		$6,523	6,522,720

Northern Engage360TM	Northern Institutional Funds - U.S. Government Portfolio (Shares)	17,898	104,642	110,868	–	–	2		11,672	11,671,977

Small Cap Core	Northern Institutional Funds - U.S. Government Portfolio (Shares)	16,121	57,014	56,008	–	–	3		17,127	17,126,538

Small Cap Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	25,952	276,197	292,404	–	–	5		9,745	9,744,900

Small Cap Value	Northern Institutional Funds - U.S. Government Portfolio (Shares)	52,523	768,808	732,491	–	–	9		88,840	88,839,598

Stock Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	227,739	501,075	605,892	–	–	23		122,922	122,921,795

	Northern Trust Corp.	7,127	215	177	738	34	188		7,937	68,161

	Total	$234,866	$501,290	$606,069	$738	$34	$211		$130,859	122,989,956

U.S. Quality ESG	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$283	$156,903	$153,670	$–	$–	$–	*	$3,516	3,516,242

*	Amount rounds to less than one thousand.

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2022:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net Assets - Net unrealized appreciation	$248	*	Net Assets - Net unrealized depreciation	$–

Active M International Equity	Equity contracts	Net Assets - Net unrealized appreciation	35	*	Net Assets - Net unrealized depreciation	–

Emerging Markets Equity Index	Equity contracts	Net Assets - Net unrealized appreciation	3,412	*	Net Assets - Net unrealized depreciation	–

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	12		Unrealized depreciation on forward foreign currency exchange contracts	(84)

Global Real Estate Index	Equity contracts	Net Assets - Net unrealized appreciation	813	*	Net Assets - Net unrealized depreciation	–

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MARCH 31, 2022

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$21		Unrealized depreciation on forward foreign currency exchange contracts	$(14)

Global Sustainability Index	Equity contracts	Net Assets - Net unrealized appreciation	1,502	*	Net Assets - Net unrealized depreciation	–

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	82		Unrealized depreciation on forward foreign currency exchange contracts	(120)

Income Equity	Equity contracts	Net Assets - Net unrealized appreciation	55	*	Net Assets - Net unrealized depreciation	–

	Equity contracts				Outstanding options written, at value	(93)

International Equity	Equity contracts	Net Assets - Net unrealized appreciation	49	*	Net Assets - Net unrealized depreciation	–

International Equity Index	Equity contracts	Net Assets - Net unrealized appreciation	3,000	*	Net Assets - Net unrealized depreciation	–

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	150		Unrealized depreciation on forward foreign currency exchange contracts	(483)

Large Cap Core	Equity contracts	Net Assets - Net unrealized appreciation	32	*	Net Assets - Net unrealized depreciation	–

Large Cap Value	Equity contracts	Net Assets - Net unrealized appreciation	35	*	Net Assets - Net unrealized depreciation	–

Mid Cap Index	Equity contracts	Net Assets - Net unrealized appreciation	2,555	*	Net Assets - Net unrealized depreciation	–

Multi-Manager Global Listed Infrastructure	Equity contracts	Net Assets - Net unrealized appreciation	734	*	Net Assets - Net unrealized depreciation	–

Northern Engage360TM	Equity contracts	Net Assets - Net unrealized appreciation	153	*	Net Assets - Net unrealized depreciation	–

Small Cap Core	Equity contracts	Net Assets - Net unrealized appreciation	760	*	Net Assets - Net unrealized depreciation	–

Small Cap Index	Equity contracts	Net Assets - Net unrealized appreciation	800	*	Net Assets - Net unrealized depreciation	–

Small Cap Value	Equity contracts	Net Assets - Net unrealized appreciation	3,070	*	Net Assets - Net unrealized depreciation	–

Stock Index	Equity contracts	Net Assets - Net unrealized appreciation	10,719	*	Net Assets - Net unrealized depreciation	–

U.S. Quality ESG	Equity contracts	Net Assets - Net unrealized appreciation	110	*	Net Assets - Net unrealized depreciation	–

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Funds may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

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NOTES TO THE FINANCIAL STATEMENTS continued

As of March 31, 2022, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT

Emerging Markets Equity Index	JPMorgan Chase	$12		$–	$–	$12

	Total	$12		$–	$–	$12

Global Real Estate Index	Citibank	$21		$–	$–	$21

	Toronto-Dominion Bank	–	*	–	–	–

	Total	$21		$–	$–	$21

Global Sustainability Index	Bank of Montreal	$21		$(20)	$–	$1

	Citibank	27		(16)	–	11

	JPMorgan Chase	3		(3)	–	–

	Morgan Stanley	12		–	–	12

	Toronto-Dominion Bank	11		(11)	–	–

	UBS	8		–	–	8

	Total	$82		$(50)	$–	$32

International Equity Index	BNP	$2		$(2)	$–	$–

	BNY Mellon	4		–	–	4

	Citibank	37		(37)	–	–

	JPMorgan Chase	5		(2)	–	3

	Morgan Stanley	12		(12)	–	–

	Toronto-Dominion Bank	72		(64)	–	8

	UBS	18		–	–	18

	Total	$150		$(117)	$–	$33

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS		CASH COLLATERAL PLEDGED	NET AMOUNT

Emerging Markets Equity Index	Citibank	$(83)	$–		$–	$(83)

	Toronto-Dominion Bank	(1)	–		–	(1)

	Total	$(84)	$–		$–	$(84)

Global Real Estate Index	BNP	$(6)	$–		$–	$(6)

	BNY Mellon	(1)	–		–	(1)

	Toronto-Dominion Bank	(4)	–	*	–	(4)

	UBS	(3)	–		–	(3)

	Total	$(14)	$–		$–	$(14)

Global Sustainability Index	Bank of Montreal	$(20)	$20		$–	$–

	BNP	(53)	–	*	–	(53)

	BNY Mellon	(1)	–		–	(1)

	Citibank	(16)	16		–	–

	JPMorgan Chase	(13)	3		–	(10)

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MARCH 31, 2022

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT

	Toronto-Dominion Bank	$(17)	$11	$–	$(6)

	Total	$(120)	$50	$–	$(70)

International Equity Index	BNP	$(320)	$2	$–	$(318)

	Citibank	(64)	37	–	(27)

	JPMorgan Chase	(2)	2	–	–

	Morgan Stanley	(33)	12	–	(21)

	Toronto-Dominion Bank	(64)	64	–	–

	Total	$(483)	$117	$–	$(366)

*	Amount rounds to less than one thousand.

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2022:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net realized gains (losses) on futures contracts	$(1,707)

Active M International Equity	Equity contracts	Net realized gains (losses) on futures contracts	(519)

Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	(10,524)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	141

Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	(764)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	291

Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	1,901

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(293)

Income Equity	Equity contracts	Net realized gains (losses) on futures contracts	(2)

	Equity contracts	Net realized gains (losses) on options written	196

International Equity	Equity contracts	Net realized gains (losses) on futures contracts	45

International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	978

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(2,178)

Large Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	68

Large Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	11

Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	307

Multi-Manager Global Listed Infrastructure	Equity contracts	Net realized gains (losses) on futures contracts	(453)

Northern Engage360TM	Equity contracts	Net realized gains (losses) on futures contracts	673

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	491

Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	(3,099)

Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	(1,892)

Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	(3,500)

Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	24,026

U.S. Quality ESG	Equity contracts	Net realized gains (losses) on futures contracts	(278)

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NOTES TO THE FINANCIAL STATEMENTS continued

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$276

Active M International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	47

Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	4,061

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(22)

Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	729

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	64

Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,214

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(27)

Income Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	41

	Equity contracts	Net change in unrealized appreciation (depreciation) on options written	(95)

International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	11

International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	2,184

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	23

Large Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	10

Large Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	26

Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	2,581

Multi-Manager Global Listed Infrastructure	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	656

Northern Engage360TM	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	98

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(131)

Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,446

Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,760

Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,646

Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	6,632

U.S. Quality ESG	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	110

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MARCH 31, 2022

Volume of derivative activity for the fiscal year ended March 31, 2022*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Active M Emerging Markets Equity	–	$–	80	$1,791

Active M International Equity	–	–	69	1,926

Emerging Markets Equity Index	64	1,556	84	4,583

Global Real Estate Index	102	995	287	948

Global Sustainability Index	337	561	856	562

Income Equity	–	–	123	408

International Equity	–	–	194	183

International Equity Index	220	2,189	260	1,551

Large Cap Core	–	–	38	523

Large Cap Value	–	–	39	321

Mid Cap Index	–	–	92	4,599

Multi-Manager Global Listed Infrastructure	59	19,393	171	1,723

Northern Engage360TM	263	3,354	82	501

Small Cap Core	–	–	71	1,666

Small Cap Index	–	–	114	2,722

Small Cap Value	–	–	241	4,568

Stock Index	–	–	46	21,110

U.S. Quality ESG	–	–	52	1,075

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for foreign currency exchange and futures and written options equity contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

In 2007, the Large Cap Core, Large Cap Value and Stock Index Funds were shareholders of the Tribune Company (“Tribune”). In 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy in 2008. On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of former shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in

the U.S. Bankruptcy Court for the District of Delaware to avoid and recover the proceeds paid to the former shareholders in connection with the Tribune LBO as “actual” fraudulent transfers under Section 548 of the Bankruptcy Code. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. On June 2, 2011, the indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.) and a fourth suit named Northern Funds as a defendant in the U.S. District Court for the Southern District of New York (Deutsche Bank Trust Co. et al. v Sirius International Insurance Corp. et al.). The individual creditors’ actions sought to avoid and recover as constructive fraudulent transfers the same proceeds in connection with the Tribune LBO discussed above. Each of these cases, along with others brought by the indenture trustees and other individual creditors, was consolidated into a Multi-District Litigation proceeding in the Southern District of New York (the “District Court”). The Tribune bankruptcy plan was confirmed by the U.S

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NOTES TO THE FINANCIAL STATEMENTS continued

Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012. The former shareholder defendants filed motions to dismiss the individual creditor actions, each of which was granted by the District Court on September 23, 2013. The District Court’s order dismissing the actions by the individual creditors was affirmed on appeal by the Second Circuit Court of Appeals on March 29, 2016 (the “Second Circuit Decision”). The Plaintiffs in the individual creditor actions filed a Petition for Writ of Certiorari requesting review of the Second Circuit Decision by the United States Supreme Court; however, the Supreme Court issued a statement on April 3, 2018, indicating a potential lack of a quorum and informing the parties that the Petition for Writ of Certiorari would be deferred to allow the Second Circuit time to consider whether to recall the mandate based on the Supreme Court decision in Merit Management Group, LP v. FTI Consulting, Inc. The Plaintiffs filed a motion with the Second Circuit to recall the mandate and vacate the Second Circuit decision, and the Second Circuit recalled the mandate on May 15, 2018. On December 19, 2019, the Second Circuit issued an amended decision that affirmed dismissal of the constructive fraudulent transfer claims brought by the individual creditors, holding that the safe harbor of Section 546(e) of the Bankruptcy Code applies. On February 6, 2020, the Second Circuit denied plaintiffs’ petition for a rehearing en banc. Plaintiffs filed a Petition for Writ of Certiorari with the United States Supreme Court on July 6, 2020 to seek review of the Second Circuit’s amended decision. On April 19, 2021, the Supreme Court denied the Plaintiffs’ Petition for a Writ of Certiorari.

On January 6, 2017, the District Court issued an opinion and order granting the motion to dismiss the actual fraudulent transfer claims in the Committee Action. The Plaintiff in the Committee Action later sought from the District Court leave to amend the complaint with an additional claim for constructive fraudulent transfer based upon the decision in Merit Management. The motion for leave to amend was denied by the District Court on April 23, 2019. On June 13, 2019, the District Court entered a final judgment in the Committee Action on the actual fraudulent transfer claims that were dismissed on January 6, 2017. On July 12, 2019, the Plaintiff filed a notice of appeal stating that it was appealing the final judgment and the April 23, 2019 decision and related orders to the Second Circuit Court of Appeals. On August 20, 2021, the Second Circuit issued a decision affirming the District Court’s (a) January 6, 2017 decision and order and related final judgment dismissing the actual fraudulent transfer claims in the Committee Action and (b) April 23, 2019 decision and order denying the Plaintiff’s motion for leave to amend the complaint in the Committee Action to add constructive fraudulent transfer claims. On September 3, 2021, the Plaintiff filed a petition for rehearing seeking full Second Circuit review of the panel’s August 20, 2021 decision. The Second Circuit denied the petition for rehearing on October 7, 2021. The Litigation Trustee filed a Petition for Writ of Certiorari with the United States Supreme Court on January 5, 2022, to seek review of the Second Circuit’s August 20, 2021 decision. On February 2, 2022, the Supreme Court denied the Litigation Trustee’s Petition for Writ of Certiorari.

The dismissals of the Committee Action and the Individual creditor actions are final and no longer subject to any further rights of appeal.

The value of the proceeds received by the Large Cap Core, Large Cap Value and Stock Index Funds in the LBO was approximately $308,000, $26,520,000 and $790,000, respectively. The value of the proceeds received by the Stock Index Fund includes proceeds of approximately $372,000 received by the Northern Institutional Funds Equity Index Portfolio, which was acquired by the Stock Index Fund in 2012.

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (“Litigation Trustee”) and Wilmington Savings Fund Society, FSB, as indenture Trustee (“Indenture Trustee”) for several series of notes issued by Nine West Holdings, Inc. (“Nine West”), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively ) in the United States District Court for the Northern District of Illinois against a group of defendants that includes three Northern Funds that had invested in The Jones Group Inc. (“Jones Group”) including the Small Cap Core Fund, Small Cap Index Fund and Small Cap Value Fund (together, the “Small Cap Funds”). The claim stems from a series of merger transactions (“Transactions”) entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The matters in these proceedings were transferred from the United States District Court for the Northern District of Illinois to the United States District Court for the Southern District of New York to centralize the litigation, and were assigned to the Honorable Jed S. Rakoff for coordinated or consolidated pretrial proceedings. The Small Cap Funds allegedly received the following amounts as a result of the Transactions: Small Cap Core Fund ($134,265), Small Cap Index Fund ($683,610) and Small Cap Value Fund ($4,010,685). The Litigation Trustee and Indenture Trustee seek to clawback these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were fraudulent conveyances. On June 29, 2020, the former public shareholder defendants, including the Small Cap Funds, filed a motion to dismiss on the basis that the payments allegedly made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, all fraudulent conveyance claims against the former public shareholder defendants were dismissed. Plaintiffs appealed from that decision and the actions are currently on appeal before the U.S. Court of Appeals for the Second Circuit. The Small Cap Funds intend to continue to vigorously defend themselves against this action.

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EQUITY FUNDS

MARCH 31, 2022

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

In December 2020, Rule 2a-5 under the 1940 Act was adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The effective date for compliance with Rule 2a-5 is September 8, 2022. Management is evaluating the impact of the adoption of Rule 2a-5 on the financial statements.

14. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Most LIBOR settings ceased to be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

15. CORONAVIRUS (COVID-19) PANDEMIC

The outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future, could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the recent outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that a Fund and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Funds’ investment adviser (or sub-advisers) rely, and could otherwise disrupt the ability of the Funds’ service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase a Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2022

instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

16. EUROPEAN INSTABILITY

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian or other Eastern European investments, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions. Funds that track an Index (an Index Fund) may experience challenges liquidating positions in Russian securities that have been removed from its underlying index and/or sampling the underlying index to continue to seek the Index Fund’s respective investment goal. Such circumstances may lead to increased tracking error between an Index Fund’s performance and the performance of its respective underlying index.

17. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of twenty separate portfolios of Northern Funds, comprising the Active M Emerging Markets Equity Fund, Active M International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, Global Tactical Asset Allocation Fund, Income Equity Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Fund, Large Cap Value Fund, Mid Cap Index Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Northern Engage360TM Fund, Small Cap Core Fund, Small Cap Index Fund, Small Cap Value Fund, Stock Index Fund, and U.S. Quality ESG Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Active M Emerging Markets Equity Fund, Active M International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Tactical Asset Allocation Fund, Income Equity Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Fund, Large Cap Value Fund, Mid Cap Index Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Northern Engage360TM Fund, Small Cap Index Fund, Small Cap Value Fund, and Stock Index Fund; the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the year ended March 31, 2022 and for the period from July 31, 2020 (commencement of operations) through March 31, 2021 for Small Cap Core Fund, U.S. Quality ESG Fund, and Global Sustainability Index Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Active M Emerging Markets Equity Fund, Active M International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Tactical Asset Allocation Fund, Income Equity Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Fund, Large Cap Value Fund, Mid Cap Index Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Northern Engage360TM Fund, Small Cap Index Fund, Small Cap Value Fund, and Stock Index Fund as of March 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Core Fund, U.S. Quality ESG Fund, Global Sustainability Index Fund as of March 31, 2022, and the results of their operations for the year ended March 31, 2022, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the year ended March 31, 2022 and for the period from July 31, 2020 (commencement of operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall

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EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 25, 2022

We have served as the auditor of one or more Northern Trust investment companies since 2002.

EQUITY FUNDS   268   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2022 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2021, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Active M Emerging Markets Equity	$3.422622

Active M International Equity	1.068469

Global Sustainability Index	0.756310

Global Tactical Asset Allocation	0.299251

Income Equity	1.641784

Large Cap Core	2.435567

Large Cap Value	0.473096

Mid Cap Index	1.711164

Multi-Manager Global Listed Infrastructure	0.881002

Multi-Manager Global Real Estate	0.080612

Northern Engage360TM	0.953506

Small Cap Core	4.356973

Small Cap Index	1.567762

Small Cap Value	3.189234

Stock Index	0.985777

U.S. Quality ESG	0.626082

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2022 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Active M Emerging Markets Equity	0.27%

Active M International Equity	0.89%

Emerging Markets Equity Index	0.26%

Global Sustainability Index	40.95%

Income Equity	32.35%

Large Cap Core	6.29%

Large Cap Value	27.81%

Mid Cap Index	29.12%

Northern Engage360TM	16.17%

Small Cap Core	100.00%

Small Cap Index	21.85%

Small Cap Value	62.02%

Stock Index	81.13%

U.S. Quality ESG	17.68%

A percentage of the dividends distributed during the calendar year ended December 31, 2021 for the following Fund qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Global Real Estate Index	0.38%

Multi-Manager Global Listed Infrastructure	25.82%

Multi-Manager Global Real Estate	0.54%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME

Active M Emerging Markets Equity	$0.0430	$0.2422

Active M International Equity	0.0254	0.1778

Emerging Markets Equity Index	0.0383	0.3482

International Equity	0.0253	0.3418

International Equity Index	0.0348	0.4395

Multi-Manager Global Listed Infrastructure	0.0209	0.2614

LONG- TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2022:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Active M International Equity	$1

Global Sustainability Index	1,537

Global Tactical Asset Allocation	4,242

Income Equity	2,026

Large Cap Core	5,341

Large Cap Value	2,072

Mid Cap Index	112,365

Northern Engage360TM	38,548

Small Cap Core	1,295

Small Cap Index	36,580

Small Cap Value	15,787

Stock Index	108,611

U.S. Quality ESG	8,279

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2022, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2021:

QDI PERCENTAGE

Active M Emerging Markets Equity	100.00%

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EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2022 (UNAUDITED)

QDI PERCENTAGE

Active M International Equity	100.00%

Emerging Markets Equity Index	47.85%

Global Sustainability Index	100.00%

Global Tactical Asset Allocation	49.98%

Income Equity	100.00%

International Equity	99.98%

International Equity Index	89.67%

Large Cap Core	100.00%

Large Cap Value	100.00%

Mid Cap Index	97.87%

Northern Engage360TM	90.63%

Small Cap Core	100.00%

Small Cap Index	96.83%

Small Cap Value	100.00%

Stock Index	100.00%

U.S. Quality ESG	100.00%

Under the Act, the following percentage of ordinary dividends paid during the calendar year ended December 31, 2021, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2021:

QDI PERCENTAGE

Global Real Estate Index	23.04%

Multi-Manager Global Listed Infrastructure	93.65%

Multi-Manager Global Real Estate	19.81%

EQUITY FUNDS   270   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2022 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 17-18, 2021, the Board received and reviewed the annual written report of the Committee, on behalf of NTI, (the “Report”) concerning the operation of the Program for the period from October 1, 2020 to September 30, 2021 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

NORTHERN FUNDS ANNUAL REPORT   271   EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2021 through March 31, 2022.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2021 - 3/31/2022 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 245), if any, in the Active M Emerging Markets Equity, Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity, International Equity Index, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate and Northern Engage360TM Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 251), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

    ACTIVE M EMERGING MARKETS EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	1.10%	$1,000.00	$ 938.30	$5.32

Hypothetical (5% return before expenses)	1.10%	$1,000.00	$1,019.45	$5.54

ACTIVE M INTERNATIONAL EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.84%	$1,000.00	$ 934.10	$4.05

Hypothetical (5% return before expenses)	0.84%	$1,000.00	$1,020.74	$4.23

EMERGING MARKETS EQUITY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.30%	$1,000.00	$ 915.90	$1.43

Hypothetical (5% return before expenses)	0.30%	$1,000.00	$1,023.44	$1.51

GLOBAL REAL ESTATE INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.48%	$1,000.00	$1,048.00	$2.45

Hypothetical (5% return before expenses)	0.48%	$1,000.00	$1,022.54	$2.42

*   Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2021 through March 31, 2022, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

EQUITY FUNDS   272   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2022 (UNAUDITED)

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID 10/1/2021- 3/31/2022

Class K

Actual	0.24%	$1,000.00	$1,022.10	$1.21

Hypothetical (5% return before expenses)	0.24%	$1,000.00	$1,023.73	$1.21

Class I

Actual	0.29%	$1,000.00	$1,022.00	$1.46

Hypothetical (5% return before expenses)	0.29%	$1,000.00	$1,023.49	$1.46

GLOBAL TACTICAL ASSET ALLOCATION

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.26%	$1,000.00	$1,002.70	$1.30

Hypothetical (5% return before expenses)	0.26%	$1,000.00	$1,023.64	$1.31

INCOME EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	1.01%	$1,000.00	$1,082.40	$5.24

Hypothetical (5% return before expenses)	1.01%	$1,000.00	$1,019.90	$5.09

INTERNATIONAL EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.50%	$1,000.00	$ 997.80	$2.49

Hypothetical (5% return before expenses)	0.50%	$1,000.00	$1,022.44	$2.52

INTERNATIONAL EQUITY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.24%	$1,000.00	$ 960.60	$1.17

Hypothetical (5% return before expenses)	0.24%	$1,000.00	$1,023.73	$1.21

LARGE CAP CORE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.45%	$1,000.00	$1,072.30	$2.32

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

LARGE CAP VALUE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.57%	$1,000.00	$1,073.70	$2.95

Hypothetical (5% return before expenses)	0.57%	$1,000.00	$1,022.09	$2.87

MID CAP INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.15%	$1,000.00	$1,026.60	$0.76

Hypothetical (5% return before expenses)	0.15%	$1,000.00	$1,024.18	$0.76

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.97%	$1,000.00	$1,082.70	$5.04

Hypothetical (5% return before expenses)	0.97%	$1,000.00	$1,020.09	$4.89

MULTI-MANAGER GLOBAL REAL ESTATE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.91%	$1,000.00	$1,036.00	$4.62

Hypothetical (5% return before expenses)	0.91%	$1,000.00	$1,020.39	$4.58

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2021 through March 31, 2022, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT   273   EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES (continued)	MARCH 31, 2022 (UNAUDITED)

NORTHERN ENGAGE360™

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.70%	$1,000.00	$ 961.00	$3.42

Hypothetical (5% return before expenses)	0.70%	$1,000.00	$1,021.44	$3.53

SMALL CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID 10/1/2021- 3/31/2022

Class K

Actual	0.49%	$1,000.00	$ 980.50	$2.42

Hypothetical (5% return before expenses)	0.49%	$1,000.00	$1,022.49	$2.47

Class I

Actual	0.59%	$1,000.00	$ 980.10	$2.91

Hypothetical (5% return before expenses)	0.59%	$1,000.00	$1,021.99	$2.97

SMALL CAP INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.15%	$1,000.00	$ 944.40	$0.73

Hypothetical (5% return before expenses)	0.15%	$1,000.00	$1,024.18	$0.76

SMALL CAP VALUE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	1.00%	$1,000.00	$1,041.70	$5.09

Hypothetical (5% return before expenses)	1.00%	$1,000.00	$1,019.95	$5.04

STOCK INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.10%	$1,000.00	$1,058.70	$0.51

Hypothetical (5% return before expenses)	0.10%	$1,000.00	$1,024.43	$0.50

U.S. QUALITY ESG

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID 10/1/2021- 3/31/2022

Class K

Actual	0.39%	$1,000.00	$1,039.10	$1.98

Hypothetical (5% return before expenses)	0.39%	$1,000.00	$1,022.99	$1.97

Class I

Actual	0.49%	$1,000.00	$1,038.30	$2.49

Hypothetical (5% return before expenses)	0.49%	$1,000.00	$1,022.49	$2.47

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2021 through March 31, 2022, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

EQUITY FUNDS   274   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2022 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 46 portfolios in the Northern Funds Complex—Northern Funds offers 41 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Year of Birth: 1960 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Year of Birth: 1965 Trustee since 2019

•  Chief Schooling Officer since May 2020 and Head of School Management and Technology from July 2016 to May 2020, Success Academy Charter Schools;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Year of Birth: 1949 Trustee since 2013

•  Member of the State of Wisconsin Investment Board from 2015 to 2018;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Year of Birth: 1958 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Year of Birth: 1956 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Professor of Instruction, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Year of Birth: 1957 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• MassMutual Access Pine Point Fund (closed-end investment fund)

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TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Year of Birth: 1957 Trustee since 2000

•  Executive Committee member and Chair, Policy and Advocacy Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Executive Committee Member and Director, Boca Grande Clinic, since 2019;

•  Member, Law Board, Northwestern Pritzker School of Law, since 2019;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Year of Birth: 1965 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (Including Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016);

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (Including Barclay Global Investors, acquired by BlackRock in 2009);

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—32 portfolios)

(1) Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Year of Birth: 1958 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017

Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

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MARCH 31, 2022 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Telmo R. Martins Year of Birth: 1982 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2021

Senior Vice President of Northern Trust Investments, Inc. since February 2022; Vice President of Northern Trust Investments, Inc. from May 2020 to January 2022; Chief Compliance Officer of Belvedere Advisors LLC since October 2020; Director, Deputy Chief Compliance Officer—AllianceBernstein Funds from 2018 to 2020, Vice President, Director of Compliance of AllianceBernstein LP from 2013 to 2018, Senior Compliance officer of AllianceBernstein LP from 2007 to 2013.

Darlene Chappell Year of Birth: 1963 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009

Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.

Randal E. Rein Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008

Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Year of Birth: 1967 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Year of Birth: 1968 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company from 2011 to April 2022.

Georgia Hiotis Year of Birth: 1978 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2022	Senior Vice President of Fund Administration of the Northern Trust Company since 2020; Vice President of the Northern Trust Company from 2009 to 2020.

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TRUSTEES AND OFFICERS continued	MARCH 31, 2022 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011

Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Year of Birth: 1960 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019

Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016.

Craig R. Carberry, Esq. Year of Birth: 1960 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019

Senior Vice President, Senior Trust Officer, Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel of Northern Trust Corporation since August 2020; Deputy General Counsel and Senior Vice President at The Northern Trust Company since August 2020 and 2015, respectively (previously, Associate General Counsel from 2015 to 2021); Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010 to 2018; Secretary of FlexShares Trust from 2011 to 2018.

Jose J. Del Real, Esq. Year of Birth: 1977 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018

Assistant General Counsel and Senior Vice President of the Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Jennifer A. Craig Year of Birth: 1973 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2022	Vice President of the Northern Trust Company since September 2021; Assistant Vice President, Paralegal Manager of SS&C/ALPS Fund Services, Inc. from 2007 to 2021.

(1) Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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APPROVAL OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS	MARCH 31, 2022 (UNAUDITED)

Global Listed Infrastructure Fund and Engage360TM Fund

At a meeting of the Board of Trustees (the “Trustees”) of Northern Funds (the “Trust”) held on November 18, 2021 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), voting separately, reviewed and unanimously approved new sub-advisory agreements (each, an “Agreement”) with respect to the Global Listed Infrastructure Fund between Northern Trust Investments, Inc (“NTI”) and KBI Global Investors (North America) Ltd. (“KBI”), and with respect to the Engage360™ Fund between NTI and Boston Common Asset Management, LLC (“BCAM”).

During executive session, the Independent Trustees considered the below factors in connection with their approval of each Agreement.

Trustees’ Considerations in Approving the KBI Agreement.

At the Meeting, the Trustees reviewed and discussed information and written materials from NTI about KBI including: (i) the nature and quality of the investment advisory services to be provided by KBI, and the experience and qualifications of the personnel proposed to provide such services; (ii) KBI’s financial condition, history of operations and ownership structures; (iii) KBI’s brokerage and soft dollar practices; (iv) KBI’s investment strategies and styles of investing; (v) KBI’s performance history with respect to accounts or funds managed similarly to the Global Listed Infrastructure Fund and hypothetical performance information and portfolio attributes; (vi) information with respect to KBI’s risk management and cybersecurity programs; KBI’s compliance policies and procedures (including its code of ethics); the Trust’s Chief Compliance Officer’s (the “CCO”) evaluation of such policies and procedures; and material litigation, investigations, proceedings or actions (if any); (vii) any potential conflicts of interest in managing the Global Listed Infrastructure Fund, including KBI’s financial or business relationships with NTI and its affiliates, if any; and (viii) the proposed terms of the KBI Agreement. The Trustees also considered NTI’s discussion of the reasons that NTI was proposing KBI be added as a sub-adviser to the Global Listed Infrastructure Fund, including reasons NTI believes that KBI may contribute to the performance of the Global Listed Infrastructure Fund. The Trustees also discussed the proposed allocation of assets among KBI and the other sub-advisers to the Global Listed Infrastructure Fund.

In evaluating the KBI Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors. However, the Trustees relied upon the recommendations and performance evaluations of NTI with respect to KBI.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to KBI’s operations, qualifications, performance and experience in managing the type of strategy for which KBI was proposed to be engaged in connection with the Global Listed Infrastructure Fund. The Trustees also considered NTI’s evaluation of KBI’s potential to contribute to the Global Listed Infrastructure Fund’s returns. The Trustees also reviewed the CCO’s evaluation of KBI’s compliance program and code of ethics, noting that the CCO believed the program to be reasonably designed to prevent the violation of federal securities laws. The Trustees concluded that KBI was able to provide quality services to the Global Listed Infrastructure Fund.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that KBI would be paid by NTI out of NTI’s management fees and not by the Global Listed Infrastructure Fund. The Trustees also believed, based on NTI’s representations, that the KBI Agreement had been negotiated at arm’s-length between NTI and KBI. The Trustees considered comparisons of KBI’s fees at various asset levels of the Global Listed Infrastructure Fund and in relation to the other sub-advisers to the Global Listed Infrastructure Fund. The Trustees also compared KBI’s fees in relationship to its standard fee schedule for accounts in the strategy. Finally, the Trustees considered NTI’s representations that the fees to be paid to KBI were reasonable in light of the anticipated quality of the services to be performed by it.

The Trustees considered the expected impact on profitability to NTI of the Global Listed Infrastructure Fund before and after the addition of KBI. These comparisons showed that NTI’s profitability would slightly decrease at current asset levels after the addition of KBI. The Trustees did not consider KBI’s projected profitability because NTI would be paying KBI out of the management fee that NTI received from the Global Listed Infrastructure Fund. The Trustees therefore believed that NTI had an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated KBI’s performance information with respect to its other accounts using the similar investment strategy that KBI proposes to use in managing a portion of the Global Listed Infrastructure Fund’s assets, and NTI’s evaluation of that performance. The Trustees reviewed reports prepared by NTI showing the hypothetical performance of KBI over various time periods if KBI had been managing the Global Listed Infrastructure Fund along with the other sub-advisers to the Global Listed Infrastructure Fund. The Trustees also considered KBI’s performance record in the strategy for which it was being engaged against other relevant performance benchmarks. It was noted that KBI had a different investment style than the other sub-advisers, and that its investment style

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APPROVAL OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS (continued)

would underperform in various market environments. The Trustees concluded, based upon the information provided, that KBI’s performance record in its strategy was generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed the impact on NTI’s net management fee (after payment of sub-advisory fees) at various asset levels. They took into account the levels of aggregate sub-advisory fees at various asset levels, including a breakpoint in the sub-advisory fee structures. However, the Trustees generally considered economies of scale with respect to the Global Listed Infrastructure Fund primarily at the management fee level given that NTI would be paying KBI out of its management fee. It was noted by the Trustees that KBI had a breakpoint in its sub-advisory fee structure. Accordingly, the Trustees concluded that the proposed fee arrangement with KBI, at current and projected assets levels for the Global Listed Infrastructure Fund, would be appropriate.

Other Benefits

The Trustees considered other potential benefits to be derived by KBI as a result of its relationship with the Global Listed Infrastructure Fund. For example, the Trustees noted that KBI may obtain reputational benefits from the success of the Global Listed Infrastructure Fund or other series of the Trust. The Trustees also considered the other relationships that KBI had with NTI or its affiliates, including KBI’s use of an NTI affiliate for certain back-office functions. The Trustees concluded that, based on the information provided, any such potential benefits were immaterial to its consideration and approval of the KBI

Agreement.

Conclusion

The Trustees reviewed with counsel to the Independent Trustees the legal standards applicable to their consideration of the KBI Agreement. Based on the Trustees’ review and deliberations, which included consideration of each of the factors referenced above, and the recommendations by NTI, the Trustees, including the Independent Trustees, concluded that the proposed fee to be paid to KBI was reasonable in light of the services to be provided by it and the Trustees unanimously approved the KBI Agreement.

Trustees’ Considerations in Approving the BCAM Agreement.

At the Meeting, the Trustees reviewed and discussed information and written materials from NTI about BCAM including: (i) the nature and quality of the investment advisory services to be provided by BCAM and the experience and qualifications of the personnel proposed to provide such services; (ii) BCAM’s financial condition, history of operations and ownership structures; (iii) BCAM’s brokerage and soft dollar practices; (iv) BCAM’s investment strategies and styles of investing; (v) BCAM’s performance history with respect to accounts or funds managed similarly to the Engage360™ Fund and hypothetical performance information and portfolio attributes; (vi) information with respect to BCAM’s risk management and cybersecurity programs; BCAM’s compliance policies and procedures (including its code of ethics); the Trust’s CCO’s evaluation of such policies and procedures; and material litigation, investigations, proceedings or actions (if any); (vii) any potential conflicts of interest in managing the Engage360™ Fund, including BCAM’s financial or business relationships with NTI and its affiliates, if any; and (viii) the proposed terms of the BCAM Agreement. The Trustees also considered NTI’s discussion of the reasons that NTI was proposing BCAM be added as sub-adviser to the Engage360™ Fund, including reasons NTI believes that BCAM may contribute to the performance of the Engage360™ Fund. The Trustees also discussed the proposed allocation of assets among BCAM and the other sub-advisers to the Engage360™ Fund.

In evaluating the BCAM Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors. However, the Trustees relied upon the recommendations and performance evaluations of NTI with respect to BCAM.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to BCAM’s operations, qualifications, performance and experience in managing the type of strategy for which BCAM was proposed to be engaged in connection with the Engage360™ Fund. The Trustees also considered NTI’s evaluation of BCAM’s potential to contribute to the Engage360™ Fund’s returns. They noted that BCAM had previously served as sub-adviser to another multi-manager fund in a different strategy. The Trustees reviewed the CCO’s evaluation of BCAM’s compliance program and code of ethics, noting that the CCO believed the program to be reasonably designed to prevent the violation of federal securities laws. The Trustees concluded that BCAM was able to provide quality services to the Engage360™ Fund.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that BCAM would be paid by NTI out of NTI’s management fees and not by the Engage360™ Fund. The Trustees also believed, based on NTI’s representations, that the BCAM Agreement had been negotiated at arm’s-length between NTI and BCAM. The Trustees also considered comparisons of BCAM’s fees at various asset levels of the Engage360™ Fund and in relation to the other sub-advisers to the Engage360™ Fund. The Trustees compared BCAM’s fees in relationship to its standard fee schedule for accounts in the strategy. Finally, the Trustees considered NTI’s representations that the fees to be paid to BCAM were reasonable in light of the anticipated quality of the services to be performed by it.

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MARCH 31, 2022 (UNAUDITED)

The Trustees also considered the expected impact on profitability to NTI of the Engage360™ Fund before and after the addition of BCAM. These comparisons showed that NTI’s profitability would slightly increase or be the same at current asset levels after the addition of BCAM. The Trustees did not consider BCAM’s projected profitability because NTI would be paying BCAM out of the management fee that NTI received from the Engage360™ Fund. The Trustees therefore believed that NTI had an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated BCAM’s performance information with respect to its other accounts using the similar investment strategy that BCAM proposes to use in managing a portion of the Engage360™ Fund’s assets, and NTI’s evaluation of that performance. The Trustees reviewed reports prepared by NTI showing the hypothetical performance of BCAM over various time periods if BCAM had been managing the Engage360™ Fund along with the other sub-advisers to the Engage360™ Fund. The Trustees also considered BCAM’s performance record in the strategy for which it was being engaged against other relevant performance benchmarks. It was noted that BCAM had a different investment style than the other sub-advisers, and that its investment style would underperform in various market environments. The Trustees concluded, based upon the information provided, that BCAM’s performance record in its strategy was generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed the impact on NTI’s net management fee (after payment of sub-advisory fees) at various asset levels. They took into account the levels of aggregate sub-advisory fees at various asset levels, including breakpoints in the sub-advisory fee structures. However, the Trustees generally considered economies of scale with respect to the Engage360™ Fund primarily at the management fee level given that NTI would be paying BCAM out of its management fee. It was noted by the Trustees that BCAM had breakpoints in its sub-advisory fee structure. Accordingly, the Trustees concluded that the proposed fee arrangement with BCAM, at current and projected assets levels for the Engage360™ Fund, would be appropriate.

Other Benefits

The Trustees considered other potential benefits to be derived by BCAM as a result of its relationship with the Engage360™ Fund. For example, the Trustees noted that BCAM may obtain reputational benefits from the success of the Engage360™ Fund or other series of the Trust. The Trustees also considered that BCAM outsources its trading executions services to Northern Trust Securities, Inc., an affiliated broker of Northern Trust. The Trustees considered that the Trust had previously adopted Rule 17e-1 procedures to allow for NTI and its sub-advisers, as needed, to conduct affiliated brokerage transactions, and the CCO confirmed that any such affiliated transactions would be executed in compliance with these procedures. The Trustees concluded that, based on the information provided, any such potential benefits were immaterial to its consideration and approval of the BCAM Agreement.

Conclusion

The Trustees reviewed with counsel to the Independent Trustees the legal standards applicable to their consideration of the BCAM Agreement. Based on the Trustees’ review and deliberations, which included consideration of each of the factors referenced above, and the recommendations by NTI, the Trustees, including the Independent Trustees, concluded that the proposed fee to be paid to BCAM was reasonable in light of the services to be provided by it and the Trustees unanimously approved the BCAM Agreement.

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INVESTMENT CONSIDERATIONS

ACTIVE M EMERGING MARKETS EQUITY FUND[4,6,7,8,12,15,16]	LARGE CAP VALUE FUND[6]
ACTIVE M INTERNATIONAL EQUITY FUND[4,6,7,12,15,16]	MID CAP INDEX FUND[6,12,13,17]
EMERGING MARKETS EQUITY INDEX FUND[4,6,7,12,13,16,17]	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND[4,6,7,8,10,12,15]
GLOBAL REAL ESTATE INDEX FUND[3,4,6,12,13,14,15,17]	MULTI-MANAGER GLOBAL REAL ESTATE FUND[6,7,12,14,15]
GLOBAL SUSTAINABILITY INDEX FUND[3,5,6,7,12,13,16,17]	NORTHERN ENGAGE 360™ FUND[4,6,7,8,12,15,16]
GLOBAL TACTICAL ASSET ALLOCATION FUND*[1,2,4,6,7,9,11,12,14,15,18]	SMALL CAP CORE FUND6,[15]
INCOME EQUITY FUND[6,16]	SMALL CAP INDEX FUND[6,13,15,17]
INTERNATIONAL EQUITY FUND[6,7,12,15]	SMALL CAP VALUE FUND[6,15]
INTERNATIONAL EQUITY INDEX FUND[6,7,12,13,17]	STOCK INDEX FUND6,[13,16,17]
LARGE CAP CORE FUND[6,12,16]	U.S. QUALITY ESG FUND[5,6,12,16]

1Affiliated Fund Risk: The Fund’s investment adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests. The Fund’s investment adviser may be subject to potential conflicts of interest in selecting the Underlying Funds. However, the Fund’s investment adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

2Asset Allocation Risk: The selection by the Fund’s portfolio manager of Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments may cause the Fund to underperform other funds with similar investment objectives.

3Depositary Receipts Risk: Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with nonuniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market and liquidity risks. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depository receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

4Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

5Environmental, Social and Governance (ESG) Investing Risk: The risk stemming from the environmental, social and governance factors that the Fund applies in selecting securities. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forgo certain investment opportunities. The Fund’s results may be lower than other funds that do not seek to invest in companies based on ESG ratings and/or screen out certain companies or industries. The Fund seeks to identify companies that it believes may have a societal impact outcome, but investors may differ in their views of what constitutes positive or negative societal impact outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

6Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, including in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. Equity securities may fluctuate in value due to economic changes or other events, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment, that affect individual issuers or large portions of the market.

7Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

8Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

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9High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

10Infrastructure Company Risk: Infrastructure companies are subject to the risks that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

11Interest Rate/Maturity Risk: Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and an Underlying Fund’s or the Fund’s investments. A low or declining interest rate environment poses risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Underlying Funds or the Fund.

12Mid Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent on a particular niche of the market.

13Non-Diversification Risk: The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

14REIT/Real Estate Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of mortgage funds and unexpected vacancies of properties, increases in property taxes and fluctuations in interest rates. REITs that invest in real estate mortgages are also subject to prepayment risks.

15Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

16Technology Securities Risk: Securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

17Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions may have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its index. During periods of market disruption, a Fund’s benchmark index may postpone periodic rebalancing, causing the index, and in turn the Fund, to deviate from the index stated methodology and experience returns different from those that would have been achieved under a normal rebalancing or reconstitution schedule.

NORTHERN FUNDS ANNUAL REPORT   283   EQUITY FUNDS

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

18Underlying Fund Risk: The Fund’s investment performance and its ability to achieve its investment objective are directly tied to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

* Because Global Tactical Asset Allocation Fund invests in a combination of underlying mutual funds and exchange-traded funds (“ETFs”, and together with the underlying mutual funds, the “Underlying Funds”), the risks described for this Fund are in reference to the Underlying Funds, and to the extent that the Fund invests directly in securities and other instruments, the risks described for this Fund are also directly applicable to the Fund.

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EQUITY FUNDS

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NORTHERN FUNDS ANNUAL REPORT   285   EQUITY FUNDS

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NORTHERN FUNDS ANNUAL REPORT   287   EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS   288   NORTHERN FUNDS ANNUAL REPORT

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NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

©2022 Northern Funds

EQTY ANR (5/22)

NORTHERN FUNDS FIXED INCOME AND MONEY MARKET FUNDS

ANNUAL REPORT

MARCH 31, 2022

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

FIXED INCOME AND MONEY MARKET FUNDS

TABLE OF CONTENTS

2	PORTFOLIO MANAGEMENT COMMENTARY

22	STATEMENTS OF ASSETS AND LIABILITIES

26	STATEMENTS OF OPERATIONS

30	STATEMENTS OF CHANGES IN NET ASSETS

36	FINANCIAL HIGHLIGHTS

57	SCHEDULES OF INVESTMENTS

57	ARIZONA TAX-EXEMPT FUND (Ticker Symbol: NOAZX)

63	BOND INDEX FUND (Ticker Symbol: NOBOX)

139	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (Ticker Symbol: NCITX)

149	CALIFORNIA TAX-EXEMPT FUND (Ticker Symbol: NCATX)

156	CORE BOND FUND (Ticker Symbol: NOCBX)

170	FIXED INCOME FUND (Ticker Symbol: NOFIX)

186	HIGH YIELD FIXED INCOME FUND (Ticker Symbol: NHFIX)

201	HIGH YIELD MUNICIPAL FUND (Ticker Symbol: NHYMX)

224	INTERMEDIATE TAX-EXEMPT FUND (Ticker Symbol: NOITX)

252	LIMITED TERM TAX-EXEMPT FUND (Ticker Symbol: NSITX) (formerly known as the Short-Intermediate Tax-Exempt Fund)

265	LIMITED TERM U.S. GOVERNMENT FUND (Ticker Symbol: NSIUX) (formerly known as the Short-Intermediate U.S. Government Fund)

267	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND (Ticker Symbol: NMEDX)

279	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND (Ticker Symbol: NMHYX)

311	SHORT BOND FUND (Ticker Symbol: BSBAX)

324	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND (Ticker Symbol: NTAUX)

348	TAX-EXEMPT FUND (Ticker Symbol: NOTEX)

371	ULTRA-SHORT FIXED INCOME FUND (Ticker Symbol: Shares: NUSFX)

383	U.S. GOVERNMENT FUND (Ticker Symbol: NOUGX)

385	U.S. GOVERNMENT MONEY MARKET FUND (Ticker Symbol: NOGXX)

389	U.S. GOVERNMENT SELECT MONEY MARKET FUND (Ticker Symbol: NOSXX)

393	U.S. TREASURY INDEX FUND (Ticker Symbol: BTIAX)

397	NOTES TO THE FINANCIAL STATEMENTS

418	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

419	TAX INFORMATION

420	LIQUIDITY RISK MANAGEMENT PROGRAM

421	FUND EXPENSES

424	TRUSTEES AND OFFICERS

428	APPROVAL OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

430	INVESTMENT CONSIDERATIONS

432	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

You could lose money by investing in the U.S. Government Money Market and U.S. Government Select Money Market Funds. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The U.S. Government Money Market and U.S. Government Select Money Market Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT   1   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

ARIZONA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

While COVID-19 variants hampered the global economy over the 12-month reporting period ended March 31, 2022, fiscal and monetary support cushioned the impact. As the year progressed, vaccinations became widely available and developed economies began to reopen. Businesses rushed to meet surging demand and the competition for employees and goods drove wages and prices higher. The U.S. Federal Reserve responded by beginning to remove the monetary accommodation it put in place in the early stages of the pandemic. Bond yields surged as a result, depressing returns across the fixed-income market.

The Fund returned -4.74% for the reporting period, underperforming the -4.46% return for its benchmark, the Bloomberg Arizona Municipal Bond Index. The Fund’s higher credit quality versus the benchmark, particularly in the first half of the fiscal year, was the primary cause of underperformance. As the year progressed, Northern Trust Investments gradually added lower-rated issues to the portfolio. On the other hand, the Fund’s overweight in bonds with maturities of ten years and longer made a positive contribution to performance. Northern Trust Investments’ decision to maintain a lower portfolio duration (interest-rate sensitivity) also helped results given the sell-off in the broader market over the reporting period. Northern Trust Investments slowly increased duration in the first quarter of 2022 seeking to capitalize on the opportunity presented by elevated new-issue supply.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99

ARIZONA TAX-EXEMPT FUND	-4.74%	1.82%	2.51%	4.02%

BLOOMBERG ARIZONA MUNICIPAL BOND INDEX	-4.46	2.27	2.87	4.36

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.59% and 0.47%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 430 to 431.

FIXED INCOME AND MONEY MARKET FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

BOND INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. bond market experienced weak returns and high volatility in the 12-month reporting period ended March 31, 2022. As the economy reopened from COVID-19, supply-chain disruptions began to lead to an uptick in inflation. The U.S. Federal Reserve (“Fed”) initially referred to this trend as “transitory,” and it therefore maintained its policy of low interest rates and continued the stimulative bond-buying program known as quantitative easing (“QE”). As 2021 progressed, however, it became clear that inflation was in fact becoming a more entrenched problem. The Fed responded by winding down its QE program and indicating that it would begin raising interest rates in 2022. Russia’s invasion of Ukraine in February 2022 exacerbated the issue by causing inflation to rise still further, fueling expectations that the Fed would need to be even more aggressive than first thought. The Fed subsequently raised the fed funds target rate by a quarter point at its March 2022 meeting, its first such increase since 2018.

In combination, these developments led to negative returns for virtually all segments of the bond market. Short-dated issues, which are most sensitive to changes in Fed policy, were hit particularly hard in the sell-off. The yield on the two-year U.S. Treasury note rose from 0.16% to 2.28% over the course of the 12-month period, reflecting a decline in its price. Longer-term yields also rose, but to a lesser extent: the 10-year Treasury note, which entered the period at 1.74%, closed March 2022 at 2.32%. The yield curve flattened considerably as a result of these shifts. Mortgage-backed securities also posted losses and lagged U.S. Treasuries. Investment-grade corporates—which had performed very well on a relative basis in 2021—ultimately lagged the broader market for the full 12 months due to their sizable downturn in the first calendar quarter of 2022.

The Fund returned -4.22% and slightly underperformed the -4.15% return for its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ended March 31, 2022. The Fund remains positioned to replicate the risk and return characteristics of its benchmark.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 02/27/07

BOND INDEX FUND	-4.22%	2.03%	2.10%	3.34%

BLOOMBERG U.S. AGGREGATE BOND INDEX	-4.15	2.14	2.24	3.53

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.19% and 0.15%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Information about Investment Considerations can be found on page 430 to 431.

NORTHERN FUNDS ANNUAL REPORT   3   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

While COVID-19 variants hampered the global economy over the 12-month reporting period ended March 31, 2022, fiscal and monetary support cushioned the impact. As the year progressed, vaccinations became widely available and developed economies began to reopen. Businesses rushed to meet surging demand and the competition for employees and goods drove wages and prices higher. The U.S. Federal Reserve (“Fed”) responded by beginning to remove the monetary accommodation it put in place in the early stages of the pandemic. Bond yields surged as a result, depressing returns across the fixed-income market.

New-issuance in the municipal market was approximately $457 billion for the fiscal year ended March 31, 2022, roughly a 5% decrease from the prior year. Demand for debt was strong over the first nine months of the fiscal year, but as inflation rose and the Fed began removing monetary stimulus, interest rates rose and investor withdrawals from the market were significant.

The Fund returned -5.20% for the reporting period, which underperformed a return of -5.14% for its benchmark, the Bloomberg California Intermediate Municipal Bond Index. The Fund’s overall maturity structure, which was underweight bonds with two- to five-year maturities, was the leading contributor to performance. The Fund’s conservative credit strategy was the largest detractor. Issuers with lower credit ratings outperformed as the effects of COVID-19 proved less than feared, and a variety of federal aid packages were introduced to assist state and local governments.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	-5.20%	1.66%	2.28%	3.58%

BLOOMBERG CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	-5.14	1.79	2.40	4.14

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.51% and 0.46%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 430 to 431.

FIXED INCOME AND MONEY MARKET FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

CALIFORNIA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

While COVID-19 variants hampered the global economy over the 12-month reporting period ended March 31, 2022, fiscal and monetary support cushioned the impact. As the year progressed, vaccinations became widely available and developed economies began to reopen. Businesses rushed to meet surging demand and the competition for employees and goods drove wages and prices higher. The U.S. Federal Reserve (“Fed”) responded by beginning to remove the monetary accommodation it put in place in the early stages of the pandemic. Bond yields surged as a result, depressing returns across the fixed-income market.

New-issuance in the municipal market was approximately $457 billion for the fiscal year ending March 31, 2022, roughly a 5% decrease from the prior year. Demand for debt was strong over the first nine months of the fiscal year, but as inflation rose and the Fed began removing monetary stimulus, interest rates rose and investor withdrawals from the market were significant.

The Fund returned -5.35% for the reporting period, underperforming the -4.71% return for its benchmark, the Bloomberg California Municipal Bond Index. The Fund’s conservative credit strategy was the largest detractor. Issuers with lower credit ratings outperformed as the effects of COVID-19 proved less than feared and a variety of federal aid packages were introduced to assist state and local governments. The Fund’s overall maturity structure, which was underweight bonds with two- to five-year maturities, was the leading contributor to performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/08/97

CALIFORNIA TAX-EXEMPT FUND	-5.35%	2.11%	3.18%	4.74%

BLOOMBERG CALIFORNIA MUNICIPAL BOND INDEX	-4.71	2.42	3.07	4.69

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.56% and 0.46%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

$31,803 CALIFORNIA TAX-EXEMPT FUND
$31,471 BOOMBERG CALIFORNIA MUNICIPAL BOND INDEX

The Bloomberg California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 430 to 431.

NORTHERN FUNDS ANNUAL REPORT    5    FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

CORE BOND FUND *	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. bond market experienced weak returns and high volatility in the 12-month reporting period ended March 31, 2022. As the economy reopened from COVID-19, supply-chain disruptions began to lead to an uptick in inflation. The U.S. Federal Reserve (“Fed”) initially referred to this trend as “transitory,” and it therefore maintained its policy of low interest rates and continued the stimulative bond-buying program known as quantitative easing (“QE”). As 2021 progressed, however, it became clear that inflation was in fact becoming a more entrenched problem. The Fed responded by winding down its QE program and indicating that it would begin raising interest rates in 2022. Russia’s invasion of Ukraine in February 2022 exacerbated the issue by causing inflation to rise still further, fueling expectations that the Fed would need to be even more aggressive than first thought. The Fed subsequently raised the fed funds target rate by a quarter point at its March 2022 meeting, its first such increase since 2018. In combination, these developments led to negative returns for virtually all segments of the bond market. Short-dated issues, which are most sensitive to changes in Fed policy, were hit particularly hard in the sell-off.

The Fund returned -4.18% in line with the -4.15% return for its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ended March 31, 2022. Security selection was a small contributor to relative performance, led by the Fund’s tilt toward lower-rated securities in the investment-grade space. Positioning with respect to duration (interest-rate sensitivity) and the yield curve also contributed. Asset allocation had a flat effect on performance, with the benefit of an underweight in mortgage-backed securities offset by an overweight in corporates.

The Fund began the fiscal year overweight in risk assets via its preference for lower-quality debt. Improving fundamental data, tight labor markets and robust consumer spending, along with further support from fiscal policy, reinforced this outlook. As credit spreads (the difference in spreads between corporate yield rates and government yields) tightened, new COVID-19 variants emerged, and central banks pivoted to tighter monetary policy, Northern Trust Investments started to reduce the Fund’s allocation to corporates. Northern Trust Investments maintained an underweight in mortgages as market volatility increased, and Northern Trust Investments tactically shifted duration and yield curve positioning as opportunities arose.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/29/01
CORE BOND FUND	-4.18%	2.07%	2.29%*	3.97%*
BLOOMBERG U.S. AGGREGATE BOND INDEX	-4.15	2.14	2.24	4.08

*

The Fund commenced operations on March 29, 2001 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012 represents the performance of Class A shares of the Predecessor Fund.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.48% and 0.41%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Information about Investment Considerations can be found on page 430 to 431.

FIXED INCOME AND MONEY MARKET FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. bond market experienced weak returns and high volatility in the 12-month reporting period ended March 31, 2022. As the economy reopened from COVID-19, supply-chain disruptions began to lead to an uptick in inflation. The U.S. Federal Reserve (“Fed”) initially referred to this trend as “transitory,” and it therefore maintained its policy of low interest rates and continued the stimulative bond-buying program known as quantitative easing (“QE”). As 2021 progressed, however, it became clear that inflation was in fact becoming a more entrenched problem. The Fed responded by winding down its QE program and indicating that it would begin raising interest rates in 2022. Russia’s invasion of Ukraine in February 2022 exacerbated the issue by causing inflation to rise still further, fueling expectations that the Fed would need to be even more aggressive than first thought. The Fed subsequently raised the fed funds target rate by a quarter point at its March 2022 meeting, its first such increase since 2018. In combination, these developments led to negative returns for virtually all segments of the bond market. Short-dated issues, which are most sensitive to changes in Fed policy, were hit particularly hard in the sell-off.

The Fund returned -3.58% and outperformed the -4.15% return for its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ended March 31, 2022. Security selection contributed to relative performance, led by the Fund’s tilt toward lower-rated securities in the investment-grade space. Positioning with respect to duration (interest-rate sensitivity) and the yield curve also contributed, while asset allocation was a modest detractor due to an underweight in mortgage-backed securities and an overweight in corporates.

The Fund began the fiscal year overweight in risk assets via its preference for lower-quality debt. Improving fundamental data, tight labor markets and robust consumer spending, along with further support from fiscal policy, reinforced this outlook. As credit spreads (the difference in spreads between corporate yield rates and government yields) tightened, new COVID-19 variants emerged, and central banks pivoted to tighter monetary policy, Northern Trust Investments started to reduce the Fund’s allocation to corporates. Northern Trust Investments maintained an underweight in mortgages as market volatility increased, and Northern Trust Investments tactically shifted duration and yield curve positioning as opportunities arose.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
FIXED INCOME FUND	-3.58%	2.45%	2.68%	4.65%
BLOOMBERG U.S. AGGREGATE BOND INDEX	-4.15	2.14	2.24	4.94

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.49% and 0.45%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Information about Investment Considerations can be found on page 430 to 431.

NORTHERN FUNDS ANNUAL REPORT   7   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

HIGH YIELD FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2022 was characterized by a continued recovery from the COVID-19 pandemic, along with heightened uncertainty surrounding inflation, the path of monetary policy and a shifting geopolitical landscape. Corporate earnings rapidly recovered, with most measures of credit quality returning to—or improving beyond—2019 levels by the end of the period. The reporting period was also highlighted by extremely low interest rates and robust primary markets, which allowed issuers to refinance expensive or near-term debt. However, strong consumer demand and continued supply disruptions from COVID-19 variants led to inflationary pressures that proved more persistent than initially anticipated. This forced the U.S. Federal Reserve (“Fed”) to take a more aggressive posture late in 2021, causing yields to rise sharply. Russia’s invasion of Ukraine exacerbated inflationary concerns due to expected supply disruptions for a number of key commodities. The event added to investor uncertainty and caused credit spreads, the difference in spreads between corporate yield rates and government yields, to widen considerably. Spreads quickly retraced the move and finished near their previous lows, due in part to a pronounced decline in new-issue supply in the wake of the invasion. The fundamentals of the high-yield market remained constructive at the end of the period, highlighted by a favorable supply-and-demand backdrop and default expectations that were below the long-term averages.

The Fund returned -0.61% in the 12-month period ended March 31, 2022 and slightly outperformed the -0.66% return of its benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index. CCC rated bonds provided the best performance with a gain of 0.77%. B rated bonds returned -0.02%, ahead of the -1.46% return for BBs. Ca-D rated issues returned -5.49%.

The Fund was overweight in B rated issues throughout the period, and it had a modest overweight in CCC rated securities. This was offset by a material underweight in BB rated bonds. The Fund’s performance over the reporting period was positively impacted by the overweights in B and CCC rated debt, as the economy and corporate earnings rebounded strongly. Overweight positions in finance companies and metals and mining issuers contributed to relative performance, as did underweights in the wireless and electric utilities industries. An overweight in pharmaceuticals and underweights in the packaging and health care industries detracted from relative performance during the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98

HIGH YIELD FIXED INCOME FUND	-0.61%	4.63%	5.17%	5.66%

BLOOMBERG U.S. CORP HIGH YIELD 2% ISSUER CAPPED INDEX	-0.66	4.68	5.74	6.60

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.83% and 0.78%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index that measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. It is a version of the Bloomberg High Yield Corporate Bond Index except that it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro-rata basis.

Information about Investment Considerations can be found on page 430 to 431.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

FIXED INCOME AND MONEY MARKET FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

HIGH YIELD MUNICIPAL FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

While COVID-19 variants hampered the global economy over the 12-month reporting period ended March 31, 2022, fiscal and monetary support cushioned the impact. As the year progressed, vaccinations became widely available and developed economies began to reopen. Businesses rushed to meet surging demand and the competition for employees and goods drove wages and prices higher. The U.S. Federal Reserve (“Fed”) responded by beginning to remove the monetary accommodation it put in place in the early stages of the pandemic. Bond yields surged as a result, depressing returns across the fixed-income market.

The Fund returned -4.27% for the reporting period and underperformed the -3.39% return of its benchmark, the Bloomberg Municipal Bond 65% Investment Grade/35% High Yield Total Return Index. The shortfall was mainly a result of the Fund’s longer duration (higher interest-rate sensitivity) compared to its benchmark.

The Fund experienced significant inflows for most of the period, and Northern Trust Investments invested the cash in BB rated and non-rated securities. Credit spreads (the difference in spreads between corporate yield rates and government yields) returned to pre-pandemic levels by late 2021, and Northern Trust Investments became more selective when buying high-yield issues by supplementing Northern Trust Investments’ purchases with liquid, high-grade bonds. This strategy was designed to provide “dry powder” to capitalize on any future widening of yield spreads. Northern Trust Investments lengthened duration to compensate for the relatively low yields on these higher-rated securities, which was consistent with Northern Trust Investments’ view that rates would remain low. However, the beginning of 2022 was characterized by increasing inflation expectations and rising U.S. Treasury yields. Municipal bonds sold off in sympathy, but spreads did not widen materially. While outflows from municipal funds accelerated in the first quarter of 2022, spreads were bolstered by the consummation of a bankruptcy deal for Puerto Rico that injected approximately $7 billion in cash into the high-yield space. Northern Trust Investments continued to add risk in a prudent fashion throughout this time, while attempting to trim duration where possible. Late in the period, Northern Trust Investments took a more “risk-on” approach given that the absolute yields of high-yield bonds had reached what Northern Trust Investments believed to be more attractive levels.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

HIGH YIELD MUNICIPAL FUND	-4.27%	2.92%	3.62%

BLOOMBERG MUNICIPAL BOND 60% HIGH YIELD/40% INVESTMENT GRADE INDEX*	-2.60	4.17	4.43

BLOOMBERG MUNICIPAL BOND 65% INVESTMENT GRADE/35% HIGH YIELD TOTAL RETURN INDEX*	-3.39	3.49	3.79

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.85% and 0.61%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

* Effective February 1, 2022, the benchmark for High Yield Municipal Bond Fund changed from Bloomberg Municipal Bond 65% Investment Grade/35% High Yield Total Return Index to Bloomberg Municipal Bond 60% High Yield/ 40% Investment Grade Index to better align the Fund’s benchmark with the Fund’s portfolio objective.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Bloomberg Municipal Bond 60% High Yield/40% Investment Grade Index is an unmanaged index of investment and non-investment grade bonds with a 60% weighting in the Bloomberg Municipal High Yield Index and a 40% weighting to the Bloomberg Municipal Bond Index.

Information about Investment Considerations can be found on page 430 to 431.

The Bloomberg Municipal Bond 65% Investment Grade/35% High Yield Total Return Index is an unmanaged index of investment and non-investment grade bonds with a 65% weighting in the Bloomberg U.S. Municipal Index and a 35% weighting to the Bloomberg Municipal High Yield Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

NORTHERN FUNDS ANNUAL REPORT   9   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

While COVID-19 variants hampered the global economy over the 12-month reporting period ended March 31, 2022, fiscal and monetary support cushioned the impact. As the year progressed, vaccinations became widely available and developed economies began to reopen. Businesses rushed to meet surging demand and the competition for employees and goods drove wages and prices higher. The U.S. Federal Reserve (“Fed”) responded by beginning to remove the monetary accommodation it put in place in the early stages of the pandemic. Bond yields surged as a result, depressing returns across the fixed-income market.

The Fund returned -4.35% for the reporting period, outperforming the -4.80% return for its benchmark, the Bloomberg Intermediate Municipal Bond Index. The Fund’s higher credit quality versus the benchmark, particularly through the first half of the fiscal year, was the primary cause of underperformance. As the year progressed, Northern Trust Investments gradually added lower-rated issues to the portfolio. The Fund’s lower duration (interest-rate sensitivity) contributed to relative performance, as did its yield curve positioning. Northern Trust Investments generally bought and held bonds with longer maturities (10 years and above), as well as one-year notes. Northern Trust Investments slowly increased duration in the first quarter of 2022 seeking to capitalize on the opportunity presented by elevated new-issue supply.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

INTERMEDIATE TAX-EXEMPT FUND	-4.35%	1.87%	2.18%

BLOOMBERG MUNICIPAL 1-15 YEAR INDEX (USD)*	-4.20	2.13	2.40

BLOOMBERG INTERMEDIATE MUNICIPAL BOND INDEX*	-4.80	2.12	2.45

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.49% and 0.46%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

* Effective February 1, 2022, the benchmark for Intermediate Tax-Exempt Fund Fund changed from Bloomberg Intermediate Municipal Bond Index to Bloomberg Municipal 1-15 Year Index to better align the Fund’s benchmark with the Fund’s current portfolio objectives and composition.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Bloomberg Municipal 1 - 15 Year Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of one to seventeen years.

The Bloomberg Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

Information about Investment Considerations can be found on page 430 to 431.
Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

FIXED INCOME AND MONEY MARKET FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

LIMITED TERM TAX-EXEMPT FUND †	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

While COVID-19 variants hampered the global economy over the 12-month reporting period ended March 31, 2022, fiscal and monetary support cushioned the impact. As the year progressed, vaccinations became widely available and developed economies began to reopen. Businesses rushed to meet surging demand and the competition for employees and goods drove wages and prices higher. The U.S. Federal Reserve responded by beginning to remove the monetary accommodation it put in place in the early stages of the pandemic. Bond yields surged as a result, depressing returns across the fixed-income market.

The Fund returned -3.08% for the reporting period and outperformed the -3.31% for its benchmark, the Bloomberg 1-5 Year Blend Municipal Bond Index. The Fund did experience a negative return during the reporting period due to municipal yields moving higher as inflation and inflation expectations increased. The Fund’s relatively lower duration (interest-rate sensitivity) and higher credit quality were the primary contributors to relative performance. The Fund maintained a lower duration from June to September 2021 as continued inflows into mutual funds provided an opportunity to sell holdings in municipal bonds that had performed well.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 08/22/07
LIMITED TERM TAX-EXEMPT FUND	-3.08%	1.13%	0.99%	1.74%
BLOOMBERG 1-5 YEAR BLEND MUNICIPAL BOND INDEX	-3.31	1.21	1.30	2.33

† Formerly known as the Short-Intermediate Tax-Exempt Fund.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.51% and 0.46%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 430 to 431.

NORTHERN FUNDS ANNUAL REPORT   11   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

LIMITED TERM U.S. GOVERNMENT FUND †	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. bond market experienced weak returns and high volatility in the 12-month reporting period ended March 31, 2022. As the economy reopened from COVID-19, supply-chain disruptions began to lead to an uptick in inflation. The U.S. Federal Reserve (“Fed”) initially referred to this trend as “transitory,” and it therefore maintained its policy of low interest rates and continued the stimulative bond-buying program known as quantitative easing (“QE”). As 2021 progressed, however, it became clear that inflation was in fact becoming a more entrenched problem. The Fed responded by winding down its QE program and indicating that it would begin raising interest rates in 2022. Russia’s invasion of Ukraine in February 2022 exacerbated the issue by causing inflation to rise still further, fueling expectations that the Fed would need to be even more aggressive than first thought. The Fed subsequently raised the fed funds target rate by a quarter point at its March 2022 meeting, its first such increase since 2018.

In combination, these developments led to negative returns for virtually all segments of the bond market. Short-dated issues, which are most sensitive to changes in Fed policy, were hit particularly hard in the sell-off. The yield on the two-year U.S. Treasury note rose from 0.16% to 2.28% over the course of the 12-month period, reflecting a decline in its price. Mortgage-backed securities also posted losses and underper-formed U.S. Treasuries.

The Fund returned -4.43% and underperformed the -3.95% return of its benchmark, the Bloomberg 1-5 Year U.S. Government Index, for the 12-month period ended March 31, 2022. Asset allocation was the primary detractor from performance, primarily due to an overweight in mortgage-backed securities in the early part of the period. Northern Trust Investments subsequently moved to an underweight in mortgages as market volatility increased. Positioning with respect to duration (interest-rate sensitivity) and the yield curve had a neutral effect on results. Here, Northern Trust Investments tactically adjusted the Fund’s positioning throughout the period as opportunities presented themselves.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99
LIMITED TERM U.S. GOVERNMENT FUND	-4.43%	0.65%	0.58%	2.49%
BLOOMBERG 1-5 YEAR U.S. GOVERNMENT INDEX	-3.95	1.13	1.01	3.03

† Formerly known as the Short-Intermediate U.S. Government Fund.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.55% and 0.42%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg 1-5 Year U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on pages 430 and 431.

FIXED INCOME AND MONEY MARKET FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Multi-Manager Emerging Markets Debt Opportunity Fund is constructed to provide exposure to a blend of local and external currency emerging market debt, as well as to invest opportunistically in emerging market corporate and frontier market bonds. For the 12-month reporting period ended March 31, 2022, external debt, i.e., debt denominated in U.S. dollars or euros, posted a negative return of -7.44% as measured by the JP Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified. Emerging market local bonds, i.e. debt denominated in local currencies, posted a negative return of -8.53% as measured by the JP Morgan Government Bond-Emerging Market Index (“GBI-EM”) Global Diversified. The Fund is measured against a blended benchmark that is equally divided between these two indexes.

The Multi-Manager Emerging Markets Debt Opportunity Fund returned -10.10% for the 12-month period ended March 31, 2022, compared with the blended benchmark return of -7.96%. The Fund’s underperformance was driven by the sub-adviser Ashmore Investment Management (“Ashmore”), while the sub-adviser Global Evolution USA (“Global Evolution”) outperformed. An allocation to Chinese real estate debt holdings was the top detractor from both Ashmore’s and the Fund’s relative performance. For Ashmore, an overweight in Ukraine also detracted from results, while underweights in Russia and Belarus contributed positively. Global Evolution’s underweights in Russia and Turkey, along with its overweight in Zambia, drove its outperformance relative to the Fund’s blended benchmark. Conversely, Global Evolution’s overweight to Ukraine and an underweight to Chinese sovereign debt detracted from the Fund’s relative performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 12/03/13
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	-10.10%	-2.70%	-0.57%	-0.26%
JP MORGAN EMBI GLOBAL DIVERSIFIED	-7.44	0.01	1.69	3.82
JP MORGAN GBI-EM GLOBAL DIVERSIFIED	-8.53	-1.13	0.18	-0.62
50% JP MORGAN EMBI GLOBAL DIVERSIFIED AND 50% JP MORGAN GBI-EM GLOBAL DIVERSIFIED	-7.96	-0.52	0.99	1.64

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.99% and 0.94%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely weighted USD-denominated emerging markets sovereign bond index. The EMBI Global Diversified has the same instrument composition as the market-capitalization weighted EMBI Global, which includes USD-denominated fixed and floating rate instruments issued by sovereign and quasi-sovereign entities. The EMBI Global Diversified limits the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

Information about Investment Considerations can be found on page 430 to 431.

JP Morgan Government Bond-Emerging Market Index Global Diversified (GBI-EM Global Diversified) tracks the performance of local currency debt issued by emerging market governments. The index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers), for greater diversification among issuing governments.

NORTHERN FUNDS ANNUAL REPORT   13   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2022, the high yield market returned -0.30% as measured by the Fund’s benchmark, the ICE BofA U.S. High Yield Constrained Index. Lower-quality securities performed the best, with issues rated CCC and lower gaining 0.84%, followed by returns of 0.12% and -1.00% for issues rated B and BB, respectively. The disparity between the quality tiers was mainly driven by the above-average interest rate sensitivity of higher-quality bonds, which hurt their performance at a time of rising U.S. Treasury yields. From a sector and industry perspective, energy (6.82%), gaming (1.16%) and leisure (0.90%) led performance, while consumer products (3.52%), retail (-2.81%) and media (-2.56%) lagged.

The Multi-Manager High Yield Opportunity Fund returned 1.06% for the 12-month period ended March 31, 2022 and outperformed the -0.30% return for the benchmark. The Fund’s overweight position in lower-rated securities, driven by the sub-adviser Polen Capital Credit (“Polen”) (formerly known as DDJ Capital Management (“DDJ”)), and to a lesser extent Nomura Corporate Research and Asset Management Inc. (“Nomura”), contributed to the Fund’s relative positive performance. Polen’s holdings in senior loans, along with Nomura’s overweights in energy and gaming, also contributed to relative performance. However, Neuberger Berman Investment Advisers’ high-quality bias—both from a duration and sector perspective—detracted from relative performance.

In January 2022, Polen acquired DDJ and the firm was renamed Polen Capital Credit, LLC. The same management team from DDJ will continue to provide sub-advisory services to the Fund under Polen.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/23/09
MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	1.06%	4.27%	5.23%	6.13%
ICE BofA U.S. HIGH YIELD CONSTRAINED INDEX	-0.30	4.54	5.69	7.01

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.96% and 0.86%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The ICE BofA U.S. High Yield Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.

Information about Investment Considerations can be found on page 430 to 431.

FIXED INCOME AND MONEY MARKET FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

SHORT BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. Treasury yields rose dramatically in the one- to three-year maturity range during the 12-month reporting period ended March 31, 2022. At the beginning of the period, the market was expecting the U.S. Federal Reserve (“Fed”) would not enact any interest-rate hikes in the coming 12 months. As the economy recovered from the pandemic-driven downturn, inflation accelerated. The Fed responded by adopting a more hawkish tone in late 2021 and abandoning its characterization of inflation as “transitory.” The Fed indeed raised its target rate by a quarter point at its March 2022 meeting—its first increase since December 2018—in an effort to combat high inflation. By the close of the period, the markets were pricing in as many as nine more anticipated increases before the end of 2022. This large shift in expectations weighed heavily on the bond market. Short-term issues, which are most sensitive to Fed policy, were hit particularly hard.

While credit spreads (the difference in spreads between corporate yield rates and government yields) on corporate bonds tightened in the first half of the reporting period (indicating outperformance versus Treasuries) the trend reversed in November 2021 and spreads began to widen. In early 2022, rising market volatility and continued high inflation were accompanied by heightened geopolitical tensions caused by Russia’s invasion of Ukraine. Corporates underperformed significantly in this time, causing the asset class to lag Treasuries for the full period.

The Fund returned -2.88% over the reporting period, in line with the -2.91% return of its benchmark, the Bloomberg 1-3 Year US Government/Credit Index. While the Fund’s underweight in government bonds benefited relative performance, overweights in investment-grade corporate issues, high yield bonds and securitized investments detracted from returns. The Fund’s long duration positioning (above-average interest-rate sensitivity) also hurt relative results.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 01/11/93
SHORT BOND FUND	-2.88%	1.37%	1.25%	3.55%
BLOOMBERG 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX	-2.91	1.26	1.09	3.50

* The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012 represents the performance of Class A shares of the Predecessor Fund.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.45% and 0.40%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.	Information about Investment Considerations can be found on page 430 to 431.

NORTHERN FUNDS ANNUAL REPORT   15   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. Treasury yields rose dramatically in the one- to three-year maturity range during the 12-month reporting period ended March 31, 2022. At the beginning of the period, the market was expecting the U.S. Federal Reserve (“Fed”) would not enact any interest-rate hikes in the coming 12 months. As the economy recovered from the pandemic-driven downturn, inflation accelerated. The Fed responded by adopting a more hawkish tone in late 2021 and abandoning its characterization of inflation as “transitory.” The Fed indeed raised its target rate by a quarter point at its March 2022 meeting—its first increase since December 2018—in an effort to combat high inflation. By the close of the period, the markets were pricing in as many as nine more anticipated increases before the end of 2022. This large shift in expectations weighed heavily on the bond market. Short-term issues, which are most sensitive to Fed policy, were hit particularly hard.

While credit spreads (the difference in spreads between corporate yield rates and government yields) on corporate bonds tightened in the first half of the reporting period (indicating outperformance versus Treasuries) the trend reversed in November 2021 and spreads began to widen. In early 2022, rising market volatility and continued high inflation were accompanied by heightened geopolitical tensions caused by Russia’s invasion of Ukraine. Corporates underperformed significantly in this time, causing the asset class to lag Treasuries for the full period.

The Fund returned -1.41% over the reporting period, underperforming the -0.82% return of its blended benchmark (75% ICE BofA 6-12 Month Municipal Securities Index and 25% ICE BofA 1-3 Year U.S. Municipal Securities Index). The Fund invests in both taxable and tax-exempt bonds. Northern Trust Investments’ tax-advantaged strategy is designed to allow the Fund to emphasize tax-exempt income, with the flexibility to employ taxable bonds if their yields are higher after taxes are considered. The Fund was overweight in investment-grade corporate bonds, which detracted from relative performance. The Fund’s long duration positioning (above-average interest-rate sensitivity) also hurt relative results. Yield curve positioning further detracted due to the Fund’s overweight in two- to three-year municipal securities.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 06/18/09

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	-1.41%	0.88%	0.80%	0.95%

ICE BofA 6-12 MONTH MUNICIPAL SECURITIES INDEX	-0.37	0.93	0.67	0.69

ICE BofA 1-3 YEAR MUNICIPAL SECURITIES INDEX	-2.19	0.98	0.92	1.20

75% ICE BofA 6-12 MONTH MUNICIPAL SECURITIES INDEX AND 25% ICE BofA 1-3 YEAR MUNICIPAL SECURITIES INDEX	-0.82	0.94	0.74	0.82

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.27% and 0.25%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The ICE BofA 6-12 Month Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The ICE BofA 1-3 Year Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

Information about Investment Considerations can be found on page 430 to 431.

FIXED INCOME AND MONEY MARKET FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

While COVID-19 variants hampered the global economy over the 12-month reporting period ended March 31, 2022, fiscal and monetary support cushioned the impact. As the year progressed, vaccinations became widely available and developed economies began to reopen. Businesses rushed to meet surging demand and the competition for employees and goods drove wages and prices higher. The U.S. Federal Reserve responded by beginning to remove the monetary accommodation it put in place in the early stages of the pandemic. Bond yields surged as a result, depressing returns across the fixed-income market.

The Fund returned -4.76% for the reporting period, underperforming the -4.47% return for its benchmark, the Bloomberg U.S. Municipal Index. The Fund’s higher credit quality versus the benchmark, particularly in the first half of the fiscal year, was the primary cause of underperformance. As the year progressed, Northern Trust Investments gradually added lower-rated issues to the portfolio. On the other hand, the Fund’s overweight in bonds with maturities of ten years and longer made a positive contribution to performance. Northern Trust Investments’ decision to maintain a lower portfolio duration (interest-rate sensitivity)also helped results given the sell-off in the broader market over the reporting period. Northern Trust Investments slowly increased duration in the first quarter of 2022 seeking to capitalize on the opportunity presented by elevated new-issue supply.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
TAX-EXEMPT FUND	-4.76%	2.21%	2.83%	4.53%
BLOOMBERG U.S. MUNICIPAL INDEX	-4.47	2.52	2.88	4.84

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.50% and 0.46%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg U.S. Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 430 to 431.

NORTHERN FUNDS ANNUAL REPORT   17   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. Treasury yields rose dramatically in the one- to three-year maturity range during the 12-month reporting period ended March 31, 2022. At the beginning of the period, the market was expecting the U.S. Federal Reserve (“Fed”) would not enact any interest-rate hikes in the coming 12 months. As the economy recovered from the pandemic-driven downturn, inflation accelerated. The Fed responded by adopting a more hawkish tone in late 2021 and abandoning its characterization of inflation as “transitory.” The Fed indeed raised its target rate by a quarter point at its March 2022 meeting—its first increase since December 2018—in an effort to combat high inflation. By the close of the period, the markets were pricing in as many as nine more anticipated increases before the end of 2022. This large shift in expectations weighed heavily on the bond market. Short-term issues, which are most sensitive to Fed policy, were hit particularly hard.

While credit spreads (the difference in spreads between corporate yield rates and government yields) on corporate bonds tightened in the first half of the reporting period (indicating outperformance versus Treasuries) the trend reversed in November 2021 and spreads began to widen. In early 2022, rising market volatility and continued high inflation were accompanied by heightened geopolitical tensions caused by Russia’s invasion of Ukraine. Corporates underperformed significantly in this time, causing the asset class to lag Treasuries for the full period.

The Fund returned -1.44% over the reporting period, underperforming the return of -0.94% for its benchmark, the ICE BofA 1-Year U.S. Treasury Note Index. The Fund was overweight in investment-grade corporate bonds, which detracted from relative performance. The Fund had an allocation to corporates of approximately 80%, versus a zero weighting for the category in the benchmark, which consists only of Treasuries. The Fund’s long duration positioning (above-average interest-rate sensitivity) also hurt relative results.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 06/18/09
ULTRA-SHORT FIXED INCOME FUND	-1.44%	1.39%	1.21%	1.34%
ICE BofA 1-YEAR U.S. TREASURY NOTE INDEX	-0.94	1.22	0.78	0.76

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.29% and 0.26%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

ICE BofA 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on pages 430 and 431.

FIXED INCOME AND MONEY MARKET FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. bond market experienced weak returns and high volatility in the 12-month reporting period ended March 31, 2022. As the economy reopened from COVID-19, supply-chain disruptions began to lead to an uptick in inflation. The U.S. Federal Reserve (“Fed”) initially referred to this trend as “transitory,” and it therefore maintained its policy of low interest rates and continued the stimulative bond-buying program known as quantitative easing (“QE”). As 2021 progressed, however, it became clear that inflation was in fact becoming a more entrenched problem. The Fed responded by winding down its QE program and indicating that it would begin raising interest rates in 2022. Russia’s invasion of Ukraine in February 2022 exacerbated the issue by causing inflation to rise still further, fueling expectations that the Fed would need to be even more aggressive than first thought. The Fed subsequently raised the fed funds target rate by a quarter point at its March 2022 meeting, its first such increase since 2018.

In combination, these developments led to negative returns for virtually all segments of the bond market. Short-dated issues, which are most sensitive to changes in Fed policy, were hit particularly hard in the sell-off. The yield on the two-year U.S. Treasury note rose from 0.16% to 2.28% over the course of the 12-month period, reflecting a decline in its price. Longer-term yields also rose, but to a lesser extent: the 10-year Treasury note, which entered the period at 1.74%, closed March 2022 at 2.32%. The yield curve flattened considerably as a result of these shifts. Mortgage-backed securities also posted losses and underperformed U.S. Treasuries.

The Fund returned -4.48% and underperformed the -4.16% return of its benchmark, the Bloomberg Intermediate U.S. Government Bond Index, for the 12-month period ended March 31, 2022. Asset allocation was the primary detractor from performance, primarily due to an overweight in mortgage-backed securities in the early part of the period. Northern Trust Investments subsequently moved to an underweight in mortgages as market volatility increased. Positioning with respect to duration (interest-rate sensitivity) and the yield curve had a neutral effect on results. Here, Northern Trust Investments tactically adjusted the Fund’s positioning throughout the period as opportunities presented themselves.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

U.S. GOVERNMENT FUND	-4.48%	0.95%	0.88%	3.51%
BLOOMBERG INTERMEDIATE U.S. GOVERNMENT BOND INDEX	-4.16	1.34	1.28	4.07

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.58% and 0.43%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Intermediate U.S. Government Bond Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on page 430 to 431.

NORTHERN FUNDS ANNUAL REPORT   19   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

U.S. TREASURY INDEX FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. bond market experienced weak returns and high volatility in the 12-month reporting period ended March 31, 2022. As the economy reopened from COVID-19, supply-chain disruptions began to lead to an uptick in inflation. The U.S. Federal Reserve (“Fed”) initially referred to this trend as “transitory,” and it therefore maintained its policy of low interest rates and continued the stimulative bond-buying program known as quantitative easing (“QE”). As 2021 progressed, however, it became clear that inflation was in fact becoming a more entrenched problem. The Fed responded by winding down its QE program and indicating that it would begin raising interest rates in 2022. Russia’s invasion of Ukraine in February 2022 exacerbated the issue by causing inflation to rise still further, fueling expectations that the Fed would need to be even more aggressive than first thought. The Fed subsequently raised the fed funds target rate by a quarter point at its March 2022 meeting, its first such increase since 2018.

Yields on short-term bonds surged in the annual period, and the yield curve flattened as investors priced in as many as nine more anticipated interest-rate increases by year-end. The yield on the two-year U.S. Treasury note rose from 0.16% to 2.28% over the course of the 12-month period, reflecting a decline in its price. Longer-term yields also rose, but to a lesser extent: the 10-year Treasury note, which entered the period at 1.74%, closed March 2022 at 2.32%.

The Bloomberg U.S. Treasury Index returned -3.67% during the reporting period. As designed, the Fund performed in line with the Bloomberg U.S. Treasury Index with a return of -3.65%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2022

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 01/11/93

U.S. TREASURY INDEX FUND	-3.65%	1.60%	1.51%	4.45%

BLOOMBERG U.S. TREASURY INDEX	-3.67	1.76	1.68	4.63

* The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.26% and 0.16%, respectively, as of the most recent prospectus dated July 31, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on page 430 to 431.

FIXED INCOME AND MONEY MARKET FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT   21   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND	BOND INDEX FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND	CORE BOND FUND

ASSETS:

Investments, at value	$132,136	$2,651,079	$461,849	$185,095	$188,766

Investments in affiliates, at value	10,279	89,071	16,391	12,354	973

Foreign currencies, at value	—	—	—	—	—

Interest income receivable	1,378	13,330	4,978	2,105	904

Dividend income receivable	—	2	—	—	—

Receivable for foreign tax reclaims	—	—	—	—	14

Receivable for securities sold	—	20,845	1,386	594	5,720

Receivable for fund shares sold	101	637	—	—	87

Receivable from investment adviser	2	15	2	1	—

Prepaid and other assets	5	6	4	5	5

Total Assets	143,901	2,774,985	484,610	200,154	196,469
LIABILITIES:

Payable for securities purchased	—	31,297	—	—	5,488

Payable for when-issued securities	1,616	59,979	—	—	1,672

Payable for fund shares redeemed	68	4,648	904	109	69

Distributions payable to shareholders	64	1,102	206	82	83

Payable to affiliates:

Management fees	12	66	40	16	14

Custody fees	1	24	4	2	2

Shareholder servicing fees	12	15	8	8	—

Transfer agent fees	5	87	16	6	6

Accrued Trustee fees	4	9	4	4	4

Accrued other liabilities	18	48	18	18	19

Total Liabilities	1,800	97,275	1,200	245	7,357

Net Assets	$142,101	$2,677,710	$483,410	$199,909	$189,112

ANALYSIS OF NET ASSETS:

Capital stock	$148,664	$2,785,070	$500,502	$205,397	$204,164

Distributable earnings (loss)	(6,563)	(107,360)	(17,092)	(5,488)	(15,052)

Net Assets	$142,101	$2,677,710	$483,410	$199,909	$189,112

Net Assets:

Shares	$142,101	$2,677,710	$483,410	$199,909	$189,112

Total Shares Outstanding ($.001 par value, unlimited authorization):

Shares	14,033	266,815	47,529	18,323	19,257

Net Asset Value, Redemption and Offering Price Per Share:

Shares	$10.13	$10.04	$10.17	$10.91	$9.82

Investments, at cost	$136,252	$2,755,536	$478,278	$189,978	$198,316

Investments in affiliates, at cost	10,279	89,071	16,391	12,354	973

Foreign currencies, at cost	—	—	—	—	—

(1)	Formerly known as the Short-Intermediate Tax-Exempt Fund.

(2)	Formerly known as the Short-Intermediate U.S. Government Fund.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	LIMITED TERM TAX-EXEMPT FUND(1)	LIMITED TERM U.S. GOVERNMENT FUND(2)

$695,959	$3,652,091	$730,246	$2,594,741	$708,331	$47,884

4,641	190,682	42,137	72,206	24,998	92

—	162	—	—	—	—

4,679	60,926	8,867	27,750	7,737	108

—	4	1	2	1	—

18	—	—	—	—	—

8,611	238	1,018	25,715	17,131	871

99	3,956	5,329	3,319	1,551	—

5	31	36	6	1	7

8	5	5	9	4	6

714,020	3,908,095	787,639	2,723,748	759,754	48,968

7,154	7,226	623	1,144	8,625	844

8,071	11,781	8,309	15,366	9,730	—

1,556	5,261	4,948	20,673	14,587	103

374	3,884	404	1,054	146	13

58	566	114	220	61	3

5	22	5	19	6	1

4	31	5	14	14	—

23	121	25	88	24	2

14	18	4	13	4	8

20	50	17	39	17	19

17,279	28,960	14,454	38,630	33,214	993

$696,741	$3,879,135	$773,185	$2,685,118	$726,540	$47,975

$740,282	$4,580,371	$819,591	$2,771,221	$751,293	$54,489
(43,541)	(701,236)	(46,406)	(86,103)	(24,753)	(6,514)

$696,741	$3,879,135	$773,185	$2,685,118	$726,540	$47,975

696,741	3,879,135	773,185	2,685,118	726,540	47,975

70,839	607,256	93,043	264,732	73,133	5,021

9.84	6.39	8.31	10.14	9.93	9.55

$729,156	$3,803,539	$771,690	$2,671,079	$729,758	$49,318

4,641	190,682	42,137	72,206	24,998	92

—	153	—	—	—	—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   23   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES continued

Amounts in thousands, except per share data	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	SHORT BOND FUND	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	TAX-EXEMPT FUND

ASSETS:

Investments, at value	$89,023	$169,508	$411,993	$3,948,283	$1,574,129

Investments in affiliates, at value	5,265	11,179	12,111	9,967	73,582

Repurchase agreements, at cost, which approximates value	—	—	—	—	—

Cash	—	—	—	—	—

Foreign currencies, at value	287	—	—	—	—

Due from broker (Note 2)	322	—	—	—	—

Interest income receivable	1,424	2,689	1,777	22,566	17,815

Dividend income receivable	—	—	—	1	2

Receivable for foreign tax reclaims	64	—	—	—	—

Receivable for securities sold	45	608	—	29,469	11,450

Receivable for fund shares sold	—	92	339	1,555	918

Receivable from investment adviser	—	—	40	12	21

Receivable for variation margin on centrally cleared interest rate swap agreements	1	—	—	—	—

Unrealized appreciation on bilateral interest rate swap agreements	3	—	—	—	—

Unrealized appreciation on forward foreign currency exchange contracts	195	—	—	—	—

Prepaid and other assets	4	4	4	7	9

Total Assets	96,633	184,080	426,264	4,011,860	1,677,926

LIABILITIES:

Cash overdraft	—	—	—	—	—

Unrealized depreciation on forward foreign currency exchange contracts	417	—	—	—	—

Payable for securities purchased	—	2,423	300	10,192	1,716

Payable for when-issued securities	—	504	—	1,314	6,444

Payable for fund shares redeemed	1,300	262	382	5,710	7,605

Distributions payable to shareholders	—	—	95	391	760

Due to broker (Note 2)	7	—	—	—	—

Payable to affiliates:

Management fees	16	31	31	172	138

Custody fees	5	2	3	27	12

Shareholder servicing fees	—	—	—	3	19

Transfer agent fees	3	6	14	129	55

Accrued Trustee fees	1	1	4	8	7

Accrued other liabilities	30	18	20	47	33

Total Liabilities	1,779	3,247	849	17,993	16,789

Net Assets	$94,854	$180,833	$425,415	$3,993,867	$1,661,137

ANALYSIS OF NET ASSETS:

Capital stock	$130,318	$238,459	$449,480	$4,056,371	$1,737,456

Distributable earnings (loss)	(35,464)	(57,626)	(24,065)	(62,504)	(76,319)

Net Assets	$94,854	$180,833	$425,415	$3,993,867	$1,661,137

Net Assets:

Shares	$94,854	$180,833	$425,415	$3,993,867	$1,661,137

Total Shares Outstanding ($.001 par value, unlimited authorization):

Shares	12,348	19,975	23,242	398,976	162,942

Net Asset Value, Redemption and Offering Price Per Share:

Shares	$7.68	$9.05	$18.30	$10.01	$10.19

Investments, at cost	$110,151	$179,342	$425,303	$4,005,647	$1,643,404

Investments in affiliates, at cost	5,265	11,179	12,324	9,967	73,582

Foreign currencies, at cost	306	—	—	—	—

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND	U.S. TREASURY INDEX FUND

$2,972,886	$42,968	$9,554,986	$1,993,736	$86,091

204,346	391	—	—	691

—	—	10,648,760	1,742,095	—

—	—	76,987	—	—

—	—	—	—	—

—	—	—	—	—

8,810	131	15,459	3,315	345

4	—	—	—	—

—	—	—	—	—

15,834	1,166	—	—	1,240

875	1	20,799	7,221	529

18	4	428	77	—

—	—	—	—	—

—	—	—	—	—

—	—	—	—	—

12	7	14	9	5

3,202,785	44,668	20,317,433	3,746,453	88,901

—	—	—	534	—

—	—	—	—	—

13,977	337	83,000	10,000	1,729

—	—	—	—	—

8,463	—	18,680	8,112	—

417	11	450	86	24

—	—	—	—	—

137	3	1,275	237	4

21	1	114	23	—

31	—	—	—	—

101	1	318	58	3

4	3	22	18	4

53	20	131	46	20

23,204	376	103,990	19,114	1,784

$3,179,581	$44,292	$20,213,443	$3,727,339	$87,117

$3,237,957	$47,547	$20,213,409	$3,727,286	$90,955

(58,376)	(3,255)	34	53	(3,838)

$3,179,581	$44,292	$20,213,443	$3,727,339	$87,117

3,179,581	44,292	20,213,443	3,727,339	87,117

315,549	4,800	20,213,396	3,727,324	4,145

10.08	9.23	1.00	1.00	21.02

$3,026,548	$44,454	$9,554,986	$1,993,736	$89,712

204,346	391	—	—	691

—	—	—	—	—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   25   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	BOND INDEX FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND

INVESTMENT INCOME:

Interest Income (Note 6)	$4,244	$59,783	$13,003	$5,396

Dividend income	—	—	—	—

Dividend income from investments in affiliates	2	7	5	3

Total Investment Income	4,246	59,790	13,008	5,399

EXPENSES:

Management fees	717	4,049	2,330	944

Custody fees	14	277	41	18

Transfer agent fees	64	1,199	209	85

Blue sky fees	14	23	8	8

Printing fees	10	30	10	10

Audit fees	19	34	19	20

Legal fees	16	32	16	16

Shareholder servicing fees	123	115	96	80

Trustee fees	6	25	6	6

Other	12	40	13	13

Total Expenses	995	5,824	2,748	1,200

Less expenses reimbursed by investment adviser	(233)	(1,105)	(297)	(199)

Net Expenses	762	4,719	2,451	1,001
Net Investment Income	3,484	55,071	10,557	4,398
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	(1,197)	13,608	(38)	(321)

Futures contracts	—	—	—	—

Net changes in unrealized appreciation (depreciation) on:

Investments	(9,706)	(187,169)	(38,376)	(15,656)

Futures contracts	—	—	—	—

Foreign currency translations	—	—	—	—

Net Gains (Losses)	(10,903)	(173,561)	(38,414)	(15,977)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,419)	$(118,490)	$(27,857)	$(11,579)

(1)	Formerly known as the Short-Intermediate Tax-Exempt Fund.

(2)	Formerly known as the Short-Intermediate U.S. Government Fund.

(3)	Net of $3 and $24, respectively, in foreign withholding taxes.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   26   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2022

CORE BOND FUND	FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	LIMITED TERM TAX-EXEMPT FUND(1)	LIMITED TERM U.S. GOVERNMENT FUND(2)

$3,617	$19,294 (3)	$219,566 (3)	$27,260	$65,788	$11,592	$343

—	—	332	—	—	—	—

3	9	20	12	33	13	—

3,620	19,303	219,918	27,272	65,821	11,605	343

796	3,452	28,405	5,756	12,729	3,780	222

24	65	266	57	220	42	9

81	309	1,423	288	1,163	338	23

20	26	27	21	27	24	18

11	12	31	10	23	10	11

19	19	37	19	37	19	19

16	16	32	16	32	16	16

1	35	294	52	135	121	3

6	6	25	6	25	6	6
12	13	49	12	41	13	12
986	3,953	30,589	6,237	14,432	4,369	339
(137)	(328)	(1,704)	(1,740)	(786)	(402)	(93)

849	3,625	28,885	4,497	13,646	3,967	246
2,771	15,678	191,033	22,775	52,175	7,638	97

(3,196)	(5,406)	28,941	1,248	(2,248)	417	(1,108)

14	492	—	—	—	—	(48)

(7,930)	(37,234)	(255,484)	(65,281)	(175,073)	(32,692)	(1,320)

—	—	—	—	—	—	(6)

—	—	1	—	—	—	—

(11,112)	(42,148)	(226,542)	(64,033)	(177,321)	(32,275)	(2,482)
$(8,341)	$(26,470)	$(35,509)	$(41,258)	$(125,146)	$(24,637)	$(2,385)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   27   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS continued

Amounts in thousands	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	SHORT BOND FUND	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
INVESTMENT INCOME:

Interest Income (Note 6)	$7,745	(4)	$9,610	$6,554	$32,222

Dividend income	—		20	—	—

Dividend income from investments in affiliates	1		2	108	30

Total Investment Income	7,746		9,632	6,662	32,252

EXPENSES:

Management fees	1,156		1,444	1,753	9,769

Custody fees	61		33	38	313

Transfer agent fees	52		67	178	1,691

Blue sky fees	20		20	21	26

Printing fees	13		13	11	27

Audit fees	19		39	20	32

Legal fees	16		16	16	31

Shareholder servicing fees	—		1	1	18

Trustee fees	6		6	6	25

Other	22		14	12	38

Total Expenses	1,365		1,653	2,056	11,970

Less expenses voluntarily reimbursed by investment adviser	—		—	—	—

Less expenses reimbursed by investment adviser	(89)		(162)	(207)	(943)

Less custodian credits	—		—	—	—

Net Expenses	1,276		1,491	1,849	11,027
Net Investment Income	6,470		8,141	4,813	21,225
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	(3,913	)(6)	2,633	707	(4,668)

Interest rate swap agreements	(168)		—	—	—

Futures contracts	—		—	—	—

Foreign currency transactions	(1,423)		—	—	—

Forward foreign currency exchange contracts	(440)		—	—	—

Net changes in unrealized appreciation (depreciation) on:

Investments	(13,115)		(9,203)	(17,900)	(77,029)

Investments in affiliates	—		—	(377)	—

Interest rate swap agreements	57		—	—	—

Futures contracts	—		—	—	—

Foreign currency translations	20		—	—	—

Forward foreign currency exchange contracts	216		—	—	—

Net Gains (Losses)	(18,766)		(6,570)	(17,570)	(81,697)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,296)		$1,571	$(12,757)	$(60,472)

(4)	Net of $99 in foreign withholding taxes.

(5)	Includes nonrecurring litigation proceeds of $864 and $8,351, respectively.

(6)	Net of foreign capital gains tax paid of $19.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   28   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2022

TAX-EXEMPT FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND	U.S. TREASURY INDEX FUND

$46,247	$28,649	$367	$18,049 (5)	$11,805 (5)	$1,460

—	—	—	—	—	—

17	22	—	—	—	—

46,264	28,671	367	18,049	11,805	1,460

8,284	8,051	177	60,924	12,241	123

143	259	8	1,335	278	9

747	1,385	18	3,507	705	36

25	34	19	25	24	19

19	33	11	48	21	14

30	40	19	97	38	19

27	38	16	94	38	16

219	73	—	—	—	—

19	31	6	100	31	6

31	46	12	166	48	12

9,544	9,990	286	66,296	13,424	254

—	—	—	(47,814)	(9,653)	—

(779)	(938)	(88)	(1,488)	(381)	(100)

—	—	—	(1)	(1)	—
8,765	9,052	198	16,993	3,389	154
37,499	19,619	169	1,056	8,416	1,306

(2,722)	(1,519)	(824)	137	32	121

—	—	—	—	—	—

—	—	(104)	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—

(119,453)	(68,007)	(1,251)	—	—	(4,608)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	29	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(122,175)	(69,526)	(2,150)	137	32	(4,487)
$(84,676)	$(49,907)	$(1,981)	$1,193	$8,448	$(3,181)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   29   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		BOND INDEX FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2022	2021	2022	2021	2022	2021

OPERATIONS:

Net investment income (Note 6)	$3,484	$3,457	$55,071	$63,013	$10,557	$11,202

Net realized gains (losses) (Note 6)	(1,197)	(405)	13,608	40,948	(38)	(581)

Net change in unrealized appreciation (depreciation)	(9,706)	1,218	(187,169)	(101,453)	(38,376)	10,349

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,419)	4,270	(118,490)	2,508	(27,857)	20,970

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(15,500)	32,158	(377,725)	417,337	(11,784)	31,507

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(15,500)	32,158	(377,725)	417,337	(11,784)	31,507

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(3,484)	(3,457)	(78,293)	(103,699)	(10,566)	(12,144)

Total Distributions to Shares Shareholders	(3,484)	(3,457)	(78,293)	(103,699)	(10,566)	(12,144)

Total Increase (Decrease) in Net Assets	(26,403)	32,971	(574,508)	316,146	(50,207)	40,333

NET ASSETS:

Beginning of year	168,504	135,533	3,252,218	2,936,072	533,617	493,284

End of year	$142,101	$168,504	$2,677,710	$3,252,218	$483,410	$533,617

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   30   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		CORE BOND FUND		FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND
2022	2021	2022	2021	2022	2021	2022	2021

$4,398	$5,126	$2,771	$2,899	$15,678	$16,147	$191,033	$193,223

(321)	1,120	(3,182)	2,755	(4,914)	13,928	28,941	(112,460)

(15,656)	2,246	(7,930)	(1,314)	(37,234)	17,796	(255,483)	762,381

(11,579)	8,492	(8,341)	4,340	(26,470)	47,871	(35,509)	843,144

(1,410)	22,426	(51,984)	62,049	(80,138)	(41,918)	780,567	(475,014)

(1,410)	22,426	(51,984)	62,049	(80,138)	(41,918)	780,567	(475,014)

(5,144)	(6,194)	(3,655)	(8,131)	(18,912)	(25,518)	(196,193)	(191,107)

(5,144)	(6,194)	(3,655)	(8,131)	(18,912)	(25,518)	(196,193)	(191,107)

(18,133)	24,724	(63,980)	58,258	(125,520)	(19,565)	548,865	177,023

218,042	193,318	253,092	194,834	822,261	841,826	3,330,270	3,153,247

$199,909	$218,042	$189,112	$253,092	$696,741	$822,261	$3,879,135	$3,330,270

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   31   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS continued

	HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		LIMITED TERM TAX-EXEMPT FUND(1)
Amounts in thousands	2022	2021	2022	2021	2022	2021

OPERATIONS:

Net investment income (Note 6)	$22,775	$19,458	$52,175	$57,230	$7,638	$10,053

Net realized gains (losses) (Note 6)	1,248	(1,408)	(2,248)	19,039	417	12,195

Net change in unrealized appreciation (depreciation)	(65,281)	37,680	(175,073)	43,321	(32,692)	7,762

Net Increase (Decrease) in Net Assets Resulting from Operations	(41,258)	55,730	(125,146)	119,590	(24,637)	30,010

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	238,282	52,831	(198,706)	12,650	(150,789)	31,637

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	238,282	52,831	(198,706)	12,650	(150,789)	31,637

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(22,776)	(19,458)	(64,396)	(76,825)	(15,658)	(24,498)

Total Distributions to Shares Shareholders	(22,776)	(19,458)	(64,396)	(76,825)	(15,658)	(24,498)

Total Increase (Decrease) in Net Assets	174,248	89,103	(388,248)	55,415	(191,084)	37,149

NET ASSETS:

Beginning of year	598,937	509,834	3,073,366	3,017,951	917,624	880,475

End of year	$773,185	$598,937	$2,685,118	$3,073,366	$726,540	$917,624

(1)	Formerly known as the Short-Intermediate Tax-Exempt Fund.

(2)	Formerly known as the Short-Intermediate U.S. Government Fund.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LIMITED TERM U.S. GOVERNMENT FUND(2)		MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND		SHORT BOND FUND
2022	2021	2022	2021	2022	2021	2022	2021

$97	$17	$6,470	$7,338	$8,141	$11,761	$4,813	$6,729

(1,156)	409	(5,944)	(5,460)	2,633	(13,782)	707	2,364

(1,326)	(635)	(12,822)	23,661	(9,203)	46,172	(18,277)	7,469

(2,385)	(209)	(12,296)	25,539	1,571	44,151	(12,757)	16,562

(13,302)	5,612	(32,002)	(11,786)	13,223	(71,396)	6,343	55,919

(13,302)	5,612	(32,002)	(11,786)	13,223	(71,396)	6,343	55,919

(147)	(95)	(5,912)	(1,403)	(8,578)	(12,426)	(5,270)	(7,185)

(147)	(95)	(5,912)	(1,403)	(8,578)	(12,426)	(5,270)	(7,185)

(15,834)	5,308	(50,210)	12,350	6,216	(39,671)	(11,684)	65,296

63,809	58,501	145,064	132,714	174,617	214,288	437,099	371,803

$47,975	$63,809	$94,854	$145,064	$180,833	$174,617	$425,415	$437,099

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   33   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS continued

	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		TAX-EXEMPT FUND		ULTRA-SHORT FIXED INCOME FUND
Amounts in thousands	2022	2021	2022	2021	2022	2021

OPERATIONS:

Net investment income (Note 6)	$21,225	$32,804	$37,499	$39,710	$19,619	$29,951

Net realized gains (losses) (Note 6)	(4,668)	6,014	(2,722)	12,787	(1,519)	8,461

Net change in unrealized appreciation (depreciation)	(77,029)	27,047	(119,453)	24,314	(68,007)	42,673

Net Increase (Decrease) in Net Assets Resulting from Operations	(60,472)	65,865	(84,676)	76,811	(49,907)	81,085

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(782,409)	1,097,096	(227,903)	350,966	(432,702)	1,457,215

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(782,409)	1,097,096	(227,903)	350,966	(432,702)	1,457,215

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(24,356)	(39,416)	(46,575)	(47,187)	(28,557)	(36,740)

Total Distributions to Shares Shareholders	(24,356)	(39,416)	(46,575)	(47,187)	(28,557)	(36,740)

Total Increase (Decrease) in Net Assets	(867,237)	1,123,545	(359,154)	380,590	(511,166)	1,501,560

NET ASSETS:

Beginning of year	4,861,104	3,737,559	2,020,291	1,639,701	3,690,747	2,189,187

End of year	$3,993,867	$4,861,104	$1,661,137	$2,020,291	$3,179,581	$3,690,747

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND		U.S. TREASURY INDEX FUND
2022	2021	2022	2021	2022	2021	2022	2021

$169	$58	$1,056	$4,422	$8,416	$959	$1,306	$1,635

(928)	(124)	137	389	32	28	121	1,235

(1,222)	(884)	—	—	—	—	(4,608)	(8,411)

(1,981)	(950)	1,193	4,811	8,448	987	(3,181)	(5,541)

(6,848)	16,544	2,695,375	931,395	(183,950)	308,791	(7,972)	4,505

(6,848)	16,544	2,695,375	931,395	(183,950)	308,791	(7,972)	4,505

(222)	(1,630)	(1,534)	(4,456)	(8,411)	(969)	(2,104)	(1,635)

(222)	(1,630)	(1,534)	(4,456)	(8,411)	(969)	(2,104)	(1,635)

(9,051)	13,964	2,695,034	931,750	(183,913)	308,809	(13,257)	(2,671)

53,343	39,379	17,518,409	16,586,659	3,911,252	3,602,443	100,374	103,045

$44,292	$53,343	$20,213,443	$17,518,409	$3,727,339	$3,911,252	$87,117	$100,374

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   35   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND	SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$10.86	$10.77	$10.65	$10.43	$10.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.23	0.25	0.28	0.31	0.31

Net realized and unrealized gains (losses)	(0.73)	0.09	0.12	0.22	(0.11)

Total from Investment Operations	(0.50)	0.34	0.40	0.53	0.20

LESS DISTRIBUTIONS PAID:

From net investment income	(0.23)	(0.25)	(0.28)	(0.31)	(0.31)

Total Distributions Paid	(0.23)	(0.25)	(0.28)	(0.31)	(0.31)

Net Asset Value, End of Year	$10.13	$10.86	$10.77	$10.65	$10.43

Total Return(1)	(4.74)%	3.19%	3.86%	5.15%	1.95%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$142,101	$168,504	$135,533	$118,657	$111,621

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.46%	0.46%	0.46%	0.47%	0.46%

Expenses, before reimbursements and credits	0.60%	0.58%	0.60%	0.60%	0.61%

Net investment income, net of reimbursements and credits(2)	2.09%	2.29%	2.56%	3.03%	2.89%

Net investment income, before reimbursements and credits	1.95%	2.17%	2.42%	2.90%	2.74%

Portfolio Turnover Rate	32.67%	17.20%	63.33%	52.94%	85.89%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $500, $5,000, $10,000, $9,000 and $13,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   36   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

BOND INDEX FUND			SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$10.75	$11.05	$10.45	$10.31	$10.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.19	0.22	0.28	0.28	0.26

Net realized and unrealized gains (losses)	(0.63)	(0.17)	0.65	0.15	(0.14)

Total from Investment Operations	(0.44)	0.05	0.93	0.43	0.12

LESS DISTRIBUTIONS PAID:

From net investment income	(0.22)	(0.25)	(0.30)	(0.29)	(0.28)

From net realized gains	(0.05)	(0.10)	(0.03)	—	—

Total Distributions Paid	(0.27)	(0.35)	(0.33)	(0.29)	(0.28)

Net Asset Value, End of Year	$10.04	$10.75	$11.05	$10.45	$10.31

Total Return(1)	(4.22)%	0.36%	9.01%	4.33%	1.13%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,677,710	$3,252,218	$2,936,072	$3,020,198	$2,769,946

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%

Expenses, before reimbursements and credits	0.19%	0.19%	0.18%	0.17%	0.17%

Net investment income, net of reimbursements and credits(2)	1.77%	1.91%	2.63%	2.78%	2.50%

Net investment income, before reimbursements and credits	1.73%	1.87%	2.60%	2.76%	2.48%

Portfolio Turnover Rate	48.74%	75.38%	53.74%	70.72%	44.51%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $92,000, $83,000, $109,000, and $97,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   37   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND			SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$10.94	$10.74	$10.68	$10.47	$10.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.21	0.24	0.27	0.28	0.28

Net realized and unrealized gains (losses)	(0.77)	0.22	0.06	0.21	(0.10)

Total from Investment Operations	(0.56)	0.46	0.33	0.49	0.18

LESS DISTRIBUTIONS PAID:

From net investment income	(0.21)	(0.24)	(0.27)	(0.28)	(0.28)

From net realized gains	—	(0.02)	— (1)	—	—

Total Distributions Paid	(0.21)	(0.26)	(0.27)	(0.28)	(0.28)

Net Asset Value, End of Year	$10.17	$10.94	$10.74	$10.68	$10.47

Total Return(2)	(5.20)%	4.29%	3.11%	4.78%	1.67%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$483,410	$533,617	$493,284	$498,887	$494,372

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before reimbursements and credits	0.51%	0.50%	0.50%	0.49%	0.50%

Net investment income, net of reimbursements and credits(3)	1.95%	2.18%	2.48%	2.69%	2.61%

Net investment income, before reimbursements and credits	1.89%	2.13%	2.43%	2.65%	2.56%

Portfolio Turnover Rate	19.44%	16.87%	31.63%	28.54%	52.17%

(1)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $19,000, $26,000, $22,000 and $25,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND	SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$11.80	$11.65	$11.56	$11.40	$11.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.24	0.29	0.33	0.40	0.39

Net realized and unrealized gains (losses)	(0.85)	0.21	0.16	0.16	(0.08)

Total from Investment Operations	(0.61)	0.50	0.49	0.56	0.31

LESS DISTRIBUTIONS PAID:

From net investment income	(0.24)	(0.29)	(0.33)	(0.40)	(0.39)

From net realized gains	(0.04)	(0.06)	(0.07)	—	—

Total Distributions Paid	(0.28)	(0.35)	(0.40)	(0.40)	(0.39)

Net Asset Value, End of Year	$10.91	$11.80	$11.65	$11.56	$11.40

Total Return(1)	(5.35)%	4.32%	4.27%	5.01%	2.69%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$199,909	$218,042	$193,318	$179,416	$181,272

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.46%	0.45%	0.46%	0.46%	0.46%

Expenses, before reimbursements and credits	0.55%	0.55%	0.55%	0.56%	0.58%

Net investment income, net of reimbursements and credits(2)	2.00%	2.46%	2.78%	3.50%	3.36%

Net investment income, before reimbursements and credits	1.91%	2.36%	2.69%	3.40%	3.24%

Portfolio Turnover Rate	30.33%	28.48%	55.08%	34.83%	83.27%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $9,000, $16,000, $11,000 and $21,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   39   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

CORE BOND FUND			SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$10.43	$10.47	$10.08	$10.02	$10.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.13	0.15	0.23	0.28	0.26

Net realized and unrealized gains (losses)	(0.56)	0.18	0.43	0.08	(0.11)

Total from Investment Operations	(0.43)	0.33	0.66	0.36	0.15

LESS DISTRIBUTIONS PAID:

From net investment income	(0.18)	(0.19)	(0.27)	(0.30)	(0.28)

From net realized gains	—	(0.18)	—	—	—

Total Distributions Paid	(0.18)	(0.37)	(0.27)	(0.30)	(0.28)

Net Asset Value, End of Year	$9.82	$10.43	$10.47	$10.08	$10.02

Total Return(1)	(4.18)%	3.08%	6.57%	3.75%	1.45%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$189,112	$253,092	$194,834	$255,171	$266,835

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.41%	0.40%	0.41%	0.41%	0.41%

Expenses, before reimbursements and credits	0.47%	0.47%	0.47%	0.46%	0.46%

Net investment income, net of reimbursements and credits(2)	1.32%	1.26%	2.33%	2.91%	2.49%

Net investment income, before reimbursements and credits	1.26%	1.19%	2.27%	2.86%	2.44%

Portfolio Turnover Rate	319.16%	326.11%	485.45%	327.61%	424.59%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $10,000, $15,000, $11,000 and 18,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.01 and 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

FIXED INCOME FUND				SHARES

Selected per share data	2022	2021		2020	2019	2018

Net Asset Value, Beginning of Year	$10.45	$10.18		$9.97	$9.94	$10.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.20 (1)	0.19		0.27	0.32	0.31

Net realized and unrealized gains (losses)	(0.56)	0.38		0.24	0.06	(0.16)

Total from Investment Operations	(0.36)	0.57		0.51	0.38	0.15

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.25)	(0.24)		(0.30)	(0.35)	(0.33)

From net realized gains	—	(0.06)		—	—	—

Total Distributions Paid	(0.25)	(0.30)		(0.30)	(0.35)	(0.33)

Net Asset Value, End of Year	$9.84	$10.45		$10.18	$9.97	$9.94

Total Return(3)	(3.58)%	5.63	%(4)	5.11%	3.98%	1.38%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$696,741	$822,261		$841,826	$848,130	$1,190,331

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.45%	0.45%		0.45%	0.45%	0.45%

Expenses, before reimbursements and credits	0.49%	0.49%		0.49%	0.48%	0.48%

Net investment income, net of reimbursements and credits(5)	1.95%	1.83%		2.66%	3.41%	2.95%

Net investment income, before reimbursements and credits	1.91%	1.79%		2.62%	3.38%	2.92%

Portfolio Turnover Rate	248.30%	261.29%		439.40%	283.15%	364.76%

(1)

The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been (3.59)%. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 5.62%.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, and approximately $25,000, $55,000, $32,000 and $81,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   41   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

HIGH YIELD FIXED INCOME FUND				SHARES

Selected per share data	2022		2021	2020	2019	2018

Net Asset Value, Beginning of Year	$6.78		$5.57	$6.60	$6.72	$6.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.35	(1)(2)	0.36	0.40	0.42	0.42

Net realized and unrealized gains (losses)	(0.38)		1.21	(1.02)	(0.12)	(0.12)

Total from Investment Operations	(0.03)		1.57	(0.62)	0.30	0.30

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.36)		(0.36)	(0.41)	(0.42)	(0.42)

Total Distributions Paid	(0.36)		(0.36)	(0.41)	(0.42)	(0.42)

Net Asset Value, End of Year	$6.39		$6.78	$5.57	$6.60	$6.72

Total Return(4)	(0.61	)%(2)	28.40%	(9.96)%	4.64%	4.32%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$3,879,135		$3,330,270	$3,153,247	$3,795,975	$3,556,517

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.78%		0.78%	0.78%	0.78%	0.80%

Expenses, before reimbursements and credits	0.83%		0.83%	0.82%	0.81%	0.81%

Net investment income, net of reimbursements and credits(5)	5.17%		5.62%	6.10%	6.34%	6.00%

Net investment income, before reimbursements and credits	5.12%		5.57%	6.06%	6.31%	5.99%

Portfolio Turnover Rate	30.32%		54.82%	47.65%	52.19%	95.52%

(1)	The Northern Trust Company reimbursed expenses of the Fund for approximately $7,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)

The Northern Trust Company reimbursed the Fund approximately $1,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been (0.60)%. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $9,000, $70,000, $94,000, $198,000 and $196,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018 respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND			SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$8.95	$8.31	$8.70	$8.69	$8.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.28	0.32	0.34	0.37	0.35

Net realized and unrealized gains (losses)	(0.64)	0.64	(0.39)	0.01	—

Total from Investment Operations	(0.36)	0.96	(0.05)	0.38	0.35

LESS DISTRIBUTIONS PAID:

From net investment income	(0.28)	(0.32)	(0.34)	(0.37)	(0.35)

Total Distributions Paid	(0.28)	(0.32)	(0.34)	(0.37)	(0.35)

Net Asset Value, End of Year	$8.31	$8.95	$8.31	$8.70	$8.69

Total Return(1)	(4.27)%	11.75%	(0.68)%	4.47%	4.03%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$773,185	$598,937	$509,834	$443,469	$412,599

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.60%	0.60%	0.60%	0.61%	0.80%

Expenses, before reimbursements and credits	0.83%	0.84%	0.84%	0.83%	0.83%

Net investment income, net of reimbursements and credits(2)	3.05%	3.71%	3.87%	4.27%	3.96%

Net investment income, before reimbursements and credits	2.82%	3.47%	3.63%	4.05%	3.93%

Portfolio Turnover Rate	21.90%	33.75%	47.62%	51.81%	9.69%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $18,000, $24,000, $16,000 and $12,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   43   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND				SHARES

Selected per share data	2022	2021		2020		2019		2018

Net Asset Value, Beginning of Year	$10.83	$10.68		$10.57		$10.37		$10.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.19	0.21		0.24		0.25		0.22

Net realized and unrealized gains (losses)	(0.65)	0.22		0.15		0.20		(0.03)

Total from Investment Operations	(0.46)	0.43		0.39		0.45		0.19

LESS DISTRIBUTIONS PAID:

From net investment income	(0.19)	(0.21)		(0.24)		(0.25)		(0.22)

From net realized gains	(0.04)	(0.07)		(0.04)		—		—

Total Distributions Paid	(0.23)	(0.28)		(0.28)		(0.25)		(0.22)

Net Asset Value, End of Year	$10.14	$10.83		$10.68		$10.57		$10.37

Total Return(1)	(4.35)%	4.01%		3.72%		4.47%		1.75%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,685,118	$3,073,366		$3,017,951		$2,774,081		$2,935,140

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.45%	0.45	%(2)	0.45	%(2)	0.45	%(2)	0.45	%(2)

Expenses, before reimbursements and credits	0.48%	0.48%		0.47%		0.47%		0.48%

Net investment income, net of reimbursements and credits	1.73%	1.90	%(2)	2.23	%(2)	2.46	%(2)	2.03	%(2)

Net investment income, before reimbursements and credits	1.70%	1.87%		2.21%		2.44%		2.00%

Portfolio Turnover Rate	79.63%	82.72%		127.62%		115.01%		120.62%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $104,000, $267,000, $380,000 and $278,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   44   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LIMITED TERM TAX-EXEMPT FUND(1)				SHARES

Selected per share data	2022	2021		2020		2019		2018

Net Asset Value, Beginning of Year	$10.43	$10.35		$10.37		$10.20		$10.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.09	0.12		0.18		0.16		0.12

Net realized and unrealized gains (losses)	(0.41)	0.24		0.04		0.17		(0.11)

Total from Investment Operations	(0.32)	0.36		0.22		0.33		0.01

LESS DISTRIBUTIONS PAID:

From net investment income	(0.09)	(0.12)		(0.18)		(0.16)		(0.13)

From net realized gains	(0.09)	(0.16)		(0.06)		—		(0.01)

Total Distributions Paid	(0.18)	(0.28)		(0.24)		(0.16)		(0.14)

Net Asset Value, End of Year	$9.93	$10.43		$10.35		$10.37		$10.20

Total Return(2)	(3.08)%	3.47%		2.07%		3.29%		0.07%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$726,540	$917,624		$880,475		$962,980		$909,193

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.45%	0.45	%(3)	0.45	%(3)	0.45	%(3)	0.45	%(3)

Expenses, before reimbursements and credits	0.50%	0.50%		0.49%		0.48%		0.48%

Net investment income, net of reimbursements and credits	0.87%	1.11	%(3)	1.71	%(3)	1.59	%(3)	1.21	%(3)

Net investment income, before reimbursements and credits	0.82%	1.06%		1.67%		1.56%		1.18%

Portfolio Turnover Rate	94.18%	98.82%		126.29%		135.35%		36.55%

(1)	Formerly known as the Short-Intermediate Tax-Exempt Fund.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $46,000, $63,000, $79,000 and $96,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   45   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

LIMITED TERM U.S. GOVERNMENT FUND(1)				SHARES

Selected per share data	2022	2021		2020		2019		2018

Net Asset Value, Beginning of Year	$10.02	$10.06		$9.60		$9.61		$9.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.01	0.01		0.14		0.21		0.13

Net realized and unrealized gains (losses)	(0.46)	(0.03)		0.47		0.02		(0.18)

Total from Investment Operations	(0.45)	(0.02)		0.61		0.23		(0.05)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.02)	(0.02)		(0.15)		(0.24)		(0.15)

Total Distributions Paid	(0.02)	(0.02)		(0.15)		(0.24)		(0.15)

Net Asset Value, End of Year	$9.55	$10.02		$10.06		$9.60		$9.61

Total Return(2)	(4.43)%	(0.26)%		6.34%		2.47%		(0.55)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$47,975	$63,809		$58,501		$60,828		$113,917

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.42%	0.41	%(3)	0.42	%(3)	0.42	%(3)	0.41	%(3)

Expenses, before reimbursements and credits	0.58%	0.54%		0.62%		0.57%		0.51%

Net investment income, net of reimbursements and credits	0.17%	0.02	%(3)	1.41	%(3)	2.30	%(3)	1.32	%(3)

Net investment income (loss), before reimbursements and credits	0.01%	(0.11)%		1.21%		2.15%		1.22%

Portfolio Turnover Rate	411.02%	445.85%		838.97%		739.25%		504.54%

(1)	Formerly known as the Short-Intermediate U.S. Government Fund.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $8,000, $8,000 and $14,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   46   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND				SHARES

Selected per share data	2022	2021		2020	2019	2018

Net Asset Value, Beginning of Year	$8.91	$7.62		$9.05	$9.68	$9.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.43 (1)	0.44	(2)	0.52	0.51	0.55

Net realized and unrealized gains (losses)	(1.29)	0.93	(3)	(1.70)	(0.85)	0.30

Total from Investment Operations	(0.86)	1.37		(1.18)	(0.34)	0.85

LESS DISTRIBUTIONS PAID:

From net investment income(4)	(0.37)	(0.08)		(0.25)	(0.29)	(0.49)

Total Distributions Paid	(0.37)	(0.08)		(0.25)	(0.29)	(0.49)

Net Asset Value, End of Year	$7.68	$8.91		$7.62	$9.05	$9.68

Total Return(5)	(10.10)%	17.93%		(13.20)%	(3.39)%	9.30%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$94,854	$145,064		$132,714	$174,193	$189,630

Ratio to average net assets of:

Expenses, net of reimbursements and credits(6)	0.94%	0.94	%(7)	0.94%	0.95%	0.94%

Expenses, before reimbursements and credits	1.00%	1.03%		1.02%	1.05%	1.05%

Net investment income, net of reimbursements and credits(6)	4.76%	4.45%		5.44%	5.67%	5.36%

Net investment income, before reimbursements and credits	4.70%	4.36	%(7)	5.36%	5.57%	5.25%

Portfolio Turnover Rate	40.50%	71.26%		73.25%	82.84%	99.56%

(1)	The Northern Trust Company reimbursed the Fund approximately $4,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	The Northern Trust Company reimbursed the Fund approximately $56,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	The Northern Trust Company reimbursed the Fund approximately $58,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, and approximately $6,000, $9,000, $11,000 and $13,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	Net expense ratio and gross investment income ratio have been restated from what was previously reported as 0.97% and 4.39%, respectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   47   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND			SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$9.41	$7.97	$9.56	$9.81	$10.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.44 (1)	0.58	0.63	0.60	0.63

Net realized and unrealized gains (losses)	(0.33)	1.46	(1.59)	(0.25)	(0.20)

Total from Investment Operations	0.11	2.04	(0.96)	0.35	0.43

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.47)	(0.60)	(0.63)	(0.60)	(0.63)

From net realized gains	—	—	—	—	—

Total Distributions Paid	(0.47)	(0.60)	(0.63)	(0.60)	(0.63)

Net Asset Value, End of Year	$9.05	$9.41	$7.97	$9.56	$9.81

Total Return(3)	1.06%	26.25%	(10.79)%	3.75%	4.37%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$180,833	$174,617	$214,288	$365,996	$265,410

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	0.86%	0.85%	0.86%	0.86%	0.86%

Expenses, before reimbursements and credits	0.95%	0.95%	0.95%	0.98%	0.99%

Net investment income, net of reimbursements and credits(4)	4.68%	6.27%	6.57%	6.23%	6.26%

Net investment income, before reimbursements and credits	4.59%	6.17%	6.48%	6.11%	6.13%

Portfolio Turnover Rate	64.94%	91.41%	63.55%	80.62%	66.18%

(1)	The Northern Trust Company reimbursed the Fund approximately $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $7,000, $18,000, $31,000 and $18,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018 respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   48   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT BOND FUND			SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$19.06	$18.59	$18.67	$18.60	$18.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.20	0.32	0.45	0.49	0.34

Net realized and unrealized gains (losses)	(0.74)	0.49	(0.07)	0.07	(0.25)

Total from Investment Operations	(0.54)	0.81	0.38	0.56	0.09

LESS DISTRIBUTIONS PAID:

From net investment income	(0.22)	(0.34)	(0.46)	(0.49)	(0.34)

Total Distributions Paid	(0.22)	(0.34)	(0.46)	(0.49)	(0.34)

Net Asset Value, End of Year	$18.30	$19.06	$18.59	$18.67	$18.60

Total Return(1)	(2.88)%	4.34%	2.04%	3.07%	0.45%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$425,415	$437,099	$371,803	$424,702	$487,524

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.40%	0.40%	0.40%	0.40%	0.40%

Expenses, before reimbursements and credits	0.45%	0.45%	0.44%	0.43%	0.43%

Net investment income, net of reimbursements and credits(2)	1.05%	1.64%	2.40%	2.65%	1.79%

Net investment income, before reimbursements and credits	1.00%	1.59%	2.36%	2.62%	1.76%

Portfolio Turnover Rate	45.52%	57.85%	95.09%	125.76%	158.65%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $6,000, $10,000, $11,000 and $13,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   49   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND				SHARES

Selected per share data	2022	2021		2020		2019		2018

Net Asset Value, Beginning of Year	$10.21	$10.14		$10.14		$10.09		$10.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.05	0.08		0.16		0.15		0.10

Net realized and unrealized gains (losses)	(0.19)	0.08		0.01		0.05		(0.04)

Total from Investment Operations	(0.14)	0.16		0.17		0.20		0.06

LESS DISTRIBUTIONS PAID:

From net investment income	(0.05)	(0.08)		(0.16)		(0.15)		(0.10)

From net realized gains	(0.01)	(0.01)		(0.01)		—		—	(1)

Total Distributions Paid	(0.06)	(0.09)		(0.17)		(0.15)		(0.10)

Net Asset Value, End of Year	$10.01	$10.21		$10.14		$10.14		$10.09

Total Return(2)	(1.41)%	1.59%		1.61%		2.06%		0.60%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$3,993,867	$4,861,104		$3,737,559		$4,008,207		$3,908,876

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.25%	0.25	%(3)	0.25	%(3)	0.25	%(3)	0.25	%(3)

Expenses, before reimbursements and credits	0.27%	0.27%		0.27%		0.26%		0.26%

Net investment income, net of reimbursements and credits	0.48%	0.74	%(3)	1.52	%(3)	1.55	%(3)	1.00	%(3)

Net investment income, before reimbursements and credits	0.46%	0.72%		1.50%		1.54%		0.99%

Portfolio Turnover Rate	84.82%	79.08%		70.19%		62.06%		54.39%

(1)	Per share amounts were less than $0.01 per share.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $139,000, $175,000, $81,000 and $72,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND				SHARES

Selected per share data	2022	2021		2020		2019		2018

Net Asset Value, Beginning of Year	$10.96	$10.76		$10.63		$10.49		$10.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.21	0.24		0.30		0.35		0.33

Net realized and unrealized gains (losses)	(0.72)	0.24		0.16		0.14		(0.06)

Total from Investment Operations	(0.51)	0.48		0.46		0.49		0.27

LESS DISTRIBUTIONS PAID:

From net investment income	(0.21)	(0.24)		(0.30)		(0.35)		(0.33)

From net realized gains	(0.05)	(0.04)		(0.03)		—		—

Total Distributions Paid	(0.26)	(0.28)		(0.33)		(0.35)		(0.33)

Net Asset Value, End of Year	$10.19	$10.96		$10.76		$10.63		$10.49

Total Return(1)	(4.76)%	4.46%		4.33%		4.78%		2.57%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,661,137	$2,020,291		$1,639,701		$1,168,191		$1,075,258

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.45%	0.45	%(2)	0.45	%(2)	0.45	%(2)	0.45	%(2)

Expenses, before reimbursements and credits	0.49%	0.49%		0.49%		0.47%		0.48%

Net investment income, net of reimbursements and credits	1.93%	2.13	%(2)	2.73	%(2)	3.35	%(2)	3.12	%(2)

Net investment income, before reimbursements and credits	1.89%	2.09%		2.69%		3.33%		3.09%

Portfolio Turnover Rate	86.00%	91.58%		122.55%		116.37%		103.25%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $118,000, $183,000, $84,000 and 64,000, which represent less than 0.02 percent of average net assets for the fiscal years ended, March 31, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   51   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND			SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$10.31	$10.10	$10.19	$10.15	$10.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.06	0.11	0.24	0.23	0.15

Net realized and unrealized gains (losses)	(0.21)	0.23	(0.09)	0.04	(0.06)

Total from Investment Operations	(0.15)	0.34	0.15	0.27	0.09

LESS DISTRIBUTIONS PAID:

From net investment income	(0.06)	(0.11)	(0.24)	(0.23)	(0.15)

From net realized gains	(0.02)	(0.02)	—	— (1)	— (1)

Total Distributions Paid	(0.08)	(0.13)	(0.24)	(0.23)	(0.15)

Net Asset Value, End of Year	$10.08	$10.31	$10.10	$10.19	$10.15

Total Return(2)	(1.44)%	3.29%	1.45%	2.75%	0.96%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$3,179,581	$3,690,747	$2,189,187	$2,424,799	$2,590,298

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.25%

Expenses, before reimbursements and credits	0.28%	0.28%	0.28%	0.27%	0.26%

Net investment income, net of reimbursements and credits(3)	0.55%	0.94%	2.33%	2.30%	1.51%

Net investment income, before reimbursements and credits	0.52%	0.91%	2.30%	2.28%	1.50%

Portfolio Turnover Rate	76.61%	73.99%	75.95%	59.63%	58.41%

(1)	Per share amounts were less than $0.01 per share.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $7,000, $142,000, $43,000, $44,000 and $56,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   52   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT FUND				SHARES

Selected per share data	2022	2021		2020		2019		2018

Net Asset Value, Beginning of Year	$9.71	$10.17		$9.50		$9.43		$9.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.04	0.01		0.14		0.21		0.14

Net realized and unrealized gains (losses)	(0.47)	(0.16)		0.68		0.09		(0.20)

Total from Investment Operations	(0.43)	(0.15)		0.82		0.30		(0.06)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.04)	(0.03)		(0.15)		(0.23)		(0.15)

From net realized gains	(0.01)	(0.28)		—		—		—	(1)

Total Distributions Paid	(0.05)	(0.31)		(0.15)		(0.23)		(0.15)

Net Asset Value, End of Year	$9.23	$9.71		$10.17		$9.50		$9.43

Total Return(2)	(4.48)%	(1.58)%		8.66%		3.29%		(0.62)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$44,292	$53,343		$39,379		$36,008		$22,927

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.43%	0.42	%(3)	0.43	%(3)	0.47	%(3)	0.47	%(3)

Expenses, before reimbursements and credits	0.61%	0.57%		0.73%		0.93%		0.90%

Net investment income, net of reimbursements and credits	0.36%	0.11	%(3)	1.43	%(3)	2.33	%(3)	1.41	%(3)

Net investment income (loss), before reimbursements and credits	0.18%	(0.04)%		1.13%		1.87%		0.98%

Portfolio Turnover Rate	492.24%	517.52%		854.95%		1,074.68%		429.23%

(1)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $4,000, $4,000, and $3,000, which represent less than 0.01, less than 0.01, 0.01 and less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019 and 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   53   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

U.S. GOVERNMENT MONEY MARKET FUND					SHARES

Selected per share data	2022		2021		2020	2019	2018

Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	—	(1)	—	(1)	0.02	0.02	0.01

Net realized and unrealized gains (losses)(2)	—		—		—	—	—

Total from Investment Operations	—		—		0.02	0.02	0.01

LESS DISTRIBUTIONS PAID:

From net investment income	—	(3)	—	(3)	(0.02)	(0.02)	(0.01)

Total Distributions Paid	—		—		(0.02)	(0.02)	(0.01)

Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return(4)	0.01	%(5)(6)	0.03	%(7)	1.70%	1.79%	0.78%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$20,213,443		$17,518,409		$16,586,659	$19,213,579	$15,995,919

Ratio to average net assets of:

Expenses, net of reimbursements and credits(8)	0.09%		0.22%		0.35%	0.35%	0.35%

Expenses, before reimbursements and credits	0.36%		0.36%		0.36%	0.36%	0.36%

Net investment income, net of reimbursements and credits(8)	0.01%		0.03%		1.70%	1.80%	0.77%

Net investment income (loss), before reimbursements and credits	(0.26)%		(0.11)%		1.69%	1.79%	0.76%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

During the fiscal year ended March 31, 2022, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 0.00% and the net investment income ratio and gross investment income ratio would have been 0.00% and -0.27%, respectively.

(6)

Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $47,814,000. Total return excluding the voluntary reimbursement would have been -0.25%. See Note 5.

(7)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $22,397,000. Total return excluding the voluntary reimbursement would have been -0.10%.

(8)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   54   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND					SHARES

Selected per share data	2022		2021		2020	2019	2018

Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	—	(1)	—	(1)	0.02	0.02	0.01

Net realized and unrealized gains (losses)(2)	—		—		—	—	—

Total from Investment Operations	—		—		0.02	0.02	0.01

LESS DISTRIBUTIONS PAID:

From net investment income	—	(3)	—	(3)	(0.02)	(0.02)	(0.01)

Total Distributions Paid	—		—		(0.02)	(0.02)	(0.01)

Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return(4)	0.25	%(5)(6)	0.03	%(7)	1.69%	1.79%	0.78%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$3,727,339		$3,911,252		$3,602,443	$3,791,180	$3,778,047

Ratio to average net assets of:

Expenses, net of reimbursements and credits(8)	0.09%		0.23%		0.35%	0.35%	0.35%

Expenses, before reimbursements and credits	0.36%		0.36%		0.37%	0.37%	0.37%

Net investment income, net of reimbursements and credits(8)	0.23%		0.02%		1.69%	1.78%	0.80%

Net investment income (loss), before reimbursements and credits	(0.04)%		(0.11)%		1.67%	1.76%	0.78%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

During the fiscal year ended March 31, 2022, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 0.00% and the net investment income ratio and gross investment income ratio would have been 0.00% and -0.27%, respectively.

(6)

Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $9,653,000. Total return excluding the voluntary reimbursement would have been -0.01%. See Note 5.

(7)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $4,729,000. Total return excluding the voluntary reimbursement would have been -0.10%.

(8)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   55   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. TREASURY INDEX FUND			SHARES

Selected per share data	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$22.31	$23.79	$21.43	$21.03	$21.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.31	0.33	0.45	0.43	0.38

Net realized and unrealized gains (losses)	(1.10)	(1.48)	2.36	0.40	(0.32)

Total from Investment Operations	(0.79)	(1.15)	2.81	0.83	0.06

LESS DISTRIBUTIONS PAID:

From net investment income	(0.31)	(0.33)	(0.45)	(0.43)	(0.38)

From net realized gains	(0.19)	—	—	—	—

Total Distributions Paid	(0.50)	(0.33)	(0.45)	(0.43)	(0.38)

Net Asset Value, End of Year	$21.02	$22.31	$23.79	$21.43	$21.03

Total Return(1)	(3.65)%	(4.89)%	13.29%	4.03%	0.24%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$87,117	$100,374	$103,045	$84,809	$81,477

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.16%	0.16%	0.16%	0.18%	0.17%

Expenses, before reimbursements and credits	0.27%	0.26%	0.28%	0.32%	0.28%

Net investment income, net of reimbursements and credits(2)	1.38%	1.40%	2.04%	2.08%	1.74%

Net investment income, before reimbursements and credits	1.27%	1.30%	1.92%	1.94%	1.63%

Portfolio Turnover Rate	32.19%	59.23%	50.28%	37.64%	34.21%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 for the fiscal year ended March 31, 2022 and approximately $1,000 for the fiscal years ended March 31, 2021, 2020, 2019 and 2018, which represent less than 0.01 percent of average net asset, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 92.6%

Arizona – 92.6%

Arizona Board of Regents Refunding COPS, University of Arizona Project,

5.00%, 6/1/28	$400	$460

Arizona Board of Regents State University System Revenue Bonds, Series A,

5.00%, 7/1/31	550	583

5.00%, 7/1/34	750	795

5.00%, 7/1/35	750	795

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bonds,

5.00%, 7/1/35	1,000	1,091

5.00%, 7/1/41	1,000	1,089

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B,

5.00%, 7/1/31	1,000	1,138

5.00%, 7/1/36	495	562

Arizona Board of Regents University System Revenue Bonds, Series A,

5.00%, 6/1/32	1,500	1,633

Arizona Board of Regents University System Revenue Refunding Bonds,

5.00%, 6/1/33	1,710	1,897

Arizona Board Of Regents University System Revenue Refunding Bonds, Stimulus Plan For Economic,

3.13%, 8/1/39	430	425

Arizona IDA Hospital Revenue Bonds, Phoenix Children’s Hospital,

5.00%, 2/1/24	200	211

Arizona State IDA Lease Revenue Bonds, Series A,

3.00%, 9/1/50	1,030	895

Arizona State IDA National Charter School Revolving Loan Fund Revenue Bonds, Equitable School Revenue, Social Bonds,

4.00%, 11/1/33	2,175	2,307

Arizona State IDA Revenue Bonds, Lincoln South Beltway Project,

5.00%, 2/1/30	1,000	1,178

Arizona State Lottery Revenue Refunding Bonds,

5.00%, 7/1/28	390	455

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.6% continued

Arizona – 92.6% continued

Arizona State Refunding COPS, Series A,

5.00%, 10/1/29	$200	$238

Arizona State Transportation Board Revenue GARVEE Bonds, Series A,

5.00%, 7/1/23	1,000	1,041

Bullhead City Excise Tax Revenue Bonds, Second Series,

2.70%, 7/1/51	2,500	2,043

Bullhead City Excise TRB,

7/1/52(1)	1,000	1,059

Flagstaff G.O. Unlimited Bonds,

5.00%, 7/1/22	1,500	1,515

Gilbert Water Resource Municipal Property Corp. Utility System Revenue Bonds,

5.00%, 7/1/28	500	561

5.00%, 7/1/29	750	840

5.00%, 7/1/30	500	558

5.00%, 7/1/31	600	670

Glendale IDA Revenue Refunding Bonds, Midwestern University,

5.00%, 5/15/32	500	585

Glendale Union School District No.205 G.O. Unlimited Bonds, Series A (AGM Insured),

5.00%, 7/1/23	525	546

Goodyear G.O. Unlimited Refunding Bonds,

5.00%, 7/1/30	400	481

Goodyear McDowell Road Commercial Corridor Improvement District Special Assessment Refunding Bonds (BAM Insured),

3.35%, 1/1/28	840	891

Maricopa County Buckeye Elementary School District No. 33 G.O. Unlimited Bonds, Series 2020, School Improvement Bonds Projects of 2015 & 2019 (AGM Insured),

4.00%, 7/1/33	300	337

4.00%, 7/1/36	305	339

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   57   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.6% continued

Arizona – 92.6% continued

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (BAM Insured),

5.00%, 7/1/30	$605	$682

5.00%, 7/1/34	1,100	1,232

Maricopa County Elementary School District No. 25 Liberty G.O. Unlimited Bonds, Series A (AGM Insured),

5.00%, 7/1/30	725	851

Maricopa County Elementary School District No. 25 Liberty G.O. Unlimited Bonds, Series C (BAM Insured),

5.00%, 7/1/27	425	484

Maricopa County Elementary School District No. 28 Kyrene Elementary G.O. Unlimited Bonds, Series A, School Improvement Project of 2017,

5.00%, 7/1/31	275	320

5.00%, 7/1/32	250	290

Maricopa County Elementary School District No. 28 Kyrene Elementary G.O. Unlimited Bonds, Series B, School Improvement Project of 2010,

5.25%, 7/1/28(2)	940	981

5.50%, 7/1/29(2)	485	508

5.50%, 7/1/30(2)	375	393

Maricopa County Elementary School District No. 33 Buckeye G.O. Unlimited Bonds, Series B, School Improvement Project of 2015 (BAM Insured),

5.00%, 7/1/38	1,000	1,121

Maricopa County Elementary School District No. 8 G.O. Unlimited Bonds, Series B, Osborn School Improvement Project of 2017 (AGM Insured),

5.00%, 7/1/35	625	715

5.00%, 7/1/36	1,175	1,344

Maricopa County Elementary School District No. 92 Pendergast Elementary G.O. Unlimited Bonds, Series D, Project of 2016,

5.00%, 7/1/28	1,000	1,159

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.6% continued

Arizona – 92.6% continued

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Bonds, Series C,

4.00%, 7/1/37	$380	$416

Maricopa County High School District No. 214 Tolleson Union High G.O. Unlimited Bonds, Series B, School Improvement Project of 2019,

3.00%, 7/1/33	600	612

Maricopa County IDA Education Revenue Bonds, Legacy Traditional Schools Project,

4.00%, 7/1/51	250	237

Maricopa County IDA Educational Facilities Revenue Bonds, Creighton University Project,

5.00%, 7/1/39	1,285	1,470

5.00%, 7/1/47	1,000	1,130

Maricopa County IDA Hospital Revenue Refunding Bonds, Series A, Honorhealth,

5.00%, 9/1/42	4,000	4,583

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group,

5.00%, 1/1/38	1,250	1,392

Maricopa County Industrial Development Authority Hospital Revenue Bonds, Series A, Honor Health,

3.00%, 9/1/51	2,000	1,714

Maricopa County School District No. 3 Tempe Elementary G.O. Limited Refunding Bonds,

4.00%, 7/1/23	680	699

Maricopa County School District No. 3 Tempe Elementary G.O. Unlimited Bonds, Series A, School Improvement Project,

5.00%, 7/1/26	2,250	2,521

Maricopa County School District No. 31 Balsz G.O. Unlimited Bonds, Series A, School Improvement Project of 2018 (AGM Insured),

5.00%, 7/1/31	1,575	1,820

4.00%, 7/1/37	500	543

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.6% continued

Arizona – 92.6% continued

Maricopa County School District No. 83 G.O. Unlimited Bonds, Series B, Cartwright Elementary School Improvement Project of 2020 (AGM Insured),

7/1/33(1)	$300	$359

Maricopa County Special Health Care District G.O. Unlimited Bonds,

5.00%, 7/1/35	1,000	1,141

4.00%, 7/1/38	2,500	2,688

Maricopa County Special Health Care District G.O. Unlimited Bonds, Series D,

5.00%, 7/1/31	2,300	2,771

5.00%, 7/1/32	1,500	1,804

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series A,

5.00%, 7/1/22	1,375	1,388

5.00%, 7/1/27	215	245

Maricopa County Unified School District No. 41 Gilbert G.O. Unlimited Bonds, Series B, School Improvement Project of 2015,

5.00%, 7/1/28	525	598

5.00%, 7/1/29	650	739

5.00%, 7/1/31	500	568

Maricopa County Unified School District No. 41 Gilbert G.O. Unlimited Bonds, Series C,

5.00%, 7/1/24	1,000	1,067

Maricopa County Unified School District No. 48 Scottsdale G.O. Unlimited Bonds, Series C,

5.00%, 7/1/32	1,600	1,852

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series A,

4.00%, 7/1/28	1,000	1,007

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series D, School Improvement Project of 2011,

4.50%, 7/1/27	1,700	1,754

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.6% continued

Arizona – 92.6% continued

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A,

5.00%, 7/1/31	$1,000	$1,182

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series C, School Improvement Project of 2015,

5.00%, 7/1/30	1,335	1,555

Maricopa County Unified School District No. 95 Queen Creek G.O. Limited Refunding Bonds,

5.00%, 7/1/26	400	437

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds,

4.00%, 7/1/39	1,130	1,229

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds, School Improvement,

5.00%, 7/1/37	650	715

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured),

5.00%, 7/1/23	1,000	1,041

Mesa Utility System Revenue Bonds,

5.00%, 7/1/26	240	268

3.00%, 7/1/44	500	482

Mesa Utility System Revenue Bonds (BAM Insured),

5.00%, 7/1/23	1,000	1,041

Mesa Utility System Revenue Refunding Bonds, Series B,

5.00%, 7/1/30	290	343

Mesa Utility System Revenue Refunding Bonds, Series C,

5.00%, 7/1/22	675	681

5.00%, 7/1/23	1,000	1,041

Northern Arizona University Revenue Refunding Bonds, Series B (BAM Insured),

5.00%, 6/1/38	1,000	1,165

Oro Valley Excise Tax & Parks & Recreation Tax Revenue Bonds,

4.00%, 7/1/32	225	252

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   59   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.6% continued

Arizona – 92.6% continued

Peoria G.O. Unlimited Bonds,

4.00%, 7/15/23	$640	$659

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds,

5.00%, 7/1/44	1,545	1,752

4.00%, 7/1/49	1,000	1,035

5.00%, 7/1/49	1,000	1,128

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds, Series B,

5.00%, 7/1/34	4,000	4,494

Phoenix Civic Improvement Corp. Excise Tax Subordinate Revenue Refunding Bonds, Series A,

4.00%, 7/1/45	1,000	1,087

Phoenix Civic Improvement Corp. Excise Tax Subordinate Revenue Refunding Bonds, Series B,

5.00%, 7/1/24	500	534

Phoenix Civic Improvement Corp. Wastewater System Junior Lien Revenue Bonds, Series A,

5.00%, 7/1/34	325	375

Phoenix Civic Improvement Corp. Water System Junior Lien Revenue Bonds, Series A,

5.00%, 7/1/44	2,850	3,336

5.00%, 7/1/45	1,000	1,182

Phoenix Civic Improvement Corp. Water System Junior Lien Revenue Bonds, Series A, Prerefunded,

5.00%, 7/1/24(3)	1,000	1,068

Phoenix Civic Improvement Corp. Water System Junior Lien Revenue Refunding Bonds, Series B,

4.00%, 7/1/28	1,000	1,041

Phoenix Civic Improvement Corporation Junior Lien Airport Revenue Bonds,

3.00%, 7/1/49	1,150	1,017

Phoenix Civic Improvement Corporation Junior Lien Airport Revenue Bonds, Series B (AMT),

3.25%, 7/1/49	1,330	1,152

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.6% continued

Arizona – 92.6% continued

Phoenix IDA Healthcare Facilities Revenue Bonds, Mayo Clinic,

11/15/57(1)	$1,000	$1,062

Pima County COPS,

5.00%, 12/1/22	650	666

Pima County COPS, Series B,

5.00%, 12/1/22	190	195

Pima County IDA Revenue Refunding Bonds, Tucson Medical Center,

3.00%, 4/1/51	1,000	872

Pima County IDA Taxable Revenue Bonds, Tucson Medical Center,

1.20%, 4/1/25	265	250

1.40%, 4/1/26	270	252

Pima County Metropolitan Domestic Water Improvement District Water Utility System Senior Lien Revenue Refunding Bonds,

4.00%, 1/1/25	715	752

Pima County Sewer System Revenue Bonds,

5.00%, 7/1/25	1,000	1,040

Pima County Unified School District No. 1 Tucson G.O. Limited Refunding Bonds,

5.00%, 7/1/26	330	367

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007,

5.00%, 7/1/24	1,005	1,046

Pima County Unified School District No. 20 G.O. Unlimited Bonds, Vail School Improvement (BAM Insured),

5.00%, 7/1/26	1,685	1,880

Pima County Unified School District No. 6 G.O. Unlimited Bonds, Marana School Improvement (FHLMC Insured),

4.00%, 7/1/29	675	710

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 7/1/22	1,000	1,009

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   60   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.6% continued

Arizona – 92.6% continued

Prescott Valley Pledged Revenue Refunding Bonds, Series A,

5.00%, 1/1/23	$750	$769

5.00%, 1/1/24	700	736

5.00%, 1/1/25	625	673

Queen Creek Excise Tax & State Shared Revenue Bonds, Series B,

5.00%, 8/1/47	2,540	2,626

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds,

5.00%, 1/1/31	1,000	1,148

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A,

5.00%, 12/1/36	1,105	1,198

Santa Cruz County Unified School District No. 35 G.O. Unlimited Bonds, Series A, Project of 2019 (AGM Insured),

5.00%, 7/1/28	500	576

Santa Cruz County Unified School District No. 35 G.O. Unlimited Bonds, Series B, Project of 2019 (AGM Insured),

4.00%, 7/1/24	200	209

Scottsdale G.O. Unlimited Bonds, Series C, Projects of 2015,

5.00%, 7/1/24	100	107

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds,

5.00%, 7/1/30	2,675	3,125

Sedona Excise Tax Revenue Bonds (BAM Insured),

4.00%, 7/1/38	350	384

Tempe G.O. Unlimited Bonds,

5.00%, 7/1/33	1,125	1,326

Vistancia Community Facilities District G.O. Unlimited Refunding Bonds (BAM Insured),

4.00%, 7/15/26	450	482

Yavapai County IDA Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical,

3.13%, 8/1/43	2,450	2,192

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.6% continued

Arizona – 92.6% continued

4.00%, 8/1/43	$1,000	$1,058

Yavapai County Jail District Revenue Bonds (BAM Insured),

5.00%, 7/1/31	1,000	1,164

		131,582

Total Municipal Bonds

(Cost $135,697)		131,582

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 7.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.06%(4) (5)	10,278,784	$10,279

Total Investment Companies

(Cost $10,279)		10,279

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.4%

Maricopa County Elementary School District No. 28 Step G.O. Unlimited Bonds, Series B, Kyrene Elementary School Improvement Project of 2010,

4.00%, 7/1/22(2)	$550	$554

Total Short-Term Investments

(Cost $555)		554

Total Investments – 100.2%

(Cost $146,531)		142,415

Liabilities less Other Assets – (0.2%)		(314)

NET ASSETS – 100.0%		$142,101

(1)	When-Issued Security. Coupon rate is not in effect at March 31, 2022.
(2)	Security has converted to a fixed rate as of July 1, 2015, and will continue at a fixed rate going forward.
(3)	Maturity date represents the prerefunded date.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2022 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   61   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued	MARCH 31, 2022

COPS - Certificates of Participation

FHLMC - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

GARVEE - Grant Anticipation Revenue Vehicle

IDA - Industrial Development Authority

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Municipal Bonds	92.6%

Investment Companies	7.2%

Short-Term Investments	0.4%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds	$ —	$131,582	$—	$131,582

Investment Companies	10,279	—	—	10,279

Short-Term Investments	—	554	—	554

Total Investments	$10,279	$132,136	$—	$142,415

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   62   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND INDEX FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 1.5%

Auto Floor Plan – 0.0%

Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A

4.06%, 11/15/30	$100	$104

Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A

3.06%, 4/15/26	150	151

Ford Credit Floorplan Master Owner Trust, Series 2019-4, Class A

2.44%, 9/15/26	400	394

Ford Credit Floorplan Master Owner Trust, Series 2020-2, Class A

1.06%, 9/15/27	200	186

		835

Automobile – 0.2%

Ally Auto Receivables Trust, Series 2019-4, Class A4

1.92%, 1/15/25	100	100

AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C

1.06%, 8/18/26	100	96

AmeriCredit Automobile Receivables Trust, Series 2021-1, Class B

0.68%, 10/19/26	100	96

AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D

1.21%, 12/18/26	100	94

BMW Vehicle Lease Trust, Series 2021-2, Class A3

0.33%, 12/26/24	100	97

Capital One Prime Auto Receivables Trust, Series 2020-1, Class A4

1.63%, 8/15/25	100	99

Capital One Prime Auto Receivables Trust, Series 2021-1, Class A3

0.77%, 9/15/26	100	96

CarMax Auto Owner Trust, Series 2019-3, Class A4

2.30%, 4/15/25	100	100

CarMax Auto Owner Trust, Series 2021-4, Class A3

0.56%, 9/15/26	200	191

CarMax Auto Owner Trust, Series 2022-1, Class A3

1.47%, 12/15/26	100	97

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Automobile – 0.2% continued

Carvana Auto Receivables Trust, Series 2022-P1, Class A3

3.35%, 2/10/27	$175	$174

Drive Auto Receivables Trust, Series 2021-2, Class C

0.87%, 10/15/27	100	96

Drive Auto Receivables Trust, Series 2021-2, Class D

1.39%, 3/15/29	100	95

Drive Auto Receivables Trust, Series 2021-3, Class B

1.11%, 5/15/26	100	97

Drive Auto Receivables Trust, Series 2021-3, Class C

1.47%, 1/15/27	100	96

Exeter Automobile Receivables Trust, Series 2021-3A, Class C

0.96%, 10/15/26	200	191

Ford Credit Auto Owner Trust, Series 2020-C, Class A3

0.41%, 7/15/25	200	197

Ford Credit Auto Owner Trust, Series 2020-C, Class A4

0.51%, 8/15/26	100	95

Ford Credit Auto Owner Trust, Series 2020-C, Class B

0.79%, 8/15/26	100	95

Ford Credit Auto Owner Trust, Series 2021-A, Class A3

0.30%, 8/15/25	100	98

GM Financial Consumer Automobile Receivables Trust, Series 2021-3, Class A3

0.48%, 6/16/26	100	96

GM Financial Consumer Automobile Receivables Trust, Series 2021-4, Class A3

0.68%, 9/16/26	200	193

GM Financial Leasing Trust, Series 2021-1, Class A4

0.33%, 2/20/25	100	98

Harley-Davidson Motorcycle Trust, Series 2021-B, Class A3

0.56%, 11/16/26	100	97

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 63 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Automobile – 0.2% continued

Honda Auto Receivables Owner Trust, Series 2021-1, Class A3

0.27%, 4/21/25	$100	$98

Honda Auto Receivables Owner Trust, Series 2021-1, Class A4

0.42%, 1/21/28	100	95

Honda Auto Receivables Owner Trust, Series 2021-2, Class A3

0.33%, 8/15/25	100	97

Honda Auto Receivables Owner Trust, Series 2021-4, Class A3

0.88%, 1/21/26	200	193

Hyundai Auto Receivables Trust, Series 2021-B, Class A3

0.38%, 1/15/26	100	97

Hyundai Auto Receivables Trust, Series 2021-B, Class A4

0.60%, 2/16/27	100	94

Hyundai Auto Receivables Trust, Series 2021-C, Class A3

0.74%, 5/15/26	150	144

Mercedes-Benz Auto Receivables Trust, Series 2021-1, Class A3

0.46%, 6/15/26	100	96

Nissan Auto Receivables Owner Trust, Series 2019-C, Class A4

1.95%, 5/15/26	100	99

Santander Drive Auto Receivables Trust, Series 2020-3, Class D

1.64%, 11/16/26	75	73

Santander Drive Auto Receivables Trust, Series 2021-2, Class D

1.35%, 7/15/27	100	96

Santander Drive Auto Receivables Trust, Series 2021-4, Class B

0.88%, 6/15/26	100	97

Santander Drive Auto Receivables Trust, Series 2021-4, Class C

1.26%, 2/16/27	75	71

Santander Drive Auto Receivables Trust, Series 2021-4, Class D

1.67%, 10/15/27	100	95

Toyota Auto Receivables Owner Trust, Series 2019-D, Class A4

1.99%, 2/18/25	100	100

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Automobile – 0.2% continued

Toyota Auto Receivables Owner Trust, Series 2021-B, Class A3

0.26%, 11/17/25	$100	$97

Toyota Auto Receivables Owner Trust, Series 2021-C, Class A3

0.43%, 1/15/26	100	95

Toyota Auto Receivables Owner Trust, Series 2021-C, Class A4

0.72%, 1/15/27	100	94

Toyota Auto Receivables Owner Trust, Series 2021-D, Class A3

0.71%, 4/15/26	100	95

Toyota Auto Receivables Owner Trust, Series 2022-A, Class A3

1.23%, 6/15/26	100	97

Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A3

1.02%, 6/22/26	100	96

World Omni Auto Receivables Trust, Series 2019-C, Class A4

2.03%, 12/15/25	100	100

World Omni Auto Receivables Trust, Series 2021-C, Class A3

0.44%, 8/17/26	100	97

World Omni Automobile Lease Securitization Trust, Series 2021-A, Class A3

0.42%, 8/15/24	100	97

World Omni Select Auto Trust, Series 2021-A, Class A3

0.53%, 3/15/27	100	97

		5,294

Commercial Mortgage-Backed Securities – 1.2%

Banc of America Commercial Mortgage Trust, Series 2016-UBS10, Class A4

3.17%, 7/15/49	300	296

BANK, Series 2017-BNK7, Class A5

3.44%, 9/15/60	250	251

BANK, Series 2017-BNK9, Class A4

3.54%, 11/15/54	250	252

BANK, Series 2018-BN10, Class A5

3.69%, 2/15/61	100	102

BANK, Series 2018-BN11, Class A3

4.05%, 3/15/61	200	207

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   64   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Commercial Mortgage-Backed Securities – 1.2% continued

BANK, Series 2018-BN12, Class A4

4.26%, 5/15/61	$300	$314

BANK, Series 2018-BN13, Class A5

4.22%, 8/15/61	100	104

BANK, Series 2018-BN14, Class A4

4.23%, 9/15/60	200	209

BANK, Series 2018-BN15, Class A4

4.41%, 11/15/61	300	318

BANK, Series 2019-BN18, Class A3

3.33%, 5/15/62	200	198

BANK, Series 2019-BN19, Class A3

3.18%, 8/15/61	300	296

BANK, Series 2019-BN20, Class A3

3.01%, 9/15/62	250	244

BANK, Series 2020-BN25, Class A5

2.65%, 1/15/63	200	190

BANK, Series 2020-BN26, Class A4

2.40%, 3/15/63	400	373

BANK, Series 2020-BN27, Class A5

2.14%, 4/15/63	1,000	915

BANK, Series 2020-BN28, Class A4

1.84%, 3/15/63	500	445

BANK, Series 2021-BN31, Class A4

2.04%, 2/15/54	200	180

Barclays Commercial Mortgage Trust, Series 2019-C3, Class A4

3.58%, 5/15/52	200	202

Barclays Commercial Mortgage Trust, Series 2019-C4, Class A5

2.92%, 8/15/52	100	97

BBCMS Mortgage Trust, Series 2018-C2, Class A5

4.31%, 12/15/51	150	159

BBCMS Mortgage Trust, Series 2020-C6, Class A4

2.64%, 2/15/53	200	190

Benchmark Mortgage Trust, Series 2018-B2, Class A5

3.88%, 2/15/51	150	154

Benchmark Mortgage Trust, Series 2018-B3, Class A5

4.03%, 4/10/51	100	103

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Commercial Mortgage-Backed Securities – 1.2% continued

Benchmark Mortgage Trust, Series 2018-B5, Class A4

4.21%, 7/15/51	$200	$210

Benchmark Mortgage Trust, Series 2018-B7, Class A4

4.51%, 5/15/53	783	833

Benchmark Mortgage Trust, Series 2018-B8, Class A5

4.23%, 1/15/52	100	105

Benchmark Mortgage Trust, Series 2019-B12, Class A5

3.12%, 8/15/52	125	123

Benchmark Mortgage Trust, Series 2020-B16, Class A5

2.73%, 2/15/53	200	191

Benchmark Mortgage Trust, Series 2020-B17, Class A5

2.29%, 3/15/53	200	185

Benchmark Mortgage Trust, Series 2020-B18, Class A5

1.93%, 7/15/53	500	449

Benchmark Mortgage Trust, Series 2020-B19, Class A5

1.85%, 9/15/53	500	446

Benchmark Mortgage Trust, Series 2020-B20, Class A5

2.03%, 10/15/53	250	225

Benchmark Mortgage Trust, Series 2020-IG1, Class A3

2.69%, 9/15/43	100	95

Benchmark Mortgage Trust, Series 2021-B23, Class A5

2.07%, 2/15/54	200	181

CD Mortgage Trust, Series 2017-CD4, Class A4

3.51%, 5/10/50	250	251

CD Mortgage Trust, Series 2017-CD5, Class A4

3.43%, 8/15/50	250	250

CD Mortgage Trust, Series 2017-CD6, Class A5

3.46%, 11/13/50	200	200

CD Mortgage Trust, Series 2018-CD7, Class A4

4.28%, 8/15/51	200	210

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 65 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Commercial Mortgage-Backed Securities – 1.2% continued

CD Mortgage Trust, Series 2019-CD8, Class A4

2.91%, 8/15/57	$150	$145

CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3

3.87%, 1/10/48	300	305

CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4

3.28%, 5/10/58	250	248

CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4

3.46%, 8/15/50	250	250

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class AS

4.65%, 9/10/46	100	102

Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4

3.64%, 10/10/47	100	100

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5

3.14%, 2/10/48	200	199

Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5

3.72%, 9/15/48	200	202

Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4

3.21%, 5/10/49	250	248

Citigroup Commercial Mortgage Trust, Series 2016-C3, Class A4

3.15%, 11/15/49	150	149

Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5

3.62%, 2/10/49	300	301

Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4

3.31%, 4/10/49	250	248

Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A4

3.33%, 4/15/49	250	249

Citigroup Commercial Mortgage Trust, Series 2017-P8, Class A4

3.47%, 9/15/50	250	251

Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A4

4.01%, 3/10/51	100	103

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Commercial Mortgage-Backed Securities – 1.2% continued

Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4

4.23%, 6/10/51	$200	$209

Citigroup Commercial Mortgage Trust, Series 2018-C6, Class A4

4.41%, 11/10/51	200	211

Commercial Mortgage Trust, Series 2014-CR19, Class A5

3.80%, 8/10/47	300	303

Commercial Mortgage Trust, Series 2014-UBS5, Class A4

3.84%, 9/10/47	500	503

Commercial Mortgage Trust, Series 2014-UBS6, Class A5

3.64%, 12/10/47	250	251

Commercial Mortgage Trust, Series 2015-CR24, Class A5

3.70%, 8/10/48	500	504

Commercial Mortgage Trust, Series 2015-DC1, Class A5

3.35%, 2/10/48	200	200

Commercial Mortgage Trust, Series 2015-LC19, Class A4

3.18%, 2/10/48	500	498

Commercial Mortgage Trust, Series 2015-PC1, Class A5

3.90%, 7/10/50	200	203

Commercial Mortgage Trust, Series 2018-COR3, Class A3

4.23%, 5/10/51	200	208

CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4

3.51%, 4/15/50	225	225

CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4

3.72%, 8/15/48	500	503

CSAIL Commercial Mortgage Trust, Series 2016-C6,Class A5

3.09%, 1/15/49	100	98

CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5

3.50%, 11/15/49	200	200

CSAIL Commercial Mortgage Trust, Series 2018-C14, Class A4

4.42%, 11/15/51	300	314

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   66   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Commercial Mortgage-Backed Securities – 1.2% continued

CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5

4.03%, 4/15/51	$100	$102

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3

2.56%, 3/15/53	200	187

DBJPM Mortgage Trust, Series 2017-C6, Class A5

3.33%, 6/10/50	250	250

DBJPM Mortgage Trust, Series 2020-C9, Class A5

1.93%, 8/15/53	100	90

GS Mortgage Securities Trust, Series 2014-GC20, Class A5

4.00%, 4/10/47	100	101

GS Mortgage Securities Trust, Series 2014-GC24, Class A5

3.93%, 9/10/47	300	302

GS Mortgage Securities Trust, Series 2014-GC26, Class A5

3.63%, 11/10/47	250	251

GS Mortgage Securities Trust, Series 2016-GS3, Class A4

2.85%, 10/10/49	200	195

GS Mortgage Securities Trust, Series 2017-GS7, Class A4

3.43%, 8/10/50	250	251

GS Mortgage Securities Trust, Series 2017-GS8, Class A4

3.47%, 11/10/50	200	200

GS Mortgage Securities Trust, Series 2018-GS9, Class A4

3.99%, 3/10/51	150	154

GS Mortgage Securities Trust, Series 2019-GC40, Class A4

3.16%, 7/10/52	150	147

GS Mortgage Securities Trust, Series 2020-GC45, Class A5

2.91%, 2/13/53	300	289

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS

3.37%, 12/15/47	50	50

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Commercial Mortgage-Backed Securities – 1.2% continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C4, Class A3

3.14%, 12/15/49	$150	$149

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A5

2.87%, 8/15/49	200	195

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS

3.14%, 8/15/49	100	98

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5

3.69%, 3/15/50	300	304

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5

3.45%, 9/15/50	100	100

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4

3.39%, 6/13/52	200	199

JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A5

3.64%, 11/15/47	200	200

JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A5

3.82%, 7/15/48	200	202

JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A4

3.14%, 6/15/49	100	99

JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5

3.41%, 10/15/50	200	200

JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class A5

2.18%, 5/13/53	1,000	914

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 67 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Commercial Mortgage-Backed Securities – 1.2% continued

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5

3.53%, 10/15/48	$100	$101

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A4

3.33%, 5/15/49	250	248

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5

2.86%, 9/15/49	100	98

Morgan Stanley Capital I Trust, Series 2018-H3, Class A5

4.18%, 7/15/51	150	155

Morgan Stanley Capital I Trust, Series 2018-H4, Class A4

4.31%, 12/15/51	100	104

Morgan Stanley Capital I Trust, Series 2018-L1, Class A4

4.41%, 10/15/51	200	209

Morgan Stanley Capital I Trust, Series 2019-H7, Class A5

3.26%, 7/15/52	250	245

Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4

2.04%, 7/15/53	500	452

Morgan Stanley Capital I Trust, Series 2020-L4, Class A3

2.70%, 2/15/53	200	190

Morgan Stanley Capital I, Series 2017-HR2, Class A4

3.59%, 12/15/50	200	200

UBS Commercial Mortgage Trust, Series 2017-C1, Class A4

3.46%, 6/15/50	250	250

UBS Commercial Mortgage Trust, Series 2017-C2, Class A4

3.49%, 8/15/50	250	250

UBS Commercial Mortgage Trust, Series 2017-C3, Class A4

3.43%, 8/15/50	175	174

UBS Commercial Mortgage Trust, Series 2017-C6, Class A5

3.58%, 12/15/50	100	101

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Commercial Mortgage-Backed Securities – 1.2% continued

UBS Commercial Mortgage Trust, Series 2017-C7, Class A4

3.68%, 12/15/50	$150	$152

UBS Commercial Mortgage Trust, Series 2018-C10, Class A4

4.31%, 5/15/51	200	209

UBS Commercial Mortgage Trust, Series 2018-C11, Class A5

4.24%, 6/15/51	150	156

UBS Commercial Mortgage Trust, Series 2018-C13, Class A4

4.33%, 10/15/51	200	209

UBS Commercial Mortgage Trust, Series 2018-C14, Class A4

4.45%, 12/15/51	100	105

UBS Commercial Mortgage Trust, Series 2018-C8, Class A4

3.98%, 2/15/51	150	155

UBS Commercial Mortgage Trust, Series 2018-C9, Class A4

4.12%, 3/15/51	100	103

Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4

3.17%, 2/15/48	100	99

Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4

3.66%, 9/15/58	250	252

Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5

3.18%, 4/15/50	200	199

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5

3.77%, 7/15/58	300	303

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4

3.72%, 12/15/48	350	354

Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A4

3.56%, 1/15/59	200	201

Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4

3.43%, 3/15/59	250	250

Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A4

2.93%, 7/15/48	100	98

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   68   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Commercial Mortgage-Backed Securities – 1.2% continued

Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A4

3.07%, 11/15/59	$250	$246

Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4

2.94%, 10/15/49	200	196

Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A4

2.92%, 11/15/49	150	147

Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5

3.42%, 9/15/50	250	250

Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4

3.58%, 10/15/50	100	101

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class A4

3.59%, 12/15/50	100	101

Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class A4

4.01%, 3/15/51	150	155

Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5

4.21%, 5/15/51	155	162

Wells Fargo Commercial Mortgage Trust, Series 2018-C48, Class A5

4.30%, 1/15/52	100	105

Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class A5

3.73%, 5/15/52	200	204

Wells Fargo Commercial Mortgage Trust, Series 2020-C55, Class A5

2.73%, 2/15/53	100	95

Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A5

2.45%, 6/15/53	500	467

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class ASB

2.84%, 3/15/48	76	76

WFRBS Commercial Mortgage Trust, Series 2014-C25, Class A5

3.63%, 11/15/47	250	251

		30,690

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Credit Card – 0.1%

American Express Credit Account Master Trust, Series 2021-1, Class A

0.90%, 11/15/26	$225	$215

BA Credit Card Trust, Series 2020-A1, Class A1

0.34%, 5/15/26	150	145

BA Credit Card Trust, Series 2021-A1, Class A

0.44%, 9/15/26	200	191

Barclays Dryrock Issuance Trust, Series 2021-1, Class A

0.63%, 7/15/27	200	190

Capital One Multi-Asset Execution Trust, Series 2019-A3, Class A3

2.06%, 8/15/28	250	241

Capital One Multi-Asset Execution Trust, Series 2021-A1, Class A1

0.55%, 7/15/26	150	143

Capital One Multi-Asset Execution Trust, Series 2021-A2, Class A2

1.39%, 7/15/30	150	137

Capital One Multi-Asset Execution Trust, Series 2021-A3, Class A3

1.04%, 11/16/26	200	191

Capital One Multi-Asset Execution Trust, Series 2022-A1, Class A1

2.80%, 3/15/27	200	199

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3

6.15%, 6/15/39	150	190

Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7

3.96%, 10/13/30	200	213

Discover Card Execution Note Trust, Series 2021-A1, Class A1

0.58%, 9/15/26	150	142

Discover Card Execution Note Trust, Series 2021-A2, Class A2

1.03%, 9/15/28	100	93

		2,290

Other – 0.0%

AEP Texas Central Transition Funding III LLC, Series 2012-1,Class A3

2.85%, 3/1/26	67	68

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 69 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.5% continued

Other – 0.0% continued

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A3

4.24%, 8/15/23	$11	$11

CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3

3.03%, 10/15/25	103	103

CNH Equipment Trust, Series 2021-B, Class A3

0.44%, 8/17/26	150	144

Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3

4.38%, 11/1/23	12	12

John Deere Owner Trust, Series 2021-B, Class A3

0.52%, 3/16/26	150	144

John Deere Owner Trust, Series 2021-B, Class A4

0.74%, 5/15/28	75	70

PSNH Funding LLC 3, Series 2018-1, Class A3

3.81%, 2/1/35	100	105

Verizon Master Trust, Series 2021-1, Class A

0.50%, 5/20/27	200	190

Verizon Master Trust, Series 2021-2, Class A

0.99%, 4/20/28	200	191

Verizon Master Trust, Series 2022-2, Class A

1.53%, 7/20/28	200	193

		1,231

Total Asset-Backed Securities

(Cost $41,682)		40,340

CORPORATE BONDS – 21.1%

Advertising & Marketing – 0.0%

Interpublic Group of (The) Cos., Inc.,

4.75%, 3/30/30	300	322

Omnicom Group, Inc./Omnicom Capital, Inc.,

3.60%, 4/15/26	525	531

		853

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Aerospace & Defense – 0.5%

Boeing (The) Co.,

4.51%, 5/1/23	$189	$192

2.85%, 10/30/24	110	110

4.88%, 5/1/25	568	586

2.20%, 2/4/26	378	357

3.25%, 3/1/28	55	53

3.20%, 3/1/29	110	105

2.95%, 2/1/30	250	232

6.13%, 2/15/33	135	153

6.63%, 2/15/38	100	119

5.88%, 2/15/40	1,175	1,307

5.81%, 5/1/50	1,060	1,224

General Dynamics Corp.,

2.13%, 8/15/26	350	339

4.25%, 4/1/40	1,000	1,091

2.85%, 6/1/41	160	145

L3Harris Technologies, Inc.,

4.40%, 6/15/28	449	467

Lockheed Martin Corp.,

3.55%, 1/15/26	600	614

3.60%, 3/1/35	135	136

4.07%, 12/15/42	868	927

3.80%, 3/1/45	230	235

4.09%, 9/15/52	20	22

Northrop Grumman Corp.,

3.25%, 1/15/28	1,000	1,000

5.05%, 11/15/40	250	288

4.75%, 6/1/43	250	282

4.03%, 10/15/47	60	63

Precision Castparts Corp.,

3.90%, 1/15/43	100	101

4.38%, 6/15/45	350	378

Raytheon Technologies Corp.,

3.50%, 3/15/27	500	507

4.13%, 11/16/28	611	639

2.38%, 3/15/32	139	128

4.70%, 12/15/41	100	109

4.50%, 6/1/42	450	496

3.75%, 11/1/46	750	737

		13,142

Apparel & Textile Products – 0.1%

NIKE, Inc.,

2.75%, 3/27/27	729	725

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   70   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Apparel & Textile Products – 0.1% continued

2.85%, 3/27/30	$521	$514

3.25%, 3/27/40	75	73

3.38%, 11/1/46	500	485

		1,797

Asset Management – 0.2%

Ameriprise Financial, Inc.,

3.70%, 10/15/24	500	507

3.00%, 4/2/25	250	249

2.88%, 9/15/26	435	430

Ares Capital Corp.,

3.88%, 1/15/26	620	608

BlackRock, Inc.,

3.50%, 3/18/24	250	255

2.40%, 4/30/30	500	475

1.90%, 1/28/31	220	199

Charles Schwab (The) Corp.,

3.63%, 4/1/25	250	254

3.45%, 2/13/26	280	284

3.20%, 3/2/27	500	503

Franklin Resources, Inc.,

2.95%, 8/12/51	270	223

Owl Rock Capital Corp.,

3.75%, 7/22/25	300	290

		4,277

Automotive – 0.3%

American Honda Finance Corp.,

3.63%, 10/10/23	500	507

2.40%, 6/27/24	80	79

BorgWarner, Inc.,

4.38%, 3/15/45	170	168

Daimler Finance North America LLC,

8.50%, 1/18/31	175	236

General Motors Co.,

6.13%, 10/1/25	647	695

6.80%, 10/1/27	118	133

5.00%, 10/1/28	120	125

6.25%, 10/2/43	1,050	1,190

6.75%, 4/1/46	145	175

5.40%, 4/1/48	267	281

General Motors Financial Co., Inc.,

3.70%, 5/9/23	1,050	1,060

2.70%, 8/20/27	740	696

2.40%, 10/15/28	115	103

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Automotive – 0.3% continued

5.65%, 1/17/29	$117	$126

3.10%, 1/12/32	33	30

Harley-Davidson, Inc.,

4.63%, 7/28/45	670	620

Toyota Motor Credit Corp.,

2.25%, 10/18/23	545	543

		6,767

Banking – 2.5%

Bank of America Corp.,

4.10%, 7/24/23	52	53

4.20%, 8/26/24	280	287

4.00%, 1/22/25	1,595	1,624

(Variable, ICE LIBOR USD 3M + 0.97%), 3.46%, 3/15/25 (1)	28	28

3.95%, 4/21/25	1,375	1,401

(Variable, U.S. SOFR + 0.65%), 1.53%, 12/6/25 (1)	405	387

(Variable, ICE LIBOR USD 3M + 0.81%), 3.37%, 1/23/26 (1)	1,000	1,000

(Variable, ICE LIBOR USD 3M + 0.64%), 2.02%, 2/13/26 (1)	760	732

4.45%, 3/3/26	500	517

3.50%, 4/19/26	126	128

4.25%, 10/22/26	47	48

(Variable, U.S. SOFR + 0.91%), 1.66%, 3/11/27 (1)	72	67

(Variable, U.S. SOFR + 0.96%), 1.73%, 7/22/27 (1)	907	842

4.18%, 11/25/27	53	54

(Variable, U.S. SOFR + 1.05%), 2.55%, 2/4/28 (1)	21	20

(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28 (1)	1,086	1,075

(Variable, U.S. SOFR + 1.06%), 2.09%, 6/14/29 (1)	129	118

(Variable, ICE LIBOR USD 3M + 1.21%), 3.97%, 2/7/30 (1)	331	336

(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 2/13/31 (1)	5,293	4,865

(Variable, U.S. SOFR + 2.15%), 2.59%, 4/29/31 (1)	52	48

(Variable, U.S. SOFR + 1.32%), 2.69%, 4/22/32 (1)	380	349

6.11%, 1/29/37	150	179

5.00%, 1/21/44	390	449

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 71 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Banking – 2.5% continued

(Variable, ICE LIBOR USD 3M + 1.19%), 3.95%, 1/23/49 (1)	$790	$800

(Variable, ICE LIBOR USD 3M + 1.52%), 4.33%, 3/15/50 (1)	755	810

(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 3/20/51 (1)	810	838

Bank of America N.A.,

6.00%, 10/15/36	250	305

Citigroup, Inc.,

3.88%, 10/25/23	49	50

3.75%, 6/16/24	909	925

3.88%, 3/26/25	1,730	1,753

(Variable, ICE LIBOR USD 3M + 0.90%), 3.35%, 4/24/25 (1)	47	47

5.50%, 9/13/25	350	374

(Variable, U.S. SOFR + 0.69%), 2.01%, 1/25/26 (1)	883	850

4.60%, 3/9/26	205	213

(Variable, U.S. SOFR + 2.84%), 3.11%, 4/8/26 (1)	1,117	1,107

3.20%, 10/21/26	596	591

4.30%, 11/20/26	825	848

4.45%, 9/29/27	170	175

(Variable, ICE LIBOR USD 3M + 1.39%), 3.67%, 7/24/28 (1)	710	710

(Variable, U.S. SOFR + 3.91%), 4.41%, 3/31/31 (1)	2,000	2,076

(Variable, U.S. SOFR + 2.11%), 2.57%, 6/3/31 (1)	750	687

(Variable, U.S. SOFR + 1.17%), 2.56%, 5/1/32 (1)	1,000	902

6.63%, 6/15/32	100	121

5.88%, 2/22/33	350	402

6.13%, 8/25/36	125	150

8.13%, 7/15/39	512	775

5.88%, 1/30/42	30	37

(Variable, U.S. SOFR + 1.38%), 2.90%, 11/3/42 (1)	168	144

4.75%, 5/18/46	530	567

Discover Bank,

2.70%, 2/6/30	250	229

Fifth Third Bancorp,

3.65%, 1/25/24	570	577

8.25%, 3/1/38	275	406

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Banking – 2.5% continued

HSBC Bank U.S.A. N.A.,

7.00%, 1/15/39	$350	$476

HSBC U.S.A., Inc.,

3.50%, 6/23/24	1,000	1,010

Huntington National Bank (The),

3.55%, 10/6/23	1,000	1,011

JPMorgan Chase & Co.,

(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 7/23/24 (1)	40	40

3.88%, 9/10/24	1,951	1,993

3.90%, 7/15/25	1,315	1,350

7.75%, 7/15/25	54	61

(Variable, CME Term SOFR 3M + 1.59%), 2.01%, 3/13/26 (1)	40	39

(Variable, U.S. SOFR + 1.85%), 2.08%, 4/22/26 (1)	3,000	2,895

3.20%, 6/15/26	379	381

2.95%, 10/1/26	122	121

(Variable, CME Term SOFR 3M + 0.70%), 1.04%, 2/4/27 (1)	121	111

(Variable, U.S. SOFR + 0.89%), 1.58%, 4/22/27 (1)	70	65

8.00%, 4/29/27	750	903

(Variable, U.S. SOFR + 0.77%), 1.47%, 9/22/27 (1)	363	334

4.25%, 10/1/27	299	309

3.63%, 12/1/27	705	707

(Variable, ICE LIBOR USD 3M + 1.34%), 3.78%, 2/1/28 (1)	500	506

(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 1/23/29 (1)	310	309

(Variable, U.S. SOFR + 1.02%), 2.07%, 6/1/29 (1)	190	175

(Variable, U.S. SOFR + 2.52%), 2.96%, 5/13/31 (1)	545	510

6.40%, 5/15/38	359	468

5.60%, 7/15/41	405	491

(Variable, U.S. SOFR + 1.51%), 2.53%, 11/19/41 (1)	785	645

5.40%, 1/6/42	100	119

5.63%, 8/16/43	150	183

(Variable, ICE LIBOR USD 3M + 1.58%), 4.26%, 2/22/48 (1)	285	305

(Variable, ICE LIBOR USD 3M + 1.38%), 3.96%, 11/15/48 (1)	740	756

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   72   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Banking – 2.5% continued

(Variable, ICE LIBOR USD 3M + 1.22%), 3.90%, 1/23/49 (1)	$1,500	$1,517

(Variable, U.S. SOFR + 2.44%), 3.11%, 4/22/51 (1)	1,500	1,328

KeyBank N.A.,

3.30%, 6/1/25	250	251

M&T Bank Corp.,

3.55%, 7/26/23	100	101

PNC Bank N.A.,

3.80%, 7/25/23	1,000	1,017

PNC Financial Services Group (The), Inc.,

3.15%, 5/19/27	1,000	1,002

Truist Bank,

2.75%, 5/1/23	350	352

3.63%, 9/16/25	250	253

4.05%, 11/3/25	600	619

3.80%, 10/30/26	250	256

Truist Financial Corp.,

2.85%, 10/26/24	573	573

3.70%, 6/5/25	213	216

(Variable, U.S. SOFR + 0.61%), 1.27%, 3/2/27 (1)	214	198

U.S. Bancorp,

3.60%, 9/11/24	350	356

2.38%, 7/22/26	245	239

(Variable, U.S. SOFR + 0.73%), 2.22%, 1/27/28 (1)	210	201

3.90%, 4/26/28	545	559

U.S. Bank N.A.,

2.80%, 1/27/25	250	250

Wells Fargo & Co.,

4.13%, 8/15/23	200	204

3.30%, 9/9/24	736	744

3.00%, 2/19/25	655	654

3.00%, 4/22/26	800	792

(Variable, U.S. SOFR + 2.00%), 2.19%, 4/30/26 (1)	30	29

3.00%, 10/23/26	959	946

(Variable, ICE LIBOR USD 3M + 1.17%), 3.20%, 6/17/27 (1)	15	15

4.30%, 7/22/27	110	114

(Variable, ICE LIBOR USD 3M + 1.31%), 3.58%, 5/22/28 (1)	585	584

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Banking – 2.5% continued

(Variable, U.S. SOFR + 2.10%), 2.39%, 6/2/28(1)	$520	$492

3.90%, 5/1/45	950	950

4.40%, 6/14/46	850	881

(Variable, U.S. SOFR + 4.50%), 5.01%, 4/4/51(1)	2,500	2,967

Wells Fargo Bank N.A.,

5.85%, 2/1/37	250	300

6.60%, 1/15/38	300	393

		67,702

Beverages – 0.6%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,

4.90%, 2/1/46	1,980	2,202

Anheuser-Busch InBev Worldwide, Inc.,

4.75%, 1/23/29	915	992

3.50%, 6/1/30	2,085	2,115

8.00%, 11/15/39	310	452

4.95%, 1/15/42	190	210

4.60%, 4/15/48	1,520	1,641

Brown-Forman Corp.,

4.50%, 7/15/45	200	217

Coca-Cola (The) Co.,

3.38%, 3/25/27	661	676

1.65%, 6/1/30	179	161

2.00%, 3/5/31	1,000	915

Constellation Brands, Inc.,

3.60%, 2/15/28	95	94

3.15%, 8/1/29	283	273

2.88%, 5/1/30	256	240

2.25%, 8/1/31	284	250

5.25%, 11/15/48	167	187

Keurig Dr. Pepper, Inc.,

2.55%, 9/15/26	185	179

4.42%, 12/15/46	450	467

Molson Coors Beverage Co.,

3.00%, 7/15/26	170	168

5.00%, 5/1/42	275	291

4.20%, 7/15/46	300	291

PepsiCo, Inc.,

2.75%, 4/30/25	500	500

2.63%, 3/19/27	82	81

2.75%, 3/19/30	401	394

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 73 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Beverages – 0.6% continued

1.63%, 5/1/30	$77	$69

1.95%, 10/21/31	3,000	2,738

		15,803

Biotechnology & Pharmaceuticals – 1.3%

AbbVie, Inc.,

3.85%, 6/15/24	1,000	1,020

3.80%, 3/15/25	750	764

3.60%, 5/14/25	155	157

3.20%, 5/14/26	250	251

4.25%, 11/14/28	97	102

3.20%, 11/21/29	273	270

4.70%, 5/14/45	3,340	3,626

Amgen, Inc.,

3.20%, 11/2/27	100	101

2.45%, 2/21/30	150	141

5.15%, 11/15/41	126	141

2.77%, 9/1/53	1,876	1,505

Baxalta, Inc.,

4.00%, 6/23/25	225	230

Biogen, Inc.,

4.05%, 9/15/25	55	56

2.25%, 5/1/30	40	36

3.15%, 5/1/50	25	20

3.25%, 2/15/51(2)	87	72

Bristol-Myers Squibb Co.,

2.90%, 7/26/24	379	382

3.88%, 8/15/25	361	367

3.90%, 2/20/28	644	671

3.40%, 7/26/29	121	123

4.35%, 11/15/47	1,083	1,188

Gilead Sciences, Inc.,

3.65%, 3/1/26	2,000	2,034

1.20%, 10/1/27	250	226

4.00%, 9/1/36	1,000	1,022

4.80%, 4/1/44	185	203

4.50%, 2/1/45	150	160

4.75%, 3/1/46	210	233

4.15%, 3/1/47	60	62

GlaxoSmithKline Capital, Inc.,

3.38%, 5/15/23	1,000	1,014

3.88%, 5/15/28	1,000	1,044

5.38%, 4/15/34	150	179

6.38%, 5/15/38	530	705

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Biotechnology & Pharmaceuticals – 1.3% continued

4.20%, 3/18/43	$20	$21

Johnson & Johnson,

2.45%, 3/1/26	457	455

0.95%, 9/1/27	1,000	915

2.90%, 1/15/28	1,043	1,046

1.30%, 9/1/30	2,000	1,781

4.38%, 12/5/33	250	282

5.95%, 8/15/37	100	130

4.85%, 5/15/41	400	472

3.70%, 3/1/46	970	1,022

Merck & Co., Inc.,

2.75%, 2/10/25	717	719

1.70%, 6/10/27	88	83

3.40%, 3/7/29	612	626

2.15%, 12/10/31	388	359

3.60%, 9/15/42	25	25

3.70%, 2/10/45	60	61

2.45%, 6/24/50	1,000	831

Mylan, Inc.,

4.55%, 4/15/28	55	56

5.40%, 11/29/43	585	570

Novartis Capital Corp.,

3.40%, 5/6/24	121	123

1.75%, 2/14/25	99	97

2.00%, 2/14/27	70	67

2.20%, 8/14/30	1,500	1,408

3.70%, 9/21/42	36	37

4.40%, 5/6/44	214	242

Pfizer, Inc.,

2.95%, 3/15/24	250	253

3.40%, 5/15/24	150	153

2.63%, 4/1/30	2,000	1,942

7.20%, 3/15/39	506	741

5.60%, 9/15/40	194	246

4.30%, 6/15/43	231	255

4.13%, 12/15/46	519	579

Pharmacia LLC,

6.60%, 12/1/28	125	148

Utah Acquisition Sub, Inc.,

3.95%, 6/15/26	230	228

Wyeth LLC,

5.95%, 4/1/37	725	922

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   74   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Biotechnology & Pharmaceuticals – 1.3% continued

Zoetis, Inc.,

3.95%, 9/12/47	$450	$464

4.45%, 8/20/48	40	45

		35,509

Cable & Satellite – 0.6%

Charter Communications Operating LLC/Charter Communications Operating Capital,

4.91%, 7/23/25	352	365

3.75%, 2/15/28	1,099	1,085

2.25%, 1/15/29	964	868

5.05%, 3/30/29	305	323

2.80%, 4/1/31	715	644

5.75%, 4/1/48	520	553

4.80%, 3/1/50	980	931

3.90%, 6/1/52	1,000	843

Comcast Corp.,

3.38%, 2/15/25	145	147

3.30%, 2/1/27	965	979

3.55%, 5/1/28	361	367

2.65%, 2/1/30	1,247	1,197

3.40%, 4/1/30	1,370	1,388

4.25%, 10/15/30	412	440

4.25%, 1/15/33	775	837

7.05%, 3/15/33	140	183

4.00%, 8/15/47	40	41

4.00%, 11/1/49	46	46

2.89%, 11/1/51 (2)	44	37

4.05%, 11/1/52	361	373

2.94%, 11/1/56 (2)	1,213	1,001

2.99%, 11/1/63 (2)	2,279	1,865

TCI Communications, Inc.,

7.88%, 2/15/26	755	881

Time Warner Cable LLC,

6.55%, 5/1/37	68	78

7.30%, 7/1/38	705	856

6.75%, 6/15/39	130	151

5.50%, 9/1/41	75	78

Time Warner Entertainment Co. L.P.,

8.38%, 7/15/33	260	340

		16,897

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Chemicals – 0.2%

Dow Chemical (The) Co.,

7.38%, 11/1/29	$46	$58

4.25%, 10/1/34	470	484

9.40%, 5/15/39	174	277

5.25%, 11/15/41	400	456

DuPont de Nemours, Inc.,

5.32%, 11/15/38	208	239

5.42%, 11/15/48	1,000	1,206

Eastman Chemical Co.,

4.80%, 9/1/42	200	210

4.65%, 10/15/44	100	103

Ecolab, Inc.,

2.70%, 11/1/26	70	69

International Flavors & Fragrances, Inc.,

5.00%, 9/26/48	67	73

Lubrizol (The) Corp.,

6.50%, 10/1/34	50	65

Mosaic (The) Co.,

5.45%, 11/15/33	250	288

4.88%, 11/15/41	100	106

RPM International, Inc.,

3.75%, 3/15/27	100	101

Sherwin-Williams (The) Co.,

3.45%, 6/1/27	205	205

2.95%, 8/15/29	438	422

2.30%, 5/15/30	153	140

2.20%, 3/15/32	204	181

4.55%, 8/1/45	30	31

Westlake Corp.,

3.60%, 8/15/26	701	710

3.38%, 6/15/30	249	243

		5,667

Commercial Support Services – 0.0%

Republic Services, Inc.,

3.38%, 11/15/27	296	297

3.95%, 5/15/28	550	565

		862

Construction Materials – 0.1%

Carlisle Cos., Inc.,

2.75%, 3/1/30	500	466

Martin Marietta Materials, Inc.,

3.45%, 6/1/27	500	501

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   75   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Construction Materials – 0.1% continued

Owens Corning,

3.40%, 8/15/26	$400	$400

3.88%, 6/1/30	500	505

		1,872

Consumer Services – 0.1%

California Institute of Technology,

4.70%, 11/1/11 (3)	110	123

Duke University,

2.68%, 10/1/44	200	177

Emory University,

2.97%, 9/1/50	500	443

Johns Hopkins University,

4.08%, 7/1/53	100	112

Massachusetts Institute of Technology,

5.60%, 7/1/11 (3)	190	264

4.68%, 7/1/14 (4)	15	17

3.89%, 7/1/16 (5)	300	292

Northwestern University,

4.64%, 12/1/44	50	56

President and Fellows of Harvard College,

2.52%, 10/15/50	1,000	858

Trustees of the University of Pennsylvania (The),

4.67%, 9/1/12 (6)	100	113

University of Southern California,

2.81%, 10/1/50	500	443

		2,898

Containers & Packaging – 0.0%

International Paper Co.,

7.30%, 11/15/39	45	59

6.00%, 11/15/41	480	572

Packaging Corp. of America,

3.65%, 9/15/24	250	253

WestRock MWV LLC,

7.95%, 2/15/31	100	128

WRKCo, Inc.,

4.90%, 3/15/29	350	377

		1,389

Diversified Industrials – 0.2%

3M Co.,

3.25%, 2/14/24	356	361

2.00%, 2/14/25	100	98

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Diversified Industrials – 0.2% continued

3.05%, 4/15/30	$2,000	$1,988

Dover Corp.,

2.95%, 11/4/29	10	10

General Electric Co.,

6.75%, 3/15/32	44	55

Honeywell International, Inc.,

3.35%, 12/1/23	260	264

2.50%, 11/1/26	461	455

1.10%, 3/1/27	182	167

2.70%, 8/15/29	137	135

3.81%, 11/21/47	125	135

Illinois Tool Works, Inc.,

3.50%, 3/1/24	250	254

3.90%, 9/1/42	700	717

Parker-Hannifin Corp.,

3.30%, 11/21/24	500	503

3.25%, 6/14/29	500	494

4.20%, 11/21/34	200	204

4.45%, 11/21/44	500	519

		6,359

E-Commerce Discretionary – 0.2%

Amazon.com, Inc.,

2.80%, 8/22/24	1,000	1,008

5.20%, 12/3/25	500	539

3.88%, 8/22/37	1,050	1,111

4.95%, 12/5/44	255	310

3.10%, 5/12/51	1,000	939

4.25%, 8/22/57	500	565

eBay, Inc.,

1.40%, 5/10/26	24	22

2.70%, 3/11/30	373	351

2.60%, 5/10/31	167	153

4.00%, 7/15/42	235	231

		5,229

Electric & Gas Marketing & Trading – 0.1%

Consolidated Edison Co. of New York, Inc.,

5.30%, 3/1/35	150	167

5.85%, 3/15/36	100	118

6.20%, 6/15/36	200	242

6.75%, 4/1/38	100	131

5.50%, 12/1/39	85	100

5.70%, 6/15/40	450	536

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   76   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Electric & Gas Marketing & Trading – 0.1% continued

4.20%, 3/15/42	$1,763	$1,775

3.95%, 3/1/43	120	117

4.45%, 3/15/44	100	105

3.85%, 6/15/46	100	97

Evergy Metro, Inc.,

5.30%, 10/1/41	50	57

Southern Power Co.,

5.25%, 7/15/43	60	64

		3,509

Electric Utilities – 1.6%

AEP Transmission Co. LLC,

4.00%, 12/1/46	200	204

3.65%, 4/1/50	500	482

Alabama Power Co.,

3.85%, 12/1/42	60	59

Ameren Illinois Co.,

3.25%, 3/1/25	500	503

Appalachian Power Co.,

7.00%, 4/1/38	75	97

Arizona Public Service Co.,

3.15%, 5/15/25	500	499

4.50%, 4/1/42	230	233

4.20%, 8/15/48	250	247

Baltimore Gas and Electric Co.,

2.40%, 8/15/26	130	127

3.75%, 8/15/47	475	468

Berkshire Hathaway Energy Co.,

5.15%, 11/15/43	500	569

CenterPoint Energy Houston Electric LLC,

2.40%, 9/1/26	50	48

3.00%, 2/1/27	150	149

3.55%, 8/1/42	40	39

4.25%, 2/1/49	500	544

CMS Energy Corp.,

3.00%, 5/15/26	40	39

3.45%, 8/15/27	500	502

4.88%, 3/1/44	500	552

Commonwealth Edison Co.,

6.45%, 1/15/38	200	263

3.80%, 10/1/42	90	90

4.60%, 8/15/43	100	111

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Electric Utilities – 1.6% continued

Connecticut Light and Power (The) Co.,

4.00%, 4/1/48	$250	$263

Constellation Energy Generation LLC,

6.25%, 10/1/39	1,000	1,127

5.75%, 10/1/41	430	465

Dominion Energy South Carolina, Inc.,

6.05%, 1/15/38	265	321

5.10%, 6/1/65	50	59

Dominion Energy, Inc.,

4.25%, 6/1/28	1,000	1,033

5.25%, 8/1/33	250	279

5.95%, 6/15/35	750	876

7.00%, 6/15/38	20	26

4.90%, 8/1/41	35	38

4.05%, 9/15/42	100	98

DTE Electric Co.,

4.05%, 5/15/48	500	527

Duke Energy Carolinas LLC,

6.45%, 10/15/32	106	129

6.10%, 6/1/37	150	178

4.25%, 12/15/41	210	220

3.75%, 6/1/45	350	344

Duke Energy Corp.,

3.75%, 4/15/24	100	101

2.65%, 9/1/26	1,249	1,216

3.40%, 6/15/29	751	748

3.75%, 9/1/46	120	113

Duke Energy Florida LLC,

6.35%, 9/15/37	340	435

3.40%, 10/1/46	290	273

Duke Energy Indiana LLC,

6.12%, 10/15/35	500	585

6.35%, 8/15/38	25	32

6.45%, 4/1/39	225	287

4.90%, 7/15/43	1,000	1,112

Duke Energy Progress LLC,

4.10%, 3/15/43	200	204

Entergy Louisiana LLC,

5.40%, 11/1/24	150	158

3.05%, 6/1/31	950	924

Entergy Texas, Inc.,

4.50%, 3/30/39	250	259

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   77   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Electric Utilities – 1.6% continued

Evergy Kansas Central, Inc.,

4.13%, 3/1/42	$275	$278

Eversource Energy,

2.80%, 5/1/23	105	105

3.15%, 1/15/25	100	100

3.30%, 1/15/28	165	162

Exelon Corp.,

5.63%, 6/15/35	75	85

4.70%, 4/15/50	100	110

Florida Power & Light Co.,

5.65%, 2/1/37	335	403

5.95%, 2/1/38	150	189

5.96%, 4/1/39	250	315

5.69%, 3/1/40	30	37

4.13%, 2/1/42	250	263

4.05%, 6/1/42	100	105

Georgia Power Co.,

4.30%, 3/15/42	60	61

4.30%, 3/15/43	100	100

Indiana Michigan Power Co.,

6.05%, 3/15/37	200	243

ITC Holdings Corp.,

3.35%, 11/15/27	200	200

MidAmerican Energy Co.,

3.50%, 10/15/24	100	102

4.80%, 9/15/43	100	114

4.40%, 10/15/44	150	161

3.15%, 4/15/50	2,000	1,837

National Grid U.S.A.,

5.80%, 4/1/35	425	486

National Rural Utilities Cooperative Finance Corp.,

2.85%, 1/27/25	1,000	994

8.00%, 3/1/32	50	67

4.30%, 3/15/49	125	134

Nevada Power Co.,

6.65%, 4/1/36	100	128

NextEra Energy Capital Holdings, Inc.,

2.25%, 6/1/30	1,561	1,429

2.44%, 1/15/32	439	401

Northern States Power Co.,

5.35%, 11/1/39	1,065	1,284

4.13%, 5/15/44	200	208

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Electric Utilities – 1.6% continued

Oglethorpe Power Corp.,

5.38%, 11/1/40	$150	$169

Oklahoma Gas and Electric Co.,

4.15%, 4/1/47	200	207

Oncor Electric Delivery Co. LLC,

7.50%, 9/1/38	145	208

Pacific Gas and Electric Co.,

4.55%, 7/1/30	3,000	2,977

4.50%, 7/1/40	1,000	910

PacifiCorp,

5.25%, 6/15/35	50	56

6.10%, 8/1/36	200	242

5.75%, 4/1/37	540	636

6.25%, 10/15/37	275	341

6.00%, 1/15/39	60	74

4.13%, 1/15/49	50	52

Potomac Electric Power Co.,

3.60%, 3/15/24	150	152

PPL Electric Utilities Corp.,

6.25%, 5/15/39	275	353

4.13%, 6/15/44	100	103

Public Service Electric and Gas Co.,

3.00%, 5/15/25	500	498

3.95%, 5/1/42	50	51

3.65%, 9/1/42	30	29

Puget Energy, Inc.,

3.65%, 5/15/25	500	501

Puget Sound Energy, Inc.,

6.27%, 3/15/37	75	91

5.64%, 4/15/41	340	402

San Diego Gas & Electric Co.,

3.60%, 9/1/23	200	203

4.50%, 8/15/40	150	161

Sempra Energy,

3.25%, 6/15/27	150	148

6.00%, 10/15/39	250	306

Southern (The) Co.,

3.70%, 4/30/30	900	903

4.40%, 7/1/46	1,000	1,022

Southern California Edison Co.,

6.65%, 4/1/29	300	341

6.00%, 1/15/34	100	117

5.35%, 7/15/35	586	648

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   78   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Electric Utilities – 1.6% continued

5.55%, 1/15/37	$275	$302

5.95%, 2/1/38	710	828

6.05%, 3/15/39	50	59

5.50%, 3/15/40	150	169

3.90%, 3/15/43	150	141

4.13%, 3/1/48	90	89

Southwestern Electric Power Co.,

2.75%, 10/1/26	130	127

4.10%, 9/15/28	250	255

3.90%, 4/1/45	170	161

Tampa Electric Co.,

4.10%, 6/15/42	50	50

Union Electric Co.,

3.90%, 9/15/42	50	49

4.00%, 4/1/48	250	257

Virginia Electric and Power Co.,

6.00%, 5/15/37	15	18

6.35%, 11/30/37	40	51

8.88%, 11/15/38	300	472

4.65%, 8/15/43	150	164

4.45%, 2/15/44	75	80

3.80%, 9/15/47	125	125

Wisconsin Public Service Corp.,

4.75%, 11/1/44	100	110

3.30%, 9/1/49	150	135

Xcel Energy, Inc.,

6.50%, 7/1/36	100	126

		44,025

Electrical Equipment – 0.1%

Carrier Global Corp.,

2.72%, 2/15/30	1,000	940

Fortive Corp.,

4.30%, 6/15/46	105	110

Otis Worldwide Corp.,

3.36%, 2/15/50	500	443

Rockwell Automation, Inc.,

4.20%, 3/1/49	100	107

		1,600

Entertainment Content – 0.4%

Discovery Communications LLC,

4.90%, 3/11/26	45	47

4.13%, 5/15/29	467	471

3.63%, 5/15/30	563	547

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Entertainment Content – 0.4% continued

5.30%, 5/15/49	$145	$152

Fox Corp.,

5.58%, 1/25/49	1,000	1,162

NBCUniversal Media LLC,

4.45%, 1/15/43	397	427

Paramount Global,

4.75%, 5/15/25	453	471

4.20%, 5/19/32	1,000	1,001

4.38%, 3/15/43	593	564

5.85%, 9/1/43	197	227

5.25%, 4/1/44	30	31

Walt Disney (The) Co.,

3.70%, 9/15/24	915	935

6.40%, 12/15/35	31	40

4.13%, 12/1/41	105	109

4.95%, 10/15/45	500	577

2.75%, 9/1/49	1,696	1,443

3.60%, 1/13/51	1,304	1,289

		9,493

Food – 0.2%

Conagra Brands, Inc.,

1.38%, 11/1/27	85	75

7.00%, 10/1/28	200	236

4.85%, 11/1/28	100	106

5.30%, 11/1/38	1,000	1,099

General Mills, Inc.,

3.65%, 2/15/24	75	76

2.88%, 4/15/30	218	209

2.25%, 10/14/31	432	388

Hershey (The) Co.,

2.30%, 8/15/26	365	357

Ingredion, Inc.,

3.20%, 10/1/26	250	248

J.M. Smucker (The) Co.,

3.50%, 3/15/25	500	506

4.38%, 3/15/45	250	253

Kellogg Co.,

4.50%, 4/1/46	750	806

Tyson Foods, Inc.,

5.15%, 8/15/44	455	516

		4,875

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   79   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Forestry, Paper & Wood Products – 0.0%

Georgia-Pacific LLC,

8.00%, 1/15/24	$500	$544

7.75%, 11/15/29	500	641

		1,185

Gas & Water Utilities – 0.2%

American Water Capital Corp.,

3.40%, 3/1/25	35	35

2.95%, 9/1/27	1,000	990

6.59%, 10/15/37	105	136

4.30%, 12/1/42	75	78

4.30%, 9/1/45	520	534

3.45%, 5/1/50	12	11

3.25%, 6/1/51	58	52

Atmos Energy Corp.,

4.15%, 1/15/43	250	253

4.13%, 10/15/44	75	77

CenterPoint Energy Resources Corp.,

5.85%, 1/15/41	50	59

NiSource, Inc.,

5.95%, 6/15/41	77	90

5.25%, 2/15/43	100	108

4.80%, 2/15/44	580	602

5.65%, 2/1/45	200	227

Southern California Gas Co.,

3.75%, 9/15/42	250	247

4.30%, 1/15/49	125	134

Southern Co. Gas Capital Corp.,

5.88%, 3/15/41	600	705

4.40%, 5/30/47	250	252

Southwest Gas Corp.,

3.80%, 9/29/46	250	226

		4,816

Health Care Facilities & Services – 1.0%

Advocate Health & Hospitals Corp.,

3.01%, 6/15/50	265	234

Aetna, Inc.,

6.63%, 6/15/36	40	50

6.75%, 12/15/37	150	192

4.50%, 5/15/42	100	104

3.88%, 8/15/47	143	139

AHS Hospital Corp.,

5.02%, 7/1/45	100	117

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Health Care Facilities & Services – 1.0% continued

AmerisourceBergen Corp.,

3.25%, 3/1/25	$135	$135

4.25%, 3/1/45	60	59

4.30%, 12/15/47	1,000	1,009

Anthem, Inc.,

3.50%, 8/15/24	545	553

2.38%, 1/15/25	755	744

6.38%, 6/15/37	500	640

4.63%, 5/15/42	525	574

3.60%, 3/15/51	300	287

Ascension Health,

2.53%, 11/15/29	750	722

Cardinal Health, Inc.,

3.75%, 9/15/25	250	254

4.60%, 3/15/43	35	35

4.50%, 11/15/44	710	701

Cigna Corp.,

4.38%, 10/15/28	2,055	2,162

2.38%, 3/15/31	845	774

4.80%, 7/15/46	580	642

4.90%, 12/15/48	460	515

3.40%, 3/15/50	250	225

CommonSpirit Health,

3.82%, 10/1/49	1,000	980

CVS Health Corp.,

3.88%, 7/20/25	148	151

4.30%, 3/25/28	254	266

3.25%, 8/15/29	1,580	1,560

2.13%, 9/15/31	68	61

4.78%, 3/25/38	130	142

4.13%, 4/1/40	40	41

5.30%, 12/5/43	750	873

5.13%, 7/20/45	275	310

5.05%, 3/25/48	730	827

Dignity Health,

5.27%, 11/1/64	200	233

HCA, Inc.,

4.50%, 2/15/27	1,780	1,839

2.38%, 7/15/31	250	223

5.50%, 6/15/47	330	372

5.25%, 6/15/49	170	186

Humana, Inc.,

3.13%, 8/15/29	85	82

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   80   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Health Care Facilities & Services – 1.0% continued

Kaiser Foundation Hospitals,

3.27%, 11/1/49	$500	$466

Laboratory Corp. of America Holdings,

4.70%, 2/1/45	300	319

Memorial Sloan-Kettering Cancer Center,

4.13%, 7/1/52	100	106

NYU Langone Hospitals,

4.37%, 7/1/47	500	515

Quest Diagnostics, Inc.,

3.45%, 6/1/26	115	116

Sutter Health,

4.09%, 8/15/48	500	507

UnitedHealth Group, Inc.,

3.50%, 2/15/24	40	41

3.75%, 7/15/25	547	563

3.45%, 1/15/27	1,100	1,127

3.88%, 12/15/28	108	113

2.88%, 8/15/29	400	393

2.00%, 5/15/30	160	147

5.80%, 3/15/36	250	310

6.63%, 11/15/37	640	861

6.88%, 2/15/38	170	237

4.75%, 7/15/45	500	580

3.13%, 5/15/60	1,000	889

		26,303

Home & Office Products – 0.0%

Leggett & Platt, Inc.,

3.50%, 11/15/27	818	807

Whirlpool Corp.,

3.70%, 5/1/25	250	253

4.50%, 6/1/46	60	62

		1,122

Home Construction – 0.0%

D.R. Horton, Inc.,

2.60%, 10/15/25	510	495

Household Products – 0.2%

Church & Dwight Co., Inc.,

3.95%, 8/1/47	100	102

Colgate-Palmolive Co.,

2.10%, 5/1/23	400	399

Estee Lauder (The) Cos., Inc.,

6.00%, 5/15/37	100	126

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Household Products – 0.2% continued

4.38%, 6/15/45	$150	$163

4.15%, 3/15/47	70	75

Kimberly-Clark Corp.,

6.63%, 8/1/37	350	472

3.20%, 7/30/46	125	115

Procter & Gamble (The) Co.,

3.10%, 8/15/23	250	253

3.00%, 3/25/30	1,500	1,508

Unilever Capital Corp.,

2.00%, 7/28/26	1,000	963

5.90%, 11/15/32	125	154

		4,330

Industrial Support Services – 0.0%

WW Grainger, Inc.,

4.60%, 6/15/45	300	329

Institutional Financial Services – 1.0%

Bank of New York Mellon (The) Corp.,

2.20%, 8/16/23	285	285

3.25%, 5/16/27	500	505

(Variable, ICE LIBOR USD 3M + 1.07%), 3.44%, 2/7/28 (1)	1,000	1,012

Citigroup Global Markets Holdings, Inc.,

0.75%, 6/7/24	60	57

CME Group, Inc.,

3.75%, 6/15/28	300	307

5.30%, 9/15/43	45	55

Goldman Sachs Group (The), Inc.,

3.75%, 5/22/25	2,410	2,446

(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 9/29/25 (1)	123	123

3.75%, 2/25/26	2,322	2,359

3.50%, 11/16/26	735	738

(Variable, U.S. SOFR + 0.79%), 1.09%, 12/9/26 (1)	55	50

5.95%, 1/15/27	613	673

3.85%, 1/26/27	46	46

(Variable, U.S. SOFR + 0.80%), 1.43%, 3/9/27 (1)	348	321

(Variable, U.S. SOFR + 0.82%), 1.54%, 9/10/27 (1)	108	99

(Variable, U.S. SOFR + 1.11%), 2.64%, 2/24/28 (1)	421	403

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   81   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Institutional Financial Services – 1.0% continued

(Variable, ICE LIBOR USD 3M + 1.51%), 3.69%, 6/5/28 (1)	$579	$580

(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 4/23/29 (1)	70	71

6.75%, 10/1/37	615	775

(Variable, ICE LIBOR USD 3M + 1.43%), 4.41%, 4/23/39 (1)	1,020	1,076

6.25%, 2/1/41	300	387

(Variable, U.S. SOFR + 1.51%), 3.21%, 4/22/42 (1)	1,000	905

4.80%, 7/8/44	350	388

Intercontinental Exchange, Inc.,

2.65%, 9/15/40	1,620	1,388

Morgan Stanley,

4.10%, 5/22/23	580	590

3.88%, 4/29/24	270	275

4.00%, 7/23/25	2,204	2,256

(Variable, U.S. SOFR + 0.56%), 1.16%, 10/21/25 (1)	146	139

6.25%, 8/9/26	100	111

3.63%, 1/20/27	291	294

3.95%, 4/23/27	1,190	1,209

(Variable, U.S. SOFR + 0.88%), 1.59%, 5/4/27 (1)	980	910

(Variable, U.S. SOFR + 0.86%), 1.51%, 7/20/27 (1)	164	151

(Variable, U.S. SOFR + 1.00%), 2.48%, 1/21/28 (1)	39	37

(Variable, ICE LIBOR USD 3M + 1.34%), 3.59%, 7/22/28 (1)	1,000	1,003

(Variable, U.S. SOFR + 1.02%), 1.93%, 4/28/32 (1)	66	57

6.38%, 7/24/42	300	402

4.30%, 1/27/45	1,095	1,152

4.38%, 1/22/47	361	391

(Variable, U.S. SOFR + 4.84%), 5.60%, 3/24/51 (1)	639	819

State Street Corp.,

3.10%, 5/15/23	225	227

3.70%, 11/20/23	340	347

3.30%, 12/16/24	330	333

		25,752

Insurance – 0.9%

Aflac, Inc.,

3.60%, 4/1/30	1,000	1,032

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Insurance – 0.9% continued

Allstate (The) Corp.,

4.50%, 6/15/43	$45	$48

(Variable, ICE LIBOR USD 3M + 2.12%), 6.50%, 5/15/57 (1)	225	271

American International Group, Inc.,

3.75%, 7/10/25	895	909

4.20%, 4/1/28	460	477

3.40%, 6/30/30	485	484

4.50%, 7/16/44	30	32

4.80%, 7/10/45	15	17

4.38%, 6/30/50	1,000	1,096

4.38%, 1/15/55	105	112

Assurant, Inc.,

4.90%, 3/27/28	215	224

Berkshire Hathaway Finance Corp.,

1.45%, 10/15/30	351	307

2.88%, 3/15/32	349	338

5.75%, 1/15/40	255	317

4.40%, 5/15/42	100	108

4.30%, 5/15/43	440	470

Berkshire Hathaway, Inc.,

3.13%, 3/15/26	745	752

Chubb (The) Corp.,

6.00%, 5/11/37	50	62

6.50%, 5/15/38	85	113

Chubb INA Holdings, Inc.,

3.15%, 3/15/25	295	298

3.35%, 5/3/26	1,000	1,014

6.70%, 5/15/36	50	65

4.15%, 3/13/43	100	104

Equitable Holdings, Inc.,

5.00%, 4/20/48	1,000	1,069

Hanover Insurance Group (The), Inc.,

4.50%, 4/15/26	200	208

Hartford Financial Services Group (The), Inc.,

5.95%, 10/15/36	285	336

Lincoln National Corp.,

3.63%, 12/12/26	265	269

6.30%, 10/9/37	100	121

Loews Corp.,

2.63%, 5/15/23	250	250

4.13%, 5/15/43	75	76

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   82   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Insurance – 0.9% continued

Marsh & McLennan Cos., Inc.,

3.50%, 6/3/24	$75	$76

3.50%, 3/10/25	385	388

3.75%, 3/14/26	75	76

2.25%, 11/15/30	255	233

5.88%, 8/1/33	880	1,043

MetLife, Inc.,

3.00%, 3/1/25	830	832

6.38%, 6/15/34	485	605

6.40%, 12/15/36	150	162

4.13%, 8/13/42	460	478

4.72%, 12/15/44	370	406

Principal Financial Group, Inc.,

4.63%, 9/15/42	40	43

Progressive (The) Corp.,

2.45%, 1/15/27	250	244

4.20%, 3/15/48	500	533

Prudential Financial, Inc.,

5.70%, 12/14/36	200	238

3.00%, 3/10/40	1,500	1,351

(Variable, ICE LIBOR USD 3M + 3.04%), 5.20%, 3/15/44 (1)	275	274

3.91%, 12/7/47	344	343

3.94%, 12/7/49	335	340

Transatlantic Holdings, Inc.,

8.00%, 11/30/39	70	101

Travelers (The) Cos., Inc.,

6.25%, 6/15/37	375	477

5.35%, 11/1/40	10	12

4.00%, 5/30/47	1,015	1,045

3.05%, 6/8/51	80	71

Voya Financial, Inc.,

4.80%, 6/15/46	1,000	1,097

Willis North America, Inc.,

2.95%, 9/15/29	2,000	1,878

		23,325

Internet Media & Services – 0.0%

Alphabet, Inc.,

2.05%, 8/15/50	75	59

2.25%, 8/15/60	1,000	777

		836

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Leisure Facilities & Services – 0.1%

Marriott International, Inc.,

3.13%, 6/15/26	$130	$128

McDonald’s Corp.,

3.63%, 5/1/43	209	197

4.88%, 12/9/45	542	603

4.45%, 3/1/47	350	376

4.20%, 4/1/50	400	418

Starbucks Corp.,

3.85%, 10/1/23	200	203

3.50%, 11/15/50	2,000	1,858

		3,783

Leisure Products – 0.0%

Hasbro, Inc.,

3.90%, 11/19/29	110	110

6.35%, 3/15/40	250	303

		413

Machinery – 0.2%

Caterpillar Financial Services Corp.,

3.75%, 11/24/23	1,000	1,025

2.15%, 11/8/24	115	114

0.90%, 3/2/26	95	88

Caterpillar, Inc.,

3.40%, 5/15/24	790	803

3.80%, 8/15/42	185	191

4.30%, 5/15/44	235	256

3.25%, 9/19/49	220	213

Deere & Co.,

5.38%, 10/16/29	250	288

3.75%, 4/15/50	1,500	1,586

Eaton Corp.,

3.10%, 9/15/27	250	250

John Deere Capital Corp.,

3.05%, 1/6/28	250	248

Trane Technologies Global Holding Co. Ltd.,

5.75%, 6/15/43	150	184

		5,246

Medical Equipment & Devices – 0.3%

Abbott Laboratories,

2.95%, 3/15/25	1,000	1,007

1.15%, 1/30/28	565	517

4.75%, 11/30/36	353	410

6.15%, 11/30/37	202	263

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   83   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Medical Equipment & Devices – 0.3% continued

4.75%, 4/15/43	$650	$753

Agilent Technologies, Inc.,

3.88%, 7/15/23	250	254

Baxter International, Inc.,

3.50%, 8/15/46	350	321

Becton Dickinson and Co.,

4.69%, 12/15/44	239	256

Boston Scientific Corp.,

7.38%, 1/15/40	540	776

Medtronic, Inc.,

3.50%, 3/15/25	232	237

4.38%, 3/15/35	913	1,014

4.63%, 3/15/45	406	468

Stryker Corp.,

3.50%, 3/15/26	1,000	1,011

3.65%, 3/7/28	250	254

4.10%, 4/1/43	50	51

4.38%, 5/15/44	200	207

Thermo Fisher Scientific, Inc.,

1.75%, 10/15/28	38	35

		7,834

Metals & Mining – 0.1%

Barrick North America Finance LLC,

5.70%, 5/30/41	500	608

Newmont Corp.,

5.88%, 4/1/35	100	117

4.88%, 3/15/42	150	169

Southern Copper Corp.,

3.88%, 4/23/25	100	102

7.50%, 7/27/35	300	386

6.75%, 4/16/40	90	115

		1,497

Oil & Gas Producers – 1.5%

Boardwalk Pipelines L.P.,

4.45%, 7/15/27	1,650	1,683

BP Capital Markets America, Inc.,

3.80%, 9/21/25	460	474

3.12%, 5/4/26	397	396

3.02%, 1/16/27	712	710

3.54%, 4/6/27	300	304

4.23%, 11/6/28	428	449

3.63%, 4/6/30	142	145

2.72%, 1/12/32	110	104

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Oil & Gas Producers – 1.5% continued

3.38%, 2/8/61	$500	$445

Chevron Corp.,

2.57%, 5/16/23	170	170

2.90%, 3/3/24	29	29

3.33%, 11/17/25	140	142

2.95%, 5/16/26	1,465	1,471

Chevron U.S.A., Inc.,

1.02%, 8/12/27	31	28

ConocoPhillips Co.,

4.95%, 3/15/26	120	129

3.76%, 3/15/42 (2)	905	922

4.03%, 3/15/62 (2)	405	411

Coterra Energy, Inc.,

4.38%, 3/15/29 (2)	200	208

Devon Energy Corp.,

5.85%, 12/15/25	660	714

Enbridge Energy Partners L.P.,

7.50%, 4/15/38	50	67

5.50%, 9/15/40	141	160

Energy Transfer L.P.,

5.95%, 12/1/25	175	187

3.90%, 7/15/26	98	99

4.40%, 3/15/27	90	92

4.20%, 4/15/27	560	570

5.50%, 6/1/27	266	286

4.95%, 6/15/28	27	28

5.25%, 4/15/29	212	226

4.15%, 9/15/29	183	184

6.63%, 10/15/36	900	1,013

7.50%, 7/1/38	310	382

4.95%, 1/15/43	1,000	959

5.30%, 4/1/44	15	15

5.35%, 5/15/45	80	82

Enterprise Products Operating LLC,

3.90%, 2/15/24	820	835

3.95%, 2/15/27	500	512

3.13%, 7/31/29	1,538	1,510

2.80%, 1/31/30	472	454

6.88%, 3/1/33	50	62

7.55%, 4/15/38	515	683

5.95%, 2/1/41	40	47

4.20%, 1/31/50	1,000	992

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   84   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Oil & Gas Producers – 1.5% continued

EOG Resources, Inc.,

3.15%, 4/1/25	$145	$146

Exxon Mobil Corp.,

2.44%, 8/16/29	580	556

3.48%, 3/19/30	125	128

2.61%, 10/15/30	260	251

3.00%, 8/16/39	200	185

3.57%, 3/6/45	590	572

4.33%, 3/19/50	1,500	1,672

Hess Corp.,

7.13%, 3/15/33	690	851

HollyFrontier Corp.,

4.50%, 10/1/30	250	244

Kinder Morgan Energy Partners L.P.,

4.30%, 5/1/24	170	173

7.30%, 8/15/33	175	217

6.55%, 9/15/40	205	245

7.50%, 11/15/40	305	396

6.38%, 3/1/41	35	41

5.63%, 9/1/41	310	337

5.40%, 9/1/44	250	269

Magellan Midstream Partners L.P.,

5.00%, 3/1/26	500	527

5.15%, 10/15/43	20	21

Marathon Oil Corp.,

6.80%, 3/15/32	175	209

5.20%, 6/1/45	500	542

Marathon Petroleum Corp.,

3.63%, 9/15/24	88	89

4.70%, 5/1/25	217	226

5.13%, 12/15/26	210	223

6.50%, 3/1/41	466	574

MPLX L.P.,

4.13%, 3/1/27	416	425

2.65%, 8/15/30	939	860

5.20%, 12/1/47	407	432

4.70%, 4/15/48	593	597

ONEOK Partners L.P.,

4.90%, 3/15/25	40	41

6.65%, 10/1/36	80	92

6.20%, 9/15/43	20	22

ONEOK, Inc.,

4.55%, 7/15/28	23	24

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Oil & Gas Producers – 1.5% continued

4.35%, 3/15/29	$12	$12

7.15%, 1/15/51	1,000	1,270

Phillips 66,

4.65%, 11/15/34	395	422

5.88%, 5/1/42	140	173

4.88%, 11/15/44	165	183

Phillips 66 Partners L.P.,

3.61%, 2/15/25	76	77

3.55%, 10/1/26	470	470

Plains All American Pipeline L.P./PAA Finance Corp.,

4.50%, 12/15/26	524	539

3.55%, 12/15/29	806	779

6.65%, 1/15/37	80	91

5.15%, 6/1/42	130	126

Sabine Pass Liquefaction LLC,

5.63%, 3/1/25	340	359

5.00%, 3/15/27	268	283

4.50%, 5/15/30	787	823

Southern Union Co.,

8.25%, 11/15/29	25	31

Spectra Energy Partners L.P.,

3.38%, 10/15/26	360	360

5.95%, 9/25/43	89	108

4.50%, 3/15/45	110	112

Tennessee Gas Pipeline Co. LLC,

7.00%, 3/15/27	505	582

7.00%, 10/15/28	545	641

7.63%, 4/1/37	5	6

Valero Energy Corp.,

7.50%, 4/15/32	765	966

Williams (The) Cos., Inc.,

4.55%, 6/24/24	1,452	1,492

3.75%, 6/15/27	548	554

5.80%, 11/15/43	200	228

		40,253

Oil & Gas Services & Equipment – 0.1%

Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,

4.08%, 12/15/47	210	212

Halliburton Co.,

3.80%, 11/15/25	49	50

4.85%, 11/15/35	275	295

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   85   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Oil & Gas Services & Equipment – 0.1% continued

6.70%, 9/15/38	$780	$980

7.45%, 9/15/39	160	214

4.75%, 8/1/43	15	16

		1,767

Real Estate – 0.1%

American Campus Communities Operating Partnership L.P.,

4.13%, 7/1/24	100	102

American Tower Corp.,

3.38%, 10/15/26	26	26

3.13%, 1/15/27	241	235

Boston Properties L.P.,

3.13%, 9/1/23	135	136

ERP Operating L.P.,

3.50%, 3/1/28	1,000	1,003

4.50%, 6/1/45	55	60

Essex Portfolio L.P.,

3.25%, 5/1/23	50	50

3.88%, 5/1/24	200	202

Healthpeak Properties, Inc.,

3.40%, 2/1/25	13	13

Host Hotels & Resorts L.P.,

4.00%, 6/15/25	97	98

Kilroy Realty L.P.,

4.38%, 10/1/25	200	205

Mid-America Apartments L.P.,

3.75%, 6/15/24	100	101

Office Properties Income Trust,

4.50%, 2/1/25	150	150

Piedmont Operating Partnership L.P.,

4.45%, 3/15/24	100	102

Simon Property Group L.P.,

3.30%, 1/15/26	106	107

6.75%, 2/1/40	690	901

Ventas Realty L.P.,

3.75%, 5/1/24	60	61

5.70%, 9/30/43	100	118

		3,670

Real Estate Investment Trusts – 0.6%

Alexandria Real Estate Equities, Inc.,

2.75%, 12/15/29	2,000	1,896

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Real Estate Investment Trusts – 0.6% continued

American Campus Communities Operating Partnership L.P.,

3.75%, 4/15/23	$250	$253

American Tower Corp.,

3.60%, 1/15/28	79	78

1.50%, 1/31/28	39	35

3.95%, 3/15/29	40	40

3.80%, 8/15/29	1,500	1,493

AvalonBay Communities, Inc.,

3.90%, 10/15/46	500	510

Boston Properties L.P.,

3.80%, 2/1/24	910	923

2.90%, 3/15/30	90	85

Brandywine Operating Partnership L.P.,

4.55%, 10/1/29	235	244

Crown Castle International Corp.,

3.15%, 7/15/23	200	201

3.30%, 7/1/30	1,000	956

5.20%, 2/15/49	500	557

CubeSmart L.P.,

3.13%, 9/1/26	250	248

Digital Realty Trust L.P.,

3.60%, 7/1/29	500	498

Duke Realty L.P.,

1.75%, 7/1/30	500	437

Equinix, Inc.,

2.15%, 7/15/30	2,000	1,750

Essex Portfolio L.P.,

4.00%, 3/1/29	300	309

Healthcare Realty Trust, Inc.,

2.40%, 3/15/30	149	135

2.05%, 3/15/31	106	92

Healthpeak Properties, Inc.,

3.25%, 7/15/26	630	629

Host Hotels & Resorts L.P.,

3.50%, 9/15/30	118	113

Kimco Realty Corp.,

4.25%, 4/1/45	759	757

National Retail Properties, Inc.,

3.00%, 4/15/52	500	401

Realty Income Corp.,

3.00%, 1/15/27	56	55

3.40%, 1/15/28	61	61

3.10%, 12/15/29	123	120

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   86   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Real Estate Investment Trusts – 0.6% continued

Simon Property Group L.P.,

1.75%, 2/1/28	$30	$27

2.45%, 9/13/29	1,001	933

2.65%, 7/15/30	585	552

2.20%, 2/1/31	153	138

2.25%, 1/15/32	735	655

Ventas Realty L.P.,

3.50%, 2/1/25	150	150

Welltower, Inc.,

2.05%, 1/15/29	442	402

4.13%, 3/15/29	260	269

3.10%, 1/15/30	218	210

		16,212

Retail - Consumer Staples – 0.3%

Costco Wholesale Corp.,

2.75%, 5/18/24	750	755

Dollar General Corp.,

3.25%, 4/15/23	900	906

Kroger (The) Co.,

2.65%, 10/15/26	1,135	1,106

7.50%, 4/1/31	200	257

6.90%, 4/15/38	100	132

5.40%, 7/15/40	400	463

Target Corp.,

2.25%, 4/15/25	1,000	986

Walgreens Boots Alliance, Inc.,

3.45%, 6/1/26	132	133

Walmart, Inc.,

3.30%, 4/22/24	625	636

2.38%, 9/24/29	147	142

1.80%, 9/22/31	2,000	1,819

		7,335

Retail - Discretionary – 0.3%

Advance Auto Parts, Inc.,

1.75%, 10/1/27	175	158

AutoZone, Inc.,

3.13%, 7/15/23	135	136

3.75%, 6/1/27	129	132

3.75%, 4/18/29	121	121

Home Depot (The), Inc.,

2.50%, 4/15/27	210	206

3.90%, 12/6/28	137	143

2.95%, 6/15/29	423	419

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Retail - Discretionary – 0.3% continued

5.40%, 9/15/40	$680	$822

5.95%, 4/1/41	405	523

4.88%, 2/15/44	405	471

3.13%, 12/15/49	155	142

Lowe’s Cos., Inc.,

3.13%, 9/15/24	550	552

4.50%, 4/15/30	1,000	1,070

3.00%, 10/15/50	1,000	851

O’Reilly Automotive, Inc.,

4.35%, 6/1/28	1,000	1,031

TJX (The) Cos., Inc.,

2.50%, 5/15/23	205	205

2.25%, 9/15/26	105	102

		7,084

Semiconductors – 0.5%

Altera Corp.,

4.10%, 11/15/23	1,340	1,373

Applied Materials, Inc.,

3.90%, 10/1/25	500	514

1.75%, 6/1/30	500	453

5.85%, 6/15/41	100	129

Broadcom, Inc.,

1.95%, 2/15/28 (2)	123	111

4.11%, 9/15/28	246	249

4.75%, 4/15/29	246	258

4.15%, 11/15/30	1,975	2,002

2.45%, 2/15/31 (2)	1,024	913

3.42%, 4/15/33 (2)	556	519

Intel Corp.,

3.70%, 7/29/25	663	679

1.60%, 8/12/28	152	139

2.00%, 8/12/31	50	45

4.80%, 10/1/41	80	92

3.73%, 12/8/47	741	740

3.25%, 11/15/49	307	283

4.75%, 3/25/50	399	465

3.05%, 8/12/51	131	116

3.10%, 2/15/60	356	306

3.20%, 8/12/61	119	105

KLA Corp.,

4.65%, 11/1/24	300	311

Lam Research Corp.,

1.90%, 6/15/30	1,000	906

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   87   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Semiconductors – 0.5% continued

NVIDIA Corp.,

3.50%, 4/1/50	$1,000	$1,011

QUALCOMM, Inc.,

3.25%, 5/20/27	601	609

2.15%, 5/20/30	119	111

4.80%, 5/20/45	795	922

Texas Instruments, Inc.,

2.90%, 11/3/27	1,000	1,003

		14,364

Software – 0.8%

Adobe, Inc.,

1.90%, 2/1/25	96	94

2.15%, 2/1/27	419	407

Autodesk, Inc.,

3.50%, 6/15/27	135	136

Citrix Systems, Inc.,

3.30%, 3/1/30	200	198

Microsoft Corp.,

3.63%, 12/15/23	208	214

2.88%, 2/6/24	645	653

2.70%, 2/12/25	42	42

2.40%, 8/8/26	2,670	2,648

3.30%, 2/6/27	1,505	1,544

2.53%, 6/1/50	942	813

2.92%, 3/17/52	748	702

2.68%, 6/1/60	723	623

3.04%, 3/17/62	1,178	1,100

Oracle Corp.,

2.50%, 4/1/25	231	226

2.95%, 5/15/25	363	359

1.65%, 3/25/26	30	28

2.65%, 7/15/26	2,771	2,657

3.25%, 11/15/27	313	304

2.30%, 3/25/28	795	726

2.95%, 4/1/30	767	708

2.88%, 3/25/31	1,090	994

3.80%, 11/15/37	5	4

5.38%, 7/15/40	590	622

4.13%, 5/15/45	365	328

4.00%, 7/15/46	330	293

3.60%, 4/1/50	1,000	829

4.38%, 5/15/55	25	22

3.85%, 4/1/60	1,000	821

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Software – 0.8% continued

Roper Technologies, Inc.,

1.00%, 9/15/25	$2,000	$1,855

3.85%, 12/15/25	220	225

3.80%, 12/15/26	235	240

		20,415

Specialty Finance – 0.3%

Air Lease Corp.,

3.00%, 9/15/23	113	112

4.25%, 9/15/24	131	133

3.25%, 3/1/25	163	161

2.88%, 1/15/26	257	248

1.88%, 8/15/26	78	72

2.10%, 9/1/28	131	115

4.63%, 10/1/28	382	389

3.25%, 10/1/29	500	472

American Express Co.,

3.70%, 8/3/23	344	350

3.00%, 10/30/24	220	221

3.63%, 12/5/24	1,125	1,147

3.13%, 5/20/26	500	502

1.65%, 11/4/26	156	147

Capital One Financial Corp.,

3.90%, 1/29/24	273	277

3.75%, 4/24/24	1,000	1,015

3.30%, 10/30/24	777	781

3.75%, 7/28/26	505	507

3.75%, 3/9/27	250	252

Discover Financial Services,

4.50%, 1/30/26	500	515

GATX Corp.,

3.50%, 3/15/28	500	497

5.20%, 3/15/44	35	38

Synchrony Financial,

4.25%, 8/15/24	570	578

3.95%, 12/1/27	635	629

		9,158

Steel – 0.1%

Nucor Corp.,

2.98%, 12/15/55	1,275	1,053

Steel Dynamics, Inc.,

3.45%, 4/15/30	500	493

		1,546

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   88   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Technology Hardware – 0.7%

Apple, Inc.,

2.40%, 5/3/23	$5	$5

3.00%, 2/9/24	1,320	1,336

2.85%, 5/11/24	1,570	1,583

2.75%, 1/13/25	1,158	1,160

2.50%, 2/9/25	55	55

1.13%, 5/11/25	107	102

2.45%, 8/4/26	225	222

3.35%, 2/9/27	370	378

3.20%, 5/11/27	540	549

2.90%, 9/12/27	993	995

1.65%, 5/11/30	1,000	906

1.25%, 8/20/30	632	552

3.85%, 5/4/43	230	242

4.45%, 5/6/44	75	85

3.45%, 2/9/45	25	25

4.38%, 5/13/45	195	220

4.65%, 2/23/46	206	244

4.25%, 2/9/47	19	21

3.75%, 11/13/47	25	26

2.95%, 9/11/49	700	642

2.65%, 5/11/50	2,000	1,742

Arrow Electronics, Inc.,

3.88%, 1/12/28	250	251

Cisco Systems, Inc.,

2.20%, 9/20/23	235	236

2.95%, 2/28/26	375	378

5.90%, 2/15/39	600	783

5.50%, 1/15/40	90	114

Corning, Inc.,

5.75%, 8/15/40	170	208

5.35%, 11/15/48	500	591

Dell International LLC/EMC Corp.,

5.45%, 6/15/23	73	75

5.85%, 7/15/25	1,000	1,067

6.02%, 6/15/26	1,000	1,083

4.90%, 10/1/26	44	46

5.30%, 10/1/29	258	281

8.35%, 7/15/46	223	326

Hewlett Packard Enterprise Co.,

1.75%, 4/1/26	160	150

6.35%, 10/15/45	200	236

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Technology Hardware – 0.7% continued

HP, Inc.,

6.00%, 9/15/41	$275	$321

Juniper Networks, Inc.,

5.95%, 3/15/41	100	113

NetApp, Inc.,

3.30%, 9/29/24	160	161

		17,510

Technology Services – 0.6%

Equifax, Inc.,

2.35%, 9/15/31	980	877

Fiserv, Inc.,

3.85%, 6/1/25	45	45

3.50%, 7/1/29	1,865	1,836

International Business Machines Corp.,

3.63%, 2/12/24	85	86

3.00%, 5/15/24	1,581	1,591

7.00%, 10/30/25	323	365

3.45%, 2/19/26	644	655

3.30%, 5/15/26	85	86

1.70%, 5/15/27	162	152

6.50%, 1/15/28	100	117

3.50%, 5/15/29	37	38

1.95%, 5/15/30	488	444

4.00%, 6/20/42	320	328

4.25%, 5/15/49	500	533

Mastercard, Inc.,

3.35%, 3/26/30	3,000	3,057

3.80%, 11/21/46	500	523

Moody’s Corp.,

4.88%, 2/15/24	250	258

PayPal Holdings, Inc.,

2.85%, 10/1/29	1,500	1,468

Visa, Inc.,

3.15%, 12/14/25	1,250	1,264

4.15%, 12/14/35	1,000	1,087

3.65%, 9/15/47	125	129

		14,939

Telecommunications – 0.9%

AT&T, Inc.,

3.60%, 7/15/25	109	110

1.65%, 2/1/28	331	302

4.30%, 2/15/30	1,090	1,152

2.75%, 6/1/31	659	618

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   89   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Telecommunications – 0.9% continued

2.25%, 2/1/32	$587	$520

2.55%, 12/1/33	4,097	3,640

6.25%, 3/29/41	175	219

5.55%, 8/15/41	168	195

5.15%, 3/15/42	55	62

4.80%, 6/15/44	32	34

4.35%, 6/15/45	52	52

4.85%, 7/15/45	45	48

4.75%, 5/15/46	68	74

4.50%, 3/9/48	574	603

5.15%, 2/15/50	170	194

3.65%, 6/1/51	691	629

3.30%, 2/1/52	309	265

3.80%, 12/1/57	2,618	2,388

3.85%, 6/1/60	148	132

T-Mobile U.S.A., Inc.,

3.75%, 4/15/27	3,000	3,017

3.88%, 4/15/30	1,000	1,004

4.50%, 4/15/50	2,000	2,023

Verizon Communications, Inc.,

4.13%, 3/16/27	244	254

3.00%, 3/22/27	210	208

4.33%, 9/21/28	1,573	1,659

4.02%, 12/3/29	1,148	1,191

3.15%, 3/22/30	1,285	1,264

1.68%, 10/30/30	432	377

1.75%, 1/20/31	182	159

2.36%, 3/15/32 (2)	90	81

3.55%, 3/22/51	1,000	940

3.70%, 3/22/61	1,000	926

		24,340

Tobacco & Cannabis – 0.3%

Altria Group, Inc.,

2.63%, 9/16/26	50	48

4.80%, 2/14/29	129	135

3.40%, 5/6/30	125	120

2.45%, 2/4/32	441	383

4.25%, 8/9/42	295	263

4.50%, 5/2/43	410	373

5.38%, 1/31/44	370	382

5.95%, 2/14/49	135	146

3.70%, 2/4/51	85	69

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Tobacco & Cannabis – 0.3% continued

BAT Capital Corp.,

3.22%, 9/6/26	$866	$838

4.70%, 4/2/27	634	650

3.56%, 8/15/27	999	972

4.91%, 4/2/30	958	987

2.73%, 3/25/31	124	109

Philip Morris International, Inc.,

3.38%, 8/11/25	250	252

3.88%, 8/21/42	314	292

4.13%, 3/4/43	591	562

4.88%, 11/15/43	100	105

Reynolds American, Inc.,

4.45%, 6/12/25	320	327

7.25%, 6/15/37	250	293

6.15%, 9/15/43	65	69

5.85%, 8/15/45	795	818

		8,193

Transportation & Logistics – 0.6%

Burlington Northern Santa Fe LLC,

3.75%, 4/1/24	355	361

3.40%, 9/1/24	80	81

3.00%, 4/1/25	325	328

3.65%, 9/1/25	200	205

6.20%, 8/15/36	455	582

5.75%, 5/1/40	1,145	1,427

5.15%, 9/1/43	280	333

CSX Corp.,

3.35%, 11/1/25	25	25

2.60%, 11/1/26	25	25

3.80%, 3/1/28	770	796

6.00%, 10/1/36	100	122

6.15%, 5/1/37	190	237

6.22%, 4/30/40	365	467

5.50%, 4/15/41	50	60

3.35%, 9/15/49	1,000	931

FedEx Corp.,

3.40%, 2/15/28	589	590

4.25%, 5/15/30	95	100

2.40%, 5/15/31	96	88

3.90%, 2/1/35	100	99

4.10%, 4/15/43	50	50

4.10%, 2/1/45	1,050	1,023

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   90   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Transportation & Logistics – 0.6% continued

Norfolk Southern Corp.,

3.80%, 8/1/28	$100	$102

3.95%, 10/1/42	20	20

4.45%, 6/15/45	275	294

3.94%, 11/1/47	524	535

3.16%, 5/15/55	137	122

Ryder System, Inc.,

3.35%, 9/1/25	500	500

Southwest Airlines Co. Pass Through Trust, Series 2007-1,

6.15%, 8/1/22	37	37

Union Pacific Corp.,

3.50%, 6/8/23	80	81

3.65%, 2/15/24	524	533

3.25%, 8/15/25	30	30

2.80%, 2/14/32	300	288

3.80%, 10/1/51	1,500	1,531

United Airlines Pass Through Trust, Series 2019-1, Class AA,

4.15%, 8/25/31	1,593	1,607

United Parcel Service, Inc.,

2.50%, 4/1/23	2,000	2,010

5.20%, 4/1/40	30	36

3.63%, 10/1/42	105	107

3.75%, 11/15/47	180	189

4.25%, 3/15/49	73	82

3.40%, 9/1/49	290	290

5.30%, 4/1/50	377	493

		16,817

Transportation Equipment – 0.0%

Cummins, Inc.,

1.50%, 9/1/30	500	434

4.88%, 10/1/43	90	100

		534

Wholesale - Consumer Staples – 0.1%

Archer-Daniels-Midland Co.,

2.50%, 8/11/26	305	299

3.75%, 9/15/47	295	314

Bunge Ltd. Finance Corp.,

3.25%, 8/15/26	615	612

Sysco Corp.,

3.75%, 10/1/25	1,000	1,015

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Wholesale - Consumer Staples – 0.1% continued

3.30%, 7/15/26	$120	$121

5.38%, 9/21/35	250	283

		2,644
Total Corporate Bonds

(Cost $583,301)		564,572

FOREIGN ISSUER BONDS – 6.8%

Advertising & Marketing – 0.0%

WPP Finance 2010,

3.75%, 9/19/24	150	152

Banking – 1.5%

Banco Santander S.A.,

3.31%, 6/27/29	1,600	1,549

Bank of Montreal,

3.30%, 2/5/24	140	142

Bank of Nova Scotia (The),

2.70%, 8/3/26	1,000	982

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.80%), 1.01%, 12/10/24 (1)	466	447

(Variable, ICE LIBOR USD 3M + 1.61%), 3.93%, 5/7/25 (1)	705	711

4.38%, 1/12/26	155	158

5.20%, 5/12/26	345	359

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.05%), 2.28%, 11/24/27 (1)	373	346

4.34%, 1/10/28	161	164

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.30%), 3.33%, 11/24/42 (1)	333	290

5.25%, 8/17/45	397	441

Cooperatieve Rabobank U.A.,

3.38%, 5/21/25	500	503

5.75%, 12/1/43	250	303

Credit Suisse A.G.,

3.63%, 9/9/24	384	388

1.25%, 8/7/26	366	334

Deutsche Bank A.G.,

(Variable, U.S. SOFR + 2.58%), 3.96%, 11/26/25 (1)	2,000	1,998

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   91   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 6.8% continued

Banking – 1.5% continued

HSBC Holdings PLC,

(Variable, ICE LIBOR USD 3M + 1.21%), 3.80%, 3/11/25 (1)	$2,000	$2,009

(Variable, U.S. SOFR + 1.40%), 2.63%, 11/7/25 (1)	637	621

4.30%, 3/8/26	1,572	1,613

(Variable, U.S. SOFR + 1.43%), 3.00%, 3/10/26 (1)	454	446

(Variable, ICE LIBOR USD 3M + 1.35%), 4.29%, 9/12/26 (1)	909	921

(Variable, U.S. SOFR + 1.10%), 2.25%, 11/22/27 (1)	428	399

6.50%, 9/15/37	300	365

6.80%, 6/1/38	1,150	1,436

Lloyds Banking Group PLC,

4.58%, 12/10/25	2,095	2,138

4.34%, 1/9/48	500	486

Mitsubishi UFJ Financial Group, Inc.,

2.19%, 2/25/25	1,883	1,820

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.75%), 1.54%, 7/20/27 (1)	617	567

3.29%, 7/25/27	750	743

3.74%, 3/7/29	1,500	1,514

Mizuho Financial Group, Inc.,

(Variable, ICE LIBOR USD 3M + 1.00%), 3.92%, 9/11/24 (1)	3,000	3,034

(Variable, ICE LIBOR USD 3M + 1.07%), 2.59%, 5/25/31 (1)	1,000	915

National Australia Bank Ltd.,

3.38%, 1/14/26	1,000	1,014

NatWest Group PLC,

(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 6/25/24 (1)	500	508

(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 3/22/25 (1)	250	253

(Variable, ICE LIBOR USD 3M + 1.75%), 4.89%, 5/18/29 (1)	2,000	2,079

Royal Bank of Canada,

3.70%, 10/5/23	500	509

4.65%, 1/27/26	600	625

Santander UK PLC,

4.00%, 3/13/24	250	255

Sumitomo Mitsui Banking Corp.,

3.65%, 7/23/25	500	505

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 6.8% continued

Banking – 1.5% continued

Sumitomo Mitsui Financial Group, Inc.,

2.70%, 7/16/24	$2,000	$1,981

3.54%, 1/17/28	1,250	1,240

2.13%, 7/8/30	1,000	894

Svenska Handelsbanken AB,

3.90%, 11/20/23	250	255

Toronto-Dominion Bank (The),

3.25%, 3/11/24	500	506

Westpac Banking Corp.,

2.85%, 5/13/26	692	687

2.70%, 8/19/26	1,000	982

3.35%, 3/8/27	500	504

1.95%, 11/20/28	308	284

		41,223

Beverages – 0.0%

Coca-Cola Femsa S.A.B. de C.V.,

5.25%, 11/26/43	150	169

Diageo Capital PLC,

3.88%, 4/29/43	175	180

		349

Biotechnology & Pharmaceuticals – 0.1%

AstraZeneca PLC,

3.13%, 6/12/27	100	101

1.38%, 8/6/30	1,000	871

6.45%, 9/15/37	450	598

4.00%, 9/18/42	250	263

Sanofi,

3.63%, 6/19/28	250	257

Shire Acquisitions Investments Ireland DAC,

3.20%, 9/23/26	225	225

Takeda Pharmaceutical Co. Ltd.,

4.40%, 11/26/23	300	307

3.18%, 7/9/50	204	179

		2,801

Cable & Satellite – 0.0%

Grupo Televisa S.A.B.,

6.63%, 1/15/40	570	682

Chemicals – 0.1%

LYB International Finance B.V.,

4.00%, 7/15/23	105	107

5.25%, 7/15/43	565	625

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   92   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 6.8% continued

Chemicals – 0.1% continued

LyondellBasell Industries N.V.,

4.63%, 2/26/55	$35	$36

Nutrien Ltd.,

3.00%, 4/1/25	180	179

5.88%, 12/1/36	50	59

5.63%, 12/1/40	250	297

		1,303

Diversified Industrials – 0.0%

GE Capital International Funding Co. Unlimited Co.,

4.42%, 11/15/35	578	621

E-Commerce Discretionary – 0.1%

Alibaba Group Holding Ltd.,

3.40%, 12/6/27	248	243

2.13%, 2/9/31	87	75

4.40%, 12/6/57	1,000	941

		1,259

Electrical Equipment – 0.0%

Johnson Controls International PLC,

5.13%, 9/14/45	35	40

4.95%, 7/2/64	110	116

Tyco Electronics Group S.A.,

7.13%, 10/1/37	50	67

		223

Governmental Banks – 0.6%

Export-Import Bank of Korea,

2.63%, 5/26/26	1,000	989

Japan Bank for International Cooperation,

2.50%, 5/23/24	2,000	1,999

2.75%, 11/16/27	1,699	1,690

3.50%, 10/31/28	301	315

1.88%, 4/15/31	750	704

Kreditanstalt fuer Wiederaufbau,

2.63%, 2/28/24	1,000	1,005

1.38%, 8/5/24	3,000	2,925

0.38%, 7/18/25	1,500	1,395

2.88%, 4/3/28	1,215	1,234

0.00%, 4/18/36 (7)	500	352

Landwirtschaftliche Rentenbank,

2.00%, 1/13/25	1,000	985

2.38%, 6/10/25	1,000	993

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 6.8% continued

Governmental Banks – 0.6% continued

Svensk Exportkredit AB,

0.75%, 4/6/23	$2,000	$1,976

		16,562

Institutional Financial Services – 0.2%

Brookfield Finance, Inc.,

4.35%, 4/15/30	2,000	2,080

Credit Suisse Group A.G.,

4.55%, 4/17/26	1,413	1,437

4.88%, 5/15/45	500	518

Invesco Finance PLC,

4.00%, 1/30/24	100	102

3.75%, 1/15/26	1,000	1,020

		5,157

Insurance – 0.1%

Aon Global Ltd.,

3.50%, 6/14/24	500	504

Arch Capital Group Ltd.,

3.64%, 6/30/50	500	458

Aspen Insurance Holdings Ltd.,

4.65%, 11/15/23	270	277

AXA S.A.,

8.60%, 12/15/30	75	99

Fairfax Financial Holdings Ltd.,

4.85%, 4/17/28	250	259

XLIT Ltd.,

4.45%, 3/31/25	210	216

5.25%, 12/15/43	250	300

		2,113

Leisure Facilities & Services – 0.0%

Sands China Ltd.,

5.40%, 8/8/28	1,000	980

Machinery – 0.0%

Trane Technologies Luxembourg

Finance S.A.,

3.50%, 3/21/26	250	251

4.65%, 11/1/44	35	38

		289

Medical Equipment & Devices – 0.1%

DH Europe Finance II S.a.r.l.,

2.60%, 11/15/29	2,000	1,906

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   93   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 6.8% continued

Medical Equipment & Devices – 0.1% continued

Koninklijke Philips N.V.,

6.88%, 3/11/38	$225	$293

5.00%, 3/15/42	100	110

		2,309

Metals & Mining – 0.1%

BHP Billiton Finance U.S.A. Ltd.,

4.13%, 2/24/42	600	634

Rio Tinto Alcan, Inc.,

6.13%, 12/15/33	100	126

5.75%, 6/1/35	100	121

Rio Tinto Finance U.S.A. PLC,

4.75%, 3/22/42	150	172

4.13%, 8/21/42	300	322

		1,375

Oil & Gas Producers – 0.6%

BP Capital Markets PLC,

3.99%, 9/26/23	30	30

3.51%, 3/17/25	138	141

3.28%, 9/19/27	138	139

Canadian Natural Resources Ltd.,

3.85%, 6/1/27	1,695	1,714

7.20%, 1/15/32	15	19

6.45%, 6/30/33	135	160

6.75%, 2/1/39	200	246

Cenovus Energy, Inc.,

4.40%, 4/15/29	85	88

Equinor ASA,

7.75%, 6/15/23	350	371

3.25%, 11/10/24	77	78

1.75%, 1/22/26	48	46

3.13%, 4/6/30	1,429	1,423

2.38%, 5/22/30	941	888

4.25%, 11/23/41	350	377

Shell International Finance B.V.,

2.88%, 5/10/26	42	42

2.50%, 9/12/26	1,335	1,316

2.38%, 11/7/29	83	79

4.13%, 5/11/35	1,010	1,067

3.63%, 8/21/42	430	422

4.55%, 8/12/43	60	67

4.38%, 5/11/45	390	421

3.75%, 9/12/46	230	232

3.13%, 11/7/49	290	264

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 6.8% continued

Oil & Gas Producers – 0.6% continued

Suncor Energy, Inc.,

7.15%, 2/1/32	$200	$248

5.95%, 12/1/34	50	58

5.95%, 5/15/35	430	502

6.80%, 5/15/38	130	167

TotalEnergies Capital International S.A.,

3.70%, 1/15/24	415	422

3.75%, 4/10/24	330	336

2.83%, 1/10/30	2,000	1,954

TransCanada PipeLines Ltd.,

5.85%, 3/15/36	200	233

6.20%, 10/15/37	445	544

4.75%, 5/15/38	1,003	1,082

6.10%, 6/1/40	375	460

		15,636

Regional – 0.4%

Province of Alberta Canada,

3.35%, 11/1/23	2,000	2,030

Province of British Columbia Canada,

7.25%, 9/1/36	175	257

Province of Ontario Canada,

3.40%, 10/17/23	2,000	2,033

3.20%, 5/16/24	3,374	3,424

2.50%, 4/27/26	260	258

1.05%, 5/21/27	626	576

2.00%, 10/2/29	240	228

Province of Quebec Canada,

7.50%, 7/15/23	300	320

7.13%, 2/9/24	100	108

2.50%, 4/9/24	91	91

2.88%, 10/16/24	250	252

7.50%, 9/15/29	375	490

		10,067

Retail - Consumer Staples – 0.0%

Koninklijke Ahold Delhaize N.V.,

5.70%, 10/1/40	116	139

Semiconductors – 0.1%

Broadcom Corp./Broadcom Cayman Finance Ltd.,

3.88%, 1/15/27	1,393	1,402

3.50%, 1/15/28	82	80

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   94   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 6.8% continued

Semiconductors – 0.1% continued

NXP B.V./NXP Funding LLC/NXP U.S.A., Inc.,

3.40%, 5/1/30 (2)	$2,000	$1,939

		3,421

Sovereign Government – 1.1%

Chile Government International Bond,

3.13%, 1/21/26	500	503

3.50%, 1/25/50	210	192

3.10%, 1/22/61	500	412

Hungary Government International Bond,

5.75%, 11/22/23	2,000	2,091

5.38%, 3/25/24	390	409

Indonesia Government International Bond,

3.50%, 1/11/28	500	512

5.35%, 2/11/49	1,000	1,146

Israel Government International Bond,

4.50%, 1/30/43	200	225

3.88%, 7/3/50	1,500	1,545

Korea International Bond,

3.88%, 9/11/23	200	204

2.75%, 1/19/27	200	199

3.50%, 9/20/28	500	517

Mexico Government International Bond,

3.25%, 4/16/30	1,614	1,553

2.66%, 5/24/31	987	899

7.50%, 4/8/33	100	130

3.50%, 2/12/34	2,116	1,967

6.75%, 9/27/34	533	651

4.75%, 3/8/44	1,000	983

5.55%, 1/21/45	500	544

4.60%, 1/23/46	500	479

4.35%, 1/15/47	500	462

Panama Government International Bond,

4.00%, 9/22/24	575	587

3.75%, 3/16/25	500	509

3.88%, 3/17/28	365	373

3.16%, 1/23/30	135	132

6.70%, 1/26/36	550	677

4.50%, 5/15/47	250	249

4.50%, 4/1/56	1,000	977

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 6.8% continued

Sovereign Government – 1.1% continued

Peruvian Government International Bond,

7.35%, 7/21/25	$500	$566

6.55%, 3/14/37	500	632

5.63%, 11/18/50	600	761

Philippine Government International Bond,

4.20%, 1/21/24	1,000	1,028

10.63%, 3/16/25	500	611

5.50%, 3/30/26	200	219

7.75%, 1/14/31	500	656

6.38%, 10/23/34	500	631

5.00%, 1/13/37	500	559

3.70%, 2/2/42	500	483

Republic of Italy Government International Bond,

2.88%, 10/17/29	2,000	1,888

5.38%, 6/15/33	175	198

Republic of Poland Government International Bond,

4.00%, 1/22/24	150	154

Uruguay Government International Bond,

7.63%, 3/21/36	250	354

4.13%, 11/20/45	400	433

5.10%, 6/18/50	750	883

		29,183

Specialty Finance – 0.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

3.50%, 1/15/25	299	293

6.50%, 7/15/25	90	96

3.30%, 1/30/32	1,000	902

		1,291

Supranationals – 1.3%

African Development Bank,

3.00%, 9/20/23	750	758

Asian Development Bank,

2.50%, 11/2/27	500	498

1.88%, 1/24/30	5,000	4,773

Asian Infrastructure Investment Bank (The),

0.50%, 5/28/25	2,000	1,860

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   95   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 6.8% continued

Supranationals – 1.3% continued

European Investment Bank,

0.25%, 9/15/23	$2,000	$1,945

3.25%, 1/29/24	250	254

2.63%, 3/15/24	2,000	2,010

2.25%, 6/24/24	2,000	1,993

2.50%, 10/15/24	1,000	1,001

2.13%, 4/13/26	1,500	1,475

4.88%, 2/15/36	200	251

Inter-American Development Bank,

3.00%, 2/21/24	150	152

2.13%, 1/15/25	500	494

2.00%, 6/2/26	803	783

1.13%, 7/20/28	197	181

3.13%, 9/18/28	1,000	1,034

3.88%, 10/28/41	200	230

International Bank for Reconstruction & Development,

2.50%, 11/25/24	600	600

2.13%, 3/3/25	700	692

0.63%, 4/22/25	3,000	2,830

0.38%, 7/28/25	5,000	4,648

2.50%, 7/29/25	500	498

0.50%, 10/28/25	3,000	2,783

4.75%, 2/15/35	25	31

International Finance Corp.,

2.88%, 7/31/23	2,000	2,018

Nordic Investment Bank,

2.25%, 5/21/24	1,000	998

		34,790

Technology Services – 0.0%

Thomson Reuters Corp.,

5.50%, 8/15/35	150	172
5.65%, 11/23/43	285	343

		515

Telecommunications – 0.3%

America Movil S.A.B. de C.V.,

6.13%, 11/15/37	505	616

Bell Telephone Co. of Canada or Bell Canada (The),

4.46%, 4/1/48	500	543

British Telecommunications PLC,

9.63%, 12/15/30	100	136

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 6.8% continued

Telecommunications – 0.3% continued

Deutsche Telekom International Finance B.V.,

8.75%, 6/15/30	$400	$536

Orange S.A.,

9.00%, 3/1/31	610	847

Rogers Communications, Inc.,

3.63%, 12/15/25	1,000	1,010

4.50%, 3/15/43	45	45

5.45%, 10/1/43	49	55

5.00%, 3/15/44	81	86

Telefonica Emisiones S.A.,

4.10%, 3/8/27	1,010	1,033

5.21%, 3/8/47	570	611

5.52%, 3/1/49	250	281

Vodafone Group PLC,

4.13%, 5/30/25	895	922

7.88%, 2/15/30	15	19

6.15%, 2/27/37	1,065	1,276

4.38%, 2/19/43	95	95

5.25%, 5/30/48	135	151

		8,262

Tobacco & Cannabis – 0.0%

BAT International Finance PLC,

4.45%, 3/16/28	64	64

Transportation & Logistics – 0.0%

Canadian National Railway Co.,

2.75%, 3/1/26	250	247

6.90%, 7/15/28	25	30

6.25%, 8/1/34	15	19

6.20%, 6/1/36	40	50

6.38%, 11/15/37	20	26

Canadian Pacific Railway Co.,

5.95%, 5/15/37	710	869

		1,241

Total Foreign Issuer Bonds

(Cost $186,460)		182,007

U.S. GOVERNMENT AGENCIES – 29.9% (8)

Fannie Mae – 13.6%

0.25%, 7/10/23	1,000	977

2.88%, 9/12/23	1,500	1,515

0.25%, 11/27/23	2,000	1,937

1.75%, 7/2/24	2,000	1,972

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   96   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

2.63%, 9/6/24	$1,000	$1,006

0.50%, 6/17/25	4,000	3,749

2.13%, 4/24/26	1,000	985

1.88%, 9/24/26	1,000	973

7.13%, 1/15/30	1,500	1,981

0.88%, 8/5/30	1,000	873

6.63%, 11/15/30	200	262

5.63%, 7/15/37	500	671

Fannie Mae-Aces, Series 2012-M17, Class A2,

2.18%, 11/25/22	65	65

Fannie Mae-Aces, Series 2012-M9, Class A2,

2.48%, 4/25/22	4	4

Fannie Mae-Aces, Series 2013-M6, Class 2A,

2.60%, 3/25/23(9) (10)	43	43

Fannie Mae-Aces, Series 2013-M9, Class A2,

2.39%, 1/25/23	44	44

Fannie Mae-Aces, Series 2014-M13, Class A2,

3.02%, 8/25/24	65	65

Fannie Mae-Aces, Series 2014-M3, Class A2,

3.50%, 1/25/24	98	99

Fannie Mae-Aces, Series 2015-M1, Class A2,

2.53%, 9/25/24	119	118

Fannie Mae-Aces, Series 2015-M11, Class A2,

2.82%, 4/25/25(9) (10)	500	498

Fannie Mae-Aces, Series 2016-M3, Class A2,

2.70%, 2/25/26	95	94

Fannie Mae-Aces, Series 2016-M4, Class A2,

2.58%, 3/25/26	100	99

Fannie Mae-Aces, Series 2016-M5, Class A2,

2.47%, 4/25/26	250	245

Fannie Mae-Aces, Series 2016-M7, Class AV2,

2.16%, 10/25/23	99	99

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Fannie Mae-Aces, Series 2016-M9, Class A2,

2.29%, 6/25/26	$100	$98

Fannie Mae-Aces, Series 2017-M1, Class A2,

2.42%, 10/25/26(9) (10)	84	82

Fannie Mae-Aces, Series 2017-M11, Class A2,

2.98%, 8/25/29	125	126

Fannie Mae-Aces, Series 2017-M14, Class A2,

2.87%, 11/25/27(9) (10)	248	249

Fannie Mae-Aces, Series 2017-M2, Class A2,

2.80%, 2/25/27(9) (10)	90	91

Fannie Mae-Aces, Series 2017-M4, Class A2,

2.57%, 12/25/26(9) (10)	122	121

Fannie Mae-Aces, Series 2017-M5, Class A2,

3.12%, 4/25/29(9) (10)	117	119

Fannie Mae-Aces, Series 2017-M8, Class A2,

3.06%, 5/25/27	290	294

Fannie Mae-Aces, Series 2018-M1, Class A2,

2.99%, 12/25/27(9) (10)	223	224

Fannie Mae-Aces, Series 2018-M10, Class A2,

3.36%, 7/25/28(9) (10)	200	207

Fannie Mae-Aces, Series 2018-M12, Class A2,

3.64%, 8/25/30(9) (10)	110	116

Fannie Mae-Aces, Series 2018-M13, Class A2,

3.71%, 9/25/30(9) (10)	180	193

Fannie Mae-Aces, Series 2018-M14, Class A2,

3.58%, 8/25/28(9) (10)	694	724

Fannie Mae-Aces, Series 2018-M2, Class A2,

2.91%, 1/25/28(9) (10)	125	125

Fannie Mae-Aces, Series 2018-M3, Class A2,

3.08%, 2/25/30(9) (10)	100	102

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   97   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Fannie Mae-Aces, Series 2018-M4, Class A2,

3.06%, 3/25/28(9) (10)	$93	$95

Fannie Mae-Aces, Series 2018-M8, Class A2,

3.32%, 6/25/28(9) (10)	92	95

Fannie Mae-Aces, Series 2019-M1, Class A2,

3.55%, 9/25/28(9) (10)	650	681

Fannie Mae-Aces, Series 2019-M18, Class A2,

2.47%, 8/25/29	200	194

Fannie Mae-Aces, Series 2019-M4, Class A2,

3.61%, 2/25/31	150	159

Fannie Mae-Aces, Series 2019-M7, Class A2,

3.14%, 4/25/29	194	198

Fannie Mae-Aces, Series 2019-M9, Class A2,

2.94%, 6/25/29	200	203

Fannie Mae-Aces, Series 2020-M1, Class A2,

2.44%, 10/25/29	150	146

Fannie Mae-Aces, Series 2020-M20, Class A2,

1.44%, 10/25/29	500	459

Fannie Mae-Aces, Series 2020-M29, Class A2,

1.49%, 5/25/30	500	455

Fannie Mae-Aces, Series 2020-M42, Class A2,

1.27%, 7/25/30	200	176

Fannie Mae-Aces, Series 2020-M46, Class A2,

1.32%, 5/25/30	500	455

Fannie Mae-Aces, Series 2020-M52, Class A2,

1.32%, 10/25/30(9) (10)	350	316

Fannie Mae-Aces, Series 2021-M11, Class A2,

1.46%, 3/25/31(9) (10)	200	180

Fannie Mae-Aces, Series 2022-M1, Class A2,

1.67%, 10/25/31(9) (10)	200	180

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #256792,

6.50%, 6/1/22(11)	$—	$—

Pool #256925,

6.00%, 10/1/37	7	8

Pool #256959,

6.00%, 11/1/37	48	53

Pool #257042,

6.50%, 1/1/38	103	116

Pool #257106,

4.50%, 1/1/28	2	2

Pool #257237,

4.50%, 6/1/28	11	11

Pool #707791,

5.00%, 6/1/33	45	48

Pool #725425,

5.50%, 4/1/34	20	22

Pool #730811,

4.50%, 8/1/33	41	44

Pool #735222,

5.00%, 2/1/35	11	12

Pool #735358,

5.50%, 2/1/35	48	53

Pool #735502,

6.00%, 4/1/35	7	8

Pool #737853,

5.00%, 9/1/33	103	109

Pool #745336,

5.00%, 3/1/36	240	260

Pool #745418,

5.50%, 4/1/36	17	19

Pool #745754,

5.00%, 9/1/34	163	176

Pool #745826,

6.00%, 7/1/36	71	79

Pool #747383,

5.50%, 10/1/33	53	56

Pool #755632,

5.00%, 4/1/34	32	35

Pool #772730,

5.00%, 4/1/34	48	51

Pool #790406,

6.00%, 9/1/34	27	30

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   98   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #793666,

5.50%, 9/1/34	$26	$28

Pool #796250,

5.50%, 11/1/34	28	31

Pool #800471,

5.50%, 10/1/34	128	138

Pool #817795,

6.00%, 8/1/36	14	15

Pool #826057,

5.00%, 7/1/35	28	29

Pool #826585,

5.00%, 8/1/35	55	59

Pool #828523,

5.00%, 7/1/35	22	24

Pool #831676,

6.50%, 8/1/36	6	6

Pool #833067,

5.50%, 9/1/35	99	108

Pool #833163,

5.00%, 9/1/35	36	39

Pool #845425,

6.00%, 2/1/36	18	20

Pool #868435,

6.00%, 4/1/36	70	77

Pool #869710,

6.00%, 4/1/36	21	24

Pool #871135,

6.00%, 1/1/37	18	19

Pool #881818,

6.50%, 8/1/36	12	12

Pool #885769,

6.00%, 6/1/36	3	3

Pool #885866,

6.00%, 6/1/36	67	73

Pool #888100,

5.50%, 9/1/36	88	96

Pool #888205,

6.50%, 2/1/37	20	23

Pool #889224,

5.50%, 1/1/37	95	104

Pool #889390,

6.00%, 3/1/23(11)	—	—

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #889401,

6.00%, 3/1/38	$38	$42

Pool #889415,

6.00%, 5/1/37	178	199

Pool #889579,

6.00%, 5/1/38	87	97

Pool #889630,

6.50%, 3/1/38	10	11

Pool #889970,

5.00%, 12/1/36	67	72

Pool #890234,

6.00%, 10/1/38	43	48

Pool #890329,

4.00%, 4/1/26	264	272

Pool #890796,

3.50%, 12/1/45	1,354	1,381

Pool #893363,

5.00%, 6/1/36	14	15

Pool #893366,

5.00%, 4/1/35	29	31

Pool #898417,

6.00%, 10/1/36	12	13

Pool #899079,

5.00%, 3/1/37	21	22

Pool #902414,

5.50%, 11/1/36	59	65

Pool #906090,

5.50%, 1/1/37	67	73

Pool #918515,

5.00%, 6/1/37	38	40

Pool #923123,

5.00%, 4/1/36	8	9

Pool #923166,

7.50%, 1/1/37	5	5

Pool #928261,

4.50%, 3/1/36	42	45

Pool #928584,

6.50%, 8/1/37	118	131

Pool #928909,

6.00%, 12/1/37(11)	—	—

Pool #928915,

6.00%, 11/1/37	3	3

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   99   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #930606,

4.00%, 2/1/39	$183	$192

Pool #931195,

4.50%, 5/1/24	19	20

Pool #932023,

5.00%, 1/1/38	32	35

Pool #932741,

4.50%, 4/1/40	156	166

Pool #934466,

5.50%, 9/1/23	8	9

Pool #940623,

5.50%, 8/1/37	11	12

Pool #943388,

6.00%, 6/1/37	53	58

Pool #943617,

6.00%, 8/1/37	31	34

Pool #945876,

5.50%, 8/1/37	5	5

Pool #947216,

6.00%, 10/1/37	25	27

Pool #949391,

5.50%, 8/1/22(11)	—	—

Pool #953018,

6.50%, 10/1/37	39	42

Pool #953910,

6.00%, 11/1/37	22	24

Pool #955771,

6.50%, 10/1/37	17	18

Pool #959604,

6.50%, 11/1/37	5	5

Pool #959880,

5.50%, 11/1/37	10	11

Pool #962687,

5.00%, 4/1/38	50	54

Pool #963735,

4.50%, 6/1/23	7	7

Pool #965389,

6.00%, 10/1/23	7	8

Pool #968037,

6.00%, 1/1/38	24	26

Pool #969632,

6.50%, 1/1/38	16	18

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #970013,

4.50%, 6/1/38	$71	$73

Pool #972452,

5.50%, 3/1/38	55	60

Pool #975365,

5.00%, 6/1/23	2	2

Pool #976963,

5.50%, 2/1/38	477	518

Pool #981704,

5.00%, 6/1/23	9	9

Pool #981854,

5.50%, 7/1/38	25	27

Pool #984075,

4.50%, 6/1/23	2	2

Pool #986760,

5.50%, 7/1/38	148	163

Pool #992472,

6.00%, 10/1/38	9	9

Pool #992491,

4.50%, 10/1/23	5	5

Pool #995018,

5.50%, 6/1/38	28	31

Pool #995203,

5.00%, 7/1/35	201	214

Pool #995266,

5.00%, 12/1/23	17	17

Pool #995879,

6.00%, 4/1/39	38	42

Pool #AA0649,

5.00%, 12/1/38	147	158

Pool #AA2939,

4.50%, 4/1/39	257	274

Pool #AA4482,

4.00%, 4/1/39	166	173

Pool #AA4562,

4.50%, 9/1/39	268	284

Pool #AA8978,

4.50%, 7/1/39	36	37

Pool #AA9357,

4.50%, 8/1/39	149	158

Pool #AB1048,

4.50%, 5/1/40	214	228

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   100   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #AB2067,

3.50%, 1/1/41	$370	$377

Pool #AB2092,

4.00%, 1/1/41	217	227

Pool #AB2272,

4.50%, 2/1/41	284	303

Pool #AB2693,

4.50%, 4/1/41	189	202

Pool #AB2768,

4.50%, 4/1/41	206	219

Pool #AB3035,

5.00%, 5/1/41	334	361

Pool #AB3246,

5.00%, 7/1/41	68	74

Pool #AB4057,

4.00%, 12/1/41	685	716

Pool #AB4293,

3.50%, 1/1/42	388	396

Pool #AB5049,

4.00%, 4/1/42	516	540

Pool #AB6016,

3.50%, 8/1/42	238	243

Pool #AB6293,

3.50%, 9/1/27	434	445

Pool #AB6472,

2.00%, 10/1/27	190	185

Pool #AB7076,

3.00%, 11/1/42	1,178	1,177

Pool #AB7503,

3.00%, 1/1/43	425	425

Pool #AB7733,

3.00%, 1/1/43	894	893

Pool #AB8787,

2.00%, 3/1/28	406	396

Pool #AB9019,

3.00%, 4/1/43	473	472

Pool #AB9136,

2.50%, 4/1/43	50	49

Pool #AB9363,

3.50%, 5/1/43	1,161	1,184

Pool #AB9990,

3.00%, 7/1/33	108	108

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #AC2947,

5.50%, 9/1/39	$323	$345

Pool #AC2969,

5.00%, 9/1/39	784	844

Pool #AC3263,

4.50%, 9/1/29	69	73

Pool #AC3312,

4.50%, 10/1/39	334	355

Pool #AC4861,

4.50%, 11/1/24	31	32

Pool #AC5040,

4.00%, 10/1/24	25	26

Pool #AC6118,

4.50%, 11/1/39	90	96

Pool #AC6742,

4.50%, 1/1/40	417	444

Pool #AC8518,

5.00%, 12/1/39	135	146

Pool #AC9581,

5.50%, 1/1/40	333	361

Pool #AD0119,

6.00%, 7/1/38	110	123

Pool #AD0585,

4.50%, 12/1/39	243	259

Pool #AD0639,

6.00%, 12/1/38	49	54

Pool #AD0969,

5.50%, 8/1/37	148	162

Pool #AD5241,

4.50%, 7/1/40	106	113

Pool #AD5525,

5.00%, 6/1/40	161	174

Pool #AD5556,

4.00%, 6/1/25	28	29

Pool #AD7859,

5.00%, 6/1/40	80	86

Pool #AE0949,

4.00%, 2/1/41	357	373

Pool #AE0971,

4.00%, 5/1/25	15	15

Pool #AE0981,

3.50%, 3/1/41	266	271

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   101   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #AE1807,

4.00%, 10/1/40	$407	$426

Pool #AE3873,

4.50%, 10/1/40	86	91

Pool #AE5436,

4.50%, 10/1/40	107	114

Pool #AE7758,

3.50%, 11/1/25	43	44

Pool #AH0525,

4.00%, 12/1/40	362	379

Pool #AH1295,

3.50%, 1/1/26	89	91

Pool #AH3226,

5.00%, 2/1/41	40	43

Pool #AH4158,

4.00%, 1/1/41	72	75

Pool #AH4450,

3.00%, 1/1/26	45	45

Pool #AH5573,

4.00%, 2/1/41	394	411

Pool #AH5614,

3.50%, 2/1/26	90	92

Pool #AH8854,

4.50%, 4/1/41	101	106

Pool #AI1247,

4.00%, 4/1/26	40	41

Pool #AI3470,

4.50%, 6/1/41	142	151

Pool #AI4361,

(Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 8.15% Cap), 2.05%, 9/1/41(10)	5	5

Pool #AI4380,

(Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 7.93% Cap), 2.05%, 11/1/41(10)	6	6

Pool #AI5603,

4.50%, 7/1/41	90	96

Pool #AI7743,

4.00%, 8/1/41	62	65

Pool #AI9137,

2.50%, 11/1/27	624	622

Pool #AI9555,

4.00%, 9/1/41	206	215

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #AI9828,

(Floating, ICE LIBOR USD 1Y + 1.82%, 1.82% Floor, 7.91% Cap), 2.07%, 11/1/41(10)	$4	$4

Pool #AJ4093,

3.50%, 10/1/26	24	24

Pool #AJ4408,

4.50%, 10/1/41	81	85

Pool #AJ6086,

3.00%, 12/1/26	74	75

Pool #AJ9152,

3.50%, 12/1/26	298	304

Pool #AJ9218,

4.00%, 2/1/42	344	359

Pool #AJ9326,

3.50%, 1/1/42	675	687

Pool #AJ9355,

3.00%, 1/1/27	168	169

Pool #AK4813,

3.50%, 3/1/42	223	227

Pool #AK4945,

3.50%, 2/1/42	184	188

Pool #AK7766,

2.50%, 3/1/27	202	200

Pool #AK9444,

4.00%, 3/1/42	41	43

Pool #AL0442,

5.50%, 6/1/40	45	49

Pool #AL0766,

4.00%, 9/1/41	570	597

Pool #AL1449,

4.00%, 1/1/42	574	600

Pool #AL1849,

6.00%, 2/1/39	183	204

Pool #AL1939,

3.50%, 6/1/42	609	621

Pool #AL2243,

4.00%, 3/1/42	445	466

Pool #AL2303,

4.50%, 6/1/26	31	31

Pool #AL2326,

4.50%, 4/1/42	1,042	1,110

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   102   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #AL2397,

(Floating, ICE LIBOR USD 1Y + 1.77%, 1.77% Floor, 7.69% Cap), 2.03%, 8/1/42(10)	$14	$15

Pool #AL2438,

3.00%, 9/1/27	468	473

Pool #AL3396,

2.50%, 3/1/28	211	209

Pool #AL3803,

3.00%, 6/1/28	348	351

Pool #AL4408,

4.50%, 11/1/43	634	676

Pool #AL4462,

2.50%, 6/1/28	373	370

Pool #AL4908,

4.00%, 2/1/44	500	522

Pool #AL5167,

3.50%, 1/1/34	114	116

Pool #AL5254,

3.00%, 11/1/27	244	246

Pool #AL5377,

4.00%, 6/1/44	1,430	1,493

Pool #AL5734,

3.50%, 9/1/29	348	358

Pool #AL5785,

4.00%, 9/1/44	814	850

Pool #AL6488,

3.50%, 8/1/43	317	323

Pool #AL7807,

3.00%, 11/1/30	1,212	1,224

Pool #AL8469,

3.50%, 4/1/31	215	222

Pool #AL8908,

3.00%, 8/1/46	455	452

Pool #AL8951,

3.00%, 8/1/46	396	394

Pool #AL9582,

3.00%, 12/1/31	534	538

Pool #AO0752,

3.00%, 4/1/42	258	257

Pool #AO0800,

3.00%, 4/1/27	165	167

Pool #AO2973,

3.50%, 5/1/42	844	860

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #AO4136,

3.50%, 6/1/42	$339	$345

Pool #AO7970,

2.50%, 6/1/27	118	117

Pool #AO8629,

3.50%, 7/1/42	144	147

Pool #AP6273,

3.00%, 10/1/42	325	325

Pool #AQ6784,

3.50%, 12/1/42	320	325

Pool #AQ8185,

2.50%, 1/1/28	78	77

Pool #AQ8647,

3.50%, 12/1/42	525	535

Pool #AR1706,

2.50%, 1/1/28	1,223	1,212

Pool #AR3054,

3.00%, 1/1/28	290	293

Pool #AR3792,

3.00%, 2/1/43	285	284

Pool #AR8151,

3.00%, 3/1/43	582	581

Pool #AR9188,

2.50%, 3/1/43	81	78

Pool #AR9582,

3.00%, 3/1/43	221	220

Pool #AS0018,

3.00%, 7/1/43	1,093	1,091

Pool #AS0275,

3.00%, 8/1/33	148	148

Pool #AS3294,

4.00%, 9/1/44	502	523

Pool #AS3600,

3.00%, 10/1/29	704	711

Pool #AS3657,

4.50%, 10/1/44	305	321

Pool #AS4085,

4.00%, 12/1/44	240	251

Pool #AS4306,

3.00%, 1/1/45	328	326

Pool #AS4458,

3.50%, 2/1/45	1,366	1,391

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   103   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #AS4715,

3.00%, 4/1/45	$446	$444

Pool #AS5090,

2.50%, 6/1/30	176	174

Pool #AS5324,

2.50%, 7/1/30	323	319

Pool #AS5500,

3.00%, 7/1/35	148	148

Pool #AS5666,

4.00%, 8/1/45	340	353

Pool #AS5892,

3.50%, 10/1/45	369	374

Pool #AS6192,

3.50%, 11/1/45	1,087	1,108

Pool #AS6262,

3.50%, 11/1/45	472	480

Pool #AS6332,

3.50%, 12/1/45	555	565

Pool #AS6398,

3.50%, 12/1/45	385	391

Pool #AS6730,

3.50%, 2/1/46	601	612

Pool #AS6887,

2.50%, 3/1/31	351	348

Pool #AS7149,

3.00%, 5/1/46	748	744

Pool #AS7157,

3.00%, 5/1/46	257	255

Pool #AS7247,

4.00%, 5/1/46	139	144

Pool #AS7343,

3.00%, 6/1/46	258	256

Pool #AS7480,

2.00%, 7/1/31	87	85

Pool #AS7580,

3.00%, 7/1/46	308	306

Pool #AS8067,

3.00%, 10/1/46	713	708

Pool #AS8074,

3.00%, 10/1/46	222	220

Pool #AS8178,

3.00%, 10/1/36	84	83

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #AS8194,

2.50%, 10/1/31	$1,234	$1,222

Pool #AS8424,

3.00%, 12/1/36	140	140

Pool #AS8483,

3.00%, 12/1/46	445	444

Pool #AS8591,

2.00%, 1/1/32	195	190

Pool #AS8614,

3.50%, 1/1/32	139	143

Pool #AS8699,

4.00%, 1/1/47	814	840

Pool #AS8787,

2.00%, 2/1/32	115	113

Pool #AS8960,

4.00%, 3/1/47	273	279

Pool #AS9505,

3.00%, 4/1/32	318	321

Pool #AS9615,

4.50%, 5/1/47	223	234

Pool #AT0666,

3.50%, 4/1/43	301	307

Pool #AT2720,

3.00%, 5/1/43	618	616

Pool #AT3164,

3.00%, 4/1/43	946	945

Pool #AT3180,

3.00%, 5/1/43	1,177	1,176

Pool #AT5026,

3.00%, 5/1/43	1,017	1,015

Pool #AU1657,

2.50%, 7/1/28	205	204

Pool #AU1689,

3.50%, 8/1/43	1,289	1,313

Pool #AU1808,

3.00%, 8/1/43	861	860

Pool #AU3164,

3.00%, 8/1/33	137	137

Pool #AU5918,

3.00%, 9/1/43	732	730

Pool #AU5919,

3.50%, 9/1/43	473	482

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   104   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #AV0691,

4.00%, 12/1/43	$1,029	$1,072

Pool #AV2339,

4.00%, 12/1/43	236	246

Pool #AW8167,

3.50%, 2/1/42	212	217

Pool #AW8595,

3.00%, 8/1/29	173	175

Pool #AX2163,

3.50%, 11/1/44	258	263

Pool #AX4413,

4.00%, 11/1/44	390	404

Pool #AX4839,

3.50%, 11/1/44	400	406

Pool #AX6139,

4.00%, 11/1/44	611	634

Pool #AY0544,

2.50%, 8/1/27	451	447

Pool #AY3062,

3.00%, 11/1/26	163	165

Pool #AY9555,

3.00%, 5/1/45	353	349

Pool #AZ1449,

3.00%, 7/1/45	244	240

Pool #AZ2936,

3.00%, 9/1/45	192	191

Pool #AZ2947,

4.00%, 9/1/45	366	380

Pool #AZ4775,

3.50%, 10/1/45	253	257

Pool #AZ6684,

3.00%, 2/1/31	469	474

Pool #BA2911,

3.00%, 11/1/30	156	157

Pool #BC0326,

3.50%, 12/1/45	192	195

Pool #BC0822,

3.50%, 4/1/46	1,606	1,630

Pool #BC1105,

3.50%, 2/1/46	732	746

Pool #BC1510,

3.00%, 8/1/46	265	263

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #BC9096,

3.50%, 12/1/46	$328	$333

Pool #BE3171,

2.50%, 2/1/32	376	373

Pool #BH1130,

3.50%, 4/1/32	246	252

Pool #BH7032,

3.50%, 12/1/47	157	158

Pool #BH7106,

3.50%, 1/1/48	343	346

Pool #BH9215,

3.50%, 1/1/48	627	633

Pool #BJ0648,

3.50%, 3/1/48	353	356

Pool #BJ9181,

5.00%, 5/1/48	347	367

Pool #BJ9260,

4.00%, 4/1/48	281	288

Pool #BJ9977,

4.00%, 5/1/48	222	229

Pool #BK0276,

4.00%, 9/1/48	105	108

Pool #BK0920,

4.00%, 7/1/48	487	498

Pool #BK0922,

4.50%, 7/1/48	90	94

Pool #BK3044,

2.50%, 9/1/50	535	512

Pool #BK4740,

4.00%, 8/1/48	153	157

Pool #BK4764,

4.00%, 8/1/48	145	149

Pool #BK4816,

4.00%, 9/1/48	230	235

Pool #BM1687,

4.00%, 1/1/47	1,232	1,270

Pool #BM1787,

4.00%, 9/1/47	770	802

Pool #BM2001,

3.50%, 12/1/46	99	100

Pool #BM3286,

4.50%, 11/1/47	65	69

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   105   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #BM5288,

3.50%, 1/1/34	$200	$205

Pool #BM5466,

2.50%, 10/1/43	427	412

Pool #BM5804,

5.00%, 1/1/49	333	351

Pool #BN1176,

4.50%, 11/1/48	130	135

Pool #BN1628,

4.50%, 11/1/48	103	107

Pool #BN5947,

3.50%, 6/1/49	210	213

Pool #BN6097,

4.00%, 6/1/49	891	909

Pool #BN6683,

3.50%, 6/1/49	324	326

Pool #BN8985,

2.00%, 3/1/51	367	342

Pool #BN9007,

2.00%, 3/1/51	2,464	2,295

Pool #BO1012,

3.50%, 8/1/49	133	134

Pool #BO1021,

3.50%, 8/1/49	148	149

Pool #BO1169,

3.50%, 7/1/49	95	95

Pool #BO1444,

3.00%, 10/1/49	247	243

Pool #BO1461,

3.00%, 10/1/49	147	145

Pool #BO3181,

2.50%, 10/1/49	524	502

Pool #BO4708,

3.00%, 11/1/49	456	447

Pool #BO8620,

3.00%, 12/1/49	497	490

Pool #BP4660,

2.50%, 5/1/50	171	163

Pool #BP6496,

2.00%, 7/1/35	880	856

Pool #BP6626,

2.00%, 8/1/50	954	889

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #BP6683,

2.50%, 9/1/50	$684	$654

Pool #BP7273,

2.50%, 8/1/50	424	405

Pool #BP7585,

2.00%, 9/1/50	3,209	2,990

Pool #BQ0202,

2.50%, 8/1/50	571	547

Pool #BQ1147,

2.50%, 10/1/50	769	735

Pool #BQ1351,

2.50%, 8/1/50	661	632

Pool #BQ4077,

2.00%, 12/1/50	951	885

Pool #BQ4966,

2.00%, 10/1/35	1,222	1,188

Pool #BQ5056,

2.00%, 10/1/50	365	340

Pool #BQ5979,

2.00%, 11/1/50	1,678	1,564

Pool #BR4450,

1.50%, 2/1/36	888	844

Pool #BR6042,

2.00%, 2/1/51	2,131	1,984

Pool #BR9755,

2.00%, 4/1/51	1,612	1,501

Pool #BR9761,

2.00%, 4/1/51	1,210	1,126

Pool #BT1034,

2.00%, 7/1/51	2,102	1,955

Pool #BT4528,

2.50%, 9/1/51	11,093	10,664

Pool #BT9031,

2.00%, 8/1/41	958	899

Pool #BU0066,

2.50%, 10/1/51	1,186	1,133

Pool #CA0110,

3.50%, 8/1/47	312	314

Pool #CA0619,

4.00%, 10/1/47	90	93

Pool #CA0620,

4.00%, 10/1/47	1,142	1,172

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   106   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #CA0656,

3.50%, 11/1/47	$843	$854

Pool #CA0859,

3.50%, 12/1/47	639	646

Pool #CA0917,

3.50%, 12/1/47	512	519

Pool #CA1370,

4.00%, 3/1/48	302	311

Pool #CA1378,

4.00%, 3/1/48	233	239

Pool #CA1564,

4.50%, 4/1/48	109	114

Pool #CA1711,

4.50%, 5/1/48	316	328

Pool #CA1902,

4.50%, 6/1/48	347	362

Pool #CA1909,

4.50%, 6/1/48	161	168

Pool #CA1951,

4.00%, 7/1/48	166	170

Pool #CA1952,

4.50%, 6/1/48	81	84

Pool #CA2056,

4.50%, 7/1/48	97	101

Pool #CA2200,

4.50%, 8/1/48	1,093	1,147

Pool #CA2208,

4.50%, 8/1/48	104	108

Pool #CA2256,

3.50%, 8/1/33	197	202

Pool #CA2366,

3.50%, 9/1/48	107	108

Pool #CA2375,

4.00%, 9/1/48	446	456

Pool #CA2559,

4.00%, 11/1/33	200	207

Pool #CA2616,

3.50%, 11/1/48	862	871

Pool #CA2729,

4.50%, 11/1/48	503	521

Pool #CA3640,

4.00%, 6/1/49	424	436

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #CA4029,

4.00%, 8/1/49	$1,098	$1,123

Pool #CA4143,

3.00%, 9/1/49	4,314	4,241

Pool #CA4420,

3.00%, 10/1/49	460	453

Pool #CA4792,

3.00%, 12/1/49	271	266

Pool #CA5020,

3.50%, 1/1/50	603	606

Pool #CA5452,

3.00%, 3/1/50	863	847

Pool #CA5508,

3.00%, 4/1/50	1,081	1,060

Pool #CA6072,

2.50%, 6/1/50	446	426

Pool #CA6074,

2.50%, 6/1/50	621	594

Pool #CA6144,

2.50%, 6/1/50	696	666

Pool #CA6290,

3.00%, 7/1/50	555	549

Pool #CA6305,

2.50%, 7/1/50	1,219	1,166

Pool #CA6339,

2.50%, 7/1/50	1,217	1,164

Pool #CA6346,

2.50%, 7/1/50	687	657

Pool #CA6563,

2.50%, 8/1/35	625	619

Pool #CA6601,

2.50%, 8/1/50	512	490

Pool #CA6951,

2.50%, 9/1/50	479	458

Pool #CA6962,

2.50%, 9/1/50	706	675

Pool #CA6986,

2.00%, 9/1/50	2,329	2,179

Pool #CA7019,

2.00%, 9/1/50	1,323	1,232

Pool #CA7216,

2.00%, 10/1/50	2,893	2,695

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   107   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #CA7232,

2.50%, 10/1/50	$1,355	$1,295

Pool #CA7600,

2.50%, 11/1/50	1,398	1,336

Pool #CA7697,

1.50%, 11/1/50	3,591	3,211

Pool #CA7736,

2.50%, 11/1/50	1,402	1,340

Pool #CA8043,

2.50%, 12/1/50	836	799

Pool #CA9143,

2.00%, 2/1/36	1,058	1,029

Pool #CA9355,

2.00%, 3/1/41	543	510

Pool #CA9418,

1.50%, 3/1/36	629	597

Pool #CB0325,

2.00%, 4/1/51	1,794	1,668

Pool #CB1903,

2.50%, 10/1/51	1,848	1,774

Pool #CB2049,

2.50%, 11/1/51	1,873	1,792

Pool #CB2079,

2.00%, 11/1/51	9,870	9,173

Pool #FM1496,

3.50%, 9/1/49	2,599	2,614

Pool #FM1708,

3.00%, 12/1/45	300	299

Pool #FM1742,

3.00%, 10/1/49	286	281

Pool #FM1938,

4.50%, 9/1/49	514	534

Pool #FM2305,

3.50%, 2/1/50	730	734

Pool #FM2715,

3.00%, 3/1/50	187	184

Pool #FM2778,

3.00%, 3/1/50	1,189	1,169

Pool #FM2963,

3.00%, 2/1/50	5,182	5,095

Pool #FM3125,

3.50%, 3/1/50	1,174	1,187

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #FM3225,

3.00%, 5/1/50	$677	$665

Pool #FM3610,

4.00%, 6/1/50	449	459

Pool #FM3747,

2.50%, 8/1/50	1,090	1,043

Pool #FM3969,

2.50%, 8/1/43	433	418

Pool #FM4055,

2.50%, 8/1/50	7,572	7,244

Pool #FM4149,

3.00%, 9/1/50	3,623	3,555

Pool #FM4193,

2.50%, 9/1/50	778	746

Pool #FM4476,

2.00%, 10/1/50	1,892	1,763

Pool #FM4544,

2.00%, 10/1/50	1,013	943

Pool #FM4598,

2.00%, 11/1/40	238	223

Pool #FM4633,

2.00%, 10/1/50	1,027	957

Pool #FM4734,

2.00%, 11/1/35	1,285	1,250

Pool #FM4762,

2.00%, 11/1/50	1,566	1,459

Pool #FM4799,

2.00%, 11/1/50	842	785

Pool #FM4868,

2.00%, 11/1/50	1,472	1,371

Pool #FM4934,

2.00%, 11/1/35	842	820

Pool #FM4951,

1.50%, 11/1/35	673	639

Pool #FM5026,

2.00%, 12/1/50	1,427	1,330

Pool #FM5087,

2.00%, 12/1/50	574	535

Pool #FM5210,

2.00%, 12/1/50	2,636	2,457

Pool #FM5534,

2.00%, 1/1/41	353	332

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   108   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #FM5570,

2.00%, 1/1/36	$2,034	$1,979

Pool #FM5580,

1.50%, 1/1/36	845	802

Pool #FM5849,

2.00%, 12/1/50	1,039	968

Pool #FM6055,

2.00%, 2/1/51	2,167	2,017

Pool #FM6099,

2.00%, 2/1/51	2,154	2,004

Pool #FM6338,

2.00%, 2/1/51	1,401	1,306

Pool #FM6496,

2.00%, 2/1/51	642	598

Pool #FM6511,

2.00%, 3/1/36	2,379	2,313

Pool #FM6550,

2.00%, 3/1/51	445	414

Pool #FM6943,

2.00%, 4/1/51	1,489	1,387

Pool #FM6964,

2.00%, 5/1/51	1,207	1,125

Pool #FM6991,

2.00%, 4/1/51	1,754	1,633

Pool #FM7078,

2.00%, 4/1/51	1,437	1,339

Pool #FM7080,

2.00%, 4/1/51	756	704

Pool #FM7360,

2.00%, 5/1/41	468	446

Pool #FM7411,

2.00%, 5/1/51	3,454	3,213

Pool #FM7429,

1.50%, 5/1/36	1,927	1,830

Pool #FM7622,

2.00%, 5/1/51	946	881

Pool #FM8146,

2.00%, 7/1/36	1,846	1,795

Pool #FM8848,

2.50%, 9/1/41	968	944

Pool #FS0153,

2.00%, 12/1/36	2,938	2,856

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #FS1096,

1/1/51(12)	$4,985	$4,642

Pool #MA0361,

4.00%, 3/1/30	60	61

Pool #MA0667,

4.00%, 3/1/31	162	166

Pool #MA0706,

4.50%, 4/1/31	184	192

Pool #MA0711,

3.50%, 4/1/31	102	103

Pool #MA0804,

4.00%, 7/1/31	112	116

Pool #MA0976,

3.50%, 2/1/32	224	227

Pool #MA1107,

3.50%, 7/1/32	294	297

Pool #MA1138,

3.50%, 8/1/32	166	168

Pool #MA1141,

3.00%, 8/1/32	79	77

Pool #MA1200,

3.00%, 10/1/32	454	449

Pool #MA1239,

3.50%, 11/1/32	239	242

Pool #MA1432,

3.00%, 5/1/33	482	480

Pool #MA1511,

2.50%, 7/1/33	147	141

Pool #MA1764,

4.00%, 1/1/34	200	209

Pool #MA2320,

3.00%, 7/1/35	341	340

Pool #MA2473,

3.50%, 12/1/35	137	139

Pool #MA2489,

2.50%, 12/1/30	530	525

Pool #MA2512,

4.00%, 1/1/46	174	181

Pool #MA2670,

3.00%, 7/1/46	732	726

Pool #MA2672,

3.00%, 7/1/36	169	169

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   109   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #MA2705,

3.00%, 8/1/46	$529	$525

Pool #MA2737,

3.00%, 9/1/46	240	239

Pool #MA2738,

3.00%, 9/1/36	247	247

Pool #MA2771,

3.00%, 10/1/46	263	260

Pool #MA2775,

2.50%, 10/1/31	178	176

Pool #MA2781,

2.50%, 10/1/46	192	185

Pool #MA2804,

3.00%, 11/1/36	326	325

Pool #MA2817,

2.50%, 11/1/36	129	125

Pool #MA2841,

2.50%, 12/1/36	53	51

Pool #MA2863,

3.00%, 1/1/47	4,267	4,234

Pool #MA2895,

3.00%, 2/1/47	262	260

Pool #MA2929,

3.50%, 3/1/47	1,068	1,083

Pool #MA3028,

3.50%, 6/1/37	253	255

Pool #MA3057,

3.50%, 7/1/47	426	432

Pool #MA3058,

4.00%, 7/1/47	161	166

Pool #MA3059,

3.50%, 7/1/37	43	43

Pool #MA3073,

4.50%, 7/1/47	347	363

Pool #MA3127,

3.00%, 9/1/37	102	102

Pool #MA3150,

4.50%, 10/1/47	200	209

Pool #MA3181,

3.50%, 11/1/37	68	69

Pool #MA3182,

3.50%, 11/1/47	511	517

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #MA3184,

4.50%, 11/1/47	$61	$64

Pool #MA3185,

3.00%, 11/1/37	111	110

Pool #MA3188,

3.00%, 11/1/32	386	390

Pool #MA3211,

4.00%, 12/1/47	103	106

Pool #MA3239,

4.00%, 1/1/48	438	452

Pool #MA3276,

3.50%, 2/1/48	419	424

Pool #MA3281,

4.00%, 2/1/38	253	261

Pool #MA3334,

4.50%, 4/1/48	348	361

Pool #MA3385,

4.50%, 6/1/48	121	126

Pool #MA3412,

3.50%, 7/1/38	113	114

Pool #MA3413,

4.00%, 7/1/38	44	45

Pool #MA3443,

4.00%, 8/1/48	107	110

Pool #MA3444,

4.50%, 8/1/48	110	114

Pool #MA3467,

4.00%, 9/1/48	101	103

Pool #MA3492,

4.00%, 10/1/38	36	37

Pool #MA3547,

3.00%, 12/1/33	226	229

Pool #MA3590,

4.00%, 2/1/39	38	39

Pool #MA3685,

3.00%, 6/1/49	166	163

Pool #MA3692,

3.50%, 7/1/49	132	133

Pool #MA3695,

3.00%, 7/1/34	82	83

Pool #MA3744,

3.00%, 8/1/49	184	180

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   110   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #MA3765,

2.50%, 9/1/49	$370	$354

Pool #MA3870,

2.50%, 12/1/49	185	177

Pool #MA3871,

3.00%, 12/1/49	182	179

Pool #MA3896,

2.50%, 1/1/35	1,196	1,183

Pool #MA3898,

3.50%, 1/1/35	428	438

Pool #MA3902,

2.50%, 1/1/50	182	174

Pool #MA3934,

3.00%, 2/1/40	123	121

Pool #MA3958,

3.00%, 3/1/40	130	129

Pool #MA4013,

2.50%, 5/1/35	259	257

Pool #MA4014,

3.00%, 5/1/35	428	431

Pool #MA4016,

2.50%, 5/1/40	443	428

Pool #MA4042,

2.00%, 6/1/35	584	568

Pool #MA4053,

2.50%, 6/1/35	1,043	1,033

Pool #MA4071,

2.00%, 7/1/40	315	295

Pool #MA4072,

2.50%, 7/1/40	271	262

Pool #MA4074,

2.00%, 7/1/35	887	863

Pool #MA4078,

2.50%, 7/1/50	1,531	1,464

Pool #MA4093,

2.00%, 8/1/40	172	161

Pool #MA4094,

2.50%, 8/1/40	298	288

Pool #MA4096,

2.50%, 8/1/50	954	913

Pool #MA4099,

2.50%, 8/1/35	1,040	1,029

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool #MA4100,

2.00%, 8/1/50	$1,826	$1,701

Pool #MA4119,

2.00%, 9/1/50	2,145	1,999

Pool #MA4122,

1.50%, 9/1/35	349	331

Pool #MA4123,

2.00%, 9/1/35	1,259	1,224

Pool #MA4128,

2.00%, 9/1/40	495	465

Pool #MA4129,

2.50%, 9/1/40	313	303

Pool #MA4153,

2.50%, 10/1/40	143	138

Pool #MA4154,

1.50%, 10/1/35	528	501

Pool #MA4155,

2.00%, 10/1/35	1,361	1,324

Pool #MA4176,

2.00%, 11/1/40	865	812

Pool #MA4181,

1.50%, 11/1/50	2,677	2,395

Pool #MA4228,

1.50%, 1/1/36	809	768

Pool #MA4232,

2.00%, 1/1/41	419	394

Pool #MA4254,

1.50%, 2/1/51	588	525

Pool #MA4266,

1.50%, 2/1/41	1,142	1,035

Pool #MA4278,

1.50%, 3/1/36	253	241

Pool #MA4310,

1.50%, 4/1/41	365	331

Pool #MA4333,

2.00%, 5/1/41	641	601

Pool #MA4342,

1.50%, 5/1/41	184	167

Pool #MA4496,

1.50%, 12/1/36	1,461	1,387

Pool #MA4570,

2.00%, 3/1/42	997	931

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   111   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Fannie Mae – 13.6% continued

Pool TBA,

4/1/51(12)	$18,000	$17,173

4/1/52(12)	20,000	18,565

		365,743

Federal Farm Credit Bank – 0.1%

0.73%, 5/27/25	2,000	1,887

Federal Home Loan Bank – 0.1%

3.25%, 11/16/28	1,000	1,046

5.50%, 7/15/36	500	652

		1,698

Freddie Mac – 9.4%

Federal Home Loan Mortgage Corp.,

0.38%, 5/5/23	2,000	1,969

2.75%, 6/19/23	1,000	1,009

0.25%, 6/26/23	1,000	979

0.25%, 8/24/23	2,500	2,436

0.25%, 12/4/23	3,000	2,904

0.38%, 7/21/25	500	466

0.38%, 9/23/25	2,500	2,320

6.75%, 3/15/31	700	931

Freddie Mac Multifamily Structured Pass Through Certificates, Series K038, Class A2,

3.39%, 3/25/24	295	299

Freddie Mac Multifamily Structured Pass Through Certificates, Series K040, Class A2,

3.24%, 9/25/24	300	304

Freddie Mac Multifamily Structured Pass Through Certificates, Series K041, Class A2,

3.17%, 10/25/24	300	303

Freddie Mac Multifamily Structured Pass Through Certificates, Series K042, Class A2,

2.67%, 12/25/24	200	200

Freddie Mac Multifamily Structured Pass Through Certificates, Series K043, Class A2,

3.06%, 12/25/24	200	202

Freddie Mac Multifamily Structured Pass Through Certificates, Series K046, Class A2,

3.21%, 3/25/25	250	253

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K047, Class A2,

3.33%, 5/25/25	$500	$508

Freddie Mac Multifamily Structured Pass Through Certificates, Series K051, Class A2,

3.31%, 9/25/25	300	305

Freddie Mac Multifamily Structured Pass Through Certificates, Series K053, Class A2,

3.00%, 12/25/25	300	302

Freddie Mac Multifamily Structured Pass Through Certificates, Series K054, Class A2,

2.75%, 1/25/26	250	250

Freddie Mac Multifamily Structured Pass Through Certificates, Series K055, Class A2,

2.67%, 3/25/26	500	498

Freddie Mac Multifamily Structured Pass Through Certificates, Series K056, Class A2,

2.53%, 5/25/26	400	396

Freddie Mac Multifamily Structured Pass Through Certificates, Series K058, Class A2,

2.65%, 8/25/26	250	249

Freddie Mac Multifamily Structured Pass Through Certificates, Series K059, Class A2,

3.12%, 9/25/26	100	101

Freddie Mac Multifamily Structured Pass Through Certificates, Series K065, Class A2,

3.24%, 4/25/27	350	357

Freddie Mac Multifamily Structured Pass Through Certificates, Series K066, Class A2,

3.12%, 6/25/27	350	356

Freddie Mac Multifamily Structured Pass Through Certificates, Series K067, Class A2,

3.19%, 7/25/27	250	255

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   112   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K068, Class A2,

3.24%, 8/25/27	$150	$153

Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2,

3.19%, 9/25/27	200	204

Freddie Mac Multifamily Structured Pass Through Certificates, Series K070, Class A2,

3.30%, 11/25/27	150	154

Freddie Mac Multifamily Structured Pass Through Certificates, Series K072, Class A2,

3.44%, 12/25/27	150	155

Freddie Mac Multifamily Structured Pass Through Certificates, Series K073, Class A2,

3.35%, 1/25/28	150	154

Freddie Mac Multifamily Structured Pass Through Certificates, Series K074, Class A2,

3.60%, 1/25/28	150	156

Freddie Mac Multifamily Structured Pass Through Certificates, Series K075, Class A2,

3.65%, 2/25/28	150	157

Freddie Mac Multifamily Structured Pass Through Certificates, Series K076, Class A2,

3.90%, 4/25/28	200	212

Freddie Mac Multifamily Structured Pass Through Certificates, Series K077, Class A2,

3.85%, 5/25/28	200	211

Freddie Mac Multifamily Structured Pass Through Certificates, Series K078, Class A2,

3.85%, 6/25/28	150	158

Freddie Mac Multifamily Structured Pass Through Certificates, Series K079, Class A2,

3.93%, 6/25/28	200	212

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K080, Class A2,

3.93%, 7/25/28	$200	$212

Freddie Mac Multifamily Structured Pass Through Certificates, Series K081, Class A2,

3.90%, 8/25/28	200	212

Freddie Mac Multifamily Structured Pass Through Certificates, Series K082, Class A2,

3.92%, 9/25/28	350	372

Freddie Mac Multifamily Structured Pass Through Certificates, Series K083, Class A2,

4.05%, 9/25/28	200	214

Freddie Mac Multifamily Structured Pass Through Certificates, Series K086, Class A2,

3.86%, 11/25/28	200	212

Freddie Mac Multifamily Structured Pass Through Certificates, Series K088, Class A2,

3.69%, 1/25/29	100	105

Freddie Mac Multifamily Structured Pass Through Certificates, Series K090, Class A2,

3.42%, 2/25/29	500	518

Freddie Mac Multifamily Structured Pass Through Certificates, Series K091, Class A2,

3.51%, 3/25/29	150	156

Freddie Mac Multifamily Structured Pass Through Certificates, Series K092, Class A2,

3.30%, 4/25/29	300	309

Freddie Mac Multifamily Structured Pass Through Certificates, Series K093, Class A2,

2.98%, 5/25/29	200	202

Freddie Mac Multifamily Structured Pass Through Certificates, Series K094, Class A2,

2.90%, 6/25/29	300	302

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   113   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K102, Class A2,

2.54%, 10/25/29	$250	$245

Freddie Mac Multifamily Structured Pass Through Certificates, Series K104, Class A2,

2.25%, 1/25/30	250	240

Freddie Mac Multifamily Structured Pass Through Certificates, Series K105, Class A2,

1.87%, 1/25/30	200	187

Freddie Mac Multifamily Structured Pass Through Certificates, Series K109, Class A2,

1.56%, 4/25/30	500	455

Freddie Mac Multifamily Structured Pass Through Certificates, Series K110, Class A2,

1.48%, 4/25/30	500	452

Freddie Mac Multifamily Structured Pass Through Certificates, Series K111, Class A2,

1.35%, 5/25/30	500	447

Freddie Mac Multifamily Structured Pass Through Certificates, Series K112, Class A2,

1.31%, 5/25/30	500	445

Freddie Mac Multifamily Structured Pass Through Certificates, Series K113, Class A2,

1.34%, 6/25/30	500	447

Freddie Mac Multifamily Structured Pass Through Certificates, Series K116, Class A2,

1.38%, 7/25/30	150	134

Freddie Mac Multifamily Structured Pass Through Certificates, Series K117, Class A2,

1.41%, 8/25/30	100	89

Freddie Mac Multifamily Structured Pass Through Certificates, Series K119, Class A2,

1.57%, 9/25/30	250	226

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K122, Class A2,

1.52%, 11/25/30	$200	$180

Freddie Mac Multifamily Structured Pass Through Certificates, Series K129, Class A2,

1.91%, 5/25/31	300	278

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1510, Class A2,

3.72%, 1/25/31	100	106

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1510, Class A3,

3.79%, 1/25/34	100	105

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1511, Class A2,

3.47%, 3/25/31	100	105

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1511, Class A3,

3.54%, 3/25/34	100	103

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1512, Class A2,

2.99%, 5/25/31	100	101

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1512, Class A3,

3.06%, 4/25/34	100	99

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1515, Class A2,

1.94%, 2/25/35	100	87

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1517, Class A2,

1.72%, 7/25/35	200	168

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1518, Class A2,

1.86%, 10/25/35	150	128

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   114   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1519, Class A2,

2.01%, 12/25/35	$150	$130

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1520, Class A2,

2.44%, 2/25/36	150	137

Freddie Mac Multifamily Structured Pass Through Certificates, Series K1522, Class A2,

2.36%, 10/25/36	100	90

Freddie Mac Multifamily Structured Pass Through Certificates, Series K154, Class A2,

3.42%, 4/25/32	100	103

Freddie Mac Multifamily Structured Pass Through Certificates, Series K155, Class A3,

3.75%, 4/25/33	100	107

Freddie Mac Multifamily Structured Pass Through Certificates, Series K157, Class A2,

3.99%, 5/25/33	100	108

Freddie Mac Multifamily Structured Pass Through Certificates, Series K157, Class A3,

3.99%, 8/25/33	100	109

Freddie Mac Multifamily Structured Pass Through Certificates, Series K729, Class A2,

3.14%, 10/25/24	200	201

Freddie Mac Multifamily Structured Pass Through Certificates, Series K730, Class A2,

3.59%, 1/25/25	200	203

Freddie Mac Multifamily Structured Pass Through Certificates, Series K731, Class A2,

3.60%, 2/25/25	150	152

Freddie Mac Multifamily Structured Pass Through Certificates, Series K732, Class A2,

3.70%, 5/25/25	400	408

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K733, Class A2,

3.75%, 8/25/25	$500	$512

Freddie Mac Multifamily Structured Pass Through Certificates, Series K734, Class A2,

3.21%, 2/25/26	200	202

Freddie Mac Multifamily Structured Pass Through Certificates, Series K735, Class A2,

2.86%, 5/25/26	150	150

Freddie Mac Multifamily Structured Pass Through Certificates, Series K740, Class A2,

1.47%, 9/25/27	400	372

Freddie Mac Multifamily Structured Pass Through Certificates, Series K747, Class A2,

2.05%, 11/25/28	300	285

Pool #QA0127,

3.50%, 6/1/49	802	812

Pool #QA1132,

3.50%, 7/1/49	253	254

Pool #QA1263,

3.50%, 7/1/49	286	290

Pool #QA1752,

3.50%, 8/1/49	1,476	1,484

Pool #QA1883,

4.00%, 8/1/49	464	477

Pool #QA3149,

3.00%, 10/1/49	404	397

Pool #QA4699,

3.00%, 11/1/49	249	245

Pool #QA8043,

3.00%, 3/1/50	1,939	1,905

Pool #QB0065,

6/1/50(12)	895	834

Pool #QB0211,

2.50%, 6/1/50	577	552

Pool #QB2516,

2.50%, 8/1/50	436	417

Pool #QB2545,

8/1/50(12)	2,298	2,141

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   115   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #QB2682,

2.50%, 8/1/50	$500	$479

Pool #QB2966,

2.50%, 9/1/50	171	164

Pool #QB3199,

2.00%, 9/1/50	817	761

Pool #QB4467,

2.00%, 10/1/50	1,566	1,459

Pool #QB5079,

2.00%, 11/1/50	1,900	1,770

Pool #QB5128,

2.00%, 10/1/50	1,202	1,119

Pool #QB5507,

2.00%, 11/1/50	863	804

Pool #QB6246,

2.00%, 12/1/50	428	398

Pool #QB6448,

2.00%, 12/1/50	1,253	1,166

Pool #QB8132,

2.00%, 1/1/51	5,184	4,825

Pool #QB9266,

2.00%, 3/1/51	565	526

Pool #QB9410,

2.00%, 1/1/51	1,641	1,527

Pool #QC1443,

2.00%, 5/1/51	2,235	2,081

Pool #QC1809,

2.00%, 5/1/51	540	502

Pool #QC2062,

2.00%, 5/1/51	862	802

Pool #QC3259,

2.00%, 6/1/51	3,307	3,092

Pool #QC9442,

2.50%, 10/1/51	4,911	4,693

Pool #QD0822,

3.00%, 11/1/51	1,391	1,370

Pool #QD2146,

2.00%, 12/1/51	5,485	5,097

Pool #QK0622,

1.50%, 2/1/41	623	565

Pool #QN0818,

2.50%, 10/1/34	323	319

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #QN4614,

1.50%, 12/1/35	$274	$261

Pool #QN5018,

2.00%, 1/1/36	1,572	1,529

Pool #QN5065,

1.50%, 1/1/36	850	807

Pool #QN5866,

2.00%, 4/1/36	950	924

Pool #QN6394,

1.50%, 5/1/36	2,024	1,922

Pool #QN8899,

2.00%, 12/1/36	975	948

Pool #RA1196,

4.00%, 8/1/49	1,093	1,117

Pool #RA1343,

3.00%, 9/1/49	2,740	2,693

Pool #RA1493,

3.00%, 10/1/49	5,125	5,037

Pool #RA1501,

3.00%, 10/1/49	155	152

Pool #RA2010,

3.50%, 1/1/50	334	336

Pool #RA2117,

3.00%, 2/1/50	379	373

Pool #RA2386,

3.00%, 4/1/50	949	932

Pool #RA2457,

3.00%, 4/1/50	613	602

Pool #RA2730,

2.50%, 6/1/50	347	332

Pool #RA2790,

2.50%, 6/1/50	545	521

Pool #RA2853,

2.50%, 6/1/50	729	697

Pool #RA2959,

2.50%, 7/1/50	654	626

Pool #RA3086,

2.50%, 7/1/50	486	465

Pool #RA3306,

2.50%, 8/1/50	434	415

Pool #RA3517,

2.00%, 9/1/50	1,118	1,043

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   116   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #RA3524,

2.00%, 9/1/50	$2,314	$2,155

Pool #RA3563,

2.00%, 9/1/50	1,167	1,087

Pool #RA3578,

2.00%, 9/1/50	1,482	1,380

Pool #RA3580,

2.00%, 9/1/50	1,456	1,356

Pool #RA3653,

1.50%, 10/1/50	698	627

Pool #RA3662,

2.50%, 10/1/50	739	706

Pool #RA3663,

2.50%, 10/1/50	752	719

Pool #RA3723,

2.00%, 10/1/50	1,476	1,375

Pool #RA3765,

2.50%, 10/1/50	740	707

Pool #RA3908,

1.50%, 11/1/50	656	586

Pool #RA4209,

1.50%, 12/1/50	2,050	1,832

Pool #RA4218,

2.50%, 12/1/50	9,201	8,795

Pool #RA5204,

2.00%, 5/1/51	1,733	1,612

Pool #RA5373,

2.00%, 6/1/51	848	789

Pool #RA6333,

2.00%, 11/1/51	4,285	3,982

Pool #RA6340,

2.50%, 11/1/51	2,960	2,828

Pool #RA7099,

1/1/51(12)	3,194	2,974

Pool #RB0452,

2.00%, 2/1/41	945	888

Pool #RB5032,

2.50%, 2/1/40	89	86

Pool #RB5033,

3.00%, 2/1/40	333	328

Pool #RB5043,

2.50%, 4/1/40	162	156

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #RB5048,

2.50%, 5/1/40	$88	$85

Pool #RB5059,

2.50%, 7/1/40	112	108

Pool #RB5066,

2.50%, 8/1/40	303	292

Pool #RB5072,

2.50%, 9/1/40	310	299

Pool #RB5076,

2.00%, 8/1/40	625	587

Pool #RB5078,

2.50%, 10/1/40	209	202

Pool #RB5085,

2.00%, 11/1/40	557	523

Pool #RB5090,

2.00%, 12/1/40	655	615

Pool #RB5095,

2.00%, 1/1/41	419	393

Pool #RB5100,

2.00%, 2/1/41	344	323

Pool #RB5110,

1.50%, 5/1/41	1,300	1,178

Pool #RB5111,

2.00%, 5/1/41	550	516

Pool #RB5131,

2.00%, 10/1/41	966	906

Pool #RB5148,

2.00%, 3/1/42	997	935

Pool #RC1857,

1.50%, 2/1/36	1,496	1,423

Pool #RC1926,

1.50%, 4/1/36	736	699

Pool #RC2045,

2.00%, 6/1/36	350	340

Pool #SB0048,

3.00%, 8/1/34	653	659

Pool #SB0330,

2.00%, 5/1/35	482	469

Pool #SB0434,

2.00%, 10/1/35	799	777

Pool #SB0507,

2.00%, 3/1/36	1,534	1,492

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   117   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #SB0571,

2.00%, 10/1/36	$1,445	$1,405

Pool #SB8045,

2.50%, 5/1/35	220	218

Pool #SB8046,

3.00%, 5/1/35	409	413

Pool #SB8049,

2.50%, 6/1/35	727	720

Pool #SB8052,

2.00%, 7/1/35	595	579

Pool #SB8057,

2.00%, 8/1/35	727	707

Pool #SB8058,

2.50%, 8/1/35	856	848

Pool #SB8061,

2.00%, 9/1/35	1,274	1,239

Pool #SB8062,

2.50%, 9/1/35	565	559

Pool #SB8067,

1.50%, 9/1/35	321	305

Pool #SB8068,

1.50%, 10/1/35	349	331

Pool #SB8069,

2.00%, 10/1/35	1,017	989

Pool #SB8073,

1.50%, 11/1/35	451	428

Pool #SB8078,

1.50%, 12/1/35	944	897

Pool #SB8083,

1.50%, 1/1/36	547	519

Pool #SB8092,

1.50%, 3/1/36	967	919

Pool #SB8501,

2.00%, 8/1/35	843	820

Pool #SD0163,

3.00%, 12/1/49	752	739

Pool #SD0261,

3.00%, 2/1/50	300	295

Pool #SD0262,

3.50%, 2/1/50	478	487

Pool #SD0410,

2.50%, 8/1/50	1,482	1,419

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #SD0414,

2.50%, 8/1/50	$278	$266

Pool #SD0467,

2.00%, 12/1/50	646	602

Pool #SD0537,

2.00%, 3/1/51	3,504	3,261

Pool #SD0608,

2.50%, 5/1/51	3,708	3,565

Pool #SD0764,

2.50%, 10/1/51	2,900	2,771

Pool #SD7512,

3.00%, 2/1/50	618	608

Pool #SD7536,

2.50%, 2/1/51	6,890	6,605

Pool #SD7537,

2.00%, 3/1/51	3,570	3,323

Pool #SD7539,

2.00%, 4/1/51	3,582	3,337

Pool #SD7541,

2.00%, 5/1/51	2,418	2,252

Pool #SD8019,

4.50%, 10/1/49	507	526

Pool #SD8023,

2.50%, 11/1/49	346	332

Pool #SD8029,

2.50%, 12/1/49	385	368

Pool #SD8037,

2.50%, 1/1/50	389	373

Pool #SD8083,

2.50%, 8/1/50	872	835

Pool #SD8090,

2.00%, 9/1/50	2,635	2,454

Pool #SD8097,

2.00%, 8/1/50	2,324	2,165

Pool #SD8104,

1.50%, 11/1/50	4,443	3,971

Pool #SD8112,

1.50%, 12/1/50	1,318	1,178

Pool #ZA1036,

4.50%, 2/1/40	94	100

Pool #ZA1159,

3.50%, 4/1/42	260	265

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   118   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #ZA1165,

3.50%, 4/1/42	$384	$390

Pool #ZA1254,

3.00%, 10/1/42	1,193	1,192

Pool #ZA1334,

3.50%, 7/1/42	132	135

Pool #ZA1361,

3.50%, 5/1/43	189	193

Pool #ZA1375,

4.00%, 9/1/44	117	122

Pool #ZA1378,

3.50%, 10/1/44	177	180

Pool #ZA2773,

2.50%, 8/1/27	90	90

Pool #ZA3862,

2.50%, 5/1/31	335	332

Pool #ZA4194,

3.00%, 4/1/43	272	272

Pool #ZA4214,

3.00%, 5/1/43	425	425

Pool #ZA4715,

4.00%, 9/1/46	1,155	1,201

Pool #ZA5107,

4.00%, 11/1/47	217	223

Pool #ZA5642,

4.00%, 9/1/48	247	253

Pool #ZA5950,

4.50%, 11/1/48	614	635

Pool #ZI6135,

5.00%, 9/1/34	447	487

Pool #ZI6854,

4.50%, 12/1/37	47	49

Pool #ZI7645,

5.00%, 6/1/38	113	121

Pool #ZI8519,

4.50%, 2/1/39	23	24

Pool #ZI9157,

4.50%, 9/1/39	604	642

Pool #ZI9349,

4.50%, 10/1/39	332	353

Pool #ZI9657,

4.50%, 1/1/40	397	423

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #ZI9862,

4.50%, 3/1/40	$191	$203

Pool #ZI9939,

4.50%, 4/1/40	141	150

Pool #ZJ0631,

4.50%, 10/1/40	179	190

Pool #ZJ1046,

4.00%, 1/1/41	203	212

Pool #ZJ1052,

4.00%, 1/1/41	180	188

Pool #ZJ1228,

4.00%, 2/1/41	274	286

Pool #ZJ1359,

4.50%, 3/1/41	155	165

Pool #ZK5468,

2.00%, 5/1/28	411	400

Pool #ZK7259,

2.50%, 4/1/30	390	387

Pool #ZK7533,

2.50%, 7/1/30	234	231

Pool #ZL1714,

4.50%, 7/1/41	201	213

Pool #ZL1806,

4.50%, 8/1/41	515	548

Pool #ZL1922,

4.00%, 9/1/41	71	74

Pool #ZL2350,

3.50%, 11/1/41	94	96

Pool #ZL3211,

3.50%, 6/1/42	373	380

Pool #ZL3245,

4.00%, 6/1/42	598	624

Pool #ZL3535,

3.50%, 8/1/42	685	699

Pool #ZL3551,

3.50%, 8/1/42	537	547

Pool #ZL4634,

3.00%, 1/1/43	1,756	1,752

Pool #ZL4709,

3.00%, 1/1/43	372	372

Pool #ZL5074,

3.00%, 2/1/43	166	165

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   119   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #ZL5915,

3.50%, 5/1/43	$783	$797

Pool #ZL5927,

3.00%, 5/1/43	232	232

Pool #ZL6381,

3.00%, 6/1/43	377	377

Pool #ZL6467,

3.00%, 7/1/43	275	275

Pool #ZL6676,

3.00%, 8/1/43	556	555

Pool #ZL6920,

3.50%, 8/1/43	116	117

Pool #ZL7780,

4.00%, 2/1/44	312	326

Pool #ZL8299,

3.50%, 7/1/44	764	776

Pool #ZL8300,

4.00%, 7/1/44	591	614

Pool #ZL8709,

4.00%, 11/1/44	196	203

Pool #ZM0489,

4.00%, 11/1/45	254	264

Pool #ZM0617,

3.50%, 12/1/45	273	278

Pool #ZM1194,

3.00%, 6/1/46	328	326

Pool #ZM1933,

3.00%, 10/1/46	360	357

Pool #ZM2167,

3.00%, 11/1/46	556	552

Pool #ZM2286,

3.50%, 12/1/46	979	992

Pool #ZM3525,

3.50%, 6/1/47	139	141

Pool #ZM3933,

3.50%, 8/1/47	541	549

Pool #ZM4305,

3.50%, 9/1/47	532	538

Pool #ZM4601,

3.50%, 10/1/47	664	673

Pool #ZM4711,

4.00%, 11/1/47	898	923

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #ZM4736,

3.50%, 11/1/47	$198	$201

Pool #ZM4908,

3.50%, 11/1/47	379	383

Pool #ZM5133,

3.50%, 12/1/47	164	166

Pool #ZM5397,

3.50%, 1/1/48	335	338

Pool #ZM5659,

3.50%, 2/1/48	325	328

Pool #ZM5917,

4.00%, 3/1/48	241	247

Pool #ZM6682,

4.50%, 5/1/48	235	246

Pool #ZM7370,

4.00%, 7/1/48	156	160

Pool #ZM7378,

5.00%, 7/1/48	193	204

Pool #ZM7849,

4.00%, 8/1/48	52	54

Pool #ZM8045,

4.00%, 9/1/48	209	214

Pool #ZM8575,

4.50%, 10/1/48	187	195

Pool #ZN1506,

3.50%, 11/1/48	789	797

Pool #ZN3447,

3.50%, 2/1/49	146	147

Pool #ZS0932,

4.50%, 8/1/34	11	12

Pool #ZS0971,

5.00%, 12/1/35	117	126

Pool #ZS1567,

5.00%, 8/1/37	14	15

Pool #ZS2391,

5.00%, 9/1/38	28	30

Pool #ZS2499,

5.00%, 3/1/38	67	73

Pool #ZS2533,

4.50%, 2/1/39	68	73

Pool #ZS2827,

4.50%, 11/1/39	170	180

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   120   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #ZS2905,

4.50%, 4/1/40	$230	$245

Pool #ZS3554,

3.50%, 7/1/42	245	250

Pool #ZS3596,

4.00%, 6/1/42	619	647

Pool #ZS3613,

4.00%, 8/1/42	348	364

Pool #ZS3792,

2.50%, 7/1/43	320	309

Pool #ZS4078,

3.50%, 1/1/45	356	363

Pool #ZS4100,

3.50%, 3/1/45	631	644

Pool #ZS4127,

4.50%, 7/1/44	168	179

Pool #ZS4472,

3.50%, 2/1/42	239	244

Pool #ZS4522,

3.00%, 7/1/43	950	948

Pool #ZS4536,

3.50%, 10/1/43	345	352

Pool #ZS4584,

3.00%, 9/1/44	115	115

Pool #ZS4590,

3.00%, 11/1/44	1,332	1,324

Pool #ZS4600,

4.00%, 1/1/45	366	381

Pool #ZS4607,

3.50%, 3/1/45	453	460

Pool #ZS4617,

3.00%, 6/1/45	228	227

Pool #ZS4618,

3.50%, 6/1/45	373	380

Pool #ZS4621,

3.00%, 7/1/45	550	547

Pool #ZS4627,

4.00%, 8/1/45	127	133

Pool #ZS4629,

3.00%, 9/1/45	1,688	1,678

Pool #ZS4630,

3.50%, 9/1/45	251	255

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #ZS4634,

4.00%, 10/1/45	$153	$159

Pool #ZS4639,

4.00%, 11/1/45	154	161

Pool #ZS4642,

3.50%, 12/1/45	515	524

Pool #ZS4655,

3.50%, 3/1/46	251	254

Pool #ZS4667,

3.00%, 6/1/46	356	354

Pool #ZS4671,

3.00%, 8/1/46	791	786

Pool #ZS4677,

3.00%, 9/1/46	222	220

Pool #ZS4682,

3.00%, 10/1/46	291	290

Pool #ZS4703,

3.00%, 2/1/47	228	226

Pool #ZS4722,

3.50%, 6/1/47	230	233

Pool #ZS4730,

3.50%, 8/1/47	88	89

Pool #ZS4740,

4.00%, 10/1/47	425	436

Pool #ZS4743,

3.50%, 11/1/47	561	567

Pool #ZS4745,

4.50%, 11/1/47	426	446

Pool #ZS4747,

3.50%, 12/1/47	156	158

Pool #ZS4748,

4.00%, 12/1/47	437	449

Pool #ZS4749,

4.50%, 12/1/47	142	149

Pool #ZS4752,

4.00%, 1/1/48	351	362

Pool #ZS4759,

3.50%, 3/1/48	337	340

Pool #ZS4769,

4.00%, 5/1/48	188	193

Pool #ZS4773,

4.50%, 6/1/48	63	65

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   121   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #ZS4781,

4.50%, 7/1/48	$158	$164

Pool #ZS4785,

4.00%, 8/1/48	147	151

Pool #ZS6948,

2.50%, 11/1/28	226	223

Pool #ZS8023,

2.00%, 8/1/32	65	63

Pool #ZS8495,

2.50%, 8/1/28	921	912

Pool #ZS8628,

2.00%, 11/1/31	105	103

Pool #ZS8639,

2.00%, 1/1/32	37	36

Pool #ZS9449,

3.50%, 8/1/45	379	386

Pool #ZS9495,

3.50%, 10/1/45	605	617

Pool #ZS9580,

3.50%, 12/1/45	534	544

Pool #ZS9618,

3.50%, 3/1/46	1,018	1,037

Pool #ZS9805,

3.00%, 9/1/46	552	549

Pool #ZS9813,

3.00%, 9/1/46	593	590

Pool #ZS9827,

3.00%, 10/1/46	492	489

Pool #ZS9828,

3.00%, 10/1/46	483	480

Pool #ZT0495,

4.50%, 8/1/48	72	75

Pool #ZT0524,

4.50%, 9/1/48	339	355

Pool #ZT0542,

4.00%, 7/1/48	633	656

Pool #ZT0712,

4.00%, 10/1/48	208	213

Pool #ZT0787,

4.00%, 10/1/48	191	196

Pool #ZT1702,

4.00%, 1/1/49	372	380

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac – 9.4% continued

Pool #ZT2091,

3.00%, 6/1/34	$99	$100

		252,332

Freddie Mac Gold – 0.6%

Pool #A16753,

5.00%, 11/1/33	28	29

Pool #A17665,

5.00%, 1/1/34	31	33

Pool #A27950,

5.50%, 11/1/34	95	104

Pool #A31136,

5.50%, 1/1/35	131	140

Pool #A39306,

5.50%, 11/1/35	36	38

Pool #A46224,

5.00%, 7/1/35	10	10

Pool #A48104,

5.00%, 1/1/36	44	48

Pool #A57604,

5.00%, 3/1/37	58	63

Pool #A58718,

5.50%, 3/1/37	5	6

Pool #A59081,

5.50%, 4/1/37	45	49

Pool #A61560,

5.50%, 10/1/36	113	124

Pool #A64474,

5.50%, 9/1/37	9	9

Pool #A67116,

7.00%, 10/1/37	14	15

Pool #A68761,

5.50%, 9/1/37	112	120

Pool #A69303,

6.00%, 11/1/37	9	10

Pool #A73778,

5.00%, 2/1/38	42	46

Pool #A74134,

7.00%, 2/1/38	19	20

Pool #A81606,

6.00%, 9/1/38	16	17

Pool #A83008,

5.50%, 11/1/38	136	148

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   122   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac Gold – 0.6% continued

Pool #A91541,

5.00%, 3/1/40	$89	$97

Pool #C91009,

5.00%, 11/1/26	2	3

Pool #C91247,

5.00%, 4/1/29	50	53

Pool #C91354,

4.00%, 1/1/31	162	167

Pool #C91370,

4.50%, 5/1/31	89	92

Pool #C91388,

3.50%, 2/1/32	101	102

Pool #C91402,

4.00%, 10/1/31	147	151

Pool #C91408,

3.50%, 11/1/31	100	101

Pool #C91485,

3.50%, 8/1/32	152	154

Pool #C91811,

4.00%, 1/1/35	81	85

Pool #C91826,

3.00%, 5/1/35	108	107

Pool #C91858,

3.00%, 12/1/35	111	111

Pool #C91879,

3.00%, 6/1/36	127	127

Pool #C91891,

3.00%, 9/1/36	156	156

Pool #C91904,

2.50%, 11/1/36	93	90

Pool #C91908,

3.00%, 1/1/37	61	61

Pool #C91949,

3.00%, 9/1/37	123	123

Pool #C91955,

3.00%, 10/1/37	110	110

Pool #C91970,

3.50%, 1/1/38	141	142

Pool #C91971,

4.00%, 1/1/38	61	63

Pool #C92003,

3.50%, 7/1/38	71	72

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac Gold – 0.6% continued

Pool #C92010,

4.00%, 8/1/38	$111	$115

Pool #D97564,

5.00%, 1/1/28	75	79

Pool #D99094,

3.00%, 3/1/32	99	97

Pool #E03033,

3.00%, 2/1/27	153	155

Pool #E04044,

3.50%, 8/1/27	263	270

Pool #G02064,

5.00%, 2/1/36	52	57

Pool #G02069,

5.50%, 3/1/36	8	9

Pool #G02386,

6.00%, 11/1/36	84	94

Pool #G02391,

6.00%, 11/1/36	3	3

Pool #G02540,

5.00%, 11/1/34	28	31

Pool #G02649,

6.00%, 1/1/37	4	5

Pool #G02789,

6.00%, 4/1/37	355	397

Pool #G02911,

6.00%, 4/1/37	5	5

Pool #G02973,

6.00%, 6/1/37	11	12

Pool #G03121,

5.00%, 6/1/36	40	43

Pool #G03134,

5.50%, 8/1/36	21	23

Pool #G03218,

6.00%, 9/1/37	12	14

Pool #G03351,

6.00%, 9/1/37	22	24

Pool #G03513,

6.00%, 11/1/37	24	27

Pool #G03600,

7.00%, 11/1/37	13	14

Pool #G03737,

6.50%, 11/1/37	169	189

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   123   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac Gold – 0.6% continued

Pool #G03992,

6.00%, 3/1/38	$33	$37

Pool #G04287,

5.00%, 5/1/38	45	49

Pool #G04459,

5.50%, 6/1/38	40	44

Pool #G04611,

6.00%, 7/1/38	95	106

Pool #G04650,

6.50%, 9/1/38	49	55

Pool #G05733,

5.00%, 11/1/39	131	142

Pool #G05969,

5.00%, 8/1/40	62	67

Pool #G05971,

5.50%, 8/1/40	296	323

Pool #G06020,

5.50%, 12/1/39	308	339

Pool #G06767,

5.00%, 10/1/41	246	267

Pool #G06947,

6.00%, 5/1/40	91	102

Pool #G08189,

7.00%, 3/1/37	15	16

Pool #G08192,

5.50%, 4/1/37	19	21

Pool #G08341,

5.00%, 4/1/39	335	363

Pool #G12837,

4.50%, 4/1/22(11)	—	—

Pool #G12868,

5.00%, 11/1/22	2	2

Pool #G12869,

5.00%, 9/1/22(13)	—	1

Pool #G13136,

4.50%, 5/1/23	5	5

Pool #G13151,

6.00%, 3/1/23	1	1

Pool #G13201,

4.50%, 7/1/23	3	3

Pool #G13433,

5.50%, 1/1/24	5	5

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac Gold – 0.6% continued

Pool #G14168,

5.50%, 12/1/24	$4	$4

Pool #G14239,

4.00%, 9/1/26	252	259

Pool #G14554,

4.50%, 7/1/26	16	16

Pool #G14891,

3.00%, 10/1/28	139	141

Pool #G15134,

3.00%, 5/1/29	98	99

Pool #G15468,

3.50%, 12/1/29	189	194

Pool #G16562,

3.50%, 8/1/33	316	324

Pool #G16774,

3.50%, 2/1/34	168	172

Pool #G16786,

4.00%, 4/1/34	172	179

Pool #G18220,

6.00%, 11/1/22(11)	—	—

Pool #G18420,

3.00%, 1/1/27	197	199

Pool #G18438,

2.50%, 6/1/27	110	109

Pool #G18442,

3.50%, 8/1/27	188	193

Pool #G18571,

2.50%, 10/1/30	175	173

Pool #G18601,

3.00%, 5/1/31	231	234

Pool #G18664,

3.50%, 10/1/32	143	146

Pool #G18681,

3.00%, 3/1/33	438	443

Pool #G30327,

4.50%, 1/1/27	9	10

Pool #G30835,

3.50%, 12/1/35	138	140

Pool #G31020,

2.50%, 2/1/37	33	32

Pool #G31057,

3.00%, 2/1/38	197	196

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   124   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac Gold – 0.6% continued

Pool #G67713,

4.00%, 6/1/48	$683	$707

Pool #J05307,

4.50%, 8/1/22(11)	—	—

Pool #J06465,

6.00%, 11/1/22(11)	—	—

Pool #J06476,

5.50%, 11/1/22(11)	—	—

Pool #J08202,

5.00%, 7/1/23	1	1

Pool #J08454,

5.00%, 8/1/23	3	3

Pool #J08913,

5.50%, 10/1/23	2	2

Pool #J09148,

5.00%, 12/1/23	11	11

Pool #J09305,

5.00%, 2/1/24	13	13

Pool #J09463,

5.00%, 3/1/24	14	14

Pool #J11136,

4.00%, 11/1/24	6	6

Pool #J12098,

4.50%, 4/1/25	102	105

Pool #J14808,

3.50%, 3/1/26	156	160

Pool #J16932,

3.00%, 10/1/26	100	101

Pool #J17055,

3.00%, 11/1/26	84	85

Pool #J17232,

3.00%, 11/1/26	90	90

Pool #J17932,

3.00%, 3/1/27	141	143

Pool #J20834,

2.50%, 10/1/27	217	215

Pool #J21601,

2.50%, 12/1/27	794	788

Pool #J22069,

2.50%, 1/1/28	58	57

Pool #J22986,

2.50%, 3/1/28	448	444

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Freddie Mac Gold – 0.6% continued

Pool #J30435,

3.00%, 1/1/30	$253	$256

Pool #J32244,

3.00%, 7/1/30	977	987

Pool #J34252,

3.50%, 4/1/31	35	36

Pool #K90071,

3.00%, 2/1/33	294	294

Pool #K90641,

3.50%, 6/1/33	37	37

Pool #K90791,

3.00%, 7/1/33	180	180

Pool #K91490,

3.50%, 1/1/34	262	264

Pool #K92325,

3.00%, 1/1/35	201	201

Pool #V60268,

3.00%, 9/1/28	428	433

Pool #V60886,

2.50%, 8/1/30	124	123

Pool #V60902,

2.50%, 8/1/30	107	106

Pool #V61347,

2.50%, 10/1/31	385	382

		16,314

Government National Mortgage Association I – 0.2%

Pool #510835,

5.50%, 2/15/35	11	12

Pool #553463,

3.50%, 1/15/42	319	329

Pool #597889,

5.50%, 6/15/33	96	102

Pool #614169,

5.00%, 7/15/33	19	21

Pool #616879,

3.50%, 2/15/42	266	276

Pool #617739,

6.00%, 10/15/37	5	5

Pool #634431,

6.00%, 9/15/34	11	12

Pool #641416,

5.50%, 4/15/35	69	74

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   125   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association I – 0.2% continued

Pool #646341,

6.00%, 11/15/36	$9	$10

Pool #648538,

5.00%, 12/15/35	53	57

Pool #651753,

5.50%, 3/15/36	6	6

Pool #670030,

3.00%, 7/15/45	210	208

Pool #675211,

6.50%, 3/15/38	5	6

Pool #675484,

5.50%, 6/15/38	22	24

Pool #676360,

6.50%, 10/15/37	3	3

Pool #682899,

6.00%, 9/15/40	103	111

Pool #687824,

5.50%, 8/15/38	52	58

Pool #687900,

5.00%, 9/15/38	77	84

Pool #687901,

5.00%, 9/15/38	48	53

Pool #692309,

6.00%, 1/15/39	20	21

Pool #697645,

5.50%, 10/15/38	25	28

Pool #698236,

5.00%, 6/15/39	131	144

Pool #698336,

4.50%, 5/15/39	129	139

Pool #699277,

6.00%, 9/15/38	5	6

Pool #700918,

5.50%, 11/15/38	38	42

Pool #700972,

5.50%, 11/15/38	10	10

Pool #701196,

6.00%, 10/15/38	5	5

Pool #703677,

5.50%, 6/15/39	79	86

Pool #704185,

5.50%, 1/15/39	18	20

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association I – 0.2% continued

Pool #704514,

4.50%, 5/15/39	$257	$277

Pool #717175,

4.50%, 6/15/39	147	158

Pool #719262,

5.00%, 8/15/40	77	85

Pool #720202,

4.50%, 7/15/39	111	119

Pool #723231,

4.00%, 10/15/39	103	108

Pool #723339,

5.00%, 9/15/39	60	66

Pool #726085,

4.00%, 11/15/24	24	25

Pool #728629,

4.50%, 1/15/40	194	210

Pool #736768,

3.00%, 11/15/42	538	535

Pool #737286,

4.50%, 5/15/40	162	174

Pool #737416,

3.50%, 9/15/25	22	22

Pool #738134,

3.50%, 4/15/26	50	51

Pool #738247,

4.50%, 4/15/41	69	74

Pool #745215,

4.00%, 7/15/25	21	22

Pool #747643,

4.50%, 8/15/40	249	268

Pool #760874,

3.50%, 2/15/26	46	46

Pool #768800,

4.50%, 6/15/41	41	44

Pool #773939,

4.00%, 11/15/41	233	244

Pool #778957,

3.50%, 3/15/42	345	354

Pool #782131,

5.50%, 12/15/36	21	23

Pool #782150,

5.50%, 4/15/37	29	32

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   126   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association I – 0.2% continued

Pool #782259,

5.00%, 2/15/36	$59	$63

Pool #782272,

5.50%, 2/15/38	50	56

Pool #782498,

6.00%, 12/15/38	23	26

Pool #782584,

5.00%, 3/15/39	28	31

Pool #782675,

4.50%, 6/15/24	17	17

Pool #782696,

5.00%, 6/15/39	126	138

Pool #782831,

6.00%, 12/15/39	17	19

Pool #783176,

4.00%, 11/15/40	335	353

Pool #783740,

2.50%, 12/15/27	73	72

Pool #AA5391,

3.50%, 6/15/42	18	19

Pool #AA6089,

3.00%, 2/15/43	241	240

Pool #AB2761,

3.50%, 8/15/42	62	64

Pool #AB2891,

3.00%, 9/15/42	86	85

Pool #AD8781,

3.00%, 3/15/43	189	188

Pool #AD9016,

3.00%, 4/15/43	162	161

Pool #AL1763,

3.50%, 1/15/45	87	90

		6,511

Government National Mortgage Association II – 5.8%

Pool #3570,

6.00%, 6/20/34	26	29

Pool #3665,

5.50%, 1/20/35	66	72

Pool #3852,

6.00%, 5/20/36	11	13

Pool #3879,

6.00%, 7/20/36	33	36

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association II – 5.8% continued

Pool #3910,

6.00%, 10/20/36	$16	$18

Pool #3994,

5.00%, 6/20/37	10	11

Pool #4018,

6.50%, 8/20/37	41	46

Pool #4026,

5.00%, 9/20/37	15	17

Pool #4027,

5.50%, 9/20/37	7	7

Pool #4040,

6.50%, 10/20/37	9	10

Pool #4098,

5.50%, 3/20/38	49	53

Pool #4116,

6.50%, 4/20/38	20	22

Pool #4170,

6.00%, 6/20/38	38	42

Pool #4194,

5.50%, 7/20/38	84	91

Pool #4243,

5.00%, 9/20/38	21	23

Pool #4244,

5.50%, 9/20/38	25	28

Pool #4245,

6.00%, 9/20/38	13	15

Pool #4269,

6.50%, 10/20/38	19	21

Pool #4290,

5.50%, 11/20/38	17	18

Pool #4344,

6.00%, 1/20/39	29	33

Pool #4345,

6.50%, 1/20/39	21	23

Pool #4425,

5.50%, 4/20/39	52	58

Pool #4559,

5.00%, 10/20/39	103	113

Pool #4561,

6.00%, 10/20/39	60	66

Pool #4617,

4.50%, 1/20/40	30	31

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   127   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association II – 5.8% continued

Pool #4619,

5.50%, 1/20/40	$114	$126

Pool #4713,

4.50%, 6/20/40	85	91

Pool #4747,

5.00%, 7/20/40	78	85

Pool #4881,

3.50%, 12/20/40	324	333

Pool #4882,

4.00%, 12/20/40	727	764

Pool #4923,

4.50%, 1/20/41	78	83

Pool #5050,

4.00%, 5/20/26	47	48

Pool #5081,

4.00%, 6/20/41	121	127

Pool #5082,

4.50%, 6/20/41	126	134

Pool #5114,

4.00%, 7/20/41	470	494

Pool #5141,

5.00%, 8/20/41	75	83

Pool #5175,

4.50%, 9/20/41	75	80

Pool #5202,

3.50%, 10/20/41	197	202

Pool #5203,

4.00%, 10/20/41	119	125

Pool #5232,

3.50%, 11/20/41	371	380

Pool #5264,

5.50%, 12/20/41	10	11

Pool #5280,

4.00%, 1/20/42	136	142

Pool #5304,

3.50%, 2/20/42	137	140

Pool #5317,

5.50%, 2/20/42	68	76

Pool #5326,

3.00%, 3/20/27	134	135

Pool #5331,

3.50%, 3/20/42	217	223

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association II – 5.8% continued

Pool #626951,

3.00%, 6/20/45	$526	$524

Pool #737602,

4.00%, 11/20/40	183	190

Pool #752757,

4.50%, 11/20/40	224	237

Pool #755677,

4.00%, 12/20/40	114	119

Pool #766711,

4.00%, 5/20/42	503	524

Pool #782433,

6.00%, 10/20/38	54	60

Pool #783976,

3.50%, 4/20/43	1,606	1,629

Pool #784345,

3.50%, 7/20/47	470	490

Pool #AA5970,

3.00%, 1/20/43	656	649

Pool #AA6149,

3.00%, 3/20/43	639	632

Pool #AA6160,

3.50%, 3/20/43	210	217

Pool #AA6243,

3.50%, 4/20/43	71	72

Pool #AB9443,

3.50%, 11/20/42	261	265

Pool #AD1755,

3.50%, 2/20/43	387	394

Pool #AD8825,

3.50%, 3/20/43	209	212

Pool #AF5097,

4.00%, 8/20/43	551	573

Pool #AJ0645,

3.50%, 7/20/44	177	180

Pool #AJ3643,

4.00%, 10/20/44	482	497

Pool #AO7525,

3.50%, 8/20/45	16	16

Pool #AO7682,

4.00%, 8/20/45	392	404

Pool #BB6965,

3.50%, 7/20/47	337	343

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   128   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association II – 5.8% continued

Pool #BE9902,

4.50%, 6/20/48	$155	$161

Pool #MA0006,

2.50%, 4/20/27	50	49

Pool #MA0022,

3.50%, 4/20/42	214	220

Pool #MA0088,

3.50%, 5/20/42	485	498

Pool #MA0220,

3.50%, 7/20/42	253	259

Pool #MA0318,

3.50%, 8/20/42	468	479

Pool #MA0321,

5.00%, 8/20/42	117	128

Pool #MA0391,

3.00%, 9/20/42	1,067	1,064

Pool #MA0392,

3.50%, 9/20/42	209	213

Pool #MA0698,

3.00%, 1/20/43	252	251

Pool #MA0826,

3.00%, 3/20/28	64	64

Pool #MA0850,

2.50%, 3/20/43	106	103

Pool #MA0851,

3.00%, 3/20/43	364	363

Pool #MA0933,

3.00%, 4/20/43	440	439

Pool #MA0934,

3.50%, 4/20/43	145	149

Pool #MA1011,

3.00%, 5/20/43	427	426

Pool #MA1012,

3.50%, 5/20/43	392	402

Pool #MA1064,

2.50%, 6/20/28	217	215

Pool #MA1089,

3.00%, 6/20/43	451	450

Pool #MA1224,

3.50%, 8/20/43	320	329

Pool #MA1285,

3.50%, 9/20/43	188	194

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA1839,

4.00%, 4/20/44	$98	$103

Pool #MA1920,

4.00%, 5/20/44	104	110

Pool #MA2224,

4.00%, 9/20/44	580	610

Pool #MA2444,

3.00%, 12/20/44	68	68

Pool #MA2521,

3.50%, 1/20/45	293	299

Pool #MA2522,

4.00%, 1/20/45	125	131

Pool #MA2677,

3.00%, 3/20/45	140	139

Pool #MA2753,

3.00%, 4/20/45	383	382

Pool #MA2754,

3.50%, 4/20/45	155	159

Pool #MA2891,

3.00%, 6/20/45	426	427

Pool #MA2892,

3.50%, 6/20/45	147	151

Pool #MA2935,

3.00%, 7/20/30	279	280

Pool #MA2960,

3.00%, 7/20/45	348	347

Pool #MA3034,

3.50%, 8/20/45	425	434

Pool #MA3104,

3.00%, 9/20/45	492	491

Pool #MA3106,

4.00%, 9/20/45	369	387

Pool #MA3172,

3.00%, 10/20/45	92	91

Pool #MA3174,

4.00%, 10/20/45	205	211

Pool #MA3244,

3.50%, 11/20/45	324	331

Pool #MA3245,

4.00%, 11/20/45	760	798

Pool #MA3310,

3.50%, 12/20/45	703	718

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   129   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA3378,

4.50%, 1/20/46	$480	$512

Pool #MA3521,

3.50%, 3/20/46	611	624

Pool #MA3522,

4.00%, 3/20/46	177	182

Pool #MA3596,

3.00%, 4/20/46	344	343

Pool #MA3597,

3.50%, 4/20/46	615	627

Pool #MA3662,

3.00%, 5/20/46	576	574

Pool #MA3663,

3.50%, 5/20/46	367	374

Pool #MA3664,

4.00%, 5/20/46	168	176

Pool #MA3735,

3.00%, 6/20/46	694	691

Pool #MA3736,

3.50%, 6/20/46	475	483

Pool #MA3777,

2.50%, 7/20/31	68	68

Pool #MA3778,

3.00%, 7/20/31	92	92

Pool #MA3802,

3.00%, 7/20/46	822	819

Pool #MA3803,

3.50%, 7/20/46	699	711

Pool #MA3873,

3.00%, 8/20/46	312	311

Pool #MA3874,

3.50%, 8/20/46	328	334

Pool #MA3912,

2.50%, 9/20/31	100	99

Pool #MA3936,

3.00%, 9/20/46	722	720

Pool #MA3937,

3.50%, 9/20/46	1,015	1,032

Pool #MA4002,

2.50%, 10/20/46	53	52

Pool #MA4003,

3.00%, 10/20/46	477	476

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA4067,

2.50%, 11/20/46	$437	$425

Pool #MA4068,

3.00%, 11/20/46	2,293	2,284

Pool #MA4101,

2.50%, 12/20/31	53	53

Pool #MA4125,

2.50%, 12/20/46	30	29

Pool #MA4196,

3.50%, 1/20/47	491	499

Pool #MA4322,

4.00%, 3/20/47	197	204

Pool #MA4382,

3.50%, 4/20/47	158	160

Pool #MA4509,

3.00%, 6/20/47	755	752

Pool #MA4512,

4.50%, 6/20/47	292	306

Pool #MA4624,

3.00%, 8/20/32	74	74

Pool #MA4652,

3.50%, 8/20/47	656	666

Pool #MA4718,

3.00%, 9/20/47	1,767	1,760

Pool #MA4719,

3.50%, 9/20/47	1,027	1,046

Pool #MA4778,

3.50%, 10/20/47	646	656

Pool #MA4838,

4.00%, 11/20/47	93	97

Pool #MA4900,

3.50%, 12/20/47	647	656

Pool #MA4962,

3.50%, 1/20/48	603	612

Pool #MA4963,

4.00%, 1/20/48	226	234

Pool #MA5021,

4.50%, 2/20/48	328	344

Pool #MA5077,

3.50%, 3/20/48	701	712

Pool #MA5137,

4.00%, 4/20/48	97	100

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   130   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA5191,

3.50%, 5/20/48	$407	$412

Pool #MA5264,

4.00%, 6/20/48	243	250

Pool #MA5265,

4.50%, 6/20/48	253	264

Pool #MA5266,

5.00%, 6/20/48	342	359

Pool #MA5330,

4.00%, 7/20/48	321	331

Pool #MA5331,

4.50%, 7/20/48	520	543

Pool #MA5398,

4.00%, 8/20/48	227	234

Pool #MA5399,

4.50%, 8/20/48	250	260

Pool #MA5466,

4.00%, 9/20/48	544	559

Pool #MA5467,

4.50%, 9/20/48	291	304

Pool #MA5528,

4.00%, 10/20/48	312	321

Pool #MA5529,

4.50%, 10/20/48	287	298

Pool #MA5564,

3.50%, 11/20/33	155	159

Pool #MA5595,

4.00%, 11/20/48	109	112

Pool #MA5653,

5.00%, 12/20/48	393	413

Pool #MA5818,

4.50%, 3/20/49	299	311

Pool #MA5931,

4.00%, 5/20/49	578	592

Pool #MA5985,

3.50%, 6/20/49	599	604

Pool #MA6040,

4.00%, 7/20/49	689	705

Pool #MA6217,

2.50%, 10/20/49	249	242

Pool #MA6218,

3.00%, 10/20/49	2,710	2,691

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA6282,

2.50%, 11/20/49	$664	$644

Pool #MA6283,

3.00%, 11/20/49	1,435	1,425

Pool #MA6310,

3.00%, 12/20/34	63	63

Pool #MA6337,

2.50%, 12/20/49	196	190

Pool #MA6338,

3.00%, 12/20/49	2,147	2,131

Pool #MA6339,

3.50%, 12/20/49	1,159	1,168

Pool #MA6408,

2.50%, 1/20/50	518	503

Pool #MA6409,

3.00%, 1/20/50	613	608

Pool #MA6410,

3.50%, 1/20/50	1,163	1,172

Pool #MA6655,

2.50%, 5/20/50	427	415

Pool #MA6709,

2.50%, 6/20/50	1,993	1,936

Pool #MA6765,

2.50%, 7/20/50	2,279	2,213

Pool #MA6819,

2.50%, 8/20/50	1,261	1,225

Pool #MA6820,

3.00%, 8/20/50	1,011	1,003

Pool #MA6865,

2.50%, 9/20/50	3,916	3,803

Pool #MA6866,

3.00%, 9/20/50	6,532	6,483

Pool #MA6930,

2.00%, 10/20/50	1,448	1,383

Pool #MA6931,

2.50%, 10/20/50	3,149	3,058

Pool #MA6994,

2.00%, 11/20/50	1,889	1,806

Pool #MA6995,

2.50%, 11/20/50	2,911	2,827

Pool #MA7051,

2.00%, 12/20/50	2,510	2,398

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   131   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA7052,

2.50%, 12/20/50	$1,768	$1,717

Pool #MA7107,

2.50%, 1/20/36	221	219

Pool #MA7135,

2.00%, 1/20/51	3,149	3,008

Pool #MA7136,

2.50%, 1/20/51	2,027	1,969

Pool #MA7164,

2.00%, 2/20/36	496	482

Pool #MA7192,

2.00%, 2/20/51	3,983	3,804

Pool #MA7193,

2.50%, 2/20/51	931	905

Pool #MA7254,

2.00%, 3/20/51	4,407	4,209

Pool #MA7311,

2.00%, 4/20/51	2,700	2,579

Pool #MA7312,

2.50%, 4/20/51	1,719	1,670

Pool #MA7367,

2.50%, 5/20/51	967	940

Pool #MA7417,

2.00%, 6/20/51	4,655	4,445

Pool #MA7418,

2.50%, 6/20/51	1,827	1,774

Pool #MA7471,

2.00%, 7/20/51	8,598	8,211

Pool #MA7472,

2.50%, 7/20/51	2,834	2,752

Pool #MA7588,

2.00%, 9/20/51	1,946	1,859

Pool #MA7589,

2.50%, 9/20/51	3,868	3,756

Pool #MA7648,

2.00%, 10/20/51	1,471	1,404

Pool #MA7649,

2.50%, 10/20/51	1,852	1,799

Pool #MA7704,

2.00%, 11/20/51	1,971	1,882

Pool #MA7705,

2.50%, 11/20/51	1,965	1,908

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.9% (8) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA7880,

2.00%, 2/20/52	$4,986	$4,762

Pool #MA7881,

2.50%, 2/20/52	4,985	4,841

		154,410

Tennessee Valley Authority – 0.1%

5.25%, 9/15/39	1,650	2,087

Total U.S. Government Agencies

(Cost $840,347)		800,982

U.S. GOVERNMENT OBLIGATIONS – 39.0%

U.S. Treasury Bonds – 8.2%

4.38%, 2/15/38	1,000	1,265

4.50%, 8/15/39	2,000	2,582

4.38%, 11/15/39	2,000	2,542

4.63%, 2/15/40	2,000	2,620

1.13%, 5/15/40	4,500	3,546

4.38%, 5/15/40	2,000	2,545

1.13%, 8/15/40	5,000	3,920

1.38%, 11/15/40	6,000	4,905

1.88%, 2/15/41	7,000	6,233

2.25%, 5/15/41	5,000	4,720

1.75%, 8/15/41	9,000	7,800

3.75%, 8/15/41	4,000	4,703

2.00%, 11/15/41	5,000	4,524

3.13%, 2/15/42	2,000	2,159

2.75%, 8/15/42	3,000	3,051

2.75%, 11/15/42	4,000	4,062

3.63%, 2/15/44	5,000	5,815

3.38%, 5/15/44	5,000	5,614

3.13%, 8/15/44	5,000	5,405

3.00%, 11/15/44	5,000	5,298

2.50%, 2/15/45	5,000	4,870

3.00%, 5/15/45	5,000	5,312

3.00%, 11/15/45	5,000	5,332

2.50%, 2/15/46	3,000	2,937

2.50%, 5/15/46	5,000	4,899

2.25%, 8/15/46	5,000	4,677

2.88%, 11/15/46	5,000	5,257

3.00%, 5/15/47	5,000	5,398

2.75%, 8/15/47	5,000	5,182

2.75%, 11/15/47	5,000	5,188

3.00%, 2/15/48	5,000	5,447

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   132   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 39.0% continued

U.S. Treasury Bonds – 8.2% continued

3.13%, 5/15/48	$5,000	$5,582

3.00%, 8/15/48	5,000	5,459

3.00%, 2/15/49	5,000	5,496

2.88%, 5/15/49	7,000	7,528

2.25%, 8/15/49	5,000	4,754

2.38%, 11/15/49	5,000	4,891

2.00%, 2/15/50	8,000	7,206

1.25%, 5/15/50	9,000	6,713

1.38%, 8/15/50	10,000	7,697

1.63%, 11/15/50	8,000	6,556

1.88%, 2/15/51	3,000	2,621

2.38%, 5/15/51	5,500	5,390

2.00%, 8/15/51	5,000	4,511

1.88%, 11/15/51	5,500	4,825

2.25%, 2/15/52	3,500	3,357

		220,394

U.S. Treasury Notes – 30.8%

1.63%, 4/30/23	10,000	9,982

2.75%, 4/30/23	10,000	10,102

0.13%, 5/15/23	10,000	9,810

2.75%, 5/31/23	15,000	15,145

0.13%, 6/30/23	10,000	9,775

0.13%, 7/31/23	10,000	9,748

0.13%, 8/15/23	10,000	9,737

0.13%, 8/31/23	10,000	9,729

2.75%, 8/31/23	15,000	15,138

0.38%, 10/31/23	5,000	4,860

2.88%, 10/31/23	10,000	10,107

2.75%, 11/15/23	5,000	5,042

0.50%, 11/30/23	10,000	9,720

0.75%, 12/31/23	10,000	9,741

2.63%, 12/31/23	5,000	5,032

0.13%, 1/15/24	10,000	9,622

0.88%, 1/31/24	10,000	9,745

0.13%, 2/15/24	10,000	9,603

2.38%, 2/29/24	10,000	10,011

0.25%, 3/15/24	10,000	9,606

2.25%, 3/31/24	10,000	9,986

0.38%, 4/15/24	10,000	9,606

2.50%, 5/15/24	10,000	10,021

2.00%, 5/31/24	5,000	4,958

2.00%, 6/30/24	15,000	14,862

0.38%, 8/15/24	5,000	4,762

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 39.0% continued

U.S. Treasury Notes – 30.8% continued

2.38%, 8/15/24	$10,000	$9,977

1.50%, 9/30/24	10,000	9,765

0.63%, 10/15/24	5,000	4,773

1.50%, 10/31/24	10,000	9,756

0.75%, 11/15/24	10,000	9,558

2.25%, 11/15/24	10,000	9,938

1.50%, 11/30/24	10,000	9,741

1.00%, 12/15/24	10,000	9,610

1.38%, 1/31/25	10,000	9,692

2.75%, 2/28/25	10,000	10,066

1.75%, 3/15/25	10,000	9,788

0.38%, 4/30/25	5,000	4,682

2.13%, 5/15/25	10,000	9,878

0.25%, 6/30/25	10,000	9,290

0.25%, 7/31/25	10,000	9,271

0.25%, 8/31/25	10,000	9,252

3.00%, 9/30/25	10,000	10,154

0.38%, 11/30/25	10,000	9,245

2.63%, 12/31/25	10,000	10,036

0.38%, 1/31/26	10,000	9,214

1.63%, 2/15/26	10,000	9,666

0.50%, 2/28/26	10,000	9,245

0.75%, 3/31/26	10,000	9,325

0.75%, 4/30/26	10,000	9,314

1.63%, 5/15/26	10,000	9,649

0.88%, 6/30/26	10,000	9,340

0.63%, 7/31/26	10,000	9,227

1.50%, 8/15/26	10,000	9,583

0.75%, 8/31/26	5,000	4,634

1.63%, 9/30/26	10,000	9,629

1.13%, 10/31/26	10,000	9,406

2.00%, 11/15/26	10,000	9,781

2.25%, 2/15/27	10,000	9,895

1.13%, 2/28/27	10,000	9,383

0.50%, 5/31/27	10,000	9,050

2.25%, 8/15/27	10,000	9,892

0.50%, 8/31/27	5,000	4,504

0.50%, 10/31/27	10,000	8,977

0.63%, 11/30/27	10,000	9,028

0.63%, 12/31/27	5,000	4,508

0.75%, 1/31/28	5,000	4,536

2.75%, 2/15/28	10,000	10,155

1.25%, 3/31/28	10,000	9,327

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   133   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 39.0% continued

U.S. Treasury Notes – 30.8% continued

2.88%, 5/15/28	$10,000	$10,233

1.25%, 6/30/28	5,000	4,651

1.00%, 7/31/28	10,000	9,150

2.88%, 8/15/28	5,000	5,123

1.13%, 8/31/28	10,000	9,213

1.25%, 9/30/28	10,000	9,280

3.13%, 11/15/28	10,000	10,412

1.50%, 11/30/28	5,000	4,710

1.38%, 12/31/28	10,000	9,346

1.75%, 1/31/29	5,000	4,788

2.63%, 2/15/29	10,000	10,120

2.38%, 5/15/29	5,000	4,986

1.63%, 8/15/29	5,000	4,742

1.75%, 11/15/29	5,000	4,784

1.50%, 2/15/30	10,000	9,375

0.63%, 5/15/30	10,000	8,719

0.63%, 8/15/30	10,000	8,686

0.88%, 11/15/30	15,000	13,283

1.13%, 2/15/31	10,000	9,029

1.63%, 5/15/31	15,000	14,122

1.25%, 8/15/31	12,000	10,909

1.38%, 11/15/31	12,000	11,010

1.88%, 2/15/32	10,000	9,603

		824,464

Total U.S. Government Obligations

(Cost $1,088,106)		1,044,858

MUNICIPAL BONDS – 0.7%

Arizona – 0.0%

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Build America Bonds,

4.84%, 1/1/41	110	130

California – 0.3%

Bay Area Toll Authority Toll Bridge Subordinate Revenue Bonds, Series S1, Build America Bonds,

7.04%, 4/1/50	150	231

Bay Area Toll Authority Toll Bridge Taxable Revenue Bonds, Series S3, Build America Bonds,

6.91%, 10/1/50	150	232

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.7% continued

California – 0.3% continued

California State G.O. Unlimited Bonds, Build America Bonds,

7.30%, 10/1/39	$920	$1,295

7.63%, 3/1/40	405	596

7.60%, 11/1/40	400	609

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds,

7.55%, 4/1/39	585	867

East Bay Municipal Utility District Water System Subordinated Revenue Bonds, Build America Bonds,

5.87%, 6/1/40	300	387

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds,

6.75%, 8/1/49	150	226

Los Angeles Unified School District G.O. Unlimited Bonds, Series RY, Build America Bonds,

6.76%, 7/1/34	290	368

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds,

5.75%, 7/1/34	335	397

San Diego County Water Authority Financing Agency Water Revenue Bonds, Build America Bonds,

6.14%, 5/1/49	100	135

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds,

6.95%, 11/1/50	75	111

University of California Revenue Bonds, Build America Bonds,

5.95%, 5/15/45	150	188

University of California Taxable General Revenue Bonds, Series AD,

4.86%, 5/15/12(6)	1,000	1,116

		6,758

Connecticut – 0.0%

Connecticut State Taxable G.O. Unlimited Bonds, Series A,

5.85%, 3/15/32	300	356

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   134   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.7% continued

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds,

5.59%, 12/1/34	$30	$35

Georgia – 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, Build America Bonds,

6.66%, 4/1/57	98	133

Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds,

6.64%, 4/1/57	67	89

7.06%, 4/1/57	292	384

		606

Illinois – 0.1%

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding Taxable Revenue Bonds, Series A,

6.90%, 12/1/40	300	386

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds,

6.20%, 12/1/40	140	173

Illinois State Taxable Pension G.O. Unlimited Bonds,

5.10%, 6/1/33	705	750

		1,309

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds,

4.50%, 8/1/31	250	273

Massachusetts State School Building Authority Sales TRB, Build America Bonds,

5.72%, 8/15/39	100	125

		398

Mississippi – 0.0%

Mississippi State G.O. Unlimited Bonds, Series F, Build America Bonds,

5.25%, 11/1/34	100	116

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.7% continued

Nevada – 0.0%

Clark County Airport System Taxable Revenue Bonds, Series C, Build America Bonds,

6.82%, 7/1/45	$200	$289

New Jersey – 0.0%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds,

6.56%, 12/15/40	200	261

New Jersey State Turnpike Authority Taxable Revenue Bonds, Build America Bonds,

7.41%, 1/1/40	125	182

Rutgers State University Revenue Bonds, Build America Bonds,

5.67%, 5/1/40	145	176

		619

New York – 0.1%

Metropolitan Transportation Authority Dedicated Tax Fund Taxable Revenue Bonds, Build America Bonds,

7.34%, 11/15/39	75	110

Metropolitan Transportation Authority Taxable Revenue Bonds, Build America Bonds,

6.81%, 11/15/40	60	77

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds,

5.75%, 6/15/41	200	262

5.72%, 6/15/42	250	328

New York City Transitional Finance Authority Future Taxable Revenue Bonds, Build America Bonds,

5.77%, 8/1/36	300	348

New York G.O. Unlimited Bonds, Build America Bonds,

5.52%, 10/1/37	100	120

New York State Dormitory Authority Personal Income TRB, Series D, Build America Bonds,

5.60%, 3/15/40	250	305

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   135   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.7% continued

New York – 0.1% continued

New York State Dormitory Authority State Personal Income Tax Build America Revenue Bonds, Unrefunded Balance,

5.63%, 3/15/39	$75	$89

New York State Urban Development Corp. Taxable Revenue Bonds, Build America Bonds,

5.77%, 3/15/39	100	114

Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds,

5.65%, 11/1/40	350	427

Port Authority of New York & New Jersey Consolidated 165th Taxable Revenue Bonds,

5.65%, 11/1/40	200	244

Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds,

4.93%, 10/1/51	250	300

		2,724

Ohio – 0.1%

American Municipal Power-Ohio, Inc., Revenue Bonds, Subseries B, Build America Bonds,

6.45%, 2/15/44	200	262

American Municipal Power-Ohio, Inc., Taxable Revenue Bonds, Series B, Build America Bonds, Combined Hydroelectric Projects,

8.08%, 2/15/50	300	497

Ohio State University Revenue Bonds, Series C, Build America Bonds,

4.91%, 6/1/40	190	221

Ohio State University Taxable Revenue Bonds, Series A,

4.80%, 6/1/11(3)	200	229

Ohio State Water Quality Development Authority Pollution Control Taxable Revenue Bonds, Series B-2, Loan Fund,

4.88%, 12/1/34	90	99

		1,308

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.7% continued

Oregon – 0.0%

Oregon State Department of Transportation Highway Subordinate Lien User Taxable Revenue Bonds, Series A, Build America Bonds,

5.83%, 11/15/34	$200	$245

Pennsylvania – 0.0%

State Public School Building Authority Taxable Revenue Bonds, Series A, Qualified School Construction Bonds,

5.00%, 9/15/27	200	217

Tennessee – 0.0%

Metropolitan Government of Nashville & Davidson County Convention Center Authority Subordinate Taxable Revenue Bonds, Series B, Build America Bonds,

6.73%, 7/1/43	100	132

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds,

5.02%, 12/1/48	180	214

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF, Gtd.),

6.45%, 2/15/35	200	214

Houston Pension Taxable G.O. Limited Refunding Bonds, Series A,

6.29%, 3/1/32	230	272

North Texas Tollway Authority Revenue Bonds, Build America Bonds,

6.72%, 1/1/49	125	185

San Antonio Electric & Gas Revenue Bonds, Build America Bonds,

5.99%, 2/1/39	200	255

Texas State Taxable G.O. Unlimited Bonds, Build America Bonds,

5.52%, 4/1/39	200	253

Texas Transportation Commission State Highway Fund Taxable Revenue Bonds, Series B, First Tier,

5.18%, 4/1/30	300	334

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   136   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.7% continued

Texas – 0.1% continued

University of Texas Revenue Bonds, Series C, Build America Bonds,

4.79%, 8/15/46	$100	$120

		1,847

Utah – 0.0%

Utah State G.O. Unlimited Bonds, Series B, Build America Bonds,

3.54%, 7/1/25	95	96

Virginia – 0.0%

University of Virginia University Taxable Revenue Refunding Bonds,

2.26%, 9/1/50	1,000	793

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Build America Bonds,

5.49%, 11/1/39	80	100

Washington State Convention Center Public Facilities District Revenue Bonds, Build America Bonds,

6.79%, 7/1/40	100	124

Washington State G.O. Unlimited Bonds, Series F, Build America Bonds,

5.14%, 8/1/40	100	118

		342

Total Municipal Bonds

(Cost $15,601)		18,320

	NUMBER OF SHARES	VALUE (000S)

OTHER – 0.0%

Escrow Lehman Brothers Holdings Capital Trust VII(14) (15)	50,000	$—

Total Other

(Cost $39)		—

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.06%(16) (17)	89,070,603	$89,071

Total Investment Companies

(Cost $89,071)		89,071

Total Investments – 102.3%

(Cost $2,844,607)		2,740,150

Liabilities less Other Assets – (2.3%)		(62,440)

NET ASSETS – 100.0%		$2,677,710

(1)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2022.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Century bond maturing in 2111.
(4)	Century bond maturing in 2114.
(5)	Century bond maturing in 2116.
(6)	Century bond maturing in 2112.
(7)	Zero coupon bond.
(8)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(9)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(10)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.
(11)	Principal Amount and Value rounds to less than one thousand.
(12)	When-Issued Security. Coupon rate is not in effect at March 31, 2022.
(13)	Principal amount is less than one thousand.
(14)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(15)	Issuer has defaulted on terms of debt obligation.
(16)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(17)	7-day current yield as of March 31, 2022 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

Gtd. - Guaranteed

ICE - Intercontinental Exchange

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   137   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued	MARCH 31, 2022

LIBOR - London Interbank Offered Rate

PSF - Permanent School Fund

SOFR - Secured Overnight Financing Rate

TBA - To be announced

TRB - Tax Revenue Bonds

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Asset-Backed Securities	1.5%

Corporate Bonds	21.1%

Foreign Issuer Bonds	6.8%

U.S. Government Agencies	29.9%

U.S. Government Obligations	39.0%

Municipal Bonds	0.7%

Other	0.0%

Investment Companies	3.3%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-Backed Securities(1)	$—	$40,340	$—	$40,340

Corporate Bonds(1)	—	564,572	—	564,572

Foreign Issuer Bonds(1)	—	182,007	—	182,007

U.S. Government Agencies(1)	—	800,982	—	800,982

U.S. Government Obligations(1)	—	1,044,858	—	1,044,858

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds(1)	$—	$18,320	$—	$18,320

Investment Companies	89,071	—	—	89,071

Total Investments	$89,071	$2,651,079	$—	$2,740,150

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   138   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 95.5%

California – 95.5%

Alameda County Joint Powers Authority Lease Revenue Bonds, Series A, Multiple Capital Projects,

4.00%, 12/1/24	$850	$878

Alameda County Unified School District G.O. Unlimited Bonds, Series B, Election of 2014,

5.00%, 8/1/42	2,000	2,260

Albany Unified School District G.O. Unlimited Bonds, Series B, Measure B, Election of 2016,

5.00%, 8/1/43	1,000	1,102

Anaheim Housing & Public Improvement Authority Revenue Refunding Bonds, Series B,

5.00%, 10/1/28	2,000	2,066

Azusa Unified School District G.O. Unlimited Bonds, Series C, Election of 2014,

5.00%, 8/1/44	1,700	1,973

Bay Area Toll Authority Subordinate Toll Bridge Revenue Refunding Bonds, Series S-H, Prerefunded,

5.00%, 4/1/29(1)	2,000	2,373

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, San Francisco Bay Area,

2.95%, 4/1/26(2) (3) (4)	19,975	20,405

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, San Francisco Bay Area Toll,

2.00%, 4/1/24(2) (3) (4)	7,620	7,603

2.13%, 4/1/25(2) (3) (4)	16,700	16,646

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, Series F-2,

2.60%, 4/1/56	3,500	2,678

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1,

4.00%, 8/1/31(2) (3) (4)	3,500	3,786

California Community Choice Financing Authority Revenue Bonds, Clean Energy Project, Green Bonds,

4.00%, 12/1/27(2) (3) (4)	1,400	1,480

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Series A,

5.00%, 6/1/29	$310	$352

5.00%, 6/1/30	300	344

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Sonoma County Securitization,

5.00%, 6/1/27	325	361

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A,

4.00%, 3/20/33	965	1,022

California HFA Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates,

3.50%, 11/20/35	1,725	1,799

California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2021-2, Class A Social Certificates (FHLMC Insured),

3.75%, 3/25/35	1,988	2,127

California Housing Finance Agency Municipal Social Certificates Revenue Bonds, Class A,

3.25%, 8/20/36	1,492	1,493

California School Finance Authority Educational Facilities Revenue Bonds, Series A,

4.00%, 7/1/40	800	836

California School Finance Authority Educational Facilities Revenue Bonds, Series A, Kipp Socal Public School Projects,

5.00%, 7/1/39	1,000	1,117

California School Finance Authority School Facility Revenue Refunding Bonds, Granada Hills Charter Obligated Group,

4.00%, 7/1/38	465	483

California State Department of Veterans Affairs Home Purchase Taxable Revenue Refunding Bonds, Series A,

0.59%, 6/1/24	1,350	1,297

0.92%, 12/1/25	1,000	941

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   139   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

California State Department of Water Resources Central Valley Project Revenue Bonds, Series AR, Prerefunded,

4.00%, 6/1/24(1)	$1,795	$1,876

California State Earthquake Authority Taxable Revenue Bonds, Series B,

1.33%, 7/1/22	1,500	1,502

California State Educational Facilities Authority Revenue Bonds, Art Center College of Design,

4.00%, 12/1/46	2,350	2,431

California State Enterprise Development Authority Lease Revenue Bonds, Riverside County Library Facilities Project,

3.00%, 11/1/44	3,000	2,844

4.00%, 11/1/49	1,900	2,008

California State G.O. Unlimited Refunding Bonds,

5.00%, 9/1/27	1,845	2,076

5.00%, 10/1/27	1,850	2,131

5.00%, 8/1/28	4,000	4,584

5.00%, 3/1/35	3,500	4,129

California State G.O. Unlimited Refunding Bonds, Bid Group C,

5.00%, 8/1/27	2,000	2,247

5.00%, 8/1/28	7,000	7,857

California State G.O. Unlimited Various Purpose Refunding Bonds,

5.00%, 10/1/26	2,750	2,953

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, Prerefunded,

5.00%, 11/15/25(1)	1,200	1,325

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars Sinai Health System,

3.00%, 8/15/51	1,500	1,384

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center,

5.00%, 11/15/27	250	276

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

California State Health Facilities Financing Authority Revenue Refunding Bonds, Children’s Hospital of Orange County,

5.00%, 11/1/28	$700	$817

California State Health Facilities Financing Authority Revenue Refunding Bonds, Providence St. Joseph Health,

2.00%, 10/1/25(2) (3) (4)	2,450	2,439

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series B, Sutter Health,

5.00%, 11/15/35	2,500	2,791

California State Health Facilities Financing Authority Revenue Refunding Bonds, Sutter Health, Prerefunded,

5.00%, 11/15/26(1)	1,215	1,367

California State Health Facilities Financing Authority Revenue Refunding Bonds, Sutter Health, Unrefunded Balance,

5.00%, 11/15/46	1,785	1,980

California State Health Facilities Financing Authority Variable Revenue Refunding Bonds, Stanford Health Care,

3.00%, 8/15/25(2) (3) (4)	600	617

California State Infrastructure & Economic Development Bank Revenue Bonds, Equitable School Revolving Fund,

5.00%, 11/1/39	550	614

California State Infrastructure & Economic Development Bank Revenue Bonds, UCSF 2130 Third Street,

5.00%, 5/15/36	1,000	1,148

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Los Angeles Museum of Art Project,

1.20%, 6/1/28(2) (3) (4)	3,000	2,684

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   140   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

California State Municipal Finance Authority MFH Revenue Bonds, Pass-Through Park Western Apartments (FNMA Insured),

2.65%, 8/1/36	$3,399	$3,203

California State Municipal Finance Authority Revenue Bonds, California Institute of the Arts,

4.00%, 10/1/46	500	516

California State Municipal Finance Authority Revenue Bonds, Humangood, California Obligated Group,

3.00%, 10/1/46	1,000	880

California State Municipal Finance Authority Revenue Bonds, Series A, National University,

5.00%, 4/1/36	2,245	2,573

California State Municipal Finance Authority Revenue Refunding Bonds, Southwestern Law School,

4.00%, 11/1/41	400	415

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village,

5.00%, 5/15/39	1,500	1,648

California State School Finance Authority Charter School Revenue Bonds, Aspire Public Schools Obligated Group,

4.00%, 8/1/36(5)	325	337

California State Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, CHF-Irvine, LLC-Phase I (BAM Insured),

5.00%, 5/15/33	6,630	7,732

California State University Revenue Bonds, Series A,

5.00%, 11/1/31	2,670	3,152

California State University Taxable Revenue Refunding Bonds, Series B,

1.14%, 11/1/26	1,175	1,075

California State Various Purpose G.O. Unlimited Bonds,

5.00%, 10/1/23	500	524

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

5.00%, 11/1/28	$4,000	$4,605

4.00%, 10/1/34	3,500	3,857

5.25%, 10/1/39	1,500	1,666

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded,

5.75%, 8/1/23(1)	1,000	1,052

Central Unified School District G.O. Unlimited Bonds, Series B, Election of 2016,

4.00%, 8/1/48	1,000	1,051

Coachella Valley Water District Revenue COPS, Series A, Oasis Project,

4.00%, 8/1/46	2,250	2,420

Contra Costa Community College District G.O. Unlimited Bonds, Series B-2,

3.00%, 8/1/35	775	781

CSCDA Community Improvement Authority Essential Housing Senior Revenue Bonds, Crescent West Hollywood,

3.25%, 7/1/43	1,000	840

CSCDA Taxable Revenue Refunding Bonds, Front Porch Community,

1.51%, 4/1/26	1,000	936

Davis Joint Unified School District G.O. Unlimited Bonds (BAM Insured),

3.00%, 8/1/31	2,025	2,085

Desert Community College District G.O. Unlimited Bonds, Riverside & Imperial County, Prerefunded,

5.00%, 8/1/23(1)	1,125	1,174

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/39	1,330	1,509

El Camino Community College District G.O. Unlimited CABS, Series C, Election of 2002,

0.00%, 8/1/23(6)	9,940	9,694

Evergreen School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/46	1,000	1,143

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   141   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

Fremont Unified School District Alameda County G.O. Unlimited Bonds, Series D,

2.00%, 8/1/35	$3,985	$3,393

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A,

3.00%, 8/1/39	2,000	1,933

Golden State Tobacco Securitization Corp. Tobacco Settlement Taxable Revenue Refunding Bonds (State Appropriation Insured),

1.60%, 6/1/26	1,250	1,170

Golden State Tobacco Securitization Corp. Tobacco Settlement Taxable Revenue Refunding Bonds, Series A-1,

2.16%, 6/1/26	1,000	955

Hartnell Community College District G.O. Unlimited Bonds, Series B,

3.00%, 8/1/45	2,500	2,303

Hayward Unified School District G.O. Unlimited Bonds (AGM Insured),

4.00%, 8/1/45	2,000	2,087

Imperial Irrigation District Electric Revenue Bonds, Series B-1,

5.00%, 11/1/46	2,500	2,771

Kern Community College District G.O. Unlimited CABS-BANS,

0.00%, 8/1/23(6)	2,250	2,175

Lodi Unified School District G.O. Unlimited Bonds, Series 2020, Election of 2016,

3.00%, 8/1/43	2,750	2,544

Long Beach Community College District G.O. Unlimited Refunding Bonds, Series F,

5.00%, 6/1/27	1,100	1,204

Long Beach Harbor Revenue Bonds, Series A (AMT),

5.00%, 5/15/30	1,300	1,446

Long Beach Harbor Revenue Refunding Bonds, Series C,

5.00%, 5/15/47	3,000	3,374

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

Los Angeles Community College District G.O. Unlimited Bonds, Series K, Election of 2008,

3.00%, 8/1/39	$2,200	$2,166

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Multiple Capital Projects II,

5.00%, 8/1/24	945	957

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series D,

5.00%, 12/1/29	1,665	1,837

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series E-1,

5.00%, 12/1/44	3,405	3,990

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B,

5.00%, 12/1/29	2,630	2,902

5.00%, 12/1/31	2,000	2,202

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International,

5.00%, 5/15/23	500	517

5.00%, 5/15/24	500	529

5.00%, 5/15/30	1,465	1,661

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport,

5.25%, 5/15/31	2,000	2,273

5.00%, 5/15/44	1,500	1,667

Los Angeles Department of Airports Airport Subordinate Revenue Refunding Bonds, Series A (AMT), P3 Project,

5.00%, 5/15/46	1,000	1,133

Los Angeles Department of Airports Airport Subordinate Revenue Refunding Bonds, Series D (AMT),

5.00%, 5/15/32	3,000	3,518

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT),

5.00%, 5/15/27	7,435	8,302

5.00%, 5/15/28	7,630	8,645

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   142   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

5.00%, 5/15/29	$1,000	$1,131

Los Angeles Department of Airports Senior Revenue Bonds, Series B,

5.00%, 5/15/27	640	695

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series B,

5.00%, 7/1/40	2,500	2,939

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B,

4.00%, 7/1/29	2,075	2,324

5.00%, 7/1/43	1,850	2,111

5.00%, 7/1/46	3,000	3,526

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), Private Activity,

5.00%, 8/1/25	6,750	7,332

Los Angeles Unified School District G.O. Unlimited Bonds, Series B-1, Election of 2008,

5.00%, 7/1/29	1,500	1,723

5.00%, 7/1/30	190	218

Los Angeles Unified School District G.O. Unlimited Bonds, Series C,

5.00%, 7/1/29	500	592

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A,

3.00%, 7/1/27	1,000	1,043

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series B,

5.00%, 7/1/26	700	783

Los Rios Community College District G.O. Unlimited Bonds, Series D,

3.00%, 8/1/44	2,000	1,897

Los Rios Community College District G.O. Unlimited Bonds, Series E,

3.00%, 8/1/35	1,450	1,461

Menifee Special Tax, Community Facilities District McCall,

3.00%, 9/1/42	385	327

4.00%, 9/1/51	1,000	1,003

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

Metropolitan Water District of Southern California Subordinate Revenue Refunding Bonds, Series A,

2.50%, 7/1/27	$6,650	$6,780

Modesto Irrigation District Financing Authority Electric System Revenue Bonds, Series A,

5.00%, 10/1/26	1,490	1,635

5.00%, 10/1/27	1,130	1,240

5.00%, 10/1/28	2,770	3,038

Modesto Irrigation District Financing Authority Electric System Revenue Refunding Bonds, Series B,

5.00%, 10/1/28	2,150	2,511

Modesto Irrigation District Financing Authority Revenue Refunding Bonds, Series G, Domestic Water Project (AGM Insured),

5.00%, 9/1/22	1,445	1,468

Monterey County Public Facilities Financing COPS,

5.00%, 10/1/27	1,000	1,102

5.00%, 10/1/28	670	737

Moulton-Niguel Water District COPS,

2.25%, 9/1/45	2,800	2,162

2.25%, 9/1/51	1,000	729

Natomas Unified School District G.O. Unlimited Bonds (AGM Insured),

3.00%, 8/1/39	1,655	1,632

3.00%, 8/1/40	2,325	2,252

3.00%, 8/1/41	2,590	2,499

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/25	1,690	1,804

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014 (BAM Insured),

5.00%, 8/1/33	1,185	1,317

Natomas Unified School District G.O. Unlimited Bonds, Series A (AGM Insured),

4.00%, 8/1/45	3,000	3,182

Natomas Unified School District G.O. Unlimited Refunding Bonds (BAM Insured),

5.00%, 8/1/31	3,620	4,030

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   143   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(2) (3) (4)	$3,195	$3,284

Oakland Unified School District Alameda County G.O. Unlimited Bonds, Series A,

5.00%, 8/1/22	750	760

5.00%, 8/1/24	600	641

Orange County Local Transportation Authority Sales TRB,

5.00%, 2/15/33	3,000	3,519

Oxnard Union High School District G.O. Unlimited Bonds, Series A, Election of 2018, Prerefunded,

5.00%, 8/1/26(1)	3,000	3,369

Oxnard Union High School District G.O. Unlimited Bonds, Series B,

5.00%, 8/1/45	2,000	2,311

Palm Springs Unified School District G.O. Unlimited Bonds, Series D, Election of 2008,

2.00%, 8/1/27	1,970	1,956

Paso Robles Joint Unified School District G.O. Unlimited Bonds, Series A,

4.00%, 8/1/43	4,220	4,503

4.00%, 8/1/46	5,950	6,321

Perris Union High School District G.O. Unlimited Bonds, Series C, Election of 2012,

3.00%, 9/1/39	800	773

3.00%, 9/1/40	875	842

Placentia-Yorba Linda Unified School District G.O. Unlimited Refunding Bonds,

5.00%, 8/1/26	1,000	1,098

Placentia-Yorba Linda Unified School District Taxable G.O. Unlimited Refunding Bonds, Series B,

1.07%, 8/1/26	650	603

Redlands Unified School District G.O. Unlimited Refunding Bonds, San Bernandino County,

3.00%, 7/1/30	2,295	2,366

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

Redwood City Public Facilities & Infrastructure Authority Lease Revenue Bonds, Veterans Memorial Building,

3.00%, 6/1/41	$2,230	$2,137

Richmond Joint Powers Financing Authority Revenue Refunding Bonds, Series A, Civic Center Project (AGM Insured),

5.00%, 11/1/24	600	640

5.00%, 11/1/25	1,000	1,090

5.00%, 11/1/26	750	833

Riverside County Asset Leasing Corp. Lease Revenue Bonds, Series 2013 A, Public Defender & Probation Building, Prerefunded,

5.25%, 11/1/23(1)	800	843

Riverside County TRANS,

2.00%, 6/30/22	2,300	2,306

Riverside County Transportation Commission Revenue Refunding Bonds, Series A,

3.00%, 6/1/26	5,500	5,622

Riverside County Transportation Commission Sales Tax Revenue Refunding Bonds, Series B,

5.00%, 6/1/30	2,500	2,891

Riverside Public Financing Authority Local Measure A Sales Tax Revenue COPS, Riverside Payment Rehabilitation (AGM Insured),

5.25%, 6/1/24	615	640

Sacramento City Unified School District G.O. Unlimited Bonds, Measure Q, Election of 2021 (AGM Insured),

4.00%, 8/1/41	850	919

Sacramento City Unified School District G.O. Unlimited Refunding Bonds (AGM Insured),

4.00%, 7/1/27	350	379

Sacramento County Airport System Revenue Refunding Bonds, Series A,

5.00%, 7/1/29	565	646

5.00%, 7/1/31	500	570

Sacramento County Airport System Revenue Refunding Bonds, Series B,

5.00%, 7/1/29	680	777

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   144   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

Sacramento County Sanitation Districts Financing Authority Revenue Refunding Bonds,

5.00%, 12/1/33	$2,000	$2,455

San Diego Association of Governments Capital Grant Receipts Revenue Bonds, Mid Coast Corridor, Green Bonds,

5.00%, 11/15/26	1,000	1,096

San Diego Association of Governments South Bay Expressway Toll Senior Lien Revenue Bonds, Series A,

5.00%, 7/1/29	850	965

5.00%, 7/1/37	1,000	1,136

San Diego County Regional Transportation Commission Sales Tax Subordinate Revenue Refunding Bonds, Series A,

3.00%, 10/1/22	1,750	1,767

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Ballpark,

5.00%, 10/15/30	1,040	1,139

San Diego Unified School District G.O. Unlimited Bonds, Series D-2, Election of 2018,

3.00%, 7/1/37	1,715	1,692

San Diego Unified School District G.O. Unlimited Bonds, Series I, Election of 2012,

5.00%, 7/1/41	3,380	3,828

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election of 1998 (AGM Insured),

5.50%, 7/1/27	1,500	1,754

San Francisco Bay Area Rapid Transit District G.O. Unlimited Bonds, Green Bonds,

5.00%, 8/1/31	2,000	2,389

San Francisco Bay Area Rapid Transit District Sales Tax Revenue Refunding Bonds, Series A,

5.00%, 7/1/32	1,500	1,633

San Francisco Bay Area Rapid Transit District Sales TRB, Series A,

3.00%, 7/1/44	2,000	1,922

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/38	$3,000	$3,347

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT),

5.00%, 5/1/50	1,355	1,487

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT),

5.00%, 5/1/24	1,095	1,098

5.00%, 5/1/30	1,750	2,020

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Series D (AMT),

5.00%, 5/1/25	1,000	1,076

San Francisco City & County COPS, Multiple Capital Projects,

2.00%, 10/1/33	2,800	2,471

San Francisco City & County G.O. Unlimited Bonds, Series C,

3.00%, 6/15/30	5,415	5,529

San Francisco City & County G.O. Unlimited Refunding Bonds, Series R1,

5.00%, 6/15/22	1,000	1,008

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, Series D, Green Bonds,

5.00%, 11/1/32	1,375	1,568

San Francisco City & County Unified School District G.O. Unlimited Bonds, Proposition A, Series F&C,

3.25%, 6/15/32	1,500	1,531

San Francisco County Transportation Authority Sales TRB,

3.00%, 2/1/30	5,000	5,149

San Francisco Municipal Transportation Agency Taxable Revenue Refunding Bonds, Series A,

1.30%, 3/1/28	725	655

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   145   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

San Jacinto Unified School District G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 8/1/26	$1,055	$1,124

San Joaquin Hills Transportation Corridor Agency Toll Road Senior Lien Revenue Refunding Bonds,

4.00%, 1/15/34	1,000	1,085

San Joaquin Hills Transportation Corridor Agency Toll Road Senior Taxable Revenue Refunding Bonds, Series B (AGM Insured),

2.15%, 1/15/27	2,415	2,305

San Jose Financing Authority Lease Revenue Refunding Bonds, Fire Department Training Center,

4.00%, 10/1/26	250	271

San Jose G.O. Unlimited Refunding Bonds, Series C,

5.00%, 9/1/31	1,900	2,229

San Mateo-Foster City Public Financing Authority Wastewater Revenue Bonds, Series B,

5.00%, 8/1/25	1,995	2,187

San Mateo-Foster City School District G.O. Unlimited Bonds, Series A,

3.00%, 8/1/40	500	481

San Rafael Elementary School District G.O. Unlimited Bonds, Series B, Election of 2015,

4.50%, 8/1/42	1,750	1,951

Santa Clara County Financing Authority Revenue Bonds, Series A,

3.00%, 5/1/39	2,000	1,933

Santa Clara County Financing Authority Revenue Refunding Bonds, Series Q,

3.00%, 5/15/35	2,500	2,527

Santa Clarita Community College District G.O. Unlimited Bonds,

3.00%, 8/1/44	1,000	939

Santa Rosa Elementary School District G.O. Unlimited Bonds, Series D, Election of 2014 (AGM Insured),

5.00%, 8/1/43	1,145	1,261

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

Santa Rosa High School District G.O. Unlimited Bonds, Series C, Election of 2014 (AGM Insured),

5.00%, 8/1/43	$1,000	$1,101

Silicon Valley Clean Water Wastewater Revenue Bonds, Series B,

0.50%, 3/1/26	3,000	2,759

South San Francisco Public Facilities Financing Authority Revenue Bonds, Community Civic Campus and Multiple Capital Lease Projects,

4.00%, 6/1/41	1,000	1,076

Southern California Financing Authority Water Replenishment Assessment Revenue Bonds,

5.00%, 8/1/43	2,000	2,307

Stockton Public Financing Authority Parking Revenue Refunding Bonds,

5.00%, 3/1/32	555	621

5.00%, 3/1/33	600	669

5.00%, 3/1/47	1,125	1,224

Tobacco Securitization Authority Tobacco Settlement Senior Revenue Refunding Bonds, Sacramento County,

4.00%, 6/1/35	500	528

4.00%, 6/1/36	750	790

Transbay Joint Powers Authority Senior Tax Allocation Bonds, Green Bonds,

5.00%, 10/1/29	465	548

5.00%, 10/1/34	600	706

Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds,

5.00%, 1/1/28	625	666

University of California General Revenue Bonds, Series AF, Prerefunded,

5.00%, 5/15/23(1)	1,220	1,264

University of California Regents Medical Center Pooled Taxable Revenue Refunding Bonds, Series M,

2.46%, 5/15/26	1,785	1,751

Ventura County Public Financing Authority Lease Revenue Bonds, Series B,

5.00%, 11/1/24	1,060	1,114

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   146   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 95.5% continued

California – 95.5% continued

Ventura Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/29	$640	$764

5.00%, 8/1/30	680	811

5.00%, 8/1/31	710	844

Vernon Electric System Revenue Bonds, Series A, 5.00%, 4/1/28	700	787

Visalia Unified School District COPS (AGM Insured), 3.00%, 5/1/27	1,525	1,526

Yucaipa Valley Water District Water System Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 9/1/25(1)	1,000	1,099

		461,849

Total Municipal Bonds

(Cost $478,278)		461,849

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(7) (8)	16,391,306	$16,391

Total Investment Companies

(Cost $16,391)		16,391

Total Investments – 98.9%

(Cost $494,669)		478,240

Other Assets less Liabilities – 1.1%		5,170

NET ASSETS – 100.0%		$483,410

(1)	Maturity date represents the prerefunded date.
(2)	Maturity date represents the puttable date.
(3)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(4)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.
(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(6)	Zero coupon bond.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2022 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CSCDA - California Statewide Communities Development Authority

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

HFA - Housing Finance Authority

MFH - Multi-Family Housing

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Municipal Bonds	95.5%

Investment Companies	3.4%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   147   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Municipal Bonds	$ —	$461,849	$—	$461,849

Investment Companies	16,391	—	—	16,391

Total Investments	$16,391	$461,849	$—	$478,240

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   148   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 90.1%

California – 90.1%

Alameda County Unified School District G.O. Unlimited Bonds, Series B, Election of 2014,

5.00%, 8/1/42	$500	$565

Albany Unified School District G.O. Unlimited Bonds, Series B, Measure B, Election of 2016,

4.00%, 8/1/46	1,000	1,050

Bay Area Toll Authority Subordinate Toll Bridge Revenue Bonds, Series S-4, Prerefunded,

5.25%, 4/1/23(1)	1,250	1,295

Bay Area Toll Authority Subordinate Toll Bridge Revenue Refunding Bonds, Series S-H, Prerefunded,

5.00%, 4/1/29(1)	1,000	1,186

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, San Francisco Bay Area,

2.95%, 4/1/26(2) (3) (4)	5,500	5,618

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, Series F-2,

2.60%, 4/1/56	1,500	1,148

Beaumont Unified School District G.O. Unlimited Bonds, Series D, Election of 2008 (BAM Insured), Prerefunded,

5.25%, 2/15/27(1)	1,500	1,719

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1,

4.00%, 8/1/31(2) (3) (4)	1,500	1,623

California Community Choice Financing Authority Revenue Bonds, Clean Energy Project, Green Bonds,

4.00%, 12/1/23	400	411

4.00%, 12/1/27(2) (3) (4)	600	634

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Series A,

4.00%, 6/1/35	885	939

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.1% continued

California – 90.1% continued

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Sonoma County Securitization,

5.00%, 6/1/29	$310	$352

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A,

4.00%, 3/20/33	965	1,022

California HFA Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates,

3.50%, 11/20/35	1,232	1,285

California Housing Finance Agency Municipal Social Certificates Revenue Bonds, Class A,

3.25%, 8/20/36	746	746

California School Finance Authority Educational Facilities Revenue Bonds, Granada Hills Charter Obligated Group,

5.00%, 7/1/54	1,200	1,279

California School Finance Authority Educational Facilities Revenue Bonds, Series A, 4.00%, 7/1/50	1,135	1,169

California State Educational Facilities Authority Revenue Bonds, Art Center College of Design,

4.00%, 12/1/46	400	414

3.00%, 12/1/51	600	491

California State Enterprise Development Authority Lease Revenue Bonds, Riverside County Library Facilities Project,

4.00%, 11/1/49	1,000	1,057

California State G.O. Unlimited Bonds,

3.00%, 12/1/46	300	278

California State G.O. Unlimited Refunding Bonds,

5.00%, 12/1/26	2,000	2,265

5.00%, 10/1/28	3,000	3,521

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars Sinai Health System,

3.00%, 8/15/51	750	692

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    149   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.1% continued

California – 90.1% continued

California State Health Facilities Financing Authority Revenue Refunding Bonds, Sutter Health, Prerefunded,

5.00%, 11/15/26(1)	$410	$461

California State Health Facilities Financing Authority Revenue Refunding Bonds, Sutter Health, Unrefunded Balance,

5.00%, 11/15/46	590	654

California State Infrastructure & Economic Development Bank Revenue Bonds, Equitable School Revolving Fund,

5.00%, 11/1/44	625	693

California State Infrastructure & Economic Development Bank Revenue Bonds, UCSF 2130 Third Street,

5.00%, 5/15/42	1,000	1,140

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds,

1.75%, 8/1/26(2) (3) (4)	3,500	3,400

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Los Angeles Museum of Art Project,

1.20%, 6/1/28(2) (3) (4)	2,000	1,789

California State Municipal Finance Authority Revenue Bonds, California Institute of the Arts,

4.00%, 10/1/51	250	257

California State Municipal Finance Authority Revenue Bonds, Humangood, California Obligated Group,

3.00%, 10/1/49	1,000	865

California State Municipal Finance Authority Revenue Bonds, Series A, National University,

5.00%, 4/1/40	1,000	1,140

California State Municipal Finance Authority Revenue Refunding Bonds, Southwestern Law School,

4.00%, 11/1/41	175	182

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.1% continued

California – 90.1% continued

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village,

5.00%, 5/15/39	$1,000	$1,099

5.00%, 5/15/43	1,000	1,092

California State Public Works Board Lease Revenue Refunding Bonds, Series G, Various Capital Projects,

5.00%, 11/1/22	1,000	1,022

California State School Finance Authority Charter School Revenue Bonds, Aspire Public Schools Obligated Group,

4.00%, 8/1/51	800	818

California State Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, CHF-Irvine, LLC-Phase I (BAM Insured),

5.00%, 5/15/33	1,500	1,749

3.00%, 5/15/51	1,225	1,069

California State University Systemwide Revenue Refunding Bonds, Prerefunded,

5.00%, 11/1/24(1)	180	194

5.00%, 11/1/24(1)	2,320	2,500

California State University Taxable Revenue Refunding Bonds, Series B,

1.14%, 11/1/26	475	434

Carlsbad Unified School District G.O. Unlimited Bonds, Series A, Election of 2018,

3.00%, 8/1/42	550	515

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded,

5.75%, 8/1/23(1)	570	600

6.00%, 8/1/23(1)	1,000	1,055

Coachella Valley Water District Revenue COPS, Series A, Oasis Project,

4.00%, 8/1/46	1,750	1,882

Compton Unified School District G.O. Unlimited Bonds, Series B (BAM Insured),

4.00%, 6/1/49	1,675	1,769

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   150   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.1% continued

California – 90.1% continued

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C,

4.00%, 8/1/49	$1,000	$1,057

CSCDA Community Improvement Authority Essential Housing Senior Revenue Bonds, Crescent West Hollywood,

4.30%, 7/1/59	500	460

CSCDA Taxable Revenue Refunding Bonds, Front Porch Community,

1.51%, 4/1/26	625	585

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014,

4.00%, 8/1/44	500	534

Evergreen School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/46	1,300	1,486

Foothill Eastern Transportation Corridor Agency Toll Road Senior Lien Revenue Bonds, Series A,

4.00%, 1/15/46	250	261

Fremont Unified School District Alameda County G.O. Unlimited Bonds, Series D,

2.00%, 8/1/35	1,610	1,371

Golden State Tobacco Securitization Corp. Tobacco Settlement Taxable Revenue Refunding Bonds (State Appropriation Insured),

1.60%, 6/1/26	1,250	1,170

Hartnell Community College District G.O. Unlimited Bonds, Series B,

3.00%, 8/1/45	1,500	1,382

Hayward Unified School District G.O. Unlimited Bonds (AGM Insured),

4.00%, 8/1/50	1,000	1,038

Imperial Irrigation District Electric Revenue Bonds, Series B-1,

5.00%, 11/1/46	1,500	1,662

Lancaster Financing Authority Revenue Bonds, Measure M & R Street Improvements Project,

4.00%, 6/1/49	2,830	2,984

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.1% continued

California – 90.1% continued

Los Angeles Community College District G.O. Unlimited Bonds, Series K, Election of 2008,

3.00%, 8/1/39	$800	$788

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series F, Green Bonds,

2.63%, 12/1/51	1,600	1,281

Los Angeles County TRANS,

4.00%, 6/30/22	1,100	1,108

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International,

5.00%, 5/15/31	1,000	1,132

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport,

5.00%, 5/15/44	500	556

Los Angeles Department of Airports Airport Subordinate Revenue Refunding Bonds, Series A (AMT), P3 Project,

5.00%, 5/15/46	500	566

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT),

5.00%, 5/15/29	4,000	4,524

5.00%, 5/15/31	5,000	5,607

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series B,

5.00%, 7/1/40	1,000	1,176

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B,

5.00%, 7/1/51	1,000	1,170

Los Angeles TRANS,

4.00%, 6/23/22	3,500	3,524

Los Angeles Unified School District G.O. Unlimited Bonds, Series RYQ,

5.00%, 7/1/33	1,000	1,190

Los Rios Community College District G.O. Unlimited Bonds, Series D,

3.00%, 8/1/44	1,000	948

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   151   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.1% continued

California – 90.1% continued

Lucia Mar Unified School District G.O. Unlimited Bonds, Series B, Election of 2016,

5.00%, 8/1/42	$1,450	$1,677

Manteca Redevelopment Agency Successor Agency Tax Allocation Refunding Bonds, Series A (BAM Insured),

4.00%, 10/1/39	500	537

Menifee Special Tax, Community Facilities District McCall,

3.00%, 9/1/42	165	140

4.00%, 9/1/51	430	431

Mesa Water District COPS,

4.00%, 3/15/45	1,150	1,243

Metropolitan Water District of Southern California Subordinate Revenue Refunding Bonds, Series A,

5.00%, 7/1/22	1,000	1,010

Metropolitan Water District of Southern California Subordinate Revenue Refunding Bonds, Series B,

4.00%, 8/1/23	395	406

Monterey County Financing Authority Revenue Refunding Bonds,

5.00%, 9/1/37	1,170	1,358

Moulton-Niguel Water District COPS,

2.25%, 9/1/51	1,700	1,240

Napa Valley Unified School District TRANS,

2.00%, 6/30/22	2,000	2,005

Natomas Unified School District G.O. Unlimited Bonds, Series A (AGM Insured),

4.00%, 8/1/49	1,000	1,058

New Haven Unified School District G.O. Unlimited Bonds, Series C, Alameda County,

3.00%, 8/1/49	1,520	1,374

Newport Mesa Unified School District G.O. Unlimited CABS, Election of 2005,

0.00%, 8/1/33(5)	10,000	7,182

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(2) (3) (4)	3,500	3,598

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.1% continued

California – 90.1% continued

Oxnard Union High School District G.O. Unlimited Bonds, Series B,

5.00%, 8/1/45	$1,000	$1,156

Palm Springs Unified School District G.O. Unlimited Bonds, Series A,

2.00%, 8/1/24	1,000	1,002

Palm Springs Unified School District G.O. Unlimited Bonds, Series D, Election of 2008,

3.00%, 8/1/31	2,435	2,499

Palomar Pomerado Health G.O. Unlimited Convertible CABS, Series A, Election of 2004 (AGC Insured),

7.00%, 8/1/38(6)	5,000	6,484

Perris Union High School District G.O. Unlimited Bonds, Series C, Election of 2012,

3.00%, 9/1/45	1,865	1,721

Placentia-Yorba Linda Unified School District Taxable G.O. Unlimited Refunding Bonds, Series B,

1.07%, 8/1/26	350	325

Redwood City Public Facilities & Infrastructure Authority Lease Revenue Bonds, Veterans Memorial Building,

3.00%, 6/1/51	1,750	1,555

Riverside County TRANS,

2.00%, 6/30/22	900	902

Riverside County Transportation Commission Toll Senior Lien Revenue Refunding Bonds, RCTC 91 Express Lanes,

4.00%, 6/1/46	750	779

Ross Valley Public Financing Authority Revenue Bonds, Sanitary District No. 1 of Marin County,

5.00%, 1/1/36	275	295

5.00%, 1/1/37	215	231

Sacramento Municipal Utility District Revenue Bonds, Series A,

5.00%, 8/15/37	55	57

San Diego Association of Governments Capital Grant Receipts Revenue Bonds, Mid Coast Corridor, Green Bonds,

1.80%, 11/15/27	1,000	961

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   152   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.1% continued

California – 90.1% continued

San Diego County Regional Transportation Commission Sales Tax Subordinate Revenue Refunding Bonds, Series A,

3.00%, 10/1/22	$750	$757

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/38	1,000	1,116

5.00%, 5/1/42	1,500	1,642

5.00%, 5/1/49	1,000	1,098

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT),

5.00%, 5/1/45	1,000	1,103

5.00%, 5/1/50	1,500	1,647

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT),

5.00%, 5/1/30	915	1,056

5.00%, 5/1/52	1,000	1,131

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Series D (AMT),

5.00%, 5/1/25	1,000	1,076

San Francisco City & County COPS, Multiple Capital Projects,

5.00%, 10/1/22	3,000	3,057

2.00%, 10/1/33	1,200	1,059

San Francisco City & County G.O. Unlimited Bonds, Series C,

3.00%, 6/15/30	1,000	1,021

San Francisco City & County G.O. Unlimited Bonds, Series D,

5.00%, 6/15/23	950	956

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series D, Hetch Hetchy Water,

3.00%, 11/1/50	600	537

San Francisco City & County Unified School District G.O. Unlimited Bonds, Proposition A, Series F&C,

3.25%, 6/15/32	2,500	2,552

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.1% continued

California – 90.1% continued

San Francisco Community College District G.O. Unlimited Bonds, Series A, Election of 2020,

3.00%, 6/15/45	$1,000	$916

San Joaquin Hills Transportation Corridor Agency Toll Road Senior Lien Revenue Refunding Bonds,

4.00%, 1/15/34	500	542

San Joaquin Hills Transportation Corridor Agency Toll Road Senior Taxable Revenue Refunding Bonds, Series B (AGM Insured),

2.15%, 1/15/27	1,500	1,431

San Jose Airport Revenue Refunding Bonds, Series B,

5.00%, 3/1/31	1,000	1,170

San Jose G.O. Unlimited Bonds, Series A-1,

5.00%, 9/1/42	1,310	1,504

San Mateo Foster City School District G.O. Unlimited Bonds, Series A,

3.00%, 8/1/41	300	287

San Mateo-Foster City Public Financing Authority Wastewater Revenue Bonds, Series B,

5.00%, 8/1/25	750	822

Santa Ana College Improvement District No. 1 Rancho Santiago Community College District G.O. Unlimited Bonds,

3.00%, 8/1/39	2,130	2,100

Santa Clara County Financing Authority Revenue Bonds, Series A,

3.00%, 5/1/39	1,000	967

Santa Rosa High School District G.O. Unlimited Bonds, Series C, Election of 2014 (AGM Insured),

5.00%, 8/1/43	500	551

Silicon Valley Clean Water Wastewater Revenue Bonds, Series B,

0.50%, 3/1/26	2,000	1,839

South Bayside Waste Management Authority Solid Waste Enterprise Revenue Refunding Bonds, Shoreway Environmental Center, Green Bonds (AGM Insured),

5.00%, 9/1/32	15	18

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   153   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.1% continued

California – 90.1% continued

South Bayside Waste Management Authority Solid Waste Enterprise Revenue Refunding Bonds, Shoreway Environmental Center, Green Bonds (AGM Insured), Unrefunded Balance,

5.00%, 9/1/32	$485	$564

Stockton Public Financing Authority Parking Revenue Refunding Bonds,

5.00%, 3/1/32	250	280

5.00%, 3/1/33	245	273

5.00%, 3/1/47	500	544

Tobacco Securitization Authority Tobacco Settlement Senior Revenue Refunding Bonds, Sacramento County,

4.00%, 6/1/37	700	736

Transbay Joint Powers Authority Senior Tax Allocation Bonds, Green Bonds,

5.00%, 10/1/45	1,000	1,156

Union Sanitry District Financing Authority Revenue Bonds, Series A,

3.00%, 9/1/22	1,760	1,774

University of California General Revenue Bonds, Series A,

5.00%, 5/15/38	600	621

University of California General Revenue Bonds, Series AF, Prerefunded,

5.00%, 5/15/23(1)	430	446

University of California Revenue Refunding Bonds, Series O, Limited Project,

5.00%, 5/15/58	2,500	2,803

Upper Santa Clara Valley Joint Powers Authority Revenue Refunding Bonds, Series A,

4.00%, 8/1/45	1,200	1,244

Ventura Unified School District G.O. Unlimited Refunding Bonds,

5.00%, 8/1/27	585	673

5.00%, 8/1/28	620	727

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.1% continued

California – 90.1% continued

Vernon Electric System Revenue Bonds, Series A,

5.00%, 4/1/28	$300	$337

		180,057

Total Municipal Bonds

(Cost $184,926)		180,057

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 6.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(7) (8)	12,353,932	$12,354

Total Investment Companies

(Cost $12,354)		12,354

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 2.5%

California State School Cash Reserve Program Authority TRANS, Series A,

2.00%, 6/30/22	$1,000	$1,003

Livermore-Amador Valley Water Management Agency Sewer Revenue Refunding Bonds,

4.00%, 8/1/22	2,000	2,019

San Francisco City & County G.O. Unlimited Bonds, Series 2021, Transportation and Road Improvement 2014,

5.00%, 6/15/22	2,000	2,016

Total Short-Term Investments

(Cost $5,052)		5,038

Total Investments – 98.8%

(Cost $202,332)		197,449

Other Assets less Liabilities – 1.2%		2,460

NET ASSETS – 100.0%		$199,909

(1)	Maturity date represents the prerefunded date.

(2)	Maturity date represents the puttable date.

(3)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.

(4)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.

(5)	Zero coupon bond.

(6)	Step coupon bond. Rate as of March 31, 2022 is disclosed.

(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   154   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

(8)	7-day current yield as of March 31, 2022 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CSCDA - California Statewide Communities Development Authority

G.O. - General Obligation

HFA - Housing Finance Authority

TRANS - Tax and Revenue Anticipation Notes

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Municipal Bonds	90.1%

Investment Companies	6.2%

Short-Term Investments	2.5%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds	$ —	$180,057	$—	$180,057

Investment Companies	12,354	—	—	12,354

Short-Term Investments	—	5,038	—	5,038

Total Investments	$12,354	$185,095	$—	$197,449

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   155   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 2.1%

Commercial Mortgage-Backed Securities – 2.1%

BANK, Series 2019-BN16, Class A4 4.01%, 2/15/52	$1,000	$1,037

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5

3.14%, 2/10/48	920	914

DBJPM Mortgage Trust, Series 2016-C3, Class A5

2.89%, 8/10/49	320	314

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5

3.72%, 3/15/50	1,370	1,392

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5

3.64%, 10/15/48	375	377

		4,034

Total Asset-Backed Securities

(Cost $4,149)		4,034

CORPORATE BONDS – 33.3%

Aerospace & Defense – 1.2%

Boeing (The) Co., 2.20%, 2/4/26	540	511

5.81%, 5/1/50	290	335

3.95%, 8/1/59	140	121

Huntington Ingalls Industries, Inc., 2.04%, 8/16/28 (1)	510	461

Lockheed Martin Corp., 2.80%, 6/15/50	320	280

Northrop Grumman Corp., 5.25%, 5/1/50	320	399

Teledyne Technologies, Inc., 2.25%, 4/1/28	110	102

		2,209

Apparel & Textile Products – 0.1%

VF Corp., 2.95%, 4/23/30	240	228

Asset Management – 1.2%

Ares Capital Corp., 4.25%, 3/1/25	215	215

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Asset Management – 1.2% continued

Ares Finance Co. III LLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.24%), 4.13%, 6/30/51 (1) (2)	$513	$487

Charles Schwab (The) Corp., 2.45%, 3/3/27	100	97

(Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (2)	185	178

FMR LLC, 6.45%, 11/15/39 (1)	175	224

FS KKR Capital Corp., 4.13%, 2/1/25	635	630

Goldman Sachs BDC, Inc., 3.75%, 2/10/25	195	194

Oaktree Specialty Lending Corp., 2.70%, 1/15/27	300	275

		2,300

Automotive – 0.5%

BMW U.S. Capital LLC, 3.70%, 4/1/32 (1)	322	325

Stellantis Finance U.S., Inc., 1.71%, 1/29/27 (1)	298	272

Toyota Motor Credit Corp., 3.05%, 3/22/27	290	289

		886

Banking – 3.1%

Bank of America Corp.,

(Variable, ICE LIBOR USD 3M + 2.66%), 4.30%, 1/28/25 (2)	595	565

(Variable, U.S. SOFR + 2.15%), 2.59%, 4/29/31 (2)	100	92

(Variable, U.S. SOFR + 1.22%), 2.65%, 3/11/32 (2)	240	220

(Variable, U.S. SOFR + 1.32%), 2.69%, 4/22/32 (2)	510	469

(Variable, U.S. SOFR + 1.21%), 2.57%, 10/20/32 (2)	294	267

Citigroup, Inc.,

(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28 (2)	190	188

(Variable, U.S. SOFR + 3.91%), 4.41%, 3/31/31 (2)	385	400

(Variable, U.S. SOFR + 1.17%), 2.56%, 5/1/32 (2)	275	248

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   156   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Banking – 3.1% continued

(Variable, U.S. SOFR + 1.18%), 2.52%, 11/3/32 (2)	$277	$249

JPMorgan Chase & Co.,

(Variable, U.S. SOFR + 3.38%), 5.00%, 8/1/24 (2)	320	319

(Variable, U.S. SOFR + 3.13%), 4.60%, 2/1/25 (2)	415	400

(Variable, U.S. SOFR + 1.85%), 2.08%, 4/22/26 (2)	300	290

(Variable, CME Term SOFR 3M + 0.70%), 1.04%, 2/4/27 (2)	370	339

(Variable, U.S. SOFR + 1.07%), 1.95%, 2/4/32 (2)	435	381

(Variable, U.S. SOFR + 1.26%), 2.96%, 1/25/33 (2)	510	481

PNC Financial Services Group (The), Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.60%), 3.40%, 9/15/26 (2)	304	274

Wells Fargo & Co., 3.00%, 10/23/26	400	394

(Variable, U.S. SOFR + 1.51%), 3.53%, 3/24/28 (2)	63	63

(Variable, U.S. SOFR + 2.10%), 2.39%, 6/2/28 (2)	220	208

		5,847

Beverages – 0.3%

Coca-Cola (The) Co., 7.38%, 7/29/93	72	120

Constellation Brands, Inc., 2.88%, 5/1/30	195	183

Pernod Ricard International Finance LLC, 1.25%, 4/1/28 (1)	200	175

		478

Biotechnology & Pharmaceuticals – 0.6%

AbbVie, Inc., 4.25%, 11/21/49	230	239

Amgen, Inc., 2.20%, 2/21/27	315	303

2.30%, 2/25/31	135	124

3.00%, 1/15/52	330	279

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Biotechnology & Pharmaceuticals – 0.6% continued

Gilead Sciences, Inc., 2.60%, 10/1/40	$185	$156

		1,101

Cable & Satellite – 0.8%

Charter Communications Operating LLC/Charter Communications Operating Capital,

5.05%, 3/30/29	250	265

6.38%, 10/23/35	575	650

5.50%, 4/1/63	210	211

Comcast Corp., 1.50%, 2/15/31	147	128

Time Warner Cable LLC, 5.88%, 11/15/40	200	215

		1,469

Chemicals – 0.7%

Avery Dennison Corp., 2.65%, 4/30/30	200	186

Dow Chemical (The) Co., 3.63%, 5/15/26	200	202

LYB International Finance III LLC, 2.25%, 10/1/30	100	90

NewMarket Corp., 2.70%, 3/18/31	330	303

PPG Industries, Inc., 2.55%, 6/15/30	90	84

RPM International, Inc., 4.55%, 3/1/29	260	272

Sherwin-Williams (The) Co., 3.95%, 1/15/26	200	206

		1,343

Construction Materials – 0.2%

Carlisle Cos., Inc., 2.20%, 3/1/32	210	183

Martin Marietta Materials, Inc., 2.50%, 3/15/30	300	274

		457

Consumer Services – 0.1%

Massachusetts Institute of Technology, 2.99%, 7/1/50	50	46

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   157   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Consumer Services – 0.1% continued

President and Fellows of Harvard College,

4.88%, 10/15/40	$50	$60

		106

Containers & Packaging – 0.2%

Berry Global, Inc., 1.57%, 1/15/26	115	107

Graphic Packaging International LLC, 1.51%, 4/15/26 (1)	245	225

Packaging Corp. of America, 3.40%, 12/15/27	109	109

		441

E-Commerce Discretionary – 0.1%

eBay, Inc., 3.60%, 6/5/27	98	99

Electric Utilities – 2.8%

AES (The) Corp., 1.38%, 1/15/26	340	313

Ameren Corp., 3.50%, 1/15/31	500	493

Appalachian Power Co., 4.50%, 3/1/49	320	334

Avangrid, Inc., 3.80%, 6/1/29	265	269

Berkshire Hathaway Energy Co., 1.65%, 5/15/31	170	148

2.85%, 5/15/51	605	513

CenterPoint Energy, Inc., 2.95%, 3/1/30	415	395

Dominion Energy, Inc., 3.07%, 8/15/24	165	165

Duke Energy Corp., 4.20%, 6/15/49	185	186

Entergy Texas, Inc., 1.75%, 3/15/31	145	127

Eversource Energy, 1.65%, 8/15/30	335	288

Exelon Corp., 5.63%, 6/15/35	380	430

NextEra Energy Capital Holdings, Inc., 3.50%, 4/1/29	50	50

2.25%, 6/1/30	310	284

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Electric Utilities – 2.8% continued

NRG Energy, Inc., 2.45%, 12/2/27 (1)	$115	$106

Pacific Gas and Electric Co., 4.55%, 7/1/30	235	233

Public Service Enterprise Group, Inc., 0.80%, 8/15/25	370	341

San Diego Gas & Electric Co., 1.70%, 10/1/30	200	176

Southern (The) Co., 3.70%, 4/30/30	310	311

Xcel Energy, Inc., 2.60%, 12/1/29	230	218

		5,380

Electrical Equipment – 0.6%

Acuity Brands Lighting, Inc., 2.15%, 12/15/30	295	259

Hubbell, Inc., 2.30%, 3/15/31	240	218

Keysight Technologies, Inc., 3.00%, 10/30/29	280	267

Vontier Corp., 1.80%, 4/1/26	250	226

2.40%, 4/1/28	250	220

		1,190

Entertainment Content – 0.9%

Discovery Communications LLC, 3.63%, 5/15/30	300	292

Magallanes, Inc., 5.14%, 3/15/52 (1)	220	225

Paramount Global, 3.70%, 6/1/28	290	288

4.95%, 5/19/50	135	141

Walt Disney (The) Co., 1.75%, 1/13/26	445	426

2.20%, 1/13/28	255	242

		1,614

Food – 0.7%

Campbell Soup Co., 2.38%, 4/24/30	320	292

Conagra Brands, Inc., 1.38%, 11/1/27	200	178

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   158   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Food – 0.7% continued

Flowers Foods, Inc.,

2.40%, 3/15/31	$120	$108

Hormel Foods Corp.,

1.80%, 6/11/30	165	148

McCormick & Co., Inc.,

1.85%, 2/15/31	220	191

Smithfield Foods, Inc.,

2.63%, 9/13/31 (1)	310	272

Tyson Foods, Inc.,

4.35%, 3/1/29	155	163

		1,352

Funds & Trusts – 0.1%

Blackstone Private Credit Fund,

2.63%, 12/15/26(1)	320	288

Gas & Water Utilities – 0.3%

NiSource, Inc.,

3.60%, 5/1/30	200	198

Southern California Gas Co.,

2.60%, 6/15/26	200	195

Southern Co. Gas Capital Corp.,

1.75%, 1/15/31	190	163

		556

Health Care Facilities & Services – 1.3%

Cigna Corp.,

1.25%, 3/15/26	330	308

2.38%, 3/15/31	240	220

3.40%, 3/15/50	320	288

Fresenius Medical Care U.S. Finance III, Inc.,

1.88%, 12/1/26 (1)	209	193

Humana, Inc.,

3.70%, 3/23/29	190	191

3.95%, 8/15/49	320	319

Laboratory Corp. of America Holdings,

1.55%, 6/1/26	460	428

Quest Diagnostics, Inc.,

2.80%, 6/30/31	90	84

UnitedHealth Group, Inc.,

2.30%, 5/15/31	155	146

Universal Health Services, Inc.,

2.65%, 1/15/32 (1)	310	279

		2,456

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Home Construction – 0.4%

D.R. Horton, Inc.,

1.30%, 10/15/26	$185	$168

1.40%, 10/15/27	300	268

Masco Corp.,

1.50%, 2/15/28	110	97

MDC Holdings, Inc.,

6.00%, 1/15/43	210	215

		748

Household Products – 0.2%

GSK Consumer Healthcare Capital U.S. LLC,

3.38%, 3/24/27 (1)	280	280

4.00%, 3/24/52 (1)	174	174

		454

Institutional Financial Services – 1.7%

CME Group, Inc.,

2.65%, 3/15/32	273	261

Goldman Sachs Group (The), Inc.,

3.50%, 4/1/25	310	312

(Variable, U.S. SOFR + 1.41%), 3.10%, 2/24/33 (2)	510	481

Jefferies Group LLC,

2.75%, 10/15/32	225	201

Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,

2.63%, 10/15/31	185	167

Morgan Stanley,

(Variable, U.S. SOFR + 1.99%), 2.19%, 4/28/26 (2)	275	266

(Variable, U.S. SOFR + 0.88%), 1.59%, 5/4/27 (2)	187	174

(Variable, U.S. SOFR + 1.14%), 2.70%, 1/22/31 (2)	540	507

(Variable, U.S. SOFR + 1.03%), 1.79%, 2/13/32 (2)	405	348

(Variable, U.S. SOFR + 1.29%), 2.94%, 1/21/33 (2)	183	172

Nasdaq, Inc.,

1.65%, 1/15/31	320	270

State Street Corp.,

(Variable, U.S. SOFR + 2.65%), 3.15%, 3/30/31 (2)	95	93

		3,252

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   159   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Insurance – 1.4%

Berkshire Hathaway Finance Corp.,

1.85%, 3/12/30	$30	$27

Brighthouse Financial Global Funding,

1.55%, 5/24/26 (1)	315	291

Brown & Brown, Inc.,

2.38%, 3/15/31	270	237

Chubb INA Holdings, Inc.,

3.35%, 5/3/26	100	101

1.38%, 9/15/30	50	44

Corebridge Financial, Inc.,

4.40%, 4/5/52 (1)	212	212

Global Atlantic Fin Co.,

3.13%, 6/15/31 (1)	220	197

Marsh & McLennan Cos., Inc.,

3.75%, 3/14/26	100	102

Primerica, Inc.,

2.80%, 11/19/31	260	240

Progressive (The) Corp.,

3.20%, 3/26/30	50	49

3.70%, 3/15/52	531	534

Protective Life Corp.,

8.45%, 10/15/39	430	608

Willis North America, Inc.,

2.95%, 9/15/29	50	47

		2,689

Leisure Facilities & Services – 0.2%

Marriott International, Inc.,

3.13%, 6/15/26	200	197

Starbucks Corp.,

2.00%, 3/12/27	190	180

		377

Machinery – 0.5%

CNH Industrial Capital LLC,

1.88%, 1/15/26	615	582

IDEX Corp.,

3.00%, 5/1/30	90	85

2.63%, 6/15/31	85	78

Stanley Black & Decker, Inc.,

2.30%, 2/24/25	100	98

Xylem, Inc.,

2.25%, 1/30/31	120	109

		952

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Medical Equipment & Devices – 0.1%

Alcon Finance Corp.,

2.60%, 5/27/30 (1)	$210	$193

Bio-Rad Laboratories, Inc.,

3.30%, 3/15/27	34	34

		227

Metals & Mining – 0.2%

Glencore Funding LLC,

1.63%, 4/27/26 (1)	315	291

3.88%, 10/27/27 (1)	115	114

		405

Oil & Gas Producers – 1.8%

Boardwalk Pipelines L.P.,

4.80%, 5/3/29	240	248

BP Capital Markets America, Inc.,

1.75%, 8/10/30	130	115

Cheniere Corpus Christi Holdings LLC,

3.70%, 11/15/29	190	189

ConocoPhillips Co.,

2.40%, 3/7/25	100	99

Energy Transfer L.P.,

4.20%, 9/15/23	205	208

3.90%, 7/15/26	285	287

Kinder Morgan, Inc.,

4.30%, 6/1/25	200	205

2.00%, 2/15/31	200	175

Marathon Petroleum Corp.,

3.80%, 4/1/28	315	317

MPLX L.P.,

4.88%, 6/1/25	305	316

4.13%, 3/1/27	200	204

4.50%, 4/15/38	200	204

ONEOK, Inc.,

4.00%, 7/13/27	300	302

Phillips

66, 2.15%, 12/15/30	200	178

Sabine Pass Liquefaction LLC,

4.50%, 5/15/30	320	335

Williams (The) Cos., Inc.,

3.50%, 10/15/51	100	88

		3,470

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   160   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Oil & Gas Services & Equipment – 0.2%

Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,

4.08%, 12/15/47	$85	$86

Halliburton Co.,

2.92%, 3/1/30	100	97

5.00%, 11/15/45	100	108

NOV, Inc.,

3.60%, 12/1/29	155	152

		443

Real Estate Investment Trusts – 2.6%

American Campus Communities Operating Partnership L.P.,

2.85%, 2/1/30	100	94

American Tower Corp.,

3.13%, 1/15/27	230	224

AvalonBay Communities, Inc.,

2.30%, 3/1/30	100	94

Boston Properties L.P.,

2.55%, 4/1/32	440	397

Brixmor Operating Partnership L.P.,

4.05%, 7/1/30	145	145

Corporate Office Properties L.P.,

2.90%, 12/1/33	311	274

Crown Castle International Corp.,

1.05%, 7/15/26	370	334

Equinix, Inc.,

3.20%, 11/18/29	247	236

2.50%, 5/15/31	280	251

ERP Operating L.P.,

3.25%, 8/1/27	30	30

Essex Portfolio L.P.,

2.65%, 3/15/32	180	165

Extra Space Storage L.P.,

3.90%, 4/1/29	38	38

GLP Capital L.P./GLP Financing II, Inc.,

3.25%, 1/15/32	106	96

Healthcare Realty Trust, Inc.,

2.40%, 3/15/30	85	77

Healthcare Trust of America Holdings L.P.,

3.75%, 7/1/27	50	50

Healthpeak Properties, Inc.,

3.25%, 7/15/26	165	165

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Real Estate Investment Trusts – 2.6% continued

Kimco Realty Corp.,

2.70%, 10/1/30	$100	$94

3.20%, 4/1/32	211	205

Office Properties Income Trust,

2.65%, 6/15/26	275	251

Omega Healthcare Investors, Inc.,

3.38%, 2/1/31	100	92

Realty Income Corp.,

4.13%, 10/15/26	200	206

3.40%, 1/15/28	90	90

Safehold Operating Partnership L.P.,

2.80%, 6/15/31	50	44

2.85%, 1/15/32	309	272

Simon Property Group L.P.,

2.65%, 7/15/30	200	189

STORE Capital Corp.,

2.75%, 11/18/30	100	90

Ventas Realty L.P.,

4.40%, 1/15/29	55	58

Welltower, Inc.,

2.70%, 2/15/27	100	98

2.75%, 1/15/32	210	193

3.85%, 6/15/32	90	91

Weyerhaeuser Co.,

4.00%, 11/15/29	205	211

		4,854

Retail - Consumer Staples – 0.3%

7-Eleven, Inc.,

1.80%, 2/10/31 (1)	240	207

Dollar Tree, Inc.,

3.38%, 12/1/51	319	274

		481

Retail - Discretionary – 0.8%

Advance Auto Parts, Inc.,

1.75%, 10/1/27	230	207

Dick’s Sporting Goods, Inc.,

4.10%, 1/15/52	233	199

Genuine Parts Co.,

1.88%, 11/1/30	200	173

Lowe’s Cos., Inc.,

4.25%, 4/1/52	190	197

Ross Stores, Inc.,

4.60%, 4/15/25	260	270

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   161   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Retail - Discretionary – 0.8% continued

0.88%, 4/15/26	$300	$274

Tractor Supply Co.,

1.75%, 11/1/30	195	167

		1,487

Semiconductors – 0.4%

Broadcom, Inc.,

3.15%, 11/15/25	300	297

KLA Corp.,

5.65%, 11/1/34	115	131

Qorvo, Inc.,

3.38%, 4/1/31 (1)	310	282

Skyworks Solutions, Inc.,

1.80%, 6/1/26	45	42

3.00%, 6/1/31	85	76

		828

Software – 1.1%

Fortinet, Inc.,

1.00%, 3/15/26	120	109

2.20%, 3/15/31	410	362

Infor, Inc.,

1.75%, 7/15/25 (1)	210	197

Oracle Corp.,

2.30%, 3/25/28	150	137

3.65%, 3/25/41	245	214

3.95%, 3/25/51	230	201

Roper Technologies, Inc.,

3.80%, 12/15/26	110	113

2.00%, 6/30/30	175	155

ServiceNow, Inc.,

1.40%, 9/1/30	95	81

VMware, Inc.,

1.80%, 8/15/28	180	160

Workday, Inc.,

3.70%, 4/1/29	280	281

		2,010

Specialty Finance – 1.3%

Air Lease Corp.,

1.88%, 8/15/26	185	170

2.20%, 1/15/27	314	291

2.10%, 9/1/28	240	210

3.00%, 2/1/30	130	120

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Specialty Finance – 1.3% continued

Ally Financial, Inc.,

5.80%, 5/1/25	$320	$339

2.20%, 11/2/28	277	250

GATX Corp.,

1.90%, 6/1/31	190	162

3.50%, 6/1/32	275	265

3.10%, 6/1/51	125	104

Penske Truck Leasing Co. L.P./PTL Finance Corp.,

4.00%, 7/15/25 (1)	490	495

		2,406

Technology Hardware – 0.9%

Dell International LLC/EMC Corp.,

5.85%, 7/15/25	560	598

8.10%, 7/15/36	54	71

3.45%, 12/15/51 (1)	347	282

Jabil, Inc.,

1.70%, 4/15/26	260	241

Motorola Solutions, Inc.,

2.30%, 11/15/30	280	245

Western Digital Corp.,

2.85%, 2/1/29	211	193

		1,630

Technology Services – 0.7%

Broadridge Financial Solutions, Inc.,

2.90%, 12/1/29	236	224

Equifax, Inc.,

3.10%, 5/15/30	270	258

Global Payments, Inc.,

2.90%, 5/15/30	125	115

International Business Machines Corp.,

2.20%, 2/9/27	100	97

Leidos, Inc.,

3.63%, 5/15/25	95	95

Moody’s Corp.,

4.25%, 2/1/29	157	165

3.75%, 2/25/52	106	104

Western Union (The) Co.,

2.75%, 3/15/31	360	327

		1,385

Telecommunications – 0.9%

AT&T, Inc.,

3.55%, 9/15/55	210	185

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   162   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 33.3% continued

Telecommunications – 0.9% continued

T-Mobile U.S.A., Inc.,

1.50%, 2/15/26	$490	$457

3.40%, 10/15/52 (1)	320	272

3.60%, 11/15/60	225	193

3.60%, 11/15/60 (1)	330	284

Verizon Communications, Inc.,

2.10%, 3/22/28	180	168

2.55%, 3/21/31	215	200

		1,759

Tobacco & Cannabis – 0.9%

Altria Group, Inc.,

3.40%, 2/4/41	485	398

BAT Capital Corp.,

4.70%, 4/2/27	630	646

Philip Morris International, Inc.,

1.75%, 11/1/30	320	277

Reynolds American, Inc.,

5.85%, 8/15/45	310	319

		1,640

Transportation & Logistics – 0.9%

JB Hunt Transport Services, Inc.,

3.88%, 3/1/26	310	316

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,

6.50%, 6/20/27 (1)	310	323

Norfolk Southern Corp.,

3.70%, 3/15/53	106	105

Ryder System, Inc.,

2.90%, 12/1/26	100	97

Southwest Airlines Co.,

5.13%, 6/15/27	350	374

Union Pacific Corp.,

2.38%, 5/20/31	107	100

3.50%, 2/14/53	318	311

		1,626

Total Corporate Bonds

(Cost $67,601)		62,923

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 9.4%

Asset Management – 0.1%

UBS Group A.G.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.10%, 2/11/32(1) (2)	$200	$175

Banking – 5.0%

Australia & New Zealand Banking Group Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%), 2.95%, 7/22/30 (1) (2)	645	621

Banco Santander S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.00%), 4.18%, 3/24/28 (2)	200	201

Barclays PLC,

(Variable, U.S. SOFR + 2.71%), 2.85%, 5/7/26 (2)	400	389

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.90%), 2.65%, 6/24/31 (2)	160	145

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.90%), 3.56%, 9/23/35 (2)	502	462

BNP Paribas S.A.,

(Variable, U.S. SOFR + 1.51%), 3.05%, 1/13/31 (1) (2)	150	140

BPCE S.A.,

3.50%, 10/23/27 (1)	185	181

(Variable, U.S. SOFR + 1.31%), 2.28%, 1/20/32 (1) (2)	335	294

Credit Agricole S.A.,

3.25%, 1/14/30 (1)	250	237

Deutsche Bank A.G.,

(Variable, U.S. SOFR + 1.32%), 2.55%, 1/7/28 (2)	278	256

(Variable, U.S. SOFR + 1.72%), 3.04%, 5/28/32 (2)	367	330

HSBC Holdings PLC,

4.30%, 3/8/26	600	616

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.22%), 4.00%, 3/9/26 (2)	165	157

(Variable, U.S. SOFR + 1.41%), 2.87%, 11/22/32 (2)	154	140

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   163   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.4% continued

Banking – 5.0% continued

ING Groep N.V.,
(Variable, U.S. SOFR + 1.83%), 4.02%, 3/28/28 (2)	$200	$201

Intesa Sanpaolo S.p.A.,

3.88%, 1/12/28 (1)	210	205
Lloyds Banking Group PLC,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 2/5/26 (2)	190	183

Mitsubishi UFJ Financial Group, Inc.,

3.85%, 3/1/26	400	405

Nationwide Building Society,

1.00%, 8/28/25 (1)	520	481

1.50%, 10/13/26 (1)	330	303

NatWest Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.55%), 3.07%, 5/22/28 (2)	500	480
Santander UK Group Holdings PLC,
(Variable, U.S. SOFR + 0.99%), 1.67%, 6/14/27 (2)	453	412

Societe Generale S.A.,

2.63%, 10/16/24 (1)	500	486

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.30%), 2.89%, 6/9/32 (1) (2)	310	278

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.90%), 4.03%, 1/21/43 (1) (2)	328	285

Standard Chartered PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.46%, 1/14/27 (1) (2)	165	150

Sumitomo Mitsui Financial Group, Inc.,

2.13%, 7/8/30	400	358

UniCredit S.p.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.55%), 3.13%, 6/3/32 (1) (2)	519	456

Westpac Banking Corp.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 7/24/34 (2)	270	266

3.13%, 11/18/41	309	265

		9,383

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.4% continued

Beverages – 0.2%

Coca-Cola Europacific Partners PLC,

1.50%, 1/15/27 (1)	$161	$147

Coca-Cola Femsa S.A.B. de C.V.,

1.85%, 9/1/32	205	178

		325

Biotechnology & Pharmaceuticals – 0.2%

Royalty Pharma PLC,

1.75%, 9/2/27	205	186

Shire Acquisitions Investments Ireland DAC,

3.20%, 9/23/26	105	105

		291

Chemicals – 0.1%

Nutrien Ltd.,

4.00%, 12/15/26	100	103

E-Commerce Discretionary – 0.1%

Alibaba Group Holding Ltd.,

2.70%, 2/9/41	280	213

Electrical Equipment – 0.0%

Johnson Controls International PLC,

5.13%, 9/14/45	34	39

Forestry, Paper & Wood Products – 0.2%

Suzano Austria GmbH,

3.13%, 1/15/32	423	374

Institutional Financial Services – 0.6%

Credit Suisse Group A.G.,

(Variable, U.S. SOFR + 2.04%), 2.19%, 6/5/26 (1) (2)	565	531

(Variable, U.S. SOFR + 3.73%), 4.19%, 4/1/31 (1) (2)	235	232

(Variable, U.S. SOFR + 1.73%), 3.09%, 5/14/32 (1) (2)	62	56
LSEGA Financing PLC,
1.38%, 4/6/26 (1)	370	340

		1,159

Internet Media & Services – 0.3%
Baidu, Inc.,
1.72%, 4/9/26	400	369
Prosus N.V.,
3.83%, 2/8/51 (1)	180	131

		500

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   164   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.4% continued

Leisure Facilities & Services – 0.1%

Sands China Ltd.,

3.10%, 3/8/29(1)	$312	$265

Medical Equipment & Devices – 0.1%

Smith & Nephew PLC,

2.03%, 10/14/30	285	248

Metals & Mining – 0.1%

Barrick PD Australia Finance Pty. Ltd.,

5.95%, 10/15/39	50	62

Vale Overseas Ltd.,

3.75%, 7/8/30	100	96

		158

Oil & Gas Producers – 0.4%

Enbridge, Inc.,

1.60%, 10/4/26	64	59

Qatar Energy,

3.13%, 7/12/41 (1)	31	28

Santos Finance Ltd.,

3.65%, 4/29/31 (1)	210	196

Suncor Energy, Inc.,

5.95%, 5/15/35	310	362

TotalEnergies Capital International S.A.,

2.83%, 1/10/30	200	196

		841

Oil & Gas Services & Equipment – 0.1%

Schlumberger Investment S.A.,

2.65%, 6/26/30	100	95

Semiconductors – 0.0%

NXP B.V./NXP Funding LLC/NXP U.S.A., Inc.,

2.70%, 5/1/25(1)	95	92

Sovereign Government – 0.3%

Indonesia Government International Bond,

3.85%, 10/15/30	200	211

Peruvian Government International Bond,

2.84%, 6/20/30	150	144

Philippine Government International Bond,

3.75%, 1/14/29	250	259

		614

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.4% continued

Specialty Finance – 0.5%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

1.75%, 1/30/26	$205	$188

4.63%, 10/15/27	185	189

3.40%, 10/29/33	53	47

Aircastle Ltd.,

4.25%, 6/15/26	215	212

Avolon Holdings Funding Ltd.,

3.25%, 2/15/27 (1)	295	277

		913

Technology Hardware – 0.5%

Flex Ltd.,

4.75%, 6/15/25	375	387

Lenovo Group Ltd.,

3.42%, 11/2/30 (1)	105	97

Xiaomi Best Time International Ltd.,

4.10%, 7/14/51 (1)	518	430

		914

Telecommunications – 0.5%

British Telecommunications PLC,

3.25%, 11/8/29 (1)	330	312

Orange S.A.,

5.38%, 1/13/42	100	115

Rogers Communications, Inc.,

2.90%, 11/15/26	200	197

Telefonica Emisiones S.A.,

4.10%, 3/8/27	300	307

		931

Transportation & Logistics – 0.0%

Canadian Pacific Railway Co.,

3.10%, 12/2/51	103	91

Total Foreign Issuer Bonds

(Cost $19,410)		17,724

U.S. GOVERNMENT AGENCIES – 15.9% (3)

Fannie Mae – 11.8%

Pool # 535714,

7.50%, 1/1/31	3	3

Pool # 555599,

7.00%, 4/1/33	9	9

Pool # 555691,

5.00%, 7/1/33	174	187

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   165   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 15.9% (3) continued

Fannie Mae – 11.8% continued

Pool # 712130,

7.00%, 6/1/33	$4	$5

Pool # 889641,

5.50%, 8/1/37	144	158

Pool # 995802,

5.50%, 12/1/35	144	158

Pool # AB5209,

3.00%, 5/1/32	276	270

Pool # AD0248,

5.50%, 11/1/37	251	275

Pool # AD0494,

5.50%, 8/1/37	152	164

Pool # AD0925,

5.00%, 4/1/40	124	134

Pool # AL0065,

4.50%, 4/1/41	463	492

Pool # AL5119,

4.00%, 4/1/34	160	168

Pool # AL6041,

4.00%, 8/1/33	893	925

Pool # AL7497,

3.50%, 9/1/40	254	259

Pool # AL8352,

3.00%, 10/1/44	304	303

Pool # AQ5150,

2.50%, 11/1/42	770	743

Pool # AS3655,

4.50%, 10/1/44	178	189

Pool # AS5722,

3.50%, 9/1/45	81	82

Pool # AS6520,

3.50%, 1/1/46	283	287

Pool # AS6730,

3.50%, 2/1/46	360	367

Pool # AS7088,

2.50%, 5/1/31	128	127

Pool # AS7568,

4.50%, 7/1/46	529	556

Pool # AS8576,

4.50%, 12/1/46	180	190

Pool # AS8984,

4.50%, 3/1/47	115	120

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 15.9% (3) continued

Fannie Mae – 11.8% continued

Pool # BD7081,

4.00%, 3/1/47	$426	$441

Pool # BH6175,

3.50%, 7/1/47	91	92

Pool # BJ0686,

4.00%, 4/1/48	155	159

Pool # BM1761,

4.00%, 8/1/44	153	160

Pool # BM4056,

4.00%, 3/1/45	178	186

Pool # BM5168,

2.50%, 6/1/46	339	327

Pool # BM5969,

3.00%, 11/1/46	1,069	1,067

Pool # BM5984,

5.00%, 5/1/49	103	109

Pool # BM5996,

5.00%, 12/1/48	59	62

Pool # BP6499,

3.00%, 7/1/50	364	357

Pool # BP6675,

2.50%, 9/1/40	544	526

Pool # CA6422,

3.00%, 7/1/50	424	415

Pool # FM1303,

3.00%, 1/1/48	555	552

Pool # FM1472,

3.50%, 3/1/34	84	87

Pool # FM1572,

3.00%, 9/1/48	143	142

Pool # FM2053,

3.50%, 8/1/44	793	806

Pool # FM2671,

4.00%, 1/1/48	130	135

Pool # FM3173,

3.50%, 7/1/47	453	462

Pool # FM3201,

3.50%, 4/1/34	212	218

Pool # FM3266,

3.00%, 4/1/48	956	954

Pool # FM3727,

3.00%, 7/1/50	354	347

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   166   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 15.9% (3) continued

Fannie Mae – 11.8% continued

Pool # FM4172,

3.50%, 12/1/36	$1,002	$1,015

Pool # FM4491,

3.50%, 12/1/36	1,078	1,091

Pool # FM4605,

3.00%, 8/1/37	1,013	1,011

Pool # FM5237,

5.00%, 7/1/47	208	224

Pool # FM5383,

4.00%, 6/1/45	582	609

Pool # FS1251,

4/1/52(4)	1,648	1,662

Pool # MA2232,

3.50%, 4/1/35	249	252

Pool # MA2864,

3.50%, 1/1/47	361	368

Pool # MA3088,

4.00%, 8/1/47	265	273

Pool # MA3183,

4.00%, 11/1/47	520	535

Pool # MA3184,

4.50%, 11/1/47	491	514

Pool # MA3211,

4.00%, 12/1/47	551	568

Pool # MA3448,

5.00%, 8/1/48	153	162

Pool # MA4186,

3.00%, 10/1/35	161	163

		22,222

Freddie Mac – 2.1%

Freddie Mac Multifamily Structured Pass Through Certificates, Series K730, Class A2,

3.59%, 1/25/25(2)	460	466

Freddie Mac REMICS, Series 3013, Class HZ,

5.00%, 8/15/35	276	292

Pool # 1B3575,

(Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 11.42% Cap), 2.05%, 9/1/37(2)	4	4

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 15.9% (3) continued

Freddie Mac – 2.1% continued

Pool # 1G2296,

(Floating, ICE LIBOR USD 1Y + 2.09%, 2.09% Floor, 11.34% Cap), 2.34%, 11/1/37(2)	$10	$10

Pool # RD5026,

3.00%, 4/1/30	90	90

Pool # SB0084,

3.00%, 2/1/32	475	480

Pool # SB0216,

3.00%, 12/1/32	125	126

Pool # SB0328,

3.00%, 6/1/34	380	384

Pool # SD0033,

3.00%, 12/1/47	191	190

Pool # ZK7457,

3.50%, 2/1/29	185	188

Pool # ZM4714,

3.50%, 11/1/47	575	583

Pool # ZM5332,

3.00%, 1/1/48	282	278

Pool # ZS4687,

2.50%, 11/1/46	178	170

Pool # ZT1333,

2.50%, 10/1/31	794	787

		4,048

Freddie Mac Gold – 0.8%

Pool # G16396,

3.50%, 2/1/33	99	102

Pool # G60948,

3.00%, 1/1/47	210	209

Pool # Q15842,

3.00%, 2/1/43	401	401

Pool # Q42460,

4.00%, 6/1/46	75	78

Pool # Q44452,

3.00%, 11/1/46	518	514

Pool # Q63667,

4.50%, 5/1/49	120	125

		1,429

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   167   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 15.9% (3) continued

Government National Mortgage Association – 0.1%

Government National Mortgage Association, Series 2017-95, Class QG,

2.50%, 8/20/46	$283	$280

Government National Mortgage Association I – 0.2%

Pool # 604183,

5.50%, 4/15/33	2	2

Pool # 633627,

5.50%, 9/15/34	2	2

Pool # 757013,

3.50%, 12/15/40	351	357

		361

Government National Mortgage Association II – 0.9%

Pool # 784801,

3.50%, 6/20/47	344	355

Pool # MA0089,

4.00%, 5/20/42	515	544

Pool # MA0782,

3.00%, 2/20/43	417	416

Pool # MA1287,

4.50%, 9/20/43	94	101

Pool # MA1996,

4.00%, 6/20/44	93	97

Pool # MA2755,

4.00%, 4/20/45	71	75

Pool # MA3666,

5.00%, 5/20/46	178	195

		1,783

Total U.S. Government Agencies

(Cost $31,308)		30,123

U.S. GOVERNMENT OBLIGATIONS – 38.8%

U.S. Treasury Bonds – 10.0%

2.38%, 2/15/42	15,583	15,030

1.38%, 8/15/50	3,262	2,511

2.25%, 2/15/52	1,307	1,253

		18,794

U.S. Treasury Inflation Indexed Notes – 6.4%

0.13%, 1/15/23	4,814	6,068

0.63%, 4/15/23	5,119	6,041

		12,109

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 38.8% continued

U.S. Treasury Notes – 20.4%

1.50%, 2/29/24	$18,910	$18,634

1.50%, 2/15/25	9,779	9,505

1.88%, 2/28/27	8,741	8,507

1.88%, 2/15/32	2,068	1,986

		38,632

U.S. Treasury Strips – 2.0%

1.47%, 2/15/51(5)	7,762	3,838

Total U.S. Government Obligations

(Cost $75,248)		73,373

MUNICIPAL BONDS – 0.1%

Florida – 0.1%

Miami-Dade County Seaport Subordinate Taxable Revenue Refunding Bonds, Series B-3,

1.86%, 10/1/30	100	89

Total Municipal Bonds

(Cost $100)		89

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(6) (7)	973,347	$973

Total Investment Companies

(Cost $973)		973

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill,

0.07%, 4/5/22(5) (8)	$500	$500

Total Short-Term Investments

(Cost $500)		500

Total Investments – 100.3%

(Cost $199,289)		189,739

Liabilities less Other Assets – (0.3%)		(627)

NET ASSETS – 100.0%		$189,112

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.

(3)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   168   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2022.

(5)	Discount rate at the time of purchase.

(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(7)	7-day current yield as of March 31, 2022 is disclosed.

(8)	Security pledged related to the Fund’s investment in futures contracts during the period. As of March 31, 2022, the Fund did not hold any open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Asset-Backed Securities	2.1%

Corporate Bonds	33.3%

Foreign Issuer Bonds	9.4%

U.S. Government Agencies	15.9%

U.S. Government Obligations	38.8%

Municipal Bonds	0.1%

Investment Companies	0.5%

Short-Term Investments	0.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-Backed Securities	$ —	$ 4,034	$ —	$4,034

Corporate Bonds(1)	—	62,923	—	62,923

Foreign Issuer Bonds(1)	—	17,724	—	17,724

U.S. Government Agencies(1)	—	30,123	—	30,123

U.S. Government Obligations(1)	—	73,373	—	73,373

Municipal Bonds	—	89	—	89

Investment Companies	973	—	—	973

Short-Term Investments	—	500	—	500

Total Investments	$973	$188,766	$ —	$189,739

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   169   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 2.2%

Commercial Mortgage-Backed Securities – 2.2%

BANK, Series 2019-BN16, Class A4

4.01%, 2/15/52	$3,900	$4,044

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5

3.14%, 2/10/48	4,530	4,500

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5

3.69%, 3/15/50	2,285	2,318

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5

3.64%, 10/15/48	4,430	4,458

		15,320

Total Asset-Backed Securities

(Cost $15,430)		15,320

CORPORATE BONDS – 44.2%

Aerospace & Defense – 1.5%

Boeing (The) Co.,

2.20%, 2/4/26	1,760	1,664

5.81%, 5/1/50	1,180	1,363

3.95%, 8/1/59	595	515

Howmet Aerospace, Inc.,

6.88%, 5/1/25	1,854	2,013

Huntington Ingalls Industries, Inc.,

2.04%, 8/16/28 (1)	1,950	1,763

Lockheed Martin Corp.,

2.80%, 6/15/50	1,180	1,033

Northrop Grumman Corp.,

5.25%, 5/1/50	1,180	1,470

Teledyne Technologies, Inc.,

2.25%, 4/1/28	350	325

		10,146

Apparel & Textile Products – 0.3%

VF Corp.,

2.40%, 4/23/25	1,750	1,711

2.95%, 4/23/30	545	519

		2,230

Asset Management – 1.9%

Ares Capital Corp.,

4.25%, 3/1/25	925	925

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Asset Management – 1.9% continued

Ares Finance Co. III LLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.24%), 4.13%, 6/30/51 (1) (2)	$2,045	$1,940

Charles Schwab (The) Corp.,

2.45%, 3/3/27	300	291

(Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (2) (3)	693	668

FMR LLC,

6.45%, 11/15/39 (1)	1,265	1,617

FS KKR Capital Corp.,

4.13%, 2/1/25	2,620	2,600

Goldman Sachs BDC, Inc.,

3.75%, 2/10/25	830	828

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

5.25%, 5/15/27	1,465	1,438

Oaktree Specialty Lending Corp.,

2.70%, 1/15/27	1,180	1,081

Prospect Capital Corp.,

3.71%, 1/22/26	1,930	1,819

		13,207

Automotive – 0.7%

BMW U.S. Capital LLC, 3.70%, 4/1/32 (1)	1,194	1,207

Ford Motor Credit Co. LLC, 4.95%, 5/28/27	1,813	1,843

Stellantis Finance U.S., Inc., 1.71%, 1/29/27 (1)	1,172	1,068

Toyota Motor Credit Corp., 3.05%, 3/22/27	1,070	1,068

		5,186

Banking – 2.9%

Bank of America Corp.,

(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 3/15/28 (2) (3)	910	919

(Variable, U.S. SOFR + 2.15%), 2.59%, 4/29/31 (2)	1,095	1,010

(Variable, U.S. SOFR + 1.32%), 2.69%, 4/22/32 (2)	1,880	1,729

(Variable, U.S. SOFR + 1.21%), 2.57%, 10/20/32 (2)	1,134	1,030

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   170   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Banking – 2.9% continued

Citigroup, Inc.,

(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28 (2)	$1,200	$1,189

(Variable, U.S. SOFR + 1.17%), 2.56%, 5/1/32 (2)	1,080	974

(Variable, U.S. SOFR + 1.18%), 2.52%, 11/3/32 (2)	1,074	964

First-Citizens Bank & Trust Co.,

(Variable, U.S. SOFR + 1.72%), 2.97%, 9/27/25 (2)	750	743

JPMorgan Chase & Co.,

(Variable, U.S. SOFR + 3.38%), 5.00%, 8/1/24 (2) (3)	1,250	1,246

(Variable, U.S. SOFR + 3.13%), 4.60%, 2/1/25 (2) (3)	1,770	1,706

(Variable, U.S. SOFR + 1.85%), 2.08%, 4/22/26 (2)	1,275	1,230

(Variable, CME Term SOFR 3M + 0.70%), 1.04%, 2/4/27 (2)	1,200	1,100

(Variable, U.S. SOFR + 1.07%), 1.95%, 2/4/32 (2)	1,400	1,226

(Variable, U.S. SOFR + 1.26%), 2.96%, 1/25/33 (2)	1,880	1,772

PNC Financial Services Group (The), Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.60%), 3.40%, 9/15/26 (2) (3)	1,187	1,069

Wells Fargo & Co.,

3.00%, 10/23/26	1,000	986

(Variable, U.S. SOFR + 1.51%), 3.53%, 3/24/28 (2)	238	237

(Variable, U.S. SOFR + 2.10%), 2.39%, 6/2/28 (2)	960	908

		20,038

Beverages – 0.1%

Pernod Ricard International Finance LLC,

1.63%, 4/1/31(1)	690	592

Biotechnology & Pharmaceuticals – 0.5%

AbbVie, Inc.,

4.25%, 11/21/49	810	841

Amgen, Inc.,

2.20%, 2/21/27	1,235	1,188

3.00%, 1/15/52	1,230	1,040

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Biotechnology & Pharmaceuticals – 0.5% continued

Gilead Sciences, Inc.,

2.60%, 10/1/40	$620	$522

		3,591

Cable & Satellite – 1.2%

Charter Communications Operating LLC/Charter Communications Operating Capital,

5.05%, 3/30/29	790	836

6.38%, 10/23/35	2,370	2,677

5.50%, 4/1/63	780	785

Comcast Corp.,

1.50%, 2/15/31	593	516

CSC Holdings LLC,

4.63%, 12/1/30 (1)	2,580	2,158

DISH DBS Corp.,

7.75%, 7/1/26	1,120	1,113

		8,085

Chemicals – 0.8%

Avery Dennison Corp.,

2.65%, 4/30/30	1,105	1,026

Dow Chemical (The) Co.,

3.63%, 5/15/26	700	708

LYB International Finance III LLC,

2.25%, 10/1/30	300	271

NewMarket Corp.,

2.70%, 3/18/31	1,060	972

RPM International, Inc.,

4.55%, 3/1/29	895	937

Sherwin-Williams (The) Co.,

3.95%, 1/15/26	800	824

Valvoline, Inc.,

3.63%, 6/15/31 (1)	670	579

		5,317

Construction Materials – 0.3%

Carlisle Cos., Inc.,

2.20%, 3/1/32	1,070	932

Martin Marietta Materials, Inc.,

2.50%, 3/15/30	1,135	1,036

		1,968

Consumer Services – 0.1%

Massachusetts Institute of Technology,

2.99%, 7/1/50	200	185

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   171   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Consumer Services – 0.1% continued

President and Fellows of Harvard College,

4.88%, 10/15/40	$200	$238

		423

Containers & Packaging – 0.5%

Berry Global, Inc.,

1.57%, 1/15/26	415	386

Flex Acquisition Co., Inc.,

7.88%, 7/15/26 (1)	1,830	1,894

Graphic Packaging International LLC,

1.51%, 4/15/26 (1)	790	726

Packaging Corp. of America,

3.40%, 12/15/27	585	582

		3,588

E-Commerce Discretionary – 0.1%

eBay, Inc.,

3.60%, 6/5/27	395	402

Electric Utilities – 3.0%

AES (The) Corp.,

1.38%, 1/15/26	1,275	1,172

Appalachian Power Co.,

4.50%, 3/1/49	1,170	1,222

Avangrid, Inc.,

3.80%, 6/1/29	1,060	1,076

Berkshire Hathaway Energy Co.,

1.65%, 5/15/31	645	562

2.85%, 5/15/51	2,205	1,868

Calpine Corp.,

4.50%, 2/15/28 (1)	2,185	2,131

CenterPoint Energy, Inc.,

2.95%, 3/1/30	785	748

Dominion Energy, Inc.,

3.07%, 8/15/24	660	659

Entergy Texas, Inc.,

1.75%, 3/15/31	537	469

Eversource Energy,

1.65%, 8/15/30	500	431

Exelon Corp.,

5.63%, 6/15/35	1,480	1,675

NextEra Energy Capital Holdings, Inc.,

3.50%, 4/1/29	595	600

2.25%, 6/1/30	610	558

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Electric Utilities – 3.0% continued

NRG Energy, Inc.,

2.45%, 12/2/27 (1)	$415	$383

3.63%, 2/15/31 (1)	2,025	1,781

Pacific Gas and Electric Co.,

4.55%, 7/1/30	665	660

Pattern Energy Operations L.P./Pattern Energy Operations, Inc.,

4.50%, 8/15/28 (1)	660	649

Public Service Enterprise Group, Inc.,

0.80%, 8/15/25	980	904

San Diego Gas & Electric Co.,

1.70%, 10/1/30	765	674

Southern (The) Co.,

3.70%, 4/30/30	950	953

Terraform Global Operating LLC,

6.13%, 3/1/26 (1)	1,035	1,034

Xcel Energy, Inc.,

2.60%, 12/1/29	410	388

		20,597

Electrical Equipment – 0.5%

Acuity Brands Lighting, Inc.,

2.15%, 12/15/30	1,145	1,005

Hubbell, Inc.,

2.30%, 3/15/31	770	700

Keysight Technologies, Inc.,

3.00%, 10/30/29	690	658

Vontier Corp.,

1.80%, 4/1/26	800	724

2.40%, 4/1/28	800	703

		3,790

Entertainment Content – 0.8%

Discovery Communications LLC,

3.63%, 5/15/30	1,000	971

Magallanes, Inc.,

5.14%, 3/15/52 (1)	802	820

Paramount Global,

4.95%, 5/19/50	810	847

Walt Disney (The) Co.,

1.75%, 1/13/26	1,850	1,772

2.20%, 1/13/28	1,045	993

		5,403

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   172   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Food – 0.8%

Campbell Soup Co.,

2.38%, 4/24/30	$1,170	$1,067

Conagra Brands, Inc.,

1.38%, 11/1/27	765	679

Flowers Foods, Inc.,

2.40%, 3/15/31	385	345

McCormick & Co., Inc.,

1.85%, 2/15/31	705	614

NBM U.S. Holdings, Inc.,

7.00%, 5/14/26	1,825	1,894

Smithfield Foods, Inc.,

2.63%, 9/13/31 (1)	1,240	1,089

		5,688

Forestry, Paper & Wood Products – 0.1%

Mercer International, Inc.,

5.13%, 2/1/29	505	487

Funds & Trusts – 0.2%

Blackstone Private Credit Fund,

2.63%, 12/15/26(1)	1,240	1,116

Gas & Water Utilities – 0.3%

NiSource, Inc.,

3.60%, 5/1/30	500	496

Southern California Gas Co.,

2.60%, 6/15/26	650	634

Southern Co. Gas Capital Corp.,

1.75%, 1/15/31	1,160	992

		2,122

Health Care Facilities & Services – 2.2%

Centene Corp.,

4.63%, 12/15/29	1,870	1,885

Cigna Corp.,

1.25%, 3/15/26	1,050	981

2.38%, 3/15/31	770	705

3.40%, 3/15/50	1,180	1,063

DaVita, Inc.,

4.63%, 6/1/30 (1)	3,000	2,801

Fresenius Medical Care U.S. Finance III, Inc.,

1.88%, 12/1/26 (1)	819	758

Humana, Inc.,

3.70%, 3/23/29	720	722

3.95%, 8/15/49	1,180	1,178

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Health Care Facilities & Services – 2.2% continued

Laboratory Corp. of America Holdings,

1.55%, 6/1/26	$1,820	$1,695

Molina Healthcare, Inc.,

3.88%, 5/15/32 (1)	1,600	1,522

Quest Diagnostics, Inc.,

2.80%, 6/30/31	645	603

UnitedHealth Group, Inc.,

2.30%, 5/15/31	617	580

Universal Health Services, Inc.,

2.65%, 1/15/32 (1)	1,250	1,123

		15,616

Home Construction – 0.3%

D.R. Horton, Inc.,

1.30%, 10/15/26	718	653

Masco Corp.,

1.50%, 2/15/28	350	308

MDC Holdings, Inc.,

6.00%, 1/15/43	795	816

		1,777

Household Products – 0.2%

GSK Consumer Healthcare Capital U.S. LLC,

3.38%, 3/24/27 (1)	970	970

4.00%, 3/24/52 (1)	639	640

		1,610

Institutional Financial Services – 2.0%

CME Group, Inc.,

2.65%, 3/15/32	1,002	959

Goldman Sachs Group (The), Inc.,

(Variable, ICE LIBOR USD 3M + 2.87%), 5.00%, 11/10/22 (2) (3)	1,795	1,714

3.50%, 4/1/25	1,320	1,330

(Variable, U.S. SOFR + 1.41%), 3.10%, 2/24/33 (2)	1,880	1,772

Jane Street Group/JSG Finance, Inc.,

4.50%, 11/15/29 (1)	1,920	1,819

Jefferies Group LLC,

2.75%, 10/15/32	840	752

Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,

2.63%, 10/15/31	716	645

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   173   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Institutional Financial Services – 2.0% continued

Morgan Stanley,

(Variable, U.S. SOFR + 1.99%), 2.19%, 4/28/26 (2)	$1,160	$1,121

(Variable, U.S. SOFR + 0.88%), 1.59%, 5/4/27 (2)	722	671

(Variable, U.S. SOFR + 1.03%), 1.79%, 2/13/32 (2)	1,525	1,311

(Variable, U.S. SOFR + 1.29%), 2.94%, 1/21/33 (2)	689	646

Nasdaq, Inc.,

1.65%, 1/15/31	1,060	894

State Street Corp.,

(Variable, U.S. SOFR + 2.65%), 3.15%, 3/30/31 (2)	405	399

		14,033

Insurance – 2.5%

Brighthouse Financial Global Funding,

1.55%, 5/24/26 (1)	1,235	1,141

Brown & Brown, Inc.,

2.38%, 3/15/31	1,155	1,015

Chubb INA Holdings, Inc.,

3.35%, 5/3/26	400	405

1.38%, 9/15/30	150	130

Corebridge Financial, Inc.,

4.40%, 4/5/52 (1)	788	788

Global Atlantic Fin Co.,

3.13%, 6/15/31 (1)	820	734

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.80%), 4.70%, 10/15/51 (1) (2)	1,291	1,217

Liberty Mutual Group, Inc.,

4.30%, 2/1/61 (1)	1,950	1,550

Marsh & McLennan Cos., Inc.,

3.75%, 3/14/26	400	406

Ohio National Financial Services, Inc.,

5.80%, 1/24/30 (1)	2,095	2,161

Primerica, Inc.,

2.80%, 11/19/31	850	784

Progressive (The) Corp.,

3.20%, 3/26/30	250	248

3.70%, 3/15/52	1,949	1,960

Protective Life Corp.,

8.45%, 10/15/39	3,475	4,912

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Insurance – 2.5% continued

Willis North America, Inc.,

2.95%, 9/15/29	$200	$188

		17,639

Leisure Facilities & Services – 0.4%

Genting New York LLC/GENNY Capital, Inc.,

3.30%, 2/15/26 (1)	650	615

Marriott International, Inc.,

3.13%, 6/15/26	600	593

Starbucks Corp.,

2.00%, 3/12/27	815	771

Yum! Brands, Inc.,

4/1/32 (4)	1,140	1,142

		3,121

Machinery – 0.5%

CNH Industrial Capital LLC,

1.88%, 1/15/26	2,285	2,163

IDEX Corp.,

3.00%, 5/1/30	360	340

2.63%, 6/15/31	360	327

Stanley Black & Decker, Inc.,

2.30%, 2/24/25	380	373

Xylem, Inc.,

2.25%, 1/30/31	575	523

		3,726

Medical Equipment & Devices – 0.1%

Alcon Finance Corp.,

2.60%, 5/27/30 (1)	750	690

Bio-Rad Laboratories, Inc.,

3.30%, 3/15/27	132	130

		820

Metals & Mining – 0.6%

Glencore Funding LLC,

1.63%, 4/27/26 (1)	1,240	1,145

3.88%, 10/27/27 (1)	630	628

Kaiser Aluminum Corp.,

4.63%, 3/1/28 (1)	1,795	1,686

Novelis Corp.,

4.75%, 1/30/30 (1)	1,000	971

		4,430

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   174   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Oil & Gas Producers – 4.1%

Apache Corp.,

5.10%, 9/1/40	$1,200	$1,209

Boardwalk Pipelines L.P.,

4.80%, 5/3/29	965	998

BP Capital Markets America, Inc.,

1.75%, 8/10/30	470	416

Cheniere Corpus Christi Holdings LLC,

3.70%, 11/15/29	590	588

ConocoPhillips Co.,

2.40%, 3/7/25	380	376

CrownRock L.P./CrownRock Finance, Inc.,

5.00%, 5/1/29 (1)	1,290	1,290

CVR Energy, Inc.,

5.75%, 2/15/28 (1)	1,995	1,892

Energy Transfer L.P.,

4.20%, 9/15/23	1,005	1,018

3.90%, 7/15/26	1,685	1,694

EQM Midstream Partners L.P.,

6.50%, 7/15/48	2,160	2,084

Exxon Mobil Corp.,

4.23%, 3/19/40	635	683

ITT Holdings LLC,

6.50%, 8/1/29 (1)	2,560	2,365

Kinder Morgan, Inc.,

4.30%, 6/1/25	600	616

2.00%, 2/15/31	1,300	1,137

Marathon Petroleum Corp.,

3.80%, 4/1/28	785	790

MPLX L.P.,

4.88%, 6/1/25	1,185	1,228

4.13%, 3/1/27	700	716

4.50%, 4/15/38	700	715

Murphy Oil U.S.A., Inc.,

4.75%, 9/15/29	1,000	991

ONEOK, Inc.,

4.00%, 7/13/27	1,250	1,260

Ovintiv, Inc.,

6.50%, 8/15/34	1,235	1,466

Phillips 66,

2.15%, 12/15/30	500	444

Sabine Pass Liquefaction LLC,

4.50%, 5/15/30	980	1,025

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Oil & Gas Producers – 4.1% continued

SM Energy Co.,

5.63%, 6/1/25	$1,665	$1,663

Williams (The) Cos., Inc.,

3.50%, 10/15/51	400	350

WPX Energy, Inc.,

4.50%, 1/15/30	1,593	1,621

		28,635

Oil & Gas Services & Equipment – 0.2%

Halliburton Co.,

2.92%, 3/1/30	400	387

5.00%, 11/15/45	300	325

NOV, Inc.,

3.60%, 12/1/29	440	433

		1,145

Publishing & Broadcasting – 0.6%

Lamar Media Corp.,

3.63%, 1/15/31	1,010	927

News Corp.,

3.88%, 5/15/29 (1)	880	832

5.13%, 2/15/32 (1)	630	633

TEGNA, Inc.,

5.00%, 9/15/29	1,850	1,855

		4,247

Real Estate Investment Trusts – 4.0%

American Campus Communities Operating Partnership L.P.,

2.85%, 2/1/30	1,044	979

American Tower Corp.,

3.13%, 1/15/27	885	862

AvalonBay Communities, Inc.,

2.30%, 3/1/30	250	234

Brixmor Operating Partnership L.P.,

4.05%, 7/1/30	600	602

Corporate Office Properties L.P.,

2.90%, 12/1/33	1,188	1,049

Crown Castle International Corp.,

1.05%, 7/15/26	1,200	1,084

EPR Properties,

4.50%, 4/1/25	1,500	1,515

4.50%, 6/1/27	2,215	2,184

Equinix, Inc.,

3.20%, 11/18/29	1,015	971

2.50%, 5/15/31	1,100	987

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   175   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Real Estate Investment Trusts – 4.0% continued

ERP Operating L.P.,

3.25%, 8/1/27	$80	$79

Essex Portfolio L.P.,

2.65%, 3/15/32	845	773

Extra Space Storage L.P.,

3.90%, 4/1/29	142	142

GLP Capital L.P./GLP Financing II, Inc.,

3.25%, 1/15/32	395	358

Healthcare Realty Trust, Inc.,

2.40%, 3/15/30	1,860	1,687

Healthpeak Properties, Inc.,

3.25%, 7/15/26	655	654

Iron Mountain, Inc.,

4.88%, 9/15/27 (1)	1,765	1,745

iStar, Inc.,

4.75%, 10/1/24	1,700	1,714

Kimco Realty Corp.,

2.70%, 10/1/30	500	469

3.20%, 4/1/32	782	760

Office Properties Income Trust,

2.65%, 6/15/26	1,090	997

Realty Income Corp.,

4.13%, 10/15/26	500	516

3.40%, 1/15/28	375	374

2.20%, 6/15/28	770	710

Safehold Operating Partnership L.P.,

2.80%, 6/15/31	190	167

2.85%, 1/15/32	1,189	1,048

SBA Communications Corp.,

3.13%, 2/1/29	1,150	1,046

Simon Property Group L.P.,

2.65%, 7/15/30	750	707

STORE Capital Corp.,

2.75%, 11/18/30	760	688

Ventas Realty L.P.,

4.40%, 1/15/29	1,600	1,683

Welltower, Inc.,

2.75%, 1/15/32	620	570

3.85%, 6/15/32	327	329

		27,683

Retail - Consumer Staples – 0.2%

7-Eleven, Inc.,

1.80%, 2/10/31 (1)	790	680

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Retail - Consumer Staples – 0.2% continued

Dollar Tree, Inc.,

3.38%, 12/1/51	$1,180	$1,015

		1,695

Retail - Discretionary – 0.9%

Advance Auto Parts, Inc.,

1.75%, 10/1/27	860	774

Best Buy Co., Inc.,

1.95%, 10/1/30	640	560

Dick’s Sporting Goods, Inc.,

4.10%, 1/15/52	863	737

Genuine Parts Co.,

1.88%, 11/1/30	770	666

Lowe’s Cos., Inc.,

4.25%, 4/1/52	710	734

Nordstrom, Inc.,

4.25%, 8/1/31	650	593

Ross Stores, Inc.,

4.60%, 4/15/25	1,100	1,144

0.88%, 4/15/26	1,130	1,032

		6,240

Semiconductors – 0.5%

Broadcom, Inc.,

3.15%, 11/15/25	1,270	1,260

3.50%, 2/15/41 (1)	440	392

Qorvo, Inc.,

3.38%, 4/1/31 (1)	1,220	1,109

Skyworks Solutions, Inc.,

1.80%, 6/1/26	175	163

3.00%, 6/1/31	360	320

		3,244

Software – 1.2%

Fortinet, Inc.,

1.00%, 3/15/26	360	328

2.20%, 3/15/31	1,500	1,324

Infor, Inc.,

1.75%, 7/15/25 (1)	865	813

Oracle Corp.,

3.65%, 3/25/41	785	686

3.95%, 3/25/51	1,185	1,036

Roper Technologies, Inc.,

3.80%, 12/15/26	456	467

2.00%, 6/30/30	690	612

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   176   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Software – 1.2% continued

ServiceNow, Inc.,

1.40%, 9/1/30	$380	$323

VMware, Inc.,

1.80%, 8/15/28	720	638

4.70%, 5/15/30	1,130	1,195

Workday, Inc.,

3.70%, 4/1/29	890	892

		8,314

Specialty Finance – 2.1%

Air Lease Corp.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.08%), 4.65%, 6/15/26 (2) (3)	1,305	1,171

1.88%, 8/15/26	725	668

2.20%, 1/15/27	1,189	1,101

2.10%, 9/1/28	980	857

Ally Financial, Inc.,

5.80%, 5/1/25	1,060	1,124

2.20%, 11/2/28	1,075	971

GATX Corp.,

1.90%, 6/1/31	760	648

3.50%, 6/1/32	1,005	969

3.10%, 6/1/51	395	328

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,

4.25%, 2/1/27 (1)	1,950	1,869

Penske Truck Leasing Co. L.P./PTL Finance Corp.,

4.00%, 7/15/25 (1)	2,090	2,110

Starwood Property Trust, Inc.,

3.75%, 12/31/24 (1)	2,000	1,940

3.63%, 7/15/26 (1)	1,280	1,222

		14,978

Technology Hardware – 0.9%

Dell International LLC/EMC Corp.,

5.85%, 7/15/25	2,435	2,599

8.10%, 7/15/36	710	934

3.45%, 12/15/51 (1)	1,260	1,023

Jabil, Inc.,

1.70%, 4/15/26	1,025	949

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Technology Hardware – 0.9% continued

Western Digital Corp.,

2.85%, 2/1/29	$786	$718

		6,223

Technology Services – 0.8%

Block, Inc.,

2.75%, 6/1/26 (1)	640	605

3.50%, 6/1/31 (1)	640	586

Equifax, Inc.,

3.10%, 5/15/30	1,150	1,097

Global Payments, Inc.,

2.90%, 5/15/30	1,000	923

International Business Machines Corp.,

2.20%, 2/9/27	200	193

Leidos, Inc.,

3.63%, 5/15/25	430	430

Moody’s Corp.,

4.25%, 2/1/29	440	461

3.75%, 2/25/52	392	386

Western Union (The) Co.,

2.75%, 3/15/31	1,160	1,055

		5,736

Telecommunications – 1.5%

AT&T, Inc.,

3.55%, 9/15/55	780	688

Level 3 Financing, Inc.,

4.63%, 9/15/27 (1)	1,850	1,741

Sprint Capital Corp.,

6.88%, 11/15/28	2,040	2,364

T-Mobile U.S.A., Inc.,

1.50%, 2/15/26	2,100	1,959

3.40%, 10/15/52 (1)	1,230	1,046

3.60%, 11/15/60	850	730

3.60%, 11/15/60 (1)	1,240	1,065

Verizon Communications, Inc.,

2.10%, 3/22/28	580	540

2.55%, 3/21/31	710	660

		10,793

Tobacco & Cannabis – 0.8%

Altria Group, Inc.,

3.40%, 2/4/41	1,580	1,297

BAT Capital Corp.,

4.70%, 4/2/27	2,045	2,097

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   177   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.2% continued

Tobacco & Cannabis – 0.8% continued

Philip Morris International, Inc.,

1.75%, 11/1/30	$1,020	$882

Reynolds American, Inc.,

5.85%, 8/15/45	1,172	1,206

		5,482

Transportation & Logistics – 1.0%

JB Hunt Transport Services, Inc.,

3.88%, 3/1/26	1,010	1,028

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,

6.50%, 6/20/27 (1)	1,255	1,308

Norfolk Southern Corp.,

3.70%, 3/15/53	392	387

Ryder System, Inc.,

2.90%, 12/1/26	380	369

Southwest Airlines Co.,

5.13%, 6/15/27	1,530	1,636

Union Pacific Corp.,

2.38%, 5/20/31	405	379

3.50%, 2/14/53	1,178	1,153

United Airlines Pass Through Trust, Series 2020-1, Class B,

4.88%, 1/15/26	812	797

		7,057

Total Corporate Bonds

(Cost $324,998)		308,220

FOREIGN ISSUER BONDS – 12.2%

Banking – 5.2%

Australia & New Zealand Banking Group Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%), 2.95%, 7/22/30 (1) (2)	2,200	2,118

Banco Santander S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.00%), 4.18%, 3/24/28 (2)	800	804

Barclays PLC,

(Variable, U.S. SOFR + 2.71%), 2.85%, 5/7/26 (2)	1,250	1,214

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 3/15/28 (2) (3)	1,221	1,075

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 12.2% continued

Banking – 5.2% continued

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.90%), 2.65%, 6/24/31 (2)	$1,120	$1,016

BNP Paribas S.A.,

(Variable, U.S. SOFR + 1.22%), 2.16%, 9/15/29 (1) (2)	630	561

(Variable, U.S. SOFR + 1.51%), 3.05%, 1/13/31 (1) (2)	470	440

BPCE S.A.,

3.50%, 10/23/27 (1)	575	562

(Variable, U.S. SOFR + 1.31%), 2.28%, 1/20/32 (1) (2)	1,275	1,120

Credit Agricole S.A.,

3.25%, 1/14/30 (1)	1,000	949

Deutsche Bank A.G.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.52%), 6.00%, 10/30/25 (2) (3)	1,800	1,755

(Variable, U.S. SOFR + 1.32%), 2.55%, 1/7/28 (2)	1,059	977

(Variable, U.S. SOFR + 2.76%), 3.73%, 1/14/32 (2)	920	821

(Variable, U.S. SOFR + 1.72%), 3.04%, 5/28/32 (2) (5)	1	—

HSBC Holdings PLC,

4.30%, 3/8/26	1,500	1,539

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.22%), 4.00%, 3/9/26 (2) (3)	545	517

(Variable, U.S. SOFR + 1.41%), 2.87%, 11/22/32 (2)	592	539

ING Groep N.V.,

(Variable, U.S. SOFR + 1.83%), 4.02%, 3/28/28 (2)	200	201

Intesa Sanpaolo S.p.A.,

3.88%, 1/12/28 (1)	810	789

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.60%), 4.20%, 6/1/32 (1) (2)	3,964	3,504

Lloyds Banking Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 2/5/26 (2)	800	771

Mitsubishi UFJ Financial Group, Inc.,

3.85%, 3/1/26	1,250	1,266

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   178   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 12.2% continued

Banking – 5.2% continued

Nationwide Building Society,

1.00%, 8/28/25 (1)	$2,100	$1,942

1.50%, 10/13/26 (1)	1,300	1,192

NatWest Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.10%), 4.60%, 6/28/31 (2) (3)	650	572

Santander UK Group Holdings PLC,

(Variable, U.S. SOFR + 0.99%), 1.67%, 6/14/27 (2)	1,695	1,542

Societe Generale S.A.,

2.63%, 10/16/24 (1)	1,825	1,775

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.93%), 4.75%, 5/26/26 (1) (2) (3)	1,200	1,118

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.30%), 2.89%, 6/9/32 (1) (2)	1	—

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.90%), 4.03%, 1/21/43 (2)	1,223	1,064

Standard Chartered PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.46%, 1/14/27 (1) (2)	615	559

Sumitomo Mitsui Financial Group, Inc.,

2.13%, 7/8/30	800	715

UniCredit S.p.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.55%), 3.13%, 6/3/32 (1) (2)	2,031	1,786

Westpac Banking Corp.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 7/24/34 (2)	270	266

3.13%, 11/18/41	1,189	1,020

		36,089

Beverages – 0.2%

Coca-Cola Europacific Partners PLC,

1.50%, 1/15/27 (1)	629	574

Coca-Cola Femsa S.A.B. de C.V.,

1.85%, 9/1/32	845	733

		1,307

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 12.2% continued

Biotechnology & Pharmaceuticals – 0.3%

Bausch Health Cos., Inc.,

6.13%, 4/15/25 (1)	$1,244	$1,255

Royalty Pharma PLC,

1.75%, 9/2/27	345	313

Shire Acquisitions Investments Ireland DAC,

3.20%, 9/23/26	440	441

		2,009

Cable & Satellite – 0.5%

LCPR Senior Secured Financing DAC,

6.75%, 10/15/27 (1)	540	555

UPC Holding B.V.,

5.50%, 1/15/28 (1)	2,625	2,593

		3,148

Chemicals – 0.0%

Nutrien Ltd.,

4.00%, 12/15/26	300	309

Commercial Support Services – 0.2%

GFL Environmental, Inc.,

4.00%, 8/1/28(1)	1,355	1,247

E-Commerce Discretionary – 0.1%

Alibaba Group Holding Ltd.,

2.70%, 2/9/41	895	681

Electrical Equipment – 0.0%

Johnson Controls International PLC,

5.13%, 9/14/45	115	131

Food – 0.8%

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.,

6.50%, 4/15/29 (1)	4,000	4,240

5.50%, 1/15/30 (1)	1,575	1,610

		5,850

Forestry, Paper & Wood Products – 0.3%

Suzano Austria GmbH,

3.13%, 1/15/32	2,549	2,257

Institutional Financial Services – 0.7%

Credit Suisse Group A.G.,

(Variable, U.S. SOFR + 2.04%), 2.19%, 6/5/26 (1) (2)	2,225	2,089

(Variable, U.S. SOFR + 3.73%), 4.19%, 4/1/31 (1) (2)	965	952

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   179   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 12.2% continued

Institutional Financial Services – 0.7% continued

(Variable, U.S. SOFR + 1.73%), 3.09%, 5/14/32 (1) (2)	$1,227	$1,107

LSEGA Financing PLC,

1.38%, 4/6/26 (1)	1,075	989

		5,137

Insurance – 0.3%

Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.,

7.63%, 10/15/25(1) (6)	2,146	2,155

Internet Media & Services – 0.3%

Baidu, Inc.,

1.72%, 4/9/26	1,405	1,294

Prosus N.V.,

3.83%, 2/8/51 (1)	645	470

		1,764

Leisure Facilities & Services – 0.4%

Carnival Corp.,

4.00%, 8/1/28 (1)	1,940	1,804

Sands China Ltd.,

3.10%, 3/8/29 (1)	1,224	1,040

		2,844

Medical Equipment & Devices – 0.1%

Smith & Nephew PLC,

2.03%, 10/14/30	1,070	930

Metals & Mining – 0.1%

Barrick PD Australia Finance Pty. Ltd.,

5.95%, 10/15/39	250	308

New Gold, Inc.,

6.38%, 5/15/25 (1)	367	366

		674

Oil & Gas Producers – 0.4%

Enbridge, Inc.,

1.60%, 10/4/26	261	241

Qatar Energy,

3.13%, 7/12/41 (1)	123	112

Santos Finance Ltd.,

3.65%, 4/29/31 (1)	830	776

Suncor Energy, Inc.,

5.95%, 5/15/35	1,190	1,389

		2,518

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 12.2% continued

Oil & Gas Services & Equipment – 0.1%

Schlumberger Investment S.A.,

2.65%, 6/26/30	$400	$379

Semiconductors – 0.1%

NXP B.V./NXP Funding LLC/NXP U.S.A., Inc.,

2.70%, 5/1/25(1)	410	397

Sovereign Government – 0.3%

Indonesia Government International Bond,

3.85%, 10/15/30	800	843

Peruvian Government International Bond,

2.84%, 6/20/30	600	574

Philippine Government International Bond,

3.75%, 1/14/29	750	779

		2,196

Specialty Finance – 0.5%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

1.75%, 1/30/26	760	697

4.63%, 10/15/27	1,000	1,020

3.40%, 10/29/33	185	166

Aircastle Ltd.,

4.25%, 6/15/26	710	698

Avolon Holdings Funding Ltd.,

3.25%, 2/15/27 (1)	1,220	1,148

		3,729

Technology Hardware – 0.6%

Flex Ltd.,

4.75%, 6/15/25	1,625	1,677

Lenovo Group Ltd.,

3.42%, 11/2/30 (1)	425	393

Seagate HDD Cayman,

3.13%, 7/15/29	525	471

Xiaomi Best Time International Ltd.,

4.10%, 7/14/51 (1)	2,041	1,695

		4,236

Telecommunications – 0.7%

British Telecommunications PLC,

3.25%, 11/8/29 (1)	1,080	1,024

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   180   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 12.2% continued

Telecommunications – 0.7% continued

Connect Finco S.a.r.l./Connect U.S. Finco LLC,

6.75%, 10/1/26 (1)	$1,685	$1,714

Orange S.A.,

5.38%, 1/13/42	250	287

Rogers Communications, Inc.,

2.90%, 11/15/26	600	590

Telefonica Emisiones S.A.,

4.10%, 3/8/27	1,000	1,023

		4,638

Transportation & Logistics – 0.0%

Canadian Pacific Railway Co.,

3.10%, 12/2/51	396	350

Total Foreign Issuer Bonds

(Cost $91,830)		84,975

U.S. GOVERNMENT AGENCIES – 16.9%

Fannie Mae – 11.8%

Pool #535714,

7.50%, 1/1/31	11	12

Pool #545003,

8.00%, 5/1/31	1	1

Pool #545437,

7.00%, 2/1/32	24	26

Pool #545556,

7.00%, 4/1/32	14	15

Pool #555189,

7.00%, 12/1/32	89	96

Pool #581806,

7.00%, 7/1/31	38	41

Pool #585617,

7.00%, 5/1/31(7)	—	—

Pool #889641,

5.50%, 8/1/37	617	676

Pool #995802,

5.50%, 12/1/35	619	678

Pool #AB5209,

3.00%, 5/1/32	2,387	2,338

Pool #AB9546,

3.50%, 6/1/28	72	74

Pool #AD0248,

5.50%, 11/1/37	1,075	1,177

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 16.9% continued

Fannie Mae – 11.8% continued

Pool #AD0494,

5.50%, 8/1/37	$653	$705

Pool #AD0925,

5.00%, 4/1/40	62	67

Pool #AK9457,

3.50%, 3/1/32	122	124

Pool #AL3063,

3.50%, 1/1/28	258	265

Pool #AL5119,

4.00%, 4/1/34	1,050	1,103

Pool #AL7497,

3.50%, 9/1/40	1,236	1,261

Pool #AL8352,

3.00%, 10/1/44	2,572	2,568

Pool #AL8876,

3.00%, 10/1/44	367	368

Pool #AO2961,

4.00%, 5/1/42	197	206

Pool #AQ9360,

2.50%, 1/1/28	77	76

Pool #AS1991,

3.50%, 3/1/29	352	362

Pool #AS3655,

4.50%, 10/1/44	672	712

Pool #AS6520,

3.50%, 1/1/46	1,235	1,250

Pool #AS7088,

2.50%, 5/1/31	1,502	1,486

Pool #AS7568,

4.50%, 7/1/46	811	853

Pool #AS8576,

4.50%, 12/1/46	863	911

Pool #AS8984,

4.50%, 3/1/47	755	791

Pool #BH6175,

3.50%, 7/1/47	492	499

Pool #BJ0686,

4.00%, 4/1/48	619	635

Pool #BJ3524,

4.00%, 11/1/47	1,430	1,469

Pool #BM1761,

4.00%, 8/1/44	218	228

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   181   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 16.9% continued

Fannie Mae – 11.8% continued

Pool #BM1762,

3.00%, 11/1/45	$2,367	$2,361

Pool #BM1901,

3.00%, 6/1/45	2,779	2,774

Pool #BM4056,

4.00%, 3/1/45	604	632

Pool #BM5168,

2.50%, 6/1/46	603	582

Pool #BM5969,

3.00%, 11/1/46	4,919	4,911

Pool #BM5984,

5.00%, 5/1/49	186	197

Pool #BM5996,

5.00%, 12/1/48	106	111

Pool #BP6499,

3.00%, 7/1/50	1,822	1,786

Pool #BP6675,

2.50%, 9/1/40	2,005	1,938

Pool #CA6422,

3.00%, 7/1/50	1,719	1,683

Pool #FM1303,

3.00%, 1/1/48	2,362	2,349

Pool #FM1438,

3.00%, 8/1/38	523	521

Pool #FM1472,

3.50%, 3/1/34	66	68

Pool #FM1572,

3.00%, 9/1/48	740	736

Pool #FM2671,

4.00%, 1/1/48	418	434

Pool #FM3173,

3.50%, 7/1/47	1,908	1,946

Pool #FM3201,

3.50%, 4/1/34	1,153	1,183

Pool #FM3266,

3.00%, 4/1/48	3,078	3,073

Pool #FM3727,

3.00%, 7/1/50	1,771	1,736

Pool #FM4172,

3.50%, 12/1/36	4,126	4,177

Pool #FM4491,

3.50%, 12/1/36	3,219	3,259

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 16.9% continued

Fannie Mae – 11.8% continued

Pool #FM4605,

3.00%, 8/1/37	$2,485	$2,479

Pool #FM5383,

4.00%, 6/1/45	2,309	2,415

Pool #FS1251,

4/1/52(4)	6,042	6,092

Pool #MA0878,

4.00%, 10/1/31	492	510

Pool #MA2522,

3.50%, 2/1/46	1,622	1,651

Pool #MA2642,

3.50%, 6/1/46	1,894	1,924

Pool #MA2864,

3.50%, 1/1/47	1,015	1,032

Pool #MA3004,

4.00%, 5/1/37	442	458

Pool #MA3088,

4.00%, 8/1/47	818	843

Pool #MA3183,

4.00%, 11/1/47	2,061	2,123

Pool #MA3184,

4.50%, 11/1/47	1,628	1,704

Pool #MA3211,

4.00%, 12/1/47	2,205	2,273

Pool #MA3448,

5.00%, 8/1/48	660	697

Pool #MA4186,

3.00%, 10/1/35	593	599

		82,330

Freddie Mac – 2.4%

Freddie Mac Multifamily Structured Pass Through Certificates, Series K730, Class A2,

3.59%, 1/25/25	1,790	1,812

Freddie Mac REMICS, Series 3013, Class HZ,

5.00%, 8/15/35	941	995

Pool #1B3575,

(Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 11.42% Cap), 2.05%, 9/1/37(8)	49	49

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   182   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 16.9% continued

Freddie Mac – 2.4% continued

Pool #1G2296,

(Floating, ICE LIBOR USD 1Y + 2.09%, 2.09% Floor, 11.34% Cap), 2.34%, 11/1/37(8)	$101	$101

Pool #RD5026,

3.00%, 4/1/30	592	598

Pool #SB0084,

3.00%, 2/1/32	1,880	1,896

Pool #SB0216,

3.00%, 12/1/32	709	716

Pool #SB0328,

3.00%, 6/1/34	1,541	1,557

Pool #SD0033,

3.00%, 12/1/47	857	852

Pool #ZK7457,

3.50%, 2/1/29	2,156	2,202

Pool #ZM4714,

3.50%, 11/1/47	1,881	1,905

Pool #ZM5332,

3.00%, 1/1/48	676	666

Pool #ZS4687,

2.50%, 11/1/46	617	592

Pool #ZT1333,

2.50%, 10/1/31	2,873	2,847

		16,788

Freddie Mac Gold – 1.3%

Pool #A87842,

4.50%, 8/1/39	239	254

Pool #C00910,

7.50%, 1/1/30	77	84

Pool #G07068,

5.00%, 7/1/41	342	371

Pool #G08731,

2.50%, 11/1/46	1,316	1,264

Pool #G15612,

3.50%, 12/1/29	81	83

Pool #G16396,

3.50%, 2/1/33	1,162	1,194

Pool #G18643,

2.50%, 5/1/32	101	100

Pool #G60948,

3.00%, 1/1/47	371	369

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 16.9% continued

Freddie Mac Gold – 1.3% continued

Pool #G61723,

3.50%, 1/1/43	$113	$115

Pool #Q15842,

3.00%, 2/1/43	1,720	1,720

Pool #Q42460,

4.00%, 6/1/46	303	315

Pool #Q44452,

3.00%, 11/1/46	2,573	2,553

Pool #Q63667,

4.50%, 5/1/49	396	413

		8,835

Government National Mortgage Association – 0.2%

Government National Mortgage Association, Series 2017-95, Class QG,

2.50%, 8/20/46	1,198	1,184

Government National Mortgage Association I – 0.2%

Pool #757013,

3.50%, 12/15/40	1,403	1,427

Government National Mortgage Association II – 1.0%

Pool #784801,

3.50%, 6/20/47	704	726

Pool #MA0089,

4.00%, 5/20/42	1,537	1,625

Pool #MA0782,

3.00%, 2/20/43	3,108	3,100

Pool #MA1996,

4.00%, 6/20/44	292	307

Pool #MA3666,

5.00%, 5/20/46	673	737

Pool #MA4008,

5.50%, 10/20/46	103	114

Pool #MA6870,

5.00%, 9/20/50	606	644

		7,253

Total U.S. Government Agencies

(Cost $122,499)		117,817

U.S. GOVERNMENT OBLIGATIONS – 24.2%

U.S. Treasury Bonds – 8.4%

2.38%, 2/15/42	47,341	45,662

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   183   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 24.2% continued

U.S. Treasury Bonds – 8.4% continued

1.38%, 8/15/50	$11,818	$9,096

2.25%, 2/15/52	3,615	3,467

		58,225

U.S. Treasury Inflation Indexed Notes – 6.3%

0.13%, 1/15/23	17,420	21,958

0.63%, 4/15/23	18,511	21,845

		43,803

U.S. Treasury Notes – 7.4%

1.50%, 2/29/24	40,202	39,616

1.50%, 2/15/25	3,260	3,168

1.88%, 2/28/27	9,157	8,912

		51,696

U.S. Treasury Strips – 2.1%

1.47%, 2/15/51(9)	29,423	14,549

Total U.S. Government Obligations

(Cost $172,999)		168,273

MUNICIPAL BONDS – 0.0%

Florida – 0.0%

Miami-Dade County Seaport Subordinate Taxable Revenue Refunding Bonds, Series B-3,

1.86%, 10/1/30	400	354

Total Municipal Bonds

(Cost $400)		354

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.7%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(10) (11)	4,640,676	$4,641

Total Investment Companies

(Cost $4,641)		4,641

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill,

0.07%, 4/5/22(9) (12)	$1,000	$1,000

Total Short-Term Investments

(Cost $1,000)		1,000

Total Investments – 100.6%

(Cost $733,797)		700,600

Liabilities less Other Assets – (0.6%)		(3,859)

NET ASSETS – 100.0%		$696,741

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2022.
(3)	Perpetual bond. Maturity date represents next call date.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2022.
(5)	Value rounds to less than one thousand.
(6)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(7)	Principal Amount and Value rounds to less than one thousand.
(8)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.
(9)	Discount rate at the time of purchase.
(10)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(11)	7-day current yield as of March 31, 2022 is disclosed.
(12)	Security pledged related to the Fund’s investment in futures contracts during the period. As of March 31, 2022, the Fund did not hold any open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   184   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Asset-Backed Securities	2.2%

Corporate Bonds	44.2%

Foreign Issuer Bonds	12.2%

U.S. Government Agencies	16.9%

U.S. Government Obligations	24.2%

Municipal Bonds	0.0%

Investment Companies	0.7%

Short-Term Investments	0.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-Backed Securities(1)	$ —	$ 15,320	$—	$ 15,320

Corporate Bonds(1)	—	308,220	—	308,220

Foreign Issuer Bonds(1)	—	84,975	—	84,975

U.S. Government Agencies(1)	—	117,817	—	117,817

U.S. Government Obligations(1)	—	168,273	—	168,273

Municipal Bonds(1)	—	354	—	354

Investment Companies	4,641	—	—	4,641

Short-Term Investments	—	1,000	—	1,000

Total Investments	$4,641	$695,959	$—	$700,600
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   185   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 74.0%

Advertising & Marketing – 0.6%

Advantage Sales & Marketing, Inc.,

6.50%, 11/15/28 (1)	$9,000	$8,518

Outfront Media Capital LLC/Outfront Media Capital Corp.,

4.25%, 1/15/29 (1)	4,500	4,186

Terrier Media Buyer, Inc.,

8.88%, 12/15/27 (1)	11,350	11,549

		24,253

Aerospace & Defense – 1.1%

Howmet Aerospace, Inc.,

6.88%, 5/1/25	5,625	6,108

Maxar Space Robotics LLC,

9.75%, 12/31/23 (1)	5,222	5,555

TransDigm, Inc.,

5.50%, 11/15/27	10,725	10,644

Triumph Group, Inc.,

8.88%, 6/1/24 (1)	4,275	4,515

7.75%, 8/15/25	16,750	16,874

		43,696

Asset Management – 0.9%

Advisor Group Holdings, Inc.,

10.75%, 8/1/27 (1)	11,875	12,721

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

5.25%, 5/15/27	9,350	9,176

4.38%, 2/1/29	8,025	7,363

NFP Corp.,

6.88%, 8/15/28 (1)	6,560	6,265

		35,525

Automotive – 2.4%

American Axle & Manufacturing, Inc.,

6.88%, 7/1/28	5,000	4,978

Dana, Inc.,

4.25%, 9/1/30	4,000	3,661

Ford Motor Co.,

9.63%, 4/22/30	3,825	4,981

Ford Motor Credit Co. LLC,

5.58%, 3/18/24	4,628	4,760

4.06%, 11/1/24	2,800	2,792

5.13%, 6/16/25	2,000	2,040

4.13%, 8/4/25	7,700	7,691

4.39%, 1/8/26	9,225	9,201

4.95%, 5/28/27	8,375	8,516

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Automotive – 2.4% continued

4.13%, 8/17/27	$11,000	$10,752

5.11%, 5/3/29	8,318	8,367

General Motors Financial Co., Inc., (Variable, ICE LIBOR USD 3M +

3.60%), 5.75%, 9/30/27 (2) (3)	11,975	11,945

Real Hero Merger Sub 2, Inc.,

6.25%, 2/1/29 (1)	7,750	7,061

Tenneco, Inc.,

7.88%, 1/15/29 (1)	2,200	2,318

5.13%, 4/15/29 (1)	3,575	3,553

		92,616

Beverages – 0.1%

Triton Water Holdings, Inc.,

6.25%, 4/1/29(1)	4,525	3,858

Biotechnology & Pharmaceuticals – 0.9%

Bausch Health Americas, Inc.,

8.50%, 1/31/27 (1)	8,690	8,666

Horizon Therapeutics U.S.A., Inc.,

5.50%, 8/1/27 (1)	9,450	9,687

Organon & Co./Organon Foreign Debt Co-Issuer B.V.,

5.13%, 4/30/31 (1)	7,475	7,213

Par Pharmaceutical, Inc.,

7.50%, 4/1/27 (1)	8,813	8,224

		33,790

Cable & Satellite – 3.7%

CCO Holdings LLC/CCO Holdings Capital Corp.,

5.00%, 2/1/28 (1)	29,387	29,078

4.75%, 2/1/32 (1)	11,250	10,477

4.50%, 5/1/32	5,600	5,122

4.25%, 1/15/34 (1)	4,025	3,496

CSC Holdings LLC,

6.50%, 2/1/29 (1)	17,100	17,236

5.75%, 1/15/30 (1)	10,425	9,278

4.63%, 12/1/30 (1)	6,800	5,687

Directv Financing LLC/Directv Financing Co-Obligor, Inc.,

5.88%, 8/15/27 (1)	14,275	14,043

DISH DBS Corp.,

7.75%, 7/1/26	22,917	22,768

5.25%, 12/1/26 (1)	6,375	6,072

5.75%, 12/1/28 (1)	6,350	6,009

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   186   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Cable & Satellite – 3.7% continued

GCI LLC,

4.75%, 10/15/28 (1)	$7,500	$7,322

Midcontinent Communications/Midcontinent Finance Corp.,

5.38%, 8/15/27 (1)	4,900	4,920

Radiate Holdco LLC/Radiate Finance, Inc.,

6.50%, 9/15/28 (1)	3,000	2,837

		144,345

Chemicals – 0.9%

ASP Unifrax Holdings, Inc.,

5.25%, 9/30/28 (1)	4,000	3,716

CVR Partners L.P./CVR Nitrogen Finance Corp.,

6.13%, 6/15/28 (1)	5,125	5,124

Illuminate Buyer LLC/Illuminate Holdings IV, Inc.,

9.00%, 7/1/28 (1)	6,575	6,657

LSB Industries, Inc.,

6.25%, 10/15/28 (1)	6,450	6,540

LSF11 A5 HoldCo LLC,

6.63%, 10/15/29 (1)	7,925	7,373

WR Grace Holdings LLC,

5.63%, 8/15/29 (1)	5,325	4,979

		34,389

Commercial Support Services – 1.4%

ADT Security (The) Corp.,

4.13%, 8/1/29 (1)	5,025	4,667

Allied Universal Holdco LLC/Allied Universal Finance Corp.,

6.63%, 7/15/26 (1)	5,775	5,843

6.00%, 6/1/29 (1)	4,733	4,175

APX Group, Inc.,

6.75%, 2/15/27 (1)	8,135	8,316

5.75%, 7/15/29 (1)	6,525	5,953

Covanta Holding Corp.,

5.00%, 9/1/30	8,125	7,699

Prime Security Services Borrower LLC/Prime Finance, Inc.,

6.25%, 1/15/28 (1)	14,375	14,067

ZipRecruiter, Inc.,

5.00%, 1/15/30 (1)	5,450	5,322

		56,042

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Construction Materials – 0.6%

Eco Material Technologies, Inc.,

7.88%, 1/31/27 (1)	$9,500	$9,447

Standard Industries, Inc.,

3.38%, 1/15/31 (1)	6,325	5,534

Summit Materials LLC/Summit Materials Finance Corp.,

6.50%, 3/15/27 (1)	7,683	7,818

		22,799

Consumer Services – 0.5%

PROG Holdings, Inc.,

6.00%, 11/15/29 (1)	9,650	8,950

StoneMor, Inc.,

8.50%, 5/15/29 (1)	8,525	8,440

		17,390

Containers & Packaging – 0.7%

Clydesdale Acquisition Holdings, Inc.,

4/15/29 (1) (4)	2,500	2,528

Flex Acquisition Co., Inc.,

7.88%, 7/15/26 (1)	3,924	4,061

Graham Packaging Co., Inc.,

7.13%, 8/15/28 (1)	4,950	4,492

Mauser Packaging Solutions Holding Co.,

7.25%, 4/15/25 (1)	6,997	6,935

Owens-Brockway Glass Container, Inc.,

6.63%, 5/13/27 (1)	4,535	4,490

Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,

4.38%, 10/15/28 (1)	5,475	5,031

		27,537

Electric Utilities – 1.5%

Calpine Corp.,

5.13%, 3/15/28	11,162	10,633

5.00%, 2/1/31 (1)	5,000	4,550

NRG Energy, Inc.,

5.75%, 1/15/28	11,045	11,226

Pattern Energy Operations L.P./Pattern Energy Operations, Inc.,

4.50%, 8/15/28 (1)	4,625	4,550

Talen Energy Supply LLC,

6.63%, 1/15/28 (1)	15,375	14,299

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   187   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Electric Utilities – 1.5% continued

Vistra Operations Co. LLC,

5.63%, 2/15/27 (1)	$7,875	$7,868

4.38%, 5/1/29 (1)	6,500	6,143

		59,269

Electrical Equipment – 0.3%

WESCO Distribution, Inc.,

7.13%, 6/15/25 (1)	6,975	7,256

7.25%, 6/15/28 (1)	5,100	5,417

		12,673

Engineering & Construction – 0.5%

Brundage-Bone Concrete Pumping Holdings, Inc.,

6.00%, 2/1/26 (1)	9,000	8,664

Dycom Industries, Inc.,

4.50%, 4/15/29 (1)	5,325	5,019

VM Consolidated, Inc.,

5.50%, 4/15/29 (1)	5,175	4,858

		18,541

Entertainment Content – 0.9%

Allen Media LLC/Allen Media Co-Issuer, Inc.,

10.50%, 2/15/28 (1)	22,150	21,824

Diamond Sports Group LLC/Diamond Sports Finance Co.,

5.38%, 8/15/26 (1)	9,775	3,788

6.63%, 8/15/27 (1)	17,925	3,692

Univision Communications, Inc.,

4.50%, 5/1/29	5,900	5,616

		34,920

Food – 0.7%

NBM U.S. Holdings, Inc.,

7.00%, 5/14/26	11,525	11,961

Post Holdings, Inc.,

4.50%, 9/15/31 (1)	6,150	5,449

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed,

4.63%, 3/1/29 (1)	8,575	8,039

		25,449

Forestry, Paper & Wood Products – 0.4%

Glatfelter Corp.,

4.75%, 11/15/29 (1)	7,250	6,144

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Forestry, Paper & Wood Products – 0.4% continued

Schweitzer-Mauduit International, Inc.,

6.88%, 10/1/26 (1)	$9,050	$8,554

		14,698

Health Care Facilities & Services – 3.2%

AdaptHealth LLC,

6.13%, 8/1/28 (1)	3,825	3,796

5.13%, 3/1/30 (1)	6,275	5,828

CHS/Community Health Systems, Inc.,

6.88%, 4/15/29 (1)	6,725	6,607

6.13%, 4/1/30 (1)	9,450	8,793

5.25%, 5/15/30 (1)	13,600	13,053

DaVita, Inc.,

4.63%, 6/1/30 (1)	7,750	7,237

HCA, Inc.,

5.88%, 2/1/29	19,830	21,678

Legacy LifePoint Health LLC,

4.38%, 2/15/27 (1)	5,425	5,241

Molina Healthcare, Inc.,

3.88%, 5/15/32 (1)	3,500	3,328

Prime Healthcare Services, Inc.,

7.25%, 11/1/25 (1)	9,100	9,328

Surgery Center Holdings, Inc.,

6.75%, 7/1/25 (1)	4,350	4,334

10.00%, 4/15/27 (1)	7,125	7,481

Tenet Healthcare Corp.,

6.13%, 10/1/28 (1)	12,525	12,729

4.38%, 1/15/30 (1)	14,775	14,183

		123,616

Home & Office Products – 0.5%

CD&R Smokey Buyer, Inc.,

6.75%, 7/15/25 (1)	6,560	6,741

Newell Brands, Inc.,

5.63%, 4/1/36	13,250	13,614

		20,355

Home Construction – 1.4%

Beazer Homes U.S.A., Inc.,

5.88%, 10/15/27	8,600	8,310

Forestar Group, Inc.,

5.00%, 3/1/28 (1)	3,562	3,339

Interface, Inc,

5.50%, 12/1/28 (1)	5,000	4,856

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   188   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Home Construction – 1.4% continued

LGI Homes, Inc.,

4.00%, 7/15/29 (1)	$8,625	$7,573

M/I Homes, Inc.,

3.95%, 2/15/30	11,900	10,472

MIWD Holdco II LLC/MIWD Finance Corp.,

5.50%, 2/1/30 (1)	3,375	3,152

PGT Innovations, Inc.,

4.38%, 10/1/29 (1)	13,290	12,393

Taylor Morrison Communities, Inc.,

5.13%, 8/1/30 (1)	6,000	5,865

		55,960

Household Products – 0.2%

Edgewell Personal Care Co.,

5.50%, 6/1/28 (1)	3,000	2,985

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,

5.00%, 12/31/26 (1)	5,175	4,774

		7,759

Industrial Intermediate Products – 0.4%

Anagram International, Inc./Anagram Holdings LLC,

10.00%, 8/15/26 (1) (5)	2,443	2,541

FXI Holdings, Inc.,

12.25%, 11/15/26 (1)	12,525	13,546

		16,087

Industrial Support Services – 0.9%

Ahern Rentals, Inc.,

7.38%, 5/15/23 (1)	9,675	8,973

APi Group DE, Inc.,

4.13%, 7/15/29 (1)	4,700	4,331

NESCO Holdings II, Inc.,

5.50%, 4/15/29 (1)	5,275	5,183

PECF USS Intermediate Holding III Corp.,

8.00%, 11/15/29 (1)	9,175	8,854

Resideo Funding, Inc.,

4.00%, 9/1/29 (1)	9,885	8,996

		36,337

Institutional Financial Services – 0.9%

Aretec Escrow Issuer, Inc.,

7.50%, 4/1/29 (1)	7,950	7,639

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Institutional Financial Services – 0.9% continued

Asteroid Private Merger Sub, Inc.,

8.50%, 11/15/29 (1)	$7,175	$6,959

Coinbase Global, Inc.,

3.63%, 10/1/31 (1)	9,700	8,269

Jane Street Group/JSG Finance, Inc.,

4.50%, 11/15/29 (1)	13,700	12,982

		35,849

Insurance – 0.7%

AmWINS Group, Inc.,

4.88%, 6/30/29 (1)	9,000	8,640

NMI Holdings, Inc.,

7.38%, 6/1/25 (1)	6,200	6,510

Ryan Specialty Group LLC,

4.38%, 2/1/30 (1)	8,975	8,481

USI, Inc.,

6.88%, 5/1/25 (1)	5,254	5,272

		28,903

Internet Media & Services – 1.1%

Endurance International Group Holdings, Inc.,

6.00%, 2/15/29 (1)	6,225	5,369

GrubHub Holdings, Inc.,

5.50%, 7/1/27 (1)	6,850	5,931

Millennium Escrow Corp.,

6.63%, 8/1/26 (1)	5,650	5,364

TripAdvisor, Inc.,

7.00%, 7/15/25 (1)	9,235	9,539

Twitter, Inc.,

5.00%, 3/1/30 (1)	3,950	3,930

Uber Technologies, Inc.,

6.25%, 1/15/28 (1)	10,825	11,193

		41,326

Leisure Facilities & Services – 4.8%

Affinity Gaming,

6.88%, 12/15/27 (1)	6,000	5,835

AMC Entertainment Holdings, Inc.,

10.00%, 6/15/26 (1)	7,850	7,051

Boyne U.S.A., Inc.,

4.75%, 5/15/29 (1)	6,065	5,822

Caesars Entertainment, Inc.,

6.25%, 7/1/25 (1)	7,100	7,330

8.13%, 7/1/27 (1)	5,975	6,402

4.63%, 10/15/29 (1)	9,850	9,210

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   189   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Leisure Facilities & Services – 4.8% continued

Caesars Resort Collection LLC/CRC Finco, Inc.,

5.75%, 7/1/25 (1)	$8,250	$8,420

Carrols Restaurant Group, Inc.,

5.88%, 7/1/29 (1)	6,050	4,931

Everi Holdings, Inc.,

5.00%, 7/15/29 (1)	8,275	7,841

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,

4.63%, 1/15/29 (1)	3,850	3,648

6.75%, 1/15/30 (1)	8,825	8,119

Full House Resorts, Inc.,

8.25%, 2/15/28 (1)	5,290	5,409

GPS Hospitality Holding Co. LLC/GPS Finco, Inc.,

7.00%, 8/15/28 (1)	8,300	6,391

Hilton Domestic Operating Co., Inc.,

5.75%, 5/1/28 (1)	7,900	8,173

IRB Holding Corp.,

6.75%, 2/15/26 (1)	7,773	7,909

Jacobs Entertainment, Inc.,

6.75%, 2/15/29 (1)	6,100	6,130

Lindblad Expeditions LLC,

6.75%, 2/15/27 (1)	11,425	11,454

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,

4.88%, 5/1/29 (1)	6,450	5,946

Penn National Gaming, Inc.,

4.13%, 7/1/29 (1)	4,500	4,028

Powdr Corp.,

6.00%, 8/1/25 (1)	12,937	13,228

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,

5.88%, 9/1/31 (1)	3,250	2,774

Raptor Acquisition Corp./Raptor Co-Issuer LLC,

4.88%, 11/1/26 (1)	4,650	4,466

Scientific Games Holdings L.P./Scientific Games U.S. FinCo, Inc.,

6.63%, 3/1/30 (1)	4,025	3,968

Scientific Games International, Inc.,

7.00%, 5/15/28 (1)	11,103	11,508

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Leisure Facilities & Services – 4.8% continued

Station Casinos LLC,

4.50%, 2/15/28 (1)	$5,450	$5,169

Travel + Leisure Co.,

6.63%, 7/31/26 (1)	6,475	6,750

Yum! Brands, Inc.,

4/1/32 (4)	9,250	9,271

		187,183

Leisure Products – 0.3%

Thor Industries, Inc.,

4.00%, 10/15/29 (1)	10,250	8,998

Vista Outdoor, Inc.,

4.50%, 3/15/29 (1)	4,550	4,186

		13,184

Machinery – 0.8%

Amsted Industries, Inc.,

5.63%, 7/1/27 (1)	5,850	5,865

GrafTech Finance, Inc.,

4.63%, 12/15/28 (1)	6,600	6,137

Madison IAQ LLC,

4.13%, 6/30/28 (1)	7,150	6,590

5.88%, 6/30/29 (1)	5,075	4,555

Titan International, Inc.,

7.00%, 4/30/28	8,075	8,101

		31,248

Medical Equipment & Devices – 0.3%

Mozart Debt Merger Sub, Inc.,

5.25%, 10/1/29(1)	12,300	11,435

Metals & Mining – 0.9%

Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp.,

7.50%, 5/1/25 (1)	5,792	5,778

Arconic Corp.,

6.13%, 2/15/28 (1)	6,050	6,070

Coeur Mining, Inc.,

5.13%, 2/15/29 (1)	6,005	5,214

Joseph T Ryerson & Son, Inc.,

8.50%, 8/1/28 (1)	3,546	3,839

Kaiser Aluminum Corp.,

4.50%, 6/1/31 (1)	7,100	6,401

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   190   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Metals & Mining – 0.9% continued

Novelis Corp.,

4.75%, 1/30/30 (1)	$5,650	$5,485

		32,787

Oil & Gas Producers – 11.4%

Antero Resources Corp.,

8.38%, 7/15/26 (1)	2,997	3,304

Apache Corp.,

4.25%, 1/15/30	4,000	4,032

5.10%, 9/1/40	11,575	11,662

Berry Petroleum Co. LLC,

7.00%, 2/15/26 (1)	14,600	14,417

California Resources Corp.,

7.13%, 2/1/26 (1)	6,925	7,200

Cheniere Energy Partners L.P.,

3.25%, 1/31/32 (1)	4,525	4,115

CITGO Petroleum Corp.,

7.00%, 6/15/25 (1)	8,125	8,176

Colgate Energy Partners III LLC,

5.88%, 7/1/29 (1)	5,975	6,160

Comstock Resources, Inc.,

6.75%, 3/1/29 (1)	5,050	5,209

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.,

5.63%, 5/1/27 (1)	11,246	11,143

CrownRock L.P./CrownRock Finance, Inc.,

5.00%, 5/1/29 (1)	4,425	4,425

CVR Energy, Inc.,

5.75%, 2/15/28 (1)	9,040	8,574

DCP Midstream Operating L.P.,

5.63%, 7/15/27	9,708	10,178

5.13%, 5/15/29	4,550	4,680

Delek Logistics Partners L.P./Delek Logistics Finance Corp.,

7.13%, 6/1/28 (1)	3,375	3,308

Endeavor Energy Resources L.P./EER Finance, Inc.,

6.63%, 7/15/25 (1)	5,000	5,187

Energy Ventures Gom LLC/EnVen Finance Corp.,

11.75%, 4/15/26 (1)	5,512	5,663

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Oil & Gas Producers – 11.4% continued

EnLink Midstream Partners L.P., (Variable, ICE LIBOR USD 3M +

4.11%), 6.00%, 12/15/22 (2) (3)	$9,809	$7,283

EQM Midstream Partners L.P.,

6.00%, 7/1/25 (1)	8,750	8,925

4.75%, 1/15/31 (1)	4,225	3,950

EQT Corp.,

7.50%, 2/1/30	5,914	6,853

Genesis Energy L.P./Genesis Energy Finance Corp.,

8.00%, 1/15/27	4,750	4,886

Global Partners L.P./GLP Finance Corp.,

6.88%, 1/15/29	5,800	5,732

Harvest Midstream I L.P.,

7.50%, 9/1/28 (1)	4,110	4,198

Hilcorp Energy I L.P./Hilcorp Finance Co.,

6.25%, 11/1/28 (1)	8,242	8,283

Holly Energy Partners L.P./Holly Energy Finance Corp.,

5.00%, 2/1/28 (1)	5,325	5,052

ITT Holdings LLC,

6.50%, 8/1/29 (1)	9,300	8,591

Laredo Petroleum, Inc.,

9.50%, 1/15/25	11,240	11,719

Martin Midstream Partners L.P./Martin Midstream Finance Corp.,

11.50%, 2/28/25 (1)	6,802	6,904

Murphy Oil Corp.,

6.38%, 7/15/28	6,550	6,812

NGL Energy Operating LLC/NGL Energy Finance Corp.,

7.50%, 2/1/26 (1)	9,175	9,025

NGL Energy Partners L.P./NGL Energy Finance Corp.,

7.50%, 11/1/23	12,882	12,335

7.50%, 4/15/26	6,625	5,780

Northern Oil and Gas, Inc.,

8.13%, 3/1/28 (1)	4,535	4,725

NuStar Logistics L.P.,

6.00%, 6/1/26	6,080	6,148

Occidental Petroleum Corp.,

6.95%, 7/1/24	4,625	4,966

8.00%, 7/15/25	3,950	4,436

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   191   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Oil & Gas Producers – 11.4% continued

5.55%, 3/15/26	$13,550	$14,363

3.40%, 4/15/26	10,420	10,355

3.50%, 8/15/29	15,375	15,144

6.63%, 9/1/30	23,475	26,938

6.13%, 1/1/31	3,750	4,219

PBF Holding Co. LLC/PBF Finance Corp.,

6.00%, 2/15/28	12,125	9,743

PBF Logistics L.P./PBF Logistics Finance Corp.,

6.88%, 5/15/23	10,916	10,885

Plains All American Pipeline L.P.,

(Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (2) (3)	12,100	10,261

Range Resources Corp.,

8.25%, 1/15/29	5,800	6,356

4.75%, 2/15/30 (1)	3,700	3,675

Rattler Midstream L.P.,

5.63%, 7/15/25 (1)	7,325	7,435

SM Energy Co.,

5.63%, 6/1/25	12,210	12,195

Southwestern Energy Co.,

5.95%, 1/23/25	12,663	13,238

5.38%, 2/1/29	7,650	7,746

Sunoco L.P./Sunoco Finance Corp.,

4.50%, 4/30/30 (1)	5,375	4,952

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,

4.00%, 1/15/32	6,725	6,469

Venture Global Calcasieu Pass LLC,

4.13%, 8/15/31 (1)	9,525	9,345

Western Midstream Operating L.P.,

4.75%, 8/15/28	9,190	9,485

4.55%, 2/1/30	3,385	3,368

		440,208

Oil & Gas Services & Equipment – 0.5%

Nabors Industries, Inc.,

7.38%, 5/15/27 (1)	3,075	3,194

Oceaneering International, Inc.,

6.00%, 2/1/28	9,045	8,798

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Oil & Gas Services & Equipment – 0.5% continued

U.S.A. Compression Partners L.P./U.S.A. Compression Finance Corp.,

6.88%, 4/1/26	$8,466	$8,542

		20,534

Publishing & Broadcasting – 3.3%

Audacy Capital Corp.,

6.75%, 3/31/29 (1)	5,575	5,206

Beasley Mezzanine Holdings LLC,

8.63%, 2/1/26 (1)	15,100	14,345

Clear Channel Outdoor Holdings, Inc.,

5.13%, 8/15/27 (1)	7,725	7,641

7.75%, 4/15/28 (1)	4,800	4,825

7.50%, 6/1/29 (1)	4,200	4,191

Cumulus Media New Holdings, Inc.,

6.75%, 7/1/26 (1)	9,285	9,287

Gannett Holdings LLC,

6.00%, 11/1/26 (1)	4,900	4,741

Gray Escrow II, Inc.,

5.38%, 11/15/31 (1)	8,450	8,080

Gray Television, Inc.,

7.00%, 5/15/27 (1)	7,450	7,711

iHeartCommunications, Inc.,

8.38%, 5/1/27	4,950	5,118

5.25%, 8/15/27 (1)	5,500	5,438

McGraw-Hill Education, Inc.,

5.75%, 8/1/28 (1)	6,150	5,866

Nexstar Media, Inc.,

5.63%, 7/15/27 (1)	6,500	6,579

Sinclair Television Group, Inc.,

4.13%, 12/1/30 (1)	6,475	5,773

TEGNA, Inc.,

5.00%, 9/15/29	11,129	11,156

Townsquare Media, Inc.,

6.88%, 2/1/26 (1)	9,434	9,716

Urban One, Inc.,

7.38%, 2/1/28 (1)	11,425	11,468

		127,141

Real Estate – 2.2%

American Finance Trust, Inc./American Finance Operating Partner L.P.,

4.50%, 9/30/28 (1)	8,000	7,201

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   192   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Real Estate – 2.2% continued

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL,

4.50%, 4/1/27 (1)	$8,150	$7,607

Diversified Healthcare Trust,

4.38%, 3/1/31	7,247	6,207

HAT Holdings I LLC/HAT Holdings II LLC,

6.00%, 4/15/25 (1)	7,425	7,611

IIP Operating Partnership L.P.,

5.50%, 5/25/26	5,525	5,515

Iron Mountain, Inc.,

4.88%, 9/15/29 (1)	11,814	11,245

5.25%, 7/15/30 (1)	10,700	10,486

Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,

4.88%, 5/15/29 (1)	4,350	4,078

RHP Hotel Properties L.P./RHP Finance Corp.,

4.50%, 2/15/29 (1)	2,775	2,608

Service Properties Trust,

5.50%, 12/15/27	10,795	10,412

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC,

7.88%, 2/15/25 (1)	6,100	6,338

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC,

6.50%, 2/15/29 (1)	4,700	4,382

XHR L.P.,

6.38%, 8/15/25 (1)	3,025	3,117

		86,807

Real Estate Owners & Developers – 0.2%

Kennedy-Wilson, Inc.,

5.00%, 3/1/31	6,000	5,760

Renewable Energy – 0.2%

Renewable Energy Group, Inc.,

5.88%, 6/1/28(1)	6,500	6,982

Retail - Discretionary – 4.2%

Academy Ltd.,

6.00%, 11/15/27 (1)	6,975	7,141

Asbury Automotive Group, Inc.,

5.00%, 2/15/32 (1)	7,750	7,204

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Retail - Discretionary – 4.2% continued

At Home Group, Inc.,

4.88%, 7/15/28 (1)	$5,725	$5,095

Bath & Body Works, Inc.,

9.38%, 7/1/25 (1)	1,700	1,940

5.25%, 2/1/28	3,100	3,118

6.63%, 10/1/30 (1)	6,125	6,431

6.75%, 7/1/36	10,925	11,126

Carvana Co.,

5.88%, 10/1/28 (1)	5,250	4,675

Group 1 Automotive, Inc.,

4.00%, 8/15/28 (1)	3,175	2,957

Ken Garff Automotive LLC,

4.88%, 9/15/28 (1)	5,445	5,118

LBM Acquisition LLC,

6.25%, 1/15/29 (1)	4,275	4,004

LCM Investments Holdings II LLC,

4.88%, 5/1/29 (1)	4,025	3,801

LSF9 Atlantis Holdings LLC/Victra Finance Corp.,

7.75%, 2/15/26 (1)	13,075	12,561

Macy’s Retail Holdings LLC,

5.88%, 3/15/30 (1)	4,100	4,045

4.50%, 12/15/34	7,725	6,586

Metis Merger Sub LLC,

6.50%, 5/15/29 (1)	6,925	6,517

Michaels (The) Cos., Inc.,

5.25%, 5/1/28 (1)	4,525	4,154

7.88%, 5/1/29 (1)	9,525	8,156

NMG Holding Co., Inc./Neiman Marcus Group LLC,

7.13%, 4/1/26 (1)	4,650	4,776

Party City Holdings, Inc.,

(Floating, ICE LIBOR USD 6M + 5.00%), 5.75%, 7/15/25 (1) (6)	4,089	3,691

Patrick Industries, Inc.,

7.50%, 10/15/27 (1)	7,025	7,192

4.75%, 5/1/29 (1)	4,750	4,085

PetSmart, Inc./PetSmart Finance Corp.,

4.75%, 2/15/28 (1)	1,925	1,860

7.75%, 2/15/29 (1)	5,075	5,240

Sonic Automotive, Inc.,

4.63%, 11/15/29 (1)	3,100	2,790

4.88%, 11/15/31 (1)	3,975	3,528

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   193   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Retail - Discretionary – 4.2% continued

Staples, Inc.,

7.50%, 4/15/26 (1)	$14,896	$14,466

Victoria’s Secret & Co.,

4.63%, 7/15/29 (1)	8,000	7,206

White Cap Buyer LLC,

6.88%, 10/15/28 (1)	3,825	3,625

		163,088

Semiconductors – 0.2%

II-VI, Inc.,

5.00%, 12/15/29(1)	6,286	6,145

Software – 1.4%

Castle U.S. Holding Corp.,

9.50%, 2/15/28 (1)	8,280	8,220

Condor Merger Sub, Inc.,

7.38%, 2/15/30 (1)	2,925	2,806

Consensus Cloud Solutions, Inc.,

6.00%, 10/15/26 (1)	3,350	3,325

6.50%, 10/15/28 (1)	4,800	4,769

LogMeIn, Inc,

5.50%, 9/1/27 (1)	7,950	7,420

MicroStrategy, Inc.,

6.13%, 6/15/28 (1)	6,425	6,252

Open Text Holdings, Inc.,

4.13%, 2/15/30 (1)	7,400	7,016

Rocket Software, Inc.,

6.50%, 2/15/29 (1)	13,850	12,569

		52,377

Specialty Finance – 6.0%

Ally Financial, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.87%), 4.70%, 5/15/26 (2) (3)	5,575	5,248

(Variable, U.S. Treasury Yield Curve Rate CMT 7Y + 3.48%), 4.70%, 5/15/28 (2) (3)	2,150	1,957

Burford Capital Global Finance LLC,

6.25%, 4/15/28 (1)	10,350	10,507

Credit Acceptance Corp.,

6.63%, 3/15/26	9,263	9,448

Curo Group Holdings Corp.,

7.50%, 8/1/28 (1)	13,110	11,258

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Specialty Finance – 6.0% continued

Discover Financial Services,

(Variable, ICE LIBOR USD 3M + 3.08%), 5.50%, 10/30/27 (2) (3)	$8,825	$8,530

Enova International, Inc.,

8.50%, 9/15/25 (1)	12,950	12,902

Finance of America Funding LLC,

7.88%, 11/15/25 (1)	5,255	4,887

FirstCash, Inc.,

4.63%, 9/1/28 (1)	8,400	7,811

5.63%, 1/1/30 (1)	7,875	7,567

Fortress Transportation and Infrastructure Investors LLC,

9.75%, 8/1/27 (1)	10,375	10,839

Freedom Mortgage Corp.,

8.13%, 11/15/24 (1)	10,848	10,807

Jefferies Finance LLC/JFIN Co-Issuer Corp.,

5.00%, 8/15/28 (1)	11,250	10,772

Jefferson Capital Holdings LLC,

6.00%, 8/15/26 (1)	16,700	15,907

JPR Royalty Sub LLC,

14.00%, 9/1/20 (1) (7) (8) (9)	8,000	—

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,

4.25%, 2/1/27 (1)	13,000	12,459

LFS Topco LLC,

5.88%, 10/15/26 (1)	10,235	9,595

Midcap Financial Issuer Trust,

6.50%, 5/1/28 (1)	5,050	4,750

Nationstar Mortgage Holdings, Inc.,

6.00%, 1/15/27 (1)	5,875	5,978

Navient Corp.,

5.00%, 3/15/27	14,100	13,430

OneMain Finance Corp.,

6.88%, 3/15/25	5,175	5,442

5.38%, 11/15/29	15,725	15,278

4.00%, 9/15/30	2,900	2,559

PRA Group, Inc.,

7.38%, 9/1/25 (1)	10,075	10,499

Provident Funding Associates L.P./PFG Finance Corp.,

6.38%, 6/15/25 (1)	5,197	5,110

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   194   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Specialty Finance – 6.0% continued

Starwood Property Trust, Inc.,

3.63%, 7/15/26 (1)	$4,450	$4,249

United Wholesale Mortgage LLC,

5.50%, 4/15/29 (1)	4,900	4,366

Voyager Aviation Holdings LLC,

8.50%, 5/9/26 (1) (7)	5,679	5,168

World Acceptance Corp.,

7.00%, 11/1/26 (1)	7,975	7,020

		234,343

Steel – 0.7%

Carpenter Technology Corp.,

6.38%, 7/15/28	6,575	6,602

Cleveland-Cliffs, Inc.,

9.88%, 10/17/25 (1)	3,521	3,926

4.88%, 3/1/31 (1)	2,800	2,768

Commercial Metals Co.,

3.88%, 2/15/31	5,550	5,042

TMS International Corp.,

6.25%, 4/15/29 (1)	3,600	3,420

United States Steel Corp.,

6.88%, 3/1/29	4,150	4,316

		26,074

Technology Hardware – 2.1%

Avaya, Inc.,

6.13%, 9/15/28 (1)	7,775	7,667

CommScope, Inc.,

6.00%, 3/1/26 (1)	3,050	3,085

7.13%, 7/1/28 (1)	5,500	4,969

Imola Merger Corp.,

4.75%, 5/15/29 (1)	5,050	4,863

Likewize Corp.,

9.75%, 10/15/25 (1)	10,200	10,328

NCR Corp.,

6.13%, 9/1/29 (1)	11,990	12,020

Plantronics, Inc.,

4.75%, 3/1/29 (1)	11,500	11,843

TTM Technologies, Inc.,

4.00%, 3/1/29 (1)	6,400	5,920

Viasat, Inc.,

5.63%, 4/15/27 (1)	9,425	9,284

6.50%, 7/15/28 (1)	7,775	7,464

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Technology Hardware – 2.1% continued

Viavi Solutions, Inc.,

3.75%, 10/1/29 (1)	$4,925	$4,622

		82,065

Technology Services – 1.5%

Acuris Finance U.S., Inc./Acuris Finance S.a.r.l.,

5.00%, 5/1/28 (1)	5,900	5,421

Ahead DB Holdings LLC,

6.63%, 5/1/28 (1)	2,750	2,457

CPI Acquisition, Inc.,

8.63%, 3/15/26 (1)	8,184	7,965

HealthEquity, Inc.,

4.50%, 10/1/29 (1)	9,250	8,764

Sabre GLBL, Inc.,

9.25%, 4/15/25 (1)	7,075	7,843

7.38%, 9/1/25 (1)	5,900	6,161

Unisys Corp.,

6.88%, 11/1/27 (1)	6,305	6,597

Vericast Corp.,

11.00%, 9/15/26 (1)	4,850	4,735

Virtusa Corp.,

7.13%, 12/15/28 (1)	8,020	7,459

		57,402

Telecommunications – 3.2%

Cablevision Lightpath LLC,

5.63%, 9/15/28 (1)	3,800	3,467

Consolidated Communications, Inc.,

6.50%, 10/1/28 (1)	4,392	4,047

Frontier Communications Holdings LLC,

5.88%, 10/15/27 (1)	8,975	8,915

6.75%, 5/1/29 (1)	9,200	8,832

Hughes Satellite Systems Corp.,

6.63%, 8/1/26	6,030	6,251

Level 3 Financing, Inc.,

4.63%, 9/15/27 (1)	11,225	10,566

3.75%, 7/15/29 (1)	7,825	6,935

Lumen Technologies, Inc.,

5.13%, 12/15/26 (1)	7,500	7,144

4.00%, 2/15/27 (1)	2,675	2,491

4.50%, 1/15/29 (1)	9,425	8,105

Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,

6.00%, 2/15/28 (1)	8,000	7,022

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   195   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.0% continued

Telecommunications – 3.2% continued

Sprint Capital Corp.,

6.88%, 11/15/28	$14,353	$16,631

8.75%, 3/15/32	12,700	17,107

Windstream Escrow LLC/Windstream Escrow Finance Corp.,

7.75%, 8/15/28 (1)	9,125	9,295

Zayo Group Holdings, Inc.,

6.13%, 3/1/28 (1)	6,150	5,504

		122,312

Tobacco & Cannabis – 0.2%

Vector Group Ltd.,

5.75%, 2/1/29(1)	8,850	8,060

Transportation & Logistics – 1.9%

American Airlines Group, Inc.,

3.75%, 3/1/25 (1)	11,708	10,681

Cargo Aircraft Management, Inc.,

4.75%, 2/1/28 (1)	13,600	13,275

Delta Air Lines, Inc.,

7.00%, 5/1/25 (1)	7,950	8,515

First Student Bidco, Inc./First Transit Parent, Inc.,

4.00%, 7/31/29 (1)	9,125	8,509

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,

6.50%, 6/20/27 (1)	8,350	8,705

United Airlines, Inc.,

4.38%, 4/15/26 (1)	5,775	5,681

4.63%, 4/15/29 (1)	5,350	5,087

Western Global Airlines LLC,

10.38%, 8/15/25 (1)	13,400	14,405

		74,858

Transportation Equipment – 0.3%

Allison Transmission, Inc.,

5.88%, 6/1/29 (1)	6,775	6,907

Meritor, Inc.,

6.25%, 6/1/25 (1)	5,385	5,560

		12,467

Total Corporate Bonds

(Cost $2,986,934)		2,870,442

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 19.7%

Aerospace & Defense – 0.9%

Bombardier, Inc.,

7.50%, 12/1/24 (1)	$5,796	$5,985

6.00%, 2/15/28 (1)	7,325	6,865

Rolls-Royce PLC,

5.75%, 10/15/27 (1)	9,475	9,725

TransDigm UK Holdings PLC,

6.88%, 5/15/26	13,000	13,239

		35,814

Automotive – 0.2%

IHO Verwaltungs GmbH,

6.00%, (100% Cash), 5/15/27(1) (5)	9,400	9,189

Banking – 1.2%

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.67%), 8.00%, 6/15/24 (2) (3)	11,075	11,701

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 3/15/28 (2) (3)	5,750	5,064

BNP Paribas S.A.,

(Variable, USD Swap 5Y + 5.15%), 7.38%, 8/19/25 (1) (2) (3)	6,450	6,950

Credit Agricole S.A.,

(Variable, USD Swap 5Y + 4.90%), 7.88%, 1/23/24 (1) (2) (3)	5,168	5,446

Deutsche Bank A.G.,

(Variable, USD Swap 5Y + 5.00%), 7.50%, 4/30/25 (2) (3)	6,125	6,295

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.52%), 6.00%, 10/30/25 (2) (3)	4,950	4,826

ING Groep N.V.,

(Variable, USD Swap 5Y + 4.45%), 6.50%, 4/16/25 (2) (3)	3,546	3,679

NatWest Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.10%), 4.60%, 6/28/31 (2) (3)	4,450	3,916

		47,877

Biotechnology & Pharmaceuticals – 1.7%

Bausch Health Cos., Inc.,

6.13%, 2/1/27 (1)	4,200	4,227

5.00%, 1/30/28 (1)	6,500	5,353

4.88%, 6/1/28 (1)	6,650	6,367

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   196   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 19.7% continued

Biotechnology & Pharmaceuticals – 1.7% continued

7.25%, 5/30/29 (1)	$4,750	$4,051

5.25%, 1/30/30 (1)	13,725	10,782

Cheplapharm Arzneimittel GmbH,

5.50%, 1/15/28 (1)	9,075	8,780

Endo Dac/Endo Finance LLC/Endo Finco, Inc.,

9.50%, 7/31/27 (1)	8,277	7,263

6.00%, 6/30/28 (1)	9,705	5,483

Teva Pharmaceutical Finance Netherlands III B.V.,

7.13%, 1/31/25	7,625	8,021

6.75%, 3/1/28	4,780	5,011

		65,338

Cable & Satellite – 1.0%

Altice Financing S.A.,

5.00%, 1/15/28 (1)	8,850	7,933

5.75%, 8/15/29 (1)	10,550	9,591

LCPR Senior Secured Financing DAC,

6.75%, 10/15/27 (1)	7,263	7,461

VTR Comunicaciones S.p.A.,

4.38%, 4/15/29 (1)	3,425	3,130

Ziggo Bond Co. B.V.,

6.00%, 1/15/27 (1)	10,275	10,339

		38,454

Chemicals – 0.6%

Diamond BC B.V.,

4.63%, 10/1/29 (1)	5,775	5,183

EverArc Escrow S.a.r.l.,

5.00%, 10/30/29 (1)	6,575	6,008

Methanex Corp.,

5.13%, 10/15/27	6,375	6,407

Nufarm Australia Ltd./Nufarm Americas, Inc.,

5.00%, 1/27/30 (1)	5,600	5,517

SPCM S.A.,

3.38%, 3/15/30 (1)	1,700	1,492

		24,607

Containers & Packaging – 0.2%

ARD Finance S.A.,

6.50%, (100% Cash), 6/30/27(1) (5)	9,175	8,389

Electric Utilities – 0.3%

Drax Finco PLC,

6.63%, 11/1/25(1)	10,102	10,218

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 19.7% continued

Electrical Equipment – 0.1%

TK Elevator Holdco GmbH,

7.63%, 7/15/28(1)	$4,825	$4,783

Food – 0.7%

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.,

6.50%, 4/15/29 (1)	11,125	11,793

5.50%, 1/15/30 (1)	6,000	6,134

Minerva Luxembourg S.A.,

4.38%, 3/18/31 (1)	5,200	4,704

Sigma Holdco B.V.,

7.88%, 5/15/26	6,630	5,503

		28,134

Home Construction – 0.2%

Empire Communities Corp.,

7.00%, 12/15/25(1)	6,325	6,249

Insurance – 0.6%

Ardonagh Midco 2 PLC,

11.50%, 1/15/27 (1) (5)	11,288	11,966

Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.,

7.63%, 10/15/25 (1) (5)	9,820	9,860

		21,826

Leisure Facilities & Services – 2.9%

1011778 B.C. ULC/New Red Finance, Inc.,

4.00%, 10/15/30 (1)	7,025	6,337

Carnival Corp.,

7.63%, 3/1/26 (1)	8,975	9,033

5.75%, 3/1/27 (1)	12,325	11,754

4.00%, 8/1/28 (1)	3,225	2,999

International Game Technology PLC,

5.25%, 1/15/29 (1)	10,525	10,499

Melco Resorts Finance Ltd.,

5.63%, 7/17/27 (1)	11,325	10,228

NCL Corp. Ltd.,

5.88%, 3/15/26 (1)	6,400	6,081

5.88%, 2/15/27 (1)	6,425	6,329

NCL Finance Ltd.,

6.13%, 3/15/28 (1)	3,850	3,570

Royal Caribbean Cruises Ltd.,

9.13%, 6/15/23 (1)	7,250	7,549

4.25%, 7/1/26 (1)	2,450	2,279

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   197   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 19.7% continued

Leisure Facilities & Services – 2.9% continued

5.50%, 8/31/26 (1)	$5,075	$4,932

Studio City Finance Ltd.,

5.00%, 1/15/29 (1)	4,975	3,785

Viking Cruises Ltd.,

13.00%, 5/15/25 (1)	4,865	5,407

5.88%, 9/15/27 (1)	11,176	10,186

Wynn Macau Ltd.,

5.50%, 10/1/27 (1)	11,982	10,364

		111,332

Machinery – 0.2%

Husky III Holding Ltd.,

13.00%, (100% Cash),

2/15/25(1) (5)	7,140	7,426

Metals & Mining – 1.0%

Constellium S.E.,

3.75%, 4/15/29 (1)	4,350	3,904

First Quantum Minerals Ltd.,

7.25%, 4/1/23 (1)	3,875	3,868

6.50%, 3/1/24 (1)	6,250	6,289

FMG Resources Pty. Ltd., Series 2006,

4.38%, 4/1/31 (1)	4,750	4,493

New Gold, Inc.,

6.38%, 5/15/25 (1)	4,575	4,564

Taseko Mines Ltd.,

7.00%, 2/15/26 (1)	5,250	5,406

Vedanta Resources Ltd.,

6.38%, 7/30/22 (1)	11,510	11,191

		39,715

Oil & Gas Producers – 0.8%

eG Global Finance PLC,

6.75%, 2/7/25 (1)	9,660	9,636

MEG Energy Corp.,

5.88%, 2/1/29 (1)	6,250	6,336

Parkland Corp.,

4.50%, 10/1/29 (1)	8,200	7,602

Strathcona Resources Ltd.,

6.88%, 8/1/26 (1)	6,400	6,448

		30,022

Oil & Gas Services & Equipment – 0.7%

Nabors Industries Ltd.,

7.25%, 1/15/26 (1)	8,400	8,400

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 19.7% continued

Oil & Gas Services & Equipment – 0.7% continued

Shelf Drilling Holdings Ltd.,

8.88%, 11/15/24 (1)	$5,925	$6,044

Transocean Pontus Ltd.,

6.13%, 8/1/25 (1)	5,642	5,609

Weatherford International Ltd.,

6.50%, 9/15/28 (1)	5,675	5,866

		25,919

Publishing & Broadcasting – 0.2%

Clear Channel International B.V.,

6.63%, 8/1/25(1)	7,075	7,199

Renewable Energy – 0.1%

Atlantica Sustainable Infrastructure PLC,

4.13%, 6/15/28(1)	5,125	4,939

Semiconductors – 0.3%

ams-OSRAM A.G.,

7.00%, 7/31/25(1)	10,350	10,517

Specialty Finance – 1.0%

AerCap Holdings N.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.54%), 5.88%,

10/10/79 (2)	10,375	9,960

Fly Leasing Ltd.,

7.00%, 10/15/24 (1)	12,490	11,201

VistaJet Malta Finance PLC/XO Management Holding, Inc.,

6.38%, 2/1/30 (1)	19,025	17,900

		39,061

Technology Hardware – 0.1%

Seagate HDD Cayman,

3.38%, 7/15/31	3,200	2,845

Technology Services – 0.7%

CA Magnum Holdings,

5.38%, 10/31/26 (1)	6,400	6,304

ION Trading Technologies S.a.r.l.,

5.75%, 5/15/28 (1)	6,300	6,072

Sixsigma Networks Mexico S.A. de C.V.,

7.50%, 5/2/25 (1)	15,525	14,943

		27,319

Telecommunications – 2.7%

Altice France Holding S.A.,

10.50%, 5/15/27 (1)	11,675	12,218

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   198   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 19.7% continued

Telecommunications – 2.7% continued

Altice France S.A.,

5.13%, 7/15/29 (1)	$8,450	$7,573

5.50%, 10/15/29 (1)	12,400	11,126

C&W Senior Financing DAC,

6.88%, 9/15/27 (1)	7,676	7,618

Connect Finco S.a.r.l./Connect U.S. Finco LLC,

6.75%, 10/1/26 (1)	13,025	13,252

Digicel Group Holdings Ltd.,

10.00%, 4/1/24 (5)	14,678	14,568

Iliad Holding SASU,

7.00%, 10/15/28 (1)	5,625	5,633

Telecom Italia Capital S.A.,

6.38%, 11/15/33	9,451	9,033

Telesat Canada/Telesat LLC,

5.63%, 12/6/26 (1)	5,725	4,372

6.50%, 10/15/27 (1)	12,000	5,874

Vmed O2 UK Financing I PLC,

4.25%, 1/31/31 (1)	9,200	8,415

4.75%, 7/15/31 (1)	7,000	6,597

		106,279

Transportation & Logistics – 1.3%

Air Canada,

3.88%, 8/15/26 (1)	11,275	10,641

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,

5.50%, 4/20/26 (1)	10,150	10,226

5.75%, 4/20/29 (1)	10,150	10,112

Delta Air Lines, Inc./SkyMiles IP Ltd.,

4.75%, 10/20/28 (1)	7,350	7,406

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,

5.75%, 1/20/26 (1)	5,925	5,928

Promontoria Holding 264 B.V.,

7.88%, 3/1/27 (1)	5,400	5,252

		49,565

Total Foreign Issuer Bonds

(Cost $796,741)		763,016

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS – 0.4%

Biotechnology & Pharmaceuticals – 0.4%

Alvogen Pharma U.S., Inc., January 2020 Loan,

(Floating, ICE LIBOR USD 3M + 5.25%, 1.00% Floor), 6.26%,

12/31/23(6)	$18,319	$17,060

Total Term Loans

(Cost $18,288)		17,060

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 0.0%

Airlines – 0.0%

Voyager Aviation Holdings LLC(1) (7) (9) *	2,621	$—

Total Common Stocks

(Cost $3)		—

PREFERRED STOCKS – 0.1%

Specialized Finance – 0.1%

Cayenne Aviation LLC(1) (7) (9) *	15,725	1,573

Total Preferred Stocks

(Cost $1,573)		1,573

INVESTMENT COMPANIES – 4.9%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(10) (11)	190,682,183	190,682

Total Investment Companies

(Cost $190,682)		190,682

Total Investments – 99.1%

(Cost $3,994,221)		3,842,773

Other Assets less Liabilities – 0.9%		36,362

NET ASSETS – 100.0%		$3,879,135

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2022.
(3)	Perpetual bond. Maturity date represents next call date.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2022.
(5)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(6)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   199   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued	MARCH 31, 2022

(7)

Restricted security that has been deemed illiquid. At March 31, 2022, the value of these restricted illiquid securities amounted to approximately $6,740,000 or 0.2% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Cayenne Aviation LLC	5/18/21	$1,573

JPR Royalty Sub LLC, 14.00%, 9/1/20	3/10/11	8,000

Voyager Aviation Holdings LLC, 8.50%, 5/9/26	5/3/21	5,266

Voyager Aviation Holdings LLC	5/18/21	3

(8)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(9)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(10)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(11)	7-day current yield as of March 31, 2022 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

3M - 3 Month

5Y - 5 Year

6M - 6 Month

7Y - 7 Year

CMT - Constant Maturity

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Corporate Bonds	74.0%

Foreign Issuer Bonds	19.7%

Term Loans	0.4%

Preferred stocks	0.1%

Investment Companies	4.9%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds(1)	$ —	$2,870,442	$ —	$2,870,442

Foreign Issuer Bonds(1)	—	763,016	—	763,016

Term Loans	—	17,060	—	17,060

Preferred Stocks	—	—	1,573	1,573

Investment Companies	190,682	—	—	190,682

Total Investments	$190,682	$3,650,518	$1,573	$3,842,773
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   200   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 0.3%

Consumer Services – 0.2%

Grand Canyon University,

4.13%, 10/1/24	$1,000	$987

5.13%, 10/1/28	500	489

		1,476

Real Estate Owners & Developers – 0.1%

Benloch Ranch Improvement Association No 2,

10.00%, 12/1/51(1)	1,000	977

Total Corporate Bonds

(Cost $2,477)		2,453

MUNICIPAL BONDS – 94.1%

Alabama – 0.9%

Hoover IDB Environmental Improvement Revenue Bonds (AMT), United States Steel Corp.,

5.75%, 10/1/49	1,000	1,111

Lower Alabama Gas District Gas Project Revenue Bonds, Series A,

5.00%, 9/1/46	5,000	5,867

		6,978

Arizona – 5.1%

Arizona State IDA Economic Development Revenue Bonds, Legacy Cares, Inc., Project,

7.75%, 7/1/50	1,500	1,698

Arizona State IDA Education Revenue Bonds, Academies of Math & Science Project,

5.63%, 7/1/48(1) (2)	2,000	2,143

Arizona State IDA Education Revenue Bonds, Candeo Schools, Inc., Project (School District Credit Program),

4.00%, 7/1/47	700	723

Arizona State IDA Education Revenue Bonds, Christian University Project,

5.63%, 10/1/49(1)	1,300	1,280

Arizona State IDA Education Revenue Bonds, Doral Academy of Nevada - Fire Mesa,

5.00%, 7/15/49	1,675	1,792

Arizona State IDA Education Revenue Bonds, Odyssey Preparatory Academy Project,

4.38%, 7/1/39	1,000	1,013

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Arizona – 5.1% continued

5.00%, 7/1/49	$1,000	$1,044

Arizona State IDA Education Revenue Bonds, Series A-Social, Macombs Facility Project,

4.00%, 7/1/51	1,000	972

Arizona State IDA Education Revenue Refunding Bonds, Doral Academy of Northern,

4.00%, 7/15/51(1)	500	464

Arizona State IDA Education Revenue Refunding Bonds, Series A, Cadence Campus Project,

4.00%, 7/15/50	1,000	970

Arizona State Industrial Development Authority Economic Development Revenue Bonds, Series A, Legacy Cares, Inc., Project,

5.50%, 7/1/31	100	102

6.00%, 7/1/51	400	415

Arizona State Industrial Development Authority Education Revenue Bonds, Somerset Academy of Las Vegas-Aliante & Skye Canyon Campus Projects,

4.00%, 12/15/51	700	649

Chandler Industrial Development Authority Variable Revenue Bonds (AMT), Intel Corp.,

5.00%, 6/3/24(3) (4) (5)	1,000	1,058

Glendale IDA Senior Living Facilities Revenue Bonds, Royal Oaks Inspirata Pointe Project,

5.00%, 5/15/56	1,000	1,062

La Paz County IDA Education Facility Lease Revenue Bonds, Charter School Solutions-Harmony Public Schools,

5.00%, 2/15/36	1,400	1,485

5.00%, 2/15/46	3,500	3,681

Maricopa County IDA Education Revenue Bonds, Social Bonds, Arizona Autism Charter,

4.00%, 7/1/61(1)	1,250	1,153

Maricopa County IDA Educational Revenue Bonds, Arizona Autism Chart Schools Project,

5.00%, 7/1/50	750	794

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   201   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Arizona – 5.1% continued

Maricopa County Industrial Development Authority Exempt Facilities Revenue Bonds (AMT), Commercial Metals Company,

4.00%, 10/15/47	$1,000	$987

Maricopa County Industrial Development Authority Hospital Revenue Bonds, Series A, Honor Health,

3.00%, 9/1/51	1,000	857

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds, Airport, Series B (AMT),

4.00%, 7/1/44	2,000	2,060

5.00%, 7/1/49	1,000	1,099

Phoenix IDA Education Facility Revenue Refunding Bonds, Great Hearts Academies,

5.00%, 7/1/46	2,650	2,781

Phoenix IDA Hotel Senior Lien Revenue Bonds, Falcon Properties LLC Project,

4.00%, 12/1/51(1)	2,500	2,105

Phoenix IDA Student Housing Revenue Bonds, Downtown Phoenix Student Housing II LLC,

5.00%, 7/1/59	1,000	1,081

Salt Verde Financial Corp. Senior Gas Revenue Bonds,

5.00%, 12/1/37	3,000	3,554

Tempe IDA Revenue Bonds, Friendship Village of Tempe Project,

5.00%, 12/1/50	1,500	1,579

Tempe Industrial Development Authority Revenue Refunding Bonds, Friendship Village Project,

4.00%, 12/1/46	1,000	966

		39,567

California – 11.9%

Antelope Valley Healthcare District, Revenue Refunding Bonds, Series A,

5.25%, 3/1/36	1,020	1,091

California Community Housing Agency Essential Housing Revenue Bonds, Summit at Sausalito Apartments,

4.00%, 2/1/50(1)	1,000	802

3.00%, 2/1/57(1)	1,000	739

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

California – 11.9% continued

California Community Housing Agency Essential Housing Revenue Bonds, Verdant at Green Valley Project,

5.00%, 8/1/49(1)	$2,000	$2,011

California Community Housing Agency Essential Housing Senior Revenue Bonds, Glendale Properties,

4.00%, 2/1/56	1,000	938

California Community Housing Agency Essential Housing Subordinate Revenue Bonds, Series A, Glendale Properties,

4.00%, 8/1/47	1,000	859

California Community Housing Agency Revenue Bonds, Series A, Annadel Apartments Project,

5.00%, 4/1/49	2,000	1,925

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Merced County Tobacco Funding,

5.00%, 6/1/50	500	541

California PFA Educational Facilities Revenue Bonds, Crossroads Christian Schools Project,

5.00%, 1/1/56	500	478

California PFA Educational Facilities Revenue Bonds, Trinity Classical Academy,

5.00%, 7/1/54(1)	1,500	1,371

California PFA Senior Living Revenue Bonds, Enso Village Project, Green Bonds,

5.00%, 11/15/56	245	253

California School Finance Authority Educational Facilities Revenue Bonds, Series A, Kipp Socal Public School Projects,

5.00%, 7/1/49	2,000	2,209

California State Municipal Finance Authority Educational Revenue Bonds, Stream Charter School Project,

5.00%, 6/15/51	1,000	1,001

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   202   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

California – 11.9% continued

California State Municipal Finance Authority Multi-Family Housing Sustainability Revenue Bonds, Cityview,

4.00%, 11/1/36(1)	$1,500	$1,427

California State Municipal Finance Authority Revenue Bonds, Barlow Respiratory Hospital,

4.00%, 9/1/50	2,000	2,060

California State Municipal Finance Authority Revenue Bonds, Series A, Baptist University,

5.00%, 11/1/46	3,000	3,227

California State Municipal Finance Authority Revenue Refunding Bonds, The Master’s University,

5.00%, 8/1/48	510	536

California State Municipal Finance Authority Senior Lien Revenue Bonds (AMT), LINXS APM Project,

5.00%, 12/31/43	5,000	5,445

California State Municipal Finance Authority Special Facility Revenue Bonds (AMT), United Airlines, Inc., Project,

4.00%, 7/15/29	3,000	3,055

California State Municipal Finance Authority Student Housing Revenue Bonds, Series A, Claremont Collegiate Project,

5.00%, 7/1/52(1)	1,000	1,029

California State Pollution Control Financing Authority Solid Waste Disposal Subordinate Green Revenue Bonds (AMT), Calplant I Project,

7.50%, 12/1/39(6)	3,000	150

California State Pollution Control Financing Authority Water Furnishing Revenue Refunding Bonds, San Diego County Water Authority,

5.00%, 11/21/45	1,000	1,093

California State School Finance Authority Charter Revenue Refunding Bonds, Aspire Public School, Prerefunded,

5.00%, 8/1/25(7)	425	465

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

California – 11.9% continued

California State School Finance Authority Charter School Revenue Bonds, River Springs Charter School,

7/1/42(8)	$2,215	$2,280

California State School Finance Authority Charter School Revenue Bonds, Series A, Classical Academies Project,

5.00%, 10/1/50	1,000	1,088

California State School Finance Authority Charter School Revenue Refunding Bonds, Ivy Academia Project, Series A,

4.00%, 6/1/61	1,000	845

California State Various Purpose G.O. Unlimited Bonds,

4.00%, 10/1/33	2,000	2,210

CMFA Special Finance Agency Essential Housing Revenue Bonds, Series A-1, Latitude33,

3.00%, 12/1/56	1,000	734

CSCDA College Housing Revenue Bonds, NCCD-Hooper Street, LLC-California College,

5.25%, 7/1/49	1,700	1,676

CSCDA Community Improvement Authority Essential Housing Senior Revenue Bonds, Crescent West Hollywood,

4.30%, 7/1/59	500	460

CSCDA Community Improvement Authority Essential Housing Mezzanine Revenue Bonds, Crescent West Hollywood,

5.50%, 7/1/59	1,000	828

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Altana Glendale Social Bonds,

4.00%, 10/1/56	1,000	881

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, City of Orange Portfolio,

4.00%, 3/1/57(1)	1,500	1,209

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   203   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

California – 11.9% continued

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Parallel-Anaheim Social Bonds,

4.00%, 8/1/56	$1,000	$893

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Renaissance at City Center, Series A,

5.00%, 7/1/51	2,250	2,288

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Series A,

5.00%, 1/1/54	1,500	1,522

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Social Bonds, Series A-2,

4.00%, 10/1/56	1,000	916

CSCDA Community Improvement Authority Essential Housing Senior Revenue Bonds, Pasadena Project Social Bonds,

3.00%, 12/1/56	1,000	762

CSCDA Revenue Refunding Bonds, Series A, California Baptist University,

5.00%, 11/1/32	500	551

5.00%, 11/1/41	1,000	1,085

CSCDA Special Tax Revenue Bonds, Community Facilities District No. 2016-02 Delta Coves,

4.00%, 9/1/50	1,000	1,008

CSCDA Special TRB, Improvement Area No. 1,

4.00%, 9/1/51	1,000	997

CSCDA Statewide Revenue Special Assessment Bonds,

4.00%, 9/2/50	500	503

Foothill Eastern Transportation Corridor Agency Toll Road Senior Lien Revenue Bonds, Series A,

4.00%, 1/15/46	750	783

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Refunding Bonds, Series A-1, Prerefunded,

5.00%, 6/1/22(7)	915	921

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

California – 11.9% continued

Golden State Tobacco Securitization Corp. Tobacco Settlement Taxable Revenue Refunding Bonds,

1.40%, 6/1/25	$875	$829

Golden State Tobacco Securitization Corp. Tobacco Settlement Taxable Revenue Refunding Bonds (State Appropriation Insured),

1.60%, 6/1/26	1,000	936

Metropolitan Water District of Southern California Revenue Bonds, Series A,

5.00%, 10/1/51	3,000	3,550

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series C,

5.00%, 7/1/38	5,000	5,953

Ontario Special Tax Bonds, Tevelde Facilities,

4.00%, 9/1/51	1,000	990

River Islands Public Financing Authority Special Tax Bonds, Community Facilities District No. 2021-1,

4.00%, 9/1/51	995	997

River Islands Public Financing Authority Special Tax Refunding Bonds, Phase 2 Public Improvement,

4.00%, 9/1/51	1,000	1,006

Roseville Special Tax Bonds, The Ranch at Sierra Vista Community,

4.00%, 9/1/51	1,500	1,511

Roseville Special Tax Bonds, The Ranch At Sierra Vista Community Facilities District No. 1 (Public Facilities),

4.00%, 9/1/50	150	150

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/49	4,000	4,393

San Francisco City & County Community Facilities District 2016-1 Special Tax Bonds, Series 2021,

4.00%, 9/1/51	1,000	990

San Francisco City & County Community Facilities District 2016-1 Special Tax Bonds, Treasure Island, Series 2022,

4.00%, 9/1/52	1,000	988

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   204   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 94.1% continued

California – 11.9% continued

San Francisco City & County G.O. Unlimited Bonds, Series 2020, Health and Recovery,

4.00%, 6/15/46	$5,000	$5,357

San Luis Obispo Community Facilities District No. 2019-1 Special Tax Bonds,

4.00%, 9/1/51	695	697

Santa Paula Special Tax Bonds, Harvest Community Facilities District No. 1 Improvement,

4.00%, 9/1/50	1,000	1,005

Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Refunding Bonds, San Diego Asset Securities,

5.00%, 6/1/48	1,500	1,656

Whittier Union High School District G.O. Unlimited Bonds, Series A,

3.00%, 8/1/46	3,855	3,568

		91,721

Colorado – 5.1%

Brighton Crossing Metropolitan District No. 6 G.O. Limited Bonds, Series A,

5.00%, 12/1/50	1,000	1,006

Canyon Pines Metropolitan District Special Improvement District No.1 Revenue Special Assessment Bonds,

3.75%, 12/1/40	1,000	864

Cascade Ridge Metropolitan District G.O. Limited Bonds,

0.18%, 12/1/51	1,205	1,093

Chambers Highpoint Metropolitan District No. 2 G.O. Limited Bonds,

5.00%, 12/1/51	500	469

Cielo Metropolitan District G.O. Limited Bonds,

0.69%, 12/1/50	1,000	941

Clear Creek Transit Metropolitan District No.2 G.O. Limited Bonds, Series A,

5.00%, 12/1/50	570	561

Colorado Educational & Cultural Authority Revenue Bonds, Aspen View Academy Project,

4.00%, 5/1/61	500	485

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 94.1% continued

Colorado – 5.1% continued

Colorado Educational & Cultural Authority Revenue Bonds, Golden View Classical Academy,

4.00%, 1/1/52	$1,350	$1,351

Colorado Educational & Cultural Authority Revenue Bonds, Science Technology Engineering & Math System,

4.00%, 10/1/61	750	722

Colorado Educational & Cultural Authority Revenue Refunding Bonds, Science Technology English & Math,

5.00%, 11/1/54	1,500	1,557

Colorado Health Facilities Authority Hospital Revenue and Improvement Refunding Bonds, Christian Living Neighborhoods,

4.00%, 1/1/42	1,000	981

Colorado High Performance Transportation Enterprise Revenue Bonds, C-470 Express Lane,

5.00%, 12/31/56	2,000	2,151

Colorado Springs Utilities Revenue Refunding Bonds, Series A,

4.00%, 11/15/50	2,500	2,692

Colorado State Health Facilities Authority Hospital Revenue Bonds, Series A, Aberdeen Ridge,

5.00%, 5/15/58	1,500	1,389

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Series A, Commonspirit Health,

5.00%, 8/1/44	5,000	5,601

Legato Community Authority Limited Tax Supported Revenue Bonds, Senior Series A-1,

5.00%, 12/1/51	750	742

Nine Mile Metropolitan District Revenue Bonds,

5.13%, 12/1/40	1,000	1,042

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported Revenue Refunding Bonds, Series A,

5.00%, 12/15/41	3,000	3,060

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   205   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Colorado – 5.1% continued

Riverwalk Metropolitan District No. 2 Revenue Bonds, Series A,

4.50%, 12/1/32	$1,465	$1,424

Silver Peaks Metropolitan District No. 3 Senior Lien G.O. Limited Bonds, Series A,

5.00%, 12/1/50	500	498

STC Metropolitan District No. 2 Revenue G.O. Limited Refunding Bonds, Series A,

5.00%, 12/1/38	1,000	1,032

Transport Metropolitan District No. 3 MDD G.O. Limited Bonds, Series 2021-A-1,

5.00%, 12/1/51	1,500	1,540

Tree Farm Metropolitan District G.O. Limited Bonds,

4.50%, 12/1/41(1)	1,500	1,372

Waterfront at Foster Lake Metropolitan District No. 2 Senior Lien G.O. Limited Bonds, Series A3-1,

5.00%, 12/1/51	3,000	2,660

Westerly Metropolitan District No. 4 Senior G.O. Limited Bonds, Series A,

5.00%, 12/1/50	1,000	994

Windler Public Improvement Authority Limited Tax Supported Revenue Bonds, Series A-1,

4.13%, 12/1/51	3,500	2,918

		39,145

Connecticut – 0.5%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A, Mclean Issue,

5.00%, 1/1/55	500	523

Hamden Revenue Refunding Bonds, Whitney Center Project,

5.00%, 1/1/50	1,000	1,002

Steel Point Infrastructure Improvement District Special Obligation Revenue Tax Allocation Bonds, Steelpointe Harbor Project,

4.00%, 4/1/51	1,200	1,107

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Connecticut – 0.5% continued

West Hartford Connecticut G.O. Unlimited Taxable Bonds, Series B,

1.40%, 7/1/27	$1,000	$928

		3,560

District of Columbia – 0.6%

District of Columbia Revenue Bonds,

5.00%, 7/1/49	2,550	2,775

District of Columbia Revenue Bonds, Latin American Montessori Bilingual Public Charter School Issue,

5.00%, 6/1/50	1,000	1,068

District of Columbia Rocketship DC Obligated Group Revenue Bonds,

5.00%, 6/1/61	500	523

		4,366

Florida – 7.7%

Alachua County Health Facilities Authority Revenue Bonds, Shands Teaching Hospital & Clinics,

4.00%, 12/1/49	2,000	2,104

Capital Trust Agency Air Cargo Revenue Refunding Bonds, Series A, Aero Miami FX,

5.35%, 7/1/29	2,420	2,426

Capital Trust Agency Educational Facilities Educational Facilities Revenue Bonds, Liza Jackson Preparatory School,

5.00%, 8/1/55	1,000	1,073

Capital Trust Agency Educational Facilities Educational Facilities Revenue Bonds, Lutz Preparatory School Inc., Project,

4.00%, 6/1/51	400	409

Capital Trust Agency Educational Facilities Educational Facilities Revenue Bonds, Pepin Academies, Inc., Project,

5.75%, 7/1/55(1)	1,000	1,006

Capital Trust Agency Educational Facilities Educational Facilities Revenue Bonds, Team Success A School of Excellence,

5.00%, 6/1/55	2,000	1,959

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   206   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Florida – 7.7% continued

Capital Trust Agency Educational Facilities Revenue Bonds, Academir Charter Schools, Inc. Project,

4.00%, 7/1/51	$750	$707

Capital Trust Agency Educational Facilities Revenue Bonds, New Springs, Inc., Project,

4.75%, 6/1/56	1,500	1,225

Capital Trust Agency Educational Facilities Revenue Bonds, Tallahassee Classical School,

4.25%, 7/1/51	2,500	2,079

Capital Trust Agency Educational Facilities Revenue Bonds, Team Success A School of Excellence,

5.50%, 6/1/57	1,000	985

Capital Trust Agency Revenue Bonds, Sustainability Bonds,

4.00%, 6/15/41	1,510	1,351

4.00%, 6/15/51	2,000	1,681

Capital Trust Agency Student Housing Revenue Bonds, University Bridge, LLC Student Housing Project,

5.25%, 12/1/43	3,000	3,228

Charlotte County IDA Utility System Revenue Bonds (AMT), Town & Country Utilities Project,

4.00%, 10/1/51	1,000	936

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project,

5.00%, 4/1/48	2,000	2,225

Florida Development Finance Corp. Surface Transportation Facilities Revenue Refunding Bonds (AMT), Virgin Trains U.S.A. Pass,

6.38%, 1/1/26(3) (4) (5)	4,000	4,007

Florida State Development Finance Corp. Educational Facilities Revenue Bonds, 2017 Foundation for Global Understanding, Inc. Project,

4.00%, 7/1/51	750	711

Florida State Development Finance Corp. Educational Facilities Revenue Bonds, River City Science Academy Project,

5.00%, 2/1/57	575	606

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Florida – 7.7% continued

Florida State Development Finance Corp. Educational Facilities Revenue Refunding Bonds, River City Science Academy Project,

7/1/51(8)	$355	$361

Florida State Development Finance Corp. Educational Facility Revenue Bonds, Pepin Academics of Pasco County, Inc., Project,

5.00%, 1/1/50(1)	1,000	1,016

Florida State Development Finance Corp. Educational Facility Revenue Refunding Bonds, Renaissance Charter School,

5.00%, 9/15/50	1,500	1,553

Florida State Development Finance Corp. Senior Living Revenue Refunding Bonds, Glenridge on Palmer Ranch,

5.00%, 6/1/51	2,000	2,093

Florida State Development Finance Corp. Solid Waste Disposal Revenue Bonds (AMT), Waste Pro U.S.A., Inc., Project,

5.00%, 5/1/29	1,500	1,563

Florida State Development Finance Corp., Revenue Bonds, Educational Facilities River City Science Academy Projects,

4.00%, 7/1/55	500	461

Florida State Higher Educational Facilities Financial Authority Revenue Bonds, Ringling College Project,

5.00%, 3/1/42	2,000	2,158

Lake County Retirement Facility Revenue Refunding Bonds, Lakeside at Waterman Village Project,

5.75%, 8/15/55	1,000	1,031

Miami Beach Health Facilities Authority Mt. Sinai Medical Center of Florida Revenue Bonds,

4.00%, 11/15/51	2,000	2,034

Miami-Dade County Seaport Revenue Refunding Bonds, Subseries A-1 (AGM Insured) (AMT),

4.00%, 10/1/45	1,175	1,214

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   207   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Florida – 7.7% continued

Ocean Highway & Port Authority Florida Port Facilities Revenue Bonds (AMT), Worldwide Terminals Fenandina Project,

5.50%, 12/1/49(1)	$1,500	$1,298

Orange County HFA Revenue Bonds, Orlando Health Obligated Group,

4.00%, 10/1/52	2,500	2,612

Palm Beach County Health Facilities Authority Hospital Revenue Bonds, Baptist Health South Florida,

4.00%, 8/15/49	1,500	1,541

Palm Beach County Revenue Bonds, Palm Beach Atlantic University,

5.00%, 4/1/39(1)	1,750	1,854

Palm Beach County Revenue Bonds, Series A, Lynn University Housing Project,

5.00%, 6/1/57	1,500	1,602

Pinellas County Educational Facilities Authority Lease Revenue Bonds, Discovery Academy of Science Project,

5.00%, 6/1/56(1)	1,000	997

Pinellas County IDA Revenue Bonds, 2017 Foundation for Global Understanding Project,

5.00%, 7/1/39	4,000	4,241

Saint Johns County IDA Senior Living Revenue Refunding Bonds, Series A, Vicar’s Landing Project,

4.00%, 12/15/50	500	459

Seminole County IDA Educational Facilities Revenue Bonds, Galileo Schools for Gifted Learning,

4.00%, 6/15/51(1)	665	624

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B,

5.50%, 11/1/10(6)	143	86

Venice Retirement Community Revenue Improvement Bonds, Village on the Isle Project,

5.00%, 1/1/47	1,000	1,052

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Florida – 7.7% continued

Village Community Development District No. 13 Special Assessment Revenue Bonds,

3.50%, 5/1/51(1)	$995	$902

		59,470

Georgia – 2.4%

Atlanta Development Authority Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center,

6.75%, 1/1/35	3,000	1,590

Burke County Development Authority Variable PCR Refunding Bonds, Georgia Transmission Corp.,

2.75%, 1/1/52(9)	1,215	981

Gainesville & Hall County Hospital Authority Revenue Anticipation Certificates, Northeast Georgia Health System,

4.00%, 2/15/46	5,000	5,254

La Grange Development Authority Revenue Refunding Bonds, La Grange College Project,

5.00%, 10/15/52	2,000	1,878

Main Street Natural Gas Inc., Gas Supply Revenue Bonds, Series C,

4.00%, 12/1/28(3) (4) (5)	1,000	1,055

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A,

5.00%, 5/15/49	4,000	4,784

Oconee County IDA Taxable Revenue Bonds, Economic Development Project,

6.00%, 3/1/48	1,500	1,380

White County Development Authority Revenue Bonds, Truett McConnell University Project,

5.25%, 10/1/49	1,500	1,411

		18,333

Guam – 0.3%

Guam Government Business Privilege Tax Revenue Refunding Bonds, Series F,

4.00%, 1/1/36	1,000	1,009

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   208   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Guam – 0.3% continued

Guam Government Department of Education Revenue Refunding COPS, John F. Kennedy High School Refunding & Energy Efficiency Project,

5.00%, 2/1/40	$1,000	$1,057

		2,066

Idaho – 0.5%

Idaho State Housing & Finance Association Nonprofit Facilities Revenue Bonds, Series A, Future Public School Project, 4.00%, 5/1/52	3,410	2,852

Spring Valley Community Infrastructure District No. 1 Special Assessment Bonds, 3.75%, 9/1/51(1)	1,250	1,038

		3,890

Illinois – 4.8%

Belleville Tax Increment & Sales Tax Allocation Revenue Refunding Bonds, Carlyle/Green Mount Redevelopment, 3.75%, 7/1/41	1,000	890

Chicago O’Hare International Airport Revenue Senior Lien General Revenue Bonds, Series B, 5.00%, 1/1/48	5,000	5,537

Chicago Waterworks Second Lien Revenue Bonds, 5.00%, 11/1/29	2,500	2,776

Illinois Finance Authority Revenue Refunding Bonds, Plymouth Place, Inc., 5.00%, 5/15/51	410	424

5.00%, 5/15/56	440	453

Illinois State Finance Authority Health Services Facilities Lease Revenue Bonds, University of Illinois Health Services, 4.00%, 10/1/50	1,480	1,545

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare, 5.00%, 1/1/44	5,000	5,566

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Illinois – 4.8% continued

Illinois State Finance Authority Revenue Refunding Bonds, Friendship Village Schaumburg, 5.13%, 2/15/45	$1,500	$1,005

Illinois State Finance Authority Revenue Refunding Bonds, Illinois Institute of Technology, 5.00%, 9/1/40	2,000	2,211

Illinois State Finance Authority Revenue Refunding Bonds, OSF Healthcare System, 3.00%, 5/15/50	500	424

Illinois State Finance Authority Revenue Refunding Bonds, Rosalind Franklin University, 5.00%, 8/1/42	1,100	1,186

Illinois State Finance Authority Student Housing & Academic Facilities Revenue Bonds, CHF - Chicago, LLC - University of Illinois at Chicago Project, 5.00%, 2/15/47	5,000	5,326

Illinois State G.O. Unlimited Bonds, 5.50%, 5/1/30	1,000	1,162

Illinois State G.O. Unlimited Refunding Bonds, 5.00%, 2/1/29	1,000	1,093

Illinois State Housing Development Authority Revenue Bonds, Series A (FHLMC, FNMA, GNMA Insured), 4.13%, 10/1/38	585	594

Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.00%, 1/1/44	3,000	3,409

Lincolnwood Tax Increment Allocation COPS, Series A, District 1860 Development Project, 4.82%, 1/1/41(1)	2,000	1,829

New York State Mortgage Agency Homeowner Revenue Refunding Bonds, Series 233, Social Bonds, 5.00%, 6/15/30	500	552

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   209   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Illinois – 4.8% continued

Upper Illinois River Valley Development Authority Revenue Refunding Bonds, Prairie Crossing Charter, 5.00%, 1/1/45	$250	$249

5.00%, 1/1/55(1)	625	607

		36,838

Indiana – 1.7%

Finance Authority Educational Facilities Revenue Bonds, Seven Oaks Classical School Project, 5.00%, 6/1/51	520	523

5.00%, 6/1/56	455	456

Goshen MFH Revenue Bonds, Green Oaks of Goshen Project, Housing Choice Voucher Program (Housing & Urban Development Sector 8 Program), 5.00%, 8/1/41(1)	1,000	853

Housing & Community Development Authority Multifamily Revenue Bonds, Series A, Vita of Marion Project, 5.25%, 4/1/41	1,000	934

Indiana State Finance Authority Exempt Facilities Revenue Bonds (AMT), Res Polyflow Indiana, Green Bonds, 7.00%, 3/1/39	4,000	3,122

Indiana State Finance Authority Revenue Bonds, Kipp Indianapolis Inc., Project, 5.00%, 7/1/55	510	530

New York State Mortgage Agency Homeowner Revenue Refunding Bonds, Series 233, Social Bonds, 5.00%, 10/1/41	4,625	5,461

Valparaiso MFH Revenue Bonds, Green Oaks of Valparaiso Project, 5.38%, 12/1/41	1,500	1,290

		13,169

Iowa – 1.2%

Iowa State Finance Authority Revenue Bonds, Series A, Lifespace Communities, 5.00%, 5/15/48	4,000	4,105

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Iowa – 1.2% continued

Iowa State Finance Authority Revenue Refunding Bonds, Lifespace Communities Inc., 4.00%, 5/15/53	$1,000	$883

Iowa State Finance Authority Senior Living Facilities Revenue Refunding Bonds, Sunrise Retirement Community Project, 5.00%, 9/1/51	1,000	863

Tobacco Settlement Authority Tobacco Settlement Revenue Refunding Bonds, Series A-2 Class 1, 4.00%, 6/1/38	1,000	1,054

4.00%, 6/1/39	1,000	1,052

4.00%, 6/1/40	1,000	1,049

		9,006

Kansas – 0.3%

Prairie Village Special Obligation Tax Increment Revenue Refunding Tax Allocation Bonds, Meadowbrook TIF Project, 3.13%, 4/1/36	800	675

Shawnee Education Facilities Revenue Bonds, Maranatha Christian Academy Project, Series A, 5.00%, 8/1/56(1)	2,000	2,012

		2,687

Kentucky – 0.9%

Henderson Exempt Facilities Revenue Bonds (AMT), Pratt Paper LLC Project, 1/1/52(8)	500	504

Kentucky Public Transportation Infrastructure Authority First Tier Toll Revenue Bonds, Downtown Crossing Project (AGM Insured), 4.00%, 7/1/49	2,380	2,556

Kentucky State Economic Development Finance Authority Revenue Bonds, Owensboro Health, 5.25%, 6/1/50	2,500	2,662

Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series A, Owensboro Health, Inc., 5.00%, 6/1/45	1,500	1,630

		7,352

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   210   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Louisiana – 1.4%

Calcasieu Parish Memorial Hospital Service District Revenue Refunding Bonds, Lake Charles Memorial Hospital Project, 5.00%, 12/1/34	$2,000	$2,195

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project, 2.50%, 4/1/36	2,000	1,747

Louisiana Public Facilities Authority Revenue Bonds, BBR Schools-Materra Campus Project, 4.00%, 6/1/51(1)	2,000	1,808

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic Foundation Project, 5.00%, 5/15/46	1,000	1,104

4.00%, 5/15/49	1,000	1,045

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Prerefunded, 5.00%, 5/15/26(7)	50	55

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Jefferson Parish Gomesa Project, 4.00%, 11/1/44	1,000	914

Saint James Parish Revenue Bonds, Series 2, Nustar Logistics L.P. Project, 6.35%, 7/1/40	1,000	1,183

Saint John The Baptist Parish Variable Revenue Refunding Bonds, Marathon Oil Corp. Project, 2.38%, 7/1/26(3) (4) (5)	1,000	974

		11,025

Maine – 0.7%

Maine State Health & Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center, Prerefunded, 5.00%, 7/1/23(7)	5,000	5,202

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Maryland – 1.2%

Baltimore Senior Lien Special Obligation Tax Allocation Refunding Bonds, Harbor Point Project, 3.63%, 6/1/46	$1,750	$1,611

Frederick County Subordinate Special Tax Obligation Revenue Bonds, Series C, 4.00%, 7/1/50	1,000	1,010

Maryland Economic Development Corp. Senior Student Housing Revenue Bonds, Morgan State University Project, 5.00%, 7/1/56	250	272

Maryland Economic Development Corp. Special Obligation Tax Allocation, Port Covington Project, 4.00%, 9/1/50	500	485

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Adventist Healthcare, 4.00%, 1/1/38	300	305

Maryland Transportation Authority Revenue Refunding Bonds, Series A, 5.00%, 7/1/51	5,000	5,881

		9,564

Massachusetts – 3.1%

Lowell Massachusetts Collegiate Charter Revenue Bonds, 5.00%, 6/15/49	1,250	1,276

Massachusetts State Clean Water Trust Sustainability Revenue Bonds, Series 23B, 5.00%, 2/1/38	5,000	6,013

Massachusetts State Commonwealth Transportation Fund Revenue Refunding Bonds, 5.00%, 6/1/42	5,000	5,953

Massachusetts State Development Finance Agency Revenue Bonds, Series A, UMASS Boston Student Housing, 5.00%, 10/1/41	5,000	5,387

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   211   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Massachusetts – 3.1% continued

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series S, Milford Regional Medical Center, 5.00%, 7/15/46	$150	$168

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Suffolk University, 5.00%, 7/1/32	1,000	1,092

Massachusetts State School Building Authority Sales TRB, Series A, Social Bonds, 3.00%, 8/15/50	5,000	4,503

		24,392

Michigan – 4.3%

Detroit G.O. Unlimited Bonds, Series A, Social Bonds, 5.00%, 4/1/46	1,000	1,071

Grand Rapids Charter Township Revenue Refunding Bonds, Porter Hills Presbyterian, 5.00%, 5/15/44	1,000	1,080

Holt Public Schools G.O. Unlimited Bonds, Series I (Q-SBLF Insured), 2.00%, 5/1/41	1,285	1,046

Kalamazoo County G.O. Limited Bonds, 2.13%, 5/1/42	1,000	809

Michigan Mathematics & Science Initiative Revenue Refunding Bonds, 4.00%, 1/1/51	1,000	983

Michigan State Finance Authority Ltd. Obligation Revenue Refunding Bonds, Kettering University Project, 4.00%, 9/1/50	650	673

Michigan State Finance Authority Revenue Refunding Bonds, Senior Series B-1, Class 2, 5.00%, 6/1/49	1,000	1,083

Michigan State Finance Authority Revenue Refunding Bonds, Series A, 3.00%, 12/1/49	2,000	1,788

Michigan State Finance Authority Revenue Refunding Bonds, Local Government Loan Program, 5.00%, 7/1/30	2,000	2,120

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Michigan – 4.3% continued

Michigan State Strategic Fund Limited Obligation Variable Revenue Bonds (AMT), Green Bonds, Recycle, 4.00%, 10/1/26(3) (4) (5)	$500	$523

Michigan State Strategic Fund Ltd. Obligation Revenue Bonds (AMT), I-75 Improvement Project, 5.00%, 6/30/48	5,000	5,402

Michigan State Strategic Fund Ltd. Obligation Revenue Bonds, Holland Home, 5.00%, 11/15/42	2,500	2,659

Michigan State Strategic Fund Ltd. Obligation Taxable Revenue Bonds, Flint Water Advocacy, 1.88%, 9/1/29	2,000	1,843

Michigan State Trunk Line Fund Revenue Bonds, 4.00%, 11/15/46	6,000	6,439

Tipton Academy Public School Academy Revenue Bonds, 4.00%, 6/1/51	1,000	821

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/45	4,355	4,744

		33,084

Minnesota – 0.8%

Apple Valley Senior Housing Revenue Bonds, Orchard Path Phase II Project, 4.00%, 9/1/61	500	439

Duluth Economic Development Authority Health Care Facilities Revenue Refunding Bonds, St. Luke’s Hospital of Duluth, 3.00%, 6/15/44	300	259

Duluth Economic Development Authority Revenue Refunding Bonds, Benedictine Health System, 4.00%, 7/1/41	550	532

Minneapolis Charter School Lease Revenue Bonds, Series A, Kipp North Star Project, 5.75%, 7/1/55	1,000	1,080

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   212   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Minnesota – 0.8% continued

Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue Refunding Bonds, Hmong College Preparatory Academy Project, 5.00%, 9/1/55	$1,000	$1,040

Wayzata Senior Housing Revenue Refunding Bonds, Folkestone Senior Living Community, 5.00%, 8/1/54	1,500	1,536

Woodbury Charter School Lease Revenue Bonds, Woodbury Leadership Project, 4.00%, 7/1/51	1,320	1,234

		6,120

Mississippi – 0.2%

Mississippi State Business Finance Corp. Revenue Bonds, System Energy Resources, Inc. Project, 2.38%, 6/1/44	1,000	774

Tunica County Urban Renewal Revenue Refunding Bonds, Utility Districts Project, 6.00%, 10/1/40	1,000	968

		1,742

Missouri – 1.0%

Cape Girardeau County Industrial Development Authority Health Care Facilities Revenue Bonds, Southeasthealth, 4.00%, 3/1/46	650	666

Joplin IDA Sales TRB, 32nd Street Place Community Improvement District, 4.25%, 11/1/50	1,000	862

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Bethesda Health Group, Inc., 4.00%, 8/1/41	410	429

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Wright Memorial Hospital, 5.00%, 9/1/32	1,145	1,257

5.00%, 9/1/34	1,315	1,441

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Missouri – 1.0% continued

Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Series C, Lutheran Senior Services Project, 4.00%, 2/1/48	$2,000	$2,018

Plaza At Noah’s Ark Community Improvement District Tax Increment & Improvement District Revenue Refunding Bonds, 3.00%, 5/1/30	500	479

3.13%, 5/1/35	400	369

		7,521

Nebraska – 0.3%

Central Plains Energy Project Gas Project Revenue Refunding Bonds, Series A, Project No. 3, 5.00%, 9/1/42	2,000	2,344

Nevada – 0.2%

Henderson Local Improvement District No. T-21 Special Assessment Bonds, Black Mountain, 4.00%, 9/1/51	500	456

Las Vegas Special Improvement District No. 616 and Special Improvement District No. 81 Special Assessment Bonds, 3.13%, 6/1/51	500	394

Las Vegas Special Improvement District No. 814 Summerlin Village 21 & 24A Special Assessment Bonds, 4.00%, 6/1/49	550	538

Las Vegas Special Improvement District No. 815 Special Assessment Bonds, 5.00%, 12/1/49	250	263

		1,651

New Hampshire – 0.1%

National Finance Authority Revenue Refunding Bonds, Series B (AMT), Green Bonds, 3.75%, 7/2/40(1) (3) (4) (5)	600	578

New Jersey – 2.3%

New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/1/48	1,000	1,017

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   213   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

New Jersey – 2.3% continued

New Jersey State EDA Revenue School Facilities Construction Revenue Bonds, 4.00%, 6/15/49	$2,250	$2,285

New Jersey State EDA Special Facility Revenue Bonds (AMT), Continental Airlines, Inc., Project, 5.63%, 11/15/30	2,000	2,115

New Jersey State Educational Facilities Authority Revenue Bonds, Series A, Green Bonds, 3.00%, 7/1/50	750	634

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series A, 6/15/41(8)	1,000	1,023

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, 4.00%, 6/15/50	500	508

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, Transportation Program, 5.00%, 6/15/45	2,250	2,402

South Jersey Transportation Authority Transportation System Revenue Bonds, Series A, 4.00%, 11/1/50	500	513

Tobacco Settlement Financing Corp. Revenue Refunding Bonds, Series A, 5.00%, 6/1/46	7,070	7,693

		18,190

New Mexico – 0.7%

Farmington PCR Refunding Bonds, Public Service Company of New Mexico San Juan, 1.15%, 6/1/24(3) (4) (5)	1,000	971

Los Ranchos de Albuquerque Educational Facilities Revenue Refunding Bonds, Albuquerque Academy Project, 4.00%, 9/1/40	1,000	1,061

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

New Mexico – 0.7% continued

New Mexico Hospital Equipment Loan Council First Mortgage Revenue Bonds, La Vida Expansion Project, 5.00%, 7/1/49	$3,000	$3,089

		5,121

New York – 4.3%

Allegany County Capital Resource Corp. Revenue Refunding Bonds, Houghton College Project, 5.00%, 12/1/52	1,185	1,240

Build New York City Resource Corp. Revenue Bonds, Seton Education Partners-Brill, 4.00%, 11/1/51	505	481

Build NYC Resource Corp. Revenue Bonds, New Dawn Charter Schools Project, 5.75%, 2/1/49	1,000	1,041

Dutchess County Local Development Corp. Revenue Refunding Bonds, Series A, Bard College Project, 5.00%, 7/1/51	1,000	1,081

Dutchess County Local Development Corp. Revenue Refunding Bonds, The Culinary Institute of America Project, 4.00%, 7/1/39	100	104

4.00%, 7/1/40	100	103

Metropolitan Transportation Authority Revenue Bonds, Series C-1, Green Bonds, 5.00%, 11/15/50	1,000	1,089

Metropolitan Transportation Authority Revenue Refunding Bonds, Climate Bond Certified, 4.00%, 11/15/45	1,000	1,021

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series B-1, 4.00%, 8/1/48	2,400	2,492

New York G.O. Unlimited Bonds, Series A-1, 3.00%, 8/1/50	2,000	1,771

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   214   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

New York – 4.3% continued

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), Delta Air Lines, Inc., Laguardia Airport Terminals,

5.00%, 1/1/34	$5,000	$5,447

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), LaGuardia Airport Terminal B Redevelopment,

5.00%, 7/1/46	5,000	5,240

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds (AMT), John F. Kennedy International Airport,

5.25%, 8/1/31	940	1,023

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport,

4.00%, 12/1/42	1,000	1,030

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax,

5.00%, 3/15/50	4,195	4,739

New York Transportation Development Corp. Special Facility Revenue Refunding Bonds (AMT), American Airlines, Inc.,

3.00%, 8/1/31	500	481

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 220 (AMT),

4.00%, 11/1/59	1,500	1,532

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 221 (AMT),

4.00%, 7/15/60	2,000	2,027

Western Regional Off-Track Betting Corp. Revenue Refunding Bonds,

4.13%, 12/1/41(1)	500	446

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

New York – 4.3% continued

Yonkers Economic Development Corp. Educational Revenue Bonds, Charter School Educational Excellence Project,

5.00%, 10/15/49	$1,155	$1,204

		33,592

North Carolina – 0.6%

Charlotte Airport Revenue Refunding Bonds, Series B (AMT),

3.00%, 7/1/46	3,000	2,673

North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, Series A, Sharon Towers,

5.00%, 7/1/49	600	627

North Carolina Turnpike Authority Triangle Expressway System Revenue BANS,

5.00%, 1/1/49	1,500	1,673

		4,973

North Dakota – 0.1%

Grand Forks Health Care System Revenue Refunding Bonds, Altru Health System,

4.00%, 12/1/51	1,000	1,020

Ohio – 1.3%

Cleveland-Cuyahoga County Port Authority Tax Increment Financing Subordinate Tax Allocation Revenue Refunding Bonds, Flats East Bank Project,

4.50%, 12/1/55	1,000	952

Franklin County Health Care Facilities Revenue Refunding Bonds, Wesley Communities Obligated Group Project,

5.25%, 11/15/55	1,000	1,043

Jefferson County Port Authority Economic Development Revenue Bonds (AMT), JSW Steel U.S.A., Ohio Inc., Project,

3.50%, 12/1/51	1,000	831

Northeast Ohio Medical University General Receipts Revenue Refunding Bonds, Series A,

3.00%, 12/1/40	475	424

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   215   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Ohio – 1.3% continued

Ohio State Air Quality Development Authority Exempt Facilities Revenue Bonds (AMT),

5.00%, 7/1/49(1)	$2,000	$2,076

Ohio State Air Quality Development Authority Exempt Facilities Revenue Bonds (AMT), Pratt Paper LLC Project,

4.50%, 1/15/48	2,000	2,049

Ohio State Higher Educational Facility Revenue Refunding Bonds, Judson Obligated Group,

5.00%, 12/1/50	1,000	1,086

Port of Greater Cincinnati Development Authority Revenue Bonds,

4.25%, 12/1/50	2,190	1,893

		10,354

Oklahoma – 1.7%

Norman Regional Hospital Authority Revenue Bonds, Norman Regional Hospital Authority,

4.00%, 9/1/45	5,000	5,088

Oklahoma Agricultural & Mechanical Colleges University Taxable Revenue Refunding Bonds, Series B,

1.76%, 9/1/28	1,325	1,235

Oklahoma State Development Finance Authority Revenue Refunding Bonds (AMT), Gilcrease Expressway West Project,

1.63%, 7/6/23	5,000	4,958

Oklahoma State Development Finance Authority Revenue Refunding Bonds, Oklahoma City University Project,

5.00%, 8/1/49	2,000	2,138

		13,419

Oregon – 0.7%

University of Oregon General Revenue Bonds, Series A,

5.00%, 4/1/50	5,000	5,778

Pennsylvania – 3.3%

Allegheny County IDA Revenue Bonds, Penn Hills Charter Social Bonds,

4.00%, 6/15/51	1,000	925

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Pennsylvania – 3.3% continued

Berks County Municipal Authority University Revenue Bonds, Alvernia University Project,

5.00%, 10/1/49	$1,000	$1,018

Franklin County IDA Revenue Bonds, Menno-Haven, Inc., Project,

5.00%, 12/1/54	1,000	1,034

Lancaster County Hospital Authority Revenue Refunding Bonds, Saint Anne’s Retirement Community Inc., Project,

5.00%, 3/1/40	500	536

5.00%, 3/1/50	500	530

Lehigh County Industrial Development Authority Charter School Revenue Bonds, Seven Generations Project,

4.00%, 5/1/51	1,000	913

Mercer County IDA College Revenue Refunding Bonds, Thiel College Project,

6.13%, 10/1/50	990	968

Northampton County IDA Revenue Refunding Bonds, Morningstar Senior,

5.00%, 11/1/49	1,000	1,051

Pennsylvania State Turnpike Commission Turnpike Revenue Bonds, Series A-1,

5.00%, 12/1/46	3,000	3,295

Philadelphia Authority for Industrial Development Charter School Revenue Bonds, Philadelphia Electrical & Technology Charter High School,

4.00%, 6/1/51	800	755

4.00%, 6/1/56	850	785

Philadelphia Authority For Industrial Development Revenue Bonds, Alliance for Progress Charter,

5.00%, 6/15/39	920	951

5.00%, 6/15/49	1,385	1,420

Philadelphia Authority For Industrial Development University of the Arts Revenue Refunding Bonds,

5.00%, 3/15/45	3,000	3,049

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   216   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Pennsylvania – 3.3% continued

Philadelphia Authority For Industrial Development University of the Arts Revenue Refunding Bonds, Independence Charter School West Project,

5.00%, 6/15/50	$1,350	$1,385

Philadelphia Water & Wastewater Revenue Bonds, Series A, Prerefunded,

5.00%, 7/1/24(7)	4,000	4,268

Westmoreland County IDA Revenue Refunding Bonds, Redstone Presbyterian Senior Care,

4.00%, 5/15/47	2,000	1,848

Wilkes-Barre Finance Authority Revenue Refunding Bonds, Wilkes University Project,

4.00%, 3/1/42	500	491

		25,222

Puerto Rico – 0.4%

Puerto Rico Sales Tax Financing Corp., Restructured TRB, Series A-1,

4.75%, 7/1/53	3,000	3,148

Rhode Island – 1.0%

Tobacco Settlement Financing Corp. Revenue Refunding Bonds, Series A,

5.00%, 6/1/40	7,000	7,423

South Carolina – 0.9%

Berkeley County Assessment Revenue Special Assessment Bonds, Nexton Improvement District,

4.38%, 11/1/49	1,000	1,027

Hardeeville Assessment Revenue Special Assessment Bonds,

4.00%, 5/1/52	1,000	837

South Carolina EDA Educational Facilities Revenue Refunding Bonds, Green Charter Schools,

4.00%, 6/1/56(1)	1,065	967

South Carolina State Jobs Economic Development Authority Educational Facilities Revenue Bonds, Polaris Tech Charter School Project,

6/15/42(8)	1,000	999

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

South Carolina – 0.9% continued

South Carolina State Jobs EDA Educational Facilities Revenue Bonds, Series A, Virtus Academy Project,

5.00%, 6/15/51(1)	$500	$447

5.00%, 6/15/56(1)	500	438

South Carolina State Jobs-EDA Economic Development Revenue Bonds, Hilton Head Christian Academy,

5.00%, 1/1/55	1,500	1,439

South Carolina State Jobs-EDA Economic Development Revenue Bonds, Series 2019A, Bishop Gadsden Episcopal Retirement Community,

5.00%, 4/1/54	1,000	1,071

		7,225

Tennessee – 0.7%

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Trevecca Nazarene University Project,

4.00%, 10/1/51	1,000	957

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Belmont University,

4.00%, 5/1/51	1,500	1,582

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Lipscomb University Project,

5.00%, 10/1/37	375	410

4.00%, 10/1/49	1,000	994

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Trevecca Nazarene University,

5.00%, 10/1/48	1,115	1,189

		5,132

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   217   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Texas – 6.7%

Arlington Higher Education Finance Corp. Revenue Bonds, Basis Texas Charter Schools, Inc., 4.00%, 6/15/50	$1,000	$886

Arlington Higher Education Finance Corp. Revenue Bonds, Newman International Academy, 5.00%, 8/15/51	500	501

Arlington Higher Education Finance Corp. Revenue Refunding Bonds, Series A, 4.00%, 8/15/46	500	454

Austin Convention Enterprises, Inc., Convention Center Revenue Refunding Bonds, First Tier, 5.00%, 1/1/34	1,000	1,055

Baytown Municipal Development District Revenue Bonds, First Line Hotel, 4.00%, 10/1/50	1,000	957

Baytown Municipal Development District Revenue Bonds, Second Line Hotel, 5.00%, 10/1/50	500	486

Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/1/40	1,500	1,548

5.00%, 12/1/45	2,000	2,055

Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities Revenue Bonds (AMT), Gladieux Metals Recycling, 7.00%, 3/1/39	300	314

Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities Subordinate Revenue Bonds (AMT), Gladieux Metals Recycling, 8.50%, 3/1/39	2,000	1,915

Central Texas Regional Mobility Authority Revenue Bonds, Series B, 4.00%, 1/1/51	650	671

Conroe Local Government Corp. Hotel Revenue Bonds, Conroe Convention Center Hotel, 4.00%, 10/1/50	500	487

5.00%, 10/1/50(1)	1,000	977

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Texas – 6.7% continued

Edinburg Economic Development Corp. Sales TRB, Series A, 3.38%, 8/15/46	$355	$300

Hidalgo County Regional Mobility Authority Toll & Vehicle Registration Junior Lien Revenue Refunding Bonds, Series B, 5.00%, 12/1/35	1,000	1,092

5.00%, 12/1/36	1,000	1,091

Houston Airport System Revenue Bonds, United Airlines Inc., Terminal (AMT), 4.00%, 7/1/41	1,000	972

Houston Higher Education Finance Corp. University Revenue Bonds, Houston Baptist University Project, 4.00%, 10/1/51	500	494

Mission Economic Development Corp. Senior Lien Revenue Refunding Bonds (AMT), Natgasoline, 4.63%, 10/1/31	2,000	2,102

New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue Bonds, Morningside Ministries Project, 5.00%, 1/1/55	1,000	1,035

New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue Bonds, Presbyterian Village North Project, 5.25%, 10/1/55	1,000	1,016

New Hope Cultural Education Facilities Finance Corp. Revenue Refunding Bonds, Jubilee Academic Center, 4.00%, 8/15/56	2,000	1,847

New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue Refunding Bonds, Wichita Falls Retirement Foundation, 4.00%, 1/1/41	1,270	1,236

New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue Bonds, CHF-Collegiate Housing San Antonio, Prerefunded, 5.00%, 4/1/26(7)	3,000	3,329

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   218   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Texas – 6.7% continued

New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue Bonds, Series A, Blinn College Project, 5.00%, 7/1/57	$1,000	$1,032

Newark Higher Education Finance Corp. Education Revenue Bonds, Series A, TLC Academy, 4.00%, 8/15/51	1,095	1,036

4.00%, 8/15/56	1,130	1,053

North Texas Tollway Authority Revenue Bonds, Series B, 3.00%, 1/1/51	1,825	1,586

San Antonio Education Facilities Corp. Revenue Bonds, Series A, Hallmark University Project, 5.00%, 10/1/51	750	708

San Antonio Electric & Gas Junior Lien Revenue Bonds, Prerefunded, 5.00%, 2/1/23(7)	2,500	2,571

Tarrant County Cultural Educational Facilities Finance Corp. Retirement Facilities Revenue Bonds, Series B, Buckner Retirement Services, 5.00%, 11/15/46	4,000	4,304

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds, 5.00%, 12/15/32	500	568

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds (AMT), Segment 3C Project, 5.00%, 6/30/58	1,500	1,646

Texas State Private Activity Bond Surface Transportation Corp. Revenue Refunding Bonds, LBJ Infrastructure Group, 4.00%, 6/30/40	500	520

Texas State Private Activity Bond Surface Transportation Corp. Senior Lien Revenue Bonds (AMT), Blueridge Transportation, 5.00%, 12/31/40	2,750	2,941

5.00%, 12/31/45	1,250	1,330

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Texas – 6.7% continued

Texas Water Development Board State Revolving Funds Revenue Bonds, 4.00%, 8/1/37	$5,000	$5,504

		51,619

Utah – 1.2%

Black Desert Public Infrastructure District Senior G.O. Limited Bonds, Series A, 4.00%, 3/1/51	2,500	2,196

Mida Mountain Village Public Infrastructure District Special Assessment Revenue Bonds, 4.00%, 8/1/50	1,000	857

Mida Mountain Village Public Infrastructure District Special Assessment Revenue Bonds, Series A, 5.00%, 8/1/50	1,000	1,034

Military Installation Development Authority Tax Allocation Revenue Bonds, Series A-1, 4.00%, 6/1/52	1,000	815

Uipa Crossroads Public Infrastructure District Utility Tax Allocation Bonds, 4.38%, 6/1/52	2,000	1,712

Utah Infrastructure Agency Tax-Exempt Telecommunications Revenue Bonds, 4.00%, 10/15/42	1,000	1,032

3.00%, 10/15/45	1,000	842

Utah State Charter School Finance Authority Charter School Revenue Bonds, Mountain West Montessori Academy, 5.00%, 6/15/49	825	846

		9,334

Vermont – 0.9%

Vermont State EDA Mortgage Revenue Refunding Bonds, Wake Robin Corp. Project, 4.00%, 5/1/45	2,545	2,395

Vermont State Educational & Health Buildings Financing Agency Revenue Refunding Bonds, Middlebury College Project, 4.00%, 11/1/50	4,000	4,238

		6,633

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   219   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Virginia – 1.6%

Arlington County G.O. Unlimited Bonds, 5.00%, 6/15/40	$4,770	$5,772

Lynchburg Economic Development Authority Hospital Revenue Refunding Bonds, Centra Health Obligated Group, 3.00%, 1/1/51	750	614

Virginia College Building Authority Educational Facilities Revenue Refunding Bonds, Regent University Project, 3.00%, 6/1/41	400	343

Virginia Small Business Financing Authority Private Activity Senior Revenue Bonds (AMT), Transform 66-P3 Project, 5.00%, 12/31/49	1,000	1,110

Virginia State College Building Authority Educational Facilities Revenue Bonds, Marymount University Project, Green Bonds, 5.25%, 7/1/35	270	279

5.00%, 7/1/45	2,515	2,562

Virginia State Small Business Financing Authority Senior Lien Revenue Refunding Bonds (AMT), 95 Express, 4.00%, 1/1/48	500	507

Virginia State Small Business Financing Authority Solid Waste Disposal Facilities Revenue Bonds (AMT), Covanta Project, 5.00%, 7/1/38(3) (4) (5)	1,000	1,013

		12,200

Washington – 2.5%

Energy Northwest Electric Revenue Refunding Bonds, Columbia Generating Station, 4.00%, 7/1/42	3,000	3,253

Tacoma Electric System Revenue Refunding Bonds, Green Bonds, 4.00%, 1/1/51	2,000	2,129

Washington State Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, 4.00%, 10/1/49	2,250	2,281

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Washington – 2.5% continued

Washington State Housing Finance Commission Nonprofit Housing Revenue Refunding Bonds, The Hearthstone Project, 5.00%, 7/1/48(1)	$525	$511

5.00%, 7/1/53(1)	500	482

Washington State Housing Finance Commission Nonprofit Revenue Bonds, Series A, Spokane International Academy Project, 5.00%, 7/1/50	710	747

Washington State Housing Finance Commission Revenue Bonds, Rockwood Retirement Communities Project, 5.00%, 1/1/55	2,000	1,913

Washington State Housing Finance Commission Revenue Bonds, Series A, Transforming Age Project, 5.00%, 1/1/55	1,000	1,005

Washington State Housing Finance Commission Social Certificate Revenue Bonds, Series A-1, 3.50%, 12/20/35	494	488

Washington State Motor Vehicle Fuel Tax & Vehicle Related Fees G.O. Unlimited Bonds, Series F, 5.00%, 6/1/39	5,550	6,651

		19,460

West Virginia – 0.7%

South Charleston Special District Excise Tax Revenue Refunding Bonds, South Charleston Park Place, 4.50%, 6/1/50	1,500	1,292

West Virginia State EDA Solid Waste Disposal Facilities Variable Revenue Bonds (AMT), Senior-Arch Resources, 5.00%, 7/1/25(3) (4) (5)	1,000	1,045

West Virginia State Hospital Finance Authority, Revenue Refunding Bonds, Cabell Huntington Hospital, 5.00%, 1/1/43	3,000	3,313

		5,650

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   220   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Wisconsin – 4.9%

Gillett Solid Waste Disposal Revenue Bonds (AMT), North LLC Renewable,

5.50%, 12/1/32(1)	$1,500	$1,351

PFA Charter School Revenue Bonds, Freedom Classical Academy, Inc.,

5.00%, 1/1/56(1)	1,000	1,001

PFA Charter School Revenue Bonds, Series A, Eno River Project,

5.00%, 6/15/54(1)	1,375	1,417

PFA Education Revenue Bonds, Guildford Preparatory Academy,

5.00%, 4/1/47(1)	500	503

5.00%, 4/1/57(1)	1,000	992

PFA Education Revenue Bonds, North Carolina Leadership Academy,

5.00%, 6/15/49(1)	520	539

PFA Education Revenue Bonds, The Franklin School of Innovation,

5.00%, 1/1/42(1)	600	612

5.00%, 1/1/57	1,000	993

PFA Educational Facilities Revenue Bonds, Charter Day School, Inc., Project,

5.00%, 12/1/55	2,500	2,589

PFA Educational Facilities Revenue Bonds, Series A, Kipp Charlotte, Inc.,

5.00%, 10/15/50(1)	1,000	1,028

PFA Educational Facility Revenue Refunding Bonds, Estancia Valley Classical,

4.25%, 7/1/51(1)	1,345	1,102

PFA Healthcare Facilities Revenue Bonds, Appalachian Regional Healthcare System Obligated,

4.00%, 7/1/46	1,000	1,012

4.00%, 7/1/51	875	881

PFA Hospital Revenue Refunding Bonds, Series 2021A, UNC Health Southeastern,

4.00%, 2/1/51	2,000	2,051

PFA Hotel Senior Lien Revenue Bonds, Grand Hyatt San Antonio Project, 2/1/52(8)	1,000	1,059

PFA Hotel Subordinate Revenue Bonds, Grand Hyatt San Antonio Project, 2/1/46(8) (10)	1,000	977

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Wisconsin – 4.9% continued

PFA Retirement Facilities First Mortgage Revenue Bonds, Series A,

5.25%, 3/1/55(1)	$1,000	$1,044

PFA Retirement Facilities Revenue Refunding Bonds, Friend’s Homes,

5.00%, 9/1/54	1,500	1,598

PFA Revenue Bonds, College Achieve Central Charter School,

5.00%, 6/15/51(1)	1,500	1,521

PFA Revenue Bonds, Series A, Viticus Group Project,

4.25%, 12/1/51(1)	2,805	2,604

PFA Revenue Bonds, Texas Biomedical Research Institute,

3.00%, 6/1/48	1,000	823

PFA Revenue Refunding Bonds, Roseman University of Health,

4.00%, 4/1/52	1,255	1,156

PFA Revenue Refunding Bonds, Ultimate Medical Academy,

5.00%, 10/1/34	1,000	1,080

PFA Senior Revenue Bonds (AMT), Fargo-Moorhead Metropolitan Area Flood Risk Management Project, Green Bonds,

4.00%, 9/30/51	1,500	1,492

PFA Senior Revenue Bonds, Wonderful Foundations Charter School Portfolio Projects,

5.00%, 1/1/55	1,500	1,471

PFA Special Facility Revenue Bonds (AMT), Sky Harbour Capital LLC AV,

4.25%, 7/1/54	1,500	1,368

PFA Student Housing Revenue Bonds, NC A&T Real Estate Foundation, LLC Project,

5.00%, 6/1/49	1,000	1,083

PFA Student Housing Sustainability Revenue Bonds, University of Hawaii Foundation Project,

4.00%, 7/1/61	500	472

PFA Student Housing Taxable Sustainability Revenue Bonds, University of Hawaii Foundation Project,

5.35%, 7/1/40	600	562

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   221   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.1% continued

Wisconsin – 4.9% continued

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Hope Christian Schools,

4.00%, 12/1/51	$850	$782

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Oakwood Lutheran Senior,

4.00%, 1/1/57	2,000	1,734

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, St. Camillus Health System,

5.00%, 11/1/54	1,000	1,028

		37,925

Wyoming – 0.4%

Campbell County Solid Waste Facilities Revenue Refunding Bonds, Basin Electric Power Cooperative,

3.63%, 7/15/39	3,000	3,004

Total Municipal Bonds

(Cost $769,213)		727,793

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 5.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.06%(11) (12)	42,137,416	$42,137

Total Investment Companies

(Cost $42,137)		42,137

Total Investments – 99.9%

(Cost $813,827)		772,383

Other Assets less Liabilities – 0.1%		802

NET ASSETS – 100.0%		$773,185

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)

Restricted security that has been deemed illiquid. At March 31, 2022, the value of this restricted illiquid security amounted to approximately $2,143,000 or 0.3% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Arizona State IDA Education Revenue Bonds, Academies of Math & Science Project, 5.63%, 7/1/48	11/8/18	$1,993

(3)	Maturity date represents the puttable date.
(4)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(5)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.
(6)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(7)	Maturity date represents the prerefunded date.
(8)	When-Issued Security. Coupon rate is not in effect at March 31, 2022.
(9)	Security has converted to a fixed rate as of May 3, 2021, and will continue at a fixed rate going forward.
(10)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(11)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(12)	7-day current yield as of March 31, 2022 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BANS - Bond Anticipation Notes

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CSCDA - California Statewide Communities Development Authority

EDA - Economic Development Authority

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

HFA - Housing Finance Authority

IDA - Industrial Development Authority

IDB - Industrial Development Board

MFH - Multi-Family Housing

NCCD - National Campus and Community Development Corporation

PCR - Pollution Control Revenue

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   222   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

PFA - Public Finance Authority

Q-SBLF - Qualified School Bond Loan Fund

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Corporate Bonds	0.3%

Municipal Bonds	94.1%

Investment Companies	5.5%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Corporate Bonds(1)	$—	$2,453	$ —	$2,453

Municipal Bonds:

Wisconsin	—	36,948	977	37,925

All Other Industries(1)	—	689,868	—	689,868

Total Municipal Bonds	—	726,816	977	727,793

Investment Companies	42,137	—	—	42,137

Total Investments	$42,137	$729,269	$977	$772,383
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   223   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 0.2%

Engineering & Construction – 0.0%

Nature Conservancy (The),

1.30%, 7/1/28	$1,350	$1,192

Health Care Facilities & Services – 0.2%

Bon Secours Mercy Health, Inc.,

3.46%, 6/1/30	500	502

Seattle Children’s Hospital,

1.21%, 10/1/27	5,000	4,479

		4,981
Total Corporate Bonds
(Cost $6,850)		6,173

MUNICIPAL BONDS – 89.2%

Alabama – 1.0%

Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds,

4.00%, 12/1/31(1) (2) (3)	5,000	5,421

Black Belt Energy Gas District Revenue Bonds, Series A, Gas Project No. 8,

4.00%, 12/1/29(1) (2) (3)	7,500	8,006

South East Alabama State Gas Supply District Gas Supply Revenue Bonds, Series A, Project No. 2,

4.00%, 6/1/24(1) (2) (3)	7,500	7,732

Southeast Energy Authority Revenue Bonds, A Cooperative District Commodity Supply Project No. 2, Series B,

4.00%, 12/1/31(1) (2) (3)	5,000	5,369

		26,528

Alaska – 0.6%

Alaska State Housing Finance Corp. Revenue Refunding Bonds, Series A,

5.00%, 6/1/30	5,000	5,657

Alaska State Housing Finance Corp. Revenue Refunding Bonds, State Capital, Prerefunded,

4.00%, 6/1/25(4)	1,445	1,526

Alaska State Housing Finance Corp. Revenue Refunding Bonds, State Capital, Unrefunded Balance,

4.00%, 6/1/36	3,555	3,709

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Alaska – 0.6% continued

Anchorage Electric Utility Senior Lien Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 12/1/24(4)	$5,000	$5,364

		16,256

Arizona – 2.2%

Arizona Board of Regents State University System Revenue Bonds, Series B, Green Bonds,

5.00%, 7/1/42	1,000	1,110

Arizona IDA Hospital Revenue Bonds, Phoenix Children’s Hospital,

5.00%, 2/1/32	1,800	2,183

Arizona State IDA Education Revenue Bonds, Series A-Social, Macombs Facility Project,

4.00%, 7/1/36	315	318

4.00%, 7/1/41	800	801

Arizona State IDA National Charter School Revolving Loan Fund Revenue Bonds, Equitable School Revenue, Social Bonds,

4.00%, 11/1/46	1,500	1,557

Arizona State Transportation Board Excise Tax Revenue Refunding Bonds,

5.00%, 7/1/25	10,000	10,672

Arizona State Transportation Board Highway Revenue Refunding Bonds,

5.00%, 7/1/28	12,000	12,782

Chandler Excise TRB, Prerefunded,

5.00%, 7/1/23(4)	5,000	5,205

Chandler Industrial Development Authority Variable Revenue Bonds (AMT), Intel Corp.,

5.00%, 6/3/24(1) (2) (3)	1,000	1,058

La Paz County IDA Education Facility Lease Revenue Bonds, Harmony Public Schools Project,

4.00%, 2/15/41	425	433

4.00%, 2/15/46	335	340

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Bonds, School Improvement Project of 2011 & 2017,

5.00%, 7/1/35	1,775	2,004

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   224   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Arizona – 2.2% continued

Maricopa County IDA Educational Facilities Revenue Bonds, Creighton University Project, 5.00%, 7/1/47	$1,500	$1,695

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 4.00%, 1/1/36	180	190

Maricopa County Special Health Care District G.O. Unlimited Bonds, 4.00%, 7/1/38	2,500	2,688

Maricopa County Unified School District No. 69 Paradise Valley School Improvement Project 2015 G.O. Unlimited Bonds, Series C, 5.00%, 7/1/26	1,500	1,680

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds, 4.00%, 7/1/44	2,000	2,088

Phoenix Civic Improvement Corp. District Convertible Revenue CABS, Series B, Civic Plaza (NATL Insured), 5.50%, 7/1/38	2,500	3,267

Phoenix Civic Improvement Corp. Wastewater System Junior Lien Revenue Refunding Bonds, 5.00%, 7/1/30	2,000	2,227

Phoenix Civic Improvement Corporation Junior Lien Airport Revenue Bonds, Series B (AMT), 3.25%, 7/1/49	2,000	1,732

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 12/1/35	5,000	5,423

		59,453

Arkansas – 0.2%

Little Rock School District G.O. Limited Refunding Bonds, Series A (AGM Insured State Aid Withholding), 2.00%, 2/1/34	4,000	3,592

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Arkansas – 0.2% continued

Little Rock School District G.O. Unlimited Refunding Bonds, Series A (AGM Insured State Aid Withholding), 2.25%, 2/1/41	$1,485	$1,248

		4,840

California – 9.7%

Bay Area Toll Authority Toll Bridge Revenue Bonds, Prerefunded, 5.00%, 4/1/22(4)	1,145	1,145

Burbank Unified School District G.O. Unlimited Convertible CABS, Series A, Prerefunded, (Step to 5.00% on 8/1/23), 0.00%, 2/1/25(4) (5)	3,500	3,554

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1, 4.00%, 8/1/31(1) (2) (3)	15,000	16,227

California Community Choice Financing Authority Revenue Bonds, Clean Energy Project, Green Bonds, 4.00%, 12/1/27(1) (2) (3)	10,000	10,571

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A, 4.00%, 3/20/33	1,930	2,044

California HFA Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates, 3.50%, 11/20/35	3,450	3,599

California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2021-2, Class A Social Certificates (FHLMC Insured), 3.75%, 3/25/35	4,970	5,316

California Housing Finance Agency Municipal Social Certificates Revenue Bonds, Class A, 3.25%, 8/20/36	1,990	1,990

California State Department of Water Resources Central Valley Project Revenue Bonds, Series BA, Water System, 5.00%, 12/1/32	2,000	2,360

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   225   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

California – 9.7% continued

California State Department of Water Resources Central Valley Project Water System Revenue Bonds, Series AM, Prerefunded, 5.00%, 6/1/23(4)	$1,000	$1,039

California State G.O. Unlimited Bonds, 5.00%, 4/1/29	7,500	8,887

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	80	80

California State G.O. Unlimited Refunding Bonds, 5.00%, 11/1/29	5,000	5,983

California State G.O. Unlimited Various Purpose Refunding Bonds, 5.00%, 10/1/27	6,500	7,487

5.00%, 10/1/29	5,000	5,975

5.00%, 4/1/30	1,500	1,801

5.00%, 4/1/33	15,000	17,456

5.00%, 4/1/33	9,000	9,526

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars Sinai Health System, 4.00%, 8/15/48	1,500	1,596

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series A, CommonSpirit Health, 4.00%, 4/1/36	2,000	2,110

California State Public Works Board Lease Revenue Refunding Bonds, Series C, 8/1/31(6)	2,560	2,994

California State Taxable G.O. Unlimited Bonds, 3.50%, 4/1/28	6,750	6,933

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/22	5,000	5,095

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series C, Election, (Step to 6.63% on 8/1/26), 0.00%, 8/1/35(5)	11,850	13,296

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

California – 9.7% continued

CSCDA Taxable Revenue Refunding Bonds, Green Bonds, 1.46%, 2/1/28	$650	$598

Cupertino Union School District Crossover G.O. Unlimited Refunding Bonds, Series A, Prerefunded, 5.00%, 8/1/23(4)	435	454

Glendale Electric Works Revenue Bonds, 5.00%, 2/1/43	5,000	5,193

Golden State Tobacco Securitization Corp. Tobacco Settlement Taxable Revenue Refunding Bonds, Series A-1, 1.96%, 6/1/25	3,605	3,470

2.16%, 6/1/26	2,000	1,911

Long Beach Harbor Revenue Bonds, Series A, 5.00%, 5/15/37	1,000	1,175

Los Angeles California Department of Airports Subordinate Revenue Bonds, Series C (AMT), 5.00%, 5/15/32	1,000	1,118

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, Prerefunded, 5.00%, 8/1/24(4)	10,000	10,705

5.00%, 8/1/24(4)	1,310	1,402

Los Angeles County TRANS, 4.00%, 6/30/22	10,000	10,075

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.00%, 5/15/35	600	654

Los Angeles Department of Airports Airport Subordinate Taxable Revenue Refunding Bonds, Subseries E, 1.43%, 5/15/27	1,050	959

Los Angeles Department of Airports Revenue Bonds (AMT), Los Angeles International, 5.00%, 5/15/26	2,500	2,581

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   226   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

California – 9.7% continued

Los Angeles Department of Airports Senior Revenue Bonds (AMT), International Private Activity,

5.00%, 5/15/25	$1,550	$1,557

Los Angeles Department of Airports Subordinate Revenue Bonds, Los Angeles International,

5.00%, 5/15/34	4,135	4,281

Los Angeles Department of Airports Subordinate Revenue Bonds, Series C (AMT),

5.00%, 5/15/35	10,000	11,144

Los Angeles Department Of Water & Power Revenue Refunding Bonds, Series B,

5.00%, 7/1/51	10,000	11,662

Los Angeles Department of Water & Power System Revenue Bonds, Series D,

5.00%, 7/1/39	2,500	2,658

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(1) (2) (3)	7,500	7,709

Palomar Community College District G.O. Unlimited Convertible CABS, Election,

(Step to 6.38% on 8/1/30), 0.00%, 8/1/45(5)	6,250	6,136

Riverside Community College District Taxable G.O. Unlimited Refunding Bonds,

1.40%, 8/1/27	1,000	928

Riverside County Transportation Commission Toll Senior Lien Revenue Refunding Bonds, RCTC 91 Express Lanes,

4.00%, 6/1/46	1,250	1,298

Sacramento County Airport System Revenue Refunding Bonds, Series C (AMT),

5.00%, 7/1/35	6,000	6,665

San Diego County Regional Airport Authority Subordinate Revenue Bonds, Series B (AMT),

4.00%, 7/1/51	1,500	1,533

5.00%, 7/1/51	1,750	1,957

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

California – 9.7% continued

San Francisco California City & County Airport Commission International Revenue Refunding Bonds, Series H (AMT),

5.00%, 5/1/27	$5,000	$5,562

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/35	3,500	3,930

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT),

5.00%, 5/1/39	2,355	2,624

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT),

5.00%, 5/1/30	5,000	5,772

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds,

4.00%, 11/1/33	2,500	2,638

San Mateo Union High School District G.O. Unlimited Convertible CABS, Election 2010,

(Step to 6.70% on 9/1/28), 0.00%, 9/1/41(5)	5,000	5,221

Santa Clara Valley Water District COPS, Series C,

5.00%, 6/1/24	650	693

		261,327

Colorado – 2.3%

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding),

5.25%, 12/1/40	4,775	5,399

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), Prerefunded,

5.25%, 12/1/26(4)	225	257

Arvada Sales & Use TRB,

5.00%, 12/1/31	3,000	3,515

Colorado Springs Utilities Revenue Bonds, Series A-4,

5.00%, 11/15/43	6,500	7,483

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   227   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Colorado – 2.3% continued

Colorado State COPS ,Series A,

4.00%, 12/15/36	$10,000	$10,755

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventhealth Obligated Group,

5.00%, 11/15/37	1,000	1,168

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventist Health System Sunbelt,

4.00%, 11/15/41	1,000	1,057

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Series A, Commonspirit Health,

5.00%, 8/1/34	1,000	1,137

5.00%, 8/1/35	2,500	2,841

5.00%, 8/1/35	1,060	1,205

Colorado State School of Mines Institutional Enterprise Revenue Bonds, Series B,

5.00%, 12/1/42	1,000	1,134

Denver City & County Airport System Subordinate Revenue Bonds, Series B,

5.25%, 11/15/28	1,500	1,572

5.25%, 11/15/29	1,740	1,823

Denver City & County Airport System Subordinate Revenue Refunding Bonds (AMT), Series A,

5.00%, 12/1/43	3,000	3,315

Denver City & County Airport System Subordinate Revenue Refunding Bonds, Series B,

5.00%, 12/1/43	5,000	5,634

Denver City & County Dedicated Tax Revenue Bonds, Series A,

4.00%, 8/1/51	1,465	1,563

Denver City & County Dedicated TRB, Series A-1,

5.00%, 8/1/48	2,750	2,991

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL Insured State Aid Withholding),

5.50%, 12/1/22	5,000	5,139

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Colorado – 2.3% continued

La Plata County School District No. 9-R Durango G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 11/1/29	$2,740	$3,268

University of Colorado Enterprise Revenue Bonds, Series A, Prerefunded,

5.00%, 6/1/23(4)	1,000	1,038

		62,294

Connecticut – 0.8%

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure,

5.00%, 9/1/31	1,000	1,063

Connecticut State Special Tax Obligation Revenue Bonds, Series B,

5.00%, 10/1/31	5,000	5,754

5.00%, 10/1/35	5,000	5,703

University of Connecticut Revenue Bonds, Series A,

5.25%, 11/15/47	8,000	9,181

		21,701

Delaware – 0.1%

Delaware State G.O. Unlimited Bonds, Series A,

5.00%, 1/1/29	2,000	2,366

District of Columbia – 1.3%

District of Columbia G.O. Unlimited Bonds, Series C,

5.00%, 6/1/34	2,500	2,653

District of Columbia Water & Sewer Authority Public Utility Subordinate Lien Revenue Refunding Bonds, Series C, Prerefunded,

5.00%, 10/1/24(4)	5,000	5,368

Metropolitan Airports Authority Dulles Toll Road Revenue Refunding Bonds, Dulles Metrorail & Capital (AGM Insured),

2.75%, 10/1/53	5,000	4,123

Metropolitan Washington Airports Authority System Revenue Refunding Bonds (AMT),

5.00%, 10/1/26	2,500	2,758

5.00%, 10/1/30	2,630	2,950

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   228   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

District Of Columbia – 1.3% continued

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/28	$3,000	$3,121

5.00%, 10/1/28	2,510	2,550

5.00%, 10/1/30	2,500	2,899

5.00%, 10/1/43	2,000	2,209

Washington Metropolitan Area Transit Authority Gross Revenue Bonds,

5.00%, 7/1/38	3,000	3,377

5.00%, 7/1/43	2,000	2,239

		34,247

Florida – 4.7%

Broward County Airport System Revenue Bonds (AMT),

5.00%, 10/1/37	1,500	1,662

Broward County Airport System Revenue Bonds, Series A (AMT),

5.00%, 10/1/30	2,000	2,284

Broward County Airport System Revenue Bonds, Series C, Prerefunded,

5.25%, 10/1/23(4)	6,185	6,500

Broward County Airport System Revenue Bonds, Series Q-1, Prerefunded,

5.00%, 10/1/22(4)	1,295	1,319

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), Unrefunded Balance,

5.00%, 9/1/24	330	331

5.00%, 9/1/25	330	331

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), Unrefunded Balance,

5.00%, 9/1/23	835	837

Broward County School District G.O. Unlimited Bonds,

5.00%, 7/1/35	6,180	7,146

Central Florida Expressway Authority Senior Lien Revenue Refunding Bonds, Series B,

4.00%, 7/1/35	6,500	6,830

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Florida – 4.7% continued

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project,

5.00%, 4/1/48	$2,000	$2,225

Florida Municipal Power Agency Revenue Refunding Bonds, Series A, St. Lucie Project,

10/1/30(6)	1,100	1,255

Florida State Atlantic University Finance Corp. Capital Improvement Revenue Refunding Bonds, Series A,

5.00%, 7/1/27	2,000	2,262

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series E,

5.00%, 6/1/26	2,095	2,292

Florida State Board of Education Public Education G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/28	5,000	5,836

Florida State Department Transportation G.O. Unlimited Refunding Bonds,

3.00%, 7/1/30	5,000	5,024

Florida State Municipal Power Agency Revenue Refunding Bonds, Series A,

5.00%, 10/1/31	1,000	1,113

Florida State Turnpike Authority Revenue Bonds, Series C, Department of Transportation,

4.50%, 7/1/43	5,000	5,140

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport,

5.00%, 10/1/44	2,500	2,624

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, Prerefunded,

5.00%, 10/1/24(4)	4,000	4,290

Hillsborough County IDA Hospital Revenue Bonds, Series A, Tampa General Hospital Project,

4.00%, 8/1/45	3,000	3,079

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   229   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Florida – 4.7% continued

Jacksonville Sales Tax Revenue Refunding Bonds,

5.00%, 10/1/30	$5,500	$5,586

Lakeland Energy System Revenue Bonds,

5.00%, 10/1/48	5,000	6,447

Lee County Airport Revenue Bonds, Series B (AMT),

5.00%, 10/1/31	1,840	2,148

4.00%, 10/1/51	2,500	2,556

Lee County School Board Refunding COPS,

5.00%, 8/1/22	800	810

Miami Beach Health Facilities Authority Mt. Sinai Medical Center of Florida Revenue Bonds,

4.00%, 11/15/46	2,000	2,053

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/27	1,320	1,397

Miami-Dade County Aviation Revenue Refunding Bonds, Series B,

5.00%, 10/1/37	650	685

Miami-Dade County Housing Finance Authority Multifamily Housing Variable Revenue Bonds, Platform 3750 II LLC,

0.25%, 8/1/23(1) (2) (3)	2,500	2,431

Miami-Dade County School Board COPS, Series A, Prerefunded,

5.00%, 5/1/23(4)	5,000	5,166

Miami-Dade County Seaport Revenue Refunding Bonds, Subseries A-1 (AGM Insured) (AMT),

4.00%, 10/1/45	2,325	2,402

Miami-Dade County Seaport Revenue Refunding Bonds, Subseries A-2 (AGM Insured),

3.00%, 10/1/50	11,430	10,569

Miami-Dade County Special Obligation Subordinate Taxable Revenue Refunding Bonds, Series 2,

1.15%, 10/1/25	500	470

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Florida – 4.7% continued

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured),

5.25%, 10/1/22	$2,500	$2,549

Orange County HFA Multifamily Variable Revenue Bonds, Dunwoodie Place Apartments,

0.20%, 9/1/23(1) (2) (3)	2,200	2,133

Orlando Utilities Commission Utility System Revenue Bonds, Series B,

1.25%, 10/1/28(1) (2) (3)	1,000	948

Pasco County School Board COPS, Series A (BAM Insured),

5.00%, 8/1/43	5,000	5,673

Reedy Creek Improvement District G.O. Limited Bonds, Series A, Prerefunded,

5.25%, 6/1/23(4)	5,000	5,204

5.25%, 6/1/23(4)	5,000	5,204

		126,811

Georgia – 4.2%

Atlanta Airport Passenger Facility Charge Subordinate Revenue Bonds,

5.00%, 7/1/37	5,000	5,755

Burke County Development Authority Pollution Control Revenue Bonds, Go Power Company Plant Vogtle Project-FIF,

2.20%, 10/1/32	650	616

Columbus Sales Tax Revenue G.O Unlimited Bonds,

5.00%, 1/1/29	5,000	5,878

Downtown Savannah Authority Revenue Bonds, Chatham County Judicial Complex,

5.00%, 6/1/32	1,250	1,390

Forsyth County School District Taxable G.O. Unlimited Refunding Bonds,

1.21%, 2/1/25	1,500	1,443

Gainesville & Hall County Hospital Authority Revenue Anticipation Certificates, Northeast Georgia Health System, Inc. Project,

2.50%, 2/15/51	7,500	5,614

3.00%, 2/15/51	5,000	4,263

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   230   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Georgia – 4.2% continued

Georgia State G.O. Unlimited Bonds, Series A,

5.00%, 7/1/31	$10,965	$12,791

4.00%, 7/1/36	5,000	5,431

Georgia State G.O. Unlimited Refunding Bonds, Series F,

5.00%, 1/1/28	5,745	6,520

Georgia State Housing & Finance Authority Revenue Bonds, Series B,

3.25%, 12/1/49	2,500	2,422

Georgia State Ports Authority Revenue Bonds,

2.63%, 7/1/51	1,000	790

Gwinnett County School District G.O. Unlimited Bonds,

5.00%, 2/1/40	2,500	2,911

Gwinnett County School District G.O. Unlimited Bonds, Series A,

1.75%, 8/1/25	9,700	9,469

Main Street Natural Gas Inc., Gas Supply Revenue Bonds, Series A,

4.00%, 9/1/27(1) (2) (3)	15,000	15,891

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A,

4.00%, 9/1/23(1) (2) (3)	14,500	14,897

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C,

4.00%, 12/1/23(1) (2) (3)	9,755	10,052

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project,

5.50%, 7/1/60	2,500	2,721

Paulding County Hospital Authority Revenue Refunding Bonds, Wellstar Health System, Inc.,

5.00%, 4/1/43	1,500	1,714

Walton Industrial Building Authority Revenue Bonds, Walton County Jail Facility Project,

4.00%, 2/1/52	2,500	2,679

		113,247

Hawaii – 1.4%

Hawaii State Airports System Revenue Bonds, Series A (AMT),

5.00%, 7/1/28	1,025	1,158

5.00%, 7/1/30	1,250	1,403

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Hawaii – 1.4% continued

5.00%, 7/1/43	$5,000	$5,495

Hawaii State G.O. Unlimited Refunding Bonds, Series EP, Prerefunded,

5.00%, 8/1/24(4)	10,000	10,703

Honolulu City & County G.O. Unlimited Bonds, Series A,

5.00%, 10/1/35	4,825	5,267

Honolulu City & County Wastewater System Revenue Refunding Bonds, Senior Series B, First Bond Resolution,

5.00%, 7/1/27	11,755	12,827

		36,853

Illinois – 3.4%

Champaign County Community Unit School District No. 4 G.O. Unlimited Bonds, Series A,

5.00%, 1/1/32	2,300	2,654

Chicago Midway Airport Second Lien Revenue Refunding Bonds, Series A (AMT),

5.50%, 1/1/30	2,025	2,072

Chicago Midway Airport Second Lien Revenue Refunding Bonds, Series B,

5.25%, 1/1/34	2,500	2,557

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B,

5.00%, 1/1/29	5,000	5,348

Chicago O’Hare International Airport Senior Lien General Revenue Bonds, Series C (AMT),

5.25%, 1/1/27	500	512

Chicago Transit Authority Sales Tax Receipts Revenue Refunding Bonds, Series A,

5.00%, 12/1/52	3,250	3,659

Cook County Community Consolidated School District No. 34 G.O. Unlimited Bonds, Series A,

2.00%, 12/1/38	5,000	4,091

Cook County Sales Tax Revenue Refunding Bonds,

5.00%, 11/15/33	5,000	5,703

5.25%, 11/15/35	5,000	5,780

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   231   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Illinois – 3.4% continued

Cook Kane Lake & Mchenry Counties Community College District No. 512 G.O. Unlimited Bonds,

4.00%, 12/15/30	$5,000	$5,487

Dupage County Forest Preserve District G.O. Unlimited Refunding Bonds,

5.00%, 1/1/23	1,000	1,027

Illinois State Finance Authority Academic Facilities Lease Revenue Bonds, University of Illinois at Urbana-Champaign,

5.00%, 10/1/44	1,030	1,173

Illinois State Finance Authority Revenue Bonds, Township High School District,

4.00%, 12/1/32	1,940	2,130

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare,

4.25%, 1/1/44	5,000	5,330

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center,

5.00%, 11/15/38	1,955	2,093

Illinois State Finance Authority Variable Revenue Bonds, Series B, The Carle Foundation,

5.00%, 8/15/31(1) (2) (3)	3,850	4,589

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A,

4.00%, 2/1/33	7,000	7,326

Illinois State Toll Highway Authority Revenue Bonds, Series A,

5.00%, 1/1/46	2,500	2,892

Illinois State Toll Highway Authority Senior Lien Revenue Bonds, Series A,

5.00%, 1/1/45	3,000	3,429

Illinois State Toll Highway Authority Senior Revenue Bonds, Series B,

5.00%, 1/1/33	1,720	1,900

5.00%, 1/1/41	3,000	3,280

Joliet Waterworks & Sewage Senior Lien Revenue BANS,

1/1/24(6)	2,265	2,366

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Illinois – 3.4% continued

Lake Cook Kane & Mchenry County Community Unit School District No. 220 G.O. Unlimited Bonds, Barrington,

5.00%, 12/1/30	$3,835	$4,629

Lake County Community Consolidated School District No. 41 Lake Villa G.O. Unlimited Bonds (BAM Insured),

4.00%, 11/1/31	1,000	1,102

Lake County Community Consolidated School District No. 73 Hawthorn G.O. Unlimited Bonds,

2.25%, 1/1/40	2,245	1,907

Lake County Forest Preservation District G.O. Unlimited Refunding Bonds,

2.00%, 12/15/31	4,765	4,434

University of Illinois Revenues Auxiliary Facilities System Revenue Bonds, Series A,

5.00%, 4/1/33	1,885	1,980

Will, Grundy, Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, Prerefunded,

5.25%, 12/1/23(4)	2,500	2,642

		92,092

Indiana – 1.5%

Carmel Clay School Building Corp. First Mortgage Revenue Bonds (State Intercept Program),

4.00%, 1/15/30	2,180	2,431

Fishers Sewage Works Revenue Bonds (BAM Insured),

4.00%, 7/1/47	1,450	1,570

Indiana Finance Authority Wastewater Utility First Lien Revenue Bonds, Series A, CWA Authority,

4.25%, 10/1/44	10,000	10,389

Indiana State Finance Authority Hospital Revenue Refunding Bonds, Series A, University Health Obligated Group,

5.00%, 12/1/40	4,000	4,336

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   232   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Indiana – 1.5% continued

Indiana State Finance Authority Revenue Refunding Bonds, Series A, Stadium Project,

5.00%, 2/1/30	$3,000	$3,543

Indiana State Finance Authority Revenue Refunding Bonds, State Revolving, Green Bonds,

5.00%, 2/1/30	5,000	5,972

Indiana State Health & Educational Facilities Financing Authority Ascension Senior Credit Group Revenue Refunding Bonds,

4.00%, 11/15/46	2,500	2,590

Indiana State University Revenue Bonds, Series S, Student Fee,

4.00%, 10/1/37	1,855	1,986

Logansport Renovation School Building Corp. First Mortgage Revenue Bonds (State Intercept Program),

5.00%, 7/15/27	1,025	1,166

5.00%, 7/15/30	1,190	1,395

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured),

5.50%, 1/10/24	920	952

Vinton-Tecumseh School Building Corp. Revenue Bonds (State Intercept Program),

5.00%, 1/15/30	1,125	1,323

5.00%, 7/15/30	1,150	1,362

		39,015

Iowa – 0.2%

Cedar Rapids Community School District Infrastructure Sales Services Revenue Refunding Bonds, Series B,

5.00%, 7/1/22	1,900	1,918

Pefa Inc., Iowa Gas Project Revenue Bonds,

5.00%, 9/1/26(1) (2) (3)	2,500	2,702

		4,620

Kansas – 0.9%

Johnson County Unified School District No. 512 Shawnee Mission G.O. Unlimited Refunding Bonds, Series A,

4.00%, 10/1/22	5,000	5,069

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Kansas – 0.9% continued

Leawood G.O. Unlimited Temporary Notes,

1.50%, 9/1/22	$15,000	$15,011

Manhattan G.O. Unlimited Temporary Notes, Series 2021-01,

0.20%, 6/15/24	4,890	4,634

		24,714

Kentucky – 3.6%

Campbell & Kenton Counties Sanitation District No. 1 Revenue Bonds, Series A,

2.50%, 8/1/51	5,000	3,880

Carroll County Environmental Facilities Revenue Refunding Bonds (AMT), Kentucky Utilities Company,

2.00%, 2/1/32	5,250	4,635

Fayette County School District Finance Corp. Revenue Bonds, Series A (State Intercept Program),

4.00%, 5/1/38	5,000	5,260

Jefferson County School District Finance Corp. School Building Revenue Bonds, Series A (State Intercept Program),

4.00%, 6/1/31	3,935	4,200

Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series A, Commonspirit Health,

5.00%, 8/1/34	750	853

5.00%, 8/1/35	550	625

5.00%, 8/1/36	750	852

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A-1,

4.00%, 8/1/30	6,175	6,641

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series C-1, Gas Supply,

4.00%, 6/1/25(1) (2) (3)	15,000	15,565

Kentucky State Public Energy Authority Gas Supply Variable Revenue Bonds, Series C, Gas Supply,

4.00%, 2/1/28(1) (2) (3)	10,000	10,568

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   233   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Kentucky – 3.6% continued

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply,

4.00%, 1/1/25(1) (2) (3)	$26,725	$27,726

Louisville & Jefferson County Metro Government Pollution Control Revenue Refunding Bonds (AMT), Gas & Electric,

1.35%, 11/1/27	2,500	2,275

Louisville & Jefferson County Metro Government Pollution Control Revenue Refunding Bonds, Gas & Electric,

2.00%, 10/1/33	14,500	12,662

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Refunding Bonds, Series B,

5.00%, 5/15/24	500	532

Trimble County Pollution Control Variable Revenue Refunding Bonds (AMT), Louisville Gas and Electric Co.,

1.30%, 9/1/27(1) (2) (3)	1,000	915

		97,189

Louisiana – 1.8%

East Baton Rouge Parish Sewerage Commission Variable Revenue Refunding Bonds, Series A,

1.30%, 2/1/28(1) (2) (3)	2,500	2,336

Lake Charles Harbor & Terminal District Variable Revenue Bonds (AMT), Big Lake Fuels,

1.00%, 12/1/24(1) (2) (3)	7,000	6,774

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project,

2.50%, 4/1/36	7,500	6,549

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic Foundation Project,

5.00%, 5/15/28	400	459

5.00%, 5/15/30	700	827

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Louisiana – 1.8% continued

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance,

5.00%, 5/15/47	$2,925	$3,178

Louisiana State G.O. Unlimited Bonds,

4.00%, 5/1/32	2,500	2,616

Louisiana State G.O. Unlimited Bonds, Series A, Prerefunded,

4.00%, 5/15/23(4)	6,500	6,671

Louisiana State Gas & Fuels Revenue Refunding Bonds, Series A-1,

4.00%, 5/1/32	5,000	5,011

Louisiana State Gas & Fuels Tax Second Lien Revenue Refunding Bonds, Series C,

5.00%, 5/1/45	4,000	4,414

Louisiana State Highway Improvement Revenue Bonds, Series A, Prerefunded,

5.00%, 6/15/24(4)	5,390	5,751

Louisiana State Highway Improvement Revenue Taxable Refunding Bonds, Series A,

0.90%, 6/15/26	500	458

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Series A, Woman’s Hospital Foundation Project,

5.00%, 10/1/30	1,505	1,697

Saint John The Baptist Parish Revenue Refunding Bonds, Marathon Oil Corp. Project,

2.20%, 7/1/26(1) (2) (3)	1,000	967

		47,708

Maine – 0.2%

Maine State Housing Authority Energy Housing & Economic Revenue Fund Revenue Refunding Bonds, Series 1,

5.00%, 6/15/35	3,730	4,406

Maryland – 3.0%

Anne Arundel County Consolidated General Improvements G.O. Limited Bonds,

5.00%, 10/1/31	1,455	1,729

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   234   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Maryland – 3.0% continued

Howard County G.O. Unlimited Refunding Bonds, Series D,

5.00%, 2/15/30	$2,500	$2,891

5.00%, 2/15/31	10,000	11,536

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Series 2,

5.00%, 8/1/30	10,000	11,652

Maryland State And Local Facilities Loan G.O. Unlimited Bonds, Group

2, 5.00%, 8/1/32	10,000	12,068

Maryland State Department of Transportation Consolidated Revenue Bonds, Series A,

3.00%, 10/1/31	10,000	10,318

3.00%, 10/1/32	5,000	5,140

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds,

2.50%, 10/1/33	5,000	4,986

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, Second Issue,

5.00%, 10/1/27	10,000	11,249

Maryland State Forward Delivery G.O. Unlimited Refunding Bonds, Series D, 8/1/27(6)	3,000	3,132

Saint Mary’s County G.O. Unlimited Bonds,

5.00%, 8/1/24	500	535

Washington Suburban Sanitary District Consolidated Public Improvement G.O. Unlimited Revenue Bonds, Second Series (County Gtd.),

5.00%, 6/1/37	5,000	5,549

		80,785

Massachusetts – 2.4%

Boston G.O. Unlimited Bonds, Series A,

5.00%, 3/1/36	1,000	1,170

Boston Water & Sewer Commission Senior Lien General Revenue Refunding Bonds, Series A, Prerefunded,

3.50%, 11/1/22(4)	4,030	4,082

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Massachusetts – 2.4% continued

Clean Water Trust Revenue Bonds, Series 23A, Green Bond,

5.00%, 2/1/30	$1,830	$2,197

Lawrence G.O. Limited Bonds (State Aid Withholding),

3.00%, 2/1/49	6,790	6,079

Lincoln School G.O. Unlimited Bonds,

3.50%, 3/1/44	2,000	2,020

Massachusetts G.O. Limited Refunding Bonds, Series A (AMBAC Insured),

5.50%, 8/1/30	1,200	1,472

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding CABS, Series A,

0.00%, 7/1/29(7)	3,000	2,490

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Northeastern University, Series A,

5.00%, 10/1/32	1,715	2,054

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Partners Healthcare System,

5.00%, 7/1/29	1,625	1,859

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A-2,

5.00%, 7/1/39	1,500	1,746

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Suffolk University,

5.00%, 7/1/29	500	559

Massachusetts State G.O. Limited Bonds, Series B,

3.00%, 2/1/45	5,000	4,672

Massachusetts State G.O. Limited Bonds, Series C,

5.00%, 9/1/29	2,000	2,379

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Mass Institute Technology,

5.50%, 7/1/32	785	1,007

Massachusetts State Port Authority Revenue Bonds, Series C (AMT),

5.00%, 7/1/30	3,000	3,427

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   235   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Massachusetts – 2.4% continued

Massachusetts State School Building Authority Senior Lien Sales TRB, Series B,

5.00%, 11/15/39	$5,000	$5,542

Massachusetts State Special Obligation Dedicated Revenue Refunding Bonds, (NATL Insured),

5.50%, 1/1/34	2,500	3,098

Massachusetts State Water Resources Authority General Revenue Bonds, Series B,

5.00%, 8/1/43	5,000	5,710

Quincy G.O. Limited BANS,

1.00%, 6/10/22	5,000	5,001

University of Massachusetts Building Authority Project Revenue Bonds, Senior-Series 1, Prerefunded,

4.00%, 11/1/22(4)	7,500	7,619

		64,183

Michigan – 1.9%

Battle Creek School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured),

5.00%, 5/1/27	1,540	1,717

Chippewa Valley Schools G.O. Unlimited Refunding Bonds, Series A, (Q-SBLF Insured),

5.00%, 5/1/27	400	442

Grosse Pointe Public School System G.O. Unlimited Bonds,

3.00%, 5/1/34	1,815	1,803

Holt Public Schools G.O. Unlimited Bonds, Series I (Q-SBLF Insured),

3.00%, 5/1/34	1,175	1,162

Mason Public Schools District G.O. Unlimited Bonds (Q-SBLF Insured),

5.00%, 5/1/22	1,100	1,103

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A,

5.00%, 10/15/29	5,000	5,234

Michigan State Finance Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, Prerefunded,

5.00%, 10/1/22(4)	3,970	4,044

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Michigan – 1.9% continued

Michigan State Finance Authority Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Prerefunded,

5.00%, 12/1/22(4)	$1,000	$1,024

Michigan State Finance Authority Limited Obligation Revenue Refunding Bonds, Lawrence Technology University,

4.00%, 2/1/42	745	748

Michigan State Finance Authority Variable Revenue Refunding Bonds, Mclaren Healthcare,

1.20%, 4/13/28(1) (2) (3)	1,250	1,134

Michigan State G.O. Unlimited Refunding Bonds, Series A, Environmental Program,

1.00%, 12/1/25	1,000	960

Michigan State Strategic Fund Ltd. Obligation Taxable Revenue Bonds, Flint Water Advocacy,

1.12%, 9/1/25	1,900	1,790

Michigan State Trunk Line Fund Revenue Bonds,

4.00%, 11/15/46	6,000	6,439

Michigan State Trunk Line Revenue Bonds, Rebuilding Michigan Program,

5.00%, 11/15/29	5,000	5,960

University of Michigan Taxable Revenue Refunding Bonds, Series B,

1.37%, 4/1/27	1,000	928

Walled Lake Consolidated School District G.O. Unlimited Bonds (Q-SBLF Insured),

5.00%, 5/1/50	1,635	1,883

Wayne County Airport Authority Revenue Bonds, Series D,

5.00%, 12/1/34	3,400	3,720

Wayne County Airport Authority Revenue Bonds, Series D (AGM Insured),

5.00%, 12/1/32	9,690	10,656

		50,747

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   236   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Minnesota – 0.7%

Minnesota Municipal Gas Agency Commodity Supply Revenue Bonds, Series A,

4.00%, 12/1/27(1) (2) (3)	$5,000	$5,334

Minnesota State G.O. Unlimited Bonds, Series A,

5.00%, 8/1/38	1,500	1,741

Minnesota State G.O. Unlimited Bonds, Series A, Bidding Group 1,

5.00%, 9/1/29	3,500	4,179

5.00%, 9/1/30	5,000	6,068

Minnesota State Municipal Power Agency Electric Revenue Refunding Bonds, Series A,

5.00%, 10/1/29	1,000	1,072

Minnesota State Various Purpose G.O. Unlimited Bonds, Prerefunded,

5.00%, 8/1/22(4)	245	248

		18,642

Mississippi – 0.2%

Mississippi State Business Finance Corp. Revenue Bonds, System Energy Resources, Inc. Project,

2.38%, 6/1/44	1,000	774

Mississippi State G.O. Unlimited Bonds, Series A, Prerefunded,

5.00%, 11/1/26(4)	3,500	3,957

		4,731

Missouri – 1.2%

Curators of the University of Missouri System Facilities Revenue Bonds, Series B,

5.00%, 11/1/30	10,015	12,177

Kansas City Missouri Sanitary Sewer System Revenue Refunding Bonds, Series B,

5.00%, 1/1/31	1,700	2,056

Kansas City Sanitation Sewer System Revenue Bonds, Subseries A,

4.00%, 1/1/42	3,000	3,279

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series A,

5.00%, 5/1/30	5,000	5,687

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Missouri – 1.2% continued

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series B,

5.00%, 1/1/26	$1,480	$1,625

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution State Revolving Funds Revenue Refunding Bonds, Escrowed to Maturity,

5.00%, 7/1/23	125	130

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, Mercy Health,

5.00%, 6/1/30	2,500	2,886

Platte County School District No. 3 G.O. Unlimited Bonds,

5.25%, 3/1/34	2,710	3,355

Wentzville School District No. R-4 G.O. Unlimited Refunding CABS, Missouri Direct Deposit Program (State Aid Direct Deposit Program),

0.00%, 3/1/27(7)	2,100	1,844

		33,039

Nebraska – 0.6%

Lancaster County School District No. 1 G.O. Unlimited Refunding Bonds,

5.00%, 1/15/27	3,760	4,119

Omaha Public Power District Electric Revenue Refunding Bonds, Series A,

4.00%, 2/1/42	5,000	5,386

Omaha Public Power District Electric Revenue Bonds, Series A,

5.00%, 2/1/30	4,740	5,566

		15,071

Nevada – 1.2%

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2,

4.25%, 7/1/34	2,500	2,604

Clark County School District Building G.O. Limited Bonds, Series B (AGM, CR Insured),

5.00%, 6/15/31	6,000	7,001

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   237   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Nevada – 1.2% continued

Clark County School District G.O. Limited Bonds, Series B (AGM Insured),

5.00%, 6/15/31	$1,000	$1,176

Clark County School District G.O. Limited Bonds, Various Purpose-Medium Term Project,

3.00%, 6/15/26	1,265	1,266

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Series C,

4.00%, 6/1/34	10,850	12,178

Washoe County School District G.O. Limited Bonds, Series C, School Improvement Bonds (AGM Insured),

3.25%, 10/1/42	6,500	6,575

		30,800

New Hampshire – 0.1%

Nashua G.O. Unlimited Refunding Bonds,

4.00%, 9/1/32	1,895	2,130

New Jersey – 1.3%

Bergen County G.O. Unlimited BANS, Series A,

1.00%, 6/9/22	10,000	10,000

Jersey City G.O. Unlimited BANS, Series F,

2.00%, 12/1/22	10,000	10,039

Monmouth County General Improvement G.O. Unlimited Bonds, Series A,

5.00%, 1/15/25	7,275	7,878

New Jersey State EDA Revenue School Facilities Construction Revenue Bonds,

5.00%, 6/15/28	1,440	1,618

5.00%, 6/15/34	500	562

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program,

5.00%, 6/15/34	1,000	1,113

5.25%, 6/15/43	2,500	2,784

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

New Jersey – 1.3% continued

New Jersey State Transportation Trust Fund Authority Revenue Refunding Bonds, Series A, Transportation System,

5.00%, 12/15/27	$1,500	$1,682

		35,676

New Mexico – 0.1%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Senior Lien Revenue Bonds,

4.00%, 7/1/31	1,300	1,441

Central New Mexico Community College G.O. Limited Bonds, Series A,

4.00%, 8/15/28	2,100	2,300

		3,741

New York – 16.9%

Colonie G.O. Unlimited BANS,

2.00%, 3/10/23	5,000	5,016

Monroe County Industrial Development Corp. Revenue Refunding Bonds, Series B, University of Rochester Project,

5.00%, 7/1/26	2,500	2,781

New York City Housing Development Corp. MFH Adjustable Revenue Bonds, Sustainable Development,

1.13%, 11/1/24(1) (2) (3)	1,000	971

New York City Housing Development Corp. MFH Revenue Bonds, Series B1B,

3.88%, 11/1/28	4,060	4,089

New York City Housing Development Corp. MFH Revenue Refunding Bonds, Sustainable Neighborhood Bonds (FNMA Insured),

2.95%, 2/1/26(1) (2) (3)	4,000	4,073

New York City Housing Development Corp. Multi-Family Housing Sustainable Development Revenue Bonds,

2.75%, 11/1/33	2,870	2,717

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   238   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

New York – 16.9% continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Fiscal 2014,

5.00%, 6/15/46	$5,000	$5,178

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Series BB,

5.00%, 6/15/49	3,865	4,400

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series AA-1,

4.00%, 6/15/51	2,500	2,640

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series CC-1,

4.00%, 6/15/52	2,500	2,645

5.00%, 6/15/52	5,480	6,288

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Second General Resolution,

3.50%, 6/15/42	1,000	1,000

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series DD-2 Block 5,

5.00%, 6/15/40	5,000	5,674

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE,

5.00%, 6/15/29	3,500	3,851

5.25%, 6/15/36	2,500	2,865

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG,

5.00%, 6/15/31	4,765	5,177

5.00%, 6/15/39	8,000	8,653

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Sub-Series EE,

4.00%, 6/15/45	10,000	10,667

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

New York – 16.9% continued

New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Revenue Bonds, Series GG,

5.00%, 6/15/50	$5,000	$5,647

New York City Municipal Water Finance Authority Water & Sewer System Subordinate Revenue Refunding Bonds, Second General Resolution,

4.00%, 6/15/50	2,050	2,162

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding),

5.00%, 7/15/43	3,000	3,408

New York City Transitional Finance Authority Building Aid Revenue Refunding Bonds, Series S-3 Subseries S-3A (State Aid Withholding),

5.00%, 7/15/36	5,000	5,731

5.00%, 7/15/37	10,000	11,450

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Fiscal 2015,

5.00%, 8/1/32	2,500	2,663

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E-1,

5.00%, 2/1/31	5,000	5,010

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds,

5.00%, 2/1/30	5,000	5,010

5.00%, 8/1/40	2,000	2,255

5.00%, 8/1/42	1,500	1,685

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds,

5.00%, 11/1/30	2,500	2,990

New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds, Series C Subseries C-1,

4.00%, 5/1/46	2,500	2,595

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 239 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

New York – 16.9% continued

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series B-1,

4.00%, 8/1/45	$5,000	$5,211

2.50%, 8/1/48	2,500	1,927

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series C-3,

5.00%, 5/1/41	5,000	5,606

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series E-1,

4.00%, 2/1/43	270	282

4.00%, 2/1/46	2,500	2,597

4.00%, 2/1/49	12,500	12,947

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series F-1,

5.00%, 2/1/47	1,000	1,147

New York City Transitional Finance Authority Subordinate Taxable Revenue Bonds, Series B-2,

1.55%, 8/1/28	5,000	4,501

New York G.O. Unlimited Bonds, Series A-1,

5.00%, 8/1/47	5,000	5,760

3.00%, 8/1/50	3,500	3,100

4.00%, 8/1/50	7,500	7,819

New York G.O. Unlimited Bonds, Series D, Subseries D1,

5.00%, 12/1/39	10,000	11,344

New York G.O. Unlimited Bonds, Series E, Unrefunded Balance,

5.00%, 11/1/25	5	5

New York G.O. Unlimited Bonds, Series E-1,

5.25%, 3/1/34	2,750	3,170

5.00%, 3/1/37	3,700	4,159

4.00%, 3/1/41	5,000	5,317

4.00%, 3/1/42	5,000	5,310

New York G.O. Unlimited Bonds, Series H,

5.00%, 8/1/30	5,000	5,207

New York G.O. Unlimited Bonds, Subseries F-1,

5.00%, 4/1/36	1,150	1,297

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

New York – 16.9% continued

5.00%, 4/1/43	$2,000	$2,233

New York G.O. Unlimited Refunding Bonds, Series E,

5.00%, 8/1/28	1,045	1,165

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Unrefunded Balance,

5.25%, 10/1/23	170	170

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A,

5.00%, 7/1/36	2,500	2,898

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C,

5.00%, 10/1/31	665	780

5.00%, 10/8/32	575	674

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, School Districts Financing Program (AGM Insured State Aid Withholding),

5.00%, 10/1/22	1,585	1,614

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series C, Rockefeller,

4.00%, 7/1/49	1,000	1,056

New York State Dormitory Authority Non State Supported Debt Taxable Revenue Refunding Bonds, New York University,

1.64%, 7/1/26	1,560	1,462

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A,

4.00%, 3/15/49	10,000	10,447

3.50%, 3/15/52	15,000	14,733

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, Education (AMBAC Insured),

5.50%, 3/15/30	7,040	8,616

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   240   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

New York – 16.9% continued

New York State Dormitory Authority Sales Tax Revenue Refunding Bonds, Series E, Group 3,

5.00%, 3/15/42	$5,000	$5,676

New York State Dormitory Authority Sales TRB, Series A, Group B,

5.00%, 3/15/28	1,910	2,138

New York State Dormitory Authority Sales TRB, Series A, Group C,

5.00%, 3/15/44	3,755	4,171

New York State Dormitory Authority Sales TRB, Series A, Prerefunded,

5.00%, 3/15/23(4)	10,000	10,326

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds,

3.00%, 3/15/51	9,250	8,275

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A,

5.25%, 3/15/39	2,000	2,313

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, Group 5,

4.00%, 3/15/47	5,000	5,200

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E,

3.25%, 3/15/36	3,000	3,033

New York State Dormitory Authority State Personal Income Tax Taxable Revenue Refunding Bonds, Series F,

3.03%, 2/15/33	2,500	2,358

New York State Dormitory Authority State Personal Income TRB, Series A, Unrefunded Balance,

5.00%, 2/15/43	2,000	2,200

New York State Dormitory Authority State Personal Income TRB, Series B,

5.00%, 3/15/33	1,490	1,491

New York State Dormitory Authority State Supported Debt Department of Health Revenue Refunding Bonds, Series A,

5.00%, 7/1/23	645	671

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

New York – 16.9% continued

New York State HFA Revenue Bonds, Series F,

1.10%, 11/1/26	$1,500	$1,426

New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series K-2 (SonyMA Insured),

1.00%, 11/1/26(1) (2) (3)	5,250	4,920

New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series M-2 (SonyMa, FHA Insured),

0.75%, 11/1/25	3,000	2,866

New York State Housing Finance Agency Affordable Housing Variable Climate Bond Certified Revenue Bonds (SonyMa Insured),

0.65%, 11/1/25(1) (2) (3)	2,500	2,325

New York State Housing Finance Agency Affordable Housing Variable Sustainability Revenue Bonds, Series J (SonyMA Insured),

1.10%, 5/1/27(1) (2) (3)	8,000	7,448

New York State Housing Finance Agency Sustainability Revenue Bonds, Series K,

1.45%, 5/1/23	5,000	4,986

New York State Mortgage Agency Homeowner Mortgage Revenue Refunding Bonds, Series 220,

2.60%, 10/1/39	3,300	2,960

New York State Mortgage Agency Homeowner Revenue Bonds, Series 242, Social Bonds (SonyMA Insured),

3.25%, 10/1/47	5,000	4,670

New York State Mortgage Agency Homeowner Revenue Bonds, Series 244, Social Bonds (SonyMA Insured),

2.75%, 4/1/35	3,150	2,913

New York State Mortgage Agency Homeowner Revenue Refunding Bonds, Series 233, Social Bonds,

2.05%, 4/1/33	3,000	2,683

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   241   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

New York – 16.9% continued

New York State Thruway Authority Personal Income Tax Revenue Refunding Bonds, Series A-1, Group 3,

4.00%, 3/15/46	$3,150	$3,321

3.00%, 3/15/48	5,000	4,512

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds (AMT), Terminal 4 John F. Kennedy International Airport,

5.00%, 12/1/30	350	391

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport,

5.00%, 12/1/31	550	621

New York State Urban Development Corp. General Purpose Personal Income TRB,

5.00%, 3/15/37	5,000	5,644

5.00%, 3/15/40	2,500	2,802

New York State Urban Development Corp. Personal Income TRB, Series A-1,

5.00%, 3/15/43	1,500	1,542

New York State Urban Development Corp. Personal Income TRB, Series E,

5.00%, 3/15/25	1,550	1,599

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax,

3.00%, 3/15/48	5,000	4,503

New York State Urban Development Corp. Sales Tax Revenue Refunding Bonds, Bidding Group 4, Series A,

2.63%, 3/15/51	2,500	2,007

New York State Urban Development Corp. Sales Tax Taxable Revenue Refunding Bonds, Bidding Group 1, Series B,

1.31%, 3/15/26	10,000	9,313

New York State Urban Development Corp. Taxable General Personal Income TRB,

3.90%, 3/15/33	5,000	5,148

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

New York – 16.9% continued

New York Taxable G.O. Unlimited Refunding Bonds, Series D, Fiscal 2021,

1.40%, 8/1/27	$5,000	$4,588

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 185 (AMT),

5.00%, 9/1/26	1,130	1,200

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT),

5.00%, 9/15/28	2,000	2,281

5.00%, 9/15/29	5,000	5,671

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 227 (AMT),

2.00%, 10/1/34	1,500	1,264

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 277 (AMT),

2.00%, 10/1/32	12,550	10,955

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015,

5.00%, 10/15/22	1,000	1,020

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, Prerefunded,

4.00%, 10/15/24(4)	1,000	1,051

5.00%, 10/15/24(4)	2,500	2,690

5.00%, 10/15/24(4)	2,500	2,690

Schalmont Central School District G.O. Unlimited BANS, Series A (State Aid Withholding),

1.25%, 9/1/22	5,000	4,998

Triborough Bridge & Tunnel Authority General Variable Revenue Refunding Bonds, Subseries B-4A-R,

(Floating, U.S. SOFR + 0.38%), 0.56%, 2/1/24(1) (3)	1,500	1,499

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, MTA Bridges & Tunnels,

5.00%, 5/15/47	5,000	5,824

5.00%, 5/15/52	2,500	3,280

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   242   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

New York – 16.9% continued

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, Series A-1,

5.00%, 5/15/51	$5,655	$6,473

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Revenue Bonds, Series C-3,

2.50%, 5/15/51	6,250	4,807

Troy Capital Resource Corp. Revenue Refunding Bonds, Rensselaer Polytechnic Institute Project, Forward Delivery,

5.00%, 9/1/39	1,500	1,739

Utility Debt Securitization Authority Restructuring Revenue Refunding Bonds,

5.00%, 12/15/37	2,500	2,747

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, Series TE,

5.00%, 12/15/41	1,000	1,049

		454,123

North Carolina – 1.4%

Charlotte COPS, Series B,

3.00%, 6/1/22	7,430	7,442

Charlotte G.O. Unlimited Refunding Bonds, Series B,

5.00%, 7/1/27	3,500	3,641

Charlotte Water & Sewer System Revenue Refunding Bonds,

5.00%, 7/1/30	1,000	1,213

5.00%, 7/1/31	5,000	5,823

4.00%, 7/1/36	6,790	7,170

Charlotte-Mecklenburg Hospital Authority Health Care System Revenue Refunding Bonds, Series A, Atrium Health,

5.00%, 1/15/35	5,000	5,802

Charlotte-Mecklenburg Hospital Authority Health Care System Variable Revenue Bonds, Series B, Atrium Health,

1.95%, 11/1/29(1) (2) (3)	4,500	4,297

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

North Carolina – 1.4% continued

Durham Housing Authority MFH Revenue Bonds, JJ Henderson,

0.30%, 6/1/23(1) (2) (3)	$3,000	$2,934

		38,322

Ohio – 0.7%

Akron Income Tax Revenue Refunding Bonds,

4.00%, 12/1/32	1,285	1,415

American Municipal Power-Ohio Inc., Revenue Refunding Bonds, Prairie State Energy Campus,

5.00%, 2/15/32	5,000	5,860

Northeast Ohio Medical University General Receipts Revenue Refunding Bonds, Series A,

5.00%, 12/1/29	100	113

4.00%, 12/1/35	300	313

Ohio State Higher Education G.O. Unlimited Infrastructure Improvement Bonds, Series A,

4.00%, 2/1/32	2,500	2,523

Ohio State Higher Educational Facility Revenue Bonds, Denison University Project,

5.00%, 11/1/39	1,365	1,579

Ohio State Turnpike Commission Revenue Refunding Bonds, Series A,

5.00%, 2/15/28	2,000	2,261

Ohio State University Revenue Bonds, Series A,

5.00%, 12/1/39	5,000	5,376

		19,440

Oregon – 0.6%

Clackamas Community College District G.O. Unlimited Bonds, Series B,

5.00%, 6/15/36	1,600	1,808

DeSchutes County Administrative School District No. 1 Taxable G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

1.20%, 6/15/25	5,000	4,769

Medford Hospital Facilities Authority Revenue Refunding Bonds, Series A, Asante Project (AGM Insured),

2.50%, 8/15/35	2,500	2,250

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   243   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Oregon – 0.6% continued

Metropolitan Dedicated TRB, Oregon Convention Center Hotel,

5.00%, 6/15/42	$2,065	$2,309

Oregon State Taxable G.O. Unlimited Bonds, Series D, Article XI-Q State Project,

0.50%, 5/1/22	685	685

Oregon State Taxable G.O. Unlimited Refunding Bonds, Series G, Higher Education,

0.80%, 8/1/25	500	470

Salem Hospital Facility Authority Revenue Refunding Bonds, Capital Manor Project,

4.00%, 5/15/30	190	196

4.00%, 5/15/31	200	206

4.00%, 5/15/32	160	164

Tri-County Metropolitan Transportation District Sustainability Revenue Bonds, Series A,

5.00%, 9/1/30	1,000	1,208

5.00%, 9/1/31	1,800	2,209

		16,274

Pennsylvania – 2.9%

Commonwealth Financing Authority Taxable Revenue Bonds, Series A,

3.81%, 6/1/41	2,000	2,040

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds,

5.00%, 6/1/25	1,000	1,078

5.00%, 6/1/26	1,500	1,650

5.00%, 6/1/27	3,000	3,355

5.00%, 6/1/31	2,000	2,246

Montgomery County Higher Education & Health Authority Revenue Refunding Bonds, Thomas Jefferson University,

5.00%, 5/1/52	5,000	5,725

Neshaminy School District G.O. Limited Bonds, Series B (State Aid Withholding), Prerefunded,

5.00%, 11/1/23(4)	5,000	5,252

Pennsylvania State G.O. Unlimited Bonds, Series 1, Prerefunded,

4.00%, 6/1/22(4)	5,000	5,024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Pennsylvania – 2.9% continued

4.00%, 6/1/22(4)	$5,555	$5,582

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, University of Pennsylvania Health System,

5.00%, 8/15/29	4,500	5,336

5.00%, 8/15/37	5,000	5,655

Pennsylvania State Housing Finance Agency SFM Revenue Refunding Bonds, Series 136, Social Bonds,

5.00%, 4/1/31	1,845	2,150

Pennsylvania State Housing Finance Agency Single Family Mortgage Revenue Bonds, Series 137, Social Bonds,

2.20%, 10/1/33	2,420	2,198

Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue Refunding Bonds, Series A,

4.00%, 12/1/51	5,000	5,334

Pennsylvania State Turnpike Commission Revenue Bonds, Series A,

5.00%, 12/1/38	5,000	5,356

Pennsylvania State Turnpike Commission Revenue Bonds, Series A-2,

5.00%, 12/1/37	11,635	13,361

Pennsylvania State Turnpike Commission Revenue Refunding Bonds, Series C,

5.00%, 12/1/46	1,200	1,403

4.00%, 12/1/51	1,200	1,276

Pittsburgh Water & Sewer Authority Revenue Refunding Bonds, Series C (AGM Insured),

(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 1.16%, 12/1/23(1) (3)	3,500	3,510

		77,531

Rhode Island – 0.1%

Rhode Island Housing & Mortgage Finance Corp. Variable Revenue Bonds, Sustainability Bonds (HUD Sector 8 Program),

0.45%, 10/1/23(1) (2) (3)	1,000	973

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   244   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Rhode Island – 0.1% continued

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series B, Consolidated Capital Development Loan,

5.00%, 10/15/27	$2,630	$2,683

		3,656

South Carolina – 0.8%

Beaufort-Jasper Water & Sewer Authority South Carolina Waterworks & Sewer System Revenue Bonds, Series A,

5.00%, 3/1/30	1,000	1,175

Charleston County School District G.O. Unlimited BANS, Series C, Phase V (SCSDE Insured),

4.00%, 5/11/22	4,460	4,475

Clemson University Revenue Bonds, Series A, Athletic Facilities,

3.00%, 5/1/48	1,000	897

Patriots Energy Group Financing Agency South Carolina Gas Supply Revenue Bonds, Series A,

4.00%, 2/1/24(1) (2) (3)	10,000	10,299

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004 (BHAC, CR MBIA Insured),

5.38%, 1/1/25	4,755	5,160

SCAGO Educational Facilities Corp. Cherokee School District No. 1 Revenue Refunding Bonds,

5.00%, 12/1/25	500	542

		22,548

Tennessee – 1.0%

Chattanooga Health Educational & Housing Facility Board Revenue Refunding Bonds, Series A, Commonspirit Health,

4.00%, 8/1/36	1,000	1,052

4.00%, 8/1/38	1,000	1,050

Knox County G.O. Unlimited Bonds,

4.00%, 6/1/28	1,000	1,058

Memphis Sanitary Sewerage System Revenue Refunding Bonds, Series B,

5.00%, 10/1/31	1,000	1,205

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Tennessee – 1.0% continued

Metropolitan Government Nashville & Davidson County G.O. Unlimited & Improvement Bonds,

5.00%, 7/1/29	$5,000	$5,815

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Belmont University,

4.00%, 5/1/46	3,125	3,310

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Lipscomb University Project,

5.00%, 10/1/38	1,000	1,092

Tennergy Corp. Gas Revenue Bonds, Series A,

5.00%, 10/1/24(1) (2) (3)	10,000	10,638

Tennessee State Energy Acquisition Corp. Gas Revenue Bonds,

4.00%, 11/1/25(1) (2) (3)	2,500	2,583

		27,803

Texas – 4.9%

Austin G.O. Limited Refunding Bonds,

5.00%, 9/1/29	2,060	2,448

Central Regional Mobility Authority Senior Lien Revenue Bonds,

5.00%, 1/1/43	1,930	2,134

Clifton Higher Education Finance Corporation Revenue Bonds, Series A, Idea Public Schools,

4.00%, 8/15/37	780	822

Clifton Higher Education Finance Corporation Revenue Bonds, Series T, Idea Public Schools (PSF, Gtd.),

4.00%, 8/15/37	1,000	1,107

Dallas Area Rapid Transit Sales Tax Senior Lien Revenue Refunding Bonds, Series B,

5.00%, 12/1/47	5,000	5,853

Dallas Area Rapid Transit Senior Lien Sales Tax Revenue Refunding Bonds,

5.00%, 12/1/32	10,000	11,855

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   245   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Texas – 4.9% continued

Fort Bend Grand Parkway Toll Road Authority Ltd. Contract Tax Toll Revenue Refunding Bonds, Series A (County Gtd.),

2.50%, 3/1/46	$5,000	$4,009

Fort Bend Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

0.88%, 8/1/25(1) (2) (3)	1,195	1,141

Frisco Improvement G.O. Limited Refunding Bonds,

5.00%, 2/15/28	5,755	6,394

Harlandale Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

0.75%, 8/15/25(1) (2) (3)	5,000	4,761

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Series A, Texas Medical Center,

0.90%, 5/15/25(1) (2) (3)	2,500	2,474

Harris County Cultural Educational Facilities Finance Corp. Revenue Bonds, Series A, Memorial Hermann Health System, Prerefunded,

5.00%, 12/1/24(4)	3,500	3,774

Hidalgo County Regional Mobility Authority Toll & Vehicle Registration Senior Lien Revenue Bonds, Series A,

5.00%, 12/1/32	445	500

5.00%, 12/1/33	500	561

5.00%, 12/1/34	1,000	1,120

4.00%, 12/1/41	1,000	1,011

Little Elm Independent School District Variable G.O. Unlimited Bonds, School Building (PSF, Gtd.),

0.68%, 8/15/25(1) (2) (3)	1,480	1,404

Lower Colorado River Authority Junior Lien Revenue Bonds, Seventh Supplemental Series (AGM Insured), Escrowed to Maturity,

4.75%, 1/1/28	2,955	3,208

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier,

5.00%, 1/1/35	3,000	3,807

5.00%, 1/1/38	3,000	3,410

5.00%, 1/1/39	5,000	5,677

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Texas – 4.9% continued

Northside Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

2.00%, 6/1/27(1) (2) (3)	$5,000	$4,923

Northside Texas Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.),

5.00%, 2/15/30	1,640	1,900

Pasadena Independent School District Variable G.O. Unlimited Bonds, Series B, School Building (PSF, Gtd.),

1.50%, 8/15/24(1) (2) (3)	1,500	1,481

Round Rock Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.),

5.00%, 8/1/29	5,000	5,936

San Antonio Education Facilities Corp. Revenue Refunding Bonds, University of the Incarnated Word,

4.00%, 4/1/41	1,000	1,021

San Antonio Electric & Gas Junior Lien Variable Revenue Bonds,

1.75%, 12/1/25(1) (2) (3)	1,000	982

Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue Bonds, Methodist Hospitals of Dallas,

5.00%, 10/1/30	1,000	1,196

5.00%, 10/1/31	1,000	1,211

Texas State A&M University Financing System Revenue Bonds, Series D, Prerefunded,

5.00%, 5/15/23(4)	5,000	5,186

Texas State A&M University Revenue Refunding Bonds, Series C,

4.00%, 5/15/31	1,655	1,755

Texas State G.O. Unlimited Refunding Bonds, Series A, Transportation Commission,

5.00%, 10/1/23	70	73

Texas State G.O. Unlimited Refunding Bonds, Series B,

2.00%, 8/1/35	1,000	859

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds,

5.00%, 12/15/30	2,750	3,080

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   246   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Texas – 4.9% continued

5.00%, 12/15/31	$2,200	$2,482

Texas State Transportation Commission Mobility Fund G.O. Unlimited Refunding Bonds, Prerefunded,

4.00%, 4/1/24(4)	5,000	5,208

5.00%, 4/1/24(4)	1,500	1,592

Texas State Transportation Commission Mobility Variable G.O. Unlimited Bonds,

0.65%, 4/1/26(1) (2) (3)	5,000	4,679

Texas State Water Development Board Revenue Bonds, Master Trust,

2.50%, 10/15/39	1,850	1,616

Texas State Water Development Board TRB, Series B,

2.28%, 10/15/27	315	308

2.33%, 10/15/28	295	288

Texas Water Development Board State Water Implementation Fund Revenue Bonds,

5.00%, 10/15/30	7,940	9,166

Trinity River Authority Central Regional Wastewater System Revenue Refunding Bonds,

3.00%, 8/1/31	5,000	5,188

University of Texas Revenue Refunding Bonds, Series I,

5.00%, 8/15/22	750	761

Wichita Falls Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

4.00%, 2/1/29	850	943

Wylie Independent School District G.O. Unlimited Bonds, Series B, Collin County (PSF, Gtd.),

2.25%, 8/15/41(2) (3)	1,750	1,757
		131,061

Utah – 1.0%

Salt Lake City Airport Revenue Bonds, Series A (AMT),

5.00%, 7/1/51	5,000	5,592

Salt Lake City International Airport Revenue Bonds, Series A (AMT),

5.00%, 7/1/46	5,000	5,624

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Utah – 1.0% continued

Utah State Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 6/15/25(4)	$2,000	$2,182

Utah State Transit Authority Sales Tax Revenue Refunding Bonds, Series C (AGM Insured),

5.25%, 6/15/32	10,000	12,229
		25,627

Vermont – 0.1%

Vermont State G.O. Unlimited Bonds, Series B,

5.00%, 8/15/22	1,425	1,445

Virginia – 2.2%

Albemarle County Economic Development Authority Residential Care Facility Revenue Refunding Bonds, Westminster-Canterbury of the Blue Ridge,

4.00%, 6/1/49	1,905	1,953

Fairfax County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.00%, 10/1/31	5,280	6,214

Henrico County G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 8/1/31	3,550	4,217

Henrico County Water & Sewer System Revenue Bonds,

4.00%, 5/1/46	10,000	10,804

Lynchburg Economic Development Authority Hospital Revenue Refunding Bonds, Centra Health Obligated Group,

4.00%, 1/1/47	750	766

3.00%, 1/1/51	1,000	819

4.00%, 1/1/55	750	760

Norfolk G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), Prerefunded,

5.00%, 10/1/22(4)	1,500	1,528

Roanoke EDA Hospital Variable Revenue Refunding Bonds, Carilion Clinic Obligated Group,

5.00%, 7/1/30(1) (2) (3)	4,425	5,169

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   247   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Virginia – 2.2% continued

Virginia Public Building Authority Public Facilities Taxable Revenue Refunding Bonds, Series B,

0.99%, 8/1/26	$635	$586

Virginia State College Building Authority Educational Facilities Revenue Bonds, 21st Century College & Equipment, Prerefunded,

4.38%, 2/1/23(4)	2,015	2,060

4.50%, 2/1/23(4)	5,500	5,628

Virginia State HDA Revenue Bonds, Series D,

1.60%, 5/1/31	880	789

Virginia State HDA Revenue Bonds, Series K Non-AMT (GNMA/FNMA/FHLMC Insured),

1.95%, 12/1/32	1,440	1,304

Virginia State Public Building Authority Public Facilities Revenue Bonds, Series A-1,

5.00%, 8/1/29	4,650	5,517

Virginia State Public School Authority Special Obligation Prince William County Revenue Bonds (State Aid Withholding),

5.00%, 3/1/30	5,365	6,252

Virginia State Resources Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds,

5.50%, 10/1/22	1,000	1,022

Virginia State Small Business Financing Authority Revenue Refunding Bonds, National Senior Campuses,

4.00%, 1/1/45	2,000	2,067

3.38%, 1/1/51	1,000	931

Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Elizabeth River,

1/1/41(6)	1,810	1,552
		59,938

Washington – 2.2%

Energy Northwest Electric Revenue Refunding Bonds, Columbia Generating Station,

5.00%, 7/1/22	5,000	5,049

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Washington – 2.2% continued

King County School District No. 401

Highline G.O. Unlimited Bonds

(School Board Guaranty Program),

5.00%, 12/1/30	$10,000	$11,230

Port of Seattle Revenue Refunding Bonds, Series A,

5.00%, 8/1/27	2,430	2,458

5.00%, 8/1/30	3,000	3,032

Seattle Solid Waste Revenue Refunding & Improvement Bonds,

4.00%, 6/1/31	1,865	1,981

Snohomish County G.O. Limited Refunding Bonds, Series A,

5.00%, 12/1/32	2,870	3,527

University of Washington Revenue Refunding Bonds, Series A,

4.00%, 12/1/41	1,240	1,334

Washington State G.O. Unlimited Bonds, Series C,

5.00%, 2/1/32	10,000	11,482

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A,

4.00%, 7/1/28	5,000	5,032

Washington State G.O. Unlimited Refunding Bonds, Series R-2018C,

5.00%, 8/1/33	4,000	4,536

Washington State Health Care Facilities Authority Variable Revenue Refunding Bonds, Providence St. Joseph Health,

4.00%, 10/1/30(1) (2) (3)	5,000	5,536

Washington State Housing Finance Commission Social Certificate Revenue Bonds, Series A-1,

3.50%, 12/20/35	988	976

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E,

5.00%, 2/1/38	3,000	3,149

		59,322

West Virginia – 0.1%

West Virginia State University Revenue Bonds, Series A, West Virginia University Projects, Prerefunded,

5.00%, 10/1/22(4)	1,745	1,778

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   248   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Wisconsin – 1.5%

PFA Healthcare Facilities Revenue Bonds, Appalachian Regional Healthcare System Obligated,

5.00%, 7/1/40	$325	$367

5.00%, 7/1/41	375	423

PFA Hospital Revenue Refunding Bonds, Renown Regional Medical Center Project,

3.00%, 6/1/45	2,500	2,200

Public Finance Authority Hospital Taxable Revenue Bonds, Series 2021A, UNC Health Southeastern,

2.35%, 2/1/29	2,000	1,787

University Hospitals & Clinics Authority Revenue Refunding Bonds, University of Wisconsin Hospital, Green Bonds,

5.00%, 4/1/32	2,050	2,471

Wisconsin State Environmental Improvement Fund Revenue Bonds, Series A, Green Bonds,

5.00%, 6/1/29	2,500	2,964

Wisconsin State G.O. Unlimited Bonds, Series A,

5.00%, 5/1/40	5,000	5,498

Wisconsin State G.O. Unlimited Bonds, Series B,

4.00%, 5/1/30	3,250	3,517

Wisconsin State G.O. Unlimited Refunding Bonds, Series 1,

5/1/24(6)	3,250	3,356

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Aspirus Inc. Obligated Group,

4.00%, 8/15/46	2,625	2,765

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Ascension Health Credit Group,

4.00%, 11/15/36	3,000	3,129

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Marquette University,

5.00%, 10/1/28	670	746

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.2% continued

Wisconsin – 1.5% continued

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center,

5.00%, 4/1/36	$3,875	$4,478

4.00%, 4/1/39	5,000	5,414

Wisconsin State Housing & EDA Home Ownership Revenue Refunding Bonds, Series A,

3.00%, 3/1/39	165	164

Wisconsin State Housing & EDA Variable Revenue Refunding Bonds, Series B (HUD Sector 8 Program),

0.50%, 11/1/24(1) (2) (3)	2,000	1,901

		41,180

Wyoming – 0.0%

Laramie County Hospital Revenue Refunding Bonds, Cheyenne Regional Medical Center,

4.00%, 5/1/36	200	219

4.00%, 5/1/38	425	465

		684

Total Municipal Bonds

(Cost $2,471,387)		2,395,944

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.7%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(8) (9)	72,205,618	$72,206

Total Investment Companies

(Cost $72,206)		72,206

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 7.2%

Black Belt Energy Gas District Alabama Gas Supply Revenue Bonds, Series A,

4.00%, 7/1/22(1) (2) (3)	$5,000	$5,034

Broward County School District TANS,

2.00%, 6/30/22	25,000	25,063

California State Educational Facilities Authority Adjustable Revenue Bonds, California Institute of Technology,

0.46%, 4/8/22(1) (3) (10)	1,600	1,600

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   249   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 7.2% continued

California State Educational Facilities Authority Variable Revenue Bonds, Series B, California Institute of Technology,

0.46%, 4/8/22(1) (3) (10)	$650	$650

California State Health Facilities Financing Authority Variable Revenue Refunding Bonds, St. Joseph Health System,

1.70%, 10/18/22(1) (2) (3)	2,750	2,753

Carthage Central School District G.O. Unlimited BANS (State Aid Withholding),

1.00%, 6/28/22	10,000	9,996

Colorado Education Loan Program Revenue TRANS, Series B,

4.00%, 6/29/22	10,000	10,072

Colorado Education Loan Program Revenue TRANS, Series B,

1.00%, 6/29/22	25,000	24,998

Colorado Education Loan Program TRANS, Series A,

2.00%, 6/29/22	10,000	10,024

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series C-2, Yale University,

5.00%, 2/1/23(1) (2) (3)	5,000	5,140

District of Columbia Housing Finance Agency MFH Revenue Bonds, The Strand Residences Project,

1.45%, 8/1/22(1) (2) (3)	2,500	2,502

Florida State Development Finance Corp. Variable Revenue Bonds (AMT), Brightline Passenger,

0.30%, 7/1/22(1) (2) (3)	2,570	2,565

Fort Bend Independent School District Variable G.O. Unlimited Bonds, Series A (PSF, Gtd.),

1.95%, 8/1/22(1) (2) (3)	2,075	2,079

Los Angeles TRANS,

4.00%, 6/23/22	25,000	25,172

Maricopa County IDA Revenue Bonds, Series B, Banner Health,

5.00%, 10/18/22(1) (2) (3)	500	510

Minnesota State G.O. Unlimited Bonds, Series A, Bidding Group 1,

5.00%, 9/1/22	2,500	2,540

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 7.2% continued

Montgomery County Variable G.O. Unlimited Bonds, Series E,

0.25%, 4/1/22(1) (3) (10)	$12,595	$12,595

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Subseries A-2,

0.36%, 4/1/22(1) (3) (10)	15,320	15,320

Ohio State University Variable Revenue Bonds, Series B-1,

0.50%, 4/8/22(1) (3) (10)	1,925	1,925

Ohio State Water Development Authority Water Pollution Control Variable Revenue Bonds, Series A,

0.46%, 4/8/22(1) (3) (10)	2,140	2,140

Onondaga Central School District G.O. Unlimited BANS, Series B (State Aid Withholding),

1.25%, 7/29/22	10,000	9,997

Orange County HFA Multifamily Variable Revenue Bonds, Jernigan Gardens Project (HUD Sector 8 Program),

0.35%, 10/1/22(1) (2) (3)	5,000	4,971

San Diego Unified School District TRANS, Series A,

4.00%, 6/30/22	10,150	10,228

Texas State Transportation Commission Central Turnpike System Taxable Revenue Refunding Bonds, Series B,

1.98%, 8/15/22(1) (2) (3)	750	749

Wisconsin State Housing & EDA Revenue Bonds, Series A, 1.60%, 11/1/22(1) (2) (3)	4,000	4,001

Total Short-Term Investments

(Cost $192,842)		192,624

Total Investments – 99.3%

(Cost $2,743,285)		2,666,947

Other Assets less Liabilities – 0.7%		18,171

NET ASSETS – 100.0%		$2,685,118

(1)	Maturity date represents the puttable date.

(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.

(3)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.

(4)	Maturity date represents the prerefunded date.

(5)	Step coupon bond. Rate as of March 31, 2022 is disclosed.

(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2022.

(7)	Zero coupon bond.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   250   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(9)	7-day current yield as of March 31, 2022 is disclosed.

(10)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

CR - Custody Receipt

CSCDA - California Statewide Communities Development Authority

CWA - Clean Water Act

EDA - Economic Development Authority

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

Gtd. - Guaranteed

HDA - Housing Develoment Authority

HFA - Housing Finance Authority

HUD - Housing and Urban Development

IDA - Industrial Development Authority

MBIA - Municipal Bonds Insurance Association

MFH - Multi-Family Housing

NATL - National Public Finance Guarantee Corporation

PFA - Public Finance Authority

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

SCSDE - South Carolina State Department of Education

SFM - Single Family Mortgage

SIFMA - Securities Industry and Financial Markets Association

SOFR - Secured Overnight Financing Rate

SonyMA - State of New York Mortgage Agency

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Corporate Bonds	0.2%

Municipal Bonds	89.2%

Investment Companies	2.7%

Short-Term Investments	7.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds(1)	$ —	$ 6,173	$ —	$ 6,173

Municipal Bonds(1)	—	2,395,944	—	2,395,944

Investment Companies	72,206	—	—	72,206

Short-Term Investments	—	192,624	—	192,624

Total Investments	$72,206	$2,594,741	$ —	$2,666,947

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   251   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND †

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 89.1%

Alabama – 0.7%

Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds,

4.00%, 6/1/24	$400	$414

4.00%, 6/1/25	470	492

Black Belt Energy Gas District Revenue Bonds, Gas Project No.7-S,

4.00%, 12/1/26(1) (2) (3)	2,500	2,605

Lower Gas District Gas Project Revenue Bonds,

4.00%, 12/1/25(1) (2) (3)	1,500	1,550

		5,061

Arizona – 0.7%

Arizona State IDA National Charter School Revolving Loan Fund Revenue Bonds, Equitable School Revenue, Social Bonds,

4.00%, 11/1/27	1,500	1,601

Arizona State IDA Revenue Bonds, Lincoln South Beltway Project,

5.00%, 8/1/23	1,250	1,302

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area,

5.00%, 7/1/22	500	505

Bullhead City Excise Tax Revenue Bonds, Second Series,

1.15%, 7/1/27	375	341

1.30%, 7/1/28	500	449

Maricopa County Unified School District No. 97 G.O. Unlimited Bonds, Deer Valley Improvement Bonds Project of 2019,

5.00%, 7/1/24	1,075	1,148

		5,346

Arkansas – 0.1%

Bryant School District No. 25 Refunding G.O. Limited Bonds (State Aid Withholding),

1.00%, 2/1/25	1,070	1,020

California – 9.5%

Antelope Valley Community College District G.O. Unlimited Refunding Bonds, Series A, Election of 2016, Prerefunded,

5.00%, 2/15/27(4)	5,200	5,898

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

California – 9.5% continued

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1,

4.00%, 2/1/27	$1,125	$1,201

California State G.O. Unlimited Refunding Bonds,

5.00%, 4/1/26	1,570	1,752

5.00%, 8/1/26	1,000	1,124

California State G.O. Unlimited Refunding Bonds, Bid Group B,

5.00%, 11/1/27	5	6

California State G.O. Unlimited Various Purpose Refunding Bonds,

5.00%, 10/1/27	8,500	9,790

5.00%, 4/1/33	5,000	5,292

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, Prerefunded,

5.00%, 11/15/25(4)	2,000	2,209

California State Infrastructure & Economic Development Bank Revenue Bonds, Clean Water State Revolving Fund, Green Bonds,

5.00%, 10/1/27	5,000	5,764

California State Municipal Finance Authority Insured Revenue Bonds, NCROC-Paradise Valley TEMPS 50 (California Mortgage Insured),

2.00%, 7/1/24	225	225

Fremont Unified School District G.O. Unlimited TRB, Series B,

2.00%, 8/1/27	1,140	1,085

Glendale Community College District G.O. Unlimited Bonds, Series A, Election of 2016, Prerefunded,

5.00%, 8/1/27(4)	1,750	2,007

Local Public Schools Funding Authority School Facilities Improvement District No. 2016-1 G.O. Unlimited Bonds, Series B (AGM Insured),

3.00%, 8/1/26	805	836

4.00%, 8/1/28	935	1,036

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   252   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

California – 9.5% continued

Los Angeles Department of Airports Airport Subordinate Taxable Revenue Refunding Bonds, Subseries E,

1.43%, 5/15/27	$1,050	$959

Los Angeles Department of Water & Power System Revenue Bonds,

4.00%, 7/1/26	2,245	2,419

5.00%, 7/1/26	1,680	1,877

Los Angeles Department Water & Power Revenue Refunding Bonds, Series B, Power System,

5.00%, 7/1/26	3,055	3,419

Orange County Transportation Authority Revenue BANS, I-405 Improvement Project,

5.00%, 10/15/24	5,000	5,383

San Diego Community College District G.O. Unlimited Refunding Bonds, Prerefunded,

4.00%, 8/1/26(4)	2,325	2,520

5.00%, 8/1/26(4)	4,000	4,500

San Francisco City & County G.O. Unlimited Bonds, Series B,

2.00%, 6/15/24	1,000	1,002

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, Series D, Green Bonds,

5.00%, 11/1/25	5,000	5,521

San Ramon Valley Unified School District G.O. Unlimited Bonds, Election 2012, Prerefunded,

4.00%, 8/1/25(4)	3,260	3,471

		69,296

Colorado – 1.0%

Adams & Arapahoe Counties Joint School District No. 28J Aurora G.O. Unlimited Refunding Bonds (State Aid Withholding),

5.00%, 12/1/24	1,000	1,024

Boulder Larimer & Weld Counties St. Vrain Valley School District No. RE-1 G.O. Unlimited Refunding Bonds (State Aid Withholding),

4.00%, 12/15/24	2,025	2,029

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Colorado – 1.0% continued

Colorado State Health Facilities Authority Hospital Revenue Bonds, Adventist Health System/Sunbel,

5.00%, 11/20/25(1) (2) (3)	$3,000	$3,286

Colorado State Health Facilities Authority Hospital Variable Revenue Refunding Bonds, Adventhealth Obligation,

5.00%, 11/19/26(1) (2) (3)	1,000	1,116

		7,455

Connecticut – 0.9%

Connecticut State G.O. Unlimited Bonds, Series A,

4.00%, 1/15/28	3,300	3,608

Connecticut State G.O. Unlimited Bonds, Series C,

4.00%, 6/1/27	1,000	1,087

Connecticut State G.O. Unlimited Refunding Bonds, Series F,

5.00%, 9/15/23	2,000	2,092

		6,787

Delaware – 0.5%

Delaware State G.O. Unlimited Refunding Bonds,

5.00%, 3/1/26	3,000	3,346

Florida – 3.2%

Broward County Airport System Revenue Refunding Bonds, Series B (AMT),

5.00%, 10/1/27	3,500	3,917

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/23	475	493

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series C,

5.00%, 6/1/27	3,115	3,567

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/26	2,200	2,468

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series E,

5.00%, 6/1/26	3,110	3,488

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   253   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND † continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Florida – 3.2% continued

Florida State Board of Education Public Education G.O. Unlimited Refunding Bonds, Series B,

5.00%, 6/1/28	$5,000	$5,836

Jacksonville Sales Tax Revenue Refunding Bonds,

5.00%, 10/1/27	2,000	2,033

Jacksonville Special Revenue Refunding Bonds, Series A,

10/1/25(5)	1,500	1,615

		23,417

Georgia – 5.0%

Atlanta Airport Revenue Refunding Bonds, Series A,

5.00%, 7/1/28	1,000	1,149

Franklin County School District G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 3/1/27	1,750	1,989

Georgia State G.O. Unlimited Refunding Bonds, Series E,

5.00%, 12/1/27	2,000	2,264

Georgia State Road & Tollway Authority Federal Highway Reimbursement GARVEE Bonds,

5.00%, 6/1/25	2,000	2,180

5.00%, 6/1/26	1,230	1,373

Gwinnett County School District G.O. Unlimited Bonds, Series A,

1.75%, 8/1/25	5,000	4,881

Gwinnett County School District G.O. Unlimited Bonds, Series B,

5.00%, 8/1/26	2,550	2,870

Main Street Natural Gas Inc., Gas Supply Revenue Bonds, Series A,

4.00%, 9/1/27(1) (2) (3)	2,000	2,119

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A,

4.00%, 9/1/23(1) (2) (3)	5,000	5,137

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C,

4.00%, 12/1/23(1) (2) (3)	3,400	3,504

Main Street Natural Gas, Inc. Gas Supply Variable Revenue Bonds, Series B,

4.00%, 12/2/24(1) (2) (3)	5,000	5,217

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Georgia – 5.0% continued

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series C,

5.00%, 7/1/26	$1,700	$1,901

Northwest Housing Authority MFH Revenue Bonds, Spring Grove Apartments Project (HUD Sector 8 Program),

0.25%, 10/1/23(1) (2) (3)	1,450	1,404

		35,988

Hawaii – 1.1%

Hawaii State G.O. Unlimited Bonds, Series EH, Prerefunded,

5.00%, 8/1/23(4)	2,000	2,087

Honolulu City & County Adjustable G.O. Unlimited Bonds, Honolulu Rail Transit Project,

5.00%, 9/1/23(1) (2) (3)	5,000	5,185

Honolulu City & County G.O. Unlimited Refunding Bonds, Series F,

5.00%, 7/1/26	725	810

		8,082

Illinois – 0.4%

Champaign Coles Et al. Counties Community College District No. 505 G.O. Unlimited Refunding Bonds, Series B, Parkland College,

5.00%, 12/1/24	1,315	1,412

Cook County Community College District No. 504 Triton G.O. Unlimited Bonds, Alternative Revenue Source,

5.00%, 6/1/22	1,150	1,157

		2,569

Indiana – 1.8%

Carmel Clay School Building Corp. First Mortgage Revenue Bonds (State Intercept Program),

4.00%, 7/15/25	1,825	1,936

Carmel in Local Public Improvement Bond Bank Revenue Bonds, Series A,

4.00%, 7/15/28	900	991

Finance Wastewater Utilities Revenue Refunding Bonds, First Lien CWA Authority, Project S,

5.00%, 10/1/27	1,200	1,372

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   254   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Indiana – 1.8% continued

Indiana Finance Authority Water Utility Second Lien Revenue Bonds, Citizens Energy Group,

2.95%, 10/1/22	$1,750	$1,759

MSD of Washington Township School Building Corp. Revenue Bonds, 2016 Refferendum Projects (State Intercept Program),

5.00%, 1/15/26	2,040	2,253

5.00%, 1/15/27	1,100	1,241

5.00%, 7/15/27	3,270	3,726

		13,278

Iowa – 0.6%

Ankeny Community School District G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/25	1,815	1,979

University of Iowa Facilities Corp. Revenue Refunding Bonds,

5.00%, 6/1/22	2,240	2,254

		4,233

Kansas – 2.6%

Leawood G.O. Unlimited Temporary Notes,

1.50%, 9/1/22	8,625	8,631

Manhattan G.O. Unlimited Bonds, Series 01,

1.88%, 6/15/23	1,375	1,375

Manhattan G.O. Unlimited Temporary Notes, Series 2020-03,

0.75%, 6/15/24	6,635	6,389

Scott County Unified School District No. 466 G.O. Unlimited Bonds, Series A, Prerefunded,

5.00%, 9/1/25(4)	1,000	1,098

Wichita G.O. Unlimited Bonds, Series 811,

3.00%, 6/1/27	1,185	1,201

		18,694

Kentucky – 1.4%

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply,

4.00%, 1/1/25(1) (2) (3)	8,725	9,052

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Kentucky – 1.4% continued

Louisville & Jefferson County Metro Government G.O. Unlimited Bonds, Series A,

5.00%, 10/1/27	$1,050	$1,207

		10,259

Louisiana – 1.9%

Lafayette Parish G.O. Unlimited Refunding Bonds,

5.00%, 3/1/24	500	528

Lafayette Public Power Authority Electric Revenue Bonds, Prerefunded,

5.00%, 11/1/22(4)	1,900	1,941

Louisiana Public Facilities Authority Revenue Refunding Bonds, Tulane University of Louisiana,

5.00%, 4/1/26	1,550	1,711

Louisiana State Gas & Fuels Revenue Refunding Bonds, Series A-1,

4.00%, 5/1/29	6,810	6,825

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, LCTCS Act 360 Project (BAM Insured),

5.00%, 10/1/25	2,495	2,733

		13,738

Maine – 0.1%

Maine Health & Higher Educational Facilities Authority Taxable Revenue Refunding Bonds, Series B (AGM Insured State Intercept),

1.30%, 7/1/26	1,000	934

Maryland – 1.2%

Maryland State Department of Transportation Consolidated Revenue Refunding Bonds, Series B,

5.00%, 12/1/27	5,000	5,774

Maryland State G.O. Unlimited Bonds, First Series,

5.00%, 6/1/26	3,000	3,198

		8,972

Massachusetts – 5.4%

Concord G.O. Limited Refunding Bonds, Municipal Purpose Loan,

4.00%, 9/15/23	500	517

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   255   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND † continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Massachusetts – 5.4% continued

Massachusetts State Clean Water Trust Revenue Bonds, Series 22, Green Bonds,

5.00%, 8/1/27	$2,000	$2,301

Massachusetts State Consolidated Loans G.O. Limited Bonds, Series E,

5.00%, 11/1/27	1,125	1,298

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A, Harvard University Issue,

5.00%, 10/15/26	2,000	2,264

Massachusetts State G.O. Limited Refunding Bonds, Series A,

5.00%, 9/1/27	9,515	10,947

Massachusetts State G.O. Limited Refunding Bonds, Series E,

3.00%, 12/1/27	1,190	1,248

Massachusetts State HFA Sustainability Revenue Bonds, Series A-2 (HUD Sector 8 Program),

0.45%, 12/1/24	725	694

Massachusetts State School Building Authority Sales Tax Revenue Refunding Bonds, Senior Series A, Prerefunded,

5.00%, 8/15/22(4)	10,000	10,144

Massachusetts State School Building Authority Senior Sales Tax Revenue Refunding Bonds, Series A,

5.00%, 8/15/23	1,575	1,594

Massachusetts State Variable G.O. Limited Refunding Bonds, Series A,

5.00%, 6/1/23(1) (2) (3)	5,000	5,186

Massachusetts State Water Resources Authority Revenue Refunding Bonds, Series C, Green Bonds, Prerefunded,

5.00%, 8/1/26(4)	2,340	2,625

		38,818

Michigan – 2.0%

Brandon School District G.O. Unlimited Refunding Bonds, Series A (Q-SBLF Insured), Prerefunded,

5.00%, 5/1/25(4)	1,100	1,198

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Michigan – 2.0% continued

Grand Valley State University Revenue Bonds,

5.00%, 12/1/24	$750	$807

Michigan State Finance Authority Adjustable Revenue Refunding Bonds, Trinity Health,

5.00%, 2/1/25(1) (2) (3)	3,000	3,237

Michigan State Finance Authority Revenue Refunding Bonds, Ascension Health Credit Group,

4.00%, 7/1/24(1) (2) (3)	5,000	5,207

Michigan State Finance Authority Revenue Refunding Bonds, Trinity Health Corp.,

5.00%, 12/1/22	2,000	2,047

Romeo Community School District G.O. Unlimited Bonds, Series II (Q-SBLF Insured),

2.00%, 5/1/22	2,025	2,027

		14,523

Minnesota – 3.0%

Lakeville Independent School District No. 194 G.O. Unlimited Bonds, Series A (School District Credit Program),

3.00%, 2/1/26	325	336

3.00%, 2/1/27	1,410	1,465

Metropolitan Council Minneapolis-Saint Paul Metropolitan Area G.O. Unlimited GANS, Series B,

5.00%, 12/1/25	2,500	2,767

Minnesota Municipal Gas Agency Commodity Supply Revenue Bonds, Series A,

4.00%, 12/1/27(1) (2) (3)	2,000	2,133

Minnesota State G.O. Unlimited Bonds, Series A, Bidding Group 1,

5.00%, 9/1/27	10,100	11,620

Minnesota State G.O. Unlimited Refunding Bonds, Series D,

5.00%, 10/1/26	2,710	3,058

		21,379

Mississippi – 0.2%

Mississippi State G.O. Unlimited Bonds, Series C,

5.00%, 10/1/32	1,200	1,395

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   256   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Missouri – 1.4%

Columbia School District G.O. Unlimited Refunding Bonds,

5.00%, 3/1/26	$2,825	$3,067

Curators of the University of Missouri System Facilities Revenue Refunding Bonds, Series A,

5.00%, 11/1/26	2,320	2,494

Fort Zumwalt School District G.O. Unlimited Refunding Bonds (State Aid Direct Deposit Program),

4.00%, 3/1/24	1,480	1,540

Lees Summit Moser G.O. Unlimited Bonds, Series A,

3.00%, 4/1/28	2,925	2,925

		10,026

Nevada – 2.0%

Clark County School District G.O. Limited Bonds, Series A,

5.00%, 6/15/26	4,400	4,905

Clark County School District G.O. Limited Bonds, Series A (AGM Insured),

3.00%, 6/15/22	550	552

5.00%, 6/15/27	1,000	1,138

Nevada State G.O. Limited Refunding Bonds, Series A,

5.00%, 5/1/27	2,165	2,469

Nevada State System of Higher Education University Revenue Bonds, Series B,

5.00%, 7/1/26	5,000	5,186

		14,250

New Jersey – 1.3%

Clifton Board of Education G.O. Unlimited Bonds (AGM School Board Resource Fund Insured),

2.00%, 8/15/22	1,227	1,231

2.00%, 8/15/26	3,500	3,454

New Jersey State G.O. Unlimited Bonds, Covid-19 Go Emergency Bonds,

5.00%, 6/1/27	2,750	3,090

Union County G.O. Unlimited Bonds,

2.00%, 3/1/27	1,540	1,520

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

New Jersey – 1.3% continued

Union County G.O. Unlimited Refunding Bonds,

2.00%, 1/15/23	$385	$386

		9,681

New York – 11.3%

Erie County Industrial Development Agency School Facility Revenue Refunding Bonds, School District & Buffalo City Project (State Aid Withholding),

5.00%, 5/1/28	1,000	1,160

Metropolitan Transportation Authority Revenue BANS, Series B-1,

5.00%, 5/15/22	1,610	1,617

New York City Housing Development Corp. MFH Revenue Bonds, Series L, Sustainable Neighborhood Bonds,

2.75%, 12/29/23(1) (2) (3)	3,000	3,018

New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Revenue Refunding Bonds,

5.00%, 6/15/25	1,535	1,676

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E-1,

5.00%, 2/1/26	2,000	2,004

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds,

5.00%, 11/1/27	1,000	1,141

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds,

5.00%, 8/1/23	1,000	1,044

5.00%, 2/1/29	3,295	3,469

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds, Series B,

5.00%, 11/1/26	5,925	6,040

5.00%, 11/1/27	5,150	5,250

New York City Transitional Finance Authority Revenue Future Tax Secured Subordinate Revenue Bonds, Series G,

5.00%, 11/1/25	3,620	3,744

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   257   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND † continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

New York – 11.3% continued

New York G.O. Limited Bonds, Series F-4, Fiscal 2015,

5.00%, 12/1/25(1) (2) (3)	$3,750	$4,075

New York G.O. Unlimited Bonds, Series H,

5.00%, 8/1/22	1,260	1,276

New York G.O. Unlimited Bonds, Series J-10, Fiscal 2008,

5.00%, 8/1/26	605	676

New York G.O. Unlimited Bonds, Series J-5, Fiscal 2008,

5.00%, 8/1/28	1,000	1,155

New York G.O. Unlimited Refunding Bonds, Series B-1,

8/1/27(5)	3,000	3,410

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series 2020, School Districts Financing Program (AGM Insured),

5.00%, 10/1/22	1,500	1,528

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A,

5.00%, 3/15/26	3,000	3,328

New York State Dormitory Authority Personal Income Tax Taxable Revenue Refunding Bonds, Series B, Unrefunded Balance,

1.04%, 3/15/26	995	918

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A,

5.00%, 3/15/24	645	684

New York State Dormitory Authority State Supported Debt Third General Resolution Revenue Bonds, State University,

5.00%, 5/15/26	2,840	2,853

New York State HFA Revenue Bonds, Series E, Sustainability Bonds,

1.10%, 5/1/26	2,500	2,373

New York State HFA Revenue Bonds, Series F,

1.10%, 11/1/26	1,350	1,283

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

New York – 11.3% continued

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA Insured),

2.10%, 5/1/23	$2,000	$2,000

2.13%, 11/1/23	1,000	1,005

New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series M-2 (SonyMa, FHA Insured),

0.75%, 11/1/25	4,000	3,822

New York State Liberty Development Corp. Revenue Refunding Bonds, Four World Trade, Green Bonds,

1.20%, 11/15/28	2,000	1,726

New York State Urban Development Corp. Personal Income TRB, Series E,

5.00%, 3/15/28	2,175	2,242

5.00%, 3/15/29	2,675	2,756

New York State Urban Development Corp. Sales Tax Revenue Refunding Bonds, Bidding Group 1, Series A,

5.00%, 3/15/28	5,000	5,750

Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds, Series B,

5.00%, 11/15/25	7,500	7,663

Utility Debt Securitization Authority Revenue Refunding Restructuring Bonds, Series A,

5.00%, 12/15/27	1,450	1,607

		82,293

North Carolina – 1.4%

Forsyth County G.O. Unlimited Refunding Bonds,

3.00%, 4/1/28	2,870	3,008

Guilford County G.O. Unlimited Bonds, Series B,

3/1/26(5)	2,840	3,169

Wake County G.O. Unlimited Bonds, Series C,

5.00%, 2/1/27	2,160	2,461

Wake County G.O. Unlimited Refunding Bonds, Series A,

5.00%, 4/1/22	1,500	1,500

		10,138

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   258   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

North Dakota – 0.0%

City of Fargo North Dakota G.O. Unlimited Refunding Bonds, Series A,

3.00%, 5/1/25	$220	$225

Ohio – 3.4%

Akron Income Tax Revenue Refunding Bonds,

4.00%, 12/1/26	1,120	1,205

Columbus G.O. Unlimited Refunding Bonds, Series 1, Various Purpose,

5.00%, 7/1/26	1,300	1,456

Ohio State Common Schools G.O. Unlimited Bonds, Series B, Prerefunded,

5.00%, 6/15/22(4)	2,205	2,223

Ohio State Conservation Projects G.O. Unlimited Bonds, Series A,

4.00%, 3/1/28	2,460	2,713

Ohio State G.O. Unlimited Bonds, Series A,

5.00%, 6/15/26	3,500	3,607

Ohio State Higher Education G.O. Unlimited Bonds, Series A,

5.00%, 5/1/22	1,500	1,505

Ohio State Highway Capital Improvements G.O. Unlimited Bonds, Series S,

5.00%, 5/1/28	5,085	5,665

Ohio State Infrastructure Improvement G.O. Limited Bonds, Series A,

3.00%, 9/1/27	3,000	3,056

University of Cincinnati Revenue Bonds, Series A, Prerefunded,

5.00%, 6/1/23(4)	3,280	3,406

		24,836

Oklahoma – 0.6%

Oklahoma County Finance Authority Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public School,

5.00%, 10/1/25	1,000	1,089

Oklahoma County Independent School District No. 89 G.O. Unlimited Bonds, Series A,

1.00%, 7/1/24	2,000	1,929

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Oklahoma – 0.6% continued

Oklahoma State Capitol Improvement Authority Taxable Revenue Bonds, Series A,

1.75%, 7/1/27	$1,100	$1,034

		4,052

Oregon – 1.2%

Multnomah County G.O. Limited Bonds,

5.00%, 6/1/28	1,000	1,140

Multnomah County School District No. 1J G.O. Unlimited Bonds (School Board Guaranty Program),

5.00%, 6/15/25	3,425	3,749

Portland G.O. Limited Bonds, Series A, Transportation Projects,

5.00%, 10/1/27	1,730	1,994

Portland Water System Second Lien Revenue Refunding Bonds,

5.00%, 10/1/27	1,640	1,690

		8,573

Pennsylvania – 2.0%

Delaware Valley Regional Financial Authority Revenue Bonds, Series A,

2.00%, 10/1/29	2,275	2,102

Easton Area School District Refunding G.O. Limited Bonds, Series A (State Aid Withholding),

4.00%, 4/1/26	1,600	1,722

Erie Water Authority Water Revenue Refunding Bonds, Prerefunded,

5.00%, 12/1/26(4)	3,790	4,274

Pennsylvania State G.O. Unlimited Bonds, Series 1, Prerefunded,

4.00%, 6/1/22(4)	1,000	1,005

5.00%, 4/1/23(4)	1,000	1,034

Pennsylvania State Turnpike Commission Subordinate Revenue Bonds, Series A, Motor License Fund-Enhanced, Prerefunded,

5.00%, 12/1/22(4)	2,435	2,493

Pennsylvania Turnpike Commission Turnpike Revenue Refunding Bonds, Series B,

5.00%, 12/1/25	1,700	1,877

		14,507

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   259   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND † continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Tennessee – 0.7%

Hardin County G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 6/1/24	$540	$575

Tennergy Corp. Gas Revenue Bonds, Series A,

5.00%, 10/1/24(1) (2) (3)	4,500	4,787

		5,362

Texas – 6.3%

Beaumont Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

5.00%, 2/15/23	1,150	1,184

Dallas Area Rapid Transit Senior Lien Sales Tax Revenue Refunding Bonds, Prerefunded,

5.00%, 12/1/22(4)	750	768

Dallas-Fort Worth International Airport Revenue Refunding Bonds, Series A,

5.00%, 11/1/26	1,500	1,679

Ector County Independent School District G.O. Unlimited Bonds, School Building (PSF, Gtd.), Prerefunded,

5.00%, 8/15/23(4)	615	642

El Paso Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

5.00%, 8/15/23	1,000	1,045

5.00%, 8/15/27	1,000	1,148

Fort Bend Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

5.00%, 8/15/27	2,685	2,722

Fort Bend Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

0.88%, 8/1/25(1) (2) (3)	1,195	1,141

Gregory-Portland Independent School District G.O. Unlimited Bonds, Series A (PSF, Gtd.),

5.00%, 2/15/25	1,610	1,742

Harlingen Consolidated Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

5.00%, 8/15/26	1,105	1,236

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Texas – 6.3% continued

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Series A, Texas Medical Center,

0.90%, 5/15/25(1) (2) (3)	$2,000	$1,979

Laredo Certificates Obligation G.O. Limited Bonds,

5.00%, 2/15/23	500	515

Laredo Public Property Finance Contractual Obligation G.O. Limited Bonds,

5.00%, 2/15/27	800	904

Leander G.O. Limited Refunding Bonds,

5.00%, 8/15/22	500	507

Leander Independent School District G.O. Unlimited Bonds, Series A, School Building (PSF, Gtd.),

5.00%, 8/15/23	1,000	1,044

Leander Independent School District G.O. Unlimited Bonds, Series C (PSF, Gtd.),

5.00%, 8/15/28	750	876

Lewisville Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 8/15/23	1,330	1,389

McAllen Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.),

4.00%, 2/15/26	1,000	1,075

Midway Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

4.00%, 8/1/27	1,425	1,560

North Central Texas State Housing Finance Corp. Variable Revenue Bonds, Bluebonnet Ridge Apartment,

0.38%, 8/1/24(1) (2) (3)	1,750	1,667

Northside Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

1.60%, 8/1/24(1) (2) (3)	1,480	1,460

Northside Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

2.00%, 6/1/27(1) (2) (3)	1,000	984

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   260   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Texas – 6.3% continued

Pecos Barstow Toyah Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 2/15/27	$1,000	$1,134

San Antonio Electric & Gas Junior Lien Variable Revenue Bonds,

1.13%, 12/1/26(1) (2) (3)	3,500	3,293

2.00%, 12/1/27(1) (2) (3)	3,150	3,052

San Antonio Electric & Gas Revenue Refunding Bonds,

5.00%, 2/1/25	645	653

2/1/25(5)	1,350	1,451

Southwest Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 2/1/28	915	1,055

Texas State G.O. Unlimited Refunding Bonds, Series B,

4.00%, 8/1/26	2,355	2,505

4.00%, 8/1/27	2,135	2,269

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds,

5.00%, 12/15/26	1,400	1,515

Texas State Municipal Power Agency Revenue Refunding Bonds (AGM Insured),

3.00%, 9/1/28	900	921

Travis County Certificates Obligation G.O. Limited Bonds,

1.00%, 3/1/24	800	782

		45,897

Utah – 1.4%

Davis County School District G.O. Unlimited Refunding Bonds, Utah School Bond Guaranty (School Board Guaranty Program),

3.00%, 6/1/28	4,095	4,190

Murray City School District G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

5.00%, 2/1/28	1,685	1,947

Utah County Hospital Revenue Bonds, Series B, IHC Health Services, Inc.,

5.00%, 8/1/24(1) (2) (3)	3,850	4,111

		10,248

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Virginia – 1.9%

Fairfax County IDA Health Care Revenue Refunding Bonds, Inova Health System,

5.00%, 5/15/23(1) (2) (3)	$9,125	$9,454

Goochland County G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 1/15/25	1,050	1,139

Upper Occoquan Sewage Authority Regional Revenue Refunding Bonds, Prerefunded,

5.00%, 7/1/25(4)	3,000	3,286

		13,879

Washington – 6.4%

Central Puget Sound Regional Transit Authority Sales & Use Tax Improvement Revenue Refunding Bonds, Series S-1, Green Bonds, Prerefunded,

5.00%, 11/1/25(4)	3,345	3,683

Franklin County School District No. 1 Pasco G.O. Unlimited Bonds (School Board Guaranty Program),

4.00%, 12/1/28	1,500	1,537

Franklin County School District No. 1 Pasco G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

5.00%, 12/1/26	1,340	1,447

King County School District No. 411 Issaquah G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

5.00%, 12/1/24	1,045	1,070

Pierce County Bethel School District No. 403 G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

4.00%, 12/1/27	1,250	1,375

Pierce County School District No. 320 G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

4.00%, 12/1/28	650	684

Pierce County School District No. 83 University Place G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

5.00%, 12/1/26	3,205	3,461

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   261   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND † continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Washington – 6.4% continued

Seattle G.O. Limited Refunding Bonds, Series A,

4.00%, 4/1/27	$2,775	$2,983

Thurston & Pierce Counties Community Schools G.O. Unlimited Bonds (School Board Guaranty Program),

5.00%, 12/1/23	685	721

Walla Walla County School District No. 250 College Place G.O. Unlimited Bonds (School Board Guaranty Program),

4.25%, 12/1/28	2,445	2,458

Washington State G.O. Unlimited Bonds, Series 2017-A,

5.00%, 8/1/29	2,400	2,684

Washington State G.O. Unlimited Bonds, Series A-1,

5.00%, 8/1/26	1,255	1,375

Washington State G.O. Unlimited Bonds, Series E,

5.00%, 6/1/27	5,855	6,688

Washington State G.O. Unlimited Refunding Bonds, Motor Vehicle Fuel Tax,

5.00%, 7/1/25	1,000	1,009

5.00%, 7/1/26	5,000	5,046

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A,

5.00%, 7/1/24	750	757

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-2012C,

4.00%, 7/1/28	7,495	7,543

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-C,

4.00%, 7/1/27	1,840	1,887

		46,408

Wisconsin – 4.5%

Gateway Technical College District G.O. Unlimited Promissory Notes, Series A-20,

3.00%, 4/1/26	825	853

Wisconsin State G.O. Unlimited Refunding Bonds, Series 1,

5.00%, 5/1/28	1,070	1,252

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.1% continued

Wisconsin – 4.5% continued

Wisconsin State G.O. Unlimited Refunding Bonds, Series 2021-2,

5.00%, 5/1/27	$10,000	$11,472

Wisconsin State G.O. Unlimited Refunding Bonds, Series 3, Prerefunded,

5.00%, 11/1/22(4)	3,925	4,009

Wisconsin State G.O. Unlimited Refunding Bonds, Series 4,

5.00%, 5/1/26	645	694

Wisconsin State Housing & EDA Variable Revenue Refunding Bonds, Series B (HUD Sector 8 Program),

0.40%, 11/1/23(1) (2) (3)	2,010	1,950

Wisconsin State Transportation Revenue Bonds, Series A,

5.00%, 7/1/28	4,000	4,478

Wisconsin State Transportation Revenue Refunding Bonds, Series 1, Prerefunded,

5.00%, 7/1/23(4)	7,505	7,812

		32,520

Total Municipal Bonds

(Cost $668,885)		647,485

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.06%(6) (7)	24,998,025	$24,998

Total Investment Companies

(Cost $24,998)		24,998

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 8.4%

Clark County School District G.O. Limited Bonds, Series C,

5.00%, 6/15/22	$1,825	$1,839

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series C-2, Yale University,

5.00%, 2/1/23(1) (2) (3)	5,000	5,140

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   262   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 8.4% continued

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-1 (PSF, Gtd.),

1.25%, 8/15/22(1) (2) (3)	$4,250	$4,251

Goose Creek Consolidated Independent School District G.O. Unlimited Bonds, Series B (PSF, Gtd.),

0.45%, 8/15/22(1) (2) (3)	4,000	3,980

Goose Creek Consolidated Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

0.15%, 10/3/22(1) (2) (3)	2,000	1,983

King County Variable G.O. Limited Refunding Bonds, Series A,

0.23%, 4/1/22(1) (3) (8)	9,950	9,950

Los Angeles County Development Authority Multifamily Housing Variable Revenue Bonds, Sunny Garden Apartments (HUD Sector 8 Program),

0.20%, 1/1/23(1) (2) (3)	3,000	2,968

Massachusetts State Department of Transportation Metropolitan Highway System Variable Revenue Refunding Bonds, Subordinate Contracts,

5.00%, 1/1/23(1) (2) (3)	10,000	10,237

Miami-Dade County Housing Finance Authority Multifamily Housing Variable Revenue Bonds, Sunset Bay Apartments,

0.25%, 12/1/22(1) (2) (3)	2,500	2,476

Michigan State Finance Authority Revenue Notes, Series A-1 (State Aid Withholding),

3.00%, 7/20/22	3,500	3,522

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Second General Resolution Revenue Bonds,

0.23%, 4/1/22(1) (3) (8)	10,000	10,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 8.4% continued

North East Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 0.25%, 8/1/22(1) (2) (3)	$3,500	$3,500

Wisconsin State Housing & EDA Revenue Bonds, Series A, 1.60%, 11/1/22(1) (2) (3)	1,000	1,000

Total Short-Term Investments

(Cost $60,873)		60,846

Total Investments – 100.9%

(Cost $754,756)		733,329

Liabilities less Other Assets – (0.9%)		(6,789)

NET ASSETS – 100.0%		$726,540

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.
(4)	Maturity date represents the prerefunded date.
(5)	When-Issued Security. Coupon rate is not in effect at March 31, 2022.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2022 is disclosed.
(8)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

CWA - Clean Water Act

EDA - Economic Development Authority

FHA - Federal Housing Administration

G.O. - General Obligation

GANS - Grant Anticipation Notes

GARVEE - Grant Anticipation Revenue Vehicle

Gtd. - Guaranteed

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   263   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND † continued

HFA - Housing Finance Authority

HUD - Housing and Urban Development

IDA - Industrial Development Authority

LCTCS - Louisiana Community and Technical College System

MFH - Multi-Family Housing

NCROC - Northern California Retired Officers Community

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

SonyMA - State of New York Mortgage Agency

TRB - Tax Revenue Bonds

† Formerly known as the Short-Intermediate Tax-Exempt Fund.

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Municipal Bonds	89.1%

Investment Companies	3.4%

Short-Term Investments	8.4%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds(1)	$ —	$647,485	$—	$647,485

Investment Companies	24,998	—	—	24,998

Short-Term Investments	—	60,846	—	60,846

Total Investments	$24,998	$708,331	$—	$733,329
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   264   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LIMITED TERM U.S. GOVERNMENT FUND †	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 1.2%

Fannie Mae – 0.4%

Pool #555649,

7.50%, 10/1/32	$18	$19

Pool #BH9277,

3.50%, 2/1/48	151	153

		172

Freddie Mac – 0.0%

Pool #ZS7735,

2.00%, 1/1/32	4	3

Freddie Mac Gold – 0.4%

Pool #D99701,

3.00%, 11/1/32	201	201

Government National Mortgage Association – 0.3%

Government National Mortgage Association, Series 2017-95, Class QG,

2.50%, 8/20/46	135	134

Government National Mortgage Association I – 0.1%

Pool #676682,

4.50%, 6/15/25	29	29

Pool #782618,

4.50%, 4/15/24	8	9

Pool #783245,

5.00%, 9/15/24	9	9

Pool #783489,

5.00%, 6/15/25	3	3

		50

Total U.S. Government Agencies

(Cost $577)		560

U.S. GOVERNMENT OBLIGATIONS – 97.6%

U.S. Treasury Bonds – 1.1%

6.00%, 2/15/26	470	531

U.S. Treasury Inflation Indexed Notes – 11.0%

0.13%, 1/15/23	1,146	1,445

0.38%, 7/15/23	1,136	1,440

0.50%, 4/15/24	1,021	1,196

0.13%, 10/15/24	1,044	1,197

		5,278

U.S. Treasury Notes – 85.5%

2.88%, 11/30/23	398	402

2.50%, 1/31/24	546	548

0.13%, 2/15/24	542	520

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 97.6% continued

U.S. Treasury Notes – 85.5% continued

2.75%, 2/15/24	$523	$527

1.50%, 2/29/24	10,604	10,450

0.38%, 4/15/24	577	554

2.00%, 4/30/24	554	550

0.25%, 5/15/24	579	553

1.75%, 6/30/24	453	446

1.75%, 7/31/24	555	546

1.88%, 8/31/24	554	546

0.38%, 9/15/24	579	550

2.13%, 9/30/24	550	545

2.25%, 11/15/24	550	547

2.50%, 1/31/25	541	541

1.50%, 2/15/25	7,954	7,731

2.75%, 2/28/25	538	542

2.88%, 4/30/25	537	543

0.25%, 5/31/25	588	547

2.88%, 5/31/25	538	544

0.25%, 6/30/25	587	545

0.25%, 7/31/25	589	546

2.88%, 7/31/25	532	538

0.25%, 10/31/25	591	545

0.38%, 11/30/25	883	816

2.88%, 11/30/25	158	160

1.63%, 2/15/26	558	539

0.50%, 2/28/26	587	543

2.13%, 5/31/26	549	540

1.88%, 6/30/26	550	536

0.63%, 7/31/26	586	541

1.88%, 7/31/26	551	537

0.75%, 8/31/26	582	539

0.88%, 9/30/26	580	540

2.00%, 11/15/26	550	538

1.88%, 2/28/27	5,425	5,280

		41,015

Total U.S. Government Obligations

(Cost $48,241)		46,824

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   265   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM U.S. GOVERNMENT FUND † continued	MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.06%(1) (2)	91,580	$92

Total Investment Companies

(Cost $92)		92

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 1.0%

U.S. Treasury Bill, 0.05%, 4/7/22(3) (4)	$500	$500

Total Short-Term Investments

(Cost $500)		500

Total Investments – 100.0%

(Cost $49,410)		47,976

Liabilities less Other Assets – (0.0%)		(1)

NET ASSETS – 100.0%		$47,975

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2022 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged related to the Fund’s investment in futures contracts during the period. As of March 31, 2022, the Fund did not hold any open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

†	Formerly known as the Short-Intermediate U.S. Government Fund.

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Agencies	1.2%

U.S. Government Obligations	97.6%

Investment Companies	0.2%

Short-Term Investments	1.0%
(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Agencies(1)	$ —	$ 560	$—	$ 560

U.S. Government Obligations(1)	—	46,824	—	46,824

Investment Companies	92	—	—	92

Short-Term Investments	—	500	—	500

Total Investments	$92	$47,884	$—	$47,976
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   266   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

CONVERTIBLE BONDS – 0.1%

Bermuda – 0.1%

Digicel Group Holdings Ltd.,

7.00%, 4/19/22 (2) (3) (4)	$83	$66

Total Convertible Bonds

(Cost $22)		66

FOREIGN ISSUER BONDS – 93.8%

Angola – 1.3%

Angolan Government International Bond,

8.25%, 5/9/28 (4)	200	205

9.38%, 5/8/48	665	656

9.38%, 5/8/48 (4)	200	197

9.13%, 11/26/49 (4)	200	195

		1,253

Argentina – 2.0%

Argentine Republic Government International Bond,

1.00%, 7/9/29	259	88

(Step to 0.75% on 7/9/23), 0.50%, 7/9/30 (5)	1,076	361

(Step to 1.50% on 7/9/22), 1.13%, 7/9/35 (5)	1,908	582

(Step to 3.88% on 7/9/22), 2.00%, 1/9/38 (5)	834	314

(Step to 3.50% on 7/9/22), 2.50%, 7/9/41 (5)	275	97

Provincia de Buenos Aires,

(Step to 5.25% on 9/1/22), 3.90%, 9/1/37 (4) (5)	488	209

YPF S.A.,

(Step to 9.00% on 1/1/23), 4.00%, 2/12/26 (4) (5)	65	58

(Step to 9.00% on 1/1/23), 2.50%, 6/30/29 (4) (5)	300	220

		1,929

Azerbaijan – 0.8%

Republic of Azerbaijan International Bond,

3.50%, 9/1/32 (4)	612	572

Southern Gas Corridor CJSC,

6.88%, 3/24/26 (4)	200	219

		791

Bahrain – 0.5%

Bahrain Government International Bond,

5.45%, 9/16/32 (4)	250	239

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Bahrain – 0.5% continued

Oil and Gas Holding (The) Co. BSCC,

8.38%, 11/7/28 (4)	$200	$219

		458

Bermuda – 0.5%

Digicel Group Holdings Ltd.,

10.00%, 4/1/24 (3)	289	287

8.00%, 4/1/25 (3) (4)	100	87

Digicel International Finance Ltd./Digicel international Holdings Ltd.,

8.75%, 5/25/24 (4)	31	31

8.00%, 12/31/26 (4)	64	60

		465

Brazil – 7.6%

Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.40%), 6.25%,

4/15/24 (2) (4) (6)	300	286

Brazil Letras do Tesouro Nacional,

0.00%, 7/1/23 (BRL)(7)	6,639	1,201

0.00%, 1/1/24 (BRL)(7)	3,860	664

0.00%, 1/1/25 (BRL)(7)	2,282	355

Brazil Notas do Tesouro Nacional, Serie F,

10.00%, 1/1/23 (BRL)	2,200	453

10.00%, 1/1/25 (BRL)	6,048	1,228

10.00%, 1/1/27 (BRL)	3,628	726

10.00%, 1/1/29 (BRL)	2,000	393

10.00%, 1/1/31 (BRL)	496	96

Brazilian Government International Bond,

8.25%, 1/20/34	38	47

7.13%, 1/20/37	103	117

5.00%, 1/27/45	600	533

Oi Movel S.A.,

8.75%, 7/30/26 (4)	270	274

Oi S.A., (100% Cash), 10.00%,(100% Cash),

7/27/25 (3) (4)	1,160	879

		7,252

Cayman Islands – 0.5%

Central China Real Estate Ltd.,

6.88%, 8/8/22 (4)	200	148

7.75%, 5/24/24 (4)	400	176

Fantasia Holdings Group Co. Ltd.,

15.00%, 12/18/21 (4) (8)	335	45

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   267   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Cayman Islands – 0.5% continued

7.95%, 7/5/22 (4) (8)	$335	$46

12.25%, 10/18/22 (4) (8)	200	27

10.88%, 1/9/23 (4) (8)	200	27

		469

Chile – 1.7%

Bonos de la Tesoreria de la Republica en pesos,

4.00%, 3/1/23 (CLP)	160,000	198

4.50%, 3/1/26 (CLP)	200,000	237

5.00%, 10/1/28 (CLP)	270,000	319

5.00%, 3/1/35 (CLP)	150,000	173

Chile Government International Bond,

3.10%, 1/22/61	246	203

Corp. Nacional del Cobre de Chile,

5.63%, 10/18/43 (4)	200	231

4.88%, 11/4/44 (4)	200	210

		1,571

China – 5.8%

CFLD Cayman Investment Ltd.,

9.00%, 7/31/21 (4) (8)	425	64

6.90%, 1/13/23 (4) (8)	300	45

China Evergrande Group,

8.25%, 3/23/22 (4) (8)	305	41

11.50%, 1/22/23 (4) (8)	200	24

7.50%, 6/28/23 (4) (8)	1,270	162

10.50%, 4/11/24 (4) (8)	450	56

8.75%, 6/28/25 (4) (8)	600	72

China Government Bond,

2.94%, 10/17/24 (CNH)	3,270	521

3.02%, 10/22/25 (CNY)	4,930	790

2.68%, 5/21/30 (CNY)	7,000	1,087

3.27%, 11/19/30 (CNH)	4,570	742

2.75%, 2/17/32 (CNY)	1,960	308

3.81%, 9/14/50 (CNY)	1,000	169

3.72%, 4/12/51 (CNY)	1,400	233

Kaisa Group Holdings Ltd.,

11.25%, 4/9/22 (4) (8)	200	39

8.50%, 6/30/22 (4) (8)	415	75

11.95%, 10/22/22 (4) (8)	200	40

11.50%, 1/30/23 (4) (8)	200	38

10.88%, 7/23/23 (4) (8)	200	38

9.38%, 6/30/24 (4) (8)	465	89

11.70%, 11/11/25 (4) (8)	200	35

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

China – 5.8% continued

11.65%, 6/1/26 (4) (8)	$201	$38

KWG Group Holdings Ltd.,

6.00%, 9/15/22 (4)	200	118

Scenery Journey Ltd.,

11.50%, 10/24/22 (4) (8)	520	52

12.00%, 10/24/23 (4) (8)	200	17

Sinopec Group Overseas Development 2012 Ltd.,

4.88%, 5/17/42 (4)	200	212

Sunac China Holdings Ltd.,

7.25%, 6/14/22 (4)	200	76

7.95%, 8/8/22 (4)	200	62

7.95%, 10/11/23 (4)	400	105

Yuzhou Group Holdings Co. Ltd.,

8.50%, 2/4/23 (4) (8)	400	56

9.95%, 6/8/23 (4) (8)	200	27

7.38%, 1/13/26 (4) (8)	200	26

6.35%, 1/13/27 (4) (8)	200	21

Zhenro Properties Group Ltd.,

8.30%, 9/15/23 (4)	200	23

		5,501

Colombia – 3.6%

Colombia Government International Bond,

8.13%, 5/21/24	48	52

3.88%, 4/25/27	200	192

4.50%, 3/15/29	300	290

7.38%, 9/18/37	100	112

6.13%, 1/18/41	165	160

5.00%, 6/15/45	450	379

Colombian TES,

10.00%, 7/24/24 (COP)	1,500,000	408

5.75%, 11/3/27 (COP)	1,056,300	237

6.00%, 4/28/28 (COP)	4,377,200	980

7.00%, 3/26/31 (COP)	607,600	136

7.00%, 6/30/32 (COP)	548,900	120

7.25%, 10/18/34 (COP)	131,700	28

6.25%, 7/9/36 (COP)	724,300	140

7.25%, 10/26/50 (COP)	140,800	28

Empresas Publicas de Medellin ESP,

8.38%, 11/8/27 (COP)(4)	693,000	160

		3,422

Costa Rica – 0.2%

Costa Rica Government International Bond,

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   268   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Costa Rica – 0.2% continued

5.63%, 4/30/43 (4)	$200	$175

Croatia – 0.2%

Croatia Government International Bond,

6.00%, 1/26/24 (4)	200	212

Czech Republic – 1.7%

Czech Republic Government Bond,

0.45%, 10/25/23 (CZK)(4)	23,500	998

2.50%, 8/25/28 (CZK)	2,710	113

2.75%, 7/23/29 (CZK)	4,340	184

0.05%, 11/29/29 (CZK)	1,350	46

0.95%, 5/15/30 (CZK)(4)	90	3

1.75%, 6/23/32 (CZK)	3,980	153

2.00%, 10/13/33 (CZK)	3,580	137

4.20%, 12/4/36 (CZK)(4)	390	19

		1,653

Dominican Republic – 2.5%

Dominican Republic International Bond,

5.50%, 1/27/25 (4)	250	258

6.88%, 1/29/26 (4)	130	138

4.88%, 9/23/32 (4)	380	344

5.30%, 1/21/41 (4)	150	130

7.45%, 4/30/44 (4)	190	201

6.85%, 1/27/45 (4)	800	792

6.50%, 2/15/48 (4)	200	190

5.88%, 1/30/60 (4)	416	356

		2,409

Ecuador – 1.7%

Ecuador Government International Bond,

(Step to 5.50% on 7/31/22), 5.00%, 7/31/30 (5) (9)	206	170

0.00%, 7/31/30 (7) (9)	67	38

(Step to 2.50% on 7/31/22), 1.00%, 7/31/35 (4) (5)	73	48

(Step to 2.50% on 7/31/22), 1.00%, 7/31/35 (5) (9)	1,618	1,055

(Step to 1.50% on 7/31/22), 0.50%, 7/31/40 (4) (5)	85	48

(Step to 1.50% on 7/31/22), 0.50%, 7/31/40 (5) (9)	466	263

		1,622

Egypt – 2.7%

Egypt Government Bond,

14.05%, 7/21/22 (EGP)	704	38

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Egypt – 2.7% continued

14.14%, 10/20/22 (EGP)	$431	$24

14.31%, 10/13/23 (EGP)	620	34

14.48%, 4/6/26 (EGP)	2,324	122

14.56%, 7/6/26 (EGP)	1,372	72

Egypt Government International Bond,

7.60%, 3/1/29 (4)	725	691

7.63%, 5/29/32 (4)	200	182

8.50%, 1/31/47 (4)	600	513

7.90%, 2/21/48 (4)	700	570

8.70%, 3/1/49 (4)	200	171

8.88%, 5/29/50 (4)	200	174

		2,591

El Salvador – 0.4%

El Salvador Government International Bond,

8.63%, 2/28/29 (4)	381	183

8.25%, 4/10/32	49	24

7.65%, 6/15/35 (4)	19	9

7.63%, 2/1/41 (4)	150	69

7.13%, 1/20/50 (4)	300	133

		418

Gabon – 0.2%

Gabon Government International Bond,

6.63%, 2/6/31 (4)	200	190

Ghana – 0.9%

Ghana Government International Bond,

10.75%, 10/14/30 (4)	400	424

7.88%, 2/11/35 (4)	200	140

8.88%, 5/7/42 (4)	200	141

8.95%, 3/26/51 (4)	215	151

		856

Guatemala – 0.6%

Guatemala Government Bond,

5.38%, 4/24/32 (4)	375	392

6.13%, 6/1/50 (4)	200	210

		602

Honduras – 0.3%

Honduras Government International Bond,

6.25%, 1/19/27 (4)	150	142

5.63%, 6/24/30 (4)	150	136

		278

Hungary – 1.7%

Hungary Government Bond,

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   269   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Hungary – 1.7% continued

1.50%, 8/24/22 (HUF)	$80,000	$237

2.50%, 10/24/24 (HUF)	115,000	315

3.00%, 10/27/27 (HUF)	60,000	153

6.75%, 10/22/28 (HUF)	5,670	17

3.00%, 8/21/30 (HUF)	71,000	173

4.75%, 11/24/32 (HUF)	11,290	31

3.00%, 10/27/38 (HUF)	13,340	28

3.00%, 4/25/41 (HUF)	45,000	91

Hungary Government International Bond,

5.75%, 11/22/23	202	211

5.38%, 3/25/24	118	124

2.13%, 9/22/31 (4)	200	181

		1,561

India – 0.2%

Export-Import Bank of India,

4.00%, 1/14/23 (4)	200	201

Indonesia – 8.1%

Indonesia Asahan Aluminium Persero PT,

6.76%, 11/15/48 (4)	200	224

Indonesia Government International Bond,

6.63%, 2/17/37 (4)	400	499

7.75%, 1/17/38 (4)	200	274

5.25%, 1/17/42 (4)	850	948

5.13%, 1/15/45 (4)	200	221

5.95%, 1/8/46 (4)	200	245

Indonesia Treasury Bond,

5.63%, 5/15/23 (IDR)	1,712,000	122

8.38%, 3/15/24 (IDR)	765,000	57

8.13%, 5/15/24 (IDR)	1,775,000	133

8.38%, 9/15/26 (IDR)	5,775,000	446

7.00%, 5/15/27 (IDR)	2,136,000	156

9.00%, 3/15/29 (IDR)	973,000	76

8.25%, 5/15/29 (IDR)	2,191,000	166

10.50%, 8/15/30 (IDR)	2,308,000	199

7.00%, 9/15/30 (IDR)	3,638,000	258

6.50%, 2/15/31 (IDR)	5,000,000	343

7.75%, 4/15/31 (IDR)	1,177,000	87

8.75%, 5/15/31 (IDR)	10,599,000	837

9.50%, 7/15/31 (IDR)	13,412,000	1,101

8.38%, 3/15/34 (IDR)	2,949,000	225

7.50%, 6/15/35 (IDR)	974,000	70

8.25%, 5/15/36 (IDR)	8,123,000	615

7.50%, 5/15/38 (IDR)	1,561,000	111

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Indonesia – 8.1% continued

8.38%, 4/15/39 (IDR)	$1,310,000	$101

Perusahaan Penerbit SBSN Indonesia III,

4.55%, 3/29/26 (4)	200	212

		7,726

Ivory Coast – 0.8%

Ivory Coast Government International Bond,

5.88%, 10/17/31 (EUR) (4)	119	122

6.13%, 6/15/33 (4)	540	525

6.88%, 10/17/40 (EUR) (4)	125	126

		773

Kazakhstan – 0.8%

Kazakhstan Government International Bond,

8.05%, 5/20/24 (KZT) (4) (10)	150,000	294

6.50%, 7/21/45 (4)	200	231

KazMunayGas National Co. JSC,

5.38%, 4/24/30 (4)	200	193

		718

Kenya – 0.3%

Republic of Kenya Government International Bond,

6.88%, 6/24/24 (4)	300	302

Lebanon – 0.3%

Lebanon Government International Bond,

6.38%, 3/9/20 (4) (8)	117	14

5.80%, 4/14/20 (8)	149	18

6.15%, 6/19/20 (8)	182	22

8.25%, 4/12/21 (4) (8)	215	27

6.10%, 10/4/22 (4) (8)	456	57

6.00%, 1/27/23 (4) (8)	231	28

6.60%, 11/27/26 (4) (8)	97	12

6.85%, 3/23/27 (4) (8)	168	21

7.00%, 3/23/32 (4) (8)	113	14

7.05%, 11/2/35 (4) (8)	11	1

7.25%, 3/23/37 (4) (8)	349	43

		257

Malaysia – 4.0%

Malaysia Government Bond,

3.80%, 9/30/22 (MYR)	3,100	745

3.90%, 11/30/26 (MYR)	2,587	628

3.73%, 6/15/28 (MYR)	2,400	569

3.89%, 8/15/29 (MYR)	489	116

3.58%, 7/15/32 (MYR)	1,307	303

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   270   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Malaysia – 4.0% continued

3.83%, 7/5/34 (MYR)	$1,868	$426

4.25%, 5/31/35 (MYR)	877	208

4.76%, 4/7/37 (MYR)	322	81

4.92%, 7/6/48 (MYR)	203	51

4.07%, 6/15/50 (MYR)	550	121

Malaysia Government Investment Issue,

3.47%, 10/15/30 (MYR)	454	104

3.45%, 7/15/36 (MYR)	163	35

Petronas Capital Ltd.,

4.55%, 4/21/50 (4)	200	220

3.40%, 4/28/61 (4)	200	176

		3,783

Mexico – 8.5%

Comision Federal de Electricidad,

8.18%, 12/23/27 (MXN)	2,060	93

Mexican Bonos,

8.00%, 12/7/23 (MXN)	7,000	350

10.00%, 12/5/24 (MXN)	10,000	521

7.50%, 6/3/27 (MXN)	20,740	1,001

8.50%, 5/31/29 (MXN)	12,234	620

7.75%, 5/29/31 (MXN)	6,000	291

7.75%, 11/23/34 (MXN)	2,740	132

10.00%, 11/20/36 (MXN)	9,440	543

8.50%, 11/18/38 (MXN)	11,330	579

7.75%, 11/13/42 (MXN)	6,770	317

Mexico Government International Bond,

4.75%, 4/27/32	490	519

6.05%, 1/11/40	30	34

4.75%, 3/8/44	38	37

5.55%, 1/21/45	80	87

3.77%, 5/24/61	425	343

3.75%, 4/19/71	200	159

5.75%, 10/12/10 (11)	386	391

Petroleos Mexicanos,

7.19%, 9/12/24 (MXN) (4)	3,090	146

5.95%, 1/28/31	415	383

6.70%, 2/16/32	29	27

6.75%, 9/21/47	770	626

6.35%, 2/12/48	142	112

7.69%, 1/23/50	350	306

6.95%, 1/28/60	500	406

		8,023

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Mongolia – 0.2%

Development Bank of Mongolia LLC,

7.25%, 10/23/23 (4)	$200	$202

Mongolian Mining Corp.,

2.34%, 10/1/22 (2) (3)	60	23

		225

Morocco – 0.7%

Morocco Government International Bond,

4.25%, 12/11/22 (4)	210	213

2.38%, 12/15/27 (4)	500	457

		670

Mozambique – 0.5%

Mozambique International Bond,

(Step to 9.00% on 9/15/23), 5.00%, 9/15/31 (4) (5)	500	432

Nigeria – 1.2%

Nigeria Government International Bond,

8.75%, 1/21/31 (4)	200	202

7.38%, 9/28/33 (4)	215	196

7.70%, 2/23/38 (4)	200	175

7.63%, 11/28/47 (4)	200	167

8.25%, 9/28/51 (9)	200	174

8.25%, 9/28/51 (4)	200	175

		1,089

Oman – 1.6%

Oman Government International Bond,

5.63%, 1/17/28 (4)	200	207

6.50%, 3/8/47 (4)	620	610

6.75%, 1/17/48 (4)	711	712

		1,529

Pakistan – 1.0%

Pakistan Government International Bond,

8.25%, 4/15/24 (4)	400	352

7.38%, 4/8/31 (4)	590	441

8.88%, 4/8/51 (4)	200	139

		932

Panama – 0.8%

Panama Government International Bond,

8.88%, 9/30/27	51	65

9.38%, 4/1/29	48	65

6.70%, 1/26/36	70	86

4.30%, 4/29/53	200	192

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   271   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Panama – 0.8% continued

4.50%, 4/1/56	$200	$195

3.87%, 7/23/60	200	175

		778

Papua New Guinea – 0.2%

Papua New Guinea Government International Bond,

8.38%, 10/4/28 (4)	200	172

Paraguay – 0.7%

Paraguay Government International Bond,

4.95%, 4/28/31 (4)	399	417

5.60%, 3/13/48 (4)	200	205

		622

Peru – 1.6%

Peru Government Bond,

6.15%, 8/12/32 (PEN)	1,300	341

5.40%, 8/12/34 (PEN)	565	135

5.35%, 8/12/40 (PEN)	326	73

Peruvian Government International Bond,

7.35%, 7/21/25	118	134

6.95%, 8/12/31 (PEN)(4)	770	214

8.75%, 11/21/33	170	246

2.78%, 12/1/60	131	102

3.23%, 7/28/21 (12)	75	57

Petroleos del Peru S.A.,

5.63%, 6/19/47 (4)	200	168

		1,470

Philippines – 0.7%

Philippine Government International Bond,

10.63%, 3/16/25	48	59

9.50%, 2/2/30	92	130

7.75%, 1/14/31	100	131

6.38%, 10/23/34	100	126

5.00%, 1/13/37	200	224

		670

Poland – 2.4%

Republic of Poland Government Bond,

2.50%, 1/25/23 (PLN)	3,100	724

3.25%, 7/25/25 (PLN)	682	151

2.50%, 7/25/26 (PLN)	2,232	470

2.50%, 7/25/27 (PLN)	1,196	247

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Poland – 2.4% continued

2.75%, 10/25/29 (PLN)	$1,384	$281

1.25%, 10/25/30 (PLN)	2,150	379

		2,252

Qatar – 2.1%

Qatar Energy,

3.13%, 7/12/41 (4)	200	182

Qatar Government International Bond,

3.25%, 6/2/26 (4)	200	204

4.00%, 3/14/29 (4)	689	737

3.75%, 4/16/30 (4)	357	378

5.10%, 4/23/48 (4)	225	276

4.82%, 3/14/49 (4)	200	238

		2,015

Romania – 1.6%

Romania Government Bond,

5.80%, 7/26/27 (RON)	930	207

4.15%, 10/24/30 (RON)	920	181

Romanian Government International Bond,

4.38%, 8/22/23 (4)	34	35

3.00%, 2/27/27 (9)	38	37

3.62%, 5/26/30 (EUR)(4)	37	40

3.00%, 2/14/31 (4)	30	28

3.63%, 3/27/32 (9)	60	56

6.13%, 1/22/44 (4)	24	28

5.13%, 6/15/48 (4)	600	625

3.38%, 1/28/50 (EUR)(4)	164	146

4.00%, 2/14/51 (4)	170	148

		1,531

Russia – 0.2%

Russian Federal Bond - OFZ,

7.75%, 9/16/26 (RUB)(8)	16,838	10

7.95%, 10/7/26 (RUB)(8)	14,913	9

8.15%, 2/3/27 (RUB)(8)	24,905	15

6.00%, 10/6/27 (RUB)(8)	30,000	19

7.05%, 1/19/28 (RUB)(8)	14,386	9

6.90%, 5/23/29 (RUB)(8)	44,365	27

7.65%, 4/10/30 (RUB)(8)	45,948	28

8.50%, 9/17/31 (RUB)(8)	14,441	9

7.70%, 3/23/33 (RUB)(8)	24,731	15

7.25%, 5/10/34 (RUB)(8)	4,043	3

		144

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   272   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Rwanda – 0.2%

Rwanda International Government Bond,

5.50%, 8/9/31 (4)	$200	$183

Saudi Arabia – 0.9%

Saudi Government International Bond,

4.50%, 10/26/46 (4)	200	211

5.00%, 4/17/49 (4)	200	228

3.75%, 1/21/55 (4)	200	193

3.45%, 2/2/61 (4)	200	178

		810

South Africa – 6.2%

Republic of South Africa Government Bond,

10.50%, 12/21/26 (ZAR)	2,014	150

8.00%, 1/31/30 (ZAR)	10,237	640

7.00%, 2/28/31 (ZAR)	2,731	156

8.25%, 3/31/32 (ZAR)	27,674	1,692

8.88%, 2/28/35 (ZAR)	6,562	404

6.25%, 3/31/36 (ZAR)	2,511	121

8.50%, 1/31/37 (ZAR)	14,479	846

6.50%, 2/28/41 (ZAR)	1,752	80

8.75%, 1/31/44 (ZAR)	1,295	75

8.75%, 2/28/48 (ZAR)	11,851	682

Republic of South Africa Government International Bond,

4.30%, 10/12/28	740	715

5.00%, 10/12/46	200	166

5.65%, 9/27/47	200	174

		5,901

Sri Lanka – 0.2%

Sri Lanka Government International Bond,

6.85%, 3/14/24 (4)	200	98

7.85%, 3/14/29 (4)	200	95

		193

Thailand – 2.8%

Thailand Government Bond,

2.40%, 12/17/23 (THB)	21,500	665

2.13%, 12/17/26 (THB)	3,800	117

2.88%, 12/17/28 (THB)	2,337	73

3.78%, 6/25/32 (THB)	10,214	343

1.59%, 12/17/35 (THB)	8,060	204

3.40%, 6/17/36 (THB)	4,836	151

3.30%, 6/17/38 (THB)	30,606	929

2.00%, 6/17/42 (THB)	2,650	63

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Thailand – 2.8% continued

2.88%, 6/17/46 (THB)	$1,156	$31

3.60%, 6/17/67 (THB)	1,084	33

		2,609

Turkey – 1.5%

Turkey Government Bond,

12.60%, 10/1/25 (TRY)	570	29

10.60%, 2/11/26 (TRY)	838	38

11.00%, 2/24/27 (TRY)	1,087	46

11.70%, 11/13/30 (TRY)	570	22

Turkey Government International Bond,

5.75%, 3/22/24	200	198

5.13%, 2/17/28	300	263

4.88%, 4/16/43	545	386

5.75%, 5/11/47	535	398

		1,380

Ukraine – 1.0%

State Agency of Roads of Ukraine,

6.25%, 6/24/28 (4) (10)	200	85

Ukraine Government Bond,

17.00%, 5/11/22 (UAH)	442	10

11.15%, 8/26/22 (UAH)	927	16

15.97%, 4/19/23 (UAH)	1,006	15

10.95%, 11/1/23 (UAH)	3,377	46

15.84%, 2/26/25 (UAH)	2,096	23

Ukraine Government International Bond,

7.75%, 9/1/23 (4) (10)	100	52

15.84%, 2/26/25 (UAH)(4) (10)	8,000	89

7.75%, 9/1/26 (4) (10)	250	109

6.88%, 5/21/29 (4) (10)	400	169

7.38%, 9/25/32 (4) (10)	648	275

7.25%, 3/15/33 (4) (10)	212	93

		982

United Arab Emirates – 0.6%

Abu Dhabi Government International Bond,

3.13%, 9/30/49 (4)	200	184

3.88%, 4/16/50 (4)	200	210

Emirate of Dubai Government International Bonds,

5.25%, 1/30/43 (4)	200	207

		601

United Kingdom – 1.2%

Standard Chartered Bank,

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   273   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

United Kingdom – 1.2% continued

19.25%, 1/20/27 (GHS)(4) (13)	$2,600	$326

Tullow Oil PLC,

10.25%, 5/15/26 (4)	200	204

Vedanta Resources Finance II PLC,

13.88%, 1/21/24 (4)	200	209

8.95%, 3/11/25 (4)	200	194

Vedanta Resources Ltd.,

6.38%, 7/30/22 (4)	210	204

		1,137

Uruguay – 1.4%

Uruguay Government International Bond,

8.50%, 3/15/28 (UYU)(4)	3,171	75

4.38%, 12/15/28 (UYU)	601	40

8.25%, 5/21/31 (UYU)	11,065	258

7.88%, 1/15/33	51	71

7.63%, 3/21/36	79	112

3.88%, 7/2/40 (UYU)	13,234	426

4.13%, 11/20/45	68	74

5.10%, 6/18/50	81	95

4.98%, 4/20/55	157	183

		1,334

Uzbekistan – 0.2%

Republic of Uzbekistan International Bond,

5.38%, 2/20/29 (4)	200	201

Venezuela – 0.5%

Petroleos de Venezuela S.A.,

8.50%, 10/27/20 (4) (8) (10)	1,480	237

9.00%, 11/17/21 (4) (8) (10)	172	12

12.75%, 2/17/22 (4) (8) (10)	92	6

5.38%, 4/12/27 (4) (8) (10)	77	5

9.75%, 5/17/35 (4) (8) (10)	222	14

Venezuela Government International Bond,

7.75%, 10/13/19 (4) (8) (10)	72	6

12.75%, 8/23/22 (4) (8) (10)	151	12

9.00%, 5/7/23 (4) (8) (10)	62	5

8.25%, 10/13/24 (4) (8) (10)	141	12

11.75%, 10/21/26 (4) (8) (10)	632	52

9.25%, 9/15/27 (8)	186	15

9.25%, 5/7/28 (4) (8) (10)	102	8

11.95%, 8/5/31 (4) (8) (10)	1,045	86

		470

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 93.8% continued

Vietnam – 0.5%

Viet Nam Debt & Asset Trading Corp.,

1.00%, 10/10/25 (4)	$300	$270

Vietnam Government International Bond,

4.80%, 11/19/24 (4)	200	207

		477

Zambia – 0.7%

Zambia Government International Bond,

5.38%, 9/20/22 (4) (8)	785	544

8.97%, 7/30/27 (4) (8)	200	143

		687

Total Foreign Issuer Bonds

(Cost $110,129)		88,957

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 5.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.06%(14) (15)	5,264,772	$5,265

Total Investment Companies

(Cost $5,265)		5,265

Total Investments – 99.4%

(Cost $115,416)		94,288

Other Assets less Liabilities – 0.6%		566

Net Assets – 100.0%		$94,854

(1)	Principal amount is in USD unless otherwise indicated.
(2)	Perpetual bond. Maturity date represents next call date.
(3)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(4)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(5)	Step coupon bond. Rate as of March 31, 2022 is disclosed.
(6)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2022.
(7)	Zero coupon bond.
(8)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(10)

Restricted security that has been deemed illiquid. At March 31, 2022, the value of these restricted illiquid securities amounted to approximately $1,621,000 or 1.7% of net assets. Additional information on these restricted illiquid securities is as follows:

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   274   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Kazakhstan Government International Bond, 8.05%, 5/20/24	6/25/21	$342

Petroleos de Venezuela S.A., 8.50%, 10/27/20	4/4/17-11/14/18	1,199

Petroleos de Venezuela S.A., 9.00%, 11/17/21	1/19/16-6/14/17	100

Petroleos de Venezuela S.A., 12.75%, 2/17/22	3/10/16-6/14/17	51

Petroleos de Venezuela S.A., 5.38%, 4/12/27	7/19/16-6/14/17	30

Petroleos de Venezuela S.A., 9.75%, 5/17/35	6/20/16-6/14/17	105

State Agency of Roads of Ukraine, 6.25%, 6/24/28	6/17/21	200

Ukraine Government International Bond, 7.75%, 9/1/23	8/7/17	101

Ukraine Government International Bond, 15.84%, 2/26/25	6/12/19	303

Ukraine Government International Bond, 7.75%, 9/1/26	1/5/21-9/17/21	277

Ukraine Government International Bond, 6.88%, 5/21/29	6/18/21-2/17/22	367

Ukraine Government International Bond, 7.38%, 9/25/32	9/19/17-1/22/21	626

Ukraine Government International Bond, 7.25%, 3/15/33	11/27/20	224

Venezuela Government International Bond, 7.75%, 10/13/19	6/14/17-8/11/17	43

Venezuela Government International Bond, 12.75%, 8/23/22	4/29/16-7/27/18	49

Venezuela Government International Bond, 9.00%, 5/7/23	6/14/17-8/11/17	29

Venezuela Government International Bond, 8.25%, 10/13/24	6/14/17-8/11/17	63

Venezuela Government International Bond, 11.75%, 10/21/26	3/3/17-11/13/17	333

Venezuela Government International Bond, 9.25%, 5/7/28	8/11/17-5/15/18	31

Venezuela Government International Bond, 11.95%, 8/5/31	3/3/17-7/27/18	480

(11)	Century bond maturing in 2110.

(12)	Century bond maturing in 2121.

(13)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(14)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(15)	7-day current yield as of March 31, 2022 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

10Y – 10 Year

CETIP – Central of Custody and Financial Settlement of Securities

CFETS – China Foreign Exchange Trade System

CMT – Constant Maturity

USD – United States Dollar

BRL - Brazilian Real

CLP - Chilean Peso

CNH - Chinese Offshore Yuan

CNY - Chinese Yuan Renminbi

COP - Colombian Peso

CZK - Czech Koruna

EGP - Egyptian Pound

EUR - Euro

GHS - Ghanaian Cedi

HUF - Hungarian Forint

IDR - Indonesian Rupiah

KZT - Kazakhstan Tenge

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

RON - Romanian Leu

RUB - Russian Ruble

THB - Thai Baht

TRY - Turkish Lira

UAH - Ukraine Hryvnia

UYU - Uruguayan Peso

ZAR - South African Rand

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   275   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

At March 31, 2022, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Barclays	Philippine Peso	1,552	United States Dollar	30	4/29/22	$—	*

Barclays	Russian Ruble	22,272	United States Dollar	273	4/29/22	13

Barclays	Taiwan Dollar	3,660	United States Dollar	129	4/1/22	2

Barclays	Turkish Lira	696	United States Dollar	46	5/12/22	—	*

Barclays	United States Dollar	6	Turkish Lira	100	6/10/22	—	*

BNP	Brazilian Real	1,020	United States Dollar	215	4/4/22	1

BNP	Chinese Offshore Yuan	3,778	United States Dollar	595	5/10/22	3

BNP	Indian Rupee	1,519	United States Dollar	20	4/29/22	—	*

BNP	Indonesian Rupiah	1,931,296	United States Dollar	135	4/29/22	1

BNP	Polish Zloty	1,063	United States Dollar	255	4/29/22	2

BNP	Taiwan Dollar	9,555	United States Dollar	334	4/1/22	—	*

BNP	Taiwan Dollar	13,217	United States Dollar	462	4/29/22	—	*

BNP	Thai Baht	5,196	United States Dollar	160	4/29/22	4

BNP	United States Dollar	199	Brazilian Real	1,020	4/4/22	15

BNP	United States Dollar	140	Chilean Peso	110,883	4/29/22	—	*

BNP	United States Dollar	156	Czech Koruna	3,476	4/4/22	1

BNP	United States Dollar	427	Czech Koruna	9,683	6/30/22	7

BNP	United States Dollar	74	Indonesian Rupiah	1,071,341	4/29/22	—	*

BNP	United States Dollar	158	Mexican Peso	3,268	4/29/22	5

BNP	United States Dollar	20	Polish Zloty	86	6/30/22	1

JPMorgan Chase	Indonesian Rupiah	615,783	United States Dollar	43	7/12/22	—	*

JPMorgan Chase	Russian Ruble	15,178	United States Dollar	198	4/29/22	21

JPMorgan Chase	United States Dollar	138	Chilean Peso	112,533	4/29/22	4

JPMorgan Chase	United States Dollar	64	Hungarian Forint	21,771	6/30/22	1

JPMorgan Chase	United States Dollar	66	Mexican Peso	1,372	4/29/22	3

JPMorgan Chase	United States Dollar	85	Peruvian Nuevo Sol	326	4/29/22	4

Merrill Lynch	Russian Ruble	10,869	United States Dollar	136	4/29/22	9

Merrill Lynch	United States Dollar	40	Brazilian Real	193	5/3/22	—	*

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Merrill Lynch	United States Dollar	76	Chilean Peso	61,202	4/29/22	$2

Merrill Lynch	United States Dollar	88	Chinese Offshore Yuan	559	5/10/22	—	*

Merrill Lynch	United States Dollar	468	Mexican Peso	9,803	4/29/22	22

Merrill Lynch	United States Dollar	40	Peruvian Nuevo Sol	149	4/29/22	1

Merrill Lynch	United States Dollar	285	Thai Baht	9,548	5/31/22	2

Morgan Stanley	United States Dollar	155	Brazilian Real	750	5/3/22	1

Morgan Stanley	United States Dollar	60	South African Rand	935	4/29/22	4

Morgan Stanley	United States Dollar	283	Thai Baht	9,548	6/15/22	4

Santander	Brazilian Real	1,545	United States Dollar	326	4/4/22	2

Santander	United States Dollar	303	Brazilian Real	1,545	4/4/22	20

Santander	United States Dollar	205	Chilean Peso	166,153	4/29/22	5

Santander	United States Dollar	323	Colombian Peso	1,255,000	4/29/22	9

Santander	United States Dollar	353	Mexican Peso	7,334	4/29/22	14

Standard Chartered Bank	Malaysian Ringgit	1,575	United States Dollar	375	4/29/22	3

Standard Chartered Bank	Taiwan Dollar	8,459	United States Dollar	301	4/1/22	5

Standard Chartered Bank	United States Dollar	174	Indonesian Rupiah	2,501,576	4/29/22	—	*

Standard Chartered Bank	United States Dollar	140	Mexican Peso	2,888	4/29/22	4

Standard Chartered Bank	United States Dollar	45	Peruvian Nuevo Sol	167	4/29/22	—	*

Standard Chartered Bank	United States Dollar	56	Philippine Peso	2,909	4/29/22	—	*

Subtotal Appreciation						195

Barclays	Czech Koruna	2,072	United States Dollar	89	4/4/22	(5)

Barclays	Indonesian Rupiah	1,058,824	United States Dollar	74	4/29/22	—	*

Barclays	Indonesian Rupiah	1,455,419	United States Dollar	101	5/10/22	—	*

Barclays	Romanian Leu	66	United States Dollar	15	6/30/22	—	*

Barclays	Russian Ruble	6,664	United States Dollar	57	4/29/22	(22)

Barclays	South African Rand	2,489	United States Dollar	161	5/10/22	(9)

Barclays	Turkish Lira	696	United States Dollar	46	4/12/22	(1)

Barclays	Turkish Lira	1,207	United States Dollar	77	6/10/22	(1)

Barclays	United States Dollar	58	Czech Koruna	1,265	4/29/22	(1)

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   276   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Barclays	United States Dollar	462	Hungarian Forint	144,631	5/31/22	$(30)

Barclays	United States Dollar	678	Polish Zloty	2,712	5/31/22	(37)

Barclays	United States Dollar	317	Russian Ruble	24,861	4/29/22	(26)

Barclays	United States Dollar	128	Taiwan Dollar	3,660	4/1/22	— *

Barclays	United States Dollar	340	Thai Baht	11,113	4/29/22	(5)

Barclays	United States Dollar	47	Turkish Lira	696	4/12/22	— *

BNP	Colombian Peso	1,147,819	United States Dollar	285	4/29/22	(18)

BNP	Czech Koruna	1,404	United States Dollar	61	4/4/22	(3)

BNP	Czech Koruna	3,476	United States Dollar	156	4/29/22	(1)

BNP	Euro	382	United States Dollar	421	4/20/22	(2)

BNP	Russian Ruble	14,700	United States Dollar	120	4/29/22	(52)

BNP	United States Dollar	433	Chinese Offshore Yuan	2,753	5/10/22	(1)

BNP	United States Dollar	255	Polish Zloty	1,063	4/4/22	(2)

BNP	United States Dollar	192	Russian Ruble	14,727	4/29/22	(20)

BNP	United States Dollar	334	Taiwan Dollar	9,555	4/1/22	— *

Citibank	Colombian Peso	616,198	United States Dollar	155	4/29/22	(8)

Citibank	Polish Zloty	725	United States Dollar	167	4/4/22	(6)

JPMorgan Chase	Brazilian Real	822	United States Dollar	160	4/4/22	(13)

JPMorgan Chase	Colombian Peso	398,204	United States Dollar	99	4/29/22	(7)

JPMorgan Chase	Indonesian Rupiah	615,783	United States Dollar	43	4/12/22	— *

JPMorgan Chase	Peruvian Nuevo Sol	318	United States Dollar	82	4/29/22	(4)

JPMorgan Chase	United States Dollar	174	Brazilian Real	822	4/4/22	(1)

JPMorgan Chase	United States Dollar	24	Egyptian Pound	378	5/12/22	(3)

JPMorgan Chase	United States Dollar	43	Indonesian Rupiah	615,783	4/12/22	— *

JPMorgan Chase	United States Dollar	184	Russian Ruble	15,178	4/29/22	(7)

JPMorgan Chase	United States Dollar	348	Thai Baht	11,238	5/31/22	(10)

Merrill Lynch	Brazilian Real	1,331	United States Dollar	265	4/4/22	(14)

Merrill Lynch	Chilean Peso	24,575	United States Dollar	30	4/29/22	(1)

Merrill Lynch	Mexican Peso	3,368	United States Dollar	160	4/29/22	(8)

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Merrill Lynch	Polish Zloty	338	United States Dollar	78	4/4/22	$(2)

Merrill Lynch	United States Dollar	281	Brazilian Real	1,331	4/4/22	(1)

Merrill Lynch	United States Dollar	75	Chilean Peso	59,302	4/29/22	— *

Merrill Lynch	United States Dollar	481	Thai Baht	15,964	4/29/22	(1)

Morgan Stanley	Chilean Peso	73,296	United States Dollar	90	4/29/22	(3)

Morgan Stanley	Chinese Offshore Yuan	1,003	United States Dollar	157	5/10/22	— *

Morgan Stanley	Mexican Peso	4,122	United States Dollar	195	4/29/22	(11)

Morgan Stanley	Thai Baht	5,016	United States Dollar	150	4/29/22	(1)

Morgan Stanley	United States Dollar	272	Czech Koruna	5,886	5/31/22	(7)

Morgan Stanley	United States Dollar	287	Polish Zloty	1,146	4/29/22	(15)

Morgan Stanley	United States Dollar	282	South African Rand	4,162	6/30/22	(1)

Morgan Stanley	United States Dollar	292	Thai Baht	9,540	6/15/22	(4)

Santander	Brazilian Real	411	United States Dollar	80	4/4/22	(6)

Santander	Mexican Peso	3,727	United States Dollar	180	4/29/22	(6)

Santander	United States Dollar	87	Brazilian Real	411	4/4/22	(1)

Standard Chartered Bank	Colombian Peso	409,003	United States Dollar	105	4/29/22	(3)

Standard Chartered Bank	Indonesian Rupiah	1,603,950	United States Dollar	111	4/29/22	(1)

Standard Chartered Bank	Mexican Peso	2,022	United States Dollar	98	4/29/22	(3)

Standard Chartered Bank	South African Rand	1,181	United States Dollar	77	5/31/22	(3)

Standard Chartered Bank	Thai Baht	3,996	United States Dollar	120	4/29/22	— *

Standard Chartered Bank	United States Dollar	881	Malaysian Ringgit	3,698	4/29/22	(6)

Standard Chartered Bank	United States Dollar	335	Romanian Leu	1,477	5/31/22	(7)

Standard Chartered Bank	United States Dollar	190	Russian Ruble	14,916	4/29/22	(16)

Standard Chartered Bank	United States Dollar	296	Taiwan Dollar	8,459	4/1/22	— *

Standard Chartered Bank	United States Dollar	37	Thai Baht	1,211	5/31/22	(1)

Subtotal Depreciation						(417)

Total						$(222)

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   277   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued	MARCH 31, 2022

As of March 31, 2022, the Fund had the following bilateral interest rate swap agreements outstanding:

COUNTERPARTY	PAY RATE INDEX/ PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	VALUE (000S)	PREMIUMS PAID/ (RECEIVED) (000S)	UNREALIZED APPRECIATION (DEPRECIATION) (000S)
BNP	Kuala Lumpur Interbank Offered Rate 3 Month(1)	3.94%(1)	2,500,000	MYR	4/20/22	$3	$—	$3
Total								$3
(1)	Payment frequency is quarterly.

As of March 31, 2022, the Fund had the following centrally cleared interest rate swap agreements outstanding:

PAY RATE INDEX/ PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	VALUE (000S)	PREMIUMS PAID/ (RECEIVED) (000S)	UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
Brazil CETIP InterBank
Deposit Rate(2)	10.95(2)	9,614,974	BRL	1/2/25	$(7)	$—	$(7)
Total							$(7)
(1)

Includes cumulative appreciation/depreciation on centrally cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

(2)	Payment Frequency is at maturity.

At March 31, 2022, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS
United States Dollar	55.8%

Brazilian Real	5.4

Indonesian Rupiah	5.4

South African Rand	5.1

All other currencies less than 5%	27.7

Total Investments	99.4

Other Assets less Liabilities	0.6

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Convertible Bonds	$—	$66	$—	$66

Foreign Issuer Bonds:

United Kingdom	—	811	326	1,137

All Other Countries(1)	—	87,820	—	87,820
Total Foreign Issuer Bonds	—	88,631	326	88,957
Investment Companies	5,265	—	—	5,265
Total Investments	$5,265	$88,697	$326	$94,288
OTHER FINANCIAL INSTRUMENTS
Assets

Forward Foreign Currency Exchange Contracts	$—	$195	$—	$195

Bilateral Interest Rate Swap Agreements	—	3	—	3

Liabilities

Forward Foreign Currency Exchange Contracts	—	(417)	—	(417)

Centrally Cleared Interest Rate Swap Agreements	—	(7)	—	(7)
Total Other Financial Instruments	$—	$(226)	$—	$(226)
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   278   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CONVERTIBLE BONDS – 0.3%

Cable & Satellite – 0.3%

DISH Network Corp.,

3.38%, 8/15/26	$440	$396

Oil & Gas Producers – 0.0%

Gulfport Energy Corp.,

10.00%, 5/13/22(1) (2) (3) (4) (5) (6)	—	20

Telecommunications – 0.0%

Digicel Group Holdings Ltd.,

7.00%, 4/20/22(1) (4) (5)	8	6

Total Convertible Bonds

(Cost $413)		422

CORPORATE BONDS – 74.2%

Advertising & Marketing – 0.1%

Outfront Media Capital LLC/Outfront Media Capital Corp.,

5.00%, 8/15/27 (1)	75	74

4.25%, 1/15/29 (1)	25	23

4.63%, 3/15/30 (1)	100	94

		191

Aerospace & Defense – 1.6%

Howmet Aerospace, Inc.,

5.13%, 10/1/24	50	52

5.90%, 2/1/27	25	27

5.95%, 2/1/37	100	107

Spirit AeroSystems, Inc.,

5.50%, 1/15/25 (1)	25	25

7.50%, 4/15/25 (1)	170	176

4.60%, 6/15/28	25	23

TransDigm, Inc.,

6.25%, 3/15/26 (1)	350	359

6.38%, 6/15/26	295	298

7.50%, 3/15/27	100	103

5.50%, 11/15/27	550	546

4.63%, 1/15/29	50	47

4.88%, 5/1/29	1,100	1,031

Triumph Group, Inc.,

8.88%, 6/1/24 (1)	19	20

7.75%, 8/15/25	25	25

		2,839

Apparel & Textile Products – 0.0%

Crocs, Inc.,

4.13%, 8/15/31 (1)	25	21

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 74.2% continued

Apparel & Textile Products – 0.0% continued

Kontoor Brands, Inc.,

4.13%, 11/15/29 (1)	$25	$23

		44

Asset Management – 1.3%

AG Issuer LLC,

6.25%, 3/1/28 (1)	75	75

Compass Group Diversified Holdings LLC,

5.25%, 4/15/29 (1)	50	47

5.00%, 1/15/32 (1)	25	23

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

4.75%, 9/15/24	250	251

6.38%, 12/15/25	25	25

6.25%, 5/15/26	100	102

5.25%, 5/15/27	150	147

4.38%, 2/1/29	25	23

NFP Corp.,

4.88%, 8/15/28 (1)	430	411

6.88%, 8/15/28 (1)	1,360	1,299

		2,403

Automotive – 3.7%

Cooper-Standard Automotive, Inc.,

13.00%, 6/1/24 (1)	25	26

Dana, Inc.,

4.50%, 2/15/32	45	40

Dealer Tire LLC/DT Issuer LLC,

8.00%, 2/1/28 (1)	25	25

Dornoch Debt Merger Sub, Inc.,

6.63%, 10/15/29 (1)	515	448

Ford Motor Co.,

9.00%, 4/22/25	200	229

9.63%, 4/22/30	1,175	1,530

7.45%, 7/16/31	715	844

3.25%, 2/12/32	25	22

4.75%, 1/15/43	240	218

5.29%, 12/8/46	180	175

Ford Motor Credit Co. LLC,

5.13%, 6/16/25	200	204

5.11%, 5/3/29	605	609

4.00%, 11/13/30	200	188

3.63%, 6/17/31	200	181

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 279 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 74.2% continued

Automotive – 3.7% continued

Goodyear Tire & Rubber (The) Co.,

9.50%, 5/31/25	$175	$185

5.00%, 5/31/26	85	84

5.00%, 7/15/29 (1)	155	144

5.25%, 4/30/31	165	154

5.25%, 7/15/31 (1)	175	162

Real Hero Merger Sub 2, Inc.,

6.25%, 2/1/29 (1)	540	492

Tenneco, Inc.,

5.00%, 7/15/26	25	25

7.88%, 1/15/29 (1)	75	79

Wheel Pros, Inc.,

6.50%, 5/15/29 (1)	625	548

		6,612

Banking – 0.2%

Bank of America Corp.,

(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 3/15/28 (4) (7)	75	76

Citigroup, Inc.,

(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 1/30/23 (4) (7)	50	50

(Variable, U.S. SOFR + 3.23%), 4.70%, 1/30/25 (4) (7)	75	72

JPMorgan Chase & Co.,

(Variable, ICE LIBOR USD 3M + 3.30%), 6.00%, 8/1/23 (4) (7)	125	127

(Variable, U.S. SOFR + 3.13%), 4.60%, 2/1/25 (4) (7)	25	24

		349

Beverages – 0.0%

Primo Water Holdings, Inc.,

4.38%, 4/30/29 (1)	50	45

Triton Water Holdings, Inc.,

6.25%, 4/1/29 (1)	50	43

		88

Biotechnology & Pharmaceuticals – 0.4%

Bausch Health Americas, Inc.,

8.50%, 1/31/27 (1)	125	125

Organon & Co./Organon Foreign Debt Co-Issuer B.V.,

5.13%, 4/30/31 (1)	400	386

P&L Development LLC/PLD Finance Corp.,

7.75%, 11/15/25 (1)	75	69

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 74.2% continued

Biotechnology & Pharmaceuticals – 0.4% continued

Par Pharmaceutical, Inc.,

7.50%, 4/1/27 (1)	$111	$103

Prestige Brands, Inc.,

5.13%, 1/15/28 (1)	25	25

3.75%, 4/1/31 (1)	25	22

		730

Cable & Satellite – 4.3%

CCO Holdings LLC/CCO Holdings Capital Corp.,

5.00%, 2/1/28 (1)	560	554

4.75%, 3/1/30 (1)	535	514

4.50%, 8/15/30 (1)	370	347

4.25%, 2/1/31 (1)	290	263

4.75%, 2/1/32 (1)	300	280

4.50%, 5/1/32	310	284

4.50%, 6/1/33 (1)	200	180

4.25%, 1/15/34 (1)	175	152

CSC Holdings LLC,

7.50%, 4/1/28 (1)	665	653

6.50%, 2/1/29 (1)	200	202

5.75%, 1/15/30 (1)	1,260	1,122

4.63%, 12/1/30 (1)	200	167

4.50%, 11/15/31 (1)	200	179

Directv Financing LLC/Directv Financing Co-Obligor, Inc.,

5.88%, 8/15/27 (1)	225	221

DISH DBS Corp.,

5.88%, 11/15/24	25	25

5.25%, 12/1/26 (1)	100	95

7.38%, 7/1/28	180	171

5.75%, 12/1/28 (1)	75	71

5.13%, 6/1/29	215	183

GCI LLC,

4.75%, 10/15/28 (1)	25	25

Midcontinent Communications/Midcontinent Finance Corp.,

5.38%, 8/15/27 (1)	50	50

Radiate Holdco LLC/Radiate Finance, Inc.,

6.50%, 9/15/28 (1)	105	99

Sirius XM Radio, Inc.,

3.13%, 9/1/26 (1)	125	118

5.00%, 8/1/27 (1)	475	474

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   280   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 74.2% continued

Cable & Satellite – 4.3% continued

4.00%, 7/15/28 (1)	$75	$71

5.50%, 7/1/29 (1)	613	622

4.13%, 7/1/30 (1)	372	348

3.88%, 9/1/31 (1)	330	300

		7,770

Chemicals – 1.3%

Avient Corp.,

5.75%, 5/15/25 (1)	50	51

Chemours (The) Co.,

4.63%, 11/15/29 (1)	25	23

Cornerstone Chemical Co.,

6.75%, 8/15/24 (1)	25	23

HB Fuller Co.,

4.25%, 10/15/28	130	122

Illuminate Buyer LLC/Illuminate Holdings IV, Inc.,

9.00%, 7/1/28 (1)	25	25

Innophos Holdings, Inc.,

9.38%, 2/15/28 (1)	50	53

Iris Holdings, Inc.,

8.75%, (100% Cash), 2/15/26 (1) (5)	25	25

LSB Industries, Inc.,

6.25%, 10/15/28 (1)	25	25

LSF11 A5 HoldCo LLC,

6.63%, 10/15/29 (1)	25	23

Minerals Technologies, Inc.,

5.00%, 7/1/28 (1)	25	24

Olin Corp.,

5.63%, 8/1/29	100	101

Olympus Water U.S. Holding Corp.,

4.25%, 10/1/28 (1)	200	182

PMHC II, Inc.,

9.00%, 2/15/30 (1)	165	145

Polar U.S. Borrower LLC/Schenectady International Group, Inc.,

6.75%, 5/15/26 (1)	25	21

SCIH Salt Holdings, Inc.,

4.88%, 5/1/28 (1)	295	278

6.63%, 5/1/29 (1)	240	216

SCIL IV LL/SCIL USA Holdings LLC,

5.38%, 11/1/26 (1)	200	184

Tronox, Inc.,

6.50%, 5/1/25 (1)	50	52

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 74.2% continued

Chemicals – 1.3% continued

4.63%, 3/15/29 (1)	$180	$169

Univar Solutions U.S.A., Inc.,

5.13%, 12/1/27 (1)	295	295

WR Grace Holdings LLC,

4.88%, 6/15/27 (1)	50	49

5.63%, 8/15/29 (1)	225	210

		2,296

Commercial Support Services – 1.9%

ADT Security (The) Corp.,

4.13%, 8/1/29 (1)	250	232

Allied Universal Holdco LLC/Allied Universal Finance Corp.,

6.63%, 7/15/26 (1)	175	177

9.75%, 7/15/27 (1)	50	52

6.00%, 6/1/29 (1)	200	177

AMN Healthcare, Inc.,

4.63%, 10/1/27 (1)	25	24

4.00%, 4/15/29 (1)	200	185

APX Group, Inc.,

6.75%, 2/15/27 (1)	240	245

5.75%, 7/15/29 (1)	230	210

Aramark Services, Inc.,

5.00%, 4/1/25 (1)	65	65

6.38%, 5/1/25 (1)	100	103

5.00%, 2/1/28 (1)	120	116

ASGN, Inc.,

4.63%, 5/15/28 (1)	325	317

Covanta Holding Corp.,

5.00%, 9/1/30	50	47

Harsco Corp.,

5.75%, 7/31/27 (1)	260	252

Korn Ferry,

4.63%, 12/15/27 (1)	245	239

Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc.,

5.00%, 2/1/26 (1)	140	134

Prime Security Services Borrower LLC/Prime Finance, Inc.,

5.25%, 4/15/24 (1)	25	26

5.75%, 4/15/26 (1)	155	158

3.38%, 8/31/27 (1)	115	105

6.25%, 1/15/28 (1)	375	367

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   281   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Commercial Support Services – 1.9% continued

TKC Holdings, Inc.,

10.50%, 5/15/29 (1)	$25	$26

WASH Multifamily Acquisition, Inc.,

5.75%, 4/15/26 (1)	25	25

ZipRecruiter, Inc.,

5.00%, 1/15/30 (1)	105	103

		3,385

Construction Materials – 0.2%

Advanced Drainage Systems, Inc.,

5.00%, 9/30/27 (1)	25	25

New Enterprise Stone & Lime Co., Inc.,

5.25%, 7/15/28 (1)	50	48

9.75%, 7/15/28 (1)	75	76

SRM Escrow Issuer LLC,

6.00%, 11/1/28 (1)	75	74

Standard Industries, Inc.,

4.38%, 7/15/30 (1)	175	160

Summit Materials LLC/Summit Materials Finance Corp.,

5.25%, 1/15/29 (1)	50	49

		432

Consumer Services – 0.2%

Adtalem Global Education, Inc.,

5.50%, 3/1/28 (1)	75	73

Carriage Services, Inc.,

4.25%, 5/15/29 (1)	135	126

Graham Holdings Co.,

5.75%, 6/1/26 (1)	25	26

PROG Holdings, Inc.,

6.00%, 11/15/29 (1)	25	23

Service Corp. International,

3.38%, 8/15/30	25	22

4.00%, 5/15/31	50	46

		316

Containers & Packaging – 1.4%

Ball Corp.,

3.13%, 9/15/31	25	22

LABL, Inc.,

6.75%, 7/15/26 (1)	440	435

5.88%, 11/1/28 (1)	25	23

8.25%, 11/1/29 (1)	25	22

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Containers & Packaging – 1.4% continued

Mauser Packaging Solutions Holding Co.,

7.25%, 4/15/25 (1)	$25	$25

Owens-Brockway Glass Container, Inc.,

6.38%, 8/15/25 (1)	25	25

6.63%, 5/13/27 (1)	19	19

Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,

4.38%, 10/15/28 (1)	105	96

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,

4.00%, 10/15/27 (1)	175	163

Sealed Air Corp.,

4.00%, 12/1/27 (1)	25	24

Trident TPI Holdings, Inc.,

9.25%, 8/1/24 (1)	725	729

6.63%, 11/1/25 (1)	865	848

TriMas Corp.,

4.13%, 4/15/29 (1)	50	46

		2,477

Electric Utilities – 1.7%

Calpine Corp.,

4.50%, 2/15/28 (1)	190	185

5.13%, 3/15/28	115	110

4.63%, 2/1/29 (1)	393	362

5.00%, 2/1/31 (1)	469	427

Clearway Energy Operating LLC,

4.75%, 3/15/28 (1)	25	25

3.75%, 1/15/32 (1)	25	23

FirstEnergy Corp.,

5.35%, 7/15/47	200	209

Leeward Renewable Energy Operations LLC,

4.25%, 7/1/29 (1)	135	127

NextEra Energy Operating Partners L.P.,

3.88%, 10/15/26 (1)	50	49

NRG Energy, Inc.,

6.63%, 1/15/27	16	16

3.38%, 2/15/29 (1)	25	22

5.25%, 6/15/29 (1)	230	225

3.63%, 2/15/31 (1)	280	246

3.88%, 2/15/32 (1)	140	123

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   282   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Electric Utilities – 1.7% continued

PG&E Corp.,

5.00%, 7/1/28	$50	$48

Talen Energy Supply LLC,

10.50%, 1/15/26 (1)	25	6

7.25%, 5/15/27 (1)	40	37

6.63%, 1/15/28 (1)	25	23

7.63%, 6/1/28 (1)	35	32

TerraForm Power Operating LLC,

5.00%, 1/31/28 (1)	25	25

4.75%, 1/15/30 (1)	50	49

Vistra Corp.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.74%), 7.00%, 12/15/26 (1) (4) (7)	50	49

Vistra Operations Co. LLC,

5.50%, 9/1/26 (1)	25	25

5.00%, 7/31/27 (1)	145	143

4.38%, 5/1/29 (1)	440	416

		3,002

Electrical Equipment – 0.3%

BWX Technologies, Inc.,

4.13%, 4/15/29 (1)	25	24

TK Elevator U.S. Newco, Inc.,

5.25%, 7/15/27 (1)	280	277

Vertiv Group Corp.,

4.13%, 11/15/28 (1)	165	151

WESCO Distribution, Inc.,

7.13%, 6/15/25 (1)	50	52

7.25%, 6/15/28 (1)	25	26

		530

Engineering & Construction – 0.3%

Arcosa, Inc.,

4.38%, 4/15/29 (1)	25	24

Artera Services LLC,

9.03%, 12/4/25 (1)	25	25

IEA Energy Services LLC,

6.63%, 8/15/29 (1)	320	301

Installed Building Products, Inc.,

5.75%, 2/1/28 (1)	25	24

TopBuild Corp.,

4.13%, 2/15/32 (1)	25	22

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Engineering & Construction – 0.3% continued

VM Consolidated, Inc.,

5.50%, 4/15/29 (1)	$215	$202

		598

Entertainment Content – 1.8%

Allen Media LLC/Allen Media Co-Issuer, Inc.,

10.50%, 2/15/28 (1)	25	25

AMC Networks, Inc.,

5.00%, 4/1/24	100	100

4.25%, 2/15/29	215	201

Diamond Sports Group LLC/Diamond Sports Finance Co.,

5.38%, 8/15/26 (1)	220	85

6.63%, 8/15/27 (1)	50	10

Lions Gate Capital Holdings LLC,

5.50%, 4/15/29 (1)	955	920

Playtika Holding Corp.,

4.25%, 3/15/29 (1)	585	540

Sterling Entertainment Group LLC,

10.25%, 1/15/25 (3) (8)	1,110	1,113

Univision Communications, Inc.,

5.13%, 2/15/25 (1)	50	50

9.50%, 5/1/25 (1)	50	52

6.63%, 6/1/27 (1)	50	52

4.50%, 5/1/29	175	167

		3,315

Food – 1.0%

BellRing Brands, Inc.,

7.00%, 3/15/30 (1)	75	77

Darling Ingredients, Inc.,

5.25%, 4/15/27 (1)	50	51

Kraft Heinz Foods Co.,

3.88%, 5/15/27	45	46

7.13%, 8/1/39 (1)	25	32

4.38%, 6/1/46	70	69

4.88%, 10/1/49	120	126

Lamb Weston Holdings, Inc.,

4.13%, 1/31/30 (1)	25	23

4.38%, 1/31/32 (1)	25	23

Nathan’s Famous, Inc.,

6.63%, 11/1/25 (1)	36	36

Pilgrim’s Pride Corp.,

4.25%, 4/15/31 (1)	145	134

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   283   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 74.2% continued

Food – 1.0% continued

3.50%, 3/1/32 (1)	$95	$83

Post Holdings, Inc.,

5.75%, 3/1/27 (1)	27	27

5.63%, 1/15/28 (1)	155	152

5.50%, 12/15/29 (1)	100	96

4.63%, 4/15/30 (1)	155	140

4.50%, 9/15/31 (1)	90	80

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed,

4.63%, 3/1/29 (1)	575	539

		1,734

Forestry, Paper & Wood Products – 0.1%

Domtar Corp.,

6.75%, 10/1/28 (1)	42	42

Glatfelter Corp.,

4.75%, 11/15/29 (1)	25	21

Mercer International, Inc.,

5.13%, 2/1/29	145	140

		203

Gas & Water Utilities – 0.1%

AmeriGas Partners L.P./AmeriGas Finance Corp.,

5.50%, 5/20/25	25	25

5.75%, 5/20/27	50	50

Ferrellgas L.P./Ferrellgas Finance Corp.,

5.38%, 4/1/26 (1)	75	71

5.88%, 4/1/29 (1)	75	69

Suburban Propane Partners L.P./Suburban Energy Finance Corp.,

5.00%, 6/1/31 (1)	25	23

		238

Health Care Facilities & Services – 5.5%

Acadia Healthcare Co., Inc.,

5.50%, 7/1/28 (1)	75	75

5.00%, 4/15/29 (1)	25	25

AHP Health Partners, Inc.,

5.75%, 7/15/29 (1)	25	23

Air Methods Corp.,

8.00%, 5/15/25 (1)	50	43

Cano Health LLC,

6.25%, 10/1/28 (1)	470	451

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 74.2% continued

Health Care Facilities & Services – 5.5% continued

Centene Corp.,

4.25%, 12/15/27	$210	$211

2.45%, 7/15/28	25	23

4.63%, 12/15/29	180	181

3.38%, 2/15/30	190	179

3.00%, 10/15/30	275	253

2.50%, 3/1/31	200	177

Charles River Laboratories International, Inc.,

4.00%, 3/15/31 (1)	25	23

CHS/Community Health Systems, Inc.,

8.00%, 3/15/26 (1)	170	177

5.63%, 3/15/27 (1)	115	117

8.00%, 12/15/27 (1)	204	216

6.88%, 4/1/28 (1)	28	25

6.00%, 1/15/29 (1)	120	121

6.88%, 4/15/29 (1)	125	123

6.13%, 4/1/30 (1)	75	70

5.25%, 5/15/30 (1)	220	211

4.75%, 2/15/31 (1)	125	118

DaVita, Inc.,

4.63%, 6/1/30 (1)	225	210

3.75%, 2/15/31 (1)	50	44

Encompass Health Corp.,

4.75%, 2/1/30	75	72

Envision Healthcare Corp.,

8.75%, 10/15/26 (1)	695	335

HCA, Inc.,

5.38%, 2/1/25	170	177

5.38%, 9/1/26	150	158

5.63%, 9/1/28	125	135

3.50%, 9/1/30	150	145

Legacy LifePoint Health LLC,

6.75%, 4/15/25 (1)	80	83

4.38%, 2/15/27 (1)	170	164

LifePoint Health, Inc.,

5.38%, 1/15/29 (1)	25	24

MEDNAX, Inc.,

5.38%, 2/15/30 (1)	25	24

ModivCare Escrow Issuer, Inc.,

5.00%, 10/1/29 (1)	25	23

Molina Healthcare, Inc.,

4.38%, 6/15/28 (1)	180	178

3.88%, 11/15/30 (1)	25	24

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   284   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Health Care Facilities & Services – 5.5% continued

3.88%, 5/15/32 (1)	$370	$352

Owens & Minor, Inc.,

4.50%, 3/31/29 (1)	50	48

6.63%, 4/1/30 (1)	25	26

Prime Healthcare Services, Inc.,

7.25%, 11/1/25 (1)	75	77

RP Escrow Issuer LLC,

5.25%, 12/15/25 (1)	25	24

Select Medical Corp.,

6.25%, 8/15/26 (1)	75	78

Surgery Center Holdings, Inc.,

6.75%, 7/1/25 (1)	840	837

10.00%, 4/15/27 (1)	450	473

Team Health Holdings, Inc.,

6.38%, 2/1/25 (1)	805	722

Tenet Healthcare Corp.,

4.63%, 7/15/24	70	70

4.63%, 9/1/24 (1)	25	25

4.88%, 1/1/26 (1)	100	101

6.25%, 2/1/27 (1)	75	77

5.13%, 11/1/27 (1)	1,030	1,035

6.13%, 10/1/28 (1)	925	940

4.25%, 6/1/29 (1)	50	48

4.38%, 1/15/30 (1)	100	96

6.88%, 11/15/31	25	27

U.S. Acute Care Solutions LLC,

6.38%, 3/1/26 (1)	75	74

Vizient, Inc.,

6.25%, 5/15/27 (1)	170	175

		9,943

Home & Office Products – 0.3%

CD&R Smokey Buyer, Inc.,

6.75%, 7/15/25 (1)	145	149

Newell Brands, Inc.,

4.45%, 4/1/26	175	176

5.63%, 4/1/36	50	51

5.75%, 4/1/46	25	26

Scotts Miracle-Gro (The) Co.,

4.00%, 4/1/31	50	44

4.38%, 2/1/32	25	22

Tempur Sealy International, Inc.,

4.00%, 4/15/29 (1)	25	23

		491

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Home Construction – 1.0%

Adams Homes, Inc.,

7.50%, 2/15/25 (1)	$50	$50

Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.,

6.63%, 1/15/28 (1)	50	51

4.63%, 8/1/29 (1)	25	22

4.63%, 4/1/30 (1)	50	44

Beazer Homes U.S.A., Inc.,

6.75%, 3/15/25	50	50

7.25%, 10/15/29	50	50

Century Communities, Inc.,

3.88%, 8/15/29 (1)	25	22

Cornerstone Building Brands, Inc.,

6.13%, 1/15/29 (1)	295	274

CP Atlas Buyer, Inc.,

7.00%, 12/1/28 (1)	50	43

Forestar Group, Inc.,

3.85%, 5/15/26 (1)	25	23

5.00%, 3/1/28 (1)	50	47

Griffon Corp.,

5.75%, 3/1/28	100	96

JELD-WEN, Inc.,

6.25%, 5/15/25 (1)	50	52

4.88%, 12/15/27 (1)	135	129

KB Home,

6.88%, 6/15/27	25	27

4.00%, 6/15/31	25	23

LGI Homes, Inc.,

4.00%, 7/15/29 (1)	25	22

Meritage Homes Corp.,

6.00%, 6/1/25	75	79

MIWD Holdco II LLC/MIWD Finance Corp.,

5.50%, 2/1/30 (1)	130	121

PGT Innovations, Inc.,

4.38%, 10/1/29 (1)	50	47

Picasso Finance Sub, Inc.,

6.13%, 6/15/25 (1)	19	19

Shea Homes L.P./Shea Homes Funding Corp.,

4.75%, 2/15/28 (1)	175	165

4.75%, 4/1/29 (1)	25	23

STL Holding Co. LLC,

7.50%, 2/15/26 (1)	50	51

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   285   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Home Construction – 1.0% continued

Taylor Morrison Communities, Inc.,

5.75%, 1/15/28 (1)	$50	$51

Tri Pointe Homes, Inc.,

5.25%, 6/1/27	50	50

5.70%, 6/15/28	25	25

Victors Merger Corp.,

6.38%, 5/15/29 (1)	25	20

Weekley Homes LLC/Weekley Finance Corp.,

4.88%, 9/15/28 (1)	50	46

		1,722

Household Products – 0.2%

Central Garden & Pet Co.,

4.13%, 10/15/30	25	22

4.13%, 4/30/31 (1)	25	22

Edgewell Personal Care Co.,

5.50%, 6/1/28 (1)	75	75

4.13%, 4/1/29 (1)	50	46

Energizer Holdings, Inc.,

6.50%, 12/31/27 (1)	25	25

4.75%, 6/15/28 (1)	90	82

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,

5.00%, 12/31/26 (1)	25	23

7.00%, 12/31/27 (1)	25	21

Spectrum Brands, Inc.,

5.75%, 7/15/25	2	2

5.50%, 7/15/30 (1)	25	24

3.88%, 3/15/31 (1)	25	22

		364

Industrial Intermediate Products – 0.8%

FXI Holdings, Inc.,

7.88%, 11/1/24 (1)	100	100

12.25%, 11/15/26 (1)	48	52

New Star Metals, Inc.,

9.75%, 1/9/24 (3)	1,263	1,257

Park-Ohio Industries, Inc.,

6.63%, 4/15/27	50	42

Roller Bearing Co. of America, Inc.,

4.38%, 10/15/29 (1)	25	23

		1,474

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Industrial Support Services – 0.8%

Ahern Rentals, Inc.,

7.38%, 5/15/23 (1)	$100	$93

Alta Equipment Group, Inc.,

5.63%, 4/15/26 (1)	25	24

APi Escrow Corp.,

4.75%, 10/15/29 (1)	130	121

APi Group DE, Inc.,

4.13%, 7/15/29 (1)	110	101

BCPE Empire Holdings, Inc.,

7.63%, 5/1/27 (1)	340	320

NESCO Holdings II, Inc.,

5.50%, 4/15/29 (1)	50	49

PECF USS Intermediate Holding III Corp.,

8.00%, 11/15/29 (1)	65	63

Resideo Funding, Inc.,

4.00%, 9/1/29 (1)	190	173

Ritchie Bros Holdings, Inc.,

4.75%, 12/15/31 (1)	70	68

United Rentals North America, Inc.,

4.88%, 1/15/28	25	25

5.25%, 1/15/30	25	26

4.00%, 7/15/30	125	119

3.88%, 2/15/31	25	24

3.75%, 1/15/32	190	177

		1,383

Institutional Financial Services – 0.2%

Goldman Sachs Group (The), Inc., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.22%), 4.95%,

2/10/25 (4) (7)	50	50

Jane Street Group/JSG Finance, Inc.,

4.50%, 11/15/29 (1)	50	47

LPL Holdings, Inc.,

4.63%, 11/15/27 (1)	70	69

4.00%, 3/15/29 (1)	165	157

		323

Insurance – 2.1%

Acrisure LLC/Acrisure Finance, Inc.,

7.00%, 11/15/25 (1)	125	125

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,

6.75%, 10/15/27 (1)	305	301

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   286   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Insurance – 2.1% continued

5.88%, 11/1/29 (1)	$90	$87

AssuredPartners, Inc.,

7.00%, 8/15/25 (1)	1,165	1,158

5.63%, 1/15/29 (1)	175	161

BroadStreet Partners, Inc.,

5.88%, 4/15/29 (1)	205	191

GTCR AP Finance, Inc.,

8.00%, 5/15/27 (1)	375	379

HUB International Ltd.,

7.00%, 5/1/26 (1)	1,030	1,042

5.63%, 12/1/29 (1)	120	115

NMI Holdings, Inc.,

7.38%, 6/1/25 (1)	50	53

Radian Group, Inc.,

4.50%, 10/1/24	25	25

4.88%, 3/15/27	75	75

Ryan Specialty Group LLC,

4.38%, 2/1/30 (1)	120	113

		3,825

Internet Media & Services – 1.2%

Arches Buyer, Inc.,

4.25%, 6/1/28 (1)	25	23

Cars.com, Inc.,

6.38%, 11/1/28 (1)	185	184

Endurance International Group Holdings, Inc.,

6.00%, 2/15/29 (1)	435	375

Go Daddy Operating Co. LLC/GD Finance Co., Inc.,

5.25%, 12/1/27 (1)	75	75

3.50%, 3/1/29 (1)	50	46

Match Group Holdings II LLC,

5.00%, 12/15/27 (1)	50	50

4.63%, 6/1/28 (1)	50	48

5.63%, 2/15/29 (1)	105	104

4.13%, 8/1/30 (1)	50	47

Millennium Escrow Corp.,

6.63%, 8/1/26 (1)	25	24

Twitter, Inc.,

5.00%, 3/1/30 (1)	300	299

Uber Technologies, Inc.,

7.50%, 5/15/25 (1)	50	52

8.00%, 11/1/26 (1)	25	27

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Internet Media & Services – 1.2% continued

7.50%, 9/15/27 (1)	$50	$53

6.25%, 1/15/28 (1)	50	52

4.50%, 8/15/29 (1)	750	703

		2,162

Leisure Facilities & Services – 4.2%

Affinity Gaming,

6.88%, 12/15/27 (1)	50	49

AMC Entertainment Holdings, Inc.,

10.00%, 6/15/26 (1)	167	150

Boyd Gaming Corp.,

8.63%, 6/1/25 (1)	41	43

4.75%, 12/1/27	25	25

4.75%, 6/15/31 (1)	380	366

Boyne U.S.A., Inc.,

4.75%, 5/15/29 (1)	50	48

Caesars Entertainment, Inc.,

6.25%, 7/1/25 (1)	165	170

8.13%, 7/1/27 (1)	125	134

4.63%, 10/15/29 (1)	290	271

Caesars Resort Collection LLC/CRC Finco, Inc.,

5.75%, 7/1/25 (1)	90	92

Carrols Restaurant Group, Inc.,

5.88%, 7/1/29 (1)	25	20

CDI Escrow Issuer, Inc.,

4/1/30 (1) (9)	75	76

CEC Entertainment LLC,

6.75%, 5/1/26 (1)	25	24

Cedar Fair L.P.,

5.25%, 7/15/29	25	25

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,

5.50%, 5/1/25 (1)	65	67

6.50%, 10/1/28	50	51

Churchill Downs, Inc.,

5.50%, 4/1/27 (1)	50	51

4.75%, 1/15/28 (1)	25	24

Cinemark U.S.A., Inc.,

5.88%, 3/15/26 (1)	25	24

5.25%, 7/15/28 (1)	125	117

CWT Travel Group, Inc.,

8.50%, 11/19/26 (1)	481	474

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   287   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Leisure Facilities & Services – 4.2% continued

Everi Holdings, Inc.,

5.00%, 7/15/29 (1)	$50	$47

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,

4.63%, 1/15/29 (1)	50	47

6.75%, 1/15/30 (1)	75	69

Full House Resorts, Inc.,

8.25%, 2/15/28 (1)	100	102

Golden Entertainment, Inc.,

7.63%, 4/15/26 (1)	125	130

GPS Hospitality Holding Co. LLC/GPS Finco, Inc.,

7.00%, 8/15/28 (1)	75	58

Hilton Domestic Operating Co., Inc.,

5.38%, 5/1/25 (1)	75	77

5.75%, 5/1/28 (1)	50	52

3.75%, 5/1/29 (1)	75	70

4.88%, 1/15/30	115	115

3.63%, 2/15/32 (1)	50	45

Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow,

5.00%, 6/1/29 (1)	100	95

4.88%, 7/1/31 (1)	75	70

IRB Holding Corp.,

7.00%, 6/15/25 (1)	25	26

Jacobs Entertainment, Inc.,

6.75%, 2/15/29 (1)	150	151

Life Time, Inc.,

5.75%, 1/15/26 (1)	150	150

8.00%, 4/15/26 (1)	275	275

Lindblad Expeditions LLC,

6.75%, 2/15/27 (1)	125	125

Live Nation Entertainment, Inc.,

4.88%, 11/1/24 (1)	135	136

5.63%, 3/15/26 (1)	100	102

6.50%, 5/15/27 (1)	135	144

4.75%, 10/15/27 (1)	120	117

3.75%, 1/15/28 (1)	25	23

MGM Resorts International,

6.00%, 3/15/23	125	128

5.50%, 4/15/27	83	84

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Leisure Facilities & Services – 4.2% continued

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,

4.88%, 5/1/29 (1)	$70	$65

Mohegan Gaming & Entertainment,

7.88%, 10/15/24 (1)	75	77

8.00%, 2/1/26 (1)	75	75

Penn National Gaming, Inc.,

4.13%, 7/1/29 (1)	25	22

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,

5.63%, 9/1/29 (1)	50	43

5.88%, 9/1/31 (1)	100	85

Raptor Acquisition Corp./Raptor Co-Issuer LLC,

4.88%, 11/1/26 (1)	105	101

Scientific Games Holdings L.P./Scientific Games U.S. FinCo, Inc.,

6.63%, 3/1/30 (1)	365	360

Scientific Games International, Inc.,

8.63%, 7/1/25 (1)	25	26

8.25%, 3/15/26 (1)	60	62

7.00%, 5/15/28 (1)	125	130

7.25%, 11/15/29 (1)	25	26

SeaWorld Parks & Entertainment, Inc.,

5.25%, 8/15/29 (1)	405	386

Six Flags Entertainment Corp.,

5.50%, 4/15/27 (1)	25	25

Six Flags Theme Parks, Inc.,

7.00%, 7/1/25 (1)	95	99

Sizzling Platter LLC/Sizzling Platter Finance Corp.,

8.50%, 11/28/25 (1)	75	69

Station Casinos LLC,

4.63%, 12/1/31 (1)	25	23

Travel + Leisure Co.,

6.63%, 7/31/26 (1)	75	78

4.63%, 3/1/30 (1)	25	23

Wyndham Hotels & Resorts, Inc.,

4.38%, 8/15/28 (1)	305	294

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,

5.50%, 3/1/25 (1)	481	481

5.25%, 5/15/27 (1)	50	48

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   288   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Leisure Facilities & Services – 4.2% continued

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,

5.13%, 10/1/29 (1)	$50	$47

Yum! Brands, Inc.,

4.75%, 1/15/30 (1)	25	25

4/1/32 (9)	100	100

		7,509

Leisure Products – 0.1%

MajorDrive Holdings IV LLC,

6.38%, 6/1/29 (1)	50	44

Mattel, Inc.,

3.38%, 4/1/26 (1)	25	25

Thor Industries, Inc.,

4.00%, 10/15/29 (1)	25	22

Winnebago Industries, Inc.,

6.25%, 7/15/28 (1)	75	76

		167

Machinery – 0.7%

Granite U.S. Holdings Corp.,

11.00%, 10/1/27 (1)	25	26

JPW Industries Holding Corp.,

9.00%, 10/1/24 (1)	590	600

Madison IAQ LLC,

4.13%, 6/30/28 (1)	25	23

5.88%, 6/30/29 (1)	25	23

Manitowoc (The) Co., Inc.,

9.00%, 4/1/26 (1)	50	52

Redwood Star Merger Sub, Inc.,

4/1/30 (1) (9)	245	235

Terex Corp.,

5.00%, 5/15/29 (1)	120	115

Titan International, Inc.,

7.00%, 4/30/28	25	25

Werner FinCo L.P./Werner FinCo, Inc.,

8.75%, 7/15/25 (1)	75	77

		1,176

Medical Equipment & Devices – 0.3%

Avantor Funding, Inc.,

4.63%, 7/15/28 (1)	75	74

3.88%, 11/1/29 (1)	75	70

Mozart Debt Merger Sub, Inc.,

3.88%, 4/1/29 (1)	125	116

5.25%, 10/1/29 (1)	125	116

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Medical Equipment & Devices – 0.3% continued

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A.,

7.38%, 6/1/25 (1)	$30	$31

7.25%, 2/1/28 (1)	198	204

		611

Metals & Mining – 0.6%

Arconic Corp.,

6.00%, 5/15/25 (1)	25	26

Century Aluminum Co.,

7.50%, 4/1/28 (1)	830	865

Coeur Mining, Inc.,

5.13%, 2/15/29 (1)	25	22

Compass Minerals International, Inc.,

6.75%, 12/1/27 (1)	25	25

Freeport-McMoRan, Inc.,

4.13%, 3/1/28	50	50

Joseph T Ryerson & Son, Inc.,

8.50%, 8/1/28 (1)	96	104

Murray Energy Corp.,

12.00%, 4/15/24 (1) (2) (10) (11)	486	—

Novelis Corp.,

3.25%, 11/15/26 (1)	25	24

4.75%, 1/30/30 (1)	50	48

		1,164

Oil & Gas Producers – 10.9%

Aethon United BR L.P./Aethon United Finance Corp.,

8.25%, 2/15/26 (1)	50	52

Antero Midstream Partners L.P./Antero Midstream Finance Corp.,

7.88%, 5/15/26 (1)	355	384

5.75%, 3/1/27 (1)	180	183

5.38%, 6/15/29 (1)	90	90

Antero Resources Corp.,

7.63%, 2/1/29 (1)	21	23

5.38%, 3/1/30 (1)	150	153

Apache Corp.,

5.10%, 9/1/40	75	76

4.25%, 1/15/44	25	22

5.35%, 7/1/49	25	24

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,

9.00%, 11/1/27 (1)	133	182

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   289   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Oil & Gas Producers – 10.9% continued

8.25%, 12/31/28 (1)	$110	$116

5.88%, 6/30/29 (1)	295	291

Blue Racer Midstream LLC/Blue Racer Finance Corp.,

7.63%, 12/15/25 (1)	25	26

Buckeye Partners L.P.,

4.50%, 3/1/28 (1)	155	148

5.85%, 11/15/43	155	132

Callon Petroleum Co.,

6.13%, 10/1/24	200	199

8.00%, 8/1/28 (1)	65	69

Centennial Resource Production LLC,

5.38%, 1/15/26 (1)	50	48

Chaparral Energy, Inc.,

9.00%, 2/14/25 (1) (2) (3)	19	60

Cheniere Energy Partners L.P.,

4.50%, 10/1/29	340	342

4.00%, 3/1/31	150	145

3.25%, 1/31/32 (1)	125	114

Cheniere Energy, Inc.,

4.63%, 10/15/28	50	50

Chesapeake Energy Corp.,

6.75%, 4/15/29 (1)	235	249

Citgo Holding, Inc.,

9.25%, 8/1/24 (1)	225	227

CITGO Petroleum Corp.,

7.00%, 6/15/25 (1)	50	50

6.38%, 6/15/26 (1)	75	75

Civitas Resources, Inc.,

5.00%, 10/15/26 (1)	50	50

CNX Resources Corp.,

7.25%, 3/14/27 (1)	100	106

6.00%, 1/15/29 (1)	50	50

Colgate Energy Partners III LLC,

5.88%, 7/1/29 (1)	175	180

Comstock Resources, Inc.,

7.50%, 5/15/25 (1)	18	18

6.75%, 3/1/29 (1)	211	218

5.88%, 1/15/30 (1)	425	419

CQP Holdco L.P./BIP-V Chinook Holdco LLC,

5.50%, 6/15/31 (1)	855	840

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Oil & Gas Producers – 10.9% continued

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.,

5.63%, 5/1/27 (1)	$20	$20

6.00%, 2/1/29 (1)	75	75

CrownRock L.P./CrownRock Finance, Inc.,

5.63%, 10/15/25 (1)	75	76

5.00%, 5/1/29 (1)	25	25

DCP Midstream Operating L.P.,

5.13%, 5/15/29	125	129

(Variable, ICE LIBOR USD 3M +

3.85%), 5.85%, 5/21/43 (1) (7)	215	200

5.60%, 4/1/44	125	131

Delek Logistics Partners L.P./Delek Logistics Finance Corp.,

6.75%, 5/15/25	25	25

7.13%, 6/1/28 (1)	50	49

Energy Transfer L.P.,

(Variable, ICE LIBOR USD 3M + 4.03%), 6.25%, 2/15/23 (4) (7)	25	21

EnLink Midstream LLC,

5.63%, 1/15/28 (1)	25	26

5.38%, 6/1/29	50	50

EnLink Midstream Partners L.P.,

4.40%, 4/1/24	25	25

5.60%, 4/1/44	75	65

5.05%, 4/1/45	25	20

5.45%, 6/1/47	75	63

EQM Midstream Partners L.P.,

4.75%, 7/15/23	91	92

4.00%, 8/1/24	25	25

6.00%, 7/1/25 (1)	140	143

4.13%, 12/1/26	140	134

6.50%, 7/1/27 (1)	300	313

5.50%, 7/15/28	275	276

4.50%, 1/15/29 (1)	105	98

4.75%, 1/15/31 (1)	100	93

EQT Corp.,

6.63%, 2/1/25	25	26

3.13%, 5/15/26 (1)	25	24

3.90%, 10/1/27	50	50

7.50%, 2/1/30	25	29

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   290   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Oil & Gas Producers – 10.9% continued

Genesis Energy L.P./Genesis Energy Finance Corp.,

6.50%, 10/1/25	$100	$99

6.25%, 5/15/26	70	68

8.00%, 1/15/27	50	51

7.75%, 2/1/28	175	176

Global Partners L.P./GLP Finance Corp.,

7.00%, 8/1/27	50	50

6.88%, 1/15/29	60	59

Gulfport Energy Corp.,

8.00%, 5/17/26	2	2

8.00%, 5/17/26 (1)	44	45

Harvest Midstream I L.P.,

7.50%, 9/1/28 (1)	785	802

Hess Midstream Operations L.P.,

5.63%, 2/15/26 (1)	75	77

5.13%, 6/15/28 (1)	100	100

Hilcorp Energy I L.P./Hilcorp Finance Co.,

6.25%, 11/1/28 (1)	70	70

5.75%, 2/1/29 (1)	82	82

6.00%, 2/1/31 (1)	140	140

Holly Energy Partners L.P./Holly Energy Finance Corp.,

5.00%, 2/1/28 (1)	25	24

Howard Midstream Energy Partners LLC,

6.75%, 1/15/27 (1)	185	181

ITT Holdings LLC,

6.50%, 8/1/29 (1)	220	203

Laredo Petroleum, Inc.,

9.50%, 1/15/25	200	209

Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,

6.00%, 8/1/26 (1)	75	76

Matador Resources Co.,

5.88%, 9/15/26	75	76

Moss Creek Resources Holdings, Inc.,

7.50%, 1/15/26 (1)	50	46

Murphy Oil Corp.,

5.75%, 8/15/25	100	102

6.38%, 7/15/28	50	52

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Oil & Gas Producers – 10.9% continued

7.05%, 5/1/29	$25	$26

Murphy Oil U.S.A., Inc.,

4.75%, 9/15/29	50	50

New Fortress Energy, Inc.,

6.75%, 9/15/25 (1)	265	267

6.50%, 9/30/26 (1)	535	530

NGL Energy Operating LLC/NGL Energy Finance Corp.,

7.50%, 2/1/26 (1)	100	98

Northern Oil and Gas, Inc.,

8.13%, 3/1/28 (1)	250	260

NuStar Logistics L.P.,

6.00%, 6/1/26	25	25

Oasis Petroleum, Inc.,

6.38%, 6/1/26 (1)	25	26

Occidental Petroleum Corp.,

8.00%, 7/15/25	25	28

5.88%, 9/1/25	25	27

5.50%, 12/1/25	185	195

5.55%, 3/15/26	165	175

8.50%, 7/15/27	50	59

6.38%, 9/1/28	50	56

8.88%, 7/15/30	760	975

6.63%, 9/1/30	125	143

6.13%, 1/1/31	445	501

7.50%, 5/1/31	290	354

7.88%, 9/15/31	95	119

6.45%, 9/15/36	640	752

6.20%, 3/15/40	100	111

6.60%, 3/15/46	325	382

Ovintiv, Inc.,

8.13%, 9/15/30	25	31

PBF Holding Co. LLC/PBF Finance Corp.,

9.25%, 5/15/25 (1)	50	52

6.00%, 2/15/28	50	40

PBF Logistics L.P./PBF Logistics Finance Corp.,

6.88%, 5/15/23	100	100

PDC Energy, Inc.,

5.75%, 5/15/26	50	51

Penn Virginia Holdings LLC,

9.25%, 8/15/26 (1)	50	53

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   291   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Oil & Gas Producers – 10.9% continued

Plains All American Pipeline L.P.,

(Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (4) (7)	$150	$127

Range Resources Corp.,

8.25%, 1/15/29	50	55

Rockcliff Energy II LLC,

5.50%, 10/15/29 (1)	125	125

Rockies Express Pipeline LLC,

3.60%, 5/15/25 (1)	25	25

4.95%, 7/15/29 (1)	25	24

6.88%, 4/15/40 (1)	25	25

SM Energy Co.,

5.63%, 6/1/25	85	85

6.75%, 9/15/26	25	26

6.63%, 1/15/27	25	26

Southwestern Energy Co.,

5.95%, 1/23/25	109	114

5.38%, 2/1/29	25	25

5.38%, 3/15/30	50	51

4.75%, 2/1/32	400	399

Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,

5.75%, 4/15/25	125	102

8.50%, 10/15/26 (1)	85	81

Sunoco L.P./Sunoco Finance Corp.,

6.00%, 4/15/27	75	76

4.50%, 4/30/30 (1)	50	46

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,

7.50%, 10/1/25 (1)	155	163

6.00%, 3/1/27 (1)	85	85

5.50%, 1/15/28 (1)	310	300

6.00%, 12/31/30 (1)	195	189

6.00%, 9/1/31 (1)	295	284

Talos Production, Inc.,

12.00%, 1/15/26	25	27

Tap Rock Resources LLC,

7.00%, 10/1/26 (1)	250	259

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,

5.88%, 4/15/26	50	52

5.00%, 1/15/28	150	152

5.50%, 3/1/30	50	52

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Oil & Gas Producers – 10.9% continued

4.88%, 2/1/31	$75	$76

4.00%, 1/15/32	25	24

Venture Global Calcasieu Pass LLC,

3.88%, 8/15/29 (1)	125	122

4.13%, 8/15/31 (1)	125	123

3.88%, 11/1/33 (1)	50	48

Western Midstream Operating L.P.,

4.55%, 2/1/30	80	80

5.45%, 4/1/44	75	76

5.30%, 3/1/48	175	173

		19,687

Oil & Gas Services & Equipment – 0.4%

Archrock Partners L.P./Archrock Partners Finance Corp.,

6.25%, 4/1/28 (1)	50	49

Basic Energy Services, Inc.,

10.75%, 10/15/23 (1) (10)	25	1

Bristow Group, Inc.,

6.88%, 3/1/28 (1)	75	76

ChampionX Corp.,

6.38%, 5/1/26	16	16

Global Marine, Inc.,

7.00%, 6/1/28	25	18

Nabors Industries, Inc.,

5.75%, 2/1/25	100	97

7.38%, 5/15/27 (1)	220	229

Nine Energy Service, Inc.,

8.75%, 11/1/23 (1)	25	14

Solaris Midstream Holdings LLC,

7.63%, 4/1/26 (1)	205	212

U.S.A. Compression Partners L.P./U.S.A. Compression Finance Corp.,

6.88%, 9/1/27	50	50

		762

Publishing & Broadcasting – 1.4%

Audacy Capital Corp.,

6.75%, 3/31/29 (1)	25	23

Clear Channel Outdoor Holdings, Inc.,

5.13%, 8/15/27 (1)	75	74

7.75%, 4/15/28 (1)	265	266

7.50%, 6/1/29 (1)	420	419

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   292   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Publishing & Broadcasting – 1.4% continued

Gray Escrow II, Inc.,

5.38%, 11/15/31 (1)	$100	$96

Gray Television, Inc.,

4.75%, 10/15/30 (1)	150	139

iHeartCommunications, Inc.,

6.38%, 5/1/26	27	27

5.25%, 8/15/27 (1)	100	99

Lamar Media Corp.,

4.00%, 2/15/30	75	71

McGraw-Hill Education, Inc.,

5.75%, 8/1/28 (1)	160	153

8.00%, 8/1/29 (1)	205	194

News Corp.,

3.88%, 5/15/29 (1)	75	71

5.13%, 2/15/32 (1)	75	75

Nexstar Media, Inc.,

4.75%, 11/1/28 (1)	75	73

Scripps Escrow II, Inc.,

5.38%, 1/15/31 (1)	385	369

Scripps Escrow, Inc.,

5.88%, 7/15/27 (1)	25	25

Sinclair Television Group, Inc.,

5.88%, 3/15/26 (1)	75	73

5.13%, 2/15/27 (1)	50	45

5.50%, 3/1/30 (1)	25	22

4.13%, 12/1/30 (1)	50	45

TEGNA, Inc.,

4.63%, 3/15/28	25	25

5.00%, 9/15/29	75	75

		2,459

Real Estate Investment Trusts – 3.4%

American Finance Trust, Inc./American Finance Operating Partner L.P.,

4.50%, 9/30/28 (1)	305	275

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL,

4.50%, 4/1/27 (1)	50	47

Diversified Healthcare Trust,

9.75%, 6/15/25	25	26

4.38%, 3/1/31	75	64

EPR Properties,

4.50%, 6/1/27	110	108

3.75%, 8/15/29	45	42

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Real Estate Investment Trusts – 3.4% continued

GEO Group (The), Inc.,

6.00%, 4/15/26	$25	$20

HAT Holdings I LLC/HAT Holdings II LLC,

3.38%, 6/15/26 (1)	50	48

3.75%, 9/15/30 (1)	25	23

Iron Mountain Information Management Services, Inc.,

5.00%, 7/15/32 (1)	150	141

Iron Mountain, Inc.,

4.88%, 9/15/27 (1)	250	247

5.25%, 3/15/28 (1)	280	276

5.00%, 7/15/28 (1)	200	195

4.88%, 9/15/29 (1)	380	362

5.25%, 7/15/30 (1)	245	240

4.50%, 2/15/31 (1)	25	23

5.63%, 7/15/32 (1)	240	236

MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc.,

5.63%, 5/1/24	25	26

MPT Operating Partnership L.P./MPT Finance Corp.,

5.25%, 8/1/26	70	72

5.00%, 10/15/27	95	97

3.50%, 3/15/31	100	93

Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,

7.50%, 6/1/25 (1)	170	177

5.88%, 10/1/28 (1)	170	170

4.88%, 5/15/29 (1)	25	23

RHP Hotel Properties L.P./RHP Finance Corp.,

4.75%, 10/15/27	275	265

4.50%, 2/15/29 (1)	65	61

RLJ Lodging Trust L.P.,

3.75%, 7/1/26 (1)	75	71

4.00%, 9/15/29 (1)	235	217

Service Properties Trust,

5.00%, 8/15/22	25	25

4.65%, 3/15/24	33	32

4.35%, 10/1/24	297	286

5.25%, 2/15/26	50	47

4.75%, 10/1/26	125	114

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   293   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Real Estate Investment Trusts – 3.4% continued

4.95%, 2/15/27	$100	$92

3.95%, 1/15/28	100	85

4.95%, 10/1/29	175	152

4.38%, 2/15/30	100	83

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC,

7.88%, 2/15/25 (1)	240	249

6.00%, 1/15/30 (1)	25	23

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC,

4.75%, 4/15/28 (1)	50	47

6.50%, 2/15/29 (1)	530	494

VICI Properties L.P./VICI Note Co., Inc.,

4.25%, 12/1/26 (1)	138	137

3.75%, 2/15/27 (1)	180	175

4.63%, 12/1/29 (1)	235	234

XHR L.P.,

6.38%, 8/15/25 (1)	50	52

4.88%, 6/1/29 (1)	235	228

		6,200

Real Estate Owners & Developers – 0.2%

Five Point Operating Co. L.P./Five Point Capital Corp.,

7.88%, 11/15/25 (1)	50	51

Greystar Real Estate Partners LLC,

5.75%, 12/1/25 (1)	50	50

Howard Hughes (The) Corp.,

5.38%, 8/1/28 (1)	150	151

4.13%, 2/1/29 (1)	50	47

Kennedy-Wilson, Inc.,

4.75%, 2/1/30	25	24

		323

Real Estate Services – 0.6%

Cushman & Wakefield U.S. Borrower LLC,

6.75%, 5/15/28 (1)	25	26

Realogy Group LLC/Realogy Co-Issuer Corp.,

5.75%, 1/15/29 (1)	604	570

5.25%, 4/15/30 (1)	610	561

		1,157

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Renewable Energy – 0.1%

Renewable Energy Group, Inc.,

5.88%, 6/1/28 (1)	$25	$27

Sunnova Energy Corp.,

5.88%, 9/1/26 (1)	175	167

		194

Retail - Consumer Staples – 0.2%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,

3.25%, 3/15/26 (1)	75	71

7.50%, 3/15/26 (1)	25	26

4.63%, 1/15/27 (1)	50	48

Arko Corp.,

5.13%, 11/15/29 (1)	70	64

Ingles Markets, Inc.,

4.00%, 6/15/31 (1)	50	47

Rite Aid Corp.,

7.50%, 7/1/25 (1)	34	32

8.00%, 11/15/26 (1)	52	48

SEG Holding LLC/SEG Finance Corp.,

5.63%, 10/15/28 (1)	100	100

		436

Retail - Discretionary –3.4%

Abercrombie & Fitch Management Co.,

8.75%, 7/15/25 (1)	25	26

Asbury Automotive Group, Inc.,

4.63%, 11/15/29 (1)	95	88

4.75%, 3/1/30	25	24

5.00%, 2/15/32 (1)	70	65

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,

4.75%, 4/1/28 (1)	100	96

5.38%, 3/1/29 (1)	50	49

Bath & Body Works, Inc.,

9.38%, 7/1/25 (1)	15	17

7.50%, 6/15/29	25	27

6.63%, 10/1/30 (1)	380	399

6.88%, 11/1/35	25	26

6.75%, 7/1/36	100	102

BCPE Ulysses Intermediate, Inc.,

7.75%, (100% Cash), 4/1/27 (1) (5)	25	23

Beacon Roofing Supply, Inc.,

4.50%, 11/15/26 (1)	25	25

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   294   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Retail - Discretionary – 3.4% continued

4.13%, 5/15/29 (1)	$25	$23

Builders FirstSource, Inc.,

6.75%, 6/1/27 (1)	64	66

5.00%, 3/1/30 (1)	25	25

4.25%, 2/1/32 (1)	125	116

Carvana Co.,

5.63%, 10/1/25 (1)	290	273

5.50%, 4/15/27 (1)	280	250

4.88%, 9/1/29 (1)	315	260

Foot Locker, Inc.,

4.00%, 10/1/29 (1)	90	79

Foundation Building Materials, Inc.,

6.00%, 3/1/29 (1)	25	22

Gap (The), Inc.,

3.63%, 10/1/29 (1)	205	183

3.88%, 10/1/31 (1)	125	109

GYP Holdings III Corp.,

4.63%, 5/1/29 (1)	85	79

Hertz (The) Corp.,

4.63%, 12/1/26 (1)	85	79

5.00%, 12/1/29 (1)	195	176

Ken Garff Automotive LLC,

4.88%, 9/15/28 (1)	190	179

LBM Acquisition LLC,

6.25%, 1/15/29 (1)	50	47

LCM Investments Holdings II LLC,

4.88%, 5/1/29 (1)	290	274

Lithia Motors, Inc.,

4.63%, 12/15/27 (1)	125	124

3.88%, 6/1/29 (1)	50	47

LSF9 Atlantis Holdings LLC/Victra Finance Corp.,

7.75%, 2/15/26 (1)	50	48

Macy’s Retail Holdings LLC,

5.88%, 4/1/29 (1)	50	50

6.13%, 3/15/32 (1)	25	25

4.50%, 12/15/34	50	43

5.13%, 1/15/42	50	40

Metis Merger Sub LLC,

6.50%, 5/15/29 (1)	75	71

Michaels (The) Cos., Inc.,

7.88%, 5/1/29 (1)	25	21

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Retail - Discretionary – 3.4% continued

Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.,

7.88%, 10/1/22 (1)	$115	$118

Party City Holdings, Inc.,

8.75%, 2/15/26 (1)	50	48

Patrick Industries, Inc.,

7.50%, 10/15/27 (1)	50	51

4.75%, 5/1/29 (1)	75	64

PetSmart, Inc./PetSmart Finance Corp.,

4.75%, 2/15/28 (1)	250	242

QVC, Inc.,

4.75%, 2/15/27	50	48

Sonic Automotive, Inc.,

4.63%, 11/15/29 (1)	25	23

4.88%, 11/15/31 (1)	75	67

Specialty Building Products Holdings LLC/SBP Finance Corp.,

6.38%, 9/30/26 (1)	410	417

SRS Distribution, Inc.,

4.63%, 7/1/28 (1)	280	267

6.13%, 7/1/29 (1)	70	65

6.00%, 12/1/29 (1)	100	92

Staples, Inc.,

7.50%, 4/15/26 (1)	50	49

10.75%, 4/15/27 (1)	100	89

Victoria’s Secret & Co.,

4.63%, 7/15/29 (1)	50	45

White Cap Buyer LLC,

6.88%, 10/15/28 (1)	720	682

White Cap Parent LLC,

8.25%, 3/15/26 (1) (5)	50	49

		6,092

Semiconductors – 0.2%

Amkor Technology, Inc.,

6.63%, 9/15/27 (1)	75	78

II-VI, Inc.,

5.00%, 12/15/29 (1)	25	24

ON Semiconductor Corp.,

3.88%, 9/1/28 (1)	130	124

Synaptics, Inc.,

4.00%, 6/15/29 (1)	50	47

		273

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   295   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Software – 1.6%

Boxer Parent Co., Inc.,

7.13%, 10/2/25 (1)	$25	$26

9.13%, 3/1/26 (1)	25	26

Castle U.S. Holding Corp.,

9.50%, 2/15/28 (1)	50	49

Clarivate Science Holdings Corp.,

4.88%, 7/1/29 (1)	135	127

Condor Merger Sub, Inc.,

7.38%, 2/15/30 (1)	410	393

Consensus Cloud Solutions, Inc.,

6.50%, 10/15/28 (1)	150	149

LogMeIn, Inc,

5.50%, 9/1/27 (1)	75	70

Minerva Merger Sub, Inc.,

6.50%, 2/15/30 (1)	680	660

Open Text Holdings, Inc.,

4.13%, 2/15/30 (1)	75	71

4.13%, 12/1/31 (1)	235	220

Rackspace Technology Global, Inc.,

3.50%, 2/15/28 (1)	115	103

5.38%, 12/1/28 (1)	500	434

Rocket Software, Inc.,

6.50%, 2/15/29 (1)	25	23

SS&C Technologies, Inc.,

5.50%, 9/30/27 (1)	75	75

Twilio, Inc.,

3.88%, 3/15/31	25	23

Veritas U.S., Inc./Veritas Bermuda Ltd.,

7.50%, 9/1/25 (1)	100	95

Ziff Davis, Inc.,

4.63%, 10/15/30 (1)	446	425

		2,969

Specialty Finance – 1.7%

Ally Financial, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.87%), 4.70%, 5/15/26 (4) (7)	50	47

Blackstone Mortgage Trust, Inc.,

3.75%, 1/15/27 (1)	75	70

Enact Holdings, Inc.,

6.50%, 8/15/25 (1)	100	103

FirstCash, Inc.,

4.63%, 9/1/28 (1)	50	46

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Specialty Finance – 1.7% continued

5.63%, 1/1/30 (1)	$25	$24

Fortress Transportation and

Infrastructure Investors LLC,

6.50%, 10/1/25 (1)	50	50

9.75%, 8/1/27 (1)	50	52

5.50%, 5/1/28 (1)	50	45

Freedom Mortgage Corp.,

7.63%, 5/1/26 (1)	75	72

6.63%, 1/15/27 (1)	100	93

Jefferson Capital Holdings LLC,

6.00%, 8/15/26 (1)	50	48

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,

4.25%, 2/1/27 (1)	50	48

4.75%, 6/15/29 (1)	25	24

LFS Topco LLC,

5.88%, 10/15/26 (1)	25	23

MGIC Investment Corp.,

5.25%, 8/15/28	175	173

Nationstar Mortgage Holdings, Inc.,

6.00%, 1/15/27 (1)	25	25

5.50%, 8/15/28 (1)	75	72

5.13%, 12/15/30 (1)	25	23

5.75%, 11/15/31 (1)	25	24

Navient Corp.,

6.13%, 3/25/24	125	127

6.75%, 6/25/25	175	180

6.75%, 6/15/26	50	51

5.00%, 3/15/27	50	48

5.50%, 3/15/29	75	70

5.63%, 8/1/33	25	21

OneMain Finance Corp.,

5.63%, 3/15/23	65	66

6.88%, 3/15/25	25	26

7.13%, 3/15/26	475	508

3.50%, 1/15/27	270	250

6.63%, 1/15/28	75	79

3.88%, 9/15/28	60	54

5.38%, 11/15/29	120	117

PennyMac Financial Services, Inc.,

4.25%, 2/15/29 (1)	50	43

5.75%, 9/15/31 (1)	25	22

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   296   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Specialty Finance – 1.7% continued

Provident Funding Associates L.P./PFG Finance Corp.,

6.38%, 6/15/25 (1)	$50	$49

SLM Corp.,

3.13%, 11/2/26	75	70

Starwood Property Trust, Inc.,

3.75%, 12/31/24 (1)	25	24

3.63%, 7/15/26 (1)	115	110

United Wholesale Mortgage LLC,

5.75%, 6/15/27 (1)	25	23

5.50%, 4/15/29 (1)	50	44

World Acceptance Corp.,

7.00%, 11/1/26 (1)	125	110

		3,154

Steel – 2.4%

Allegheny Technologies, Inc.,

5.88%, 12/1/27	360	360

4.88%, 10/1/29	135	128

5.13%, 10/1/31	25	23

Big River Steel LLC/BRS Finance Corp.,

6.63%, 1/31/29 (1)	352	369

Carpenter Technology Corp.,

6.38%, 7/15/28	75	75

7.63%, 3/15/30	120	123

Cleveland-Cliffs, Inc.,

9.88%, 10/17/25 (1)	84	94

5.88%, 6/1/27	75	77

4.63%, 3/1/29 (1)	25	25

4.88%, 3/1/31 (1)	25	25

Commercial Metals Co.,

4.13%, 1/15/30	25	23

4.38%, 3/15/32	25	23

Specialty Steel Supply, Inc.,

11.00%, 11/15/26 (1) (2) (3)	2,670	2,670

TMS International Corp.,

6.25%, 4/15/29 (1)	270	257

		4,272

Technology Hardware – 2.0%

CDW LLC/CDW Finance Corp.,

3.25%, 2/15/29	25	23

Ciena Corp.,

4.00%, 1/31/30 (1)	160	154

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Technology Hardware – 2.0% continued

CommScope Technologies LLC,

6.00%, 6/15/25 (1)	$197	$187

5.00%, 3/15/27 (1)	410	356

CommScope, Inc.,

6.00%, 3/1/26 (1)	25	25

8.25%, 3/1/27 (1)	340	331

7.13%, 7/1/28 (1)	235	212

4.75%, 9/1/29 (1)	100	92

Diebold Nixdorf, Inc.,

8.50%, 4/15/24	25	24

9.38%, 7/15/25 (1)	25	26

Imola Merger Corp.,

4.75%, 5/15/29 (1)	835	804

Likewize Corp.,

9.75%, 10/15/25 (1)	25	25

NCR Corp.,

5.75%, 9/1/27 (1)	75	75

5.00%, 10/1/28 (1)	50	48

5.13%, 4/15/29 (1)	100	96

6.13%, 9/1/29 (1)	50	50

TTM Technologies, Inc.,

4.00%, 3/1/29 (1)	75	69

Viasat, Inc.,

5.63%, 9/15/25 (1)	420	410

6.50%, 7/15/28 (1)	600	576

Xerox Holdings Corp.,

5.00%, 8/15/25 (1)	50	51

5.50%, 8/15/28 (1)	50	49

		3,683

Technology Services – 1.6%

Ahead DB Holdings LLC,

6.63%, 5/1/28 (1)	45	40

Dun & Bradstreet (The) Corp.,

5.00%, 12/15/29 (1)	465	437

Exela Intermediate LLC/Exela Finance, Inc.,

11.50%, 7/15/26 (1)	73	35

Fair Isaac Corp.,

4.00%, 6/15/28 (1)	25	24

HealthEquity, Inc.,

4.50%, 10/1/29 (1)	245	232

MoneyGram International, Inc.,

5.38%, 8/1/26 (1)	65	68

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   297   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Technology Services – 1.6% continued

MPH Acquisition Holdings LLC,

5.50%, 9/1/28 (1)	$220	$211

5.75%, 11/1/28 (1)	480	433

MSCI, Inc.,

4.00%, 11/15/29 (1)	25	24

3.63%, 9/1/30 (1)	75	70

3.63%, 11/1/31 (1)	50	47

Nielsen Finance LLC/Nielsen Finance Co.,

5.63%, 10/1/28 (1)	270	272

5.88%, 10/1/30 (1)	290	291

Presidio Holdings, Inc.,

8.25%, 2/1/28 (1)	590	602

Sabre GLBL, Inc.,

9.25%, 4/15/25 (1)	50	56

Science Applications International Corp.,

4.88%, 4/1/28 (1)	50	49

Vericast Corp.,

11.00%, 9/15/26 (1)	50	49

Verscend Escrow Corp.,

9.75%, 8/15/26 (1)	25	26

		2,966

Telecommunications – 3.0%

Consolidated Communications, Inc.,

5.00%, 10/1/28 (1)	130	112

6.50%, 10/1/28 (1)	120	111

Embarq Corp.,

8.00%, 6/1/36	100	96

Frontier Communications Holdings LLC,

5.88%, 10/15/27 (1)	185	184

5.00%, 5/1/28 (1)	180	173

6.75%, 5/1/29 (1)	95	91

5.88%, 11/1/29	290	265

6.00%, 1/15/30 (1)	210	194

GTT Communications, Inc.,

7.88%, 12/31/24 (1) (2) (10)	1,650	161

Hughes Satellite Systems Corp.,

6.63%, 8/1/26	50	52

Level 3 Financing, Inc.,

4.63%, 9/15/27 (1)	700	659

4.25%, 7/1/28 (1)	125	115

3.75%, 7/15/29 (1)	220	195

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Telecommunications – 3.0% continued

Lumen Technologies, Inc.,

6.75%, 12/1/23	$60	$62

7.50%, 4/1/24	25	26

4.50%, 1/15/29 (1)	350	301

5.38%, 6/15/29 (1)	330	294

Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,

4.75%, 4/30/27 (1)	140	133

6.00%, 2/15/28 (1)	150	132

10.75%, 6/1/28 (1)	90	94

Sprint Capital Corp.,

6.88%, 11/15/28	105	122

8.75%, 3/15/32	330	444

Sprint Corp.,

7.88%, 9/15/23	125	133

7.13%, 6/15/24	190	204

7.63%, 2/15/25	20	22

7.63%, 3/1/26	50	56

Switch Ltd.,

3.75%, 9/15/28 (1)	75	73

T-Mobile U.S.A., Inc.,

2.63%, 4/15/26	175	167

4.75%, 2/1/28	260	264

2.63%, 2/15/29	110	100

3.38%, 4/15/29	220	209

2.88%, 2/15/31	25	23

Zayo Group Holdings, Inc.,

6.13%, 3/1/28 (1)	205	183

		5,450

Transportation & Logistics – 0.4%

American Airlines, Inc.,

11.75%, 7/15/25 (1)	165	193

Cargo Aircraft Management, Inc.,

4.75%, 2/1/28 (1)	25	24

Delta Air Lines, Inc.,

7.38%, 1/15/26	25	27

First Student Bidco, Inc./First Transit Parent, Inc.,

4.00%, 7/31/29 (1)	25	23

United Airlines Pass Through Trust,

Series 2020-1, Class A,

5.88%, 10/15/27	22	23

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   298   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 74.2% continued

Transportation & Logistics – 0.4% continued

United Airlines Pass Through Trust,

Series 2020-1, Class B,

4.88%, 1/15/26	$138	$136

United Airlines, Inc.,

4.38%, 4/15/26 (1)	25	25

4.63%, 4/15/29 (1)	160	152

Watco Cos. LLC/Watco Finance Corp.,

6.50%, 6/15/27 (1)	40	39

Western Global Airlines LLC,

10.38%, 8/15/25 (1)	50	54

XPO Logistics, Inc.,

6.25%, 5/1/25 (1)	25	26

		722

Wholesale - Consumer Staples – 0.5%

C&S Group Enterprises LLC,

5.00%, 12/15/28 (1)	25	21

Performance Food Group, Inc.,

6.88%, 5/1/25 (1)	60	62

5.50%, 10/15/27 (1)	405	403

4.25%, 8/1/29 (1)	155	141

U.S. Foods, Inc.,

4.75%, 2/15/29 (1)	285	272

United Natural Foods, Inc.,

6.75%, 10/15/28 (1)	25	26

		925

Wholesale - Discretionary – 0.3%

IAA, Inc.,

5.50%, 6/15/27 (1)	150	150

KAR Auction Services, Inc.,

5.13%, 6/1/25 (1)	395	400

		550

Total Corporate Bonds

(Cost $139,894)		134,140

FOREIGN ISSUER BONDS – 13.6%

Aerospace & Defense – 0.1%

Bombardier, Inc.,

7.50%, 12/1/24 (1)	61	63

7.50%, 3/15/25 (1)	23	23

7.13%, 6/15/26 (1)	25	25

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.6% continued

Aerospace & Defense – 0.1% continued

7.88%, 4/15/27 (1)	$125	$122

6.00%, 2/15/28 (1)	25	23

		256

Automotive – 0.5%

Clarios Global L.P.,

6.75%, 5/15/25 (1)	136	141

Clarios Global L.P./Clarios U.S. Finance Co.,

8.50%, 5/15/27 (1)	25	26

IHO Verwaltungs GmbH,

6.38%, 5/15/29 (1) (5)	200	197

Jaguar Land Rover Automotive PLC,

7.75%, 10/15/25 (1)	200	207

5.50%, 7/15/29 (1)	330	290

		861

Banking – 0.1%

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.67%), 8.00%, 6/15/24(4) (7)	200	211

Biotechnology & Pharmaceuticals – 0.8%

Bausch Health Cos., Inc.,

6.13%, 4/15/25 (1)	130	131

5.50%, 11/1/25 (1)	105	104

9.00%, 12/15/25 (1)	150	155

6.13%, 2/1/27 (1)	50	50

7.00%, 1/15/28 (1)	25	22

5.00%, 1/30/28 (1)	75	62

7.25%, 5/30/29 (1)	50	43

5.25%, 1/30/30 (1)	550	432

5.25%, 2/15/31 (1)	105	82

Endo Dac/Endo Finance LLC/Endo Finco, Inc.,

9.50%, 7/31/27 (1)	50	44

6.00%, 6/30/28 (1)	91	52

Endo Luxembourg Finance Co. I S.a.r.l./Endo U.S., Inc.,

6.13%, 4/1/29 (1)	50	46

Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,

5.75%, 8/1/22 (1) (2) (10)	175	83

10.00%, 4/15/25 (1) (2) (10)	100	105

		1,411

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   299   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.6% continued

Cable & Satellite – 0.4%

Altice Financing S.A.,

5.00%, 1/15/28 (1)	$200	$179

UPC Broadband Finco B.V.,

4.88%, 7/15/31 (1)	200	188

Videotron Ltd.,

5.13%, 4/15/27 (1)	25	25

Virgin Media Vendor Financing Notes IV DAC,

5.00%, 7/15/28 (1)	200	192

Ziggo B.V.,

4.88%, 1/15/30 (1)	200	189

		773

Chemicals – 0.5%

Diamond BC B.V.,

4.63%, 10/1/29 (1)	125	112

Methanex Corp.,

5.13%, 10/15/27	25	25

NOVA Chemicals Corp.,

4.88%, 6/1/24 (1)	255	258

5.00%, 5/1/25 (1)	15	15

5.25%, 6/1/27 (1)	388	387

4.25%, 5/15/29 (1)	25	23

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc.,

5.38%, 9/1/25 (1)	100	99

5.13%, 4/1/29 (1)	75	69

		988

Commercial Support Services – 0.4%

Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.,

4.63%, 6/1/28 (1)	435	411

Garda World Security Corp.,

4.63%, 2/15/27 (1)	115	110

6.00%, 6/1/29 (1)	285	256

		777

Construction Materials – 0.1%

Cemex S.A.B. de C.V.,

5.45%, 11/19/29 (1)	250	253

Containers & Packaging – 0.9%

ARD Finance S.A.,

6.50%, 6/30/27 (1) (5)	200	183

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.6% continued

Containers & Packaging – 0.9% continued

Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC,

3.25%, 9/1/28 (1)	$210	$190

Ardagh Packaging Finance PLC/Ardagh Holdings U.S.A., Inc.,

4.13%, 8/15/26 (1)	200	193

Intelligent Packaging Holdco Issuer L.P.,

9.00%, (100% Cash), 1/15/26 (1) (5)	25	25

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC,

6.00%, 9/15/28 (1)	690	679

OI European Group B.V.,

4.75%, 2/15/30 (1)	75	70

Trivium Packaging Finance B.V.,

8.50%, 8/15/27 (1)	205	204

		1,544

Electrical Equipment – 0.2%

Sensata Technologies B.V.,

4.00%, 4/15/29 (1)	400	381

Food – 0.1%

Herbalife Nutrition Ltd./HLF Financing, Inc.,

7.88%, 9/1/25 (1)	75	77

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.,

5.50%, 1/15/30 (1)	75	77

		154

Gas & Water Utilities – 0.0%

Superior Plus L.P./Superior General Partner, Inc.,

4.50%, 3/15/29 (1)	50	47

Home Construction – 0.2%

Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC,

5.00%, 6/15/29 (1)	50	45

4.88%, 2/15/30 (1)	50	45

Empire Communities Corp.,

7.00%, 12/15/25 (1)	25	25

Masonite International Corp.,

5.38%, 2/1/28 (1)	100	101

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   300   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.6% continued

Home Construction – 0.2% continued

Mattamy Group Corp.,

4.63%, 3/1/30 (1)	$75	$70

		286

Leisure Facilities & Services – 2.7%

1011778 B.C. ULC/New Red Finance, Inc.,

4.38%, 1/15/28 (1)	25	24

4.00%, 10/15/30 (1)	360	325

Carnival Corp.,

10.50%, 2/1/26 (1)	50	56

7.63%, 3/1/26 (1)	310	312

5.75%, 3/1/27 (1)	875	834

9.88%, 8/1/27 (1)	230	254

6.65%, 1/15/28	50	47

6.00%, 5/1/29 (1)	425	400

International Game Technology PLC,

4.13%, 4/15/26 (1)	400	395

Motion Bondco DAC,

6.63%, 11/15/27 (1)	200	188

NCL Corp. Ltd.,

3.63%, 12/15/24 (1)	170	160

5.88%, 3/15/26 (1)	335	318

5.88%, 2/15/27 (1)	110	108

7.75%, 2/15/29 (1)	25	25

NCL Finance Ltd.,

6.13%, 3/15/28 (1)	60	56

Royal Caribbean Cruises Ltd.,

5.25%, 11/15/22	25	25

9.13%, 6/15/23 (1)	25	26

11.50%, 6/1/25 (1)	17	19

4.25%, 7/1/26 (1)	150	140

5.50%, 8/31/26 (1)	25	24

5.38%, 7/15/27 (1)	200	192

7.50%, 10/15/27	190	202

3.70%, 3/15/28	50	45

5.50%, 4/1/28 (1)	465	443

Viking Cruises Ltd.,

6.25%, 5/15/25 (1)	150	140

5.88%, 9/15/27 (1)	50	46

Viking Ocean Cruises Ship VII Ltd.,

5.63%, 2/15/29 (1)	25	23

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.6% continued

Leisure Facilities & Services – 2.7% continued

VOC Escrow Ltd.,

5.00%, 2/15/28 (1)	$50	$48

		4,875

Machinery – 0.8%

Husky III Holding Ltd.,

13.00%, (100% Cash), 2/15/25 (1) (5)	25	26

Titan Acquisition Ltd./Titan Co-Borrower LLC,

7.75%, 4/15/26 (1)	1,395	1,386

		1,412

Metals & Mining – 1.6%

Alcoa Nederland Holding B.V.,

6.13%, 5/15/28 (1)	200	209

Baffinland Iron Mines Corp./Baffinland Iron Mines L.P.,

8.75%, 7/15/26 (1)	1,470	1,534

Constellium S.E.,

3.75%, 4/15/29 (1)	250	224

First Quantum Minerals Ltd.,

6.50%, 3/1/24 (1)	400	402

FMG Resources Pty. Ltd., Series 2006,

5.13%, 5/15/24 (1)	60	61

4.38%, 4/1/31 (1)	100	95

Hudbay Minerals, Inc.,

4.50%, 4/1/26 (1)	125	121

6.13%, 4/1/29 (1)	155	160

IAMGOLD Corp.,

5.75%, 10/15/28 (1)	25	23

Northwest Acquisitions ULC/Dominion Finco, Inc.,

7.13%, 11/1/22 (1) (2) (10) (11)	1,905	—

		2,829

Oil & Gas Producers – 0.6%

Athabasca Oil Corp.,

9.75%, 11/1/26 (1)	100	106

eG Global Finance PLC,

6.75%, 2/7/25 (1)	200	199

Energean Israel Finance Ltd.,

5.38%, 3/30/28	25	24

5.88%, 3/30/31	25	24

Leviathan Bond Ltd.,

6.13%, 6/30/25	25	26

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   301   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.6% continued

Oil & Gas Producers – 0.6% continued

6.50%, 6/30/27	$25	$26

MEG Energy Corp.,

7.13%, 2/1/27 (1)	75	79

OGX Austria GmbH,

8.50%, 6/1/18 (1) (2) (3) (10)	2,420	—

8.38%, 4/1/22 (1) (2) (3) (10)	1,800	—

Parkland Corp.,

5.88%, 7/15/27 (1)	50	50

4.50%, 10/1/29 (1)	75	70

4.63%, 5/1/30 (1)	50	46

Teine Energy Ltd.,

6.88%, 4/15/29 (1)	340	345

		995

Oil & Gas Services & Equipment – 0.4%

Ensign Drilling, Inc.,

9.25%, 4/15/24 (1)	25	25

Nabors Industries Ltd.,

7.25%, 1/15/26 (1)	95	95

7.50%, 1/15/28 (1)	50	49

Noble Finance Co.,

11.00%, 2/15/28 (1) (5)	1	2

11.00%, 2/15/28 (5)	10	11

Precision Drilling Corp.,

7.13%, 1/15/26 (1)	75	76

6.88%, 1/15/29 (1)	25	25

Shelf Drilling Holdings Ltd.,

8.88%, 11/15/24 (1)	25	26

8.25%, 2/15/25 (1)	50	41

TechnipFMC PLC,

6.50%, 2/1/26 (1)	80	83

Transocean Guardian Ltd.,

5.88%, 1/15/24 (1)	61	58

Transocean Sentry Ltd.,

5.38%, 5/15/23 (1)	42	41

Transocean, Inc.,

7.25%, 11/1/25 (1)	100	87

11.50%, 1/30/27 (1)	64	66

7.50%, 4/15/31	25	18

Weatherford International Ltd.,

11.00%, 12/1/24 (2) (8)	10	10

8.63%, 4/30/30 (1)	75	76

		789

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.6% continued

Semiconductors – 0.1%

ams-OSRAM A.G.,

7.00%, 7/31/25(1)	$200	$203

Software – 0.2%

Camelot Finance S.A.,

4.50%, 11/1/26 (1)	50	49

Elastic N.V.,

4.13%, 7/15/29 (1)	25	23

Open Text Corp.,

3.88%, 2/15/28 (1)	50	48

3.88%, 12/1/29 (1)	210	199

		319

Specialty Finance – 0.5%

Global Aircraft Leasing Co. Ltd.,

6.50%, 9/15/24 (1) (5)	726	659

VistaJet Malta Finance PLC/XO Management Holding, Inc.,

6.38%, 2/1/30 (1)	225	212

		871

Steel – 0.0%

Algoma Steel Parent S.C.A.,

0.00%, 11/30/47(2) (3) (8)	49	—

Technology Services – 0.0%

Nielsen Co. Luxembourg (The) S.a.r.l.,

5.00%, 2/1/25 (1)	25	25

Paysafe Finance PLC/Paysafe Holdings U.S. Corp.,

4.00%, 6/15/29 (1)	50	43

		68

Telecommunications – 2.0%

Altice France Holding S.A.,

6.00%, 2/15/28 (1)	975	841

Altice France S.A.,

8.13%, 2/1/27 (1)	200	206

5.50%, 1/15/28 (1)	305	283

5.13%, 7/15/29 (1)	200	179

5.50%, 10/15/29 (1)	200	180

Connect Finco S.a.r.l./Connect U.S. Finco LLC,

6.75%, 10/1/26 (1)	500	509

Digicel Group Holdings Ltd.,

10.00%, 4/1/24 (5)	138	137

8.00%, 4/1/25 (1) (5)	48	42

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   302   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.6% continued

Telecommunications – 2.0% continued

Iliad Holding SASU,

7.00%, 10/15/28 (1)	$200	$200

Telecom Italia Capital S.A.,

6.38%, 11/15/33	175	167

6.00%, 9/30/34	75	71

7.20%, 7/18/36	80	78

Telecom Italia S.p.A.,

5.30%, 5/30/24 (1)	130	131

Telesat Canada/Telesat LLC,

5.63%, 12/6/26 (1)	25	19

4.88%, 6/1/27 (1)	50	36

6.50%, 10/15/27 (1)	25	12

Vmed O2 UK Financing I PLC,

4.25%, 1/31/31 (1)	200	183

4.75%, 7/15/31 (1)	215	203

Vodafone Group PLC,

(Variable, USD Swap 5Y + 4.87%), 7.00%, 4/4/79 (7)	50	55

		3,532

Transportation & Logistics – 0.4%

Air Canada,

3.88%, 8/15/26 (1)	125	118

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,

5.50%, 4/20/26 (1)	215	217

5.75%, 4/20/29 (1)	275	274

Delta Air Lines, Inc./SkyMiles IP Ltd.,

4.50%, 10/20/25 (1)	50	50

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,

5.75%, 1/20/26 (1)	25	25

Seaspan Corp.,

5.50%, 8/1/29 (1)	75	70

Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,

8.00%, 9/20/25 (1)	30	32

		786

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.6% continued

Wireless Telecommunications Services – 0.0%

Intelsat Jackson Holdings S.A.,

8.50%, 10/15/24 (3)	$75	$—

9.75%, 7/15/25 (1) (2) (3)	50	—

		—
Total Foreign Issuer Bonds
(Cost $31,172)		24,621

TERM LOANS – 2.1% (12)

Automotive – 0.1%

Tenneco Inc., Tranche B Term Loan,

(Floating, ICE LIBOR USD 1M + 3.00%), 3.46%, 10/1/25	113	111

Cable & Satellite – 0.0%

DirecTV Financing LLC, Closing Date Term Loan,

(Floating, ICE LIBOR USD 1M + 5.00%, 0.75% Floor), 5.75%, 8/2/27	24	24

Casinos & Gaming – 0.0%

Scientific Games Corporation Term Loan,

2/4/29(13)	75	74

Chemicals – 0.1%

Consolidated Communications, Inc., Term B-1 Loan,

(Floating, ICE LIBOR USD 1M + 3.50%, 0.75% Floor), 4.25%, 10/2/27	50	47

Consolidated Energy Finance S.A., Initial Term Loan,

(Floating, ICE LIBOR USD 6M + 2.50%), 2.96%, 5/7/25	72	69

		116

Construction Materials – 0.1%

U.S. Silica Co., Term Loan,

(Floating, ICE LIBOR USD 1M + 4.00%, 1.00% Floor), 5.00%, 5/1/25	164	161

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   303   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 2.1% (12) continued

Consumer Services – 0.0%

Raptor Acquisition Corp., Term Loan,

11/1/26 (13) (14)	$—	$—

(Floating, ICE LIBOR USD 3M + 4.00%, 0.75% Floor), 4.93%, 11/1/26	25	25

		25

Containers & Packaging – 0.1%

Flex Acquisition Company, Inc., 2021 Specified Refinancing Term Loan,

(Floating, ICE LIBOR USD 3M + 3.50%, 0.50% Floor), 4.00%, 3/2/28	83	83

Mauser Packaging Solutions Holding Co., Initial Term Loan,

(Floating, ICE LIBOR USD 1M + 3.25%), 3.48%, 4/3/24	21	20

		103

Entertainment Content – 0.0%

Allen Media LLC, Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 5.50%), 6.15%, 2/10/27	48	48

Diamond Sports Group LLC, Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.25%), 3.55%, 8/24/26	49	17

		65

Health Care Facilities & Services – 0.2%

Gainwell Acquisition Corp., Term B Loan,

(Floating, ICE LIBOR USD 3M + 4.00%, 0.75% Floor), 5.01%, 10/1/27	161	161

Team Health Holdings, Inc., Extended Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 5.25%, 1.00% Floor), 3/2/27	199	188

		349

Household Products – 0.1%

Sunshine Luxembourg VII S.a.r.l., Facility B3 Loan,

(Floating, ICE LIBOR USD 3M + 3.75%, 0.75% Floor), 4.76%, 10/1/26	106	105

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 2.1% (12) continued

Insurance – 0.5%

Asurion LLC, New B-4 Term Loan,

(Floating, ICE LIBOR USD 1M + 5.25%), 5.71%, 1/20/29	$510	$498

Asurion LLC, New B-7 Term Loan,

(Floating, ICE LIBOR USD 1M + 3.00%), 3.46%, 11/3/24	213	210

Hub International Ltd., B-3 Incremental Term Loan,

(Floating, ICE LIBOR USD 3M + 3.25%, 0.75% Floor), 4.00%, 4/25/25	97	97

Hub International Ltd., Initial Term Loan,

(Floating, ICE LIBOR USD 3M + 3.00%), 3.27%, 4/25/25	25	24

		829

Internet Media & Services – 0.0%

Endurance International Group Holdings, Inc., Initial Term Loan,

(Floating, ICE LIBOR USD 3M + 3.50%, 0.75% Floor), 4.25%, 2/10/28	25	24

Leisure Facilities & Services – 0.1%

1011778 B.C. Unlimited Liability Co., Term B-4 Loan,

(Floating, ICE LIBOR USD 1M + 1.75%), 2.21%, 11/19/26	33	32

Golden Nugget Online Gaming, Inc., 2020 Initial Term Loan,

(Floating, ICE LIBOR USD 1M + 12.00%, 1.00% Floor), 13.00%, 10/4/23	25	27

UFC Holdings LLC, Term B-3 Loan,

(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 3.50%, 4/29/26	66	65

		124

Medical Equipment & Devices – 0.0%

Avantor Funding, Inc., 2021 Incremental B-5 Dollar Term Loan,

(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 2.75%, 11/8/27	50	50

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   304   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 2.1% (12) continued

Metals & Mining – 0.3%

RA Acquisition Purchaser LLC, Notes,

(Floating, ICE LIBOR USD 3M + 10.00%, 1.00% Floor), 11.01%, 5/31/23 (2) (3) (8)	$608	$608

Oil & Gas Producers – 0.2%

Ascent Resources Utica Holdings LLC/Aru Finance Corp., Term Loan,

(Floating, ICE LIBOR USD 3M + 9.00%, 1.00% Floor), 10.00%, 11/1/25	213	227

Parker Drilling Co., Initial Loan,

(Floating, ICE LIBOR USD 3M + 11.00% Cash, 2.00% PIK), 11.00%, 3/26/24 (5)	16	16

Prairie ECI Acquiror L.P., Initial Term Loan,

3/11/26 (13)	75	73

(Floating, ICE LIBOR USD 1M + 4.75%), 5.21%, 3/11/26	35	35

		351

Oil & Gas Services & Equipment – 0.0%

ChampionX Holding, Inc., Term Loan,

(Floating, ICE LIBOR USD 3M + 5.00%, 1.00% Floor), 6.00%, 6/3/27	68	68

Publishing & Broadcasting – 0.0%

Clear Channel Outdoor Holdings, Inc., Term B Loan,

(Floating, ICE LIBOR USD 3M + 3.50%), 3.80%, 8/21/26	24	24

Retail - Discretionary – 0.2%

Great Outdoors Group LLC, Term B-2 Loan,

(Floating, ICE LIBOR USD 1M + 3.75%, 0.75% Floor), 4.50%, 3/6/28	209	208

Staples, Inc., 2019 Refinancing New Term B-1 Loan,

(Floating, ICE LIBOR USD 3M + 5.00%), 5.32%, 4/16/26	73	69

		277

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 2.1% (12) continued

Technology Services – 0.1%

athenahealth Group, Inc., Initial Delayed Draw Term Loan,

2/15/29 (13)	$7	$7

athenahealth Group, Inc., Initial Term Loan,

2/15/29 (13)	43	42

Redstone Holdco 2 L.P., Initial Term Loan,

(Floating, ICE LIBOR USD 3M + 4.75%, 0.75% Floor), 5.50%, 4/27/28	169	165

		214

Telecommunications – 0.0%

Altice France S.A., Incremental Term Loan,

(Floating, ICE LIBOR USD 3M + 4.00%), 4.51%, 8/14/26	46	45

Transportation & Logistics – 0.0%

United AirLines, Inc., Class B Term Loan,

(Floating, ICE LIBOR USD 3M + 3.75%, 0.75% Floor), 4.50%, 4/21/28	25	24

Wholesale - Discretionary – 0.0%

KAR Auction Services, Inc., Tranche B-6 Term Loan,

(Floating, ICE LIBOR USD 1M + 2.25%), 2.75%, 9/19/26	25	25

Total Term Loans

(Cost $3,827)		3,796

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 3.5%

Chemicals – 0.1%

Utex Industries, Inc.(3) *	2,200	$206

Construction Materials – 0.0%

Hardwood Holdings LLC(3) *	187	11

Distributors – 1.0%

ATD New Holdings, Inc.*	22,076	1,813

Energy Equipment & Services – 0.0%

Diamond Offshore Drilling, Inc.*	3,490	25

Noble Finance Co.(1) (2) *	103	4

Parker Drilling Co.*	917	4

		33

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   305   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 3.5% continued

Gas Utilities – 0.0%

Ferrellgas Partners L.P., Class B	182	$41

Hotels, Restaurants & Leisure – 0.3%

CWT Travel Group, Inc.(8) *	15,685	464

Media – 0.0%

iHeartMedia, Inc., Class A*	419	8

Metals & Mining – 1.9%

Algoma Steel, Inc.(2) (3) (8) *	4,899	179

Algoma Steel, Inc.(2) (3) (8) *	4,899	—

Real Alloy Parent, Inc.(2) (3) (8) *	48	3,166

		3,345

Oil, Gas & Consumable Fuels – 0.1%

Bruin Blocker LLC(3) (11) *	9,827	1

Chaparral Energy, Inc.(3) *	1,057	51

Cloud Peak Energy, Inc.(3) *	20	—

Gulfport Energy Corp.*	1,088	98

Superior Energy Services(2) (3) (8) *	1,213	55

		205

Professional Services – 0.1%

Skillsoft Corp.*	36,863	223

Wireless Telecommunication Services – 0.0%

Intelsat Emergence S.A.(3) *	1,199	35

Total Common Stocks

(Cost $3,757)		6,384

MASTER LIMITED PARTNERSHIPS – 0.0%

Oil, Gas & Consumable Fuels – 0.0%

Summit Midstream Partners L.P.*	4,025	60

Total Master Limited Partnerships

(Cost $117)		60

PREFERRED STOCKS – 0.0%

Oil, Gas & Consumable Fuels – 0.0%

Global Partners L.P./MA, 9.50%	1,375	36

Total Preferred Stocks

(Cost $34)		36

	NUMBER OF SHARES	VALUE (000S)

RIGHTS – 0.0%

Wireless Telecommunication Services – 0.0%

Intelsat Jackson Holdings S.A.(3) (11) *	124	$—

Intelsat Jackson Holdings S.A.(3) (11) *	124	—

		—

Total Rights

(Cost $—)		—

OTHER – 0.0%

Escrow Appvion, Inc.(3) *	225,000	—

Escrow Cloud Peak Energy, Inc.(3) *	250,000	—

Escrow GenOn Energy, Inc.(3) *	25,000	—

Escrow Gulfport Energy Operating Corp.(2) (8) (11) *	100,000	—

Escrow Gulfport Energy Operating Corp.(2) (8) (11) *	50,000	—

Escrow Hertz (The) Corp.(1) (2) (3) *	125,000	—

Escrow Washington Mutual Bank(3) *	250,000	—

RP Escrow Issuer LLC(1) (2) (3) *	1,100,000	14

Total Other

(Cost $110)		14

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.0%

Athabasca Oil Corp., Exp. 11/1/26, Strike $0.94(3) *	100	$22

California Resources Corp., Exp. 10/27/24, Strike $36.00*	66	1

CWT Travel Holdings, Inc., Class A, Exp. 11/19/26, Strike $57.00(3) *	2,018	—

CWT Travel Holdings, Inc., Class B,

Exp. 11/19/28, Strike $67.69(3) *	2,124	—

Denbury, Inc., Exp. 9/18/25, Strike $32.59*	1,236	12

Utex Industries, Inc., Exp. 12/31/49,

Strike $0.00(3) *	5,500	—

Total Warrants

(Cost $18)		35

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   306   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 6.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06% (15) (16)	11,178,862	$11,179

Total Investment Companies

(Cost $11,179)		11,179

Total Investments – 99.9%

(Cost $190,521)		180,687

Other Assets less Liabilities – 0.1%		146

NET ASSETS – 100.0%		$180,833

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)

Restricted security that has been deemed illiquid. At March 31, 2022, the value of these restricted illiquid securities amounted to approximately $7,135,000 or 3.9% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Algoma Steel Parent S.C.A., 0.00%, 11/30/47	3/31/20	$176

Algoma Steel, Inc., 0.00%	3/31/20	47

Algoma Steel, Inc., 0.00%	3/31/20	47

Chaparral Energy, Inc., 9.00%, 2/14/25	12/10/2020-1/25/22	19

Escrow Gulfport Energy Operating Corp., 0.00%	5/18/21	—

Escrow Gulfport Energy Operating Corp., 0.00%	5/18/21	—

Escrow Hertz (The) Corp., 0.00%	7/1/21	—

GTT Communications, Inc., 7.88%, 12/31/24	12/19/2018-2/6/20	1,522

Gulfport Energy Corp., 10.00%, 5/13/22	6/9/21	3

Intelsat Jackson Holdings S.A., 9.75%, 7/15/25	3/21/22	—

Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 5.75%, 8/1/22	7/12/2019-2/9/21	80

Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 10.00%, 4/15/25	10/15/2020-11/8/21	108

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Murray Energy Corp., 12.00%, 4/15/24	7/3/2018-4/18/19	$397

Noble Finance Co., 0.00%	2/2/21	—

Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/1/22	10/6/2017-11/18/19	1,733

OGX Austria GmbH, 8.38%, 4/1/22	5/30/12-4/18/13	1,497

OGX Austria GmbH, 8.50%, 6/1/18	5/26/11-4/17/13	2,264

RA Acquisition Purchaser LLC, Notes, 11.01%, 5/31/23	5/31/18-6/30/20	608

Real Alloy Parent, Inc., 0.00%	5/31/18	1,738

RP Escrow Issuer LLC, 0.00%	12/18/20	—

Specialty Steel Supply, Inc., 11.00%, 11/15/26	6/2/21	2,670

Superior Energy Services, 0.00%	9/19/17-2/1/21	75

Weatherford International Ltd., 11.00%, 12/1/24	6/8/21	10

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(4)	Perpetual bond. Maturity date represents next call date.
(5)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(6)	Principal amount is less than one thousand.
(7)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2022.
(8)	Restricted security.
(9)	When-Issued Security. Coupon rate is not in effect at March 31, 2022.
(10)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(11)	Value rounds to less than one thousand.
(12)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.
(13)	Position is unsettled. Contract rate was not determined at March 31, 2022 and does not take effect until settlement date.
(14)	Principal Amount and Value rounds to less than one thousand.
(15)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(16)	7-day current yield as of March 31, 2022 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   307   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

5Y - 5 Year

6M - 6 Month

CDI - CREST Depository Interest

CMT - Constant Maturity

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

MSCI - Morgan Stanley Capital International

PIK - Payment In-Kind

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2022, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	99.9%

Total Investments	99.9

Other Assets less Liabilities	0.1

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Convertible Bonds:

Oil & Gas Producers	$ —	$ —	$20	$ 20

All Other Industries(1)	—	402	—	402

Total Convertible Bonds	—	402	20	422

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds:

Entertainment Content	$ —	$ 2,202		$1,113	$ 3,315

Industrial Intermediate Products	—	217		1,257	1,474

Oil & Gas Producers	—	19,627		60	19,687

Steel	—	1,602		2,670	4,272

All Other Industries(1)	—	105,392		—	105,392

Total Corporate Bonds	—	129,040		5,100	134,140

Foreign Issuer Bonds(1)	—	24,621		—	24,621

Term Loans:

Metals & Mining	—	—		608	608

All Other Industries(1)	—	3,188		—	3,188

Total Term Loans	—	3,188		608	3,796

Common Stocks:

Distributors	—	1,813		—	1,813

Energy Equipment & Services	29	4		—	33

Gas Utilities	41	—		—	41

Hotels, Restaurants & Leisure	—	464		—	464

Media	8	—		—	8

Oil, Gas & Consumable Fuels	98	—		107	205

Professional Services	223	—		—	223

All Other Industries(1)	—	—		3,597	3,597

Total Common Stocks	399	2,281		3,704	6,384

Master Limited Partnerships	60	—		—	60

Preferred Stocks	36	—		—	36

Other	—	—	*	14	14

Warrants	1	12		22	35

Investment Companies	11,179	—		—	11,179

Total Investments	$11,675	$159,544		$9,468	$180,687

*	Amounts round to less than a thousand.

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   308   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/21 (000S)	ACCRUED DISCOUNTS (PREMIUMS) (000S)	REALIZED GAIN (LOSS) (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	PURCHASES (000S)		SALES (000S)	TRANSFERS INTO LEVEL 3 (000S)	TRANSFERS OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/22 (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/22 (000S)

Convertible Bonds

Oil & Gas Producers	$—	$—	$—	$17	$3		$—	$—	$—	$20	$17

Corporate Bonds

Entertainment Resources	1,095	4	—	14	—		—	—	—	1,113	14

Exploration & Production	16	—	—	43	1		—	—	—	60	43

Iron & Steel	2,631	—	—	39	—		(2,670)	—	—	—	—

Managed Care	6,166	9	596	(605)	—		(6,166)	—	—	—	—

Manufactured Goods	1,509	21	12	(16)	—		(269)	—	—	1,257	(16)

Steel	—	—	—	—	2,670		—	—	—	2,670	—

Term Loans

Internet Media	1,319	1	28	12	—		(1,360)	—	—	—	—

Metals & Mining	644	—	—	27	—		(63)	—	—	608	27

Common Stocks

Chemicals	124	—	—	82	—		—	—	—	206	82

Construction

Materials

Manufacturing	—	—	—	(2)	13		—	—	—	11	(2)

IT Services	1,160	—	373	(381)	—		(1,151)	—	—	—	—

Metals & Mining	2,011	—	—	1,333	—		—	—	—	3,345	1,333

Oil, Gas &

Consumable Fuels	—	—	—	55	—	*	—	52	—	107	18

Wireless

Telecommunication

Services	—	—	—	(71)	106		—	—	—	35	(71)

Other	16	—	(22)	22	—		(2)	—	—	14	(3)

Warrants	—	—	3	22	—		(3)	—	—	22	22

Total	$16,691	$35	$990	$591	$2,793		$(11,684)	$52	$—	$9,468	$1,539

*Amount rounds to less than a thousand.

Securities valued at $173 included in the Balance as of 3/31/22 above were valued using evaluated prices provided by a third party provider. Securities valued at $9,295 included in the Balance as of 3/31/22 above were valued using prices provided by the Fund’s investment adviser’s pricing and valuation committee. Valuation using evaluated prices by a third party provider was also responsible for the security that was transferred into level 3, as noted above.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   309   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued	MARCH 31, 2022

	FAIR VALUE AT 3/31/22 (000S)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE (WEIGHTED AVERAGE)

Corporate Bonds	$5,100	Market Approach	Yield(1)	4.6% - 7.4% (5.6%)

		Market Approach	Estimated Recovery Value(2)	Not Applicable

Term Loans	$608	Market Approach	Yield(1)	5.1% - 5.6% (5.5%)

Common Stocks	$3,551	Discounted Cash Flow / Market Approach	Discount Rate / EBITDA Multiple(3)	11.9% / 5.1x

		Market Approach	Estimated Recovery Value(2)	Not Applicable

		Income Approach	Estimated Recovery Value(2)	Not Applicable

Other	$14	Market Approach	Estimated Recovery Value(2)	Not Applicable

Warrants	$22	Market Approach	Estimated Recovery Value(2)	Not Applicable
(1)

The significant unobservable inputs that can be used in the fair value measurement are; Yield. Significant decreases (increase) in yield would have resulted in a significantly higher (lower) fair value measurement.

(2)

The significant unobservable inputs that can be used in the fair value measurement are: Estimated Recovery Value. Significant increases (decreases) in estimated recovery value in isolation would have resulted in a significantly higher (lower) fair value measurement.

(3)

The significant unobservable inputs that can be used in the fair value measurement are; Discount Rate and EBITDA Multiple. Significant increases (decreases) in the discount rate in isolation would have resulted in a significantly lower (higher) fair value measurement while an increase (decrease) in EBITDA multiple in isolation would have resulted in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   310   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

SHORT BOND FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 12.6%

Auto Floor Plan – 0.1%

GMF Floorplan Owner Revolving Trust, Series 2020-2, Class A

0.69%, 10/15/25(1)	$500	$484

Automobile – 1.7%

AmeriCredit Automobile Receivables Trust, Series 2021-2, Class A2

0.26%, 11/18/24	572	570

CarMax Auto Owner Trust, Series 2020-1, Class A3

1.89%, 12/16/24	412	411

Enterprise Fleet Financing LLC, Series 2020-1, Class A3

1.86%, 12/22/25(1)	2,250	2,221

GM Financial Automobile Leasing Trust, Series 2020-1, Class A3

1.67%, 12/20/22	39	39

GM Financial Consumer Automobile Receivables Trust, Series 2020- 1, Class A3

1.84%, 9/16/24	393	394

Hyundai Auto Lease Securitization Trust, Series 2020-A, Class A3

1.95%, 7/17/23(1)	368	368

Hyundai Auto Receivables Trust, Series 2022-A, Class A2A

1.81%, 2/18/25(1)	1,100	1,095

Oscar US Funding XIV LLC, Series 2022-1A, Class A1

0.45%, 3/10/23(1)	930	930

Santander Drive Auto Receivables Trust, Series 2021-3, Class A2

0.29%, 5/15/24	653	652

Tesla Auto Lease Trust, Series 2021-A, Class A2

0.36%, 3/20/25(1)	725	717

		7,397

Commercial Mortgage-Backed Securities – 7.2%

Benchmark Mortgage Trust, Series 2019-B12, Class A2

3.00%, 8/15/52	750	741

Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4

3.21%, 5/10/49	2,250	2,234

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 12.6% continued

Commercial Mortgage-Backed Securities – 7.2% continued

GS Mortgage Securities Trust, Series 2016-GS2, Class A4

3.05%, 5/10/49	$4,435	$4,359

JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A4

3.23%, 10/15/48	4,090	4,062

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A4

4.26%, 10/15/46	575	583

Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class A5

3.45%, 2/15/48	4,415	4,417

Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class A4

3.70%, 11/15/48	4,335	4,373

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4

3.72%, 12/15/48	5,175	5,229

Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4

3.43%, 3/15/59	2,270	2,273

Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6

3.64%, 1/15/59	2,225	2,241

		30,512

Credit Card – 2.6%

American Express Credit Account Master Trust, Series 2022-1, Class A

2.21%, 3/15/27	1,900	1,863

Capital One Multi-Asset Execution Trust, Series 2021-A1, Class A1

0.55%, 7/15/26	5,000	4,762

Discover Card Execution Note Trust, Series 2021-A1, Class A1

0.58%, 9/15/26	1,300	1,229

Master Credit Card Trust II, Series 2020-1A, Class A

1.99%, 9/21/24(1)	2,200	2,197

World Financial Network Credit Card Master Trust, Series 2019-C, Class A

2.21%, 7/15/26	1,000	1,003

		11,054

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 311 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 12.6% continued

Other – 1.0%

John Deere Owner Trust, Series 2019-A, Class A3

2.91%, 7/17/23	$162	$162

Verizon Master Trust, Series 2021-1, Class A

0.50%, 5/20/27	2,760	2,627

Verizon Owner Trust, Series 2020-A, Class A1A

1.85%, 7/22/24	1,242	1,243

		4,032

Total Asset-Backed Securities

(Cost $56,312)		53,479

CORPORATE BONDS – 44.0%

Aerospace & Defense – 0.6%

Boeing (The) Co.,

4.51%, 5/1/23	1,000	1,017

1.95%, 2/1/24	1,300	1,271

Howmet Aerospace, Inc.,

5.13%, 10/1/24	200	207

		2,495

Apparel & Textile Products – 0.1%
VF Corp.,
2.05%, 4/23/22	496	496

Asset Management – 1.7%
Ares Capital Corp.,
4.20%, 6/10/24	950	957
2.15%, 7/15/26	400	361
Charles Schwab (The) Corp., (Floating, U.S. SOFR Compounded Index + 1.05%), 1.30%, 3/3/27 (2)	3,000	3,016
FS KKR Capital Corp.,
1.65%, 10/12/24	980	924
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
4.75%, 9/15/24	950	954
OWL Rock Core Income Corp.,
5.50%, 3/21/25 (1)	1,200	1,197

		7,409

Automotive – 3.1%
American Honda Finance Corp.,
0.88%, 7/7/23	1,790	1,759

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.0% continued

Automotive – 3.1% continued
BMW U.S. Capital LLC,
3.80%, 4/6/23 (1)	$800	$812
Daimler Finance North America LLC,
0.75%, 3/1/24 (1)	600	576
Ford Motor Credit Co. LLC,
4.25%, 9/20/22	500	503
3.38%, 11/13/25	800	782
General Motors Co.,
5.40%, 10/2/23	1,000	1,035
General Motors Financial Co., Inc., (Floating, U.S. SOFR + 0.76%),
1.02%, 3/8/24 (2)	2,000	1,986
3.50%, 11/7/24	1,050	1,052
Hyundai Capital America,
1.25%, 9/18/23 (1)	410	399
0.80%, 1/8/24 (1)	800	764
0.88%, 6/14/24 (1)	700	661
Nissan Motor Acceptance Co. LLC, (Floating, ICE LIBOR USD 3M +
0.64%), 1.25%, 3/8/24 (1) (2)	1,300	1,293
Volkswagen Group of America Finance LLC,
3.13%, 5/12/23 (1)	630	634
0.88%, 11/22/23 (1)	1,000	966

		13,222

Banking – 3.2%
Bank of America Corp., (Floating, Bloomberg Short-Term Bank Yield Index 3M + 0.43%),
0.91%, 5/28/24 (2)	5,000	4,987
(Floating, ICE LIBOR USD 3M +
0.76%), 1.59%, 9/15/26 (2)	895	872
Citigroup, Inc., (Floating, ICE LIBOR USD 3M +
0.69%), 0.96%, 10/27/22 (2)	1,010	1,013
(Variable, U.S. SOFR + 0.67%),
0.98%, 5/1/25 (3)	1,200	1,144
Citizens Financial Group, Inc.,
4.30%, 2/11/31	930	917
Fifth Third Bancorp,
2.38%, 1/28/25	265	259
First-Citizens Bank & Trust Co., (Variable, U.S. SOFR + 1.72%),
2.97%, 9/27/25 (3)	450	446

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   312   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.0% continued

Banking – 3.2% continued

JPMorgan Chase & Co., (Floating, U.S. SOFR + 0.58%),

0.87%, 6/23/25 (2)	$500	$495

(Variable, CME Term SOFR 3M +

0.70%), 1.04%, 2/4/27 (3)	760	696

KeyBank N.A., 1.25%, 3/10/23	600	595

(Variable, U.S. SOFR + 0.32%),

0.43%, 6/14/24 (3)	1,500	1,464

Truist Bank,

2.80%, 5/17/22	360	360

Wells Fargo & Co., (Variable, U.S. SOFR + 0.51%),

0.81%, 5/19/25 (3)	380	363

		13,611

Beverages – 0.2%

Keurig Dr. Pepper, Inc.,

0.75%, 3/15/24	700	674

Biotechnology & Pharmaceuticals –1.6%

Gilead Sciences, Inc.,

0.75%, 9/29/23	1,159	1,132

Horizon Therapeutics U.S.A., Inc.,

5.50%, 8/1/27 (1)	1,000	1,025

Roche Holdings, Inc.,

1.88%, 3/8/24 (1)	2,000	1,977

Viatris, Inc.,

1.13%, 6/22/22	2,600	2,600

		6,734

Cable & Satellite – 0.5%

Cable One, Inc.,

4.00%, 11/15/30 (1)	680	627

DISH DBS Corp.,

5.88%, 11/15/24	1,400	1,397

		2,024

Chemicals – 0.5%

Avery Dennison Corp.,

0.85%, 8/15/24	730	694

DuPont de Nemours, Inc.,

4.21%, 11/15/23	890	911

Westlake Corp.,

0.88%, 8/15/24	400	384

		1,989

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.0% continued

Commercial Support Services – 0.7%

Republic Services, Inc.,

2.50%, 8/15/24	$1,680	$1,662

Stericycle, Inc.,

5.38%, 7/15/24 (1)	630	642

ZipRecruiter, Inc.,

5.00%, 1/15/30 (1)	490	479

		2,783

Containers & Packaging – 0.3%

Graphic Packaging International LLC,

4.75%, 7/15/27(1)	1,180	1,192

Diversified Industrials – 0.2%

Parker-Hannifin Corp.,

2.70%, 6/14/24	900	893

E-Commerce Discretionary – 0.3%

eBay, Inc.,

1.90%, 3/11/25	1,300	1,260

Electric Utilities – 3.3%

Ameren Corp.,

2.50%, 9/15/24	420	414

Ameren Illinois Co.,

0.38%, 6/15/23	530	517

American Electric Power Co., Inc.,

1.00%, 11/1/25	675	625

Black Hills Corp.,

1.04%, 8/23/24	1,020	973

Calpine Corp.,

4.50%, 2/15/28 (1)	900	878

CenterPoint Energy, Inc., (Floating, U.S. SOFR Compounded Index + 0.65%), 0.85%, 5/13/24 (2)	740	734

Cleco Power LLC,

(Floating, ICE LIBOR USD 3M +

0.50%), 1.33%, 6/15/23 (1) (2)	700	700

DTE Energy Co.,

1.05%, 6/1/25	1,660	1,553

Duke Energy Corp.,

3.75%, 4/15/24	1,000	1,015

Mississippi Power Co., (Floating, U.S. SOFR + 0.30%),

0.59%, 6/28/24 (2)	1,000	991

NextEra Energy Capital Holdings, Inc.,

0.65%, 3/1/23	880	867

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 313 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.0% continued

Electric Utilities – 3.3% continued

NRG Energy, Inc.,

3.75%, 6/15/24 (1)	$300	$299

OGE Energy Corp.,

0.70%, 5/26/23	700	686

PPL Electric Utilities Corp., (Floating, U.S. SOFR + 0.33%),

0.62%, 6/24/24 (2)	550	547

Public Service Enterprise Group, Inc.,

0.84%, 11/8/23	590	572

Terraform Global Operating LLC,

6.13%, 3/1/26 (1)	395	395

WEC Energy Group, Inc.,

0.80%, 3/15/24	810	777

Xcel Energy, Inc.,

0.50%, 10/15/23	1,740	1,685

		14,228

Electrical Equipment – 0.6%

Amphenol Corp.,

2.05%, 3/1/25	780	759

Keysight Technologies, Inc.,

4.55%, 10/30/24	850	874
Otis Worldwide Corp.,

2.06%, 4/5/25	815	793

		2,426

Entertainment Content – 0.2%

Discovery Communications LLC,

2.95%, 3/20/23	500	501

Magallanes, Inc.,

3.43%, 3/15/24 (1)	420	422

		923

Food – 1.9%

Cargill, Inc.,

0.40%, 2/2/24 (1)	900	864

Conagra Brands, Inc.,

0.50%, 8/11/23	690	668

Hershey (The) Co.,

0.90%, 6/1/25	590	555

Kraft Heinz Foods Co., (Floating, ICE LIBOR USD 3M +

0.82%), 1.19%, 8/10/22 (2)	1,000	999

Lamb Weston Holdings, Inc.,

4.88%, 5/15/28 (1)	660	660

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.0% continued

Food – 1.9% continued

McCormick & Co., Inc.,

2.70%, 8/15/22	$1,410	$1,414

0.90%, 2/15/26	450	412

Mondelez International, Inc.,

2.13%, 3/17/24	390	387

Nestle Holdings, Inc.,

0.61%, 9/14/24 (1)	2,300	2,184

		8,143

Forestry, Paper & Wood Products – 0.5%

Georgia-Pacific LLC,

0.63%, 5/15/24 (1)	2,100	2,006

Mercer International, Inc.,

5.13%, 2/1/29	250	241

		2,247

Gas & WaterUtilities – 0.2%

ONE Gas, Inc., (Floating, ICE LIBOR USD 3M +

0.61%), 1.36%, 3/11/23(2)	732	731

Health Care Facilities & Services – 1.4%

Anthem, Inc.,

2.38%, 1/15/25	1,180	1,163

Cigna Corp.,

1.25%, 3/15/26	580	542

CVS Health Corp.,

3.50%, 7/20/22	353	354

2.63%, 8/15/24	1,200	1,196

HCA, Inc.,

4.75%, 5/1/23	1,150	1,179

5.00%, 3/15/24	500	518

UnitedHealth Group, Inc.,

2.38%, 8/15/24	1,170	1,164

		6,116

Home Construction – 0.6%

D.R. Horton, Inc.,

2.50%, 10/15/24	750	740

Forestar Group, Inc.,

5.00%, 3/1/28 (1)	1,100	1,031

Lennar Corp.,

4.75%, 11/15/22	800	808

		2,579

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   314   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.0% continued

Industrial Support Services – 0.2%
WW Grainger, Inc., 1.85%, 2/15/25	$650	$631
Institutional Financial Services – 1.7%
Coinbase Global, Inc., 3.38%, 10/1/28 (1)	600	530
Goldman Sachs Group (The), Inc., (Floating, ICE LIBOR USD 3M + 1.05%), 1.63%, 6/5/23 (2)	1,255	1,255
(Variable, U.S. SOFR + 0.61%), 0.86%, 2/12/26 (3)	610	568
Intercontinental Exchange, Inc.,
0.70%, 6/15/23	230	227
3.45%, 9/21/23	830	839
Morgan Stanley, 3.70%, 10/23/24	1,000	1,018
(Variable, U.S. SOFR + 1.15%), 2.72%, 7/22/25 (3)	230	228
Nasdaq, Inc., 0.45%, 12/21/22	510	504
National Securities Clearing Corp., 0.40%, 12/7/23 (1)	2,000	1,929

		7,098
Insurance – 4.3%
AIG Global Funding, 0.45%, 12/8/23 (1)	640	614
Allstate (The) Corp., 3.15%, 6/15/23	1,000	1,010
Aon Corp., 2.20%, 11/15/22	1,000	1,002

Athene Global Funding, 3.00%, 7/1/22 (1)	400	402

0.95%, 1/8/24 (1)	1,900	1,830
Brighthouse Financial Global Funding, 0.60%, 6/28/23 (1)	860	839
(Floating, U.S. SOFR + 0.76%), 0.87%, 4/12/24 (1) (2)	400	401
Brown & Brown, Inc., 4.20%, 9/15/24	500	510
Corebridge Financial, Inc., 3.50%, 4/4/25 (1)	300	300
GA Global Funding Trust, (Floating, U.S. SOFR + 0.50%), 0.77%, 9/13/24 (1) (2)	2,400	2,371

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.0% continued

Insurance – 4.3% continued
Jackson Financial, Inc., 1.13%, 11/22/23 (1)	$810	$786
Jackson National Life Global Funding, 1.75%, 1/12/25 (1)	850	814
Metropolitan Life Global Funding I,
0.90%, 6/8/23 (1)	340	334
0.40%, 1/7/24 (1)	1,600	1,537
New York Life Global Funding,
(Floating, U.S. SOFR Compounded Index + 0.33%), 0.45%, 1/14/25 (1) (2)	1,300	1,288
Principal Life Global Funding II,
0.50%, 1/8/24 (1)	1,200	1,152
2.25%, 11/21/24 (1)	930	909
Protective Life Global Funding,
0.63%, 10/13/23 (1)	200	194
0.47%, 1/12/24 (1)	1,100	1,051
0.78%, 7/5/24 (1)	500	474
Security Benefit Global Funding, 1.25%, 5/17/24	700	669

		18,487
Internet Media & Services – 0.2%
Expedia Group, Inc., 3.60%, 12/15/23	1,000	1,008
Investment Companies – 0.2%
Blackstone Private Credit Fund, 1.75%, 9/15/24(1)	900	846
Leisure Facilities & Services – 0.4%
Hyatt Hotels Corp., 1.80%, 10/1/24	1,500	1,443
Starbucks Corp., (Floating, U.S. SOFR Compounded Index + 0.42%), 0.62%, 2/14/24 (2)	450	451

		1,894
Machinery – 0.2%
CNH Industrial Capital LLC,
1.95%, 7/2/23	210	208
4.20%, 1/15/24	730	744

		952
Medical Equipment & Devices – 0.6%
Alcon Finance Corp., 2.75%, 9/23/26 (1)	400	387

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   315   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.0% continued

Medical Equipment & Devices – 0.6% continued

Baxter International, Inc.,

0.87%, 12/1/23 (1)	$1,700	$1,646

(Floating, U.S. SOFR Compounded Index + 0.44%), 0.67%,

11/29/24 (1) (2)	540	537

		2,570

Oil & Gas Producers – 2.3%

Continental Resources, Inc.,

2.27%, 11/15/26 (1)	1,700	1,587

CVR Energy, Inc.,

5.25%, 2/15/25 (1)	1,100	1,068

EQT Corp.,

6.63%, 2/1/25	1,100	1,162

Occidental Petroleum Corp.,

2.70%, 2/15/23	1,070	1,071

ONEOK, Inc.,

2.20%, 9/15/25	500	479

Phillips 66,

4.30%, 4/1/22	443	443

3.70%, 4/6/23	300	304

3.85%, 4/9/25	1,900	1,939

Pioneer Natural Resources Co.,

1.13%, 1/15/26	1,160	1,076

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M +

4.11%), 6.13%, 11/15/22 (3) (4)	525	445

Southern Natural Gas Co. LLC,

0.63%, 4/28/23 (1)	290	284

		9,858

Oil & Gas Services & Equipment – 0.1%

Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,

1.23%, 12/15/23	380	371

Publishing & Broadcasting – 0.1%

News Corp.,

3.88%, 5/15/29(1)	300	284

Real Estate Investment Trusts – 2.7%

American Campus Communities Operating Partnership L.P.,

3.75%, 4/15/23	1,898	1,917

American Tower Corp.,

2.40%, 3/15/25	945	920

1.30%, 9/15/25	940	875

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.0% continued

Real Estate Investment Trusts – 2.7% continued

Corporate Office Properties L.P.,

2.25%, 3/15/26	$400	$381

Crown Castle International Corp.,

3.15%, 7/15/23	1,575	1,586

Equinix, Inc.,

2.63%, 11/18/24	975	961

Healthpeak Properties, Inc.,

3.25%, 7/15/26	1,150	1,148

Iron Mountain, Inc.,

4.88%, 9/15/27 (1)	480	475

iStar, Inc.,

4.75%, 10/1/24	540	544

MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 8/1/29	1,100	1,089

Simon Property Group L.P.,

2.00%, 9/13/24	870	854

Welltower, Inc.,

3.63%, 3/15/24	650	657

		11,407
Retail - Consumer Staples – 0.7%

7-Eleven, Inc.,

0.95%, 2/10/26 (1)	600	545

Walgreens Boots Alliance, Inc.,

0.95%, 11/17/23	2,420	2,358

		2,903

Retail - Discretionary – 0.4%

Carvana Co.,

5.50%, 4/15/27 (1)	750	669

Nordstrom, Inc.,

2.30%, 4/8/24	1,000	986

		1,655

Semiconductors – 0.3%

Analog Devices, Inc., (Floating, U.S. SOFR + 0.25%),

0.54%, 10/1/24 (2)	200	199

Microchip Technology, Inc.,

0.98%, 9/1/24 (1)	920	871

QUALCOMM, Inc.,

3.00%, 5/20/22	400	401

		1,471

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   316   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.0% continued

Software – 1.1%
Autodesk, Inc., 3.60%, 12/15/22	$1,000	$1,008
Oracle Corp., 2.95%, 11/15/24	2,000	1,988
PTC, Inc., 4.00%, 2/15/28 (1)	1,190	1,159
Roper Technologies, Inc., 2.35%, 9/15/24	470	463

		4,618

Specialty Finance – 2.8%
Air Lease Corp., 0.80%, 8/18/24	980	923
Ally Financial, Inc., 3.88%, 5/21/24	1,000	1,012
American Express Co., 2.50%, 7/30/24	1,540	1,532
Aviation Capital Group LLC, 1.95%, 1/30/26 (1)	1,100	1,010
Capital One Financial Corp., 3.50%, 6/15/23	1,000	1,012
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/1/27 (1)	1,100	1,054
OneMain Finance Corp., 3.50%, 1/15/27	650	601
Starwood Property Trust, Inc.,
3.75%, 12/31/24 (1)	1,200	1,164
3.63%, 7/15/26 (1)	500	477
Synchrony Financial,
2.85%, 7/25/22	230	231
4.25%, 8/15/24	1,940	1,967
United Wholesale Mortgage LLC,
5.50%, 4/15/29 (1)	1,000	891

		11,874

Technology Hardware – 0.4%
Dell International LLC/EMC Corp., 5.45%, 6/15/23	122	126
Hewlett Packard Enterprise Co.,
4.40%, 10/15/22	555	560
4.45%, 10/2/23	1,000	1,024

		1,710

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.0% continued

Technology Services – 0.9%
Block, Inc., 2.75%, 6/1/26 (1)	$1,850	$1,749
Fidelity National Information Services, Inc., 0.60%, 3/1/24	340	326
Fiserv, Inc., 2.75%, 7/1/24	260	259
Global Payments, Inc.,
1.50%, 11/15/24	240	229
2.65%, 2/15/25	500	489
PayPal Holdings, Inc.,
2.40%, 10/1/24	660	657

		3,709

Telecommunications – 0.8%
Level 3 Financing, Inc., 4.63%, 9/15/27 (1)	1,100	1,036
T-Mobile U.S.A., Inc., 3.50%, 4/15/25	1,700	1,711
Verizon Communications, Inc., 0.85%, 11/20/25	790	731

		3,478

Transportation & Logistics – 1.2%
American Airlines Group, Inc., 3.75%, 3/1/25 (1)	1,100	1,004
Cargo Aircraft Management, Inc., 4.75%, 2/1/28 (1)	1,200	1,171
Delta Air Lines, Inc., 2.90%, 10/28/24	480	469
Ryder System, Inc., 2.88%, 6/1/22	1,090	1,091
Southwest Airlines Co., 4.75%, 5/4/23	1,000	1,021
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/26	415	407

		5,163

Transportation Equipment – 0.4%
Daimler Trucks Finance North America LLC, 1.13%, 12/14/23(1)	1,700	1,648

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 317 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 44.0% continued

Wholesale - Consumer Staples – 0.3%

Bunge Ltd. Finance Corp.,

1.63%, 8/17/25	$1,310	$1,241

Total Corporate Bonds

(Cost $192,272)		187,051

FOREIGN ISSUER BONDS – 21.2%

Asset Management – 0.3%

UBS A.G.,

0.70%, 8/9/24 (1)	400	379

UBS Group A.G., (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.83%), 1.01%,

7/30/24 (1) (3)	1,000	973

		1,352

Automotive – 0.2%

Aptiv PLC/Aptiv Corp.,

2.40%, 2/18/25	570	555

Kia Corp.,

2.38%, 2/14/25 (1)	410	399

		954

Banking – 11.7%

ANZ New Zealand International Ltd.,

3.40%, 3/19/24 (1)	1,000	1,010

(Floating, U.S. SOFR + 0.60%),

0.81%, 2/18/25 (1) (2)	810	809
Bank of Montreal,

(Floating, U.S. SOFR Compounded Index + 0.62%), 0.89%, 9/15/26 (2)	2,600	2,577

Bank of New Zealand,

2.00%, 2/21/25 (1)	1,170	1,131

Bank of Nova Scotia (The),

1.63%, 5/1/23	1,000	993

4.50%, 12/16/25	300	310

Banque Federative du Credit Mutuel

S.A.,

0.65%, 2/27/24 (1)	800	766

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.80%), 1.01%, 12/10/24 (3)	685	658

BNP Paribas S.A.,

4.25%, 10/15/24	1,000	1,022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 21.2% continued

Banking – 11.7% continued

(Variable, ICE LIBOR USD 3M + 1.11%), 2.82%, 11/19/25 (1) (3)	$1,110	$1,084

(Variable, U.S. SOFR + 1.00%), 1.32%, 1/13/27 (1) (3)	500	455

BPCE S.A.,

1.00%, 1/20/26 (1)	490	449

Commonwealth Bank of Australia, (Floating, U.S. SOFR + 0.52%), 0.79%, 6/15/26 (1) (2)	2,700	2,676

Cooperatieve Rabobank U.A., (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%,

6/24/26 (1) (3)	1,950	1,820

Credit Agricole S.A.,

(Floating, ICE LIBOR USD 3M + 1.02%), 1.28%, 4/24/23 (1) (2)	1,045	1,050

3.25%, 10/4/24 (1)	800	800

Deutsche Bank A.G.,

0.96%, 11/8/23	560	543

(Variable, U.S. SOFR + 1.87%),

2.13%, 11/24/26 (3)	1,450	1,344

Federation des Caisses Desjardins du

Quebec,

2.05%, 2/10/25 (1)	1,500	1,447

HSBC Holdings PLC, (Variable, U.S. SOFR + 0.53%),

0.73%, 8/17/24 (3)	1,490	1,441

(Variable, U.S. SOFR + 1.29%),

1.59%, 5/24/27 (3)	1,300	1,187

ING Groep N.V., (Floating, U.S. SOFR + 1.01%),

1.30%, 4/1/27 (2)	1,400	1,379

Lloyds Banking Group PLC,

4.05%, 8/16/23	500	509

(Variable, U.S. Treasury Yield Curve

Rate CMT 1Y + 1.00%), 2.44%,

2/5/26 (3)	1,110	1,070

Macquarie Bank Ltd.,

2.30%, 1/22/25 (1)	1,000	972

Macquarie Group Ltd.,

(Floating, U.S. SOFR + 0.92%),

1.21%, 9/23/27 (1) (2)	2,000	1,970

Mitsubishi UFJ Financial Group, Inc.,

2.80%, 7/18/24	1,000	994

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   318   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 21.2% continued

Banking – 11.7% continued
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.55%), 0.95%, 7/19/25 (3)	$1,450	$1,374
Mizuho Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 0.61%), 1.22%, 9/8/24 (2)	1,500	1,498
National Bank of Canada, 2.10%, 2/1/23	1,400	1,400
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.40%), 0.55%, 11/15/24 (3)	1,200	1,155
Nationwide Building Society, 0.55%, 1/22/24 (1)	1,470	1,409
NatWest Group PLC, (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.90%), 1.64%, 6/14/27 (3)	500	457
NatWest Markets PLC, 0.80%, 8/12/24 (1)	1,400	1,318
Nordea Bank Abp, 0.63%, 5/24/24 (1)	1,300	1,238
Royal Bank of Canada, 1.15%, 6/10/25	550	519
(Floating, U.S. SOFR Compounded Index + 0.57%), 0.72%, 4/27/26 (2)	1,000	990
Skandinaviska Enskilda Banken AB, 0.65%, 9/9/24 (1)	900	851
Societe Generale S.A., 2.63%, 10/16/24 (1)	1,000	972
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.05%), 2.23%, 1/21/26 (1) (3)	1,100	1,044
Sumitomo Mitsui Financial Group, Inc.,
0.51%, 1/12/24	200	192
2.45%, 9/27/24	1,200	1,179
Svenska Handelsbanken AB,
0.55%, 6/11/24 (1)	1,700	1,618
Toronto-Dominion Bank (The),
0.55%, 3/4/24	800	770
Westpac Banking Corp.,
2.35%, 2/19/25	1,170	1,150

		49,600

PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 21.2% continued

Biotechnology & Pharmaceuticals – 0.9%
AstraZeneca PLC,
0.70%, 4/8/26	$2,079	$1,900
Bausch Health Cos., Inc.,
6.13%, 4/15/25 (1)	843	850
GlaxoSmithKline Capital PLC,
0.53%, 10/1/23	1,000	977

		3,727

Cable & Satellite – 0.4%
Sky Ltd.,

3.75%, 9/16/24(1)	1,490	1,515

Containers & Packaging – 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings U.S.A., Inc., 5.25%, 8/15/27(1)	1,000	924

Electric Utilities – 0.3%
Drax Finco PLC,
6.63%, 11/1/25(1)	1,200	1,214

Food – 0.2%
JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc., 5.50%, 1/15/30(1)	725	741

Governmental Banks – 0.4%
Kreditanstalt fuer Wiederaufbau, 0.50%, 9/20/24	1,860	1,772

Household Products – 0.4%
GSK Consumer Healthcare Capital UK PLC,
3.13%, 3/24/25(1)	1,500	1,495

Industrial Support Services – 0.2%
Element Fleet Management Corp.,
1.60%, 4/6/24(1)	700	675

Institutional Financial Services – 0.6%
LSEGA Financing PLC, 0.65%, 4/6/24 (1)	900	859
Sumitomo Mitsui Trust Bank Ltd., (Floating, U.S. SOFR + 0.44%), 0.71%, 9/16/24 (1) (2)	1,900	1,891

		2,750

Insurance – 0.2%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc., 7.63%, 10/15/25(1) (5)	771	774

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 319 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 21.2% continued

Leisure Facilities & Services – 0.0%
Royal Caribbean Cruises Ltd.,
5.25%, 11/15/22	$176	$178

Local – 0.2%
Japan Finance Organization for
Municipalities,
1.75%, 9/5/24(1)	1,020	1,000

Medical Equipment & Devices – 0.2%
DH Europe Finance II S.a.r.l.,
2.20%, 11/15/24	840	823

Metals & Mining – 0.2%
FMG Resources Pty. Ltd., Series 2006,
5.13%, 5/15/24(1)	1,000	1,019

Oil & Gas Producers – 0.8%
BP Capital Markets PLC,
3.81%, 2/10/24	1,510	1,541
Canadian Natural Resources Ltd.,
2.95%, 1/15/23	1,000	1,005
Enbridge, Inc.,
(Floating, U.S. SOFR + 0.40%),
0.61%, 2/17/23 (2)	160	160
2.50%, 1/15/25	510	501
Saudi Arabian Oil Co.,
1.25%, 11/24/23 (1)	200	195

		3,402

Software – 0.2%
Open Text Corp.,
3.88%, 2/15/28(1)	1,100	1,055

Sovereign Agencies – 0.2%
Kommunalbanken AS,
0.38%, 9/11/25(1)	1,100	1,017

Specialty Finance – 0.8%
AerCap Ireland Capital DAC/AerCap
Global Aviation Trust,
1.75%, 1/30/26	1,100	1,009
Avolon Holdings Funding Ltd.,
2.88%, 2/15/25 (1)	1,000	960
Fly Leasing Ltd.,
7.00%, 10/15/24 (1)	370	332
SMBC Aviation Capital Finance DAC,
4.13%, 7/15/23 (1)	900	903

		3,204

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 21.2% continued

Supranationals – 0.7%
European Investment Bank,
0.38%, 7/24/24	$3,000	$2,862

Technology Hardware – 0.2%
Seagate HDD Cayman,
4.88%, 3/1/24	600	612
3.13%, 7/15/29	235	211

		823

Telecommunications – 0.9%
Altice France Holding S.A.,
6.00%, 2/15/28 (1)	1,000	863
Bell Telephone Co. of Canada or Bell Canada (The), 0.75%, 3/17/24	2,000	1,928
NTT Finance Corp.,
0.58%, 3/1/24 (1)	200	192
Vodafone Group PLC,
2.95%, 2/19/23	1,000	1,006

		3,989

Transportation & Logistics – 0.8%
Air Canada,
3.88%, 8/15/26 (1)	980	925
Canadian Pacific Railway Co.,
1.35%, 12/2/24	2,550	2,445

		3,370

Total Foreign Issuer Bonds

(Cost $93,712)		90,235

U.S. GOVERNMENT AGENCIES – 7.2% (6)

Fannie Mae – 2.6%
Pool #555649,
7.50%, 10/1/32	9	10
Pool #AD0915,
5.50%, 12/1/38	21	23
Pool #AI3471,
5.00%, 6/1/41	64	69
Pool #BA6574,
3.00%, 1/1/31	688	695
Pool #BC0266,
3.50%, 2/1/31	615	633
Pool #BC1465,
2.50%, 7/1/31	389	385

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   320   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 7.2% (6) continued

Fannie Mae – 2.6% continued

Pool #BE0514,

2.50%, 11/1/31	$1,194	$1,182

Pool #BM1239,

3.50%, 2/1/32	679	697

Pool #BM4485,

3.00%, 9/1/30	1,318	1,331

Pool #BM5017,

3.00%, 3/1/30	648	655

Pool #BM5525,

4.00%, 3/1/31	225	232

Pool #BM5708,

3.00%, 12/1/29	107	108

Pool #FM1773,

3.00%, 12/1/31	628	635

Pool #FM1849,

3.50%, 12/1/33	624	640

Pool #FM1852,

3.00%, 7/1/33	783	791

Pool #FM1897,

3.00%, 9/1/32	633	638

Pool #FM3308,

3.00%, 4/1/32	1,986	2,006

Pool #MA3090,

3.00%, 8/1/32	294	298

		11,028

Freddie Mac – 4.2%

Federal Home Loan Mortgage Corp.,

0.13%, 7/25/22	1,000	998

0.25%, 8/24/23	4,300	4,190

Freddie Mac REMICS, Series 4835,

Class CA,

3.50%, 1/15/47	508	506

Pool #1B3617,

(Floating, ICE LIBOR USD 1Y + 1.92%, 1.92% Floor, 11.14% Cap), 2.17%, 10/1/37(2)	73	74

Pool #SB0084,

3.00%, 2/1/32	2,022	2,039

Pool #SB0093,

2.50%, 12/1/31	3,482	3,447

Pool #SB0215,

3.00%, 2/1/32	719	726

Pool #SB0216,

3.00%, 12/1/32	1,202	1,214

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 7.2% (6) continued

Freddie Mac – 4.2% continued

Pool #SB0329,

3.00%, 9/1/32	$1,549	$1,565

Pool #ZA2807,

2.50%, 2/1/28	109	108

Pool #ZK9070,

3.00%, 11/1/32	572	579

Pool #ZS6689,

2.50%, 4/1/28	339	336

Pool #ZS8598,

3.00%, 2/1/31	806	815

Pool #ZS8675,

2.50%, 11/1/32	1,206	1,193

		17,790

Freddie Mac Gold – 0.3%

Pool #A92650,

5.50%, 6/1/40	47	52

Pool #E04360,

2.50%, 4/1/28	392	389

Pool #G18641,

3.00%, 4/1/32	224	226

Pool #G18647,

3.00%, 6/1/32	540	545

		1,212

Government National Mortgage Association – 0.1%

Government National Mortgage

Association, Series 2017-95,

Class QG,

2.50%, 8/20/46	530	524

Total U.S. Government Agencies

(Cost $31,435)		30,554

U.S. GOVERNMENT OBLIGATIONS – 10.4%

U.S. Treasury Floating Rate Notes – 1.2%

(Floating, U.S. Treasury 3M Bill MMY + 0.11%), 0.55%, 4/5/22(2)	5,000	5,001

U.S. Treasury Notes – 9.2%

0.13%, 4/30/22	10,200	10,198

0.13%, 12/31/22	6,000	5,942

1.38%, 2/15/23	2,700	2,695

0.13%, 5/15/23	6,000	5,886

0.13%, 10/15/23	4,000	3,877

0.38%, 10/31/23	1,000	972

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 321 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 10.4% continued

U.S. Treasury Notes – 9.2% continued

0.38%, 4/15/24	$5,000	$4,803

0.38%, 9/15/24	5,000	4,750

		39,123

Total U.S. Government Obligations

(Cost $44,885)		44,124

MUNICIPAL BONDS – 1.5%

California – 0.2%

California State Taxable G.O. Unlimited Refunding Bonds, Bid Group B,

2.50%, 10/1/22	910	916

Florida – 0.6%

Florida State Board of Administration Finance Corp. Taxable Revenue Bonds, Series A,

1.26%, 7/1/25	1,100	1,045

Miami-Dade County Aviation Taxable Revenue Refunding Bonds, Series B,

1.23%, 10/1/25	500	469

Miami-Dade County Taxable Capital Asset Acquisition Special Obligation Revenue Bonds,

0.38%, 4/1/23	1,035	1,020

		2,534

New York – 0.7%

New York State Thruway Authority Taxable Revenue Refunding Bonds, Series M,

2.12%, 1/1/24	640	634

New York Taxable G.O. Unlimited Refunding Bonds, Series D, Fiscal 2021,

0.59%, 8/1/23	500	490

Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series AAA,

1.09%, 7/1/23	2,000	1,976

		3,100

Total Municipal Bonds

(Cost $6,687)		6,550

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.8%

FlexShares® Disciplined Duration MBS

Index Fund(7)	202,000	$4,447

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.06%(7) (8)	7,663,725	7,664

Total Investment Companies

(Cost $12,324)		12,111

Total Investments – 99.7%

(Cost $437,627)		424,104
Other Assets less Liabilities – 0.3%		1,311

NET ASSETS – 100.0%		$425,415

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.
(3)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2022.
(4)	Perpetual bond. Maturity date represents next call date.
(5)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(7)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(8)	7-day current yield as of March 31, 2022 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

MBS - Mortgage Backed Securities

MMY - Money Market Yield

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   322   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Asset-Backed Securities	12.6%

Corporate Bonds	44.0%

Foreign Issuer Bonds	21.2%

U.S. Government Agencies	7.2%

U.S. Government Obligations	10.4%

Municipal Bonds	1.5%

Investment Companies	2.8%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities(1)	$—	$53,479	$—	$53,479
Corporate Bonds(1)	—	187,051	—	187,051
Foreign Issuer Bonds(1)	—	90,235	—	90,235
U.S. Government Agencies(1)	—	30,554	—	30,554
U.S. Government
Obligations(1)	—	44,124	—	44,124
Municipal Bonds(1)	—	6,550	—	6,550
Investment Companies	12,111	—	—	12,111
Total Investments	$12,111	$411,993	$—	$424,104
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 323 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 0.0%

Automobile – 0.0%

World Omni Auto Receivables Trust, Series 2021-D, Class A3

0.81%, 10/15/26	$900	$864

Total Asset-Backed Securities

(Cost $900)		864

CORPORATE BONDS – 20.0%

Aerospace & Defense – 0.5%

Boeing (The) Co.,

1.43%, 2/4/24	15,000	14,508

Huntington Ingalls Industries, Inc.,

0.67%, 8/16/23 (1)	5,000	4,851

		19,359

Asset Management – 0.7%

Charles Schwab (The) Corp.,

(Floating, U.S. SOFR Compounded Index + 1.05%), 1.30%, 3/3/27 (2)	10,000	10,052

FS KKR Capital Corp.,

1.65%, 10/12/24	19,670	18,539

		28,591

Automotive – 2.1%

BMW U.S. Capital LLC,

3.80%, 4/6/23 (1)	8,900	9,028

General Motors Financial Co., Inc.,

1.70%, 8/18/23	13,110	12,969

(Floating, U.S. SOFR + 0.62%), 0.74%, 10/15/24 (2)	7,000	6,889

Hyundai Capital America,

1.25%, 9/18/23 (1)	20,000	19,456

0.88%, 6/14/24 (1)	8,100	7,646

Nissan Motor Acceptance Co. LLC,

1.13%, 9/16/24 (1)	4,500	4,208

Toyota Motor Credit Corp.,

(Floating, U.S. SOFR + 0.29%), 0.56%, 9/13/24 (2)	5,000	4,957

Volkswagen Group of America Finance LLC,

0.75%, 11/23/22 (1)	10,000	9,913

3.13%, 5/12/23 (1)	6,850	6,897

		81,963

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.0% continued

Banking – 2.9%

Bank of America Corp.,

(Variable, U.S. SOFR + 0.41%), 0.52%, 6/14/24 (3)	$7,170	$6,969

Citigroup, Inc.,

(Floating, U.S. SOFR + 0.67%), 0.84%, 5/1/25 (2)	4,700	4,654

(Floating, U.S. SOFR + 1.28%), 1.49%, 2/24/28 (2)	10,755	10,787

JPMorgan Chase & Co.,

(Floating, U.S. SOFR + 0.77%), 1.05%, 9/22/27 (2)	16,400	15,961

(Floating, U.S. SOFR + 1.18%), 1.41%, 2/24/28 (2)	20,000	19,987

KeyBank N.A.,

(Floating, U.S. SOFR + 0.34%), 0.63%, 1/3/24 (2)	5,000	4,978

M&T Bank Corp.,

(Floating, ICE LIBOR USD 3M + 0.68%), 0.95%, 7/26/23 (2)	12,708	12,763

Synchrony Bank,

3.00%, 6/15/22	5,000	5,009

Truist Bank,

(Floating, U.S. SOFR + 0.20%), 0.32%, 1/17/24 (2)	16,000	15,925

Truist Financial Corp.,

(Floating, U.S. SOFR + 0.40%), 0.66%, 6/9/25 (2)	15,000	14,906

U.S. Bank N.A.,

2.65%, 5/23/22	5,000	5,005

		116,944

Biotechnology & Pharmaceuticals – 0.4%

Roche Holdings, Inc.,

(Floating, U.S. SOFR + 0.56%), 0.83%, 3/10/25(1) (2)	16,100	16,099

Chemicals – 0.1%

Avery Dennison Corp.,

0.85%, 8/15/24	4,840	4,603

Electric Utilities – 1.4%

Black Hills Corp.,

1.04%, 8/23/24	10,700	10,214

CenterPoint Energy, Inc.,

(Floating, U.S. SOFR Compounded Index + 0.65%), 0.85%, 5/13/24 (2)	5,910	5,864

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   324   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.0% continued

Electric Utilities – 1.4% continued

Duke Energy Corp.,

(Floating, U.S. SOFR + 0.25%), 0.52%, 6/10/23 (2)	$5,000	$4,985

Florida Power & Light Co.,

(Floating, U.S. SOFR Compounded Index + 0.25%), 0.44%, 5/10/23 (2)	5,000	4,987

NextEra Energy Capital Holdings, Inc.,

0.65%, 3/1/23	7,750	7,639

Public Service Enterprise Group, Inc.,

0.84%, 11/8/23	10,120	9,813

Southern (The) Co.,

(Floating, U.S. SOFR + 0.37%), 0.56%, 5/10/23 (2)	5,000	4,986

0.60%, 2/26/24	3,000	2,884

WEC Energy Group, Inc.,

0.80%, 3/15/24	5,000	4,798

		56,170

Food – 0.1%

Conagra Brands, Inc.,

0.50%, 8/11/23	5,760	5,576

Health Care Facilities & Services – 0.1%

Humana, Inc.,

0.65%, 8/3/23	5,000	4,878

Institutional Financial Services – 2.4%

Bank of New York Mellon (The) Corp.,

0.85%, 10/25/24	8,300	7,944

Goldman Sachs Group (The), Inc.,

(Floating, U.S. SOFR + 0.54%), 0.75%, 11/17/23 (2)	5,100	5,074

(Floating, U.S. SOFR + 0.49%), 0.63%, 10/21/24 (2)	5,000	4,917

(Variable, U.S. SOFR + 0.49%), 0.93%, 10/21/24 (3)	10,150	9,838

(Floating, U.S. SOFR + 0.70%), 0.84%, 1/24/25 (2)	20,300	20,164

Morgan Stanley,

(Variable, U.S. SOFR + 0.47%), 0.56%, 11/10/23 (3)	5,000	4,942

(Variable, U.S. SOFR + 0.46%), 0.53%, 1/25/24 (3)	15,000	14,756

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.0% continued

Institutional Financial Services – 2.4% continued

(Floating, U.S. SOFR + 0.63%), 0.81%, 1/24/25 (2)	$10,100	$10,055

(Floating, U.S. SOFR + 0.95%), 1.12%, 2/18/26 (2)	20,000	20,005

		97,695

Insurance – 3.3%

Athene Global Funding,

1.20%, 10/13/23 (1)	15,000	14,610

0.95%, 1/8/24 (1)	30,700	29,563

Corebridge Financial, Inc.,

3.50%, 4/4/25 (1)	10,200	10,200

Jackson Financial, Inc.,

1.13%, 11/22/23 (1)	9,540	9,253

Metropolitan Life Global Funding I,

(Floating, U.S. SOFR + 0.30%), 0.59%, 9/27/24 (1) (2)	18,800	18,604

New York Life Global Funding,

0.90%, 10/29/24 (1)	13,600	12,997

(Floating, U.S. SOFR + 0.48%), 0.74%, 6/9/26 (1) (2)	15,000	14,813

Principal Life Global Funding II,

(Floating, U.S. SOFR + 0.38%), 0.61%, 8/23/24 (1) (2)	12,000	11,874

Security Benefit Global Funding,

1.25%, 5/17/24	9,300	8,887

		130,801

Machinery – 0.8%

Caterpillar Financial Services Corp.,

(Floating, U.S. SOFR + 0.25%), 0.45%, 5/17/24 (2)	15,000	14,941

(Floating, U.S. SOFR + 0.27%), 0.54%, 9/13/24 (2)	10,000	9,958

John Deere Capital Corp.,

(Floating, U.S. SOFR + 0.12%), 0.22%, 7/10/23 (2)	5,000	4,982

		29,881

Medical Equipment & Devices – 0.3%

Baxter International, Inc.,

1.32%, 11/29/24 (1)	5,000	4,774

Zimmer Biomet Holdings, Inc.,

1.45%, 11/22/24	7,600	7,289

		12,063

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 325 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.0% continued

Oil & Gas Producers – 0.1%

Continental Resources, Inc.,

4.50%, 4/15/23	$5,611	$5,678

Retail - Consumer Staples – 0.7%

7-Eleven, Inc.,

0.80%, 2/10/24 (1)	7,100	6,820

Walgreens Boots Alliance, Inc.,

0.95%, 11/17/23	21,000	20,463

		27,283

Software – 0.1%

VMware, Inc.,

1.00%, 8/15/24	2,000	1,907

Specialty Finance – 2.1%

Air Lease Corp.,

(Floating, ICE LIBOR USD 3M + 0.35%), 1.18%, 12/15/22 (2)	10,000	9,995

0.80%, 8/18/24	10,000	9,418

American Express Co.,

0.75%, 11/3/23	20,060	19,566

(Floating, U.S. SOFR + 0.65%), 0.82%, 11/4/26 (2)	16,400	16,169

Capital One Financial Corp.,

(Floating, U.S. SOFR + 0.69%), 0.95%, 12/6/24 (2)	13,700	13,625

(Variable, U.S. SOFR + 0.69%), 1.34%, 12/6/24 (3)	14,490	14,051

		82,824

Technology Services – 0.1%

Global Payments, Inc.,

1.50%, 11/15/24	3,450	3,298

Telecommunications – 0.9%

AT&T, Inc.,

0.90%, 3/25/24	25,000	24,201

Verizon Communications, Inc.,

0.75%, 3/22/24	11,750	11,370

		35,571

Transportation & Logistics – 0.1%

Southwest Airlines Co.,

4.75%, 5/4/23	5,000	5,104

Transportation Equipment – 0.8%

Daimler Trucks Finance North America LLC,

(Floating, U.S. SOFR + 0.75%), 1.03%, 12/13/24 (1) (2)	20,250	20,086

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.0% continued

Transportation Equipment – 0.8% continued

1.63%, 12/13/24 (1)	$5,350	$5,108

PACCAR Financial Corp.,

0.90%, 11/8/24	6,800	6,502

		31,696

Total Corporate Bonds

(Cost $813,992)		797,984

FOREIGN ISSUER BONDS – 12.7%

Banking – 11.2%

ANZ New Zealand International Ltd.,

1.90%, 2/13/23 (1)	5,000	4,992

(Floating, U.S. SOFR + 0.60%), 0.81%, 2/18/25 (1) (2)	9,810	9,794

Banco Santander S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.70%, 6/30/24 (3)	10,000	9,708

Bank of Montreal,

(Floating, U.S. SOFR Compounded Index + 0.62%), 0.89%, 9/15/26 (2)	34,600	34,295

Bank of Nova Scotia (The),

(Floating, U.S. SOFR Compounded Index + 0.55%), 0.82%, 9/15/23 (2)	15,000	14,976

(Floating, U.S. SOFR + 0.38%), 0.54%, 7/31/24 (2)	5,000	4,963

(Floating, U.S. SOFR + 0.61%), 0.88%, 9/15/26 (2)	24,770	24,411

Banque Federative du Credit Mutuel S.A.,

(Floating, U.S. SOFR + 0.41%), 0.58%, 2/4/25 (1) (2)	33,000	32,581

Canadian Imperial Bank of Commerce,

(Floating, U.S. SOFR Compounded Index + 0.40%), 0.67%, 12/14/23 (2)	5,000	4,968

Commonwealth Bank of Australia,

(Floating, U.S. SOFR + 0.40%), 0.50%, 7/7/25 (1) (2)	20,000	19,805

Cooperatieve Rabobank U.A.,

1.38%, 1/10/25	5,000	4,784

Credit Suisse A.G.,

2.80%, 4/8/22	3,400	3,401

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   326   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 12.7% continued

Banking – 11.2% continued

DBS Group Holdings Ltd.,

(Floating, U.S. SOFR Compounded Index + 0.30%), 0.51%, 11/22/24 (1) (2)	$15,000	$14,888

1.17%, 11/22/24 (1)	20,000	19,174

Deutsche Bank A.G.,

0.96%, 11/8/23	7,080	6,864

0.90%, 5/28/24	5,000	4,761

(Floating, U.S. SOFR + 1.22%), 1.42%, 11/16/27 (2)	7,500	7,266

HSBC Holdings PLC,

(Variable, U.S. SOFR + 0.53%), 0.73%, 8/17/24 (3)	10,000	9,672

(Variable, U.S. SOFR + 0.58%), 1.16%, 11/22/24 (3)	25,000	24,139

ING Groep N.V.,

(Floating, U.S. SOFR + 1.01%), 1.30%, 4/1/27 (2)	28,800	28,361

Lloyds Banking Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.33%, 6/15/23 (3)	5,500	5,486

Macquarie Group Ltd.,

(Floating, U.S. SOFR + 0.71%), 0.83%, 10/14/25 (1) (2)	20,740	20,592

Mitsubishi UFJ Financial Group, Inc.,

2.62%, 7/18/22	4,000	4,015

Mizuho Financial Group, Inc.,

(Floating, U.S. SOFR + 0.96%), 1.17%, 5/22/26 (2)	20,000	19,862

National Australia Bank Ltd.,

1.88%, 12/13/22	5,000	5,004

Nationwide Building Society,

(Floating, U.S. SOFR + 1.29%), 1.49%, 2/16/28 (1) (2)	14,300	14,067

NatWest Markets PLC,

(Floating, U.S. SOFR + 0.53%), 0.72%, 8/12/24 (1) (2)	7,500	7,400

(Floating, U.S. SOFR + 0.76%),

1.05%, 9/29/26 (1) (2)	22,800	22,220

Nordea Bank Abp,

(Floating, ICE LIBOR USD 3M + 0.94%), 1.45%, 8/30/23 (1) (2)	5,800	5,828

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 12.7% continued

Banking – 11.2% continued

Royal Bank of Canada,

(Floating, U.S. SOFR Compounded Index + 0.59%), 0.75%, 11/2/26 (2)	$25,000	$24,650

Sumitomo Mitsui Financial Group, Inc.,

(Floating, U.S. SOFR + 0.88%), 0.98%, 1/14/27 (2)	9,880	9,838

Toronto-Dominion Bank (The),

(Floating, U.S. SOFR + 0.35%), 0.62%, 9/10/24 (2)	10,000	9,912

Westpac Banking Corp.,

1.02%, 11/18/24	13,880	13,292

		445,969

Oil & Gas Producers – 0.6%

Enbridge, Inc.,

0.55%, 10/4/23	6,060	5,873

(Floating, U.S. SOFR Compounded Index + 0.63%), 0.84%, 2/16/24 (2)	5,000	4,999

TransCanada PipeLines Ltd.,

1.00%, 10/12/24	12,910	12,265

		23,137

Specialty Finance – 0.2%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

1.65%, 10/29/24	10,000	9,444

Transportation & Logistics – 0.7%

Canadian Pacific Railway Co.,

1.35%, 12/2/24	30,000	28,764

Total Foreign Issuer Bonds

(Cost $517,265)		507,314

U.S. GOVERNMENT OBLIGATIONS – 1.1%

U.S. Treasury Notes – 1.1%

0.38%, 10/31/23	22,000	21,383

0.63%, 10/15/24	12,000	11,455

0.75%, 11/15/24	10,000	9,558

		42,396

Total U.S. Government Obligations

(Cost $43,902)		42,396

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 327 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 57.7%

Alabama – 3.2%

Black Belt Energy Gas District Alabama Gas Prepay Revenue Bonds, Series-B-2,

(Floating, SIFMA Municipal Swap Index Yield + 0.62%), 1.13%, 12/1/23(2) (4)	$60,000	$59,668

Black Belt Energy Gas District Revenue Bonds, Gas Project No.7-S,

4.00%, 12/1/23	2,100	2,146

4.00%, 12/1/24	3,000	3,092

Black Belt Energy Gas District Revenue Bonds, Series A, Gas Project No. 8,

4.00%, 12/1/23	1,600	1,650

Black Belt Energy Gas District Variable Revenue Bonds, Gas Project,

(Floating, SIFMA Municipal Swap Index Yield + 0.35%), 0.86%, 12/1/26(2) (4)	29,000	28,273

Mobile IDB Pollution Control Variable Revenue Bonds, Alabama Power Barry Plant,

2.90%, 12/12/23(2) (4) (5)	1,000	1,013

Montgomery G.O. Unlimited Refunding Bonds, Series B, Warrants,

3.00%, 12/1/22	1,400	1,415

South East Alabama State Gas Supply District Gas Supply Revenue Bonds, Series C, SIFMA Index-Project No. 1,

(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 1.16%, 4/1/24(2) (4)	26,000	25,841

Southeast Energy Authority Revenue Bonds, A Cooperative District Commodity Supply Project No. 1, Series A,

4.00%, 10/1/22	355	359

4.00%, 10/1/23	425	435

University of Alabama University General Revenue Refunding Bonds, Series A,

5.00%, 7/1/22	5,760	5,815

		129,707

Alaska – 0.4%

Alaska State International Airports Revenue Refunding Bonds, Series C (AMT),

5.00%, 10/1/23	1,525	1,591

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Alaska – 0.4% continued

Alaska State Municipal Bond Bank Authority Revenue Refunding Bonds, Series One,

5.00%, 12/1/23	$1,495	$1,573

North Slope Borough G.O. Unlimited Bonds, Series C,

4.00%, 6/30/24	9,360	9,774

Northern Tobacco Securitization Corp. Settlement Revenue Refunding Senior Bonds, Series A, Class 1,

4.00%, 6/1/23	500	509

5.00%, 6/1/24	580	609

		14,056

Arizona – 0.4%

Arizona State Health Facilities Authority Variable Revenue Bonds, Series B-RMK, Banner Health,

(Floating, SIFMA Municipal Swap Index Yield + 0.25%), 0.76%, 11/4/26(2) (4)	9,130	9,130

Arizona State IDA National Charter School Revolving Loan Fund Revenue Bonds, Equitable School Revenue, Social Bonds,

4.00%, 11/1/23	600	620

Maricopa County IDA Variable Revenue Refunding Bonds, Series B, Banner Health,

(Floating, SIFMA Municipal Swap Index Yield + 0.57%), 1.08%, 10/18/24(2) (4)	7,775	7,808

		17,558

California – 6.4%

Bay Area Toll Authority Toll Bridge Variable Revenue Bonds, San Francisco Bay Area Toll,

(Floating, SIFMA Municipal Swap Index Yield + 0.30%), 0.81%, 4/1/27(2) (4)	7,500	7,437

Bay Area Toll Authority Toll Bridge Variable Revenue Refunding Bonds, San Francisco Bay Area,

(Floating, SIFMA Municipal Swap Index Yield + 0.45%), 0.96%, 4/1/26(2) (4)	8,750	8,789

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   328   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

California – 6.4% continued

California State Department of Water Resources Central Valley Project Water System Variable Revenue Bonds, Series AT,

(Floating, SIFMA Municipal Swap Index Yield + 0.37%), 0.88%, 12/1/22(2) (4)	$25,230	$25,232

California State G.O. Unlimited Bonds,

2.00%, 11/1/22	7,000	7,032

5.00%, 4/1/23	18,000	18,609

California State G.O. Unlimited Refunding Bonds,

5.00%, 9/1/23	8,000	8,370

5.00%, 12/1/23	9,000	9,479

California State Index Floating Rate G.O. Unlimited Bonds, Series E,

(Floating, SIFMA Municipal Swap Index Yield + 0.43%), 0.94%, 12/1/23(2) (4)	30,000	30,037

California State Infrastructure & Economic Development Bank Sustainability Variable Revenue Refunding Bonds, California Academy of Sciences,

(Floating, SIFMA Municipal Swap Index Yield + 0.35%), 0.86%, 8/1/24(2) (4)	12,000	11,960

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, J Paul Getty Trust,

0.39%, 1/1/24(2) (4) (5)	1,000	974

California State Municipal Finance Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management,

0.70%, 12/1/23(2) (4) (5)	20,000	19,530

California State Municipal Finance Authority Student Housing Revenue Bonds, Orchard Park Student Housing Project, Green Bonds (BAM Insured),

5.00%, 5/15/24	500	525

California State Public Works Board Lease Revenue Bonds, Various Capital Projects, Series D,

4.00%, 11/1/23	3,000	3,102

4.00%, 11/1/24	3,020	3,168

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

California – 6.4% continued

Los Angeles Department Of Water & Power Revenue Refunding Bonds, Series B,

7/1/23(6)	$1,250	$1,302

Los Angeles Unified School District G.O. Unlimited Bonds, Series RYQ,

5.00%, 7/1/22	15,000	15,145

Metropolitan Water District of Southern California Variable Subordinate Revenue Bonds, Series C,

(Floating, SIFMA Municipal Swap Index Yield + 0.14%), 0.65%, 5/21/24(2) (4)	7,000	6,980

Metropolitan Water District of Southern California Variable Subordinate Revenue Refunding Bonds, Series E,

(Floating, SIFMA Municipal Swap Index Yield + 0.14%), 0.65%, 5/21/24(2) (4)	13,625	13,586

Metropolitan Water District of Southern California Variable Subordinate Revenue Refunding Bonds, Series D,

(Floating, SIFMA Municipal Swap Index Yield + 0.14%), 0.65%, 5/21/24(2) (4)	3,880	3,869

Orange County Transportation Authority Revenue BANS, I-405 Improvement Project,

5.00%, 10/15/24	18,000	19,378

Sacramento City Unified School District G.O. Unlimited Refunding Bonds (AGM Insured),

4.00%, 7/1/22	675	680

4.00%, 7/1/24	1,000	1,041

Sacramento Municipal Utility District Adjustable Subordinate Revenue Bonds, Series A,

5.00%, 10/17/23(2) (4) (5)	1,950	2,015

San Diego County Regional Transportation Commission Sales Tax Subordinate Revenue Refunding Bonds, Series A,

5.00%, 10/1/22	32,450	33,089

Southern California Public Power Authority Revenue Refunding Bonds, Green Bond, Milford Wind Corridor Phase II Project,

5.00%, 7/1/23	1,105	1,151

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 329 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

California – 6.4% continued

Vernon Electric System Revenue Bonds, Series A,

5.00%, 10/1/23	$1,250	$1,300

5.00%, 10/1/24	1,100	1,166

		254,946

Colorado – 0.8%

Colorado State COPS, Series A,

5.00%, 9/1/22	2,000	2,032

5.00%, 12/15/22	2,250	2,307

5.00%, 9/1/23	1,000	1,046

Denver City & County G.O. Unlimited Bonds, Series C,

5.00%, 8/1/22	20,000	20,259

E-470 Public Highway Authority Variable Revenue Refunding Bonds, Series B,

(Floating, U.S. SOFR + 0.35%), 0.54%, 9/1/24(2) (4)	5,880	5,847

		31,491

Connecticut – 2.1%

Connecticut State Forward Delivery G.O. Unlimited, Social Bonds,

5.00%, 7/15/23	4,500	4,686

5.00%, 7/15/24	1,525	1,627

Connecticut State G.O. Unlimited Bonds, Series 2021 A,

3.00%, 1/15/23	2,750	2,785

Connecticut State G.O. Unlimited Bonds, Series C,

3.00%, 6/1/22	1,000	1,003

Connecticut State G.O. Unlimited, Series B, Social Bonds,

4.00%, 6/1/24	2,350	2,450

Connecticut State Health & Educational Facilities Authority Variable Revenue Bonds, Series X-2, Yale University,

0.25%, 2/9/24(2) (4) (5)	8,500	8,205

Connecticut State Health & Educational Facilities Authority Variable Revenue Refunding Bonds, Series 2015-A,

0.38%, 7/12/24(2) (4) (5)	14,790	14,166

Connecticut State HFA Housing Finance Mortgage Program Revenue Bonds, Series E-E2 (HUD Sector 8 Program),

1.40%, 5/15/22	1,685	1,686

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Connecticut – 2.1% continued

Connecticut State HFA Housing Mortgage Finance Program Variable Revenue Bonds, Series A4, Social Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.30%), 0.81%, 11/15/24(2) (4)	$10,000	$10,000

Connecticut State Housing Finance Authority Mortgage Finance Program Revenue Refunding Bonds (AMT), Series E-5, Social Bond,

5.00%, 5/15/24	2,775	2,945

5.00%, 11/15/24	2,335	2,505

Connecticut State Special Tax Obligation Revenue Bonds, Series B,

5.00%, 10/1/23	3,500	3,665

Connecticut State Special Tax Obligation Revenue Bonds, Series D,

5.00%, 11/1/23	3,485	3,657

5.00%, 11/1/24	2,475	2,658

Greenwich G.O. Unlimited BANS,

2.00%, 2/9/23	8,000	8,028

Greenwich G.O. Unlimited Bonds,

5.00%, 1/15/23	5,925	6,092

5.00%, 1/15/24	6,315	6,672

		82,830

Delaware – 0.4%

Delaware State G.O. Unlimited Bonds, Series A,

5.00%, 1/1/23	15,000	15,402

District of Columbia – 0.9%

District of Columbia Housing Finance Agency MFH Variable Revenue Bonds, 218 Vine Street Apartments Project,

0.30%, 7/1/23(2) (4) (5)	5,000	4,880

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series C,

5.00%, 10/1/22	13,195	13,443

District of Columbia Revenue Bonds, Federal Highway Grant Anticipation,

5.00%, 12/1/22	4,230	4,330

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   330   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

District Of Columbia – 0.9% continued

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/24	$12,000	$12,797

		35,450

Florida – 2.2%

Alachua County Facilities School Board COPS,

5.00%, 7/1/22	1,350	1,363

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1,

5.00%, 6/1/22	9,160	9,219

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/22	2,000	2,013

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series C,

5.00%, 6/1/23	20,965	21,769

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/22	1,480	1,489

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series D,

5.00%, 6/1/22	4,385	4,413

Florida State Turnpike Authority Turnpike Revenue Bonds, Series B,

5.00%, 7/1/22	3,000	3,030

Florida State Turnpike Authority Turnpike Revenue Refunding Bonds, Series A,

5.00%, 7/1/22	5,680	5,736

Hillsborough County G.O. Unlimited Refunding Bonds, Environmental Lands Acquisition & Protection Program,

5.00%, 7/1/22	1,000	1,010

Jacksonville Special Revenue Refunding Bonds, Series A,

5.00%, 10/1/22	3,570	3,634

Jacksonville Special Revenue Refunding Bonds, Series B,

5.00%, 10/1/22	2,225	2,265

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Florida – 2.2% continued

Lee County Airport Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/23	$2,250	$2,344

Miami-Dade County Aviation Revenue Refunding Bonds, Series A,

5.00%, 10/1/23	2,500	2,614

Miami-Dade County IDA Solid Waste Disposal Revenue Bonds (AMT), Waste Management Inc., Florida Project,

0.40%, 8/1/23(7)	2,500	2,437

Miami-Dade County IDA Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management Inc., Florida Project,

(Floating, SIFMA Municipal Swap Index Yield + 0.38%), 0.89%, 7/1/24(2) (4)	10,000	9,948

Orange County Water & Wastewater Revenue Bonds,

5.00%, 10/1/22	4,605	4,692

5.00%, 10/1/23	4,840	5,076

Volusia County School Board COPS,

5.00%, 8/1/22	2,905	2,942

		85,994

Georgia – 1.1%

Brookhaven Development Authority Revenue Bonds, Children’s Healthcare of Atlanta,

5.00%, 7/1/22	1,000	1,009

Cobb County Water & Sewerage Revenue Refunding Bonds,

5.00%, 7/1/22	2,000	2,019

Douglas County School District G.O. Unlimited Bonds (Stale Aid Withholding),

5.00%, 4/1/24	1,000	1,060

Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Northeast Georgia Health System, Inc., Project,

5.00%, 2/15/23	3,750	3,862

Georgia State G.O. Unlimited Bonds, Series A, Tranche No.1,

5.00%, 7/1/23	1,600	1,668

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 331 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Georgia – 1.1% continued

Georgia State G.O. Unlimited Bonds, Series A-Group 1,

5.00%, 8/1/23	$15,000	$15,674

Georgia State Road & Tollway Authority Federal Highway Reimbursement GARVEE Bonds,

5.00%, 6/1/22	1,500	1,510

5.00%, 6/1/23	1,000	1,038

Georgia State Road & Tollway Authority GARVEE Bonds,

5.00%, 6/1/22	3,000	3,019

5.00%, 6/1/23	2,000	2,075

Henry County Water Authority Water & Sewerage Revenue Refunding Bonds,

4.00%, 2/1/23	650	664

Main Street Natural Gas Inc., Gas Supply Revenue Bonds, Series C,

4.00%, 12/1/22	400	405

4.00%, 12/1/23	750	770

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C,

4.00%, 12/1/23(2) (4) (5)	2,500	2,576

Municipal Electric Authority of Georgia Subordinated Revenue Refunding Bonds, Project One,

5.00%, 1/1/23	3,940	4,038

Private Colleges & Universities Authority Revenue Refunding Bonds, Series A, Emory University,

5.00%, 9/1/22	3,000	3,048

		44,435

Illinois – 0.2%

Elgin Corporate Purpose G.O. Unlimited Refunding Bonds, Series A,

5.00%, 12/15/23	1,000	1,054

Illinois State Finance Authority Green Revenue Bonds,

5.00%, 7/1/22	750	757

5.00%, 1/1/23	1,285	1,318

5.00%, 7/1/23	1,305	1,357

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare,

(Floating, SIFMA Municipal Swap Index Yield + 0.75%), 1.26%, 7/1/23(2) (4)	1,535	1,536

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Illinois – 0.2% continued

Metropolitan Water Reclamation District of Greater Chicago Refunding G.O. Limited Bonds, Series C,

5.00%, 12/1/24	$2,210	$2,373

		8,395

Indiana – 0.3%

Indiana State Finance Authority Variable Revenue Refunding Bonds, Deaconess Health System,

(Floating, SIFMA Municipal Swap Index Yield + 0.30%), 0.81%, 3/1/27(2) (4)	7,225	7,225

Indiana State Housing & Community Development Authority Collateralized Variable Revenue Bonds, RD Moving Forward Biggs Project,

2.00%, 4/1/24(2) (4) (5)	1,000	994

Indianapolis Local Public Improvement Bond Bank Revenue Refunding Bonds, Series A,

5.00%, 6/1/22	1,300	1,308

5.00%, 6/1/23	1,400	1,452

Ivy Technology Community College Revenue Refunding Bonds, Series W, Student Fee,

5.00%, 7/1/22	600	606

Whitley County Consolidated Schools G.O. Limited Bonds (State Intercept Program),

2.50%, 1/1/23	1,055	1,063

		12,648

Iowa – 0.3%

Ames G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/24	1,840	1,961

Des Moines Independent Community School District School Infrastructure Sales Revenue Refunding Bonds,

5.00%, 6/1/24	7,155	7,611

Iowa State Special Obligation Revenue Refunding Bonds, Series A,

5.00%, 6/1/23	1,045	1,085

		10,657

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   332   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Kansas – 0.3%

Maize G.O. Unlimited Bonds, Series A,

0.45%, 9/1/24	$3,520	$3,320

Topeka Utility Revenue Refunding Bonds, Series A (BAM Insured),

4.00%, 8/1/23	7,900	8,143

		11,463

Kentucky – 0.5%

Asset/Liability Commission General Revenue Refunding Bonds, Series A,

5.00%, 11/1/22	4,500	4,595

5.00%, 11/1/23	4,350	4,566

Campbell & Kenton Counties Sanitation District No. 1 Revenue Bonds, Series B,

5.00%, 8/1/23	1,650	1,720

Kentucky State Housing Corp. Multifamily Variable Revenue Bonds, Cambridge Square Project,

0.30%, 2/1/24(2) (4) (5)	4,000	3,850

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply,

4.00%, 1/1/25(2) (4) (5)	3,600	3,735

		18,466

Louisiana – 0.8%

Louisiana Stadium & Exposition District Revenue BANS,

4.00%, 7/3/23	1,500	1,527

Louisiana State G.O. Unlimited Bonds, Series D,

5.00%, 9/1/22	6,000	6,095

Louisiana State G.O. Unlimited Refunding Bonds, Series C,

5.00%, 8/1/23	5,000	5,212

Louisiana State GARVEE Bonds,

5.00%, 9/1/23	4,600	4,812

Louisiana State Gas & Fuels Tax Second Lien Variable Revenue Refunding Bonds, Series A,

(Floating, U.S. SOFR + 0.50%), 0.70%, 5/1/26(2) (4)	12,500	12,476

		30,122

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Maine – 0.1%

Maine State Housing Authority Mortgage Purchase Revenue Bonds, Series A, Social Bonds,

0.40%, 11/15/23	$1,035	$1,009

Portland G.O. Unlimited Refunding Bonds,

4.00%, 4/1/24	700	729

South Portland G.O. Limited Refunding Bonds,

4.00%, 7/15/24	900	943

		2,681

Maryland – 1.1%

Anne Arundel County Consolidated General Improvements G.O. Limited Bonds,

5.00%, 4/1/22	2,000	2,000

Anne Arundel County G.O. Limited Bonds, Consolidated Water and Sewer,

5.00%, 10/1/22	2,470	2,516

Howard County Maryland G.O. Unlimited Bonds, Consolidated Public Improvement Project,

5.00%, 8/15/23	3,155	3,298

Maryland Department of Transportation Consolidated Transportation Revenue Bonds, Second Issue,

5.00%, 6/1/23	1,000	1,039

Maryland State Community Development Administration Department Housing & Community Development Revenue Bonds, Series B,

0.25%, 9/1/23	445	434

0.35%, 3/1/24	500	483

0.40%, 9/1/24	1,100	1,052

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds,

5.00%, 10/1/22	5,500	5,602

5.00%, 10/1/23	16,800	17,605

Maryland Transportation Authority Revenue Refunding Bonds, Series A, Transportation Facilities Project,

5.00%, 7/1/23	1,000	1,041

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 333 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Maryland – 1.1% continued

Washington Suburban Sanitary District Revenue Refunding Bonds (County Gtd.),

5.00%, 6/1/22	$9,365	$9,426

		44,496

Massachusetts – 0.4%

Fall River G.O. Limited Refunding Bonds (State Aid Withholding),

5.00%, 2/1/23	1,265	1,300

Massachusetts State Consolidated Loans G.O. Limited Bonds, Series E,

5.00%, 11/1/22	1,775	1,814

Milton G.O. Limited BANS,

2.00%, 2/17/23	7,475	7,492

Worcester G.O. Limited Bonds, Series A,

4.00%, 2/1/23	3,955	4,038

		14,644

Michigan – 0.8%

Michigan State Strategic Fund Exempt Facilities Adjustable Revenue Bonds (AMT), Waste Management Inc., Project,

0.58%, 8/1/24(2) (4) (5)	3,000	2,864

Michigan State Trunk Line Revenue Refunding Bonds, Series A,

5.00%, 11/15/22	1,250	1,278

Romulus Community School G.O. Unlimited Refunding Bonds , Series A (Q-SBLF Insured),

4.00%, 5/1/24	1,270	1,320

Traverse City Area Public Schools G.O. Unlimited Bonds, Series II,

3.00%, 5/1/23	4,425	4,484

3.00%, 5/1/24	3,375	3,444

University of Michigan General Revenue Refunding Bonds, University Revenues SIFMA,

(Floating, SIFMA Municipal Swap Index Yield + 0.27%), 0.47%, 4/1/33(2)	16,345	16,345

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Michigan – 0.8% continued

West Bloomfield School District Building and Site G.O. Unlimited Bonds (AGM Insured),

3.00%, 5/1/22	$3,100	$3,105

3.00%, 5/1/23	1,000	1,014

		33,854

Minnesota – 2.8%

Metropolitan Council Minneapolis-Saint Paul Area G.O. Unlimited GANS, Series C,

0.38%, 12/1/22	25,000	24,775

0.45%, 12/1/23	8,160	7,904

Minneapolis G.O. Unlimited Refunding Bonds,

3.00%, 12/1/22	11,695	11,826

Minnesota Housing Finance Agency Residential Housing Variable Revenue Refunding Bonds (GNMA, FNMA, FHLMC Insured),

(Floating, SIFMA Municipal Swap Index Yield + 0.55%), 1.06%, 12/12/23(2) (4)	5,400	5,407

Minnesota Municipal Gas Agency Commodity Supply Variable Revenue Bonds, Series B,

(Floating, U.S. SOFR + 1.00%), 1.19%, 12/1/27(2) (4)	40,000	39,869

Minnesota State G.O. Unlimited Bonds, Series A,

5.00%, 8/1/22	8,000	8,104

Minnesota State G.O. Unlimited Bonds, Series E,

2.00%, 8/1/23	11,500	11,547

Minnesota State Rural Water Finance Authority Public Projects Construction Notes Revenue Bonds,

0.25%, 8/1/22	2,750	2,739

		112,171

Missouri – 0.3%

Missouri State Board of Public Buildings Special Obligation Revenue Refunding Bonds, Series B,

5.00%, 10/1/22	4,000	4,075

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   334   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Missouri – 0.3% continued

Missouri State Highways & Transit Commission State Road Federal Reimbursement GARVEE Refunding Bonds, Series S,

5.00%, 5/1/22	$9,000	$9,028

Saint Louis County Special Obligation Revenue Refunding Bonds, Series F,

5.00%, 12/1/23	715	753

		13,856

Nebraska – 0.4%

Central Plains Energy Project Gas Project Revenue Bonds, Project No. 4,

5.00%, 1/1/24(2) (4) (5)	3,000	3,120

Nebraska State Public Power District Revenue Refunding Bonds, Series C,

5.00%, 1/1/23	1,500	1,540

Omaha Various Purpose G.O. Unlimited Refunding Bonds, Series A,

4.00%, 4/15/22	1,100	1,101

University of Nebraska Facilities Corp. Revenue Refunding Bonds, Series B,

4.00%, 10/1/22	9,500	9,633

		15,394

Nevada – 0.7%

Clark County Airport Subordinate Revenue Refunding Bonds, Series B (AMT),

5.00%, 7/1/23	2,400	2,489

5.00%, 7/1/24	2,000	2,119

Clark County School District G.O. Limited Bonds, Series A,

5.00%, 6/15/23	3,300	3,426

5.00%, 6/15/24 6,935		7,383

Las Vegas Valley Water District G.O. Limited Bonds, Series A,

5.00%, 6/1/22	6,200	6,240

Nevada State G.O. Limited Refunding Capital Improvement Bonds,

5.00%, 5/1/22	7,050	7,072

Washoe County School District G.O. Limited Refunding Bonds, Series B,

5.00%, 4/1/22	1,000	1,000

		29,729

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

New Hampshire – 0.0%

Manchester Public Improvement G.O. Unlimited Bonds, Series A,

4.00%, 6/15/23	$1,000	$1,027

New Jersey – 1.2%

Clifton General Improvement G.O. Unlimited Refunding Bonds (BAM Insured),

2.00%, 8/15/22	1,000	1,003

2.00%, 8/15/23	750	753

3.00%, 8/15/24	500	512

Essex County G.O. Unlimited Bonds, Series A and C,

2.00%, 8/15/24	2,280	2,282

Fair Lawn G.O. Unlimited Bonds,

2.00%, 9/1/23	2,020	2,029

2.00%, 9/1/24	1,980	1,981

Gloucester County Improvement Authority Revenue Bonds, Rowan University Student Center Project,

0.60%, 3/1/24	2,400	2,291

Hudson County Improvement Authority Secured Lease Revenue Bonds, Hudson County Courthouse Project,

4.00%, 10/1/23	1,000	1,032

Jersey City Redevelopment Agency Revenue Bonds, Bayfront Redevelopment Project (Municipal Government Gtd.),

4.00%, 12/15/24	5,350	5,619

New Jersey State Educational Facilities Authority Revenue Bonds, Series B,

5.00%, 3/1/24	5,000	5,295

New Jersey State G.O. Unlimited Bonds,

2.00%, 6/1/22	10,000	10,013

New Jersey State G.O. Unlimited Bonds, Covid-19 Go Emergency Bonds,

4.00%, 6/1/23	10,000	10,226

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, Transportation Program,

5.00%, 6/15/22	1,000	1,007

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 335 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

New Jersey – 1.2% continued

River Vale Township School District G.O. Unlimited Bonds (School Board Resource Fund Insured),

1.00%, 6/15/23	$1,625	$1,605

1.00%, 6/15/24	1,130	1,092

Waldwick New Jersey District G.O. Unlimited Bonds (School Board Resource Fund Insured),

1.00%, 7/15/23	970	954

1.00%, 7/15/24	595	572

		48,266

New Mexico – 0.7%

Albuquerque G.O. Unlimited Bonds, Series A,

5.00%, 7/1/22	6,035	6,093

Albuquerque G.O. Unlimited Refunding Bonds, Series D,

5.00%, 7/1/22	12,500	12,621

Farmington Pollution Control Variable Revenue Refunding Bonds, Public Service Company of New Mexico San Juan,

1.10%, 6/1/23(2) (4) (5)	9,000	8,882

New Mexico Mortgage Finance Authority SFM Program Revenue Bonds, Series A (GNMA, FNMA, FHLMC Insured),

0.20%, 1/1/23	505	500

0.25%, 7/1/23	555	545

		28,641

New York – 5.9%

Erie County Industrial Development Agency School Facility Revenue Refunding Bonds, School District & Buffalo City Project (State Aid Withholding),

5.00%, 5/1/24	2,350	2,497

Metropolitan Transportation Authority Revenue Bonds, Subseries D-2,

(Floating, SIFMA Municipal Swap Index Yield + 0.45%), 0.96%, 11/15/22(2) (4)	20,275	20,280

Metropolitan Transportation Authority Revenue Refunding Bonds, Green Bonds, Series C-1,

5.00%, 11/15/23	3,000	3,141

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

New York – 5.9% continued

Metropolitan Transportation Authority Variable Revenue Bonds, Subseries D-1,

(Floating, U.S. SOFR + 0.33%), 0.52%, 4/1/24(2) (4)	$4,755	$4,725

Metropolitan Transportation Authority Variable Revenue Refunding Bonds, Subseries G-1,

(Floating, U.S. SOFR + 0.43%), 0.46%, 11/1/26(2)	1,670	1,637

Metropolitan Transportation Authority Variable Revenue Tender Notes,

(Floating, U.S. SOFR + 0.65%), 0.85%, 4/1/26(2) (4)	40,000	39,325

Monroe County Industrial Development Corp. Revenue Bonds, University of Rochester Project,

5.00%, 7/1/22	2,000	2,019

5.00%, 7/1/23	1,000	1,041

Nassau County Local Economic Assistance Corp. MFH Variable Revenue Bonds, Park Lake Hempstead,

0.30%, 11/1/23(2) (4) (5)	10,000	9,684

New York City Housing Development Corp. MFH Sustainability Revenue Bonds, Series C-3-A,

0.20%, 5/1/22	2,000	1,999

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries D,

5.00%, 11/1/23	8,000	8,407

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds,

5.00%, 11/1/22	10,500	10,727

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds,

5.00%, 11/1/23	4,500	4,729

New York City Transitional Finance Authority Revenue Refunding Bonds, Series A-1,

5.00%, 11/1/23	5,000	5,254

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   336   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

New York – 5.9% continued

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series E-1,

5.00%, 2/1/23	$1,000	$1,029

New York G.O. Limited, Series F-1,

5.00%, 3/1/23	1,500	1,547

New York G.O. Unlimited Refunding Bonds, Series J,

5.00%, 8/1/22	17,000	17,223

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series H (State Aid Withholding),

4.00%, 10/1/22	1,000	1,014

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series E, Bidding Group 1,

5.00%, 3/15/24	16,000	16,959

New York State Dormitory Authority Sales Tax Revenue Refunding Bonds, Series C, Bidding Group 1,

5.00%, 3/15/23	39,200	40,459

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, Group 1,

5.00%, 3/15/23	7,780	8,033

New York State Mortgage Agency Homeowner Revenue Refunding Bonds, Series 235 (AMT), Social Bonds,

0.40%, 4/1/23	480	473

0.55%, 10/1/23	760	743

0.65%, 4/1/24	710	688

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds (AMT), Terminal 4 John F. Kennedy International Airport,

5.00%, 12/1/23	1,000	1,037

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport,

5.00%, 12/1/22	850	866

5.00%, 12/1/23	1,000	1,040

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

New York – 5.9% continued

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax,

5.00%, 3/15/23	$4,000	$4,129

Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series AAA,

1.09%, 7/1/23	20,000	19,762

Triborough Bridge & Tunnel Authority General Variable Revenue Refunding Bonds, Subseries B-4A-R,

(Floating, U.S. SOFR + 0.38%), 0.56%, 2/1/24(2) (4)	4,000	3,997

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Revenue Bonds, Series C-1A,

5.00%, 5/15/23	3,000	3,113

		237,577

North Carolina – 2.5%

Charlotte Airport Revenue Refunding Bonds, Series A,

5.00%, 7/1/24	4,000	4,254

Charlotte-Mecklenburg Hospital Authority Health Care System Variable Revenue Bonds, Series D, Atrium Health,

(Floating, SIFMA Municipal Swap Index Yield + 0.60%), 1.11%, 12/1/23(2) (4)	42,000	42,130

North Carolina State Capital Facilities Finance Agency Educational Facilities Taxable Revenue Bonds, Series B, Campbell University,

0.88%, 10/1/22	700	696

1.05%, 10/1/23	950	921

North Carolina State G.O. Unlimited Bonds, Series A,

5.00%, 6/1/23	4,900	5,090

North Carolina State G.O. Unlimited Bonds, Series A, Connect NC Bonds,

5.00%, 6/1/22	3,955	3,981

North Carolina Turnpike Authority Triangle Expressway System Revenue BANS,

5.00%, 2/1/24	30,340	31,884

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 337 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

North Carolina – 2.5% continued

Wake County G.O. Unlimited Refunding Bonds,

5.00%, 4/1/24	$12,000	$12,745

		101,701

North Dakota – 0.3%

Cass County Joint Water Resource District G.O. Unlimited Bonds, Series A,

0.48%, 5/1/24	12,990	12,422

University of North Dakota COPS, Series A (AGM Insured),

5.00%, 6/1/24	1,000	1,065

		13,487

Ohio – 1.7%

Cincinnati G.O. Unlimited Bonds, Series A,

5.00%, 12/1/24	4,000	4,319

Cincinnati G.O. Unlimited Refunding Bonds,

5.00%, 12/1/22	1,000	1,024

Columbus G.O. Unlimited Bonds, Series A,

5.00%, 4/1/23	5,000	5,169

Hamilton County Health Care Facilities Revenue Bonds, Christ Hospital Project, Prerefunded,

5.50%, 6/1/22(8)	6,000	6,043

Ohio State Common Schools G.O. Unlimited Bonds, Series A,

5.00%, 6/15/23	700	728

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series A,

5.00%, 9/15/23	1,000	1,047

Ohio State Hospital Variable Revenue Bonds, Cleveland Clinic Health,

(Floating, SIFMA Municipal Swap Index Yield + 0.40%), 0.91%, 6/1/23(2) (4)	35,000	34,985

Ohio State Major New Infrastructure Project Revenue Bonds, Series 2019-1,

5.00%, 12/15/22	2,000	2,051

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Ohio – 1.7% continued

Ohio State Water Development Authority Water PCR Bonds, Series B,

5.00%, 12/1/22	$6,000	$6,144

5.00%, 6/1/23	5,300	5,503

		67,013

Oklahoma – 0.4%

Oklahoma County Independent School District No. 12 G.O. Unlimited Bonds, Edmond School District,

1.25%, 6/1/24	13,000	12,671

Oklahoma Municipal Power Authority Power Supply System Revenue Bonds, Series A (AGM Insured),

5.00%, 1/1/24	1,815	1,913

		14,584

Oregon – 0.4%

Oregon State Health & Science University Revenue Refunding Bonds, Series A,

5.00%, 7/1/22	850	858

Oregon State Housing & Community Services Department Housing Development Variable Revenue Bonds, Baldwin Apartments Project,

0.25%, 9/1/23(2) (4) (5)	8,630	8,374

Oregon State Housing & Community Services Department Housing Development Variable Revenue Bonds, Yaquina-Southfair Apartment Project (HUD Sector 8 Program),

0.47%, 12/1/23(2) (4) (5)	5,000	4,846

		14,078

Pennsylvania – 4.7%

Allegheny County Higher Education Building Authority College Variable Revenue Refunding Bonds, Carnegie Mellon University,

(Floating, U.S. SOFR + 0.29%), 0.49%, 8/1/27(2) (4)	5,000	4,943

Allegheny County Port Authority Revenue Refunding Bonds, Special Revenue Transportation Bonds,

5.00%, 3/1/23	9,000	9,280

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   338   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Pennsylvania – 4.7% continued

Bethlehem Area School District Authority Variable Revenue Refunding Bonds, Bethlehem Area School (State Aid Withholding),

(Floating, U.S. SOFR + 0.35%), 0.53%, 11/1/25(2) (4)	$4,545	$4,512

Delaware County IDA Variable Revenue Refunding Bonds, United Parcel SVC,

0.35%, 4/1/22(2) (4) (9)	20,000	20,000

Delaware Valley Regional Financial Authority Variable Revenue Bonds, Series B,

(Floating, SIFMA Municipal Swap Index Yield + 0.40%), 0.91%, 3/1/26(2) (4)	7,000	6,942

Delaware Valley Regional Financial Authority Variable Revenue Bonds, Series C,

(Floating, U.S. SOFR + 0.49%), 0.68%, 3/1/27(2) (4)	11,000	10,905

Geisinger Authority Health System Revenue Refunding Bonds,

5.00%, 4/1/22	3,500	3,500

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management, Inc. Project,

(Floating, SIFMA Municipal Swap Index Yield + 0.40%), 0.91%, 6/3/24(2) (4)	13,165	13,105

Pennsylvania State G.O. Unlimited Bonds, First Series 2020,

5.00%, 5/1/22	6,000	6,019

Pennsylvania State G.O. Unlimited Bonds, Series D-2,

5.00%, 8/15/22	1,500	1,522

Pennsylvania State Housing Finance Agency SFM Floating Revenue Bonds, Series 127 C,

(Floating, ICE LIBOR USD 1M + 0.57%), 0.89%, 10/1/23(2) (4)	7,000	7,006

Pennsylvania State Housing Finance Agency SFM Revenue Refunding Bonds, Series 136, Social Bonds,

0.16%, 4/1/23	750	737

0.18%, 10/1/23	750	728

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Pennsylvania – 4.7% continued

5.00%, 4/1/24	$750	$794

Pennsylvania State Housing Finance Agency SFM Variable Revenue Bonds, Series 126B,

(Floating, ICE LIBOR USD 1M + 0.60%), 0.92%, 6/1/23(2) (4)	26,250	26,291

Pennsylvania State Turnpike Commission Revenue Refunding Bonds, Series C,

4.00%, 12/1/23	6,000	6,208

Philadelphia Airport Revenue Refunding Bonds (AMT), Private Activity,

5.00%, 7/1/24	1,200	1,267

Philadelphia G.O. Unlimited Bonds, Series A,

5.00%, 5/1/23	5,145	5,327

Philadelphia School District G.O. Limited Bonds, Series A (State Aid Withholding),

5.00%, 9/1/23	590	615

5.00%, 9/1/24	630	670

Philadelphia School District G.O. Limited Bonds, Series B, Green Bonds (State Aid Withholding),

5.00%, 9/1/23	700	730

5.00%, 9/1/24	600	638

Philadelphia State G.O. Unlimited Refunding Bonds,

5.00%, 8/1/23	750	782

Pittsburgh & Allegheny County Sports & Exhibition Authority Sale Revenue Refunding Bonds, (AGM Insured),

4.00%, 2/1/23	1,775	1,808

Pittsburgh Water & Sewer Authority Revenue Refunding Bonds, Series C (AGM Insured),

(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 1.16%, 12/1/23(2) (4)	5,000	5,014

University of Pittsburgh of the Commonwealth System of Higher Education Variable Revenue Bonds, Pitt Asset Notes,

(Floating, SIFMA Municipal Swap Index Yield + 0.36%), 0.87%, 2/15/24(2)	48,000	48,158

		187,501

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 339 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Rhode Island – 0.4%

Rhode Island Health & Educational Building Corp. Higher Education Facility Variable Taxable Revenue Refunding Bonds, Bryant University,

1.50%, 7/1/24(2) (4) (5)	$16,950	$16,815

South Carolina – 0.1%

Beaufort County School District G.O. Unlimited Bonds, Series A (SCSDE Insured),

5.00%, 3/1/23	1,950	2,011

Piedmont Municipal Power Agency Electric Revenue Refunding Bonds, Series E,

5.00%, 1/1/23	3,250	3,330

		5,341

Tennessee – 1.0%

Bedford County G.O. Unlimited Refunding Bonds,

5.00%, 6/1/23	1,135	1,179

Chattanooga Health Educational & Housing Facility Board Multifamily Housing Variable Revenue Bonds, Battery Heights Apartments Project,

0.20%, 8/1/23(2) (4) (5)	2,000	1,943

Memphis G.O. Unlimited Refunding Bonds,

5.00%, 5/1/22	22,000	22,068

Memphis Health Educational & Housing Facility Board MFH Variable Revenue Bonds, Tillman Cove Apartment (HUD Sector 8 Program),

0.55%, 6/1/24(2) (4) (5)	10,000	9,598

Memphis Sanitary Sewerage System Revenue Refunding Bonds, Series B,

5.00%, 10/1/22	1,435	1,462

5.00%, 10/1/23	1,100	1,152

Morristown G.O. Unlimited Refunding Bonds, Series A,

2.00%, 3/1/23	1,130	1,134

2.00%, 3/1/24	2,350	2,352

Tennergy Corp. Gas Revenue Bonds, Series A,

4.00%, 3/1/23	375	382

4.00%, 3/1/24	350	361

		41,631

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Texas – 5.0%

Austin Community College District G.O. Limited Bonds, Maintenance Tax Notes,

5.00%, 8/1/23	$2,000	$2,087

Austin G.O. Limited Refunding & Improvement Bonds,

5.00%, 9/1/22	2,005	2,037

5.00%, 9/1/23	1,000	1,046

Austin Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 8/1/24	1,750	1,874

Bexar County G.O. Limited Refunding Bonds,

5.00%, 6/15/22	800	806

Cameron County Housing Finance Corp. Multifamily Housing Variable Revenue Bonds, Sunfield Country Apartments,

0.28%, 8/1/23(2) (4) (5)	6,000	5,836

Canadian River Municipal Water Authority Subordinate Lien Revenue Refunding Bonds, Conjunctive Use,

5.00%, 2/15/23	750	772

5.00%, 2/15/24	1,400	1,478

Carrollton-Farmers Branch Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

2.00%, 2/15/24	910	913

Central Texas Regional Mobility Authority Taxable Senior Lien Revenue Refunding Bonds, Series E,

0.50%, 1/1/23	400	396

0.84%, 1/1/24	500	484

Clear Creek Independent School District Variable G.O. Unlimited Bonds (PSF, Gtd.),

0.50%, 8/15/23(2) (4) (5)	5,000	4,912

Clifton Higher Education Finance Corp. Education Revenue Bonds, Idea Public Schools (PSF, Gtd.),

5.00%, 8/15/22	1,715	1,738

Dallas & Fort Worth International Airport Revenue Refunding Bonds, Series A,

5.00%, 11/1/24	1,000	1,071

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   340   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Texas – 5.0% continued

Dallas Certificates of Obligation G.O. Limited Bonds,

5.00%, 2/15/23	$5,105	$5,260

5.00%, 2/15/24	5,105	5,396

Dallas Equipment Acquisition Contract G.O. Limited Bonds,

5.00%, 2/15/23	5,380	5,543

5.00%, 2/15/24	5,375	5,682

Dallas Hotel Occupancy Tax Revenue Refunding Bonds,

5.00%, 8/15/23	1,500	1,565

5.00%, 8/15/24	1,500	1,601

Dickinson Independent School District Variable G.O. Unlimited Refunding Bonds (PSF, Gtd.),

0.25%, 8/1/23(2) (4) (5)	6,940	6,805

El Paso Independent School District Adjustable G.O. Unlimited Bonds, Maintenance Tax Notes,

2.00%, 8/1/23(2) (4) (5)	3,600	3,609

Fort Worth G.O. Limited Bonds,

4.00%, 3/1/23	2,000	2,042

Fort Worth G.O. Limited Refunding Bonds,

4.00%, 3/1/23	9,175	9,368

Fort Worth Independent School District G.O. Unlimited Bonds, Series A (PSF, Gtd.),

5.00%, 2/15/24	1,000	1,059

Fort Worth Water & Sewer System Revenue Refunding Bonds, Series A,

5.00%, 2/15/23	5,755	5,920

Frisco G.O. Limited Refunding Bonds,

2.00%, 2/15/24	6,320	6,338

Harris County Cultural Education Facilities Finance Corp. Medical Facilities Revenue Refunding Bonds, Baylor College of Medicine,

5.00%, 11/15/24	3,200	3,444

Harris County G.O. Limited Refunding Bonds, Series A,

5.00%, 10/1/23	8,060	8,452

Harris County Hospital District Certificates of Obligation G.O. Limited Bonds,

5.00%, 2/15/23	1,000	1,030

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Texas – 5.0% continued

Harris County Metropolitan Transit Authority Sales & Use Tax Contractual Obligations Revenue Bonds,

5.00%, 11/1/22	$1,000	$1,022

Houston Community College G.O. Limited Refunding Bonds, Series A,

4.00%, 2/15/23	2,840	2,900

Houston Hotel Occupancy Tax & Special Revenue Refunding Bonds, Convention & Entertainment,

5.00%, 9/1/24	2,315	2,464

Houston Independent School District Public Facilities Corp. Lease Revenue Refunding Bonds,

5.00%, 9/15/22	1,500	1,526

Houston Independent School District Variable G.O. Limited Bonds, Series A-2 (PSF, Gtd.),

2.25%, 6/1/22(2) (4) (5)	14,000	14,022

Irving G.O. Limited Refunding Bonds,

5.50%, 8/15/23	1,000	1,051

Las Varas Public Facility Corp. Multifamily Housing Variable Revenue Bonds, Horizon Pointe Apartments,

0.40%, 5/1/24(2) (4) (5)	20,000	19,168

Love Field Airport Modernization Corp., General Airport Revenue Refunding Bonds (AMT),

5.00%, 11/1/22	1,000	1,020

5.00%, 11/1/23	1,650	1,725

Lower Colorado River Authority Transmission Contract Revenue Bonds, LCRA Transmission Services,

5.00%, 5/15/22	1,000	1,005

5.00%, 5/15/23	1,000	1,036

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services,

5.00%, 5/15/22	1,000	1,005

Lubbock Electric Light & Power System Revenue Bonds,

5.00%, 4/15/23	1,375	1,422

5.00%, 4/15/24	875	929

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 341 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Texas – 5.0% continued

Matagorda County Navigation District No. 1 Variable Revenue Bonds (AMT), Central Power & Light Company Project,

0.90%, 9/1/23(2) (4) (5)	$4,250	$4,180

Plano City G.O. Limited Refunding Bonds,

3.00%, 9/1/22	1,065	1,073

San Antonio Tax Notes G.O. Limited Bonds,

5.00%, 8/1/23	11,490	11,994

Sherman Independent School District Variable G.O. Unlimited Bonds, School Building (PSF, Gtd.), Prerefunded,

2.00%, 8/1/23(2) (5) (8)	1,955	1,960

Sherman Independent School District Variable G.O. Unlimited Bonds, School Building (PSF, Gtd.), Unrefunded Balance,

2.00%, 8/1/23(2) (4) (5)	9,490	9,522

Texas State Department of Multi-family Housing & Community Affairs Variable Revenue Bonds, Corona Del Valle (Housing & Urban Development Sector 8 Program),

0.37%, 8/1/23(2) (4) (5)	3,000	2,925

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds,

5.00%, 12/15/22	2,000	2,038

5.00%, 12/15/23	2,000	2,076

Texas State Municipal Power Agency Revenue Refunding Bonds (AGM Insured),

3.00%, 9/1/22	650	655

3.00%, 9/1/23	750	763

Texas State Water Development Board Revenue Bonds,

5.00%, 4/15/22	1,450	1,452

5.00%, 10/15/22	2,700	2,753

Texas State Water Development Board Revenue Bonds, Master Trust,

4.00%, 4/15/23	985	1,009

4.00%, 10/15/23	2,000	2,067

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Texas – 5.0% continued

University of North Texas Revenue Refunding Bonds, Series A,

5.00%, 4/15/22	$2,500	$2,503

5.00%, 4/15/23	1,850	1,913

		197,742

Utah – 0.2%

Salt Lake City Airport Revenue Bonds, Series A (AMT),

5.00%, 7/1/24	1,000	1,056

Salt Lake County G.O. Unlimited Bonds,

5.00%, 12/15/22	3,975	4,076

Utah State G.O. Unlimited Bonds, Series B,

5.00%, 7/1/22	3,500	3,534

		8,666

Virginia – 2.6%

Alexandria G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.00%, 12/15/24	6,525	7,053

Arlington County G.O. Unlimited Bonds,

5.00%, 6/15/22	4,595	4,632

Arlington County G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding),

5.00%, 8/1/23	5,735	5,987

Hampton Roads Transportation Accountability Commission Revenue BANS, Series A,

5.00%, 7/1/22	41,800	42,208

Harrisonburg G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding),

5.00%, 7/15/23	3,360	3,502

Louisa IDA Variable PCR Bonds, Virginia Electric,

1.80%, 11/1/35(2) (5)	3,750	3,750

Virginia State College Building Authority Educational Facilities Revenue Bonds, 21st Century College & Equipment,

5.00%, 2/1/23	2,000	2,058

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   342   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Virginia – 2.6% continued

Virginia State G.O. Unlimited Refunding Bonds, Series B, Escrowed to Maturity,

5.00%, 6/1/22	$1,315	$1,323

Virginia State G.O. Unlimited Refunding Bonds, Series B, Unrefunded Balance,

5.00%, 6/1/22	5,710	5,747

Virginia State Public Building Authority Public Facilities Revenue Bonds, Series A,

5.00%, 8/1/22	2,000	2,025

Virginia State Public Building Authority Public Facilities Revenue Refunding Bonds, Series B,

5.00%, 8/1/22	4,000	4,051

Virginia State Public School Authority School Financing Revenue Refunding Bonds,

5.00%, 8/1/22	9,000	9,116

Virginia State Public School Authority School Technology & Security Notes Revenue Bonds, Series VIII,

5.00%, 4/15/23	5,970	6,189

Virginia State Public School Authority Special Obligation Prince Revenue Bonds (State Aid Withholding),

4.00%, 10/1/22	5,275	5,349

Virginia State Resources Authority Infrastructure Subordinate Revenue Refunding Bonds, Virginia Pooled Financing (Moral Obligation Insured),

5.00%, 11/1/23	1,000	1,050

Virginia State Small Business Financing Authority Revenue Refunding Bonds, National Senior Campuses,

5.00%, 1/1/23	500	511

		104,551

Washington – 2.3%

Central Puget Sound Regional Transit Authority Sales & Use Tax Variable Revenue Bonds, Series 2015S, Green Bond,

(Floating, SIFMA Municipal Swap Index Yield + 0.20%), 0.71%, 11/1/26(2) (4)	24,000	24,214

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Washington – 2.3% continued

Central Puget Sound Regional Transit Authority Sales Tax & Motor Vehicle Revenue Refunding Bonds, Series S-1, Green Bond,

5.00%, 11/1/23	$4,300	$4,519

5.00%, 11/1/24	8,000	8,620

Central Puget Sound Regional Transit Authority Variable Sales & Use TRB, Series S-2B, Green Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.45%), 0.96%, 11/1/23(2) (4)	12,500	12,530

Port of Seattle First Lien Revenue Refunding Bonds (AMT), Private Activity,

5.00%, 9/1/23	2,000	2,085

Seattle Municipal Light & Power Improvement Revenue Bonds,

5.00%, 4/1/22	3,420	3,420

Seattle Municipal Light & Power Variable Revenue Refunding Bonds, Series B,

(Floating, SIFMA Municipal Swap Index Yield + 0.25%), 0.76%, 11/1/26(2) (4)	7,520	7,446

Washington Federal Highway Grant Anticipation Revenue Bonds, Senior 520 Corridor Program,

5.00%, 9/1/23	3,000	3,136

Washington State G.O. Unlimited Refunding Bonds, Series R-2020C,

5.00%, 7/1/22	3,465	3,499

Washington State G.O. Unlimited Refunding Bonds, Series R-2020D,

5.00%, 7/1/22	10,405	10,507

Washington State G.O. Unlimited Refunding Bonds, Series R-2021C,

5.00%, 8/1/23	10,000	10,439

		90,415

Wisconsin – 1.4%

Madison G.O. Unlimited Promissory Notes, Series A,

2.00%, 10/1/23	8,130	8,156

Madison G.O. Unlimited Refunding Promissory Notes, Series A,

4.00%, 10/1/22	4,895	4,961

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 343 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 57.7% continued

Wisconsin – 1.4% continued

4.00%, 10/1/23	$7,100	$7,331

Milwaukee Area Technical College District G.O. Unlimited Bonds, Series C,

2.00%, 6/1/23	2,475	2,484

2.00%, 6/1/24	2,580	2,578

Milwaukee G.O. Unlimited Promissory Refunding Notes, Series N4,

5.00%, 4/1/23	1,725	1,779

PFA Hospital Revenue Refunding Bonds, Renown Regional Medical Center Project,

5.00%, 6/1/22	275	277

5.00%, 6/1/23	345	358

Wisconsin G.O. Unlimited Refunding Bonds, Series 2,

5.00%, 11/1/23	1,100	1,156

Wisconsin State G.O. Unlimited Bonds, Series B,

5.00%, 5/1/22	13,180	13,221

5.00%, 5/1/23	4,720	4,892

Wisconsin State Health & Educational Facilities Authority Variable Revenue Refunding Bonds, Advocate Aurora Health,

(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 1.16%, 7/31/24(2) (4)	5,000	5,037

Wisconsin State Housing & EDA Home Ownership Revenue Bonds, Social Bonds, Series A,

0.30%, 3/1/23	1,600	1,580

0.35%, 9/1/23	1,295	1,267

0.45%, 3/1/24	525	509

		55,586

Total Municipal Bonds

(Cost $2,333,570)		2,305,067

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.06%(10) (11)	9,967,355	$9,967

Total Investment Companies

(Cost $9,967)		9,967

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 7.4%

Alamo Heights Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

2.00%, 2/1/23(2) (4) (5)	$3,600	$3,613

Alvin Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

1.25%, 8/15/22(2) (4) (5)	7,500	7,501

Atlanta Urban Residential Finance Authority MFH Revenue Bonds, London Townhomes,

0.44%, 3/1/23(2) (4) (5)	10,000	9,848

Black Belt Energy Gas District Alabama Gas Supply Revenue Bonds, Series A,

4.00%, 7/1/22(2) (4) (5)	11,125	11,200

Burke Country Development Authority Pollution Control Variable Revenue Refunding Bonds, Georgia Power Company Plant Vogtle Project,

0.42%, 4/1/22(2) (4) (9)	10,000	10,000

Clark County School District G.O. Limited Bonds, Series A,

5.00%, 6/15/22	3,440	3,467

Clear Creek Independent School District G.O. Unlimited Bonds, Series B (PSF, Gtd.),

1.35%, 8/15/22(2) (4) (5)	14,000	14,005

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014A,

1.10%, 2/7/23(2) (4) (5)	10,000	9,953

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A-1, Yale University,

1.45%, 7/1/22(2) (4) (5)	21,000	21,014

Connecticut State Special Tax Obligation Revenue Bonds, Series D,

5.00%, 11/1/22	3,020	3,084

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-1 (PSF, Gtd.),

1.25%, 8/15/22(2) (4) (5)	4,500	4,501

Denver Colo City & County Variable Refunding COPS, Series A1,

0.25%, 4/1/22(2) (4) (9)	10,000	10,000

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   344   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 7.4% continued

District of Columbia Housing Finance Agency MFH Revenue Bonds, The Strand Residences Project,

1.45%, 8/1/22(2) (4) (5)	$1,500	$1,501

Fairfax County G.O. Unlimited Bonds, Series A (State Aid Withholding),

4.00%, 10/1/22	8,135	8,248

Franklin County Variable Revenue Bonds, Che Trinity Health Credit Group,

0.23%, 5/2/22(2) (4) (5)	8,000	7,997

Goose Creek Consolidated Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

0.15%, 10/3/22(2) (4) (5)	7,650	7,584

Harris County Cultural Educational Facilities Finance Corp. Variable Revenue Refunding Bonds, Memorial Hermann,

5.00%, 12/1/22(2) (4) (5)	2,510	2,568

Humboldt County PCR Variable Revenue Refunding Bonds, Sierra Pacific Power Company,

1.85%, 4/15/22(2) (4) (5)	10,000	10,002

Idaho State Health Facilities Authority Hospital Variable Revenue Bonds, Che Trinity Health Credit Group,

0.23%, 5/2/22(2) (4) (5)	5,035	5,032

Illinois State Housing Development Authority MFH Variable Revenue Bonds, Northpoint Illinois Preservation,

0.33%, 8/1/22(2) (4) (5)	10,000	9,967

King George County IDA Waste Management Inc., King George Land Revenue Bonds (AMT),

2.50%, 6/1/23(2) (5)	2,000	2,005

Louisiana State Housing Corp. MFH Revenue Bonds, Stone Vista Apartments Project,

0.32%, 12/1/22(2) (4) (5)	3,725	3,693

Massachusetts State HFA NTS Revenue Refunding Bonds,

0.25%, 12/1/22	1,000	991

Memphis Health Educational & Housing Facility Board MFH Variable Revenue Bonds, Burkle & Main Apartment,

1.40%, 5/1/22(2) (4) (5)	2,500	2,501

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 7.4% continued

Memphis Health Educational & Housing Facility Board MFH Variable Revenue Bonds, Memphis Towers Apartments Project,

0.25%, 12/1/22(2) (4) (5)	$6,250	$6,190

Metropolitan Transportation Authority Variable Revenue Bonds, Series A-2,

5.00%, 11/15/22(2) (4) (5)	1,000	1,020

Montgomery County Variable G.O. Unlimited Bonds, Series E,

0.25%, 4/1/22(2) (4) (9)	30,000	30,000

New Canaan Housing Authority MFH Revenue Bonds,

0.44%, 3/1/23(2) (4) (5)	12,500	12,332

New York City Housing Development Corp. MFH Variable Revenue Bonds, Series C-2, Sustainable Development Bonds,

0.23%, 4/29/22(2) (4) (5)	2,285	2,283

Northern Tobacco Securitization Corp. Settlement Revenue Refunding Senior Bonds, Series A, Class 1,

3.00%, 6/1/22	600	601

Odessa Housing Finance Corp. MFH Variable Revenue Bonds, Vera in Odessa Apartments (FHA Insured),

0.35%, 3/1/23(2) (4) (5)	16,000	15,743

Ohio State HFA MFH Revenue Bonds, Series A (GNMA, FHA Insured),

0.40%, 9/1/22(2) (4) (5)	3,970	3,955

Pennsylvania State Turnpike Commission Turnpike Variable Revenue Refunding Bonds, Series A-1(Floating, SIFMA Municipal Swap Index Yield + 0.60%),

1.11%, 12/1/23(2)	15,000	15,035

Tennessee HDA Residential Financing Program Revenue Refunding Bonds, Residential Finance Program,

0.25%, 7/1/22	8,500	8,496

Traverse City Area Public Schools G.O. Unlimited Bonds, Series II,

3.00%, 5/1/22	2,075	2,078

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 345 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 7.4% continued

Travis County Housing Finance Corp. Variable Revenue Bonds, Cascades at Onion Creek Apartments,

0.35%, 2/1/23(2) (4) (5)	$22,000	$21,693

Westchester County Industrial Development Agency MFH Revenue Bonds, EG Mt. Vernon Preservation, L.P. (FNMA Insured),

0.30%, 12/1/22(2) (4) (5)	5,000	4,957

Total Short-Term Investments

(Cost $296,018)		294,658

Total Investments – 99.1%

(Cost $4,015,614)		3,958,250

Other Assets less Liabilities – 0.9%		35,617

NET ASSETS – 100.0%		$3,993,867

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.

(3)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2022.

(4)	Maturity date represents the puttable date.

(5)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.

(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2022.

(7)	Security has converted to a fixed rate as of May 1, 2019, and will continue at a fixed rate going forward.

(8)	Maturity date represents the prerefunded date.

(9)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(10)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(11)	7-day current yield as of March 31, 2022 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

1Y - 1 Year

3M - 3 Month

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

CMT - Constant Maturity

COPS - Certificates of Participation

EDA - Economic Development Authority

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GANS - Grant Anticipation Notes

GARVEE - Grant Anticipation Revenue Vehicle

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HDA - Housing Develoment Authority

HFA - Housing Finance Authority

HUD - Housing and Urban Development

ICE - Intercontinental Exchange

IDA - Industrial Development Authority

IDB - Industrial Development Board

LCRA - Lower Colorado River Authority

LIBOR - London Interbank Offered Rate

MFH - Multi-Family Housing

PCR - Pollution Control Revenue

PFA - Public Finance Authority

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

SCSDE - South Carolina State Department of Education

SFM - Single Family Mortgage

SIFMA - Securities Industry and Financial Markets Association

SOFR - Secured Overnight Financing Rate

TRB - Tax Revenue Bonds

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   346   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2022

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Asset-Backed Securities	0.0%

Corporate Bonds	20.0%

Foreign Issuer Bonds	12.7%

U.S. Government Obligations	1.1%

Municipal Bonds	57.7%

Investment Companies	0.2%

Short-Term Investments	7.4%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-Backed Securities	$ —	$ 864	$—	$ 864

Corporate Bonds(1)	—	797,984	—	797,984

Foreign Issuer Bonds(1)	—	507,314	—	507,314

U.S. Government Obligations	—	42,396	—	42,396

Municipal Bonds(1)	—	2,305,067	—	2,305,067

Investment Companies	9,967	—	—	9,967

Short-Term Investments	—	294,658	—	294,658

Total Investments	$9,967	$3,948,283	$—	$3,958,250

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 347 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 87.0%

Alabama – 0.5%

Birmingham G.O. Unlimited Convertible CABS, Series A, Prerefunded,

5.00%, 3/1/23(1)	$815	$840

Birmingham G.O. Unlimited Convertible CABS, Series A, Unrefunded Balance,

5.00%, 3/1/27	185	190

Black Belt Energy Gas District Alabama Gas Prepay Revenue Bonds, Series A-1, Project No. 5,

4.00%, 10/1/26(2) (3) (4)	2,500	2,624

City of Madison Board of Education Special Tax School Warrants,

4.00%, 2/1/44	4,540	4,828

		8,482

Arizona – 2.1%

Arizona Board of Regents State University System Revenue Bonds, Series B, Green Bonds,

5.00%, 7/1/42	2,000	2,220

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B,

5.00%, 7/1/43	2,000	2,259

Arizona IDA Hospital Revenue Bonds, Phoenix Children’s Hospital,

4.00%, 2/1/50	2,000	2,072

Arizona State IDA Education Revenue Bonds, Series A-Social, Macombs Facility Project,

4.00%, 7/1/61	1,250	1,186

Arizona State IDA Lease Revenue Bonds, Series A,

3.00%, 9/1/50	1,600	1,390

Arizona State IDA National Charter School Revolving Loan Fund Revenue Bonds, Equitable School Revenue, Social Bonds,

4.00%, 11/1/46	1,500	1,556

Arizona State Transportation Board Highway Revenue Refunding Bonds,

5.00%, 7/1/30	1,485	1,655

Arizona State University Revenue Bonds, Series A, Green Bonds,

5.00%, 7/1/43	1,000	1,163

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Arizona – 2.1% continued

La Paz County IDA Education Facility Lease Revenue Bonds, Harmony Public Schools Project,

4.00%, 2/15/51	$580	$587

Maricopa County IDA Education Revenue Bonds, Legacy Traditional Schools Project,

4.00%, 7/1/51	1,000	947

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds,

4.00%, 7/1/44	5,000	5,221

Phoenix Civic Improvement Corp. District Convertible Revenue CABS, Series B, Civic Plaza (NATL Insured),

5.50%, 7/1/38	2,500	3,267

Phoenix Civic Improvement Corp. Water System Junior Lien Revenue Bonds, Series A, Prerefunded,

5.00%, 7/1/24(1)	5,000	5,341

Phoenix Civic Improvement Corporation Junior Lien Airport Revenue Bonds, Series B (AMT),

3.25%, 7/1/49	1,670	1,446

Scottsdale Taxable G.O. Unlimited Refunding Bonds,

1.34%, 7/1/30	1,470	1,316

Student & Academic Services LLC Lease Revenue Bonds, Northern Arizona Capital Facilities (BAM Insured),

5.00%, 6/1/44	2,000	2,092

Yavapai County IDA Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical,

3.13%, 8/1/43	1,000	895

		34,613

Arkansas – 0.2%

Little Rock School District G.O. Limited Refunding Bonds, Series A (AGM Insured State Aid Withholding),

2.00%, 2/1/34	2,610	2,344

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   348   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Arkansas – 0.2% continued

Little Rock School District G.O. Unlimited Refunding Bonds, Series A (AGM Insured State Aid Withholding),

2.25%, 2/1/41	$1,000	$840

		3,184

California – 9.0%

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1,

4.00%, 8/1/31(2) (3) (4)	15,000	16,228

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A,

4.00%, 3/20/33	965	1,022

California HFA Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates,

3.50%, 11/20/35	3,450	3,599

California Housing Finance Agency Municipal Social Certificates Revenue Bonds, Class A,

3.25%, 8/20/36	1,741	1,742

California School Finance Authority Educational Facilities Revenue Bonds, Series A,

4.00%, 7/1/55	1,075	1,102

California State Educational Facilities Authority Revenue Bonds, Series A, University of San Francisco,

5.25%, 10/1/55	2,000	2,684

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance,

5.75%, 5/1/30	75	75

California State G.O. Unlimited Refunding Bonds,

5.00%, 8/1/26	700	787

California State G.O. Unlimited Various Purpose Refunding Bonds,

5.00%, 4/1/38	5,000	5,287

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars Sinai Health System,

4.00%, 8/15/48	6,500	6,915

3.00%, 8/15/51	3,150	2,906

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

California – 9.0% continued

California State Municipal Finance Authority Revenue Bonds, Humangood, California Obligated Group,

3.00%, 10/1/46	$1,000	$880

California State Municipal Finance Authority Senior Living Revenue Bonds, Mt. San Antonio Gardens Project,

4.00%, 11/15/56	750	725

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village,

5.00%, 5/15/43	2,000	2,184

California State Municipal Finance Authority Student Housing Revenue Bonds, Orchard Park Student Housing Project, Green Bonds (BAM Insured),

3.00%, 5/15/54	1,000	828

California State Public Works Board Lease Revenue Refunding Bonds, Various Capital Projects,

5.00%, 11/1/23	1,000	1,049

California State University Revenue Refunding Bonds, Series A,

3.00%, 11/1/52	3,500	3,090

California State Various Purpose G.O. Unlimited Bonds,

5.25%, 10/1/39	5,000	5,555

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series B, Election,

6.00%, 5/1/34	2,500	2,706

Central Unified School District G.O. Unlimited Bonds, Series B, Election of 2016,

5.00%, 8/1/43	1,000	1,097

Chino Valley Unified School District G.O. Limited Bonds, Series B,

4.00%, 8/1/45	500	538

Coachella Valley Water District Revenue COPS, Series A, Oasis Project,

4.00%, 8/1/46	3,385	3,641

5.00%, 8/1/51	1,100	1,286

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 349 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

California – 9.0% continued

Los Angeles Department of Airports Airport Subordinated Revenue Refunding Bonds,

5.00%, 5/15/36	$2,745	$3,155

5.00%, 5/15/43	5,000	5,693

Los Angeles Department of Airports Revenue Bonds, Subseries B,

4.00%, 5/15/48	5,250	5,539

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT),

5.00%, 5/15/34	3,000	3,349

Los Angeles Department of Airports Subordinate Revenue Refunding Bonds, Los Angeles International Airport (AMT),

3.25%, 5/15/49	1,000	920

Los Angeles Department Of Water & Power System Revenue Bonds,

5.00%, 7/1/46	1,000	1,181

5.00%, 7/1/51	8,000	9,396

Los Angeles Department of Water & Power System Revenue Bonds, Series C,

5.00%, 7/1/39	1,000	1,164

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series A,

5.00%, 7/1/31	1,445	1,555

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series D,

5.00%, 7/1/43	5,000	5,692

Moreno Valley Unified School District G.O. Unlimited, Series C (BAM Insured),

3.00%, 8/1/50	2,000	1,783

Morgan Hill Redevelopment Agency Successor Agency Taxable Allocation Refunding Bonds,

1.81%, 9/1/30	2,000	1,751

Natomas Unified School District G.O. Unlimited Bonds, Series A (AGM Insured),

4.00%, 8/1/49	1,000	1,058

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

California – 9.0% continued

Newport Mesa Unified School District G.O. Unlimited Refunding CABS Bonds,

0.00%, 8/1/41(5)	$2,000	$964

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(2) (3) (4)	2,500	2,570

Oakland Unified School District Alameda County G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 8/1/28	1,000	1,094

Palomar Community College District G.O. Unlimited Convertible CABS, Election,

(Step to 6.38% on 8/1/30), 0.29%, 8/1/45(6) (7)	3,750	3,682

Porterville Water COPS, Water System Financing Project (AGM Insured),

4.00%, 8/15/50	1,000	1,067

Riverside Community College District Taxable G.O. Unlimited Refunding Bonds,

1.40%, 8/1/27	725	673

Riverside County Transportation Commission Toll Senior Lien Revenue Refunding Bonds, RCTC 91 Express Lanes,

3.00%, 6/1/49	2,750	2,303

San Francisco Bay Area Rapid Transit District G.O. Unlimited Bonds, Series C-1, Green Bonds,

4.00%, 8/1/45	1,000	1,080

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/42	1,500	1,642

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds,

5.00%, 5/1/36	3,300	3,775

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT),

5.00%, 5/1/52	2,000	2,262

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   350   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

California – 9.0% continued

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series B, Regional Water,

5.00%, 11/1/50	$5,000	$5,619

San Jose Unified School District Santa Clara County Taxable G.O. Unlimited Refunding Bonds,

1.22%, 8/1/28	1,000	900

San Juan Unified School District G.O. Unlimited Bonds, Series N, Election of 2012,

4.00%, 8/1/29	2,000	2,153

Santa Monica Community College District Taxable G.O. Unlimited Refunding Bonds,

1.70%, 8/1/30	1,000	900

1.85%, 8/1/31	400	360

Sequoia Union High School District Taxable G.O. Unlimited Refunding Bonds,

2.61%, 7/1/35	1,000	942

Solano County Community College G.O. Unlimited Bonds, Series A, District Election of 2012,

(Step to 5.13% on 8/1/23), 1.42%, 8/1/41(6) (7)	3,200	3,494

University of California Revenue Refunding Bonds, Series Q, Limited Project,

5.00%, 5/15/46	4,000	4,685

Vacaville Unified School District G.O. Unlimited Series D,

4.00%, 8/1/45	500	532

		148,859

Colorado – 3.6%

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding),

5.25%, 12/1/40	4,775	5,399

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), Prerefunded,

5.25%, 12/1/26(1)	225	257

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Colorado – 3.6% continued

Arapahoe County School District No. 6 Littleton G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.50%, 12/1/43	$5,000	$5,947

Aurora Water Revenue Refunding Bonds, Green Bonds, Prerefunded,

5.00%, 8/1/26(1)	4,000	4,488

Colorado State COPS ,Series A,

4.00%, 12/15/37	10,000	10,720

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series A, University of Denver Project,

5.00%, 3/1/40	2,500	2,833

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventist Health System Sunbelt,

4.00%, 11/15/41	1,000	1,057

Colorado State School of Mines Institutional Enterprise Revenue Bonds, Series B,

5.00%, 12/1/42	3,400	3,857

Denver City & County Airport System Subordinate Revenue Refunding Bonds (AMT), Series A,

5.00%, 12/1/43	2,000	2,210

Denver City & County Dedicated Tax Revenue Bonds, Series A,

4.00%, 8/1/51	5,000	5,333

Denver City & County Dedicated Tax Revenue CABS, Series A-2,

0.00%, 8/1/37(5)	2,750	1,547

0.00%, 8/1/39(5)	2,805	1,441

Denver City & County Dedicated Tax Revenue Refunding & Improvement Bonds, Series A,

5.00%, 8/1/42	1,500	1,642

El Paso County School District No. 12 Cheyenne Mountain G.O. Unlimited Bonds (State Aid Withholding), Prerefunded,

5.25%, 9/15/24(1)	5,000	5,399

Jefferson County School District No. R-001 G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 12/15/37	5,000	5,846

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 351 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Colorado – 3.6% continued

Windy Gap Firming Project Water Activity Enterprise Revenue Bonds,

5.00%, 7/15/46	$2,000	$2,360

		60,336

Connecticut – 0.7%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series K, Sacred Heart University,

4.00%, 7/1/45	1,500	1,580

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure,

5.00%, 8/1/34	3,000	3,237

Connecticut State Special Tax Obligation Revenue Bonds, Series B,

5.00%, 10/1/31	2,500	2,877

University of Connecticut Revenue Bonds, Series A,

5.25%, 11/15/47	3,000	3,443

		11,137

District of Columbia – 1.6%

District of Columbia G.O. Unlimited Bonds, Series A,

5.00%, 6/1/43	5,000	5,720

District of Columbia G.O. Unlimited Bonds, Series C,

5.00%, 6/1/38	1,000	1,061

District of Columbia Water & Sewer Authority Public Utility Subordinate Revenue Bonds, Series A, Green Bonds,

5.00%, 10/1/45	2,500	2,724

Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Series A, Dulles Metrorail & Capital Improvement,

5.00%, 10/1/44	2,000	2,262

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/28	5,000	5,081

5.00%, 10/1/43	4,000	4,418

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

District Of Columbia – 1.6% continued

Washington Metropolitan Area Transit Authority Gross Revenue Bonds,

5.00%, 7/1/38	$1,800	$2,026

5.00%, 7/1/43	3,000	3,358

		26,650

Florida – 6.3%

Broward County Airport System Revenue Bonds (AMT),

5.00%, 10/1/42	2,500	2,755

Broward County Airport System Revenue Bonds, Series C, Prerefunded,

5.25%, 10/1/23(1)	5,000	5,255

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), Unrefunded Balance,

5.00%, 9/1/24	410	411

5.00%, 9/1/25	330	331

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), Unrefunded Balance,

5.00%, 9/1/23	820	822

Broward County Tourist Development TRB, Convention Center Expansion Project,

4.00%, 9/1/51	2,000	2,071

Broward County Water & Sewer Utility Revenue Bonds, Series A,

4.00%, 10/1/47	2,780	3,001

Central Florida Expressway Authority Senior Lien Revenue Bonds, Series B,

5.00%, 7/1/44	2,500	2,857

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project,

5.00%, 4/1/48	2,000	2,225

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/28	1,000	1,167

Florida State Department Transportation G.O. Unlimited Refunding Bonds,

3.00%, 7/1/30	2,500	2,512

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   352   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Florida – 6.3% continued

Florida State Development Finance Corp. Educational Facility Revenue Bonds, Mater Academy Project, Series A,

5.00%, 6/15/50	$2,000	$2,139

Florida State Higher Educational Facilities Financial Authority Revenue Bonds, Florida Institute of Technology,

4.00%, 10/1/44	1,750	1,751

Florida State Turnpike Authority Revenue Bonds, Series C,

3.00%, 7/1/46	5,000	4,709

Florida State Turnpike Authority Revenue Bonds, Series C, Department of Transportation,

4.50%, 7/1/43	3,000	3,084

Greater Orlando Aviation Authority Airport Facilities Priority Subordinated Revenue Bonds, Series A (AMT),

5.00%, 10/1/42	1,965	2,166

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport,

5.00%, 10/1/44	2,500	2,624

Hillsborough County IDA Hospital Revenue Bonds, Series A, Tampa General Hospital Project,

3.50%, 8/1/55	1,150	1,029

Lakeland Energy System Revenue Bonds,

5.00%, 10/1/48	5,000	6,447

Lee County Airport Revenue Bonds, Series B (AMT),

4.00%, 10/1/51	2,500	2,556

Miami Beach Health Facilities Authority Mt. Sinai Medical Center of Florida Revenue Bonds,

3.00%, 11/15/51	3,500	2,823

Miami-Dade County Aviation Revenue Refunding Bonds,

5.00%, 10/1/41	450	495

Miami-Dade County Aviation Revenue Refunding Bonds (AMT),

5.00%, 10/1/27	2,000	2,117

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Florida – 6.3% continued

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/38	$5,000	$5,351

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series A,

5.00%, 7/1/39	4,025	4,249

Miami-Dade County Seaport Revenue Refunding Bonds, Subseries A-2 (AGM Insured),

3.00%, 10/1/50	10,500	9,709

Miami-Dade County Special Obligation Subordinate Taxable Revenue Refunding Bonds, Series 2,

2.14%, 10/1/30	750	683

Miami-Dade County Transit System Sales Surtax Revenue Bonds, Prerefunded,

5.00%, 7/1/22(1)	10,000	10,096

Orange County HFA Revenue Bonds, Orlando Health Obligated Group,

4.00%, 10/1/52	5,500	5,745

Pasco County School Board COPS, Series A (BAM Insured),

5.00%, 8/1/43	3,000	3,404

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Bonds,

5.00%, 10/1/38	5,000	5,231

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, Series A,

5.00%, 10/1/36	1,750	1,952

Tampa-Hillsborough County Expressway Authority Taxable Revenue Refunding Bonds, Series B (BAM Insured),

2.64%, 7/1/36	1,355	1,189

2.69%, 7/1/37	1,470	1,282

		104,238

Georgia – 3.2%

Burke County Development Authority Variable PCR Refunding Bonds, Georgia Transmission Corp.,

2.75%, 1/1/52(4) (8)	2,200	1,776

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 353 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Georgia – 3.2% continued

Cobb County Kennestone Hospital Authority Revenue Bonds, Wellstar Health System, Inc. Project,

4.00%, 4/1/52	$2,500	$2,612

Gainesville & Hall County Hospital Authority Revenue Anticipation Certificates, Northeast Georgia Health System, Inc. Project,

2.50%, 2/15/51	2,500	1,871

3.00%, 2/15/51	5,000	4,263

4.00%, 2/15/51	5,000	5,209

Georgia Road & Tollway Authority Taxable Revenue Refunding Bonds (State Gtd.),

1.90%, 7/15/34	2,000	1,772

Georgia State G.O. Unlimited Bonds, Series A-Tranche 2,

5.00%, 7/1/31	2,000	2,372

Georgia State Housing & Finance Authority Revenue Bonds, Series B,

3.25%, 12/1/49	5,000	4,845

Georgia State Ports Authority Revenue Bonds,

2.63%, 7/1/51	1,000	790

Gwinnett County School District G.O. Unlimited Bonds,

5.00%, 2/1/40	2,500	2,911

Main Street Natural Gas Inc., Gas Supply Revenue Bonds, Series A,

4.00%, 9/1/27(2) (3) (4)	15,000	15,891

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A,

5.00%, 5/15/43	500	543

5.00%, 5/15/49	1,000	1,196

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C,

4.00%, 12/1/23(2) (3) (4)	1,650	1,700

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project,

5.50%, 7/1/60	2,500	2,721

Walton Industrial Building Authority Revenue Bonds, Walton County Jail Facility Project,

4.00%, 2/1/52	2,500	2,679

		53,151

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Hawaii – 0.5%

Hawaii State Airports System Revenue Bonds, Series A (AMT),

5.00%, 7/1/48	$4,000	$4,370

Honolulu City & County G.O. Unlimited Bonds, Series A,

5.00%, 9/1/43	2,000	2,288

Honolulu City & County Wastewater System Taxable Revenue Refunding Bonds, Series A,

1.00%, 7/1/27	1,265	1,142

1.47%, 7/1/30	1,500	1,307

		9,107

Idaho – 0.1%

Idaho State Health Facilities Authority Hospital Revenue Bonds, Trinity Health Credit Group,

4.00%, 12/1/43	2,000	2,134

Illinois – 4.2%

Chicago Midway Airport Second Lien Revenue Refunding Bonds, Series B,

5.25%, 1/1/34	2,500	2,557

Chicago O’Hare International Airport Revenue Refunding Bonds, Series A, Passenger Facilities Charge,

5.00%, 1/1/23	2,000	2,029

Chicago O’Hare International Airport Senior Lien General Revenue Bonds, Series D,

5.00%, 1/1/39	1,015	1,037

Chicago O’Hare International Airport Senior Lien General Revenue Refunding Bonds, Series B,

5.00%, 1/1/41	3,100	3,355

Chicago Transit Authority Sales Tax Receipts Revenue Refunding Bonds, Series A,

5.00%, 12/1/52	3,250	3,658

Cook County Community Consolidated School District No. 34 G.O. Unlimited Bonds, Series A,

2.00%, 12/1/38	2,425	1,984

Cook County Sales Tax Revenue Refunding Bonds,

4.00%, 11/15/38	5,000	5,277

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   354   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Illinois – 4.2% continued

Du Page County Revenue Refunding Bonds, Morton Abroretum Project,

3.00%, 5/15/47	$1,500	$1,334

Illinois State Educational Facilities Authority Revenue Bonds, Field Museum of Natural History,

3.90%, 11/1/36	1,740	1,861

Illinois State Finance Authority Academic Facilities Lease Revenue Bonds, University of Illinois at Urbana-Champaign,

5.00%, 10/1/49	1,250	1,415

Illinois State Finance Authority Revenue Bonds, Northwestern University,

5.00%, 12/1/28	1,500	1,759

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare,

4.25%, 1/1/44	5,000	5,330

5.00%, 1/1/44	2,500	2,783

Illinois State Finance Authority Revenue Refunding Bonds, Northshore University Health System,

3.25%, 8/15/49	2,500	2,359

Illinois State Finance Authority Revenue Refunding Bonds, OSF Healthcare System,

3.00%, 5/15/50	2,500	2,122

4.00%, 5/15/50	3,150	3,304

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center,

5.00%, 11/15/38	1,500	1,606

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A,

4.00%, 2/1/33	4,750	4,971

Illinois State Toll Highway Authority Revenue Bonds, Series A,

5.00%, 1/1/46	2,500	2,891

Illinois State Toll Highway Authority Senior Lien Revenue Bonds, Series A,

5.00%, 1/1/45	2,000	2,286

Illinois State Toll Highway Authority Senior Revenue Bonds, Series B,

5.00%, 1/1/41	2,000	2,187

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Illinois – 4.2% continued

Joliet Waterworks & Sewage Senior Lien Revenue BANS,

1/1/24(9)	$2,000	$2,090

Regional Transportation Authority Revenue Bonds, Series A (AGM Insured),

5.75%, 6/1/34	3,400	4,269

Schaumburg G.O. Unlimited Refunding Bonds, Series A,

4.00%, 12/1/41	5,000	5,098

Will, Grundy, Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, Prerefunded,

5.25%, 12/1/23(1)	2,500	2,642

		70,204

Indiana – 0.8%

Fishers Sewage Works Revenue Bonds (BAM Insured),

3.00%, 7/1/51	1,000	890

Indiana Finance Authority Environmental Facilities Variable Revenue Refunding Bonds (AMT), Indianapolis Power & Light Co. Project,

0.95%, 4/1/26(2) (3) (4)	1,500	1,380

Indiana Finance Authority Environmental Facilities Variable Revenue Refunding Bonds, Indianapolis Power & Light Co. Project,

0.75%, 4/1/26(2) (3) (4)	1,125	1,037

Indiana Finance Authority Wastewater Utility First Lien Revenue Bonds, Series A, CWA Authority,

4.25%, 10/1/44	3,000	3,117

Indiana State Finance Authority Revenue Refunding Bonds, Series A, Stadium Project,

5.00%, 2/1/30	2,000	2,362

Indiana State Health & Educational Facilities Financing Authority Ascension Senior Credit Group Revenue Refunding Bonds,

4.00%, 11/15/46	2,900	3,005

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 355 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Indiana – 0.8% continued

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Indianapolis Airport Authority Project,

5.00%, 1/1/44	$2,000	$2,263

		14,054

Iowa – 0.2%

Pefa Inc., Iowa Gas Project Revenue Bonds,

5.00%, 9/1/26(2) (3) (4)	2,500	2,702

Kansas – 0.2%

Johnson County Unified School District No. 512 Shawnee Mission G.O. Unlimited Refunding Bonds, Series A,

4.00%, 10/1/22	2,000	2,028

Manhattan G.O. Unlimited Temporary Notes, Series 2021-01,

0.20%, 6/15/24	890	843

		2,871

Kentucky – 2.1%

Campbell & Kenton Counties Sanitation District No. 1 Revenue Bonds, Series A,

2.50%, 8/1/51	5,000	3,880

Carroll County Environmental Facilities Revenue Bonds (AMT), Kentucky Utilities Co. Project,

1.75%, 9/1/26(2) (3) (4)	1,500	1,421

Carroll County Environmental Facilities Revenue Refunding Bonds (AMT), Kentucky Utilities Company,

2.13%, 10/1/34	5,200	4,520

Fayette County School District Finance Corp. Revenue Bonds, Series A (State Intercept Program),

4.00%, 5/1/38	5,000	5,260

Kentucky Bond Development Corp. Educational Facilities Revenue Refunding Bonds, Transylvania University Project,

4.00%, 3/1/49	330	343

Kentucky State Public Energy Authority Gas Supply Variable Revenue Bonds, Series C, Gas Supply,

4.00%, 2/1/28(2) (3) (4)	10,000	10,567

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Kentucky – 2.1% continued

Louisville & Jefferson County Metro Government Pollution Control Revenue Refunding Bonds, Gas & Electric,

2.00%, 10/1/33	$10,000	$8,732

		34,723

Louisiana – 2.5%

Lafayette Parish School Board Sales TRB, Prerefunded,

5.00%, 4/1/27(1)	2,165	2,465

Lake Charles Harbor & Terminal District Variable Revenue Bonds (AMT), Big Lake Fuels,

1.00%, 12/1/24(2) (3) (4)	5,000	4,838

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project,

2.50%, 4/1/36	7,250	6,331

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance,

5.00%, 5/15/47	2,000	2,173

Louisiana State G.O. Unlimited Bonds,

4.00%, 5/1/32	2,500	2,616

Louisiana State Gas & Fuels First Lien Revenue Refunding Bonds, Series A, Prerefunded,

4.00%, 5/1/25(1)	5,000	5,283

4.50%, 5/1/25(1)	2,500	2,679

Louisiana State Gas & Fuels Revenue Refunding Bonds, Series A-1,

4.00%, 5/1/32	5,000	5,011

Louisiana State Gas & Fuels Tax Second Lien Revenue Refunding Bonds, Series C,

5.00%, 5/1/45	1,000	1,104

Louisiana State Highway Improvement Revenue Taxable Refunding Bonds, Series A,

1.54%, 6/15/29	1,880	1,668

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   356   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Louisiana – 2.5% continued

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Series A, Woman’s Hospital Foundation Project,

5.00%, 10/1/31	$1,510	$1,697

Shreveport Water & Sewer Revenue Bonds, Series B (BAM Insured),

5.00%, 12/1/41	5,000	5,543

		41,408

Maine – 0.1%

Maine Health & Higher Educational Facilities Authority Taxable Revenue Refunding Bonds, Series B (AGM Insured State Intercept),

2.09%, 7/1/29	1,000	929

Maryland – 1.0%

Howard County G.O. Unlimited Bonds, Series A,

5.00%, 2/15/30	1,000	1,131

Maryland Stadium Authority Built To Learn Revenue Bonds,

4.00%, 6/1/46	1,980	2,079

Maryland State And Local Facilities Loan G.O. Unlimited Bonds, Group 2,

5.00%, 8/1/32	4,040	4,875

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds,

2.50%, 10/1/33	1,850	1,845

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Lifebridge Health,

5.00%, 7/1/44	1,100	1,227

Maryland Transportation Authority Revenue Refunding Bonds, Series A,

5.00%, 7/1/51	5,000	5,882

		17,039

Massachusetts – 3.5%

Lincoln School G.O. Unlimited Bonds,

3.50%, 3/1/44	3,810	3,849

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Massachusetts – 3.5% continued

Massachusetts Bay Transportation Authority Assessment Revenue Refunding Bonds, Series A,

5.00%, 7/1/41	$2,800	$2,826

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding CABS, Series A,

0.00%, 7/1/29(5)	2,500	2,075

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series B,

5.25%, 7/1/33	1,900	2,350

Massachusetts State College Building Authority, Revenue Bonds, Series B, Green Bonds (State Intercept Program), Prerefunded,

5.00%, 5/1/24(1)	1,000	1,063

Massachusetts State HFA Sustainability Revenue Bonds, Series A-1 (FHA Insured),

3.00%, 12/1/50	500	444

Massachusetts State Housing Finance Agency Revenue Bonds, Series H,

4.40%, 12/1/46	1,000	1,045

Massachusetts State Port Authority Revenue Bonds, Series A,

5.00%, 7/1/40	2,725	2,942

Massachusetts State Port Authority Revenue Bonds, Series C (AMT),

5.00%, 7/1/44	2,000	2,227

Massachusetts State School Building Authority Sales Subordinate TRB, Series A,

5.25%, 2/15/48	5,000	5,677

Massachusetts State School Building Authority Sales TRB, Senior Series A, Prerefunded,

5.00%, 5/15/23(1)	2,370	2,458

Massachusetts State School Building Authority Senior Lien Sales TRB, Series A, Prerefunded,

5.00%, 5/15/23(1)	3,015	3,127

Massachusetts State School Building Authority Senior Lien Sales TRB, Series B,

5.00%, 11/15/36	1,500	1,666

5.00%, 11/15/39	2,500	2,771

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 357 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Massachusetts – 3.5% continued

Massachusetts State School Building Authority Subordinated Sales TRB, Series A,

5.00%, 2/15/44	$4,000	$4,578

Massachusetts State Special Obligation Dedicated Revenue Refunding Bonds, (NATL Insured),

5.50%, 1/1/34	2,500	3,098

Massachusetts State Transportation Fund Rail Enhancement & Accelerated Revenue Bonds,

5.00%, 6/1/42	7,820	8,736

Massachusetts State Water Resources Authority General Revenue Bonds, Series B,

5.00%, 8/1/43	1,455	1,662

Quincy G.O. Limited BANS,

1.00%, 6/10/22	5,000	5,001

		57,595

Michigan – 1.1%

Detroit City School District G.O. Unlimited Refunding Bonds, Series A (Q-SBLF Insured),

5.00%, 5/1/33	1,000	1,181

Grand Rapids Public Schools Building & Site G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 5/1/25	1,000	1,087

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I,

5.00%, 4/15/38	2,000	2,179

Michigan State Finance Authority Revenue Refunding Bonds, Series H-1, Partially Prerefunded,

5.00%, 10/1/39	5,000	5,348

Michigan State University Revenue Bonds, Series B, Board of Trustees,

5.00%, 2/15/44	2,000	2,278

Walled Lake Consolidated School District G.O. Unlimited Bonds (Q-SBLF Insured),

5.00%, 5/1/50	1,000	1,152

Wayne County Airport Authority Revenue Bonds, Series D,

5.00%, 12/1/45	2,000	2,179

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Michigan – 1.1% continued

Wayne County Airport Authority Revenue Refunding Bonds, Series G,

5.00%, 12/1/34	$2,625	$2,872

		18,276

Minnesota – 0.6%

Minneapolis Special School District No. 1 G.O. Unlimited Bonds, Series B, Long-Term Facilities Maintenance (School District Credit Program),

5.00%, 2/1/28	275	312

Minnesota Municipal Gas Agency Commodity Supply Revenue Bonds, Series A,

4.00%, 12/1/27(2) (3) (4)	3,000	3,201

Minnesota State G.O. Unlimited Bonds, Series A, Bidding Group 1,

5.00%, 9/1/30	5,000	6,068

		9,581

Mississippi – 0.0%

Mississippi State Business Finance Corp. Revenue Bonds, System Energy Resources, Inc. Project,

2.38%, 6/1/44	1,000	774

Missouri – 0.7%

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B,

5.00%, 5/1/33	1,000	1,086

5.00%, 5/1/45	3,395	3,655

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, Prerefunded,

5.00%, 5/1/25(1)	1,605	1,746

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds, Series A, Saint Louis University,

5.00%, 10/1/38	2,500	2,734

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke’s Health System,

5.00%, 11/15/43	1,280	1,454

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   358   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Missouri – 0.7% continued

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, St. Luke’s Health System,

4.00%, 11/15/50	$1,000	$1,063

		11,738

Montana – 0.0%

Montana Board of Housing Single Family Program Revenue Refunding Bonds, Series A (FHA Insured HUD VA),

3.90%, 12/1/48	65	66

Nebraska – 0.7%

Douglas County Hospital Authority No. 2 Health Facilities Revenue Bonds, Children’s Hospital Obligated Group,

5.00%, 11/15/36	1,000	1,111

5.00%, 11/15/37	1,000	1,112

Omaha Public Power District Electric Revenue Refunding Bonds, Series A,

4.00%, 2/1/42	5,000	5,386

5.00%, 2/1/42	4,250	4,835

		12,444

Nevada – 0.4%

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2,

4.25%, 7/1/36	5,000	5,206

Clark County School District Building G.O. Limited Bonds, Series A,

4.00%, 6/15/36	2,000	2,136

		7,342

New Jersey – 1.2%

Jersey City G.O. Unlimited BANS, Series F,

2.00%, 12/1/22	10,000	10,039

New Jersey State EDA Revenue Bonds, Transit Transportation Project,

5.00%, 11/1/34	2,000	2,241

New Jersey State EDA Revenue School Facilities Construction Revenue Bonds,

5.00%, 6/15/34	500	562

4.00%, 6/15/44	2,250	2,300

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

New Jersey – 1.2% continued

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program,

5.25%, 6/15/43	$4,500	$5,011

		20,153

New York – 20.0%

Colonie G.O. Unlimited BANS,

2.00%, 3/10/23	5,000	5,016

New York City Housing Development Corp. MFH Revenue Bonds, Sustainable Neighborhood Bonds,

3.00%, 11/1/39	1,750	1,679

New York City Housing Development Corp. MFH Revenue Refunding Bonds, Sustainable Neighborhood Bonds,

3.00%, 11/1/44	1,610	1,478

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution,

5.00%, 6/15/50	1,500	1,704

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Fiscal 2014,

5.00%, 6/15/46	2,000	2,071

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Series CC-1,

4.00%, 6/15/49	5,000	5,255

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series AA-1,

5.00%, 6/15/48	5,000	5,719

4.00%, 6/15/51	2,000	2,112

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series BB, Second Generation, Fiscal 2013,

5.00%, 6/15/47	2,500	2,557

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series CC-1,

4.00%, 6/15/52	2,500	2,645

5.00%, 6/15/52	7,500	8,606

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 359 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

New York – 20.0% continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Second General Resolution,

5.00%, 6/15/40	$5,000	$5,656

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE,

5.25%, 6/15/36	2,000	2,292

5.00%, 6/15/39	1,800	2,024

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG,

5.00%, 6/15/39	2,000	2,163

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Sub-Series EE,

5.00%, 6/15/45	5,000	5,855

New York City Municipal Water Finance Authority Water & Sewer System Subordinate Revenue Refunding Bonds, Second General Resolution,

4.00%, 6/15/50	6,030	6,359

New York City Municipal Water Finance Authority Water & Sewer System Subordinate Revenue Refunding Bonds, Subseries FF-2,

5.00%, 6/15/40	3,500	4,004

New York City Transitional Finance Authority Building Aid Fiscal 2015 Revenue Bonds, Series S (State Aid Withholding),

5.00%, 7/15/36	1,500	1,626

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding),

5.00%, 7/15/43	3,000	3,408

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds,

5.00%, 8/1/40	250	282

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

New York – 20.0% continued

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2017,

5.00%, 2/1/40	$7,485	$8,279

5.00%, 2/1/43	8,310	9,151

New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds,

3.00%, 5/1/48	4,750	4,347

New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds, Series C Subseries C-1,

4.00%, 5/1/46	2,500	2,595

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series A-3,

3.00%, 5/1/45	5,000	4,635

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series B-1,

2.50%, 8/1/48	2,500	1,927

3.00%, 8/1/48	2,000	1,830

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series C-3,

5.00%, 5/1/41	5,000	5,606

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series E-1,

4.00%, 2/1/43	5,000	5,222

4.00%, 2/1/46	7,000	7,273

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series F-1,

5.00%, 2/1/47	1,500	1,720

New York City Transitional Finance Authority Subordinate Revenue Bonds, Subseries B-1,

5.00%, 11/1/34	500	546

New York G.O. Unlimited Bonds, Series A-1,

5.00%, 8/1/47	8,500	9,791

3.00%, 8/1/50	2,400	2,126

4.00%, 8/1/50	6,000	6,255

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   360   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

New York – 20.0% continued

New York G.O. Unlimited Bonds, Series E-1,

4.00%, 3/1/42	$2,500	$2,655

New York G.O. Unlimited Bonds, Series F-1, Unrefunded Balance,

5.00%, 3/1/37	80	82

New York G.O. Unlimited Bonds, Series I, Subseries 1-I,

5.00%, 3/1/28	1,510	1,592

New York G.O. Unlimited Bonds, Subseries A-1,

4.75%, 8/1/38	3,500	3,613

New York G.O. Unlimited Bonds, Subseries F-1,

5.00%, 4/1/43	2,000	2,233

New York G.O. Unlimited Refunding Bonds, Series F-1, Prerefunded,

5.00%, 3/1/23(1)	4,920	5,071

New York State Dorm Authority State Personal Income Tax Revenue Refunding Bonds,

3.00%, 3/15/50	5,000	4,564

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Unrefunded Balance,

5.25%, 10/1/23	165	165

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series 2020, School Districts Financing Program (AGM Insured),

5.00%, 10/1/33	1,000	1,150

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A,

5.00%, 7/1/36	2,500	2,898

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A-2, Columbia University,

5.00%, 10/1/46	500	653

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series B, Columbia University,

5.00%, 10/1/38	4,500	5,189

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

New York – 20.0% continued

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A,

4.00%, 3/15/49	$5,000	$5,224

3.50%, 3/15/52	10,000	9,822

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B,

5.00%, 2/15/37	2,530	2,826

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds,

3.00%, 3/15/51	5,000	4,473

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A,

5.00%, 3/15/33	2,000	2,229

5.25%, 3/15/38	5,000	5,797

5.25%, 3/15/39	2,500	2,892

4.00%, 3/15/47	10,000	10,420

5.00%, 3/15/49	5,000	5,748

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, Group 5,

4.00%, 3/15/47	5,000	5,200

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E,

3.25%, 3/15/36	2,035	2,058

New York State Dormitory Authority State Personal Income TRB, Series A, Unrefunded Balance,

5.00%, 2/15/43	2,000	2,200

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Municipal Water Revolving Funds,

5.00%, 6/15/42	4,000	4,482

New York State Environmental Facilities Corp. Clean & Drinking Water Revolving Funds Pooled Financing Program Revenue Bonds, Series B, Escrowed to Maturity,

5.50%, 4/15/35	5,000	6,419

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 361 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

New York – 20.0% continued

New York State Environmental Facilities Corp. Revenue Bonds, Series C, Green Bonds,

5.00%, 8/15/37	$1,200	$1,357

New York State Environmental Facilities Corp. State Clean Water & Drinking Water Subordinated Revenue Refunding SRF Bonds,

4.00%, 6/15/46	5,000	5,253

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA, FNMA Insured),

4.15%, 11/1/47	1,000	1,023

New York State Liberty Development Corp. Liberty Revenue Refunding Bonds, Series 1,

2.25%, 2/15/41	7,055	5,487

2.75%, 2/15/44	5,000	4,094

New York State Mortgage Agency Homeowner Revenue Bonds, Series 242, Social Bonds (SonyMA Insured),

3.25%, 10/1/47	5,000	4,670

New York State Mortgage Agency Homeowner Revenue Refunding Bonds, Series 233, Social Bonds,

2.05%, 4/1/33	1,555	1,391

New York State Power Authority Revenue Refunding Bonds, Series A,

4.00%, 11/15/45	3,000	3,186

New York State Thruway Authority General Revenue Junior Indebtedness Obligations Subordinate Revenue Bonds, Series B,

4.00%, 1/1/45	2,000	2,072

New York State Thruway Authority Revenue Bonds, Series J,

5.00%, 1/1/27	50	53

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport,

5.00%, 12/1/31	550	621

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

New York – 20.0% continued

New York State Urban Development Corp. Personal Income TRB, Series A-1,

5.00%, 3/15/43	$3,000	$3,084

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax,

5.00%, 3/15/47	5,500	6,223

New York State Urban Development Corp. Sales Tax Revenue Refunding Bonds, Bidding Group 4, Series A,

2.63%, 3/15/51	2,500	2,007

New York State Urban Development Corp. Taxable General Personal Income TRB,

3.90%, 3/15/33	5,000	5,148

New York Taxable G.O. Unlimited Refunding Bonds, Series D, Fiscal 2021,

1.82%, 8/1/30	2,000	1,766

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 217,

5.00%, 11/1/44	2,000	2,284

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 186 (AMT),

5.00%, 10/15/44	3,000	3,156

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT),

5.00%, 9/15/28	1,000	1,140

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 277 (AMT),

3.00%, 10/1/28	5,000	5,086

2.00%, 10/1/31	4,000	3,547

2.00%, 10/1/32	2,000	1,746

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, Prerefunded,

5.00%, 10/15/24(1)	500	538

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, MTA Bridges & Tunnels,

4.00%, 5/15/51	5,000	5,281

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   362   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

New York – 20.0% continued

5.00%, 5/15/52	$1,500	$1,968

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Revenue Bonds, Series C-3, 2.50%, 5/15/51	6,250	4,807

Utility Debt Securitization Authority Restructuring Revenue Refunding Bonds, 5.00%, 12/15/37	2,500	2,747

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, 5.00%, 12/15/39	2,500	2,837

5.00%, 12/15/40	1,000	1,133

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, Series TE, 5.00%, 12/15/41	3,500	3,671

Westchester County G.O. Limited Bonds, Series A, 4.00%, 12/1/29	625	678

		331,523

North Carolina – 0.5%

Charlotte COPS, Series B, 3.00%, 6/1/22	725	726

Charlotte Refunding COPS, Convention Facility Project, 4.00%, 6/1/49	3,000	3,177

North Carolina Capital Facilities Finance Agency Educational Revenue Bonds, Wake Forest University, 5.00%, 1/1/48	1,000	1,131

North Carolina State Housing Finance Agency Home Ownership Revenue Bonds, Series 44, 3.00%, 7/1/46	985	888

North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway (AGM Insured), 5.00%, 1/1/49	500	575

Western Carolina University Revenue Bonds, Series B, 4.00%, 4/1/45	1,000	1,070

		7,567

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

North Dakota – 0.1%

Grand Forks Health Care System Revenue Refunding Bonds, Altru Health System (AGM Insured), 3.00%, 12/1/46	$1,500	$1,334

Ohio – 0.9%

Akron Income Tax Revenue Refunding Bonds, 4.00%, 12/1/33	1,325	1,452

Northeast Ohio Medical University General Receipts Revenue Refunding Bonds, Series A, 4.00%, 12/1/45	225	230

Ohio State Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System, 4.00%, 1/1/36	1,000	1,056

Ohio Turnpike & Infrastructure Commission Senior Lien Revenue Bonds, Series A, Prerefunded, 5.00%, 2/15/23(1)	10,000	10,300

Washington Local School District Lucas County G.O. Unlimited Bonds, Series A (School District Credit Program), 3.13%, 12/1/51	2,000	2,008

		15,046

Oklahoma – 0.1%

Oklahoma State Turnpike Authority Second Senior Revenue Bonds, Series C, 4.00%, 1/1/42	2,000	2,113

Oregon – 1.6%

Clackamas County School District No. 12 North Clackamas G.O. Unlimited CABS, Series A, (School Board Guaranty Program), 0.00%, 6/15/38(5)	7,500	3,940

Clackamas County School District No. 62C Oregon City G.O. Unlimited CABS, Series A (School Board Guaranty Program), 0.00%, 6/15/37(5)	1,000	582

Medford Hospital Facilities Authority Revenue Refunding Bonds, Series A, Asante Project (AGM Insured), 4.00%, 8/15/45	1,000	1,047

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   363   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Oregon – 1.6% continued

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 11/15/24(1)	$1,100	$1,186

Oregon State G.O. Unlimited Bonds, Article XI-M and XI-N Seismic Grant Program,

5.00%, 6/1/30	1,005	1,213

Oregon State Health & Science University Revenue Refunding Bonds, Series A,

4.00%, 7/1/44	1,000	1,062

Oregon State Health & Science University Revenue Refunding Bonds, Series A, Green Bonds,

3.00%, 7/1/51	5,500	4,949

Oregon State Health & Science University Revenue Refunding Bonds, Series B,

5.00%, 7/1/38	2,035	2,254

Port of Portland International Airport Revenue Bonds,

5.00%, 7/1/49	2,010	2,266

Salem Hospital Facility Authority Revenue Refunding Bonds, Capital Manor Project,

4.00%, 5/15/47	1,000	1,006

Salem Hospital Facility Authority Revenue Refunding Bonds, Multi Model Salem Health Projects,

5.00%, 5/15/44	3,500	3,996

Washington Multnomah & Yamhill Counties Hillsboro School District No. 1J G.O. Unlimited Bonds (School Board Guaranty Program),

5.00%, 6/15/35	2,000	2,268

		25,769

Pennsylvania – 2.7%

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds (AGM Insured),

4.00%, 6/1/39	5,000	5,246

Delaware County Regional Water Quality Control Authority Sewer Revenue Bonds,

5.00%, 5/1/32	820	890

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Pennsylvania – 2.7% continued

5.00%, 5/1/35	$865	$936

Franklin County G.O. Unlimited Refunding Bonds,

4.00%, 11/1/33	1,075	1,158

Montgomery County Higher Education & Health Authority Revenue Refunding Bonds, Thomas Jefferson University (AGM Insured),

3.13%, 5/1/53	6,650	5,939

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, University of Pennsylvania Health System,

5.00%, 8/15/49	5,000	5,751

Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue Refunding Bonds, Series A,

4.00%, 12/1/51	5,000	5,334

Pennsylvania State Turnpike Commission Oil Franchise Tax Subordinate Revenue Bonds, Series B,

5.00%, 12/1/43	2,500	2,838

Pennsylvania State Turnpike Commission Revenue Bonds, Series A-2,

5.00%, 12/1/48	2,000	2,252

Pennsylvania State Turnpike Commission Revenue Refunding Bonds, Series C,

5.00%, 12/1/46	5,000	5,845

3.00%, 12/1/51	3,500	3,048

Pennsylvania State Turnpike Commission Turnpike Revenue Bonds, Series B,

5.00%, 12/1/40	1,525	1,662

Pennsylvania Turnpike Commission Turnpike Revenue Refunding Bonds, Series B,

5.00%, 12/1/46	1,700	1,973

Springfield School District Delaware County G.O. Unlimited Bonds (State Aid Withholding),

4.00%, 3/1/43	1,500	1,608

		44,480

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   364   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Rhode Island – 0.4%

Rhode Island Infrastructure Bank Municipal Road & Bridge Revolving Fund Revenue Bonds, Series A,

5.00%, 10/1/29	$1,430	$1,675

Rhode Island Turnpike & Bridge Authority Motor Fuel TRB, Series A,

4.00%, 10/1/44	5,265	5,635

		7,310

South Carolina – 1.8%

Charleston County School District G.O. Unlimited BANS, Series C, Phase V (SCSDE Insured),

4.00%, 5/11/22	10,000	10,033

Clemson University Revenue Bonds, Series A, Athletic Facilities,

3.00%, 5/1/48	4,000	3,587

Patriots Energy Group Financing Agency South Carolina Gas Supply Revenue Bonds, Series A,

4.00%, 2/1/24(2) (3) (4)	2,000	2,060

Patriots Energy Group Gas System Revenue Refunding Bonds, Series A,

4.00%, 6/1/51	2,500	2,649

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004 (BHAC, CR MBIA Insured),

5.38%, 1/1/25	5,680	6,164

South Carolina State Jobs-EDA Hospital Facilities Revenue Refunding Bonds, Bon Secours Mercy Health,

4.00%, 12/1/44	2,000	2,056

University of South Carolina Athletic Facilities Revenue Refunding Bonds, Series A,

5.00%, 5/1/52	1,000	1,163

University of South Carolina Higher Education Revenue Bonds, Series A, Campus Village Project,

5.00%, 5/1/46	2,000	2,359

		30,071

Tennessee – 0.8%

Metropolitan Government Nashville & Davidson County Electric Revenue Bonds, Series A,

5.00%, 5/15/46	2,485	2,937

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Tennessee – 0.8% continued

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Belmont University,

4.00%, 5/1/51	$3,500	$3,691

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Lipscomb University Project,

5.25%, 10/1/58	1,500	1,634

Tennergy Corp. Gas Revenue Bonds, Series A,

4.00%, 9/1/28(2) (3) (4)	5,000	5,301

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 1B,

3.38%, 7/1/38	60	60

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 2B,

3.95%, 1/1/38	105	106

		13,729

Texas – 3.7%

Austin Electric Utility System Revenue Refunding Bonds, Series A,

5.00%, 11/15/28	500	549

Austin G.O. Limited Refunding Bonds,

5.00%, 9/1/29	1,750	2,079

Central Texas Regional Mobility Authority Revenue Bonds, Series B,

4.00%, 1/1/51	650	671

Clifton Higher Education Finance Corporation Revenue Bonds, Series A, Idea Public Schools,

4.00%, 8/15/51	1,200	1,236

Clifton Higher Education Finance Corporation Revenue Bonds, Series T, Idea Public Schools (PSF, Gtd.),

4.00%, 8/15/50	1,000	1,080

Dallas Area Rapid Transit Sales Tax Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 12/1/25(1)	3,425	3,772

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   365   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX - EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Texas – 3.7% continued

Dallas Area Rapid Transit Sales Tax Senior Lien Revenue Refunding Bonds, Series B,

5.00%, 12/1/47	$5,235	$6,128

Fort Bend County G.O. Unlimited Bonds,

4.00%, 3/1/52	2,500	2,658

Fort Bend Grand Parkway Toll Road Authority Ltd. Contract Tax Toll Revenue Refunding Bonds, Series A (County Gtd.),

2.50%, 3/1/46	4,250	3,408

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Series A, Texas Medical Center,

0.90%, 5/15/25(2) (3) (4)	2,500	2,474

Houston Airport System Subordinate Revenue Bonds, Series A (AMT),

4.00%, 7/1/47	2,000	2,057

Lone Oak Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

3.00%, 2/15/52	1,500	1,329

Lower Colorado River Authority Revenue Refunding Bonds,

5.00%, 5/15/39	2,500	2,580

Lower Colorado River Authority Revenue Refunding Bonds (AGM Insured),

5.00%, 5/15/30	985	1,174

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services,

5.00%, 5/15/46	2,500	2,859

North Texas Tollway Authority Revenue Refunding Bonds,

4.25%, 1/1/49	1,500	1,600

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier,

5.00%, 1/1/39	2,500	2,839

Northside Texas Independent School District Building G.O. Unlimited Bonds, Series A (PSF, Gtd.), Prerefunded,

4.00%, 6/1/22(1)	4,390	4,411

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Texas – 3.7% continued

Plano City Waterworks and Sewer System Revenue Bonds,

5.00%, 5/1/29	$1,155	$1,359

San Antonio Education Facilities Corp. Revenue Refunding Bonds, University of the Incarnated Word,

4.00%, 4/1/51	2,510	2,525

Texas State Department of Housing & Community Affairs Revenue Bonds, Series A (GNMA Insured),

3.38%, 9/1/39	2,715	2,741

Texas State G.O. Unlimited Refunding Bonds, Series A, Transportation Commission, Prerefunded,

5.00%, 10/1/24(1)	5,000	5,375

Texas State Water Development Board TRB, Series B,

3.03%, 10/15/39	750	747

University of Texas Permanent University Fund Revenue Bonds, Series B,

4.00%, 7/1/41	5,000	5,278

		60,929

Utah – 1.1%

Davis County School District G.O. Unlimited Bonds, Utah School Bond Guaranty Program (School Board Guaranty Program),

3.00%, 6/1/30	3,330	3,404

Park City Sales TRB,

4.00%, 12/15/31	2,200	2,429

Provo G.O. Unlimited Refunding Bonds,

5.00%, 1/1/26	500	555

Salt Lake City Airport Revenue Bonds, Series A (AMT),

5.00%, 7/1/42	3,000	3,279

5.00%, 7/1/51	2,000	2,237

Salt Lake City International Airport Revenue Bonds, Series A (AMT),

5.00%, 7/1/46	5,000	5,624

		17,528

Virginia – 1.9%

Arlington County IDA Revenue Refunding Bonds, Virginia Hospital Center,

4.00%, 7/1/45	2,000	2,155

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   366   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Virginia – 1.9% continued

Fairfax County Sewer Revenue Bonds, Series A,

5.00%, 7/15/46	$2,415	$2,885

Loudoun County G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.00%, 12/1/29	5,000	6,007

Lynchburg Economic Development Authority Hospital Revenue Refunding Bonds, Centra Health Obligated Group,

4.00%, 1/1/47	750	767

3.00%, 1/1/51	750	614

4.00%, 1/1/55	750	760

Norfolk G.O. Unlimited Bonds, Series A, Prerefunded,

5.00%, 10/1/26(1)	500	564

Norfolk G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), Prerefunded,

5.00%, 10/1/22(1)	500	509

Rockingham County EDA Facilities Revenue Refunding Bonds, Sentara RMH Medical Center,

3.00%, 11/1/46	2,000	1,807

Virginia State College Building Authority Educational Facilities Revenue Bonds, 21st Century College & Equipment, Prerefunded,

4.50%, 2/1/23(1)	5,000	5,116

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects,

4.00%, 5/15/37	2,000	2,007

Virginia State HDA Revenue Bonds, Series K Non-AMT (GNMA/FNMA/FHLMC Insured),

2.55%, 12/1/46	5,000	4,159

Virginia State Small Business Financing Authority Revenue Refunding Bonds, National Senior Campuses,

3.38%, 1/1/51	3,000	2,793

Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Elizabeth River,

1/1/41(9)	1,000	858

		31,001

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Washington – 2.1%

Central Puget Sound Regional Transit Authority Sales & Use Tax Revenue Refunding & Improvement Bonds, Series S-1, Green Bonds, Prerefunded,

5.00%, 11/1/25(1)	$5,000	$5,504

Energy Northwest Electric Revenue Refunding Bonds, Columbia Generating Station,

5.00%, 7/1/22	3,250	3,282

Snohomish County Public Utility District No. 1 Electric System Revenue Bonds,

5.00%, 12/1/40	560	609

University of Washington Revenue Refunding Bonds, Series A,

4.00%, 12/1/41	1,000	1,076

Washington State G.O. Unlimited Bonds, Series B,

5.00%, 2/1/37	5,000	5,372

Washington State G.O. Unlimited Bonds, Series C,

5.00%, 2/1/32	2,230	2,560

Washington State Health Care Facilities Authority Revenue Refunding Bonds, Providence Health & Services,

5.00%, 10/1/38	5,000	5,299

Washington State Health Care Facilities Authority Variable Revenue Refunding Bonds, Providence St. Joseph Health,

4.00%, 10/1/30(2) (3) (4)	5,000	5,536

Washington State Housing Finance Commission Social Certificate Revenue Bonds, Series A-1,

3.50%, 12/20/35	988	976

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E,

5.00%, 2/1/38	2,000	2,100

Washington State University Revenue Refunding Bonds,

5.00%, 4/1/40	1,320	1,418

Washington State Various Purpose G.O. Unlimited Bonds, Series A,

5.00%, 8/1/39	1,500	1,722

		35,454

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   367   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

West Virginia – 0.4%

Marshall University Revenue Refunding Bonds, Series A (AGM Insured),

4.00%, 5/1/50	$5,000	$5,289

West Virginia State Parkways Authority Turnpike Toll Senior Lien Revenue Bonds,

5.00%, 6/1/47	1,800	2,102

		7,391

Wisconsin – 1.8%

Milwaukee Corp. G.O. Unlimited Purpose Bonds, Series B4 (BAM Insured),

3.00%, 4/1/33	2,000	2,005

PFA Healthcare Facilities Revenue Bonds, Appalachian Regional Healthcare System Obligated,

4.00%, 7/1/46	750	759

PFA Hospital Revenue Refunding Bonds, Renown Regional Medical Center Project,

3.00%, 6/1/45	2,500	2,200

PFA Revenue Bonds, Texas Biomedical Research Institute,

3.00%, 6/1/48	2,000	1,646

Public Finance Authority Hospital Taxable Revenue Bonds, Series 2021A, UNC Health Southeastern,

2.35%, 2/1/29	1,140	1,019

University Hospitals & Clinics Authority Revenue Refunding Bonds, Series A,

4.25%, 4/1/48	4,000	4,289

Wisconsin State Environmental Improvement Fund Revenue Bonds, Series A, Green Bonds,

5.00%, 6/1/29	3,325	3,942

Wisconsin State G.O. Unlimited Bonds, Series A,

5.00%, 5/1/40	3,000	3,299

Wisconsin State G.O. Unlimited Refunding Bonds, Series 1,

5/1/24(9)	3,250	3,357

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Aspirus Inc. Obligated Group,

4.00%, 8/15/46	2,625	2,765

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 87.0% continued

Wisconsin – 1.8% continued

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Marquette University,

5.00%, 10/1/35	$1,025	$1,139

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center,

4.13%, 4/1/46	1,500	1,546

Wisconsin State Housing & EDA Revenue Bonds, Series A,

4.45%, 5/1/57	2,305	2,415

		30,381

Total Municipal Bonds

(Cost $1,514,430)		1,445,416

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 4.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.06%(10) (11)	73,581,966	$73,582

Total Investment Companies

(Cost $73,582)		73,582

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 7.8%

Broward County School District TANS,

2.00%, 6/30/22	$25,000	$25,063

Carthage Central School District G.O. Unlimited BANS (State Aid Withholding),

1.00%, 6/28/22	5,855	5,853

Colorado Education Loan Program Revenue TRANS, Series B,

1.00%, 6/29/22	25,000	24,999

Colorado Education Loan Program TRANS, Series A,

4.00%, 6/29/22	5,000	5,036

Colorado Education Loan Program TRANS, Series A,

3.50%, 6/29/22	5,000	5,030

Florida State Development Finance Corp. Variable Revenue Bonds (AMT), Brightline Passenger,

0.30%, 7/1/22(2) (3) (4)	2,570	2,565

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   368   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 7.8% continued

Hennepin County Variable G.O. Unlimited Refunding Bonds, Series B,

0.50%, 4/8/22(2) (4) (12)	$3,865	$3,865

Los Angeles County TRANS,

4.00%, 6/30/22	15,000	15,112

Los Angeles TRANS,

4.00%, 6/23/22	25,000	25,172

Minnesota State G.O. Unlimited Bonds, Series A, Bidding Group 1,

5.00%, 9/1/22	3,285	3,337

New York City Transitional Finance Authority Future Tax Secured Adjustable Subordinate Revenue Bonds,

0.23%, 4/1/22(2) (4) (12)	4,500	4,500

Orange County HFA Multifamily Variable Revenue Bonds, Jernigan Gardens Project (HUD Sector 8 Program),

0.35%, 10/1/22(2) (3) (4)	5,000	4,971

Utah County Hospital Revenue Bonds, Series C, IHC Health Services, Inc.,

0.34%, 4/1/22(2) (4) (12)	3,210	3,210

Total Short-Term Investments

(Cost $128,974)		128,713

Total Investments – 99.2%

(Cost $1,716,986)		1,647,711

Other Assets less Liabilities – 0.8%		13,426

NET ASSETS – 100.0%		$1,661,137

(1)	Maturity date represents the prerefunded date.
(2)	Maturity date represents the puttable date.
(3)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(4)	Variable or floating rate security. Rate as of March 31, 2022 is disclosed.
(5)	Zero coupon bond.
(6)	Discount rate at the time of purchase.
(7)	Step coupon bond. Rate as of March 31, 2022 is disclosed.
(8)	Security has converted to a fixed rate as of May 3, 2021, and will continue at a fixed rate going forward.
(9)	When-Issued Security. Coupon rate is not in effect at March 31, 2022.
(10)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(11)	7-day current yield as of March 31, 2022 is disclosed.
(12)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CR - Custody Receipt

CWA - Clean Water Act

EDA - Economic Development Authority

FHA - Federal Housing Administration

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HDA - Housing Develoment Authority

HFA - Housing Finance Authority

HUD - Housing and Urban Development

IDA - Industrial Development Authority

LCRA - Lower Colorado River Authority

MBIA - Municipal Bonds Insurance Association

MFH - Multi-Family Housing

NATL - National Public Finance Guarantee Corporation

PCR - Pollution Control Revenue

PFA - Public Finance Authority

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   369   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued	MARCH 31, 2022

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

SCSDE - South Carolina State Department of Education

SonyMA - State of New York Mortgage Agency

SRF - Special Revenue Fund

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

VA - Veterans Affairs

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Municipal Bonds	87.9%

Investment Companies	4.4%

Short-Term Investments	6.9%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds(1)	$ —	$1,445,416	$ —	$1,445,416

Investment Companies	73,582	—	—	73,582

Short-Term Investments	—	128,713	—	128,713

Total Investments	$73,582	$1,574,129	$ —	$1,647,711

(1) Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   370   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 7.2%

Automobile – 1.8%

AmeriCredit Automobile Receivables Trust, Series 2020-3, Class A2

0.42%, 3/18/24	$1,309	$1,308

AmeriCredit Automobile Receivables Trust, Series 2021-2, Class A2

0.26%, 11/18/24	4,520	4,502

Chesapeake Funding II LLC, Series 2019-1A, Class A1

2.94%, 4/15/31(1)	1,020	1,021

GM Financial Automobile Leasing Trust, Series 2020-1, Class A3

1.67%, 12/20/22	227	227

Hyundai Auto Receivables Trust, Series 2022-A, Class A2A

1.81%, 2/18/25(1)	5,000	4,980

Oscar US Funding XIV LLC, Series 2022-1A, Class A1

0.45%, 3/10/23(1)	6,800	6,798

Santander Drive Auto Receivables Trust, Series 2021-2, Class A2

0.28%, 4/15/24	450	450

Santander Drive Auto Receivables Trust, Series 2021-4, Class A2

0.37%, 8/15/24	4,901	4,880

Santander Drive Auto Receivables Trust, Series 2022-1, Class A2

1.36%, 12/16/24	7,000	6,948

Santander Drive Auto Receivables Trust, Series 2022-2, Class A2

2.12%, 10/15/26	5,000	4,998

Santander Retail Auto Lease Trust, Series 2021-B, Class A2

0.31%, 1/22/24(1)	10,431	10,351

Tesla Auto Lease Trust, Series 2020-A, Class A2

0.55%, 5/22/23(1)	173	172

Tesla Auto Lease Trust, Series 2021-A, Class A2

0.36%, 3/20/25(1)	10,220	10,108

World Omni Auto Receivables Trust, Series 2021-D, Class A3

0.81%, 10/15/26	600	576

		57,319

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 7.2% continued

Credit Card – 4.7%

American Express Credit Account Master Trust, Series 2022-1, Class A

2.21%, 3/15/27	$13,900	$13,633

BA Credit Card Trust, Series 2021-A1, Class A

0.44%, 9/15/26	4,500	4,305

Barclays Dryrock Issuance Trust, Series 2019-1, Class A

1.96%, 5/15/25	3,500	3,508

Capital One Multi-Asset Execution Trust, Series 2021-A1, Class A1

0.55%, 7/15/26	34,140	32,517

Discover Card Execution Note Trust, Series 2019-A3, Class A

1.89%, 10/15/24	15,000	15,034

Discover Card Execution Note Trust, Series 2021-A1, Class A1

0.58%, 9/15/26	14,400	13,611

Golden Credit Card Trust, Series 2022-2A, Class A

(Floating, U.S. SOFR Compounded Index + 0.25%), 0.47%, 1/15/26(1) (2)	22,600	22,499

Synchrony Credit Card Master Note Trust, Series 2017-2, Class A

2.62%, 10/15/25	9,936	9,992

Trillium Credit Card Trust II, Series 2021-2A, Class A

(Floating, U.S. 30 Day Average SOFR + 0.22%), 0.33%, 10/26/26(1) (2)	25,000	24,941

World Financial Network Credit Card Master Trust, Series 2019-B, Class A

2.49%, 4/15/26	4,000	4,011

World Financial Network Credit Card Master Trust, Series 2019-C, Class A

2.21%, 7/15/26	6,000	6,016

		150,067

Other – 0.7%

Verizon Master Trust, Series 2021-1, Class A

0.50%, 5/20/27	20,640	19,648

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 371 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 7.2% continued

Other – 0.7% continued

Verizon Owner Trust, Series 2019-A, Class A1A

2.93%, 9/20/23	$479	$481

		20,129

Total Asset-Backed Securities

(Cost $231,857)		227,515

CORPORATE BONDS – 46.3%

Aerospace & Defense – 0.4%

Boeing (The) Co.,

1.17%, 2/4/23	4,400	4,365

1.95%, 2/1/24	7,958	7,781

		12,146

Apparel & Textile Products – 0.1%

VF Corp.,

2.05%, 4/23/22	3,695	3,697

Asset Management – 1.0%

Ares Capital Corp.,

3.50%, 2/10/23	500	503

Charles Schwab (The) Corp.,

0.75%, 3/18/24	1,680	1,624

(Floating, U.S. SOFR Compounded Index + 1.05%), 1.30%, 3/3/27 (2)	20,000	20,104

FS KKR Capital Corp.,

1.65%, 10/12/24	9,830	9,265

TD Ameritrade Holding Corp.,

2.95%, 4/1/22	63	63

		31,559

Automotive – 5.1%

American Honda Finance Corp.,

0.88%, 7/7/23	17,590	17,291

(Floating, ICE LIBOR USD 3M + 0.28%), 0.52%, 1/12/24 (2)	6,000	5,995

BMW U.S. Capital LLC,

3.80%, 4/6/23 (1)	3,700	3,753

(Floating, U.S. SOFR Compounded Index + 0.53%), 0.80%, 4/1/24 (1) (2)	10,633	10,622

(Floating, U.S. SOFR Compounded Index + 0.38%), 0.57%, 8/12/24 (1) (2)	25,200	25,075

Daimler Finance North America LLC,

0.75%, 3/1/24 (1)	3,450	3,310

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 46.3% continued

Automotive – 5.1% continued

General Motors Financial Co., Inc.,

3.70%, 5/9/23	$620	$626

1.70%, 8/18/23	3,160	3,126

(Floating, U.S. SOFR + 0.76%), 1.02%, 3/8/24 (2)	7,400	7,349

(Floating, U.S. SOFR + 0.62%), 0.74%, 10/15/24 (2)	250	246

1.20%, 10/15/24	1,000	949

3.50%, 11/7/24	4,000	4,008

Hyundai Capital America,

2.38%, 2/10/23 (1)	4,565	4,550

1.25%, 9/18/23 (1)	18,180	17,685

0.80%, 1/8/24 (1)	7,400	7,064

0.88%, 6/14/24 (1)	9,900	9,346

Nissan Motor Acceptance Co. LLC,

1.13%, 9/16/24 (1)	4,200	3,928

Toyota Motor Credit Corp.,

2.90%, 3/30/23	1,000	1,007

Volkswagen Group of America Finance LLC,

2.90%, 5/13/22 (1)	5,000	5,006

0.75%, 11/23/22 (1)	13,700	13,582

3.13%, 5/12/23 (1)	17,270	17,387

		161,905

Banking – 6.0%

Bank of America Corp.,

(Floating, ICE LIBOR USD 3M + 0.79%), 1.37%, 3/5/24 (2)	9,140	9,159

(Floating, Bloomberg Short-Term Bank Yield Index 3M + 0.43%), 0.91%, 5/28/24 (2)	40,000	39,899

(Floating, U.S. SOFR + 0.73%), 0.88%, 10/24/24 (2)	8,652	8,656

Capital One N.A.,

2.15%, 9/6/22	2,500	2,507

Citigroup, Inc.,

(Floating, ICE LIBOR USD 3M + 1.10%), 1.57%, 5/17/24 (2)	110	110

(Floating, U.S. SOFR + 0.67%), 0.84%, 5/1/25 (2)	3,418	3,385

(Floating, U.S. SOFR + 0.69%), 0.84%, 1/25/26 (2)	12,100	11,904

(Floating, U.S. SOFR + 1.28%), 1.49%, 2/24/28 (2)	21,000	21,063

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   372   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 46.3% continued

Banking – 6.0% continued

JPMorgan Chase & Co.,

3.25%, 9/23/22	$2,561	$2,583

(Floating, ICE LIBOR USD 3M + 0.89%), 1.15%, 7/23/24 (2)	23,453	23,575

(Floating, ICE LIBOR USD 3M + 0.85%), 1.08%, 1/10/25 (2)	1,305	1,312

(Variable, U.S. SOFR + 0.49%), 0.77%, 8/9/25 (3)	9,000	8,531

(Floating, U.S. SOFR + 0.77%), 1.05%, 9/22/27 (2)	15,100	14,695

(Floating, U.S. SOFR + 1.18%), 1.41%, 2/24/28 (2)	13,000	12,992

KeyBank N.A.,

(Variable, U.S. SOFR + 0.32%), 0.43%, 6/14/24 (3)	3,700	3,612

Truist Bank,

1.25%, 3/9/23	2,250	2,234

Truist Financial Corp.,

(Floating, U.S. SOFR + 0.40%), 0.66%, 6/9/25 (2)	25,000	24,843

		191,060

Beverages – 0.5%

Keurig Dr. Pepper, Inc.,

0.75%, 3/15/24	16,700	16,085

Biotechnology & Pharmaceuticals – 1.0%

AbbVie, Inc.,

2.30%, 11/21/22	10,000	10,034

Bristol-Myers Squibb Co.,

0.54%, 11/13/23	500	486

Gilead Sciences, Inc.,

0.75%, 9/29/23	6,073	5,931

Roche Holdings, Inc.,

(Floating, U.S. SOFR + 0.56%), 0.83%, 3/10/25 (1) (2)	15,100	15,099

		31,550

Cable & Satellite – 0.3%

Charter Communications Operating LLC/Charter Communications Operating Capital,

(Floating, ICE LIBOR USD 3M + 1.65%), 1.97%, 2/1/24 (2)	5,590	5,699

Cox Communications, Inc.,

2.95%, 6/30/23 (1)	2,755	2,765

		8,464

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 46.3% continued

Chemicals – 0.5%

Avery Dennison Corp.,

0.85%, 8/15/24	$9,590	$9,120

Ecolab, Inc.,

0.90%, 12/15/23	3,500	3,411

Westlake Corp.,

0.88%, 8/15/24	2,375	2,277

		14,808

Construction Materials – 0.3%

Martin Marietta Materials, Inc.,

0.65%, 7/15/23	8,790	8,581

Diversified Industrials – 0.0%

3M Co.,

2.00%, 6/26/22	715	716

E-Commerce Discretionary – 0.1%

eBay, Inc.,

2.75%, 1/30/23	2,900	2,918

Electric Utilities – 5.5%

Ameren Illinois Co.,

0.38%, 6/15/23	7,150	6,972

American Electric Power Co., Inc.,

(Floating, ICE LIBOR USD 3M + 0.48%), 0.80%, 11/1/23 (2)	15,000	14,981

Black Hills Corp.,

1.04%, 8/23/24	3,180	3,035

Cleco Power LLC,

(Floating, ICE LIBOR USD 3M + 0.50%), 1.33%, 6/15/23 (1) (2)	9,300	9,297

Consolidated Edison, Inc.,

0.65%, 12/1/23	29,100	28,414

Consumers Energy Co.,

0.35%, 6/1/23	5,320	5,184

Dominion Energy, Inc.,

(Floating, ICE LIBOR USD 3M + 0.53%), 1.36%, 9/15/23 (2)	11,640	11,619

DTE Energy Co.,

0.55%, 11/1/22	1,440	1,429

2.25%, 11/1/22	4,200	4,206

Entergy Louisiana LLC,

0.62%, 11/17/23	11,400	11,062

Eversource Energy,

(Floating, U.S. SOFR Compounded Index + 0.25%), 0.45%, 8/15/23 (2)	9,400	9,375

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   373   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 46.3% continued

Electric Utilities – 5.5% continued

Mississippi Power Co.,

(Floating, U.S. SOFR + 0.30%), 0.59%, 6/28/24 (2)	$8,000	$7,928

NextEra Energy Capital Holdings, Inc.,

(Floating, U.S. SOFR + 0.40%), 0.57%, 11/3/23 (2)	22,160	22,069

OGE Energy Corp.,

0.70%, 5/26/23	5,780	5,663

PPL Electric Utilities Corp.,

(Floating, ICE LIBOR USD 3M + 0.25%), 1.22%, 9/28/23 (2)	6,150	6,120

(Floating, U.S. SOFR + 0.33%), 0.62%, 6/24/24 (2)	8,055	8,006

Public Service Enterprise Group, Inc.,

0.84%, 11/8/23	350	339

Southern (The) Co.,

(Floating, U.S. SOFR + 0.37%), 0.56%, 5/10/23 (2)	13,340	13,303

0.60%, 2/26/24	1,580	1,519

WEC Energy Group, Inc.,

0.80%, 3/15/24	4,420	4,241

		174,762

Entertainment Content – 0.3%

Discovery Communications LLC,

2.95%, 3/20/23	4,000	4,009

Magallanes, Inc.,

3.43%, 3/15/24 (1)	6,200	6,234

Walt Disney (The) Co.,

1.65%, 9/1/22	300	300

3.00%, 9/15/22	125	126

2.35%, 12/1/22	38	38

		10,707

Food – 0.8%

Campbell Soup Co.,

3.65%, 3/15/23	6,000	6,070

Cargill, Inc.,

1.38%, 7/23/23 (1)	500	494

0.40%, 2/2/24 (1)	14,100	13,538

Mondelez International, Inc.,

2.13%, 3/17/24	2,050	2,035

Nestle Holdings, Inc.,

0.61%, 9/14/24 (1)	4,700	4,463

		26,600

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 46.3% continued

Gas & Water Utilities – 0.7%

CenterPoint Energy Resources Corp.,

0.70%, 3/2/23	$9,910	$9,765

ONE Gas, Inc.,

(Floating, ICE LIBOR USD 3M + 0.61%), 1.36%, 3/11/23 (2)	13,863	13,845

		23,610

Health Care Facilities & Services – 0.4%

Cigna Corp.,

(Floating, ICE LIBOR USD 3M + 0.89%), 1.13%, 7/15/23 (2)	1,109	1,117

CVS Health Corp.,

4.75%, 12/1/22	5,000	5,066

HCA, Inc.,

5.00%, 3/15/24	2,100	2,177

Humana, Inc.,

0.65%, 8/3/23	4,275	4,170

UnitedHealth Group, Inc.,

0.55%, 5/15/24	1,000	958

		13,488

Home Construction – 0.2%

D.R. Horton, Inc.,

4.38%, 9/15/22	2,000	2,010

Lennar Corp.,

4.88%, 12/15/23	2,850	2,927

		4,937

Household Products – 0.1%

Unilever Capital Corp.,

0.63%, 8/12/24	2,265	2,168

Institutional Financial Services – 3.5%

Bank of New York Mellon (The) Corp.,

0.85%, 10/25/24	4,900	4,690

Blackstone Private Credit Fund,

2.70%, 1/15/25 (1)	7,920	7,563

Goldman Sachs Group (The), Inc.,

(Floating, ICE LIBOR USD 3M + 0.75%), 1.21%, 2/23/23 (2)	5,160	5,169

(Floating, ICE LIBOR USD 3M + 1.00%), 1.26%, 7/24/23 (2)	2,000	2,002

(Floating, U.S. SOFR + 0.54%), 0.75%, 11/17/23 (2)	1,852	1,843

(Floating, U.S. SOFR + 0.58%), 0.84%, 3/8/24 (2)	15,700	15,562

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   374   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 46.3% continued

Institutional Financial Services – 3.5% continued

(Floating, U.S. SOFR + 0.81%), 1.07%, 3/9/27 (2)	$25,000	$24,384

Intercontinental Exchange, Inc.,

0.70%, 6/15/23	6,620	6,518

Morgan Stanley,

2.75%, 5/19/22	1,250	1,252

(Variable, U.S. SOFR + 0.62%), 0.73%, 4/5/24 (3)	7,000	6,856

(Variable, U.S. SOFR + 0.56%), 1.16%, 10/21/25 (3)	3,385	3,216

(Floating, U.S. SOFR + 0.95%), 1.12%, 2/18/26 (2)	20,000	20,005

Nasdaq, Inc.,

0.45%, 12/21/22	1,900	1,878

National Securities Clearing Corp.,

0.40%, 12/7/23 (1)	10,000	9,646

State Street Corp.,

(Variable, ICE LIBOR USD 3M + 0.64%), 2.65%, 5/15/23 (3)	825	825

		111,409

Insurance – 6.8%

AIG Global Funding,

0.45%, 12/8/23 (1)	20,230	19,413

Allstate (The) Corp.,

(Floating, ICE LIBOR USD 3M + 0.63%), 1.61%, 3/29/23 (2)	880	882

Aon Corp.,

2.20%, 11/15/22	5,540	5,550

Athene Global Funding,

1.20%, 10/13/23 (1)	21,900	21,330

(Floating, ICE LIBOR USD 3M + 0.73%), 0.96%, 1/8/24 (1) (2)	35,000	34,706

Brighthouse Financial Global Funding,

0.60%, 6/28/23 (1)	8,650	8,441

(Floating, U.S. SOFR + 0.76%), 0.87%, 4/12/24 (1) (2)	1,300	1,303

1.75%, 1/13/25 (1)	700	666

Corebridge Financial, Inc.,

3.50%, 4/4/25 (1)	7,900	7,900

GA Global Funding Trust,

(Floating, U.S. SOFR + 0.50%), 0.77%, 9/13/24 (1) (2)	20,000	19,761

Jackson Financial, Inc.,

1.13%, 11/22/23 (1)	11,450	11,105

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 46.3% continued

Insurance – 6.8% continued

Jackson National Life Global Funding,

2.38%, 9/15/22 (1)	$1,500	$1,505

1.75%, 1/12/25 (1)	15,220	14,575

MassMutual Global Funding II,

0.85%, 6/9/23 (1)	1,000	983

Metropolitan Life Global Funding I,

1.95%, 1/13/23 (1)	1,000	1,000

(Floating, U.S. SOFR + 0.32%), 0.42%, 1/7/24 (1) (2)	15,700	15,617

Northwestern Mutual Global Funding,

(Floating, U.S. SOFR + 0.33%), 0.62%, 3/25/24 (1) (2)	11,030	10,993

Protective Life Global Funding,

0.63%, 10/13/23 (1)	20,800	20,168

0.78%, 7/5/24 (1)	13,300	12,620

Security Benefit Global Funding,

1.25%, 5/17/24	9,300	8,887

		217,405

Leisure Facilities & Services – 0.3%

Starbucks Corp.,

(Floating, U.S. SOFR Compounded Index + 0.42%), 0.62%, 2/14/24(2)	9,400	9,414

Machinery – 0.2%

Caterpillar Financial Services Corp.,

(Floating, ICE LIBOR USD 3M + 0.51%), 1.02%, 5/15/23 (2)	1,300	1,303

CNH Industrial Capital LLC,

1.95%, 7/2/23	5,850	5,790

		7,093

Medical Equipment & Devices – 1.4%

Abbott Laboratories,

3.40%, 11/30/23	1,486	1,510

Baxter International, Inc.,

0.87%, 12/1/23 (1)	18,200	17,622

(Floating, U.S. SOFR Compounded Index + 0.44%), 0.67%, 11/29/24 (1) (2)	11,570	11,499

Stryker Corp.,

0.60%, 12/1/23	4,660	4,520

Thermo Fisher Scientific, Inc.,

(Floating, U.S. SOFR + 0.53%), 0.65%, 10/18/24 (2)	4,034	4,027

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   375   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 46.3% continued

Medical Equipment & Devices – 1.4% continued

Zimmer Biomet Holdings, Inc.,

1.45%, 11/22/24	$6,600	$6,330

		45,508

Metals & Mining – 0.2%

Glencore Funding LLC,

4.13%, 3/12/24(1)	7,000	7,095

Oil & Gas Producers – 0.8%

ConocoPhillips Co.,

2.13%, 3/8/24	8,000	7,926

Continental Resources, Inc.,

4.50%, 4/15/23	4,690	4,746

3.80%, 6/1/24	1,000	1,004

Exxon Mobil Corp.,

1.90%, 8/16/22	400	401

1.57%, 4/15/23	55	55

Phillips 66,

4.30%, 4/1/22	2,157	2,157

3.70%, 4/6/23	4,000	4,056

Southern Natural Gas Co. LLC,

0.63%, 4/28/23 (1)	3,580	3,509

		23,854

Oil & Gas Services & Equipment – 0.1%

Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,

1.23%, 12/15/23	4,790	4,675

Real Estate Investment Trusts – 1.2%

American Campus Communities Operating Partnership L.P.,

3.75%, 4/15/23	17,930	18,110

4.13%, 7/1/24	10,000	10,181

Simon Property Group L.P.,

(Floating, U.S. SOFR + 0.43%), 0.53%, 1/11/24 (2)	8,400	8,392

		36,683

Retail - Consumer Staples – 0.8%

7-Eleven, Inc.,

0.80%, 2/10/24 (1)	14,000	13,449

Walgreens Boots Alliance, Inc.,

0.95%, 11/17/23	9,920	9,666

Walmart, Inc.,

2.35%, 12/15/22	3,030	3,044

		26,159

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 46.3% continued

Retail - Discretionary – 0.1%

Advance Auto Parts, Inc.,

4.50%, 12/1/23	$750	$768

AutoZone, Inc.,

2.88%, 1/15/23	2,536	2,546

		3,314

Semiconductors – 0.2%

Advanced Micro Devices, Inc.,

7.50%, 8/15/22	2,800	2,859

Analog Devices, Inc.,

(Floating, U.S. SOFR + 0.25%), 0.54%, 10/1/24 (2)	3,320	3,308

		6,167

Software – 1.2%

Autodesk, Inc.,

3.60%, 12/15/22	1,031	1,039

Oracle Corp.,

2.50%, 10/15/22	16,000	16,046

2.40%, 9/15/23	19,990	19,916

		37,001

Specialty Finance – 3.5%

Air Lease Corp.,

(Floating, ICE LIBOR USD 3M +
0.35%), 1.18%, 12/15/22 (2)	5,000	4,997

2.25%, 1/15/23	4,300	4,301

3.88%, 7/3/23	800	808

0.70%, 2/15/24	7,765	7,418

0.80%, 8/18/24	5,100	4,803

Ally Financial, Inc.,

4.63%, 5/19/22	14,537	14,593

American Express Co.,

(Floating, U.S. SOFR + 0.65%),
0.82%, 11/4/26 (2)	29,900	29,480

Aviation Capital Group LLC,

5.50%, 12/15/24 (1)	10,000	10,292

Capital One Bank U.S.A. N.A.,

3.38%, 2/15/23	5,000	5,038

Capital One Financial Corp.,

3.50%, 6/15/23	4,600	4,653

Penske Truck Leasing Co. L.P./PTL Finance Corp.,

2.70%, 3/14/23 (1)	4,850	4,872

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   376   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 46.3% continued

Specialty Finance – 3.5% continued

Synchrony Financial,

4.25%, 8/15/24	$18,560	$18,819

		110,074

Technology Hardware – 0.4%

Dell International LLC/EMC Corp.,

5.45%, 6/15/23	4,886	5,033

Hewlett Packard Enterprise Co.,

2.25%, 4/1/23	1,600	1,598

4.45%, 10/2/23	5,601	5,737

		12,368

Technology Services – 1.0%

Equifax, Inc.,

3.95%, 6/15/23	2,100	2,121

Fidelity National Information Services, Inc.,

0.60%, 3/1/24	2,300	2,202

Global Payments, Inc.,

1.50%, 11/15/24	7,630	7,294

International Business Machines Corp.,

2.85%, 5/13/22	2,820	2,826

PayPal Holdings, Inc.,

1.35%, 6/1/23	16,520	16,472

		30,915

Telecommunications – 0.6%

AT&T, Inc.,

3.00%, 6/30/22	3,755	3,759

(Floating, ICE LIBOR USD 3M + 1.18%), 1.98%, 6/12/24 (2)	3,619	3,673

Verizon Communications, Inc.,

(Floating, U.S. SOFR Compounded Index + 0.79%), 1.08%, 3/20/26 (2)	12,000	11,988

		19,420

Transportation & Logistics – 0.5%

Ryder System, Inc.,

2.88%, 6/1/22	279	279

Southwest Airlines Co.,

4.75%, 5/4/23	16,650	16,997

		17,276

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 46.3% continued

Transportation Equipment – 0.2%

PACCAR Financial Corp.,

2.00%, 9/26/22	$3,260	$3,271

2.65%, 4/6/23	4,000	4,026

		7,297

Total Corporate Bonds

(Cost $1,499,170)		1,472,888

FOREIGN ISSUER BONDS – 32.2%

Asset Management – 0.7%

UBS A.G.,

0.38%, 6/1/23 (1)	670	656

0.45%, 2/9/24 (1)	455	434

(Floating, U.S. SOFR + 0.36%), 0.54%, 2/9/24 (1) (2)	9,000	8,938

UBS Group A.G.,

3.49%, 5/23/23 (1)	3,156	3,161

(Variable, ICE LIBOR USD 3M + 0.95%), 2.86%, 8/15/23 (1) (3)	10,000	10,015

		23,204

Automotive – 0.7%

Aptiv PLC/Aptiv Corp.,

2.40%, 2/18/25	4,830	4,705

Kia Corp.,

2.38%, 2/14/25 (1)	7,080	6,881

Nissan Motor Co. Ltd.,

3.04%, 9/15/23 (1)	10,000	9,978

		21,564

Banking – 24.3%

ANZ New Zealand International Ltd.,

(Floating, U.S. SOFR + 0.60%), 0.81%, 2/18/25 (1) (2)	11,930	11,911

Australia & New Zealand Banking Group Ltd.,

2.63%, 5/19/22	10	10

Bank of Montreal,

(Floating, U.S. SOFR Compounded
Index + 0.62%), 0.89%, 9/15/26 (2)	25,800	25,572

Bank of New Zealand,

(Floating, U.S. SOFR + 0.81%), 0.96%, 1/27/27 (1) (2)	21,000	20,833

Bank of Nova Scotia (The),

1.63%, 5/1/23	2,040	2,026

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   377   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 32.2% continued

Banking – 24.3% continued

(Floating, U.S. SOFR + 0.38%), 0.54%, 7/31/24 (2)	$20,000	$19,850

(Floating, U.S. SOFR Compounded Index + 0.55%), 0.79%, 3/2/26 (2)	30,000	29,668

Banque Federative du Credit Mutuel S.A.,

2.13%, 11/21/22 (1)	12,495	12,510

(Floating, ICE LIBOR USD 3M + 0.96%), 1.21%, 7/20/23 (1) (2)	1,050	1,056

(Floating, U.S. SOFR + 0.41%), 0.58%, 2/4/25 (1) (2)	35,000	34,556

Barclays Bank PLC,

1.70%, 5/12/22	4,260	4,262

BNP Paribas S.A.,

2.95%, 5/23/22 (1)	2,557	2,563

3.50%, 3/1/23 (1)	4,910	4,959

4.25%, 10/15/24	13,084	13,377

Canadian Imperial Bank of Commerce,

(Floating, U.S. SOFR + 0.80%), 1.09%, 3/17/23 (2)	4,500	4,509

0.45%, 6/22/23	6,507	6,352

3.50%, 9/13/23	1,250	1,269

Commonwealth Bank of Australia,

(Floating, U.S. SOFR + 0.40%), 0.50%, 7/7/25 (1) (2)	7,800	7,724

(Floating, U.S. SOFR + 0.52%), 0.79%, 6/15/26 (1) (2)	29,500	29,238

Cooperatieve Rabobank U.A.,

(Floating, U.S. SOFR Compounded Index + 0.30%), 0.41%, 1/12/24 (2)	4,700	4,688

(Floating, U.S. SOFR Compounded Index + 0.38%), 0.49%, 1/10/25 (2)	9,700	9,644

Credit Agricole S.A.,

3.75%, 4/24/23 (1)	19,710	19,971

3.25%, 10/4/24 (1)	5,000	5,000

DBS Group Holdings Ltd.,

2.85%, 4/16/22 (1)	7,600	7,601

(Floating, U.S. SOFR Compounded Index + 0.30%), 0.51%, 11/22/24 (1) (2)	20,000	19,851

Deutsche Bank A.G.,

0.96%, 11/8/23	7,300	7,078

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 32.2% continued

Banking – 24.3% continued

(Variable, U.S. SOFR + 2.16%), 2.22%, 9/18/24 (3)	$7,513	$7,349

(Floating, U.S. SOFR + 1.22%), 1.42%, 11/16/27 (2)	7,500	7,266

DNB Bank ASA,

2.15%, 12/2/22 (1)	3,035	3,041

Federation des Caisses Desjardins du Quebec,

(Floating, U.S. SOFR + 0.43%), 0.65%, 5/21/24 (1) (2)	22,400	22,256

HSBC Holdings PLC,

(Variable, U.S. SOFR + 0.53%), 0.73%, 8/17/24 (3)	8,020	7,757

(Floating, ICE LIBOR USD 3M + 1.38%), 2.18%, 9/12/26 (2)	22,816	23,093

ING Groep N.V.,

(Floating, U.S. SOFR + 1.01%), 1.30%, 4/1/27 (2)	27,000	26,588

Lloyds Banking Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.33%, 6/15/23 (3)	4,100	4,090

4.05%, 8/16/23	2,939	2,991

Macquarie Bank Ltd.,

2.10%, 10/17/22 (1)	6,000	6,001

Macquarie Group Ltd.,

(Variable, ICE LIBOR USD 3M + 1.02%), 3.19%, 11/28/23 (1) (3)	2,646	2,650

(Floating, U.S. SOFR + 0.71%), 0.83%, 10/14/25 (1) (2)	12,960	12,867

(Floating, U.S. SOFR + 0.92%), 1.21%, 9/23/27 (1) (2)	13,000	12,807

Mitsubishi UFJ Financial Group, Inc.,

2.62%, 7/18/22	22,730	22,818

3.46%, 3/2/23	7,514	7,593

Mizuho Financial Group, Inc.,

(Floating, ICE LIBOR USD 3M + 0.84%), 1.08%, 7/16/23 (2)	2,100	2,102

(Floating, ICE LIBOR USD 3M + 0.85%), 1.65%, 9/13/23 (2)	7,800	7,814

(Floating, ICE LIBOR USD 3M + 0.61%), 1.22%, 9/8/24 (2)	20,100	20,076

National Australia Bank Ltd.,

(Floating, U.S. SOFR + 0.65%), 0.76%, 1/12/27 (1) (2)	11,000	10,932

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   378   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 32.2% continued

Banking – 24.3% continued

National Bank of Canada,

2.15%, 10/7/22 (1)	$5,000	$5,011

2.10%, 2/1/23	500	500

0.75%, 8/6/24	27,500	26,067

Nationwide Building Society,

0.55%, 1/22/24 (1)	10,000	9,587

(Floating, U.S. SOFR + 1.29%), 1.49%, 2/16/28 (1) (2)	10,700	10,526

NatWest Markets PLC,

(Floating, U.S. SOFR + 0.53%), 0.72%, 8/12/24 (1) (2)	10,700	10,557

(Floating, U.S. SOFR + 0.76%), 1.05%, 9/29/26 (1) (2)	32,900	32,063

Nordea Bank Abp,

1.00%, 6/9/23 (1)	13,685	13,410

(Floating, ICE LIBOR USD 3M + 0.94%), 1.45%, 8/30/23 (1) (2)	200	201

3.75%, 8/30/23 (1)	5,000	5,070

Royal Bank of Canada,

(Floating, U.S. SOFR Compounded Index + 0.57%), 0.72%, 4/27/26 (2)	25,900	25,650

(Floating, U.S. SOFR Compounded Index + 0.59%), 0.75%, 11/2/26 (2)	15,000	14,790

Skandinaviska Enskilda Banken AB,

(Floating, ICE LIBOR USD 3M + 0.32%), 0.84%, 9/1/23 (1) (2)	9,520	9,511

Societe Generale S.A.,

2.63%, 10/16/24 (1)	14,505	14,105

Sumitomo Mitsui Financial Group, Inc.,

2.78%, 10/18/22	261	263

0.51%, 1/12/24	2,500	2,404

(Floating, U.S. SOFR + 0.88%), 0.98%, 1/14/27 (2)	5,840	5,815

Swedbank AB,

1.30%, 6/2/23 (1)	2,480	2,445

0.60%, 9/25/23 (1)	14,500	14,056

Toronto-Dominion Bank (The),

0.55%, 3/4/24	1,000	962

(Floating, U.S. SOFR + 0.36%), 0.61%, 3/4/24 (2)	5,000	4,972

(Floating, U.S. SOFR + 0.59%), 0.86%, 9/10/26 (2)	20,000	19,737

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 32.2% continued

Banking – 24.3% continued

Westpac Banking Corp.,

2.00%, 1/13/23	$2,690	$2,692

(Floating, U.S. SOFR + 0.30%), 0.51%, 11/18/24 (2)	14,720	14,592

1.02%, 11/18/24	6,280	6,014

(Floating, U.S. SOFR + 0.52%), 0.77%, 6/3/26 (2)	4,200	4,193

		771,362

Beverages – 0.6%

Coca-Cola Europacific Partners PLC,

0.50%, 5/5/23(1)	20,000	19,560

Biotechnology & Pharmaceuticals – 0.2%

GlaxoSmithKline Capital PLC,

0.53%, 10/1/23	1,015	991

Shire Acquisitions Investments Ireland DAC,

2.88%, 9/23/23	3,985	3,996

		4,987

Cable & Satellite – 0.0%

Sky Ltd.,

3.75%, 9/16/24(1)	1,000	1,017

Electrical Equipment – 0.5%

Siemens Financieringsmaatschappij N.V.,

(Floating, U.S. SOFR + 0.43%), 0.70%, 3/11/24(1) (2)	16,521	16,508

Governmental Banks – 0.5%

BNG Bank N.V.,

0.75%, 4/17/23 (1)	4,200	4,147

Japan Bank for International Cooperation,

1.63%, 10/17/22	4,400	4,404

1.75%, 1/23/23	6,770	6,766

Svensk Exportkredit AB,

0.75%, 4/6/23	1,300	1,285

		16,602

Industrial Support Services – 0.2%

Element Fleet Management Corp.,

1.60%, 4/6/24(1)	5,800	5,593

Institutional Financial Services – 1.9%

Credit Suisse Group A.G.,

(Variable, ICE LIBOR USD 3M + 1.20%), 3.00%, 12/14/23 (1) (3)	10,000	9,999

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   379   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 32.2% continued

Institutional Financial Services – 1.9% continued

LSEGA Financing PLC,

0.65%, 4/6/24 (1)	$21,900	$20,896

Sumitomo Mitsui Trust Bank Ltd.,

0.80%, 9/12/23 (1)	10,000	9,733

0.85%, 3/25/24 (1)	7,200	6,899

(Floating, U.S. SOFR + 0.44%), 0.71%, 9/16/24 (1) (2)	12,400	12,345

		59,872

Medical Equipment & Devices – 0.1%

DH Europe Finance II S.a.r.l.,

2.05%, 11/15/22	2,400	2,403

Oil & Gas Producers – 0.9%

Enbridge, Inc.,

(Floating, U.S. SOFR + 0.40%), 0.61%, 2/17/23 (2)	2,730	2,727

(Floating, U.S. SOFR Compounded Index + 0.63%), 0.84%, 2/16/24 (2)	14,180	14,177

Saudi Arabian Oil Co.,

1.25%, 11/24/23 (1)	8,196	8,004

TransCanada PipeLines Ltd.,

1.00%, 10/12/24	5,160	4,902

		29,810

Regional – 0.0%

Province of Ontario Canada,

1.75%, 1/24/23	1,000	999

Specialty Finance – 0.9%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

3.30%, 1/23/23	1,665	1,670

(Floating, U.S. SOFR + 0.68%), 0.97%, 9/29/23 (2)	2,100	2,079

3.15%, 2/15/24	5,000	4,919

1.65%, 10/29/24	9,100	8,594

Avolon Holdings Funding Ltd.,

5.25%, 5/15/24 (1)	4,957	5,061

SMBC Aviation Capital Finance DAC,

4.13%, 7/15/23 (1)	5,927	5,945

		28,268

Supranationals – 0.2%

Nordic Investment Bank,

0.38%, 5/19/23	6,500	6,381

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 32.2% continued

Telecommunications – 0.4%

Bell Telephone Co. of Canada or Bell Canada (The),

0.75%, 3/17/24	$6,800	$6,556

Rogers Communications, Inc.,

4.10%, 10/1/23	4,900	4,974

		11,530

Transportation & Logistics – 0.1%

Canadian Pacific Railway Co.,

1.35%, 12/2/24	4,060	3,893

Total Foreign Issuer Bonds

(Cost $1,042,094)		1,023,553

U.S. GOVERNMENT AGENCIES – 2.2% (4)

Fannie Mae – 0.6%

2.25%, 4/12/22	3,705	3,707

0.25%, 5/22/23	10,000	9,809

Pool #FM3019,

3.50%, 2/1/35	3,012	3,088

Pool #MA3932,

3.50%, 2/1/35	2,703	2,766

		19,370

Federal Farm Credit Bank – 0.3%

0.25%, 2/26/24	9,150	8,826

Freddie Mac – 1.2%

Federal Home Loan Mortgage Corp.,

0.38%, 4/20/23	21,050	20,746

0.38%, 5/5/23	10,240	10,081

0.25%, 6/26/23	5,000	4,894

Pool #ZS8641,

2.50%, 2/1/32	4,263	4,220

		39,941

Government National Mortgage Association – 0.1%

Government National Mortgage Association, Series 2013-149, Class MA,

2.50%, 5/20/40	2,437	2,426

Total U.S. Government Agencies

(Cost $72,071)		70,563

U.S. GOVERNMENT OBLIGATIONS – 4.5%

U.S. Treasury Notes – 4.5%

2.13%, 5/15/22	10,000	10,022

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   380   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 4.5% continued

U.S. Treasury Notes – 4.5% continued

1.75%, 7/15/22	$5,000	$5,015

1.63%, 11/15/22	7,000	7,015

1.63%, 12/15/22	25,000	25,048

0.25%, 9/30/23	15,000	14,583

0.38%, 10/31/23	34,000	33,046

0.50%, 11/30/23	10,000	9,720

1.50%, 2/29/24	15,000	14,782

0.75%, 11/15/24	15,000	14,337

1.00%, 12/15/24	10,000	9,610

		143,178

Total U.S. Government Obligations

(Cost $145,859)		143,178

MUNICIPAL BONDS – 0.9%

California – 0.1%

California State Earthquake Authority Taxable Revenue Bonds, Series B,

1.33%, 7/1/22	3,000	3,003

Florida – 0.3%

Miami-Dade County Taxable Capital Asset Acquisition Special Obligation Revenue Bonds,

0.38%, 4/1/23	7,830	7,717

New York – 0.5%

New York State Transportation Development Corp. Special Facilities Taxable Revenue Refunding Bonds , Terminal 4 John F. Kennedy International Airport,

1.61%, 12/1/22	1,000	998

New York Taxable G.O. Unlimited Refunding Bonds, Series D, Fiscal 2021,

0.43%, 8/1/22	1,680	1,677

New York Taxable G.O. Unlimited Refunding Bonds, Series E, Fiscal 2021,

0.59%, 8/1/23	4,000	3,919

Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series AAA,

1.09%, 7/1/23	10,000	9,881

		16,475

Total Municipal Bonds

(Cost $27,500)		27,195

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 6.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.06%(5) (6)	204,346,152	$204,346

Total Investment Companies

(Cost $204,346)		204,346

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill,

0.07%, 4/5/22(7)	$5,000	$5,000

U.S. Treasury Bill,

0.35%, 7/21/22(7)	3,000	2,994

Total Short-Term Investments

(Cost $7,997)		7,994

Total Investments – 99.9%

(Cost $3,230,894)		3,177,232

Other Assets less Liabilities – 0.1%		2,349

NET ASSETS – 100.0%		$3,179,581

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)

Variable or floating rate security. Rate as of March 31, 2022 is disclosed. (3) Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2022.

(4)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2022 is disclosed. (7) Discount rate at the time of purchase.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   381   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2022

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Asset-Backed Securities	7.2%

Corporate Bonds	46.3%

Foreign Issuer Bonds	32.2%

U.S. Government Agencies	2.2%

U.S. Government Obligations	4.5%

Municipal Bonds	0.9%

Investment Companies	6.4%

Short-Term Investments	0.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities(1)	$ —	$ 227,515	$—	$ 227,515
Corporate Bonds(1)	—	1,472,888	—	1,472,888
Foreign Issuer Bonds(1)	—	1,023,553	—	1,023,553
U.S. Government Agencies(1)	—	70,563	—	70,563
U.S. Government Obligations(1)	—	143,178	—	143,178
Municipal Bonds(1)	—	27,195	—	27,195
Investment Companies	204,346	—	—	204,346
Short-Term Investments	—	7,994	—	7,994
Total Investments	$204,346	$2,972,886	$—	$3,177,232
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   382   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 0.7% (1)

Fannie Mae – 0.4%

Pool #555649,

7.50%, 10/1/32	$18	$19

Pool #BH9277,

3.50%, 2/1/48	148	150

		169

Freddie Mac – 0.0%

Pool #ZS7735,

2.00%, 1/1/32	2	2

Government National Mortgage Association – 0.2%

Government National Mortgage

Association, Series 2017-95, Class QG,

2.50%, 8/20/46	102	100

Government National Mortgage Association I – 0.1%

Pool #676682,

4.50%, 6/15/25	29	29

Pool #782618,

4.50%, 4/15/24	8	9

Pool #783245,

5.00%, 9/15/24	9	9

Pool #783489,

5.00%, 6/15/25	3	3

		50

Total U.S. Government Agencies

(Cost $325)		321

U.S. GOVERNMENT OBLIGATIONS – 95.2%

U.S. Treasury Inflation Indexed Notes – 6.2%

0.50%, 4/15/24	1,139	1,334

0.13%, 10/15/24	1,162	1,332

0.13%, 7/15/30	54	63

		2,729

U.S. Treasury Notes – 89.0%

0.13%, 9/15/23	484	470

2.88%, 10/31/23	839	848

2.88%, 11/30/23	630	637

2.50%, 1/31/24	615	617

0.13%, 2/15/24	415	399

1.50%, 2/29/24	4,624	4,557

2.25%, 4/30/24	369	368

0.25%, 5/15/24	374	357

1.75%, 6/30/24	425	419

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 95.2% continued

U.S. Treasury Notes – 89.0% continued

1.75%, 7/31/24	$638	$628

1.88%, 8/31/24	637	628

2.13%, 9/30/24	633	628

2.25%, 10/31/24	632	628

2.25%, 11/15/24	675	671

2.50%, 1/31/25	623	623

1.50%, 2/15/25	4,439	4,315

2.75%, 2/28/25	618	622

2.88%, 4/30/25	618	624

0.25%, 5/31/25	145	135

2.88%, 5/31/25	619	625

0.25%, 7/31/25	677	628

0.25%, 9/30/25	133	123

0.38%, 11/30/25	128	118

0.38%, 12/31/25	159	147

2.63%, 12/31/25	119	119

0.75%, 3/31/26	320	298

2.25%, 3/31/26	371	367

0.88%, 6/30/26	302	282

1.88%, 6/30/26	295	288

0.63%, 7/31/26	299	276

0.75%, 8/31/26	293	272

1.13%, 10/31/26	280	263

1.50%, 1/31/27	265	253

1.88%, 2/28/27	6,639	6,461

0.63%, 3/31/27	263	240

0.50%, 5/31/27	257	233

0.38%, 9/30/27	244	218

2.25%, 11/15/27	226	223

0.63%, 11/30/27	236	213

0.75%, 1/31/28	229	208

1.25%, 5/31/28	215	200

2.88%, 8/15/28	595	610

1.13%, 8/31/28	208	192

3.13%, 11/15/28	588	612

1.50%, 11/30/28	2,080	1,959

2.63%, 2/15/29	601	608

1.88%, 2/15/32	5,423	5,208

		39,418

Total U.S. Government Obligations

(Cost $43,629)		42,147

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 383 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND continued	MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.9%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.06%(2) (3)	391,443	$391

Total Investment Companies

(Cost $391)		391

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 1.1%

U.S. Treasury Bill,

0.05%, 4/7/22(4) (5)	$500	$500

Total Short-Term Investments

(Cost $500)		500

Total Investments – 97.9%

(Cost $44,845)		43,359

Other Assets less Liabilities – 2.1%		933

NET ASSETS – 100.0%		$44,292

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2022 is disclosed. (4) Discount rate at the time of purchase.
(5)	Security pledged related to the Fund’s investment in futures contracts during the period. As of March 31, 2022, the Fund did not hold any open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Agencies	0.7%

U.S. Government Obligations	95.2%

Investment Companies	0.9%

Short-Term Investments	1.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

U.S. Government Agencies(1)	$ —	$321	$—	$321

U.S. Government Obligations(1)	—	42,147	—	42,147

Investment Companies	391	—	—	391

Short-Term Investments	—	500	—	500

Total Investments	$391	$42,968	$—	$43,359
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   384   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGEN CIES – 22.6% (1)

Federal Farm Credit Bank – 8.6%

FFCB Bonds,

0.09%, 10/7/22	$115,000	$114,999

0.42%, 1/11/23	45,000	44,988

0.51%, 1/20/23	70,000	69,988

FFCB Discount Notes,

0.05%, 4/11/22(2)	4,305	4,304

0.07%, 6/13/22(2)	24,000	23,996

0.07%, 6/15/22(2)	30,000	29,995

0.06%, 6/28/22(2)	20,000	19,997

0.39%, 7/18/22(2)	55,000	54,937

0.09%, 9/14/22(2)	5,000	4,998

0.67%, 9/16/22(2)	5,000	4,984

0.16%, 9/23/22(2)	19,000	18,985

0.54%, 12/6/22(2)	95,000	94,652

0.76%, 12/15/22(2)	25,000	24,866

0.77%, 12/21/22(2)	30,000	29,833

FFCB Notes,

(Floating, U.S. SOFR + 0.02%), 0.07%, 4/1/22(3)	75,000	74,995

(Floating, U.S. SOFR + 0.03%), 0.08%, 4/1/22(3)	50,000	50,000

(Floating, U.S. SOFR + 0.05%), 0.09%, 4/1/22(3)	25,000	25,000

(Floating, U.S. SOFR + 0.06%), 0.10%, 4/1/22(3)	20,000	20,000

(Floating, U.S. SOFR + 0.05%), 0.10%, 4/1/22(3)	35,000	35,000

(Floating, U.S. SOFR + 0.06%), 0.11%, 4/1/22(3)	114,000	114,000

(Floating, U.S. SOFR + 0.08%), 0.12%, 4/1/22(3)	46,345	46,345

(Floating, U.S. Federal Funds + 0.05%), 0.13%, 4/1/22(3)	15,000	14,999

(Floating, U.S. Federal Funds + 0.06%), 0.14%, 4/1/22(3)	25,000	24,999

(Floating, U.S. Federal Funds + 0.07%), 0.15%, 4/1/22(3)	55,000	55,000

(Floating, U.S. SOFR + 0.15%), 0.19%, 4/1/22(3)	30,000	30,000

(Floating, U.S. SOFR + 0.20%), 0.25%, 4/1/22(3)	80,000	80,000

(Floating, U.S. SOFR + 0.01%), 0.29%, 4/1/22(3)	90,000	89,994

(Floating, U.S. SOFR + 0.03%), 0.30%, 4/1/22(3)	5,000	5,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 22.6% (1) continued

Federal Farm Credit Bank – 8.6% continued

(Floating, U.S. SOFR + 0.05%), 0.32%, 4/1/22(3)	$30,000	$30,000

(Floating, U.S. SOFR + 0.04%), 0.32%, 4/1/22(3)	90,000	90,000

(Floating, U.S. SOFR + 0.05%), 0.33%, 4/1/22(3)	100,000	100,000

(Floating, U.S. SOFR + 0.06%), 0.33%, 4/1/22(3)	30,000	30,000

(Floating, U.S. SOFR + 0.06%), 0.34%, 4/1/22(2) (3)	115,000	115,000

(Floating, U.S. Federal Funds + 0.02%), 0.35%, 4/1/22(3)	45,000	45,000

(Floating, U.S. SOFR + 0.00%), 0.39%, 4/1/22(3)	40,000	40,000

(Floating, U.S. SOFR + 0.04%), 0.34%, 4/4/22(3)	83,000	83,000

		1,739,854

Federal Home Loan Bank – 11.1%

FHLB Bonds,

0.05%, 4/1/22	95,000	95,000

0.05%, 4/7/22	225,000	225,000

0.05%, 4/12/22	225,000	225,000

0.12%, 6/2/22	200,000	199,992

FHLB Discount Notes,

0.06%, 5/6/22(2)	70,000	69,996

FHLB Notes,

(Floating, U.S. SOFR + 0.01%), 0.06%, 4/1/22(3)	215,000	215,000

(Floating, U.S. SOFR + 0.02%), 0.07%, 4/1/22(3)	40,000	40,000

(Floating, U.S. SOFR + 0.08%), 0.12%, 4/1/22(3)	45,000	45,000

(Floating, U.S. SOFR + 0.09%), 0.13%, 4/1/22(3)	125,000	125,000

0.28%, 4/1/22(3)	325,000	325,000

(Floating, U.S. SOFR + 0.01%), 0.28%, 4/1/22(3)	110,000	110,000

(Floating, U.S. SOFR + 0.01%), 0.29%, 4/1/22(3)	245,000	245,000

(Floating, U.S. SOFR + 0.01%), 0.30%, 4/1/22(3)	275,000	275,000

(Floating, U.S. SOFR + 0.08%), 0.35%, 4/1/22(3)	50,000	50,000

		2,244,988

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 385 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 22.6% (1) continued

Federal Home Loan Mortgage Corporation – 0.2%

FHLMC Notes,

(Floating, U.S. SOFR + 0.10%), 0.14%, 4/1/22(3)	$45,000	$45,000

Federal National Mortgage Association – 2.7%

FNMA Notes,

(Floating, U.S. SOFR + 0.19%), 0.23%, 4/1/22(3)	250,000	250,000

(Floating, U.S. SOFR + 0.23%), 0.28%, 4/1/22(3)	50,000	50,001

(Floating, U.S. SOFR + 0.32%), 0.36%, 4/1/22(3)	75,000	75,000

(Floating, U.S. SOFR + 0.00%), 0.39%, 4/1/22(3)	75,000	75,000

(Floating, U.S. SOFR + 0.39%), 0.44%, 4/1/22(3)	85,000	85,000

		535,001

Total U.S. Government Agencies

(Cost $4,564,843)		4,564,843

U.S. GOVERNMENT OBLIGATIONS – 24.7%

U.S. Treasury Bills – 3.0%

0.09%, 6/2/22(2)	80,000	79,988

0.16%, 6/23/22(2)	145,000	144,947

0.21%, 6/30/22(2)	100,000	99,947

0.27%, 7/14/22(2)	90,000	89,928

1.05%, 9/29/22(2)	45,000	44,761

0.39%, 12/29/22(2)	65,000	64,808

0.62%, 1/26/23(2)	45,000	44,767

0.64%, 1/26/23(2)	45,000	44,767

		613,913

U.S. Treasury Floating Rate Notes – 5.1%

(Floating, U.S. Treasury 3M Bill MMY + 0.03%), 0.08%, 4/1/22(3)	235,000	235,007

(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 0.10%, 4/1/22(3)	444,955	445,012

(Floating, U.S. Treasury 3M Bill MMY + 0.03%), 0.27%, 4/1/22(3)	60,540	60,541

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 24.7% continued

U.S. Treasury Floating Rate Notes – 5.1% continued

(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 0.09%, 4/5/22(3)	$175,000	$174,995

(Floating, U.S. Treasury 3M Bill MMY + 0.11%), 0.55%, 4/5/22(3)	112,675	112,684

		1,028,239

U.S. Treasury Notes – 16.6%

1.75%, 5/15/22	174,810	175,168

1.75%, 5/31/22	41,510	41,625

1.88%, 5/31/22	488,210	489,665

1.75%, 6/15/22	20,000	20,069

0.13%, 6/30/22	30,000	30,002

2.13%, 6/30/22	310,000	311,572

1.75%, 7/15/22	35,000	35,166

1.63%, 8/15/22	40,000	40,229

1.75%, 9/30/22	20,000	20,164

0.13%, 10/31/22	280,000	280,025

1.88%, 10/31/22	75,000	75,761

2.00%, 10/31/22	165,000	166,791

1.63%, 11/15/22	295,000	297,763

0.13%, 11/30/22	205,000	204,953

2.00%, 11/30/22	20,000	20,244

1.63%, 12/15/22	55,000	55,548

0.13%, 12/31/22	250,000	249,165

2.13%, 12/31/22	230,000	232,970

1.50%, 1/15/23	100,000	100,568

0.13%, 1/31/23	100,000	99,228

1.75%, 1/31/23	75,000	75,396

2.38%, 1/31/23	75,000	75,776

2.00%, 2/15/23	95,000	95,755

0.13%, 2/28/23	65,000	64,452

2.63%, 2/28/23	30,000	30,397

0.13%, 3/31/23	45,000	44,501

1.50%, 3/31/23	15,000	15,038

		3,347,991

Total U.S. Government Obligations

(Cost $4,990,143)		4,990,143

Investments, at Amortized Cost

($9,554,986)		9,554,986

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   386   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

REPURCHASE AGREEMENTS – 52.7% (4)

Bank of America N.A., dated 3/31/22, repurchase price $250,002,

0.30%, 4/1/22	$250,000	$250,000

Bank of America Securities, dated 3/31/22, repurchase price $275,002,

0.30%, 4/1/22	275,000	275,000

BNY Mellon Capital Markets, dated 3/31/22, repurchase price $550,005,

0.31%, 4/1/22	550,000	550,000

Citigroup Global Markets, Inc.,dated 3/31/22, repurchase price

$45,471,

0.30%, 4/1/22	45,471	45,471

Citigroup Global Markets, Inc.,dated 3/31/22, repurchase price $58,290,

0.31%, 4/1/22	58,289	58,289

Federal Reserve Bank of New York,dated 3/31/22, repurchase price $7,320,061,

0.30%, 4/1/22	7,320,000	7,320,000

Fixed Income Clearing Corp., dated 3/31/22, repurchase price $100,001,

0.30%, 4/1/22	100,000	100,000

JPMorgan Securities LLC, dated 3/31/22, repurchase price $150,023,

0.07%, 7/4/22	150,000	150,000

NatWest Markets PLC, dated 3/29/22, repurchase price $1,250,074,

0.31%, 4/5/22	1,250,000	1,250,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

REPURCHASE AGREEMENTS - 52.7% (4) continued

Royal Bank of Canada, New York Branch, dated 3/31/22,repurchase price $150,022,

0.06%, 4/7/22	$150,000	$150,000

Royal Bank of Canada, New York Branch, dated 3/31/22,repurchase price $500,061,

0.30%, 4/7/22	500,000	500,000

		10,648,760

Total Repurchase Agreements

(Cost $10,648,760)		10,648,760

Total Investments – 100.0%

(Cost $20,203,746)		20,203,746

Other Assets less Liabilities – 0.0%		9,697

NET ASSETS – 100.0%		$20,213,443

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)

Variable or floating rate security. Rate as of March 31, 2022 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
FHLB	$13,212	0.64%—2.38%	6/10/22—3/16/26
FHLMC	$310,447	1.00%—5.00%	8/1/35—4/1/52
FNMA	$187,168	1.30%—7.00%	5/1/27—8/1/59
GNMA	$847,719	2.18%—7.00%	7/20/31—8/15/62
U.S. Treasury Bills	$50,317	0.00%	4/14/22—12/1/22
U.S. Treasury Bonds	$800,323	1.00%—7.63%	11/15/24—5/15/51
U.S. Treasury Notes	$8,519,273	0.13%—2.88%	7/31/22—11/15/30

Total	$10,728,459

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

3M – 3 Month

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   387   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued	MARCH 31, 2022

FNMA – Federal National Mortgage Association

MMY – Money Market Yield

SOFR – Secured Overnight Financing Rate

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Agencies	22.6%

U.S. Government Obligations	24.7%

Repurchase Agreements	52.7%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

At March 31, 2022, the maturity analysis for the Fund as a percentage of investments was:

MATURITY(1)%

OVERNIGHT (1 BUSINESS DAY)	58.6%

2 - 15 DAYS	17.2

31 - 60 DAYS	1.2

61 - 97 DAYS	8.1

98 - 180 DAYS	1.2

181 - 270 DAYS	7.1

271 - 366 DAYS	6.5

(1)	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by
U.S. Government
Money Market Fund(1)	$—	$20,203,746	$—	$20,203,746
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. FIXED INCOME AND MONEY MARKET FUNDS 388 NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 26.3% (1)

Federal Farm Credit Bank – 13.8%

FFCB Bonds,

0.25%, 5/6/22	$10,000	$10,002

0.09%, 10/7/22	25,000	25,000

0.42%, 1/11/23	10,000	9,997

0.51%, 1/20/23	10,000	9,998

FFCB Discount Notes,

0.05%, 4/4/22(2)	5,000	5,000

0.05%, 4/11/22(2)	930	930

0.06%, 4/18/22(2)	14,000	14,000

0.06%, 5/2/22(2)	755	755

0.07%, 5/9/22(2)	10,000	9,999

0.07%, 5/12/22(2)	5,000	5,000

0.51%, 6/23/22(2)	8,000	7,991

0.06%, 6/28/22(2)	5,000	4,999

0.06%, 7/6/22(2)	5,000	4,999

0.39%, 7/18/22(2)	40,000	39,954

0.09%, 8/18/22(2)	5,000	4,998

0.67%, 9/16/22(2)	5,000	4,984

0.54%, 12/5/22(2)	25,000	24,909

0.76%, 12/15/22(2)	10,000	9,946

1.42%, 12/28/22(2)	10,000	9,895

1.69%, 3/7/23(2)	10,000	9,842

FFCB Notes,

(Floating, U.S. SOFR + 0.02%), 0.07%, 4/1/22(3)	10,000	9,999

(Floating, U.S. SOFR + 0.03%), 0.08%, 4/1/22(3)	10,000	10,000

(Floating, U.S. SOFR + 0.05%), 0.09%, 4/1/22(3)	5,000	5,000

(Floating, U.S. SOFR + 0.06%), 0.10%, 4/1/22(3)	5,000	5,000

(Floating, U.S. SOFR + 0.05%), 0.10%, 4/1/22(3)	5,000	5,000

(Floating, U.S. SOFR + 0.06%), 0.11%, 4/1/22(3)	25,000	25,000

(Floating, U.S. SOFR + 0.08%), 0.12%, 4/1/22(3)	8,410	8,410

(Floating, U.S. Federal Funds + 0.05%), 0.13%, 4/1/22(3)	5,000	5,000

(Floating, U.S. Federal Funds + 0.06%), 0.14%, 4/1/22(3)	5,000	5,000

(Floating, U.S. Federal Funds + 0.07%), 0.15%, 4/1/22(3)	10,000	10,000

(Floating, U.S. SOFR + 0.15%), 0.19%, 4/1/22(3)	5,000	5,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 26.3% (1) continued

Federal Farm Credit Bank – 13.8% continued

(Floating, U.S. SOFR + 0.18%), 0.22%, 4/1/22(3)	$25,000	$25,000

(Floating, U.S. SOFR + 0.20%), 0.25%, 4/1/22(3)	16,000	16,000

(Floating, U.S. SOFR + 0.01%), 0.29%, 4/1/22(3)	15,000	14,999

(Floating, U.S. SOFR + 0.05%), 0.32%, 4/1/22(3)	5,000	5,000

(Floating, U.S. SOFR + 0.04%), 0.32%, 4/1/22(3)	20,000	20,000

(Floating, U.S. SOFR + 0.05%), 0.33%, 4/1/22(3)	20,000	20,000

(Floating, U.S. SOFR + 0.06%), 0.33%, 4/1/22(3)	5,000	5,000

(Floating, U.S. SOFR + 0.06%), 0.34%, 4/1/22(3)	20,000	20,000

(Floating, U.S. Federal Funds + 0.02%), 0.35%, 4/1/22(3)	5,000	5,000

(Floating, U.S. SOFR + 0.09%), 0.36%, 4/1/22(3)	5,000	5,000

(Floating, U.S. SOFR + 0.00%), 0.39%, 4/1/22(3)	40,000	40,000

(Floating, U.S. SOFR + 0.38%), 0.42%, 4/1/22(3)	20,000	20,000

(Floating, U.S. SOFR + 0.04%), 0.34%, 4/4/22(3)	10,000	10,000

		512,606

Federal Home Loan Bank – 12.5%

FHLB Bonds,

0.05%, 4/1/22	20,000	20,000

0.05%, 4/7/22	45,000	45,000

0.05%, 4/12/22	45,000	45,000

0.12%, 6/2/22	35,000	34,999

FHLB Discount Notes,

0.06%, 5/6/22(2)	15,000	14,999

FHLB Notes,

(Floating, U.S. SOFR + 0.01%), 0.06%, 4/1/22(3)	15,000	15,000

(Floating, U.S. SOFR + 0.02%), 0.07%, 4/1/22(3)	5,000	5,000

(Floating, U.S. SOFR + 0.08%), 0.12%, 4/1/22(3)	10,000	10,000

(Floating, U.S. SOFR + 0.09%), 0.13%, 4/1/22(3)	25,000	25,000

(Floating, U.S. SOFR + 0.19%), 0.23%, 4/1/22(3)	25,000	25,000

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 389 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 26.3% (1) continued

Federal Home Loan Bank – 12.5% continued

(Floating, U.S. SOFR + 0.01%), 0.28%, 4/1/22(3)	$25,000	$25,000

(Floating, U.S. SOFR + 0.01%), 0.28%, 4/1/22(3)	105,000	105,000

(Floating, U.S. SOFR + 0.01%), 0.29%, 4/1/22(3)	45,000	45,000

(Floating, U.S. SOFR + 0.01%), 0.30%, 4/1/22(3)	40,000	40,000

(Floating, U.S. SOFR + 0.08%), 0.35%, 4/1/22(3)	11,000	11,000

		465,998

Total U.S. Government Agencies

(Cost $978,604)		978,604

U.S. GOVERNMENT OBLIGATIONS – 27.2%

U.S. Treasury Bills – 2.9%

0.09%, 6/2/22(2)	15,000	14,998

0.16%, 6/23/22(2)	25,000	24,991

0.21%, 6/30/22(2)	15,000	14,992

0.27%, 7/14/22(2)	15,000	14,988

1.05%, 9/29/22(2)	10,000	9,947

0.39%, 12/29/22(2)	10,000	9,970

0.62%, 1/26/23(2)	10,000	9,948

0.64%, 1/26/23(2)	10,000	9,948

		109,782

U.S. Treasury Floating Rate Notes – 7.8%

(Floating, U.S. Treasury 3M Bill MMY + 0.03%), 0.08%, 4/1/22(3)	45,000	45,001

(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 0.10%, 4/1/22(3)	115,625	115,639

(Floating, U.S. Treasury 3M Bill MMY + 0.03%), 0.27%, 4/1/22(3)	68,170	68,172

(Floating, U.S. Treasury 3M Bill MMY + 0.11%), 0.55%, 4/1/22(3)	35,590	35,593

(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 0.09%, 4/5/22(3)	25,000	24,999

		289,404

U.S. Treasury Notes – 16.5%

1.75%, 5/15/22	15,640	15,672

2.13%, 5/15/22	66,000	66,165

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 27.2% continued

U.S. Treasury Notes – 16.5% continued

1.75%, 5/31/22	$8,870	$8,895

1.88%, 5/31/22	107,095	107,414

1.75%, 6/15/22	5,000	5,017

0.13%, 6/30/22	5,000	5,000

2.13%, 6/30/22	70,000	70,355

1.75%, 7/15/22	5,000	5,024

1.63%, 8/15/22	10,000	10,057

0.13%, 10/31/22	40,000	40,006

1.88%, 10/31/22	15,000	15,150

2.00%, 10/31/22	10,000	10,111

1.63%, 11/15/22	45,000	45,420

0.13%, 11/30/22	20,000	19,994

2.00%, 11/30/22	5,000	5,061

1.63%, 12/15/22	10,000	10,100

0.13%, 12/31/22	40,000	39,857

2.13%, 12/31/22	45,000	45,578

0.13%, 1/31/23	20,000	19,846

1.75%, 1/31/23	15,000	15,079

2.38%, 1/31/23	15,000	15,155

2.00%, 2/15/23	15,000	15,117

0.13%, 2/28/23	15,000	14,874

2.63%, 2/28/23	5,000	5,066

0.13%, 3/31/23	6,000	5,933

		615,946

Total U.S. Government Obligations

(Cost $1,015,132)		1,015,132

Investments, at Amortized Cost

($1,993,736)		1,993,736

REPURCHASE AGREEMENTS – 46.7% (4)

Bank of America N.A., dated 3/31/22, repurchase price $170,001, 0.30%, 4/1/22	170,000	170,000

Citigroup Global Markets, Inc.,dated 3/31/22, repurchase price $42,095, 0.30%, 4/1/22	42,095	42,095

Federal Reserve Bank of New York,dated 3/31/22, repurchase price $980,008, 0.30%, 4/1/22	980,000	980,000

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   390   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

REPURCHASE AGREEMENTS - 46.7% (4) continued

HSBC Securities (USA), Inc., dated 3/31/22, repurchase price $150,001, 0.30%, 4/1/22	$150,000	$150,000

Royal Bank of Canada, New York Branch, dated 3/31/22, repurchase price $150,017, 0.31%, 4/7/22	150,000	150,000

Royal Bank of Canada, New York Branch, dated 3/31/22, repurchase price $250,037, 0.06%, 4/7/22	250,000	250,000

		1,742,095

Total Repurchase Agreements

(Cost $1,742,095)		1,742,095

Total Investments – 100.2%

(Cost $3,735,831)		3,735,831

Liabilities less Other Assets – (0.2%)		(8,492)

NET ASSETS – 100.0%		$3,727,339

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)

Variable or floating rate security. Rate as of March 31, 2022 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES

FHLMC	$63,952	3.00%—3.50%	1/1/52—4/1/52

FNMA	$162,160	2.00%—4.00%	5/1/47—11/1/51

GNMA	$353,449	2.50%—5.00%	8/20/40—3/20/52

U.S. Treasury Bills	$7,465	0.00%	8/25/22

U.S. Treasury Bonds	$69,540	1.63%—4.38%	2/15/38—11/15/50

U.S. Treasury Notes	$1,106,406	0.13%—2.63%	9/30/22—11/15/30
Total	$1,762,972

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

3M – 3Month

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

MMY – Money Market Yield

SOFR – Secured Overnight Financing Rate

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Agencies	26.3%

U.S. Government Obligations	27.2%

Repurchase Agreements	46.7%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

At March 31, 2022, the maturity analysis for the Fund as a percentage of investments was:

MATURITY(1)%

OVERNIGHT (1 BUSINESS DAY)	52.5%

2 - 15 DAYS	21.3

16 - 30 DAYS	0.4

31 - 60 DAYS	3.3

61 - 97 DAYS	8.2

98 - 180 DAYS	2.1

181 - 270 DAYS	5.8

271 - 366 DAYS	6.3

(1)	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   391   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued	MARCH 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by U.S. Government Select Money Market Fund(1)	$—	$3,735,831	$—	$3,735,831

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   392   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS – 98.8%

U.S. Treasury Bonds – 21.1%

6.00%, 2/15/26	$10	$11

6.50%, 11/15/26	75	88

6.38%, 8/15/27	65	78

6.13%, 11/15/27	75	89

5.50%, 8/15/28	50	59

5.25%, 11/15/28	100	117

6.13%, 8/15/29	50	63

6.25%, 5/15/30	75	97

5.38%, 2/15/31	100	124

4.50%, 2/15/36	110	139

4.75%, 2/15/37	25	33

5.00%, 5/15/37	50	67

4.38%, 2/15/38	50	63

4.50%, 5/15/38	95	122

3.50%, 2/15/39	50	57

4.25%, 5/15/39	100	125

4.50%, 8/15/39	100	129

4.38%, 11/15/39	100	127

4.63%, 2/15/40	100	131

1.13%, 5/15/40	300	236

4.38%, 5/15/40	115	146

1.13%, 8/15/40	450	353

3.88%, 8/15/40	100	119

1.38%, 11/15/40	525	429

4.25%, 11/15/40	100	125

1.88%, 2/15/41	650	579

4.75%, 2/15/41	145	193

2.25%, 5/15/41	635	600

4.38%, 5/15/41	140	178

1.75%, 8/15/41	550	477

3.75%, 8/15/41	100	118

2.00%, 11/15/41	400	362

3.13%, 11/15/41	145	156

2.38%, 2/15/42	150	145

3.13%, 2/15/42	100	108

3.00%, 5/15/42	155	164

2.75%, 8/15/42	130	132

2.75%, 11/15/42	265	269

3.13%, 2/15/43	205	221

2.88%, 5/15/43	225	233

3.63%, 8/15/43	100	116

3.75%, 11/15/43	230	272

3.63%, 2/15/44	150	174

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 98.8% continued

U.S. Treasury Bonds – 21.1% continued

3.38%, 5/15/44	$250	$281

3.13%, 8/15/44	225	243

3.00%, 11/15/44	255	270

2.50%, 2/15/45	150	146

3.00%, 5/15/45	175	186

2.88%, 8/15/45	175	182

3.00%, 11/15/45	80	85

2.50%, 2/15/46	150	147

2.50%, 5/15/46	250	245

2.25%, 8/15/46	325	304

2.88%, 11/15/46	100	105

3.00%, 2/15/47	300	323

3.00%, 5/15/47	150	162

2.75%, 8/15/47	300	311

2.75%, 11/15/47	300	311

3.00%, 2/15/48	290	316

3.13%, 5/15/48	325	363

3.00%, 8/15/48	400	437

3.38%, 11/15/48	400	468

3.00%, 2/15/49	450	495

2.88%, 5/15/49	400	430

2.25%, 8/15/49	400	380

2.38%, 11/15/49	325	318

2.00%, 2/15/50	415	374

1.25%, 5/15/50	550	410

1.38%, 8/15/50	650	500

1.63%, 11/15/50	500	410

1.88%, 2/15/51	675	590

2.38%, 5/15/51	750	735

2.00%, 8/15/51	525	474

1.88%, 11/15/51	450	395

2.25%, 2/15/52	400	384

		18,404

U.S. Treasury Notes – 77.7%

0.25%, 4/15/23	285	281

0.13%, 4/30/23	350	344

1.63%, 4/30/23	175	175

2.75%, 4/30/23	250	253

0.13%, 5/15/23	250	245

1.75%, 5/15/23	375	374

0.13%, 5/31/23	350	343

1.63%, 5/31/23	200	199

2.75%, 5/31/23	250	252

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 393 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 98.8% continued

U.S. Treasury Notes – 77.7% continued

0.25%, 6/15/23	$285	$279

1.38%, 6/30/23	250	248

2.63%, 6/30/23	225	227

0.13%, 7/15/23	390	381

0.13%, 7/31/23	500	487

1.25%, 7/31/23	125	124

2.75%, 7/31/23	225	227

0.13%, 8/15/23	350	341

2.50%, 8/15/23	300	302

0.13%, 8/31/23	250	243

1.38%, 8/31/23	250	248

2.75%, 8/31/23	200	202

0.13%, 9/15/23	330	321

0.25%, 9/30/23	500	486

1.38%, 9/30/23	250	247

2.88%, 9/30/23	130	131

0.13%, 10/15/23	435	422

0.38%, 10/31/23	500	486

1.63%, 10/31/23	300	297

2.88%, 10/31/23	250	253

0.25%, 11/15/23	400	388

2.75%, 11/15/23	500	504

0.50%, 11/30/23	500	486

2.13%, 11/30/23	200	200

2.88%, 11/30/23	250	253

0.13%, 12/15/23	450	434

0.75%, 12/31/23	250	244

2.25%, 12/31/23	250	250

2.63%, 12/31/23	150	151

0.13%, 1/15/24	500	481

0.88%, 1/31/24	250	244

2.25%, 1/31/24	300	300

2.50%, 1/31/24	250	251

0.13%, 2/15/24	600	576

2.75%, 2/15/24	450	453

1.50%, 2/29/24	500	493

2.13%, 2/29/24	200	199

2.38%, 2/29/24	300	300

0.25%, 3/15/24	550	528

2.13%, 3/31/24	400	398

2.25%, 3/31/24	350	350

0.38%, 4/15/24	450	432

2.00%, 4/30/24	250	248

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 98.8% continued

U.S. Treasury Notes – 77.7% continued

2.25%, 4/30/24	$300	$299

0.25%, 5/15/24	450	430

2.50%, 5/15/24	575	576

2.00%, 5/31/24	300	297

1.75%, 6/30/24	275	271

2.00%, 6/30/24	300	297

0.38%, 7/15/24	600	573

1.75%, 7/31/24	250	246

2.13%, 7/31/24	250	248

0.38%, 8/15/24	100	95

2.38%, 8/15/24	525	524

1.25%, 8/31/24	200	194

1.88%, 8/31/24	250	247

0.38%, 9/15/24	250	238

1.50%, 9/30/24	200	195

2.13%, 9/30/24	300	297

0.63%, 10/15/24	500	477

1.50%, 10/31/24	300	293

2.25%, 10/31/24	300	298

0.75%, 11/15/24	500	478

2.25%, 11/15/24	550	547

1.50%, 11/30/24	300	292

2.13%, 11/30/24	200	198

1.00%, 12/15/24	250	240

1.75%, 12/31/24	300	294

2.25%, 12/31/24	250	248

1.13%, 1/15/25	450	433

1.38%, 1/31/25	200	194

2.50%, 1/31/25	200	200

1.50%, 2/15/25	500	486

2.00%, 2/15/25	525	518

1.13%, 2/28/25	350	336

2.75%, 2/28/25	215	216

1.75%, 3/15/25	400	392

0.50%, 3/31/25	400	377

2.63%, 3/31/25	150	150

0.38%, 4/30/25	300	281

2.88%, 4/30/25	300	303

2.13%, 5/15/25	400	395

0.25%, 5/31/25	300	279

2.88%, 5/31/25	175	177

0.25%, 6/30/25	400	372

2.75%, 6/30/25	150	151

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   394   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 98.8% continued

U.S. Treasury Notes – 77.7% continued

0.25%, 7/31/25	$350	$324

2.88%, 7/31/25	225	227

2.00%, 8/15/25	550	540

0.25%, 8/31/25	500	463

2.75%, 8/31/25	150	151

0.25%, 9/30/25	500	462

3.00%, 9/30/25	200	203

0.25%, 10/31/25	500	461

3.00%, 10/31/25	200	203

2.25%, 11/15/25	445	440

0.38%, 11/30/25	555	513

2.88%, 11/30/25	300	304

0.38%, 12/31/25	400	369

2.63%, 12/31/25	300	301

0.38%, 1/31/26	350	322

2.63%, 1/31/26	150	151

1.63%, 2/15/26	550	532

0.50%, 2/28/26	500	462

2.50%, 2/28/26	100	100

0.75%, 3/31/26	500	466

2.25%, 3/31/26	250	247

0.75%, 4/30/26	250	233

2.38%, 4/30/26	225	224

1.63%, 5/15/26	450	434

0.75%, 5/31/26	300	279

2.13%, 5/31/26	175	172

0.88%, 6/30/26	500	467

1.88%, 6/30/26	225	219

0.63%, 7/31/26	550	508

1.88%, 7/31/26	300	292

1.50%, 8/15/26	520	498

0.75%, 8/31/26	150	139

1.38%, 8/31/26	200	191

0.88%, 9/30/26	450	419

1.63%, 9/30/26	150	144

1.13%, 10/31/26	500	470

1.63%, 10/31/26	200	193

2.00%, 11/15/26	500	489

1.25%, 11/30/26	600	568

1.63%, 11/30/26	250	241

1.25%, 12/31/26	350	331

1.75%, 12/31/26	200	194

1.50%, 1/31/27	575	549

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 98.8% continued

U.S. Treasury Notes – 77.7% continued

2.25%, 2/15/27	$410	$406

1.13%, 2/28/27	200	188

1.88%, 2/28/27	500	487

0.63%, 3/31/27	180	165

2.50%, 3/31/27	400	401

0.50%, 4/30/27	275	249

2.38%, 5/15/27	500	498

0.50%, 5/31/27	250	226

0.50%, 6/30/27	200	181

0.38%, 7/31/27	500	448

2.25%, 8/15/27	350	346

0.50%, 8/31/27	350	315

0.38%, 9/30/27	400	357

0.50%, 10/31/27	400	359

2.25%, 11/15/27	450	445

0.63%, 11/30/27	400	361

0.63%, 12/31/27	450	406

0.75%, 1/31/28	500	454

2.75%, 2/15/28	550	559

1.13%, 2/29/28	550	510

1.25%, 3/31/28	550	513

1.25%, 4/30/28	600	559

2.88%, 5/15/28	625	640

1.25%, 5/31/28	450	419

1.25%, 6/30/28	550	512

1.00%, 7/31/28	600	549

2.88%, 8/15/28	590	605

1.13%, 8/31/28	200	184

1.25%, 9/30/28	450	418

1.38%, 10/31/28	500	467

3.13%, 11/15/28	475	495

1.50%, 11/30/28	550	518

1.38%, 12/31/28	450	421

1.75%, 1/31/29	300	287

2.63%, 2/15/29	600	607

1.88%, 2/28/29	500	483

2.38%, 3/31/29	250	249

2.38%, 5/15/29	400	399

1.63%, 8/15/29	450	427

1.75%, 11/15/29	225	215

1.50%, 2/15/30	525	492

0.63%, 5/15/30	700	610

0.63%, 8/15/30	900	782

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   395   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued	MARCH 31, 2022

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 98.8% continued

U.S. Treasury Notes – 77.7% continued

0.88%, 11/15/30	$925	$819

1.13%, 2/15/31	850	767

1.63%, 5/15/31	1,000	941

1.25%, 8/15/31	900	818

1.38%, 11/15/31	900	826

1.88%, 2/15/32	600	576

		67,687

Total U.S. Government Obligations

(Cost $89,712)		86,091

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.06%(1) (2)	690,875	$691

Total Investment Companies

(Cost $691)		691

Total Investments – 99.6%

(Cost $90,403)		86,782

Other Assets less Liabilities – 0.4%		335

NET ASSETS – 100.0%		$87,117

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2022 is disclosed.

Percentages shown are based on Net Assets.

At March 31, 2022, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Obligations	98.8%

Investment Companies	0.8%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2022:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

U.S. Government Obligations(1)	$—	$86,091	$—	$86,091

Investment Companies	691	—	—	691

Total Investments	$691	$86,091	$—	$86,782

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   396   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2022

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 41 funds as of March 31, 2022, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, Bond Index, California Intermediate Tax-Exempt, California Tax-Exempt, Core Bond, Fixed Income, High Yield Fixed Income, High Yield Municipal, Intermediate Tax-Exempt, Limited Term Tax-Exempt (formerly known as Short-Intermediate Tax-Exempt), Limited Term U.S. Government (formerly known as Short-Intermediate U.S. Government), Multi-Manager Emerging Markets Debt Opportunity, Multi-Manager High Yield Opportunity, Short Bond, Tax-Advantaged Ultra-Short Fixed Income, Tax-Exempt, Ultra-Short Fixed Income, U.S. Government, U.S. Government Money Market, U.S. Government Select Money Market and U.S. Treasury Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Each Fund is authorized to issue one class of shares designated as the “Shares” class. Effective December 7, 2021, the Ultra-Short Fixed Income Fund is authorized to issue a second class of shares designated as Siebert Williams Shank Shares.

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser and administrator for the Funds. The Northern Trust Company (“Northern Trust”), an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Funds. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

The U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund seek to qualify as government money market funds under Rule 2a-7 of the 1940 Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each class of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities for the Funds other than the U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities and term loans, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The investments held by U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund are valued at amortized cost, which approximates fair value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity. Where the Trust’s Board of Trustees (“Board”) believes the extent of any deviation from a Fund’s amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, the Board will consider what action should be initiated, which may include fair valuing securities in accordance with policies and procedures established by, and subject to oversight of, the Board.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

NORTHERN FUNDS ANNUAL REPORT 397 FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Shares of open-end investment companies, other than exchange traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Centrally cleared and bilateral swap agreements are generally valued using an independent pricing service. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board, has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. government securities or U.S. government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. The Multi-Manager Emerging Markets Debt Opportunity Fund may

also use these investments for non-hedging purposes in order to seek exposure to certain countries or currencies. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The futures contract positions and investment strategies utilized during the fiscal year ended March 31, 2022, were as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Core Bond	Long and Short	Hedging/Liquidity

Fixed Income	Long and Short	Hedging/Liquidity

Limited Term U.S. Government	Long and Short	Hedging/Liquidity

U.S. Government	Long	Hedging/Liquidity

At March 31, 2022, the aggregate market value of assets pledged related to each Fund’s investment in futures contracts for the Core Bond, Fixed Income, Limited Term U.S Government and U.S. Government Funds was approximately $500,000, $1,000,000, $500,000 and $500,000, respectively. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 10.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on

FIXED INCOME AND MONEY MARKET FUNDS   398   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022

investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may enter into forward foreign currency exchange contracts for hedging and/or speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Gains or losses are recorded for financial statement purposes as unrealized until the settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Forward foreign currency exchange contracts are privately negotiated transactions, and can have substantial price volatility. As a result, these contracts offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, forward foreign currency exchange contracts tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increase because of currency fluctuations. When used for speculative purposes, the contracts may result in additional losses that are not otherwise related to the changes in value of the securities held by a Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10. With respect to forward foreign currency exchange transactions that were outstanding as of March 31, 2022 for the Multi-Manager Emerging Markets Debt Opportunity Fund, approximately $210,000 was pledged by the Fund and is included in Due from broker on the Statements of Assets and Liabilities.

F) CREDIT DEFAULT SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in credit default swap agreements for hedging purposes or to gain exposure to certain countries or currencies. The Fund enters into credit default swap agreements either as a buyer or seller of protection. The buyer of protection in a swap agreement is the party that makes a periodic stream of payments to the counterparty based on the fixed rate of the agreement to the party that is the seller of protection. In exchange for the fixed rate payments received, the seller of protection agrees to provide credit protection to the buyer in the form of payment should a credit default event on the referenced obligation occur. In the event of a credit default event, as defined under the terms of each particular swap agreement, if the Fund is the seller of protection, the Fund will either a) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation or underlying securities comprising the referenced index or b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit default event should occur, the Fund will either a) receive from the seller of protection in the swap agreement an amount equal to the notional amount of the swap agreement and deliver the referenced obligation or underlying securities comprising the referenced index or b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit default event should occur, the maximum potential amount of future payments the seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the swap.

The implied credit spreads are disclosed in the Schedule of Investments for those agreements for which the Fund is the protection seller, if any, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for each swap. The wider the credit spread, the greater the likelihood or risk of default or other credit event occurring for the referenced entity. Events or circumstances that would require the seller to perform under the derivative agreement are credit events as defined under the terms of that particular swap agreement, such as bankruptcy, cross acceleration, failure to pay, repudiation and restructuring.

The resulting values for credit default agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default agreement should the notional amount of the

NORTHERN FUNDS ANNUAL REPORT   399   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

swap agreement be closed/sold as of the period end. When compared to the notional amount of the swap, decreasing market values for credit default swaps sold and, conversely, increasing market values for credit default swaps purchased, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

When entering into a credit default swap agreement as a buyer of protection, the Fund may pay an upfront premium to enter into the agreement. When selling protection, the Fund may receive this upfront premium paid from the buyer. During the term of the credit default swap agreement, the discounted value of the estimated stream of fixed rate payments from buyer to seller yet to be made is recorded as unrealized gain or loss on credit default swap agreements, with any interest payments already having been made being recognized as realized gain or loss on credit default swap agreements. This treatment will occur until the credit default swap is sold or reaches its expiration. Any upfront payments made or received upon entering into a credit default swap agreement are treated as part of the cost and are reflected as part of the unrealized appreciation (depreciation) on valuation. Upon termination of the swap agreement, the amount included in the cost is reversed and becomes part of the realized gain (loss) on credit default swap agreements. Unrealized appreciation (depreciation) on credit default swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Counterparty credit risk may arise as a result of the failure of the swap counterparty to comply with the terms of the swap agreement. Additionally, risks may arise with respect to the underlying issuer of the referenced security. Therefore, the sub-adviser considers the creditworthiness of each underlying issuer of the referenced security in addition to the creditworthiness of the counterparty. In addition, the sub-advisers of the Multi-Manager Emerging Markets Debt Opportunity Fund may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk. No credit default swap agreements were held by the Multi-Manager Emerging Markets Debt Opportunity Fund during the fiscal year ended March 31, 2022.

G) INTEREST RATE SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in interest rate swap agreements for hedging purposes or to gain exposure to certain countries or currencies. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals at agreed upon fixed rates or at rates based upon, or calculated by, reference to changes in specified prices or interest rates for a specified notional amount.

Interest payments earned or charged under the terms of the interest rate swap agreements are recorded as realized gain (loss) on interest rate swap agreements. The swap interest receivable or payable as of March 31, 2022, if any, is included as unrealized appreciation (depreciation) on bilateral interest rate swap agreements on the Statements of Assets and Liabilities. Unrealized appreciation (depreciation) on bilateral interest rate swap agreements and variation margin on centrally cleared interest rate swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Risks may arise as a result of the failure of the counterparty to the interest rate swap agreement to comply with the terms of the agreement. The loss incurred by the failure of the counterparty is generally limited to the swap interest payment to be received by the Fund and/or the termination value at the end of the agreement. Therefore, the sub-advisers of the Multi-Manager Emerging Markets Debt Opportunity Fund consider the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. The sub-advisers may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying counterparties used to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each interest rate swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty.

For bilateral interest rate swap transactions that were outstanding as of March 31, 2022, no collateral had been posted by either the Multi-Manager Emerging Markets Debt Opportunity Fund or any counterparty. For centrally cleared interest rate swap transactions that were outstanding as of March 31, 2022, the fair value of cash pledged to cover margin requirements for open positions for the Multi-Manager Emerging Markets Debt Opportunity Fund was

FIXED INCOME AND MONEY MARKET FUNDS   400   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022

approximately $112,000. Such amount is included in Due from broker on the Statements of Assets and Liabilities. The fair value of foreign currencies received as collateral for open positions for the Multi-Manager Emerging Markets Debt Opportunity Fund was approximately $7,000. Such amount is included in Due to broker on the Statements of Assets and Liabilities. During the fiscal year ended March 31, 2022, the Multi-Manager Emerging Markets Debt Opportunity Fund entered into bilateral and centrally cleared interest rate swap agreements to gain country exposure. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

H) CURRENCY SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may enter into currency swap agreements to manage its exposure to currency risk. Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds, NTI and the Funds’ sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P Global’s Rating Services or Fitch Ratings, or A or Prime-1 or better by Moody’s Investor Services, Inc. or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization or, if unrated by such rating organization, is determined to be of comparable quality by NTI or the Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If NTI or the Sub-Advisers are incorrect in their forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Interest payments earned or charged under the terms of the currency swap agreements are recorded as realized gain (loss) on currency swap agreements. The swap interest receivable or payable as of March 31, 2022, if any, is included as unrealized gains and losses on currency swap agreements on the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund. Unrealized appreciation (depreciation) on currency swap agreements, if any, are included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations. No currency swap agreements were held by the Multi-Manager Emerging Market Debt Opportunity Fund during the fiscal year ended March 31, 2022.

I) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2022, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

Certain Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of its obligations to the other party under the MSFTA. At March 31, 2022, the Bond Index Fund pledged collateral in the form of U.S. Treasury Bonds amounting to approximately $913,000 which is not included in the Statements of Assets and Liabilities. No collateral has been received by the Bond Index Fund from a broker as of March 31, 2022.

J) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

K) TERM LOANS The High Yield Municipal, High Yield Fixed Income and Multi-Manager High Yield Opportunity Funds may purchase assignments of, and participations in, term loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private

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NOTES TO THE FINANCIAL STATEMENTS continued

negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Fund may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments, if any, represent a future obligation, in full, and are recorded as a liability on the Statements of Assets and Liabilities at fair value.

The High Yield Municipal Fund may purchase the securities of distressed companies, including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). DIP financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a DIP financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse would be against the collateral securing the DIP financing.

L) REPURCHASE AGREEMENTS The U.S. Government Money Market Fund and U.S. Government Select Money Market Fund may enter into repurchase agreements under the terms of a master repurchase agreement by which the Funds purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and liquidity feature, which allows the Funds to resell the securities quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at The Bank of New York Mellon, State Street Bank and Trust Company or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Funds may be delayed or limited. The U.S. Government Money Market Fund and U.S. Government Select Money Market Fund have entered into such repurchase agreements at March 31, 2022, as reflected in their accompanying Schedules of Investments.

Pursuant to exemptive relief granted by the SEC, U.S. Government Money Market Fund and certain other money market portfolios advised by NTI and Northern Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its management agreements with the Funds and does not collect any additional fees from the Funds for such services. The U.S. Government Money Market Fund entered into such joint repurchase agreements during the period. There were no outstanding joint repurchase agreements at March 31, 2022.

The Funds may enter into transactions subject to enforceable netting arrangements (“Netting Arrangements”) under a repurchase agreement. Generally, Netting Arrangements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty. As of March 31, 2022, the U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund have not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statements of Assets and Liabilities, that could be netted subject to Netting Arrangements.

The following table presents the repurchase agreements, which are subject to Netting Arrangements, as well as the collateral delivered related to those repurchase agreements.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*

U.S. Government Money Market	Bank of America	$ 525,000	$ (525,000)	$-

	BNY Mellon	550,000	(550,000)	-

	Citigroup	103,760	(103,760)	-

	Federal Reserve Bank of New York	7,320,000	(7,320,000)	-

	Fixed Income Clearing	100,000	(100,000)	-

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MARCH 31, 2022

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*

	JPMorgan	$ 150,000	$ (150,000)	$-

	NatWest	1,250,000	(1,250,000)	-

	Royal Bank of Canada	650,000	(650,000)	-

	Total	$10,648,760	$(10,648,760)	$-

U.S. Government Select Money Market	Bank of America	$ 170,000	$ (170,000)	$-

	Citigroup	42,095	(42,095)	-

	Federal Reserve Bank of New
	York	980,000	(980,000)	-

	HSBC Securities	150,000	(150,000)	-

	Royal Bank Of Canada	400,000	(400,000)	-

	Total	$ 1,742,095	$ (1,742,095)	$-

*	Collateral received is reflected up to the fair value of the repurchase agreement. Refer to the Schedules of Investments.

Additional information about netting arrangements under the Netting Arrangements can be found in Note 10.

M) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

N) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses arising in connection with a specific class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual fund generally are allocated among all funds in the Trust in proportion to each Fund’s relative net assets. Expenses are recognized on an accrual basis.

O) REDEMPTION FEES The High Yield Fixed Income, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds each charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands	REDEMPTION FEES

High Yield Fixed Income	$99

Multi-Manager High Yield Opportunity	–*

*	Amounts round to less than $1,000.

Redemption fees for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	REDEMPTION FEES

High Yield Fixed Income	$32

Multi-Manager Emerging Markets Debt Opportunity	6

Multi-Manager High Yield Opportunity	–*

*	Amounts round to less than $1,000.

The amounts described above are included in Payments for Shares Redeemed in Note 8—Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years. There were no redemption fees for the fiscal year ended March 31, 2022, for the Multi-Manager Emerging Markets Debt Opportunity Fund.

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NOTES TO THE FINANCIAL STATEMENTS continued

P) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Arizona Tax-Exempt	Daily	Monthly

Bond Index	Daily	Monthly

California Intermediate Tax-Exempt	Daily	Monthly

California Tax-Exempt	Daily	Monthly

Core Bond	Daily	Monthly

Fixed Income	Daily	Monthly

High Yield Fixed Income	Daily	Monthly

High Yield Municipal	Daily	Monthly

Intermediate Tax-Exempt	Daily	Monthly

Limited Term Tax-Exempt	Daily	Monthly

Limited Term U.S. Government	Daily	Monthly

Multi-Manager Emerging Markets Debt Opportunity	Quarterly	Quarterly

Multi-Manager High Yield Opportunity	Monthly	Monthly

Short Bond	Daily	Monthly

Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly

Tax-Exempt	Daily	Monthly

Ultra-Short Fixed Income	Daily	Monthly

U.S. Government	Daily	Monthly

U.S. Government Money Market	Daily	Monthly

U.S. Government Select Money Market	Daily	Monthly

U.S. Treasury Index	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, deferral of certain realized losses, capital loss carryforwards and paydowns. These reclassifications have no impact on the net assets or the NAVs per share of the Funds.

At March 31, 2022, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Bond Index	$8,708	$(8,708)	$–

Core Bond	877	(877)	–

Fixed Income	3,290	(3,290)	–

High Yield Fixed Income	1,608	(1,608)	–

High Yield Municipal	40	(40)	–

Intermediate Tax-Exempt	(229)	229	–

Limited Term U.S. Government	46	(46)	–

Multi-Manager Emerging Markets Debt Opportunity	(1,911)	1,911	–

Multi-Manager High Yield Opportunity	149	(149)	–

Short Bond	506	(470)	(36)

Ultra-Short Fixed Income	1,042	(1,042)	–

U.S. Government	29	(29)	–

U.S. Government Money Market	20	(20)	–

U.S. Government Select Money Market	4	(4)	–

Q) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income, tax-exempt income and capital gains to its shareholders.

For the period from November 1, 2021 through March 31, 2022, the following Funds incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands

Bond Index	$2,067

California Tax-Exempt	596

Intermediate Tax-Exempt	8,863

Limited Term Tax-Exempt	3,174

Tax-Advantaged Ultra-Short Fixed Income	4,861

Tax-Exempt	6,687

Ultra-Short Fixed Income	4,406

U.S. Treasury Index	25

During the fiscal year ended March 31, 2022, the High Yield Fixed Income, High Yield Municipal, Multi-Manger High Yield Opportunity and Short Bond Funds utilized approximately $26,510,000, $1,209,000, $2,162,000 and $212,000, respectively, in capital loss carryforwards.

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FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022

Capital losses incurred that will be carried forward indefinitely are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

Arizona Tax-Exempt	$2,300	$138

California Intermediate Tax-Exempt	43	576

Core Bond	4,947	–

Fixed Income	8,508	–

High Yield Fixed Income	136,882	412,738

High Yield Municipal	5,001	–

Limited Term U.S. Government	3,492	1,548

Multi-Manager Emerging Markets Debt Opportunity	1,801	11,101

Multi-Manager High Yield Opportunity	–	47,689

Short Bond	2,546	7,855

U.S. Government	1,655	81

At March 31, 2022, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Arizona Tax-Exempt	$58	$–	$–	$(4,116)

Bond Index	–	1,008	–	(105,189)

California Intermediate Tax-Exempt	194	2	–	(16,459)

California Tax-Exempt	76	–	–	(4,883)

Core Bond	–	4	–	(10,022)

Fixed Income	–	166	–	(34,820)

High Yield Fixed Income	–	8,964	–	(156,677)

High Yield Municipal	466	4	–	(41,467)

Intermediate Tax-Exempt	591	21	–	(76,786)

Limited Term Tax-Exempt	–	–	–	(21,427)

Limited Term U.S. Government	–	14	–	(1,472)

Multi-Manager Emerging Markets Debt Opportunity	–	141	–	(22,701)

Multi-Manager High Yield Opportunity	–	479	–	(10,415)

Short Bond	–	–	–	(13,564)

Tax-Advantaged Ultra-Short Fixed Income	104	54	–	(57,403)

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Tax-Exempt	$483	$14	$–	$(69,361)

Ultra-Short Fixed Income	–	424	–	(53,973)

U.S. Government	–	84	–	(1,590)

U.S. Government Money Market	–	505	–	–

U.S. Government Select Money Market	–	157	–	–

U.S. Treasury Index	–	23	–	(3,808)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2022, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Arizona Tax-Exempt	$3,476	$12	$–

Bond Index	–	64,057	14,456

California Intermediate Tax-Exempt	10,468	93	–

California Tax-Exempt	4,388	93	674

Core Bond	–	3,651	–

Fixed Income	–	18,928	–

High Yield Fixed Income	–	195,599	–

High Yield Municipal	22,557	195	–

Intermediate Tax-Exempt	51,349	8,785	4,226

Limited Term Tax-Exempt	7,450	4,642	3,566

Limited Term U.S. Government	–	134	–

Multi-Manager Emerging Markets Debt Opportunity	–	5,912	–

Multi-Manager High Yield Opportunity	–	8,578	–

Short Bond	–	5,291	–

Tax-Advantaged Ultra-Short Fixed Income	12,110	11,860	438

Tax-Exempt	36,804	9,760	–

Ultra-Short Fixed Income	–	23,404	5,175

U.S. Government	–	191	23

U.S. Government Money Market	–	1,084	–

U.S. Government Select Money Market	–	8,325	–

U.S. Treasury Index	–	1,310	798

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year ended March 31, 2021, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Arizona Tax-Exempt	$ 3,451	$ 4	$ –

Bond Index	–	73,167	30,647

California Intermediate Tax-Exempt	11,203	32	938

California Tax-Exempt	5,103	130	969

Core Bond	–	7,794	340

Fixed Income	–	25,535	–

High Yield Fixed Income	–	192,141	–

High Yield Municipal	19,440	36	–

Intermediate Tax-Exempt	56,719	15,544	4,842

Limited Term Tax-Exempt	10,076	7,781	6,733

Limited Term U.S. Government	–	99	–

Multi-Manager Emerging Markets Debt Opportunity	–	1,403	–

Multi-Manager High Yield Opportunity	–	12,426	–

Short Bond	–	7,226	–

Tax-Advantaged Ultra-Short Fixed Income	23,446	14,043	2,593

Tax-Exempt	39,127	2,788	5,325

Ultra-Short Fixed Income	–	34,578	2,534

U.S. Government	–	1,632	–

U.S. Government Money Market	–	13,555	–

U.S. Government Select Money Market	–	2,890	–

U.S. Treasury Index	–	1,641	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2022, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

R) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2022.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2022.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 16, 2020, which was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.25 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The Credit Facility expired on November 15, 2021.

At a meeting held on November 17-18, 2021, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if Adjusted Term Secured Overnight Financing Rate (SOFR) (but in no event less than 0 percent) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 15, 2021 and will expire on November 14, 2022, unless renewed.

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FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022

During the fiscal year ended March 31, 2022, the following Fund had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Multi-Manager High Yield Opportunity	$4,300	1.35%

No other Fund had any borrowings or incurred any interest expenses during the fiscal year ended March 31, 2022. There were no outstanding loan amounts at March 31, 2022.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory services, administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. NTI has also contractually agreed to reimburse acquired fund fees and expenses related to investments in non-money market mutual funds or exchange traded funds managed by NTI for the Limited Term U.S. Government, Short Bond and U.S. Government Funds. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement, if any, is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations. The contractual expense reimbursement receivables at March 31, 2022 were approximately $41,000 and $5,000 for the U.S. Government Money Market and U.S. Government Select Money Market Funds, respectively, and are shown as part of Receivable from investment adviser in the Statements of Assets and Liabilities.

At March 31, 2022, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL

	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Bond Index	0.13%	0.15%

	CONTRACTUAL

	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

U.S. Government Money Market	0.33%	0.35%

U.S. Government Select Money Market	0.33%	0.35%

U.S. Treasury Index	0.13%	0.15%

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION

Arizona Tax-Exempt	0.43%	0.417%	0.404%	0.45%

California Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%

California Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Core Bond	0.38%	0.369%	0.358%	0.40%

Fixed Income	0.43%	0.417%	0.404%	0.45%

High Yield Fixed Income	0.79%	0.766%	0.743%	0.78%

High Yield Municipal	0.77%	0.747%	0.725%	0.60%

Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Limited Term Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Limited Term U.S. Government	0.38%	0.369%	0.358%	0.40%

Multi-Manager Emerging Markets Debt Opportunity	0.85%	0.825%	0.80%	0.93%

Multi-Manager High Yield Opportunity	0.83%	0.805%	0.781%	0.85%

Short Bond	0.38%	0.369%	0.358%	0.40%

Tax-Advantaged Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%

Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%

U.S. Government	0.38%	0.369%	0.358%	0.40%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2022. The contractual reimbursement arrangements will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate

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FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees for the Funds, including, from time to time to avoid a negative yield for the U.S. Government Money Market and U.S. Government Select Money Market Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2022, NTI reimbursed additional expenses in order to avoid a negative yield for the U.S. Government Money Market and U.S. Government Select Money Market Funds. The amounts voluntarily reimbursed by NTI are shown as Less expenses voluntarily reimbursed by investment adviser in the Statements of Operations. The voluntary expense reimbursement receivables at March 31, 2022 were approximately $387,000 and $72,000 for the U.S. Government Money Market and U.S. Government Select Money Market Funds, respectively, and are shown as part of Receivable from investment adviser in the Statements of Assets and Liabilities. Any such reimbursement or waiver is paid monthly to the Funds by NTI.

In addition, during the fiscal year ended March 31, 2022, NTI reimbursed certain additional expenses that may be excepted expenses.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds.

The Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds are managed by NTI and the Sub-Advisers. In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of any Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each sub-advised Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI.

As of March 31, 2022, Ashmore Investment Management Limited and Global Evolution USA, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Debt Opportunity Fund.

As of March 31, 2022, Neuberger Berman Investment Advisers LLC, Nomura Corporate Research and Asset Management Inc. and Polen Capital Management, LLC are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

NTI is responsible for payment of sub-advisory fees to the Sub-Advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund, except for the U.S. Government Money Market and U.S. Select Government Money Market Funds, which is computed daily and payable monthly, at an annual rate of 0.019 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Northern Trust also performs certain administrative services for certain Sub-Advisers pursuant to separate agreements with such Sub-Advisers.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund, excluding the U.S. Government Money Market and U.S. Government Select Money Market Funds, may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and

FIXED INCOME AND MONEY MARKET FUNDS   408   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022

custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2022, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. For the fiscal year ended March 31, 2022, NTI reimbursed each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2022, the following Fund engaged in purchases and/or sales of securities from an affiliated entity.

Amount in thousands	PURCHASES	SALES

Multi-Manager Emerging Markets Debt Opportunity	$470	$204

During the fiscal year ended March 31, 2022, the Multi-Manager Emerging Markets Debt Opportunity Fund received reimbursements from Northern Trust of approximately $4,000 and the Fixed Income, High Yield Fixed Income and Multi-Manager High Yield Opportunity Funds each received approximately $1,000 in connection with errors. In addition, Northern Trust reimbursed expenses of the High Yield Fixed Income Fund of approximately $7,000. These reimbursements are included in Net investment income in the Statements of Operations and Statements of Changes in Net Assets and in Net investment income in the Financial Highlights. These cash contributions represents less than $0.01 per share for each of the Funds.

During the fiscal year ended March 31, 2021, the Multi-Manager Emerging Markets Debt Opportunity Fund received reimbursements from Northern Trust of approximately $114,000 in connection with errors. These reimbursements are included in Net investment income and Net realized gains on investments in the Statements of Changes in Net Assets and in Net investment income and Net realized and unrealized gain in the Financial Highlights. These cash contributions represent less than $0.01 per share and had no effect on the Fund’s total return.

Certain uninvested cash balances of U.S. Government Money Market Fund and U.S. Government Select Money Market Fund may receive a return from Northern Trust based on a market return it receives less an administrative fee. These amounts, if any, are shown on the Funds’ Statements of Operations as Income from affiliates.

Certain uninvested foreign currency balances of the Funds may pay/receive a return to/from Northern Trust based on a market return it pays/receives less an administrative fee. For the fiscal year ended March 31, 2022, the Multi-Manager Emerging Markets Debt Opportunity Fund paid Northern Trust approximately $1,000 and received an amount from Northern Trust of less than $1,000. This amount is included in Interest income on the Fund’s Statements of Operations.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2022, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Arizona Tax-Exempt	$–	$50,897	$–	$63,493

Bond Index	419,409	1,073,796	562,133	1,316,598

California Intermediate Tax-Exempt	–	112,845	–	97,203

California Tax-Exempt	–	61,716	–	58,227

Core Bond	581,950	50,130	597,998	64,259

Fixed Income	1,684,290	228,353	1,692,055	275,811

High Yield Fixed Income	–	1,718,701	–	1,084,707

High Yield Municipal	–	395,747	–	151,703

Intermediate Tax-Exempt	–	1,978,504	–	2,016,196

Limited Term Tax-Exempt	–	691,577	–	741,626

Limited Term U.S. Government	227,907	–	239,051	–

Multi-Manager Emerging Markets Debt Opportunity	–	50,131	–	80,802

Multi-Manager High Yield Opportunity	–	115,889	–	106,306

Short Bond	10,978	208,860	47,548	146,138

NORTHERN FUNDS ANNUAL REPORT   409   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Tax-Advantaged Ultra-Short Fixed Income	$ 105,713	$2,937,038	$ 90,035	$3,208,181

Tax-Exempt	–	1,324,373	–	1,487,136

Ultra-Short Fixed Income	144,616	2,434,856	159,450	2,777,579

U.S. Government	211,614	2,715	213,850	2,877

U.S. Treasury Index	30,257,707	–	40,024,643	–

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2022, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Arizona Tax-Exempt	$ 1,368	$ (5,484)	$ (4,116)	$ 146,531

Bond Index	29,535	(134,723)	(105,188)	2,845,338

California Intermediate Tax-Exempt	2,638	(19,096)	(16,458)	494,698

California Tax-Exempt	4,430	(9,313)	(4,883)	202,332

Core Bond	320	(10,342)	(10,022)	199,761

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Fixed Income	$ 3,378	$ (38,198)	$ (34,820)	$ 735,420

High Yield Fixed Income	45,217	(201,902)	(156,685)	3,999,458

High Yield Municipal	8,850	(50,317)	(41,467)	813,850

Intermediate Tax-Exempt	22,500	(99,286)	(76,786)	2,743,733

Limited Term Tax-Exempt	978	(22,405)	(21,427)	754,756

Limited Term U.S. Government	1	(1,473)	(1,472)	49,448

Multi-Manager Emerging Markets Debt Opportunity	1,916	(24,602)	(22,686)	116,748

Multi-Manager High Yield Opportunity	5,413	(15,828)	(10,415)	191,102

Short Bond	291	(13,855)	(13,564)	437,668

Tax-Advantaged Ultra-Short Fixed Income	1,242	(58,645)	(57,403)	4,015,653

Tax-Exempt	12,159	(81,520)	(69,361)	1,717,072

Ultra-Short Fixed Income	668	(54,641)	(53,973)	3,231,205

U.S. Government	2	(1,592)	(1,590)	44,949

U.S. Government Money Market	–	–	–	20,203,746

U.S. Government Select Money Market	–	–	–	3,735,831

U.S. Treasury Index	567	(4,375)	(3,808)	90,590

8. CAPITAL SHARE TRANSACTIONS

Transactions in Shares class for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Arizona Tax-Exempt	3,042	$ 32,918	177	$ 1,906	(4,699)	$ (50,324)	(1,480)	$ (15,500)

Bond Index	42,472	454,677	2,379	25,531	(80,680)	(857,933)	(35,829)	(377,725)

California Intermediate Tax-Exempt	9,732	106,230	158	1,716	(11,134)	(119,730)	(1,244)	(11,784)

California Tax-Exempt	2,299	27,243	168	1,974	(2,626)	(30,627)	(159)	(1,410)

Core Bond	3,928	41,122	87	906	(9,031)	(94,012)	(5,016)	(51,984)

Fixed Income	8,993	94,435	430	4,504	(17,266)	(179,077)	(7,843)	(80,138)

High Yield Fixed Income	198,044	1,329,164	3,126	21,020	(84,961)	(569,617)	116,209	780,567

FIXED INCOME AND MONEY MARKET FUNDS   410   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

High Yield Municipal	45,614	$411,591	244	$2,194	(19,761)	$(175,503)	26,097	$238,282

Intermediate Tax-Exempt	41,867	450,145	1,339	14,455	(62,209)	(663,306)	(19,003)	(198,706)

Limited Term Tax-Exempt	16,401	169,275	803	8,274	(32,033)	(328,338)	(14,829)	(150,789)

Limited Term U.S. Government	1,072	10,732	3	33	(2,424)	(24,067)	(1,349)	(13,302)

Multi-Manager Emerging Markets Debt Opportunity	1,193	10,644	630	5,557	(5,749)	(48,203)	(3,926)	(32,002)

Multi-Manager High Yield Opportunity	6,292	59,138	288	2,702	(5,164)	(48,617)	1,416	13,223

Short Bond	10,125	191,256	99	1,874	(9,916)	(186,787)	308	6,343

Tax-Advantaged Ultra-Short Fixed Income	223,481	2,275,739	570	5,796	(301,101)	(3,063,944)	(77,050)	(782,409)

Tax-Exempt	25,707	281,151	1,129	12,375	(48,150)	(521,429)	(21,314)	(227,903)

Ultra-Short Fixed Income	176,871	1,817,701	1,706	17,503	(220,845)	(2,267,906)	(42,268)	(432,702)

U.S. Government	1,175	11,366	14	137	(1,881)	(18,351)	(692)	(6,848)

U.S. Government Money Market	74,768,261	74,768,307	113	113	(72,073,045)	(72,073,045)	2,695,329	2,695,375

U.S. Government Select Money Market	12,231,380	12,231,380	850	850	(12,416,180)	(12,416,180)	(183,950)	(183,950)

U.S. Treasury Index	1,488	33,328	94	2,092	(1,936)	(43,392)	(354)	(7,972)

Transactions in Shares class for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Arizona Tax-Exempt	4,674	$51,159	153	$1,666	(1,901)	$(20,667)	2,926	$32,158

Bond Index	98,630	1,105,705	3,735	41,729	(65,425)	(730,097)	36,940	417,337

California Intermediate Tax-Exempt	10,252	112,491	211	2,314	(7,637)	(83,298)	2,826	31,507

California Tax-Exempt	3,523	41,711	213	2,540	(1,845)	(21,825)	1,891	22,426

Core Bond	11,396	123,991	466	5,041	(6,200)	(66,983)	5,662	62,049

Fixed Income	22,711	242,001	838	8,999	(27,566)	(292,918)	(4,017)	(41,918)

High Yield Fixed Income	160,320	998,486	3,225	20,621	(238,172)	(1,494,121)	(74,627)	(475,014)

High Yield Municipal	25,762	223,988	247	2,137	(20,408)	(173,294)	5,601	52,831

Intermediate Tax-Exempt	64,440	701,449	1,867	20,443	(65,257)	(709,242)	1,050	12,650

Limited Term Tax-Exempt	19,629	207,317	1,317	13,820	(18,037)	(189,500)	2,909	31,637

Limited Term U.S. Government	3,475	35,048	3	26	(2,921)	(29,462)	557	5,612

Multi-Manager Emerging Markets Debt Opportunity	3,969	34,263	145	1,337	(5,254)	(47,386)	(1,140)	(11,786)

Multi-Manager High Yield Opportunity	8,450	72,243	389	3,454	(17,165)	(147,093)	(8,326)	(71,396)

Short Bond	7,368	140,429	124	2,357	(4,554)	(86,867)	2,938	55,919

Tax-Advantaged Ultra-Short Fixed Income	401,410	4,103,483	1,182	12,074	(295,311)	(3,018,461)	107,281	1,097,096

Tax-Exempt	61,337	673,302	1,024	11,314	(30,538)	(333,650)	31,823	350,966

Ultra-Short Fixed Income	285,775	2,952,047	1,980	20,448	(146,785)	(1,515,280)	140,970	1,457,215

U.S. Government	2,977	30,248	141	1,394	(1,496)	(15,098)	1,622	16,544

U.S. Government Money Market	73,747,179	73,747,179	1,462	1,462	(72,817,246)	(72,817,246)	931,395	931,395

U.S. Government Select Money Market	13,724,719	13,724,719	367	367	(13,416,295)	(13,416,295)	308,791	308,791

U.S. Treasury Index	2,178	51,508	69	1,625	(2,079)	(48,628)	168	4,505

NORTHERN FUNDS ANNUAL REPORT   411   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Arizona Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 8,422	$ 80,146	$ 78,289	$ –	$ –	$ 2	$ 10,279	10,278,784

Bond Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	80,397	543,670	534,996	–	–	7	89,071	89,070,603

California Intermediate Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	31,807	175,450	190,866	–	–	5	16,391	16,391,306

California Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	14,669	80,037	82,352	–	–	3	12,354	12,353,932

Core Bond	Northern Institutional Funds - U.S. Government Portfolio (Shares)	30,263	331,025	360,315	–	–	3	973	973,347

Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	36,173	864,530	896,062	–	–	9	4,641	4,640,676

High Yield Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	46,727	1,566,121	1,422,166	–	–	20	190,682	190,682,183

High Yield Municipal	Northern Institutional Funds - U.S. Government Portfolio (Shares)	45,175	262,483	265,521	–	–	12	42,137	42,137,416

Intermediate Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	246,853	1,238,205	1,412,852	–	–	33	72,206	72,205,618

Limited Term Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	81,465	598,561	655,028	–	–	13	24,998	24,998,025

Limited Term U.S. Government	Northern Institutional Funds - U.S. Government Portfolio (Shares)	49	124,595	124,552	–	–	–*	92	91,580

Multi-Manager Emerging Markets Debt Opportunity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	5,681	109,646	110,062	–	–	1	5,265	5,264,772

Multi-Manager High Yield Opportunity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	8,003	137,504	134,328	–	–	2	11,179	11,178,862

FIXED INCOME AND MONEY MARKET FUNDS   412   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME		VALUE, END OF YEAR	SHARES, END OF YEAR

Short Bond	FlexShares® Disciplined Duration MBS Index Fund	$4,824	$–	$–	$(377)	$–	$106		$4,447	202,000

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	13,255	254,753	260,344	–	–	2		7,664	7,663,725

	Total	$18,079	$254,753	$260,344	$(377)	$–	$108		$12,111	7,865,725

Tax-Advantaged Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$327,433	$3,207,258	$3,524,724	$–	$–	$30		$9,967	9,967,355

Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	147,184	983,223	1,056,825	–	–	17		73,582	73,581,966

Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	131,487	2,538,929	2,466,070	–	–	22		204,346	204,346,152

U.S. Government	Northern Institutional Funds - U.S. Government Portfolio (Shares)	2,020	118,568	120,197	–	–	–	*	391	391,443

U.S. Treasury Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	839	35,431	35,579	–	–	–	*	691	690,875

*	Amount rounds to less than one thousand.

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2022:

		ASSETS		LIABILITIES

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE	STATEMENTS OF LIABILITIES LOCATION	VALUE

Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$195	Unrealized depreciation on forward foreign currency exchange contracts	$(417)

	Interest rate contracts	Net Assets - Net unrealized appreciation	–	Net Assets - Net unrealized depreciation	(7	)**

	Interest rate contracts	Unrealized appreciation on bilateral interest rate swap agreements	3	Unrealized depreciation on bilateral interest rate swap agreements	–

**

Includes cumulative appreciation/depreciation on centrally cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a

NORTHERN FUNDS ANNUAL REPORT   413   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Funds may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2022, gross amounts of assets and liabilities for forward foreign exchange contracts and swap agreements not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT

Multi-Manager Emerging Markets Debt Opportunity	Barclays	$ 15	$ (15)	$ –	$ –

	BNP	43	(43)	–	–

	JPMorgan Chase	33	(33)	–	–

	Merrill Lynch	36	(27)	–	9

	Morgan Stanley	9	(9)	–	–

	Santander	50	(13)	–	37

	Standard Chartered Bank	12	(12)	–	–

	Total	$198	$(152)	$ –	$46

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT
Multi-Manager Emerging Markets Debt Opportunity	Barclays	$(137)	$ 15	$ –	$(122)

	BNP	(99)	43	–	(56)

	Citibank	(14)	–	–	(14)

	JPMorgan Chase	(45)	33	–	(12)

	Merrill Lynch	(27)	27	–	–

	Morgan Stanley	(42)	9	–	(33)

	Santander	(13)	13	–	–

	Standard Chartered Bank	(40)	12	–	(28)

	Total	$(417)	$152	$ –	$(265)

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2022:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	$ 14

Fixed Income	Interest rate contracts	Net realized gains (losses) on futures contracts	492

Limited Term U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	(48)

Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(440)

	Interest rate contracts	Net realized gains (losses) on interest rate swap agreements	(168)

U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	(104)

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FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Limited Term U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$ (6)

Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	216

	Interest rate contracts	Net change in unrealized appreciation (depreciation) on interest rate swap agreements	57

U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	29

Volume of derivative activity for the fiscal year ended March 31, 2022*:

	FOREIGN EXCHANGE CONTRACTS		INTEREST RATE CONTRACTS

	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Core Bond	–	$–	2	$570
Fixed Income	–	–	3	4,990
Limited Term U.S. Government	–	–	12	868
Multi-Manager Emerging Markets Debt Opportunity	1,368	132,639	1	1,730
U.S. Government	–	–	8	1,053

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

In December 2020, Rule 2a-5 under the 1940 Act was adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The effective date for compliance with Rule 2a-5 is September 8, 2022. Management is evaluating the impact of the adoption of Rule 2a-5 on the financial statements.

13. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Most LIBOR settings ceased to be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or

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FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

14. CORONAVIRUS (COVID-19) PANDEMIC

The outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future, could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the recent outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that a Fund and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Funds’ investment adviser (or sub-advisers) rely, and could otherwise disrupt the ability of the Funds’ service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase a Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

15. EUROPEAN INSTABILITY

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian or other Eastern European investments, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions. Funds that track an Index (an Index Fund) may experience challenges liquidating positions in Russian securities that have been removed from its underlying index and/or sampling the underlying index to continue to seek the Index Fund’s respective investment goal. Such circumstances may lead to increased tracking error between an Index Fund’s performance and the performance of its respective underlying index.

FIXED INCOME AND MONEY MARKET FUNDS   416   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022

16. REORGANIZATION

At a meeting held on December 10, 2020, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of Money Market Fund of Northern Funds (the “Acquired Fund”) into the U.S. Government Money Market Fund of Northern Funds (the “Acquiring Fund”). After considering the recommendation of NTI, the Board concluded that the reorganization would be in the best interests of each Fund and their shareholders and shareholders’ interests will not be diluted as a result of the reorganization. The reorganization was not effected on a tax-free basis for federal income tax purposes and is not expected to result in the recognition of capital gains or losses by shareholders of the Acquired Fund. At the time of the reorganization, each Fund offered and redeemed shares at $1.00 per share by valuing its portfolio investments at amortized cost. Pursuant to the Plan, all of the assets of the Acquired Fund were transferred to the Acquiring Fund, as shown in the table below, in exchange for shares of the Acquiring Fund of equal aggregate value and the Acquiring Fund’s assumption of all of the current and future liabilities of the Acquired Fund. Immediately following the reorganization, holders of shares of the Acquired Fund held shares of the Acquiring Fund having aggregate net asset value equal to the aggregate net asset value of the shares held in the Acquired Fund immediately prior to the reorganization. The reorganization was completed on April 9, 2021, following the approval of the reorganization by shareholders of the Money Market Fund.

	ACQUIRED FUND	ACQUIRING FUND

Amounts in thousands, except Exchange Ratio	MONEY MARKET	U.S. GOVERNMENT MONEY MARKET

Exchange Ratio	1.000	N/A

Shares before the Reorganization	153,489	17,706,675

Net Assets before the Reorganization	153,535	17,707,020

Aggregated Net Assets immediately after the Reorganization	–	17,860,555

Assuming the reorganization had been completed on April 1, 2021, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the fiscal year ended March 31, 2022 are as follows:

Amounts in thousands	NET INVESTMENT INCOME	NET REALIZED GAINS ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

U.S. Government Money Market	$1,056	$137	$1,193

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since April 9, 2021.

17. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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FIXED INCOME AND MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of twenty-one separate portfolios of Northern Funds, comprising the Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Limited Term Tax-Exempt Fund (formerly known as Short-Intermediate Tax-Exempt Fund), Limited Term U.S. Government Fund (formerly known as Short-Intermediate U.S. Government Fund), Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager High Yield Opportunity Fund, Short Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Tax-Exempt Fund, Ultra-Short Fixed Income Fund, U.S. Government Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, and U.S. Treasury Index Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the twenty-one portfolios constituting the Northern Funds as of March 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 25, 2022

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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FIXED INCOME AND MONEY MARKET FUNDS

TAX INFORMATION	MARCH 31, 2022 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2021, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Bond Index	$0.050455

California Tax-Exempt	0.035539

Intermediate Tax-Exempt	0.015200

Limited Term Tax-Exempt	0.042027

Tax-Advantaged Ultra-Short Fixed Income	0.001015

Ultra-Short Fixed Income	0.015360

U.S. Government	0.005180

U.S. Treasury Index	0.192310

EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended March 31, 2022, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund - 99.66%, California Intermediate Tax-Exempt Fund - 99.12%, California Tax-Exempt Fund - 99.40%, High Yield Municipal Fund - 99.14%, Intermediate Tax-Exempt Fund - 98.02%, Limited Term Tax-Exempt Fund - 97.54%, Tax- Advantaged Ultra-Short Fixed Income Fund - 50.52%, Tax Exempt Fund - 98.15%.

NORTHERN FUNDS ANNUAL REPORT   419   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2022 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 17-18, 2021, the Board received and reviewed the annual written report of the Committee, on behalf of NTI, (the “Report”) concerning the operation of the Program for the period from October 1, 2020 to September 30, 2021 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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FIXED INCOME AND MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2022 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on exchanges and redemptions; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2021 through March 31, 2022.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2021 - 3/31/2022 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 403), if any, in the High Yield Fixed Income, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 408), which may result in different expense ratios in the Financial Highlights.

Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/2021-
SHARES	RATIO	10/1/2021	3/31/2022	3/31/2022

Actual	0.46%	$1,000.00	$ 945.50	$2.23

Hypothetical (5% return before expenses)	0.46%	$1,000.00	$1,022.64	$2.32

BOND INDEX

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/2021-
SHARES	RATIO	10/1/2021	3/31/2022	3/31/2022

Actual	0.15%	$1,000.00	$ 940.20	$0.73

Hypothetical (5% return before expenses)	0.15%	$1,000.00	$1,024.18	$0.76

CALIFORNIA INTERMEDIATE TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/2021-
SHARES	RATIO	10/1/2021	3/31/2022	3/31/2022

Actual	0.45%	$1,000.00	$ 940.70	$2.18

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

CALIFORNIA TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/2021-
SHARES	RATIO	10/1/2021	3/31/2022	3/31/2022

Actual	0.46%	$1,000.00	$ 936.80	$2.22

Hypothetical (5% return before expenses)	0.46%	$1,000.00	$1,022.64	$2.32

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2021 through March 31, 2022, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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FIXED INCOME AND MONEY MARKET FUNDS

FUND EXPENSES (continued)

CORE BOND

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.41%	$1,000.00	$937.20	$1.98

Hypothetical (5% return before expenses)	0.41%	$1,000.00	$1,022.89	$2.07

FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.45%	$1,000.00	$937.60	$2.17

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

HIGH YIELD FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.78%	$1,000.00	$961.40	$3.81

Hypothetical (5% return before expenses)	0.78%	$1,000.00	$1,021.04	$3.93

HIGH YIELD MUNICIPAL

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.60%	$1,000.00	$928.20	$2.88

Hypothetical (5% return before expenses)	0.60%	$1,000.00	$1,021.94	$3.02

INTERMEDIATE TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.45%	$1,000.00	$949.30	$2.19

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

LIMITED TERM TAX-EXEMPT(1)

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.45%	$1,000.00	$967.00	$2.21

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

LIMITED TERM U.S. GOVERNMENT(2)

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.42%	$1,000.00	$956.00	$2.05

Hypothetical (5% return before expenses)	0.42%	$1,000.00	$1,022.84	$2.12

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.94%	$1,000.00	$888.80	$4.43

Hypothetical (5% return before expenses)	0.94%	$1,000.00	$1,020.24	$4.73

MULTI-MANAGER HIGH YIELD OPPORTUNITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.86%	$1,000.00	$971.30	$4.23

Hypothetical (5% return before expenses)	0.86%	$1,000.00	$1,020.64	$4.33

SHORT BOND

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.40%	$1,000.00	$966.40	$1.96

Hypothetical (5% return before expenses)	0.40%	$1,000.00	$1,022.94	$2.02

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.25%	$1,000.00	$984.40	$1.24

Hypothetical (5% return before expenses)	0.25%	$1,000.00	$1,023.68	$1.26

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2021 through March 31, 2022, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022 (UNAUDITED)

TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.45%	$1,000.00	$941.90	$2.18

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

ULTRA-SHORT FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.25%	$1,000.00	$981.80	$1.24

Hypothetical (5% return before expenses)	0.25%	$1,000.00	$1,023.68	$1.26

U.S. GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.43%	$1,000.00	$950.80	$2.09

Hypothetical (5% return before expenses)	0.43%	$1,000.00	$1,022.79	$2.17

U.S. GOVERNMENT MONEY MARKET

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.11%	$1,000.00	$1,000.00	$0.55

Hypothetical (5% return before expenses)	0.11%	$1,000.00	$1,024.38	$0.56

U.S. GOVERNMENT SELECT MONEY MARKET

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.11%	$1,000.00	$1,000.00	$0.55

Hypothetical (5% return before expenses)	0.11%	$1,000.00	$1,024.38	$0.56

U.S. TREASURY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2021	ENDING ACCOUNT VALUE 3/31/2022	EXPENSES PAID* 10/1/2021- 3/31/2022

Actual	0.16%	$1,000.00	$945.90	$0.78

Hypothetical (5% return before expenses)	0.16%	$1,000.00	$1,024.13	$0.81
*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2022. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2021 through March 31, 2022, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

(1)Formerly known as the Short-Intermediate Tax-Exempt Fund.

(2)Formerly known as the Short-Intermediate U.S. Government Fund.

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FIXED INCOME AND MONEY MARKET FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 46 portfolios in the Northern Funds Complex—Northern Funds offers 41 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Year of Birth: 1960 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Year of Birth: 1965 Trustee since 2019

•  Chief Schooling Officer since May 2020 and Head of School Management and Technology from July 2016 to May 2020, Success Academy Charter Schools;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Year of Birth: 1949 Trustee since 2013

•  Member of the State of Wisconsin Investment Board from 2015 to 2018;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Year of Birth: 1958 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Year of Birth: 1956 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Professor of Instruction, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Year of Birth: 1957 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• MassMutual Access Pine Point Fund (closed-end investment fund)

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FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022 (UNAUDITED)

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Year of Birth: 1957 Trustee since 2000

•  Executive Committee member and Chair, Policy and Advocacy Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Executive Committee Member and Director, Boca Grande Clinic, since 2019;

•  Member, Law Board, Northwestern Pritzker School of Law, since 2019;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Year of Birth: 1965 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (Including Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016);

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (Including Barclay Global Investors, acquired by BlackRock in 2009);

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—32 portfolios)

(1) Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the 1940 Act ).

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Year of Birth: 1958 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017

Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

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TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Telmo R. Martins Year of Birth: 1982 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2021

Senior Vice President of Northern Trust Investments, Inc. since February 2022; Vice President of Northern Trust Investments, Inc. from May 2020 to January 2022; Chief Compliance Officer of Belvedere Advisors LLC since October 2020; Director, Deputy Chief Compliance Officer—AllianceBernstein Funds from 2018 to 2020, Vice President, Director of Compliance of AllianceBernstein LP from 2013 to 2018, Senior Compliance officer of AllianceBernstein LP from 2007 to 2013.

Darlene Chappell Year of Birth: 1963 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009

Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.

Randal E. Rein Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008

Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Year of Birth: 1967 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Year of Birth: 1968 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company from 2011 to April 2022.

Georgia Hiotis Year of Birth: 1978 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2022	Senior Vice President of Fund Administration of the Northern Trust Company since 2020; Vice President of the Northern Trust Company from 2009 to 2020.

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FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011

Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Year of Birth: 1960 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019

Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016.

Craig R. Carberry, Esq. Year of Birth: 1960 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019

Senior Vice President, Senior Trust Officer, Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel of Northern Trust Corporation since August 2020; Deputy General Counsel and Senior Vice President at The Northern Trust Company since August 2020 and 2015, respectively (previously, Associate General Counsel from 2015 to 2021); Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010 to 2018; Secretary of FlexShares Trust from 2011 to 2018.

Jose J. Del Real, Esq. Year of Birth: 1977 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018

Assistant General Counsel and Senior Vice President of the Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Jennifer A. Craig Year of Birth: 1973 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2022	Vice President of the Northern Trust Company since September 2021; Assistant Vice President, Paralegal Manager of SS&C/ALPS Fund Services, Inc. from 2007 to 2021.

(1) Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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FIXED INCOME AND MONEY MARKET FUNDS

APPROVAL OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

Multi-Manager High Yield Opportunity Fund

At a meeting of the Board of Trustees (the “Trustees”) of Northern Funds (the “Trust”) held on January 20, 2022 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), voting separately, reviewed and unanimously approved a new sub-advisory agreement (“Agreement”) with respect to the Multi-Manager High Yield Opportunity Fund (the “High Yield Opportunity Fund”) between Northern Trust Investments, Inc. (“NTI”) and DDJ Capital Management, LLC (“DDJ”).

DDJ, which currently serves as sub-adviser to the High Yield Opportunity Fund, entered into an agreement pursuant to which Polen Capital Management, LLC (“Polen Capital”), a Florida-based registered investment adviser, purchased 100% of the outstanding equity interests in DDJ effective January 31, 2022 (the “Closing Date”). The transaction is deemed to be a “change in control” of DDJ under the Investment Company Act of 1940, as amended (the “1940 Act”). As required under the 1940 Act, the sub-advisory agreement between DDJ and NTI with respect to the High Yield Opportunity Fund (the “Original Sub-Advisory Agreement”) provides for its automatic termination upon an assignment, including a change in control. Accordingly, in order for DDJ to continue to serve as a sub-adviser to the High Yield Opportunity Fund following the Closing Date, the Board was required to consider the approval of a new sub-advisory agreement between DDJ (which will be renamed Polen U.S. High Yield, LLC) and NTI (the “New Sub-Advisory Agreement”) with respect to the High Yield Opportunity Fund.

During executive session, the Independent Trustees considered the below factors in connection with their approval of the New Sub-Advisory Agreement.

Trustees’ Considerations in Approving the DDJ Agreement

At the Meeting, the Trustees reviewed and discussed information and written materials from NTI about DDJ including: (i) the nature and quality of the investment advisory services provided by DDJ and the experience and qualifications of the personnel providing such services; (ii) DDJ’s financial condition, history of operations and ownership structures, including information relating to Polen Capital; (iii) DDJ’s investment strategies and styles of investing; (iv) DDJ’s performance history with respect to the High Yield Opportunity Fund; (v) information with respect to DDJ’s compliance policies and procedures and the Trust’s CCO’s evaluation of such policies and procedures, as well as DDJ’s regulatory history; (vi) DDJ’s conflicts of interest in managing the High Yield Opportunity Fund, including DDJ’s financial or business relationships with NTI and its affiliates, if any; and (vii) the terms of the New Sub-Advisory Agreement. In considering the New Sub-Advisory Agreement, the Trustees considered that the Board had previously approved DDJ’s Original Sub-Advisory

Agreement in May, 2021, and that DDJ had provided a bring-down memo to update the materials that had been provided in connection with the most recent approval of the Original Sub-Advisory Agreement. The Trustees also considered NTI’s discussion of the reasons that it believes that DDJ’s continued service as a sub-adviser to the High Yield Opportunity Fund is in the best interests of the High Yield Opportunity Fund’s shareholders. The Trustees also discussed the proposed allocation of assets among DDJ and the other sub-advisers to the High Yield Opportunity Fund, noting that they are not proposed to change.

In evaluating the DDJ Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors. However, the Trustees relied upon the recommendations and performance evaluations of NTI with respect to DDJ.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to DDJ’s operations, qualifications, performance and experience in managing the type of strategy for which DDJ is engaged in connection with the High Yield Opportunity Fund. The Trustees also considered NTI’s evaluation of DDJ’s potential to continue to contribute to the High Yield OpportunityFund’s returns. The Trustees also reviewed the CCO’s evaluation of DDJ’s compliance program, noting that the CCO believed the program continues to be satisfactory and in compliance with regulatory requirements. The Trustees concluded that DDJ was able to continue to provide quality services to the High Yield Opportunity Fund.

Fees, Expenses and Performance

The Trustees considered that the sub-advisory fees to be paid to DDJ under the New Sub-Advisory Agreement were the same as those paid under the Original Sub-Advisory Agreement and that DDJ would continue to be paid by NTI out of its management fees and not by the High Yield Opportunity Fund. The Trustees also considered that the terms of the New Sub-Advisory Agreement were materially similar to those of the Original Sub-Advisory Agreement. The Trustees further considered comparisons of total fees received by DDJ with respect to the High Yield Opportunity Fund compared to those received from its other similar institutional accounts. Finally, the Trustees considered NTI’s representations that the fees paid to DDJ were reasonable in light of the quality of the services performed by it.

The Trustees considered the current profitability to NTI of the High Yield Opportunity Fund. The Trustees also considered the total sub-advisory fees paid by NTI to DDJ. Because NTI paid DDJ out of the management fee that NTI received from the High Yield Opportunity Fund, the Trustees believed that NTI had an incentive to negotiate the lowest possible sub-advisory fees.

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FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2022 (UNAUDITED)

The Trustees considered and evaluated the performance of the High Yield Opportunity Fund and the performance of the portion of the High Yield Opportunity Fund managed by DDJ, both against the High Yield Opportunity Fund’s benchmark index (the “Benchmark”) and the median performance of the High Yield Opportunity Fund’s applicable peer group (the “Peer Group”). The Trustees noted that both the High Yield Opportunity Fund and the portion of the High Yield Opportunity Fund managed by DDJ underperformed the Benchmark and the median performance of the Peer Group for the three-year period but outperformed the Benchmark and the median performance of the Peer Group for the one-year period. The Trustees also noted that although the High Yield Opportunity Fund underperformed its Benchmark for the five-year period, the High Yield Opportunity Fund outperformed the median performance of the Peer Group, and the portion of the High Yield Opportunity Fund managed by DDJ outperformed both the Benchmark and the median performance of the Peer Group, for the same period. Further, it was noted that although the High Yield Opportunity Fund underperformed its Benchmark for the period since inception, the portion of the High Yield Opportunity Fund managed by DDJ outperformed the Benchmark for the same period. The Trustees concluded, based upon the information provided, that DDJ’s performance record in its strategy was generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed the impact on NTI’s net management fee (after payment of sub-advisory fees) at various asset levels. They took into account the levels of aggregate sub-advisory fees at various asset levels, including breakpoints in the sub-advisory fee structures. However, the Trustees generally considered economies of scale with respect to the High Yield Opportunity Fund primarily at the management fee level given that NTI pays DDJ out of its management fee. It was noted by the Trustees that DDJ had breakpoints in its sub-advisory fee structure. Accordingly, the Trustees concluded that the fee arrangement with DDJ, at current and project assets levels for the High Yield Opportunity Fund, continues to be appropriate.

Other Benefits

The Trustees considered other potential benefits derived or to be derived by DDJ as a result of its relationships with the High Yield Opportunity Fund. For example, the Trustees noted that DDJ may continue to obtain reputational benefits from the success of the High Yield Opportunity Fund or other series of the Trust. The Trustees also considered the other relationships that DDJ and/or Polen Capital had with NTI or its affiliates, including that Polen Capital serves as a sub-adviser to another series of the Trust managed by NTI. The Trustees concluded that, based on the information provided, any such potential benefits were immaterial to its consideration and approval of the New Sub-Advisory Agreement.

Conclusion

The Trustees reviewed with counsel to the Independent Trustees the legal standards applicable to their consideration of the New Sub-Advisory Agreement. Based on the Trustees’ review and deliberations, which included consideration of each of the factors referenced above, and the recommendations by NTI, the Trustees, including the Independent Trustees, concluded that the fee paid (and proposed to continue being paid) to DDJ was reasonable in light of the services to be provided by it and the Trustees unanimously approved the New Sub-Advisory Agreement.

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FIXED INCOME AND MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

AZ TAX-EXEMPT FUND[2,5,9,11,12,15,16]	SHORT BOND FUND[1,2,5,6,8,9,18]
BOND INDEX FUND[2,5,9,13,17,18]	LIMITED TERM TAX-EXEMPT FUND[2,5,9,11,16]
CA INTERMEDIATE TAX-EXEMPT FUND[2,5,9,11,12,15,16]	LIMITED TERM U.S. GOVERNMENT FUND[2,5,9,18]
CA TAX-EXEMPT FUND[2,5,9,11,12,15,16]	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND[2,5,6,9,11,16,18]
CORE BOND FUND[2,5,6,18]	TAX-EXEMPT FUND[2,5,9,16]
FIXED INCOME FUND[2,5,6,8,9,18]	ULTRA-SHORT FIXED INCOME FUND[2,4,5,6,9,18]
HIGH YIELD FIXED INCOME FUND[2,5,6,8,9]	U.S. GOVERNMENT FUND[2,5,9,18]
HIGH YIELD MUNICIPAL FUND[2,5,8,9,11,16]	U.S. GOVERNMENT MONEY MARKET FUND[2,9,10,14,18]
INTERMEDIATE TAX-EXEMPT FUND[2,5,9,11,16]	U.S. GOVERNMENT SELECT MONEY MARKET FUND[2,9,10,14,18]
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND[2,3,5,6,7,8]	U.S. TREASURY INDEX FUND[5,9,13,17]
MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND[2,5,6,8]

1 Asset-Backed Securities Risk: Asset-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risk. These securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Those asset-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities.

2 Credit (or Default) Risk: The inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

3 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

4 Financial Services Industry Risk: The Fund will invest under normal market conditions at least 25% of its total assets in the financial services industry. As a result, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

5 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably, including in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. Fixed income securities may experience increased volatility, illiquidity or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, or lack of liquidity in markets, which may be caused by numerous factors, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment.

6 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

7 Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

8 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

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FIXED INCOME AND MONEY MARKET FUNDS

9 Interest Rate/Maturity Risk: Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. A low or declining interest rate environment poses risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Recent and any future declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price.

10 Money Market Risk: You could lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time

11 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

12 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

13 Non-Diversification Risk (Index Funds): The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

14 Stable NAV Risk: The Fund may be unable to maintain a NAV per share price of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

15 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

16 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

17 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors

18 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

NORTHERN FUNDS ANNUAL REPORT   431   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

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PORTFOLIO HOLDINGS

Each of the Funds, except the U.S. Government Money Market and U.S. Government Select Money Market Funds, files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

The U.S. Government Money Market and U.S. Government Select Money Market Funds file detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and post their complete schedules of portfolio holdings on the Northern Funds’ web site at northerntrust.com as of the last business day of each month for the previous six months. The U.S. Government Money Market and U.S. Government Select Money Market Funds’ Forms N-MFP are available electronically on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME AND MONEY MARKET FUNDS   432   NORTHERN FUNDS ANNUAL REPORT

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FIX & MMF ANR (5/22)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The registrant has not amended its Code of Ethics during the period covered by this report. The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. David R. Martin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees for the fiscal year ended March 31, 2022 were billed by the principal accountant related to the registrant. The principal accountant billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2022 and March 31, 2021, respectively, as follows:

2022						2021
All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval			All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
$779,000		$0	$3,731,660	(3)	(a) Audit Fees	$816,140		$0	$3,969,008	(3)

$154,570	(1)	$0	$0		(b) Audit-Related Fees	$154,585	(1)	$0	$20,777	(4)

$137,485	(2)	$0	$2,323,478	(5)	(c)Tax Fees	$138,030	(2)	$0	$5,420,868	(5)

$0		$0	$0		(d) All Other Fees	$0		$0	$257,293	(6)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review and RIC tax return review.
(3)	Amounts relate to audit fees on The Northern Trust Company sponsored funds.
(4)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited, agreed upon procedures for The Northern Trust Company, and other attestation engagements.
(5)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(6)	Amounts relate to Resolution Plan Mapping, Data Analytics Strategy, and other consulting services.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by the principal accountant for the fiscal years ended March 31, 2022 and March 31, 2021, respectively, are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by the principal accountant other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the Northern Funds’ Amended and Restated Audit Committee Charter adopted on August 3, 2006, as amended, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by the principal accountant for services rendered to the registrant and service affiliates for the last two fiscal years were $2,460,963 and $5,991,553 for 2022 and 2021, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the reports to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 13(a)(1) to the report filed on Form N-CSR on June 5, 2020 (Accession Number 0001193125-20-161887).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not Applicable.

(a)(4)	There has been no change to the registrant’s independent public accountant during the reporting period.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: June 3, 2022

By	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: June 3, 2022